Exhibit 4.6

EXECUTION VERSION

SECURITY AGREEMENT

Dated March 22, 2013

From

The Grantors referred to herein

as Grantors

to

Wilmington Trust, National Association

as Agent

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Schedules

Schedule I	—	Investment Property
Schedule II	—	Deposit Accounts
Schedule III	—	Receivables and Agreement Collateral
Schedule IV	—	Intellectual Property
Schedule V	—	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule VI	—	Changes in Name, Location, Etc.
Schedule VII	—	Letters of Credit
Schedule VIII	—	Equipment Locations
Schedule IX	—	Inventory Locations
Schedule X	—	Commercial Tort Claims

Exhibits

Exhibit A	—	Form of Intellectual Property Security Agreement
Exhibit B	—	Form of Intellectual Property Security Agreement Supplement
Exhibit C	—	Form of Security Agreement Supplement

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SECURITY AGREEMENT

SECURITY AGREEMENT dated March 22, 2013 (this “Agreement”), made by Eastman Kodak Company, a New Jersey corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), and the U.S. Subsidiaries of the Company listed on the signature pages hereof, each of which is a debtor and debtor-in-possession, or which at any time execute and deliver a Security Agreement Supplement in substantially the form attached hereto as Exhibit C (the Company and such U.S. Subsidiaries, collectively, the “Grantors”), to Wilmington Trust, National Association, as Agent (in such capacity, together with any successor Agent appointed pursuant to Article VIII of the Credit Agreement, the “Agent”) for the Secured Parties (as hereinafter defined).

PRELIMINARY STATEMENTS.

(1) Reference is made to the Debtor-in-Possession Credit Agreement, dated as of March 22, 2013, among the Company, the U.S. Subsidiaries of the Company party thereto, the Agent and Lenders from time to time party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(2) Each Grantor is the owner of the shares of stock or other equity interests in its Subsidiaries set forth on Part I of Schedule I hereto and issued by the Persons named therein (such shares of stock or other equity interests, the “Initial Pledged Equity”). Each Grantor is the holder of the indebtedness owed to such Grantor (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

(3) Each Grantor is the owner of the deposit accounts set forth opposite such Grantor’s name on Schedule II hereto (together with all deposit accounts now owned or hereafter acquired by the Grantors, the “Deposit Accounts”).

(4) It is a condition precedent to the making or deemed making of Loans by the Lenders under the Credit Agreement that the Grantors shall supplement the DIP Order, without in any way diminishing or limiting the effect of the DIP Order or the security interest, pledge and Lien granted thereunder, by more fully setting forth in this Agreement their respective rights in connection with such security interest, pledge and Lien. Each Grantor will derive substantial direct or indirect benefit from the transactions contemplated by this Agreement, the Credit Agreement and the other Loan Documents.

(5) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed (or would be governed, absent the DIP Order) by the Uniform Commercial Code as in effect in a jurisdiction other than the State of

New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Credit Agreement, each Grantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

Section 1. Grant of Security. In addition to the security interest set forth in the DIP Order, each Grantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”) (provided, however, that notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under this Section 1 hereof attach to: (A) any deposit account for taxes, payroll, employee benefits or similar items and any other account or financial asset in which such security interest would be unlawful or in violation of any Plan or employee benefit agreement, (B) any lease, license, contract, or agreement or other property right (including any United States of America intent-to-use trademark or service mark application), to which any Grantor is a party or of any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in: (x) the abandonment, invalidation, unenforceability or other impairment of any right, title or interest of any Grantor therein, or (y) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, agreement or other property right pursuant to any provision thereof, in the case of each of clause (x) and (y) to the extent the applicable provision is not rendered ineffective by applicable law or the DIP Order, (C) any of the outstanding capital stock of a CFC in excess of 65% of the voting power of all classes of capital stock of such CFC entitled to vote, (D) if and to the extent invoked pursuant to the DIP Order, proceeds in an amount equal to the Carve-Out):

(a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft and furniture, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the “Equipment”);

(b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”);

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(c) (i) all accounts, instruments (including, without limitation, promissory notes), deposit accounts, chattel paper, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind owing to the Grantors, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance (any and all such instruments, deposit accounts, chattel paper, general intangibles and other obligations to the extent not referred to in clause (d), (e) or (f) below, being the “Receivables”), and all supporting obligations, security agreements, Liens, leases, letters of credit and other contracts owing to the Grantors or supporting the obligations owing to the Grantors under the Receivables (collectively, the “Related Contracts”), and (ii) all commercial tort claims, whether or not now or hereafter described on Schedule X hereto;

(d) the following (the “Security Collateral”):

(i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto;

(ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

(iii) all additional shares of stock and other equity interests from time to time acquired by such Grantor in any manner of (X) the issuers of the Initial Pledged Equity and (Y) each other Subsidiary of such Grantor, provided that (1) the stock of any Subsidiary held by a CFC or held by a Subsidiary of a CFC shall not be required to be pledged and (2) not more than 65% of the voting equity in any CFC shall be subject to the pledge hereunder (such shares and other equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all warrants, rights or options issued thereon or with respect thereto;

(iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(v) all security entitlements or commodity contracts carried in a securities account or commodity account and all financial assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of

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such security entitlements or financial assets and all warrants, rights or options issued thereon with respect thereto; and

(vi) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts, but excluding any equity interest excluded from the Pledged Equity) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto (“Investment Property”);

(e) each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);

(f) the following (collectively, the “Account Collateral”):

(i) the Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all cash equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts;

(ii) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

(g) the following (collectively, the “Intellectual Property Collateral”):

(i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

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(ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii) all copyrights, including, without limitation, copyrights in computer software, internet web sites and the content thereof, whether registered or unregistered (“Copyrights”); all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

(iv) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(v) all agreements, licenses and covenants providing for the granting of any right in or to any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary (“IP Agreements”); and

(vi) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(h) all documents, all money and all letter-of-credit rights;

(i) fixtures related to real property the title to or possession of which is held by a Grantor; and

(j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (h) of this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

Section 2. Security for Obligations. In addition to the security for the payment of the Secured Obligations to the Secured Parties provided by the DIP Order, this Agreement secures, in the case of each Grantor, the payment of all obligations of such Grantor and the Subsidiaries of the Company now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations,

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interest (including interest accruing during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings), fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (including monetary obligations incurred during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings) (all such obligations being the “Secured Obligations”) owing to the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor or Subsidiary of the Company, as applicable, to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any of the Loan Parties and other Subsidiaries of the Company.

Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to perform all of its duties and obligations thereunder to the extent set forth therein to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Pledged Equity or Pledged Debt shall be promptly delivered following the date of this Agreement, without further order from the Bankruptcy Court, to be held by or on behalf of the Agent pursuant hereto and the Intercreditor Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent except to the extent that such transfer or assignment is (x) prohibited by applicable law, including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases or (y) subject to certain corporate actions by the holders or issuers of non-U.S. Initial Pledged Equity which have not occurred as of the Effective Date and governmental approvals or consents to pledge or transfer with respect to the issuers of non-U.S. Pledged Equity which have not yet been obtained as to which Grantor shall, to the extent permitted by and in accordance with the DIP Order and without further notice from the Bankruptcy Court, use commercially reasonable efforts to complete as soon as practicable after the date hereof.

(b) With respect to any Security Collateral representing interests in Subsidiaries in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, use commercially reasonable efforts to cause the issuer thereof to agree in an authenticated record with such Grantor and the Agent that upon notice from the Agent that an Event of Default has occurred and is continuing, such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Agent. Upon the request of the Agent upon the occurrence and

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during the continuance of an Event of Default, each Grantor will notify each issuer of other Security Collateral as provided in Section 4(e) below.

(c) With respect to any securities or commodity account, any Security Collateral that constitutes a security entitlement as to which the financial institution acting as Agent hereunder is not the securities intermediary, upon the request of the Agent upon the occurrence and during the continuance of an Event of Default the relevant Grantor will, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, use its commercially reasonable efforts to cause the securities intermediary with respect to such security or commodity account or security entitlement to identify in its records the Agent as the entitlement holder thereof.

(d) Upon the request of the Agent upon the occurrence and during the continuance of an Event of Default, each Grantor shall, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, cause the Security Collateral to be registered in the name of the Agent or such of its nominees as the Agent shall direct, subject only to the revocable rights specified in Section 12(a). In addition, the Agent shall, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, have the right upon the occurrence and during the continuance of an Event of Default to convert Security Collateral consisting of financial assets credited to any securities account to Security Collateral consisting of financial assets held directly by the Agent, and to convert Security Collateral consisting of financial assets held directly by the Agent to Security Collateral consisting of financial assets credited to any securities or commodity account.

(e) Upon the request of the Agent upon the occurrence and during the continuance of an Event of Default, each Grantor will, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, notify each issuer of Security Collateral granted by it hereunder that such Security Collateral is subject to the security interest granted hereunder.

Section 5. Maintaining the Account Collateral. So long as any Loan or any other payment obligation of any Loan Party of which the Company has notice under any Loan Document shall remain unpaid:

(a) Each Grantor will, to the extent permitted by and in accordance with the DIP Order and to the extent required by the Credit Agreement and without further order from the Bankruptcy Court, enter into an agreement with the financial institution holding each of its Deposit Accounts pursuant to which such financial institution shall agree with such Grantor and the Agent to, upon notice from the Agent upon the occurrence and during the continuance of an Event of Default, comply with instructions originated by the Agent directing the disposition of funds in such deposit account without the further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Agent (a “Deposit Account Control Agreement”), and, upon the occurrence and during the continuance of an Event of Default, instruct each Person obligated at any time to make any payment to such Grantor for any reason (an “Obligor”) to make such payment to such a Deposit Account.

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(b) The Agent may, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, at any time and without notice to, or consent from, the Grantor, transfer, or direct the transfer of, funds from the Deposit Accounts to satisfy the Grantor’s obligations under the Loan Documents if an Event of Default shall have occurred and be continuing. As soon as reasonably practicable after any such transfer, the Agent agrees to give written notice thereof to the applicable Grantor.

Section 6. Representations and Warranties. Each Grantor represents and warrants as follows:

(a) Such Grantor’s exact legal name, chief executive office, type of organization, jurisdiction of organization and organizational identification number as of the date hereof is set forth in Schedule V hereto. Within the twelve months preceding the date hereof, such Grantor has not changed its name, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule V hereto except as set forth in Schedule VI hereto.

(b) Such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement, by the DIP Order or Liens permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may exist on the date of this Agreement, have been filed in favor of the Agent relating to the Loan Documents or are otherwise permitted under the Credit Agreement.

(c) All Equipment of such Grantor having a value in excess of $5,000,000 and Inventory of such Grantor having a value in excess of $5,000,000 as of the date hereof is located at the places specified therefor in Schedule VIII and Schedule IX hereto, respectively. Such Grantor has exclusive possession and control of its Inventory, other than Inventory stored at any leased premises or third party warehouse.

(d) None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument in excess of $5,000,000 that has not been delivered to the Agent. All such Receivables or Agreement Collateral valued in excess of $5,000,000 is listed on Schedule III attached hereto.

(e) All Security Collateral consisting of certificated securities and instruments with an aggregate fair market value in excess of $5,000,000 for all such Security Collateral of the Grantors has been delivered to be held by or on behalf of the Agent in accordance with Section 4(a).

(f) If such Grantor is an issuer of Security Collateral, such Grantor confirms that it has received notice of the security interest granted hereunder.

(g) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non assessable. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the

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legal, valid and binding obligation of the issuers thereof and, if evidenced by any promissory note, such promissory notes have been delivered to be held by or on behalf of the Agent in accordance with Section 4(a), and is not in default.

(h) The Initial Pledged Equity pledged by such Grantor constitutes, as of the date hereof, all of the issued and outstanding equity interests of the issuers thereof (or, in the case of any issuer that is a CFC, 100% of the non-voting equity interests (if any) of such issuer and 65% of the voting equity interests of such issuer) indicated on Part I of Schedule I hereto. The Initial Pledged Debt constitutes all of the outstanding Debt for Borrowed Money owed to such Grantor by the issuers thereof.

(i) Such Grantor has no Investment Property with a market value in excess of $5,000,000 as of the date hereof, other than the Investment Property listed on Part III of Schedule I hereto.

(j) The Assigned Agreements to which such Grantor is a party have been duly authorized, executed and delivered by such Grantor and, to such Grantor’s knowledge, any material Assigned Agreements are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms.

(k) Such Grantor has no material deposit accounts subject to the grant or security in Section 1 of this Agreement as of the date hereof, other than the Deposit Accounts listed on Schedule II hereto.

(l) Such Grantor is not a beneficiary or assignee under any letter of credit with a stated amount in excess of $5,000,000 and issued by a United States financial institution as of the date hereof, other than the letters of credit described in Schedule VII hereto.

(m) Subject to the DIP Order, the security interest created hereunder constitutes a legal, valid and perfected security interest in all Collateral to the extent set forth and with the priority set forth in the DIP Order and the Intercreditor Agreement; provided, however, that the Agent will receive a security interest, but not a first priority security interest, in (1) Collateral subject to Liens permitted by the terms of the Credit Agreement which Liens have priority over the security interests granted hereunder as a matter of law and (2) other Collateral to the extent consented to by the Agent and approved by the Required Lenders (collectively, the “Specified Collateral”).

(n) Subject to the DIP Order, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created in the Collateral (having the priority required by the Intercreditor Agreement) other than Specified Collateral, except for the governmental filings required to be made or approvals obtained prior to the creation of a security interest in any Security Collateral issued by a non-U.S. Person and any filings or approvals required prior to realizing on any such Pledged Equity or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this

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Agreement, except as set forth above and as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

(o) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law except where the failure to so comply would not have a Material Adverse Effect.

(p) As to itself and its Intellectual Property Collateral:

(i) Except as set forth on Schedule IV hereto, to the knowledge of the Company, neither the operation of such Grantor’s business nor the use of the Intellectual Property Collateral by Grantor in connection therewith conflicts with, infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property rights of any third party, except, in each case, as are not reasonably expected to have a Material Adverse Effect.

(ii) Such Grantor is the exclusive owner of all right, title and interest in and to Patents, Trademarks and Copyrights contained in the Intellectual Property Collateral, except as set forth in Schedule IV hereto with respect to co-ownership of certain Patents, and except for such failures to have exclusive ownership that are not reasonably expected to have a Material Adverse Effect.

(iii) The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the registered patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications owned by such Grantor as of the date set forth therein.

(iv) The issued Patents and registered Trademarks contained in the Intellectual Property Collateral have not been adjudged invalid or unenforceable in whole or part, and to the knowledge of the Company, are valid and enforceable, except to the extent Grantor has ceased use of any such registered Trademarks, and except, in each case, as are not reasonably expected to have a Material Adverse Effect.

(v) Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes, as deemed necessary by Grantor in its reasonable business discretion, to maintain in full force and effect and protect its interest in each and every material item of Intellectual Property Collateral owned by such Grantor that is registered or the subject of an application for registration.

(vi) Except as set forth on Schedule IV hereto, no claim has been asserted and is pending or to the knowledge of such Grantor, threatened, by any Person challenging the use of any Intellectual Property Collateral by a Grantor or the validity or enforceability of any such Intellectual Property Collateral, nor does the Company know of any valid basis for any such claim, except, in either case, for such claims that individually or in the aggregate are not reasonably expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will

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not result in the termination or material impairment of any of the Intellectual Property Collateral.

(vii) Except as set forth on Schedule IV hereto, with respect to each material IP Agreement: (A) to the knowledge of the Company, such IP Agreement is valid and binding and in full force and effect; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) such Grantor has not received any notice of termination or cancellation under such IP Agreement within the six months immediately preceding the date of this Agreement; (D) within the six months immediately preceding the date of this Agreement, such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured; and (E) neither such Grantor nor, to such Grantor’s knowledge, any other party to such IP Agreement is in breach or default thereof in any material respect, and, to the knowledge of such Grantor, no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination or modification under such IP Agreement, in each case except as would not reasonably be expected to have a Material Adverse Effect.

(viii) Such Grantor has used commercially reasonable efforts to maintain the confidentiality of the Trade Secrets of such Grantor and to protect such Trade Secrets from unauthorized use, disclosure, or appropriation and no such Trade Secrets have been disclosed by such Grantor other than to employees, representatives, agents, consultants and contractors of such Grantor or other Persons, all of whom are bound by written confidentiality agreements.

Section 7. Further Assurances. Each Grantor agrees that from time to time, in accordance with the terms of this Agreement to the extent permitted by and in accordance with the DIP Order, at the expense of such Grantor and at the reasonable request of the Agent and without further order from the Bankruptcy Court, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will, at the reasonable request of the Agent and to the extent permitted by and in accordance with the DIP Order, without further order from the Bankruptcy Court, promptly with respect to the Collateral of such Grantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; (ii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) at the request of the Agent, take all

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action to ensure that the Agent’s security interest is noted on any certificate of title related to any Collateral evidenced by a certificate of title; and (iv) deliver to the Agent evidence that all other actions that the Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken.

(a) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property of such Grantor and fixtures related to real property the title to or possession of which is held by such Grantor (or words of similar effect) in the United States, regardless of whether any particular asset described in such financing statements falls within the scope of the UCC. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Agent to have filed such financing statements (including as a fixture filing), continuation statements or amendments filed prior to the date hereof.

(b) Each Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Agent may reasonably request, all in reasonable detail.

Section 8. As to Equipment and Inventory. (a) Each Grantor will keep its Equipment having a value in excess of $5,000,000 and Inventory having a value in excess of $5,000,000 (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule VIII and Schedule IX, respectively, or, upon 30 days’ prior written notice to the Agent (or such lesser time as may be agreed by the Agent), at such other places designated by such Grantor in such notice.

(b) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, its Equipment and Inventory, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing its Inventory, each Grantor will comply with all requirements of applicable law, except where the failure to so comply will not have a Material Adverse Effect.

Section 9. Insurance. (a) Each Grantor will, at its own expense, maintain or cause to be maintained, insurance with respect to its Collateral in such amounts, against such risks, in such form and with such insurers, as shall be customary for similar businesses of the size and scope of the Company on a consolidated basis, provided however that the Grantor may self insure to the extent consistent with prudent business practice to be applied in accordance with the Credit Agreement. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses, except for losses of less than $12,500,000 per occurrence, to be paid, in accordance with the Intercreditor Agreement and the Lender loss payee provisions which were requested pursuant to clause (iv) below, directly to the Agent. So long as no Event of Default shall have occurred and be continuing, all property damage insurance payments received by the Agent in connection with any loss, damage or

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destruction of Inventory will be released by the Agent to the applicable Grantor. Each such policy shall in addition (i) name such Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, (iii) provide that at least 10 days’ prior written notice of cancellation or of lapse shall be given to the Agent by the insurer and (iv) contain such other customary lender loss payee provisions as the Agent shall reasonably request. Each Grantor will, if so requested by the Agent and to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, without further order from the Bankruptcy Court, deliver to the Agent certificates of insurance evidencing such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker or the insurer with respect to such insurance. Further, each Grantor will, at the request of the Agent and to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, without further order from the Bankruptcy Court, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 1(i) and cause the insurers to acknowledge notice of such assignment.

(b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 9 may be paid directly to the Person who shall have incurred damages covered by such insurance to be applied in accordance with the Credit Agreement. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 9 is not applicable, the applicable Grantor, to the extent determined to be in the business interest of such Grantor, will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder, by the Credit Agreement or the Orders, to pay or as reimbursement for the costs of such repairs or replacements or, if such Grantor determines not to repair or replace such Equipment or Inventory, treat the loss or damage as a disposition under Section 5.02(e)(v) of the Credit Agreement.

(c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Agent in connection with any loss, damage or destruction of Equipment or Inventory will be released by the Agent to the applicable Grantor to be applied in accordance with the Credit Agreement. Upon the occurrence and during the continuance of any Event of Default, to the extent permitted by and in accordance with the DIP Order and the Intercreditor Agreement and without further order from the Bankruptcy Court, all insurance payments in respect of such Equipment or Inventory shall be paid to the Agent and shall, in the Agent’s sole discretion, (i) be released to the applicable Grantor to be applied in accordance with the Credit agreement or (ii) be held as additional Collateral hereunder or applied as specified in Section 19(b).

Section 10. Post-Closing Changes; Collections on Assigned Agreements and Receivables. (a) No Grantor will change its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule V of this Agreement without first giving at least 15 Business Days prior written notice to the Agent, or such lesser period of time as agreed by the Agent, and taking all action reasonably required by the Agent for the purpose of perfecting or protecting the security interest granted by this

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Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and other documents to the extent provided in Section 5.01(e) of the Credit Agreement. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Agent of such organizational identification number.

(b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements and Receivables. In connection with such collections, such Grantor may take (and, at the Agent’s direction, will take) such action as such Grantor or the Agent may deem necessary or advisable to enforce collection of the Assigned Agreements and Receivables; provided, however, that the Agent shall have the right at any time, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements and Receivables of the assignment of such Assigned Agreements to the Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements and Receivables, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements and Receivables, including, without limitation, those set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements and Receivables of such Grantor shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be applied in accordance with the Credit Agreement, and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement, release wholly or partly any Obligor thereof or allow any credit or discount thereon other than credits or discounts given in the ordinary course of business.

Section 11. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral material to the business of the Company and its Subsidiaries, each Grantor agrees to take, at its expense, all commercially reasonable steps as determined in Grantor’s reasonable discretion, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance (in accordance with the exercise of such Grantor’s reasonable business discretion) of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S.

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Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings initiated by third parties, in each case except where the failure to so file, register, maintain or participate is not reasonably likely to have a Material Adverse Effect. No Grantor shall, without the written consent of the Agent, which shall not be unreasonably withheld or delayed, discontinue use of or otherwise abandon any such material Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have reasonably determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer reasonably necessary or desirable in the conduct of such Grantor’s business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

(b) Until the termination of the Credit Agreement, each Grantor agrees to provide, annually to the Agent an updated Schedule of its Patents, Trademarks and registered Copyrights.

(c) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is being infringed, misappropriated or otherwise violated by a third party in any material respect, such Grantor shall take such commercially reasonable actions determined in its reasonable discretion, at its expense, to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement, misappropriation or other violation and for an injunction against such infringement, misappropriation or other violation.

(d) Each Grantor shall take all reasonable steps which it deems appropriate under the circumstances to preserve and protect each item of its material Trademarks included in the Intellectual Property Collateral, including, without limitation, taking all reasonable steps which it deems appropriate under the circumstances to maintain substantially the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the general quality of the products and services as of the date hereof, and taking all reasonable steps which it deems appropriate under the circumstances to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

(e) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit A hereto or otherwise in form and substance satisfactory to the Agent (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office, and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

(f) Each entity which executes a Security Agreement Supplement as Grantor shall execute and deliver to the Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Agent (an “IP Security Agreement Supplement”) identifying the Intellectual Property Collateral pledged by such Grantor, which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other

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governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

Section 12. Voting Rights; Dividends; Etc. So long as no Default under Section 6.01(a) or (e) of the Credit Agreement shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose.

(ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all dividends, interest and other distributions paid or payable in the form of instruments or certificates in respect of, or in exchange for, any Security Collateral, shall, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, be promptly delivered to be held by or on behalf of the Agent as Security Collateral and shall, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, if received by such Grantor, be received in trust for the benefit of the Secured Parties, be segregated from the other property or funds of such Grantor and be promptly delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

(iii) The Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Subject to the DIP Order, upon the occurrence and during the continuance of a Default under Section 6.01(a) or (e) of the Credit Agreement:

(i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, upon notice to such Grantor by the Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent for the benefit of the Secured Parties, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 12(b) shall be received

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in trust for the benefit of the Secured Parties, shall be segregated from other funds of such Grantor and shall be promptly paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 13. As to the Assigned Agreements. Each Grantor will, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, at its expense:

(i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it to the extent consistent with its past practice or reasonable business judgment, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Agent; and

(ii) furnish to the Agent promptly upon receipt thereof copies of all notices of defaults in excess of $25,000,000 received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Agent may reasonably request and (B) upon request of the Agent, make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

(c) Each Grantor agrees, upon the reasonable request of Agent, to instruct each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to a Deposit Account.

(d) All moneys received or collected pursuant to subsection (c) above shall be (i) released to the applicable Grantor on the terms set forth in Section 5 so long as no Event of Default shall have occurred and be continuing or (ii) if any Event of Default shall have occurred and be continuing, applied as provided in Section 19(b).

Section 14. As to Letter-of-Credit Rights and Commercial Tort Claims. (a) Except as otherwise permitted by the Credit Agreement, this Agreement and DIP Order, each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Agent, hereby assigns to the Agent such rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Upon request of the Agent, each Grantor will, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, promptly use commercially reasonable efforts to cause the issuer of each letter-of-credit with a stated amount in excess of $5,000,000 and each nominated person (as

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defined in Section 5-102 of the UCC) (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in form and substance reasonably satisfactory to the Agent and deliver written evidence of such consent to the Agent.

(b) Upon the occurrence and during the continuance of an Event of Default, each Grantor will, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, promptly upon request by the Agent, (i) notify (and such Grantor hereby authorizes the Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Agent or its designee and (ii) arrange for the Agent to become the transferee beneficiary of letter of credit.

(c) In the event that any Grantor hereafter acquires or has any commercial tort claim that has been filed with any court in excess of $20,000,000 in the aggregate, it shall, promptly after such claim has been filed with such court, deliver a supplement to Schedule X hereto, identifying such new commercial tort claim.

Section 15. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

(b) Subject to the terms of the Credit Agreement and this Agreement, each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any equity interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer except to such Grantor or its Affiliates, and (ii) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all additional equity interests or other securities as required by Section 5.01(i) of the Credit Agreement from time to time acquired by such Grantor in any manner.

Section 16. Agent Appointed Attorney in Fact. (a) Each Grantor hereby irrevocably appoints the Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Agent’s discretion, to take any action and to execute any instrument, to the extent permitted by and in accordance with the DIP Order and without further order from the Bankruptcy Court, that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(b) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 9,

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(c) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(d) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

(e) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral.

Section 17. Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so, upon notice to the Company of at least five Business Days in advance and if the Company fails to cure within such period, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 20.

Section 18. The Agent’s Duties. The powers conferred on the Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(a) Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more of its Affiliates (or, with the consent of the Company, any other Persons) subagents (each a “Subagent”) for the Agent hereunder with respect to all or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Agent, with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral, and (iii) the term “Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.

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Section 19. Remedies. Subject to the DIP Order, if any Event of Default shall have occurred and be continuing:

(a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties; (ii) subject to applicable law (including the Bankruptcy Code or any order of the Bankruptcy Court entered in connection with the Cases), without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable; (iii) occupy, consistent with Section 5.01(e) of the Credit Agreement, on a non-exclusive basis any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral, and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, including the Bankruptcy Code or any order of the Bankruptcy Court entered in connection with the Cases, at least ten days’ notice to such Grantor of the time and place of any public sale, or of the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter shall be applied in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in accordance with Section 6.04 of the Credit Agreement.

(c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

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(d) Subject to the provisions of Section 9.06 of the Credit Agreement, the Agent may, without notice to any Grantor except as required by law (including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases) and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

(e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Agent or its designee, to the extent practicable, tangible embodiments of such Grantor’s know-how and expertise, and documents relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

(f) In each case under this Agreement in which the Agent takes any action with respect to the Collateral, including proceeds, the Agent shall provide to the Company such records and information regarding the possession, control, sale and any receipt of amounts with respect to such Collateral as may be reasonably requested by the Company as a basis for the preparation of the applicable Grantor’s financial statements in accordance with GAAP.

With respect to the foregoing, the Agent shall provide the Company (with a copy to counsel for the Official Creditors’ Committee in the Cases and to the United States Trustee for the Southern District of New York) with seven (7) days’ written notice prior to taking the actions contemplated by this Section 19; provided, that the Agent may take the actions contemplated by this Section 19 without further order from the Bankruptcy Court.

Section 20. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, trustees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b) Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (ii) the exercise or enforcement of any of the rights of the Agent or the other Secured Parties hereunder or (iii) the failure by such Grantor to perform or observe any of the provisions hereof.

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Section 21. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, with respect to any amendment, the Company on behalf of the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

Section 22. Confidentiality; Notices; References. (a) The confidentiality provisions of Section 9.09 of the Credit Agreement shall apply to all information received by the Agent or any Lender under this Agreement.

(b) All notices and other communications provided for hereunder shall be delivered as provided in Section 9.02 of the Credit Agreement.

(c) The definitions of certain terms used in this Agreement are set forth in the following locations:

Account Collateral	Section 1(f)
Agreement	Preamble
Agreement Collateral	Section 1(e)
Assigned Agreements	Section 1(e)
Company	Preamble
Collateral	Section 1
Copyrights	Section 1 (g)(iii)
Credit Agreement	Recitals (1)
Deposit Account Control Agreement	Section 5(a)
Deposit Accounts	Recitals (3)
Equipment	Section 1(a)
Grantor, Grantors	Preamble
Initial Pledged Debt	Recitals (2)
Initial Pledged Equity	Recitals (2)
Intellectual Property Collateral	Section 1(g)
Inventory	Section 1(b)

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IP Agreements	Section 1(g)(v)
Obligor	Section 5(a)
Patents	Section 1(g)(i)
Pledged Debt	Section 1(d)(iv)
Pledged Equity	Section 1(d)(iii)
Receivables	Section 1(c)
Related Contracts	Section 1(c)
Secured Obligations	Section 2
Security Collateral	Section 1(d)
Specified Collateral	Section 6(m)
Trademarks	Section 1(g)(ii)
Trade Secrets	Section 1(g)(iii)
UCC	Recitals (5)

Section 23. Continuing Security Interest; Assignments Under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) except as otherwise provided in Section 9.15 of the Credit Agreement, remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations or (ii) the Termination Date, or otherwise as set forth in any order of the Bankruptcy Court, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns. Without limiting the generality of the foregoing clause (c), to the extent permitted in Section 9.08 of the Credit Agreement, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, the Loans owing to it and the Note or Notes, if any, held by it) to any permitted transferee, and such permitted transferee shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

Section 24. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents or as otherwise directed or required by any order of the Bankruptcy Court, the security interests granted under this Agreement by such Grantor in such Collateral shall immediately terminate and automatically be released and Agent will promptly deliver at the Grantor’s request to such Grantor all certificates representing any Pledged Equity released and all notes and other instruments representing any Pledged Debt, Receivables or other Collateral held by it, and Agent will, at such Grantor’s expense, promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that no such documents shall be required unless such Grantor shall have delivered to the Agent, at least five Business Days prior to the date such documents are required by Grantor, or such lesser period of time agreed by the Agent, a written request for release describing the item of Collateral and the consideration to be received in the sale, transfer or other disposition and any expenses in connection therewith, together with a form of release for execution by the Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents.

23

(b) The pledge and security interest granted hereby will be terminated as set forth in Section 9.15(b) of the Credit Agreement and upon such termination all rights to the Collateral shall revert to the applicable Grantor and the Agent will promptly deliver to the applicable Grantors all certificates representing any Pledged Equity or Pledged Debt, Receivables or other Collateral.

Section 25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or .pdf shall be effective as delivery of an original executed counterpart of this Agreement.

Section 26. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.

Section 27. Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from jurisdiction), to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the Bankruptcy Court or any such New York State court, as applicable, or, to the extent permitted by law, in such federal court. Each Grantor hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to the Company at its address specified pursuant to Section 9.02 of the Credit Agreement. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(a) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Bankruptcy Court or any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(b) Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Agent or any Secured Party in the negotiation, administration, performance or enforcement thereof.

24

Section 28. Intercreditor Agreement Controlling. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Agent pursuant to this Agreement, the exercise of any right or remedy by the Agent hereunder and any obligation of any Grantor to take any action, in each case, with respect to the Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement and the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control. Notwithstanding anything herein to the contrary, prior to the First Priority Obligations Payment Date (as defined in the Intercreditor Agreement) with respect to the ABL Priority Collateral (as defined in the Intercreditor Agreement), (i) no Grantor shall be required to act or refrain from acting with respect to any ABL Priority Collateral (as defined in the Intercreditor Agreement) if compliance by such Grantor with such requirement would result in a breach of or constitute a default under the Intercreditor Agreement, (ii) the requirements of this Agreement to deliver any physical ABL Priority Collateral (as defined in the Intercreditor Agreement) and any certificates, instruments or documents in relation thereto (or control thereof) to the Agent shall be deemed satisfied by delivery of such Collateral and such certificates, instruments or documents in relation thereto (or control thereof) to the ABL Agent (as defined in the Intercreditor Agreement) and (iii) any provision of this Agreement requiring or authorizing any action by, or requiring that any action or delivery be satisfactory to the Agent, shall instead be deemed to require or authorize such action by, or that such action or delivery be satisfactory to, the ABL Agent (as defined in the Intercreditor Agreement).

Section 29. Marshalling. Neither the Agent nor the Secured Parties shall be required to marshal any present or future collateral security (including but not limited to the Collateral for, or other assurance of payment of, the Secured Obligations or any of them) or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.

Section 30. Inconsistency. In the event of any inconsistency or conflict between the provisions of this Agreement and the DIP Order, the provisions of the DIP Order shall govern.

[The remainder of this page intentionally left blank]

25

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

EASTMAN KODAK COMPANY

By:	/s/ William G. Love
Name:	William G. Love
Title:	Treasurer

CREO MANUFACTURING AMERICA LLC
KODAK AVIATION LEASING LLC

By:	/s/ William G. Love
Name:	William G. Love
Title:	Manager

EASTMAN KODAK INTERNATIONAL CAPITAL COMPANY, INC.

FAR EAST DEVELOPMENT LTD.

FPC INC.

KODAK (NEAR EAST), INC.

KODAK AMERICAS, LTD.

KODAK IMAGING NETWORK, INC.

KODAK PORTUGUESA LIMITED

KODAK REALTY, INC.

LASER-PACIFIC MEDIA CORPORATION PAKON, INC.

QUALEX INC.

By:	/s/ William G. Love
Name:	William G. Love
Title:	Treasurer

KODAK PHILIPPINES, LTD. NPEC INC.

By:	/s/ William G. Love
Name:	William G. Love
Title:	Assistant Treasurer

[Signature page to the Junior Debtor-In-Possession Security Agreement]

Wilmington Trust, National Association, As Agent

By:	/s/ Meghan H. McCauley
Name:	Meghan H. McCauley
Title:	Authorized Signatory

[Signature page to the Junior Debtor-In-Possession Security Agreement]

2

SCHEDULE I

INVESTMENT PROPERTY

PART I

INITIAL PLEDGED EQUITY

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Creo Manufacturing America LLC	Wyoming	Eastman Kodak Company	N/A	N/A	100%	100%	Uncertificated
Eastman Kodak Holdings B.V.	The Netherlands	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated
Eastman Kodak International Capital Company, Inc.	Delaware	Eastman Kodak Company	8,200	8,200	100%	65%	No. 5-5,330 shares
Far East Development Ltd.	Delaware	Eastman Kodak Company	10	10	100%	100%	No. 1-10 shares

3

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
FPC Inc.	California	Laser-Pacific Media Corporation	80	80	100%	100%	No. 2-80 shares
Kodak (Australasia) Pty. Ltd.	Australia	Eastman Kodak Company	65,000,000	66,901,626	97.1576%	65%	No. 1-43,486,057 shares
Kodak (Malaysia) Sdn. Bhd.*	Malaysia	Eastman Kodak Company	8,509,341	8,509,343	99.98%	65%	No. 20- 5,531,072
Kodak (Near East), Inc.	New York	Eastman Kodak Company	5,000	5,000	100%	100%	No. 4- 5,000 shares
Kodak (Singapore) Pte. Limited	Singapore	Eastman Kodak Company	90,000	90,000	100%	65%	No. 12- 58,500 shares
Kodak*	France	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated
Kodak Americas, Ltd.	New York	Eastman Kodak Company	34,500	34,500	100%	100%	No. 6- 34,500 shares

4

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Kodak Argentina S.A.I.C.*	Argentina	Eastman Kodak Company	527,668	989,437	53.33%	53.33%	No. 1- 527,668
Kodak Aviation Leasing LLC	Delaware	Eastman Kodak Company	N/A	N/A	100%	100%	Uncertificated
Kodak Chilena S.A.F.*	Chile	Eastman Kodak Company	128,847,183	129,246,565	99.69%	65%	No. 10-84,010,268 shares
Kodak G.m.b.H.*	Austria	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated
Kodak Graphic Communications Canada Company	Canada	Eastman Kodak Company	7,655,813	7,655,813	100%	65%	No. 2-4,976,278 shares
Kodak Holding GmbH	Germany	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated

5

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Kodak Imaging Network B.V.*	Netherlands	Kodak Imaging Network, Inc.	N/A	N/A	100%	65%	Uncertificated
Kodak Imaging Network, Inc.	Delaware	Eastman Kodak Company	100	100	100%	100%	No. 5- 100 shares
Kodak Kft.*	Hungary	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated
Kodak Korea Ltd.*	Korea (South)	Eastman Kodak Company	964,000	964,000	100%	65%	No. 1- 626,600 shares
Kodak Limited	United Kingdom	Eastman Kodak Company	130,000,000	130,000,000	100%	65%	No. 93-19,500,000 shares No. 89-65,000,000 shares

6

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Kodak New Zealand Limited*	New Zealand	Eastman Kodak Company	1,000,000	1,000,000	100%	65%	No. 11-650,000 shares
Kodak Nordic AB*	Sweden	Eastman Kodak Company	270,000	270,000	100%	65%	No. 94 501 –270,000-175,500 shares
Kodak OOO*	Russia	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated
Kodak Oy*	Finland	Eastman Kodak Company	534,000	534,000	100%	65%	No. 2 347,100 shares
Kodak Philippines, Ltd.	New York	Eastman Kodak Company	6,000	6,000	100%	100%	No. 3-1,000 shares No. 4- 1,500 shares No. 5- 2,000 shares No. 6- 1,500 shares

7

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Kodak Polska Sp.zo.o*	Poland	Eastman Kodak Company	N/A	N/A	100%	65%	Uncertificated
Kodak Portuguesa Limited	New York	Eastman Kodak Company	1,000	1,000	100%	100%	No. 1-1,000 shares
Kodak Polychrome Graphics Company Ltd.	Barbados	Eastman Kodak Company	4	4	100%	65%	No. 6-2.6 shares
Kodak Realty, Inc.	New York	Eastman Kodak Company	100	100	100%	100%	No. 3-100 shares
Kodak, S.A.	Spain	Eastman Kodak Company	284,759	284,760	99.99%	65%	No. 1-19,508 shares No. 3-165,587 shares

8

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Kodak S.p.A.	Italy	Eastman Kodak Company	72,998,639	73,000,000	99.998%	65%	No. 7- 47,450,000
Kodak Venezuela, S.A.*	Venezuela	Eastman Kodak Company	16,830	16,830	100%	65%	No. 13-10,940 shares
Laser-Pacific Media Corporation	Delaware	Eastman Kodak Company	1,110	1,110	100%	100%	No. 1- 1,000 shares No. 2- 100 shares No. 3- 10 shares
NPEC Inc.	California	Eastman Kodak Company	100	100	100%	100%	No. 2- 100 shares
Pakon, Inc.	Indiana	Eastman Kodak Company	300	300	100%	100%	No. 1- 300 shares

9

Issuer	Jurisdiction of Organization of Issuer	Holder	# of Shares Owned	Total Shares Outstanding	Ownership Percentage	Percentage of Outstanding Stock Pledged	Certificate Number(s) and Number of Shares
Qualex Inc.	Delaware	Eastman Kodak Company	1,000	1,000	100%	100%	No. C-1-1,000 shares
Wheeling Insurance Ltd.*	Bermuda	Eastman Kodak Company	120,000	120,000	100%	100%	No. 35-120,000 shares

*	Pledged under New York law only; no local law perfection required.

10

SCHEDULE I

INVESTMENT PROPERTY

PART II

INITIAL PLEDGED DEBT

Grantor	Debt Issuer	Principal Amount[1]	Currency
Eastman Kodak Company	Kodak Graphic Communications Canada Co.	$126,205,510.00	USD
Eastman Kodak Company	Kodak Graphic Communications Canada Co.	$9,500,000.00	USD
Eastman Kodak Company	Kodak (Egypt) S.A.E.	$5,666,138.00	USD
Kodak (Near East), Inc.	Eastman Kodak Company	$16,717,866.21	USD
Kodak Portuguesa Limited	Eastman Kodak Company	$4,760,220.39	USD

[1]	Amount reflects outstanding principal and accrued interest as of February 28, 2013. Loan maturities typically roll on a monthly basis

11

SCHEDULE I

INVESTMENT PROPERTY

PART III

OTHER INVESTMENT PROPERTY

None.

12

[***] Certain confidential information contained in this document has been omitted from public filing pursuant to a request for confidential treatment submitted to the U.S. Securities and Exchange Commission. The omitted information, which has been identified with the symbol “[***],” has been filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE II

DEPOSIT ACCOUNTS

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Eastman Kodak Company	Bank of America, 602 Peachtree St. NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Eastman Kodak Company	Bank of America, 602 Peachtree St. NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Eastman Kodak Company	Bank of America, 602 Peachtree St. NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Eastman Kodak Company	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	[***]	[***]	[***]

13

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Eastman Kodak Company	Bank of the West, 1977 Saturn St Montery Park, CA 91755	[***]	[***]	[***]

Eastman Kodak Company	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	[***]	[***]	[***]

Eastman Kodak Company	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	[***]	[***]	[***]

Eastman Kodak Company	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	[***]	[***]	[***]

Eastman Kodak Company	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	[***]	[***]	[***]

14

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Eastman Kodak Company	ESL Federal Credit Union, 225 Chestnut Street, Rochester, NY 14604	[***]	[***]	[***]

Eastman Kodak Company	Keybank, 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	[***]	[***]	[***]

Eastman Kodak Company	Keybank, 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	[***]	[***]	[***]

Eastman Kodak Company	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

Eastman Kodak Company	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

Eastman Kodak Company	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

15

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Eastman Kodak Company	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

Eastman Kodak International Capital Company Inc.	Citibank, N.A, 388 Greenwich Street 23rd Floor, New York, NY 10013	[***]	[***]	[***]

FPC Inc.	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	[***]	[***]	[***]

FPC Inc.	Bank of America, 602 Peachtree Street NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Kodak Imaging Network, Inc.	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	[***]	[***]	[***]

16

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Laser-Pacific Media Corporation	Bank of America, 602 Peachtree Street NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

NPEC Inc.	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	[***]	[***]	[***]

Laser-Pacific Media Corporation	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	[***]	[***]	[***]

Qualex Inc.	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

Qualex Inc.	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

17

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Qualex Inc.	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc.	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc.	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc.	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc.	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc.	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	[***]	[***]	[***]

18

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

19

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Qualex Inc	Bank of America, 600 Peachtree St NE 10th Floor, Atlanta, GA 30308	[***]	[***]	[***]

Eastman Kodak Company	Bank of Colorado-Front Range 1041 Main St Windsor, CO	[***]	[***]	[***]

Qualex Inc	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

20

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Qualex Inc	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	[***]	[***]	[***]

Qualex Inc	Ozark Mountain Bk 1115 James Wpps Rd Branson, MO 65616	[***]	[***]	[***]

Qualex Inc	Ozark Mountain Bk 1115 James Wpps Rd Branson, MO 65616	[***]	[***]	[***]

Qualex Inc	Ozark Mountain Bk 1115 James Wpps Rd Branson, MO 65616	[***]	[***]	[***]

Qualex Inc	Sun Trust Bank 3325 Parkway Pigeon Forge, TN 37863	[***]	[***]	[***]

21

Grantor	Name and Address of Bank	Account Number	Contact	Contact Information
Qualex Inc	Sun Trust Bank 3325 Parkway Pigeon Forge, TN 37863	[***]	[***]	[***]

Eastman Kodak Company	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	[***]	[***]	[***]

22

FOREIGN DEPOSIT ACCOUNTS

Account Name	Account Number	Branch Name
Kodak (Near East), Inc.	[***]	Citibank Dubai

Kodak (Near East), Inc.	[***]	Citibank Dubai

Kodak (Near East), Inc.	[***]	Citibank Dubai

Kodak (Near East), Inc.	[***]	Citibank Intl PLC, Greece Branch

Kodak (Near East), Inc.	[***]	Credit Agricole Egypt

Kodak Americas, Ltd.	[***]	Peru Citibank

Kodak Americas, Ltd.	[***]	Peru Citibank

Kodak Americas, Ltd.	[***]	Peru Citibank

Kodak Americas, Ltd.	[***]	Peru Citibank

Kodak Americas, Ltd.	[***]	Peru Citibank

Kodak Americas, Ltd.	[***]	BANCO DE CREDITO

Kodak Americas, Ltd.	[***]	BANCO DE CREDITO

Kodak Portuguesa Limited	[***]	Citibank Portugal

Kodak Portuguesa Limited	[***]	Citibank Portugal

23

SCHEDULE III

RECEIVABLES AND AGREEMENT COLLATERAL

Note Payor	Note Payee	Description of Receivable	Amount	Final Maturity
Image Sensor Technologies Acquisition Corporation n/k/a Truesense Imaging, Inc.	Eastman Kodak Company	Escrow for Benefit of Eastman Kodak Company	$6,058,761.38	May 7, 2013

24

SCHEDULE IV

INTELLECTUAL PROPERTY

Patents

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
35817	Eastman Kodak Company	FR	DE00072827	DE74072827	4/26/1974	4/26/1974	DISCLOSURE TITLE: 200 FOOT NOMINAL CAPACITY SUPER 8 CAMERA CARTRIDGE
39763	Eastman Kodak Company	FR	119627	DE76074815	5/18/1976	5/18/1976

52782	Eastman Kodak Company	US	6441771	07/359,918	6/1/1989	8/27/2002	THIN FILM MAGNETODIELECTRIC FOR ABSORPTION OF A BROAD BAND OF ELECTROMAGNETIC RADIATION

52967	Eastman Kodak Company	US	5882732	07/955,671	6/29/1992	3/16/1999	HORIZONTALLY CHILL-SETTING A DOWNWARDS FACING LIQUID PHOTOGRAPHIC MATERIAL

55706	Eastman Kodak Company	US	5700611	08/568,772	12/7/1995	12/23/1997	METHOD FOR FORMING OVERLAPPING TONER IMAGES

56376	Eastman Kodak Company	US	5541024	07/476,210	2/7/1990	7/30/1996	TONER PARTICLES PRODUCED BY LIMITED COALESCENCE POLYMERIZATION

56418	Eastman Kodak Company	US		07/315,961	2/27/1989		ARMOR FOR LIGHTWEIGHT BALLISTIC PROTECTION

56662	Eastman Kodak Company	US	5516394	07/810,008	12/18/1991	5/14/1996	TONER FIXING METHOD AND RECEIVING SHEET

56662	Eastman Kodak Company	US	5691039	08/485,873	6/7/1995	11/25/1997	TONER FIXING METHOD AND RECEIVING SHEET

57963	Eastman Kodak Company	US	5552266	07/946,310	10/30/1992	9/3/1996	PHOTOGRAPHIC MATERIAL COMPRISING A MAGENTA DYE IMAGE FORMING COUPLER COMBINATION

58284	Eastman Kodak Company	US	5391401	08/078,280	6/17/1993	2/21/1995	COATING PROCESSES

59281	Eastman Kodak Company	US	5536609	07/712,017	6/7/1991	7/16/1996	IMPROVED THERMAL ASSISTED TRANSFER METHOD AND APPARATUS

59549	Eastman Kodak Company	US	5644647	07/583,740	9/17/1990	7/1/1997	USER-INTERACTIVE REDUCTION OF SCENE BALANCE FAILURES

60059	Eastman Kodak Company	US	5502474	07/858,796	3/27/1992	3/26/1996	PRINT PULSE PHASE CONTROL

60161	Eastman Kodak Company	US	5457023	08/170,562	12/20/1993	10/10/1995	NON-IONIC SURFACE ACTIVE COMPOUNDS

60212	Eastman Kodak Company	US	5386332	08/197,655	2/17/1994	1/31/1995	MAGNETIC HEAD FOR HIGH-FREQUENCY, HIGH-DENSITY RECORDING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
60213	Eastman Kodak Company	US	5574803	07/739,649	8/2/1991	11/12/1996	CHARACTER THINNING USING
							EMERGENT BEHAVIOR OF
							POPULATIONS OF COMPETITIVE
							LOCALLY INDEPENDENT
							PROCESSES

60360	Eastman Kodak Company	US	5553162	07/764,415	9/23/1991	9/3/1996	METHOD FOR DETECTING INK JET
							OR DOT MATRIX PRINTING

60392	Eastman Kodak Company	US	5501821	08/019,815	2/19/1993	3/26/1996	OPTICAL ARTICLE EXHIBITING A
							LARGE FIRST HYPERPOLARIZABILITY

60693	Eastman Kodak Company	US	5484629	08/068,468	5/27/1993	1/16/1996	COATING APPARATUS AND METHOD

60737	Eastman Kodak Company	US	5410630	08/154,940	11/18/1993	4/25/1995	OPTICAL ARTICLE CONTAINING A
							POLYMER EXHIBITING A HIGH LEVEL
							OF SECOND ORDER POLARIZATION
							SUSCEPTIBILITY

60811-1	Eastman Kodak Company	US	5616797	08/353,466	12/9/1994	4/1/1997	N-
							(CARBONYL,CARBONIMIDOYL,CARBO
							NOTHIOYL)- SULFONAMIDE CHARGE
							CONTROL AGENTS AND TONERS
							AND DEVELOPERS

60904	Eastman Kodak Company	US	5381507	08/154,804	11/18/1993	1/10/1995	OPTICAL ARTICLE CONTAINING A
							POLYMER THAT
							EXHIBITSNONLINEAR SECOND
							ORDER POLARIZATION
							SUSCEPTIBILITY

60943-1	Eastman Kodak Company	US	5597686	08/429,989	4/27/1995	1/28/1997	PHOTOGRAPHIC SILVER HALIDE
							EMULSION CONTAINING CONTRAST
							IMPROVING DOPANTS

60979	Eastman Kodak Company	US	5739928	07/758,053	9/12/1991	4/14/1998	A TECHNIQUE PARTICULARLY
							SUITED FOR USE IN A
							PRINTPREVIEW FUNCTION FOR
							ADAPTING CRT COLORIMETRY TO
							AMBIENT LIGHTING CONDITIONS

61091	Eastman Kodak Company	DE	69410852.9	94301322.7	2/24/1994	6/10/1998	PASSIVATION LAYER FOR CERAMIC
							BASED CHARGE PLATES

61091	Eastman Kodak Company	FR	0613778	94301322.7	2/24/1994	6/10/1998	PASSIVATION LAYER FOR CERAMIC
							BASED CHARGE PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
61091	Eastman Kodak Company	GB	0613778	94301322.7	2/24/1994	6/10/1998	PASSIVATION LAYER FOR CERAMIC
							BASED CHARGE PLATES

61226	Eastman Kodak Company	DE	69312015.0	93115492.6	9/25/1993	7/9/1997	AUTOMATIC SETUP OF
							PHOTOGRAPHIC PRINTER

61226	Eastman Kodak Company	FR	595032	93115492.6	9/25/1993	7/9/1997	AUTOMATIC SETUP OF
							PHOTOGRAPHIC PRINTER

61226	Eastman Kodak Company	GB	595032	93115492.6	9/25/1993	7/9/1997	AUTOMATIC SETUP OF
							PHOTOGRAPHIC PRINTER

61226	Eastman Kodak Company	JP	3400505	93/0271625	10/29/1993	2/21/2003	AUTOMATIC SETUP OF
							PHOTOGRAPHIC PRINTER

61287	Eastman Kodak Company	US	5629435	08/401,540	3/10/1995	5/13/1997	HYDROGEN SULFIDE GAS SENSOR
							AND PRECURSOR COMPOUNDS FOR
							MANUFACTURE OF SAME

61376	Eastman Kodak Company	US	5647026	07/784,488	10/29/1991	7/8/1997	UNIFORMITY CORRECTION AND
							THRESHOLD OR HALFTONING
							CONVERSION UNIT AND METHOD

61404	Eastman Kodak Company	US	5641635	08/589,129	1/22/1996	6/24/1997	DRY ELEMENTS, TEST DEVICES,
							TEST KITS AND METHODS FOR
							CHEMILUMINESCENT DETECTION OF
							ANALYTES USING PEROXIDASE-
							LABELED REAGENTS

61404	Eastman Kodak Company	US	5736335	08/783,049	1/14/1997	4/7/1998	DRY ELEMENTS TEST DEVICES TEST
							KITS AND METHODS FOR
							CHEMILUMINESCENT DETECTION OF
							ANALYTES USING PEROXIDASE
							LABELED REAGENTS

61453-1	Eastman Kodak Company	DE	69318405.1	93907632.9	3/22/1993	5/6/1998	PROCESSES OF PREPARING
							TABULAR GRAIN EMULSIONS

61453-1	Eastman Kodak Company	FR	0645022	93907632.9	3/22/1993	5/6/1998	PROCESSES OF PREPARING
							TABULAR GRAIN EMULSIONS

61453-1	Eastman Kodak Company	GB	0645022	93907632.9	3/22/1993	5/6/1998	PROCESSES OF PREPARING
							TABULAR GRAIN EMULSIONS

61453-1	Eastman Kodak Company	JP	3193381	94/0520972	3/22/1993	5/25/2001	PROCESSES OF PREPARING
							TABULAR GRAIN EMULSIONS

61463	Eastman Kodak Company	US	6122401	07/828,092	1/30/1992	9/19/2000	IMAGE PROCESSING METHOD AND
							APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
61627	Eastman Kodak Company	US	5706047	08/427,520	4/24/1995	1/6/1998	STORAGE MEDIA FOR AN OPTICAL
							INFORMATION SYSTEM HAVING AN
							IDENTIFICATION CODE EMBEDDED
							THEREIN

61691-1	Eastman Kodak Company	US	5671003	07/787,284	11/4/1991	9/23/1997	HYBRID DIGITAL IMAGE PRINTER
							WITH HALFTONE GRAY SCALE
							CAPABILITY

61821	Eastman Kodak Company	JP	3822253	93/0083021	4/9/1993	6/30/2006	IMAGE RECEIVING SHEET
							INVERSION SENSING TECHNIQUES

61942	Eastman Kodak Company	US	5457210	08/231,602	4/22/1994	10/10/1995	INTERMEDIATES FOR THE
							PREPARATION OF
							PYRAZOLOAZOLEPHOTOGRAPHIC
							COUPLERS, PROCESSES OF MAKING
							AND USING THEM

61942	Eastman Kodak Company	US	5565572	08/475,913	6/7/1995	10/15/1996	INTERMEDIATES FOR THE
							PREPARATION OF
							PYRAZOLOAZOLEPHOTOGRAPHIC
							COUPLERS, PROCESSES OF MAKING
							AND USING THEM

62024-3	Eastman Kodak Company	DE	69325878.0	93117334.8	10/26/1993	8/4/1999	A DYE DONOR WEB LOADING
							APPARATUS FOR A THERMAL
							PRINTER

62024-3	Eastman Kodak Company	DE	69332900.9	98119087.9	10/9/1998	4/16/2003	A DYE DONOR WEB LOADING
							APPARATUS FOR A THERMAL
							PRINTER

62024-3	Eastman Kodak Company	GB	0603499	93117334.8	10/26/1993	8/4/1999	A DYE DONOR WEB LOADING
							APPARATUS FOR A THERMAL
							PRINTER

62024-3	Eastman Kodak Company	GB	0904946	98119087.9	10/9/1998	4/16/2003	A DYE DONOR WEB LOADING
							APPARATUS FOR A THERMAL
							PRINTER

62024-3	Eastman Kodak Company	US	5513920	07/968,931	10/29/1992	5/7/1996	A DYE DONOR WEB LOADING
							APPARATUS FOR A THERMAL
							PRINTER

62063	Eastman Kodak Company	US	5523537	07/815,462	12/31/1991	6/4/1996	PASSIVE LIQUIFIER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
62117	Eastman Kodak Company	US	5555098	08/233,540	4/26/1994	9/10/1996	METHOD AND APPARATUS FOR
							PROVIDING MULTIPLE
							PROGRAMMED AUDIO/STILL IMAGE
							PRESENTATIONS FROM A DIGITAL
							DISC IMAGE PLAYER

62118	Eastman Kodak Company	US	5519452	08/261,549	6/17/1994	5/21/1996	MECHANISM FOR IMPROVING
							TELEVISION DISPLAY OF STILL
							IMAGES USING IMAGE MOTION-
							DEPENDENT FILTER

62146	Eastman Kodak Company	US	5368974	08/067,459	5/25/1993	11/29/1994	LITHOGRAPHIC PRINTING PLATES
							HAVING A HYDROPHILIC BARRIER
							LAYER COMPRISED OF A
							COPOLYMER OF VINYL-
							PHOSPHONIC ACID AND
							ACRYLAMIDE OVERLYING (SEE FN)

62228	Eastman Kodak Company	JP	3366372	93/0115573	5/18/1993	11/1/2002	METHOD AND APPARATUS FOR
							OPTIMIZING DEPTH IMAGES BY
							ADJUSTING PRINT SPACING

62279	Eastman Kodak Company	JP	3416203	93/0153948	6/24/1993	4/4/2003	METHOD OF PRINTING IN A
							THERMAL PRINTER

62307	Eastman Kodak Company	US	5462598	08/094,102	7/28/1993	10/31/1995	CURTAIN COATING DEVICE

62448	Eastman Kodak Company	US	5982350	08/126,450	9/24/1993	11/9/1999	COMPOSITER INTERFACE FOR
							ARRANGING THE COMPONENTS OF
							SPECIAL EFFECTS FOR A MOTION
							PICTURE PRODUCTION

62775	Eastman Kodak Company	US	5912097	08/088,012	7/6/1993	6/15/1999	ELECTROSTATOGRAPHIC METHOD
							USING AN OVERLAY TONER

63082-2	Eastman Kodak Company	US	5264337	08/034,998	3/22/1993	11/23/1993	MODERATE ASPECT RATIO TABULAR
							GRAIN HIGH CHLORIDE EMULSIONS
							WITH INHERENTLY STABLE GRAIN
							FACES

63133	Eastman Kodak Company	US	5715383	07/951,261	9/28/1992	2/3/1998	COMPOUND DEPTH IMAGE DISPLAY
							SYSTEM

63180	Eastman Kodak Company	US	5468583	08/365,524	12/28/1994	11/21/1995	CYCLIC BIS-DICARBOXIMIDE
							ELECTRON TRANSPORT
							COMPOUNDS FOR
							ELECTROPHOTOGRAPHY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
63244	Eastman Kodak Company	US	5418127	08/210,826	3/18/1994	5/23/1995	WATER-SOLUBLE DISULFIDES IN
							SILVER HALIDE EMULSIONS

63253	Eastman Kodak Company	US	5417102	08/174,496	12/28/1993	5/23/1995	AN ON-LINE METHOD FOR
							MEASURING DENSITY OF SOLIDS IN
							REACTION PROCESS

63296	Eastman Kodak Company	US	5754311	07/848,779	3/10/1992	5/19/1998	METHOD AND APPARATUS FOR
							GENERATING
							SIMULTANEOUSLYDERIVED
							CORRELATED DIGITAL HALFTONE
							PATTERNS

63606	Eastman Kodak Company	US	5563226	08/330,406	10/28/1994	10/8/1996	THE PROCESS FOR MAKING
							PHOTOGRAPHIC POLYMERIC MATTE
							BEAD PARTICLES

64108	Eastman Kodak Company	US	5948497	07/963,189	10/19/1992	9/7/1999	HIGH STABILITY SILVER BASED
							ALLOY REFLECTORS FOR USE IN A
							WRITABLE COMPACT DISK

64164	Eastman Kodak Company	US	5262379	08/034,033	3/22/1993	11/16/1993	COLOR FILTER ARRAY ELEMENT
							WITH POLYIMIDE RECEIVING LAYER

64216	Eastman Kodak Company	US	5764272	08/634,598	4/24/1996	6/9/1998	AUTOFOCUS MECHANISM FOR
							LASER IMAGER

64236	Eastman Kodak Company	US	5447588	08/252,875	6/2/1994	9/5/1995	METHOD FOR ULTRASONICALLY
							SPLICING WEB

64388	Eastman Kodak Company	DE	69310873.8	93119009.4	11/25/1993	5/21/1997	A PROCESS OF RECOVERING
							COMPONENTS FROM SCRAP
							POLYESTER

64388	Eastman Kodak Company	FR	0599309	93119009.4	11/25/1993	5/21/1997	A PROCESS OF RECOVERING
							COMPONENTS FROM SCRAP
							POLYESTER

64388	Eastman Kodak Company	GB	0599309	93119009.4	11/25/1993	5/21/1997	A PROCESS OF RECOVERING
							COMPONENTS FROM SCRAP
							POLYESTER

64388	Eastman Kodak Company	NL	0599309	93119009.4	11/25/1993	5/21/1997	A PROCESS OF RECOVERING
							COMPONENTS FROM SCRAP
							POLYESTER

64397	Eastman Kodak Company	US	5649253	08/414,087	3/31/1995	7/15/1997	SELF CALIBATION CIRCUIT FOR A
							CAMERA

64441	Eastman Kodak Company	US	5536158	08/142,271	10/25/1993	7/16/1996	APPARATUS AND METHOD FOR
							DRYING SOLVENT BASED FILM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
64441	Eastman Kodak Company	US	5553835	08/418,740	4/7/1995	9/10/1996	METHOD FOR DRYING SOLVENT
							BASED FILM (AS AMENDED)

64470	Eastman Kodak Company	JP	3510288	93/0129633	5/31/1993	1/9/2004	ALIGNMENT STRUCTURE FOR
							COMPONENTS OF AN INK JET PRINT HEAD

64590	Eastman Kodak Company	US	5353088	08/057,250	5/3/1993	10/4/1994	AUTOMATIC TRAY PROCESSOR

64590	Eastman Kodak Company	US	5400106	08/209,582	3/10/1994	3/21/1995	AUTOMATIC TRAY PROCESSOR

64664	Eastman Kodak Company	US	5764231	07/884,001	5/15/1992	6/9/1998	METHOD AND APPARATUS FOR
							CREATING GEOMETRIC DEPTH
							IMAGES USING COMPUTER
							GRAPHICS

64675	Eastman Kodak Company	JP		1992-67565	3/25/1992

64741	Eastman Kodak Company	US	5298362	08/043,119	4/5/1993	3/29/1994	PHOTOGRAPHIC HIGH-CONTRAST
							SILVER HALIDE MATERIALS

64792	Eastman Kodak Company	DE	69323474.1	93420424.9	10/28/1993	2/10/1999	DUAL WIRE EDGE RODS, A CURTAIN
							COATING EDGE GUIDE

64792	Eastman Kodak Company	JP	3592736	93/0290356	11/19/1993	9/3/2004	DUAL WIRE EDGE RODS, A CURTAIN
							COATING EDGE GUIDE

64792	Eastman Kodak Company	NL	0599740	93420424.9	10/28/1993	2/10/1999	DUAL WIRE EDGE RODS, A CURTAIN
							COATING EDGE GUIDE

64863	Eastman Kodak Company	US	5555317	07/931,741	8/18/1992	9/10/1996	SUPERVISED TRAINING AUGMENTED
							POLYNOMIAL METHOD AND
							APPARATUS FOR CHARACTER
							RECOGNITION

64889	Eastman Kodak Company	US	5805783	08/402,461	3/10/1995	9/8/1998	METHOD AND APPARATUS FOR
							CREATING, STORING AND
							PRODUCING THREE-DIMENSIONAL
							FONT CHARACTERS AND
							PERFORMING THREE-DIMENSIONAL
							TYPESETTING

64894	Eastman Kodak Company	US	5558263	08/280,693	7/26/1994	9/24/1996	APPARATUS AND METHOD FOR NON-
							CONTACT ACTIVE TENSIONING AND
							STEERING OF MOVING WEBS

64934	Eastman Kodak Company	US	5760460	08/048,249	4/19/1993	6/2/1998	LIGHT-EMITTING DIODE ARRAY

65024	Eastman Kodak Company	US	5890819	08/322,971	10/13/1994	4/6/1999	THERMAL PRINTER SYSTEM AND
							METHOD FOR IMPROVED
							COMPENSATION OF VARIATIONS IN
							OPERATING PARAMETERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
65062	Eastman Kodak Company	US	5512117	08/229,114	4/18/1994	4/30/1996	CHARGE PLATE FABRICATION
							PROCESS

65090	Eastman Kodak Company	US	5406350	08/173,599	12/27/1993	4/11/1995	IMAGE RECORDING APPARATUS

65109	Eastman Kodak Company	US	5450099	08/043,689	4/8/1993	9/12/1995	THERMAL LINE PRINTER WITH
							STAGGERED HEAD SEGMENTS AND
							OVERLAP COMPENSATION

65166	Eastman Kodak Company	GB	0603570	93118911.2	11/24/1993	2/7/1996	THERMAL DYE TRANSFER
							RECEIVING ELEMENT WITH
							POLYESTER/POLYCARBONATE
							BLENDED DYE IMAGE- RECEIVING
							LAYER

65166	Eastman Kodak Company	JP	2680254	93/0319834	12/20/1993	8/1/1997	A DYE-RECEIVING ELEMENT FOR
							THERMAL DYE TRANSFER

65192	Eastman Kodak Company	US	6156473	09/096,682	6/12/1998	12/5/2000	MONODISPERSE SPHERICAL TONER
							PARTICLES CONTAINING ALIPHATIC
							AMIDES OR ALIPHATIC ACIDS

65222	Eastman Kodak Company	US	5974189	08/066,273	5/24/1993	10/26/1999	METHOD AND APPARATUS FOR
							MODIFYING ELECTRONIC IMAGE
							DATA

65249	Eastman Kodak Company	US	5523849	08/078,539	6/17/1993	6/4/1996	OPTIMIZING EDGE ENHANCEMENT
							FOR ELECTROGRAPHIC COLOR
							PRINTS

65317	Eastman Kodak Company	US	5436118	08/221,711	3/31/1994	7/25/1995	A METHOD OF PROCESSING SILVER
							HALIDE PHOTOGRAPHIC ELEMENTS
							USING A LOW VOLUME THIN TANK
							PROCESSING SYSTEM **ALSO
							RECORDED — SEE FN**

65369	Eastman Kodak Company	US	5420658	08/056,458	5/3/1993	5/30/1995	MODULAR PROCESSING CHANNEL
							FOR AN AUTOMATIC TRAY
							PROCESSOR

65369	Eastman Kodak Company	US	5420659	08/209,756	3/10/1994	5/30/1995	MODULAR PROCESSING CHANNEL
							FOR AN AUTOMATIC TRAY
							PROCESSOR

65374	Eastman Kodak Company	US	5339146	08/041,091	4/1/1993	8/16/1994	METHOD AND APPARATUS FOR
							PROVIDING A TONER IMAGE HAVING
							AN OVERCOAT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
65376	Eastman Kodak Company	US	5347337	08/057,131	5/3/1993	9/13/1994	VERTICAL AND HORIZONTAL
							POSITIONING AND COUPLING OF
							AUTOMATIC TRAY PROCESSOR
							CELLS

65376	Eastman Kodak Company	US	5386261	08/209,754	3/10/1994	1/31/1995	VERTICAL AND HORIZONTAL
							POSITIONING AND COUPLING OF
							AUTOMATIC TRAY PROCESSOR
							CELLS

65392	Eastman Kodak Company	US	5353086	08/056,451	5/3/1993	10/4/1994	TEXTURED SURFACE WITH CANTED
							CHANNELS FOR AN AUTOMATIC
							TRAY PROCESSOR

65392	Eastman Kodak Company	US	5381203	08/209,093	3/10/1994	1/10/1995	TEXTURED SURFACE WITH CANTED
							CHANNELS FOR AN AUTOMATIC
							TRAY PROCESSOR

65420	Eastman Kodak Company	US	5399385	08/072,831	6/7/1993	3/21/1995	CURTAIN COATER SLIDE HOPPER
							WITH IMPROVED TRANSITION
							PROFILE AND METHOD

65469	Eastman Kodak Company	JP	3659990	94/0201225	8/26/1994	3/25/2005	APPARATUS AND METHOD FOR
							FEDERAL RESERVE NOTE
							AUTHENTICATION

65469	Eastman Kodak Company	US	5418458	08/114,720	8/31/1993	5/23/1995	APPARATUS AND METHOD FOR
							AUTHENTICATION OF DOCUMENTS
							PRINTED WITH MAGNETIC INK

65521	Eastman Kodak Company	US	5534385	08/416,105	4/4/1995	7/9/1996	OVERCOAT FOR OPTICAL TAPE
							HAVING SbInSn RECORDING LAYER

65602	Eastman Kodak Company	US	5355190	08/056,649	5/3/1993	10/11/1994	A SLOT IMPINGEMENT FOR AN
							AUTOMATIC TRAY PROCESSOR

65602	Eastman Kodak Company	US	5398094	08/209,755	3/10/1994	3/14/1995	SLOT IMPINGEMENT FOR AN
							AUTOMATIC TRAY PROCESSOR

65663	Eastman Kodak Company	US	5428491	08/161,298	12/3/1993	6/27/1995	MAGNETORESISTIVE HEAD WITH
							DEPOSITED BIASING MAGNET

65692	Eastman Kodak Company	US	5450939	08/159,971	11/30/1993	9/19/1995	APPARATUS AND METHOD FOR
							TRANSFERRING OBJECTS

65759-1	Eastman Kodak Company	DE	69420788.8	94420183.9	6/29/1994	9/22/1999	INTERNALLY DOPED SILVER HALIDE
							EMULSIONS AND PROCESSES FOR
							THEIR PREPARATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
65759-1	Eastman Kodak Company	JP	3834043	2004-131799	4/27/2004	7/28/2006	INTERNALLY DOPED SILVER HALIDE
							EMULSIONS AND PROCESSES FOR
							THEIR PREPARATION

65759-1	Eastman Kodak Company	JP	3650148	94/0160080	7/12/1994	2/25/2005	INTERNALLY DOPED SILVER HALIDE
							EMULSIONS AND PROCESSES FOR
							THEIR PREPARATION

65759-1	Eastman Kodak Company	NL	0634689	94420183.9	6/29/1994	9/22/1999	INTERNALLY DOPED SILVER HALIDE
							EMULSIONS AND PROCESSES FOR
							THEIR PREPARATION

65759-1	Eastman Kodak Company	US	5360712	08/091,148	7/13/1993	11/1/1994	INTERNALLY DOPED SILVER HALIDE
							EMULSIONS AND PROCESSES FOR
							THEIR PREPARATION

65804	Eastman Kodak Company	US	5625402	08/054,486	4/30/1993	4/29/1997	DIGITAL PRINTERS USING MULTIPLE
							LASERS OR LASER ARRAYS WITH
							DIFFERENT WAVELENGTHS

65853	Eastman Kodak Company	US	5523831	08/214,901	3/17/1994	6/4/1996	THE ACCURATE DYNAMIC CONTROL
							OF THE POTENTIAL ON THE
							PHOTOCONDUCTOR SURFACE
							USING AN UPDATABLE LOOK-UP
							TABLE

65859	Eastman Kodak Company	US	5339136	08/051,929	4/26/1993	8/16/1994	IMAGE FORMING APPARATUS
							HAVING IMAGE REGISTRATION
							MEANS

65936	Eastman Kodak Company	US	5600391	08/330,572	10/28/1994	2/4/1997	ONE PIECE VIEWFINDER AND
							FABRICATION PROCESS

65939	Eastman Kodak Company	JP	3383697	93/0317870	12/17/1993	12/20/2002	MONOLITHIC SEMI-CONDUCTOR
							LASER PRODUCING BLUE, GREEN
							AND RED OUTPUT WAVELENGTHS

65967	Eastman Kodak Company	US	5803392	08/745,075	11/7/1996	9/8/1998	VACUUM BOX AND METHOD OF
							OPERATION FOR NON-CONTACT
							WEB TRANSPORT THEREIN (AS
							AMENDED)

66025	Eastman Kodak Company	US	5491759	08/264,533	6/23/1994	2/13/1996	DOCUMENT EDGE DETECTION
							APPARATUS

66041	Eastman Kodak Company	US	5440534	08/179,474	1/10/1994	8/8/1995	METHOD AND APPARATUS FOR
							MAINTAINING A RECORDING LIGHT
							BEAM IN AN ON-TRACK POSITION ON
							A RECORDING MEDIUM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
66093	Eastman Kodak Company	US	5586203	08/331,246	10/28/1994	12/17/1996	METHOD AND APPARATUS FOR
							GENERATING A HALFTONE PATTERN
							FOR A MULTI-LEVEL OUTPUT DEVICE

66100	Eastman Kodak Company	US	5521723	08/260,936	6/16/1994	5/28/1996	COLOR IMAGE REPRODUCTION SYSTEM

66103	Eastman Kodak Company	US	5460930	08/144,860	10/28/1993	10/24/1995	PHOTOGRAPHIC ELEMENTS
							CONTAINING INDOANILINE
							DUMMYDYES

66229	Eastman Kodak Company	US	5581343	08/320,018	10/7/1994	12/3/1996	IMAGE-FORMING METHOD AND
							APPARATUS ADAPTED TO USE BOTH
							UNCOATED AND THERMOPLASTIC-
							COATED RECEIVER MATERIALS

66271	Eastman Kodak Company	DE	69302076.8	93308818.9	11/4/1993	4/3/1996	INK REPLENISHMENT SYSTEM FOR A
							CONTINUOUS INK JET PRINTER

66271	Eastman Kodak Company	FR	0597628	93308818.9	11/4/1993	4/3/1996	INK REPLENISHMENT SYSTEM FOR A
							CONTINUOUS INK JET PRINTER

66271	Eastman Kodak Company	GB	0597628	93308818.9	11/4/1993	4/3/1996	INK REPLENISHMENT SYSTEM FOR A
							CONTINUOUS INK JET PRINTER

66295	Eastman Kodak Company	US	5477301	08/239,179	5/6/1994	12/19/1995	PHOTOGRAPHIC PROCESSING
							APPARATUS

66311	Eastman Kodak Company	US	5631981	08/614,446	3/12/1996	5/20/1997	BITMAP REGISTRATION BY
							GRADIENT DESCENT

66461	Eastman Kodak Company	US	5744295	08/298,009	8/30/1994	4/28/1998	ANTISTATIC COMPOSITION
							CONTAINING ANIONIC AND CATIONIC
							SURFACE ACTIVE AGENTS WHEREIN
							BOTH SURFACE ACTIVE AGENT (AS
							AMENDED).

66507	Eastman Kodak Company	US	5818960	08/407,785	3/20/1995	10/6/1998	CHARACTERIZATION CALIBRATION

66552	Eastman Kodak Company	US	5459017	08/321,282	10/11/1994	10/17/1995	BARRIER LAYER FOR LASER
							ABLATIVE IMAGING

66555	Eastman Kodak Company	JP	2648572	94/0176562	7/28/1994	5/9/1997	A PROCESS OF FORMING A DYE
							ABLATION IMAGE

66555	Eastman Kodak Company	US	5387496	08/099,972	7/30/1993	2/7/1995	INTERLAYER FOR LASER ABLATIVE
							IMAGING

66627	Eastman Kodak Company	US	5549879	08/311,093	9/23/1994	8/27/1996	PROCESS FOR PULSE FLOW
							DOUBLE-JET PRECIPITATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
66713	Eastman Kodak Company	US	5366213	08/159,023	11/29/1993	11/22/1994	METHOD AND APPARATUS FOR
							HANDLING DOCUMENTS AT A HIGH
							VOLUME SCANNER

66722	Eastman Kodak Company	US	5485333	08/052,447	4/23/1993	1/16/1996	SHORTED DMR REPRODUCE HEAD

66723	Eastman Kodak Company	US	5332209	08/145,056	10/27/1993	7/26/1994	ADJUSTABLE FEED TRAY ASSEMBLY

66753	Eastman Kodak Company	US	5372922	08/175,081	12/29/1993	12/13/1994	METHOD OF PREPARING
							PHOTOGRAPHIC ELEMENTS
							INCORPORATING POLYMERIC
							ULTRAVIOLET ABSORBERS LOADED
							WITH HIGH BOILING POINT ORGANIC
							SOLVENTS

66800	Eastman Kodak Company	US	5523189	08/330,297	10/27/1994	6/4/1996	ELECTROPHOTOGRAPHIC
							RECORDING ELEMENTS AND
							PREPARATION METHOD

66821	Eastman Kodak Company	US	5942062	08/882,794	6/26/1997	8/24/1999	PATTERN TO CONTROL SPREAD OF
							ADHESIVE DURING LAMINATION OF
							SHEETS

66856	Eastman Kodak Company	US	5493385	08/353,001	12/9/1994	2/20/1996	ELECTROPHOTOGRAPHIC COLOR
							PRINTER APPARATUS WITH
							IMPROVED REGISTRATION OF
							COLORS

66861-3	Eastman Kodak Company	US	5470688	08/250,146	5/27/1994	11/28/1995	HEAT DEVELOPMENT OF ELEMENTS
							CONTAINING METHINE- DYE
							RELEASING COUPLERS

66869	Eastman Kodak Company	US	6411745	08/606,634	2/26/1996	6/25/2002	METHOD AND APPARATUS TO
							REDUCE CROSS-INTERFERENCE IN
							REPRODUCTION OF SCANNED
							HALFTONE IMAGES

66889	Eastman Kodak Company	US	5424804	08/216,898	3/23/1994	6/13/1995	AUTOMATIC EXPOSURE CONTROL
							USING DENSITY SLOPE CONTROL
							FOR A PLANETARY MICROFILMER

66950	Eastman Kodak Company	US	5475428	08/118,897	9/9/1993	12/12/1995	METHOD FOR PROCESSING COLOR
							IMAGE RECORDS SUBJECT TO
							MISREGISTRATION

67022	Eastman Kodak Company	US	5532119	08/037,066	3/25/1993	7/2/1996	HIGH-SPEED DIRECT-POSITIVE
							PHOTOGRAPHIC ELEMENTS
							UTILIZING CORE-SHELL EMULSIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
67031	Eastman Kodak Company	US	5471314	08/076,522	6/14/1993	11/28/1995	LINE START SYNCHRONIZER FOR
							RASTER SCANNER

67100	Eastman Kodak Company	US	5543964	08/174,657	12/28/1993	8/6/1996	DEPTH IMAGE APPARATUS AND
							METHOD WITH ANGULARLY
							CHANGING DISPLAY INFORMATION

67165	Eastman Kodak Company	US	5571457	08/298,914	8/31/1994	11/5/1996	BIASABLE TRANSFER MEMBERS
							HAVING EXTENDED ELECTRICAL
							LIFE

67230-1	Eastman Kodak Company	US	5411844	08/220,985	3/31/1994	5/2/1995	PHOTOGRAPHIC ELEMENT AND
							COATING COMPOSITION THEREFOR

67230-2	Eastman Kodak Company	US	5418128	08/220,850	3/31/1994	5/23/1995	PHOTOGRAPHIC ELEMENT AND
							COATING COMPOSITION THEREFOR

67263	Eastman Kodak Company	DE	69410878.2	94303109.6	4/28/1994	6/10/1998	IMPROVED DROP GENERATOR
							UTILIZING DAMPING FOR MODE
							SUPPRESSION

67263	Eastman Kodak Company	FR	0624469	94303109.6	4/28/1994	6/10/1998	IMPROVED DROP GENERATOR
							UTILIZING DAMPING FOR MODE
							SUPPRESSION

67263	Eastman Kodak Company	GB	0624469	94303109.6	4/28/1994	6/10/1998	IMPROVED DROP GENERATOR
							UTILIZING DAMPING FOR MODE
							SUPPRESSION

67264	Eastman Kodak Company	US	5384583	08/061,148	5/12/1993	1/24/1995	IMPROVED INK JET STIMULATION
							MONITORING

67266	Eastman Kodak Company	US	5466560	08/135,700	10/13/1993	11/14/1995	LIMITED USE CAMERAS AND FILMS

67272	Eastman Kodak Company	US	5414779	08/076,592	6/14/1993	5/9/1995	IMAGE FRAME DETECTION

67328	Eastman Kodak Company	US	5314798	08/048,434	4/16/1993	5/24/1994	IODIDE BANDED TABULAR GRAIN EMULSION

67352	Eastman Kodak Company	US	5692069	08/406,264	3/17/1995	11/25/1997	APPARATUS FOR PERFORMING
							CHARACTER SEGMENTATION

67357-1	Eastman Kodak Company	US	5565266	08/076,604	6/14/1993	10/15/1996	MULTILAYER MAGNETOOPTIC
							RECORDING MEDIA

67420	Eastman Kodak Company	US	5442533	08/263,638	6/22/1994	8/15/1995	HIGH EFFICIENCY LINEAR LIGHT
							SOURCE

67422	Eastman Kodak Company	US	5339131	08/056,455	5/3/1993	8/16/1994	AUTOMATIC REPLENISHMENT,
							CALIBRATION AND METERING
							SYSTEM FOR A PHOTOGRAPHIC
							PROCESSING APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
67423	Eastman Kodak Company	US	5644456	08/583,578	1/5/1996	7/1/1997	MAGNETICALLY CAPPED DUAL
							MAGNETORESISTIVE REPRODUCE
							HEAD

67424	Eastman Kodak Company	US	5529232	08/292,987	8/19/1994	6/25/1996	FILM REGISTRATION GATE
							ASSEMBLY

67430	Eastman Kodak Company	US	5330876	08/099,968	7/30/1993	7/19/1994	HIGH MOLECULAR WEIGHT BINDERS
							FOR LASER ABLATIVE IMAGING

67444	Eastman Kodak Company	US	6049371	08/218,279	3/25/1994	4/11/2000	IMAGE PRINT HAVING ONE OR MORE
							POSITIVE IMAGES AND METHOD FOR
							MAKING SAME

67466	Eastman Kodak Company	US	5447832	08/221,432	3/31/1994	9/5/1995	IMAGING ELEMENT

67466	Eastman Kodak Company	US	5643972	08/442,437	5/16/1995	7/1/1997	IMAGING ELEMENT

67472	Eastman Kodak Company	US	5705924	08/797,013	2/7/1997	1/6/1998	INDUCED FIELD DETECTOR

67531	Eastman Kodak Company	US	5336659	08/125,451	9/22/1993	8/9/1994	ANTISTATIC SUBBING LAYER FOR
							SLIPPING LAYER IN DYE-DONOR
							ELEMENT USED IN THERMAL DYE
							TRANSFER

67549	Eastman Kodak Company	US	5463429	08/152,798	11/15/1993	10/31/1995	SURFACE INSPECTION OPTICAL
							GEOMETRY ALIGNMENT SYSTEM

67593	Eastman Kodak Company	DE	69425187.9	94107166.4	5/6/1994	7/12/2000	METHOD AND ASSOCIATED
							APPARATUS WHICH ACHIEVE
							IMAGING DEVICE/MEDIA
							COMPATIBILITY AND COLOR
							APPEARANCE MATCHING

67593	Eastman Kodak Company	FR	0624028	94107166.4	5/6/1994	7/12/2000	METHOD AND ASSOCIATED
							APPARATUS WHICH ACHIEVE
							IMAGING DEVICE/MEDIA
							COMPATIBILITY AND COLOR
							APPEARANCE MATCHING

67593	Eastman Kodak Company	GB	0624028	94107166.4	5/6/1994	7/12/2000	METHOD AND ASSOCIATED
							APPARATUS WHICH ACHIEVE
							IMAGING DEVICE/MEDIA
							COMPATIBILITY AND COLOR
							APPEARANCE MATCHING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
67593	Eastman Kodak Company	US	5956044	08/059,060	5/7/1993	9/21/1999	IMAGING DEVICE TO MEDIA COMPATIBILITY AND COLOR APPEARANCE MATCHING WITH FLARE, LUMINANCE, AND WHITE POINT COMPARISON

67593	Eastman Kodak Company	US	5786823	08/536,016	9/29/1995	7/28/1998	METHOD AND APPARATUS EMPLOYING COMPOSITE TRANSFORMS OF INTERMEDIARY IMAGE DATA METRICS FOR ACHIEVING IMAGING DEVICE/MEDIA COMPATIBILITY AND COLOR APPE

67613	Eastman Kodak Company	US	5334572	08/140,373	10/21/1993	8/2/1994	INTERLAYER FOR SLIPPING LAYER IN DYE-DONOR ELEMENTUSED IN THERMAL DYE TRANSFER

67638	Eastman Kodak Company	US	5425980	08/199,416	2/22/1994	6/20/1995	USE OF GLOW DISCHARGE TREATMENT TO PROMOTE ADHESION OF AQUEOUS COATINGS TO SUBSTRATE

67679	Eastman Kodak Company	DE	69425398.7	94201359.0	5/13/1994	8/2/2000	RADIATION-SENSITIVE COMPOSITION CONTAINING A RESOLE RESIN AND A NOVOLAC RESIN AND USE THEREOF IN LITHOGRAPHIC PRINTING PLATES

67679	Eastman Kodak Company	US	5340699	08/101,636	8/4/1993	8/23/1994	RADIATION-SENSITIVE COMPOSITION CONTAINING A RESOLE RESIN AND A NOVOLAC RESIN AND USE THEREOF IN LITHOGRAPHIC PRINTING PLATES (B)

67679	Eastman Kodak Company	US	5372915	08/101,643	8/4/1993	12/13/1994	METHOD OF MAKING A LITHOGRAPIC PRINTING PLATE CONTAINING A RESOLE RESIN AND A NOVOLAC RESIN IN THE RADIATION SENSITIVE LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
67679	Eastman Kodak Company	US	5372907	08/205,125	3/1/1994	12/13/1994	RADIATION-SENSITIVE COMPOSITION CONTAINING A RESOLE RESIN AND A NOVOLAC RESIN AND USE THEREOF IN LITHOGRAPHIC PRINTING PLATES

67681	Eastman Kodak Company	US	5671440	08/287,373	8/8/1994	9/23/1997	COLOR IMAGE DATA REORIENTATION AND FORMAT CONVERSION SYSTEM

67763	Eastman Kodak Company	US	5426588	08/201,734	2/25/1994	6/20/1995	METHOD FOR ENGRAVING A GRAVURE CYLINDER

67795	Eastman Kodak Company	US	5436880	08/179,476	1/10/1994	7/25/1995	LASER POWER CONTROL IN AN OPTICAL RECORDING SYSTEM USING PARTIAL CORRECTION OF REFLECTED SIGNAL ERROR

67804	Eastman Kodak Company	US	5399459	08/143,325	10/26/1993	3/21/1995	THERMALLY BLEACHABLE DYES FOR LASER ABLATIVE IMAGING

67903	Eastman Kodak Company	US	5401618	08/291,254	8/16/1994	3/28/1995	INFRARED-ABSORBING CYANINE
							DYES FOR LASER ABLATIVEIMAGING

67904	Eastman Kodak Company	US	5468587	08/073,826	6/8/1993	11/21/1995	HYDROGEN BOND ACCEPTING GROUPS ON THERMAL SOLVENTS FOR IMAGE SEPARATION SYSTEMS

67940	Eastman Kodak Company	US	5563724	08/327,243	10/21/1994	10/8/1996	A COLOR-TO-INK TRANSFORMATION FOR EXTRA- QUARTERNARY PRINTING PROCESSES

67968	Eastman Kodak Company	US	5414022	08/209,150	3/10/1994	5/9/1995	A PROCESS OF RECOVERING COMPONENTS FROM POLYESTER RESINS

68015	Eastman Kodak Company	US	5399218	08/142,780	10/26/1993	3/21/1995	PROCESS FOR MAKING EXTRUDED RECEIVER AND CARRIER LAYER FOR RECEIVING ELEMENT FOR USE IN THERMAL DYE TRANSFER

68040	Eastman Kodak Company	US	5689610	08/262,193	6/20/1994	11/18/1997	INDEX PRINT HAVING AN INDICATOR OF SUBSTANTIALLY WHERE AN IMAGE IS STORED ON A MOTION PICTURE IMAGERECORDING MEDIUM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
68082	Eastman Kodak Company	US	5342821	08/145,893	10/29/1993	8/30/1994	DYE MIGRATION BARRIER LAYER FOR DUAL LAMINATE PROCESS FOR THERMAL COLOR PROOFING

68124	Eastman Kodak Company	US	5412743	08/163,206	12/6/1993	5/2/1995	METHOD AND APPARATUS FOR AMPLITUDE MODULATION FOR A LASER BEAM

68129	Eastman Kodak Company	US	5446355	08/127,844	9/28/1993	8/29/1995	MEDIA TRANSPORT SYSTEM WITH HIGH PRECISION POSITION AND SPEED CONTROL

68137	Eastman Kodak Company	US	5448381	08/283,966	8/1/1994	9/5/1995	A METHOD AND ASSOCIATED APPARATUS FOR PRODUCING A COLOR-BALANCED OUTPUT IMAGE IN A COLOR-BALANCING SYSTEM

68142	Eastman Kodak Company	US	5472089	08/237,488	5/3/1994	12/5/1995	LIGHT-TIGHT AND PHYSICALLY PROTECTED PACKAGING FOR A ROLL OF PHOTOSENSITIVE WEB

68151	Eastman Kodak Company	US	5455320	08/221,544	3/31/1994	10/3/1995	METHOD OF MAKING POLYMERIC PARTICLES

68162	Eastman Kodak Company	US	5405969	08/165,765	12/10/1993	4/11/1995	MANUFACTURE OF THIOETHER COMPOUNDS

68180	Eastman Kodak Company	US	5811579	08/836,662	5/7/1997	9/22/1998	METHOD OF SYNTHESIZING A 2-SUBSTITUTED NITROGEN-CONTAINING COMPOUND

68203	Eastman Kodak Company	US	5468946	08/236,431	4/29/1994	11/21/1995	METHOD AND APPARATUS FOR DECODING MULTI-LEVEL BAR CODES OR BI-LEVEL BAR CODES

68219	Eastman Kodak Company	US	5356859	08/170,621	12/20/1993	10/18/1994	RELEASE AGENT FOR THERMAL DYE TRANSFER RECEIVING ELEMENT

68233	Eastman Kodak Company	US	5841581	08/611,354	3/5/1996	11/24/1998	METHOD AND APPARATUS FOR MAKING A SPATIALLY SELECTIVE HIGH RESOLUTION LIGHT FILTER

68247	Eastman Kodak Company	US	5726736	08/638,404	4/26/1996	3/10/1998	METHOD OF LABELING PHOTOGRAPHS

68254	Eastman Kodak Company	US	5434035	08/175,067	12/29/1993	7/18/1995	FIXER ADDITIVES USED IN COMBINATION WITH IRON COMPLEX BASED BLEACHES TO IMPROVE DESILVERING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
68257	Eastman Kodak Company	US	5979731	08/959,920	10/29/1997	11/9/1999	METHOD AND APPARATUS FOR PREVENTING CREASES IN THIN WEBS

68261	Eastman Kodak Company	US	5646788	08/417,166	4/6/1995	7/8/1997	DUAL APERTURE LENS

68279	Eastman Kodak Company	US	5418802	08/152,559	11/12/1993	5/23/1995	A FREQUENCY TUNABLE WAVEGUIDE EXTENDED CAVITY LASER

68319	Eastman Kodak Company	US	5646674	08/235,627	4/29/1994	7/8/1997	OPTICAL PRINT HEAD WITH FLEXURE MOUNTED OPTICAL DEVICE

68345	Eastman Kodak Company	US	5633719	08/330,493	10/28/1994	5/27/1997	METHOD AND APPARATUS FOR ALIGNING A LENTICULAR OVERLAY WITH A LENTICULAR PRINT

68347	Eastman Kodak Company	US	5661702	08/346,557	11/29/1994	8/26/1997	COMPACT DISC VISUAL/AUDIO DISPLAY SYSTEM

68361	Eastman Kodak Company	US	5406433	08/160,563	12/1/1993	4/11/1995	DUAL MAGNETORESISTIVE HEAD FOR REPRODUCING VERY NARROW TRACK WIDTH SHORT WAVELENGTH DATA

68365	Eastman Kodak Company	US	5574363	08/196,052	2/14/1994	11/12/1996	STABILITY METHOD AND APPARATUS FOR NONDESTRUCTIVE MEASURE OF MAGNETIC SATURATION FLUX DENSITY IN MAGNETIC MATERIALS

68391	Eastman Kodak Company	US	5619245	08/283,003	7/29/1994	4/8/1997	MULTI-BEAM OPTICAL SYSTEM
							USING LENSLET ARRAYS IN LASER
							MULTI-BEAM PRINTERS AND
							RECORDERS

68396	Eastman Kodak Company	US	5594047	08/390,400	2/17/1995	1/14/1997	METHOD FOR FORMING PHOTOGRAPHIC DISPERSIONS COMPRISING LOADED LATEX POLYMERS

68498	Eastman Kodak Company	US	5576152	08/296,774	8/26/1994	11/19/1996	PHOTOGRAPHIC PAPER FORMED WITH LOW MOLECULAR WEIGHT POLYVINYL ALCOHOL HAVING LOW OXYGEN PERMEABILITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
68513	Eastman Kodak Company	US	5555011	08/187,240	1/26/1994	9/10/1996	LAMINATION OF A PROTECTIVE
							LAYER OVER AN IMAGE PRODUCED
							BY A THERMAL PRINTER

68523	Eastman Kodak Company	US	5468598	08/228,839	4/18/1994	11/21/1995	SOLID PARTICLE DISPERSIONS FOR
							IMAGING SYSTEMS

68566	Eastman Kodak Company	US	5578173	08/415,861	4/3/1995	11/26/1996	REMOVAL OF
							DIMETHYLTEREPHTHALATE FROM A
							METHANOLYSIS VAPOR STREAM

68606	Eastman Kodak Company	US	5546513	08/123,833	9/20/1993	8/13/1996	DATA TRANSMISSION SYSTEM FOR
							SPARSE ARRAY PRINT HEAD 2ND
							ASSIGNMENT REC01NOV93 REEL
							6787 FRAME 714 715

68696	Eastman Kodak Company	US	5512415	08/400,078	3/7/1995	4/30/1996	HIGH CONTRAST PHOTOGRAPHIC
							SILVER HALIDE MATERIAL

68703	Eastman Kodak Company	US	5457008	08/359,264	12/19/1994	10/10/1995	PHOTOGRAPHIC ELEMENT
							CONTAINING A NOVEL CYAN DYE
							FORMING COUPLER AND PROCESS
							FOR ITS USE

68711	Eastman Kodak Company	US	5436919	08/186,068	1/25/1994	7/25/1995	MULTIWAVELENGTH
							UPCONVERSION WAVEGUIDE LASER

68712	Eastman Kodak Company	US	5525380	08/432,281	5/1/1995	6/11/1996	A DEVICE FOR CONVERTING
							INVISIBLE AND VISIBLE RADIATION
							TO VISIBLE LIGHT AND/OR UV
							RADIATION

68713-1	Eastman Kodak Company	US	5536352	08/338,933	11/14/1994	7/16/1996	METHODS OF MAKING
							CENTRIFUGALLY CAST PARTS

68713-2	Eastman Kodak Company	US	5677022	08/761,060	12/5/1996	10/14/1997	ELECTROSTATOGRAPHIC ROLLER
							MASK

68714	Eastman Kodak Company	US	5436072	08/209,933	3/11/1994	7/25/1995	MULTILAYER MAGNETOOPTIC
							RECORDING MEDIA

68767	Eastman Kodak Company	US	5332713	08/163,250	12/7/1993	7/26/1994	THERMAL DYE TRANSFER DYE-
							DONOR ELEMENT CONTAINING
							TRANSFERABLE PROTECTION
							OVERCOAT

68820	Eastman Kodak Company	US	5657931	08/445,321	5/19/1995	8/19/1997	STABLE AQUEOUS SOLID PARTICLE
							DISPERSIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
68833	Eastman Kodak Company	US	5619590	08/318,923	10/6/1994	4/8/1997	SYSTEM FOR ELECTRONIC IMAGE SIGNAL PROCESSING TO PROVIDE A TONESCALE CORRECTED FULL RESOLUTION LUMINANCE AND TWO HALF RESOLUTION (SEE NOTES)

68836	Eastman Kodak Company	US	5666447	08/342,958	11/21/1994	9/9/1997	USING OPTICAL FIBER MULTIPLEXER TO COMBINE LIGHT BEAMS IN A LASER PRINTER

68837	Eastman Kodak Company	US	5521748	08/261,370	6/16/1994	5/28/1996	A LIGHT MODULATOR WITH A LASER OR LASER ARRAY FOR EXPOSING IMAGE DATA

68838	Eastman Kodak Company	US	5521629	08/249,507	5/26/1994	5/28/1996	METHOD AND APPARATUS FOR LASER DYE ABLATION PRINTING WITH HIGH INTENSITY LASER DIODE

68844	Eastman Kodak Company	US	5453325	08/164,244	12/9/1993	9/26/1995	NONLINEAR OPTICAL WAVEGUIDE MULTILAYER STRUCTURE

68851	Eastman Kodak Company	DE	69534783.7	95203556.6	12/19/1995	2/15/2006	CUBICAL SILVER IODOCHLORIDE EMULSIONS PROCESSES FOR THEIR PREPARATION AND PHOTOGRAPHIC PRINT ELEMENTS

68851	Eastman Kodak Company	FR	0718679	95203556.6	12/19/1995	2/15/2006	CUBICAL SILVER IODOCHLORIDE EMULSIONS PROCESSES FOR THEIR PREPARATION AND PHOTOGRAPHIC PRINT ELEMENTS

68851	Eastman Kodak Company	GB	0718679	95203556.6	12/19/1995	2/15/2006	CUBICAL SILVER IODOCHLORIDE EMULSIONS PROCESSES FOR THEIR PREPARATION AND PHOTOGRAPHIC PRINT ELEMENTS

68851	Eastman Kodak Company	JP	3652767	95/0335308	12/22/1995	3/4/2005	PHOTOGRAPHIC EMULSION AND THEIR PREPARATION AND PHOTOGRAPHIC PRINT ELEMENTS

68851	Eastman Kodak Company	US	5726005	08/649,391	5/17/1996	3/10/1998	PHOTOGRAPHIC PRINT ELEMENTS CONTAINING CUBICAL GRAIN SILVER IODOCHLORIDE EMULSIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
68851	Eastman Kodak Company	US	5736310	08/651,193	5/17/1996	4/7/1998	CUBICAL GRAIN SILVER
							IODOCHLORIDE EMULSIONS AND
							PROCESSES FOR THEIR
							PREPARATION

68854	Eastman Kodak Company	US	5475506	08/130,072	9/30/1993	12/12/1995	PHOTOGRAPHIC COLOR PRINTER

68891	Eastman Kodak Company	US	5581402	08/156,339	11/22/1993	12/3/1996	METHOD FOR PRODUCING AN
							IMPROVED STEREOSCOPIC PICTURE
							AND STEREOSCOPIC PICTURE
							OBTAINED ACCORDING TO THIS
							METHOD

68920	Eastman Kodak Company	US	5627703	08/501,278	7/17/1995	5/6/1997	DUAL MAGNETORESISTIVE
							REPRODUCE HEAD UTILIZING
							MULTILAYER MAGNETORESISTIVE
							SENSING ELEMENTS

68921	Eastman Kodak Company	US	5442508	08/248,772	5/25/1994	8/15/1995	GIANT MAGNETORESISTIVE
							REPRODUCE HEAD HAVING DUAL
							MAGNETORESISTIVE SENSOR

68934	Eastman Kodak Company	US	5888711	08/666,516	6/27/1996	3/30/1999	POLYMERIC CONDUCTIVE ALUMINO-
							SILICATE MATERIAL, ELEMENT
							COMPRISING SAID MATERIAL, AND
							PROCESS FOR PREPARING IT

68969	Eastman Kodak Company	US	5387573	08/163,105	12/7/1993	2/7/1995	THERMAL DYE TRANSFER DYE-
							DONOR ELEMENT WITH
							TRANSFERABLE PROTECTION
							OVERCOAT CONTAINING PARTICLES

68973	Eastman Kodak Company	US	5546196	08/394,531	2/17/1995	8/13/1996	PHOTOFINISHING SYSTEM

69009	Eastman Kodak Company	US	5500317	08/260,846	6/16/1994	3/19/1996	ELECTROPHOTOGRAPHIC
							ELEMENTS CONTAINING SOLUBLE
							CYCLIC SULFONE ELECTRON
							TRANSPORT AGENTS

69009	Eastman Kodak Company	US	5618950	08/534,999	9/27/1995	4/8/1997	ELECTROPHOTOGRAPHIC
							ELEMENTS AND SOLUBLE CYCLIC
							SULFONE ELECTRON TRANSPORT
							AGENTS

69035	Eastman Kodak Company	US	5352653	08/197,628	2/16/1994	10/4/1994	CROSSLINKED DYE-DONOR BINDER
							FOR THERMAL DYE TRANSFER
							SYSTEMS

69119	Eastman Kodak Company	US	5652930	08/388,094	2/14/1995	7/29/1997	CAMERA INFORMATION DISPLAY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
69124-1	Eastman Kodak Company	US	5434037	08/252,500	6/1/1994	7/18/1995	PHOTOGRAPHIC ELEMENT HAVING A TRANSPARENT MAGNETICRECORDING LAYER

69156	Eastman Kodak Company	US	5369081	08/169,834	12/16/1993	11/29/1994	NITROPYRAZOLYLAZOANILINE DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

69174	Eastman Kodak Company	US	5369080	08/169,779	12/16/1993	11/29/1994	INDOANILINE DYE MIXTURE IN DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

69178	Eastman Kodak Company	US	5644509	08/320,023	10/7/1994	7/1/1997	METHOD AND APPARATUS FOR COMPUTING COLOR TRANSFORMATION TABLES

69200	Eastman Kodak Company	US	5549400	08/245,990	5/18/1994	8/27/1996	COLOR THERMAL PRINTER HAVING HIGH PRECISION DYE DONOR WEB POSITIONING

69210	Eastman Kodak Company	US	5431775	08/282,677	7/29/1994	7/11/1995	METHOD OF FORMING OPTICAL LIGHT GUIDES THROUGH SILICON

69241-1	Eastman Kodak Company	US	5808655	08/439,746	5/12/1995	9/15/1998	INTERLEAVING THERMAL PRINTING WITH DISCONTIGUOUS DYE-TRANSFER TRACKS ON AN INDIVIDUAL MULTIPLE- SOURCE PRINTHEAD PASS

69241-2	Eastman Kodak Company	US	5724086	08/440,408	5/12/1995	3/3/1998	DATA CHANNELS WITH REVISABLE ADDRESSES FOR INTERLEAVING SCAN LINES

69242	Eastman Kodak Company	US	5340789	08/169,780	12/16/1993	8/23/1994	MIXTURE OF INDOANILINE DYES IN DYE-DONOR ELMENT FOR THERMAL DYE TRANSFER

69273	Eastman Kodak Company	US	5502541	08/240,189	5/10/1994	3/26/1996	PHOTOGRAPHIC PRINTER AND METHOD FOR AUTOMATICALLY DETECTING PANORAMIC FORMAT IMAGE FRAMES

69289	Eastman Kodak Company	US	5340790	08/169,831	12/16/1993	8/23/1994	MIXTURE OF INDOANILINE DYES IN DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

69290	Eastman Kodak Company	US	5474183	08/268,900	6/30/1994	12/12/1995	CARTON FOR ENCLOSING AND DISPLAYING ARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
69343	Eastman Kodak Company	JP	3067973	1995-50118	3/9/1995	5/19/2000	IMPROVED VACUUM COLLECTION SYSTEM FOR DYE-ABLATION PRINTING PROCESS

69343	Eastman Kodak Company	US	5574493	08/212,098	3/11/1994	11/12/1996	IMPROVED VACUUM COLLECTION SYSTEM FOR DYE-ABLATIONPRINTING PROCESS

69363-1	Eastman Kodak Company	US	5582961	08/469,062	6/6/1995	12/10/1996	PHOTOGRAPHIC ELEMENTS WHICH ACHIEVE COLORMETRICALLY ACCURATE RECORDING

69363-2	Eastman Kodak Company	US	5609978	08/466,862	6/6/1995	3/11/1997	METHOD FOR PRODUCING AN ELECTRONIC IMAGE FROM A PHOTOGRAPHIC ELEMENT

69374	Eastman Kodak Company	US	5558843	08/299,776	9/1/1994	9/24/1996	NEAR ATMOSPHERIC PRESSURE TREATMENT OF POLYMERS USING HELIUM DISCHARGES

69384-2	Eastman Kodak Company	US	5670616	08/383,804	2/3/1995	9/23/1997	COLLAGEN-LIKE PEPTIDE SEQUENCES, BIOPOLYMERS CONTAINING SAME, NUCLEIC ACIDS ENCODING SAME, VECTORS AND HOST CELLS CONTAINING SAME

69384-2	Eastman Kodak Company	US	5801045	08/814,309	3/10/1997	9/1/1998	COLLAGEN-LIKE POLYPEPTIDES AND BIOPOLYMERS AND NUCLEIC ACIDS ENCODING SAME

69412	Eastman Kodak Company	US	5561510	08/381,245	1/31/1995	10/1/1996	IMAGE FORMING METHOD UTILIZING INTERMEDIATE TRANSFER

69425	Eastman Kodak Company	US	5765728	08/677,757	7/10/1996	6/16/1998	METHOD AND APPARATUS FOR FEEDING CHOPPED POLYESTERSCRAP

69429	Eastman Kodak Company	US	5451485	08/205,537	3/4/1994	9/19/1995	INTERLAYER ADDENDUM FOR LASER ABLATIVE IMAGING

69435	Eastman Kodak Company	US	5411856	08/179,471	1/10/1994	5/2/1995	CARBAMYL-SUBSTITUTED BIS(VINYLSULFONYL)METHANE HARDENERS

69446	Eastman Kodak Company	US	5477520	08/296,560	8/26/1994	12/19/1995	A SYSTEM AND METHOD FOR HIGH RESOLUTION OPTICAL RECORDING USING AN INDUCED SHIFT IN MEDIA ABSORPTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
69488	Eastman Kodak Company	US	5492776	08/186,415	1/25/1994	2/20/1996	HIGHLY ORIENTED METAL FLUORIDE THIN FILM WAVEGUIDEARTICLES ON A SUBSTRATE — TERMINAL DISCLAIMER

69499	Eastman Kodak Company	US	5631885	08/236,977	5/2/1994	5/20/1997	WAVEGUIDE GRATINGS USED FOR ANALYSIS OF OPTICAL BEAMS CONSTRUCTED AS DUAL-PITCH DOUBLE SURFACE CORRUGATIONS

69501	Eastman Kodak Company	US	5563000	08/316,743	10/3/1994	10/8/1996	MULTILAYER MAGNETOOPTIC RECORDING MEDIA

69507	Eastman Kodak Company	US	5608278	08/372,550	1/13/1995	3/4/1997	SELF-PUMPED FLUID BEARING WITH ELECTROMAGNETIC LEVITATION SUCH AS FOR A LIGHT BEAM DEFLECTOR

69531	Eastman Kodak Company	US	5841885	08/816,474	3/13/1997	11/24/1998	IMPROVED PRINT AND METHOD AND APPARATUS FOR PRINTING, STORING AND RETRIEVING AN IMAGE RECORD

69532	Eastman Kodak Company	US	5461164	08/213,786	3/14/1994	10/24/1995	OXIDATIVE DESULFURIZATION AND HALOGENATION OF THIOACYLATED PYRAZOLOTRIAZOLE COMPOUNDS

69539	Eastman Kodak Company	US	5492960	08/330,653	10/28/1994	2/20/1996	METHOD OF MAKING POLYMERIC PARTICLES

69549	Eastman Kodak Company	US	5633672	08/601,418	2/14/1996	5/27/1997	REAL-TIME CALIBRATION OF PROCESSLESS WRITER

69562	Eastman Kodak Company	US	5436758	08/261,533	6/17/1994	7/25/1995	QUASI-PHASEMATCHED FREQUENCY CONVERTERS

69569	Eastman Kodak Company	US	5499094	08/361,090	12/21/1994	3/12/1996	APPARATUS AND METHOD FOR MEASURING THE LENGTH AND WIDTH OF A SPOT OF LIGHT UTILIZING TWO DIFFERENT MASKS

69601	Eastman Kodak Company	US	5393916	08/265,302	6/24/1994	2/28/1995	INHIBITION OF DIOXANE FORMATION DURING RECOVERY OF GLYCOLS FROM POLYESTER RESINS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
69603	Eastman Kodak Company	US	5452112	08/217,782	3/25/1994	9/19/1995	COLOR IMAGE REPRODUCTION SYSTEM FIELD CALIBRATION METHOD AND APPARATUS

69607	Eastman Kodak Company	US	5412679	08/195,239	2/14/1994	5/2/1995	OPTICAL WAVEGUIDE EPITAXIALLY GROWN ON SEMICONDUCTORS FOR UPCONVERSION

69634	Eastman Kodak Company	US	5529412	08/289,048	8/11/1994	6/25/1996	PRINT GUIDE MECHANISM

69641	Eastman Kodak Company	US	5719292	08/829,910	3/27/1997	2/17/1998	PROCESS FOR PREPARING A THIOETHER COMPOUND

69651	Eastman Kodak Company	US	5461492	08/201,282	2/16/1994	10/24/1995	FILM SCANNER WITH IN-LINE DUAL SCANNING GATES

69665	Eastman Kodak Company	US	6778326	08/855,556	5/13/1997	8/17/2004	COMBINED HEAT FILTER AND CONDENSER LENS, A PROJECTION TYPE APPARATUS USING SUCH, AND A METHOD FOR FABRICATING IT

69721	Eastman Kodak Company	DE	69501009.3	95102899.2	3/1/1995	11/12/1997	RECEIVING ELEMENT FOR USE IN
							THERMAL DYE TRANSFER

69721	Eastman Kodak Company	FR	0671281	95102899.2	3/1/1995	11/12/1997	RECEIVING ELEMENT FOR USE IN THERMAL DYE TRANSFER

69721	Eastman Kodak Company	GB	0671281	95102899.2	3/1/1995	11/12/1997	RECEIVING ELEMENT FOR USE IN THERMAL DYE TRANSFER

69721	Eastman Kodak Company	JP	2732813	1995-44022	3/3/1995	12/26/1997	DYE-RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

69721	Eastman Kodak Company	US	5350733	08/205,532	3/4/1994	9/27/1994	RECEIVING ELEMENT FOR USE IN THERMAL DYE TRANSFER

69732-1	Eastman Kodak Company	DE	69632097.5	96102790.1	2/24/1996	4/7/2004	ASSOCIATED DUAL INTERFEROMETRIC MEASUREMENT APPARATUS AND METHOD

69732-1	Eastman Kodak Company	FR	0733877	96102790.1	2/24/1996	4/7/2004	ASSOCIATED DUAL INTERFEROMETRIC MEASUREMENT APPARATUS AND METHOD

69732-1	Eastman Kodak Company	GB	0733877	96102790.1	2/24/1996	4/7/2004	ASSOCIATED DUAL INTERFEROMETRIC MEASUREMENT APPARATUS AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
69732-1	Eastman Kodak Company	US	5659392	08/408,871	3/22/1995	8/19/1997	ASSOCIATED DUAL INTERFEROMETRIC MEASUREMENT APPARATUS FOR DETERMINING A PHYSICAL PROPERTY OF AN OBJECT (AS AMENDED)

69732-2	Eastman Kodak Company	US	5596409	08/408,770	3/22/1995	1/21/1997	ASSOCIATED DUAL INTERFEROMETRIC MEASUREMENT METHOD FOR DETERMINING A PHYSICAL PROPERTY OF AN OBJECT (AS AMENDED)

69742	Eastman Kodak Company	US	5543911	08/305,228	9/13/1994	8/6/1996	A METHOD OF CURRENCY OR DOCUMENT VALIDATION BY USEOF AN ANTI-COUNTERFEITING MAGNETIC VIEWING STRIP

69743	Eastman Kodak Company	US	5533759	08/305,227	9/13/1994	7/9/1996	METHOD OF CURRENCY OR DOCUMENT VALIDATION BY USE OF A TEMPERATURE SENSITIVE MAGNETIC PATTERN

69751	Eastman Kodak Company	US	5470626	08/393,142	2/21/1995	11/28/1995	OPTICAL RECORDING LAYERS CONTAINING SULFUR

69868	Eastman Kodak Company	US	5387574	08/241,313	5/10/1994	2/7/1995	RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

69888	Eastman Kodak Company	US	5511892	08/263,637	6/22/1994	4/30/1996	THERMAL PRINTER PLATEN WITH RELIEVED ENDS

69943	Eastman Kodak Company	US	5368995	08/231,218	4/22/1994	11/29/1994	IMAGING ELEMENT COMPRISING AN ELECTRICALLY- CONDUCTIVE LAYER CONTAINING PARTICLES OF A METAL ANTIMONATE

69951	Eastman Kodak Company	US	5534396	08/336,431	11/9/1994	7/9/1996	RINSE COMPOSITION FOR PHOTOGRAPHIC PAPER CONTAINING ALKYL ETHER SULFATE AND BIOCIDE, AND METHOD OF USE

69959	Eastman Kodak Company	US	5438581	08/291,253	8/16/1994	8/1/1995	LASER DRIVER ASIC CHIP

69966	Eastman Kodak Company	US	5606351	08/262,414	6/20/1994	2/25/1997	ALTERING THE INTENSITY OF THE COLOR OF INK JET DROPLETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
69978	Eastman Kodak Company	DE	69603893.5	96420086.9	3/15/1996	8/25/1999	ORGANIC/INORGANIC GELS FOR DELIVERING CONTROLLED QUANITIES OF ACTIVE COMPONDS IN AQUEOUS SOLUTIONS

69978	Eastman Kodak Company	FR	0736249	96420086.9	3/15/1996	8/25/1999	ORGANIC/INORGANIC GELS FOR DELIVERING CONTROLLED QUANITIES OF ACTIVE COMPONDS IN AQUEOUS SOLUTIONS

69978	Eastman Kodak Company	GB	0736249	96420086.9	3/15/1996	8/25/1999	ORGANIC/INORGANIC GELS FOR DELIVERING CONTROLLED QUANITIES OF ACTIVE COMPONDS IN AQUEOUS SOLUTIONS

69978	Eastman Kodak Company	US	5683826	08/605,240	2/9/1996	11/4/1997	ORGANIC/INORGANIC GELS FOR DELIVERING CONTROLLED QUANTITIES OF ACTIVE COMPOUNDS IN AQUEOUS SOLUTIONS

69978	Eastman Kodak Company	US	5846555	08/711,354	9/5/1996	12/8/1998	ORGANIC/INORGANIC GELS FOR DELIVERING CONTROLLED QUANTITIES OF ACTIVE COMPOUNDS IN AQUEOUS SOLUTION

69992	Eastman Kodak Company	US	5491568	08/260,134	6/15/1994	2/13/1996	METHOD AND APPARATUS FOR
							CLOSED SYSTEM COLOR
							CALIBRATION

69993	Eastman Kodak Company	US	5473383	08/259,830	6/15/1994	12/5/1995	MECHANISM FOR CONTROLLABLY DEINTERLACING SEQUENTIAL LINES OF VIDEO DATA FIELD BASED UPON PIXEL SIGNALS ASSOCIATED WITH THREE (SEE NOTES)

70036	Eastman Kodak Company	US	5589318	08/583,198	1/4/1996	12/31/1996	HIGH CONTRAST PHOTOGRAPHIC SILVER HALIDE MATERIAL

70077	Eastman Kodak Company	US	5674658	08/515,025	8/14/1995	10/7/1997	LITHOGRAPHIC PRINTING PLATES UTILIZING AN OLEOPHILIC IMAGING LAYER

70077	Eastman Kodak Company	US	5677106	08/698,829	8/16/1996	10/14/1997	LITHOGRAPHIC PRINTING PLATES_UTILIZING AN OLEOPHILIC IMAGING LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
70081	Eastman Kodak Company	US	5700594	08/385,613	2/9/1995	12/23/1997	A MAGNETIC MEDIUM CAPABLE OF SUPPORTING BOTH LONGITUDINAL AND PERPENDICULAR RECORDING, AND METHOD OF MAKING SAME

70104	Eastman Kodak Company	US	5518867	08/394,996	2/27/1995	5/21/1996	ELECTRON BEAM RECORDING FILM WITH LOW VISUAL AND ULTRAVIOLET DENSITY

70104	Eastman Kodak Company	US	5534397	08/443,638	5/18/1995	7/9/1996	ELECTRON BEAM RECORDING FILM WITH LOW VISUAL AND ULTRAVIOLET DENSITY

70171	Eastman Kodak Company	US	5550011	08/381,803	2/1/1995	8/27/1996	PHOTOGRAPHIC ELEMENTS CONTAINING MATTE PARTICLES OF BIMODAL SIZE DISTRIBUTION

70171	Eastman Kodak Company	US	5595862	08/533,625	9/25/1995	1/21/1997	PHOTOGRAPHIC ELEMENTS CONTAINING MATTE PARTICLES OF BIMODAL SIZE DISTRIBUTION

70203	Eastman Kodak Company	US	5615223	08/424,913	4/19/1995	3/25/1997	PPM DECODER UTILIZING DROP-OUT LOCATION INFORMATION

70205	Eastman Kodak Company	US	5616911	08/448,945	5/24/1995	4/1/1997	READ ONLY MAGNETIC SECURITY PATTERN

70223	Eastman Kodak Company	US	5698839	08/418,336	4/7/1995	12/16/1997	MAGNETICALLY ENCODABLE CARD HAVING MAGNETIC PIGMENT UNIFORMLY DISPERSED IN PLASTIC

70234	Eastman Kodak Company	US	5519462	08/278,298	7/21/1994	5/21/1996	DUAL FUNCTION MAGNETIC DATA READ CIRCUIT FOR PHOTOGRAPHIC EQUIPMENT

70285	Eastman Kodak Company	US	5478705	08/248,925	5/25/1994	12/26/1995	MILLING A COMPOUND USEFUL IN IMAGING ELEMENTS USING POLYMERIC MILLING MEDIA

70345	Eastman Kodak Company	US	5691682	08/370,720	1/10/1995	11/25/1997	VERY HIGH FIELD MICRO MAGNETIC ROLLER AND METHOD OF MAKING SAME

70346	Eastman Kodak Company	US	5610709	08/595,709	2/2/1996	3/11/1997	AUTOMATIC RANGING OPTICAL POWER MONITORING SYSTEM

70356	Eastman Kodak Company	US	5384304	08/247,194	5/20/1994	1/24/1995	RECEIVING ELEMENT SUBBING LAYER FOR USE IN THERMAL DYE TRANSFER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
70418	Eastman Kodak Company	US	5483306	08/245,109	5/17/1994	1/9/1996	SOUNDTRACK INTERFACE FOR MOTION PICTURE PROJECTOR
70446	Eastman Kodak Company	US	5521644	08/268,363	6/30/1994	5/28/1996	MECHANISM FOR CONTROLLABLY DEINTERLACING SEQUENTIAL LINES OF VIDEO DATA FIELD BASED UPON PIXEL SIGNALS ASSOCIATED WITH FOUR (SEE NOTES)

70453	Eastman Kodak Company	US	5436921	08/263,854	6/22/1994	7/25/1995	HIGH DYANMIC RANGE LASER DIODE DIRECT MODULATION

70456	Eastman Kodak Company	US	5791692	08/455,770	5/31/1995	8/11/1998	DUAL SIDED PHOTOGRAPHIC ALBUM LEAF AND METHOD OF MAKING

70456	Eastman Kodak Company	US	6004061	09/035,448	3/5/1998	12/21/1999	DUAL SIDED PHOTOGRAPHIC ALBUM LEAF AND METHOD OF MAKING

70456	Eastman Kodak Company	US	5957502	09/105,291	6/26/1998	9/28/1999	DUAL SIDED PHOTOGRAPHIC ALBUM LEAF AND METHOD OF MAKING

70457	Eastman Kodak Company	FR	0684507	95106646.3	5/3/1995	9/8/1999	COMMINUTION WITH SMALL PARTICLE MILLING MEDIA

70457	Eastman Kodak Company	GB	0684507	95106646.3	5/3/1995	9/8/1999	COMMINUTION WITH SMALL PARTICLE MILLING MEDIA

70462	Eastman Kodak Company	US	5474888	08/331,789	10/31/1994	12/12/1995	PHOTOGRAPHIC EMULSION CONTAINING TRANSITION METAL COMPLEXES

70463	Eastman Kodak Company	US	5500335	08/331,832	10/31/1994	3/19/1996	PHOTOGRAPHIC EMULSION CONTAINING TRANSITION METAL COMPLEXES

70497	Eastman Kodak Company	US	5429909	08/283,880	8/1/1994	7/4/1995	OVERCOAT LAYER FOR LASER ABLATIVE IMAGING

70498	Eastman Kodak Company	US	5468591	08/259,586	6/14/1994	11/21/1995	BARRIER LAYER FOR LASER ABLATIVE IMAGING

70498	Eastman Kodak Company	US	5576144	08/547,268	10/24/1995	11/19/1996	VINYL POLYMER BINDER FOR LASER ABLATIVE IMAGING

70499	Eastman Kodak Company	JP	3691548	95/0157433	6/23/1995	6/24/2005	A DYE-RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
70499	Eastman Kodak Company	US	5411931	08/265,604	6/24/1994	5/2/1995	THERMAL DYE TRANSFER
							RECEIVING ELEMENT WITH
							POLYCARBONATE POLYOL
							CROSSLINKED POLYMER

70500	Eastman Kodak Company	US	5510227	08/259,588	6/14/1994	4/23/1996	IMAGE DYE FOR LASER ABLATIVE
							RECORDING ELEMENT

70513	Eastman Kodak Company	US	5451561	08/294,293	8/23/1994	9/19/1995	RECEIVING ELEMENT SUBBING
							LAYER FOR THERMAL DYE
							TRANSFER

70561	Eastman Kodak Company	US	5517218	07/911,200	7/9/1992	5/14/1996	INK PRINTER WITH A CLEANING AND
							SEALING STATION

70574	Eastman Kodak Company	US	5629354	08/395,352	2/28/1995	5/13/1997	SENSITIZED PHOTOPOLYMERIZABLE
							COMPOSITIONS AND USETHEREOF
							IN LITHOGRAPHIC PRINTING PLATES

70575	Eastman Kodak Company	US	5543273	08/394,115	2/24/1995	8/6/1996	RADIATION-SENSITIVE
							PHOTOGRAPHIC PLATES AND
							IMPROVED METHOD FOR
							MANUFACTURE THEREOF

70577	Eastman Kodak Company	DE	69525088.4	95101866.2	2/11/1995	1/23/2002	ELECTRONIC STILL CAMERA

70582	Eastman Kodak Company	US	5715073	08/383,286	2/3/1995	2/3/1998	PROCESSING HALFTONE COLOR
							IMAGES

70588	Eastman Kodak Company	US	5582960	08/390,442	2/17/1995	12/10/1996	PHOTOGRAPHIC PRINT MATERIAL

70628-1	Eastman Kodak Company	US	5553965	08/388,015	2/14/1995	9/10/1996	CONSTRAINT SYSTEM FOR
							PARALLEL CANTILEVER SHAFTS

70641	Eastman Kodak Company	US	5609923	08/600,709	2/13/1996	3/11/1997	A METHOD OF CURTAIN COATING A
							MOVING SUPPORT WHEREIN THE
							MAXIMUM PRACTICAL COATING
							SPEED IS INCREASED (AS AMENDED)

70645	Eastman Kodak Company	DE	69533054.3	95202928.8	10/30/1995	5/19/2004	A MULTI-WINDOWING TECHNIQUE
							FOR THRESHOLDING AN IMAGE
							USING LOCAL IMAGE PROPERTIES

70645	Eastman Kodak Company	FR	0712094	95202928.8	10/30/1995	5/19/2004	A MULTI-WINDOWING TECHNIQUE
							FOR THRESHOLDING AN IMAGE
							USING LOCAL IMAGE PROPERTIES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
70645	Eastman Kodak Company	GB	0712094	95202928.8	10/30/1995	5/19/2004	A MULTI-WINDOWING TECHNIQUE FOR THRESHOLDING AN IMAGE USING LOCAL IMAGE PROPERTIES

70645	Eastman Kodak Company	US	5583659	08/338,051	11/10/1994	12/10/1996	A MULTI-WINDOWING TECHNIQUE FOR THRESHOLDING AN IMAGE USING LOCAL IMAGE PROPERTIES

70693	Eastman Kodak Company	US	5633664	08/380,898	1/30/1995	5/27/1997	METHOD OF INFLUENCING THE CONTACT ANGLE OF THE NOZZLE SURFACE OF INKJET PRINTHEADS

70703	Eastman Kodak Company	DE	M9001573.8	M9001573.8	3/2/1990	11/24/1990	PRINTER WITH A DETACHABLE CASSETTE HOUSING

70706	Eastman Kodak Company	US	5530460	08/210,128	3/17/1994	6/25/1996	METHOD FOR ADJUSTMENT OF A SERIAL RECORDING DEVICE

70710	Eastman Kodak Company	US	5365348	07/969,200	4/8/1993	11/15/1994	HALF-TONE IMAGE PRINTING METHOD

70719	Eastman Kodak Company	US	5760804	07/952,628	1/21/1993	6/2/1998	INK-JET PRINTING HEAD FOR A LIQUID-JET PRINTING DEVICE OPERATING ON THE HEAT CONVERTER PRINCIPLE AND PROCESS FOR MAKING IT

70723	Eastman Kodak Company	US	5353387	08/059,839	5/10/1993	10/4/1994	PROCESS FOR REDUCING THE QUANTITY OF INK APPLIED TO RECORDING SUBSTRATES BY INK PRINTING DEVICES TO PREVENT IMAGE DEGRADATION

70729	Eastman Kodak Company	US	5429441	08/122,532	11/23/1993	7/4/1995	PROCESS OF PRINTING WITH SERIAL PRINTHEAD

70748	Eastman Kodak Company	US	5463411	08/054,715	4/28/1993	10/31/1995	ELECTROTHERMIC BUBBLE JET PRINT HEAD

70850	Eastman Kodak Company	US	5627846	08/424,916	4/19/1995	5/6/1997	DROP-OUT LOCATION DETECTION CIRCUIT

70857	Eastman Kodak Company	US	5682205	08/709,525	9/6/1996	10/28/1997	ADAPTIVE, GLOBAL-MOTION COMPENSATED DEINTERLACING OF SEQUENTIAL VIDEO FIELDS WITH POST PROCESSING

70862	Eastman Kodak Company	JP	4000488	1996-3806	1/12/1996	8/24/2007	SYSTEM FOR EVALUATING DOCUMENT IMAGE AND METHOD THEREFOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
70862	Eastman Kodak Company	US	6408094	08/963,987	11/4/1997	6/18/2002	DOCUMENT IMAGE ASSESSMENT SYSTEM AND METHOD

70876	Eastman Kodak Company	US	5748284	08/413,148	3/29/1995	5/5/1998	INDEX PRINT

70876	Eastman Kodak Company	US	5966199	09/062,122	4/17/1998	10/12/1999	INDEX PRINT

70891	Eastman Kodak Company	US	5723623	08/732,732	10/18/1996	3/3/1998	METHOD OF TRANSFORMING PYRAZOLE COMPOUNDS

70916	Eastman Kodak Company	US	5541645	08/282,182	7/28/1994	7/30/1996	METHOD AND APPARATUS FOR DYNAMICALLY DETERMINING AND SETTING CHARGE TRANSFER AND COLOR CHANNEL EXPOSURE TIMES FOR A »SEE FILING NOTESº

70949	Eastman Kodak Company	US	5641596	08/567,793	12/5/1995	6/24/1997	ADJUSTING FILM GRAIN PROPERTIES IN DIGITAL IMAGES

70952	Eastman Kodak Company	US	5585910	08/281,332	7/27/1994	12/17/1996	IMAGE FORMING APPARATUS INCLUDING RECEIVING SHEET CONTROL DEVICE AND IMAGE FORMING METHOD

70953	Eastman Kodak Company	US	5493378	08/281,281	7/27/1994	2/20/1996	IMAGE FORMING APPARATUS HAVING A HEATED PRESSURE FUSER AND METHOD OF USE

70961	Eastman Kodak Company	US	5553951	08/373,824	1/17/1995	9/10/1996	HEATED PLATEN OR ROLLERS ELEVATE TEMPERATURE OF RECEIVER IN A THERMAL PRINTER

70981	Eastman Kodak Company	US	5581339	08/281,282	7/27/1994	12/3/1996	A METHOD OF FORMING DUPLEX TONER IMAGES

71057	Eastman Kodak Company	US	5644228	08/330,506	10/28/1994	7/1/1997	PERMANENT MAGNET ASSEMBLY WITH MR AND DC COMPENSATING BIAS

71074	Eastman Kodak Company	US	5532584	08/330,639	10/28/1994	7/2/1996	MY SENSOR INCLUDING CALIBRATION CIRCUIT WHEREIN SIGNALS ARE AVERAGED FOR DETERMINING A CORRECTION FACTOR AND POLE PIECES ARE SHAPED TO REDUCE FIELD IN GAP THERE BETWEEN

71116	Eastman Kodak Company	US	5747585	08/390,449	2/17/1995	5/5/1998	PROCESS FOR SYNTHESIZING LATEX POLYMERS FROM SOLIDMONOMER PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
71131	Eastman Kodak Company	US	5605323	08/407,836	3/21/1995	2/25/1997	IMAGING APPARATUS WITH SHEET
							MEDIA TRAY HAVING PARTIAL SIDES

71142	Eastman Kodak Company	US	5478434	08/349,632	12/1/1994	12/26/1995	DE-LAMINATOR APPARATUS AND
							METHOD WITH LEADER DIVERTER

71169	Eastman Kodak Company	US	5724071	08/378,855	1/25/1995	3/3/1998	DEPTH IMAGE DISPLAY ON A CRT

71170	Eastman Kodak Company	US	6218071	08/295,315	8/24/1994	4/17/2001	ABRASION-RESISTANT OVERCOAT
							LAYER FOR LASER ABLATIVE
							IMAGING

71177	Eastman Kodak Company	US	5559077	08/459,391	6/2/1995	9/24/1996	ANTISTATIC BACKING LAYER FOR
							TRANSPARENT RECEIVER USED IN
							THERMAL DYE TRANSFER

71192	Eastman Kodak Company	US	5583665	08/387,550	2/13/1995	12/10/1996	METHOD AND APPARATUS FOR
							PERFORMING COLOR
							TRANSFORMATIONS

71209	Eastman Kodak Company	US	5536628	08/352,015	12/8/1994	7/16/1996	AQUEOUS COATING COMPOSITIONS
							CONTAINING DYE-IMPREGNATED
							POLYMERS

71211	Eastman Kodak Company	US	5506919	08/411,035	3/27/1995	4/9/1996	CONDUCTIVE MEMBRANE OPTICAL
							MODULATOR

71228	Eastman Kodak Company	US	5629418	08/330,396	10/27/1994	5/13/1997	METHOD FOR PREPARING TITANYL
							FLUOROPHTHALOCYA- NINES,
							ELECTROPHOTOGRAPHIC
							ELEMENTS, AND TITANYL
							FLUOROPHTHALOCYANINE
							COMPOSITIONS

71231	Eastman Kodak Company	US	5432203	08/353,863	12/12/1994	7/11/1995	PROCESS OF RECOVERING
							COMPONENTS FROM POLYESTER
							RESINS

71264	Eastman Kodak Company	US	5774236	08/574,757	12/20/1995	6/30/1998	A MULTI-RESOLUTION HALFTONE
							TILIER

71288	Eastman Kodak Company	US	5529884	08/353,577	12/9/1994	6/25/1996	BACKING LAYER FOR LASER
							ABLATIVE IMAGING

71290	Eastman Kodak Company	US	5968704	09/056,027	4/6/1998	10/19/1999	TRANSFER SUPPORT AND METHOD
							FOR FUSING A TRANSFERABLE
							IMAGE TO A DIGITAL DISC

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
71320	Eastman Kodak Company	US	5615391	08/428,744	4/25/1995	3/25/1997	APPARATUS FOR AND METHOD OF
							ENSURING PRIVACY AT AUTOMATED
							IMAGE MEDIA STATION

71327	Eastman Kodak Company	US	5536627	08/407,936	3/21/1995	7/16/1996	PHOTOGRAPHIC ELEMENTS WITH
							IMPROVED CINCH SCRATCH
							RESISTANCE

71334	Eastman Kodak Company	US	5793414	08/559,388	11/15/1995	8/11/1998	INTERACTIVE VIDEO
							COMMUNICATION SYSTEM

71339	Eastman Kodak Company	US	5484694	08/342,959	11/21/1994	1/16/1996	IMAGING ELEMENT COMPRISING AN ELECTRICALLY- CONDUCTIVE LAYER CONTAINING ANTIMONY-DOPED TIN OXIDE PARTICLES

71416	Eastman Kodak Company	US	5573631	08/347,927	12/1/1994	11/12/1996	MANUALLY-OPERABLE DE-
							LAMINATOR APPARATUS

71438	Eastman Kodak Company	US	5593152	08/398,207	3/2/1995	1/14/1997	SHEET MEDIA SUPPLY TRAY
							ORIENTS SHEETS TO REGISTRATION
							POSTS IN IMAGING APPARATUS

71462	Eastman Kodak Company	US	5956157	08/353,644	12/8/1994	9/21/1999	METHOD AND APPARATUS FOR
							LOCALLY BLENDING GRAY DOT
							TYPES OF THE SAME OR DIFFERENT
							TYPES TO REPRODUCE AN IMAGE
							WITH GRAY LEVEL PRINTING

71472	Eastman Kodak Company	US	5538935	08/473,684	6/7/1995	7/23/1996	RECEIVING ELEMENT CONTAINING ELASTOMERIC BEADS FOR THERMAL DYE TRANSFER

71507	Eastman Kodak Company	US	5541048	08/440,265	5/12/1995	7/30/1996	LUBRICANT PARTICLES, METHOD OF PREPARATION, AND PHOTOGRAPHIC ELEMENTS

71508	Eastman Kodak Company	US	5742405	08/378,851	1/26/1995	4/21/1998	AN IMPROVED METHOD AND SYSTEM FOR FORMING MULTI-LEVEL HALFTONE IMAGES FROM AN INPUT DIGITAL IMAGE

71522	Eastman Kodak Company	US	5576266	08/599,692	2/12/1996	11/19/1996	MAGNETIC LAYER IN DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

71524	Eastman Kodak Company	JP		95/0290160	11/8/1995		ANTI-GOUGING SKIVE MECHANISM WITH REPLACEABLE FINGERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
71536	Eastman Kodak Company	US	5514637	08/410,659	3/24/1995	5/7/1996	THERMAL DYE TRANSFER DYE-DONOR ELEMENT CONTAINING TRANSFERABLE PROTECTION OVERCOAT

71558	Eastman Kodak Company	US	5520601	08/403,082	3/13/1995	5/28/1996	CERAMIC ROLLERS FOR CONVEYANCE OF PHOTOGRAPHIC FILMS AND PAPER AND POLYMERIC WEBS

71586	Eastman Kodak Company	US	5563717	08/383,332	2/3/1995	10/8/1996	METHOD AND MEANS FOR CALIBRATION OF PHOTOGRAPHIC MEDIA

71604	Eastman Kodak Company	US	5581371	08/399,678	3/7/1995	12/3/1996	IMPROVED ERROR DIFFUSION METHOD

71624	Eastman Kodak Company	US	5520544	08/411,138	3/27/1995	5/28/1996	TALKING PICTURE ALBUM

71684	Eastman Kodak Company	US	6237264	08/907,746	2/9/2000	5/29/2001	DEVICE AND METHOD FOR PRODUCING LENTICULAR IMAGES WITH MOTION

71816	Eastman Kodak Company	US	5521050	08/356,985	12/16/1994	5/28/1996	UV DYES FOR LASER ABLATIVE RECORDING ELEMENT

71843	Eastman Kodak Company	FR	9611225	9611225	9/9/1996	2/6/1998	STAND ALONE PHOTOFINISHING APPARATUS

71843	Eastman Kodak Company	GB	2305259	96018676.2	9/6/1996	10/27/1999	STAND ALONE PHOTOFINISHING APPARATUS

71843	Eastman Kodak Company	US	RE38447	09/928,947	8/13/2001	3/2/2004	STAND ALONE PHOTOFINISHING APPARATUS

71861	Eastman Kodak Company	US	5874981	08/574,506	12/19/1995	2/23/1999	COMBINED PULSE-WIDTH AND AMPLITUDE MODULATION OF EXPOSING LASER BEAM FOR THERMAL DYE TRANSFER

71864	Eastman Kodak Company	US	5602654	08/369,847	1/6/1995	2/11/1997	A CONTOUR-SENSITIVE, SINGLE-FIELD DEINTERLACING METHOD

71866	Eastman Kodak Company	US	5598040	08/455,963	5/31/1995	1/28/1997	LASER WRITER HAVING HIGH SPEED, HIGH CURRENT LASERDRIVER

71876	Eastman Kodak Company	US	5608542	08/415,104	3/31/1995	3/4/1997	FORMATTED DIGITAL INDEX PRINT SYSTEM AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
71877	Eastman Kodak Company	US	5677262	08/620,091	3/21/1996	10/14/1997	PROCESS FOR OBTAINING LOW GLOSS RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

71916	Eastman Kodak Company	US	5764258	08/510,211	8/2/1995	6/9/1998	PRINT HEAD WITH INTEGRATED PUMP

71924	Eastman Kodak Company	US	5684609	08/596,849	2/5/1996	11/4/1997	D.C. OFFSET RESTORATION FOR IMAGE SCANNERS

71933	Eastman Kodak Company	US	6042048	09/132,436	8/11/1998	3/28/2000	CORE FOR WINDING A WEB OF DEFORMABLE MATERIAL

71970	Eastman Kodak Company	US	5488025	08/473,805	6/7/1995	1/30/1996	DYE-RECEIVING ELEMENT CONTAINING ELASTOMERIC BEADS IN OVERCOAT LAYER FOR THERMAL DYE TRANSFER

72013	Eastman Kodak Company	US	5543269	08/417,318	4/4/1995	8/6/1996	IMAGE WRITING ON CERAMICS

72038	Eastman Kodak Company	US	5691123	08/587,123	1/11/1996	11/25/1997	METHOD TO SELECTIVELY REMOVE LUBRICANT FROM ONE SIDE OF LUBRICANT-COATED SUPPORT

72072	Eastman Kodak Company	US	5757517	08/409,554	3/23/1995	5/26/1998	ADAPTIVE ERROR DIFFUSION METHOD

72084	Eastman Kodak Company	US	5558980	08/390,722	2/17/1995	9/24/1996	METHOD FOR PREPARING PHOTOGRAPHIC ELEMENTS COMPRISING LOADED LATEX COMPOSITIONS

72098	Eastman Kodak Company	US	5673320	08/392,713	2/23/1995	9/30/1997	METHOD AND APPARATUS FOR IMAGE-BASED VALIDATIONS OF PRINTED DOCUMENTS

72114-1	Eastman Kodak Company	US	5551213	08/414,462	3/31/1995	9/3/1996	APPARATUS AND METHOD FOR VACUUM SEALING POUCHES

72114-2	Eastman Kodak Company	US	5561964	08/414,479	3/31/1995	10/8/1996	APPARATUS AND METHOD FOR HEAT SEALING POUCHES

72124	Eastman Kodak Company	US	5737677	08/572,559	12/14/1995	4/7/1998	APPARATUS AND METHOD OF TONER TRANSFER USING NON-MARKING TONER

72128	Eastman Kodak Company	US	5739838	08/425,278	4/20/1995	4/14/1998	PULSE WIDTH MODULATION METHOD FOR A PARALLEL INPUT PRINT HEAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
72129	Eastman Kodak Company	US	5774163	08/425,276	4/20/1995	6/30/1998	BINARY WEIGHTED MODULATION
							FOR A PARALLEL INPUT PRINT HEAD

72134	Eastman Kodak Company	US	5654470	08/687,819	7/26/1996	8/5/1997	RECOVERY OF COMPONENTS FROM
							POLYESTER RESINS

72145-1	Eastman Kodak Company	US	5689376	08/427,552	4/24/1995	11/18/1997	A TWO ELEMENT OPTICAL SYSTEM,
							A CAMERA USING IT AND METHOD
							OF MAKING THE CAMERA

72182-1	Eastman Kodak Company	US	5722924	08/636,436	4/23/1996	3/3/1998	ROLLER FOR CONVEYING WEB IN A
							RESIN COATING ENVIRONMENT

72182-2	Eastman Kodak Company	US	5738754	08/636,418	4/23/1996	4/14/1998	IMPROVED LAMINATION EQUIPMENT

72193	Eastman Kodak Company	US	5534479	08/469,248	6/6/1995	7/9/1996	THERMAL DYE TRANSFER SYSTEM
							WITH RECEIVER CONTAINING AN
							ACID MOIETY

72201	Eastman Kodak Company	US	5622818	08/564,515	11/29/1995	4/22/1997	COLOR PHOTOGRAPHIC ELEMENTS
							CONTAINING YELLOW- COLORED
							MAGENTA DYE-FORMING MASKING
							COUPLERS

72219	Eastman Kodak Company	US	5593804	08/567,751	12/5/1995	1/14/1997	TEST POUCH

72219	Eastman Kodak Company	US	5674653	08/729,896	10/15/1996	10/7/1997	TEST POUCH

72225	Eastman Kodak Company	US	5773181	08/448,056	5/23/1995	6/30/1998	NON-UNIFORMLY SUBSTITUTED
							PHTHALOCYANINE COMPOSITIONS,
							PREPARATION METHODS, AND
							ELECTROPHOTOGRAPHIC
							ELEMENTS

72226	Eastman Kodak Company	US	5614342	08/434,148	5/2/1995	3/25/1997	METHODS FOR PREPARING
							COCRYSTALS OF TITANYL
							FLUOROPHTHALOCYANINES AND
							UNSTUBSTITUTED TITANYL
							PHTHALOCYANINE,
							ELECTROPHOTOGRAPHIC **SEE FN**

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
72226	Eastman Kodak Company	US	5766810	08/734,799	10/23/1996	6/16/1998	METHODS FOR PREPARING
							AMORPHOUS AND
							COCRYSTALLIZEDOF TITANYL
							FLUOROPHTHALOCYANINES AND
							UNSUBSTITUTEDTITANYL
							PHTHALOCYANINE,
							ELECTROPHOTOGRAPHIC **FN**

72256	Eastman Kodak Company	US	5805777	08/656,616	5/31/1996	9/8/1998	EXTENDED PRINTER CONTROL
							INTERFACE

72289	Eastman Kodak Company	US	5757425	08/574,707	12/19/1995	5/26/1998	METHOD AND APPARATUS FOR
							INDEPENDENTLY CALIBRATING
							LIGHT SOURCE AND PHOTO SENSOR
							ARRAYS

72310	Eastman Kodak Company	US	5777751	08/667,264	6/20/1996	7/7/1998	CORRECTION OF CURVED SCAN
							LINES IN AN OPTICAL SCANNING
							SYSTEM

72311	Eastman Kodak Company	US	5646786	08/427,523	3/24/1995	7/8/1997	BEAMSPLITTER FOR LASER MULTI-
							BEAM PRINTERS AND RECORDERS

72311	Eastman Kodak Company	US	5825552	08/885,307	6/30/1997	10/20/1998	BEAMSPLITTER/STAGGERER FOR
							MULTI-BEAM LASER PRINTERS

72318	Eastman Kodak Company	US	5597680	08/567,788	12/5/1995	1/28/1997	IMAGING ELEMENT COMPRISING AN
							AUXILIARY LAYER CONTAINING
							SOLVENT-DISPERSIBLE POLYMER
							PARTICLES

72341	Eastman Kodak Company	US	5689184	08/681,002	7/22/1996	11/18/1997	LARGE SCALE METALLIC OBJECT
							DETECTOR

72348	Eastman Kodak Company	US	5667944	08/636,076	4/22/1996	9/16/1997	DIGITAL PROCESS SENSITIVITY
							CORRECTION

72355	Eastman Kodak Company	US	5690264	08/608,887	2/29/1996	11/25/1997	APPARATUS AND METHOD FOR SELF-
							ALIGNING CONTACTING SURFACES
							(AS AMENDED)

72383	Eastman Kodak Company	US	5831759	08/564,614	11/29/1995	11/3/1998	AN ELECTRO-OPTIC MODULATOR
							WITH PASSIVATION LAYER

72397	Eastman Kodak Company	US	5576456	08/589,444	1/22/1996	11/19/1996	RECOVERY OF COMPONENTS FROM
							POLYESTER RESINS

72398	Eastman Kodak Company	US	5952520	08/678,006	7/10/1996	9/14/1999	RECOVERY OF ESTER MONOMER
							FROM POLYESTER RESINS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
72399	Eastman Kodak Company	US	5794111	08/572,586	12/14/1995	8/11/1998	APPARATUS AND METHOD OF TRANSFERING TONER USING NON-MARKING TONER AND MARKING TONER

72400	Eastman Kodak Company	US	5576267	08/633,283	4/16/1996	11/19/1996	METHOD OF MAKING A COLOR FILTER ARRAY ELEMENT

72450-1	Eastman Kodak Company	US	5633486	08/444,488	5/19/1995	5/27/1997	SATURATED MODE MR HEAD

72461	Eastman Kodak Company	US	5579054	08/426,309	4/21/1995	11/26/1996	A SYSTEM AND METHOD FOR CREATING HIGH-QUALITY STILLS FROM INTERLACED VIDEO

72484	Eastman Kodak Company	US	5805189	08/568,052	12/6/1995	9/8/1998	DEVICE FOR FLUID SUPPLY OF A MICRO-METERING DEVICE

72492	Eastman Kodak Company	US	5576172	08/442,232	5/15/1995	11/19/1996	ELEVATED IODIDE SURFACE LAMINAE TABULAR GRAIN EMULSIONS

72503	Eastman Kodak Company	US	5558981	08/442,238	5/15/1995	9/24/1996	EMULSIONS WITH THE HIGHEST SPEEDS COMPATIBLE WITH LOW GRANULARITY

72522	Eastman Kodak Company	JP	3974206	96/0212802	8/12/1996	6/22/2007	PHOTOGRAPHIC HIGH CONTRAST SILVER HALIDE MATERIAL

72522	Eastman Kodak Company	US	5736295	08/694,354	8/8/1996	4/7/1998	PHOTOGRAPHIC HIGH CONTRAST SILVER HALIDE MATERIAL

72595	Eastman Kodak Company	DE	69618753.1	96921659.7	6/17/1996	1/23/2002	METHOD AND APPARATUS FOR WRITING AND LABELLING INDIVIDUAL DIGITAL DISCS

72595	Eastman Kodak Company	DE	69618553.9	96921681.1	6/17/1996	1/16/2002	METHOD AND APPARATUS FOR PREPARING LABELLED DIGITAL DISC

72595	Eastman Kodak Company	FR	0778977	96921659.7	6/17/1996	1/23/2002	METHOD AND APPARATUS FOR WRITING AND LABELLING INDIVIDUAL DIGITAL DISCS

72595	Eastman Kodak Company	FR	0778978	96921681.1	6/17/1996	1/16/2002	METHOD AND APPARATUS FOR PREPARING LABELLED DIGITAL DISC

72595	Eastman Kodak Company	GB	0778977	96921659.7	6/17/1996	1/23/2002	METHOD AND APPARATUS FOR WRITING AND LABELLING INDIVIDUAL DIGITAL DISCS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
72595	Eastman Kodak Company	GB	0778978	96921681.1	6/17/1996	1/16/2002	METHOD AND APPARATUS FOR
							PREPARING LABELLED DIGITAL DISC

72595	Eastman Kodak Company	US	6109324	08/809,062	2/11/2000	8/29/2000	METHOD AND APPARATUS FOR
							PREPARING LABELLED DIGITAL DISC

72604	Eastman Kodak Company	US	5577614	08/571,008	12/12/1995	11/26/1996	COMBINED SHIPPING AND
							DISPENSING PACKAGE FOR FLUID
							CONTAINERS

72609	Eastman Kodak Company	US	5747547	08/687,883	7/26/1996	5/5/1998	RECOVERY OF COMPONENTS FROM POLYESTER RESINS

72610	Eastman Kodak Company	US	5770778	08/678,018	7/10/1996	6/23/1998	PURIFICATION OF ETHYLENE GLYCOL RECOVERED FROM POLYESTER RESINS

72611-1	Eastman Kodak Company	US	5956469	08/896,713	7/18/1997	9/21/1999	SELECTING A CALIBRATION FUNCTION FOR A DIGITAL PRINTER WHICH MINIMIZES AN ERROR CRITERION

72611-2	Eastman Kodak Company	US	5995714	08/602,409	2/16/1996	11/30/1999	METHOD FOR PRINTER
							CALIBRATION

72613	Eastman Kodak Company	US	5675568	08/586,082	1/16/1996	10/7/1997	LASER POWER CONTROL IN AN OPTICAL RECORDING SYSTEM TO COMPENSATE FOR VARIATIONS IN MARK LENGTH RESULTING FROM A WOBBLED GROOVE

72623	Eastman Kodak Company	US	5523274	08/466,641	6/6/1995	6/4/1996	THERMAL DYE TRANSFER SYSTEM WITH LOW-TG POLYMERIC RECEIVER CONTAINING AN ACID MOIETY

72629	Eastman Kodak Company	US	5652936	08/597,096	2/6/1996	7/29/1997	AUTOMATED PHOTOFINISHING APPARATUS WITH CONVENIENTORDER STATUS CHECKING FEATURE

72644	Eastman Kodak Company	US	5585158	08/482,718	6/7/1995	12/17/1996	RECORDABLE OPTICAL ELEMENT USING LOW ABSORPTION MATERIALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
72727	Eastman Kodak Company	US	5672780	08/687,822	7/26/1996	9/30/1997	PURIFICATION OF ETHYLENE GLYCOL RECOVERED FROM POLYESTER RESINS

72736-1	Eastman Kodak Company	US	5693200	08/616,148	3/14/1996	12/2/1997	FORMING A HIGH PERFORMANCE CO/PT DISK

72736-2	Eastman Kodak Company	US	5612109	08/615,367	3/14/1996	3/18/1997	OPTICAL STORAGE MEDIUM INCLUDING MULTIPLE DATA LEVELS MADE OF CO/PT MAGNETO-OPTIC RECORDING MEDIA

72750	Eastman Kodak Company	US	5910400	09/031,155	2/26/1998	6/8/1999	ANTISTATIC COMPOSITION AND PHOTOGRAPHIC ELEMENT CONTAINNG A LAYER OF THIS COMPOSITION

72776	Eastman Kodak Company	US	5662279	08/567,794	12/5/1995	9/2/1997	PROCESS FOR MILLING AND MEDIA SEPARATION

72801	Eastman Kodak Company	US	6192955	09/022,782	2/12/1998	2/27/2001	APPARATUS AND METHOD FOR ALIGNING WEBS

72820	Eastman Kodak Company	US	5835254	08/633,091	4/16/1996	11/10/1998	A MOUNTING ASSEMBLY FOR MODULATORS

72821	Eastman Kodak Company	US	6075888	08/585,082	1/11/1996	6/13/2000	SYSTEM FOR CREATING A DEVICE SPECIFIC COLOR PROFILE

72837	Eastman Kodak Company	US	5659433	08/655,579	5/30/1996	8/19/1997	ACTUATOR WITH REDUCED LENS TILT ERROR

72845	Eastman Kodak Company	US	5646919	08/584,933	1/16/1996	7/8/1997	DYNAMIC TRACKING CONTROL IN AN OPTICAL RECORDING SYSTEM BY SENSING MARK FORMATION

72875	Eastman Kodak Company	US	5666592	08/631,335	4/12/1996	9/9/1997	VARIABLE GLOSS FUSER

72883	Eastman Kodak Company	US	5967450	09/018,093	2/3/1998	10/19/1999	MULTIPLE DUROMETER PRESSURE ROLLER

72896	Eastman Kodak Company	US	5748204	08/639,582	4/29/1996	5/5/1998	HYBRID IMAGING SYSTEM CAPABLE OF USING INK JET AND THERMAL DYE TRANSFER IMAGING TECHNOLOGIES ON A SINGLE IMAGE RECEIVER

72915	Eastman Kodak Company	US	5699190	08/567,790	12/5/1995	12/16/1997	ENCODED LENTICULAR MEDIA

72916	Eastman Kodak Company	US	5689340	08/567,827	12/6/1995	11/18/1997	APPARATUS AND METHOD FOR MEASURING ALIGNMENT IN LENTICULAR MEDIA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
72922	Eastman Kodak Company	US	6115062	08/817,868	9/6/1996	9/5/2000	TELECINE REFERENCE ELEMENT, SYSTEM, AND METHOD FOR PROVIDING SCENE EXPOSURE INFORMATION

72954	Eastman Kodak Company	US	5650843	08/655,654	5/30/1996	7/22/1997	FEEDBACK CONTROL SYSTEM FOR AN OPTICAL INEGRATING CYLINDER

72955	Eastman Kodak Company	US	5734491	08/655,577	5/30/1996	3/31/1998	ELECTRO-OPTIC MODULATOR WITH THRESHOLD BIAS

72956	Eastman Kodak Company	US	5801856	08/687,127	7/24/1996	9/1/1998	SECURE PHOTOGRAPHIC SYSTEM

72967	Eastman Kodak Company	US	5731117	08/667,270	6/20/1996	3/24/1998	OVERCOATED CHARGE TRANSPORTING ELEMENTS AND GLASSY SOLID ELECTROLYTES

72967	Eastman Kodak Company	US	5874018	08/882,671	6/25/1997	2/23/1999	OVERCOATED CHARGE TRANSPORTING ELEMENTS AND GLASSY SOLID ELECTROLYTES

72968	Eastman Kodak Company	US	5693442	08/667,901	6/20/1996	12/2/1997	CHARGE GENERATING ELEMENTS HAVING MODIFIED SPECTRAL SENSITIVITY

72974	Eastman Kodak Company	US	5764183	08/639,072	4/24/1996	6/9/1998	COLOR IMAGING APPARATUS USING OPTICAL PRINT HEAD WITH GREEN LED

72982	Eastman Kodak Company	US	5668899	08/638,899	4/24/1996	9/16/1997	OPTICAL RADIATION COUPLING INTO AN OPTICAL FIBER

72989	Eastman Kodak Company	US	5706097	08/713,306	9/13/1996	1/6/1998	INDEX PRINT FOR DIGITAL RECORDING MEDIUM

73000	Eastman Kodak Company	US	5698060	08/572,322	12/14/1995	12/16/1997	WEB BUTT-SPLICING APPARATUS

73001	Eastman Kodak Company	US	5667860	08/557,252	11/14/1995	9/16/1997	OPTICAL RECORDING ELEMENTS HAVING RECORDING LAYERSEXHIBITING REDUCED BUBBLE FORMATION

73031	Eastman Kodak Company	DE	69611509.3	96420331.8	11/15/1996	1/10/2001	INK JET INKS CONTAINING NANOPARTICLES OF ORGANIC PIGMENTS

73031	Eastman Kodak Company	FR	0776952	96420331.9	11/15/1996	1/10/2001	INK JET INKS CONTAINING NANOPARTICLES OF ORGANIC PIGMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73031	Eastman Kodak Company	GB	0776952	96420331.9	11/15/1996	1/10/2001	INK JET INKS CONTAINING NANOPARTICLES OF ORGANIC PIGMENTS

73031	Eastman Kodak Company	US	5679138	08/565,270	11/30/1995	10/21/1997	INK JET INKS CONTAINING NANOPARTICLES OF ORGANIC PIGMENTS

73037	Eastman Kodak Company	US	5700540	08/686,093	7/24/1996	12/23/1997	AN OPTICAL RECORDING MEDIUM

73042	Eastman Kodak Company	US	5767945	08/608,427	2/28/1996	6/16/1998	METHODS OF CHANGING THE VISIBILITY OF SOME CHARACTERISTIC OR INFORMATION TO BE INCLUDED IN A HARD COPY OF A RECORDED IMAGE

73059	Eastman Kodak Company	US	6032945	08/752,090	1/25/1999	3/7/2000	SHEET TRANSPORT APPARATUS

73077	Eastman Kodak Company	US	5804818	08/593,997	1/30/1996	9/8/1998	COATED INTERNALLY REFLECTING OPTICAL ELEMENT

73090	Eastman Kodak Company	US	5688964	08/600,714	2/13/1996	11/18/1997	PROCESS FOR PREPARING A ACYLHYRAZINO PYRAZOLE DERIVATIVE AND A PYRAZOLO{5,1-C}-1,2,4-TRIAZOLE COMPOUND

73095	Eastman Kodak Company	JP	3869054	96/0286919	10/29/1996	10/20/2006	DYE-DONOR ELEMENT

73095	Eastman Kodak Company	US	5670449	08/626,443	4/2/1996	9/23/1997	DYE-DONOR ELEMENT CONTAINING ELASTOMERIC BEADS FORTHERMAL DYE TRANSFER

73100	Eastman Kodak Company	US	5599766	08/633,251	4/18/1996	2/4/1997	METHOD OF MAKING A COLOR FILTER ARRAY ELEMENT

73104	Eastman Kodak Company	US	5614464	08/575,746	12/20/1995	3/25/1997	DYE-RECEIVING ELEMENT FOR THERMAL DYE TRANSFER HAVING IMPROVED WRITEABILITY

73106	Eastman Kodak Company	US	5604078	08/568,913	12/7/1995	2/18/1997	RECEIVING ELEMENT FOR USE IN THERMAL DYE TRANSFER

73110	Eastman Kodak Company	US	5701567	08/655,536	5/30/1996	12/23/1997	COMPLIANT TRANSFER MEMBER HAVING MULTIPLE PARALLEL ELECTRODES AND METHOD OF USING

73111	Eastman Kodak Company	US	5717381	08/576,192	12/21/1995	2/10/1998	COPYRIGHT PROTECTION FOR PHOTOS AND DOCUMENTS USING MAGNETIC ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73114	Eastman Kodak Company	US	5691533	08/560,556	11/17/1995	11/25/1997	A METHOD AND APPARATUS FOR THE DETECTION OF THE LOCATION OF MULTIPLE CHARACTER MARKS (AS AMENDED)

73117	Eastman Kodak Company	FR	9701318	9701318	1/31/1997	6/4/1999	INTERMEDIATE TRANSFER OF SMALL TONER PARTICLES

73117	Eastman Kodak Company	GB	2309936	97002280.0	2/4/1997	10/20/1999	INTERMEDIATE TRANSFER OF SMALL TONER PARTICLES

73117	Eastman Kodak Company	US	5666193	08/605,340	2/9/1996	9/9/1997	INTERMEDIATE TRANSFER OF SMALL TONER PARTICLES

73124	Eastman Kodak Company	US	5605750	08/580,698	12/29/1995	2/25/1997	MICROPOROUS INK-JET RECORDING ELEMENTS

73134	Eastman Kodak Company	US	5689372	08/577,633	12/22/1995	11/18/1997	INTEGRAL IMAGING WITH ANTI-HALATION

73136	Eastman Kodak Company	US	5639580	08/600,712	2/13/1996	6/17/1997	REFLECTIVE INTEGRAL IMAGE ELEMENT

73139	Eastman Kodak Company	US	5752111	08/600,713	2/13/1996	5/12/1998	MULTI-LENS CAMERA WHICH RECORDS STATUS ON FILM

73139	Eastman Kodak Company	US	5946509	08/936,560	9/24/1997	8/31/1999	MULTI-LENS CAMERA WHICH RECORDS STATUS ON FILM

73166	Eastman Kodak Company	US	5696752	08/587,178	1/16/1996	12/9/1997	RECORDED WOBBLED GROOVE SIGNAL DETECTION IN AN OPTICAL SYSTEM

73183	Eastman Kodak Company	US	5651813	08/565,263	11/30/1995	7/29/1997	PREPARATION OF INK JET INKS WITH SODIUM N-METHYL-N-OLEOYL TAURATE

73184	Eastman Kodak Company	US	6008270	08/936,881	9/25/1997	12/28/1999	INK JET INKS CONTAINING BLOCK COPOLYMERS OF POLYETHYLENE OXIDE AND PROPYLENE OXIDE

73185	Eastman Kodak Company	US	5733695	08/562,668	11/27/1995	3/31/1998	ELECTROPHOTOGRAHIC ELEMENTS WITH GENERATING LAYERS CONTAINING POLYESTER IONOMERS

73267	Eastman Kodak Company	US	5701535	08/668,192	6/21/1996	12/23/1997	CAMERA WITH MOVABLE OPTICAL
							ALBADA VIEWFINDER

73303	Eastman Kodak Company	US	5713032	08/582,571	1/3/1996	1/27/1998	COMPOUND DOCUMENT PROCESSING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73305	Eastman Kodak Company	US	5686235	08/700,248	8/20/1996	11/11/1997	PHOTOGRAPHIC ELEMENTS CONTAINING CYAN DYE-FORMING COUPLER HAVING A SULFONE BALLAST GROUP

73305	Eastman Kodak Company	US	5962198	08/933,302	9/18/1997	10/5/1999	PHOTOGRAPHIC ELEMENTS CONTAINING CYAN DYE-FORMING COUPLES HAVING A PARTICULAR FORMULA

73309	Eastman Kodak Company	US	5714747	08/682,176	7/17/1996	2/3/1998	MAGNETIC CARD AND READER SYSTEM

73315	Eastman Kodak Company	US	5678304	08/686,081	7/24/1996	10/21/1997	METHOD FOR MANUFACTURING DOUBLE-SIDED CIRCUIT ASSEMBLIES

73332	Eastman Kodak Company	DE	69730544.9	97200015.2	1/6/1997	9/8/2004	IMAGING ELEMENT HAVING AN ELECTRICALLY-CONDUCTIVE LAYER

73332	Eastman Kodak Company	FR	0785464	97200015.2	1/6/1997	9/8/2004	IMAGING ELEMENT HAVING AN ELECTRICALLY-CONDUCTIVE LAYER

73332	Eastman Kodak Company	GB	0785464	97200015.2	1/6/1997	9/8/2004	IMAGING ELEMENT HAVING AN ELECTRICALLY-CONDUCTIVE LAYER

73332	Eastman Kodak Company	US	5576162	08/588,180	1/18/1996	11/19/1996	IMAGING ELEMENT HAVING AN ELECTRICALLY-CONDUCTIVE LAYER

73354	Eastman Kodak Company	US	5919730	08/598,785	2/8/1996	7/6/1999	COPY RESTRICTIVE DOCUMENTS

73354	Eastman Kodak Company	US	6045881	08/854,238	5/9/1997	4/4/2000	COPY RESTRICTIVE DOCUMENTS

73354	Eastman Kodak Company	US	6103353	09/111,984	7/8/1998	8/15/2000	COPY RESTRICTIVE DOCUMENTS

73358	Eastman Kodak Company	US	5822660	08/598,446	2/8/1996	10/13/1998	COPYRIGHT PROTECTION IN COLOR THERMAL PRINTS

73366	Eastman Kodak Company	US	5683836	08/586,105	1/16/1996	11/4/1997	METHOD OF MAKING BLACK MATRIX GRID LINES FOR A COLOR FILTER ARRAY

73375	Eastman Kodak Company	US	5689742	08/729,460	10/11/1996	11/18/1997	FULL FRAME ANNOTATION SYSTEM FOR CAMERA

73381	Eastman Kodak Company	US	5880759	08/750,438	12/3/1996	3/9/1999	LIQUID INK PRINTING APPARATUS AND SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73382	Eastman Kodak Company	US	5856836	08/750,599	4/9/1996	1/5/1999	COINCIDENT DROP SELECTION, DROP SEPARATION PRINTING METHOD AND SYSTEM

73386	Eastman Kodak Company	US	5815178	08/765,127	4/9/1996	9/29/1998	PRINTING METHOD AND APPARATUS EMPLOYING ELECTROSTATIC DROP SEPARATION

73394	Eastman Kodak Company	US	5841449	08/765,035	4/9/1996	11/24/1998	HEATER POWER COMPENSATION FOR PRINTING LOAD IN THERMAL PRINTING SYSTEMS

73395	Eastman Kodak Company	US	5920331	08/750,600	4/9/1996	7/6/1999	METHOD AND APPARATUS FOR ACCURATE CONTROL OF TEMPERATURE PULSES IN PRINTING HEADS

73399	Eastman Kodak Company	US	5808631	08/765,130	4/10/1996	9/15/1998	INTEGRATED FAULT TOLERANCE IN PRINTING MECHANISMS

73400	Eastman Kodak Company	US	5815179	08/750,431	4/10/1996	9/29/1998	BLOCK FAULT TOLERANCE IN INTEGRATED PRINTING HEADS

73403	Eastman Kodak Company	US	6030072	08/759,774	4/10/1996	2/29/2000	FAULT TOLERANCE IN HIGH VOLUME PRINTING PRESSES

73407	Eastman Kodak Company	US	6012799	08/750,604	4/9/1996	1/11/2000	INTEGRATED FOUR COLOR PRINT HEADS

73409	Eastman Kodak Company	US	5850241	08/750,435	4/10/1996	12/15/1998	MONOLITHIC PRINT HEAD STRUCTURE AND A MANUFACTURING PROCESS THEREFOR USING ANISOTROPIC WET ETCHING

73416	Eastman Kodak Company	US	6002847	08/750,312	4/10/1996	12/14/1999	HIGH CAPACITY COMPRESSED DOCUMENT IMAGE STORAGE FOR DIGITAL COLOR PRINTERS

73421	Eastman Kodak Company	US	5805178	08/750,602	4/10/1996	9/8/1998	INK JET HALFTONING WITH DIFFERENT INK CONCENTRATIONS (AS AMENDED)

73424	Eastman Kodak Company	US	5784077	08/750,437	4/10/1996	7/21/1998	MODULAR DIGITAL PRINTING

73430	Eastman Kodak Company	US	5909227	08/765,756	4/10/1996	6/1/1999	PHOTOGRAPH PROCESSING AND COPYING SYSTEM USING COINCIDENT FORCE DROP-ON-DEMAND INK JET PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73457	Eastman Kodak Company	US	5912109	08/599,908	1/6/1998	6/15/1999	IMAGING ELEMENT COMPRISING AN ELECTRICALLY-CONDUCTIVE LAYER CONTAINING CONDUCTIVE FINE PARTICLES AND WATER-INSOLUBLE POLYMER PARTICLES OF SPECIFIED SHEAR MODULUS (SEE NOTES)

73458	Eastman Kodak Company	US	5905021	08/598,590	1/6/1998	5/18/1999	IMAGING ELEMENT COMPRISING AN ELECTRICALLY-CONDUTIVE LAYER CONTAINING CONDUCTIVE FINE PARTICLES AND WATER-INSOLUBLE POLYMER PARTICLES CONTAINING SULFONIC ACID GROUPS

73460	Eastman Kodak Company	US	5685537	08/595,061	2/1/1996	11/11/1997	CROSS-TRACK AND SKEW JUSTIFICATION OF CUT SHEETS

73493	Eastman Kodak Company	US	5611526	08/595,059	2/1/1996	3/18/1997	CUT SHEET TRAY HAVING JAM PREVENTION MEANS

73494	Eastman Kodak Company	US	5681389	08/594,203	1/31/1996	10/28/1997	GRAVURE COATING FEED APPARATUS (AS AMENDED)

73494	Eastman Kodak Company	US	6228431	08/851,915	9/8/1999	5/8/2001	CURTAIN FEED METHOD FOR A GRAVURE PROCESS

73509	Eastman Kodak Company	US	5678447	08/633,602	4/17/1996	10/21/1997	ON-LINE WEB PLANARITY MEASUREMENT APPARATUS AND METHOD

73516	Eastman Kodak Company	US	5672864	08/606,671	2/26/1996	9/30/1997	LIGHT INTEGRATOR

73517	Eastman Kodak Company	US	5633127	08/626,228	3/29/1996	5/27/1997	IMAGING ELEMENTS CAPABLE OF PROVIDING IN A SINGLE LAYER AN IMAGE AND AN INDEPENDENT MAGNETIC RECORD

73540	Eastman Kodak Company	US	5825399	08/608,161	2/28/1996	10/20/1998	DATA-DEPENDENT THERMAL COMPENSATION FOR AN LED PRINTHEAD

73541	Eastman Kodak Company	US	5673909	08/627,521	4/4/1996	10/7/1997	NIP SET FOR REVERSIBLE FEEDING OF SINGLE SHEETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73575	Eastman Kodak Company	US	5871656	08/733,711	10/17/1996	2/16/1999	CONSTRUCTION AND MANUFACTURING PROCESS FOR DROP ON DEMAND PRINT HEADS WITH NOZZLE HEATERS

73575	Eastman Kodak Company	US	6217155	09/104,546	6/25/1998	4/17/2001	CONSTRUCTION AND MANUFACTURING PROCESS FOR DROP ON DEMAND PRINT HEADS WITH NOZZLE HEATERS

73583	Eastman Kodak Company	US	6126846	08/736,537	9/28/1998	10/3/2000	PRINT HEAD CONSTRUCTIONS FOR REDUCED ELECTROSTATIC INTERACTION BETWEEN PRINTED DROPLETS

73608	Eastman Kodak Company	US	5682398	08/643,243	5/3/1996	10/28/1997	FREQUENCY CONVERSION LASER DEVICES

73632	Eastman Kodak Company	US	5972831	08/873,657	6/12/1997	10/26/1999	INORGANIC TRANSPARENT PHOTOCATALYTIC COMPOSITION

73634	Eastman Kodak Company	US	5767874	08/615,366	3/14/1996	6/16/1998	PRINTING UNIFORMITY USING NARROW PRINTHEAD SEGMENTS IN DIGITAL PRINTERS

73675	Eastman Kodak Company	US	5835117	08/657,880	5/31/1996	11/10/1998	NONLINEAR DITHERING TO REDUCE NEUTRAL TOE COLOR SHIFTS

73689	Eastman Kodak Company	US	5771059	08/621,417	3/25/1996	6/23/1998	AN APPARATUS FOR PREVENTING AXIAL MOVEMENT OF A LEAD SCREW

73698	Eastman Kodak Company	US	5944924	08/960,310	10/29/1997	8/31/1999	ULTRASONIC CUTTING APPARATUS AND METHOD

73702	Eastman Kodak Company	US	6012606	08/671,459	7/22/1998	1/11/2000	APPARATUS FOR DETECTING LOW LIQUID LEVEL IN BOTTOM-DRAINING CONTAINER

73702	Eastman Kodak Company	US	6131769	09/346,207	7/1/1999	10/17/2000	APPARATUS FOR DETECTING LOW LIQUID LEVEL IN BOTTOM-DRAINING CONTAINER

73704	Eastman Kodak Company	US	5700524	08/688,487	7/30/1996	12/23/1997	IMPROVED HIGH SPEED COATING STARTS USING A SHEAR THINNING TOP LAYER

73711	Eastman Kodak Company	US	5629791	08/658,904	5/31/1996	5/13/1997	OPTICAL COMPENSATION FOR LASER EMITTER ARRAY NON- LINEARITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73720	Eastman Kodak Company	US	5614465	08/672,167	6/25/1996	3/25/1997	METHOD OF MAKING A COLOR FILTER ARRAY BY THERMAL TRANSFER

73722	Eastman Kodak Company	US	5672869	08/627,852	4/3/1996	9/30/1997	A NOISE AND BACKGROUND REDUCTION METHOD FOR COMPONENT DETECTION IN CHROMATOGRAPHY/SPECTROMETR Y

73734	Eastman Kodak Company	US	5695920	08/636,203	4/22/1996	12/9/1997	AQUEOUS COATING COMPOSITIONS USEFUL IN THE PREP- ARATION OF AUXILIARY LAYERS OF IMAGING ELEMENTS

73740	Eastman Kodak Company	US	5735617	08/886,846	7/1/1997	4/7/1998	ADJUSTABLE PRINTHEAD MOUNT FOR DOCUMENT IMAGING APPARATUS

73748	Eastman Kodak Company	US	5723211	08/625,980	4/1/1996	3/3/1998	INK-JET PRINTER RECORDING ELEMENT

73783	Eastman Kodak Company	US	5808657	08/668,041	6/17/1996	9/15/1998	A LASER PRINTER WITH LOW FILL MODULATOR ARRAY AND HIGH PIXEL FILL AT A MEDIA PLANE

73801	Eastman Kodak Company	US	5705309	08/719,100	9/24/1996	1/6/1998	LASER IMAGEABLE PHOTOSENSITIVE COMPOSITION AND ELEMENT CONTAINING POLYAZIDE IN PHOTOCROSSLINKABLE BINDER AND METHOD OF IMAGING THEREOF

73802	Eastman Kodak Company	US	6063544	08/822,376	3/21/1997	5/16/2000	POSITIVE-WORKING PRINTING PLATE AND METHOD OF PROVIDING A POSITIVE IMAGE THEREFROM USING LASER IMAGING

73803	Eastman Kodak Company	US	5683859	08/650,675	5/20/1996	11/4/1997	PHOTOGRAPHIC DEVELOPING COMPOSITION CONTAINING A SLUDGE INHIBITING AGENT AND USE THEREOF IN THE HIGH CONTRAST DEVELOPMENT OF NUCLEATED

73804	Eastman Kodak Company	DE	69714149.7	97108442.1	5/26/1997	7/24/2002	METHOD FOR HALFTONING A MULTI- CHANNEL DIGITAL COLOR IMAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73804	Eastman Kodak Company	JP	4503105	97/0144014	6/2/1997	4/30/2010	METHOD FOR HALFTONING A MULTI-CHANNEL DIGITAL COLOR IMAGE

73804	Eastman Kodak Company	US	5822451	08/658,452	6/5/1996	10/13/1998	METHOD FOR HALFTONING A MULTI-CHANNEL DIGITAL COLOR IMAGE

73804	Eastman Kodak Company	US	6091849	09/113,268	7/10/1998	7/18/2000	METHOD FOR HALFTONING A MULTI-CHANNEL DIGITAL COLOR IMAGE

73806	Eastman Kodak Company	US	6482577	09/306,296	1/11/1999	11/19/2002	INFRARED-SENSITIVE NEGATIVE-WORKING DIAZONAPHTHOQUINONE IMAGING COMPOSITION AND ELEMENT PE JEW-JLT 12JUL96

73808	Eastman Kodak Company	US	5796874	08/643,155	4/30/1996	8/18/1998	RESTORATION OF FADED IMAGES

73872	Eastman Kodak Company	US	5728496	08/653,518	5/24/1996	3/17/1998	ELECTROSTATOGRAPHIC APPARATUS AND METHOD FOR IMPROVED TRANSFER OF SMALL PARTICLES

73872	Eastman Kodak Company	US	5807651	08/975,538	11/20/1997	9/15/1998	ELECTROSTATOGRAPHIC APPARATUS AND METHOD FOR IMPROVED TRANSFER OF SMALL PARTICLES

73899	Eastman Kodak Company	US	5966506	08/882,905	6/26/1997	10/12/1999	METHOD FOR PRINTING ELECTRONICALLY SHARPENED IMAGES

73900	Eastman Kodak Company	US	5959718	08/828,572	3/31/1997	9/28/1999	ALIGNMENT AND PRINTING OF INTEGRAL IMAGES

73911	Eastman Kodak Company	US	5729820	08/661,675	6/11/1996	3/17/1998	METHOD AND APPARATUS FOR PRODUCING HIGH QUALITY GREETING CARDS OR THE LIKE

73934	Eastman Kodak Company	US	5975671	08/657,723	2/22/1999	11/2/1999	METHOD AND APPARATUS FOR PRINTING AN IMAGE ON A DEVICE HAVING MULTIPLE DOT DENSITIES AND MULTIPLE DOT AREAS

73940	Eastman Kodak Company	US	5696749	08/672,735	6/28/1996	12/9/1997	DUAL-WAVELENGTH OPTICAL RECORDING HEAD UTILIZING GRATING BEAM SPLITTER AND INTEGRATED LASER AND DETECTORS

73942	Eastman Kodak Company	US	5664255	08/654,945	5/29/1996	9/2/1997	PHOTOGRAPHIC PRINTING AND PROCESSING APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
73950	Eastman Kodak Company	US	5709973	08/673,448	6/28/1996	1/20/1998	PROCESS FOR CONTROLLING
							GLOSS IN ELECTROSTATIC IMAGES

73960	Eastman Kodak Company	US	5673078	08/669,020	6/24/1996	9/30/1997	THERMAL PRINTER AND COMPLIANT
							PLATEN FOR A THERMAL PRINTER

73965	Eastman Kodak Company	US	5669601	08/657,841	5/31/1996	9/23/1997	SHEET FEEDING DEVICE WITH
							FLOATING GUIDE

73974	Eastman Kodak Company	DE	69703322.8	97202210.7	7/14/1997	10/18/2000	THERMAL DYE TRANSFER DYE-
							DONOR ELEMENT WITH
							TRANSFERABLE PROTECTION
							OVERCOAT

73974	Eastman Kodak Company	GB	0820876	97202210.7	7/14/1997	10/18/2000	THERMAL DYE TRANSFER DYE-
							DONOR ELEMENT WITH
							TRANSFERABLE PROTECTION
							OVERCOAT

73974	Eastman Kodak Company	US	5668081	08/684,899	7/25/1996	9/16/1997	THERMAL DYE TRANSFER DYE-
							DONOR ELEMENT WITH
							TRANSFERABLE PROTECTION
							OVERCOAT

73980	Eastman Kodak Company	US	5677902	08/674,225	6/28/1996	10/14/1997	IMPROVED BEAM SPLITTER FOR
							OPTICAL RECORDING

73984	Eastman Kodak Company	DE	19735738.5	19735738.5	8/18/1997	7/15/2004	COLOR PIGMENTED INK JET INK SET

73984	Eastman Kodak Company	GB	2316412	97017165.6	8/14/1997	8/9/2000	COLOR PIGMENTED INK JET INK SET

73984	Eastman Kodak Company	JP	3920416	97/0222640	8/19/1997	2/23/2007	COLOR PIGMENTED INK JET INK SET

73984	Eastman Kodak Company	US	5738716	08/699,877	8/20/1996	4/14/1998	COLOR PIGMENTED INK JET INK SET

73997	Eastman Kodak Company	DE	69700939.4	97201580.4	5/29/1997	12/15/1999	DYE-RECEIVING ELEMENT FOR
							THERMAL DYE TRANSFER

73997	Eastman Kodak Company	US	5612283	08/664,334	6/14/1996	3/18/1997	DYE-RECEIVING ELEMENT FOR
							THERMAL DYE TRANSFER

74007	Eastman Kodak Company	US	6040115	09/208,520	12/9/1998	3/21/2000	A PROCESSLESS PLANOGRAPHIC
							PRINTING PLATE

74027	Eastman Kodak Company	US	5620942	08/664,030	6/13/1996	4/15/1997	OVERCOAT FOR THERMAL DYE
							TRANSFER RECEIVING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74037	Eastman Kodak Company	US	5841905	08/738,206	10/25/1996	11/24/1998	BUSINESS FORM IMAGE IDENTIFICATION USING PROJECTED PROFILES OF GRAPHICAL LINES AND TEXT STRING LINES

74040	Eastman Kodak Company	US	5753021	08/686,159	7/24/1996	5/19/1998	PIGMENTED INK JET INKS CONTAINING MODIFIED POLYSACCHARIDE RESIN

74071	Eastman Kodak Company	DE	69702819.4	97201838.6	6/16/1997	8/16/2000	PLASTICIZERS FOR DYE-DONOR ELEMENT USED IN THERMALDYE TRANSFER

74071	Eastman Kodak Company	GB	0816115	97201838.6	6/16/1997	8/16/2000	PLASTICIZERS FOR DYE-DONOR ELEMENT USED IN THERMALDYE TRANSFER

74071	Eastman Kodak Company	US	RE36519	09/298,096	4/22/1999	1/18/2000	PLASTICIZERS FOR DYE-DONOR ELEMENT USED IN THERMAL DYE TRANSFER

74075	Eastman Kodak Company	US	5756010	08/667,272	6/20/1996	5/26/1998	PROTECTIVE EYESHIELD

74080	Eastman Kodak Company	US	5777855	08/664,611	6/18/1996	7/7/1998	METHOD AND APPARATUS FOR CONNECTING FLEXIBLE CIRCUITS TO PRINTED CIRCUIT BOARDS

74086	Eastman Kodak Company	US	5838345	08/667,775	6/21/1996	11/17/1998	AN APPARATUS FOR MAINTAINING THE POSITIONAL RELATIONSHIP OF A PRINT HEAD

74098	Eastman Kodak Company	US	5702875	08/674,497	6/28/1996	12/30/1997	WEAKLY ALKALINE ASCORBIC ACID DEVELOPING COMPOSITION, PROCESSING KIT AND METHOD USING SAME *ALSO RECORDED, SEE FN*

74105	Eastman Kodak Company	US	5818499	08/672,605	6/28/1996	10/6/1998	RECORDING HEAD WITH INTEGRALLY MOUNTED IMPEDANCE ELEMENTS

74109	Eastman Kodak Company	US	5695843	08/722,903	9/27/1996	12/9/1997	MIXTURES OF SYMMETRICAL AND UNSYMMETRICAL NICKEL FORMAZAN DYES

74123	Eastman Kodak Company	US	5672729	08/696,556	8/14/1996	9/30/1997	RECOVERY OF TEREPHTHALATE DIESTERS FROM GLYCOL RESIDUES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74163	Eastman Kodak Company	US	5846900	08/688,975	7/31/1996	12/8/1998	COMPOSITE THERMAL DYE TRANSFER ID CARD STOCK *ALSO RECORDED-SEE FN*

74177	Eastman Kodak Company	US	5865548	08/697,323	12/10/1997	2/2/1999	COATED PLATEN ROLLER FOR IMPROVING REGISTRATION IN A PLATEN-DRIVE RESISTIVE THERMAL PRINTER

74181	Eastman Kodak Company	US	5928849	08/688,181	1/23/1998	7/27/1999	BLACK AND WHITE PHOTOGRAPHIC ELEMENT

74200	Eastman Kodak Company	US	5679142	08/699,963	8/20/1996	10/21/1997	CYAN INK JET PIGMENT SET

74201	Eastman Kodak Company	US	5679141	08/699,962	8/20/1996	10/21/1997	MAGENTA INK JET PIGMENT SET

74204	Eastman Kodak Company	DE	69707619.9	97202463.2	8/8/1997	10/24/2001	MAGENTA AND YELLOW DYE SET

74204	Eastman Kodak Company	FR	0831133	97202463.2	8/8/1997	10/24/2001	MAGENTA AND YELLOW DYE SET

74204	Eastman Kodak Company	GB	0831133	97202463.2	8/8/1997	10/24/2001	MAGENTA AND YELLOW DYE SET

74204	Eastman Kodak Company	JP	4545836	1997-222236	8/19/1997	7/9/2010	DYE SET, INK JET CARTRIDGE FOR IT AND METHOD OF IMAGING

74204	Eastman Kodak Company	US	5679140	08/699,956	8/20/1996	10/21/1997	MAGENTA AND YELLOW DYE SET FOR IMAGING SYSTEMS

74240	Eastman Kodak Company	GB	2352686	0026041.4	10/25/2000	5/2/2001	AN ENDLESS WEB MECHANISM FOR FACILITATING TRANSFER OF A MARKING PARTICLE IMAGE FROM AN INTERMEDIATE IMAGE TRANSFER MEMBER TO A RECEIVER MEMBER

74240	Eastman Kodak Company	GB	2320223	98006147.6	7/28/1997	2/7/2001	AN ENDLESS WEB MECHANISM FOR FACILITATING TRANSFER OF A MARKING PARTICLE IMAGE FROM AN INTERMEDIATE IMAGE TRANSFER MEMBER TO A RECEIVER MEMBER

74240	Eastman Kodak Company	JP	3946237	2006-144325	5/24/2006	4/20/2007	METHOD AND APPARATUS USING AN ENDLESS WEB FOR FACILITATING TRANSFER OF A MARKING PARTICLE IMAGE FROM AN INTERMEDIATE IMAGE TRANSFER MEMBER TO A RECEIVER MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74240	Eastman Kodak Company	US	6075965	08/900,696	7/25/1997	6/13/2000	METHOD AND APPARATUS USING AN ENDLESS WEB FOR FACILITATING TRANSFER OF A MARKING PARTICLE IMAGE FROM AN INTERMEDIATE.IMAGE TRANSFER MEMBER TO A RECEIVER MEMBER

74241	Eastman Kodak Company	US	5710964	08/681,637	7/29/1996	1/20/1998	MECHANISM FOR FACILITATING REMOVAL OF RECEIVER MEMBER FROM AN INTERMEDIATE IMAGE TRANSFER MEMBER

74250	Eastman Kodak Company	DE	69707618.0	97202462.4	8/8/1997	10/24/2001	CYAN AND MAGENTA PIGMENT SET

74250	Eastman Kodak Company	FR	0831132	97202462.4	8/8/1997	10/24/2001	CYAN AND MAGENTA PIGMENT SET

74250	Eastman Kodak Company	GB	0831132	97202462.4	8/8/1997	10/24/2001	CYAN AND MAGENTA PIGMENT SET

74250	Eastman Kodak Company	US	5679139	08/699,955	8/20/1996	10/21/1997	CYAN AND MAGENT PIGMENT SET

74258	Eastman Kodak Company	US	5689492	08/693,033	8/6/1996	11/18/1997	AN ASSEMBLY USED FOR PRECISELY POSITIONING THE COMPONENT PARTS OF A LASER DETECTOR GRATING UNIT (LDGU)

74268	Eastman Kodak Company	US	5999703	08/825,039	6/17/1999	12/7/1999	COMPUTER PROGRAM PRODUCT FOR MODIFYING THE BLACK CHANNEL OF AN OUTPUT DEVICE PROFILE WITHOUT ALTERING ITS COLORIMETRIC ACCURACY

74276	Eastman Kodak Company	US	5708948	08/691,621	8/2/1996	1/13/1998	FUSER BELTS WITH IMPROVED RELEASE AND GLOSS

74301	Eastman Kodak Company	US	5730928	08/701,895	8/23/1996	3/24/1998	METHOD OF MAKING AIR LUBRICATED HYDRODYNAMIC CERAMIC BEARINGS

74304	Eastman Kodak Company	US	5738446	08/701,944	8/23/1996	4/14/1998	AIR LUBRICATED HYDRODYNAMIC CERAMIC BEARINGS

74314	Eastman Kodak Company	US	6060222	08/752,698	11/19/1996	5/9/2000	POSITIVE-WORKING IMAGING COMPOSITION AND ELEMENT AND METHOD FOR FORMING POSITIVE IMAGE WITH A LASER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74337	Eastman Kodak Company	JP	3833788	97/0231441	8/27/1997	7/28/2006	A METHOD OF CALIBRATING AN OPTICAL SENSOR SYSTEM AND AN OPTICAL SENSOR FOR A THERMAL PRINTER

74371	Eastman Kodak Company	US	5923825	08/759,198	12/4/1996	7/13/1999	DATA TRANSMISSION FOR A SPARSE ARRAY PRINTHEAD

74384	Eastman Kodak Company	US	5792725	08/719,046	9/24/1996	8/11/1998	THERMAL DYE TRANSFER MAGNETIC ID CARD

74414	Eastman Kodak Company	US	6138496	08/724,715	9/30/1996	10/31/2000	TRACTION MEASUREMENT APPARATUS AND METHOD

74439	Eastman Kodak Company	US	5789726	08/758,120	11/25/1996	8/4/1998	METHOD AND APPARATUS FOR ENHANCED TRANSACTION CARD COMPRESSION

74441	Eastman Kodak Company	US	5857063	08/825,137	3/27/1997	1/5/1999	MULTICOLORANT PROCESS CONTROL

74482	Eastman Kodak Company	US	5902673	08/812,088	3/4/1997	5/11/1999	WATERPROOF RECEIVER SHEET FOR TONER IMAGES

74485	Eastman Kodak Company	US	5968656	08/846,056	4/25/1997	10/19/1999	ELECTROSTATOGRAPHIC INTERMEDIATE TRANSFER MEMBER HAVING A CERAMER-CONTAINING SURFACE LAYER

74497	Eastman Kodak Company	US	5897985	08/729,472	10/11/1996	4/27/1999	SILICATE DEVELOPING COMPOSITION AND METHOD OF USE TO PROCESS LITHOGRAPHIC PRINTING PLATES

74498	Eastman Kodak Company	US	5851735	08/904,092	7/31/1997	12/22/1998	ALKALINE DEVELOPING COMPOSITION AND METHOD OF USE TO PROCESS LITHOGRAPHIC PRINTING PLATES

74511	Eastman Kodak Company	US	5808725	08/721,147	9/27/1996	9/15/1998	ILLUMINATION CONTROL SYSTEM FOR A FILM SCANNER

74567	Eastman Kodak Company	US	5714288	08/745,673	11/8/1996	2/3/1998	SECTIONED SURFACE COATING TO ENHANCE MICRO-COMPLIANCE

74575	Eastman Kodak Company	US	5900033	08/866,854	5/30/1997	5/4/1999	APPARATUS AND METHOD FOR IMPROVED OPTICAL GLASS GOB PREFORM PRODUCTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74578	Eastman Kodak Company	US	5818975	08/736,840	10/28/1996	10/6/1998	METHOD AND APPARATUS FOR AREA SELECTIVE EXPOSURE ADJUSTMENT

74585	Eastman Kodak Company	US	5706151	08/760,087	12/12/1996	1/6/1998	LOW BIAS CURRENT PAIRED MAGNETORESISTIVE HEAD WITH MISALIGNED ANISOTROPY AXES

74595	Eastman Kodak Company	US	5698018	08/790,131	1/29/1997	12/16/1997	HEAT TRANSFERRING INKJET INK IMAGES

74620	Eastman Kodak Company	US	5867298	08/771,367	12/16/1996	2/2/1999	DUAL FORMAT PRE-OBJECTIVE SCANNER

74624	Eastman Kodak Company	US	6037957	08/909,174	8/11/1997	3/14/2000	INTEGRATED MICROCHANNEL PRINT HEAD FOR ELECTROGRAPHIC PRINTER

74636	Eastman Kodak Company	US	5991065	08/763,174	11/16/1998	11/23/1999	ADDRESSABLE ELECTRO-OPTIC MODULATOR WITH PERIODICALLY POLED DOMAIN REGIONS

74644	Eastman Kodak Company	US	5714301	08/738,508	10/24/1996	2/3/1998	SPACING A DONOR AND A RECEIVER FOR COLOR TRANSFER

74645	Eastman Kodak Company	US	5763136	08/736,104	10/24/1996	6/9/1998	SPACING A DONOR AND A RECEIVER FOR COLOR TRANSFER

74646	Eastman Kodak Company	US	5800960	08/738,951	10/24/1996	9/1/1998	UNIFORM BACKGROUND FOR COLOR TRANSFER

74656	Eastman Kodak Company	US	5783348	08/938,879	9/26/1997	7/21/1998	METHOD OF FUSING TONER

74658	Eastman Kodak Company	US	6323956	08/763,268	12/10/1996	11/27/2001	ADAPTIVE QUANTIZATION OF GRAYSCALE IMAGES

74671	Eastman Kodak Company	US	6079444	09/162,022	9/28/1998	6/27/2000	VALVE SYSTEM

74671	Eastman Kodak Company	US	6149129	09/227,248	1/8/1999	11/21/2000	VALVE SYSTEM

74675	Eastman Kodak Company	US	5795088	08/748,464	11/8/1996	8/18/1998	PLATEN ROLLER SLEEVED WITH HEAT SHRINKING TUBE FORIMPROVED COLOR REGISTRATION IN A PLATEN-DRIVE RESISTIVE THERMAL PRINTER

74676	Eastman Kodak Company	US	6312099	08/784,668	5/31/2000	11/6/2001	PRINTING UNIFORMITY USING PRINTHEAD SEGMENTS IN PAGEWIDTH DIGITAL PRINTERS

74682	Eastman Kodak Company	US	5902769	08/743,657	11/5/1996	5/11/1999	THERMAL IMAGE STABILIZATION BY A REACTIVE PLASTISIZER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74683	Eastman Kodak Company	US	5972089	09/034,676	3/4/1998	10/26/1999	PIGMENTED INKJET INKS CONTAINING PHOSPHATED ESTER DERIVATIVES

74702	Eastman Kodak Company	US	5923475	08/757,889	11/27/1996	7/13/1999	LASER PRINTER USING A FLY’S EYE INTEGRATOR

74703	Eastman Kodak Company	JP	3887094	1998-18639	1/30/1998	12/1/2006	DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

74703	Eastman Kodak Company	US	5763358	08/792,590	1/31/1997	6/9/1998	RELEASE AGENTS FOR DYE-DONOR ELEMENT USED IN THERMAL DYE TRANSFER

74705	Eastman Kodak Company	US	5985509	08/993,089	12/18/1997	11/16/1999	PHOTOGRAPHIC HIGH CONTRAST SILVER HALIDE MATERIAL *PREVIOUSLY RECORDED 10DEC97, REEL/FRAME:8904/0582

74709	Eastman Kodak Company	US	5783301	08/741,416	10/29/1996	7/21/1998	MULTILAYER MAGNETOOPTIC RECORDING MEDIA TERMINAL DISCLAIMER

74716	Eastman Kodak Company	US	5754278	08/753,667	11/27/1996	5/19/1998	IMAGE TRANSFER ILLUMINATION SYSTEM AND METHOD

74810	Eastman Kodak Company	US	6224978	08/879,896	6/20/1997	5/1/2001	TONER FUSER ROLL FOR HIGH GLOSS IMAGING AND PROCESS FOR FORMING SAME

74811	Eastman Kodak Company	US	5948491	08/782,899	1/11/1997	9/7/1999	TONER FUSER MEMBER AND NEW ADHESION PRIMING COMPOSITION INCLUDED THEREIN

74811	Eastman Kodak Company	US	6074574	09/335,236	6/17/1999	6/13/2000	ADHESION PRIMING COMPOSITION FOR TONER FUSER MEMBER

74812	Eastman Kodak Company	US	5778295	08/812,370	3/5/1997	7/7/1998	TONER FUSING BELT AND METHOD OF FORMING SAME

74836	Eastman Kodak Company	JP	3887095	1998-28796	2/10/1998	12/1/2006	ABLATIVE RECORDING ELEMENT

74836	Eastman Kodak Company	US	5759741	08/797,221	2/11/1997	6/2/1998	BARRIER LAYER FOR LASER ABLATIVE IMAGING

74885	Eastman Kodak Company	US	6132944	09/433,256	11/4/1999	10/17/2000	PHOTOGRAPHIC ELEMENT CONTAINING HIGH DYE-YIELD COUPLERS

74896	Eastman Kodak Company	US	5821381	08/792,049	2/3/1997	10/13/1998	PURIFICATION OF CRUDE ESTERS BY SUBLIMATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74928	Eastman Kodak Company	DE	19814075.4	19814075.4	3/30/1998	12/3/2009	A METHOD FOR SCANNING AND DETECTING MULTIPLE PHOTOGRAPHS AND REMOVING EDGE ARTIFACTS

74928	Eastman Kodak Company	JP	3883696	10-125167	3/31/1998	11/24/2006	A METHOD FOR SCANNING AND DETECTING MULTIPLE PHOTOGRAPHS AND REMOVING EDGE ARTIFACTS

74928	Eastman Kodak Company	US	5974199	08/831,272	3/31/1997	10/26/1999	METHOD FOR SCANNING AND DETECTING MULTIPLE PHOTOGRAPHS AND REMOVING EDGE ARTIFACTS

74934	Eastman Kodak Company	US	5897258	08/975,868	11/21/1997	4/27/1999	A PLATEN-DRIVE THERMAL DYE PRINTER WITH CONE SHAPED SCUFF ROLLERS TRANSPORTING THE RECEIVER IN RECIPROCATING DIRECTIONS

74936	Eastman Kodak Company	US	6109732	09/326,351	6/4/1999	8/29/2000	IMAGING APPARATUS AND METHOD ADAPTED TO CONTROL INK DROPLET VOLUME AND VOID FORMATION

74948	Eastman Kodak Company	US	5682586	08/767,356	12/18/1996	10/28/1997	IMPROVED MAGNETIC BRUSH DEVELOPMENT ROLLER FOR AN ELECTROGRAPHIC PRINTER

74969	Eastman Kodak Company	US	5742401	08/769,336	12/19/1996	4/21/1998	LASER-EXPOSED THERMAL RECORDING ELEMENT

75002	Eastman Kodak Company	US	6046848	08/771,189	11/3/1998	4/4/2000	INTEGRAL IMAGE DISPLAY

75012	Eastman Kodak Company	US	5809216	08/775,789	12/31/1996	9/15/1998	METHOD AND APPARATUS FOR MULTIPLE ADDRESS RECORDING WITH BRIGHTNESS AND EXPOSURE TIME CONTROL

75031	Eastman Kodak Company	US	6070799	08/902,473	7/29/1997	6/6/2000	COPY PROTECTION FOR A RECORDABLE MEDIUM AND FOR CONTROLLING A RECORDER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
75050	Eastman Kodak Company	US	6018381	08/794,220	1/30/1997	1/25/2000	METHOD FOR CALIBRATING A PHOTOFINISHING SYSTEM ANDCOMPONENTS FOR USE IN SUCH A METHOD *ALSO RECORDED, SEE FN*

75066	Eastman Kodak Company	US	6241333	08/783,256	8/23/1999	6/5/2001	INK JET PRINTHEAD FOR MULTI-LEVEL PRINTING

75067	Eastman Kodak Company	US	5961113	08/869,541	6/5/1997	10/5/1999	SHEET FEEDING APPARATUS AND METHOD FOR RELIABLY FEEDING SHEETS FROM A COLUMN OF SHEETS

75070	Eastman Kodak Company	US	5743664	08/795,265	2/10/1997	4/28/1998	THERMAL COLOR PRINTER ADAPTED TO DETECT END OF DYE DONOR WEB BY USE OF LIGHT BEAMS

75076	Eastman Kodak Company	US	5946452	08/799,954	2/14/1997	8/31/1999	PARTIALLY CORRELATED MINIMUM VISIBILITY HALFTONE PATTERNS FOR DIGITAL PRINTERS

75078	Eastman Kodak Company	US	RE38212	09/900,568	7/6/2001	8/12/2003	SHEET FEEDING DEVICE

75105	Eastman Kodak Company	US	6034713	08/861,119	5/21/1997	3/7/2000	AN IMAGE PROCESSOR HAVING MAGNETICALLY ATTACHED PRINT HEAD

75112	Eastman Kodak Company	US	5817805	08/804,197	2/21/1997	10/6/1998	SYNTHESIS OF BIS(PHTHALOCYANYLALUMINO)TETR APHENYLDISILOXANES

75128	Eastman Kodak Company	US	5966394	08/866,437	5/30/1997	10/12/1999	LASER DIODE CONTROLLER

75141	Eastman Kodak Company	US	5712410	08/811,085	3/3/1997	1/27/1998	GAS PHASE CRYSTALLIZATION OF DIMETHYL TEREPHTHALATE

75167	Eastman Kodak Company	DE		19817591.4	4/20/1998		PRINTER

75167	Eastman Kodak Company	US	6031561	09/025,273	2/18/1998	2/29/2000	A PRINTER SYSTEM

75169	Eastman Kodak Company	US	5965242	08/803,048	2/19/1997	10/12/1999	GLOW-IN-THE-DARK MEDIUM AND METHOD OF MAKING

75169	Eastman Kodak Company	US	6071855	09/396,243	9/15/1999	6/6/2000	GLOW-IN-THE-DARK MEDIUM AND METHOD OF MAKING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
75174	Eastman Kodak Company	US	5984539	08/965,560	11/6/1997	11/16/1999	METHOD AND APPARATUS OF
							APPLYING A SOLUTION OF A
							PREDETERMINED VISCOSITY TO
							PHOTOSENSITIVE MATERIAL TO
							FORM A PROTECTIVE COATING
							THEREON

75182	Eastman Kodak Company	US	5725910	08/795,987	2/5/1997	3/10/1998	EDGE REMOVAL APPARATUS FOR
							CURTAIN COATING

75183	Eastman Kodak Company	US	5763013	08/795,097	2/5/1997	6/9/1998	EDGE REMOVAL APPARATUS
							INCLUDING AIR-FLOW
							BLOCKINGMEANS FOR CURTAIN
							COATING

75184	Eastman Kodak Company	US	5919850	08/815,525	3/12/1997	7/6/1999	UV ABSORBING POLYMER PARTICLE
							FOR USE IN IMAGING ELEMENTS

75184	Eastman Kodak Company	US	6030699	09/255,166	2/22/1999	2/29/2000	UV ABSORBING POLYMER PARTICLE
							FOR USE IN IMAGING ELEMENTS

75197	Eastman Kodak Company	US	5849472	08/816,650	3/13/1997	12/15/1998	IMAGING ELEMENT COMPRISING AN
							IMPROVED ELECTRICALLY-
							CONDUCTIVE LAYER

75247	Eastman Kodak Company	US	5929190	09/022,082	2/11/1998	7/27/1999	(2-CYANOACETAMIDO) REACTIVE
							POLYURETHANES

75274	Eastman Kodak Company	US	5730929	08/812,810	3/6/1997	3/24/1998	LOW PRESSURE INJECTION MOLDING OF FINE PARTICULATECERAMICS AND ITS COMPOSITES AT ROOM TEMPERATURE

75279	Eastman Kodak Company	DE	69804884.9	98200204.0	1/26/1998	4/17/2002	SUBBING LAYER FOR DYE-
							RECEIVING ELEMENT FOR THERMAL
							DYE TRANSFER

75279	Eastman Kodak Company	GB	0857582	98200204.0	1/26/1998	4/17/2002	SUBBING LAYER FOR DYE-
							RECEIVING ELEMENT FOR THERMAL
							DYE TRANSFER

75279	Eastman Kodak Company	US	5858916	08/798,418	2/7/1997	1/12/1999	SUBBING LAYER FOR DYE-
							RECEIVING ELEMENT FOR THERMAL
							DYE TRANSFER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
75289	Eastman Kodak Company	US	5874191	08/873,648	6/12/1997	2/23/1999	AUXILIARY LAYERS FOR IMAGING
							ELEMENTS APPLIED FROM
							AQUEOUS COATING COMPOSITIONS
							CONTAINING FLUORO-POLYMER
							LATEX

75290	Eastman Kodak Company	US	5866285	08/873,609	6/12/1997	2/2/1999	AUXILIARY LAYER FOR IMAGING
							ELEMENTS CONTAINING SOLVENT-
							SOLUBLE FLUOROPOLYMER

75297	Eastman Kodak Company	US	5861977	08/806,303	2/26/1997	1/19/1999	DUAL FORMAT DUAL RESOLUTION
							SCANNER WITH OFF-AXIS BEAMS

75305	Eastman Kodak Company	US	6250546	08/803,047	2/19/1997	6/26/2001	COMBINED STORAGE DISPLAY AND
							ORDERING MERCHANDISING UNIT

75338	Eastman Kodak Company	US	6191872	08/979,890	11/26/1997	2/20/2001	ILLUMINATOR WITH LIGHT SOURCE
							ARRAYS

75373	Eastman Kodak Company	US	6072515	08/840,092	4/11/1997	6/6/2000	IMAGE MARKING DEVICE ADAPTED
							TO REDUCE AN EXTERIOR
							ENVELOPE THEREOF

75380	Eastman Kodak Company	US	5723393	08/812,809	3/6/1997	3/3/1998	ZIRCONIA CERAMIC ARTICLE

75381	Eastman Kodak Company	US	5726110	08/812,813	3/6/1997	3/10/1998	ZIRCONIA-ALUMINA CERAMIC
							ARTICLE

75395	Eastman Kodak Company	US	5705322	08/723,176	9/30/1996	1/6/1998	METHOD OF PROVIDING AN IMAGE
							USING A NEGATIVE WORKING
							INFRARED SENSITIVE
							PHOTOSENSITIVE ELEMENT

75443	Eastman Kodak Company	US	5800973	08/847,634	4/28/1997	9/1/1998	BACKING LAYERS FOR IMAGING
							ELEMENTS CONTAINING HARD
							FILLER PARTICLES AND
							CROSSLINKED, ELASTOMERICMATTE
							BEADS

75445	Eastman Kodak Company	US	6089692	08/907,610	8/8/1997	7/18/2000	INK JET PRINTING WITH GRAY
							SCALE

75472	Eastman Kodak Company	US	6091479	08/857,110	5/15/1997	7/18/2000	SYSTEM FOR ALIGNING LENTICULAR
							IMAGES USING LINE SETS WITH
							DIFFERENT LINE COLORS

75519	Eastman Kodak Company	US	5893666	08/992,060	12/17/1997	4/13/1999	COOLING AND REUSING THE HEAT
							TO PREHEAT THE FUSING WEB IN A
							BELT FUSER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
75520	Eastman Kodak Company	US	5890032	08/992,057	12/17/1997	3/30/1999	BELT FUSING ACCESSORY WITH SELECTABLE FUSED IMAGE GLOSS

75522	Eastman Kodak Company	JP	4086389	10-352558	12/11/1998	2/29/2008	MECHANISM FOR TRACKING THE BELT OF A BELT FUSER

75522	Eastman Kodak Company	US	5895153	08/992,056	12/17/1997	4/20/1999	MECHANISM FOR TRACKING THE BELT OF A BELT FUSER

75524	Eastman Kodak Company	US	6026274	08/992,059	12/17/1997	2/15/2000	A COLLAPSIBLE READILY REPLACEABLE BELT FUSER ASSEMBLY

75525	Eastman Kodak Company	US	5897249	08/992,643	12/17/1997	4/27/1999	BELT FUSER APPARATUS FOR PREVENTING LINE ART TYPE MARKING PARTICLE OFFSET

75527	Eastman Kodak Company	US	5948728	08/839,332	4/17/1997	9/7/1999	KIT AND METHOD FOR PRODUCING IMAGES ON A MUG

75560	Eastman Kodak Company	US	5920742	08/995,959	12/22/1997	7/6/1999	NOZZLE ASSEMBLY AND A PROCESSING TANK AND METHOD FOR PROCESSING PHOTOSENSITIVE MATERIAL USING SAID NOZZLE ASSEMBLY

75567	Eastman Kodak Company	US	6036808	08/904,108	7/31/1997	3/14/2000	LOW HEAT TRANSFER MATERIAL

75587	Eastman Kodak Company	US	5993750	08/835,979	4/11/1997	11/30/1999	INTEGRATED CERAMIC MICRO-CHEMICAL PLANT

75602	Eastman Kodak Company	US	5966369	08/839,003	4/23/1997	10/12/1999	REDUCING CORRUGATIONS IN OPTICAL RECORDING DISCS

75635	Eastman Kodak Company	US	5963536	08/962,940	10/28/1997	10/5/1999	COPY COUNT PROTECTION STRUCTURE FOR OPTICAL RECORDING MEDIUM AND METHOD FOR SAME

75693	Eastman Kodak Company	US	6529641	09/429,968	10/29/1999	3/4/2003	A METHOD FOR DESKEWING A SCANNED TEXT IMAGE

75695	Eastman Kodak Company	US	5962210	09/005,861	1/12/1998	10/5/1999	COLOR PAPER WITH IMPROVED WET ABRASION SENSITIVITY

75740	Eastman Kodak Company	US	6001516	08/873,959	6/12/1997	12/14/1999	COPY RESTRICTIVE COLOR- NEGATIVE PHOTOGRAPHIC PRINTMEDIA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
75760	Eastman Kodak Company	US	5786298	08/848,115	4/28/1997	7/28/1998	BACKING LAYERS FOR IMAGING ELEMENTS CONTAINING CROSSLINKED ELASTOMERIC MATTE BEADS

75772	Eastman Kodak Company	US	5853470	08/847,858	4/28/1997	12/29/1998	PIGMENTED INK JET INKS CONTAINING ALDEHYDES

75796	Eastman Kodak Company	US	5976776	08/980,728	12/1/1997	11/2/1999	ANTISTATIC COMPOSITIONS FOR IMAGING ELEMENTS

75801	Eastman Kodak Company	US	5804360	08/854,572	5/12/1997	9/8/1998	IMAGING ELEMENT AND AQUEOUS COATING COMPOSITIONS CONTAINING POLYURETHANE/VINYL POLYMER DISPERSIONS

75844	Eastman Kodak Company	FR	DE97004097	DE97004097	7/10/1997	11/28/1997	CAMERA WITH WATER-RESISTANT HOUSING

75898	Eastman Kodak Company	DE		19838294.4	8/24/1998		DIGITAL SYNCHRONIZATION OF MULTIPLE ASYNCHRONOUS DATA SOURCES

75898	Eastman Kodak Company	US	6115377	08/915,812	8/21/1997	9/5/2000	DIGITAL SYNCHRONIZATION OF MULTIPLE ASYNCHRONOUS DATA SOURCES

75899	Eastman Kodak Company	US	6075622	08/950,152	10/14/1997	6/13/2000	A DUPLEX DOCUMENT SCANNER FOR PROCESSING MULTIPLEXED IMAGES WITH A SINGLE DATA PATH

75918	Eastman Kodak Company	US	5811221	08/865,795	5/30/1997	9/22/1998	ALKALINE DEVELOPING COMPOSITION AND METHOD OF USE TO PROCESS LITHOGRAPHIC PRINTING PLATES

75940	Eastman Kodak Company	US	6485897	09/862,923	5/22/2001	11/26/2002	SPECTRAL SENSITIZED SILVER HALIDE ELEMENT FOR ELECTRONIC FILMWRITER DEVICE

75957	Eastman Kodak Company	US	6094210	08/865,792	5/30/1997	7/25/2000	METHOD AND APPARATUS FOR FOCUSING

75974	Eastman Kodak Company	US	6128131	08/970,131	11/13/1997	10/3/2000	SCALEABLE TILED FLAT-PANEL PROJECTION COLOR DISPLAY

75983	Eastman Kodak Company	US	5902711	08/881,952	6/25/1997	5/11/1999	METHOD TO MEDIA MILL PARTICLES USING CROSSLINKED POLYMER MEDIA AND ORGANIC SOLVENT

75993	Eastman Kodak Company	US	5933228	08/866,880	5/30/1997	8/3/1999	INTEGRAL IMAGING LENS SHEETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76032	Eastman Kodak Company	US	5828495	08/904,089	7/31/1997	10/27/1998	LENTICULAR IMAGE DISPLAYS WITH EXTENDED DEPTH

76035	Eastman Kodak Company	US	6002417	09/010,802	1/23/1998	12/14/1999	METHOD AND APPARATUS FOR DYNAMICALLY SIZING AND OPERATING ENABLE GROUPS OF THERMAL ELEMENTS IN A PRINTER

76043	Eastman Kodak Company	US	5964133	08/883,058	6/26/1997	10/12/1999	METHOD OF PRECISION FINISHING A VACUUM IMAGING DRUM

76086	Eastman Kodak Company	US	6106089	08/958,274	10/27/1997	8/22/2000	MAGNETIC SENSOR FOR INK DETECTION

76087	Eastman Kodak Company	US	6091433	08/872,909	6/11/1997	7/18/2000	CONTACT MICROFLUIDIC PRINTING APPARATUS

76105	Eastman Kodak Company	US	5961932	08/879,345	6/20/1997	10/5/1999	REACTION CHAMBER FOR AN INTEGRATED MICRO-CERAMIC CHEMICAL PLANT

76131	Eastman Kodak Company	US	5771810	08/882,620	6/25/1997	6/30/1998	CONTINUOUS TONE MICROFLUIDIC DISPLAY AND PRINTING

76135	Eastman Kodak Company	US	6065825	08/969,299	11/13/1997	5/23/2000	A PRINTER HAVING MECHANICALLY-ASSISTED INK DROPLET SEPARATION AND METHOD OF USING SAME

76137	Eastman Kodak Company	US	6078344	08/927,782	9/11/1997	6/20/2000	IMPROVED RESISTIVE THERMAL PRINTING APPARATUS AND METHOD HAVING A NON-CONTACT HEATER

76146	Eastman Kodak Company	US	5994051	09/118,536	7/17/1998	11/30/1999	SILVER HALIDE LIGHT SENSITIVE EMULSION LAYER HAVING ENHANCED PHOTOGRAPHIC SENSITIVITY

76150	Eastman Kodak Company	US	5835832	08/883,459	6/26/1997	11/10/1998	OPTIMAL TONER CHARGE FOR USE WITH A COMPLIANT TRANSFER INTERMEDIATE

76153	Eastman Kodak Company	US	6177953	08/882,903	6/26/1997	1/23/2001	INTEGRAL IMAGES WITH TRANSITIONS

76162	Eastman Kodak Company	US	6106172	09/028,609	1/18/2000	8/22/2000	METHOD AND PRINTER UTILIZING A SINGLE MICROPROCESSOR TO MODULATE A PRINTHEAD AND IMPLEMENT PRINTING FUNCTIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76182	Eastman Kodak Company	US	6260509	09/198,974	11/24/1998	7/17/2001	TEXTURED PHOTOGRAPHIC PRINTS RESISTANT TO HANDLING HAZZARDS

76183	Eastman Kodak Company	US	5956543	09/197,301	11/20/1998	9/21/1999	FUSING APPARATUS PROVIDING TUNING OF IMAGE GLOSS TO MATCH GLOSS OF RECEIVER MEMBER

76188	Eastman Kodak Company	US	6016157	08/909,985	8/12/1997	1/18/2000	PRINTER USING MULLTIPLE LIGHT SOURCES AND MONOCHROME LCD

76196	Eastman Kodak Company	US	6009301	08/905,793	7/28/1997	12/28/1999	CONDUCTIVE CLEANING BRUSH AND METHOD OF CLEANING

76197	Eastman Kodak Company	US	5937254	08/901,513	7/28/1997	8/10/1999	METHOD AND APPARATUS FOR CLEANING REMNANT TONER AND CARRIER PARTICLES

76209	Eastman Kodak Company	US	5858919	08/893,801	7/11/1997	1/12/1999	PROCESS FOR MAKING DYE-RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

76210	Eastman Kodak Company	DE	69804058.9	98202161.0	6/27/1998	3/6/2002	PROCESS FOR APPLYING PROTECTIVE OVERCOAT ON PRINTED MEDIA

76210	Eastman Kodak Company	GB	0890449	98202161.0	6/27/1998	3/6/2002	PROCESS FOR APPLYING PROTECTIVE OVERCOAT ON PRINTED MEDIA

76210	Eastman Kodak Company	US	5847738	08/893,800	7/11/1997	12/8/1998	PROCESS FOR APPLYING PROTECTIVE OVERCOAT ON PRINTED MEDIA

76226	Eastman Kodak Company	US	6044179	08/978,568	11/26/1997	3/28/2000	DOCUMENT IMAGE THRESHOLDING USING FOREGROUND AND BACKGROUND CLUSTERING

76239	Eastman Kodak Company	US	6054260	09/118,714	7/17/1998	4/25/2000	SILVER HALIDE LIGHT SENSITIVE EMULSION LAYER HAVING ENHANCED PHOTOGRAPHIC SENSITIVITY

76247	Eastman Kodak Company	US	6011857	08/908,682	8/7/1997	1/4/2000	DETECTING COPY RESTRICTIVE DOCUMENTS

76254	Eastman Kodak Company	US	5955250	08/991,288	12/16/1997	9/21/1999	ELECTRICALLY-CONDUCTIVE OVERCOAT LAYER FOR PHOTOGRAPHIC ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76255	Eastman Kodak Company	US	5888712	08/991,493	12/16/1997	3/30/1999	ELECTRICALLY-CONDUCTIVE OVERCOAT FOR PHOTOGRAPHIC ELEMENTS

76264	Eastman Kodak Company	US	6036927	08/898,097	7/22/1997	3/14/2000	MICRO-CERAMIC CHEMICAL PLANT HAVING CATALYTIC REACTION CHAMBER

76268	Eastman Kodak Company	JP	4015296	10-245238	8/31/1998	9/21/2007	CYAN DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

76268	Eastman Kodak Company	US	5866510	08/920,972	8/29/1997	2/2/1999	CYAN DYE MIXTURES FOR THERMAL COLOR PROOFING

76284	Eastman Kodak Company	US	6352328	08/899,574	7/24/1997	3/5/2002	DIGITAL INK JET PRINTING APPARATUS AND METHOD

76288	Eastman Kodak Company	US	5975672	08/899,616	7/24/1997	11/2/1999	INK JET PRINTING APPARATUS AND METHOD ACCOMMODATING PRINTING MODE CONTROL

76335	Eastman Kodak Company	US	6064505	09/192,971	11/16/1998	5/16/2000	A METHOD AND APPARATUS FOR MOVABLY SUPPORTING A REFLECTING MEMBER OF A FOCUSING APPARATUS

76336	Eastman Kodak Company	US	6064528	09/197,302	11/20/1998	5/16/2000	MULTIPLE LASER ARAY SOURCES COMBINED FOR USE IN A LASER PRINTER

76345	Eastman Kodak Company	US	6023059	09/006,708	1/14/1998	2/8/2000	A DUAL FORMAT PRE-OBJECTIVE SCANNER

76348	Eastman Kodak Company	US	6014162	08/914,078	8/18/1997	1/11/2000	VACUUM IMAGING DRUM WITH MEDIA CONTOURS

76358	Eastman Kodak Company	US	6114078	08/998,358	12/24/1997	9/5/2000	IMAGING ELEMENT WITH BIAXIALLY ORIENTED FACE SIDE WITH NON GLOSSY SURFACE

76376	Eastman Kodak Company	US	6498615	08/918,474	8/26/1997	12/24/2002	INK PRINTING WITH VARIABLE DROP VOLUME SEPARATION

76382	Eastman Kodak Company	US	5955239	08/998,160	12/24/1997	9/21/1999	STRIPPABLE BIAXIALLY ORIENTED BASE FOR IMAGING ELEMENT

76419	Eastman Kodak Company	US	6486901	08/919,559	8/29/1997	11/26/2002	MICROFLUIDIC PRINTING WITH GEL-FORMING INKS

76422	Eastman Kodak Company	US	6037960	09/052,185	3/31/1998	3/14/2000	DIRECT WRITE PLATES ON A THERMAL DYE TRANSFER APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76428	Eastman Kodak Company	US	5974922	09/064,403	4/22/1998	11/2/1999	HIGH RAKE KNIVES FOR COLOR PAPER SLITTING

76435	Eastman Kodak Company	DE	69838899.2	98203451.4	10/16/1998	12/26/2007	METHODS AND APPARATUS FOR VISUALLY IDENTIFYING AN AREA ON A PHOTOGRAPH OR IMAGE WHERE DIGITAL DATA IS STORED

76435	Eastman Kodak Company	FR	0913989	98203451.4	10/16/1998	12/26/2007	METHODS AND APPARATUS FOR VISUALLY IDENTIFYING AN AREA ON A PHOTOGRAPH OR IMAGE WHERE DIGITAL DATA IS STORED

76435	Eastman Kodak Company	GB	0913989	98203451.4	10/16/1998	12/26/2007	METHODS AND APPARATUS FOR VISUALLY IDENTIFYING AN AREA ON A PHOTOGRAPH OR IMAGE WHERE DIGITAL DATA IS STORED

76435	Eastman Kodak Company	US	5996893	08/959,041	10/28/1997	12/7/1999	METHODS AND APPARATUS FOR VISUALLY IDENTIFYING AN AREA ON A PHOTOGRAPH OR IMAGE WHERE DIGITAL DATA IS STORED

76436	Eastman Kodak Company	US	6094279	08/959,036	10/28/1997	7/25/2000	SYSTEM AND PROCESS FOR NON-PERCEPTIBLY INTEGRATINGSOUND DATA INTO A PRINTED IMAGE

76451	Eastman Kodak Company	US	5940926	08/914,711	8/19/1997	8/24/1999	MULTIPLE PORT EVACUATION APPARATUS HAVING INDEPENDENT VACUUM LEVEL CONTROL

76454	Eastman Kodak Company	US	6056431	08/924,687	9/5/1997	5/2/2000	MODIFIED PASSIVE LIQUEFIER BATCH TRANSITION PROCESS

76497	Eastman Kodak Company	US	5966559	08/935,425	9/23/1997	10/12/1999	METHOD AND APPARATUS FOR SENSING AND ACCOMMODATING DIFFERENT THICKNESS PAPER STOCKS IN AN ELECTROSTATOGRAPHIC MACHINE

76511	Eastman Kodak Company	US	6069205	08/943,925	10/3/1997	5/30/2000	NOVEL BLOCK COPOLYMERS

76532	Eastman Kodak Company	US	5976630	08/939,617	9/29/1997	11/2/1999	METHOD AND APPARATUS FOR CURTAIN COATING

76553	Eastman Kodak Company	DE	60119207.9	01201152.4	3/28/2001	5/3/2006	CONTINUOUS INK JET PRINTER WITH ASYMMETRIC HEATING DROP DEFLECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76553	Eastman Kodak Company	DE	69835409.5	98203375.5	10/7/1998	8/2/2006	CONTINUOUS INK JET PRINTER WITH ASYMMETRIC HEATING DROP DEFLECTION

76553	Eastman Kodak Company	JP	4128673	10-294259	10/15/1998	5/23/2008	CONTINUOUS INK JET PRINTER WITH ASYMMETRIC HEATING DROP DEFLECTION

76553	Eastman Kodak Company	US	6079821	08/954,317	10/17/1997	6/27/2000	CONTINUOUS INK JET PRINTER WITH ASYMMETRIC HEATING DROP DEFLECTION

76553	Eastman Kodak Company	US	6254225	09/544,688	4/7/2000	7/3/2001	CONTINUOUS INK JET PRINTER WITH ASYMMETRIC HEATING DROP DEFLECTION

76554	Eastman Kodak Company	DE	69812030.2	98203359.9	10/5/1998	3/12/2003	CONTINUOUS INK JET PRINTER WITH VARIABLE CONTACT DROP DEFLECTION

76554	Eastman Kodak Company	JP	4130715	10-324349	10/9/1998	5/30/2008	CONTINUOUS INK JET PRINTER WITH VARIABLE CONTACT DROP DEFLECTION

76554	Eastman Kodak Company	US	6012805	08/953,525	10/17/1997	1/11/2000	CONTINUOUS INK JET PRINTER WITH VARIABLE CONTACT DROP DEFLECTION

76555	Eastman Kodak Company	US	5963235	08/954,681	10/17/1997	10/5/1999	CONTINUOUS INK JET PRINTER WITH MICROMECHANICAL ACTUATOR DROP DEFLECTION

76556	Eastman Kodak Company	US	5824461	08/932,014	9/17/1997	10/20/1998	FLUOROPOLYETHER CONTAINING AQUEOUS COATING COMPOSITIONS FOR AN IMAGING ELEMENT

76558	Eastman Kodak Company	US	6509917	08/953,610	10/17/1997	1/21/2003	CONTINUOUS INK JET PRINTER WITH BINARY ELECTROSTATIC DEFLECTION

76561	Eastman Kodak Company	US	6140029	09/410,254	9/30/1999	10/31/2000	COLOR PHOTOGRAPHIC ELEMENT CONTAINING ELEMENTAL SILVER AND NITROGEN HETEROCYCLE IN A NON-LIGHT SENSITIVE LAYER

76566	Eastman Kodak Company	US	6094206	08/936,075	9/23/1997	7/25/2000	TRANSFERRING OF COLOR SEGMENTS

76571	Eastman Kodak Company	US	6247650	09/217,036	12/21/1998	6/19/2001	INTEGRAL IMAGE ELEMENT WITH DISPLAY CONTROL PARAMETERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76573	Eastman Kodak Company	US	6102513	08/928,003	9/11/1997	8/15/2000	INK JET PRINTING APPARATUS AND MEHTOD USING TIMING CONTROL OF ELECTRONIC WAVEFORMS FOR VARIABLE GRAY SCALE PRINTING WITHOUT ARTIFACTS

76582	Eastman Kodak Company	US	5925178	09/126,866	7/31/1998	7/20/1999	PIGMENTED INKJET INKS CONTAINING ALUMINUM STABILIZED COLLOIDAL SILICA

76585	Eastman Kodak Company	US	7224377	09/358,811	7/22/1999	5/29/2007	THERMAL PRINT HEAD MODULATION USING ADDITIVE COMPLEMENTS

76608	Eastman Kodak Company	US	5981126	08/940,860	9/29/1997	11/9/1999	CLAY CONTAINING ELECTRICALLY-CONDUCTIVE LAYER FOR IMAGING ELEMENTS

76621	Eastman Kodak Company	US	6051628	09/145,728	9/2/1998	4/18/2000	WATER-RESISTANT INK JET INK

76625	Eastman Kodak Company	US	5891827	08/979,512	11/26/1997	4/6/1999	BACKING LAYER FOR RECEIVER USED IN THERMAL DYE TRANSFER

76635	Eastman Kodak Company	US	6147779	09/007,004	1/14/1998	11/14/2000	DIGITAL AUTOMATED ROLL CARRIER FILM SCAN MECHANISM

76649	Eastman Kodak Company	US	6097416	08/966,513	11/10/1997	8/1/2000	METHOD FOR REDUCING DONOR UTILIZATION FOR RADIATION-INDUCED COLORANT TRANSFER

76670	Eastman Kodak Company	US	6334676	09/065,283	6/6/2001	1/1/2002	USING COLORANT PRECURSORS AND REACTANTS IN MICROFLUIDIC PRINTING

76672	Eastman Kodak Company	US	6109746	09/084,665	5/26/1998	8/29/2000	DELIVERING MIXED INKS TO AN INTERMEDIATE TRANSFER ROLLER.

76699	Eastman Kodak Company	US	5995132	08/961,057	10/30/1997	11/30/1999	METHOD FOR PRINTING INTERDIGITATED IMAGES

76710	Eastman Kodak Company	US	5876910	08/954,373	10/20/1997	3/2/1999	AQUEOUS COATING COMPOSITIONS FOR SURFACE PROTECTIVE LAYERS FOR IMAGING ELEMENTS

76710	Eastman Kodak Company	US	6060541	09/136,217	8/19/1998	5/9/2000	AQUEOUS COATING COMPOSITIONS FOR SURFACE PROTECTIVE LAYERS FOR IMAGING ELEMENTS

76724	Eastman Kodak Company	US	6163406	09/195,946	11/19/1998	12/19/2000	LENTICULAR IMAGE BEARING MEMBER WITH VARIABLE LINE SPACING TO IMPROVE IMAGE QUALITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76730	Eastman Kodak Company	US	6001770	08/976,772	11/24/1997	12/14/1999	SLIPPING LAYER FOR DYE-DONOR ELEMENT USED IN THERMAL DYE TRANSFER

76771	Eastman Kodak Company	US	5945270	08/965,507	11/6/1997	8/31/1999	PHOTOGRAPHIC ELEMENT CONTAINING WATER SOLUBLE BIS AU(I) COMPLEXES

76782	Eastman Kodak Company	US	5965092	08/951,181	10/15/1997	10/12/1999	INTEGRATED MICRO-CERAMIC CHEMICAL PLANT WITH INSERTABLE MICRO-FILTERS

76783	Eastman Kodak Company	US	5976472	08/951,180	10/15/1997	11/2/1999	INTEGRATED MICRO-CERAMIC CHEMICAL PLANT WITH INSERTABLE CATALYTIC REACTION CHAMBERS

76784	Eastman Kodak Company	US	5961930	08/951,179	10/15/1997	10/5/1999	INTEGRATED MICRO-CERAMIC CHEMICAL PLANT WITH INSERTABLE REACTION CHAMBERS AND MICRO-FILTERS

76788	Eastman Kodak Company	US	6164757	08/961,058	10/30/1997	12/26/2000	APPARATUS FOR PRINTING PROOF IMAGE AND PRODUCING LITHOGRAPHIC PLATE

76803	Eastman Kodak Company	JP	1063527	98/0009461	4/2/1998	2/18/2000	CAMERA

76803	Eastman Kodak Company	US	D408836	29/085,514	3/25/1998	4/27/1999	FRONT COVER OF A CAMERA

76803	Eastman Kodak Company	US	D408430	29/085,795	3/25/1998	4/20/1999	REAR COVER OF A CAMERA

76804	Eastman Kodak Company	JP	1063527	98/0009459	4/2/1998	2/18/2000	FLASH CAMERA

76806	Eastman Kodak Company	US	5930857	09/018,766	2/5/1998	8/3/1999	APPARATUS FOR CLEANING A SURFACE OF A MOVING WEB

76807	Eastman Kodak Company	US	5966154	08/954,316	10/17/1997	10/12/1999	GRAPHIC ARTS PRINTING PLATE PRODUCTION BY A CONTINUOUS JET DROP PRINTING WITH ASYMMETRIC HEATING DROP DEFLECTION

76863	Eastman Kodak Company	US	6046822	09/004,791	1/9/1998	4/4/2000	INK JET PRINTING APPARATUS AND METHOD FOR IMPROVED ACCURACY OF INK DROPLET PLACEMENT

76864	Eastman Kodak Company	US	6636332	09/019,506	2/5/1998	10/21/2003	SYSTEM FOR REPRODUCING IMAGES AND METHOD THEREOF

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
76870	Eastman Kodak Company	US	6103351	09/050,722	3/30/1998	8/15/2000	TIME AND TEMPERATURE INTEGRATING INDICATOR DEVICE

76873	Eastman Kodak Company	GB	2332518	9826340.3	12/2/1998	12/5/2001	GAUGE TYPE TIME AND TEMPERATURE INTEGRATING INDICATOR DEVICE

76873	Eastman Kodak Company	US	6113857	08/987,559	12/9/1997	9/5/2000	GAUGE TYPE TIME AND TEMPERATURE INTEGRATING INDICATOR DEVICE

76911	Eastman Kodak Company	US	6619860	08/971,097	11/14/1997	9/16/2003	PHOTOBOOTH FOR PRODUCING DIGITALLY PROCESSED IMAGES

76913	Eastman Kodak Company	US	D408837	29/079,558	11/14/1997	4/27/1999	FILM SCANNER

76930	Eastman Kodak Company	US	6167152	09/005,082	1/9/1998	12/26/2000	A METHOD AND COMPUTER PROGRAM PRODUCT FOR REMOVING MICRODOTS FROM PHOTOGRAPHIC IMAGES

76932	Eastman Kodak Company	US	6037955	08/970,551	11/14/1997	3/14/2000	MICROFLUIDIC IMAGE DISPLAY

76938	Eastman Kodak Company	US	6079806	08/972,114	11/17/1997	6/27/2000	APPARATUS FOR PRODUCING HALFTONE IMAGES SUITABLE FOR LITHOGRAPHIC PRINTING PLATE

76951	Eastman Kodak Company	US	6148173	09/031,246	2/26/1998	11/14/2000	SYSTEM FOR INITIALIZATION OF AN IMAGE HOLDER THAT STORES IMAGES WITH ASSOCIATED AUDIO SEGMENTS

76975	Eastman Kodak Company	US	5949466	09/071,084	5/1/1998	9/7/1999	EXPOSING IMAGESETTER RECORDING FILM TO A DYE COLLECTION SHEET ON A THERMAL DYE TRANSFER APPARATUS

76978	Eastman Kodak Company	US	5927206	08/995,311	12/22/1997	7/27/1999	FERROELECTRIC IMAGING MEMBER AND METHODS OF USE

77018	Eastman Kodak Company	US	5926679	08/986,762	12/8/1997	7/20/1999	METHOD AND APPARATUS FOR FORMING AN IMAGE FOR TRANSFER TO A RECEIVER SHEET USING A CLEAR TONER AND SINTERING OF A PIGMENTED TONER LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77020	Eastman Kodak Company	US	5970873	09/067,247	4/27/1998	10/26/1999	IMAGING AND PRINTING METHODS TO FORM IMAGING MEMBER BY FORMATION OF INSOLUBLE CROSSLINED POLYMERIC SOL-GEL MATRIX

77031	Eastman Kodak Company	US	6084626	09/069,344	4/29/1998	7/4/2000	GRATING MODULATOR ARRAY

77051	Eastman Kodak Company	US	D411848	29/086,207	4/8/1998	7/6/1999	ELECTRONIC CAMERA

77053	Eastman Kodak Company	US	6007887	08/991,028	12/15/1997	12/28/1999	IMPROVED PERFORMANCE RECORDING MEDIA FOR RECORDABLE ELEMENT USING SILVER REFLECTOR

77061	Eastman Kodak Company	US	6066425	09/222,639	12/30/1998	5/23/2000	ELECTROPHOTOGRAPHIC CHARGE GENERATING ELEMENT CONTAINING PRIMER LAYER

77064	Eastman Kodak Company	US	6277476	09/127,000	7/31/1998	8/21/2001	MATCHED INK/RECEIVER SET CONTAINING COLLOIDAL INORGANIC PARTICLES

77065	Eastman Kodak Company	DE	69912214.7	99202692.2	8/19/1999	10/22/2003	INKS CONTAINING HEAT FUSIBLE PARTICLES AND METHOD FOR USE

77065	Eastman Kodak Company	FR	0984046	99202692.2	8/19/1999	10/22/2003	INKS CONTAINING HEAT FUSIBLE PARTICLES AND METHOD FOR USE

77065	Eastman Kodak Company	GB	0984046	99202692.2	8/19/1999	10/22/2003	INKS CONTAINING HEAT FUSIBLE PARTICLES AND METHOD FOR USE

77065	Eastman Kodak Company	US	6147139	09/144,031	8/31/1998	11/14/2000	INKS CONTAINING HEAT FUSIBLE PARTICLES AND METHOD FOR USE

77078	Eastman Kodak Company	US	6106622	08/991,699	12/16/1997	8/22/2000	FORMING OPTICAL STUCTURES ON RECEIVERS

77089	Eastman Kodak Company	US	6061078	08/996,782	12/23/1997	5/9/2000	NON-IMPACT PRINTER APPARATUS AND METHOD OF PRINTING WITH IMPROVED CONTROL OF EMITTER PULSEWIDTH MODULATION DURATION

77090	Eastman Kodak Company	US	6171752	09/208,144	12/9/1998	1/9/2001	PHOTOGRAPHIC SILVER HALIDE MATERIAL

77101	Eastman Kodak Company	US	5949967	08/989,557	12/12/1997	9/7/1999	TRANSFORMING INPUT COLOR VALUES TO DEVICE CONTROL SIGNALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77102	Eastman Kodak Company	US	6278791	09/074,282	1/16/2001	8/21/2001	LOSSLESS RECOVERY OF AN ORIGINAL IMAGE CONTAINING EMBEDDED DATA

77128	Eastman Kodak Company	US	6372338	09/196,009	7/30/2001	4/16/2002	SPHERICAL MAGNETIC PARTICLES FOR MAGNETIC RECORDING MEDIA

77130	Eastman Kodak Company	US	6035058	09/021,161	2/10/1998	3/7/2000	AUTOMATIC COLOR DROPOUT USING LUMINANCE- CHROMINANCE SPACE PROCESSING

77133	Eastman Kodak Company	US	6020907	08/993,772	12/18/1997	2/1/2000	SIMPLIFIED PRINTER DRIVE MECHANISM

77134	Eastman Kodak Company	US	6131514	09/218,697	12/22/1998	10/17/2000	METHOD OF MAKING A PRINTING PLATE WITH AN INK JET FLUID MATERIAL

77142	Eastman Kodak Company	DE	69906165.2	99200049.7	1/11/1999	3/26/2003	CURTAIN COATING METHOD AND APPARATUS

77142	Eastman Kodak Company	FR	0931596	99200049.7	1/11/1999	3/26/2003	CURTAIN COATING METHOD AND APPARATUS

77142	Eastman Kodak Company	GB	0931596	99200049.7	1/11/1999	3/26/2003	CURTAIN COATING METHOD AND APPARATUS

77142	Eastman Kodak Company	JP	4318334	11-12205	1/20/1999	6/5/2009	CURTAIN COATING METHOD AND APPARATUS

77142	Eastman Kodak Company	NL	0931596	99200049.7	1/11/1999	3/26/2003	CURTAIN COATING METHOD AND APPARATUS

77142	Eastman Kodak Company	US	5885660	09/010,671	1/22/1998	3/23/1999	COATING SURFACES WITH A FREE FALLING COATING COMPOSITION, USING A BASIN WITH A WALL DIVIDING THE BASIN INTO TWO CHANNELS

77161	Eastman Kodak Company	US	5995654	09/086,044	6/17/1999	11/30/1999	DIGITAL PHOTOFINISHING SYSTEM INCLUDING SCENE BALANCE AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77163	Eastman Kodak Company	US	6171658	09/408,221	9/29/1999	1/9/2001	COATING METHOD USING ELECTROSTATIC ASSIST

77164	Eastman Kodak Company	US	6241351	09/010,020	1/21/1998	6/5/2001	PORTABLE RECHARGEABLE BATTERY POWERED PRINTER FOR USE WITH A COMPUTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77167	Eastman Kodak Company	US	5922512	09/119,576	7/20/1998	7/13/1999	PROCESSLESS DIRECT WRITE PRINTING PLATE HAVING HEAT SENSITIVE POLYMER AND METHODS OF IMAGING AND PRINTING

77169	Eastman Kodak Company	DE	69908269.2	99203038.7	9/17/1999	5/28/2003	PROCESSLESS DIRECT WRITE PRINTING PLATE AND METHODS OF IMAGING AND PRINTING

77169	Eastman Kodak Company	GB	0990516	99203038.7	9/17/1999	5/28/2003	PROCESSLESS DIRECT WRITE PRINTING PLATE AND METHODS OF IMAGING AND PRINTING

77169	Eastman Kodak Company	US	6190830	09/309,999	5/11/1999	2/20/2001	PROCESSLESS DIRECT WRITE PRINTING PLATE HAVING HEAT SENSITIVE CROSSLINKED VINYL POLYMER WITH ORGANOONIUM GROUP AND METHODS OF IMAGING AND PRINTING

77173	Eastman Kodak Company	US	6185042	09/103,154	6/22/1998	2/6/2001	PROCESS FOR INCREASING THE CLARITY AND LEGIBILITY OF GRAPHICS, TEXT, AND CONTINUOUS TONE COMPOSITES IN LENTICULAR IMAGES

77182	Eastman Kodak Company	US	6126270	09/017,827	2/3/1998	10/3/2000	IMAGE FORMING SYSTEM AND METHOD

77183	Eastman Kodak Company	US	6211897	09/186,535	11/5/1998	4/3/2001	A PRINTING SYSTEM AND METHOD FOR IMPROVING PRINT QUALITY OF LASER THERMAL PRINTERS

77187	Eastman Kodak Company	US	6031559	09/000,894	12/30/1997	2/29/2000	HYBRID IMAGING METHOD AND APPARATUS TO REDUCE CONTOURING AND DENSITY REVERSAL

77194	Eastman Kodak Company	US	6020398	09/083,869	5/22/1998	2/1/2000	PIGMENTED INK JET INKS FOR POLY(VINYLALCOHOL) RECEIVERS

77197	Eastman Kodak Company	US	6161929	09/083,875	5/22/1998	12/19/2000	INKJET IMAGES ON PVA OVERCOATED WITH HARDENER SOLUTION

77205	Eastman Kodak Company	DE	69921258.8	99202715.1	8/20/1999	10/20/2004	INK JET RECORDING ELEMENT

77205	Eastman Kodak Company	FR	0983867	99202715.1	8/20/1999	10/20/2004	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77205	Eastman Kodak Company	GB	0983867	99202715.1	8/20/1999	10/20/2004	INK JET RECORDING ELEMENT

77205	Eastman Kodak Company	US	6228475	09/145,364	9/1/1998	5/8/2001	INK JET RECORDING ELEMENT

77206	Eastman Kodak Company	US	6010791	09/032,443	2/27/1998	1/4/2000	FUSER BELTS WITH IMPROVED RELEASE AND GLOSS

77207	Eastman Kodak Company	US	6007918	09/031,880	2/27/1998	12/28/1999	FUSER BELTS WITH IMPROVED RELEASE AND GLOSS

77208	Eastman Kodak Company	US	6207243	09/032,004	8/14/2000	3/27/2001	FUSER MEMBER WITH MERCAPTO-TREATED AL2O3 FILLER

77212	Eastman Kodak Company	US	6061544	09/197,734	11/20/1998	5/9/2000	MAXIMIZING IMAGE GLOSS UNIFORMITY BY MINIMIZING THE EFFECT OF TEMPERATURE DROOP IN A FUSER FOR REPRODUCTION APPARATUS

77232	Eastman Kodak Company	US	5946023	09/078,119	5/13/1998	8/31/1999	MOUNT FOR BEAM SHAPING OPTICS IN A LASER SCANNER

77259	Eastman Kodak Company	US	6091861	09/017,634	2/3/1998	7/18/2000	SHARPENING ALGORITHM ADJUSTED FOR MEASURED EXPOSURE OF PHOTOFINISHING IMAGES

77264	Eastman Kodak Company	US	6650771	09/447,118	11/22/1999	11/18/2003	COLOR MANAGEMENT SYSTEM INCORPORATING PARAMETER CONTROL CHANNELS

77275	Eastman Kodak Company	US	5985526	09/100,215	6/19/1998	11/16/1999	IMAGING PROCESS BASED ON CHANGE OF OPTICAL COVERING POWER

77290	Eastman Kodak Company	US	6122006	09/018,082	2/3/1998	9/19/2000	A METHOD FOR PREVIEWING A SCENE BEFORE ACTUAL CAPTURE BY A MOTION-PICTURE CAMERA

77292	Eastman Kodak Company	US	6214623	09/176,498	10/21/1998	4/10/2001	TIME-TEMPERATURE INDICATOR DEVICES

77315	Eastman Kodak Company	US	6295737	09/761,018	1/15/2001	10/2/2001	APPARATUS AND METHOD FOR MAKING A CONTOURED SURFACE HAVING COMPLEX TOPOLOGY

77315	Eastman Kodak Company	US	6578276	09/782,491	2/13/2001	6/17/2003	APPARATUS AND METHOD FOR MAKING A CONTOURED SURFACE HAVING COMPLEX TOPOLOGY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77335	Eastman Kodak Company	US	6169561	09/069,673	4/29/1998	1/2/2001	AN IMAGE FORMING APPARATUS AND RECEIVER TRAY CAPABLE OF AUTOMATICALLY ACCOMMODATING RECEIVER SHEETS OF VARIOUS SIZES AND METHOD OF ASSEMBLING

77346	Eastman Kodak Company	US	6276774	09/083,679	5/22/1998	8/21/2001	AN IMAGING APPARATUS CAPABLE OF INHIBITING INADVERTENT EJECTION OF A SATELLITE INK DROPLET THEREFROM AND METHOD OF ASSEMBLING SAME

77353	Eastman Kodak Company	US	6069680	09/128,521	8/3/1998	5/30/2000	FLYING SPOT LASER PRINTER APPARATUS AND A METHOD OF PRINTING SUITABLE FOR PRINTING LENTICULAR IMAGES

77356	Eastman Kodak Company	US	6046253	09/151,121	9/10/1998	4/4/2000	DISPERSANT FOR INK JET INK

77359	Eastman Kodak Company	DE	69942537.9	99201484.5	5/12/1999	6/30/2010	PRINTING APPARATUS WITH SPRAY BAR FOR IMPROVED DURABILITY

77359	Eastman Kodak Company	FR	0958921	99201484.5	5/12/1999	6/30/2010	PRINTING APPARATUS WITH SPRAY BAR FOR IMPROVED DURABILITY

77359	Eastman Kodak Company	GB	0958921	99201484.5	5/12/1999	6/30/2010	PRINTING APPARATUS WITH SPRAY BAR FOR IMPROVED DURABILITY

77359	Eastman Kodak Company	US	6176574	09/083,673	8/23/2000	1/23/2001	PRINTING APPARATUS WITH SPRAY BAR FOR IMPROVED DURABILITY

77370	Eastman Kodak Company	US	6004735	09/019,093	2/5/1998	12/21/1999	STAIN RESISTANT PROTECTIVE
							OVERCOAT FOR IMAGING ELEMENTS

77371	Eastman Kodak Company	US	5994005	09/019,092	2/5/1998	11/30/1999	STAIN RESISTANT PROTECTIVE OVERCOAT FOR IMAGED PHOTOGRAPHIC ELEMENTS

77374	Eastman Kodak Company	DE	69938518.0	99200143.8	1/18/1999	4/16/2008	PHOTOGRAPHIC PROCESSING APPARATUS AND METHOD

77374	Eastman Kodak Company	FR	0933679	99200143.8	1/18/1999	4/16/2008	PHOTOGRAPHIC PROCESSING APPARATUS AND METHOD

77374	Eastman Kodak Company	GB	0933679	99200143.8	1/18/1999	4/16/2008	PHOTOGRAPHIC PROCESSING APPARATUS AND METHOD

77374	Eastman Kodak Company	JP	4509241	11-16484	1/26/1999	5/14/2010	PHOTOGRAPHIC PROCESSING APPARATUS AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77374	Eastman Kodak Company	US	6101000	09/016,238	1/30/1998	8/8/2000	PHOTOGRAPHIC PROCESSING APPARATUS AND METHOD

77391	Eastman Kodak Company	US	6171751	09/141,181	1/4/2000	1/9/2001	IMAGING ELEMENT WITH HINDERED AMINE STABILIZER IN THE BASE

77392	Eastman Kodak Company	US	6033059	09/040,121	3/17/1998	3/7/2000	A PRINTER APPARATUS ADAPTED TO REDUCE CROSS-TALK BETWEEN INK CHANNELS THEREIN AND METHOD THEREOF

77393	Eastman Kodak Company	US	6180330	09/370,951	8/10/1999	1/30/2001	TINTING CORRECTION OF IMAGES IN THE PHOTOGRAPHIC IMAGE LAYERS

77396	Eastman Kodak Company	US	6074046	09/036,012	3/6/1998	6/13/2000	PRINTER APPARATUS CAPABLE OF VARYING DIRECTION OF AN INK DROPLET TO BE EJECTED THEREFROM AND METHOD THEREFOR

77403	Eastman Kodak Company	US	6166759	09/056,494	4/7/1998	12/26/2000	BENT FIBER SMILE CORRECTOR

77405	Eastman Kodak Company	US	5975680	09/019,064	2/5/1998	11/2/1999	PRODUCING A NON-EMISSIVE DISPLAY HAVING A PLURALITY OF PIXELS

77436	Eastman Kodak Company	US	6149797	09/179,589	10/27/1998	11/21/2000	METHOD OF METAL RECOVERY USING ELECTROCHEMICAL CELL

77440	Eastman Kodak Company	DE	69918476.2	99420052.5	3/1/1999	7/7/2004	DEVICE FOR MOVING A FLUID

77440	Eastman Kodak Company	US	6406131	09/892,830	6/27/2001	6/18/2002	DEVICE FOR MOVING A FLUID

77460	Eastman Kodak Company	US	6181409	09/023,927	3/28/2000	1/30/2001	SYSTEM FOR BACKPRINTING PHOTOGRAPHIC MEDIA

77465	Eastman Kodak Company	US	6048389	09/025,162	2/18/1998	4/11/2000	INK JET INKS CONTAINING
							MODIFIERS FOR IMPROVED DROP FORMATION

77476	Eastman Kodak Company	US	6164846	09/047,662	3/25/1998	12/26/2000	APPARATUS AND METHOD FOR TRANSPORTING A WEB

77483	Eastman Kodak Company	DE	69931210.8	99200867.2	3/19/1999	5/10/2006	SCANNER ILLUMINATION

77483	Eastman Kodak Company	FR	0948191	99200867.2	3/19/1999	5/10/2006	SCANNER ILLUMINATION

77483	Eastman Kodak Company	GB	0948191	99200867.2	3/19/1999	5/10/2006	SCANNER ILLUMINATION

77483	Eastman Kodak Company	US	5982957	09/052,473	3/31/1998	11/9/1999	SCANNER ILLUMINATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77506	Eastman Kodak Company	US	6160913	09/047,660	3/25/1998	12/12/2000	METHOD AND APPARATUS FOR DIGITAL HALFTONE DOTS DETECTION AND REMOVAL IN BUSINESS DOCUMENTS

77511	Eastman Kodak Company	CN	99118721.0	99118721.0	9/10/1999	9/8/2004	COLOR PHOTOGRAPHIC MATERIAL HAVING ENHANCED LIGHT ABSORPTION

77511	Eastman Kodak Company	US	6165703	09/151,915	9/11/1998	12/26/2000	DYE LAYERING FOR ENHANCED LIGHT ABSORPTION

77516	Eastman Kodak Company	US	6440308	09/255,924	2/23/1999	8/27/2002	COMPOSITE MATERIAL FOR TREATING PHOTOGRAPHIC EFFLUENTS

77519	Eastman Kodak Company	US	6170963	09/050,611	3/30/1998	1/9/2001	A LIGHT SOURCE

77520	Eastman Kodak Company	US	6220725	09/050,439	3/30/1998	4/24/2001	AN INTEGRATING CAVITY

77524	Eastman Kodak Company	US	6064410	09/034,066	3/3/1998	5/16/2000	PRINTING CONTINUOUS TONE IMAGES ON RECEIVERS HAVING FIELD-DRIVEN PARTICLES

77528	Eastman Kodak Company	US	5949593	09/039,841	3/16/1998	9/7/1999	OFF-LOADED STRUT JOINT MIRROR SUPPORT SYSTEM

77534	Eastman Kodak Company	US	6090491	09/031,883	2/27/1998	7/18/2000	FUSER MEMBER WITH STYRYL-TREATED AL2O3 FILLER AND FUNCTINALIZED RELEASE FLUIDS

77535	Eastman Kodak Company	US	6096429	09/087,013	5/29/1998	8/1/2000	FUSER MEMBERS OVERCOATED WITH FLUOROCARBON ELASTOMER CONTAINING ZINC OXIDE AND CUPRIC OXIDE

77545	Eastman Kodak Company	US	D407730	29/084,573	3/5/1998	4/6/1999	CAMCORDER WITH HANDGRIP

77547	Eastman Kodak Company	US	D413344	29/084,944	3/5/1998	8/31/1999	CAMCORDER CAMERA

77548	Eastman Kodak Company	US	6049073	09/049,300	3/27/1998	4/11/2000	STABILIZED LASER

77550	Eastman Kodak Company	US	6114079	09/053,563	12/8/1999	9/5/2000	ELECTRICALLY CONDUCTIVE LAYER FOR IMAGING ELEMENT CONTAINING COMPOSITE METAL-CONTAINING PARTICLES

77574	Eastman Kodak Company	US	6166105	09/170,680	10/13/1998	12/26/2000	PROCESS FOR MAKING AN INK JET INK

77575	Eastman Kodak Company	US	6053438	09/170,660	10/13/1998	4/25/2000	PROCESS FOR MAKING AN INK JET INK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77579	Eastman Kodak Company	US	5994026	09/050,724	3/30/1998	11/30/1999	FLEXOGRAPHIC PRINTING PLATE WITH MASK LAYER AND METHODS OF IMAGING AND PRINTING

77582	Eastman Kodak Company	US	6233069	09/086,333	5/28/1998	5/15/2001	DIGITAL PHOTOFINISHING SYSTEM INCLUDING FILM UNDER EXPOSURE GAMMA, SCENE BALANCE, CONTRAST NORMALIZATION, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77583	Eastman Kodak Company	DE	69937708.0	99201542.0	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING FILM UNDER-EXPOSURE GAMMA, SCENE BALANCE, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77583	Eastman Kodak Company	FR	0961486	99201542.0	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING FILM UNDER-EXPOSURE GAMMA, SCENE BALANCE, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77583	Eastman Kodak Company	GB	0961486	99201542.0	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING FILM UNDER-EXPOSURE GAMMA, SCENE BALANCE, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77583	Eastman Kodak Company	US	6097471	09/086,146	5/28/1998	8/1/2000	DIGITAL PHOTOFINISHING SYSTEM INCLUDING FILM UNDER-EXPOSURE GAMMA, SCENE BALANCE, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77584	Eastman Kodak Company	DE	69937705.6	99201535.4	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING DIGITAL IMAGE PROCESSING OF ALTERNATIVE CAPTURE COLOR PHOTOGRAPHIC MEDIA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77584	Eastman Kodak Company	DE	69937707.2	99201540.4	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING SCENE BALANCE, CONTRAST NORMALIZATION, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77584	Eastman Kodak Company	FR	0961482	99201535.4	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING DIGITAL IMAGE PROCESSING OF ALTERNATIVE CAPTURE COLOR PHOTOGRAPHIC MEDIA

77584	Eastman Kodak Company	FR	0961484	99201540.4	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING SCENE BALANCE, CONTRAST NORMALIZATION, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77584	Eastman Kodak Company	GB	0961482	99201535.4	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING DIGITAL IMAGE PROCESSING OF ALTERNATIVE CAPTURE COLOR PHOTOGRAPHIC MEDIA

77584	Eastman Kodak Company	GB	0961484	99201540.4	5/15/1999	12/12/2007	DIGITAL PHOTOFINISHING SYSTEM INCLUDING SCENE BALANCE, CONTRAST NORMALIZATION, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77584	Eastman Kodak Company	US	6097470	09/085,788	5/28/1998	8/1/2000	DIGITAL PHOTOFINISHING SYSTEM INCLUDING SCENE BALANCE, CONTRAST NORMALIZATION, AND IMAGE SHARPENING DIGITAL IMAGE PROCESSING

77586	Eastman Kodak Company	GB	2343454	9924679.5	10/20/1999	5/29/2002	BIAXIALLY ORIENTED POLYOLEFIN PAPERLESS IMAGING MATERIAL

77586	Eastman Kodak Company	US	6153367	09/178,703	10/26/1998	11/28/2000	BIAXIALLY ORIENTED POLYOLEFIN PAPERLESS IMAGING MATERIAL

77592	Eastman Kodak Company	US	6117236	09/040,868	3/18/1998	9/12/2000	CURTAIN COATING APPARATUS AND METHOD WITH CONTINUOUS WIDTH ADJUSTMENT

77603	Eastman Kodak Company	US	D408834	29/085,373	3/11/1998	4/27/1999	CAMCORDER CAMERA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77637	Eastman Kodak Company	US	6421082	09/067,627	4/28/1998	7/16/2002	FORMING IMAGES ON RECEIVERS HAVING FIELD-DRIVEN PARTICLES

77638	Eastman Kodak Company	US	6082853	09/083,870	5/22/1998	7/4/2000	PRINTING APPARATUS WITH PROCESSING TANK

77639	Eastman Kodak Company	US	6052142	09/290,299	4/13/1999	4/18/2000	PRECISION ASSEMBLY TECHNIQUE USING ALIGNMENT FIXTURE AND THE RESULTING ASSEMBLY

77640	Eastman Kodak Company	US	6000871	09/054,960	4/3/1998	12/14/1999	A PRINTER AND RECEIVER SUPPLY TRAY ADAPTED TO SENSE AMOUNT OF RECEIVER THEREIN AND METHOD THEREOF

77645	Eastman Kodak Company	US	6081285	09/067,730	4/28/1998	6/27/2000	FORMING IMAGES ON RECEIVERS HAVING FIELD-DRIVEN PARTICLES AND CONDUCTING LAYER

77646	Eastman Kodak Company	US	6541100	09/223,859	9/13/2000	4/1/2003	ARTICLE AND METHOD FOR STORAGE OF DATA

77668	Eastman Kodak Company	DE	69906026.5	99204237.4	12/10/1999	3/19/2003	METHOD AND APPARATUS FOR ACCURATELY SENSING A LIGHT BEAM AS IT PASSES A DEFINED POINT

77668	Eastman Kodak Company	GB	1014146	99204237.4	12/10/1999	3/19/2003	METHOD AND APPARATUS FOR ACCURATELY SENSING A LIGHT BEAM AS IT PASSES A DEFINED POINT

77668	Eastman Kodak Company	US	6055057	09/218,868	12/22/1998	4/25/2000	METHOD AND APPARATUS FOR ACCURATELY SENSING A LIGHT BEAM AS IT PASSES A DEFINED POINT

77677	Eastman Kodak Company	US	5978005	09/054,600	4/3/1998	11/2/1999	THERMAL PRINTER AND METHOD FOR DETECTING DONOR RIBBON TYPE AND FOR ALIGNING COLOR PATCHES RELATIVE TO A PRINT HEAD

77677	Eastman Kodak Company	US	6010259	09/124,691	7/29/1998	1/4/2000	DONOR RIBBON AND METHOD OF MAKING SAME

77697	Eastman Kodak Company	US	6177947	09/054,092	4/2/1998	1/23/2001	COLOR IMAGE FORMATION IN RECEIVERS HAVING FIELD-DRIVEN PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77700	Eastman Kodak Company	US	6092890	09/070,260	10/12/1999	7/25/2000	PRODUCING DURABLE INK IMAGES

77706	Eastman Kodak Company	US	6211896	09/212,651	12/16/1998	4/3/2001	METHOD FOR PRODUCING LENTICULAR IMAGES

77732	Eastman Kodak Company	US	5965339	09/062,068	4/17/1998	10/12/1999	PHOTOGRAPHIC ELEMENT HAVING A PROTECTIVE OVERCOAT

77749	Eastman Kodak Company	US	5923937	09/103,007	6/23/1998	7/13/1999	ELECTROSTATOGRAPHIC APPARATUS AND METHOD USING A TRANSFER MEMBER THAT IS SUPPORTED TO PREVENT DISTORTION

77761	Eastman Kodak Company	US	5897247	09/103,272	6/23/1998	4/27/1999	METHOD AND APPARATUS FOR APPLYING A CHARGE TO A MEMBER SO THAT A NET CHARGE FLOWING THROUGH A SEMICONDUCTIVE LAYER OF A CHARGE APPLYING MEMBER IS ABOUT ZERO

77769	Eastman Kodak Company	US	6164587	09/313,009	5/17/1999	12/26/2000	DRIVE DEVICE FOR ROTATING HOLLOW ELEMENTS

77770	Eastman Kodak Company	US	6428134	09/097,037	11/9/2000	8/6/2002	PRINTER AND METHOD ADAPTED TO REDUCE VARIABILITY IN EJECTED INK DROPLET VOLUME

77772	Eastman Kodak Company	US	6304314	09/464,430	12/16/1999	10/16/2001	DETERMINATION OF THE SPEED OF MOVEMENT OF AN IMAGE-BEARING SHEET

77774	Eastman Kodak Company	DE	69923811.0	99420130.9	6/9/1999	2/23/2005	DEVICE FOR CONTROLLING FLUID MOVEMENT

77774	Eastman Kodak Company	FR	0963842	99420130.9	6/9/1999	2/23/2005	DEVICE FOR CONTROLLING FLUID MOVEMENT

77774	Eastman Kodak Company	GB	0963842	99420130.9	6/9/1999	2/23/2005	DEVICE FOR CONTROLLING FLUID MOVEMENT

77774	Eastman Kodak Company	US	6435665	09/907,976	7/18/2001	8/20/2002	DEVICE FOR CONTROLLING FLUID MOVEMENT

77776	Eastman Kodak Company	US	6219140	09/212,991	12/16/1998	4/17/2001	APPARATUS FOR COMPENSATION FOR SPECTRAL FLUCTUATION OF A LIGHT SOURCE AND A SCANNER INCORPORATING SAID APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77786	Eastman Kodak Company	DE	69919093.2	99202691.4	8/19/1999	8/4/2004	MELT-FUSIBLE INKJET RECORDING ELEMENTS AND INKS WITH IMPROVED DURABILITY

77786	Eastman Kodak Company	FR	0983866	99202691.4	8/19/1999	8/4/2004	MELT-FUSIBLE INKJET RECORDING
							ELEMENTS AND INKS WITH
							IMPROVED DURABILITY

77786	Eastman Kodak Company	GB	0983866	99202691.4	8/19/1999	8/4/2004	MELT-FUSIBLE INKJET RECORDING
							ELEMENTS AND INKS WITH
							IMPROVED DURABILITY

77786	Eastman Kodak Company	US	6140390	09/144,389	8/31/1998	10/31/2000	MELT-FUSIBLE INKJET RECORDING
							ELEMENTS AND INKS WITH
							IMPROVED DURABILITY

77787	Eastman Kodak Company	US	6052212	09/211,237	12/14/1998	4/18/2000	METHOD AND APPARATUS FOR
							CORRECTING COMA IN A HIGH
							RESOLUTION SCANNER

77788	Eastman Kodak Company	US	6104000	09/197,737	11/20/1998	8/15/2000	DUAL FUNCTION AIR SKIVE
							ASSEMBLY FOR REPRODUCTION
							APPARATUS FUSER ROLLERS

77790	Eastman Kodak Company	US	6045965	09/196,545	11/20/1998	4/4/2000	PHOTOGRAPHIC MEMBER WITH
							PEELABLE AND REPOSITIONING
							ADHESIVE LAYER

77797	Eastman Kodak Company	US	6249384	09/342,391	6/29/1999	6/19/2001	DETECTION AND CORRECTION OF
							SKEW BETWEEN A WRITING LASER
							BEAM AND LENTICULES IN
							LENTICULAR MATERIAL

77811	Eastman Kodak Company	US	6542179	09/163,619	9/30/1998	4/1/2003	LIGHT INTEGRATING SYSTEM WITH
							REDUCED DYNAMIC SHADING

77812	Eastman Kodak Company	US	6440540	10/074,982	2/13/2002	8/27/2002	ELECTROPHOTOGRAPHIC TONER
							RECEIVING MATERIAL

77814	Eastman Kodak Company	DE	69913290.8	99203279.7	10/7/1999	12/3/2003	OVERCOAT FOR INK JET
							RECORDING ELEMENT

77814	Eastman Kodak Company	FR	0995610	99203279.7	10/7/1999	12/3/2003	OVERCOAT FOR INK JET
							RECORDING ELEMENT

77814	Eastman Kodak Company	GB	0995610	99203279.7	10/7/1999	12/3/2003	OVERCOAT FOR INK JET
							RECORDING ELEMENT

77814	Eastman Kodak Company	US	6089704	09/175,132	10/19/1998	7/18/2000	OVERCOAT FOR INK JET
							RECORDING ELEMENT

77823	Eastman Kodak Company	US	6033138	09/080,841	5/18/1998	3/7/2000	MAGNETICALLY HELD MOTOR STOP

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77830	Eastman Kodak Company	US	6147743	09/144,392	8/31/1998	11/14/2000	METHOD AND APPARATUS FOR
							PROVIDING ZOOM AND CROP
							FUNCTIONS IN A PHOTOGRAPHIC
							PRINT COPYING STATION

77831	Eastman Kodak Company	US	5995193	09/071,483	5/1/1998	11/30/1999	SELF-CONTAINED DEVICE FOR
							RECORDING DATA ENCODED EITHER
							IN VISIBLE OR INVISIBLE FORM

77838	Eastman Kodak Company	US	6328399	09/081,984	3/30/2000	12/11/2001	PRINTER AND PRINT HEAD CAPABLE
							OF PRINTING IN A PLURALITY OF
							DYNAMIC RANGES OF INK DROPLET
							VOLUMES AND METHOD OF
							ASSEMBLING SAME

77847	Eastman Kodak Company	JP	4187354	11-174229	6/21/1999	9/19/2008	METHOD FOR DETERMINING THE
							RETARDATION OF A MATERIAL
							USING NON-COHERENT LIGHT
							INTERFEROMETRY

77847	Eastman Kodak Company	US	6034774	09/105,742	6/26/1998	3/7/2000	METHOD FOR DETERMINING THE
							RETARDATION OF A MATERIAL
							USING NON-COHERENT LIGHT
							INTERFEROMETRY

77848	Eastman Kodak Company	US	6614534	09/460,280	12/14/1999	9/2/2003	METHOD AND APPARATUS FOR
							COMBINED MEASUREMENT OF
							SURFACE NON-UNIFORMITY, INDEX
							OF REFRACTION VARIATION AND
							THICKNESS VARIATION

77849	Eastman Kodak Company	DE	60111983.5	01200717.5	2/26/2001	7/20/2005	METHOD FOR PROCESSING LOW
							COHERENCE INTERFEROMETRIC
							DATA

77849	Eastman Kodak Company	FR	1136799	01200717.5	2/26/2001	7/20/2005	METHOD FOR PROCESSING LOW
							COHERENCE INTERFEROMETRIC
							DATA

77849	Eastman Kodak Company	GB	1136799	01200717.5	2/26/2001	7/20/2005	METHOD FOR PROCESSING LOW
							COHERENCE INTERFEROMETRIC
							DATA

77849	Eastman Kodak Company	US	6522410	09/521,089	3/7/2000	2/18/2003	METHOD FOR PROCESSING LOW
							COHERENCE INTERFEROMETRIC
							DATA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77852	Eastman Kodak Company	GB	2339297	9913755.6	6/15/1999	11/27/2002	INFRARED-ABSORBING CYANINE COLORANTS FOR LASER-COLORANT TRANSFER

77852	Eastman Kodak Company	US	5972838	09/103,890	6/24/1998	10/26/1999	INFRARED-ABSORBING CYANINE COLORANTS FOR LASER-COLORANT TRANSFER

77853	Eastman Kodak Company	US	5962369	09/103,598	6/24/1998	10/5/1999	THERMAL DYE TRANSFER DYE-DONOR ELEMENT WITH TRANSFERABLE PROTECTION OVERCOAT

77856	Eastman Kodak Company	US	6177939	09/168,812	8/7/2000	1/23/2001	A METHOD OF SAVING SECTIONS OF A DOCUMENT TO RANDOM ACCESS MEMORY

77870	Eastman Kodak Company	US	5996497	09/096,633	6/12/1998	12/7/1999	METHOD OF MAKING A DURABLE HYDROPHILIC LAYER

77878	Eastman Kodak Company	DE	69919274.9	99202077.6	6/28/1999	8/11/2004	PHOTOGRAPHIC HIGH CONTRAST
							SILVER HALIDE MATERIAL AND
							METHOD OF PROCESSING

77878	Eastman Kodak Company	US	6187520	09/335,589	6/18/1999	2/13/2001	PHOTOGRAPHIC HIGH CONTRAST SILVER HALIDE MATERIAL AND METHOD OF PROCESSING

77892	Eastman Kodak Company	US	6207037	09/351,824	7/12/1999	3/27/2001	RECOVERY OF METAL FROM SOLUTION

77906	Eastman Kodak Company	US	6001549	09/085,738	5/27/1998	12/14/1999	ELECTRICALLY CONDUCTIVE LAYER COMPRISING MICROGEL PARTICLES

77919	Eastman Kodak Company	US	D413876	29/089,616	6/18/1998	9/14/1999	COMPUTER SCREEN WITH AN ICON

77923	Eastman Kodak Company	US	6043193	09/102,784	6/23/1998	3/28/2000	THERMAL RECORDING ELEMENT

77939	Eastman Kodak Company	US	6014272	09/083,460	5/22/1998	1/11/2000	A RETROREFLECTIVE LENS

77961	Eastman Kodak Company	US	6260387	09/087,073	5/29/1998	7/17/2001	METHOD FOR FABRICATING GLASS PREFORMS FOR MOLDING OPTICAL SURFACES IN GLASS ELEMENTS

77974	Eastman Kodak Company	JP	4339466	11-296163	10/19/1999	7/10/2009	INK JET RECORDING ELEMENT

77974	Eastman Kodak Company	US	6086985	09/174,946	10/19/1998	7/11/2000	INK JET RECORDING ELEMENT

77981	Eastman Kodak Company	US	5952165	09/090,827	6/4/1998	9/14/1999	TOPCOAT FOR MOTION PICTURE FILM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
77989	Eastman Kodak Company	US	6101006	09/134,619	8/14/1998	8/8/2000	METHOD AND APPARATUS FOR CONTROLLING IMAGE SCANNING AND DATA TRANSFER IN A PHOTOGRAPHIC FILM SCANNER

78016	Eastman Kodak Company	US	6262519	09/100,565	7/31/2000	7/17/2001	METHOD OF CONTROLLING FLUID FLOW IN A MICROFLUIDIC PROCESS

78018	Eastman Kodak Company	US	6158838	09/210,267	12/10/1998	12/12/2000	METHOD AND APPARATUS FOR CLEANING AND CAPPING A PRINT HEAD IN AN INK JET PRINTER

78021	Eastman Kodak Company	US	5946141	09/105,301	6/26/1998	8/31/1999	APOCHROMATIC LENS SYSTEM FOR RELAYING LASER BEAM WAISTS

78028	Eastman Kodak Company	DE		19932112.4	7/9/1999		OPTIMIZED PARTICULATE SURFACE TREATMENT CONCENTRATION FOR ELECTROSTATOGRAPHIC IMAGES PRODUCED IN AN ELECTROSTATOGRAPHIC ENGINE THAT INCLUDES A COMPLIANT INTERMEDIATE TRANSFER MEMBER

78028	Eastman Kodak Company	FR	9908884	9908884	7/5/1999	12/28/2001	OPTIMIZED PARTICULATE SURFACE TREATMENT CONCENTRATION FOR ELECTROSTATOGRAPHIC IMAGES PRODUCED IN AN ELECTROSTATOGRAPHIC ENGINE THAT INCLUDES A COMPLIANT INTERMEDIATE TRANSFER MEMBER CONCENTRATION OPTIMISEE POUR LE TRAITEMENT DE SURFACE DES PARTICULES D’IMAGES ELECTROSTATOGRAPHIQUES PRODUITES DANS UNE MACHINE ELECTROSTATOGRAPHIQUE QUI COMPREND UN ELEMENT INTERMEDIAIRE DE TRANSFERT DEFORMABLE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78028	Eastman Kodak Company	GB	2339723	9915797.6	7/7/1999	10/30/2002	OPTIMIZED PARTICULATE SURFACE TREATMENT CONCENTRATION FOR ELECTROSTATOGRAPHIC IMAGES PRODUCED IN AN ELECTROSTATOGRAPHIC ENGINE THAT INCLUDES A COMPLIANT INTERMEDIATE TRANSFER MEMBER

78028	Eastman Kodak Company	US	5948585	09/116,802	7/16/1998	9/7/1999	OPTIMIZED PARTICULATE SURFACE TREATMENT CONCENTRATION FOR ELECTROSTATOGRAPHIC IMAGES PRODUCED IN AN ELECTROSTATOGRAPHIC ENGINE THAT INCLUDES A COMPLIANT INTERMEDIATE TRANSFER MEMBER

78037	Eastman Kodak Company	US	6296983	09/197,361	11/20/1998	10/2/2001	IMAGING ELEMENT WITH IMPROVED TWIST WARP

78038	Eastman Kodak Company	US	6163389	09/104,548	2/11/2000	12/19/2000	DIGITAL PHOTOFINISHING SYSTEM INCLUDING DIGITAL IMAGE PROCESSING OF ALTERNATIVE CAPTURE COLOR PHOTOGRAPHIC MEDIA

78044	Eastman Kodak Company	US	D428420	29/090,363	7/7/1998	7/18/2000	“TRIM” ICON FOR A DISPLAY SCREEN

78045	Eastman Kodak Company	US	D428614	29/090,364	7/7/1998	7/25/2000	“SMART FIX” ICON FOR A DISPLAY SCREEN

78046	Eastman Kodak Company	US	D428615	29/090,365	7/7/1998	7/25/2000	“PICTURE POSTCARD” ICON FOR A DISPLAY SCREEN

78047	Eastman Kodak Company	US	D419146	29/090,340	7/7/1998	1/18/2000	“SELECT ALL” ICON FOR A DISPLAY SCREEN

78057	Eastman Kodak Company	US	6573222	09/568,835	5/11/2000	6/3/2003	LUBRICATING LAYER IN PHOTOGRAPHIC ELEMENTS

78060	Eastman Kodak Company	US	6234625	09/105,743	6/26/1998	5/22/2001	PRINTING APPARATUS WITH RECEIVER TREATMENT

78072	Eastman Kodak Company	US	6572516	10/071,315	2/8/2002	6/3/2003	DEVICE TO REDUCE PROCESS ELECTROSTATIC PATTERN TRANSFER IN COATING PROCESSES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78079	Eastman Kodak Company	US	6162549	09/156,061	9/17/1998	12/19/2000	DAY/NIGHT IMAGING DISPLAY MATERIAL WITH BIAXIALLY ORIENTED POLYOLEFIN SHEETS

78080	Eastman Kodak Company	US	6197416	09/154,692	9/17/1998	3/6/2001	TRANSMISSION IMAGING DISPLAY MATERIAL WITH BIAXIALLY ORIENTED POLYOLEFIN SHEET

78084	Eastman Kodak Company	US	6222607	09/456,613	12/8/1999	4/24/2001	SYSTEM AND METHOD FOR PROCESSING AND/OR MANIPULATING IMAGES

78096	Eastman Kodak Company	US	D421429	29/092,073	8/12/1998	3/7/2000	“TRACH DELETE ALL” ICON FOR A DISPLAY SCREEN

78098	Eastman Kodak Company	US	6325480	09/123,689	7/28/1998	12/4/2001	AN INK JET PRINTER AND METHOD CAPABLE OF FORMING A PLURALITY OF REGISTRATION MARKS ON A RECEIVER AND SENSING THE MARKS FORMED THEREBY

78100	Eastman Kodak Company	US	6109745	09/118,538	7/17/1998	8/29/2000	BORDERLESS INK JET PRINTING ON RECEIVERS

78107	Eastman Kodak Company	US	6100911	09/143,007	8/28/1998	8/8/2000	METHOD AND APPARATUS TO PROVIDE A LOADING FORCE FOR PRINT-HEAD ADJUSTMENT USING MAGNETS

78115	Eastman Kodak Company	US	6044762	09/122,875	7/27/1998	4/4/2000	IMAGING AND PRINTING METHODS TO FORM IMAGING MEMBER BY FLUID APPLICATION TO FLUID- RECEIVING ELEMENT

78116	Eastman Kodak Company	US	6236461	09/219,042	12/23/1998	5/22/2001	LASER SENSITOMETER USING MULTIPLE-PRISM BEAM EXPANSION AND A POLARIZER

78127	Eastman Kodak Company	US	6184534	09/128,881	8/4/1998	2/6/2001	METHOD OF PULSING LIGHT EMITTING DIODES FOR READING FLUORESCENT INDICIA, DATA READER, AND SYSTEM

78130	Eastman Kodak Company	US	6322208	09/133,080	8/12/1998	11/27/2001	TREATMENT FOR IMPROVING PROPERTIES OF INK IMAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78132	Eastman Kodak Company	US	6180304	09/156,063	9/17/1998	1/30/2001	TRANSLUCENT IMAGING PAPER DISPLAY MATERIALS WITH BIAXIALLY ORIENTED POLYOLEFIN SHEET

78146	Eastman Kodak Company	US	6096427	09/123,037	7/27/1998	8/1/2000	FUSER BELTS WITH ADHESION PROMOTING LAYER

78154	Eastman Kodak Company	US	6071688	09/124,690	7/29/1998	6/6/2000	PROVIDING ADDITIVES TO A COATING COMPOSITION BY VAPORIZATION

78157	Eastman Kodak Company	DE	69917536.4	99202094.1	6/28/1999	5/26/2004	INK JET RECORDING ELEMENT

78157	Eastman Kodak Company	FR	0970819	99202094.1	6/28/1999	5/26/2004	INK JET RECORDING ELEMENT

78157	Eastman Kodak Company	GB	0970819	99202094.1	6/28/1999	5/26/2004	INK JET RECORDING ELEMENT

78157	Eastman Kodak Company	US	6045917	09/114,022	7/10/1998	4/4/2000	INK JET RECORDING ELEMENT

78163	Eastman Kodak Company	US	6186610	09/157,455	9/21/1998	2/13/2001	AN IMAGING APPARATUS CAPABLE OF SUPPRESSING INADVERTENT EJECTION OF A SATELLITE INK DROPLET THEREFROM AND METHOD OF ASSEMBLING SAME

78164	Eastman Kodak Company	US	6047816	09/149,701	9/8/1998	4/11/2000	PRINTHEAD CONTAINER AND METHOD

78171	Eastman Kodak Company	US	6567190	09/435,099	11/5/1999	5/20/2003	MULTI-FUNCTIONAL SCANNER AND METHOD OF ASSEMBLING SAME

78172	Eastman Kodak Company	US	6242051	09/439,390	11/15/1999	6/5/2001	IMPROVED COATING METHOD USING ELECTROSTATIC ASSIST

78177	Eastman Kodak Company	DE	69914996.7	99203302.7	10/8/1999	2/25/2004	METHOD FOR ELECTROSTATICALLY ASSISTED CURTAIN COATING AT HIGH SPEEDS

78177	Eastman Kodak Company	NL	0996034	99203302.7	10/8/1999	2/25/2004	METHOD FOR ELECTROSTATICALLY ASSISTED CURTAIN COATING AT HIGH SPEEDS

78177	Eastman Kodak Company	US	6103313	09/175,640	10/20/1998	8/15/2000	METHOD FOR ELECTROSTATICALLY ASSISTED CURTAIN COATING AT HIGH SPEEDS

78178	Eastman Kodak Company	DE	69914995.9	99203301.9	10/8/1999	2/25/2004	METHOD FOR CURTAIN COATING AT HIGH SPEEDS

78178	Eastman Kodak Company	NL	0996033	99203301.9	10/8/1999	2/25/2004	METHOD FOR CURTAIN COATING AT HIGH SPEEDS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78178	Eastman Kodak Company	US	6099913	09/175,519	10/20/1998	8/8/2000	METHOD FOR CURTAIN COATING AT HIGH SPEEDS

78184	Eastman Kodak Company	US	6049348	09/144,396	8/31/1998	4/11/2000	PROGRAMMABLE GEARING CONTROL OF A LEADSCREW FOR A PRINTHEAD HAVING A VARIABLE NUMBER OF CHANNELS

78185	Eastman Kodak Company	US	6215547	09/197,328	10/10/2000	4/10/2001	REFLECTIVE LIQUID CRYSTAL MODULATOR BASED PRINTING SYSTEM

78188	Eastman Kodak Company	US	6130024	09/197,730	11/20/1998	10/10/2000	STRIPPABLE REPOSITIONABLE BACK SHEET FOR PHOTOGRAPHIC ELEMENT

78201	Eastman Kodak Company	US	6293690	09/671,419	9/27/2000	9/25/2001	AS AMENDED: VENTED SINGLE STAGE BARRIER SCREW—WITH A GAS VENT HOLE AND AXIAL BORE IN THE SCREW FOR VENTING GASES—

78205	Eastman Kodak Company	BR	PI9904334-3	PI9904334-3	9/23/1999	1/13/2009	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	CN	99117704.5	99117704.5	8/11/1999	1/18/2006	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	DE	69903391.8	99202525.4	7/30/1999	10/9/2002	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	FR	0980024	99202525.4	7/30/1999	10/9/2002	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	GB	0980024	99202525.4	7/30/1999	10/9/2002	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78205	Eastman Kodak Company	JP	3150131	1999-227236	8/11/1999	1/19/2001	HOMOGENEOUS SINGLE-PART COLOR DEVELOPING CONCENTRATE, METHOD OF MAKING THE SAME, PHOTOGRAPHIC PROCESSING CHEMICAL KIT AND METHOD FOR PROVIDING IMAGE

78205	Eastman Kodak Company	NL	0980024	99202525.4	7/30/1999	10/9/2002	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	SG	93213	9903655-0	7/28/1999	1/30/2003	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	US	6077651	09/132,200	8/11/1998	6/20/2000	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MAKING

78205	Eastman Kodak Company	US	6228567	09/544,692	4/7/2000	5/8/2001	HOMOGENEOUS SINGLE-PART PHOTOGRAPHIC COLOR DEVELOPING PREMIX

78222	Eastman Kodak Company	US	6189991	09/133,879	8/14/1998	2/20/2001	COMPENSATING FOR RECEIVER SKEW IN INK JET PRINTER

78229	Eastman Kodak Company	US	6215540	09/131,755	8/10/1998	4/10/2001	LIGHT MODULATING LAYER WITH DIFFERENT TRANSMISSIVE STATES

78234	Eastman Kodak Company	CN	ZL99118729.6	99118729.6	9/9/1999	4/14/2004	METHOD AND APPARATUS FOR MANIPULATING DIGITAL IMAGE DATA

78234	Eastman Kodak Company	US	6515760	09/150,418	9/9/1998	2/4/2003	METHOD AND APPARATUS FOR MANIPULATING DIGITAL IMAGE DATA

78236	Eastman Kodak Company	DE	69927648.9	99202539.5	8/2/1999	10/12/2005	A PRINTER WITH MEDIA SUPPLY SPOOL ADAPTED TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78236	Eastman Kodak Company	FR	0979736	99202539.5	8/2/1999	10/12/2005	A PRINTER WITH MEDIA SUPPLY SPOOL ADAPTED TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78236	Eastman Kodak Company	GB	0979736	99202539.5	8/2/1999	10/12/2005	A PRINTER WITH MEDIA SUPPLY SPOOL ADAPTED TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78236	Eastman Kodak Company	JP	4444403	1999-227435	8/11/1999	1/22/2010	A PRINTER WITH MEDIA SUPPLY SPOOL ADAPTED TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78236	Eastman Kodak Company	US	6099178	09/133,114	8/12/1998	8/8/2000	A PRINTER WITH MEDIA SUPPLY SPOOL ADAPTED TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78241	Eastman Kodak Company	US	6610386	09/224,606	1/3/2001	8/26/2003	TRANSFERABLE SUPPORT FOR APPLYING DATA TO AN OBJECT

78248	Eastman Kodak Company	JP	4426021	1999-220502	8/3/1999	12/18/2009	PRINTING LENTICULAR IMAGES

78248	Eastman Kodak Company	JP	5021011	2009-238273	10/15/2009	6/22/2012	PRINTING LENTICULAR IMAGES

78248	Eastman Kodak Company	US	6252621	09/128,077	8/3/1998	6/26/2001	PRINTING LENTICULAR IMAGES

78253	Eastman Kodak Company	DE	69927647.0	99202537.9	8/2/1999	10/12/2005	A PRINTER MEDIA SUPPLY SPOOL ADAPTED TO ALLOW THE PRINTER TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78253	Eastman Kodak Company	JP	4430760	1999-227437	8/11/1999	12/25/2009	A PRINTER MEDIA SUPPLY SPOOL ADAPTED TO ALLOW THE PRINTER TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78253	Eastman Kodak Company	US	6634814	09/767,624	1/23/2001	10/21/2003	A PRINTER MEDIA SUPPLY SPOOL ADAPTED TO ALLOW THE PRINTER TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

78253	Eastman Kodak Company	US	7063470	10/651,682	8/29/2003	6/30/2006	A PRINTER MEDIA SUPPLY SPOOL ADAPTED TO ALLOW THE PRINTER TO SENSE TYPE OF MEDIA, AND METHOD OF ASSEMBLING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78260	Eastman Kodak Company	US	D427609	29/092,074	8/12/1998	7/4/2000	“ALBUM UTILITIES” ICON FOR A DISPLAY SCREEN

78261	Eastman Kodak Company	US	D426526	29/092,102	8/12/1998	6/13/2000	“NEW ALBUM” ICON FOR A DISPLAY SCREEN

78262	Eastman Kodak Company	US	D422988	29/092,110	8/12/1998	4/18/2000	“CAMERA UTILITIES” ICON FOR A DISPLAY SCREEN

78263	Eastman Kodak Company	US	D422987	29/092,075	8/12/1998	4/18/2000	“PRINT UTILITIES” ICON FOR A DISPLAY SCREEN

78270	Eastman Kodak Company	US	5948604	09/132,629	8/11/1998	9/7/1999	SINGLE-USE PROCESSING KIT FOR PROCESSING COLOR REVERSAL PHOTOGRAPHIC ELEMENTS

78274	Eastman Kodak Company	US	6463981	09/676,877	9/29/2000	10/15/2002	LAMINATOR ASSEMBLY HAVING A PRESSURE ROLLER WITH A DEFORMABLE LAYER

78275	Eastman Kodak Company	US	6213183	09/133,248	11/9/2000	4/10/2001	A LAMINATOR ASSEMBLY HAVING AN ENDLESS BELT

78279	Eastman Kodak Company	US	D418411	29/092,499	8/11/1998	1/4/2000	OUTER COVER FOR ONE-TIME-USE CAMERA

78280	Eastman Kodak Company	US	D417150	29/092,059	8/11/1998	11/30/1999	OUTER COVER FOR ONE-TIME-USE CAMERA

78281	Eastman Kodak Company	US	D416487	29/092,060	8/11/1998	11/16/1999	OUTER COVER FOR ONE-TIME-USE CAMERA

78282	Eastman Kodak Company	US	D434981	29/092,058	8/11/1998	12/12/2000	OUTER COVER FOR ONE-TIME-USE CAMERA

78309	Eastman Kodak Company	US	5996653	09/168,780	10/8/1998	12/7/1999	VALVE ASSEMBLY AND APPARATUS

78310	Eastman Kodak Company	US	6041966	09/168,779	10/8/1998	3/28/2000	ENCLOSURE FOR A BOTTOM DRAINING CONTAINER

78323	Eastman Kodak Company	US	5997119	09/143,002	8/28/1998	12/7/1999	A MAGNETIC ARRANGEMENT FOR PRINTHEAD POSITIONING IN AN IMAGE PROCESSING APPARATUS

78336	Eastman Kodak Company	US	6394569	09/182,720	10/29/1998	5/28/2002	AN INK JET PRINTER METHOD OF PROVIDING AN IMAGE ON A RECEIVER SO THAT THE IMAGE HAS REDUCED GRAININESS

78337	Eastman Kodak Company	DE	69908725.2	99202885.2	9/6/1999	6/11/2003	IMAGING MEMBER CONTAINING HEAT SENSITIVE THIOSULFATE POLYMER AND METHODS OF USE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78337	Eastman Kodak Company	GB	0987104	99202885.2	9/6/1999	6/11/2003	IMAGING MEMBER CONTAINING HEAT SENSITIVE THIOSULFATE POLYMER AND METHODS OF USE

78337	Eastman Kodak Company	JP	4213311	11-262998	9/17/1999	11/7/2008	IMAGING MEMBER CONTAINING HEAT SENSITIVE THIOSULFATE POLYMER AND METHODS OF USE

78337	Eastman Kodak Company	US	5985514	09/156,833	9/18/1998	11/16/1999	IMAGING MEMBER CONTAINING HEAT SENSITIVE THIOSULFATE POLYMER AND METHODS OF USE

78339	Eastman Kodak Company	US	6440048	09/224,191	12/31/1998	8/27/2002	LOW COST FUSER ROLLERS

78348	Eastman Kodak Company	US	6154239	09/144,227	8/31/1998	11/28/2000	CERAMIC INK JET PRINTING ELEMENT

78363	Eastman Kodak Company	US	5985017	09/179,497	10/27/1998	11/16/1999	POTASSIUM N-METHYL-N-OLEOYL TAURATE AS A DISPERSANT IN PIGMENTED INK JET INKS

78365	Eastman Kodak Company	DE	69929849.0	99204113.7	12/3/1999	2/15/2006	A PRINTER WITH DONOR AND RECEIVER MEDIA SUPPLY TRAYS EACH ADAPTED TO ALLOW A PRINTER TO SENSE TYPE OF MEDIA THEREIN, AND METHOD OF ASSEMBLING THE PRINTER AND TRAYS

78365	Eastman Kodak Company	FR	1013455	99204113.7	12/3/1999	2/15/2006	A PRINTER WITH DONOR AND RECEIVER MEDIA SUPPLY TRAYS EACH ADAPTED TO ALLOW A PRINTER TO SENSE TYPE OF MEDIA THEREIN, AND METHOD OF ASSEMBLING THE PRINTER AND TRAYS

78365	Eastman Kodak Company	GB	1013455	99204113.7	12/3/1999	2/15/2006	A PRINTER WITH DONOR AND RECEIVER MEDIA SUPPLY TRAYS EACH ADAPTED TO ALLOW A PRINTER TO SENSE TYPE OF MEDIA THEREIN, AND METHOD OF ASSEMBLING THE PRINTER AND TRAYS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78365	Eastman Kodak Company	JP	4130520	11-364339	12/22/1999	5/30/2008	A PRINTER WITH DONOR AND RECEIVER MEDIA SUPPLY TRAYS EACH ADAPTED TO ALLOW A PRINTER TO SENSE TYPE OF MEDIA THEREIN, AND METHOD OF ASSEMBLING THE PRINTER AND TRAYS

78365	Eastman Kodak Company	US	6628316	09/667,920	9/22/2000	9/30/2003	A PRINTER WITH DONOR AND RECEIVER MEDIA SUPPLY TRAYS EACH ADAPTED TO ALLOW A PRINTER TO SENSE TYPE OF MEDIA THEREIN, AND METHOD OF ASSEMBLING THE PRINTER AND TRAYS

78370	Eastman Kodak Company	US	6281909	09/159,447	11/2/2000	8/28/2001	CLEANING ORIFICES IN INK JET PRINTING APPARATUS

78382	Eastman Kodak Company	US	6207338	09/265,750	3/10/1999	3/27/2001	TONER PARTICLES OF CONTROLLED MORPHOLOGY

78384	Eastman Kodak Company	JP	4673461	1999-258966	9/13/1999	1/28/2011	DIGITAL COLORED CORRECTED PRINTS PRODUCED FROM COLORED FILM

78384	Eastman Kodak Company	US	6208770	09/156,815	9/18/1998	3/27/2001	DIGITAL COLORED CORRECTED PRINTS PRODUCED FROM COLORED FILM

78384	Eastman Kodak Company	US	6389159	09/759,469	1/12/2001	5/14/2002	METHOD FOR PRODUCING PRINTS FROM DIGITAL IMAGE FILES SCANNED FROM FILM

78388	Eastman Kodak Company	US	6051532	09/193,342	11/16/1998	4/18/2000	POLYMERIC ABSORBER FOR LASER-COLORANT TRANSFER

78393	Eastman Kodak Company	US	6319660	09/358,057	7/21/1999	11/20/2001	COLOR PHOTOGRAPHIC ELEMENT CONTAINING SPEED IMPROVING COMPOUND

78393	Eastman Kodak Company	US	6455242	09/954,704	9/18/2001	9/24/2002	COLOR PHOTOGRAPHIC ELEMENT CONTAINING SPEED IMPROVING COMPOUND

78395	Eastman Kodak Company	US	6201125	09/473,636	12/28/1999	3/13/2001	COMPOUNDS AND SYNTHESIS PROCESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78418	Eastman Kodak Company	DE	69910326.6	99203281.3	10/7/1999	8/13/2003	OPTICAL APPARATUS AND METHOD FOR INCREASING INTENSITY OF MULTIMODE LASER BEAMS AND A PRINTER FOR PRINTING LENTICULAR IMAGES UTILIZING SUCH LASER BEAMS

78418	Eastman Kodak Company	FR	0996022	99203281.3	10/7/1999	8/13/2003	OPTICAL APPARATUS AND METHOD FOR INCREASING INTENSITY OF MULTIMODE LASER BEAMS AND A PRINTER FOR PRINTING LENTICULAR IMAGES UTILIZING SUCH LASER BEAMS

78418	Eastman Kodak Company	GB	0996022	99203281.3	10/7/1999	8/13/2003	OPTICAL APPARATUS AND METHOD FOR INCREASING INTENSITY OF MULTIMODE LASER BEAMS AND A PRINTER FOR PRINTING LENTICULAR IMAGES UTILIZING SUCH LASER BEAMS

78418	Eastman Kodak Company	JP	4767380	11-291550	10/13/1999	6/24/2011	OPTICAL APPARATUS AND METHOD FOR INCREASING INTENSITY OF MULTIMODE LASER BEAMS AND A PRINTER FOR PRINTING LENTICULAR IMAGES UTILIZING SUCH LASER BEAMS

78418	Eastman Kodak Company	US	6191802	09/175,735	10/20/1998	2/20/2001	OPTICAL APPARATUS AND METHOD FOR INCREASING INTENSITY OF MULTIMODE LASER BEAMS AND A PRINTER FOR PRINTING LENTICULAR IMAGES UTILIZING SUCH LASER BEAMS

78431	Eastman Kodak Company	US	6110656	09/161,881	9/28/1998	8/29/2000	COLLOIDAL VANADIUM OXIDE HAVING IMPROVED STABILITY

78433	Eastman Kodak Company	GB	2350006	0002914.0	2/10/2000	5/7/2003	AN IMAGE CAPTURE DEVICE HAVING A SCANNING MODE SWITCHING CAPABILITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78433	Eastman Kodak Company	JP	4642965	2000-70911	3/14/2000	12/10/2010	AN IMAGE CAPTURE DEVICE HAVING A SCANNING MODE SWITCHING AND OR TOGGLE CAPABILITY

78433	Eastman Kodak Company	US	6456403	09/272,105	3/19/1999	9/24/2002	AN IMAGE CAPTURE DEVICE HAVING A SCANNING MODE SWITCHING CAPABILITY

78434	Eastman Kodak Company	US	6317223	09/211,600	12/14/1998	11/13/2001	AN IMAGE PROCESSING SYSTEM FOR REDUCING VERTICALLY DISPOSED PATTERNS ON IMAGES PRODUCED BY SCANNING

78435	Eastman Kodak Company	DE		19956158.3	11/23/1999		A REGION-BASED IMAGE BINARIZATION SYSTEM

78435	Eastman Kodak Company	JP	4261005	11-343264	12/2/1999	2/20/2009	A REGION-BASED IMAGE BINARIZATION SYSTEM

78435	Eastman Kodak Company	US	6393150	09/205,948	12/4/1998	5/21/2002	A REGION-BASED IMAGE BINARIZATION SYSTEM

78444	Eastman Kodak Company	US	6352805	09/669,299	9/25/2000	3/5/2002	PHOTOCROSSLINKABLE LATEX PROTECTIVE OVERCOAT FOR IMAGING ELEMENTS

78445	Eastman Kodak Company	US	6395459	09/676,865	9/29/2000	5/28/2002	A METHOD OF FORMING A PROTECTIVE OVERCOAT FOR IMAGED ELEMENTS AND RELATED ARTICLES

78447	Eastman Kodak Company	US	6078156	09/165,981	10/2/1998	6/20/2000	METHOD AND APPARATUS FOR IMPROVED ELECTRONIC BRAKING OF A DC MOTOR

78455	Eastman Kodak Company	US	5968724	09/177,154	10/22/1998	10/19/1999	SILVER HALIDE PHOTOGRAPHIC ELEMENTS WITH REDUCED FOG

78463	Eastman Kodak Company	US	6108930	09/274,418	3/23/1999	8/29/2000	APPARATUS FOR CONTROLLING WIDTHWISE EXPANSION OF A CONVEYED WEB

78475	Eastman Kodak Company	US	6069748	09/175,861	10/20/1998	5/30/2000	LASER LINE GENERATOR SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78476	Eastman Kodak Company	DE	69909210.8	99203150.0	9/27/1999	7/2/2003	A PRINTER FOR FORMING A FULL-WIDTH IMAGE ON A RECEIVER EXCLUSIVE OF A TRANSVERSE SIDE OF THE RECEIVER, AND METHOD OF ASSEMBLING THE PRINTER

78476	Eastman Kodak Company	FR	0992347	99203150.0	9/27/1999	7/2/2003	A PRINTER FOR FORMING A FULL-WIDTH IMAGE ON A RECEIVER EXCLUSIVE OF A TRANSVERSE SIDE OF THE RECEIVER, AND METHOD OF ASSEMBLING THE PRINTER

78476	Eastman Kodak Company	GB	0992347	99203150.0	9/27/1999	7/2/2003	A PRINTER FOR FORMING A FULL-WIDTH IMAGE ON A RECEIVER EXCLUSIVE OF A TRANSVERSE SIDE OF THE RECEIVER, AND METHOD OF ASSEMBLING THE PRINTER

78476	Eastman Kodak Company	JP	4382928	11-287527	10/8/1999	10/2/2009	A PRINTER FOR FORMING A FULL-WIDTH IMAGE ON A RECEIVER EXCLUSIVE OF A TRANSVERSE SIDE OF THE RECEIVER, AND METHOD OF ASSEMBLING THE PRINTER

78476	Eastman Kodak Company	US	6168259	09/169,054	10/9/1998	1/2/2001	A PRINTER FOR FORMING A FULL-WIDTH IMAGE ON A RECEIVER EXCLUSIVE OF A TRANSVERSE SIDE OF THE RECEIVER, AND METHOD OF ASSEMBLING THE PRINTER

78477	Eastman Kodak Company	US	6014257	09/173,072	10/14/1998	1/11/2000	LIGHT MODULATOR

78478	Eastman Kodak Company	US	5991079	09/172,463	10/14/1998	11/23/1999	METHOD OF MAKING A LIGHT MODULATOR

78479	Eastman Kodak Company	US	6145952	09/174,794	10/19/1998	11/14/2000	A SELF-CLEANING INK JET PRINTER AND METHOD OF ASSEMBLING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78488	Eastman Kodak Company	US	6168911	09/216,369	7/14/2000	1/2/2001	IMPROVED FORMULATIONS FOR PREPARING METAL OXIDE-BASED PIGMENT-BINDER TRANSPARENT ELECTRICALLY CONDUCTIVE LAYERS

78489	Eastman Kodak Company	US	6308601	09/196,092	11/10/2000	10/30/2001	APPARATUS AND METHOD FOR SLITTING A SHEET OF WEB MATERIAL

78496	Eastman Kodak Company	US	6092796	09/172,382	10/14/1998	7/25/2000	MULTI POSITION PART HOLDER FOR ROBOTIC APPLICATIONS

78500	Eastman Kodak Company	US	6061166	09/173,331	10/15/1998	5/9/2000	DIFFRACTIVE LIGHT MODULATOR

78512	Eastman Kodak Company	US	6271936	09/210,311	12/11/1998	8/7/2001	COMBINING ERROR DIFFUSION, DITHERING AND OVER-MODULATION FOR SMOOTH MULTILEVEL PRINTING

78523	Eastman Kodak Company	US	5992973	09/175,488	10/20/1998	11/30/1999	INK JET PRINTING REGISTERED COLOR IMAGES

78527	Eastman Kodak Company	US	6350007	09/174,796	8/15/2000	2/26/2002	A SELF-CLEANING INK JET PRINTER USING ULTRASONICS AND METHOD OF ASSEMBLING SAME

78532	Eastman Kodak Company	DE	69901998.2	99204215.0	12/9/1999	7/3/2002	CONTINUOUS INK JET PRINT HEAD HAVING MULTI-SEGMENT HEATERS

78532	Eastman Kodak Company	FR	1016527	99204215.0	12/9/1999	7/3/2002	CONTINUOUS INK JET PRINT HEAD HAVING MULTI-SEGMENT HEATERS

78532	Eastman Kodak Company	GB	1016527	99204215.0	12/9/1999	7/3/2002	CONTINUOUS INK JET PRINT HEAD HAVING MULTI-SEGMENT HEATERS

78532	Eastman Kodak Company	JP	4615651	1999-333446	11/24/1999	10/29/2010	CONTINUOUS INK JET PRINT HEAD HAVING MULTI-SEGMENT HEATERS

78532	Eastman Kodak Company	US	6217163	09/221,342	12/28/1998	4/17/2001	CONTINUOUS INK JET PRINT HEAD HAVING MULTI-SEGMENT HEATERS

78535	Eastman Kodak Company	US	6101039	09/399,835	9/21/1999	8/8/2000	LENTICULAR IMAGE PRODUCT HAVING CONTACT SPOT SUPPRESSION

78544	Eastman Kodak Company	US	6298154	09/280,100	3/29/1999	10/2/2001	METHOD FOR RENDERING IMPROVED PERSONAL HANDWRITING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78549	Eastman Kodak Company	US	6089696	09/188,574	11/9/1998	7/18/2000	AN INK JET PRINTER CAPABLE OF INCREASING SPATIAL RESOLUTION OF A PLURALITY OF MARKS TO BE PRINTED THEREBY AND METHOD OF ASSEMBLING THE PRINTER

78577	Eastman Kodak Company	US	6312090	09/221,241	12/28/1998	11/6/2001	AN INK JET PRINTER WITH WIPER BLADE CLEANING MECHANISM AND METHOD OF ASSEMBLING THE PRINTER

78577	Eastman Kodak Company	US	6511151	09/736,089	12/13/2000	1/28/2003	AN INK JET PRINTER AND CLEANING BLADE AND METHOD OF CLEANING

78578	Eastman Kodak Company	US	6164751	09/221,526	12/28/1998	12/26/2000	AN INK JET PRINTER WITH WIPER BLADE AND VACUUM CANOPY CLEANING MECHANISM AND METHOD OF ASSEMBLING THE PRINTER

78579	Eastman Kodak Company	DE	69927655.1	99203709.3	11/8/1999	10/12/2005	AN INK JET PRINTER WITH CLEANING MECHANISM AND METHOD OF ASSEMBLING SAME

78579	Eastman Kodak Company	FR	1002649	99203709.3	11/8/1999	10/12/2005	AN INK JET PRINTER WITH CLEANING MECHANISM AND METHOD OF ASSEMBLING SAME

78579	Eastman Kodak Company	GB	1002649	99203709.3	11/8/1999	10/12/2005	AN INK JET PRINTER WITH CLEANING MECHANISM AND METHOD OF ASSEMBLING SAME

78579	Eastman Kodak Company	JP	4160221	11-320272	11/10/1999	7/25/2008	AN INK JET PRINTER WITH CLEANING MECHANISM AND METHOD OF ASSEMBLING SAME

78579	Eastman Kodak Company	US	6347858	09/195,727	11/18/1998	2/19/2002	AN INK JET PRINTER WITH CLEANING MECHANISM AND METHOD OF ASSEMBLING SAME

78579	Eastman Kodak Company	US	6435647	09/847,833	5/2/2001	8/20/2002	AN INK JET PRINTER WITH CLEANING MECHANISM AND METHOD OF ASSEMBLING SAME

78583	Eastman Kodak Company	US	6075656	09/188,420	11/9/1998	6/13/2000	A HIGH NUMERICAL APERTURE OBJECTIVE LENS

78586	Eastman Kodak Company	US	6001161	09/203,254	12/1/1998	12/14/1999	METAL COMPLEX FOR INK JET INK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78589	Eastman Kodak Company	DE	69911144.7	99203710.1	11/8/1999	9/10/2003	METHOD FOR PREPARING AN INK
							JET RECORDING ELEMENT

78589	Eastman Kodak Company	JP	4335388	11-325248	11/16/1999	7/3/2009	METHOD FOR MAKING AN INK JET
							RECORDING ELEMENT

78589	Eastman Kodak Company	US	6020032	09/193,641	11/18/1998	2/1/2000	METHOD FOR PREPARING AN INK
							JET RECORDING ELEMENT

78592	Eastman Kodak Company	JP	4519968	11-359868	12/17/1999	5/28/2010	MANUFACTURE OF
							ELECTROMECHANICAL GRATING
							APPARATUS PROCESS FOR
							MANUFACTURING AN ELECTRO-
							MECHANICAL GRATING DEVICE
							(original)

78592	Eastman Kodak Company	US	6238581	09/216,202	12/18/1998	5/29/2001	PROCESS FOR MANUFACTURING AN
							ELECTRO-MECHANICAL GRATING
							DEVICE

78593	Eastman Kodak Company	DE	69909727.4	99204209.3	12/9/1999	7/23/2003	METHOD FOR PRODUCING CO-
							PLANAR SURFACE STRUCTURES

78593	Eastman Kodak Company	FR	1016620	99204209.3	12/9/1999	7/23/2003	METHOD FOR PRODUCING CO-
							PLANAR SURFACE STRUCTURES

78593	Eastman Kodak Company	GB	1016620	99204209.3	12/9/1999	7/23/2003	METHOD FOR PRODUCING CO-
							PLANAR SURFACE STRUCTURES

78593	Eastman Kodak Company	JP	4588147	1999-356802	12/16/1999	9/17/2010	METHOD TO MANUFACTURE
							FLATTENED SURFACE STRUCTURE

78593	Eastman Kodak Company	US	6284560	09/215,973	12/18/1998	9/4/2001	METHOD FOR PRODUCING CO-
							PLANAR SURFACE STRUCTURES

78593	Eastman Kodak Company	US	6426237	09/867,928	5/30/2001	7/30/2002	A METHOD FOR PRODUCING
							OPTICALLY PLANAR SURFACES FOR
							MICRO-ELECTROMECHANICAL
							SYSTEM DEVICES

78594	Eastman Kodak Company	US	6172796	09/216,559	12/18/1998	1/9/2001	A MULTILEVEL ELECTRO-
							MECHANICAL GRATING DEVICE AND
							A METHOD FOR OPERATING A
							MULTILEVEL MECHANICAL AND
							ELECTRO-MECHANICAL GRATING
							DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78595	Eastman Kodak Company	US	6144481	09/215,106	12/18/1998	11/7/2000	METHOD AND SYSTEM FOR ACTUATING ELECTRO-MECHANICAL RIBBON ELEMENTS IN ACCORDANCE TO A DATA STREAM

78596	Eastman Kodak Company	DE	69901420.4	99204210.1	12/9/1999	5/8/2002	A MULTI-LEVEL MECHANICAL
							GRATING DEVICE

78596	Eastman Kodak Company	JP	4409689	11-353570	12/13/1999	11/20/2009	A MULTI-LEVEL MECHANICAL
							GRATING DEVICE

78596	Eastman Kodak Company	US	6335831	09/216,375	12/14/2000	1/1/2002	A MULTI-LEVEL MECHANICAL
							GRATING DEVICE

78601	Eastman Kodak Company	US	6126283	09/182,711	10/29/1998	10/3/2000	FORMAT FLEXIBLE INK JET PRINTING

78602	Eastman Kodak Company	US	6170943	09/182,351	10/29/1998	1/9/2001	LARGE AND SMALL FORMAT INK JET PRINTING APPARATUS

78610	Eastman Kodak Company	US	6051531	09/192,769	11/16/1998	4/18/2000	POLYMERIC ABSORBER FOR LASER- COLORANT TRANSFER

78611	Eastman Kodak Company	US	6096685	09/203,858	12/2/1998	8/1/2000	CROSS-LINKED RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

78614	Eastman Kodak Company	US	6177141	09/396,098	9/15/1999	1/23/2001	METHOD AND APPARATUS FOR COATING A LIQUID COMPOSITION TO A WEB

78625	Eastman Kodak Company	DE	69900628.7	99203420.7	10/18/1999	12/19/2001	INTERFEROMETRIC THICKNESS PROFILES WITH MAINTENANCE OF A FLATNESS OF THE MOVING MATERIAL

78625	Eastman Kodak Company	FR	0997702	99203420.7	10/18/1999	12/19/2001	INTERFEROMETRIC THICKNESS PROFILES WITH MAINTENANCE OF A FLATNESS OF THE MOVING MATERIAL

78625	Eastman Kodak Company	GB	0997702	99203420.7	10/18/1999	12/19/2001	INTERFEROMETRIC THICKNESS PROFILES WITH MAINTENANCE OF A FLATNESS OF THE MOVING MATERIAL

78625	Eastman Kodak Company	US	6038027	09/216,045	12/18/1998	3/14/2000	METHOD FOR MEASURING
							MATERIAL THICKNESS PROFILES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78626	Eastman Kodak Company	US	6034772	09/216,044	12/18/1998	3/7/2000	METHOD FOR PROCESSING INTERFEROMETRIC MEASUREMENT DATA

78628	Eastman Kodak Company	DE	69900312.1	99203424.9	10/18/1999	9/26/2001	INTERFEROMETRIC THICKNESS PROFILES WITH A FLATNESS MAINTAINING CHANNEL FOR THE MOVING MATERIAL

78628	Eastman Kodak Company	FR	0997703	99203424.9	10/18/1999	9/26/2001	INTERFEROMETRIC THICKNESS PROFILES WITH A FLATNESS MAINTAINING CHANNEL FOR THE MOVING MATERIAL

78628	Eastman Kodak Company	GB	0997703	99203424.9	10/18/1999	9/26/2001	INTERFEROMETRIC THICKNESS PROFILES WITH A FLATNESS MAINTAINING CHANNEL FOR THE MOVING MATERIAL

78628	Eastman Kodak Company	US	6067161	09/216,094	12/18/1998	5/23/2000	APPARATUS FOR MEASURING MATERIAL THICKNESS PROFILES

78635	Eastman Kodak Company	US	6037735	09/260,615	3/1/1999	3/14/2000	SLOW-SPEED SERVOMECHANISM

78652	Eastman Kodak Company	US	6241337	09/221,937	12/28/1998	6/5/2001	AN INK JET PRINTER WITH CLEANING MECHANISM HAVING A WIPER BLADE AND TRANSDUCER AND METHOD OF ASSEMBLING THE PRINTER

78657	Eastman Kodak Company	DE	69919496.2	99204208.5	12/9/1999	8/18/2004	A MECHANICAL GRATING DEVICE

78657	Eastman Kodak Company	FR	1014117	99204208.5	12/9/1999	8/18/2004	A MECHANICAL GRATING DEVICE

78657	Eastman Kodak Company	GB	1014117	99204208.5	12/9/1999	8/18/2004	A MECHANICAL GRATING DEVICE

78657	Eastman Kodak Company	JP	4410891	1999-359888	12/17/1999	11/20/2009	A MECHANICAL GRATING DEVICE

78657	Eastman Kodak Company	US	6252697	09/216,289	12/18/1998	6/26/2001	A MECHANICAL GRATING DEVICE

78664	Eastman Kodak Company	US	6030438	09/203,260	12/1/1998	2/29/2000	ADDITIVE FOR INK JET INK

78685	Eastman Kodak Company	US	7517168	09/213,169	11/30/2000	4/14/2009	SYSTEM FOR DISPLAYING, STORING AND RETRIEVING IMAGES

78688	Eastman Kodak Company	US	6025119	09/216,187	12/18/1998	2/15/2000	ANTISTATIC LAYER FOR IMAGING ELEMENT

78695	Eastman Kodak Company	DE	69911157.9	99204246.5	12/13/1999	9/10/2003	INK JET RECORDING ELEMENT

78695	Eastman Kodak Company	FR	1016545	99204246.5	12/13/1999	9/10/2003	INK JET RECORDING ELEMENT

78695	Eastman Kodak Company	GB	1016545	99204246.5	12/13/1999	9/10/2003	INK JET RECORDING ELEMENT

78695	Eastman Kodak Company	JP	4372930	11-373102	12/28/1999	9/11/2009	INK JET RECORDING ELEMENT

78695	Eastman Kodak Company	US	6110601	09/224,531	12/31/1998	8/29/2000	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78702	Eastman Kodak Company	US	6181458	09/216,054	12/18/1998	1/30/2001	A MECHANICAL GRATING DEVICE WITH OPTICAL COATING AND METHOD OF MAKING MECHANICAL GRATING DEVICE WITH OPTICAL COATING

78703	Eastman Kodak Company	US	6208827	09/197,367	11/20/1998	3/27/2001	IMPROVED DUAL FUNCTION AIR SKIVE ASSEMBLY FOR REPRODUCTION APPARATUS FUSER ROLLERS

78704	Eastman Kodak Company	US	6029039	09/197,259	11/20/1998	2/22/2000	RETRACTABLE CONTACT SKIVE ASSEMBLY FOR REPRODUCTION APPARATUS FUSER ROLLERS

78705	Eastman Kodak Company	DE	69935395.5	99203807.5	11/15/1999	3/7/2007	A SELF-CLEANING INK JET PRINTER WITH REVERSE FLOW AND METHOD OF ASSEMBLING THE PRINTER

78705	Eastman Kodak Company	FR	1005997	99203807.5	11/15/1999	3/7/2007	A SELF-CLEANING INK JET PRINTER WITH REVERSE FLOW AND METHOD OF ASSEMBLING THE PRINTER
78705	Eastman Kodak Company	GB	1005997	99203807.5	11/15/1999	3/7/2007	A SELF-CLEANING INK JET PRINTER WITH REVERSE FLOW AND METHOD OF ASSEMBLING THE PRINTER

78705	Eastman Kodak Company	US	6142601	09/205,946	12/4/1998	11/7/2000	A SELF-CLEANING INK JET PRINTER WITH REVERSE FLOW AND METHOD OF ASSEMBLING THE PRINTER

78706	Eastman Kodak Company	US	6183057	09/206,272	12/4/1998	2/6/2001	A SELF-CLEANING INK JET PRINTER HAVING ULTRASONICS WITH REVERSE FLOW AND METHOD OF ASSEMBLING THE PRINTER

78725	Eastman Kodak Company	US	6149256	09/198,746	11/24/1998	11/21/2000	INSERTABLE CARTRIDGE FOR DIGITAL CAMERA WITH INK JET PRINTER

78729	Eastman Kodak Company	US	6052546	09/197,686	11/20/1998	4/18/2000	FUSER FOR REPRODUCTION APPARATUS WITH MINIMIZED TEMPERATURE DROOP

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78730	Eastman Kodak Company	US	6016410	09/197,365	11/20/1998	1/18/2000	FUSER FOR REPRODUCTION APPARATUS WITH MINIMIZED TEMPERATURE DROOP

78746	Eastman Kodak Company	US	6141139	09/201,500	11/30/1998	10/31/2000	METHOD OF MAKING A BISTABLE MICROMAGNETIC LIGHT MODULATOR

78751	Eastman Kodak Company	JP	4226749	2000-34327	2/7/2000	12/5/2008	ELECTROPHOTOGRAPHIC CHARGE GENERATING ELEMENT

78751	Eastman Kodak Company	US	6187491	09/246,639	5/8/2000	2/13/2001	ELECTROPHOTOGRAPHIC CHARGE GENERATING ELEMENT CONTAINING ACID SCAVENGER IN OVERCOAT

78753	Eastman Kodak Company	US	6400386	09/547,603	4/12/2000	6/4/2002	METHOD OF PRINTING A FLUORESCENT IMAGE SUPERIMPOSED ON A COLOR IMAGE

78757	Eastman Kodak Company	US	6234620	09/342,371	6/29/1999	5/22/2001	CONTINUOUS INKJET PRINTER CATCHER AND METHOD FOR MAKING SAME

78758	Eastman Kodak Company	US	6202550	09/223,258	4/5/2000	3/20/2001	A PRINTER AND METHOD FOR PRINTING INDICIA ON A DISK

78773	Eastman Kodak Company	US	6367922	09/216,531	2/13/2001	4/9/2002	INK JET PRINTING PROCESS

78784	Eastman Kodak Company	US	6273542	09/218,690	12/22/1998	8/14/2001	METHOD OF COMPENSATING FOR MALPERFORMING NOZZLES IN AN INKJET PRINTER

78805	Eastman Kodak Company	US	6067183	09/208,563	12/9/1998	5/23/2000	LIGHT MODULATOR WITH SPECIFIC ELECTRODE CONFIGURATIONS

78810	Eastman Kodak Company	US	6267464	09/221,349	12/28/1998	7/31/2001	SELF CLEANING INK JET PRINTHEAD CARTRIDGES

78811	Eastman Kodak Company	US	6595617	09/751,620	12/29/2000	7/22/2003	SELF-CLEANING PRINTER AND PRINT HEAD AND METHOD FOR MANUFACTURING SAME

78816	Eastman Kodak Company	US	6250740	09/221,219	12/23/1998	6/26/2001	PAGEWIDTH IMAGE FORMING SYSTEM AND METHOD

78821	Eastman Kodak Company	US	6038057	09/215,728	12/18/1998	3/14/2000	METHOD AND SYSTEM FOR ACTUATING ELECTRO-MECHANICAL RIBBON ELEMENTS IN ACCORDANCE TO A DATA STREAM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78823	Eastman Kodak Company	DE	69926205.4	99203956.0	11/25/1999	7/20/2005	AN ARTIFACT REMOVAL TECHNIQUE FOR SKEW CORRECTED IMAGES

78823	Eastman Kodak Company	JP	4256042	11-318785	11/9/1999	2/6/2009	AN ARTIFACT REMOVAL TECHNIUE FOR SKEW CORRECTED IMAGES

78823	Eastman Kodak Company	US	6282326	09/211,125	12/14/1998	8/28/2001	AN ARTIFACT REMOVAL TECHNIUE FOR SKEW CORRECTED IMAGES

78825	Eastman Kodak Company	US	6140036	09/259,992	5/8/2000	10/31/2000	PHOTOGRAPHIC MATERIAL HAVING IMPROVED COLOR REPRODUCTION

78826	Eastman Kodak Company	US	6168256	09/222,752	12/29/1998	1/2/2001	A SELF-CLEANING INK JET PRINTER WITH OSCILLATING SEPTUM AND METHOD OF ASSEMBLING THE PRINTER

78827	Eastman Kodak Company	US	6286929	09/222,409	10/10/2000	9/11/2001	A SELF-CLEANING INK JET PRINTER WITH OSCILLATING SEPTUM AND ULTRASONICS AND METHOD OF ASSEMBLING THE PRINTER

78828	Eastman Kodak Company	US	6152999	09/300,829	4/27/1999	11/28/2000	COLOR PIGMENTED INK JET INK SET

78832	Eastman Kodak Company	DE	60008690.9	00204335.4	12/5/2000	3/3/2004	ELEMENT FOR DEFLECTING EXCESS LIQUID FROM A COATING SURFACE

78832	Eastman Kodak Company	GB	1116585	00204335.4	12/5/2000	3/3/2004	ELEMENT FOR DEFLECTING EXCESS LIQUID FROM A COATING SURFACE

78832	Eastman Kodak Company	US	6582515	09/461,964	6/6/2002	6/24/2003	ELEMENT FOR DEFLECTING EXCESS LIQUID FROM A COATING SURFACE

78841	Eastman Kodak Company	US	6183058	09/407,451	9/28/1999	2/6/2001	A SELF-CLEANING INK JET PRINTER SYSTEM WITH REVERSE FLUID FLOW AND METHOD OF ASSEMBLING THE PRINTER SYSTEM

78845	Eastman Kodak Company	US	6213288	09/212,666	12/16/1998	4/10/2001	PUCK DELIVERY SYSTEM

78846	Eastman Kodak Company	US	6224202	09/216,203	12/18/1998	5/1/2001	INK JET PRINTING METHOD

78848	Eastman Kodak Company	US	6552824	09/213,636	12/26/2001	4/22/2003	METHOD OF PROCESSING PIXELS WITH BINARY OR MULTIBIT ERROR DIFFUSION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78849	Eastman Kodak Company	US	6517909	09/697,526	10/26/2000	2/11/2003	METHOD FOR USING A PATTERNED BACKING ROLLER FOR CURTAIN COATING A LIQUID COMPOSITION TO A WEB

78853	Eastman Kodak Company	US	6048679	09/221,639	12/28/1998	4/11/2000	ANTISTATIC LAYER COATING COMPOSITIONS

78854	Eastman Kodak Company	US	6407160	09/221,469	1/19/2001	6/18/2002	NON-AQUEOUS COMPOSITE WAX PARTICLE DISPERSION

78861	Eastman Kodak Company	US	6179978	09/249,831	2/12/1999	1/30/2001	A MANDREL FOR FORMING A NOZZLE PLATE HAVING A NON-WETTING SURFACE OF UNIFORM THICKNESS AND AN ORIFICE WALL OF TAPERED CONTOUR, AND METHOD OF MAKING THE MANDREL

78861	Eastman Kodak Company	US	6406607	09/709,082	11/10/2000	6/18/2002	METHOD FOR FORMING A NOZZLE PLATE HAVING A NON-WETTING SURFACE OF UNIFORM THICKNESS AND AN ORIFICE WALL OF TAPERED CONTOUR, AND NOZZLE PLATE

78867	Eastman Kodak Company	US	5976251	09/213,564	12/17/1998	11/2/1999	INLET FOR INTRODUCING WATER TO WIRE EDGE GUIDES FOR CURTAIN COATING

78868	Eastman Kodak Company	US	6233087	09/216,374	12/18/1998	5/15/2001	AN ELECTRO-MECHANICAL GRATING DEVICE

78872	Eastman Kodak Company	US	6426737	09/215,830	12/18/1998	7/30/2002	FORMING IMAGES BY FIELD-DRIVEN RESPONSIVE LIGHT-ABSORBING PARTICLES

78884	Eastman Kodak Company	US	6034457	09/221,510	12/28/1998	3/7/2000	MAGNETIC DRIVE APPARATUS FOR WEB TRANSPORT

78890	Eastman Kodak Company	US	6290323	09/407,448	9/28/1999	9/18/2001	A SELF-CLEANING INK JET PRINTER SYSTEM WITH REVERSE FLUID FLOW AND ROTATING ROLLER AND METHOD OF ASSEMBLING THE PRINTER SYSTEM

78892	Eastman Kodak Company	US	6325490	09/224,533	12/31/1998	12/4/2001	NOZZLE PLATE WITH MIXED SELF-ASSEMBLED MONOLAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78893	Eastman Kodak Company	US	6354689	09/218,615	4/18/2001	3/12/2002	METHOD OF COMPENSATING FOR MALPERFORMING NOZZLES IN A MULTITONE INKJET PRINTER

78897	Eastman Kodak Company	US	6087054	09/217,030	12/21/1998	7/11/2000	DETECTION AND CORRECTION OF SKEW BETWEEN A REFERENCE AND LENTICULES IN LENTICULAR MATERIAL

78902	Eastman Kodak Company	US	6243194	09/216,331	12/18/1998	6/5/2001	A MECHANICAL GRATING DEVICE

78924	Eastman Kodak Company	US	6316081	09/335,404	6/17/1999	11/13/2001	PHOTOGRAPHIC JACKET AND ALBUM

78931	Eastman Kodak Company	DE	69902572.9	99204206.9	12/8/1999	8/21/2002	CONTINUOUS INK JET PRINT HEAD HAVING POWER-ADJUSTABLE SEGMENTED HEATERS

78931	Eastman Kodak Company	FR	1016526	99204206.9	12/8/1999	8/21/2002	CONTINUOUS INK JET PRINT HEAD HAVING POWER-ADJUSTABLE SEGMENTED HEATERS

78931	Eastman Kodak Company	GB	1016526	99204206.9	12/8/1999	8/21/2002	CONTINUOUS INK JET PRINT HEAD HAVING POWER-ADJUSTABLE SEGMENTED HEATERS

78931	Eastman Kodak Company	JP	4308393	11-375594	12/28/1999	5/15/2009	CONTINUOUS INK JET PRINT HEAD HAVING POWER-ADJUSTABLE SEGMENTED HEATERS

78931	Eastman Kodak Company	US	6213595	09/221,256	12/28/1998	4/10/2001	CONTINUOUS INK JET PRINT HEAD HAVING POWER-ADJUSTABLE SEGMENTED HEATERS

78932	Eastman Kodak Company	US	6209999	09/219,694	12/23/1998	4/3/2001	PRINTING APPARATUS WITH HUMIDITY-CONTROLLED RECEIVER TRAY

78948	Eastman Kodak Company	US	6132947	09/266,233	3/10/1999	10/17/2000	CYAN COUPLER, SOLVENT, AND STABILIZER-CONTAINING PHOTOGRAPHIC ELEMENT AND PROCESS

78958	Eastman Kodak Company	US	6203917	09/224,388	12/31/1998	3/20/2001	CONFORMABLE POLY(DIMETHYLSILOXANE) COATING AS INTERMEDIATE LAYER FOR FUSER MEMBERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
78961	Eastman Kodak Company	US	6802588	10/228,647	8/26/2002	10/12/2004	FLUID JET APPARATUS AND METHOD FOR CLEANING INKJET PRINTHEADS

78963	Eastman Kodak Company	DE	60034508.4	00201973.5	6/5/2000	4/25/2007	MULTI-FLUIDIC CLEANING FOR INK JET PRINTHEADS

78963	Eastman Kodak Company	GB	1060894	00201973.5	6/5/2000	4/25/2007	MULTI-FLUIDIC CLEANING FOR INK JET PRINTHEADS

78963	Eastman Kodak Company	JP	4418087	2000-181630	6/16/2000	12/4/2009	MULTI-FLUIDIC CLEANING FOR INK JET PRINTHEADS

78963	Eastman Kodak Company	US	6196657	09/334,374	6/16/1999	3/6/2001	MULTI-FLUIDIC CLEANING FOR INK JET PRINTHEADS

78964	Eastman Kodak Company	US	6517188	09/641,107	8/17/2000	2/11/2003	INK JET PRINT HEAD CLEANING

78966	Eastman Kodak Company	DE	60009196.1	00201541.0	4/28/2000	3/24/2004

78966	Eastman Kodak Company	JP	4355424	2000-137012	5/10/2000	8/7/2009	SELF-CLEANING INK PRINTING PRINTER WITH GUTTER CLEANING STRUCTURE AND METHOD OF ASSEMBLING THE PRINTER

78966	Eastman Kodak Company	US	6283575	09/307,876	5/10/1999	9/4/2001	INK PRINTING PRINT HEAD WITH GUTTER CLEANING STRUCTURE AND METHOD OF ASSEMBLING THE PRINTER

78967	Eastman Kodak Company	US	6273552	09/249,191	2/12/1999	8/14/2001	IMAGE FORMING SYSTEM INCLUDING A PRINT HEAD HAVING A PLURALITY OF INK CHANNEL PISTONS, AND METHOD OF ASSEMBLING THE SYSTEM AND PRINT HEAD

78984	Eastman Kodak Company	US	6470145	09/229,692	1/13/1999	10/22/2002	ONE-TIME-USE CAMERA WITH ELECTRONIC FLASH HAVING FILM IDENTIFYING INDICIA

79000	Eastman Kodak Company	US	6593073	09/467,613	9/4/2002	7/15/2003	CORE/SHELL EMULSIONS WITH ENHANCED PHOTOGRAPHIC RESPONSE

79021	Eastman Kodak Company	US	6097890	09/234,603	1/21/1999	8/1/2000	ONE-TIME-USE CAMERA WITH FRACTURE LINE OF WEAKNESS NON-COINCIDENT TO PIVOT AXIS OF FILM DOOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79021	Eastman Kodak Company	US	6151449	09/535,202	3/27/2000	11/21/2000	ONE-TIME-USE CAMERA WITH FRACTURE LINE OF WEAKNESS NON-COINCIDENT TO PIVOT AXIS OF FILM DOOR

79023	Eastman Kodak Company	US	D413614	29/099,564	1/22/1999	9/7/1999	CAMERA WITH FLIP-UP FLASH

79024	Eastman Kodak Company	US	D413435	29/099,563	1/22/1999	9/7/1999	HOLSTER FOR CAMERA

79031	Eastman Kodak Company	US	6290749	09/456,643	12/8/1999	9/18/2001	PREPARATION OF ULTRA-PURE SILVER METAL

79055	Eastman Kodak Company	US	6310626	09/256,798	2/24/1999	10/30/2001	SYSTEM FOR MODELING A COLOR IMAGING DEVICE

79057	Eastman Kodak Company	CN	00101092.1	00101092.1	1/12/2000	12/8/2004	METHOD AND APPARATUS FOR PRINTING DIGITAL IMAGES

79057	Eastman Kodak Company	US	6381033	09/249,172	2/12/1999	4/30/2002	METHOD AND APPARATUS FOR PRINTING DIGITAL IMAGES

79069	Eastman Kodak Company	CN	ZL00101091.3	00101091.3	1/12/2000	2/1/2006	METHOD AND APPARATUS FOR PRINTING DIGITAL IMAGES

79069	Eastman Kodak Company	US	6574373	09/249,573	2/12/1999	6/3/2003	METHOD AND APPARATUS FOR PRINTING DIGITAL IMAGES

79069	Eastman Kodak Company	US	7355746	09/975,903	10/12/2001	4/8/2008	METHOD AND APPARATUS FOR PRINTING AND/OR DISPLAYING DIGITAL IMAGES

79090	Eastman Kodak Company	DE	60030795.6	00200974.4	3/17/2000	9/20/2006	MODULATOR FOR OPTICAL PRINTING

79090	Eastman Kodak Company	FR	1041426	00200974.4	3/17/2000	9/20/2006	MODULATOR FOR OPTICAL PRINTING

79090	Eastman Kodak Company	GB	1041426	00200974.4	3/17/2000	9/20/2006	MODULATOR FOR OPTICAL PRINTING

79090	Eastman Kodak Company	JP	4357077	2000-90550	3/29/2000	8/14/2009	MODULATOR FOR OPTICAL PRINTING

79090	Eastman Kodak Company	US	6211997	09/283,068	3/31/1999	4/3/2001	MODULATOR FOR OPTICAL PRINTING

79092	Eastman Kodak Company	US	6143061	09/299,480	4/26/1999	11/7/2000	DELOCALIZED CATIONIC AZO DYE FOR INK JET INK

79096	Eastman Kodak Company	US	6069752	09/250,803	2/17/1999	5/30/2000	REPLACEABLE LASER AND MODULATOR UNIT

79101	Eastman Kodak Company	US	D432163	29/101,845	3/11/1999	10/17/2000	DESIGN OF A CABINETRY ENCLOSURE FOR A BUSINESS MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79106	Eastman Kodak Company	JP	4652521	2000-128964	4/25/2000	12/24/2010	CATIONIC AZO DYE FOR INK JET INK

79106	Eastman Kodak Company	US	6136080	09/299,412	4/26/1999	10/24/2000	CATIONIC AZO DYES FOR INK JET INK

79107	Eastman Kodak Company	US	6107018	09/250,200	2/16/1999	8/22/2000	HIGH CHLORIDE EMULSIONS DOPED WITH COMBINATION OF METAL COMPLEXES

79116	Eastman Kodak Company	US	6210851	09/451,554	12/1/1999	4/3/2001	ELECTROPHOTOGRAPHIC TONER SURFACE TREATED WITH SILICA MIXTURES

79121	Eastman Kodak Company	US	6197148	09/283,066	3/31/1999	3/6/2001	A WEB MATERIAL HAVING SPLICED JOINTS AND A METHOD FOR COATING A WEB MATERIAL HAVING SPLICED JOINTS

79128	Eastman Kodak Company	US	6278805	09/311,830	5/13/1999	8/21/2001	A SYSTEM FOR COMPOSING COLOR TRANSFORMS USING CLASS INFORMATION

79143	Eastman Kodak Company	US	6238584	09/257,895	3/2/1999	5/29/2001	FORMING INK JET NOZZLE PLATES

79144	Eastman Kodak Company	US	6214245	09/260,303	3/2/1999	4/10/2001	INK JET NOZZLE PLATES

79145	Eastman Kodak Company	US	6303042	09/260,698	3/2/1999	10/16/2001	MAKING INK JET NOZZLE PLATES

79158	Eastman Kodak Company	US	6272908	09/274,726	3/23/1999	8/14/2001	FLEXURAL PROBE AND METHOD FOR EXAMINING A MOVING SENSITIVE WEB SURFACE

79159	Eastman Kodak Company	US	6213324	09/441,985	11/17/1999	4/10/2001	PHOTOCHEMICAL FRANGIBLE CLOSURE

79161	Eastman Kodak Company	US	6312119	09/606,756	6/29/2000	11/6/2001	METHOD AND APPARATUS FOR FOAM REMOVAL IN AN INK CONTAINER

79162	Eastman Kodak Company	DE	60025569.7	00200975.1	3/17/2000	1/18/2006	LASER PRINTER UTILIZING A SPATIAL LIGHT MODULATOR

79162	Eastman Kodak Company	FR	1040927	00200975.1	3/17/2000	1/18/2006	LASER PRINTER UTILIZING A SPATIAL LIGHT MODULATOR

79162	Eastman Kodak Company	GB	1040927	00200975.1	3/17/2000	1/18/2006	LASER PRINTER UTILIZING A SPATIAL LIGHT MODULATOR

79162	Eastman Kodak Company	US	6169565	09/283,272	3/31/1999	1/2/2001	LASER PRINTER UTILIZING A SPATIAL LIGHT MODULATOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79163	Eastman Kodak Company	US	6479228	09/728,412	12/1/2000	11/12/2002	SCRATCH RESISTANT LAYER CONTAINING ELECTRONICALLY CONDUCTIVE POLYMER FOR IMAGING ELEMENTS

79177	Eastman Kodak Company	US	6208368	09/315,366	5/18/1999	3/27/2001	REMOVABLE LEAD SCREW ASSEMBLY FOR AN IMAGE PROCESSING APPARATUS

79178	Eastman Kodak Company	US	6017687	09/268,227	3/15/1999	1/25/2000	LOW REPLENISHMENT COLOR DEVELOPMENT USING CHLORIDE ION-FREE COLOR DEVELOPER CONCENTRATE

79180	Eastman Kodak Company	US	6186681	09/268,988	3/16/1999	2/13/2001	METHOD AND APPARATUS FOR PASTEURIZING FLUIDS

79210	Eastman Kodak Company	US	6152345	09/273,642	3/23/1999	11/28/2000	METHOD FOR CONTROLLING WIDTHWISE EXPANSION OF A CONVEYED WEB

79211	Eastman Kodak Company	US	6106166	09/292,859	4/16/1999	8/22/2000	A PHOTOPROCESSING APPARATUS FOR SENSING TYPE OF PHOTOPROCESSING CONSUMABLE AND METHOD OF ASSEMBLING THE APPARATUS

79220	Eastman Kodak Company	US	6713224	09/550,503	4/14/2000	3/30/2004	SOUND RECORDING FILM

79225	Eastman Kodak Company	DE	60018030.1	00204563.1	12/18/2000	2/9/2005	PERMEABLE SURFACE IMAGING SUPPORT

79225	Eastman Kodak Company	FR	1112858	00204563.1	12/18/2000	2/9/2005	PERMEABLE SURFACE IMAGING SUPPORT

79225	Eastman Kodak Company	GB	1112858	00204563.1	12/18/2000	2/9/2005	PERMEABLE SURFACE IMAGING SUPPORT

79225	Eastman Kodak Company	JP	4510280	2000-397594	12/27/2000	5/14/2010	IMAGING SUPPORT

79225	Eastman Kodak Company	US	6379780	09/472,487	12/27/1999	4/30/2002	PERMEABLE SURFACE IMAGING SUPPORT

79230	Eastman Kodak Company	US	6405464	09/606,701	6/29/2000	6/18/2002	LENTICULAR IMAGE PRODUCT PRESENTING A FLIP IMAGE(S) WHERE GHOSTING IS MINIMIZED

79239	Eastman Kodak Company	US	6507665	09/383,573	8/7/2002	1/14/2003	METHOD FOR CREATING ENVIRONMENT MAP CONTAINING INFORMATION EXTRACTED FROM STEREO IMAGE PAIRS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79252	Eastman Kodak Company	US	6165687	09/342,390	6/29/1999	12/26/2000	STANDARD ARRAY, PROGRAMMABLE IMAGE FORMING PROCESS

79283	Eastman Kodak Company	US	6226116	09/451,171	11/30/1999	5/1/2001	MAGNETIC MICRO-SHUTTERS

79291	Eastman Kodak Company	US	6674926	09/289,351	4/9/1999	1/6/2004	CONTROLLER FOR A MULTIPLE ARRAY COLOR SENSOR

79296	Eastman Kodak Company	US	6894794	09/339,605	6/24/1999	5/17/2005	METHOD AND APPARATUS FOR MAKING A PRINT HAVING AN INVISIBLE COORDINATE SYSTEM

79302	Eastman Kodak Company	GB	2349635	0003651.7	2/18/2000	12/11/2002	SHEET FEEDING CONTROL FOR AN IMAGE READING DEVICE

79302	Eastman Kodak Company	US	6126160	09/290,118	4/12/1999	10/3/2000	SHEET FEEDING CONTROL FOR AN IMAGE READING DEVICE

79305	Eastman Kodak Company	DE	60006184.1	00201798.6	5/22/2000	10/29/2003	PROCESS FOR PREPARING AN INK JET INK

79305	Eastman Kodak Company	FR	1057877	00201798.6	5/22/2000	10/29/2003	PROCESS FOR PREPARING AN INK JET INK

79305	Eastman Kodak Company	GB	1057877	00201798.6	5/22/2000	10/29/2003	PROCESS FOR PREPARING AN INK JET INK

79305	Eastman Kodak Company	JP	4782268	2000-166467	5/31/2000	7/15/2011	PROCESS FOR PREPARING AN INK JET INK

79305	Eastman Kodak Company	US	6210474	09/326,064	6/4/1999	4/3/2001	PROCESS FOR PREPARING AN INK JET INK

79307	Eastman Kodak Company	US	6381062	09/757,340	1/9/2001	4/30/2002	OPTICAL DATA MODULATION SYSTEM WITH SELF-DAMPED DIFFRACTIVE LIGHT MODULATOR

79312	Eastman Kodak Company	DE	60119827.1	01200662.3	2/23/2001	5/24/2006	METHOD AND SYSTEM FOR CALIBRATING A DIFFRACTIVE GRATING MODULATOR

79312	Eastman Kodak Company	FR	1143287	01200662.3	2/23/2001	5/24/2006	METHOD AND SYSTEM FOR CALIBRATING A DIFFRACTIVE GRATING MODULATOR

79312	Eastman Kodak Company	GB	1143287	01200662.3	2/23/2001	5/24/2006	METHOD AND SYSTEM FOR CALIBRATING A DIFFRACTIVE GRATING MODULATOR

79312	Eastman Kodak Company	US	6479811	09/519,227	3/6/2000	11/12/2002	METHOD AND SYSTEM FOR CALIBRATING A DIFFRACTIVE GRATING MODULATOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79330	Eastman Kodak Company	US	6309749	09/305,999	5/6/1999	10/30/2001	CERAMIC MILLING MEDIA

79343	Eastman Kodak Company	US	6187501	09/370,955	8/10/1999	2/13/2001	IMAGING MEMBER WITH TOUGH BINDER LAYER

79344	Eastman Kodak Company	DE	60022577.1	00201963.6	6/5/2000	9/14/2005	CONTINUOUS INK JET PRINT HEAD HAVING HEATER WITH SYMMETRICAL CONFIGURATION

79344	Eastman Kodak Company	FR	1060889	00201963.6	6/5/2000	9/14/2005	CONTINUOUS INK JET PRINT HEAD HAVING HEATER WITH SYMMETRICAL CONFIGURATION

79344	Eastman Kodak Company	GB	1060889	00201963.6	6/5/2000	9/14/2005	CONTINUOUS INK JET PRINT HEAD HAVING HEATER WITH SYMMETRICAL CONFIGURATION

79344	Eastman Kodak Company	US	6217156	09/334,810	6/17/1999	4/17/2001	CONTINUOUS INK JET PRINT HEAD HAVING HEATER WITH SYMMETRICAL CONFIGURATION

79345	Eastman Kodak Company	DE	60027817.4	00201999.0	6/6/2000	5/10/2006	INK JET PRINT HEAD HAVING HEATER UPPER SURFACE COPLANAR WITH A SURROUNDING SURFACE OF SUBSTRATE

79345	Eastman Kodak Company	FR	1060890	00201999.0	6/6/2000	5/10/2006	INK JET PRINT HEAD HAVING HEATER UPPER SURFACE COPLANAR WITH A SURROUNDING SURFACE OF SUBSTRATE

79345	Eastman Kodak Company	GB	1060890	00201999.0	6/6/2000	5/10/2006	INK JET PRINT HEAD HAVING HEATER UPPER SURFACE COPLANAR WITH A SURROUNDING SURFACE OF SUBSTRATE

79345	Eastman Kodak Company	US	6158845	09/335,415	6/17/1999	12/12/2000	INK JET PRINT HEAD HAVING HEATER UPPER SURFACE COPLANAR WITH A SURROUNDING SURFACE OF SUBSTRATE

79348	Eastman Kodak Company	US	6190851	09/473,790	12/28/1999	2/20/2001	PHOTOGRAPHIC ELEMENT, DISPERSION, COMPOUND AND PROCESS

79357	Eastman Kodak Company	US	6176670	09/295,207	4/21/1999	1/23/2001	ROLL HANDLING AND TRANSPORT ASSEMBLAGE

79364	Eastman Kodak Company	US	6207362	09/392,949	9/9/1999	3/27/2001	TOUGH DURABLE IMAGING CELLULOSE BASE MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79367	Eastman Kodak Company	US	6184181	09/303,522	4/30/1999	2/6/2001	A PROCESS FOR CONTROLLING THE GLOSS OF A THERMAL DYE TRANSFER IMAGE

79372	Eastman Kodak Company	US	6279820	09/535,122	3/24/2000	8/28/2001	CARDBOARD PACK FOR DISPLAY STAND

79396	Eastman Kodak Company	US	6856427	09/315,646	5/20/1999	2/15/2005	SYSTEM FOR PRINTING CORRECT EXPOSURE IN A RENDERED DIGITAL IMAGE

79399	Eastman Kodak Company	US	D423542	29/104,397	5/4/1999	4/25/2000	FLASH CAMERA

79400	Eastman Kodak Company	US	D423545	29/104,396	5/4/1999	4/25/2000	FRONT COVER LABEL FOR FLASH CAMERA

79401	Eastman Kodak Company	US	D425536	29/104,380	5/4/1999	5/23/2000	REAR COVER LABEL FOR FLASH CAMERA

79405	Eastman Kodak Company	US	6083674	09/337,359	6/21/1999	7/4/2000	ANTISTATIC LAYER FOR LENTICULAR SURFACE

79409	Eastman Kodak Company	US	6174356	09/306,121	5/6/1999	1/16/2001	DYE FOR INK JET INK

79412	Eastman Kodak Company	US	6644544	09/334,021	6/16/1999	11/11/2003	AN IMAGING APPARATUS CAPABLE OF FORMING AN IMAGE CONSISTENT WITH TYPE OF IMAGING CONSUMABLE LOADED THEREIN AND METHOD OF ASSEMBLING THE APPARATUS

79425	Eastman Kodak Company	US	6567532	09/453,247	12/2/1999	5/20/2003	METHOD AND COMPUTER PROGRAM FOR EXTRACTING AN EMBEDDED MESSAGE FROM A DIGITAL IMAGE

79456	Eastman Kodak Company	US	6873433	09/521,588	3/9/2000	3/29/2005	CALIBRATION OF COLOR REPRODUCTION APPARATUS

79459	Eastman Kodak Company	US	6149985	09/349,288	7/7/1999	11/21/2000	HIGH-EFFICIENCY PLASMA
							TREATMENT OF IMAGING SUPPORTS

79459	Eastman Kodak Company	US	6603121	10/246,864	9/19/2002	8/5/2003	HIGH-EFFICIENCY PLASMA
							TREATMENT OF PAPER

79460	Eastman Kodak Company	TW	NI-161205	089106419	4/7/2000	8/21/2002	HYBRID OPTICAL DISC CONSTRUCTION

79460	Eastman Kodak Company	US	6212158	09/323,496	6/1/1999	4/3/2001	HYBRID OPTICAL DISC CONSTRUCTION

79460	Eastman Kodak Company	US	6480462	09/739,953	12/18/2000	11/12/2002	HYBRID OPTICAL DISC CONSTRUCTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79464	Eastman Kodak Company	US	6249300	09/354,005	7/15/1999	6/19/2001	METHOD AND APPARATUS FOR POSITIONING A WRITING ASSEMBLY OF AN IMAGE PROCESSING APPARATUS

79465	Eastman Kodak Company	US	6537730	09/652,344	8/31/2000	3/25/2003	THERMAL IMAGING COMPOSITION AND MEMBER CONTAINING SULFONATED IR DYE AND METHODS OF IMAGING AND PRINTING

79481	Eastman Kodak Company	US	6572223	09/813,580	3/21/2001	6/3/2003	APPARATUS AND METHOD OF BALANCING END JET FORCES IN AN INK JET PRINTING SYSTEM

79482	Eastman Kodak Company	US	6474795	09/468,987	12/21/1999	11/5/2002	CONTINUOUS INK JET PRINTER WITH MICRO-VALVE DEFLECTION MECHANISM AND METHOD OF MAKING SAME

79482	Eastman Kodak Company	US	6695440	10/229,207	8/26/2002	2/24/2004	CONTINUOUS INK JET PRINTER WITH MICRO-VALVE DEFLECTION MECHANISM AND METHOD OF MAKING SAME

79482	Eastman Kodak Company	US	6796641	10/229,357	8/26/2002	9/28/2004	CONTINUOUS INK JET PRINTER WITH MICRO-VALVE DEFLECTION MECHANISM AND METHOD OF MAKING SAME

79491	Eastman Kodak Company	US	6412910	09/586,099	6/2/2000	7/2/2002	PERMANENT ALTERATION OF A PRINTHEAD FOR CORRECTION OF MIS-DIRECTION OF EMITTED INK DROPS

79496	Eastman Kodak Company	DE	60026442.4	00202001.4	6/6/2000	3/8/2006	A PRINTER AND METHOD THEREFOR ADAPTED TO SENSE DATA UNIQUELY ASSOCIATED WITH A CONSUMABLE LOADED INTO THE PRINTER

79496	Eastman Kodak Company	FR	1060895	00202001.4	6/6/2000	3/8/2006	A PRINTER AND METHOD THEREFOR ADAPTED TO SENSE DATA UNIQUELY ASSOCIATED WITH A CONSUMABLE LOADED INTO THE PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79496	Eastman Kodak Company	GB	1060895	00202001.4	6/6/2000	3/8/2006	A PRINTER AND METHOD THEREFOR ADAPTED TO SENSE DATA UNIQUELY ASSOCIATED WITH A CONSUMABLE LOADED INTO THE PRINTER

79496	Eastman Kodak Company	JP	4360741	2000-168894	6/6/2000	8/21/2009	A PRINTER AND METHOD THEREFOR ADAPTED TO SENSE DATA UNIQUELY ASSOCIATED WITH A CONSUMABLE LOADED INTO THE PRINTER

79496	Eastman Kodak Company	US	6938976	09/334,375	4/4/2001	9/6/2005	A PRINTER AND METHOD THEREFOR ADAPTED TO SENSE DATA UNIQUELY ASSOCIATED WITH A CONSUMABLE LOADED INTO THE PRINTER

79502	Eastman Kodak Company	US	6226024	09/336,934	6/21/1999	5/1/2001	VACUUM IMAGING DRUM WITH VACUUM HOLES FOR MAINTAINING A BOUNDARY LAYER IN AN IMAGE PROCESSING APPARATUS

79536	Eastman Kodak Company	US	6520629	09/675,831	9/29/2000	2/18/2003	STEERING FLUID DEVICE AND METHODS FOR INCREASING THE ANGLE OF DEFLECTION OF INK DROPLETS GENERATED BY AN ASYMMETRIC HEAT-TYPE INKJET PRINTER

79537	Eastman Kodak Company	US	6276782	09/481,303	1/11/2000	8/21/2001	ASSISTED DROP-ON-DEMAND INKJET PRINTER

79539	Eastman Kodak Company	US	6428157	09/325,077	6/3/1999	8/6/2002	FORMING INK IMAGES HAVING PROTECTION FILMS

79540	Eastman Kodak Company	DE	60000594.1	00201803.4	5/22/2000	10/16/2002	APPARATUS FOR FORMING TEXTURED LAYERS OVER IMAGES

79540	Eastman Kodak Company	FR	1057631	00201803.4	5/22/2000	10/16/2002	APPARATUS FOR FORMING TEXTURED LAYERS OVER IMAGES

79540	Eastman Kodak Company	GB	1057631	00201803.4	5/22/2000	10/16/2002	APPARATUS FOR FORMING TEXTURED LAYERS OVER IMAGES

79540	Eastman Kodak Company	JP	4841715	2000-159623	5/30/2000	10/14/2011	APPARATUS FOR FORMING TEXTURED LAYERS OVER IMAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79540	Eastman Kodak Company	US	6193361	09/325,078	6/3/1999	2/27/2001	APPARATUS FOR FORMING TEXTURED LAYERS OVER IMAGES

79546	Eastman Kodak Company	JP		2012-021493	2/3/2012		APPARATUS FOR PRINTING, METHOD OF PRINTING, AND COMPUTER PROGRAM

79546	Eastman Kodak Company	US	6452663	09/470,290	3/14/2002	9/17/2002	IMAGE REPRODUCTION APPARATUS WITH COMPACT, LOW-WASTE DIGITAL PRINTER

79546	Eastman Kodak Company	US	6533169	09/846,716	5/1/2001	3/18/2003	IMAGE REPRODUCTION APPARATUS WITH COMPACT, LOW-WASTE DIGITAL PRINTER

79546	Eastman Kodak Company	US	6459471	09/846,717	5/1/2001	10/1/2002	IMAGE REPRODUCTION APPARATUS WITH COMPACT, LOW-WASTE DIGITAL PRINTER

79568	Eastman Kodak Company	DE	60111813.8	01204413.7	11/19/2001	7/6/2005	IMPROVED PAGE WIDE INK JET PRINTING

79568	Eastman Kodak Company	FR	1215047	01204413.7	11/19/2001	7/6/2005	IMPROVED PAGE WIDE INK JET PRINTING

79568	Eastman Kodak Company	GB	1215047	01204413.7	11/19/2001	7/6/2005	IMPROVED PAGE WIDE INK JET PRINTING

79568	Eastman Kodak Company	US	6663221	09/731,355	12/6/2000	12/16/2003	IMPROVED PAGE WIDE INK JET PRINTING

79595	Eastman Kodak Company	DE	60115589.0	01204938.3	12/17/2001	12/7/2005	A DROP-MASKING CONTINUOUS INK-
							JET PRINTING METHOD AND
							APPARATUS

79595	Eastman Kodak Company	GB	1219431	01204938.3	12/17/2001	12/7/2005	A DROP-MASKING CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

79595	Eastman Kodak Company	US	6478414	09/750,965	12/28/2000	11/12/2002	A DROP-MASKING CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

79596	Eastman Kodak Company	US	6250736	09/366,819	8/4/1999	6/26/2001	CONTINUOUS INK JET PRINT HEAD WITH FIXED POSITION INK GUTTER COMPATIBLE WITH HYDRODYNAMIC AND WIPE CLEANING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79597	Eastman Kodak Company	DE	60109125.6	01204904.5	12/14/2001	3/2/2005	PRINTHEAD HAVING GAS FLOW INK DROPLET SEPARATION AND METHOD OF DIVERGING INK DROPLETS

79597	Eastman Kodak Company	FR	1219430	01204904.5	12/14/2001	3/2/2005	PRINTHEAD HAVING GAS FLOW INK DROPLET SEPARATION AND METHOD OF DIVERGING INK DROPLETS

79597	Eastman Kodak Company	GB	1219430	01204904.5	12/14/2001	3/2/2005	PRINTHEAD HAVING GAS FLOW INK DROPLET SEPARATION AND METHOD OF DIVERGING INK DROPLETS

79597	Eastman Kodak Company	US	6554410	09/750,946	12/28/2000	4/29/2003	PRINTHEAD HAVING GAS FLOW INK DROPLET SEPARATION AND METHOD OF DIVERGING INK DROPLETS

79608	Eastman Kodak Company	US	6429248	09/880,384	6/13/2001	8/6/2002	COATING COMPOSITION CONTAINING ELECTRICALLY-CONDUCTIVE POLYMER AND SOLVENT MIXTURE

79610	Eastman Kodak Company	US	6162596	09/386,523	8/30/1999	12/19/2000	IMAGING ELEMENTS CONTAINING AN ELECTRICALLY-CONDUCTIVE LAYER COMPRISING POLYTHIOPHENE AND A CELLULOSIC POLYMER BINDER

79615	Eastman Kodak Company	DE	60018025.5	00204307.3	12/4/2000	2/9/2005	PLASTICIZED CROSS-LINKED RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

79615	Eastman Kodak Company	US	6291396	09/465,206	12/15/1999	9/18/2001	PLASTICIZED CROSS-LINKED RECEIVING ELEMENT FOR THERMAL DYE TRANSFER

79622	Eastman Kodak Company	US	6367905	09/590,988	6/9/2000	4/9/2002	PRINT HEAD CLEANING ASSEMBLY WITH ROLLER AND METHOD FOR AN INK JET PRINT HEAD WITH FIXED GUTTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79627	Eastman Kodak Company	US	6883904	10/131,533	4/24/2002	4/26/2005	APPARATUS AND METHOD FOR MAINTAINING CONSTANT DROP VOLUMES IN A CONTINUOUS STREAM INK JET PRINTER

79638	Eastman Kodak Company	DE	60221764.4	02078695.0	9/9/2002	8/15/2007	ELECTRO-MECHANICAL GRATING DEVICE HAVING A CONTINUOUSLY CONTROLLABLE DIFFRACTION EFFICIENCY

79638	Eastman Kodak Company	FR	1296171	02078695.0	9/9/2002	8/15/2007	ELECTRO-MECHANICAL GRATING DEVICE HAVING A CONTINUOUSLY CONTROLLABLE DIFFRACTION EFFICIENCY

79638	Eastman Kodak Company	GB	1296171	02078695.0	9/9/2002	8/15/2007	ELECTRO-MECHANICAL GRATING DEVICE HAVING A CONTINUOUSLY CONTROLLABLE DIFFRACTION EFFICIENCY

79638	Eastman Kodak Company	US	6750998	09/957,334	9/20/2001	6/15/2004	ELECTROMECHANICAL GRATING DEVICE HAVING A CONTINUOUSLY CONTROLLABLE DIFFRACTION EFFICIENCY

79641	Eastman Kodak Company	US	6305194	09/354,219	7/15/1999	10/23/2001	MOLD DESIGN FOR COMPRESSION MOLDING MICROLENS ARRAYS

79644	Eastman Kodak Company	US	6663965	10/170,609	6/12/2002	12/16/2003	THERMO-REVERSIBLE MATERIAL AND METHOD FOR PREPARING IT

79645	Eastman Kodak Company	US	6599991	09/475,843	12/30/1999	7/29/2003	IN-SITU BLENDING OF POLYESTERS WITH POLY(ETHER IMIDE)

79646	Eastman Kodak Company	US	6329652	09/362,639	7/28/1999	12/11/2001	METHOD FOR COMPARISON OF SIMILAR SAMPLES IN LIQUID CHROMATOGRAPHY/MASS SPECTROMETRY

79661	Eastman Kodak Company	US	6248893	09/589,964	6/8/2000	6/19/2001	NON-HETEROCYCLIC OXONOL INFRARED RADIATION SENSITIVE COMPOUNDS

79661	Eastman Kodak Company	US	6248886	09/589,965	6/8/2000	6/19/2001	HETEROCYCLIC OXONOL INFRARED RADIATION SENSITIVE COMPOUNDS

79666	Eastman Kodak Company	US	6153000	09/351,614	7/12/1999	11/28/2000	COLOR PIGMENTED INK JET INK SET

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79668	Eastman Kodak Company	US	6482769	09/712,424	11/14/2000	11/19/2002	DIFFUSION RESISTANT LENTICULAR ELEMENT

79670	Eastman Kodak Company	DE	60028518.9	00204446.9	12/11/2000	6/7/2006	METHOD FOR PREVENTING INK DROP MISDIRECTION IN AN ASYMMETRIC HEAT-TYPE INK JET PRINTER

79670	Eastman Kodak Company	JP	4594515	2000-389102	12/21/2000	9/24/2010	METHOD FOR PREVENTING INK DROP MISDIRECTION IN AN ASYMMETRIC HEAT-TYPE INK JET PRINTER

79670	Eastman Kodak Company	US	6402305	09/470,728	12/22/1999	6/11/2002	METHOD FOR PREVENTING INK DROP MISDIRECTION IN AN ASYMMETRIC HEAT-TYPE INK JET PRINTER

79677	Eastman Kodak Company	GB	2354659	0013583.0	6/6/2000	8/13/2003	METHOD AND APPARATUS FOR LOCATING ARRAYS WITH PERIODIC STRUCTURES RELATIVE TO COMPOSITE IMAGES

79677	Eastman Kodak Company	US	6200713	09/360,018	7/23/1999	3/13/2001	METHOD AND APPARATUS FOR LOCATING ARRAYS WITH PERIODIC STRUCTURES RELATIVE TO COMPOSITE IMAGES

79680	Eastman Kodak Company	GB	2352514	0013581.4	6/6/2000	12/17/2003	AN IMPROVED METHOD AND APPARATUS FOR PRECISE POSITIONING OF ARRAYS WITH PERIODIC STRUCTURES RELATIVE TO COMPOSITE IMAGES

79680	Eastman Kodak Company	US	6177217	09/360,462	7/23/1999	1/23/2001	AN IMPROVED METHOD AND APPARATUS FOR PRECISE POSITIONING OF ARRAYS WITH PERIODIC STRUCTURES RELATIVE TO COMPOSITE IMAGES

79687	Eastman Kodak Company	US	6972859	09/359,152	7/22/1999	12/6/2005	AUTHORIZING THE PRINTING OF DIGITAL IMAGES

79691	Eastman Kodak Company	JP	4717986	2000-240919	8/9/2000	4/8/2011	CO-MILLED PIGMENTS IN INK JET INK

79691	Eastman Kodak Company	US	6132501	09/371,657	8/10/1999	10/17/2000	CO-MILLED PIGMENTS IN INK JET INK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79694	Eastman Kodak Company	US	6228572	09/358,501	7/21/1999	5/8/2001	COLOR PHOTOGRAPHIC ELEMENT CONTAINING BALLASTED MERCAPTODIAZOLE DERIVATIVE AND INHIBITOR RELEASING COUPLER

79695	Eastman Kodak Company	US	6190849	09/358,500	7/21/1999	2/20/2001	PHOTOGRAPHIC ELEMENT CONTAINING BALLASTED TETRAZOLE DERIVATIVE AND INHIBITOR RELEASING COUPLER

79698	Eastman Kodak Company	US	6190848	09/358,497	7/21/1999	2/20/2001	COLOR PHOTOGRAPHIC ELEMENT CONTAINING BALLASTED TRIAZOLE DERIVATIVE AND INHIBITOR RELEASING COUPLER

79723	Eastman Kodak Company	US	6310165	09/442,826	11/18/1999	10/30/2001	POLYMERIZATION PROCESS WITH NOVEL CATALYST SYSTEM

79754	Eastman Kodak Company	US	6688525	09/401,228	9/22/1999	2/10/2004	APPARATUS AND METHOD FOR READING A CODED PATTERN

79762	Eastman Kodak Company	US	6206586	09/376,174	8/17/1999	3/27/2001	PROTECTIVE FILMS ON PHOTOGRAPHIC IMAGES

79783	Eastman Kodak Company	US	6666534	10/174,170	6/18/2002	12/23/2003	METHOD AND APPARATUS FOR MAKING AN ALBUM PAGE

79788	Eastman Kodak Company	US	6381418	09/372,329	11/6/2001	4/30/2002	A PRINT HAVING INFORMATION ASSOCIATED WITH THE PRINT STORED IN A MEMORY COUPLED TO THE PRINT

79791	Eastman Kodak Company	US	6576792	09/849,474	5/4/2001	6/10/2003	2-HALO-1-CYCLOALKENECARBOXAMIDES AND THEIR PREPARATION

79796	Eastman Kodak Company	US	6257510	09/376,115	8/17/1999	7/10/2001	ADJUSTABLE EMISSION CHAMBER
							FLOW CELL

79798	Eastman Kodak Company	US	6533951	09/626,874	7/27/2000	3/18/2003	METHOD OF MANUFACTURING FLUID
							PUMP

79799	Eastman Kodak Company	JP	4594516	2000-389103	12/21/2000	9/24/2010	DEFLECTION ENHANCEMENT FOR CONTINUOUS INK JET PRINTERS

79799	Eastman Kodak Company	US	6497510	09/470,638	12/22/1999	12/24/2002	DEFLECTION ENHANCEMENT FOR CONTINUOUS INK JET PRINTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79799	Eastman Kodak Company	US	6761437	10/273,916	10/18/2002	7/13/2004	APPARATUS AND METHOD OF ENHANCING FLUID DEFLECTION IN A CONTINUOUS INK JET PRINTHEAD

79799	Eastman Kodak Company	US	6986566	10/706,199	11/12/2003	1/17/2006	DEFLECTION ENHANCEMENT FOR CONTINUOUS INK JET PRINTERS

79802	Eastman Kodak Company	US	6422826	09/585,941	6/2/2000	7/23/2002	FLUID PUMP AND METHOD

79810	Eastman Kodak Company	US	6536882	09/625,536	7/26/2000	3/25/2003	INKJET PRINTHEAD HAVING SUBSTRATE FEEDTHROUGHS FOR ACCOMMODATING CONDUCTORS

79811	Eastman Kodak Company	DE	60025987.0	00204311.5	12/4/2000	2/15/2006	CONTINUOUS INK JET SYSTEM HAVING NON-CIRCULAR ORIFICES

79811	Eastman Kodak Company	FR	1108542	00204311.5	12/4/2000	2/15/2006	CONTINUOUS INK JET SYSTEM HAVING NON-CIRCULAR ORIFICES

79811	Eastman Kodak Company	GB	1108542	00204311.5	12/4/2000	2/15/2006	CONTINUOUS INK JET SYSTEM HAVING NON-CIRCULAR ORIFICES

79811	Eastman Kodak Company	JP	4592178	2000-378284	12/13/2000	9/24/2010	CONTINUOUS INK JET SYSTEM HAVING NON-CIRCULAR ORIFICES

79811	Eastman Kodak Company	US	6203145	09/466,346	12/17/1999	3/20/2001	CONTINUOUS INK JET SYSTEM HAVING NON-CIRCULAR ORIFICES

79816	Eastman Kodak Company	US	6326109	09/532,543	3/22/2000	12/4/2001	TWO-SIDED IMAGING MEMBER

79820	Eastman Kodak Company	US	6183548	09/387,585	8/31/1999	2/6/2001	INK JET INK SET

79834	Eastman Kodak Company	US	6350009	09/535,885	3/27/2000	2/26/2002	ENDLESS TRANSPORT BELT FOR RECEIVING THE INK, NOT EJECTED FOR PRINTING PURPOSES, OF AN INKJET PRINTER

79835	Eastman Kodak Company	US	6481046	09/535,323	3/27/2000	11/19/2002	METHOD AND APPARATUS FOR CLEANING FROM THE OUTER SURFACE OF AN ENDLESS TRANSPORT BELT THE INK, NOT EJECTED FOR PRINTING PURPOSES, OF AN INKJET PRINTER

79852	Eastman Kodak Company	DE	60016333.4	00202883.5	8/17/2000	12/1/2004	LASER THERMAL TRANSFER COLOR PROOFING PROCESS

79852	Eastman Kodak Company	GB	1079274	00202883.5	8/17/2000	12/1/2004	LASER THERMAL TRANSFER COLOR PROOFING PROCESS

79852	Eastman Kodak Company	US	6197474	09/603,277	6/26/2000	3/6/2001	THERMAL COLOR PROOFING PROCESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79859	Eastman Kodak Company	US	6576412	09/868,210	12/22/1999	6/10/2003	HYDROPHILIC COLLOID COMPOSITION

79865	Eastman Kodak Company	DE	69906380.9	99961208.8	12/14/1999	3/26/2003	SURFACTANTS FOR PREPARATION OF PRINTING PLATES

79865	Eastman Kodak Company	FR	1144199	99961208.8	12/14/1999	3/26/2003	SURFACTANTS FOR PREPARATION OF PRINTING PLATES

79865	Eastman Kodak Company	GB	1144199	99961208.8	12/14/1999	3/26/2003	SURFACTANTS FOR PREPARATION OF PRINTING PLATES

79865	Eastman Kodak Company	US	6520086	09/856,721	12/14/1999	2/18/2003	PRINTING PLATES AND A METHOD FOR THEIR PREPARATION

79867	Eastman Kodak Company	DE	69907742.7	99961216.1	12/14/1999	5/7/2003	PRINTING PLATES AND A METHOD FOR THEIR PREPARATION

79867	Eastman Kodak Company	FR	1144191	99961216.1	12/14/1999	5/7/2003	PRINTING PLATES AND A METHOD FOR THEIR PREPARATION

79867	Eastman Kodak Company	GB	1144191	99961216.1	12/14/1999	5/7/2003	PRINTING PLATES AND A METHOD FOR THEIR PREPARATION

79867	Eastman Kodak Company	JP	4754692	2000-589347	12/14/1999	6/3/2011	METHOD FOR PREPARING A PRINTING PLATE

79867	Eastman Kodak Company	US	6634295	09/857,479	12/14/1999	10/21/2003	PRINTING PLATES AND A METHOD FOR THEIR PREPARATION

79874	Eastman Kodak Company	US	6967746	09/651,508	8/30/2000	11/22/2005	METHOD FOR COMBINING DEVICE COLOR PROFILES

79882	Eastman Kodak Company	US	6795209	09/418,560	10/14/1999	9/21/2004	METHOD AND APPARATUS FOR MODIFYING A HARD COPY IMAGE DIGITALLY IN ACCORDANCE WITH INSTRUCTIONS PROVIDED BY CONSUMER

79892	Eastman Kodak Company	US	6352330	09/516,707	3/1/2000	3/5/2002	INK JET PLATE MAKER AND PROOFER APPARATUS AND METHOD

79900	Eastman Kodak Company	US	6303212	09/394,420	9/13/1999	10/16/2001	INK JET RECORDING ELEMENT

79931	Eastman Kodak Company	US	6521513	09/609,617	7/5/2000	2/18/2003	SILICON WAFER CONFIGURATION AND METHOD OF FORMING SAME

79948	Eastman Kodak Company	US	6423469	09/444,695	11/22/1999	7/23/2002	THERMAL SWITCHABLE COMPOSITION AND IMAGING MEMBER CONTAINING OXONOL IR DYE AND METHODS OF IMAGING AND PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
79956	Eastman Kodak Company	DE	60019078.1	00204771.0	12/27/2000	3/30/2005	INK JET RECORDING ELEMENT

79956	Eastman Kodak Company	FR	1116597	00204771.0	12/27/2000	3/30/2005	INK JET RECORDING ELEMENT

79956	Eastman Kodak Company	GB	1116597	00204771.0	12/27/2000	3/30/2005	INK JET RECORDING ELEMENT

79956	Eastman Kodak Company	JP	4824176	2001-006606	1/15/2001	9/16/2011	INK JET RECORDING ELEMENT

79956	Eastman Kodak Company	US	6299303	09/482,659	1/13/2000	10/9/2001	INK JET RECORDING ELEMENT

79961	Eastman Kodak Company	CN	ZL01103323.1	01103323.1	1/31/2001	5/25/2005	METHOD AND APPARATUS FOR ORDERING PHOTOFINISHING GOODS AND/OR SERVICES

79961	Eastman Kodak Company	JP		2010-269125	12/2/2010		METHOD AND APPARATUS FOR ORDERING PHOTOFINISHING GOODS AND/OR SERVICES

79961	Eastman Kodak Company	JP		2011-167119	8/19/2011		METHOD FOR ORDERING PHOTOFINISHING GOODS AND/OR SERVICES, SYSTEM AND APPARATUS THEREFOR

79961	Eastman Kodak Company	US	6636837	09/492,063	1/27/2000	10/21/2003	METHOD AND APPARATUS FOR ORDERING PHOTOFINISHING GOODS AND/OR SERVICES

79971	Eastman Kodak Company	US	6416940	09/438,121	2/22/2001	7/9/2002	CALCIUM ION STABLE PHOTOGRAPHIC COLOR DEVELOPING COMPOSITION AND METHOD OF USE

79971	Eastman Kodak Company	US	6503696	09/804,339	3/12/2001	1/7/2003	CALCIUM ION STABLE PHOTOGRAPHIC COLOR DEVELOPING COMPOSITION AND METHOD OF USE

79971	Eastman Kodak Company	US	6660461	10/285,906	11/1/2002	12/9/2003	STABILIZED PHOTOGRAPHIC AMPLIFIED DEVELOPING COMPOSITION AND METHOD OF USE

79987	Eastman Kodak Company	US	6313859	09/571,350	5/16/2000	11/6/2001	METHOD AND APPARATUS FOR AXIAL DIRECTION SHEET FEED TO A VACUUM DRUM

79996	Eastman Kodak Company	US	6364456	09/470,809	12/22/1999	4/2/2002	REPLENISHABLE COATING FOR PRINTHEAD NOZZLE PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80008	Eastman Kodak Company	US	6523930	09/750,809	12/28/2000	2/25/2003	AN INK JET PRINTER WITH CLEANING MECHANISM USING LAMINATED POLYIMIDE STRUCTURE AND METHOD CLEANING AN INK JET PRINTER

80012	Eastman Kodak Company	US	7097269	09/736,049	12/13/2000	8/29/2006	PROOFING HEAD AND PROOFER PRINTER APPARATUS

80023	Eastman Kodak Company	DE	60004623.0	00420234.7	11/14/2000	8/20/2003	BIOCIDAL MATERIAL WITH IMPROVED ACTIVITY

80023	Eastman Kodak Company	FR	1106066	00420234.7	11/14/2000	8/20/2003	BIOCIDAL MATERIAL WITH IMPROVED ACTIVITY

80023	Eastman Kodak Company	GB	1106066	00420234.7	11/14/2000	8/20/2003	BIOCIDAL MATERIAL WITH IMPROVED ACTIVITY

80023	Eastman Kodak Company	US	6627208	09/726,941	11/30/2000	9/30/2003	BIOCIDAL MATERIAL WITH IMPROVED ACTIVITY

80036	Eastman Kodak Company	US	6096472	09/415,887	10/8/1999	8/1/2000	THERMAL COLOR PROOFING PROCESS

80039	Eastman Kodak Company	US	6461667	09/542,720	4/4/2000	10/8/2002	APPARATUS AND METHOD FOR VAPOR DEPOSITING LUBRICANT COATING ON A WEB

80054	Eastman Kodak Company	US	6463656	09/606,293	6/29/2000	10/15/2002	A LAMINATE AND GASKET MANIFOLD FOR INK JET DELIVERY SYSTEMS AND SIMILAR DEVICES

80054	Eastman Kodak Company	US	6789884	10/199,574	7/19/2002	9/14/2004	A LAMINATE AND GASKET MANIFOLD FOR INK JET DELIVERY SYSTEMS AND SIMILAR DEVICES

80070	Eastman Kodak Company	US	6447978	09/454,151	12/3/1999	9/10/2002	IMAGING MEMBER CONTAINING HEAT SWITCHABLE POLYMER AND METHOD OF USE

80070	Eastman Kodak Company	US	6451500	09/644,600	8/23/2000	9/17/2002	IMAGING MEMBER CONTAINING HEAT SWITCHABLE CARBOXYLATE POLYMER AND METHOD OF USE

80084	Eastman Kodak Company	US	6162597	09/466,453	12/17/1999	12/19/2000	IMAGING ELEMENTS ADHESION PROMOTING SUBBING LAYER FOR PHOTOTHERMOGRAPHIC IMAGING LAYERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80085	Eastman Kodak Company	US	6165699	09/466,566	12/17/1999	12/26/2000	ANNEALED ADHESION PROMOTING LAYER FOR PHOTOGRAPHIC IMAGING ELEMENTS

80128	Eastman Kodak Company	US	6247801	09/451,790	12/1/1999	6/19/2001	CONTINUOUS INK JET PRINTING PROCESS

80135	Eastman Kodak Company	US	6715949	10/247,933	9/20/2002	4/6/2004	MEDIUM-HANDLING IN PRINTER FOR DONOR AND RECEIVER MEDIUMS

80138	Eastman Kodak Company	CN	01101242.0	01101242.0	1/8/2001	5/19/2004	OPTIMIZED PRINTING SYSTEM

80138	Eastman Kodak Company	US	6963411	09/479,420	1/7/2000	11/8/2005	OPTIMIZED PRINTING SYSTEM

80143	Eastman Kodak Company	US	6486937	09/476,478	12/27/2001	11/26/2002	A METHOD AND APPARATUS FOR PRINTING LARGE FORMAT LENTICULAR IMAGES

80145	Eastman Kodak Company	US	6632486	09/451,786	12/1/1999	10/14/2003	INK JET RECORDING ELEMENT

80152	Eastman Kodak Company	US	6329113	09/586,913	6/5/2000	12/11/2001	IMAGING MATERIAL WITH DIMENSIONAL ADJUSTMENT BY HEAT

80154	Eastman Kodak Company	US	6312101	09/455,981	12/6/1999	11/6/2001	METHOD OF PRINTING DIGITAL IMAGES USING MULTLIPLE COLORANTS HAVING SUBSTANTIALLY THE SAME COLOR

80169	Eastman Kodak Company	US	6159670	09/437,513	11/10/1999	12/12/2000	CALCIUM ION STABLE PHOTOGRAPHIC COLOR DEVELOPING CONCENTRATE AND METHOD OF MANUFACTURE

80187	Eastman Kodak Company	US	6509919	09/654,710	9/1/2000	1/21/2003	AN APPARATUS ADAPTED TO SENSE A COLORANT AND METHOD FOR SENSING COLOR AND DETECTING DONOR MISPICK CONDITION

80206	Eastman Kodak Company	US	6196281	09/441,499	11/17/1999	3/6/2001	FLUID TRANSFER SYSTEM FOR PHOTOPROCESSING MATERIALS

80221	Eastman Kodak Company	US	6173992	09/450,608	11/30/1999	1/16/2001	METHOD AND APPARATUS FOR MAKING AN ALBUM PAGE

80222	Eastman Kodak Company	US	6391427	09/453,159	12/2/1999	5/21/2002	INK JET RECORDING ELEMENT

80242	Eastman Kodak Company	US	6274284	09/470,807	12/22/1999	8/14/2001	NACREOUS IMAGING MATERIAL

80248	Eastman Kodak Company	DE	60010842.2	00204574.8	12/18/2000	5/19/2004	LASER DONOR ELEMENT

80248	Eastman Kodak Company	GB	1112859	00204574.8	12/18/2000	5/19/2004	LASER DONOR ELEMENT

80248	Eastman Kodak Company	US	6165671	09/475,579	12/30/1999	12/26/2000	LASER DONOR ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80274	Eastman Kodak Company	US	6472139	09/776,107	2/2/2001	10/29/2002	NONIONIC SURFACE ACTIVE OLIGOMERS AS COATING AIDS FOR THE MANUFACTURE OF PHOTOGRAPHIC PRODUCTS

80283	Eastman Kodak Company	US	6677982	09/686,610	10/11/2000	1/13/2004	METHOD FOR THREE DIMENSIONAL SPATIAL PANORAMA FORMATION

80284	Eastman Kodak Company	US	6286761	09/454,098	12/3/1999	9/11/2001	IDENTIFICATION DOCUMENT HAVING EMBEDDING INFORMATION RELATED TO THE SUBJECT

80287	Eastman Kodak Company	EP		01200902.3	3/12/2001		A METHOD AND APPARATUS FOR PRINTING HALFTONE RECIPE COLOR IMAGES

80287	Eastman Kodak Company	US	7088469	09/535,671	3/23/2000	8/8/2006	A METHOD AND APPARATUS FOR PRINTING HALFTONE RECIPE COLOR IMAGES

80294	Eastman Kodak Company	US	6435247	09/772,797	1/30/2001	8/20/2002	A LAMINATOR ASSEMBLY HAVING AN ENDLESS TWO-PLY OR HALF-LAP BELT

80295	Eastman Kodak Company	US	6203224	09/493,920	1/28/2000	3/20/2001	A PRINT ENGINE CHASSIS FOR SUPPORTING A VACUUM IMAGING DRUM

80297	Eastman Kodak Company	US	6427310	09/504,552	2/15/2000	8/6/2002	METHOD FOR FABRICATING A PRINT ENGINE CHASSIS FOR SUPPORTING AN IMAGING DRUM AND PRINTHEAD TRANSLATION ASSEMBLY

80298	Eastman Kodak Company	JP		2001-157379	5/25/2001		METHOD AND APPARATUS FOR BEARING HUB ALIGNMENT IN PRINT ENGINE CHASSIS

80299	Eastman Kodak Company	JP	4119645	2001-375336	12/10/2001	5/2/2008	REINFORCED SHEET METAL FRAME INCORPORATING PRINT ENGINE CHASSIS

80299	Eastman Kodak Company	US	6476843	09/750,953	12/28/2000	11/5/2002	REINFORCED SHEET METAL FRAME INCORPORATING PRINT ENGINE CHASSIS

80301	Eastman Kodak Company	US	6439787	09/751,227	12/28/2000	8/27/2002	A SHEET METAL PRINT ENGINE CHASSIS ASSEMBLED WITHOUT FASTENERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80302	Eastman Kodak Company	US	6435246	09/772,796	1/30/2001	8/20/2002	LAMINATOR ASSEMBLY HAVING A PRESSURE ROLLER WITH A PERFORATED LAYER AND A BELT FOR A LAMINATOR

80303	Eastman Kodak Company	DE	60018889.2	00204320.6	12/4/2000	3/23/2005	APPARATUS FOR COATING A WEB

80303	Eastman Kodak Company	FR	1108538	00204320.6	12/4/2000	3/23/2005	APPARATUS FOR COATING A WEB

80303	Eastman Kodak Company	GB	1108538	00204320.6	12/4/2000	3/23/2005	APPARATUS FOR COATING A WEB

80303	Eastman Kodak Company	US	6558466	09/465,202	6/6/2002	5/6/2003	APPARATUS FOR COATING A WEB

80333	Eastman Kodak Company	US	6754365	09/505,327	2/16/2000	6/22/2004	DETECTING EMBEDDED INFORMATION IN IMAGES

80343	Eastman Kodak Company	US	6793307	10/268,364	10/10/2002	9/21/2004	A PRINTER CAPABLE OF FORMING AN IMAGE ON A RECEIVER SUBSTRATE ACCORDING TO TYPE OF RECEIVER SUBSTRATE AND A METHOD OF ASSEMBLING THE PRINTER

80345	Eastman Kodak Company	US	6281268	09/467,198	12/20/1999	8/28/2001	PROCESS FOR MAKING AN INK JET INK

80352	Eastman Kodak Company	US	6258155	09/468,412	12/20/1999	7/10/2001	INK JET INK

80360	Eastman Kodak Company	US	6296344	09/470,813	12/22/1999	10/2/2001	METHOD FOR REPLENISHING COATINGS ON PRINTHEAD NOZZLE PLATE

80363	Eastman Kodak Company	US	6836345	09/538,421	3/29/2000	12/28/2004	A METHOD FOR INCLUDING TRADITIONAL PHOTOGRAPHIC CALIBRATION INTO DIGITAL COLOR MANAGEMENT

80370	Eastman Kodak Company	US	6477029	09/671,438	9/27/2000	11/5/2002	DEFORMABLE MICRO-ACTUATOR

80372	Eastman Kodak Company	US	6487913	09/739,858	12/18/2000	12/3/2002	STRAIN GAUGE WITH RESONANT LIGHT MODULATOR

80380	Eastman Kodak Company	US	6435840	09/747,215	12/21/2000	8/20/2002	ELECTROSTRICTIVE MICRO-PUMP

80412	Eastman Kodak Company	US	6242841	09/479,266	1/6/2000	6/5/2001	STEPPER MOTOR WITH SHAPED MEMORY ALLOY ROTARY-DRIVER

80415	Eastman Kodak Company	US	6631983	09/751,229	12/28/2000	10/14/2003	INK RECIRCULATION SYSTEM FOR INK JET PRINTERS

80424	Eastman Kodak Company	US	D434057	29/118,537	2/9/2000	11/21/2000	DIGITAL CAMERA

80425	Eastman Kodak Company	US	D434431	29/118,476	2/9/2000	11/28/2000	BASE FOR A DIGITAL CAMERA

80426	Eastman Kodak Company	US	D438224	29/117,794	1/31/2000	2/27/2001	DIGITAL CAMERA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80434	Eastman Kodak Company	US	6363747	09/570,564	5/12/2000	4/2/2002	GLASS MOLD MATERIAL FOR PRECISION GLASS MOLDING

80436	Eastman Kodak Company	US	6422772	09/607,166	6/29/2000	7/23/2002	A PRINTER HAVING AN INTERFERENCE-FREE RECEIVER SHEET FEED PATH AND METHOD OF ASSEMBLING THE PRINTER

80440	Eastman Kodak Company	US	6456435	09/493,982	2/11/2002	9/24/2002	METHOD AND APPARATUS FOR ADJUSTING SPOT SIZE OF ONE COLOR COMPONENT OF A MULTIPLE COLOR CO-AXIAL LASER BEAM

80447	Eastman Kodak Company	US	6236426	09/490,515	1/25/2000	5/22/2001	APPARATUS FOR LASER MARKING INDICIA ON A PHOTOSENSITIVE WEB

80468	Eastman Kodak Company	US	6233408	09/501,748	2/10/2000	5/15/2001	IMAGE FORMING DEVICE WITH TOKEN PRINTING CAPABILITIES

80482	Eastman Kodak Company	US	6326590	09/490,914	1/25/2000	12/4/2001	NOZZLE ELEMENT ADAPTABLE TO A LASER BEAM TUBE USED IN LASER EDGE MARKING EQUIPMENT

80484	Eastman Kodak Company	US	6249308	09/490,512	1/25/2000	6/19/2001	METHOD OF CONTROLLING PEAK POWER OF A RADIANT ENERGY EMITTING SYSTEM

80486	Eastman Kodak Company	US	6680108	09/617,152	7/17/2000	1/20/2004	IMAGE LAYER COMPRISING INTERCALATED CLAY PARTICLES

80508	Eastman Kodak Company	US	D437867	29/117,650	1/28/2000	2/20/2001	FLASH CAMERA

80510	Eastman Kodak Company	US	6647126	09/493,531	1/28/2000	11/11/2003	AUTHORIZING THE PRODUCTION OF VISUAL IMAGES FROM DIGITAL IMAGES

80511	Eastman Kodak Company	JP		2001-18776	1/26/2001		SPATIAL LIGHT MODULATOR WITH CONFORMAL GRATING DEVICE

80511	Eastman Kodak Company	US	6663788	09/867,927	5/30/2001	12/16/2003	A METHOD FOR MANUFACTURING A MECHANICAL CONFORMAL GRATING DEVICE

80511	Eastman Kodak Company	US	6663790	10/158,516	5/30/2002	12/16/2003	METHOD FOR MANUFACTURING A MECHANICAL CONFORMAL GRATING DEVICE WITH IMPROVED CONTRAST AND LIFETIME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80521	Eastman Kodak Company	US	6736067	09/903,346	7/11/2001	5/18/2004	METHOD FOR PRINTING AND
							VERIFYING LIMITED EDITION
							STAMPS

80530	Eastman Kodak Company	US	6492004	09/498,575	2/4/2000	12/10/2002	TRANSFER LAMINATING ELEMENT

80551	Eastman Kodak Company	US	D433047	29/117,761	1/28/2000	10/31/2000	VERIFYING FLASH CAMERA

80553	Eastman Kodak Company	US	6692798	09/624,629	7/24/2000	2/17/2004	KENAF IMAGING BASE AND METHOD OF FORMATION

80572	Eastman Kodak Company	US	6626416	09/735,012	12/12/2000	9/30/2003	ELECTROSTRICTIVE VALVE FOR
							MODULATING A FLUID FLOW

80591	Eastman Kodak Company	US	6240844	09/563,144	5/2/2000	6/5/2001	METHOD FOR SPECIFYING
							ENGRAVING OF A GRAVURE
							CYLINDER FOR COATINGS
							CONTAINING PARTICLE
							DISPERSIONS

80599	Eastman Kodak Company	US	6628433	09/618,739	7/18/2000	9/30/2003	DOCUMENT SCANNING SYSTEM
							WITH DOCKABLE PLATEN FLATBED
							PROVIDING SHEET FED AND PLATEN
							SCANNING FUNCTIONS

80600	Eastman Kodak Company	US	6315285	09/672,245	9/28/2000	11/13/2001	MEDIA ADJUSTMENT GUIDES FOR
							IMAGE FORMING APPARATUS

80616	Eastman Kodak Company	US	6717560	10/264,050	10/3/2002	4/6/2004	SELF-ILLUMINATING IMAGING
							DEVICE

80621	Eastman Kodak Company	US	6819451	09/521,329	3/9/2000	11/16/2004	CALIBRATION OF COLOR
							REPRODUCTION APPARATUS FOR
							SIMILAR RECEIVERS FROM
							DIFFERENT COATING EVENTS

80633	Eastman Kodak Company	US	6435393	09/756,620	1/8/2001	8/20/2002	FILMSTRIP TRANSPORT MECHANISM WITH COMPENSATION FOR PERFORATION PITCH VARIATIONS FOR IMPROVED FILM REGISTRATION

80637	Eastman Kodak Company	US	6407599	09/567,896	5/10/2000	6/18/2002	A METHOD AND APPARATUS FOR
							DETERMINING A DIGITAL PHASE
							SHIFT IN A SIGNAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80645	Eastman Kodak Company	US	6924909	09/789,103	2/20/2001	8/2/2005	A HIGH-SPEED SCANNER HAVING IMAGE PROCESSING FOR IMPROVING THE COLOR REPRODUCTION AND VISUAL APPEARANCE THEREOF

80662	Eastman Kodak Company	US	6361161	09/516,086	3/1/2000	3/26/2002	NANOPARTICLES FOR PRINTING IMAGES

80686	Eastman Kodak Company	US	6582893	10/115,824	4/3/2002	6/24/2003	FERROUS PHOTOGRAPHIC BLEACH- FIXING COMPOSITIONS AND METHODS FOR THEIR USE

80696	Eastman Kodak Company	US	6386680	09/677,532	10/2/2000	5/14/2002	FLUID PUMP AND INK JET PRINT HEAD

80699	Eastman Kodak Company	US	6438290	09/599,759	6/22/2000	8/20/2002	MICRO-ASPHERIC COLLIMATOR LENS

80705	Eastman Kodak Company	US	D449847	29/138,423	3/13/2001	10/30/2001	DIGITAL PROJECTOR

80708	Eastman Kodak Company	US	7050197	09/662,253	9/14/2000	5/23/2006	IMAGE PROCESSOR FOR HIGH- SPEED PRINTING APPLICATIONS

80713	Eastman Kodak Company	US	D446539	29/129,092	9/7/2000	8/14/2001	DIGITAL FILM SCANNER

80731	Eastman Kodak Company	US	6472136	09/946,256	9/5/2001	10/29/2002	METHOD OF DISPERSING WATER INSOLUBLE PHOTOGRAPHICALLY USEFUL COMPOUNDS

80732	Eastman Kodak Company	US	6353082	09/697,205	10/26/2000	3/5/2002	HIGHLY BRANCHED POLYESTERS THROUGH ONE-STEP POLYMERIZATION PROCESS

80733	Eastman Kodak Company	US	6639032	09/995,948	11/28/2001	10/28/2003	HIGHLY BRANCHED POLYMER FROM TELOMERIZATION

80754	Eastman Kodak Company	US	6443446	09/618,660	7/18/2000	9/3/2002	MEDIA TRANSPORT MECHANISM FOR INFORMATION TRANSFER DEVICES

80760	Eastman Kodak Company	US	6784973	09/652,190	8/31/2000	8/31/2004	QUALITY ASSURANCE SYSTEM FOR RETAIL PHOTOFINISHING

80787	Eastman Kodak Company	DE	60100371.3	01200716.7	2/26/2001	6/18/2003	INK JET PRINTING METHOD

80787	Eastman Kodak Company	FR	1132217	01200716.7	2/26/2001	6/18/2003	INK JET PRINTING METHOD

80787	Eastman Kodak Company	GB	1132217	01200716.7	2/26/2001	6/18/2003	INK JET PRINTING METHOD

80787	Eastman Kodak Company	US	6677008	10/105,744	3/25/2002	1/13/2004	INK JET PRINTING METHOD

80788	Eastman Kodak Company	US	6440537	09/535,703	3/27/2000	8/27/2002	INK JET RECORDING ELEMENT

80793	Eastman Kodak Company	US	6299089	09/540,465	3/31/2000	10/9/2001	A LIGHT TIGHT CARTRIDGE FOR A ROLL OF WEB MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80802	Eastman Kodak Company	US	6561607	09/680,378	10/5/2000	5/13/2003	APPARATUS AND METHOD FOR MAINTAINING A SUBSTANTIALLY CONSTANT CLOSELY SPACED WORKING DISTANCE BETWEEN AN INKJET PRINT HEAD AND A PRINTING RECEIVER

80803	Eastman Kodak Company	DE	60103096.6	01200994.0	3/16/2001	5/6/2004	INK JET PRINTING METHOD

80803	Eastman Kodak Company	FR	1138511	01200994.0	3/16/2001	5/6/2004	INK JET PRINTING METHOD
80803	Eastman Kodak Company	GB	1138511	01200994.0	3/16/2001	5/6/2004	INK JET PRINTING METHOD

80803	Eastman Kodak Company	US	6315405	09/535,698	3/27/2000	11/13/2001	INK JET PRINTING METHOD

80806	Eastman Kodak Company	US	6603499	09/891,755	6/26/2001	8/5/2003	A PRINTHEAD HAVING NON- UNIFORMITY CORRECTION BASED ON SPATIAL ENERGY PROFILE DATA, A METHOD FOR NON-UNIFORMITY CORRECTION OF A PRINTHEAD, AND AN APPARATUS FOR MEASURING SPATIAL ENERGY PROFILE DATA IN A PRINTHEAD

80808	Eastman Kodak Company	US	6943919	09/606,891	6/29/2000	9/13/2005	A METHOD AND APPARATUS FOR CORRECTING DEFECTS IN A SPATIAL LIGHT MODULATOR BASED PRINTING SYSTEM

80809	Eastman Kodak Company	US	6579569	09/795,793	2/28/2001	6/17/2003	COATING METHOD

80812	Eastman Kodak Company	US	6406143	09/558,763	4/26/2000	6/18/2002	INK JET PRINTING METHOD

80815	Eastman Kodak Company	US	6624891	09/976,654	10/12/2001	9/23/2003	INTEROFEROMETRIC-BASED EXTERNAL MEASUREMENT SYSTEM AND METHOD

80857	Eastman Kodak Company	US	6588740	09/734,453	12/11/2000	7/8/2003	INTELLIGENT FEEDER

80863	Eastman Kodak Company	US	6385997	09/570,609	5/12/2000	5/14/2002	METHOD FOR FORMING A TOOL FOR MOLDING MICROLENS ARRAYS

80875	Eastman Kodak Company	US	6475713	09/705,399	11/3/2000	11/5/2002	IMAGING MEMBER WITH POLYESTER
							ADHESIVE BETWEEN POLYMER
							SHEETS

80877	Eastman Kodak Company	DE	60101704.8	01202328.9	6/18/2001	1/7/2004	INK JET RECORDING ELEMENT

80877	Eastman Kodak Company	FR	1167055	01202328.9	6/18/2001	1/7/2004	INK JET RECORDING ELEMENT

80877	Eastman Kodak Company	GB	1167055	01202328.9	6/18/2001	1/7/2004	INK JET RECORDING ELEMENT

80877	Eastman Kodak Company	US	6376599	09/607,419	6/30/2000	4/23/2002	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80879	Eastman Kodak Company	DE	60223741.6	02076042.7	3/18/2002	11/28/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

80879	Eastman Kodak Company	JP	4331436	2002-94621	3/29/2002	6/26/2009	INK JET RECORDING ELEMENT

80879	Eastman Kodak Company	US	6541103	09/822,731	3/30/2001	4/1/2003	INK JET RECORDING ELEMENT

80880	Eastman Kodak Company	US	6190827	09/564,887	5/4/2000	2/20/2001	LASER DONOR ELEMENT

80881	Eastman Kodak Company	DE	60101811.7	01201297.7	4/9/2001	1/21/2004	DYE-DONOR ELEMENT WITH TRANSFERABLE PROTECTION OVERCOAT

80881	Eastman Kodak Company	FR	1147914	01201297.7	4/9/2001	1/21/2004	DYE-DONOR ELEMENT WITH TRANSFERABLE PROTECTION OVERCOAT

80881	Eastman Kodak Company	GB	1147914	01201297.7	4/9/2001	1/21/2004	DYE-DONOR ELEMENT WITH TRANSFERABLE PROTECTION OVERCOAT

80881	Eastman Kodak Company	US	6346502	09/550,367	4/19/2000	2/12/2002	DYE-DONOR ELEMENT WITH TRANSFERABLE PROTECTION OVERCOAT

80884	Eastman Kodak Company	US	6492006	09/608,969	6/30/2000	12/10/2002	INK JET RECORDING ELEMENT

80885	Eastman Kodak Company	US	6380280	09/607,417	6/30/2000	4/30/2002	INK JET RECORDING ELEMENT

80900	Eastman Kodak Company	US	6569600	09/822,057	3/30/2001	5/27/2003	OPTICAL RECORDING MATERIAL

80912	Eastman Kodak Company	US	6442497	09/549,901	4/14/2000	8/27/2002	CALIBRATION METHOD AND STRIP FOR FILM SCANNERS IN DIGITAL PHOTOFINISHING SYSTEMS

80915	Eastman Kodak Company	DE	60100247.4	01201109.4	3/26/2001	5/7/2003	METHOD OF PROCESSING AND PAYING FOR AN EXTENDED COLOR GAMUT DIGITAL IMAGE

80915	Eastman Kodak Company	FR	1148707	01201109.4	3/26/2001	5/7/2003	METHOD OF PROCESSING AND PAYING FOR AN EXTENDED COLOR GAMUT DIGITAL IMAGE

80915	Eastman Kodak Company	GB	1148707	01201109.4	3/26/2001	5/7/2003	METHOD OF PROCESSING AND PAYING FOR AN EXTENDED COLOR GAMUT DIGITAL IMAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80915	Eastman Kodak Company	JP	4523193	2001-105640	4/4/2001	6/4/2010	METHOD OF PROCESSING FOR AN EXTENDED COLOR GAMUT DIGITAL IMAGE AND A COMPUTER STORAGE PRODUCT (Original-METHOD OF PROCESSING AND PAYING FOR AN EXTENDED COLOR GAMUT DIGITAL IMAGE)

80915	Eastman Kodak Company	US	6822760	09/543,652	4/5/2000	11/23/2004	METHOD OF PROCESSING AND PAYING FOR AN EXTENDED COLOR GAMUT DIGITAL IMAGE

80918	Eastman Kodak Company	TW	NI-166125	090103246	2/14/2001	11/11/2002	METHOD OF FORMING A WATERMARK IMAGE IN A HYBRID OPTICAL MASTER DISC

80918	Eastman Kodak Company	US	6423478	09/543,467	4/5/2000	7/23/2002	METHOD OF FORMING A WATERMARK IMAGE IN A HYBRID OPTICAL MASTER DISC

80927	Eastman Kodak Company	US	6554388	09/977,545	10/15/2001	4/29/2003	A METHOD FOR IMPROVING PRINTER UNIFORMITY

80936	Eastman Kodak Company	US	6248510	09/546,886	4/10/2000	6/19/2001	MOTION PICTURE INTERMEDIATE FILM WITH PROCESS SURVIVING ANTISTATIC BACKING LAYER

80966	Eastman Kodak Company	US	D438569	29/122,244	4/20/2000	3/6/2001	PHOTO SERVICE ORDER KIOSK

80999	Eastman Kodak Company	US	6655579	09/558,204	4/26/2000	12/2/2003	MACHINE READABLE CODED FRAME FOR PERSONAL POSTAGE

81003	Eastman Kodak Company	DE	60139046.6	01201363.7	4/13/2001	6/24/2009	A METHOD FOR PRINTING AND VERIFYING AUTHENTICATION DOCUMENTS

81003	Eastman Kodak Company	GB	1152592	01201363.7	4/13/2001	6/24/2009	A METHOD FOR PRINTING AND
							VERIFYING AUTHENTICATION
							DOCUMENTS

81003	Eastman Kodak Company	US	7231067	11/017,398	12/20/2004	6/12/2007	A METHOD FOR PRINTING AND
							VERIFYING AUTHENTICATION
							DOCUMENTS

81016	Eastman Kodak Company	US	6589720	10/045,712	10/29/2001	7/8/2003	CREASE RESISTANT IMAGING ELEMENT WITH COATED PAPER BASE

81033	Eastman Kodak Company	US	6422697	09/610,735	7/6/2000	7/23/2002	INK JET PRINTING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81040	Eastman Kodak Company	US	7218776	11/102,900	4/8/2005	5/15/2007	PLURALITY OF PICTURE APPEARANCE CHOICES FROM A COLOR PHOTOGRAPHIC RECORDING MATERIAL INTENDED FOR SCANNING

81042	Eastman Kodak Company	DE	60108715.1	01204829.4	12/10/2001	2/2/2005	METHOD AND ELECTRONIC APARATUS FOR FORMATTING AND SERVING INKJET IMAGE DATA

81042	Eastman Kodak Company	FR	1217576	01204829.4	12/10/2001	2/2/2005	METHOD AND ELECTRONIC APARATUS FOR FORMATTING AND SERVING INKJET IMAGE DATA

81042	Eastman Kodak Company	GB	1217576	01204829.4	12/10/2001	2/2/2005	METHOD AND ELECTRONIC APARATUS FOR FORMATTING AND SERVING INKJET IMAGE DATA

81042	Eastman Kodak Company	US	6961141	09/745,027	12/20/2000	11/1/2005	METHOD AND ELECTRONIC APARATUS FOR FORMATTING AND SERVING INKJET IMAGE DATA

81057	Eastman Kodak Company	DE	60101526.6	01203210.8	8/27/2001	12/17/2003	SCREEN MESH CATCHER FOR A CONTINUOUS INK JET PRINTER AND METHOD FOR MAKING SAME

81057	Eastman Kodak Company	JP		2001-267507	9/4/2001		SCREEN MESH CATCHER FOR A CONTINUOUS INK JET PRINTER AND METHOD FOR MAKING SAME

81057	Eastman Kodak Company	US	6513918	09/656,627	9/7/2000	2/4/2003	SCREEN MESH CATCHER FOR A CONTINUOUS INK JET PRINTER AND METHOD FOR MAKING SAME

81067	Eastman Kodak Company	DE	60137176.3	01202968.2	8/6/2001	12/31/2008	A PRINT HAVING ENCODED METADATA COUPLED THERETO

81067	Eastman Kodak Company	FR	1182863	01202968.2	8/6/2001	12/31/2008	A PRINT HAVING ENCODED METADATA COUPLED THERETO

81067	Eastman Kodak Company	GB	1182863	01202968.2	8/6/2001	12/31/2008	A PRINT HAVING ENCODED METADATA COUPLED THERETO

81067	Eastman Kodak Company	US	6873435	09/640,972	8/17/2000	3/29/2005	A PRINT HAVING ENCODED METADATA COUPLED THERETO

81068	Eastman Kodak Company	DE	60216170.3	02075709.2	2/21/2002	11/22/2006	SYSTEM FOR COATING USING A GROOVED BACKING ROLLER AND ELECTROSTATIC ASSIST

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81068	Eastman Kodak Company	NL	1238712	02075709.2	2/21/2002	11/22/2006	SYSTEM FOR COATING USING A
							GROOVED BACKING ROLLER AND
							ELECTROSTATIC ASSIST

81068	Eastman Kodak Company	US	6524660	09/799,377	3/5/2001	2/25/2003	SYSTEM FOR COATING USING A
							GROOVED BACKING ROLLER AND
							ELECTROSTATIC ASSIST

81131	Eastman Kodak Company	US	6394669	09/684,183	10/6/2000	5/28/2002	POST-PRINT TREATMENT PROCESSOR FOR A PHOTOFINISHING APPARATUS

81133	Eastman Kodak Company	US	6620581	09/690,068	10/16/2000	9/16/2003	PHOTOGRAPHIC MATERIAL HAVING
							ENHANCED LIGHT ABSORPTION

81138	Eastman Kodak Company	US	6390610	09/696,541	10/25/2000	5/21/2002	ACTIVE COMPENSATION FOR
							MISDIRECTION OF DROPS IN AN
							INKJET PRINTHEAD USING
							ELECTRODEPOSITION

81142	Eastman Kodak Company	US	6513932	09/672,272	9/28/2000	2/4/2003	AN IMPROVED MOTION PICTURE
							FILM PROJECTOR

81165	Eastman Kodak Company	US	6443306	09/712,535	11/14/2000	9/3/2002	STORAGE CASE FOR MULTIPLE
							REMOVABLE MEMORY CARDS

81168	Eastman Kodak Company	JP	4331424	2001-334450	10/31/2001	6/26/2009	METHOD OF MAKING A PRECISION
							MICROLENS MOLD AND A
							MICROLENS MOLD

81168	Eastman Kodak Company	TW	NI-193068	90122117	9/6/2001	1/1/2004	METHOD OF MAKING A PRECISION
							MICROLENS MOLD AND A
							MICROLENS MOLD

81168	Eastman Kodak Company	US	6491481	09/702,402	10/31/2000	12/10/2002	METHOD OF MAKING A PRECISION
							MICROLENS MOLD AND A
							MICROLENS MOLD

81208	Eastman Kodak Company	DE	60200724.0	02075665.6	2/18/2002	7/14/2004	SYSTEM FOR OPTIMIZING THE
							DESPLAY AND RENDERING OF
							DIGITAL IMAGES FOR DIGITAL
							MASTERING

81208	Eastman Kodak Company	JP	4335491	2002-56656	3/1/2002	7/3/2009	SYSTEM FOR OPTIMIZING THE
							DISPLAY AND RENDERING OF
							DIGITAL IMAGES FOR DIGITAL
							MASTERING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81208	Eastman Kodak Company	US	7053927	09/797,901	3/2/2001	5/30/2006	SYSTEM FOR OPTIMIZING THE DISPLAY AND RENDERING OF DIGITAL IMAGES FOR DIGITAL MASTERING

81209	Eastman Kodak Company	US	6525115	09/730,523	12/5/2000	2/25/2003	A METHOD OF MAKING AN AQUEOUS DISPERSION OF PARTICLES COMPRISING AN EPOXY MATERIAL FOR USE IN COATINGS

81213	Eastman Kodak Company	US	6346353	09/699,815	10/30/2000	2/12/2002	A PROTECTIVE EPOXY OVERCOAT FOR IMAGING ELEMENTS

81219	Eastman Kodak Company	US	6672623	09/931,438	8/16/2001	1/6/2004	MODIFICATON OF RECEIVER SURFACE TO REJECT STAMP CANCELLATION INFORMATION

81232	Eastman Kodak Company	US	6394585	09/738,922	12/15/2000	5/28/2002	INK JET PRINTING USING DROP-ON-DEMAND TECHNIQUES FOR CONTINUOUS TONE PRINTING

81254	Eastman Kodak Company	US	7118134	09/593,645	6/13/2000	10/10/2006	FOLDED INTEGRAL COMPOSITE IMAGE PRODUCT AND METHOD OF MAKING

81254	Eastman Kodak Company	US	7090252	10/392,075	3/19/2003	8/15/2006	FOLDED INTEGRAL COMPOSITE IMAGE PRODUCT AND METHOD OF MAKING

81258	Eastman Kodak Company	JP	4142285	2001-387093	12/20/2001	6/20/2008	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH OXIDE BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81258	Eastman Kodak Company	US	6382782	09/751,593	12/29/2000	5/7/2002	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH OXIDE BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81258	Eastman Kodak Company	US	6780339	10/025,363	12/19/2001	8/24/2004	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH OXIDE BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81266	Eastman Kodak Company	US	6475602	09/608,466	6/30/2000	11/5/2002	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81266	Eastman Kodak Company	US	6726991	10/237,438	9/9/2002	4/27/2004	POROUS POLYMER PARTICLES AND METHOD FOR PREPARATION THEREOF

81281	Eastman Kodak Company	US	6985270	09/635,600	8/9/2000	1/10/2006	METHOD AND PHOTOGRAPHIC ELEMENT FOR CALIBRATING DIGITAL IMAGES

81287	Eastman Kodak Company	US	D450335	29/126,362	7/11/2000	11/13/2001	CAMERA WITH FRONT AND REAR LABELS

81288	Eastman Kodak Company	US	D440258	29/126,205	7/11/2000	4/10/2001	FRONT LABEL FOR CAMERA

81289	Eastman Kodak Company	US	D438572	29/126,206	7/11/2000	3/6/2001	REAR LABEL FOR CAMERA

81290	Eastman Kodak Company	US	D447502	29/126,191	7/11/2000	9/4/2001	CAMERA

81300	Eastman Kodak Company	US	6700992	09/615,494	7/13/2000	3/2/2004	ADAPTIVE MESSAGE EMBEDDING ERROR DIFFUSION METHOD

81308	Eastman Kodak Company	DE	60108813.1	01202337.0	6/18/2001	2/9/2005	INK JET PRINTING METHOD

81308	Eastman Kodak Company	US	6528147	09/608,842	6/30/2000	3/4/2003	INK JET PRINTING METHOD

81315	Eastman Kodak Company	US	6614499	09/640,320	8/16/2000	9/2/2003	ELECTRICALLY ADDRESSABLE DISPLAY SYSTEM WITH ALIGNMENT REFERENCE FEATURES AND PROCESS FOR FORMING SAME

81316	Eastman Kodak Company	US	6469757	09/628,082	7/28/2000	10/22/2002	SELECTIVE REMOVAL OF LIGHT MODULATING LAYER FROM ELECTRICALLY CONDUCTIVE LAYER OF LIQUID CRYSTAL DISPLAY SUBSTRATE

81317	Eastman Kodak Company	US	6902454	09/627,802	7/28/2000	6/7/2005	PROCESS FOR LAMINATING ELECTRICALLY ADDRESSABLE DISPLAY

81333	Eastman Kodak Company	US	6685836	09/995,093	11/27/2001	2/3/2004	PROCESS FOR PURIFYING A MIXTURE OF COLLOIDAL ALUMINOSILICATE PARTICLES

81340	Eastman Kodak Company	US	6640996	10/027,301	12/21/2001	11/4/2003	METHOD AND APPARATUS FOR ONLINE SWITCHING BETWEEN SUPPLY VESSELS

81341	Eastman Kodak Company	US	6644348	09/996,653	11/28/2001	11/11/2003	PURGABLE MULTIPORT VALVE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81354	Eastman Kodak Company	FR	0103432	0103432	3/14/2001	1/16/2004	IMPROVED COMPOSITE MATERIAL FOR THE TREATMENT OF PHOTOGRAPHIC EFFLUENTS MATERIAU COMPOSITE AMELIORE POUR LE TRAITEMENT D’EFFLUENTS PHOTOGRAPHIQUES

81354	Eastman Kodak Company	US	6680066	10/068,207	2/5/2002	1/20/2004	IMPROVED COMPOSITE MATERIAL FOR TREATING PHOTOGRAPHIC EFFLUENTS

81357	Eastman Kodak Company	US	6474885	09/826,643	4/5/2001	11/5/2002	A ROLLER SYSTEM TO HELP REMOVE CHAD AND TRIMMED MEDIA IN A THERMAL PRINTER

81370	Eastman Kodak Company	DE	602004008979.6	04075156.2	1/19/2004	9/19/2007	A METHOD OF ADJUSTING COLOR IN A COLOR PROOF

81370	Eastman Kodak Company	FR	1443751	04075156.2	1/19/2004	9/19/2007	A METHOD OF ADJUSTING COLOR IN A COLOR PROOF

81370	Eastman Kodak Company	GB	1443751	04075156.2	1/19/2004	9/19/2007	A METHOD OF ADJUSTING COLOR IN A COLOR PROOF

81370	Eastman Kodak Company	JP	4535740	2004-22017	1/29/2004	6/25/2010	COLOR ADJUSTING METHOD IN
							COLOR PROOF

81370	Eastman Kodak Company	US	7283282	10/355,372	1/31/2003	10/16/2007	A METHOD OF ADJUSTING COLOR IN A COLOR PROOF

81371	Eastman Kodak Company	US	7177048	10/166,955	6/11/2002	2/13/2007	N-CHANNEL SCREENING TOOL

81372	Eastman Kodak Company	US	6710795	09/832,746	4/11/2001	3/23/2004	TUNING A PRINTER BY PRINTING PATTERNS WHICH BEAT AGAINST A SPATIAL FREQUENCY OF A COMPONENT WITHIN THE PRINTER

81379	Eastman Kodak Company	US	6607257	09/960,109	9/21/2001	8/19/2003	PRINTHEAD ASSEMBLY WITH MINIMIZED INTERCONNECTIONS TO AN INKJET PRINTHEAD

81383	Eastman Kodak Company	DE	60115592.0	01130221.3	12/19/2001	12/7/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH HEATER ELEMENTS FORMED DURING CMOS PROCESSING AND METHOD OF FORMING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81383	Eastman Kodak Company	FR	1234669	01130221.3	12/19/2001	12/7/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH HEATER ELEMENTS FORMED DURING CMOS PROCESSING AND METHOD OF FORMING SAME

81383	Eastman Kodak Company	GB	1234669	01130221.3	12/19/2001	12/7/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH HEATER ELEMENTS FORMED DURING CMOS PROCESSING AND METHOD OF FORMING SAME

81383	Eastman Kodak Company	JP	4243057	2001-387314	12/20/2001	1/9/2009	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH HEATER ELEMENTS FORMED DURING CMOS PROCESSING AND METHOD OF FORMING SAME

81383	Eastman Kodak Company	US	6450619	09/792,188	2/22/2001	9/17/2002	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH HEATER ELEMENTS FORMED DURING CMOS PROCESSING AND METHOD OF FORMING SAME

81385	Eastman Kodak Company	US	6502925	09/792,114	2/22/2001	1/7/2003	CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81385	Eastman Kodak Company	US	6943037	10/242,080	9/12/2002	9/13/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81386	Eastman Kodak Company	DE	60134112.0	01130219.7	12/19/2001	5/21/2008	INCORPORATION OF SILICON BRIDGES IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81386	Eastman Kodak Company	FR	1219422	01130219.7	12/19/2001	5/21/2008	INCORPORATION OF SILICON BRIDGES IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81386	Eastman Kodak Company	GB	1219422	01130219.7	12/19/2001	5/21/2008	INCORPORATION OF SILICON BRIDGES IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81386	Eastman Kodak Company	US	6474794	09/751,726	12/29/2000	11/5/2002	INCORPORATION OF SILICON BRIDGES IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81390	Eastman Kodak Company	DE	60300317.6	03076783.4	6/10/2003	2/9/2005	SYSTEM AND PROCESS FOR MAGNETIC ALIGNMENT OF AN IMAGING SUBSYSTEM

81390	Eastman Kodak Company	JP	4488692	2003-161151	6/5/2003	4/9/2010	SYSTEM AND PROCESS FOR MAGNETIC ALIGNMENT OF AN IMAGING SUBSYSTEM

81390	Eastman Kodak Company	US	6677975	10/175,490	6/19/2002	1/13/2004	SYSTEM AND PROCESS FOR MAGNETIC ALIGNMENT OF AN IMAGING SUBSYSTEM

81397	Eastman Kodak Company	US	7043019	09/796,201	2/28/2001	5/9/2006	COPY PROTECTION FOR DIGITAL MOTION PICTURE IMAGE DATA

81401	Eastman Kodak Company	US	6729235	09/845,145	4/30/2001	5/4/2004	IMAGING APPARATUS AND IMAGING DRUM HAVING MATERIAL CLAMP

81405	Eastman Kodak Company	US	6515691	09/891,480	6/26/2001	2/4/2003	IMPROVED LEAD SCREW AND WRITE ENGINE USING SAME

81406	Eastman Kodak Company	US	6572720	09/863,855	5/23/2001	6/3/2003	METHOD FOR LAMINATING HIGH QUALITY TRANSPARENCIES

81419	Eastman Kodak Company	US	6614462	09/692,728	10/19/2000	9/2/2003	A METHOD AND APPARATUS FOR PRINTING HIGH RESOLUTION IMAGES USING REFLECTIVE LCD MODULATORS

81419	Eastman Kodak Company	US	6700599	10/357,571	2/4/2003	3/2/2004	AN APPARATUS FOR PRINTING HIGH RESOLUTION IMAGES USING REFLECTIVE LCD MODULATORS

81419	Eastman Kodak Company	US	6801238	10/679,751	10/6/2003	10/5/2004	AN APPARATUS FOR PRINTING HIGH RESOLUTION IMAGES USING REFLECTIVE LCD MODULATORS

81427	Eastman Kodak Company	DE	60119241.9	01203133.2	8/17/2001	5/3/2006	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81427	Eastman Kodak Company	FR	1184193	01203133.2	8/17/2001	5/3/2006	INK JET RECORDING ELEMENT

81427	Eastman Kodak Company	GB	1184193	01203133.2	8/17/2001	5/3/2006	INK JET RECORDING ELEMENT

81427	Eastman Kodak Company	JP	5085820	2001-254014	8/24/2001	9/14/2012	INK JET RECORDING ELEMENT

81427	Eastman Kodak Company	US	6489008	09/650,068	8/29/2000	12/3/2002	INK JET RECORDING ELEMENT

81432	Eastman Kodak Company	US	6857333	10/135,627	4/30/2002	2/22/2005	ROTATIONAL STOP

81433	Eastman Kodak Company	US	6510793	09/894,551	6/28/2001	1/28/2003	IMAGING APPARATUS AND PRINTING PLATE MOUNTING SURFACE FOR USE IN AN IMAGING APPARATUS HAVING PRINTING PLATE REGISTRATION DETECTION

81434	Eastman Kodak Company	US	6508527	09/863,597	5/23/2001	1/21/2003	METHOD FOR LAMINATING A PRE-PRESS PROOF TO SIMULATE PRINTING ON THIN PLASTIC

81439	Eastman Kodak Company	US	7198882	10/988,656	11/15/2004	4/3/2007	ADHESION PROMOTING POLYMERIC MATERIALS AND PLANOGRAPHIC PRINTING ELEMENTS CONTAINING THEM

81443	Eastman Kodak Company	DE	60110987.2	01122844.2	9/24/2001	5/25/2005	BLACK AND WHITE GRAPHIC ARTS FILM

81443	Eastman Kodak Company	US	6444392	09/928,215	8/10/2001	9/3/2002	BLACK AND WHITE GRAPHIC ARTS FILM

81448	Eastman Kodak Company	US	6586498	09/710,346	11/9/2000	7/1/2003	INK JET INK

81450	Eastman Kodak Company	TW	NI-193772	90117913	7/23/2001	1/11/2004	SYSTEM FOR MAKING A PHOTORESIST MASTER FOR A HYBRID OPTICAL RECORDING DISC

81450	Eastman Kodak Company	US	7120097	09/662,561	9/15/2000	10/10/2006	SYSTEM FOR MAKING A PHOTORESIST MASTER FOR A HYBRID OPTICAL RECORDING DISC

81456	Eastman Kodak Company	DE	60115162.3	01202784.3	7/19/2001	11/23/2005	A METHOD AND APPARATUS FOR PRINTING MONOCHROMATIC IMAGING USING A SPATIAL LIGHT MODULATOR

81456	Eastman Kodak Company	FR	1177908	01202784.3	7/19/2001	11/23/2005	A METHOD AND APPARATUS FOR PRINTING MONOCHROMATIC IMAGING USING A SPATIAL LIGHT MODULATOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81456	Eastman Kodak Company	GB	1177908	01202784.3	7/19/2001	11/23/2005	A METHOD AND APPARATUS FOR PRINTING MONOCHROMATIC IMAGING USING A SPATIAL LIGHT MODULATOR

81456	Eastman Kodak Company	US	6552740	09/630,419	8/1/2000	4/22/2003	A METHOD AND APPARATUS FOR PRINTING MONOCHROMATIC IMAGING USING A SPATIAL LIGHT MODULATOR

81472	Eastman Kodak Company	DE	60101433.2	01203136.5	8/17/2001	12/10/2003	NON-IMAGE PIXEL DATA STORED ON HARD-COPY IMAGE MEDIA

81472	Eastman Kodak Company	FR	1184806	01203136.5	8/17/2001	12/10/2003	NON-IMAGE PIXEL DATA STORED ON HARD-COPY IMAGE MEDIA

81472	Eastman Kodak Company	GB	1184806	01203136.5	8/17/2001	12/10/2003	NON-IMAGE PIXEL DATA STORED ON HARD-COPY IMAGE MEDIA

81472	Eastman Kodak Company	US	7114660	09/650,198	8/29/2000	10/3/2006	NON-IMAGE PIXEL DATA STORED ON HARD-COPY IMAGE MEDIA

81507	Eastman Kodak Company	DE	60101874.5	01203221.5	8/27/2001	1/28/2004	DYE-DONOR ELEMENT CONTAINING TRANSFERABLE PROTECTION OVERCOAT

81507	Eastman Kodak Company	GB	1186438	01203221.5	8/27/2001	1/28/2004	DYE-DONOR ELEMENT CONTAINING TRANSFERABLE PROTECTION OVERCOAT

81507	Eastman Kodak Company	JP	4662662	2001-265410	9/3/2001	1/14/2011	DYE-DONOR ELEMENT FOR THERMAL DYE TRANSFER

81507	Eastman Kodak Company	US	6362132	09/655,589	9/6/2000	3/26/2002	DYE-DONOR ELEMENT CONTAINING TRANSFERABLE PROTECTION OVERCOAT

81509	Eastman Kodak Company	US	6475696	09/751,192	12/28/2000	11/5/2002	IMAGING ELEMENTS WITH NANOCOMPOSITE CONTAINING SUPPORTS

81510	Eastman Kodak Company	US	6476848	09/746,399	12/21/2000	11/5/2002	ELECTROMECHANICAL GRATING DISPLAY SYSTEM WITH SEGMENTED WAVEPLATE

81511	Eastman Kodak Company	JP	4814460	2001-290680	9/25/2001	9/2/2011	ELECTROMECHANICAL GRATING DISPLAY SYSTEM WITH SPATIALLY SEPARATED LIGHT BEAMS

81528	Eastman Kodak Company	US	D454583	29/127,913	8/14/2000	3/19/2002	PRINTER WITH A PIVOTING DISPLAY

81530	Eastman Kodak Company	US	6676164	09/641,112	8/17/2000	1/13/2004	A PERSONAL POSTAL PRODUCT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81538	Eastman Kodak Company	JP	4083421	2001-382987	12/17/2001	2/22/2008	A METHOD AND APPARATUS FOR DETECTION OF WRINKLED DOCUMENTS IN A SHEET FEEDING DEVICE

81538	Eastman Kodak Company	US	6520498	09/746,049	12/21/2000	2/18/2003	A METHOD AND APPARATUS FOR DETECTION OF WRINKLED DOCUMENTS IN A SHEET FEEDING DEVICE

81545	Eastman Kodak Company	US	D449634	29/138,421	3/13/2001	10/23/2001	VERTICAL DIGITAL PROJECTOR

81546	Eastman Kodak Company	US	D449636	29/138,432	3/13/2001	10/23/2001	VERTICAL DIGITAL PROJECTOR

81547	Eastman Kodak Company	US	D449635	29/138,422	3/13/2001	10/23/2001	VERTICAL DIGITAL PROJECTOR

81555	Eastman Kodak Company	US	6561644	09/742,982	12/20/2000	5/13/2003	INK JET PRINTING PROCESS

81556	Eastman Kodak Company	US	6578955	09/981,281	10/17/2001	6/17/2003	CONTINUOUS INKJET PRINTER WITH ACTUATABLE VALVES FOR CONTROLLING THE DIRECTION OF DELIVERED INK

81565	Eastman Kodak Company	US	6454389	09/658,800	9/11/2000	9/24/2002	MULTIPASS INKJET PRINTING USING PRINT MASKING

81570	Eastman Kodak Company	US	6501530	09/727,089	11/30/2000	12/31/2002	MOTION PICTURE FILM PROJECTOR ILLUMINATION SYSTEM FOR MINIMIZING FILM BUCKLE

81578	Eastman Kodak Company	US	6761677	09/667,944	9/22/2000	7/13/2004	ALBUM LEAF AND METHOD AND APPARATUS FOR MAKING AN ALBUM LEAF

81578	Eastman Kodak Company	US	7087006	10/385,104	3/10/2003	8/8/2006	ALBUM LEAF AND METHOD AND APPARATUS FOR MAKING AN ALBUM LEAF

81578	Eastman Kodak Company	US	7393315	10/385,279	3/10/2003	7/1/2008	ALBUM LEAF AND METHOD AND APPARATUS FOR MAKING AN ALBUM LEAF

81578	Eastman Kodak Company	US	7322924	10/385,280	3/10/2003	1/29/2008	ALBUM LEAF AND METHOD AND APPARATUS FOR MAKING AN ALBUM LEAF

81581	Eastman Kodak Company	US	6326131	09/652,240	8/31/2000	12/4/2001	HIGHLY LUBRICATED IMAGING ELEMENT WITH HIGH COEFFICIENT OF FRICTION

81588	Eastman Kodak Company	DE	60101126.0	01203140.7	8/20/2001	11/5/2003	INK JET RECORDING ELEMENT

81588	Eastman Kodak Company	FR	1184194	01203140.7	8/20/2001	11/5/2003	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81588	Eastman Kodak Company	GB	1184194	01203140.7	8/20/2001	11/5/2003	INK JET RECORDING ELEMENT

81588	Eastman Kodak Company	JP	4805492	2001-257642	8/28/2001	8/19/2011	INK JET RECORDING ELEMENT

81588	Eastman Kodak Company	US	6475603	09/652,234	8/31/2000	11/5/2002	INK JET RECORDING ELEMENT

81599	Eastman Kodak Company	US	6985253	09/751,230	12/28/2000	1/10/2006	PROCESSING FILM IMAGES FOR DIGITAL CINEMA

81603	Eastman Kodak Company	DE	60115189.5	01204923.5	12/17/2001	11/23/2005	INK DROP DEFLECTION AMPLIFIER MECHANISM AND METHOD OF INCREASING INK DROP DIVERGENCE

81603	Eastman Kodak Company	FR	1221373	01204923.5	12/17/2001	11/23/2005	INK DROP DEFLECTION AMPLIFIER MECHANISM AND METHOD OF INCREASING INK DROP DIVERGENCE

81603	Eastman Kodak Company	GB	1221373	01204923.5	12/17/2001	11/23/2005	INK DROP DEFLECTION AMPLIFIER MECHANISM AND METHOD OF INCREASING INK DROP DIVERGENCE

81603	Eastman Kodak Company	JP	4212273	2001-382131	12/14/2001	11/7/2008	INK DROP DEFLECTION AMPLIFIER MECHANISM AND METHOD OF INCREASING INK DROP DIVERGENCE

81603	Eastman Kodak Company	US	6508542	09/751,483	12/28/2000	1/21/2003	INK DROP DEFLECTION AMPLIFIER MECHANISM AND METHOD OF INCREASING INK DROP DIVERGENCE

81604	Eastman Kodak Company	DE	60108838.7	01130222.1	12/19/2001	2/9/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH SILICON BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81604	Eastman Kodak Company	FR	1219424	01130222.1	12/19/2001	2/9/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH SILICON BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81604	Eastman Kodak Company	GB	1219424	01130222.1	12/19/2001	2/9/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH SILICON BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81604	Eastman Kodak Company	JP	4142286	2001-387274	12/20/2001	6/20/2008	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH SILICON BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81604	Eastman Kodak Company	US	6439703	09/751,722	12/29/2000	8/27/2002	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH SILICON BASED LATERAL FLOW NOZZLE ARCHITECTURE AND METHOD OF FORMING SAME

81619	Eastman Kodak Company	US	6999838	10/337,691	1/7/2003	2/14/2006	SYSTEM AND METHOD FOR IMPROVING LASER POWER AND STABILIZATION USING HIGH DUTY CYCLE RADIO FREQUENCY INJECTION

81620	Eastman Kodak Company	US	6600590	09/788,862	2/20/2001	7/29/2003	A SPECKLE SUPPRESSED LASER PROJECTION SYSTEM USING RF INJECTION

81622	Eastman Kodak Company	US	6480259	09/675,327	9/28/2000	11/12/2002	A METHOD AND APPARATUS FOR PRINTING MONOCHROMATIC IMAGES USING A SPATIAL LIGHT MODULATOR HAVING A SELECTABLE LIGHT SOURCE

81633	Eastman Kodak Company	DE	60109880.3	01130225.4	12/19/2001	4/6/2005	INCORPORATION OF SUPPLEMENTARY HEATERS IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81633	Eastman Kodak Company	FR	1219427	01130225.4	12/19/2001	4/6/2005	INCORPORATION OF SUPPLEMENTARY HEATERS IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81633	Eastman Kodak Company	GB	1219427	01130225.4	12/19/2001	4/6/2005	INCORPORATION OF SUPPLEMENTARY HEATERS IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81633	Eastman Kodak Company	JP	4173662	2001-387062	12/20/2001	8/22/2008	INCORPORATION OF SUPPLEMENTARY HEATERS IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81633	Eastman Kodak Company	US	6412928	09/751,115	12/29/2000	7/2/2002	INCORPORATION OF SUPPLEMENTARY HEATERS IN THE INK CHANNELS OF CMOS/MEMS INTEGRATED INK JET PRINT HEAD AND METHOD OF FORMING SAME

81644	Eastman Kodak Company	US	6537656	09/723,518	11/28/2000	3/25/2003	FOAM CORE IMAGING MEMBER

81646	Eastman Kodak Company	US	6580490	09/699,552	10/30/2000	6/17/2003	A METHOD AND APPARATUS FOR PRINTING IMAGES IN MULTIPLE FORMATS USING A SPATIAL LIGHT MODULATOR

81656	Eastman Kodak Company	US	6468338	09/689,184	10/12/2000	10/22/2002	DYE FOR INK JET INK

81659	Eastman Kodak Company	US	6904180	09/697,890	10/27/2000	6/7/2005	A METHOD FOR DETECTING IMAGE INTERPOLATION

81659	Eastman Kodak Company	US	7251378	10/961,892	10/8/2004	7/31/2007	A METHOD FOR DETECTING IMAGE INTERPOLATION

81665	Eastman Kodak Company	DE	60326189.2	03076768.5	6/5/2003	2/18/2009	INK JET PRINTING METHOD

81665	Eastman Kodak Company	FR	1375175	03076768.5	6/5/2003	2/18/2009	INK JET PRINTING METHOD

81665	Eastman Kodak Company	GB	1375175	03076768.5	6/5/2003	2/18/2009	INK JET PRINTING METHOD

81665	Eastman Kodak Company	US	6679603	10/184,672	6/18/2002	1/20/2004	INK JET PRINTING METHOD

81666	Eastman Kodak Company	US	6491362	09/910,405	7/20/2001	12/10/2002	A CONTINUOUS INK JET PRINTING APPARATUS WITH IMPROVED DROP PLACEMENT

81672	Eastman Kodak Company	DE	60111817.0	01204901.1	12/14/2001	7/6/2005	INK JET APPARATUS HAVING AMPLIFIED ASYMMETRIC HEATING DROP DEFLECTION

81672	Eastman Kodak Company	FR	1219428	01204901.1	12/14/2001	7/6/2005	INK JET APPARATUS HAVING AMPLIFIED ASYMMETRIC HEATING DROP DEFLECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81672	Eastman Kodak Company	GB	1219428	01204901.1	12/14/2001	7/6/2005	INK JET APPARATUS HAVING AMPLIFIED ASYMMETRIC HEATING DROP DEFLECTION

81672	Eastman Kodak Company	JP	4117129	2001-394752	12/26/2001	4/25/2008	INK JET APPARATUS HAVING AMPLIFIED ASYMMETRIC HEATING DROP DEFLECTION

81672	Eastman Kodak Company	US	6505921	09/751,563	12/28/2000	1/14/2003	INK JET APPARATUS HAVING AMPLIFIED ASYMMETRIC HEATING DROP DEFLECTION

81674	Eastman Kodak Company	DE	60221092.5	02080296.3	12/16/2002	7/11/2007	INK-JET PRINTING WITH REDUCED CROSS-TALK

81674	Eastman Kodak Company	FR	1323531	02080296.3	12/16/2002	7/11/2007	INK-JET PRINTING WITH REDUCED CROSS-TALK

81674	Eastman Kodak Company	GB	1323531	02080296.3	12/16/2002	7/11/2007	INK-JET PRINTING WITH REDUCED CROSS-TALK

81674	Eastman Kodak Company	US	6923529	10/035,902	12/26/2001	8/2/2005	INK-JET PRINTING WITH REDUCED CROSS-TALK

81691	Eastman Kodak Company	DE	60229902.0	02077676.1	7/5/2002	11/19/2008	SYNCHRONIZING PRINTED DROPLETS IN CONTINUOUS INKJET PRINTING

81691	Eastman Kodak Company	FR	1277581	02077676.1	7/5/2002	11/19/2008	SYNCHRONIZING PRINTED DROPLETS IN CONTINUOUS INKJET PRINTING

81691	Eastman Kodak Company	GB	1277581	02077676.1	7/5/2002	11/19/2008	SYNCHRONIZING PRINTED DROPLETS IN CONTINUOUS INKJET PRINTING

81691	Eastman Kodak Company	US	6572222	09/907,159	7/17/2001	6/3/2003	SYNCHRONIZING PRINTED DROPLETS IN CONTINUOUS INKJET PRINTING

81694	Eastman Kodak Company	US	6365705	09/699,710	10/30/2000	4/2/2002	SPIRO-AMMONIUM IONOMER CARBOXYLATES

81696	Eastman Kodak Company	US	6474781	09/861,692	5/21/2001	11/5/2002	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS WITH NOZZLE CLUSTERS

81699	Eastman Kodak Company	DE	60228781.2	02075820.7	3/1/2002	9/10/2008	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS FOR CORRECTING INK DROP PLACEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81699	Eastman Kodak Company	FR	1243426	02075820.7	3/1/2002	9/10/2008	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS FOR CORRECTING INK DROP PLACEMENT

81699	Eastman Kodak Company	GB	1243426	02075820.7	3/1/2002	9/10/2008	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS FOR CORRECTING INK DROP PLACEMENT

81699	Eastman Kodak Company	JP	4272383	2002-55924	3/1/2002	3/6/2009	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS FOR CORRECTING INK DROP PLACEMENT

81699	Eastman Kodak Company	US	6517197	09/804,758	3/13/2001	2/11/2003	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS FOR CORRECTING INK DROP PLACEMENT

81700	Eastman Kodak Company	DE	60205075.8	02079370.9	10/21/2002	7/20/2005	A CONTINUOUS INK-JET PRINTING APPARATUS HAVING AN IMPROVED DROPLET DEFLECTOR AND CATCHER

81700	Eastman Kodak Company	FR	1308278	02079370.9	10/21/2002	7/20/2005	A CONTINUOUS INK-JET PRINTING APPARATUS HAVING AN IMPROVED DROPLET DEFLECTOR AND CATCHER

81700	Eastman Kodak Company	GB	1308278	02079370.9	10/21/2002	7/20/2005	A CONTINUOUS INK-JET PRINTING APPARATUS HAVING AN IMPROVED DROPLET DEFLECTOR AND CATCHER

81700	Eastman Kodak Company	US	6851796	09/999,356	10/31/2001	2/8/2005	A CONTINUOUS INK-JET PRINTING APPARATUS HAVING AN IMPROVED DROPLET DEFLECTOR AND CATCHER

81701	Eastman Kodak Company	DE	60106185.3	01204903.7	12/14/2001	10/6/2004	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

81701	Eastman Kodak Company	FR	1219429	01204903.7	12/14/2001	10/6/2004	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

81701	Eastman Kodak Company	GB	1219429	01204903.7	12/14/2001	10/6/2004	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81701	Eastman Kodak Company	JP	4787304	2008-264295	10/10/2008	7/22/2011	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

81701	Eastman Kodak Company	JP	4847561	2009-159798	7/6/2009	10/21/2011	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

81701	Eastman Kodak Company	JP	4847562	2009-159800	7/6/2009	10/21/2011	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

81701	Eastman Kodak Company	US	6588888	09/751,232	12/28/2000	7/8/2003	A CONTINUOUS INK-JET PRINTING METHOD AND APPARATUS

81701	Eastman Kodak Company	US	6863385	10/426,295	4/30/2003	3/8/2005	A CONTINUOUS INK-JET PRINTING
							METHOD AND APPARATUS

81702	Eastman Kodak Company	DE	60206702.2	02077391.7	6/17/2002	10/19/2005	A CONTINUOUS INK JET PRINTING APPARATUS WITH NOZZLES HAVING DIFFERENT DIAMETERS

81702	Eastman Kodak Company	GB	1277579	02077391.7	6/17/2002	10/19/2005	A CONTINUOUS INK JET PRINTING APPARATUS WITH NOZZLES HAVING DIFFERENT DIAMETERS

81702	Eastman Kodak Company	US	6450628	09/892,831	6/27/2001	9/17/2002	A CONTINUOUS INK JET PRINTING APPARATUS WITH NOZZLES HAVING DIFFERENT DIAMETERS

81703	Eastman Kodak Company	US	6827429	09/969,679	10/3/2001	12/7/2004	CONTINUOUS INK JET PRINTING METHOD AND APPARATUS WITH INK DROPLET VELOCITY DISCRIMINATION

81704	Eastman Kodak Company	DE	60224136.7	02077602.7	7/1/2002	12/19/2007	A CONTINUOUS INK-JET PRINTING APPARATUS WITH PRE-CONDITONED AIR FLOW

81704	Eastman Kodak Company	FR	1277578	02077602.7	7/1/2002	12/19/2007	A CONTINUOUS INK-JET PRINTING APPARATUS WITH PRE-CONDITONED AIR FLOW

81704	Eastman Kodak Company	GB	1277578	02077602.7	7/1/2002	12/19/2007	A CONTINUOUS INK-JET PRINTING APPARATUS WITH PRE-CONDITONED AIR FLOW

81704	Eastman Kodak Company	JP	4109912	2002-178489	6/19/2002	4/11/2008	A CONTINUOUS INK-JET PRINTING APPARATUS WITH PRE-CONDITONED AIR FLOW

81704	Eastman Kodak Company	US	6588889	09/906,489	7/16/2001	7/8/2003	A CONTINUOUS INK-JET PRINTING APPARATUS WITH PRE-CONDITONED AIR FLOW

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81705	Eastman Kodak Company	DE	60228356.6	02075438.8	2/4/2002	8/20/2008	CONTNUOUS INK-JET PRINTER HAVING TWO DIMENSIONAL NOZZLE ARRAY AND METHOD OF INCREASING INK DROP DENSITY

81705	Eastman Kodak Company	FR	1232863	02075438.8	2/4/2002	8/20/2008	CONTNUOUS INK-JET PRINTER HAVING TWO DIMENSIONAL NOZZLE ARRAY AND METHOD OF INCREASING INK DROP DENSITY

81705	Eastman Kodak Company	GB	1232863	02075438.8	2/4/2002	8/20/2008	CONTNUOUS INK-JET PRINTER HAVING TWO DIMENSIONAL NOZZLE ARRAY AND METHOD OF INCREASING INK DROP DENSITY

81705	Eastman Kodak Company	JP		2002-009484	1/18/2002		CONTNUOUS INK-JET PRINTER HAVING TWO DIMENSIONAL NOZZLE ARRAY AND METHOD OF INCREASING INK DROP DENSITY

81705	Eastman Kodak Company	US	6536883	09/785,618	2/16/2001	3/25/2003	CONTNUOUS INK-JET PRINTER HAVING TWO DIMENSIONAL NOZZLE ARRAY AND METHOD OF INCREASING INK DROP DENSITY

81706	Eastman Kodak Company	JP	4253455	2002-11205	1/21/2002	1/30/2009	CONTINUOUS INK JET PRINTHEAD AND METHOD OF TRANSLATING INK DROPS

81706	Eastman Kodak Company	US	6508543	09/777,426	2/6/2001	1/21/2003	CONTINUOUS INK JET PRINTHEAD AND METHOD OF TRANSLATING INK DROPS

81707	Eastman Kodak Company	US	6682182	10/120,023	4/10/2002	1/27/2004	CONTINUOUS INK JET PRINTING WITH IMPROVED DROP FORMATION

81708	Eastman Kodak Company	US	6739705	10/054,476	1/22/2002	5/25/2004	CONTINUOUS STREAM INK JET PRINTHEAD OF THE GAS STREAM DROP DEFLECTION TYPE HAVING AMBIENT PRESSURE COMPENSATION MECHANISM AND METHOD OF OPERATION THEREOF

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81716	Eastman Kodak Company	US	6778696	09/689,192	10/12/2000	8/17/2004	AN INTEGRATED TRADITIONAL AND
							DIGITAL PHOTOGRAPHICPROCESING
							SYSTEM WITH EXCHANGED
							FEEDBACK CONTROL

81718	Eastman Kodak Company	US	6288227	09/679,922	10/5/2000	9/11/2001	SOLUBILIZED 2,6-
							DINAPHTHYLAMINOTRIAZINES

81718	Eastman Kodak Company	US	6509143	09/896,698	6/29/2001	1/21/2003	CONCENTRATED PHOTOGRAPHIC
							COLOR DEVELOPING COMPOSITION
							CONTAINING STAIN REDUCING
							AGENT

81721	Eastman Kodak Company	DE	60108335.0	01126389.4	11/7/2001	1/12/2005	COATING FLUID FOR THE
							PREPARATION OF A RECORDING
							MEDIUM FOR USE IN INKJET
							PRINTING

81721	Eastman Kodak Company	FR	1205311	01126389.4	11/7/2001	1/12/2005	COATING FLUID FOR THE
							PREPARATION OF A RECORDING
							MEDIUM FOR USE IN INKJET
							PRINTING

81721	Eastman Kodak Company	GB	1205311	01126389.4	11/7/2001	1/12/2005	COATING FLUID FOR THE
							PREPARATION OF A RECORDING
							MEDIUM FOR USE IN INKJET
							PRINTING

81721	Eastman Kodak Company	US	6838505	09/981,221	10/16/2001	1/4/2005	COATING FLUID FOR THE
							PREPARATION OF A RECORDING
							MEDIUM FOR USE IN INKJET
							PRINTING

81723	Eastman Kodak Company	US	6860308	10/353,664	1/29/2003	3/1/2005	APPARATUS FOR MAKING A TWO-
							SIDED IMAGE

81732	Eastman Kodak Company	CN	02150258.7	02150258.7	11/6/2002	1/30/2008	IMAGE-FORMING SYSTEM WITH
							ENHANCED GRAY LEVELS

81732	Eastman Kodak Company	US	6567217	09/993,034	11/6/2001	5/20/2003	IMAGE-FORMING SYSTEM WITH
							ENHANCED GRAY LEVELS

81732	Eastman Kodak Company	US	6552855	10/184,280	6/27/2002	4/22/2003	IMAGE-FORMING SYSTEM WITH
							ENHANCED GRAY LEVELS

81733	Eastman Kodak Company	US	6648943	10/027,288	12/21/2001	11/18/2003	INTEGRATED USE OF DEAERATION
							METHODS TO REDUCE BUBBLES
							AND LIQUID WASTE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81737	Eastman Kodak Company	TW	NI-195052	090119940	8/14/2001	2/1/2004	ANTIREFLECTION ARTICLE OF MANUFACTURE

81737	Eastman Kodak Company	US	6497957	09/679,314	10/4/2000	12/24/2002	ANTIREFLECTION ARTICLE OF MANUFACTURE

81741	Eastman Kodak Company	US	6382254	09/735,322	12/12/2000	5/7/2002	MICROFLUIDIC VALVE AND METHOD FOR CONTROLLING THE FLOW OF A LIQUID

81742	Eastman Kodak Company	DE	60112878.8	01204460.8	11/22/2001	8/24/2005	CONTINUOUS INK JET PRINTING PROCESS

81742	Eastman Kodak Company	JP	4191404	2001-372645	12/6/2001	9/26/2008	CONTINUOUS INK JET PRINTING PROCESS

81742	Eastman Kodak Company	US	6364469	09/730,685	12/6/2000	4/2/2002	CONTINUOUS INK JET PRINTING PROCESS

81744	Eastman Kodak Company	US	6652761	10/051,426	1/18/2002	11/25/2003	PROCESS FOR RECYCLING WASH- WATER RESULTING FROM FILM TREATMENT

81746	Eastman Kodak Company	DE	60208515.2	02356093.1	5/17/2002	1/4/2006	MATERIAL AND METHOD FOR THE TREATMENT OF PHOTOGRAPHIC EFFLUENTS

81746	Eastman Kodak Company	FR	1267208	02356093.1	5/17/2002	1/4/2006	MATERIAL AND METHOD FOR THE TREATMENT OF PHOTOGRAPHIC EFFLUENTS

81746	Eastman Kodak Company	GB	1267208	02356093.1	5/17/2002	1/4/2006	MATERIAL AND METHOD FOR THE TREATMENT OF PHOTOGRAPHIC EFFLUENTS

81746	Eastman Kodak Company	NL	1267208	02356093.1	5/17/2002	1/4/2006	MATERIAL AND METHOD FOR THE TREATMENT OF PHOTOGRAPHIC EFFLUENTS

81746	Eastman Kodak Company	US	6620397	10/159,680	5/31/2002	9/16/2003	MATERIAL AND METHOD FOR THE TREATMENT OF PHOTOGRAPHIC EFFLUENTS

81756	Eastman Kodak Company	US	6649250	09/976,616	10/11/2001	11/18/2003	GLOSS COATING ON PERMEABLE SURFACE IMAGING SUPPORT

81757	Eastman Kodak Company	US	6746051	09/686,133	10/10/2000	6/8/2004	A TWO SIDED IMAGE PRODUCT

81758	Eastman Kodak Company	US	6711277	09/696,542	10/25/2000	3/23/2004	METHOD OF CONTROLLING THE REPRODUCTION OF COPYRIGHTED IMAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81772	Eastman Kodak Company	US	6643237	09/804,116	3/12/2001	11/4/2003	METHOD AND APPARATUS FOR THE AUTHENTICATION OF ENCODED DATA

81776	Eastman Kodak Company	US	6426172	09/751,723	12/29/2000	7/30/2002	METHOD OF PROCESSING MOTION PICTURE PRINT FILM TO PROVIDE IMPROVED LASER SUBTITLING PERFORMANCE, AND PROCESSED MOTION PICTURE PRINT FILM

81783	Eastman Kodak Company	US	6498711	09/708,353	11/8/2000	12/24/2002	DEFORMABLE MICRO-ACTUATOR WITH GRID ELECTRODE

81785	Eastman Kodak Company	JP	4326176	2001-334483	10/31/2001	6/19/2009	METHOD OF MANUFACTURING A MICROLENS ARRAY MOLD AND A MICROLENS ARRAY

81785	Eastman Kodak Company	TW	NI-173085	090122119	9/6/2001	7/2/2003	METHOD OF MANUFACTURING A MICROLENS ARRAY MOLD AND A MICROLENS ARRAY

81785	Eastman Kodak Company	US	6476971	09/702,952	10/31/2000	11/5/2002	METHOD FOR MANUFACTURING A MICROLENS ARRAY MOLD AND A MICROLENS ARRAY

81786	Eastman Kodak Company	TW	NI-193067	90122114	9/6/2001	1/1/2004	APPARATUS FOR FORMING A MICROLENS MOLD

81786	Eastman Kodak Company	US	6846137	09/702,362	10/31/2000	1/25/2005	APPARATUS FOR FORMING A MICROLENS MOLD

81787	Eastman Kodak Company	TW	NI-193213	90122110	9/6/2001	1/1/2004	APPARATUS FOR FORMING A MICROLENS ARRAY MOLD

81787	Eastman Kodak Company	US	6908266	09/702,500	10/31/2000	6/21/2005	APPARATUS FOR FORMING A MICROLENS ARRAY MOLD

81788	Eastman Kodak Company	TW	NI-173084	90122112	9/6/2001	3/11/2003	METHOD OF MANUFACTURING A MICROLENS AND A MICROLENS ARRAY

81788	Eastman Kodak Company	US	6402996	09/702,951	10/31/2000	6/11/2002	METHOD OF MANUFACTURING A MICROLENS AND A MICROLENS ARRAY

81794	Eastman Kodak Company	US	6436619	09/853,846	5/11/2001	8/20/2002	CONDUCTIVE AND ROUGHENING LAYER

81795	Eastman Kodak Company	US	6872501	10/133,836	4/26/2002	3/29/2005	ANTISTAT OF ONIUM SALT AND POLYETHER POLYMER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81798	Eastman Kodak Company	US	6799963	09/702,496	10/31/2000	10/5/2004	APPARATUS AND METHOD FOR MAKING A DOUBLE-SIDED MICROLENS MOLD AND MICROLENS ARRAY MOLD

81798	Eastman Kodak Company	US	6787072	10/368,872	2/19/2003	9/7/2004	APPARATUS AND METHOD FOR MAKING A DOUBLE-SIDED MICROLENS MOLD AND MICROLENS ARRAY MOLD

81804	Eastman Kodak Company	US	6873728	10/050,207	1/16/2002	3/29/2005	VERTICAL BLACK LINE REMOVAL IMPLEMENTATION

81820	Eastman Kodak Company	DE	60200328.8	02075169.9	1/16/2002	4/7/2004	INK JET RECORDING ELEMENT AND PRINTING METHOD

81820	Eastman Kodak Company	FR	1226970	02075169.9	1/16/2002	4/7/2004	INK JET RECORDING ELEMENT AND PRINTING METHOD

81820	Eastman Kodak Company	GB	1226970	02075169.9	1/16/2002	4/7/2004	INK JET RECORDING ELEMENT AND PRINTING METHOD

81820	Eastman Kodak Company	JP	3939990	2002-16869	1/25/2002	4/6/2007	INK JET RECORDING ELEMENT

81820	Eastman Kodak Company	US	6630212	09/770,814	1/26/2001	10/7/2003	INK JET RECORDING ELEMENT

81821	Eastman Kodak Company	DE	60202221.5	02075132.7	1/14/2002	12/15/2004	INK JET PRINTING METHOD

81821	Eastman Kodak Company	US	6554418	09/771,251	1/26/2001	4/29/2003	INK JET PRINTING METHOD

81838	Eastman Kodak Company	US	D460474	29/148,082	9/14/2001	7/16/2002	“DIGITAL CAMERA BACK”

81854	Eastman Kodak Company	US	6475712	09/996,192	11/28/2001	11/5/2002	PHOTOGRAPHIC ELEMENT HAVING IMPROVED SURFACE PROTECTIVE LAYER CONTAINING COMPOSITE WAX PARTICLES

81857	Eastman Kodak Company	DE	60209854.8	02076136.7	3/22/2002	3/15/2006	PHOTOGRAPHIC ELEMENT CONTAINING AN ELECTRICALLY-CONDUCTIVE LAYER

81857	Eastman Kodak Company	FR	1248146	02076136.7	3/22/2002	3/15/2006	PHOTOGRAPHIC ELEMENT CONTAINING AN ELECTRICALLY-CONDUCTIVE LAYER

81857	Eastman Kodak Company	GB	1248146	02076136.7	3/22/2002	3/15/2006	PHOTOGRAPHIC ELEMENT CONTAINING AN ELECTRICALLY-CONDUCTIVE LAYER

81857	Eastman Kodak Company	US	6440654	09/825,325	4/3/2001	8/27/2002	PHOTOGRAPHIC ELEMENT CONTAINING AN ELECTRICALLY-CONDUCTIVE LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81859	Eastman Kodak Company	US	6470736	09/773,290	1/31/2001	10/29/2002	APPARATUS AND METHOD FOR CAPILLARY VISCOMETRY OF FLUIDS (AS AMENDED)

81861	Eastman Kodak Company	US	6599669	09/931,335	8/16/2001	7/29/2003	IMAGING ELEMENT WITH NACREOUS PIGMENT

81873	Eastman Kodak Company	US	6576042	09/950,487	9/11/2001	6/10/2003	A PROCESS CONTROL METHOD TO INCREASE DEAERATION CAPACITY IN AN ECR BY CONSTANT VOLTAGE OPERATION

81875	Eastman Kodak Company	US	D457180	29/140,631	4/20/2001	5/14/2002	FILM SCANNER

81879	Eastman Kodak Company	US	6514659	09/723,489	11/28/2000	2/4/2003	FOAM CORE IMAGING ELEMENT WITH GLOSSY SURFACE

81892	Eastman Kodak Company	US	6497986	09/931,328	8/16/2001	12/24/2002	NACREOUS SATIN IMAGING ELEMENT

81893	Eastman Kodak Company	US	6423398	09/770,122	1/26/2001	7/23/2002	INK JET PRINTING METHOD

81895	Eastman Kodak Company	US	6596447	09/931,334	8/16/2001	7/22/2003	PHOTOGRAPHIC ELEMENT WITH NACREOUS OVERCOAT

81901	Eastman Kodak Company	US	6508548	09/742,961	12/20/2000	1/21/2003	INK JET PRINTING METHOD

81909	Eastman Kodak Company	DE	60130619.8	01204421.0	11/19/2001	9/26/2007	THERMAL ACTUATOR

81909	Eastman Kodak Company	FR	1211072	01204421.0	11/19/2001	9/26/2007	THERMAL ACTUATOR

81909	Eastman Kodak Company	GB	1211072	01204421.0	11/19/2001	9/26/2007	THERMAL ACTUATOR

81909	Eastman Kodak Company	JP	4040288	2001-355056	11/20/2001	11/16/2007	THERMAL ACTUATOR

81909	Eastman Kodak Company	US	6561627	09/726,945	11/30/2000	5/13/2003	THERMAL ACTUATOR

81912	Eastman Kodak Company	US	6848764	10/121,401	4/12/2002	2/1/2005	METHOD AND APPARATUS FOR CONTROLLING HEATERS IN A CONTINUOUS INK JET PRINT HEAD

81913	Eastman Kodak Company	DE	60301592.1	03076685.1	6/2/2003	9/14/2005	METHOD OF CONTROLLING HEATERS IN A CONTINUOUS INK JET PRINTHEAD HAVING SEGMENTED HEATERS TO PREVENT TERMINAL INK DROP MISDIRECTION

81913	Eastman Kodak Company	GB	1371489	03076685.1	6/2/2003	9/14/2005	METHOD OF CONTROLLING HEATERS IN A CONTINUOUS INK JET PRINTHEAD HAVING SEGMENTED HEATERS TO PREVENT TERMINAL INK DROP MISDIRECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81913	Eastman Kodak Company	US	6820971	10/172,429	6/14/2002	11/23/2004	METHOD OF CONTROLLING HEATERS IN A CONTINUOUS INK JET PRINTHEAD HAVING SEGMENTED HEATERS TO PREVENT TERMINAL INK DROP MISDIRECTION

81914	Eastman Kodak Company	US	6584857	09/717,318	11/20/2000	7/1/2003	OPTICAL STRAIN GAUGE

81915	Eastman Kodak Company	US	6596451	09/931,355	8/16/2001	7/22/2003	NACREOUS IMAGING ELEMENT CONTAINING A VOIDED POLYMER LAYER

81916	Eastman Kodak Company	US	6569593	09/931,699	8/16/2001	5/27/2003	ORIENTED POLYESTER IMAGING ELEMENT WITH NACREOUS PIGMENT

81920	Eastman Kodak Company	US	6757426	09/813,481	3/21/2001	6/29/2004	SYSTEM AND METHOD FOR IMAGE PROCESSING BY AUTOMATIC COLOR DROPOUT

81928	Eastman Kodak Company	DE	60102660.8	01204476.4	12/18/2001	4/7/2004	COATING FLUID FOR THE PREPARATION OF A RECORDING MEDIUM FOR USE IN INKJET PRINTING

81928	Eastman Kodak Company	GB	1219692	01204476.4	12/18/2001	4/7/2004	COATING FLUID FOR THE PREPARATION OF A RECORDING MEDIUM FOR USE IN INKJET PRINTING

81928	Eastman Kodak Company	JP	4188592	2001-389475	12/21/2001	9/19/2008	COATING FLUID

81928	Eastman Kodak Company	US	6689429	09/981,375	10/16/2001	2/10/2004	COATING FLUID FOR THE PREPARATION OF A RECORDING MEDIUM FOR USE IN INKJET PRINTING

81936	Eastman Kodak Company	US	6497472	09/751,236	12/29/2000	12/24/2002	A SELF-CLEANING INK JET PRINTER AND PRINT HEAD WITH CLEANING FLUID FLOW SYSTEM

81958	Eastman Kodak Company	US	6543899	09/730,360	12/5/2000	4/8/2003	AN AUTO-STEREOSCOPIC VIEWING SYSTEM USING MOUNTED PROJECTION

81962	Eastman Kodak Company	DE	60308739.6	03075022.8	1/6/2003	10/4/2006	AUTOMATIC IMAGE QUALITY EVALUATION AND CORRECTION TECHNIQUE FOR DIGITIZED AND THRESHOLDED DOCUMENT IMAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81962	Eastman Kodak Company	FR	1330111	03075022.8	1/6/2003	10/4/2006	AUTOMATIC IMAGE QUALITY EVALUATION AND CORRECTION TECHNIQUE FOR DIGITIZED AND THRESHOLDED DOCUMENT IMAGES

81962	Eastman Kodak Company	GB	1330111	03075022.8	1/6/2003	10/4/2006	AUTOMATIC IMAGE QUALITY EVALUATION AND CORRECTION TECHNIQUE FOR DIGITIZED AND THRESHOLDED DOCUMENT IMAGES

81962	Eastman Kodak Company	US	6970606	10/050,206	1/16/2002	11/29/2005	AUTOMATIC IMAGE QUALITY EVALUATION AND CORRECTION TECHNIQUE FOR DIGITIZED AND THRESHOLDED DOCUMENT IMAGES

81966	Eastman Kodak Company	US	6882451	09/732,671	12/8/2000	4/19/2005	METHOD AND MEANS FOR DETERMINING ESTIMATED RELATIVE EXPOSURE VALUES FROM OPTICAL DENSITY VALUES OF PHOTOGRAPHIC MEDIA (AMENDED AS OF 8/13/2004)

81981	Eastman Kodak Company	DE	60236042.0	02075961.9	3/11/2002	4/21/2010	INK JET PRINTING PROCESS

81981	Eastman Kodak Company	FR	1243627	02075961.9	3/11/2002	4/21/2010	INK JET PRINTING PROCESS

81981	Eastman Kodak Company	GB	1243627	02075961.9	3/11/2002	4/21/2010	INK JET PRINTING PROCESS

81981	Eastman Kodak Company	US	6547865	09/813,581	3/21/2001	4/15/2003	INK JET PRINTING PROCESS

81992	Eastman Kodak Company	DE	60220846.7	02075437.0	2/4/2002	6/27/2007	CONTINUOUS INK JET PRINTHEAD HAVING TWO-DIMENSIONAL NOZZLE ARRAY AND METHOD OF REDUNDANT PRINTING

81992	Eastman Kodak Company	FR	1232864	02075437.0	2/4/2002	6/27/2007	CONTINUOUS INK JET PRINTHEAD HAVING TWO-DIMENSIONAL NOZZLE ARRAY AND METHOD OF REDUNDANT PRINTING

81992	Eastman Kodak Company	GB	1232864	02075437.0	2/4/2002	6/27/2007	CONTINUOUS INK JET PRINTHEAD HAVING TWO-DIMENSIONAL NOZZLE ARRAY AND METHOD OF REDUNDANT PRINTING

81992	Eastman Kodak Company	JP	4351412	2002-026305	2/4/2002	7/31/2009	CONTINUOUS INK JET PRINTHEAD HAVING TWO-DIMENSIONAL NOZZLE ARRAY AND METHOD OF REDUNDANT PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
81992	Eastman Kodak Company	US	6457807	09/785,615	2/16/2001	10/1/2002	CONTINUOUS INK JET PRINTHEAD HAVING TWO-DIMENSIONAL NOZZLE ARRAY AND METHOD OF REDUNDANT PRINTING

81993	Eastman Kodak Company	US	6481835	09/771,540	1/29/2001	11/19/2002	CONTINUOUS INK-JET PRINTHEAD HAVING SERRATED GUTTER

81994	Eastman Kodak Company	JP	3776036	2001-383220	12/17/2001	3/3/2006	A MONOCENTRIC AUTOSTEREOSCOPIC OPTICAL APPARATUS AND METHOD

81994	Eastman Kodak Company	US	6416181	09/738,747	12/15/2000	7/9/2002	A MONOCENTRIC AUTOSTEREOSCOPIC OPTICAL APPARATUS AND METHOD

81997	Eastman Kodak Company	US	7094453	10/238,656	9/10/2002	8/22/2006	TACK FREE EDGE FOR PRESSURE SENSITIVE ADHESIVE WEB

81999	Eastman Kodak Company	US	7122235	09/878,853	6/11/2001	10/17/2006	TACK FREE CAUTERIZED EDGE FOR PRESSURE SENSITIVE ADHESIVE WEB

82000	Eastman Kodak Company	US	6553651	09/803,851	3/12/2001	4/29/2003	A METHOD FOR FABRICATING A PERMANENT MAGNETIC STRUCTURE IN A SUBSTRATE

82001	Eastman Kodak Company	DE	60206668.9	02075307.5	1/25/2002	10/19/2005	CONTINUOUS INK JET PRINTHEAD AND METHOD OF ROTATING INK DROPS

82001	Eastman Kodak Company	FR	1228873	02075307.5	1/25/2002	10/19/2005	CONTINUOUS INK JET PRINTHEAD AND METHOD OF ROTATING INK DROPS

82001	Eastman Kodak Company	GB	1228873	02075307.5	1/25/2002	10/19/2005	CONTINUOUS INK JET PRINTHEAD AND METHOD OF ROTATING INK DROPS

82001	Eastman Kodak Company	JP	4295946	2002-23532	1/31/2002	4/17/2009	CONTINUOUS INK JET PRINTER

82001	Eastman Kodak Company	US	6505922	09/777,461	2/6/2001	1/14/2003	CONTINUOUS INK JET PRINTHEAD AND METHOD OF ROTATING INK DROPS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82009	Eastman Kodak Company	US	6471327	09/794,671	2/27/2001	10/29/2002	APPARATUS AND METHOD OF DELIVERING A FOCUSED BEAM OF A THERMODYNAMICALLY STABLE/METASTABLE MIXTURE OF A FUNCTIONAL MATERIAL IN A DENSE FLUID ONTO A RECEIVER

82009	Eastman Kodak Company	US	6752484	10/091,842	3/6/2002	6/22/2004	APPARATUS AND METHOD OF DELIVERING A BEAM OF A FUNCTIONAL MATERIALS TO A RECEIVER

82014	Eastman Kodak Company	DE	60200331.8	02075344.8	1/28/2002	4/7/2004	HIGH CONTRAST PHOTOGRAPHIC ELEMENT CONTAINING A NOVEL COMBINATION OF NUCLEATORS

82014	Eastman Kodak Company	JP	3943408	2002-28451	2/5/2002	4/13/2007	ULTRAHIGH CONTRAST PHOTOGRAPHIC MATERIAL

82014	Eastman Kodak Company	US	6573021	10/040,672	1/7/2002	6/3/2003	HIGH CONTRAST PHOTOGRAPHIC ELEMENT CONTAINING A NOVEL COMBINATION OF NUCLEATORS

82017	Eastman Kodak Company	US	6569597	09/766,076	1/19/2001	5/27/2003	THERMAL IMAGING COMPOSITION AND MEMBER AND METHODS OF IMAGING AND PRINTING

82030	Eastman Kodak Company	US	6864023	10/724,853	12/1/2003	3/8/2005	IMAGING MEMBER ADHERED TO VACUOUS CORE BASE

82039	Eastman Kodak Company	US	6361156	09/745,714	12/21/2000	3/26/2002	CONTINUOUS INK JET PRINTING PROCESS

82040	Eastman Kodak Company	DE	60216663.2	02076881.8	5/13/2002	12/13/2006	NEGATIVE-WORKING THERMAL IMAGING MEMBER AND METHODS OF IMAGING AND PRINTING

82040	Eastman Kodak Company	FR	1260362	02076881.8	5/13/2002	12/13/2006	NEGATIVE-WORKING THERMAL IMAGING MEMBER AND METHODS OF IMAGING AND PRINTING

82040	Eastman Kodak Company	GB	1260362	02076881.8	5/13/2002	12/13/2006	NEGATIVE-WORKING THERMAL IMAGING MEMBER AND METHODS OF IMAGING AND PRINTING

82040	Eastman Kodak Company	US	6551757	09/864,570	5/24/2001	4/22/2003	NEGATIVE-WORKING THERMAL IMAGING MEMBER AND METHODS OF IMAGING AND PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82049	Eastman Kodak Company	US	6513903	09/750,993	12/29/2000	2/4/2003	INK JET PRINT HEAD WITH CAPILLARY FLOW CLEANING

82056	Eastman Kodak Company	US	6841226	10/011,040	11/13/2001	1/11/2005	ETHOXYLATED ALCOHOL INTERCALATED SMECTITE MATERIALS AND METHOD

82064	Eastman Kodak Company	US	6549224	09/746,051	12/21/2000	4/15/2003	ADJUSTABLE PRINTHEAD LOADING DEVICE AND METHOD FOR DOCUMENT IMAGING APPARATUS

82091	Eastman Kodak Company	US	6908178	10/602,433	6/24/2003	6/21/2005	CONTINUOUS INK JET COLOR PRINTING APPARATUS WITH RAPID INK SWITCHING

82093	Eastman Kodak Company	US	6476962	09/841,356	4/24/2001	11/5/2002	A MULTI-BEAM ZOOM LENS FOR PRODUCING VARIABLE SPOT SIZES FOR A LASER PRINTER

82095	Eastman Kodak Company	DE	60225973.8	02077596.1	6/28/2002	4/9/2008	A CONTINUOUS INK-JET PRINTING APPARATUS WITH INTEGRAL CLEANING

82095	Eastman Kodak Company	FR	1277580	02077596.1	6/28/2002	4/9/2008	A CONTINUOUS INK-JET PRINTING APPARATUS WITH INTEGRAL CLEANING

82095	Eastman Kodak Company	GB	1277580	02077596.1	6/28/2002	4/9/2008	A CONTINUOUS INK-JET PRINTING APPARATUS WITH INTEGRAL CLEANING

82095	Eastman Kodak Company	JP	4270817	2002-206889	7/16/2002	3/6/2009	A CONTINUOUS INK-JET PRINTING APPARATUS WITH INTEGRAL CLEANING

82095	Eastman Kodak Company	US	6899410	10/606,106	6/25/2003	5/31/2005	A CONTINUOUS INK-JET PRINTING APPARATUS WITH INTEGRAL CLEANING

82103	Eastman Kodak Company	DE	60113798.1	01130220.5	12/19/2001	10/5/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH ELONGATED BORE AND METHOD OF FORMING SAME

82103	Eastman Kodak Company	FR	1234668	01130220.5	12/19/2001	10/5/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH ELONGATED BORE AND METHOD OF FORMING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82103	Eastman Kodak Company	GB	1234668	01130220.5	12/19/2001	10/5/2005	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH ELONGATED BORE AND METHOD OF FORMING SAME

82103	Eastman Kodak Company	US	6491385	09/791,315	2/22/2001	12/10/2002	CMOS/MEMS INTEGRATED INK JET PRINT HEAD WITH ELONGATED BORE AND METHOD OF FORMING SAME

82109	Eastman Kodak Company	DE	60209852.1	02075135.0	1/14/2002	3/15/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82109	Eastman Kodak Company	FR	1226965	02075135.0	1/14/2002	3/15/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82109	Eastman Kodak Company	GB	1226965	02075135.0	1/14/2002	3/15/2006	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

82109	Eastman Kodak Company	US	6479135	09/771,191	1/26/2001	11/12/2002	INK JET RECORDING ELEMENT

82110	Eastman Kodak Company	DE	60223734.3	02075125.1	1/14/2002	11/28/2007	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

82110	Eastman Kodak Company	FR	1226962	02075125.1	1/14/2002	11/28/2007	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

82110	Eastman Kodak Company	GB	1226962	02075125.1	1/14/2002	11/28/2007	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

82110	Eastman Kodak Company	JP	3964686	2002-15682	1/24/2002	6/1/2007	INK JET RECORDING ELEMENT AND
							PRINTING METHOD
82110	Eastman Kodak Company	US	6548151	09/770,429	1/26/2001	4/15/2003	INK JET RECORDING ELEMENT

82113	Eastman Kodak Company	DE	60223742.4	02076137.5	3/19/2002	11/28/2007	PROCESS FOR MAKING COMPOSITE
							COLORANT PARTICLES

82113	Eastman Kodak Company	FR	1245589	02076137.5	3/19/2002	11/28/2007	PROCESS FOR MAKING COMPOSITE
							COLORANT PARTICLES

82113	Eastman Kodak Company	GB	1245589	02076137.5	3/19/2002	11/28/2007	PROCESS FOR MAKING COMPOSITE
							COLORANT PARTICLES

82113	Eastman Kodak Company	US	6635693	09/822,096	3/30/2001	10/21/2003	PROCESS FOR MAKING COMPOSITE
							COLORANT PARTICLES

82115	Eastman Kodak Company	US	6699538	09/999,469	10/31/2001	3/2/2004	INK JET RECORDING ELEMENT

82116	Eastman Kodak Company	US	6645581	09/999,374	10/31/2001	11/11/2003	INK JET RECORDING ELEMENT

82139	Eastman Kodak Company	US	6457825	09/770,728	1/26/2001	10/1/2002	INK JET PRINTING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82140	Eastman Kodak Company	US	6555305	10/027,299	12/21/2001	4/29/2003	PHOTOGRAPHIC ELEMENT WITH SPECTRALLY SENSITIZED TABULAR GRAIN EMULSION AND RETAINED DYE STAIN REDUCING COMPOUNDS

82149	Eastman Kodak Company	US	6554402	09/931,523	8/16/2001	4/29/2003	INK CARTRIDGE WITH COLOR DISCRIMINATION STRUCTURE

82150	Eastman Kodak Company	US	6505926	09/931,521	8/16/2001	1/14/2003	INK CARTRIDGE WITH MEMORY CHIP AND METHOD OF ASSEMBLING

82155	Eastman Kodak Company	US	6476973	09/782,432	2/13/2001	11/5/2002	COMPOUND SURFACE TO AID IN THE FABRICATION OF A LENS WITH A PLANO SURFACE

82158	Eastman Kodak Company	US	6761046	09/882,599	6/15/2001	7/13/2004	COLD ROLLING OF GLASS PREFORMS

82160	Eastman Kodak Company	US	6977753	09/776,313	2/2/2001	12/20/2005	A PRINTING ASSEMBLY AND AN OPERATOR CONTROL PANEL USER INTERFACE FOR THE PRINTING ASSEMBLY

82161	Eastman Kodak Company	US	7111939	10/084,119	2/27/2002	9/26/2006	AN IMAGE DISPLAY SYSTEM WITH BODY POSITION COMPENSATION

82172	Eastman Kodak Company	DE	60222486.1	02075664.9	2/18/2002	9/19/2007	METHOD OF DIGITAL PROCESSING FOR DIGITAL CINEMA PROFECTION OF TONE SCALE AND COLOR

82172	Eastman Kodak Company	FR	1237379	02075664.9	2/18/2002	9/19/2007	METHOD OF DIGITAL PROCESSING FOR DIGITAL CINEMA PROFECTION OF TONE SCALE AND COLOR

82172	Eastman Kodak Company	GB	1237379	02075664.9	2/18/2002	9/19/2007	METHOD OF DIGITAL PROCESSING FOR DIGITAL CINEMA PROFECTION OF TONE SCALE AND COLOR

82172	Eastman Kodak Company	US	6987586	09/797,891	3/2/2001	1/17/2006	METHOD OF DIGITAL PROCESSING FOR DIGITAL CINEMA PROJECTION OF TONE SCALE AND COLOR

82176	Eastman Kodak Company	US	6590695	10/084,716	2/26/2002	7/8/2003	MICRO-MECHANICAL POLARIZATION-BASED MODULATOR

82176	Eastman Kodak Company	US	6707595	10/351,764	1/27/2003	3/16/2004	MICRO-MECHANICAL POLARIZATION-BASED MODULATOR

82181	Eastman Kodak Company	DE	60211096.3	02079380.8	10/21/2002	5/3/2006	CONTINUOUS INK JET CATCHER HAVING DELIMITING EDGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82181	Eastman Kodak Company	FR	1308291	02079380.8	10/21/2002	5/3/2006	CONTINUOUS INK JET CATCHER HAVING DELIMITING EDGE

82181	Eastman Kodak Company	GB	1308291	02079380.8	10/21/2002	5/3/2006	CONTINUOUS INK JET CATCHER HAVING DELIMITING EDGE

82181	Eastman Kodak Company	US	6676243	10/000,892	11/2/2001	1/13/2004	CONTINUOUS INK JET CATCHER HAVING DELIMITING EDGE

82184	Eastman Kodak Company	US	6650397	09/866,184	5/25/2001	11/18/2003	MEDIA WIDTH DETECTING SYSTEM FOR AN IMAGING APPARATUS

82186	Eastman Kodak Company	US	6590600	09/810,786	3/16/2001	7/8/2003	A METHOD AND APPARATUS FOR CONTROLLING EXPOSURE AMPLITUDE AND PRINTED TRACK WIDTH BY PULSE WIDTH MODULATION

82187	Eastman Kodak Company	EP		02080190.8	12/9/2002		DOCUMENT SCANNING SYSTEM WITH TETHERED PLATEN ELEMENT PROVIDING SHEET-FED AND PLATEN SCANNING FUNCTIONS

82187	Eastman Kodak Company	US	7583416	10/028,133	12/20/2001	9/1/2009	DOCUMENT SCANNING SYSTEM WITH TETHERED PLATEN ELEMENT PROVIDING SHEET-FED AND PLATEN SCANNING FUNCTIONS

82192	Eastman Kodak Company	US	6823081	09/845,903	4/30/2001	11/23/2004	THE GENERATION OF A COLOR DROPOUT FUNCTION FOR USE IN ELECTRONIC COLOR DROPOUT

82193	Eastman Kodak Company	US	6750991	09/822,099	3/30/2001	6/15/2004	DYNAMIC DOCUMENT FEEDER SYSTEM AND METHOD FOR MAXIMIZING SCANNER THROUGHPUT

82194	Eastman Kodak Company	US	6831761	09/822,050	3/30/2001	12/14/2004	DOCUMENT SCANNER HAVING A SELECTABLE RANGE OF RESOLUTIONS WITH REDUCED PROCESSING

82209	Eastman Kodak Company	US	7479183	10/446,013	5/27/2003	1/20/2009	INK JET INK COMPOSITION

82212	Eastman Kodak Company	US	6533408	09/887,183	6/21/2001	3/18/2003	INK JET PRINTING METHOD

82216	Eastman Kodak Company	DE	60213537.0	02079241.2	10/14/2002	8/2/2006	LASER THERMAL IMAGING PROCESS, DYE, AND ELEMENT

82216	Eastman Kodak Company	GB	1306410	02079241.2	10/14/2002	8/2/2006	LASER THERMAL IMAGING
							PROCESS, DYE, AND ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82216	Eastman Kodak Company	US	6703111	10/032,922	10/25/2001	3/9/2004	LASER THERMAL IMAGING PROCESS, DYE, AND ELEMENT

82217	Eastman Kodak Company	US	6572215	09/867,639	5/30/2001	6/3/2003	INK JET PRINT HEAD WITH CROSS-FLOW CLEANING

82298	Eastman Kodak Company	US	6541600	09/919,390	7/31/2001	4/1/2003	WATER SOLUBLE AND DISPERSIBLE HIGHLY BRANCHED POLYAMIDES

82301	Eastman Kodak Company	US	7029837	10/732,956	12/11/2003	4/18/2006	PHOTOGRAPHIC FILM ELEMENT CONTAINING AN EMULSION WITH DUAL PEAK GREEN RESPONSIVITY

82306	Eastman Kodak Company	DE	60220563.8	02075531.0	2/8/2002	6/13/2007	PHOTOGRAPHIC DEVELOPING COMPOSITION AND USE THEREOF IN THE DEVELOPMENT OF A PHOTOGRAPHIC ELEMENT

82306	Eastman Kodak Company	JP	4307778	2002-32289	2/8/2002	5/15/2009	PHOTOGRAPHIC DEVELOPING COMPOSITION AND USE THEREOF IN THE DEVELOPMENT OF A PHOTOGRAPHIC ELEMENT

82306	Eastman Kodak Company	US	6764814	10/051,667	1/18/2002	7/20/2004	PHOTOGRAPHIC DEVELOPING COMPOSITION AND USE THEREOF IN THE DEVELOPMENT OF A PHOTOGRAPHIC ELEMENT

82306	Eastman Kodak Company	US	6927021	10/833,378	4/28/2004	8/9/2005	PHOTOGRAPHIC DEVELOPING COMPOSITION AND USE THEREOF IN THE DEVELOPMENT OF A PHOTOGRAPHIC ELEMENT

82316	Eastman Kodak Company	US	6534114	09/796,153	2/28/2001	3/18/2003	COATING METHOD FOR MODIFYING ADHESION OF THIN FILMS TO SUBSTRATES

82321	Eastman Kodak Company	US	6620456	09/793,299	2/26/2001	9/16/2003	FORMING A DIELECTRIC LAYER BY THERMAL DECOMPOSITION OF A METALLO-ORGANIC MATERIAL

82323	Eastman Kodak Company	US	6625381	09/788,866	2/20/2001	9/23/2003	A SPECKLE SUPPRESSED LASER PROJECTION SYSTEM WITH PARTIAL BEAM REFLECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82324	Eastman Kodak Company	US	6445487	09/788,978	2/20/2001	9/3/2002	A SPECKLE SUPPRESSED LASER PROJECTION SYSTEM USING A MULTI-WAVELENGTH DOPPLER SHIFTED BEAM

82351	Eastman Kodak Company	DE	60217011.7	02076640.8	4/25/2002	12/27/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82351	Eastman Kodak Company	US	6514601	09/850,026	5/7/2001	2/4/2003	INK JET RECORDING ELEMENT

82360	Eastman Kodak Company	US	6638576	10/128,086	4/23/2002	10/28/2003	APPARATUS AND METHOD OF COATING A WEB

82364	Eastman Kodak Company	US	6599668	09/923,245	8/3/2001	7/29/2003	PROCESS FOR FORMING COLOR FILTER ARRAY

82371	Eastman Kodak Company	US	6489511	09/931,612	8/16/2001	12/3/2002	AZOMETHINE COMPOUND MANUFACTURE

82378	Eastman Kodak Company	DE	60209997.8	02078431.0	8/19/2002	3/22/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82378	Eastman Kodak Company	FR	1288011	02078431.0	8/19/2002	3/22/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82378	Eastman Kodak Company	GB	1288011	02078431.0	8/19/2002	3/22/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82378	Eastman Kodak Company	JP	4149765	2002-248939	8/28/2002	7/4/2008	INK JET RECORDING ELEMENT AND PRINTING METHOD

82378	Eastman Kodak Company	US	6641875	09/944,618	8/31/2001	11/4/2003	INK JET RECORDING ELEMENT

82379	Eastman Kodak Company	DE	60209998.6	02078432.8	8/19/2002	3/22/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82379	Eastman Kodak Company	FR	1288012	02078432.8	8/19/2002	3/22/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82379	Eastman Kodak Company	GB	1288012	02078432.8	8/19/2002	3/22/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82379	Eastman Kodak Company	JP	4149764	2002-248531	8/28/2002	7/4/2008	INK JET RECORDING ELEMENT AND PRINTING METHOD

82379	Eastman Kodak Company	US	6689430	09/943,952	8/31/2001	2/10/2004	INK JET RECORDING ELEMENT

82386	Eastman Kodak Company	DE	60207791.5	02077972.4	7/22/2002	12/7/2005	DYE MIXTURE FOR INK JET INK

82386	Eastman Kodak Company	FR	1281738	02077972.4	7/22/2002	12/7/2005	DYE MIXTURE FOR INK JET INK

82386	Eastman Kodak Company	GB	1281738	02077972.4	7/22/2002	12/7/2005	DYE MIXTURE FOR INK JET INK

82386	Eastman Kodak Company	US	6706102	09/920,188	8/1/2001	3/16/2004	DYE MIXTURE FOR INK JET INK

82401	Eastman Kodak Company	US	6525170	09/919,096	7/31/2001	2/25/2003	HIGHLY BRANCHED POLYESTERS THROUGH ONE-STEP POLYMERIZATION PROCESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82402	Eastman Kodak Company	US	6565205	09/799,932	3/6/2001	5/20/2003	INK JET PRINTING METHOD
82409	Eastman Kodak Company	US	D454147	29/141,256	5/2/2001	3/5/2002	CAMERA WITH FLIP-UP FLASH

82421	Eastman Kodak Company	US	6594084	10/027,698	12/20/2001	7/15/2003	METHOD OF MANUFACTURING A PRECISELY ALIGNED MICROLENS ARRAY

82431	Eastman Kodak Company	DE	60236041.2	02075942.9	3/11/2002	4/21/2010	INK JET PRINTING PROCESS

82431	Eastman Kodak Company	GB	1243626	02075942.9	3/11/2002	4/21/2010	INK JET PRINTING PROCESS

82431	Eastman Kodak Company	US	6517621	09/813,760	3/21/2001	2/11/2003	INK JET PRINTING PROCESS

82433	Eastman Kodak Company	US	D452520	29/138,433	3/13/2001	12/25/2001	REMOTE CONTROL FOR A VERTICAL DIGITAL PROJECTOR

82442	Eastman Kodak Company	DE	60300182.3	03075175.4	1/20/2003	12/8/2004	CONTINUOUS INK JET METHOD AND APPARATUS

82442	Eastman Kodak Company	FR	1332877	03075175.4	1/20/2003	12/8/2004	CONTINUOUS INK JET METHOD AND APPARATUS

82442	Eastman Kodak Company	GB	1332877	03075175.4	1/20/2003	12/8/2004	CONTINUOUS INK JET METHOD AND APPARATUS

82442	Eastman Kodak Company	US	6863384	10/061,756	2/1/2002	3/8/2005	CONTINUOUS INK JET METHOD AND APPARATUS

82443	Eastman Kodak Company	DE	60311181.5	03076496.3	5/16/2003	1/17/2007	APPARATUS AND METHOD FOR IMPROVING GAS FLOW UNIFORMITY IN A CONTINUOUS STREAM INK JET PRINTER

82443	Eastman Kodak Company	FR	1366902	03076496.3	5/16/2003	1/17/2007	APPARATUS AND METHOD FOR IMPROVING GAS FLOW UNIFORMITY IN A CONTINUOUS STREAM INK JET PRINTER

82443	Eastman Kodak Company	GB	1366902	03076496.3	5/16/2003	1/17/2007	APPARATUS AND METHOD FOR IMPROVING GAS FLOW UNIFORMITY IN A CONTINUOUS STREAM INK JET PRINTER

82443	Eastman Kodak Company	US	6866370	10/156,617	5/28/2002	3/15/2005	APPARATUS AND METHOD FOR IMPROVING GAS FLOW UNIFORMITY IN A CONTINUOUS STREAM INK JET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82444	Eastman Kodak Company	DE	60316497.8	03076074.8	4/14/2003	9/26/2007	CONTINUOUS STREAM INK JET PRINTER WITH MECHANISM FOR ASYMMETRIC HEAT DEFLECTION AT REDUCED INK TEMPERATURE AND METHOD OF OPERATION THEREOF

82444	Eastman Kodak Company	FR	1356935	03076074.8	4/14/2003	9/26/2007	CONTINUOUS STREAM INK JET PRINTER WITH MECHANISM FOR ASYMMETRIC HEAT DEFLECTION AT REDUCED INK TEMPERATURE AND METHOD OF OPERATION THEREOF

82444	Eastman Kodak Company	GB	1356935	03076074.8	4/14/2003	9/26/2007	CONTINUOUS STREAM INK JET PRINTER WITH MECHANISM FOR ASYMMETRIC HEAT DEFLECTION AT REDUCED INK TEMPERATURE AND METHOD OF OPERATION THEREOF

82444	Eastman Kodak Company	US	6830320	10/131,294	4/24/2002	12/14/2004	CONTINUOUS STREAM INK JET PRINTER WITH MECHANISM FOR ASYMMETRIC HEAT DEFLECTION AT REDUCED INK TEMPERATURE AND METHOD OF OPERATION THEREOF

82451	Eastman Kodak Company	US	7251065	10/062,049	1/31/2002	7/31/2007	IMAGE COLOR BALANCE FOR SCANNERS USING AN ILLUMINATION SPECTRAL SENSOR

82473	Eastman Kodak Company	US	7232499	10/745,430	12/22/2003	6/19/2007	METHOD OF PREPARING PLASTIC MATERIALS TO ALLOW LAMINATION OF A PRE-PRESS COLOR PROOF

82504	Eastman Kodak Company	US	6793328	10/100,376	3/18/2002	9/21/2004	A CONTINUOUS INK JET PRINTING APPARATUS WITH IMPROVED DROP PLACEMENT

82505	Eastman Kodak Company	US	6587639	09/821,528	3/29/2001	7/1/2003	A METHOD AND SYSTEM FOR GENERATING SALES OF COMPACT DISCS FROM A PREDETERMINED ORIGIN

82507	Eastman Kodak Company	CN	02108702.4	02108702.4	3/29/2002	2/1/2006	ELECTROMECHANICAL CONFORMAL GRATING DEVICE WITH IMPROVED OPTICAL EFFICIENCY AND CONTRAST

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82507	Eastman Kodak Company	DE	60211993.6	02076149.0	3/19/2002	6/7/2006	ELECTROMECHANICAL CONFORMAL GRATING DEVICE WITH IMPROVED OPTICAL EFFICIENCY AND CONTRAST

82507	Eastman Kodak Company	GB	1245969	02076149.0	3/19/2002	6/7/2006	ELECTROMECHANICAL CONFORMAL GRATING DEVICE WITH IMPROVED OPTICAL EFFICIENCY AND CONTRAST

82507	Eastman Kodak Company	JP	4107860	2002-83864	3/25/2002	4/11/2008	A LINEAR ARRAY ELECTROMECHANICAL CONFORMAL GRATING DEVICE WITH IMPROVED OPTICAL EFFICIENCY AND CONTRAST

82507	Eastman Kodak Company	US	6594060	09/821,529	3/29/2001	7/15/2003	ELECTROMECHANICAL CONFORMAL GRATING DEVICE WITH IMPROVED OPTICAL EFFICIENCY AND CONTRAST

82518	Eastman Kodak Company	CN	ZL02105947.0	02105947.0	4/11/2002	1/18/2006	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

82518	Eastman Kodak Company	DE	60219988.3	02076241.5	3/29/2002	5/9/2007	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

82518	Eastman Kodak Company	FR	1249903	02076241.5	3/29/2002	5/9/2007	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

82518	Eastman Kodak Company	GB	1249903	02076241.5	3/29/2002	5/9/2007	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

82518	Eastman Kodak Company	JP	4037677	2002-107707	4/10/2002	11/9/2007	LASER LIGHT-EMITTING DEVICE APPARATUS

82518	Eastman Kodak Company	KR	852067	2002-0019373	4/10/2002	8/6/2008	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

82518	Eastman Kodak Company	US	6658037	09/832,759	4/11/2001	12/2/2003	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82518	Eastman Kodak Company	US	6879618	10/602,143	6/24/2003	4/12/2005	INCOHERENT LIGHT-EMITTING DEVICE APPARATUS FOR DRIVING VERTICAL LASER CAVITY

82523	Eastman Kodak Company	US	6755350	10/027,975	12/21/2001	6/29/2004	SENSUAL LABEL

82523	Eastman Kodak Company	US	7014910	10/824,676	4/15/2004	3/21/2006	SENSUAL LABEL

82545	Eastman Kodak Company	US	6523116	09/262,983	3/5/1999	2/18/2003	SECURE PERSONAL INFORMATION CARD DATABASE SYSTEM

82589	Eastman Kodak Company	US	RE36535	08/783,825	1/13/1997	1/25/2000	METHOD OF PRODUCING PHOTOGRAPHIC PRINTS

82608	Eastman Kodak Company	US	6992787	09/859,033	5/16/2001	1/31/2006	METHOD OF PURCHASING IMAGE BEARING PRODUCTS

82623	Eastman Kodak Company	US	7264855	10/255,918	9/26/2002	9/4/2007	IMAGING MEMBER WITH VACUOUS CORE BASE

82625	Eastman Kodak Company	US	6584830	09/880,383	6/13/2001	7/1/2003	VISCOSITY MEASURING APPARATUS

82628	Eastman Kodak Company	US	6676316	09/941,215	8/28/2001	1/13/2004	A MEDIA CASSETTE HAVING AN IDENTIFICATION DEVICE FOR IDENTIFYING THE TYPE OF MEDIA IN THE CASSETTE, AND AN IMAGING APPARATUS HAVING SAID MEDIA CASSETTE

82629	Eastman Kodak Company	US	6848766	10/269,626	10/11/2002	2/1/2005	START-UP AND SHUT DOWN OF CONTINUOUS INKJET PRINT HEAD

82632	Eastman Kodak Company	US	6575566	10/246,491	9/18/2002	6/10/2003	CONTINUOUS INKJET PRINTHEAD WITH SELECTABLE PRINTING VOLUMES OF INK

82635	Eastman Kodak Company	US	6620489	09/911,785	7/24/2001	9/16/2003	A SELF-ADHERING IMAGE

82635	Eastman Kodak Company	US	6890628	10/434,855	5/9/2003	5/10/2005	A SELF-ADHERING IMAGE

82636	Eastman Kodak Company	US	6808270	10/038,950	1/3/2002	10/26/2004	CLOSED LOOP THREE COLOR ALIGNMENT FOR DIGITAL PROJECTION

82641	Eastman Kodak Company	EP		03764979.5	7/14/2003		A METHOD FOR PREPARING A HYBRID ALUMINOSILICATE POLYMER AND THE POLYMER RESULTING FROM THIS METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82641	Eastman Kodak Company	FR	0209086	0209086	7/18/2002	10/1/2004	A METHOD FOR PREPARING A HYBRID ALUMINOSILICATE POLYMER AND THE POLYMER RESULTING FROM THIS METHOD PROCEDE POUR PREPARER UN POLYMERE D’ALUMINOSILICATE HYBRIDE ET POLYMERE OBTENU PAR CE PROCEDE

82641	Eastman Kodak Company	JP	4455994	2004-522448	7/14/2003	2/12/2010	A METHOD FOR PREPARING A HYBRID ALUMINOSILICATE POLYMER AND THE POLYMER RESULTING FROM THIS METHOD

82641	Eastman Kodak Company	US	7507392	10/521,899	7/14/2003	3/24/2009	METHOD FOR PREPARING A HYBRID ALUMINOSILICATE POLYMER AND THE POLYMER RESULTING FROM THIS METHOD

82642	Eastman Kodak Company	US	7560092	10/521,348	7/14/2003	7/14/2009	A METHOD FOR PREPARING AN ALUMINOSILICATE POLYMER AND THE POLYMER RESULTING FROM THIS METHOD

82647	Eastman Kodak Company	US	6893105	10/355,600	1/31/2003	5/17/2005	A METHOD FOR PRINTING AN IMAGE FROM A HALFTONE BINARY BITMAP USING MULTIPLE EXPOSURES

82648	Eastman Kodak Company	US	6717601	10/196,013	7/16/2002	4/6/2004	PRINTING APPARATUS WITH DOT- GAIN COMPENSATION USING SPATIAL FILTER

82648	Eastman Kodak Company	US	7400335	10/714,315	11/14/2003	7/15/2008	A METHOD FOR PRINTING A HALFTONE DIGITAL IMAGE

82652	Eastman Kodak Company	US	6863360	10/635,256	8/6/2003	3/8/2005	A METHOD FOR ADJUSTING DOT- GAIN FOR A HALFTONE BINARY BITMAP

82662	Eastman Kodak Company	DE	60208757.0	02079892.2	11/25/2002	1/18/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82662	Eastman Kodak Company	FR	1319517	02079892.2	11/25/2002	1/18/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82662	Eastman Kodak Company	GB	1319517	02079892.2	11/25/2002	1/18/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

82662	Eastman Kodak Company	US	7901748	10/021,341	12/12/2001	3/8/2011	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82665	Eastman Kodak Company	US	6638893	10/033,481	12/27/2001	10/28/2003	THERMAL DYE TRANSFER RECEIVER
							ELEMENT WITH MICROVOIDED
							SUPPORT

82667	Eastman Kodak Company	JP	4233270	2002-136771	5/13/2002	12/19/2008	ADAPTIVE AUTOSTEREOSCOPIC
							DISPLAY SYSTEM

82678	Eastman Kodak Company	US	6722699	09/920,972	8/2/2001	4/20/2004	AUTHENTICATION USING NEAR-
							FIELD OPTICAL IMAGING

82678	Eastman Kodak Company	US	8403367	09/957,011	9/20/2001	3/26/2013	AUTHENTICATION USING NEAR-
							FIELD OPTICAL IMAGING

82678	Eastman Kodak Company	US	7080857	10/601,800	6/23/2003	7/25/2006	AUTHENTICATION USING NEAR-
							FIELD OPTICAL IMAGING

82680	Eastman Kodak Company	US	7265778	10/364,486	2/11/2003	9/4/2007	VISUAL DISPLAY
							CHARACTERIZATION

82684	Eastman Kodak Company	JP	4361815	2004-34932	2/12/2004	8/21/2009	METHOD AND APPARATUS FOR
							PREVENTING INK EJECTED FROM
							DEFECTIVE NOZZLE OF
							SUCCESSIVELY EJECTING INKJET
							PRINT HEAD FROM BEING USED IN
							PRINTING PROCESS PREVENTING
							DEFECTIVE NOZZLE INK DISCHARGE
							IN CONTINUOUS INKJET PRINTHEAD
							FROM BEING USED FOR PRINTING
							(U.S. Original)

82684	Eastman Kodak Company	US	7004571	10/375,514	2/25/2003	2/28/2006	PREVENTING DEFECTIVE NOZZLE
							INK DISCHARGE IN CONTINUOUS
							INKJET PRINTHEAD FROM BEING
							USED FOR PRINTING

82685	Eastman Kodak Company	US	6595630	09/903,883	7/12/2001	7/22/2003	METHOD AND APPARATUS FOR
							CONTROLLING DEPTH OF A
							SOLVENT FREE FUNCTIONAL
							MATERIAL IN A RECEIVER.

82685	Eastman Kodak Company	US	7276184	10/193,363	7/11/2002	10/2/2007	A SURFACTANT ASSISTED
							NANOMATERIAL GENERATION
							PROCESS

82692	Eastman Kodak Company	US	6464330	09/939,936	8/27/2001	10/15/2002	AN INKJET PRINTER WITH IMPROVED
							DRY TIME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82697	Eastman Kodak Company	US	6709808	10/139,684	5/6/2002	3/23/2004	IMAGING MATERIALS COMPRISING
							ELECTRICALLY CONDUCTIVE
							POLYMER PARTICLE LAYERS

82698	Eastman Kodak Company	DE	60225214.8	02078219.9	8/5/2002	2/27/2008	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	DE	60225385.3	02078222.3	8/5/2002	3/5/2008	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	FR	1288871	02078219.9	8/5/2002	2/27/2008	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	FR	1286315	02078222.3	8/5/2002	3/5/2008	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	GB	1288871	02078219.9	8/5/2002	2/27/2008	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	GB	1286315	02078222.3	8/5/2002	3/5/2008	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	JP	4021728	2002-236825	8/15/2002	10/5/2007	AUTHENTIC DOCUMENT AND METHOD OF MAKING AUTHENTIC DOCUMENT

82698	Eastman Kodak Company	US	6973196	09/930,696	8/15/2001	12/6/2005	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82698	Eastman Kodak Company	US	6973198	10/179,041	6/25/2002	12/6/2005	AUTHENTIC DOCUMENT AND
							METHOD OF MAKING

82702	Eastman Kodak Company	US	6667071	10/134,111	4/29/2002	12/23/2003	METHOD OF COATING A LIQUID FILM ON A SUPPORT

82705	Eastman Kodak Company	US	6848205	10/304,832	11/26/2002	2/1/2005	TRANSPARENT LABEL WITH
							ENHANCED SHARPNESS

82718	Eastman Kodak Company	EP		02080194.0	12/9/2002		SYSTEM AND METHOD FOR CALIBRATION OF DISPLAY SYSTEM WITH LINEAR ARRAY MODULATOR

82718	Eastman Kodak Company	JP	4002504	2002-360291	12/12/2002	8/24/2007	SYSTEM AND METHOD FOR CALIBRATION OF DISPLAY SYSTEM WITH LINEAR ARRAY MODULATOR

82718	Eastman Kodak Company	TW	I240575	091132483	11/4/2002	9/21/2005	SYSTEM AND METHOD FOR CALIBRATION OF DISPLAY SYSTEM WITH LINEAR ARRAY MODULATOR

82718	Eastman Kodak Company	US	6611380	10/037,954	12/21/2001	8/26/2003	SYSTEM AND METHOD FOR
							CALIBRATION OF DISPLAY SYSTEM WITH LINEAR ARRAY MODULATOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82719	Eastman Kodak Company	CN	03142484.8	03142484.8	6/12/2003	4/9/2008	HIGH-CONTRAST DISPLAY SYSTEM
							WITH SCANNED CONFORMAL
							GRATING DEVICE

82719	Eastman Kodak Company	DE	60322298.6	03076707.3	6/2/2003	7/23/2008	HIGH-CONTRAST DISPLAY SYSTEM
							WITH SCANNED CONFORMAL
							GRATING DEVICE

82719	Eastman Kodak Company	GB	1372014	03076707.3	6/2/2003	7/23/2008	HIGH-CONTRAST DISPLAY SYSTEM
							WITH SCANNED CONFORMAL
							GRATING DEVICE

82719	Eastman Kodak Company	JP	3929935	2003-165278	6/10/2003	3/16/2007	HIGH-CONTRAST DISPLAY SYSTEM
							WITH SCANNED CONFORMAL
							GRATING DEVICE

82719	Eastman Kodak Company	US	6678085	10/171,252	6/12/2002	1/13/2004	HIGH-CONTRAST DISPLAY SYSTEM
							WITH SCANNED CONFORMAL
							GRATING DEVICE

82720	Eastman Kodak Company	JP	4732679	2003-331324	9/24/2003	4/28/2011	MICROELECTROMECHANICAL
							DEVICE WITH CONTINUOUSLY
							VARIABLE DISPLACEMENT

82720	Eastman Kodak Company	US	6844960	10/253,747	9/24/2002	1/18/2005	MICROELECTROMECHANICAL
							DEVICE WITH CONTINUOUSLY
							VARIABLE DISPLACEMENT

82722	Eastman Kodak Company	US	6491376	09/862,953	5/22/2001	12/10/2002	CONTINUOUS INK JET PRINT HEAD
							WITH THIN MEMBRANE NOZZLE
							PLATE

82731	Eastman Kodak Company	DE	60326801.3	03078242.9	10/13/2003	3/25/2009	INK DROPLET FORMING APPARATUS
							AND METHOD FOR USE IN INK JET
							PRINTER SYSTEM

82731	Eastman Kodak Company	FR	1413437	03078242.9	10/13/2003	3/25/2009	INK DROPLET FORMING APPARATUS
							AND METHOD FOR USE IN INK JET
							PRINTER SYSTEM

82731	Eastman Kodak Company	GB	1413437	03078242.9	10/13/2003	3/25/2009	INK DROPLET FORMING APPARATUS
							AND METHOD FOR USE IN INK JET
							PRINTER SYSTEM

82731	Eastman Kodak Company	US	6644792	10/280,217	10/25/2002	11/11/2003	INK DROPLET FORMING APPARATUS
							AND METHOD FOR USE IN INK JET
							PRINTER SYSTEM

82757	Eastman Kodak Company	US	6660119	09/877,429	6/8/2001	12/9/2003	PRODUCING A LAMINATED
							SCRAPBOOK PAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82766	Eastman Kodak Company	US	6268936	09/137,889	8/21/1998	7/31/2001	FILM SCANNER

82770	Eastman Kodak Company	DE	60210892.6	02079023.4	9/30/2002	4/26/2006	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD WITH REDUCED ENERGY

82770	Eastman Kodak Company	FR	1302319	02079023.4	9/30/2002	4/26/2006	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD WITH REDUCED ENERGY

82770	Eastman Kodak Company	GB	1302319	02079023.4	9/30/2002	4/26/2006	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD WITH REDUCED ENERGY

82770	Eastman Kodak Company	US	6435666	09/976,922	10/12/2001	8/20/2002	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD WITH REDUCED ENERGY

82775	Eastman Kodak Company	US	7010158	10/010,795	11/13/2001	3/7/2006	METHOD AND APPARATUS FOR
							THREE-DIMENSIONAL SCENE
							MODELING AND RECONSTRUCTION

82777	Eastman Kodak Company	US	6655796	10/028,143	12/20/2001	12/2/2003	POST-PRINT TREATMENT FOR INK
							JET PRINTING APPARATUS

82779	Eastman Kodak Company	DE	60202344.0	02079448.3	10/25/2002	12/22/2004	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD FOR HIGH FREQUENCY

82779	Eastman Kodak Company	FR	1308282	02079448.3	10/25/2002	12/22/2004	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD FOR HIGH FREQUENCY

82779	Eastman Kodak Company	GB	1308282	02079448.3	10/25/2002	12/22/2004	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD FOR HIGH FREQUENCY

82779	Eastman Kodak Company	US	6460972	09/993,150	11/6/2001	10/8/2002	THERMAL ACTUATOR DROP-ON-
							DEMAND APPARATUS AND METHOD FOR HIGH FREQUENCY

82781	Eastman Kodak Company	DE	60334654.5	03075269.5	1/27/2003	10/27/2010	TRI-LAYER THERMAL ACTUATOR
							AND METHOD OF OPERATING

82781	Eastman Kodak Company	FR	1334832	03075269.5	1/27/2003	10/27/2010	TRI-LAYER THERMAL ACTUATOR
							AND METHOD OF OPERATING

82781	Eastman Kodak Company	GB	1334832	03075269.5	1/27/2003	10/27/2010	TRI-LAYER THERMAL ACTUATOR
							AND METHOD OF OPERATING

82781	Eastman Kodak Company	JP	4580619	2003-17968	1/27/2003	9/3/2010	TRI-LAYER THERMAL ACTUATOR
							AND METHOD OF OPERATING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82781	Eastman Kodak Company	US	6588884	10/071,120	2/8/2002	7/8/2003	TRI-LAYER THERMAL ACTUATOR
							AND METHOD OF OPERATING

82788	Eastman Kodak Company	US	6567223	09/872,592	6/1/2001	5/20/2003	MOLDED LENS ELEMENT HAVING A TWO-DIMENSIONAL REFERENCE MOLDED THEREIN

82792	Eastman Kodak Company	GB	1291392	02078505.1	8/26/2002	10/13/2004	COMPLEX OXONOL INFRARED
							RADIATION SENSITIVE COMPOUNDS

82792	Eastman Kodak Company	US	6538140	09/946,420	9/5/2001	3/25/2003	COMPLEX OXONOL INFRARED
							RADIATION SENSITIVE COMPOUNDS

82794	Eastman Kodak Company	US	6514660	10/044,874	10/29/2001	2/4/2003	POLYETHYLENEIMINE PRIMER FOR IMAGING MATERIALS

82801	Eastman Kodak Company	US	6770343	10/079,688	2/20/2002	8/3/2004	INDEX STICKER PRINT

82801	Eastman Kodak Company	US	6942332	10/833,393	4/28/2004	9/13/2005	INDEX STICKER PRINT

82809	Eastman Kodak Company	US	6780455	10/178,724	6/24/2002	8/24/2004	METHOD OF CREATING AND
							COATING A MATERIAL

82812	Eastman Kodak Company	US	6898172	09/878,851	6/11/2001	5/24/2005	SYSTEM TO REDUCE WRITING
							OVERHEAD TO A HYBRID OPTICAL
							DISC

82817	Eastman Kodak Company	US	7273897	09/918,584	7/31/2001	9/25/2007	INK JET INK COMPOSITION

82820	Eastman Kodak Company	DE	60326919.2	03078837.6	12/5/2003	4/1/2009	START-UP AND SHUT DOWN OF
							CONTINUOUS INKJET PRINT HEAD

82820	Eastman Kodak Company	FR	1431039	03078837.6	12/5/2003	4/1/2009	START-UP AND SHUT DOWN OF
							CONTINUOUS INKJET PRINT HEAD

82820	Eastman Kodak Company	GB	1431039	03078837.6	12/5/2003	4/1/2009	START-UP AND SHUT DOWN OF
							CONTINUOUS INKJET PRINT HEAD

82820	Eastman Kodak Company	JP	4414213	2003-417711	12/16/2003	11/27/2009	INK JET PRINTING SYSTEM (original)
							INK JET PRINTING SYSTEM AND
							METHOD OF REDUCING DEPOSITON OF A UNDESIRED SUBSTANCE ON A SURFACE OF A PRINT HEAD

82820	Eastman Kodak Company	US	6808246	10/320,884	12/17/2002	10/26/2004	START-UP AND SHUT DOWN OF
							CONTINUOUS INKJET PRINT HEAD

82834	Eastman Kodak Company	DE	60231942.0	02078195.1	8/5/2002	4/15/2009	AUTHENTICATABLE IMAGE WITH AN EMBEDDED IMAGE HAVING A DISCERNIBLE PHYSICAL CHARACTERISTIC WITH IMPROVED SECURITY FEATURE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82834	Eastman Kodak Company	FR	1286531	02078195.1	8/5/2002	4/15/2009	AUTHENTICATABLE IMAGE WITH AN EMBEDDED IMAGE HAVING A DISCERNIBLE PHYSICAL CHARACTERISTIC WITH IMPROVED SECURITY FEATURE

82834	Eastman Kodak Company	GB	1286531	02078195.1	8/5/2002	4/15/2009	AUTHENTICATABLE IMAGE WITH AN EMBEDDED IMAGE HAVING A DISCERNIBLE PHYSICAL CHARACTERISTIC WITH IMPROVED SECURITY FEATURE

82834	Eastman Kodak Company	US	6925192	09/930,634	8/15/2001	8/2/2005	AUTHENTICATABLE IMAGE WITH AN EMBEDDED IMAGE HAVING A DISCERNIBLE PHYSICAL CHARACTERISTIC WITH IMPROVED SECURITY FEATURE

82835	Eastman Kodak Company	EP		02079031.7	9/30/2002		A SYSTEM FOR ACCOMMODATING
							THIRD PARTY IMAGING PROCESSING
							SOLUTIONS IN A SCANNER

82835	Eastman Kodak Company	US	7064870	09/976,124	10/11/2001	6/20/2006	A SYSTEM FOR ACCOMMODATING
							THIRD PARTY IMAGING PROCESSING
							SOLUTIONS IN A SCANNER

82839	Eastman Kodak Company	US	6789887	10/079,039	2/20/2002	9/14/2004	AN INKJET PRINTING METHOD

82841	Eastman Kodak Company	DE	60220239.6	02079866.6	11/22/2002	5/23/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

82841	Eastman Kodak Company	FR	1318025	02079866.6	11/22/2002	5/23/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

82841	Eastman Kodak Company	GB	1318025	02079866.6	11/22/2002	5/23/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

82841	Eastman Kodak Company	JP		2002-350894	12/3/2002		INK JET RECORDING ELEMENT

82841	Eastman Kodak Company	US	6777041	10/011,427	12/4/2001	8/17/2004	INK JET RECORDING ELEMENTS

82842	Eastman Kodak Company	DE	60212062.4	02080096.7	12/9/2002	6/7/2006	METHOD OF PREPARATION OF
							POROUS POLYESTER PARTICLES

82842	Eastman Kodak Company	GB	1336638	02080096.7	12/9/2002	6/7/2006	METHOD OF PREPARATION OF
							POROUS POLYESTER PARTICLES

82842	Eastman Kodak Company	JP	4886150	2002-368927	12/19/2002	12/16/2011	METHOD OF FORMING POROUS
							PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82842	Eastman Kodak Company	US	6780942	10/027,701	12/20/2001	8/24/2004	METHOD OF PREPARATION OF
							POROUS POLYESTER PARTICLES

82846	Eastman Kodak Company	US	6568799	10/055,295	1/23/2002	5/27/2003	DROP-ON-DEMAND INK JET PRINTER WITH CONTROLLED FLUID FLOW TO EFFECT DROP EJECTION

82851	Eastman Kodak Company	US	6724379	09/877,893	6/8/2001	4/20/2004	MULTICHANNEL DRIVER CIRCUIT
							FOR SPATIAL LIGHT MODULATOR
							AND METHOD OF CALIBRATION

82854	Eastman Kodak Company	US	6522474	09/878,701	6/11/2001	2/18/2003	HEAD-MOUNTED OPTICAL
							APPARATUS FOR STEREOSCOPIC
							DISPLAY

82855	Eastman Kodak Company	US	6790602	10/346,745	1/17/2003	9/14/2004	A METHOD OF MAKING A SILVER
							HALIDE PHOTOGRAPHIC MATERIAL
							HAVING ENHANCED LIGHT
							ABSORPTION AND LOW FOG

82857	Eastman Kodak Company	US	7166656	10/008,810	11/13/2001	1/23/2007	SMECTITE CLAY INTERCALATED
							WITH POLYETHER BLOCK
							POLYAMIDE COPOLYMER

82858	Eastman Kodak Company	US	6767951	10/006,545	11/13/2001	7/27/2004	POLYESTER NANOCOMPOSITES

82859	Eastman Kodak Company	US	6767952	10/008,428	11/13/2001	7/27/2004	ARTICLE UTILIZING BLOCK
							COPOLYMER INTERCALATED CLAY

82869	Eastman Kodak Company	US	7321387	09/918,287	7/30/2001	1/22/2008	A SYSTEM AND METHOD PROCESS FOR OFFERING IMAGING SERVICES OF A CUSTOMER AND PARTICIPANTS AT A LIVE ENTERTAINMENT EVENT

82879	Eastman Kodak Company	US	6884205	09/968,392	10/2/2001	4/26/2005	NON-MARKING WEB CONVEYANCE
							ROLLER

82887	Eastman Kodak Company	DE	60225761.1	02077177.0	6/3/2002	3/26/2008	METHOD FOR MULTILEVEL PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS

82887	Eastman Kodak Company	FR	1267565	02077177.0	6/3/2002	3/26/2008	METHOD FOR MULTILEVEL PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
82887	Eastman Kodak Company	GB	1267565	02077177.0	6/3/2002	3/26/2008	METHOD FOR MULTILEVEL PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS

82887	Eastman Kodak Company	US	7190485	09/881,460	6/14/2001	3/13/2007	METHOD FOR MULTILEVEL PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS

82900	Eastman Kodak Company	US	6765102	10/207,720	7/29/2002	7/20/2004	WATER-COMPATIBLE CATIONIC EPOXY COMPOUNDS

82906	Eastman Kodak Company	US	6811724	10/036,131	12/26/2001	11/2/2004	COMPOSITION FOR ANTISTAT LAYER

82906	Eastman Kodak Company	US	6991750	10/911,193	8/4/2004	1/31/2006	COMPOSITION FOR ANTISTAT LAYER

83001	Eastman Kodak Company	DE	602004005516. 6	04075376.6	2/6/2004	3/28/2007	A METHOD OF PROTECTING AN IMAGE RECEIVING LAYER OF A RECORDING ELEMENT PRIOR TO AND AFTER PRINTING

83001	Eastman Kodak Company	FR	1449677	04075376.6	2/6/2004	3/28/2007	A METHOD OF PROTECTING AN IMAGE RECEIVING LAYER OF A RECORDING ELEMENT PRIOR TO AND AFTER PRINTING

83001	Eastman Kodak Company	GB	1449677	04075376.6	2/6/2004	3/28/2007	A METHOD OF PROTECTING AN IMAGE RECEIVING LAYER OF A RECORDING ELEMENT PRIOR TO AND AFTER PRINTING

83001	Eastman Kodak Company	US	6689532	10/368,163	2/18/2003	2/10/2004	A METHOD OF PROTECTING AN IMAGE RECEIVING LAYER OF A RECORDING ELEMENT PRIOR TO AND AFTER PRINTING

83018	Eastman Kodak Company	US	6692605	09/977,548	10/15/2001	2/17/2004	METHOD FOR LAMINATING AN OVERLAY TO VERIFY A PATTERN OR AS A PATTERN

83018	Eastman Kodak Company	US	6969442	10/696,149	10/29/2003	11/29/2005	A METHOD OF USING AN OVERLAY TO VERIFY OR FORM A FOLDING, EMBOSSING, OR RULE DIE

83018	Eastman Kodak Company	US	6926788	10/696,150	10/29/2003	8/9/2005	A METHOD FOR USING AN OVERLAY TO FORM A RULE DIE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83025	Eastman Kodak Company	US	7593135	09/896,798	6/29/2001	9/22/2009	DIGITAL IMAGE MULTITONING
							METHOD

83026	Eastman Kodak Company	US	6565694	09/912,159	7/24/2001	5/20/2003	METHOD OF PREPARING METAL
							PLATES TO ALLOW LAMINATION OF A PRE-PRESS COLOR PROOF

83029	Eastman Kodak Company	US	6640866	09/953,778	9/17/2001	11/4/2003	LAMINATOR ASSEMBLY HAVING AN IMPROVED DUAL DUROMETOR LAMINATION ROLLER

83032	Eastman Kodak Company	US	6620280	10/041,837	10/19/2001	9/16/2003	DUAL SIDED LAMINATION

83059	Eastman Kodak Company	US	6903824	10/327,392	12/20/2002	6/7/2005	LASER SENSITOMETER

83065	Eastman Kodak Company	US	7203335	09/923,583	8/7/2001	4/10/2007	SYSTEM AND METHOD FOR EXTRACTING A WATERMARK SIGNAL IN A DIGITAL IMAGE SEQUENCE

83066	Eastman Kodak Company	US	6867251	10/020,694	12/14/2001	3/15/2005	POLYMER-DYE PARTICLES AND
							PROCESS FOR MAKING POLYMER
							DYE PARTICLES

83070	Eastman Kodak Company	US	6935396	10/484,825	7/6/2002	8/30/2005	SPLICING TAPE APPLICATION DEVICE WITH RIGID ELECTROSTATIC CHARGE ELIMINATOR

83073	Eastman Kodak Company	JP	4143359	2002-239243	8/20/2002	6/20/2008	METHOD FOR MULTICOLORANT PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS

83073	Eastman Kodak Company	US	6435657	09/933,498	8/20/2001	8/20/2002	METHOD FOR MULTICOLORANT PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS

83074	Eastman Kodak Company	US	6574047	09/930,691	8/15/2001	6/3/2003	A BACKLIT DISPLAY FOR
							SELECTIVELY ILLUMINATION
							LENTICULAR IMAGES

83086	Eastman Kodak Company	US	6541599	09/919,097	7/31/2001	4/1/2003	PROCESS FOR MANUFACTURING OF SOLUBLE HIGHLY BRANCHED POLYAMIDES, AND AT LEAST PARTIALLY ALIPHATIC HIGHLY BRANCHED POLYAMIDES OBTAINED THEREFROM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83091	Eastman Kodak Company	US	6817927	10/045,718	10/19/2001	11/16/2004	METHOD OF REMOVING MATERIAL FROM AN EXTERNAL SURFACE USING CORE/SHELL PARTICLES

83104	Eastman Kodak Company	DE	60225506.6	02012607.4	6/6/2002	3/12/2008	BLACK AND WHITE PHOTOGRAPHIC
							MATERIAL

83104	Eastman Kodak Company	US	6770412	10/178,265	6/24/2002	8/3/2004	BLACK AND WHITE PHOTOGRAPHIC
							MATERIAL

83108	Eastman Kodak Company	US	6579662	09/947,112	9/5/2001	6/17/2003	THERMAL SWITCHABLE COMPOSITION AND IMAGING MEMBER CONTAINING COMPLEX OXONOL IR DYE AND METHOD OF IMAGING AND PRINTING

83109	Eastman Kodak Company	US	6660449	10/083,258	10/19/2001	12/9/2003	IMAGING MEMBERS CONTAINING
							CARBON BLACK AND METHODS OF
							IMAGING AND PRINTING

83110	Eastman Kodak Company	US	7087275	10/158,665	5/30/2002	8/8/2006	INK JET RECORDING MEDIA AND METHOD FOR THEIR PREPARATION

83111	Eastman Kodak Company	JP	4332355	2003-7205	1/15/2003	6/26/2009	LASER PROJECTION DISPLAY
							SYSTEM

83111	Eastman Kodak Company	US	6577429	10/050,003	1/15/2002	6/10/2003	LASER PROJECTION DISPLAY
							SYSTEM

83112	Eastman Kodak Company	DE	60243941.8	02078094.6	7/29/2002	10/31/2012	ELECTRO-OPTIC DESPECKLING
							MODULATOR AND METHOD OF USE

83112	Eastman Kodak Company	EP	1283434	02078094.6	7/29/2002	10/31/2012	ELECTRO-OPTIC DESPECKLING
							MODULATOR AND METHOD OF USE

83112	Eastman Kodak Company	FR	1283434	02078094.6	7/29/2002	10/31/2012	ELECTRO-OPTIC DESPECKLING
							MODULATOR AND METHOD OF USE

83112	Eastman Kodak Company	GB	1283434	02078094.6	7/29/2002	10/31/2012	ELECTRO-OPTIC DESPECKLING
							MODULATOR AND METHOD OF USE

83112	Eastman Kodak Company	US	6791739	09/924,619	8/8/2001	9/14/2004	ELECTRO-OPTIC DESPECKLING
							MODULATOR AND METHOD OF USE

83115	Eastman Kodak Company	DE	60236779.4	02078369.2	8/15/2002	6/23/2010	LASER PROJECTION DISPLAY
							SYSTEM

83115	Eastman Kodak Company	FR	1292134	02078369.2	8/15/2002	6/23/2010	LASER PROJECTION DISPLAY
							SYSTEM

83115	Eastman Kodak Company	GB	1292134	02078369.2	8/15/2002	6/23/2010	LASER PROJECTION DISPLAY
							SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83115	Eastman Kodak Company	JP	4303926	2002-240224	8/21/2002	5/1/2009	LASER PROJECTION DISPLAY SYSTEM

83115	Eastman Kodak Company	US	6594090	09/940,196	8/27/2001	7/15/2003	LASER PROJECTION DISPLAY SYSTEM

83131	Eastman Kodak Company	US	6814517	10/371,035	2/20/2003	11/9/2004	SINGLE PASS MULTI-COLOR PRINTER WITH IMPROVED CUTTING APPARATUS AND METHOD

83134	Eastman Kodak Company	US	7323285	11/274,463	11/15/2005	1/29/2008	EXTRUDED SLIPPING LAYER FOR THERMAL DONOR

83166	Eastman Kodak Company	DE	60208969.7	02078641.4	9/6/2002	2/1/2006	INK JET RECORDING ELEMENT

83166	Eastman Kodak Company	FR	1293356	02078641.4	9/6/2002	2/1/2006	INK JET RECORDING ELEMENT

83166	Eastman Kodak Company	GB	1293356	02078641.4	9/6/2002	2/1/2006	INK JET RECORDING ELEMENT

83166	Eastman Kodak Company	US	6723397	09/955,549	9/18/2001	4/20/2004	INK JET RECORDING ELEMENT

83173	Eastman Kodak Company	DE	60207946.2	02078397.3	8/16/2002	12/14/2005	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

83173	Eastman Kodak Company	FR	1288008	02078397.3	8/16/2002	12/14/2005	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

83173	Eastman Kodak Company	GB	1288008	02078397.3	8/16/2002	12/14/2005	INK JET RECORDING ELEMENT AND
							PRINTING METHOD

83173	Eastman Kodak Company	US	6815020	09/944,971	8/31/2001	11/9/2004	INK JET RECORDING ELEMENT

83186	Eastman Kodak Company	US	6863368	10/460,245	6/12/2003	3/8/2005	A METHOD OF FORMING A COLOR FILTER

83193	Eastman Kodak Company	DE	60240848.2	02077821.3	7/15/2002	8/24/2011	METHOD AND SYSTEM FOR IMAGE DISPLAY

83193	Eastman Kodak Company	FR	1280361	02077821.3	7/15/2002	8/24/2011	METHOD AND SYSTEM FOR IMAGE DISPLAY

83193	Eastman Kodak Company	GB	1280361	02077821.3	7/15/2002	8/24/2011	METHOD AND SYSTEM FOR IMAGE DISPLAY

83193	Eastman Kodak Company	JP	4143350	2002-214858	7/24/2002	6/20/2008	METHOD AND SYSTEM FOR IMAGE DISPLAY

83193	Eastman Kodak Company	US	6621615	10/102,109	3/19/2002	9/16/2003	METHOD AND SYSTEM FOR IMAGE DISPLAY

83207	Eastman Kodak Company	US	6685768	09/919,737	8/1/2001	2/3/2004	INK JET INK SET

83214	Eastman Kodak Company	US	D474219	29/153,025	12/21/2001	5/6/2003	CAMERA WITH INTEGRAL FLASH FEATURE

83215	Eastman Kodak Company	US	D472914	29/153,026	12/21/2001	4/8/2003	CAMERA WITH INTREGAL FLASH FEATURE

83216	Eastman Kodak Company	US	D466915	29/152,603	12/21/2001	12/10/2002	CAMERA COVERING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83218	Eastman Kodak Company	US	6815153	10/346,272	1/17/2003	11/9/2004	HIGH SPEED COLOR
							PHOTOGRAPHIC ELEMENT WITH
							IMPROVED GRANULARITY

83225	Eastman Kodak Company	US	6723402	10/027,974	12/21/2001	4/20/2004	PROTECTIVE LAYER FOR
							HYDROPHILIC PACKAGING MATERIAL

83229	Eastman Kodak Company	DE	60233630.9	02080077.7	12/5/2002	9/9/2009	INKJET DROP SELECTION IN A NON-UNIFORM AIRSTREAM

83229	Eastman Kodak Company	FR	1319510	02080077.7	12/5/2002	9/9/2009	INKJET DROP SELECTION IN A NON-UNIFORM AIRSTREAM

83229	Eastman Kodak Company	JP	4587638	2002-355556	12/6/2002	9/17/2010	INKJET DROP SELECTION IN A NON-UNIFORM AIRSTREAM

83229	Eastman Kodak Company	JP	4309957	2008-295872	11/19/2008	5/15/2009	INKJET DROP SELECTION IN A NON-UNIFORM AIRSTREAM

83229	Eastman Kodak Company	US	6554389	10/023,248	12/17/2001	4/29/2003	INKJET DROP SELECTION IN A NON-UNIFORM AIRSTREAM

83230	Eastman Kodak Company	US	6984035	10/915,925	8/11/2004	1/10/2006	RECEIVER MEDIA FOR HIGH QUALITY INK JET PRINTING

83231	Eastman Kodak Company	US	6638693	10/046,024	10/29/2001	10/28/2003	PROCESS FOR MAKING MEDIA FOR HIGH QUALITY INK JET PRINTING

83236	Eastman Kodak Company	EP		02078317.1	8/12/2002		PRINTING IMAGE FRAMES
							CORRESPONDING TO MOTION
							PICTURES
83236	Eastman Kodak Company	JP	4138397	2002-237528	8/16/2002	6/13/2008	PRINTING IMAGE FRAMES
							CORRESPONDING TO MOTION
							PICTURES

83236	Eastman Kodak Company	US	6778290	09/935,613	8/23/2001	8/17/2004	PRINTING IMAGE FRAMES
							CORRESPONDING TO MOTION
							PICTURES

83243	Eastman Kodak Company	US	6958785	10/032,974	10/22/2001	10/25/2005	METHOD AND APPARATUS FOR DETERMINING AND CORRECTING FOR ILLUMINATION VARIATIONS IN A DIGITAL PROJECTOR

83246	Eastman Kodak Company	US	6713530	09/957,382	9/20/2001	3/30/2004	INK JET INK COMPOSITION

83250	Eastman Kodak Company	US	7034065	09/957,558	9/20/2001	4/25/2006	INK JET INK COMPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83254	Eastman Kodak Company	US	6488351	09/940,224	8/27/2001	12/3/2002	METHOD AND APPARATUS FOR INCREASING NUMBER OF AVAILABLE PRINTING GRADATIONS ON AN INK JET PRINTER

83255	Eastman Kodak Company	US	D462089	29/146,820	8/16/2001	8/27/2002	INK CARTRIDGE

83256	Eastman Kodak Company	US	D462986	29/146,821	8/16/2001	9/17/2002	INK CARTRIDGE WITH INTEGRAL HANDLE

83257	Eastman Kodak Company	US	D462383	29/146,819	8/16/2001	9/3/2002	INK CARTRIDGE WITH INK COLOR DISCRIMINATION STRUCTURE

83262	Eastman Kodak Company	DE	60220124.1	02078282.7	8/8/2002	5/16/2007	METHOD AND APPARATUS OF
							OPTIMIZING DISCRETE DROP
							VOLUMES FOR MULTIDROP
							CAPABLE INKJET PRINTERS

83262	Eastman Kodak Company	FR	1288002	02078282.7	8/8/2002	5/16/2007	METHOD AND APPARATUS OF
							OPTIMIZING DISCRETE DROP
							VOLUMES FOR MULTIDROP
							CAPABLE INKJET PRINTERS

83262	Eastman Kodak Company	GB	1288002	02078282.7	8/8/2002	5/16/2007	METHOD AND APPARATUS OF
							OPTIMIZING DISCRETE DROP
							VOLUMES FOR MULTIDROP
							CAPABLE INKJET PRINTERS

83262	Eastman Kodak Company	US	6776468	09/940,195	8/27/2001	8/17/2004	METHOD AND APPARATUS OF
							OPTIMIZING DISCRETE DROP
							VOLUMES FOR MULTIDROP
							CAPABLE INKJET PRINTERS

83275	Eastman Kodak Company	CN	200410004053.7	200410004053.7	2/4/2004	1/23/2008	A PRESERVATION SYSTEM FOR DIGITALLY CREATED AND DIGITALLY
							SIGNED DOCUMENTS

83275	Eastman Kodak Company	US	7340607	10/357,775	2/4/2003	3/4/2008	A PRESERVATION SYSTEM FOR
							DIGITALLY CREATED AND DIGITALLY
							SIGNED DOCUMENTS

83280	Eastman Kodak Company	US	6644786	10/191,002	7/8/2002	11/11/2003	METHOD OF MANUFACTURING A THERMALLY ACTUATED LIQUID CONTROL DEVICE

83287	Eastman Kodak Company	CN	02144088.3	02144088.3	9/30/2002	4/22/2009	UTRAVIOLET LIGHT FILTER ELEMENT

83287	Eastman Kodak Company	KR	10-0841856	2002-0060181	10/2/2002	6/20/2008	UTRAVIOLET LIGHT FILTER ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83287	Eastman Kodak Company	TW	I308967	091118543	8/16/2002	4/21/2009	UTRAVIOLET LIGHT FILTER ELEMENT

83287	Eastman Kodak Company	US	6872766	10/150,634	5/17/2002	3/29/2005	UTRAVIOLET LIGHT FILTER ELEMENT

83291	Eastman Kodak Company	JP	4317433	2003-409024	12/8/2003	5/29/2009	APPARATUS FOR FILLING AND DEGASSING A POUCH

83291	Eastman Kodak Company	US	6722400	10/321,254	12/17/2002	4/20/2004	APPARATUS FOR FILLING AND DEGASSING A POUCH

83293	Eastman Kodak Company	US	6589326	10/158,681	5/30/2002	7/8/2003	COATING FLUID FOR IMAGING ELEMENT COMPRISING SOLUBILIZED COLLAGEN GELATIN AND HARDENER

83296	Eastman Kodak Company	CN	03136743.7	03136743.7	5/20/2003	4/1/2009	METHOD AND APPARATUS FOR INCREASING COLOR GAMUT OF A DISPLAY
83296	Eastman Kodak Company	DE	60321856.3	03076366.8	5/8/2003	7/2/2008	METHOD AND APPARATUS FOR INCREASING COLOR GAMUT OF A DISPLAY

83296	Eastman Kodak Company	JP	4274851	2003-140980	5/19/2003	3/13/2009	METHOD AND APPARATUS FOR INCREASING COLOR GAMUT OF A DISPLAY

83296	Eastman Kodak Company	US	6648475	10/151,742	5/20/2002	11/18/2003	METHOD AND APPARATUS FOR INCREASING COLOR GAMUT OF A DISPLAY

83317	Eastman Kodak Company	US	6906157	10/118,725	4/9/2002	6/14/2005	POLYMER PARTICLE STABILIZED BY DISPERSANT AND METHOD OF PREPARATION

83317	Eastman Kodak Company	US	7390844	11/080,040	3/15/2005	6/24/2008	POLYMER PARTICLE STABILIZED BY DISPERSANT AND METHOD OF PREPARATION

83323	Eastman Kodak Company	DE	60207947.0	02078411.2	8/19/2002	12/14/2005	INK JET RECORDING ELEMENT AND PRINTING METHOD

83323	Eastman Kodak Company	FR	1288009	02078411.2	8/19/2002	12/14/2005	INK JET RECORDING ELEMENT AND PRINTING METHOD

83323	Eastman Kodak Company	GB	1288009	02078411.2	8/19/2002	12/14/2005	INK JET RECORDING ELEMENT AND PRINTING METHOD

83323	Eastman Kodak Company	US	6632490	09/943,957	8/31/2001	10/14/2003	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83329	Eastman Kodak Company	US	6585362	09/971,414	10/5/2001	7/1/2003	INK COMPOSITION, INK CARTRIDGE HAVING INK COMPOSITION, AND METHOD OF FILLING INK CARTRIDGE

83329	Eastman Kodak Company	US	6824260	10/386,342	3/11/2003	11/30/2004	INK COMPOSITION, INK CARTRIDGE HAVING INK COMPOSITION, AND METHOD OF FILLING INK CARTRIDGE

83330	Eastman Kodak Company	US	7364277	10/824,507	4/14/2004	4/29/2008	AN APPARATUS AND METHOD OF CONTROLLING DROPLET TRAJECTORY

83331	Eastman Kodak Company	DE	60305985.6	03075024.4	1/6/2003	6/14/2006	THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH

83331	Eastman Kodak Company	FR	1329319	03075024.4	1/6/2003	6/14/2006	THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH

83331	Eastman Kodak Company	GB	1329319	03075024.4	1/6/2003	6/14/2006	THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH

83331	Eastman Kodak Company	JP	4531336	2003-005957	1/14/2003	6/18/2010	A LIQUID DROP EMITTER

83331	Eastman Kodak Company	US	6631979	10/050,993	1/17/2002	10/14/2003	THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH

83373	Eastman Kodak Company	DE	60238661.6	02079322.0	10/17/2002	12/22/2010	DIGITAL ANALOG RECORDING USING NEAR FIELD OPTICAL IMAGING

83373	Eastman Kodak Company	GB	1310950	02079322.0	10/17/2002	12/22/2010	DIGITAL ANALOG RECORDING USING NEAR FIELD OPTICAL IMAGING

83373	Eastman Kodak Company	JP	4117180	2002-313650	10/29/2002	4/25/2008	DIGITAL AND ANALOG RECORDING DEVICE USING NEAR FIELD OPTICAL IMAGING, AND ITS MANUFACTURING METHOD

83373	Eastman Kodak Company	US	7294446	10/045,805	10/29/2001	11/13/2007	DIGITAL ANALOG RECORDING USING NEAR FIELD OPTICAL IMAGING

83374	Eastman Kodak Company	DE	60301175.6	03076708.1	6/2/2003	8/3/2005	CONDUCTIVE POLYMERS ON ACICULAR SUBSTRATES

83374	Eastman Kodak Company	GB	1372159	03076708.1	6/2/2003	8/3/2005	CONDUCTIVE POLYMERS ON ACICULAR SUBSTRATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83374	Eastman Kodak Company	US	7163746	10/167,638	6/12/2002	1/16/2007	CONDUCTIVE POLYMERS ON ACICULAR SUBSTRATES

83404	Eastman Kodak Company	US	6574032	10/055,781	1/23/2002	6/3/2003	IMAGING APPARATUS USING DITHER TO MINIMIZE PIXEL EFFECTS

83405	Eastman Kodak Company	CN	ZL02149844.X	02149844.X	11/7/2002	10/19/2005	METHOD FOR ENHANCED BIT DEPTH IN AN IMAGING APPARATUS USING A SPATIAL LIGHT MODULATOR

83405	Eastman Kodak Company	US	6574043	10/045,216	11/7/2001	6/3/2003	METHOD FOR ENHANCED BIT DEPTH IN AN IMAGING APPARATUS USING A SPATIAL LIGHT MODULATOR

83408	Eastman Kodak Company	US	6623428	09/976,123	10/11/2001	9/23/2003	DIGITAL IMAGE SEQUENCE DISPLAY SYSTEM AND METHOD

83417	Eastman Kodak Company	US	7167280	10/040,219	10/29/2001	1/23/2007	FULL CONTENT FILM SCANNING ON A FILM TO DATA TRANSFER DEVICE

83441	Eastman Kodak Company	US	6610148	09/994,167	11/26/2001	8/26/2003	CURTAIN COATING STARTUP APPARATUS

83456	Eastman Kodak Company	DE	60308456.7	03077182.8	7/10/2003	9/20/2006	A METHOD AND APPARATUS FOR TRANSPARENCY SCANNING WITH A DUPLEX REFLECTIVE SCANNER

83456	Eastman Kodak Company	FR	1385328	03077182.8	7/10/2003	9/20/2006	A METHOD AND APPARATUS FOR TRANSPARENCY SCANNING WITH A DUPLEX REFLECTIVE SCANNER

83456	Eastman Kodak Company	GB	1385328	03077182.8	7/10/2003	9/20/2006	A METHOD AND APPARATUS FOR TRANSPARENCY SCANNING WITH A DUPLEX REFLECTIVE SCANNER

83456	Eastman Kodak Company	US	7142335	10/201,677	7/22/2002	11/28/2006	A METHOD AND APPARATUS FOR TRANSPARENCY SCANNING WITH A DUPLEX REFLECTIVE SCANNER

83466	Eastman Kodak Company	DE	60217812.6	02080094.2	12/9/2002	1/24/2007	MULTILAYER INK RECORDING ELEMENT WITH POROUS ORGANIC PARTICLES

83466	Eastman Kodak Company	GB	1321301	02080094.2	12/9/2002	1/24/2007	MULTILAYER INK RECORDING ELEMENT WITH POROUS ORGANIC PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83466	Eastman Kodak Company	US	7335407	10/028,129	12/20/2001	2/26/2008	MULTILAYER INKJET RECORDING ELEMENT WITH POROUS POLYESTER PARTICLE

83478	Eastman Kodak Company	DE	60314043.2	03076159.7	4/23/2003	5/30/2007	SCANNED DISPLAY SYSTEMS USING COLOR LASER LIGHT SOURCES

83478	Eastman Kodak Company	FR	1359752	03076159.7	4/23/2003	5/30/2007	SCANNED DISPLAY SYSTEMS USING COLOR LASER LIGHT SOURCES

83478	Eastman Kodak Company	GB	1359752	03076159.7	4/23/2003	5/30/2007	SCANNED DISPLAY SYSTEMS USING COLOR LASER LIGHT SOURCES

83478	Eastman Kodak Company	US	6879306	10/137,761	5/2/2002	4/12/2005	SCANNED DISPLAY SYSTEMS USING COLOR LASER LIGHT SOURCES

83481	Eastman Kodak Company	US	6820970	10/001,027	11/2/2001	11/23/2004	CONTINUOUS INK JET CATCHER HAVING DELIMITING EDGE AN INK ACCUMULATION BORDER

83487	Eastman Kodak Company	US	7174029	10/000,886	11/2/2001	2/6/2007	METHOD AND APPARATUS FOR AUTOMATIC SELECTION AND PRESENTATION OF INFORMATION

83488	Eastman Kodak Company	US	6742809	10/047,875	10/22/2001	6/1/2004	PHOTO ALBUM CONSTRUCTED FROM A STRIP OF IMAGES

83496	Eastman Kodak Company	DE	60301462.3	03077716.3	9/1/2003	8/31/2005	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

83496	Eastman Kodak Company	FR	1398160	03077716.3	9/1/2003	8/31/2005	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

83496	Eastman Kodak Company	GB	1398160	03077716.3	9/1/2003	8/31/2005	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83496	Eastman Kodak Company	US	6727931	10/242,248	9/12/2002	4/27/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

83502	Eastman Kodak Company	DE	60305399.8	03077715.5	9/1/2003	5/24/2006	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER

83502	Eastman Kodak Company	FR	1398161	03077715.5	9/1/2003	5/24/2006	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER

83502	Eastman Kodak Company	GB	1398161	03077715.5	9/1/2003	5/24/2006	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER

83502	Eastman Kodak Company	JP	4411035	2003-306209	8/29/2003	11/20/2009	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

83502	Eastman Kodak Company	US	6717603	10/242,263	9/12/2002	4/6/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

83509	Eastman Kodak Company	US	7145520	10/036,646	11/7/2001	12/5/2006	A DISPLAY APPARATUS BOX USING A SPATIAL LIGHT MODULATOR

83513	Eastman Kodak Company	US	7130444	10/292,665	11/12/2002	10/31/2006	A METHOD OF AUTHENTICATION FOR STEGANOGRAPHIC SIGNALS UNDERGOING DEGRADATIONS

83517	Eastman Kodak Company	US	6824941	10/140,846	5/8/2002	11/30/2004	PHOTOGRAPHIC ELEMENT CONTAINING ACID PROCESSED GELATIN

83517	Eastman Kodak Company	US	6911071	10/836,901	4/30/2004	6/28/2005	PHOTOGRAPHIC ELEMENT CONTAINING ACID PROCESSED GELATIN

83519	Eastman Kodak Company	US	6622746	10/021,457	12/12/2001	9/23/2003	A MICROFLUIDIC SYSTEM FOR CONTROLLED FLUID MIXING AND DELIVERY

83520	Eastman Kodak Company	DE	60325804.2	03076599.4	5/26/2003	1/14/2009	METHOD AND APPARATUS FOR PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83520	Eastman Kodak Company	US	6971739	10/162,956	6/5/2002	12/6/2005	METHOD AND APPARATUS FOR PRINTING

83520	Eastman Kodak Company	US	7413286	11/222,187	9/8/2005	8/19/2008	METHOD AND APPARATUS FOR PRINTING

83527	Eastman Kodak Company	EP		03075149.9	1/17/2003		A METHOD OF ENCODING DATA IN A MONOCHROME MEDIA

83527	Eastman Kodak Company	US	7003166	10/059,994	1/29/2002	2/21/2006	A METHOD OF ENCODING DATA IN A MONOCHROME MEDIA

83531	Eastman Kodak Company	US	7163738	10/189,679	7/3/2002	1/16/2007	POLYVINYL ALCOHOL FILMS PREPARED BY COATING METHODS

83533	Eastman Kodak Company	DE	60213544.3	02079968.0	11/28/2002	8/2/2006	CONTINUOUS INK JET CATCHER

83533	Eastman Kodak Company	FR	1319512	02079968.0	11/28/2002	8/2/2006	CONTINUOUS INK JET CATCHER

83533	Eastman Kodak Company	GB	1319512	02079968.0	11/28/2002	8/2/2006	CONTINUOUS INK JET CATCHER

83533	Eastman Kodak Company	JP	4251861	2002-359621	12/11/2002	1/30/2009	CONTINUOUS INK JET CATCHER

83533	Eastman Kodak Company	US	6592213	10/017,952	12/14/2001	7/15/2003	CONTINUOUS INK JET CATCHER

83534	Eastman Kodak Company	DE	60221089.5	02079969.8	11/28/2002	7/11/2007	CONTINUOUS INKJET CATCHER

83534	Eastman Kodak Company	FR	1319513	02079969.8	11/28/2002	7/11/2007	CONTINUOUS INKJET CATCHER

83534	Eastman Kodak Company	GB	1319513	02079969.8	11/28/2002	7/11/2007	CONTINUOUS INKJET CATCHER

83534	Eastman Kodak Company	JP	4251862	2002-359622	12/11/2002	1/30/2009	CONTINUOUS INKJET CATCHER

83534	Eastman Kodak Company	US	6648461	10/020,291	12/14/2001	11/18/2003	CONTINUOUS INKJET CATCHER

83556	Eastman Kodak Company	US	7325037	10/373,267	2/24/2003	1/29/2008	METHOD AND SYSTEM FOR CLIENT-BASED ADAPTIVE NETWORKING SYSTEM

83557	Eastman Kodak Company	US	6866371	10/051,888	1/17/2002	3/15/2005	METHOD AND APPARATUS FOR PRINTING AND COATING

83558	Eastman Kodak Company	CN	ZL02143563.4	02143563.4	9/29/2002	8/2/2006	STABILIZER SYSTEM FOR POLYMER COMPONENTS OF DISPLAYS

83558	Eastman Kodak Company	US	6767937	10/150,836	5/17/2002	7/27/2004	STABILIZER SYSTEM FOR POLYMER COMPONENTS OF DISPLAYS

83559	Eastman Kodak Company	US	7044376	10/625,426	7/23/2003	5/16/2006	AUTHENTICATION METHOD AND APPARATUS FOR USE WITH COMPRESSED FLUID PRINTED SWATCHES

83566	Eastman Kodak Company	JP	4261175	2002-360932	12/12/2002	2/20/2009	TRIACETYL CELLULOSE FILM WITH REDUCED WATER TRANSMISSION PROPERTY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83566	Eastman Kodak Company	US	6730374	10/022,765	12/13/2001	5/4/2004	TRIACETYL CELLULOSE FILM WITH REDUCED WATER TRANSMISSION PROPERTY

83568	Eastman Kodak Company	GB	1310378	02022675.9	10/10/2002	3/22/2006	INK JET RECORDING MEDIA AND METHOD FOR THEIR PRODUCTION

83568	Eastman Kodak Company	US	6866895	10/289,194	11/6/2002	3/15/2005	INK JET RECORDING MEDIA AND METHOD FOR THEIR PRODUCTION

83577	Eastman Kodak Company	US	6575026	10/184,208	6/28/2002	6/10/2003	MEASURING ABSOLUTE STATIC PRESSURE AT ONE OR MORE POSTIONS ALONG A MICROFLUIDIC DEVICE

83578	Eastman Kodak Company	US	6672702	10/163,326	6/5/2002	1/6/2004	METHOD AND APPARATUS FOR PRINTING, CLEANING, AND CALIBRATING

83582	Eastman Kodak Company	US	6869169	10/145,911	5/15/2002	3/22/2005	SNAP-THROUGH THERMAL ACTUATOR

83582	Eastman Kodak Company	US	6953240	11/015,999	12/18/2004	10/11/2005	SNAP-THROUGH THERMAL ACTUATOR

83582	Eastman Kodak Company	US	6948800	11/016,000	12/18/2004	9/27/2005	SNAP-THROUGH THERMAL ACTUATOR

83584	Eastman Kodak Company	US	6744455	10/080,115	2/21/2002	6/1/2004	METHOD AND APPARATUS FOR THERMAL MANAGEMENT IN A THERMAL PRINTER HAVING PLURAL PRINTING STATIONS

83585	Eastman Kodak Company	US	6682241	10/080,139	2/21/2002	1/27/2004	THERMAL PRINTER WITH LOADING AID

83593	Eastman Kodak Company	US	6762003	10/154,887	5/24/2002	7/13/2004	IMAGING MEMBER WITH AMORPHOUS HYDROCARBON RESIN

83601	Eastman Kodak Company	US	6702425	10/252,312	9/23/2002	3/9/2004	COALESCENCE-FREE INKJET PRINTING BY CONTROLLING DROP SPREADING ON/IN A RECEIVER

83620	Eastman Kodak Company	US	6793351	10/038,948	1/3/2002	9/21/2004	A CLOSED LOOP THREE COLOR ALIGNMENT SYSTEM FOR A DIGITAL PROJECTOR

83621	Eastman Kodak Company	US	6909491	10/285,921	11/1/2002	6/21/2005	ELECTRONIC AND FILM THEATRICAL QUALITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83628	Eastman Kodak Company	US	6664036	10/229,666	8/28/2002	12/16/2003	HOMOGENEOUS SINGLE-PART COLOR DEVELOPER CONCENTRATE FOR COLOR FILM PROCESSING AND METHOD OF USING SAME

83633	Eastman Kodak Company	US	7443552	10/519,298	6/7/2003	10/28/2008	PROCESS OF SPATIAL COLOR RESTORATION OF AN IMAGE

83641	Eastman Kodak Company	DE	60212045.4	02079561.3	11/1/2002	6/7/2006	AN AUTOSTEREOSCOPIC OPTICAL APPARATUS USING A SCANNED LINEAR IMAGE SOURCE

83641	Eastman Kodak Company	FR	1310819	02079561.3	11/1/2002	6/7/2006	AN AUTOSTEREOSCOPIC OPTICAL APPARATUS USING A SCANNED LINEAR IMAGE SOURCE

83641	Eastman Kodak Company	GB	1310819	02079561.3	11/1/2002	6/7/2006	AN AUTOSTEREOSCOPIC OPTICAL APPARATUS USING A SCANNED LINEAR IMAGE SOURCE

83641	Eastman Kodak Company	JP	4263461	2002-329660	11/13/2002	2/20/2009	AN AUTOSTEREOSCOPIC OPTICAL APPARATUS USING A SCANNED LINEAR IMAGE SOURCE

83641	Eastman Kodak Company	US	6511182	10/010,500	11/13/2001	1/28/2003	AN AUTOSTEREOSCOPIC OPTICAL APPARATUS USING A SCANNED LINEAR IMAGE SOURCE

83648	Eastman Kodak Company	US	7051911	10/037,017	12/21/2001	5/30/2006	APPARATUS AND METHOD FOR CUTTING SHEET MATERALS

83661	Eastman Kodak Company	JP	4223794	2002-360656	12/12/2002	11/28/2008	TRIACETYL CELLULOSE FILM WITH REDUCED WATER TRANSMISSION PROPERTY

83661	Eastman Kodak Company	US	6746732	10/017,787	12/13/2001	6/8/2004	TRIACETYL CELLULOSE FILM WITH REDUCED WATER TRANSMISSION PROPERTY

83662	Eastman Kodak Company	US	6820784	10/027,296	12/21/2001	11/23/2004	A METHOD OF CUTTING A LAMINATED WEB AND REDUCING DELAMINATION

83675	Eastman Kodak Company	US	7120272	10/144,487	5/13/2002	10/10/2006	A MEDIA DETECTING METHOD AND SYSTEM FOR AN IMAGING APPARATUS

83676	Eastman Kodak Company	US	6767677	10/300,343	11/20/2002	7/27/2004	DISPLAY ELEMENT WITH A BACKPRINT COMPRISING A SQUARINE DYE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83678	Eastman Kodak Company	JP	4620342	2003-391049	11/20/2003	11/5/2010	STABLE IR DYE COMPOSITIONS FOR INVISIBLE MARKING

83678	Eastman Kodak Company	US	6706460	10/300,171	11/20/2002	3/16/2004	STABLE IR DYE COMPOSITIONS FOR INVISIBLE MARKING

83679	Eastman Kodak Company	US	6566033	10/176,012	6/20/2002	5/20/2003	CONDUCTIVE FOAM CORE IMAGING MEMBER

83690	Eastman Kodak Company	US	6887656	10/346,434	1/17/2003	5/3/2005	COLOR PHOTOGRAPHIC ELEMENT CONTAINING IMPROVED HETEROCYCLIC SPEED ENHANCING COMPOUND

83709	Eastman Kodak Company	US	6669768	10/094,072	3/8/2002	12/30/2003	INK JET INK SET

83710	Eastman Kodak Company	US	6878197	10/034,721	12/28/2001	4/12/2005	INK JET INK SET

83712	Eastman Kodak Company	US	6846938	10/207,297	7/29/2002	1/25/2005	WATER-COMPATIBLE EPOXY COMPOUNDS CONTAINING SULFONATE OR THIOSULFATE MOIETIES

83714	Eastman Kodak Company	US	6515782	10/066,934	2/4/2002	2/4/2003	TELECENTRIC F-THETA LENS FOR LASER MICROFILM PRINTER

83716	Eastman Kodak Company	DE	60310668.4	03078621.4	11/12/2003	12/27/2006	AN INK SET COMPOSITION, AND AN APPARATUS AND METHOD OF FORMING IMAGES HAVING REDUCED GLOSS DIFFERENTIAL

83716	Eastman Kodak Company	FR	1422065	03078621.4	11/12/2003	12/27/2006	AN INK SET COMPOSITION, AND AN APPARATUS AND METHOD OF FORMING IMAGES HAVING REDUCED GLOSS DIFFERENTIAL

83716	Eastman Kodak Company	GB	1422065	03078621.4	11/12/2003	12/27/2006	AN INK SET COMPOSITION, AND AN APPARATUS AND METHOD OF FORMING IMAGES HAVING REDUCED GLOSS DIFFERENTIAL

83716	Eastman Kodak Company	US	6953244	10/302,210	11/22/2002	10/11/2005	AN INK SET COMPOSITION, AND AN APPARATUS AND METHOD OF FORMING IMAGES HAVING REDUCED GLOSS DIFFERENTIAL

83719	Eastman Kodak Company	JP	4233357	2003-52703	3/4/2003	12/19/2008	A MONOCENTRIC AUTOSTEREOSCOPIC OPTICAL APPARATUS USING RESONANT FIBER-OPTIC IMAGE GENERATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83719	Eastman Kodak Company	US	6702442	10/095,341	3/8/2002	3/9/2004	A MONOCENTRIC
							AUTOSTEREOSCOPIC OPTICAL
							APPARATUS USING RESONANT
							FIBER-OPTIC IMAGE GENERATION

83728	Eastman Kodak Company	DE	60221953.1	02079873.2	11/22/2002	8/22/2007	INK JET RECORDING ELEMENT

83728	Eastman Kodak Company	FR	1319516	02079873.2	11/22/2002	8/22/2007	INK JET RECORDING ELEMENT

83728	Eastman Kodak Company	GB	1319516	02079873.2	11/22/2002	8/22/2007	INK JET RECORDING ELEMENT

83728	Eastman Kodak Company	US	6821586	10/021,227	12/12/2001	11/23/2004	INK JET RECORDING ELEMENT

83730	Eastman Kodak Company	US	6657083	10/012,128	12/3/2001	12/2/2003	5-ACYLAMINO-2-AMINO-4-
							SUBSTITUTED-PHENOL COMPOUNDS
							AND METHOD OF USING THEM

83736	Eastman Kodak Company	US	6624874	10/027,293	12/21/2001	9/23/2003	APPARATUS AND METHOD FOR
							INSERTING AN UPDATEABLE HIDDEN
							IMAGE INTO AN OPTICAL PATH

83745	Eastman Kodak Company	US	6791100	10/223,530	8/19/2002	9/14/2004	OBJECT DETECTION USING CODE-
							MODULATED LIGHT BEAM

83750	Eastman Kodak Company	DE	60304276.7	03075914.6	3/31/2003	3/29/2006	RECORDING A DIGITAL IMAGE OF A
							DESIRED APERTURE FORMAT AND
							RESOLUTION ONTO MOTION
							PICTURE PHOTOSENSITIVE MEDIUM

83750	Eastman Kodak Company	FR	1361754	03075914.6	3/31/2003	3/29/2006	RECORDING A DIGITAL IMAGE OF A
							DESIRED APERTURE FORMAT AND
							RESOLUTION ONTO MOTION
							PICTURE PHOTOSENSITIVE MEDIUM

83750	Eastman Kodak Company	GB	1361754	03075914.6	3/31/2003	3/29/2006	RECORDING A DIGITAL IMAGE OF A
							DESIRED APERTURE FORMAT AND
							RESOLUTION ONTO MOTION
							PICTURE PHOTOSENSITIVE MEDIUM

83750	Eastman Kodak Company	US	6686947	10/121,422	4/12/2002	2/3/2004	RECORDING A DIGITAL IMAGE OF A
							DESIRED APERTURE FORMAT AND
							RESOLUTION ONTO MOTION
							PICTURE PHOTOSENSITIVE MEDIUM

83758	Eastman Kodak Company	CN	ZL03136861.1	03136861.1	5/23/2003	5/17/2006	EXFOLIATED POLYSTYRENE-CLAY
							NANOCOMPOSITE COMPRISING
							STAR-SHAPED POLYMER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83758	Eastman Kodak Company	US	6686407	10/155,256	5/24/2002	2/3/2004	EXFOLIATED POLYSTYRENE-CLAY NANOCOMPOSITE COMPRISING STAR-SHAPED POLYMER

83758	Eastman Kodak Company	US	6867255	10/678,874	10/3/2003	3/15/2005	EXFOLIATED POLYSTYRENE-CLAY NANOCOMPOSITE COMPRISING STAR-SHAPED POLYMER

83764	Eastman Kodak Company	DE	60211631.7	02079973.0	11/28/2002	5/24/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

83764	Eastman Kodak Company	FR	1319519	02079973.0	11/28/2002	5/24/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

83764	Eastman Kodak Company	GB	1319519	02079973.0	11/28/2002	5/24/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

83764	Eastman Kodak Company	US	6689431	10/020,443	12/12/2001	2/10/2004	INK JET RECORDING ELEMENT

83770	Eastman Kodak Company	US	6858293	10/104,450	3/22/2002	2/22/2005	CELLULOSE FILM WITH ANTI- BLOCKING PROPERTIES

83770	Eastman Kodak Company	US	7597956	11/046,039	1/28/2005	10/6/2009	METHOD OF MANUFACTURE OF A POLYMERIC FILM WITH ANTI- BLOCKING PROPERTIES

83772	Eastman Kodak Company	US	6831163	10/329,912	12/26/2002	12/14/2004	BICHROMOPHORIC MOLECULES

83774	Eastman Kodak Company	GB	2386020	0300665.7	1/13/2003	6/22/2005	A METHOD OF DECODING DATA ENCODED IN A MONOCHROME MEDIUM

83774	Eastman Kodak Company	US	7177476	10/086,142	2/28/2002	2/13/2007	A METHOD OF DECODING DATA ENCODED IN A MONOCHROME MEDIUM

83778	Eastman Kodak Company	DE	60318348.4	03076162.1	4/22/2003	1/2/2008	RETRACTABLE LAMP FOR AN IMPROVED DOCUMENT SCANNER PAPER PATH

83778	Eastman Kodak Company	FR	1361744	03076162.1	4/22/2003	1/2/2008	RETRACTABLE LAMP FOR AN IMPROVED DOCUMENT SCANNER PAPER PATH

83778	Eastman Kodak Company	GB	1361744	03076162.1	4/22/2003	1/2/2008	RETRACTABLE LAMP FOR AN IMPROVED DOCUMENT SCANNER PAPER PATH

83778	Eastman Kodak Company	JP	4035078	2003-114597	4/18/2003	11/2/2007	SCANNER USING PLATEN SCANNING AND SHEET FED SCANNING IN COMBINATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83778	Eastman Kodak Company	US	7130088	10/136,502	5/1/2002	10/31/2006	RETRACTABLE LAMP FOR AN IMPROVED DOCUMENT SCANNER PAPER PATH

83779	Eastman Kodak Company	US	7031032	10/143,276	5/10/2002	4/18/2006	DOCUMENT SCANNING SYSTEM WITH DOCKABLE PLATEN FLATBED PROVIDING SHEET FED AND PLATEN SCANNING FUNCTIONS

83781	Eastman Kodak Company	US	7166657	10/099,092	3/15/2002	1/23/2007	ARTICLE UTILIZING HIGHLY BRANCHED POLYMERS TO SPLAY LAYERED MATERIALS

83795	Eastman Kodak Company	US	5646660	08/287,650	8/9/1994	7/8/1997	PRINTER INK CARTRIDGE WITH DRIVE LOGIC INTEGRATED CIRUIT

83795	Eastman Kodak Company	US	6000773	08/812,176	3/6/1997	12/14/1999	INK JET PRINTER HAVING INK USE INFORMATION STORED IN A MEMORY MOUNTED ON A REPLACEABLE PRINTER INK CARTRIDGE

83795	Eastman Kodak Company	US	6435676	09/956,607	9/18/2001	8/20/2002	INK JET PRINTER HAVING INK USE INFORMATION STORED IN A MEMORY MOUNTED ON A REPLACEABLE PRINTER INK CARTRIDGE

83796	Eastman Kodak Company	US	5610635	08/287,907	8/9/1994	3/11/1997	PRINTER INK CARTRIDGE WITH MEMORY STORAGE CAPACITY

83804	Eastman Kodak Company	US	5686947	08/433,792	5/3/1995	11/11/1997	INK JET PRINTER INCORPORATING HIGH VOLUME INK RESERVOIRS

83804	Eastman Kodak Company	US	6565197	08/966,894	11/10/1997	5/20/2003	INK JET PRINTER INCORPORATING HIGH VOLUME INK RESERVOIRS

83812	Eastman Kodak Company	DE	60313079.8	03076862.6	6/16/2003	4/11/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

83812	Eastman Kodak Company	JP	4291057	2003-182628	6/26/2003	4/10/2009	INK JET RECORDING ELEMENT

83812	Eastman Kodak Company	US	7105215	10/180,638	6/26/2002	9/12/2006	INK JET RECORDING ELEMENT

83813	Eastman Kodak Company	US	6843121	10/647,360	8/25/2003	1/18/2005	MEASURING ABSOLUTE STATIC PRESSURE AT ONE OR MORE POSITIONS ALONG A MICROFLUIDIC DEVICE

83814	Eastman Kodak Company	US	7128972	10/208,344	7/30/2002	10/31/2006	WRINKLED POLYESTER PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83820	Eastman Kodak Company	US	6625394	10/036,723	12/21/2001	9/23/2003	TWO-SHOT MOLDED SEAL
							INTEGRITY INDICATOR,
							UNDERWATER CAMERA, AND
							METHOD

83831	Eastman Kodak Company	US	D479257	29/153,013	12/21/2001	9/2/2003	UNDERWATER HOUSING ASSEMBLY

83834	Eastman Kodak Company	DE	60320876.2	03075264.6	1/27/2003	5/14/2008	DUAL ACTUATION THERMAL
							ACTUATOR AND METHOD OF
							OPERATING THEREOF

83834	Eastman Kodak Company	FR	1334831	03075264.6	1/27/2003	5/14/2008	DUAL ACTUATION THERMAL
							ACTUATOR AND METHOD OF
							OPERATING THEREOF

83834	Eastman Kodak Company	GB	1334831	03075264.6	1/27/2003	5/14/2008	DUAL ACTUATION THERMAL
							ACTUATOR AND METHOD OF
							OPERATING THEREOF

83834	Eastman Kodak Company	JP	4758600	2003-23493	1/31/2003	6/10/2011	DUAL ACTUATION THERMAL
							ACTUATOR AND METHOD OF
							OPERATING THEREOF

83834	Eastman Kodak Company	US	6464341	10/068,859	2/8/2002	10/15/2002	DUAL ACTUATION THERMAL
							ACTUATOR AND METHOD OF
							OPERATING THEREOF

83838	Eastman Kodak Company	US	6588890	10/023,129	12/17/2001	7/8/2003	CONTINUOUS INK JET PRINTER
							WITH HEAT ACTUATED
							MICROVALVES FOR CONTROLLING
							THE DIRECTION OF DELIVERED INK

83839	Eastman Kodak Company	US	6901219	10/310,388	12/5/2002	5/31/2005	METHOD AND DEVICE FOR AUTOMATICALLY CALIBRATING A DIGITIZER

83846	Eastman Kodak Company	JP	4247014	2003-59574	3/6/2003	1/16/2009	A MONOCENTRIC
							AUTOSTEREOSCOPIC VIEWING
							APPARATUS USING RESONANT
							FIBER-OPTIC IMAGE GENERATION

83846	Eastman Kodak Company	US	6550918	10/101,291	3/19/2002	4/22/2003	A MONOCENTRIC
							AUTOSTEREOSCOPIC VIEWING
							APPARATUS USING RESONANT
							FIBER-OPTIC IMAGE GENERATION

83848	Eastman Kodak Company	US	7094460	10/154,894	5/24/2002	8/22/2006	IMAGING ELEMENT WITH IMPROVED SURFACE AND STIFFNESS

83855	Eastman Kodak Company	US	D470884	29/157,446	3/19/2002	2/25/2003	PRINTER WITH EXIT TRAY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83858	Eastman Kodak Company	US	6765603	10/027,994	12/20/2001	7/20/2004	METHOD OF FORMING FIDUCIAL
							MARKS ON A MICRO-SIZED ARTICLE

83862	Eastman Kodak Company	US		10/028,035	12/20/2001		LASER ARRAY AND METHOD OF
							MAKING SAME

83862	Eastman Kodak Company	US	6845120	10/420,244	4/22/2003	1/18/2005	LASER ARRAY AND METHOD OF
							MAKING SAME

83863	Eastman Kodak Company	US	6748145	10/027,748	12/20/2001	6/8/2004	FIBER OPTIC ARRAY AND METHOD
							OF MAKING SAME

83866	Eastman Kodak Company	US	6808269	10/050,309	1/16/2002	10/26/2004	PROJECTION APPARATUS USING
							SPATIAL LIGHT MODULATOR

83869	Eastman Kodak Company	DE	60305097.2	03076405.4	5/12/2003	5/10/2006	THERMAL YELLOW DONOR AND
							DYES

83869	Eastman Kodak Company	GB	1364806	03076405.4	5/12/2003	5/10/2006	THERMAL YELLOW DONOR AND
							DYES

83869	Eastman Kodak Company	US	7241719	10/152,859	5/22/2002	7/10/2007	THERMAL YELLOW DONOR AND
							DYES

83875	Eastman Kodak Company	DE	60323914.5	03077696.7	8/29/2003	10/8/2008	VIRTUAL ANNOTATION OF A
							RECORDING ON AN ARCHIVAL MEDIA

83875	Eastman Kodak Company	FR	1398731	03077696.7	8/29/2003	10/8/2008	VIRTUAL ANNOTATION OF A
							RECORDING ON AN ARCHIVAL MEDIA

83875	Eastman Kodak Company	GB	1398731	03077696.7	8/29/2003	10/8/2008	VIRTUAL ANNOTATION OF A
							RECORDING ON AN ARCHIVAL MEDIA

83878	Eastman Kodak Company	US	6695980	10/033,422	12/27/2001	2/24/2004	A COMPRESSED FLUID
							FORMULATION CONTAINING
							ELECTROLUMINESCENT MATERIAL

83879	Eastman Kodak Company	DE	602004019220.1	04781300.1	8/16/2004	1/21/2009	PATTERNING OF ELECTRICALLY CONDUCTIVE LAYERS BY INK PRINTING METHODS

83879	Eastman Kodak Company	US	7163734	10/648,420	8/26/2003	1/16/2007	PATTERNING OF ELECTRICALLY
							CONDUCTIVE LAYERS BY INK
							PRINTING METHODS

83886	Eastman Kodak Company	US	6742885	10/033,229	12/28/2001	6/1/2004	INK JET INK SET/RECEIVER
							COMBINATION

83886	Eastman Kodak Company	US	6908188	10/842,001	5/7/2004	6/21/2005	INK JET INK SET/RECEIVER
							COMBINATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83891	Eastman Kodak Company	US	6624385	10/027,016	12/21/2001	9/23/2003	METHOD FOR MARKING GEMSTONES WITH A UNIQUE MICRO DISCRETE INDICIA

83892	Eastman Kodak Company	DE	602004009201.0	04781896.8	8/23/2004	9/26/2007	PHOTOPATTERNING CONDUCTIVE ELECTRODE LAYERS WITH ELECTRICALLY-CONDUCTIVE POLYMER

83892	Eastman Kodak Company	JP	4842815	2006-524767	8/23/2004	10/14/2011	PHOTOPATTERNING CONDUCTIVE ELECTRODE LAYERS WITH ELECTRICALLY-CONDUCTIVE POLYMER

83892	Eastman Kodak Company	US	6893790	10/648,419	8/26/2003	5/17/2005	PHOTOPATTERNING OF CONDUCTIVE ELECTRODE LAYERS CONTAINING ELECTRICALLY-CONDUCTIVE POLYMER PARTICLES

83899	Eastman Kodak Company	US	6666553	10/034,285	12/28/2001	12/23/2003	A METHOD OF SELECTING INK JET INKS IN A COLOR SET

83900	Eastman Kodak Company	DE	60235950.3	02080407.6	12/19/2002	4/14/2010	A METHOD OF SELECTING INK JET INKS AND RECEIVER IN A COLOR SET AND RECEIVER COMBINATION

83900	Eastman Kodak Company	FR	1323792	02080407.6	12/19/2002	4/14/2010	A METHOD OF SELECTING INK JET INKS AND RECEIVER IN A COLOR SET AND RECEIVER COMBINATION

83900	Eastman Kodak Company	GB	1323792	02080407.6	12/19/2002	4/14/2010	A METHOD OF SELECTING INK JET INKS AND RECEIVER IN A COLOR SET AND RECEIVER COMBINATION

83900	Eastman Kodak Company	JP	4080865	2002-381268	12/27/2002	2/15/2008	A METHOD OF SELECTING INK JET INKS AND RECEIVER IN A COLOR SET AND RECEIVER COMBINATION

83900	Eastman Kodak Company	US	6644799	10/032,931	12/28/2001	11/11/2003	A METHOD OF SELECTING INK JET INKS AND RECEIVER IN A COLOR SET AND RECEIVER COMBINATION

83901	Eastman Kodak Company	US	6598967	10/034,281	12/28/2001	7/29/2003	MATERIALS FOR REDUCING INTER-COLOR GLOSS DIFFERENCE

83941	Eastman Kodak Company	US	6572220	10/152,194	5/21/2002	6/3/2003	BEAM MICRO-ACTUATOR WITH A TUNABLE OR STABLE AMPLITUDE PARTICULARLY SUITED FOR INK JET PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83942	Eastman Kodak Company	DE	60308743.4	03075998.9	4/4/2003	10/4/2006	DROP-ON-DEMAND LIQUID EMISSION USING INTERCONNECTED DUAL ELECTRODES AS EJECTION DEVICE

83942	Eastman Kodak Company	FR	1354706	03075998.9	4/4/2003	10/4/2006	DROP-ON-DEMAND LIQUID EMISSION USING INTERCONNECTED DUAL ELECTRODES AS EJECTION DEVICE

83942	Eastman Kodak Company	GB	1354706	03075998.9	4/4/2003	10/4/2006	DROP-ON-DEMAND LIQUID EMISSION USING INTERCONNECTED DUAL ELECTRODES AS EJECTION DEVICE

83942	Eastman Kodak Company	US	6527373	10/122,566	4/15/2002	3/4/2003	DROP-ON-DEMAND LIQUID EMISSION USING INTERCONNECTED DUAL ELECTRODES AS EJECTION DEVICE

83943	Eastman Kodak Company	CN	200480024387.9	200480024387.9	8/23/2004	8/5/2009	ELECTROGRAPHIC PATTERNING OF CONDUCTIVE ELECTRODE LAYERS

83943	Eastman Kodak Company	JP	4709150	2006-524783	8/23/2004	3/25/2011	ELECTROGRAPHIC PATTERNING OF CONDUCTIVE ELECTRODE LAYERS

83943	Eastman Kodak Company	KR		2006-7003898	8/23/2004		ELECTROGRAPHIC PATTERNING OF CONDUCTIVE ELECTRODE LAYERS

83943	Eastman Kodak Company	US	7033713	10/648,418	8/26/2003	4/25/2006	ELECTROGRAPHIC PATTERNING OF CONDUCTIVE ELECTRODE LAYERS CONTAINING ELECTRICALLY-CONDUCTIVE POLYMERIC MATERIALS

83947	Eastman Kodak Company	US	7494704	10/219,584	8/15/2002	2/24/2009	MATERIAL, ARTICLE AND METHOD OF PREPARING MATERIALS CONTAINING ORIENTED ANISOTROPIC PARTICLES

83950	Eastman Kodak Company	DE	60310640.4	03076419.5	5/12/2003	12/27/2006	MULTI-LAYER THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH AND METHOD OF OPERATING SAME

83950	Eastman Kodak Company	FR	1364792	03076419.5	5/12/2003	12/27/2006	MULTI-LAYER THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH AND METHOD OF OPERATING SAME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
83950	Eastman Kodak Company	GB	1364792	03076419.5	5/12/2003	12/27/2006	MULTI-LAYER THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH AND METHOD OF OPERATING SAME

83950	Eastman Kodak Company	US	6598960	10/154,634	5/23/2002	7/29/2003	MULTI-LAYER THERMAL ACTUATOR WITH OPTIMIZED HEATER LENGTH AND METHOD OF OPERATING SAME

83976	Eastman Kodak Company	US	6733961	10/328,493	12/23/2002	5/11/2004	HIGH CHLORIDE EMULSIONS WITH OPTIMIZED DIGITAL RECIPROCITY CHARACTERISTICS

83982	Eastman Kodak Company	US	6753051	10/208,220	7/30/2002	6/22/2004	INK RECORDING ELEMENT UTILIZING WRINKLED PARTICLES

83985	Eastman Kodak Company	US	6771504	10/327,826	12/23/2002	8/3/2004	THERMAL TRANSPORT ELEMENT FOR USE WITH A HEAT DISSIPATING ELECTRICAL ASSEMBLAGE

83995	Eastman Kodak Company	DE	60308566.0	03075215.8	1/23/2003	9/27/2006	ORGANIC VERTICAL CAVITY LASING DEVICES CONTAINING PERIODIC GAIN REGIONS

83995	Eastman Kodak Company	FR	1333549	03075215.8	1/23/2003	9/27/2006	ORGANIC VERTICAL CAVITY LASING DEVICES CONTAINING PERIODIC GAIN REGIONS

83995	Eastman Kodak Company	GB	1333549	03075215.8	1/23/2003	9/27/2006	ORGANIC VERTICAL CAVITY LASING DEVICES CONTAINING PERIODIC GAIN REGIONS

83995	Eastman Kodak Company	US	6674776	10/066,936	2/4/2002	1/6/2004	ORGANIC VERTICAL CAVITY LASING DEVICES CONTAINING PERIODIC GAIN REGIONS

83998	Eastman Kodak Company	DE	60304275.9	03075214.1	1/23/2003	3/29/2006	ORGANIC VERTICAL CAVITY PHASE-LOCKED LASER ARRAY DEVICE

83998	Eastman Kodak Company	US	6687274	10/066,829	2/4/2002	2/3/2004	ORGANIC VERTICAL CAVITY PHASE-LOCKED LASER ARRAY DEVICE

83998	Eastman Kodak Company	US	6996146	10/610,110	6/30/2003	2/7/2006	PROVIDING AN IMPROVED ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE

84003	Eastman Kodak Company	US	6683724	10/171,168	6/13/2002	1/27/2004	SOLID IMMERSION LENS ARRAY AND METHODS FOR PRODUCING SOLID IMMERSION LENS ARRAY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84003	Eastman Kodak Company	US	6831782	10/666,146	9/18/2003	12/14/2004	SOLID IMMERSION LENS ARRAY AND METHODS FOR PRODUCING SOLID IMMERSION LENS ARRAY

84006	Eastman Kodak Company	US	6874782	10/301,073	11/21/2002	4/5/2005	SORTER EXIT SENSOR

84014	Eastman Kodak Company	US	6686143	10/213,992	8/7/2002	2/3/2004	SILVER HALIDE PHOTOGRAPHIC ELEMENTS CONTAINING BIS AU(I) SENSITIZERS

84025	Eastman Kodak Company	US	6855666	10/100,333	3/18/2002	2/15/2005	TRANSFERABLE UV PROTECTIVE IMAGE OVERCOAT

84033	Eastman Kodak Company	US	6756457	10/196,102	7/16/2002	6/29/2004	NOVEL POLYMERIZATION PROCESS

84051	Eastman Kodak Company	US	6007190	08/365,833	12/29/1994	12/28/1999	INK SUPPLY SYSTEM FOR AN INK JET PRINTER HAVING LARGE VOLUME INK CONTAINERS

84052	Eastman Kodak Company	US	5801725	08/433,147	5/3/1995	9/1/1998	SLIDABLE WIPING AND CAPPING SERVICE STATION FOR INK JET PRINTER

84054	Eastman Kodak Company	US	5676475	08/573,226	12/15/1995	10/14/1997	SMART PRINT CARRIAGE INCORPORATING CIRCUITRY FOR PROCESSING DATA

84055	Eastman Kodak Company	US	6036380	09/025,973	2/19/1998	3/14/2000	PRINTER HAVING A PLASTIC PLATEN

84056	Eastman Kodak Company	US	6145968	09/036,103	3/6/1998	11/14/2000	SYSTEM AND METHOD FOR SUPPLYING INK TO A PRINTER

84059	Eastman Kodak Company	US	7150676	10/241,144	9/11/2002	12/19/2006	DUAL MOTION POLISHING TOOL

84061	Eastman Kodak Company	US	5938356	09/042,684	3/12/1998	8/17/1999	PINCH ROLLER FOR INKJET PRINTER

84063	Eastman Kodak Company	US	D412013	29/066,793	2/20/1997	7/13/1999	INK JET PRINTER

84064	Eastman Kodak Company	US	6227643	09/030,631	2/25/1998	5/8/2001	INTELLIGENT PRINTER COMPONENTS AND PRINTING SYSTEM

84064	Eastman Kodak Company	US	6375298	09/792,229	2/23/2001	4/23/2002	INTELLIGENT PRINTER COMPONENTS AND PRINTING SYSTEM

84065	Eastman Kodak Company	US	6302511	09/127,397	7/31/1998	10/16/2001	OPEN JET COMPENSATION DURING MULTI-PASS PRINTING

84065	Eastman Kodak Company	US	6398342	09/929,196	8/13/2001	6/4/2002	OPEN JET COMPENSATION DURING MULTI-PASS PRINTING

84068	Eastman Kodak Company	US	6001137	09/041,476	3/11/1998	12/14/1999	INK JET PRINTED TEXTILES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84071	Eastman Kodak Company	TW	I278393	091137300	12/25/2002	4/11/2007	MULTILAYER WITH SPACERS, TOUCH SCREEN AND METHOD

84071	Eastman Kodak Company	US	6933064	10/077,393	2/15/2002	8/23/2005	MULTILAYER WITH SPACERS, TOUCH SCREEN AND METHOD

84072	Eastman Kodak Company	US	7273899	10/254,352	9/25/2002	9/25/2007	MATERIALS AND METHOD FOR
							MAKING SPLAYED LAYERED
							MATERIALS

84073	Eastman Kodak Company	US	6812997	10/301,402	11/21/2002	11/2/2004	PRINTING APPARATUS HAVING A
							MEDIA DEFECT DETECTION SYSTEM

84081	Eastman Kodak Company	US	6737486	10/195,971	7/16/2002	5/18/2004	NOVEL POLYMERIZATION PROCESS

84090	Eastman Kodak Company	US	6199969	09/127,398	7/31/1998	3/13/2001	METHOD AND SYSTEM FOR DETECTING NONFUNCTIONAL ELEMENTS IN AN INK JET PRINTER

84092	Eastman Kodak Company	US	6744456	10/242,262	9/12/2002	6/1/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

84102	Eastman Kodak Company	US	6863382	10/360,942	2/6/2003	3/8/2005	LIQUID EMISSION DEVICE HAVING MEMBRANE WITH INDIVIDUALLY DEFORMABLE PORTIONS, AND METHODS OF OPERATING AND MANUFACTURING SAME

84109	Eastman Kodak Company	US	6444964	09/580,512	5/25/2000	9/3/2002	MICROWAVE APPLICATOR FOR DRYING SHEET MATERIAL

84111	Eastman Kodak Company	US	6425663	09/580,511	5/25/2000	7/30/2002	MICROWAVE ENERGY INK DRYING SYSTEM

84113-2	Eastman Kodak Company	US	6890690	10/389,349	3/14/2003	5/10/2005	PHOTOGRAPHIC ARTICLE

84114	Eastman Kodak Company	US	6846579	10/077,419	2/15/2002	1/25/2005	MULTILAYER WITH RADIATION ABSORBER AND TOUCH SCREEN

84115	Eastman Kodak Company	US	6924006	10/286,031	11/1/2002	8/2/2005	LIP PREPARATION APPARATUS AND METHOD FOR IMPROVING THE UNIFORMITY OF A LIQUID CURTAIN IN A CURTAIN COATING SYSTEM

84127	Eastman Kodak Company	DE	60333417.2	03076416.1	5/12/2003	7/21/2010	HALFTONE DOT-GROWTH TECHNIQUE USING A DOT EDGE-DETECTION SCHEME

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84127	Eastman Kodak Company	FR	1365574	03076416.1	5/12/2003	7/21/2010	HALFTONE DOT-GROWTH TECHNIQUE USING A DOT EDGE-DETECTION SCHEME

84127	Eastman Kodak Company	GB	1365574	03076416.1	5/12/2003	7/21/2010	HALFTONE DOT-GROWTH TECHNIQUE USING A DOT EDGE-DETECTION SCHEME

84127	Eastman Kodak Company	JP	4386674	2003-147976	5/26/2003	10/9/2009	HALFTONE DOT-GROWTH TECHNIQUE USING A DOT EDGE-DETECTION SCHEME

84127	Eastman Kodak Company	US	7116447	10/154,546	5/24/2002	10/3/2006	HALFTONE DOT-GROWTH TECHNIQUE USING A DOT EDGE-DETECTION SCHEME

84128	Eastman Kodak Company	US	6601760	10/064,097	6/11/2002	8/5/2003	A SYSTEM AND METHOD FOR DELIVERING PHOTOGRAPHIC-BASED PRODUCTS TO A CUSTOMER

84131	Eastman Kodak Company	US	6702209	10/138,908	5/3/2002	3/9/2004	ELECTROSTATIC FLUID EJECTOR
							WITH DYNAMIC VALVE CONTROL

84133	Eastman Kodak Company	US	6375299	09/184,466	11/2/1998	4/23/2002	FAULTY INK EJECTOR DETECTION IN
							AN INK JET PRINTER

84134	Eastman Kodak Company	US	6474776	09/262,697	3/4/1999	11/5/2002	INK JET CARTRIDGE WITH TWO JET
							PLATES

84136-2	Eastman Kodak Company	US	6513905	09/728,719	12/1/2000	2/4/2003	NOZZLE CROSS TALK REDUCTION IN AN INK JET PRINTER

84138	Eastman Kodak Company	US	6749982	10/259,355	9/27/2002	6/15/2004	IMAGING MEMBER WITH POLYESTER BASE

84144-2	Eastman Kodak Company	US	6491361	09/711,174	11/9/2000	12/10/2002	DIGITAL MEDIA CUTTER

84152-2	Eastman Kodak Company	US	6530645	09/745,201	12/20/2000	3/11/2003	PRINT MASKS FOR HIGH SPEED INK JET PRINTING

84156	Eastman Kodak Company	US	6508550	09/579,856	5/25/2000	1/21/2003	MICROWAVE ENERGY INK DRYING METHOD

84157	Eastman Kodak Company	US	6637864	10/044,305	1/11/2002	10/28/2003	INK SUPPLY SYSTEM FOR AN INK JET PRINTER

84158	Eastman Kodak Company	DE	60224022.0	02723732.0	4/2/2002	12/12/2007	INK LEVEL AND NEGATIVE PRESSURE CONTROL IN AN INK JET PRINTER

84158	Eastman Kodak Company	FR	1379390	02723732.0	4/2/2002	12/12/2007	INK LEVEL AND NEGATIVE PRESSURE CONTROL IN AN INK JET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84158	Eastman Kodak Company	GB	1379390	02723732.0	4/2/2002	12/12/2007	INK LEVEL AND NEGATIVE PRESSURE CONTROL IN AN INK JET PRINTER

84158	Eastman Kodak Company	US	6908179	10/113,700	4/1/2002	6/21/2005	INK LEVEL AND NEGATIVE PRESSURE CONTROL IN AN INK JET PRINTER

84158	Eastman Kodak Company	US	7393071	11/091,994	3/29/2005	7/1/2008	INK LEVEL AND NEGATIVE PRESSURE CONTROL IN AN INK JET PRINTER

84163	Eastman Kodak Company	US	6672697	10/008,790	11/8/2001	1/6/2004	COMPENSATION METHOD FOR OVERLAPPING PRINT HEADS OF AN INK JET PRINTER

84164	Eastman Kodak Company	US	6688739	09/858,329	5/15/2001	2/10/2004	IMAGE ACQUISITION DEVICE WITH INTEGRAL INK JET PRINTING

84166	Eastman Kodak Company	US	6655776	09/858,331	5/15/2001	12/2/2003	MEDIA PACK FOR COMBINATION IMAGE ACQUISTION AND PRINTING DEVICE

84168	Eastman Kodak Company	US	6866359	10/042,946	1/8/2002	3/15/2005	INK JET PRINTHEAD QUALITY MANAGEMENT SYSTEM AND METHOD

84173	Eastman Kodak Company	JP	4210554	2003-146215	5/23/2003	10/31/2008	IMAGING APPARATUS FOR INCREASED COLOR GAMUT USING DUAL SPATIAL LIGHT MODULATORS

84173	Eastman Kodak Company	US	6736514	10/177,513	6/21/2002	5/18/2004	IMAGING APPARATUS FOR INCREASED COLOR GAMUT USING DUAL SPATIAL LIGHT MODULATORS

84174	Eastman Kodak Company	US	6769772	10/269,314	10/11/2002	8/3/2004	SIX COLOR DISPLAY APPARATUS HAVING INCREASED COLOR GAMUT

84174	Eastman Kodak Company	US	6863402	10/840,633	5/6/2004	3/8/2005	AN APPARATUS FOR DISPLAYING A COLOR IMAGE FROM DIGITAL DATA

84174	Eastman Kodak Company	US	6857748	10/840,682	5/6/2004	2/22/2005	AN APPARATUS FOR DISPLAYING A COLOR IMAGE FROM DIGITAL DATA

84175	Eastman Kodak Company	EP		03076080.5	4/14/2003		PROJECTION APPARATUS USING SPATIAL LIGHT MODULATOR WITH RELAY LENS AND DICHROIC COMBINER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84175	Eastman Kodak Company	US	6676260	10/131,871	4/25/2002	1/13/2004	PROJECTION APPARATUS USING SPATIAL LIGHT MODULATOR WITH RELAY LENS AND DICHROIC COMBINER

84180	Eastman Kodak Company	US	7136191	10/178,099	6/24/2002	11/14/2006	A METHOD FOR INSPECTING PRINTS

84190	Eastman Kodak Company	DE	60305394.7	03077591.0	8/18/2003	5/24/2006	INK JET INK COMPOSITION AND PRINTING PROCESS

84190	Eastman Kodak Company	FR	1394227	03077591.0	8/18/2003	5/24/2006	INK JET INK COMPOSITION AND PRINTING PROCESS

84190	Eastman Kodak Company	GB	1394227	03077591.0	8/18/2003	5/24/2006	INK JET INK COMPOSITION AND PRINTING PROCESS

84190	Eastman Kodak Company	US	6712891	10/232,035	8/30/2002	3/30/2004	INK JET INK COMPOSITION

84191	Eastman Kodak Company	DE	60312601.4	03076864.2	6/16/2003	3/21/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

84191	Eastman Kodak Company	US	7122231	10/180,752	6/26/2002	10/17/2006	INK JET RECORDING ELEMENT

84192	Eastman Kodak Company	US	6958365	10/436,740	5/13/2003	10/25/2005	A MANUFACTURING PROCESS FOR OPEN CELLED MICROCELULAR FOAM

84196	Eastman Kodak Company	DE	60303337.7	03077365.9	7/29/2003	1/25/2006	THERMAL DYE TRANSFER PRINT BEARING PATTERNED OVERLAYER AND PROCESS FOR MAKING SAME

84196	Eastman Kodak Company	DE	60301770.3	03077635.5	7/29/2003	10/5/2005	IMPROVED LABEL AND METHOD OF MAKING

84196	Eastman Kodak Company	GB	1388429	03077365.9	7/29/2003	1/25/2006	THERMAL DYE TRANSFER PRINT BEARING PATTERNED OVERLAYER AND PROCESS FOR MAKING SAME

84196	Eastman Kodak Company	GB	1388428	03077635.5	7/29/2003	10/5/2005	IMPROVED LABEL AND METHOD OF MAKING

84196	Eastman Kodak Company	US	6759369	10/213,991	8/7/2002	7/6/2004	THERMAL DYE TRANSFER PRINT BEARING PATTERNED OVERLAYER AND PROCESS FOR MAKING SAME

84196	Eastman Kodak Company	US	6790477	10/310,519	12/5/2002	9/14/2004	LABEL AND METHOD OF MAKING

84196	Eastman Kodak Company	US	7661599	10/762,169	1/21/2004	2/16/2010	IMPROVED LABEL AND METHOD OF MAKING

84199	Eastman Kodak Company	US	6902076	10/080,118	2/21/2002	6/7/2005	A BOTTLE AND BOTTLE CLOSURE ASSEMBLY

84206	Eastman Kodak Company	US	6835693	10/292,853	11/12/2002	12/28/2004	COMPOSITE POSITIONING IMAGING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84226	Eastman Kodak Company	US	7435765	10/313,368	12/6/2002	10/14/2008	ADDITIVE FOR INK JET INK

84227	Eastman Kodak Company	EP		03077475.6	8/7/2003		HALFTONE DOT-GROWTH TECHNIQUE BASED ON MORPHOLOGICAL FILTERING

84227	Eastman Kodak Company	JP	4160461	2003-199299	7/18/2003	7/25/2008	HALFTONE DOT-GROWTH TECHNIQUE BASED ON MORPHOLOGICAL FILTERING

84227	Eastman Kodak Company	US	7365881	10/223,228	8/19/2002	4/29/2008	HALFTONE DOT-GROWTH TECHNIQUE BASED ON MORPHOLOGICAL FILTERING

84230	Eastman Kodak Company	DE	60338391.2	03764977.9	7/14/2003	9/14/2011	INKJET RECORDING ELEMENT

84230	Eastman Kodak Company	JP	4584711	2004-522446	7/14/2003	9/10/2010	INKJET RECORDING ELEMENT

84231	Eastman Kodak Company	DE	60338392.0	03764978.7	7/14/2003	9/14/2011	INKJET RECORDING ELEMENT

84231	Eastman Kodak Company	FR	0209084	0209084	7/18/2002	10/1/2004	MATERIAL INTENDED FOR FORMING IMAGES BY INKJET PRINTING MATERIAU DESTINE A LA FORMATION D’IMAGES PAR IMPRESSION PAR JET D’ENCRE

84231	Eastman Kodak Company	FR	1528985	03764978.7	7/14/2003	9/14/2011	INKJET RECORDING ELEMENT

84231	Eastman Kodak Company	GB	1528985	03764978.7	7/14/2003	9/14/2011	INKJET RECORDING ELEMENT

84231	Eastman Kodak Company	JP	4339787	2004-522447	7/14/2003	7/10/2009	INKJET RECORDING ELEMENT

84231	Eastman Kodak Company	US	8124220	10/521,898	7/14/2003	2/28/2012	INKJET RECORDING ELEMENT

84232	Eastman Kodak Company	JP	4970940	2006-524765	8/23/2004	4/13/2012	PATTERNING AN ELECTROCONDUCTIVE LAYER ON A SUPPORT

84232	Eastman Kodak Company	TW	I360721	093122188	7/23/2004	3/21/2012	METHOD OF PATTERNING AN ELECTROCONDUCTIVE LAYER ON A SUPPORT

84232	Eastman Kodak Company	US	6872500	10/648,421	8/26/2003	3/29/2005	METHOD OF PATTERNING AN ELECTROCONDUCTIVE LAYER ON A SUPPORT

84254	Eastman Kodak Company	US	6758565	10/392,685	3/20/2003	7/6/2004	PROJECTION APPARATUS USING TELECENTRIC OPTICS

84254	Eastman Kodak Company	US	6877859	10/812,519	3/30/2004	4/12/2005	PROJECTION APPARATUS USING TELECENTRIC OPTICS

84265	Eastman Kodak Company	US	7066992	10/732,093	12/10/2003	6/27/2006	SOLUBILIZED YELLOW DYES FOR INKS WITH IMPROVED OZONE AND LIGHT STABILITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84266	Eastman Kodak Company	DE	60317434.5	03077980.5	9/22/2003	11/14/2007	INK JET INK COMPOSITION AND PRINTING METHOD

84266	Eastman Kodak Company	FR	1405884	03077980.5	9/22/2003	11/14/2007	INK JET INK COMPOSITION AND PRINTING METHOD

84266	Eastman Kodak Company	GB	1405884	03077980.5	9/22/2003	11/14/2007	INK JET INK COMPOSITION AND PRINTING METHOD

84266	Eastman Kodak Company	US	7317042	10/264,740	10/4/2002	1/8/2008	INK JET INK COMPOSITION AND PRINTING METHOD

84292	Eastman Kodak Company	US	6825150	10/374,639	2/26/2003	11/30/2004	THERMAL DYE-TRANSFER RECEIVING ELEMENT WITH MICROVOIDED SUBSTRATE AND METHOD OF MAKING THE SAME

84300	Eastman Kodak Company	US	7445736	10/328,547	12/23/2002	11/4/2008	EMBOSSED INDICIA ON FOAM CORE IMAGING MEDIA

84314	Eastman Kodak Company	DE	60303875.1	03076415.3	5/12/2003	3/8/2006	DROP-ON-DEMAND LIQUID EMISSION USING ASYMMETRICAL ELECTROSTATIC DEVICE

84314	Eastman Kodak Company	FR	1375152	03076415.3	5/12/2003	3/8/2006	DROP-ON-DEMAND LIQUID EMISSION USING ASYMMETRICAL ELECTROSTATIC DEVICE

84314	Eastman Kodak Company	GB	1375152	03076415.3	5/12/2003	3/8/2006	DROP-ON-DEMAND LIQUID EMISSION USING ASYMMETRICAL ELECTROSTATIC DEVICE

84314	Eastman Kodak Company	JP	4480956	2003-143696	5/21/2003	3/26/2010	DROP-ON-DEMAND LIQUID EMISSION USING ASYMMETRICAL ELECTROSTATIC DEVICE

84314	Eastman Kodak Company	US	6626520	10/153,990	5/23/2002	9/30/2003	DROP-ON-DEMAND LIQUID EMISSION USING ASYMMETRICAL ELECTROSTATIC DEVICE

84315	Eastman Kodak Company	DE	60314564.7	03076404.7	5/12/2003	6/27/2007	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

84315	Eastman Kodak Company	FR	1364791	03076404.7	5/12/2003	6/27/2007	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

84315	Eastman Kodak Company	GB	1364791	03076404.7	5/12/2003	6/27/2007	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84315	Eastman Kodak Company	JP	4430337	2003-143502	5/21/2003	12/25/2009	DROP-ON-DEMAND LIQUID EMISSION USING ASYMMETRICAL ELECTROSTATIC DEVICE

84315	Eastman Kodak Company	US	6715704	10/155,306	5/23/2002	4/6/2004	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

84316	Eastman Kodak Company	US	7152964	10/817,384	4/2/2004	12/26/2006	VERY HIGH SPEED PRINTING USING SELECTIVE DEFLECTION DROPLET SEPARATION

84317	Eastman Kodak Company	US	D474805	29/160,474	5/10/2002	5/20/2003	PRINTER

84337	Eastman Kodak Company	JP	4303029	2003-127931	5/6/2003	5/1/2009	REPLACABLE INK JET SUPPLY WITH ANTI-SIPHON BACK PRESSURE

84337	Eastman Kodak Company	US	6877846	10/138,883	5/3/2002	4/12/2005	REPLACEABLE INK JET INK SUPPLY WITH ANTI-SIPHON BACK PRESSURE CONTROL

84338	Eastman Kodak Company	DE	60310322.7	03077562.1	8/15/2003	12/13/2006	INK JET PRINTING PROCESS

84338	Eastman Kodak Company	FR	1393924	03077562.1	8/15/2003	12/13/2006	INK JET PRINTING PROCESS

84338	Eastman Kodak Company	GB	1393924	03077562.1	8/15/2003	12/13/2006	INK JET PRINTING PROCESS

84338	Eastman Kodak Company	US	6854840	10/228,689	8/27/2002	2/15/2005	INK JET PRINTING PROCESS

84344	Eastman Kodak Company	US	6908239	10/370,787	2/20/2003	6/21/2005	ARCUATE PRINT PATH TO AVOID CURL IN THERMAL PRINTING

84346	Eastman Kodak Company	US	6870651	10/449,347	5/30/2003	3/22/2005	APPARATUS AND METHOD FOR GENERATING A DYNAMIC IMAGE

84366	Eastman Kodak Company	US	7125611	10/376,188	2/26/2003	10/24/2006	NOVEL POLYESTER COMPOSITIONS USEFUL FOR IMAGE-RECEIVING LAYERS

84371-1	Eastman Kodak Company	US	7170557	10/393,834	3/21/2003	1/30/2007	MODULAR DIGITAL IMAGING SYSTEM

84371-2	Eastman Kodak Company	US	7259793	10/394,862	3/21/2003	8/21/2007	DISPLAY MODULE FOR SUPPORTING A DIGITAL IMAGE DISPLAY DEVICE

84381	Eastman Kodak Company	US	6746108	10/298,768	11/18/2002	6/8/2004	METHOD AND APPARATUS FOR PRINTING INK DROPLETS THAT STRIKE PRINT MEDIA SUBSTANTIALLY PERPENDICULARLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84386	Eastman Kodak Company	DE	60307187.2	03076863.4	6/16/2003	8/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

84386	Eastman Kodak Company	JP	4261256	2003-179463	6/24/2003	2/20/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

84386	Eastman Kodak Company	US	7138162	10/180,182	6/26/2002	11/21/2006	INK JET RECORDING ELEMENT

84398	Eastman Kodak Company	US	7097888	10/736,392	12/15/2003	8/29/2006	AN ALIGNED LIQUID CRYSTAL LAYER CONTAINING AZOLIUM SALTS AND PROCESS FOR INCREASING THE TILT

84417	Eastman Kodak Company	TW	I291579	092126474	9/25/2003	12/21/2007	OPTICAL FILM FOR DISPLAY DEVICES

84417	Eastman Kodak Company	US	7252864	10/292,353	11/12/2002	8/7/2007	OPTICAL FILM FOR DISPLAY DEVICES

84448	Eastman Kodak Company	DE	60315392.5	03077894.8	9/15/2003	8/8/2007	INKJET INK COMPOSITION AND INK/RECEIVER COMBINATION

84448	Eastman Kodak Company	FR	1403342	03077894.8	9/15/2003	8/8/2007	INKJET INK COMPOSITION AND INK/RECEIVER COMBINATION

84448	Eastman Kodak Company	GB	1403342	03077894.8	9/15/2003	8/8/2007	INKJET INK COMPOSITION AND INK/RECEIVER COMBINATION

84448	Eastman Kodak Company	US	7381755	10/256,989	9/27/2002	6/3/2008	INKJET INK COMPOSITION AND INK/RECEIVER COMBINATION

84449	Eastman Kodak Company	DE	60302623.0	03077898.9	9/15/2003	12/7/2005	AN AQUEOUS INKJET INK AND RECEIVER COMBINATION

84449	Eastman Kodak Company	FR	1403343	03077898.9	9/15/2003	12/7/2005	AN AQUEOUS INKJET INK AND RECEIVER COMBINATION

84449	Eastman Kodak Company	GB	1403343	03077898.9	9/15/2003	12/7/2005	AN AQUEOUS INKJET INK AND RECEIVER COMBINATION

84449	Eastman Kodak Company	US	6848777	10/256,519	9/27/2002	2/1/2005	AN AQUEOUS INKJET INK AND RECEIVER COMBINATION

84451	Eastman Kodak Company	DE	60309412.0	03077941.7	9/18/2003	11/2/2006	A METHOD FOR DETERMINING SKEW ANGLE AND LOCATION OF A DOCUMENT IN AN OVER-SCANNED IMAGE

84451	Eastman Kodak Company	FR	1408681	03077941.7	9/18/2003	11/2/2006	A METHOD FOR DETERMINING SKEW ANGLE AND LOCATION OF A DOCUMENT IN AN OVER-SCANNED IMAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84451	Eastman Kodak Company	GB	1408681	03077941.7	9/18/2003	11/2/2006	A METHOD FOR DETERMINING SKEW ANGLE AND LOCATION OF A DOCUMENT IN AN OVER-SCANNED IMAGE

84451	Eastman Kodak Company	JP	4095947	2003-343239	10/1/2003	3/14/2008	A METHOD FOR DETERMINING SKEW ANGLE AND LOCATION OF A DOCUMENT IN AN OVER-SCANNED IMAGE

84451	Eastman Kodak Company	US	7027666	10/262,049	10/1/2002	4/11/2006	A METHOD FOR DETERMINING SKEW ANGLE AND LOCATION OF A DOCUMENT IN AN OVER-SCANNED IMAGE

84453	Eastman Kodak Company	US	7164434	10/269,305	10/11/2002	1/16/2007	LCD BASED IMAGING APPARATUS FOR PRINTING MULTIPLE FORMATS

84457	Eastman Kodak Company	US	6676292	10/151,739	5/20/2002	1/13/2004	A PACKAGING ENCLOSURE FOR CONTAINING AN ARTICLE OF MANUFACTURE

84458	Eastman Kodak Company	CN	200410004809. 8	200410004809.8	2/6/2004	10/14/2009	A METHOD FOR DETERMINING AN OPTIMUM GAIN RESPONSE IN A SPATIAL FREQUENCY RESPONSE CORRECTION FOR A PROJECTION SYSTEM

84458	Eastman Kodak Company	US	7224849	10/360,030	2/7/2003	5/29/2007	A METHOD FOR DETERMINING AN OPTIMUM GAIN RESPONSE IN A SPATIAL FREQUENCY RESPONSE CORRECTION FOR A PROJECTION SYSTEM

84460	Eastman Kodak Company	US	6843875	10/230,825	8/29/2002	1/18/2005	DENSITY CONTROL THROUGH LAMINATION

84484	Eastman Kodak Company	US	6830701	10/191,506	7/9/2002	12/14/2004	METHOD FOR FABRICATING MICROELECTROMECHANICAL STRUCTURES FOR LIQUID EMISSION DEVICES

84490	Eastman Kodak Company	DE	60313398.3	03076859.2	6/16/2003	4/25/2007	INK JET RECORDING ELEMENT AND PRINTING METHOD

84490	Eastman Kodak Company	JP	4387703	2003-181043	6/25/2003	10/9/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

84490	Eastman Kodak Company	US	6991835	10/180,395	6/26/2002	1/31/2006	INK JET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84495	Eastman Kodak Company	US	D475386	29/163,911	7/15/2002	6/3/2003	FLASH CAMERA

84499	Eastman Kodak Company	US	7083752	10/190,181	7/3/2002	8/1/2006	CELLULOSE ACETATE FILMS PREPARED BY COATING METHODS

84499	Eastman Kodak Company	US	7393579	11/405,068	4/17/2006	7/1/2008	CELLULOSE ACETATE FILM PREPARED BY COATING METHODS

84514	Eastman Kodak Company	US	7048823	10/190,389	7/3/2002	5/23/2006	ACRYLIC FILMS PREPARED BY COATING METHODS

84519	Eastman Kodak Company	US	7686987	11/099,053	4/5/2005	3/30/2010	POLYCARBONATE FILMS PREPARED BY COATING METHODS

84520	Eastman Kodak Company	US	7012746	10/190,061	7/3/2002	3/14/2006	POLYVINYL BUTYRAL FILMS PREPARED BY COATING METHODS

84522	Eastman Kodak Company	US	7031494	10/178,257	6/24/2002	4/18/2006	A METHOD FOR SECURELY TRANSACTING A TRANSACTION BASED ON A TRANSACTION DOCUMENT

84525	Eastman Kodak Company	DE	60336194.3	03077289.1	7/21/2003	3/2/2011	INK JET RECORDING ELEMENT

84525	Eastman Kodak Company	FR	1386751	03077289.1	7/21/2003	3/2/2011	INK JET RECORDING ELEMENT

84525	Eastman Kodak Company	GB	1386751	03077289.1	7/21/2003	3/2/2011	INK JET RECORDING ELEMENT

84525	Eastman Kodak Company	JP	4991793	2009-137650	6/8/2009	5/11/2012	INK JET RECORDING ELEMENT AND PRINTING METHOD

84526	Eastman Kodak Company	DE	60309405.8	03077944.1	9/18/2003	11/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

84526	Eastman Kodak Company	FR	1403090	03077944.1	9/18/2003	11/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

84526	Eastman Kodak Company	GB	1403090	03077944.1	9/18/2003	11/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

84526	Eastman Kodak Company	JP	4279642	2003-340792	9/30/2003	3/19/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

84526	Eastman Kodak Company	US	6815018	10/260,665	9/30/2002	11/9/2004	INK JET RECORDING ELEMENT

84528	Eastman Kodak Company	US	6721082	10/271,099	10/15/2002	4/13/2004	ELECTROTHERMAL DIFFRACTION GRATING

84529	Eastman Kodak Company	US	6680165	10/279,892	10/24/2002	1/20/2004	CYAN COUPLER DISPERSION WITH INCREASED ACTIVITY

84533	Eastman Kodak Company	US	6692094	10/201,506	7/23/2002	2/17/2004	APPARATUS AND METHOD OF MATERIAL DEPOSITION USING COMPRESSED FLUIDS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84535	Eastman Kodak Company	DE	60304519.7	03077440.0	8/4/2003	4/12/2006	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	DE	60338487.0	05010935.4	5/20/2005	9/21/2011	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	FR	1389527	03077440.0	8/4/2003	4/12/2006	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	FR	1566272	05010935.4	5/20/2005	9/21/2011	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	GB	1389527	03077440.0	8/4/2003	4/12/2006	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	GB	1566272	05010935.4	5/20/2005	9/21/2011	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	JP	4368154	2003-198012	7/16/2003	9/4/2009	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	US	6685303	10/218,788	8/14/2002	2/3/2004	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84535	Eastman Kodak Company	US	6886920	10/693,162	10/24/2003	5/3/2005	THERMAL ACTUATOR WITH REDUCED TEMPERATURE EXTREME AND METHOD OF OPERATING SAME

84551	Eastman Kodak Company	DE	60318677.7	03078885.5	12/8/2003	1/16/2008	ELECTROSTATICALLY ACTUATED DROP EJECTOR

84551	Eastman Kodak Company	FR	1431036	03078885.5	12/8/2003	1/16/2008	ELECTROSTATICALLY ACTUATED DROP EJECTOR

84551	Eastman Kodak Company	GB	1431036	03078885.5	12/8/2003	1/16/2008	ELECTROSTATICALLY ACTUATED DROP EJECTOR

84551	Eastman Kodak Company	US	6874867	10/325,205	12/18/2002	4/5/2005	ELECTROSTATICALLY ACTUATED DROP EJECTOR

84553	Eastman Kodak Company	US	6770211	10/232,077	8/30/2002	8/3/2004	FABRICATION OF LIQUID EMISSION DEVICE WITH ASYMMETRICAL ELECTROSTATIC MANDREL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84564	Eastman Kodak Company	US	6936334	10/165,064	6/7/2002	8/30/2005	STEGANOGRAPHICALLY ENCODED MEDIA OBJECT HAVING AN INVISIBLE COLORANT

84566	Eastman Kodak Company	DE	60333331.1	03077695.9	8/29/2003	7/14/2010	METHOD AND SYSTEM FOR ESTABLISHING A COMMUNICATION NETWORK

84566	Eastman Kodak Company	GB	1398982	03077695.9	8/29/2003	7/14/2010	METHOD AND SYSTEM FOR ESTABLISHING A COMMUNICATION NETWORK

84566	Eastman Kodak Company	JP	4431343	2003-313793	9/5/2003	12/25/2009	COMMUNICATION NETWORK SYSTEM

84566	Eastman Kodak Company	US	7027836	10/238,134	9/10/2002	4/11/2006	METHOD AND SYSTEM FOR ESTABLISHING A COMMUNICATION NETWORK

84568	Eastman Kodak Company	DE	60331215.2	03079078.6	12/15/2003	2/10/2010	THERMO-MECHANICAL ACTUATOR DROP-ON-DEMAND APPARATUS AND METHOD WITH MULTIPLE DROP VOLUMES

84568	Eastman Kodak Company	FR	1433610	03079078.6	12/15/2003	2/10/2010	THERMO-MECHANICAL ACTUATOR DROP-ON-DEMAND APPARATUS AND METHOD WITH MULTIPLE DROP VOLUMES

84568	Eastman Kodak Company	GB	1433610	03079078.6	12/15/2003	2/10/2010	THERMO-MECHANICAL ACTUATOR DROP-ON-DEMAND APPARATUS AND METHOD WITH MULTIPLE DROP VOLUMES

84568	Eastman Kodak Company	JP	4355204	2003-433687	12/26/2003	8/7/2009	APPARATUS IN DROP-ON-DEMAND METHOD FOR DISCHARGING DIFFERENT AMOUNT OF DROPLETS USING THERMOMECHANICAL ACTUATOR, AND METHOD FOR OPERATING THE APPARATUS

84568	Eastman Kodak Company	US	6896346	10/329,566	12/26/2002	5/24/2005	THERMO-MECHANICAL ACTUATOR DROP-ON-DEMAND APPARATUS AND METHOD WITH MULTIPLE DROP VOLUMES

84569	Eastman Kodak Company	DE	60304277.5	03076414.6	5/12/2003	3/29/2006	ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84569	Eastman Kodak Company	FR	1365490	03076414.6	5/12/2003	3/29/2006	ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE

84569	Eastman Kodak Company	GB	1365490	03076414.6	5/12/2003	3/29/2006	ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE

84569	Eastman Kodak Company	JP	4175950	2003-143682	5/21/2003	8/29/2008	ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE

84569	Eastman Kodak Company	US	6728278	10/154,372	5/23/2002	4/27/2004	ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE

84573	Eastman Kodak Company	US	7020328	10/235,015	9/4/2002	3/28/2006	ELECTRONIC COLOR DROPOUT UTILIZING SPATIAL CONTEXT TO ENHANCE ACCURACY

84585	Eastman Kodak Company	US	7264856	11/084,986	3/21/2005	9/4/2007	FUSIBLE INKJET RECORDING ELEMENT AND PRINTING METHOD

84592	Eastman Kodak Company	US	6923532	10/371,021	2/20/2003	8/2/2005	EFFICIENT YELLOW THERMAL IMAGING RIBBON

84594	Eastman Kodak Company	EP		03015858.8	7/11/2003		A METHOD OF MAKING A MATERIAL

84594	Eastman Kodak Company	US	7211294	10/629,392	7/29/2003	5/1/2007	A METHOD OF MAKING A MATERIAL

84595	Eastman Kodak Company	US	7790250	10/631,236	7/31/2003	9/7/2010	INKJET RECORDING MEDIUM

84600	Eastman Kodak Company	US	6683723	10/171,120	6/13/2002	1/27/2004	SOLID IMMERSION LENS ARRAY AND METHODS FOR PRODUCING AND USING SOLID IMMERSION LENS ARRAY WITH FIDUCIAL MARKS

84608	Eastman Kodak Company	DE	60336368.7	03077551.4	8/14/2003	3/16/2011	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

84608	Eastman Kodak Company	FR	1393909	03077551.4	8/14/2003	3/16/2011	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

84608	Eastman Kodak Company	GB	1393909	03077551.4	8/14/2003	3/16/2011	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

84608	Eastman Kodak Company	US	6655787	10/228,623	8/26/2002	12/2/2003	DROP-ON-DEMAND LIQUID EMISSION USING SYMMETRICAL ELECTROSTATIC DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84609	Eastman Kodak Company	US	7025348	10/303,263	11/25/2002	4/11/2006	A METHOD AND APPARATUS FOR DETECTION OF MULTIPLE DOCUMENTS IN A DOCUMENT SCANNER USING MULTIPLE ULTRASONIC SENSORS

84629	Eastman Kodak Company	JP	4377629	2003-280645	7/28/2003	9/18/2009	A MONOCENTRIC AUTOSTEREOSCOPIC OPTICAL DISPLAY HAVING AN EXPANDED COLOR GAMUT

84629	Eastman Kodak Company	US	6779892	10/205,723	7/26/2002	8/24/2004	A MONOCENTRIC AUTOSTEREOSCOPIC OPTICAL DISPLAY HAVING AN EXPANDED COLOR GAMUT

84638	Eastman Kodak Company	US	7104778	10/801,354	3/16/2004	9/12/2006	INTERNAL DIE DECKLE WITH FLOW CONTROL

84668	Eastman Kodak Company	US	6925414	10/388,787	3/14/2003	8/2/2005	AN APPRATUS AND METHOD OF MEARSUING FEATURES OF AN ARTICLE

84669	Eastman Kodak Company	US	6692116	10/163,540	6/6/2002	2/17/2004	REPLACEABLE INK JET PRINT HEAD CARTRIDGE ASSEMBLY WITH REDUCED INTERNAL PRESSURE FOR SHIPPING

84671	Eastman Kodak Company	US	6715869	10/299,405	11/19/2002	4/6/2004	INK SET FOR INK JET PRINTING

84673	Eastman Kodak Company	DE	60310511.4	03078512.5	11/7/2003	12/20/2006	COMBINATION INK SET/IMAGE-RECORDING ELEMENT AND COMPOSITION FOR INK JET PRINTING

84673	Eastman Kodak Company	FR	1422072	03078512.5	11/7/2003	12/20/2006	COMBINATION INK SET/IMAGE-RECORDING ELEMENT AND COMPOSITION FOR INK JET PRINTING

84673	Eastman Kodak Company	GB	1422072	03078512.5	11/7/2003	12/20/2006	COMBINATION INK SET/IMAGE-RECORDING ELEMENT AND COMPOSITION FOR INK JET PRINTING

84673	Eastman Kodak Company	US	6953613	10/299,324	11/19/2002	10/11/2005	COMBINATION INK SET/IMAGE-RECORDING ELEMENT FOR INK JET PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84682	Eastman Kodak Company	DE	60320734.0	03077499.6	8/11/2003	5/7/2008	METHOD OF COATING MICRO-ELECTROMECHANICAL DEVICES

84682	Eastman Kodak Company	FR	1416064	03077499.6	8/11/2003	5/7/2008	METHOD OF COATING MICRO-ELECTROMECHANICAL DEVICES

84682	Eastman Kodak Company	GB	1416064	03077499.6	8/11/2003	5/7/2008	METHOD OF COATING MICRO-ELECTROMECHANICAL DEVICES

84682	Eastman Kodak Company	US	6808745	10/225,846	8/22/2002	10/26/2004	METHOD OF COATING MICRO-ELECTROMECHANICAL DEVICES

84683	Eastman Kodak Company	DE	60303557.4	03078970.5	12/18/2003	2/15/2006	IMPROVED LIGHT SOURCE USING LARGE AREA LEDS

84683	Eastman Kodak Company	FR	1439412	03078970.5	12/18/2003	2/15/2006	IMPROVED LIGHT SOURCE USING LARGE AREA LEDS

84683	Eastman Kodak Company	GB	1439412	03078970.5	12/18/2003	2/15/2006	IMPROVED LIGHT SOURCE USING LARGE AREA LEDS

84683	Eastman Kodak Company	US	7369268	10/342,009	1/14/2003	5/6/2008	IMPROVED LIGHT SOURCE USING LARGE AREA LEDS

84683	Eastman Kodak Company	US	7782347	12/017,460	1/22/2008	8/24/2010	IMPROVED LIGHT SOURCE USING LARGE AREA LEDS

84684	Eastman Kodak Company	US	6809873	10/237,516	9/9/2002	10/26/2004	COLOR ILLUMINATION SYSTEM FOR SPATIAL LIGHT MODULATORS USING MULTIPLE DOUBLE TELECENTRIC RELAYS

84685	Eastman Kodak Company	US	7042483	10/385,325	3/10/2003	5/9/2006	APPARATUS AND METHOD FOR PRINTING USING A LIGHT EMISSIVE ARRAY

84691	Eastman Kodak Company	US	7233498	10/256,769	9/27/2002	6/19/2007	MEDIUM HAVING DATA STORAGE AND COMMUNICATION CAPABILITIES AND METHOD FOR FORMING SAME

84694	Eastman Kodak Company	US	8035482	10/935,137	9/7/2004	10/11/2011	SYSTEM FOR UPDATING A CONTENT BEARING MEDIUM

84709	Eastman Kodak Company	US	7829161	11/374,360	3/13/2006	11/9/2010	FUSIBLE INKJET RECORDING ELEMENT AND RELATED METHODS OF COATING AND PRINTING

84722	Eastman Kodak Company	US	6655858	10/164,650	6/6/2002	12/2/2003	CAMERA WITH COVER ATTACHMENT MOVABLE TO ACTUATE OPERATIONAL DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84724	Eastman Kodak Company	EP		03077494.7	8/8/2003		VERTICAL CAVITY LIGHT-PRODUCING DEVICE WITH IMPROVED POWER CONVERSION

84724	Eastman Kodak Company	JP	4744068	2003-294774	8/19/2003	5/20/2011	VERTICAL CAVITY LIGHT-PRODUCING DEVICE WITH IMPROVED POWER CONVERSION

84724	Eastman Kodak Company	KR	10-1009868	2003-0057243	8/19/2003	1/13/2011	VERTICAL CAVITY LIGHT-PRODUCING DEVICE WITH IMPROVED POWER CONVERSION

84724	Eastman Kodak Company	TW	I282648	092119008	7/11/2003	6/11/2007	VERTICAL CAVITY LIGHT-PRODUCING DEVICE WITH IMPROVED POWER CONVERSION

84724	Eastman Kodak Company	US	6690697	10/224,238	8/20/2002	2/10/2004	VERTICAL CAVITY LIGHT-PRODUCING DEVICE WITH IMPROVED POWER CONVERSION

84730	Eastman Kodak Company	US	6863393	10/256,038	9/26/2002	3/8/2005	HEAT AND AIRFLOW MANAGEMENT FOR A PRINTER DRYER

84750	Eastman Kodak Company	US	6896827	10/313,617	12/6/2002	5/24/2005	A COMPRESSED FLUID FORMULATION CONTAINING ELECTROLUMINESCENT POLYMERIC MATERIAL

84770	Eastman Kodak Company	DE	60317863.4	03077515.9	8/11/2003	12/5/2007	TAPERED THERMAL ACTUATOR

84770	Eastman Kodak Company	FR	1391305	03077515.9	8/11/2003	12/5/2007	TAPERED THERMAL ACTUATOR

84770	Eastman Kodak Company	GB	1391305	03077515.9	8/11/2003	12/5/2007	TAPERED THERMAL ACTUATOR

84770	Eastman Kodak Company	JP	4250482	2003-300000	8/25/2003	1/23/2009	TAPERED THERMAL ACTUATOR

84770	Eastman Kodak Company	US	6824249	10/227,079	8/23/2002	11/30/2004	TAPERED THERMAL ACTUATOR

84770	Eastman Kodak Company	US	6820964	10/293,077	11/13/2002	11/23/2004	TAPERED THERMAL ACTUATOR

84772	Eastman Kodak Company	US	6892014	10/201,707	7/23/2002	5/10/2005	DISPLAY DEVICE HAVING A FIBER OPTIC FACEPLATE

84796	Eastman Kodak Company	CN	200310124066.3	200310124066.3	12/31/2003	6/25/2008	CONFORMAL GRATING DEVICE FOR PRODUCING ENHANCED GRAY LEVELS

84796	Eastman Kodak Company	DE	60332805.9	03078969.7	12/18/2003	6/2/2010	CONFORMAL GRATING DEVICE FOR PRODUCING ENHANCED GRAY LEVELS

84796	Eastman Kodak Company	FR	1435538	03078969.7	12/18/2003	6/2/2010	CONFORMAL GRATING DEVICE FOR PRODUCING ENHANCED GRAY LEVELS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84796	Eastman Kodak Company	GB	1435538	03078969.7	12/18/2003	6/2/2010	CONFORMAL GRATING DEVICE FOR PRODUCING ENHANCED GRAY LEVELS

84796	Eastman Kodak Company	US	6724515	10/335,645	12/31/2002	4/20/2004	CONFORMAL GRATING DEVICE FOR PRODUCING ENHANCED GRAY LEVELS

84798	Eastman Kodak Company	CN	200310120654.X	200310120654.X	12/16/2003	3/28/2007	METHOD AND SYSTEM FOR GENERATING ENHANCED GRAY LEVELS IN AN ELECTROMECHANICAL GRATING DISPLAY

84798	Eastman Kodak Company	JP	4573522	2003-417717	12/16/2003	8/27/2010	METHOD AND SYSTEM FOR GENERATING ENHANCED GRAY LEVELS IN AN ELECTROMECHANICAL GRATING DISPLAY

84798	Eastman Kodak Company	US	6717714	10/320,294	12/16/2002	4/6/2004	METHOD AND SYSTEM FOR GENERATING ENHANCED GRAY LEVELS IN AN ELECTROMECHANICAL GRATING DISPLAY

84825	Eastman Kodak Company	US	6866379	10/284,957	10/31/2002	3/15/2005	PREFERRED MATERIALS FOR PIGMENTED INK JET INK

84826	Eastman Kodak Company	US	7632879	11/095,285	3/31/2005	12/15/2009	AZINIUM SALTS AS SPLAYANT FOR LAYERED MATERIALS

84826	Eastman Kodak Company	US	7829613	12/401,897	3/11/2009	11/9/2010	AZINIUM SALTS AS SPLAYANT FOR LAYERED MATERIALS

84840	Eastman Kodak Company	US	6817702	10/293,982	11/13/2002	11/16/2004	TAPERED MULTI-LAYER THERMAL ACTUATOR AND METHOD OF OPERATING SAME

84845	Eastman Kodak Company	US	7180529	10/326,638	12/19/2002	2/20/2007	AN IMMERSIVE IMAGE VIEWING SYSTEM AND METHOD

84865	Eastman Kodak Company	US	6726310	10/294,219	11/14/2002	4/27/2004	PRINTING LIQUID DROPLET EJECTOR APPARATUS AND METHOD

84869	Eastman Kodak Company	US	6786975	10/383,293	3/7/2003	9/7/2004	METHOD OF CLEANING PRINTHEAD IN INKJET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84872	Eastman Kodak Company	US	7001658	10/424,666	4/28/2003	2/21/2006	HEAT SELECTIVE ELECTRICALLY CONDUCTIVE POLYMER SHEET

84875	Eastman Kodak Company	DE	602004013821. 5	04795812.9	10/21/2004	5/14/2008	THERMAL PRINTING OF LONGER LENGTH IMAGES

84875	Eastman Kodak Company	FR	1682353	04795812.9	10/21/2004	5/14/2008	THERMAL PRINTING OF LONGER LENGTH IMAGES

84875	Eastman Kodak Company	GB	1682353	04795812.9	10/21/2004	5/14/2008	THERMAL PRINTING OF LONGER LENGTH IMAGES

84875	Eastman Kodak Company	US	6961075	10/702,896	11/6/2003	11/1/2005	METHOD AND APPARATUS FOR THERMAL PRINTING OF LONGER LENGTH IMAGES BY THE USE OF MULTIPLE DYE COLOR PATCH TRIADS OR QUADS

84876	Eastman Kodak Company	US	6702435	10/198,512	7/18/2002	3/9/2004	INK CARTRIDGE HAVING INK IDENTIFIER ORIENTED TO PROVIDE INK IDENTIFICATION

84879	Eastman Kodak Company	US	6715864	10/198,515	7/18/2002	4/6/2004	DISPOSABLE INK SUPPLY BAG HAVING CONNECTOR-FITTING

84881	Eastman Kodak Company	US	6854494	10/285,098	10/31/2002	2/15/2005	CUP AND PROBE ASSEMBLY FOR USE IN A VALVE SYSTEM FOR TRANSFERRING A LIQUID BETWEEN TWO SOURCES

84885	Eastman Kodak Company	US	7585557	10/780,263	2/17/2004	9/8/2009	FOAM CORE IMAGING ELEMENT WITH GRADIENT DENSITY CORE

84886	Eastman Kodak Company	US	7033723	10/788,964	2/27/2004	4/25/2006	SURFACE ROUGHNESS FREQUENCY TO CONTROL PITS ON FOAM CORE IMAGING SUPPORTS

84891	Eastman Kodak Company	US	6712459	10/198,511	7/18/2002	3/30/2004	INK CARTRIDGE HAVING SHIELDED POCKET FOR MEMORY CHIP

84893	Eastman Kodak Company	US	6703193	10/326,451	12/20/2002	3/9/2004	MICROBEAD AND IMMICIBLE POLYMER VOIDED POLYESTER FOR IMAGING MEDIAS

84901	Eastman Kodak Company	US	6640057	10/281,654	10/28/2002	10/28/2003	IMAGING USING SILVER HALIDE FILMS WITH INVERSE MOUNTED MICRO-LENS AND SPACER

84929	Eastman Kodak Company	US	6803088	10/279,584	10/24/2002	10/12/2004	REFLECTION MEDIA FOR SCANNABLE INFORMATION SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84935	Eastman Kodak Company	US	6845114	10/272,546	10/16/2002	1/18/2005	ORGANIC LASER THAT IS ATTACHABLE TO AN EXTERNAL PUMP BEAM LIGHT SOURCE

84939	Eastman Kodak Company	US	7068883	10/261,986	10/1/2002	6/27/2006	SYMMETRIC, BI-ASPHERIC LENS FOR USE IN OPTICAL FIBER COLLIMATOR ASSEMBLIES

84945	Eastman Kodak Company	US	7189299	10/602,839	6/24/2003	3/13/2007	THERMAL-DYE-TRANSFER LABEL CAPABLE OF REPRODUCING FLESH TONES

84968	Eastman Kodak Company	US	6712892	10/232,058	8/30/2002	3/30/2004	INK JET PRINTING PROCESS

84969	Eastman Kodak Company	DE	60319776.0	03077596.9	8/18/2003	3/19/2008	INK JET INK COMPOSITION AND PRINTING PROCESS

84969	Eastman Kodak Company	FR	1394228	03077596.9	8/18/2003	3/19/2008	INK JET INK COMPOSITION AND PRINTING PROCESS

84969	Eastman Kodak Company	GB	1394228	03077596.9	8/18/2003	3/19/2008	INK JET INK COMPOSITION AND PRINTING PROCESS

84969	Eastman Kodak Company	US	6855193	10/231,836	8/30/2002	2/15/2005	INK JET INK COMPOSITION

84977	Eastman Kodak Company	EP		03078231.2	10/13/2003		OVERCOAT COMPOSITION FOR IMAGE RECORDING MATERIALS

84977	Eastman Kodak Company	US	7219989	10/279,439	10/24/2002	5/22/2007	OVERCOAT COMPOSITION FOR IMAGE RECORDING MATERIALS

84977	Eastman Kodak Company	US	7718235	11/678,723	2/26/2007	5/18/2010	OVERCOAT COMPOSITION FOR IMAGE RECORDING MATERIALS

84978	Eastman Kodak Company	US	6759106	10/309,860	12/4/2002	7/6/2004	INK JET RECORDING ELEMENT

84979	Eastman Kodak Company	US	6908191	10/209,248	7/31/2002	6/21/2005	INK JET PRINTING METHOD

84980	Eastman Kodak Company	DE	60309402.3	03077795.7	9/8/2003	11/2/2006	POROUS INKJET RECORDING SYSTEM COMPRISING INK-PIGMENT-TRAPPING SURFACE LAYER

84980	Eastman Kodak Company	FR	1400366	03077795.7	9/8/2003	11/2/2006	POROUS INKJET RECORDING SYSTEM COMPRISING INK-PIGMENT-TRAPPING SURFACE LAYER

84980	Eastman Kodak Company	GB	1400366	03077795.7	9/8/2003	11/2/2006	POROUS INKJET RECORDING SYSTEM COMPRISING INK-PIGMENT-TRAPPING SURFACE LAYER

84980	Eastman Kodak Company	US	6698880	10/251,936	9/20/2002	3/2/2004	POROUS INKJET RECORDING SYSTEM COMPRISING INK-PIGMENT-TRAPPING SURFACE LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
84992	Eastman Kodak Company	DE	602004004140.8	04778065.5	7/14/2004	1/3/2007	INKJET RECORDING ELEMENT

84992	Eastman Kodak Company	GB	1646510	04778065.5	7/14/2004	1/3/2007	INKJET RECORDING ELEMENT

84992	Eastman Kodak Company	JP	4437136	2006-521105	7/14/2004	1/8/2010	INKJET RECORDING ELEMENT

84992	Eastman Kodak Company	US	6890610	10/622,234	7/18/2003	5/10/2005	INKJET RECORDING ELEMENT

84995	Eastman Kodak Company	US	6827768	10/231,837	8/30/2002	12/7/2004	INK JET PRINTING PROCESS

84996	Eastman Kodak Company	DE	60326117.5	03078824.4	12/4/2003	2/11/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

84996	Eastman Kodak Company	FR	1431051	03078824.4	12/4/2003	2/11/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

84996	Eastman Kodak Company	GB	1431051	03078824.4	12/4/2003	2/11/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

84996	Eastman Kodak Company	US	6884479	10/320,293	12/16/2002	4/26/2005	INK JET RECORDING ELEMENT

85000	Eastman Kodak Company	US	6709093	10/215,334	8/8/2002	3/23/2004	INK CARTRIDGE IN WHICH INK SUPPLY BAG HELD FAST TO HOUSING

85001	Eastman Kodak Company	US	6755501	10/214,832	8/8/2002	6/29/2004	ALTERNATIVE INK/CLEANER CARTRIDGE

85004	Eastman Kodak Company	US	6939577	10/682,288	10/9/2003	9/6/2005	METHOD OF MAKING A MATERIAL

85007	Eastman Kodak Company	US	8062734	10/425,005	4/28/2003	11/22/2011	ARTICLE COMPRISING CONDUCTIVE CONDUIT CHANNELS

85011	Eastman Kodak Company	US	6853660	10/272,093	10/16/2002	2/8/2005	ORGANIC LASER CAVITY ARRAYS

85013	Eastman Kodak Company	DE	60318537.1	03078377.3	10/27/2003	1/9/2008	TRANSPARENT FLEXIBLE SHEET FOR RESISTIVE TOUCH SCREEN

85013	Eastman Kodak Company	FR	1422604	03078377.3	10/27/2003	1/9/2008	TRANSPARENT FLEXIBLE SHEET FOR RESISTIVE TOUCH SCREEN

85013	Eastman Kodak Company	GB	1422604	03078377.3	10/27/2003	1/9/2008	TRANSPARENT FLEXIBLE SHEET FOR RESISTIVE TOUCH SCREEN

85018	Eastman Kodak Company	US	6946240	10/633,806	8/4/2003	9/20/2005	IMAGING MATERIAL WITH IMPROVED SCRATCH RESISTANCE

85019	Eastman Kodak Company	US	7074551	10/633,904	8/4/2003	7/11/2006	IMAGING MATERIAL WITH IMPROVED MECHANICAL PROPERTIES

85034	Eastman Kodak Company	US	7067457	10/667,065	9/17/2003	6/27/2006	THERMAL DONOR FOR HIGH-SPEED PRINTING

85035	Eastman Kodak Company	US	7018115	10/649,487	8/26/2003	3/28/2006	WASHING METHOD AND APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85064	Eastman Kodak Company	US	6667148	10/341,747	1/14/2003	12/23/2003	THERMALLY DEVELOPABLE MATERIALS HAVING BARRIER LAYER WITH INORGANIC FILLER PARTICLES

85077	Eastman Kodak Company	US	6818367	10/413,933	4/15/2003	11/16/2004	SUPPORT WITH REDUCED OPTICAL BRIGHTENER MIGRATION

85082	Eastman Kodak Company	US	6705714	10/224,889	8/21/2002	3/16/2004	INK CARTRIDGE HAVING INK SUPPLY BAG FILLED TO LESS THAN CAPACITY AND FOLDED IN CARTRIDGE HOUSING

85097	Eastman Kodak Company	DE	60313926.4	03077891.4	9/15/2003	5/23/2007	INKJET PRINTING METHOD

85097	Eastman Kodak Company	FR	1403341	03077891.4	9/15/2003	5/23/2007	INKJET PRINTING METHOD

85097	Eastman Kodak Company	GB	1403341	03077891.4	9/15/2003	5/23/2007	INKJET PRINTING METHOD

85097	Eastman Kodak Company	US	6764173	10/256,822	9/27/2002	7/20/2004	INKJET PRINTING METHOD

85099	Eastman Kodak Company	US	7095600	10/283,458	10/30/2002	8/22/2006	ELECTROSTATIC CHARGE NEUTRALIZATION USING GROOVED ROLLER SURFACE PATTERNS

85100	Eastman Kodak Company	US	6773102	10/256,589	9/27/2002	8/10/2004	INKJET PRINTING METHOD FOR AN INK/RECEIVER COMBINATION

85109	Eastman Kodak Company	DE	60307193.7	03077943.3	9/18/2003	8/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

85109	Eastman Kodak Company	FR	1403089	03077943.3	9/18/2003	8/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

85109	Eastman Kodak Company	GB	1403089	03077943.3	9/18/2003	8/2/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

85109	Eastman Kodak Company	JP	4339656	2003-337302	9/29/2003	7/10/2009	INK JET RECORDING ELEMENT AND PRINTING METHOD

85109	Eastman Kodak Company	US	6695447	10/260,663	9/30/2002	2/24/2004	INK JET RECORDING ELEMENT

85110	Eastman Kodak Company	DE	60304417.4	03078376.5	10/27/2003	4/5/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

85110	Eastman Kodak Company	FR	1418057	03078376.5	10/27/2003	4/5/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

85110	Eastman Kodak Company	GB	1418057	03078376.5	10/27/2003	4/5/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

85110	Eastman Kodak Company	JP	4503984	2003-378247	11/7/2003	4/30/2010	INK JET RECORDING ELEMENT

85110	Eastman Kodak Company	US	6861114	10/289,862	11/7/2002	3/1/2005	INK JET RECORDING ELEMENT

85111	Eastman Kodak Company	JP	4656829	2003-355285	10/15/2003	1/7/2011	DISPLAY SYSTEMS USING ORGANIC LASER LIGHT SOURCES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85111	Eastman Kodak Company	US	6869185	10/272,548	10/16/2002	3/22/2005	DISPLAY SYSTEMS USING ORGANIC LASER LIGHT SOURCES

85124	Eastman Kodak Company	US	6689335	10/324,234	12/19/2002	2/10/2004	SILVER ION SEQUESTER AND RELEASE AGENT

85128	Eastman Kodak Company	US	D505684	29/179,991	4/17/2003	5/31/2005	DIGITAL CAMERA

85152	Eastman Kodak Company	US	6689518	10/300,618	11/20/2002	2/10/2004	PHOTOGRAPHIC DISPLAY ELEMENTS COMPRISING STABLE IR DYE COMPOSITIONS FOR INVISIBLE MARKING

85159	Eastman Kodak Company	US	7018573	10/266,800	10/8/2002	3/28/2006	METHOD FOR MAKING A MODIFIED CUBE CORNER RETRO-REFLECTIVE SCREEN

85163	Eastman Kodak Company	DE	60307969.5	03078916.8	12/10/2003	8/30/2006	COMPENSATING FOR PIXEL DEFECTS BY SPATIAL TRANSLATION OF SCENE CONTENT

85163	Eastman Kodak Company	FR	1432244	03078916.8	12/10/2003	8/30/2006	COMPENSATING FOR PIXEL DEFECTS BY SPATIAL TRANSLATION OF SCENE CONTENT

85163	Eastman Kodak Company	GB	1432244	03078916.8	12/10/2003	8/30/2006	COMPENSATING FOR PIXEL DEFECTS BY SPATIAL TRANSLATION OF SCENE CONTENT

85163	Eastman Kodak Company	US	6751005	10/327,412	12/20/2002	6/15/2004	COMPENSATING FOR PIXEL DEFECTS BY SPATIAL TRANSLATION OF SCENE CONTENT

85165	Eastman Kodak Company	US	6879373	10/643,847	8/19/2003	4/12/2005	MAKEOVER WORKFLOW PROCESS IN A DIGITAL PHOTOFINISHING SYSTEM

85172	Eastman Kodak Company	US	6781616	10/242,241	9/12/2002	8/24/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

85178	Eastman Kodak Company	US	6710329	10/242,261	9/12/2002	3/23/2004	LIGHT INTEGRATOR FOR FILM SCANNING WITH ENHANCED SUPPRESSION OF ARTIFACTS DUE TO SCRATCHES AND DEBRIS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85179	Eastman Kodak Company	US	6821000	10/242,231	9/12/2002	11/23/2004	LIGHT INTEGRATOR USING AN END-SUPPORTED GLASS ROD FOR ENHANCED UNIFORMITY AND ROBUST SUPPORT

85209	Eastman Kodak Company	US	6822674	10/247,943	9/20/2002	11/23/2004	A SCANNING METHOD AND APPARATUS FOR PHOTOGRAPHIC MEDIA

85210	Eastman Kodak Company	US	6555711	10/246,552	9/18/2002	4/29/2003	ALPHA-AMINO-N-ALLYLAMIDINO NITROBENZENE COMPOUND AND SYNTHESIS

85222	Eastman Kodak Company	US	6957886	10/256,963	9/27/2002	10/25/2005	APPARATUS AND METHOD OF INKJET PRINTING ON UNTREATED HYDROPHOBIC MEDIA

85222	Eastman Kodak Company	US	7401911	11/200,991	8/10/2005	7/22/2008	APPARATUS AND METHOD OF
							INKJET PRINTING ON UNTREATED HYDROPHOBIC MEDIA

85226	Eastman Kodak Company	US	6744566	10/262,233	10/1/2002	6/1/2004	SYMMETRIC, BI-ASPHERIC LENS FOR USE IN TRANSMISSIVE AND REFLECTIVE OPTICAL FIBER COMPONENTS

85227	Eastman Kodak Company	US	6666548	10/287,579	11/4/2002	12/23/2003	METHOD AND APPARATUS FOR CONTINUOUS MARKING

85228	Eastman Kodak Company	US	6881492	10/256,520	9/27/2002	4/19/2005	PRIMER COMPOSITION FOR POLYESTERS

85233	Eastman Kodak Company	US	6843556	10/314,379	12/6/2002	1/18/2005	SYSTEM FOR PRODUCING PATTERNED DEPOSITION FROM COMPRESSED FLUID IN A DUAL CONTROLLED DEPOSITION CHAMBER

85234	Eastman Kodak Company	US	6780249	10/313,427	12/6/2002	8/24/2004	SYSTEM FOR PRODUCING PATTERNED DEPOSITION FROM COMPRESSED FLUID IN A PARTIALLY OPENED DEPOSITION CHAMBER

85244	Eastman Kodak Company	US	7232214	10/872,711	6/21/2004	6/19/2007	METHOD FOR INCREASING THE DIAMETER OF AN INK JET INK DOT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85258	Eastman Kodak Company	US	7039237	10/271,389	10/14/2002	5/2/2006	A METHOD AND SYSTEM FOR PREVENTING ABDUCTION OF A PERSON

85280	Eastman Kodak Company	TW	I234519	093107798	3/23/2004	6/21/2005	ELECTRONIC IMAGING SYSTEM USING ORGANIC LASER ARRAY ILLUMINATING AN AREA LIGHT VALVE

85280	Eastman Kodak Company	US	6950454	10/395,730	3/24/2003	9/27/2005	ELECTRONIC IMAGING SYSTEM USING ORGANIC LASER ARRAY ILLUMINATING AN AREA LIGHT VALVE

85281	Eastman Kodak Company	US	7097902	10/744,539	12/22/2003	8/29/2006	SELF ASSEMBLED ORGANIC NANOCRYSTAL SUPERLATTICES

85283	Eastman Kodak Company	CN	200310101336.9	200310101336.9	10/15/2003	1/24/2007	BROAD GAMUT COLOR DISPLAY APPARATUS USING AN ELECTROMECHANICAL GRATING DEVICE

85283	Eastman Kodak Company	EP		07014422.5	7/23/2007		BROAD GAMUT COLOR DISPLAY APPARATUS USING AN ELECTROMECHANICAL GRATING DEVICE

85283	Eastman Kodak Company	JP	4216161	2003-355056	10/15/2003	11/14/2008	IMAGING SYSTEM FOR EXTENDED COLOR GAMUT, IMAGING SYSTEM HAVING COLOR GAMUT AND METHOD FOR PROVIDING IMAGING SYSTEM WITH EXTENDED COLOR GAMUT

85283	Eastman Kodak Company	US	6802613	10/272,594	10/16/2002	10/12/2004	BROAD GAMUT COLOR DISPLAY APPARATUS USING AN ELECTROMECHANICAL GRATING DEVICE

85287	Eastman Kodak Company	US	6814437	10/260,128	9/30/2002	11/9/2004	INK JET PRINTING METHOD
85300	Eastman Kodak Company	US	7147390	10/930,671	8/31/2004	12/12/2006	REPLENISHMENT SYSTEM FOR A PRINT MEDIA PROCESSOR

85307	Eastman Kodak Company	US	6866384	10/260,668	9/30/2002	3/15/2005	INK JET PRINTING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85316	Eastman Kodak Company	CN	ZL200310113882	200310113882.4	10/16/2003	1/31/2007	LIGHT MODULATION APPARATUS USING A VCSEL ARRAY WITH AN ELECTROMECHANICAL GRATING DEVICE

85316	Eastman Kodak Company	DE	60311723.6	03078147.0	10/6/2003	2/14/2007	LIGHT MODULATION APPARATUS USING A VCSEL ARRAY WITH AN ELECTROMECHANICAL GRATING DEVICE

85316	Eastman Kodak Company	FR	1411379	03078147.0	10/6/2003	2/14/2007	LIGHT MODULATION APPARATUS USING A VCSEL ARRAY WITH AN ELECTROMECHANICAL GRATING DEVICE

85316	Eastman Kodak Company	GB	1411379	03078147.0	10/6/2003	2/14/2007	LIGHT MODULATION APPARATUS USING A VCSEL ARRAY WITH AN ELECTROMECHANICAL GRATING DEVICE

85316	Eastman Kodak Company	US	6967986	10/272,547	10/16/2002	11/22/2005	LIGHT MODULATION APPARATUS USING A VCSEL ARRAY WITH AN ELECTROMECHANICAL GRATING DEVICE

85322	Eastman Kodak Company	CN	200310102778.5	200310102778.5	10/10/2003	9/19/2007	ORGANIC VERTICAL CAVITY LASING DEVICES HAVING ORGANIC ACTIVE REGION

85322	Eastman Kodak Company	DE	60310008.2	03078088.6	9/29/2003	11/29/2006	ORGANIC VERTICAL CAVITY LASING DEVICES HAVING ORGANIC ACTIVE REGION

85322	Eastman Kodak Company	FR	1408591	03078088.6	9/29/2003	11/29/2006	ORGANIC VERTICAL CAVITY LASING DEVICES HAVING ORGANIC ACTIVE REGION

85322	Eastman Kodak Company	GB	1408591	03078088.6	9/29/2003	11/29/2006	ORGANIC VERTICAL CAVITY LASING DEVICES HAVING ORGANIC ACTIVE REGION

85322	Eastman Kodak Company	TW	I282650	092123481	8/26/2003	6/11/2007	ORGANIC VERTICAL CAVITY LASING DEVICES HAVING ORGANIC ACTIVE REGION

85322	Eastman Kodak Company	US	6876684	10/269,652	10/11/2002	4/5/2005	ORGANIC VERTICAL CAVITY LASING DEVICES HAVING ORGANIC ACTIVE REGION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85323	Eastman Kodak Company	US	6762782	10/268,814	10/10/2002	7/13/2004	METHOD AND APPARATUS FOR REDUCING UNEVEN USE OF HEATING ELEMENTS ON THERMAL PRINT HEAD

85324	Eastman Kodak Company	US	6744454	10/274,352	10/18/2002	6/1/2004	METHOD AND APPARATUS FOR REDUCING UNEVEN USE OF HEATING ELEMENTS ON THERMAL PRINT HEAD

85328	Eastman Kodak Company	US	7063924	10/327,533	12/20/2002	6/20/2006	SECURITY DEVICE WITH PATTERNED METALLIC REFLECTION

85338	Eastman Kodak Company	US	7051429	10/411,624	4/11/2003	5/30/2006	A METHOD FOR FORMING A MEDIUM HAVING DATA STORAGE AND COMMUNICATION CAPABILITIES

85339	Eastman Kodak Company	GB	1665772	04788555.3	9/2/2004	8/1/2007	TRACKING A MEDIUM USING WATERMARK AND MEMORY

85339	Eastman Kodak Company	US	7349627	10/662,220	9/12/2003	3/25/2008	TRACKING AN IMAGE-RECORDING MEDIUM USING A WATERMARK AND ASSOCIATED MEMORY
85340	Eastman Kodak Company	JP	4370148	2003-381110	11/11/2003	9/4/2009	THERMAL ACTUATOR WITH SPATIAL THERMAL PATTERN

85340	Eastman Kodak Company	US	6721020	10/293,653	11/13/2002	4/13/2004	THERMAL ACTUATOR WITH SPATIAL THERMAL PATTERN

85348	Eastman Kodak Company	US	6866367	10/325,190	12/20/2002	3/15/2005	INKJET PRINTING SYSTEM USING A FIBER OPTIC DATA LINK

85361	Eastman Kodak Company	DE	60328074.9	03078593.5	11/17/2003	6/24/2009	COLOR GAMUT MAPPING USING A COST FUNCTION

85361	Eastman Kodak Company	GB	1427184	03078593.5	11/17/2003	6/24/2009	COLOR GAMUT MAPPING USING A COST FUNCTION

85361	Eastman Kodak Company	US	7239422	10/310,009	12/4/2002	7/3/2007	COLOR GAMUT MAPPING USING A COST FUNCTION

85362	Eastman Kodak Company	US	7365879	10/845,037	5/13/2004	4/29/2008	DETERMINING SETS OF N-DIMENSIONAL COLORANT CONTROL SIGNALS

85374	Eastman Kodak Company	US	6670110	10/327,373	12/20/2002	12/30/2003	A PHOTOGRAPHIC MULTILAYER FILM BASE COMPRISING 1,4-CYCLOHEXANE DIMETHANOL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85377	Eastman Kodak Company	US	7037634	10/789,871	2/27/2004	5/2/2006	POLYMER FOAM SURFACE SMOOTHING MATERIALS AND METHOD

85383	Eastman Kodak Company	US	6929824	10/687,331	10/16/2003	8/16/2005	METHOD OF MAKING A MATERIAL

85384	Eastman Kodak Company	DE	602004005067.9	04778254.5	7/14/2004	2/28/2007	INK JET MEDIA WITH CORE SHELL PARTICLES

85384	Eastman Kodak Company	GB	1680280	04778254.5	7/14/2004	2/28/2007	INK JET MEDIA WITH CORE SHELL PARTICLES

85384	Eastman Kodak Company	JP	4313397	2006-521122	7/14/2004	5/22/2009	INK JET MEDIA WITH CORE SHELL PARTICLES

85384	Eastman Kodak Company	US	7223454	10/622,352	7/18/2003	5/29/2007	INK JET RECORDING ELEMENT WITH CORE SHELL PARTICLES

85397	Eastman Kodak Company	US	6899030	10/429,676	5/5/2003	5/31/2005	LITHOGRAPHIC PLATE IMAGING SYSTEM TO MINIMIZE PLATE MISREGISTRATION FOR MULTICOLOR PRINTING APPLICATIONS

85400	Eastman Kodak Company	US	7245395	10/309,866	12/4/2002	7/17/2007	CALIBRATING A DIGITAL PRINTER USING A COST FUNCTION

85413	Eastman Kodak Company	US	7201949	10/690,123	10/21/2003	4/10/2007	OPTICAL FILM FOR DISPLAY DEVICES

85420	Eastman Kodak Company	US	6908730	10/347,014	1/17/2003	6/21/2005	SILVER HALIDE MATERIAL COMPRISING LOW STAIN ANTENNA DYES

85422	Eastman Kodak Company	US	6787297	10/436,288	5/12/2003	9/7/2004	DYE- LAYERED SILVER HALIDE PHOTOGRAPHIC ELEMENTS WITH LOW DYE-STAIN

85431	Eastman Kodak Company	DE	602004000783.8	04075792.4	3/12/2004	5/3/2006	ORGANIC FIBER LASER SYSTEM AND METHOD

85431	Eastman Kodak Company	FR	1465304	04075792.4	3/12/2004	5/3/2006	ORGANIC FIBER LASER SYSTEM AND METHOD

85431	Eastman Kodak Company	GB	1465304	04075792.4	3/12/2004	5/3/2006	ORGANIC FIBER LASER SYSTEM AND METHOD

85431	Eastman Kodak Company	US	7082147	10/395,484	3/24/2003	7/25/2006	ORGANIC FIBER LASER SYSTEM AND METHOD

85434	Eastman Kodak Company	JP	4235533	2003-383966	11/13/2003	12/19/2008	PROJECTION DISPLAY APPARATUS HAVING BOTH INCOHERENT AND LASER LIGHT SOURCES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85434	Eastman Kodak Company	US	6807010	10/395,678	3/24/2003	10/19/2004	PROJECTION DISPLAY APPARATUS HAVING BOTH INCOHERENT AND LASER LIGHT SOURCES

85440	Eastman Kodak Company	US	6734888	10/355,919	1/31/2003	5/11/2004	APPARATUS AND METHOD FOR DETERMINING MISMATCH INVOLVING AVAILABILITY OF DYE DONOR AND RECEIVER SUPPLIES IN THERMAL PRINTER

85446	Eastman Kodak Company	DE	60313115.8	03078742.8	11/27/2003	4/11/2007	PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS WHILE PRESERVING PERCEIVED COLOR

85446	Eastman Kodak Company	GB	1437678	03078742.8	11/27/2003	4/11/2007	PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS WHILE PRESERVING PERCEIVED COLOR

85446	Eastman Kodak Company	JP	4512354	2003-409011	12/8/2003	5/14/2010	PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS WHILE PRESERVING PERCEIVED COLOR

85446	Eastman Kodak Company	US	7196817	10/317,778	12/12/2002	3/27/2007	PRINTING OF DIGITAL IMAGES USING REDUCED COLORANT AMOUNTS WHILE PRESERVING PERCEIVED COLOR

85486	Eastman Kodak Company	US	7148280	10/876,871	6/25/2004	12/12/2006	POLYMER MICROSHPHERES CONTAINING LATENT COLORANTS AND METHOD OF PREPARATION

85487	Eastman Kodak Company	US	7163998	10/658,009	9/9/2003	1/16/2007	STABILIZED POLYMER BEADS AND METHOD OF PREPARATION

85488	Eastman Kodak Company	US	7090913	10/439,662	5/16/2003	8/15/2006	SECURITY DEVICE WITH SPECULAR REFLECTIVE LAYER

85493	Eastman Kodak Company	US	6927415	10/313,259	12/6/2002	8/9/2005	A COMPRESSED FLUID FORMULATION CONTAINING ELECTRON TRANSPORTING MATERIAL

85497	Eastman Kodak Company	US	7292760	10/314,843	12/9/2002	11/6/2007	OPTICAL CONVERTER FORMED FROM FLEXIBLE STRIPS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85497	Eastman Kodak Company	US	7892381	11/838,285	8/14/2007	2/22/2011	A METHOD FOR FORMING AN OPTICAL CONVERTER

85508	Eastman Kodak Company	US	6908186	10/397,706	3/26/2003	6/21/2005	INKJET INK COMPOSITION AND AN INK/RECEIVER COMBINATION

85510	Eastman Kodak Company	US	6896723	10/313,564	12/6/2002	5/24/2005	A COMPRESSED FLUID FORMULATION CONTAINING HOLE TRANSPORTING MATERIAL

85520	Eastman Kodak Company	US	6869178	10/289,607	11/7/2002	3/22/2005	INK JET PRINTING METHOD

85522	Eastman Kodak Company	US	6899996	10/441,550	5/20/2003	5/31/2005	METHOD OF PREPARING IMAGING MEMBER WITH MICROGEL PROTECTIVE LAYER

85523	Eastman Kodak Company	US	6838226	10/441,715	5/20/2003	1/4/2005	IMAGING MEMBER WITH MICROGEL PROTECTIVE LAYER

85537	Eastman Kodak Company	US	6859221	10/391,174	3/18/2003	2/22/2005	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

85538	Eastman Kodak Company	US	7695783	10/622,421	7/18/2003	4/13/2010	IMAGE-RECORDING ELEMENT WITH FLUOROSURFACTANT AND COLLOIDAL PARTICLES

85539	Eastman Kodak Company	US	6762783	10/392,502	3/20/2003	7/13/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

85540	Eastman Kodak Company	JP	4332048	2004-60480	3/4/2004	6/26/2009	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

85540	Eastman Kodak Company	US	6757003	10/391,175	3/18/2003	6/29/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

85557	Eastman Kodak Company	US	7076083	10/317,511	12/12/2002	7/11/2006	PERSONNEL ACCESS CONTROL SYSTEM

85569	Eastman Kodak Company	CN	200410003329.X	200410003329.X	1/20/2004	10/17/2007	AN APPARATUS FOR DETECTION OF MULTIPLE DOCUMENTS IN A DOCUMENT TRANSPORT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85569	Eastman Kodak Company	DE	602004001997.6	04075095.2	1/15/2004	8/23/2006	AN APPARATUS FOR DETECTION OF MULTIPLE DOCUMENTS IN A DOCUMENT TRANSPORT

85569	Eastman Kodak Company	FR	1440924	04075095.2	1/15/2004	8/23/2006	AN APPARATUS FOR DETECTION OF MULTIPLE DOCUMENTS IN A DOCUMENT TRANSPORT

85569	Eastman Kodak Company	GB	1440924	04075095.2	1/15/2004	8/23/2006	AN APPARATUS FOR DETECTION OF MULTIPLE DOCUMENTS IN A DOCUMENT TRANSPORT

85569	Eastman Kodak Company	US	6913259	10/351,698	1/27/2003	7/5/2005	AN APPARATUS FOR DETECTION OF MULTIPLE DOCUMENTS IN A DOCUMENT TRANSPORT

85570	Eastman Kodak Company	US	6908035	10/391,130	3/18/2003	6/21/2005	OPTICAL SECURITY SYSTEM

85571	Eastman Kodak Company	US	7158689	10/303,363	11/25/2002	1/2/2007	CORRELATING CAPTURED IMAGES AND TIMED EVENT DATA

85572	Eastman Kodak Company	US	6790483	10/313,587	12/6/2002	9/14/2004	METHOD FOR PRODUCING PATTERNED DEPOSITION FROM COMPRESSED FLUID

85572	Eastman Kodak Company	US	7160573	10/460,814	6/12/2003	1/9/2007	A METHOD OF MANUFACTURING A COLOR FILTER

85582	Eastman Kodak Company	CN	200380103191.4	200380103191.4	10/29/2003	8/8/2007	OPTICAL SWITCH MICROFILMS

85582	Eastman Kodak Company	US	7125504	10/434,901	5/9/2003	10/24/2006	OPTICAL SWITCH MICROFILMS

85586	Eastman Kodak Company	US	6678159	10/328,051	12/23/2002	1/13/2004	METHOD OF TRANSPORTING HEAT FROM A HEAT DISSIPATING ELECTRICAL ASSEMBLAGE

85587	Eastman Kodak Company	US	6725888	10/321,244	12/17/2002	4/27/2004	METHOD OF ACCURATELY FILLING AND DEGASSING A POUCH

85592	Eastman Kodak Company	US	7335899	11/003,969	12/3/2004	2/26/2008	MEDIA FOR DETECTION OF X-RAY EXPOSURE

85601	Eastman Kodak Company	EP		05812148.4	10/11/2005		MANAGEMENT OF PRE-SHOW AND FEATURE PRESENTATION CONTENT

85601	Eastman Kodak Company	JP	4398235	2003-404929	12/3/2003	10/30/2009	STREAMLINED METHODS AND SYSTEMS FOR SCHEDULING AND HANDLING DIGITAL CINEMA CONTENT IN A MULTI-THEATRE ENVIRONMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85601	Eastman Kodak Company	JP	4903712	2007-537917	10/11/2005	1/13/2012	MANAGEMENT OF PRE-SHOW AND FEATURE PRESENTATION CONTENT

85601	Eastman Kodak Company	TW	I372342	094136802	10/21/2005	9/11/2012	SYSTEM FOR MANAGEMENT OF BOTH PRE-SHOW AND FEATURE PRESENTATION CONTENT WITHIN A THEATRE

85601	Eastman Kodak Company	TW	I375111	094138032	10/31/2005	10/21/2012	METHOD FOR GENERATING AND SCHEDDING A PLAY LIST FROM DIGITAL CONTENT AND REFATED DIGITAL CINEMA SYSTEM AND COMPUTER PROGRAM PRODUCTS

85601	Eastman Kodak Company	US	6812994	10/309,867	12/4/2002	11/2/2004	STREAMLINED METHODS AND SYSTEMS FOR SCHEDULING AND HANDLING DIGITAL CINEMA CONTENT IN A MULTI-THEATRE ENVIRONMENT

85601	Eastman Kodak Company	US	7236227	10/972,183	10/22/2004	6/26/2007	SYSTEM FOR MANAGEMENT OF BOTH PRE-SHOW AND FEATURE PRESENTATION CONTENT WITHIN A THEATRE

85601	Eastman Kodak Company	US	7034916	10/979,371	11/1/2004	4/25/2006	SCHEDULING BETWEEN DIGITAL PROJECTION AND FILM PROJECTION CORRESPONDING TO A PREDETERMINED CONDITION

85618	Eastman Kodak Company	US	6888862	10/457,634	6/9/2003	5/3/2005	DYE-DOPED POLYMER NANOPARTICLE GAIN MEDIUM

85635	Eastman Kodak Company	US	7111943	10/732,733	12/10/2003	9/26/2006	WIDE FIELD DISPLAY USING A SCANNED LINEAR LIGHT MODULATOR ARRAY

85639	Eastman Kodak Company	CN	200410005083.X	200410005083.X	2/18/2004	11/21/2007	ORGANIC LASER HAVING IMPROVED LINEARITY

85639	Eastman Kodak Company	TW	I314799	092136584	12/23/2003	9/11/2009	ORGANIC LASER HAVING IMPROVED LINEARITY

85639	Eastman Kodak Company	US	6870868	10/368,164	2/18/2003	3/22/2005	ORGANIC LASER HAVING IMPROVED LINEARITY

85644	Eastman Kodak Company	US	7369100	10/795,555	3/4/2004	5/6/2008	DISPLAY SYSTEM AND METHOD WITH MULTI-PERSON PRESENTATION FUNCTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85655	Eastman Kodak Company	DE	602004016290.6	04703829.4	1/21/2004	9/3/2008	MATERIAL AND MANUFACTURING METHOD THEREOF

85655	Eastman Kodak Company	FR	1590184	04703829.4	1/21/2004	9/3/2008	MATERIAL AND MANUFACTURING METHOD THEREOF

85655	Eastman Kodak Company	GB	1590184	04703829.4	1/21/2004	9/3/2008	MATERIAL AND MANUFACTURING METHOD THEREOF

85666	Eastman Kodak Company	JP	4405289	2004-063950	3/8/2004	11/13/2009	THERMAL TRANSFER PRINTER, AND METHOD FOR PREVENTING FOLD CAUSING LINEAR ARTIFICIAL STRUCTURE ON PRINTED MATTER FROM BEING FORMED ON DONOR WEB IN DYE TRANSFER PRINTER

85666	Eastman Kodak Company	US	6812945	10/394,888	3/21/2003	11/2/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

85673	Eastman Kodak Company	GB	2398883	0400314.1	1/8/2004	10/12/2005	METHOD AND APPARATUS FOR WATERMARKING FILM

85673	Eastman Kodak Company	US	6882356	10/364,488	2/11/2003	4/19/2005	METHOD AND APPARATUS FOR
							WATERMARKING FILM

85685	Eastman Kodak Company	DE	602004024058.3	04730863.0	5/3/2004	11/11/2009	EXPOSURE DEVICE FOR WRITING MIXED DATA ONTO A PHOTOSENSITIVE SUPPORT

85685	Eastman Kodak Company	FR	0305845	0305845	5/16/2003	7/8/2005	EXPOSURE DEVICE FOR WRITING MIXED DATA ONTO A PHOTOSENSITIVE SUPPORT DISPOSITIF D’EXPOSITION POUR L’ECRITURE DE DONNEES MIXTES SUR UN SUPPORT PHOTOSENSIBLE

85685	Eastman Kodak Company	FR	1625446	04730863.0	5/3/2004	11/11/2009	EXPOSURE DEVICE FOR WRITING MIXED DATA ONTO A PHOTOSENSITIVE SUPPORT

85685	Eastman Kodak Company	GB	1625446	04730863.0	5/3/2004	11/11/2009	EXPOSURE DEVICE FOR WRITING MIXED DATA ONTO A PHOTOSENSITIVE SUPPORT

85685	Eastman Kodak Company	US	7292314	10/556,876	5/3/2004	11/6/2007	EXPOSURE DEVICE FOR WRITING MIXED DATA ONTO A PHOTOSENSITIVE SUPPORT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85686	Eastman Kodak Company	US	7249878	10/340,485	1/10/2003	7/31/2007	MULTI-LAYER ILLUMINATED PACKAGE

85692	Eastman Kodak Company	GB	1431052	03078831.9	12/8/2003	4/12/2006	MICROBEAD AND IMMISCIBLE POLYMER VOIDED POLYESTER FOR INKJET IMAGING MEDIAS

85692	Eastman Kodak Company	US	6863939	10/326,448	12/20/2002	3/8/2005	MICROBEAD AND IMMISCIBLE POLYMER VOIDED POLYESTER FOR INKJET IMAGING MEDIAS

85693	Eastman Kodak Company	US	6867168	10/324,490	12/20/2002	3/15/2005	MICROBEAD AND IMMISCIBLE POLYMER VOIDED POLYESTER FOR THERMAL IMAGING MEDIAS

85696	Eastman Kodak Company	US	6942956	10/669,932	9/24/2003	9/13/2005	A PROCESS OF TRANSFERRING TRANSFERABLE PROTECTION OVERCOAT TO A DYE-DONOR ELEMENT

85698	Eastman Kodak Company	US	6921562	10/324,483	12/20/2002	7/26/2005	INK JET RECORDING ELEMENT

85705	Eastman Kodak Company	US	7327380	10/355,932	1/31/2003	2/5/2008	APPARATUS FOR PRINTING A MULTIBIT IMAGE

85706	Eastman Kodak Company	US	6755532	10/393,236	3/20/2003	6/29/2004	METHOD AND APPARATUS FOR MONOCENTRIC PROJECTION OF AN IMAGE

85707	Eastman Kodak Company	US	7280259	10/356,006	1/31/2003	10/9/2007	METHOD FOR PRINTING A COLOR PROOF USING A SPATIAL FILTER

85708	Eastman Kodak Company	DE	60339739.5	03079140.4	12/19/2003	1/18/2012	METHOD OF IMAGING MULTIPLE BINARY BITMAPS IN A SINGLE PASS

85708	Eastman Kodak Company	FR	1443749	03079140.4	12/19/2003	1/18/2012	METHOD OF IMAGING MULTIPLE BINARY BITMAPS IN A SINGLE PASS

85708	Eastman Kodak Company	GB	1443749	03079140.4	12/19/2003	1/18/2012	METHOD OF IMAGING MULTIPLE BINARY BITMAPS IN A SINGLE PASS

85708	Eastman Kodak Company	JP	4374255	2004-22656	1/30/2004	9/11/2009	METHOD OF PRINTING A HALFTONE COLOR PROOF FROM MULTIPLE BINARY BIT MAPS

85708	Eastman Kodak Company	US	7253924	10/355,849	1/31/2003	8/7/2007	METHOD OF IMAGING MULTIPLE BINARY BITMAPS IN A SINGLE PASS

85715	Eastman Kodak Company	US	6783228	10/335,383	12/31/2002	8/31/2004	DIGITAL LITHOGRAPHIC OFFSET PRINTING PRESS

85717	Eastman Kodak Company	DE	602004014502.5	04763069.4	7/2/2004	6/18/2008	INKJET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85720	Eastman Kodak Company	US	7327383	10/700,905	11/4/2003	2/5/2008	CORRELATING CAPTURED IMAGES AND TIMED 3D EVENT DATA

85730	Eastman Kodak Company	US	7261254	11/020,908	12/22/2004	8/28/2007	SELF-REGULATING MEDIA HOLDER

85734	Eastman Kodak Company	US	D488165	29/181,525	5/12/2003	4/6/2004	REVIEW DEVICE

85739	Eastman Kodak Company	US	7372360	11/008,530	12/9/2004	5/13/2008	ITEM INFORMATION SYSTEM AND METHOD

85740	Eastman Kodak Company	CN	ZL200410042017	200410042017.X	4/29/2004	8/15/2007	A METHOD FOR CALIBRATION INDEPENDENT DEFECT CORRECTION IN AN IMAGING SYSTEM

85740	Eastman Kodak Company	US	7295345	10/425,248	4/29/2003	11/13/2007	A METHOD FOR CALIBRATION INDEPENDENT DEFECT CORRECTION IN AN IMAGING SYSTEM

85744	Eastman Kodak Company	US	6824320	10/702,161	11/5/2003	11/30/2004	FILM CORE ARTICLE AND METHOD FOR MAKING SAME

85747	Eastman Kodak Company	US	6692104	10/442,919	5/21/2003	2/17/2004	METHOD OF PRINTING MULTI-COLOR COMPOSITION

85749	Eastman Kodak Company	US	7153539	10/602,429	6/24/2003	12/26/2006	AN APPARATUS AND METHOD OF COLOR TUNING A LIGHT-EMITTING DISPLAY

85750	Eastman Kodak Company	US	7548676	11/304,442	12/15/2005	6/16/2009	APPARATUS AND METHOD FOR FORMING AN OPTICAL CONVERTER

85751	Eastman Kodak Company	US	8035609	12/165,679	7/1/2008	10/11/2011	IMAGING ELEMENT

85769	Eastman Kodak Company	US	6811963	10/346,582	1/17/2003	11/2/2004	COLOR PHOTOGRAPHIC MATERIAL WITH IMPROVED SENSITIVITY

85772	Eastman Kodak Company	US	7371452	10/424,639	4/28/2003	5/13/2008	CONDUCTIVE PATTERNED SHEET UTILIZING MULTI-LAYERED CONDUCTIVE CONDUIT CHANNELS

85773	Eastman Kodak Company	DE	602004013958.0	04760313.9	4/21/2004	5/21/2008	TERMINATED CONDUCTIVE PATTERNED SHEET UTILIZING CONDUCTIVE CONDUITS

85773	Eastman Kodak Company	US	7138170	10/425,012	4/28/2003	11/21/2006	TERMINATED CONDUCTIVE PATTERNED SHEET UTILIZING CONDUCTIVE CONDUITS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85777	Eastman Kodak Company	EP		04075494.7	2/16/2004		THERMAL DYE-TRANSFER RECEIVER ELEMENT COMPRISING A SILICONE RELEASE AGENT IN THE DYE-IMAGE RECEIVING LAYER

85777	Eastman Kodak Company	US	6939828	10/376,186	2/26/2003	9/6/2005	THERMAL DYE-TRANSFER RECEIVER ELEMENT COMPRISING A SILICONE RELEASE AGENT IN THE DYE-IMAGE RECEIVING LAYER

85779	Eastman Kodak Company	US	7139115	10/838,666	5/4/2004	11/21/2006	ATHERMALIZATION OF AN OPTICAL PARAMETRIC OSCILLATOR

85785	Eastman Kodak Company	US	6794121	10/346,961	1/17/2003	9/21/2004	METHOD OF MAKING A SILVER HALIDE PHOTOGRAPHIC MATERIAL HAVING ENHANCED LIGHT ABSORPTION AND LOW FOG AND CONTAINING A SCAVENGER FOR OXIDIZED DEVELOPER

85790	Eastman Kodak Company	US	D504696	29/176,974	2/28/2003	5/3/2005	COMBINED PRINTER AND DOCKING STATION

85791	Eastman Kodak Company	US	6699652	10/346,273	1/17/2003	3/2/2004	COLOR PHOTOGRAPHIC MATERIAL WITH IMPROVED SENSITIVITY COMPRISING A PYRAZOLOTRIAZOLE COUPLER

85811	Eastman Kodak Company	US	7455959	10/574,669	10/1/2004	11/25/2008	PHOTOGRAPHIC ELEMENT CONTAINING A SPEED-ENHANCING COMPOUND

85829	Eastman Kodak Company	US	6793322	10/438,598	5/15/2003	9/21/2004	METHOD OF PRINTING MULTI-COLOR IMAGE

85830	Eastman Kodak Company	DE	602004032078.1	04075471.5	2/16/2004	4/6/2011	IMAGE RECORDING ELEMENT COMPRISING EXTRUDABLE POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

85830	Eastman Kodak Company	FR	1452331	04075471.5	2/16/2004	4/6/2011	IMAGE RECORDING ELEMENT COMPRISING EXTRUDABLE POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85830	Eastman Kodak Company	GB	1452331	04075471.5	2/16/2004	4/6/2011	IMAGE RECORDING ELEMENT COMPRISING EXTRUDABLE POLYESTER-CONTAINING IMAGE-ECEIVING LAYER

85830	Eastman Kodak Company	US	7091157	10/375,500	2/26/2003	8/15/2006	IMAGE RECORDING ELEMENT COMPRISING EXTRUDABLE POLYESTER-CONTAINING IMAGE-ECEIVING LAYER

85831	Eastman Kodak Company	DE	602004030967.2	04075470.7	2/16/2004	1/12/2011	IMAGE-RECORDING ELEMENT COMPRISING POLYESTER CONTAINING IMAGE-RECEIVING LAYER

85831	Eastman Kodak Company	FR	1452330	04075470.7	2/16/2004	1/12/2011	IMAGE-RECORDING ELEMENT COMPRISING POLYESTER CONTAINING IMAGE-RECEIVING LAYER

85831	Eastman Kodak Company	GB	1452330	04075470.7	2/16/2004	1/12/2011	IMAGE-RECORDING ELEMENT COMPRISING POLYESTER CONTAINING IMAGE-RECEIVING LAYER

85831	Eastman Kodak Company	JP	4481681	2004-49778	2/25/2004	3/26/2010	IMAGE-RECORDING ELEMENT COMPRISING POLYESTER CONTAINING IMAGE-RECEIVING LAYER

85831	Eastman Kodak Company	US	7005406	10/375,512	2/26/2003	2/28/2006	IMAGE-RECORDING ELEMENT COMPRISING POLYESTER CONTAINING IMAGE-RECEIVING LAYER

85832	Eastman Kodak Company	US	6897183	10/375,744	2/26/2003	5/24/2005	A PROCESS FOR MAKING IMAGE RECORDING ELEMENT COMPRISING AN ANTISTAT TIE LAYER UNDER THE IMAGE-RECEIVING LAYER

85837	Eastman Kodak Company	DE	602004032282.2	04075498.8	2/16/2004	4/20/2011	A PROCESS OF MAKING AN IMAGE RECORDING ELEMENT WITH AN EXTRUDED POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85837	Eastman Kodak Company	EP	1452333	04075498.8	2/16/2004	4/20/2011	A PROCESS OF MAKING AN IMAGE RECORDING ELEMENT WITH AN EXTRUDED POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

85837	Eastman Kodak Company	FR	1452333	04075498.8	2/16/2004	4/20/2011	A PROCESS OF MAKING AN IMAGE RECORDING ELEMENT WITH AN EXTRUDED POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

85837	Eastman Kodak Company	GB	1452333	04075498.8	2/16/2004	4/20/2011	A PROCESS OF MAKING AN IMAGE RECORDING ELEMENT WITH AN EXTRUDED POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

85837	Eastman Kodak Company	US	6893592	10/376,187	2/26/2003	5/17/2005	A PROCESS OF MAKING AN IMAGE RECORDING ELEMENT WITH AN EXTRUDED POLYESTER-CONTAINING IMAGE-RECEIVING LAYER

85838	Eastman Kodak Company	US	6918820	10/411,735	4/11/2003	7/19/2005	POLISHING COMPOSITIONS COMPRISING POLYMERIC CORES HAVING INORGANIC SURFACE PARTICLES AND METHODS OF USE

85848	Eastman Kodak Company	CN	200410043039.8	200410043039.8	4/30/2004	3/12/2008	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85848	Eastman Kodak Company	DE	602004010740.9	04076285.8	4/26/2004	12/19/2007	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85848	Eastman Kodak Company	FR	1475869	04076285.8	4/26/2004	12/19/2007	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85848	Eastman Kodak Company	GB	1475869	04076285.8	4/26/2004	12/19/2007	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85848	Eastman Kodak Company	JP	4522135	2004-128618	4/23/2004	6/4/2010	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85848	Eastman Kodak Company	KR	10-1012942	2004-0031835	5/6/2004	1/27/2011	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85848	Eastman Kodak Company	TW	I328908	093112826	5/6/2004	8/11/2010	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85848	Eastman Kodak Company	US	6836495	10/431,056	5/7/2003	12/28/2004	VERTICAL CAVITY LASER INCLUDING INORGANIC SPACER LAYERS

85880	Eastman Kodak Company	US	D491950	29/181,930	5/16/2003	6/22/2004	A MULTI-FUNCTION SCANNER

85881	Eastman Kodak Company	US	7159787	10/145,653	5/15/2002	1/9/2007	METHOD AND APPARATUS FOR RECORDING DATA

85882	Eastman Kodak Company	DE	602004000170.8	04075473.1	2/16/2004	11/9/2005	THERMAL DYE-TRANSFER RECEIVER ELEMENT WITH MICROVOIDED LAYER

85882	Eastman Kodak Company	US	6890884	10/375,865	2/26/2003	5/10/2005	THERMAL DYE-TRANSFER RECEIVER ELEMENT WITH MICROVOIDED LAYER

85886	Eastman Kodak Company	US	7077516	10/397,699	3/26/2003	7/18/2006	INKJET PRINTING METHOD

85918	Eastman Kodak Company	US	7478895	10/728,628	12/5/2003	1/20/2009	BACKPRINTING ASSEMBLY FOR A PHOTOGRAPHIC PRINTER

85922	Eastman Kodak Company	EP		04785632.3	5/11/2004		IMAGE RECORDING ELEMENT WITH SWELLABLE AND POROUS LAYERS

85923	Eastman Kodak Company	US	6916514	10/622,230	7/18/2003	7/12/2005	CATIONIC SHELLED PARTICLE

85932	Eastman Kodak Company	US	6999108	10/780,304	2/17/2004	2/14/2006	METHOD AND APPARATUS FOR IMAGE REGISTRATION IMPROVEMENTS IN A PRINTER HAVING PLURAL PRINTING STATIONS

85952	Eastman Kodak Company	CN	ZL200410028413	200410028413.7	3/11/2004	8/15/2007	RESISTIVE TOUCH SCREEN WITH VARIABLE RESISTIVITY LAYER

85952	Eastman Kodak Company	US	7064748	10/385,878	3/11/2003	6/20/2006	RESISTIVE TOUCH SCREEN WITH VARIABLE RESISTIVITY LAYER

85975	Eastman Kodak Company	US	7085444	10/668,421	9/23/2003	8/1/2006	POROUS OPTICAL SWITCH FILMS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
85977	Eastman Kodak Company	US	8377522	12/517,359	12/19/2007	2/19/2013	USE OF ORGANOCLAYS IN INKJET RECEIVER LAYER TO PREVENT THE OZONE FADE OF PRINT

85978	Eastman Kodak Company	DE	602004013322.1	04740547.7	7/2/2004	4/23/2008	INKJET RECORDING ELEMENT

85978	Eastman Kodak Company	FR	1646508	04740547.7	7/2/2004	4/23/2008	INKJET RECORDING ELEMENT

85978	Eastman Kodak Company	GB	1646508	04740547.7	7/2/2004	4/23/2008	INKJET RECORDING ELEMENT

85978	Eastman Kodak Company	US	7858160	10/563,693	7/2/2004	12/28/2010	INKJET RECORDING ELEMENT

86010	Eastman Kodak Company	CN	ZL200480039159.9	200480039159.9	11/25/2004	4/13/2011	IMAGING ELEMENT HAVING IMPROVED DURABILITY

86010	Eastman Kodak Company	DE	602004022859.1	04798670.8	11/25/2004	8/26/2009	IMAGING ELEMENT HAVING IMPROVED DURABILITY

86010	Eastman Kodak Company	US	7422835	10/582,677	11/25/2004	9/9/2008	IMAGING ELEMENT HAVING IMPROVED DURABILITY

86011	Eastman Kodak Company	DE	602004008444.1	04725082.4	4/1/2004	8/22/2007	INKJET RECORDING ELEMENT COMPRISING PARTICLES AND POLYMERS

86011	Eastman Kodak Company	FR	1613482	04725082.4	4/1/2004	8/22/2007	INKJET RECORDING ELEMENT COMPRISING PARTICLES AND POLYMERS

86011	Eastman Kodak Company	GB	1613482	04725082.4	4/1/2004	8/22/2007	INKJET RECORDING ELEMENT COMPRISING PARTICLES AND POLYMERS

86025	Eastman Kodak Company	US	7119178	10/865,129	6/10/2004	10/10/2006	MULTIMETALLIC POLYMERIC AZO COLORANTS

86026	Eastman Kodak Company	DE	602004011410.3	04075438.4	2/12/2004	1/23/2008	INK DELIVERY APPARATUS FOR INKJET PRINTHEAD

86026	Eastman Kodak Company	FR	1449665	04075438.4	2/12/2004	1/23/2008	INK DELIVERY APPARATUS FOR INKJET PRINTHEAD

86026	Eastman Kodak Company	GB	1449665	04075438.4	2/12/2004	1/23/2008	INK DELIVERY APPARATUS FOR INKJET PRINTHEAD

86026	Eastman Kodak Company	JP	4304095	2004-44897	2/20/2004	5/1/2009	INK FEEDING DEVICE FOR INK-JET PRINT HEAD AND INK FEEDING METHOD

86026	Eastman Kodak Company	US	6908180	10/373,257	2/24/2003	6/21/2005	INK DELIVERY APPARATUS FOR INKJET PRINTHEAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86029	Eastman Kodak Company	US	6724412	10/414,568	4/16/2003	4/20/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

86033	Eastman Kodak Company	DE	602004027517.4	04742950.1	6/18/2004	6/2/2010	METHOD OF COATING

86033	Eastman Kodak Company	FR	1670596	04742950.1	6/18/2004	6/2/2010	METHOD OF COATING

86033	Eastman Kodak Company	GB	1670596	04742950.1	6/18/2004	6/2/2010	METHOD OF COATING

86033	Eastman Kodak Company	TW	I318139	093119619	6/30/2004	12/11/2009	METHOD OF COATING

86037	Eastman Kodak Company	US	7267936	10/557,653	4/30/2004	9/11/2007	PHOTOGRAPHIC ELEMENT

86039	Eastman Kodak Company	US	7311506	10/960,189	10/7/2004	12/25/2007	ACTUATOR BASED NUBBIN ALIGNMENT

86041	Eastman Kodak Company	US	7073883	10/686,696	10/16/2003	7/11/2006	METHOD OF ALIGNING INKJET NOZZLE BANKS FOR AN INKJET PRINTER

86045	Eastman Kodak Company	DE	602004036056.2	04075469.9	2/16/2004	1/11/2012	METHOD OF CLEANING NOZZLES IN INKJET PRINTHEAD

86045	Eastman Kodak Company	FR	1452320	04075469.9	2/16/2004	1/11/2012	METHOD OF CLEANING NOZZLES IN INKJET PRINTHEAD

86045	Eastman Kodak Company	GB	1452320	04075469.9	2/16/2004	1/11/2012	METHOD OF CLEANING NOZZLES IN INKJET PRINTHEAD

86045	Eastman Kodak Company	US	6789874	10/376,560	2/28/2003	9/14/2004	METHOD OF CLEANING NOZZLES IN INKJET PRINTHEAD

86046	Eastman Kodak Company	US	D490085	29/176,911	2/28/2003	5/18/2004	MEDIA SUPPLY

86047	Eastman Kodak Company	US	7277199	10/376,963	2/28/2003	10/2/2007	IMAGING SYSTEM AND MEDIA SUPPLY FOR USE IN IMAGING SYSTEM

86083	Eastman Kodak Company	JP	4592323	2004-128143	4/23/2004	9/24/2010	A MOUNTING BRACKET FOR A CLEAR APERTURE OF THE BASE FACE OF A PRISM

86083	Eastman Kodak Company	US	6873479	10/426,257	4/30/2003	3/29/2005	A MOUNTING BRACKET FOR A CLEAR APERTURE OF THE BASE FACE OF A PRISM

86084	Eastman Kodak Company	CN	200410031272.4	200410031272.4	3/26/2004	10/15/2008	A PROJECTOR WITH ENHANCED SECURITY CAMCORDER DEFEAT

86084	Eastman Kodak Company	DE	1463310	602004037389.3	3/15/2004	4/18/2012	A PROJECTOR WITH ENHANCED SECURITY CAMCORDER DEFEAT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86084	Eastman Kodak Company	FR	1463310	04075816.1	3/15/2004	4/18/2012	A PROJECTOR WITH ENHANCED SECURITY CAMCORDER DEFEAT

86084	Eastman Kodak Company	GB	1463310	04075816.1	3/15/2004	4/18/2012	A PROJECTOR WITH ENHANCED SECURITY CAMCORDER DEFEAT

86084	Eastman Kodak Company	JP	4295131	2004-49686	2/25/2004	4/17/2009	A PROJECTOR WITH ENHANCED SECURITY CAMCORDER DEFEAT

86084	Eastman Kodak Company	US	7221759	10/401,208	3/27/2003	5/22/2007	A PROJECTOR WITH ENHANCED SECURITY CAMCORDER DEFEAT

86087	Eastman Kodak Company	US	6930759	10/669,069	9/23/2003	8/16/2005	METHOD AND APPARATUS FOR EXPOSING A LATENT WATERMARK ON FILM

86088	Eastman Kodak Company	US	7088383	10/640,197	8/13/2003	8/8/2006	METHOD OF REGISTERING A MOLDED LENSLET ARRAY WITH AN ARRAY OF LIGHT EMITTING ELEMENTS

86090	Eastman Kodak Company	US	6842188	10/439,539	5/16/2003	1/11/2005	METHOD FOR SETTING FOCUS OF A MULTICHANNEL PRINTHEAD

86110	Eastman Kodak Company	US	7106962	10/972,806	10/25/2004	9/12/2006	SYNCHRONIZING SHUTTER AND FLASH IN CAMERA

86114	Eastman Kodak Company	US	7178999	10/975,867	10/28/2004	2/20/2007	SHUTTER-OPENING/CLOSING AND SHUTTER-FLASH SYNCHRONIZATION DRIVER FOR DUAL-BLADE SHUTTER IN CAMERA

86166	Eastman Kodak Company	US	7251126	11/020,403	12/22/2004	7/31/2007	ROTATABLY RETRACTABLE IMAGE DISPLAY SYSTEM

86232	Eastman Kodak Company	US	6820982	10/465,503	6/19/2003	11/23/2004	METHOD AND APPARATUS FOR FORMING AN IMAGE ON A CURVED DIFFUSIVE SURFACE

86232	Eastman Kodak Company	US	6869183	10/902,311	7/29/2004	3/22/2005	AN AUTOSTEREOSCOPIC OPTICAL APPARATUS FOR VIEWING A STEREOSCOPIC VIRTUAL IMAGE

86232	Eastman Kodak Company	US	6863404	10/902,327	7/29/2004	3/8/2005	A METHOD FOR PROVIDING A CURVED IMAGE

86234	Eastman Kodak Company	CN	200410062049.6	200410062049.6	6/25/2004	3/26/2008	A DISPLAY APPARATUS

86234	Eastman Kodak Company	EP		04076758.4	6/14/2004		A DISPLAY APPARATUS

86234	Eastman Kodak Company	JP	4344285	2004-186222	6/24/2004	7/17/2009	A DISPLAY APPARATUS

86234	Eastman Kodak Company	US	6839181	10/603,286	6/25/2003	1/4/2005	A DISPLAY APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86236	Eastman Kodak Company	US	7025450	10/731,705	12/9/2003	4/11/2006	A RECORDING ELEMENT PRINTING AND TREATING SYSTEM AND METHOD

86237	Eastman Kodak Company	US	6697093	10/426,579	4/30/2003	2/24/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

86238	Eastman Kodak Company	US	6768503	10/426,591	4/30/2003	7/27/2004	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

86238	Eastman Kodak Company	US	7081910	10/812,547	3/29/2004	7/25/2006	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

86244	Eastman Kodak Company	US	7224379	10/838,032	5/3/2004	5/29/2007	PRINTER USING DIRECT-COUPLED EMISSIVE ARRAY

86246	Eastman Kodak Company	DE	602005013515.4	05757993.0	5/24/2005	3/25/2009	SYSTEM AND DEVICE FOR DETECTING OBJECT TAMPERING

86246	Eastman Kodak Company	FR	1749285	05757993.0	5/24/2005	3/25/2009	SYSTEM AND DEVICE FOR DETECTING OBJECT TAMPERING

86246	Eastman Kodak Company	GB	1749285	05757993.0	5/24/2005	3/25/2009	SYSTEM AND DEVICE FOR DETECTING OBJECT TAMPERING

86246	Eastman Kodak Company	US	7274289	10/854,880	5/27/2004	9/25/2007	SYSTEM AND DEVICE FOR DETECTING OBJECT TAMPERING

86279	Eastman Kodak Company	DE	602004023399.4	04782465.1	8/27/2004	9/30/2009	THERMAL ACTUATOR AND LIQUID DROP EMITTER

86279	Eastman Kodak Company	FR	1658178	04782465.1	8/27/2004	9/30/2009	THERMAL ACTUATOR AND LIQUID DROP EMITTER

86279	Eastman Kodak Company	GB	1658178	04782465.1	8/27/2004	9/30/2009	THERMAL ACTUATOR AND LIQUID DROP EMITTER

86279	Eastman Kodak Company	US	7073890	10/650,874	8/28/2003	7/11/2006	THERMALLY CONDUCTIVE THERMAL ACTUATOR AND LIQUID DROP EMITTER USING SAME

86280	Eastman Kodak Company	US	7011394	10/650,873	8/28/2003	3/14/2006	LIQUID DROP EMITTER WITH REDUCED SURFACE TEMPERATURE ACTUATOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86281	Eastman Kodak Company	DE	602004026182.3	04777455.9	6/29/2004	3/24/2010	A THERMAL ACTUATOR AND LIQUID DROP EMITTER

86281	Eastman Kodak Company	FR	1638778	04777455.9	6/29/2004	3/24/2010	A THERMAL ACTUATOR AND LIQUID DROP EMITTER

86281	Eastman Kodak Company	GB	1638778	04777455.9	6/29/2004	3/24/2010	A THERMAL ACTUATOR AND LIQUID DROP EMITTER

86281	Eastman Kodak Company	US	6848771	10/610,169	6/30/2003	2/1/2005	MULTIPLE PULSE THERMALLY ACTIVATED MULTILAYER MICROACTUATOR

86282	Eastman Kodak Company	DE	602004029164.1	04777072.2	6/25/2004	9/15/2010	LIQUID DROP EMITTER WITH SPLIT THERMO-MECHANICAL ACUTATOR

86282	Eastman Kodak Company	US	7025443	10/608,498	6/27/2003	4/11/2006	LIQUID DROP EMITTER WITH SPLIT THERMO-MECHANICAL ACUTATOR

86282	Eastman Kodak Company	US	7144099	11/294,252	12/5/2005	12/5/2006	LIQUID DROP EMITTER WITH SPLIT THERMO-MECHANICAL ACTUATOR

86287	Eastman Kodak Company	US	6975343	10/760,860	1/20/2004	12/13/2005	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

86294	Eastman Kodak Company	US	6816180	10/429,347	5/5/2003	11/9/2004	AUTHENTICATED IMAGES ON
							LABELS

86306	Eastman Kodak Company	DE	602004004829.1	04076284.1	4/26/2004	2/21/2007	COMPENSATING FOR DROP VOLUME VARIATION IN AN INKJET PRINTER

86306	Eastman Kodak Company	GB	1475233	04076284.1	4/26/2004	2/21/2007	COMPENSATING FOR DROP VOLUME VARIATION IN AN INKJET PRINTER

86306	Eastman Kodak Company	US	6830306	10/430,821	5/6/2003	12/14/2004	COMPENSATING FOR DROP VOLUME VARIATION IN AN INKJET PRINTER

86311	Eastman Kodak Company	JP	4294537	2004-126716	4/22/2004	4/17/2009	FLEXIBLE RESISTIVE TOUCH SCREEN

86311	Eastman Kodak Company	KR	10-1048561	2004-0028365	4/23/2004	7/5/2011	FLEXIBLE RESISTIVE TOUCH SCREEN

86311	Eastman Kodak Company	TW	I329276	093111487	4/23/2004	8/21/2010	FLEXIBLE RESISTIVE TOUCH SCREEN

86311	Eastman Kodak Company	US	7081888	10/422,583	4/24/2003	7/25/2006	FLEXIBLE RESISTIVE TOUCH SCREEN

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86316	Eastman Kodak Company	CN	200480022470.2	200480022470.2	7/20/2004	8/5/2009	SCANNING IRREGULARLY SHAPED DOCUMENTS

86316	Eastman Kodak Company	EP		04757170.8	7/20/2004		SCANNING IRREGULARLY SHAPED
							DOCUMENTS

86316	Eastman Kodak Company	US	7336404	10/633,777	8/4/2003	2/26/2008	A METHOD AND APPARATUS FOR
							SCANNING IRREGULAR SHAPED
							DOCUMENTS

86323	Eastman Kodak Company	DE	602005008406.1	05729450.6	3/22/2005	7/23/2008	INK RECEIVING MATERIAL

86323	Eastman Kodak Company	FR	1729971	05729450.6	3/22/2005	7/23/2008	INK RECEIVING MATERIAL
86323	Eastman Kodak Company	GB	1729971	05729450.6	3/22/2005	7/23/2008	INK RECEIVING MATERIAL
86366	Eastman Kodak Company	US	7459263	10/944,580	9/17/2004	12/2/2008	OPTICAL RECORDING MEDIA WITH
							TRIPLET-SENSITIZED
							ISOMERIZATION

86368	Eastman Kodak Company	DE	602004010392.6	04750644.9	4/26/2004	11/28/2007	WHITE-LIGHT LASER

86368	Eastman Kodak Company	GB	1627453	04750644.9	4/26/2004	11/28/2007	WHITE-LIGHT LASER
86368	Eastman Kodak Company	JP	4401389	2006-532462	4/26/2004	11/6/2009	WHITE-LIGHT LASER

86368	Eastman Kodak Company	US	6807211	10/445,980	5/27/2003	10/19/2004	WHITE-LIGHT LASER

86392	Eastman Kodak Company	US	6939012	10/452,855	6/2/2003	9/6/2005	LASER IMAGE PROJECTOR

86414	Eastman Kodak Company	US	7121203	10/731,335	12/9/2003	10/17/2006	APPARATUS AND METHOD OF
							TREATING A RECORDING ELEMENT

86416	Eastman Kodak Company	US	7473448	11/318,403	12/23/2005	1/6/2009	PHOTOALIGNMENT OF LIQUID
							CRYSTALS USING
							POLY(VINYLSTILBAZOLIUM)
							POLYMERS

86445	Eastman Kodak Company	US	6988688	10/637,198	8/8/2003	1/24/2006	WEB WINDING APPARATUS HAVING
							TRAVELING GIMBALED CINCH
							ROLLER AND WINDING METHOD

86456	Eastman Kodak Company	US	6750435	09/960,629	9/21/2001	6/15/2004	LENS FOCUSING DEVICE, SYSTEM
							AND METHOD FOR USE WITH
							MULTIPLE LIGHT WAVELENGTHS

86457	Eastman Kodak Company	US	6554504	09/777,396	2/5/2001	4/29/2003	DISTRIBUTED DIGITALFILM
							PROCESSING SYSTEM AND METHOD

86460	Eastman Kodak Company	US	7016080	09/960,239	9/21/2001	3/21/2006	METHOD AND SYSTEM FOR
							IMPROVING SCANNED IMAGE DETAIL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86468	Eastman Kodak Company	US	6987892	10/126,987	4/19/2002	1/17/2006	METHOD, SYSTEM AND SOFTWARE
							FOR CORRECTING IMAGE DEFECTS

86471	Eastman Kodak Company	US	6069714	08/979,038	11/26/1997	5/30/2000	METHOD AND APPARATUS FOR
							REDUCING NOISE IN ELECTRONIC
							FILM DEVELOPMENT

86472	Eastman Kodak Company	US	6442301	08/999,421	12/29/1997	8/27/2002	APPARATUS AND METHOD FOR
							DEFECT CHANNEL NULLING

86473	Eastman Kodak Company	US	6380539	09/012,255	1/23/1998	4/30/2002	FOUR COLOR TRILINEAR CCD
							SCANNING

86474	Eastman Kodak Company	TW	127264	88103883	3/15/1999	6/7/2001	IMAGE DEFECT CORRECTION IN
							TRANSFORM SPACE

86474	Eastman Kodak Company	US	6393160	09/264,773	3/9/1999	5/21/2002	IMAGE DEFECT CORRECTION IN
							TRANSFORM SPACE

86476	Eastman Kodak Company	TW	119434	88101711	2/4/1999	1/4/2001	MULTILINEAR ARRAY SENSOR WITH AN INFRARED LINE

86476	Eastman Kodak Company	US	6590679	09/237,706	1/26/1999	7/8/2003	MULTILINEAR ARRAY SENSOR WITH AN INFRARED LINE

86478	Eastman Kodak Company	US	6075590	09/256,120	2/24/1999	6/13/2000	REFLECTION INFRARED SURFACE
							DEFECT CORRECTION

86478	Eastman Kodak Company	US	6195161	09/506,889	2/18/2000	2/27/2001	APPARATUS FOR REFLECTION
							INFRARED SURFACE DEFECT
							CORRECTION AND PRODUCT
							THEREFROM

86479	Eastman Kodak Company	US	6594041	09/196,208	11/20/1998	7/15/2003	LOG TIME PROCESSING STITCHING SYSTEM

86483	Eastman Kodak Company	TW	145573	89101941	2/3/2000	3/22/2002	APPARATUS AND METHODS FOR
							CAPTURING DEFECT DATA

86483	Eastman Kodak Company	US	6437358	09/244,196	2/4/1999	8/20/2002	APPARATUS AND METHODS FOR
							CAPTURING DEFECT DATA

86485	Eastman Kodak Company	TW	151683	89107922	4/26/2000	6/28/2002	METHOD AND APPARATUS FOR
							CAPTURING DEFECT DATA

86485	Eastman Kodak Company	US	6792162	09/551,486	4/18/2000	9/14/2004	METHOD AND APPARATUS TO
							AUTOMATICALLY ENHANCE THE
							QUALITY OF DIGITAL IMAGES BY
							MEASURING GRAIN TRACE
							MAGNITUDES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86486	Eastman Kodak Company	US	6788335	09/746,859	12/21/2000	9/7/2004	PULSED ILLUMINATION SIGNAL MODULATION CONTROL AND ADJUSTMENT METHOD AND SYSTEM

86496	Eastman Kodak Company	US	6924911	09/686,336	10/11/2000	8/2/2005	METHOD AND SYSTEM FOR MULTI- SENSOR SIGNAL DETECTION

86498	Eastman Kodak Company	US	6498867	09/686,719	10/10/2000	12/24/2002	METHOD AND APPARATUS FOR DIFFERENTIAL ILLUMINATION IMAGE-CAPTURING AND DEFECT HANDLING

86503	Eastman Kodak Company	US	6683995	09/735,238	12/12/2000	1/27/2004	METHOD TO CORRECT LARGE DEFECTS IN DIGITAL IMAGES BY HEALING ACROSS DEFECTIVE PIXELS

86504	Eastman Kodak Company	US	6487321	09/662,774	9/15/2000	11/26/2002	METHOD AND SYSTEM FOR ALTERING DEFECTS IN A DIGITAL IMAGE

86504	Eastman Kodak Company	US	6650789	10/052,600	1/18/2002	11/18/2003	METHOD AND SYSTEM FOR ALTERING DEFECTS IN A DIGITAL IMAGE

86506	Eastman Kodak Company	US	6704458	09/735,118	12/12/2000	3/9/2004	METHOD AND APPARATUS FOR CORRECTING HEAVILY DAMAGED IMAGES

86507	Eastman Kodak Company	US	6614946	09/679,990	10/5/2000	9/2/2003	SYSTEM AND METHOD FOR CORRECTING DEFECTS IN DIGITAL IMAGES THROUGH SELECTIVE FILL-IN FROM SURROUNDING AREAS

86508	Eastman Kodak Company	US	6628884	09/730,332	12/5/2000	9/30/2003	DIGITAL FILM PROCEESING SYSTEM USING A LIGHT TRANSFER DEVICE

86508	Eastman Kodak Company	US	6888997	10/660,214	9/11/2003	5/3/2005	LIGHT TRANSFER DEVICE AND SYSTEM

86510	Eastman Kodak Company	US	6720560	09/702,388	10/31/2000	4/13/2004	METHOD AND APPARATUS FOR SCANNING IMAGES

86514	Eastman Kodak Company	US	6711302	09/675,416	9/29/2000	3/23/2004	METHOD AND SYSTEM FOR ALTERING DEFECTS IN A DIGITAL IMAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86517	Eastman Kodak Company	US	6862117	09/702,546	10/31/2000	3/1/2005	METHOD AND APPARATUS FOR REDUCING THE EFFECT OF BLEED-THROUGH ON CAPTURED IMAGES

86518	Eastman Kodak Company	US	6864973	09/751,119	12/28/2000	3/8/2005	METHOD AND APPARATUS TO PRE-SCAN FILM AND PRE-TREAT FILM FOR IMPROVED DIGITAL FILM PROCESSING HANDLING

86523	Eastman Kodak Company	US	6447178	09/752,155	12/29/2000	9/10/2002	SYSTEM, METHOD AND APPARATUS FOR PROVIDING MULTIPLE EXTRUSION WIDTHS

86536	Eastman Kodak Company	US	7215880	10/979,028	11/1/2004	5/8/2007	A ONE-TIME-USE CAMERA

86552	Eastman Kodak Company	US	6912039	10/660,340	9/11/2003	6/28/2005	METHOD FOR STAGING MOTION PICTURE CONTENT BY EXHIBITOR

86568	Eastman Kodak Company	US	7273643	10/602,430	6/24/2003	9/25/2007	AN ARTICLE HAVING MULTIPLE SPECTRAL DEPOSITS

86572	Eastman Kodak Company	US	6942175	10/460,552	6/12/2003	9/13/2005	WINDING APPARATUS HAVING BERNOULLI GUIDE CHUTE LEADING INTO ROLLER-CORE NIP AND METHOD

86581	Eastman Kodak Company	US	7249853	11/105,766	4/13/2005	7/31/2007	UNPOLISHED ELEMENT WITH PERIODIC SURFACE ROUGHNESS

86596	Eastman Kodak Company	CN	200410061743.6	200410061743.6	6/30/2004	9/21/2007	PROVIDING AN ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE WITH ETCHED REGION IN DIELECTRIC STACK

86596	Eastman Kodak Company	DE	602004005781.9	04012029.7	5/21/2004	4/11/2007	PROVIDING AN ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE WITH ETCHED REGION IN DIELECTRIC STACK

86596	Eastman Kodak Company	FR	1494326	04012029.7	5/21/2004	4/11/2007	PROVIDING AN ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE WITH ETCHED REGION IN DIELECTRIC STACK

86596	Eastman Kodak Company	GB	1494326	04012029.7	5/21/2004	4/11/2007	PROVIDING AN ORGANIC VERTICAL CAVITY LASER ARRAY DEVICE WITH ETCHED REGION IN DIELECTRIC STACK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86596	Eastman Kodak Company	JP	4584633	2004-190291	6/28/2004	9/10/2010	PROVIDING AN ORGANIC VERTICAL
							CAVITY LASER ARRAY DEVICE WITH
							ETCHED REGION IN DIELECTRIC
							STACK

86596	Eastman Kodak Company	KR	10-1045726	10-2004-0049691 6/29/2004		6/24/2011	PROVIDING AN ORGANIC VERTICAL
							CAVITY LASER ARRAY DEVICE WITH
							ETCHED REGION IN DIELECTRIC
							STACK

86596	Eastman Kodak Company	TW	I333699	093119124	6/29/2004	11/21/2010	PROVIDING AN ORGANIC VERTICAL
							CAVITY LASER ARRAY DEVICE WITH
							ETCHED REGION IN DIELECTRIC
							STACK

86596	Eastman Kodak Company	US	6790696	10/609,922	6/30/2003	9/14/2004	PROVIDING AN ORGANIC VERTICAL
							CAVITY LASER ARRAY DEVICE WITH
							ETCHED REGION IN DIELECTRIC
							STACK

86617	Eastman Kodak Company	US	6812949	10/640,910	8/14/2003	11/2/2004	AN IMAGING APPARATUS AND
							METHOD FOR EXPOSING A
							PHOTOSENSITIVE MATERIAL

86623	Eastman Kodak Company	US	7255912	10/669,181	9/23/2003	8/14/2007	ANTISTATIC CONDUCTIVE GRID
							PATTERN WITH INTEGRAL LOGO

86624	Eastman Kodak Company	US	7083885	10/668,386	9/23/2003	8/1/2006	TRANSPARENT INVISIBLE
							CONDUCTIVE GRID

86624	Eastman Kodak Company	US	7153620	10/839,935	5/6/2004	12/26/2006	TRANSPARENT INVISIBLE
							CONDUCTIVE GRID

86650	Eastman Kodak Company	US	6886940	10/650,556	8/28/2003	5/3/2005	AUTOSTEREOSCOPIC DISPLAY FOR
							MULTIPLE VIEWERS

86650	Eastman Kodak Company	US	6893129	10/940,034	9/14/2004	5/17/2005	AUTOSTEREOSCOPIC DISPLAY FOR
							MULTIPLE VIEWERS

86650	Eastman Kodak Company	US	6871957	10/940,069	9/14/2004	3/29/2005	AUTOSTEREOSCOPIC DISPLAY FOR
							MULTIPLE VIEWERS

86654	Eastman Kodak Company	DE	602004022581.9	04800672.0	11/3/2004	8/12/2009	DISPLAY SYSTEM INCORPORATINAG TRILINEAR ELECTROMECHANICAL GRATING DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86654	Eastman Kodak Company	FR	1690424	04800672.0	11/3/2004	8/12/2009	DISPLAY SYSTEM INCORPORATINAG TRILINEAR ELECTROMECHANICAL GRATING DEVICE

86654	Eastman Kodak Company	GB	1690424	04800672.0	11/3/2004	8/12/2009	DISPLAY SYSTEM INCORPORATINAG TRILINEAR ELECTROMECHANICAL GRATING DEVICE

86654	Eastman Kodak Company	JP	4589338	2006-542583	11/3/2004	9/17/2010	DISPLAY SYSTEM INCORPORATINAG TRILINEAR ELECTROMECHANICAL GRATING DEVICE

86654	Eastman Kodak Company	US	7274500	10/726,459	12/3/2003	9/25/2007	DISPLAY SYSTEM INCORPORATING TRILINEAR ELECTROMECHANICAL GRATING DEVICE

86660	Eastman Kodak Company	US	7301971	10/638,865	8/11/2003	11/27/2007	A METHOD AND APPARATUS FOR CONTINUOUS SYNCHRONIZATION OF A PLURALITY OF ASYNCHRONOUS DATA SOURCES

86662	Eastman Kodak Company	CN	200480032320.3	200480032820.3	11/4/2004	12/24/2008	HIGH-SPEED PULSE WIDTH MODULATION FOR LIGHT MODULATORS

86662	Eastman Kodak Company	US	7148910	10/702,854	11/6/2003	12/12/2006	HIGH-SPEED PULSE WIDTH MODULATION SYSTEM AND METHOD FOR LINEAR ARRAY SPATIAL LIGHT MODULATORS

86674	Eastman Kodak Company	US	7300138	10/935,339	9/7/2004	11/27/2007	REPLACEABLE INK CONTAINER FOR INKJET PRINTER

86675	Eastman Kodak Company	US	7210771	10/939,757	9/13/2004	5/1/2007	INK DELIVERY SYSTEM WITH PRINT CARTRIDGE CONTAINER AND RESERVOIR APPARATUS AND METHOD

86675	Eastman Kodak Company	US	7004574	11/028,920	1/4/2005	2/28/2006	INK DELIVERY SYSTEM INCLUDING A PULSATION DAMPENER

86676	Eastman Kodak Company	US	7033741	10/944,569	9/17/2004	4/25/2006	METHOD OF CONVERTING A RECORDING ELEMENT

86697	Eastman Kodak Company	DE	602007022450.0	07755138.0	4/11/2007	5/2/2012	SLIPPING LAYER FOR DYE-DONOR ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86697	Eastman Kodak Company	EP		12154133.8	4/11/2007		SLIPPING LAYER FOR DYE-DONOR ELEMENT

86697	Eastman Kodak Company	GB	2010395	07755138.0	4/11/2007	5/2/2012	SLIPPING LAYER FOR DYE-DONOR ELEMENT

86697	Eastman Kodak Company	JP	5055358	2009-506509	4/11/2007	8/3/2012	SLIPPING LAYER FOR DYE-DONOR ELEMENT

86697	Eastman Kodak Company	US	7078366	10/614,379	7/7/2003	7/18/2006	SLIPPING LAYER CONTAINING WAX MIXTURE FOR DYE-DONOR ELEMENT USED IN THERMAL DYE TRANSFER

86697	Eastman Kodak Company	US	7501382	11/406,178	4/18/2006	3/10/2009	SLIPPING LAYER FOR DYE-DONOR ELEMENT USED IN THERMAL DYE TRANSFER

86698	Eastman Kodak Company	DE	602004007804.2	04755786.3	6/21/2004	7/25/2007	THERMAL DYE TRANSFER DONOR ELEMENT HAVING A SLIPPING LAYER

86698	Eastman Kodak Company	GB	1641625	04755786.3	6/21/2004	7/25/2007	THERMAL DYE TRANSFER DONOR ELEMENT HAVING A SLIPPING LAYER

86698	Eastman Kodak Company	JP	4638426	2006-518662	6/21/2004	12/3/2010	THERMAL DYE TRANSFER DONOR ELEMENT HAVING A SLIPPING LAYER

86698	Eastman Kodak Company	US	7109147	10/614,600	7/7/2003	9/19/2006	SLIPPING LAYER CONTAINING A BRANCHED OLEFIN FOR A DYE- DONOR ELEMENT USED IN THERMAL DYE TRANSFER

86728	Eastman Kodak Company	US	7234787	10/935,343	9/7/2004	6/26/2007	LIQUID LEVEL DETECTION METHOD AND APPARATUS

86730	Eastman Kodak Company	US	6866365	10/816,250	4/1/2004	3/15/2005	BI-DIRECTIONAL COLOR PRINTER AND METHOD OF PRINTING

86741	Eastman Kodak Company	US	7292614	10/668,415	9/23/2003	11/6/2007	ORGANIC LASER AND LIQUID CRYSTAL DISPLAY

86742	Eastman Kodak Company	US	7424781	10/753,244	1/8/2004	9/16/2008	A MEDIA DRYING SYSTEM AND METHOD

86745	Eastman Kodak Company	US	7241003	10/753,245	1/8/2004	7/10/2007	MEDIA DRYING SYSTEM HAVING A HEATED SURFACE AND A DIRECTED GAS FLOW

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86750	Eastman Kodak Company	DE	602004033800.1	04798494.3	11/12/2004	8/3/2011	PHOTOGRAPHIC MATERIALS HAVING IMPROVED KEEPING PROPERTIES

86750	Eastman Kodak Company	US	7351523	10/596,190	11/12/2004	4/1/2008	PHOTOGRAPHIC MATERIALS HAVING IMPROVED KEEPING PROPERTIES

86794	Eastman Kodak Company	US	6604869	10/062,997	2/2/2002	8/12/2003	FILM PROCESSOR EFFLUENT HANDLING SYSTEM

86795	Eastman Kodak Company	US	6598953	10/032,920	12/28/2001	7/29/2003	METHOD FOR JUDGING IMAGE QUALITY USING HUMAN-READABLE DEFECT-SENSITIVE PATTERNS

86798	Eastman Kodak Company	EP		03704038.3	1/27/2003		METHOD AND APPARATUS FOR APPLYING A MATTE FINISH TO PHOTOGRAPHS AND ARTICLES

86798	Eastman Kodak Company	JP	4256784	2003-565869	1/27/2003	2/6/2009	METHOD AND APPARATUS FOR APLYING A MATTE FINISH TO P HOTOGRAPHS AND ARTICLE

86798	Eastman Kodak Company	US	6769467	10/066,235	2/2/2002	8/3/2004	METHOD AND APPARATUS FOR APPLYING A MATTE FINISH TO P HOTOGRAPHS AND ARTICLES

86800	Eastman Kodak Company	US	6843297	10/038,743	12/31/2001	1/18/2005	LAMINATE CARTRIDGE

86800	Eastman Kodak Company	US	7464740	10/936,909	9/9/2004	12/16/2008	LAMINATE CARTRIDGE

86803	Eastman Kodak Company	US	6088136	08/907,955	8/11/1997	7/11/2000	METHOD FOR PRODUCING INDEX PRINTS

86823	Eastman Kodak Company	US	7166407	10/687,939	10/17/2003	1/23/2007	IMAGING ELEMENT HAVING PROTECTIVE OVERCOAT LAYERS

86869	Eastman Kodak Company	DE	69321390.6	93302897.9	4/14/1993	10/7/1998	SYSTEM AND METHOD FOR IMAGE RECOVERY

86869	Eastman Kodak Company	GB	0569142	93302897.9	4/14/1993	10/7/1998	SYSTEM AND METHOD FOR IMAGE RECOVERY

86869	Eastman Kodak Company	JP	2559970	05-077867	4/5/1993	9/5/1996	SYSTEM AND METHOD FOR IMAGE RECOVERY

86869	Eastman Kodak Company	NL	0569142	93302897.9	4/14/1993	10/7/1998	SYSTEM AND METHOD FOR IMAGE RECOVERY

86869	Eastman Kodak Company	SG	43734	9600328-0	4/14/1993	4/17/2001	SYSTEM AND METHOD FOR IMAGE RECOVERY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86876	Eastman Kodak Company	US	7141350	10/667,796	9/22/2003	11/28/2006	ARTICLE OF MANUFACTURE HAVING A PERFORMANCE VERIFICATION INDICATOR

86880	Eastman Kodak Company	US	7492395	10/666,388	9/19/2003	2/17/2009	METHOD OF PROVIDING PHOTOFINISHING SERVICES USING RECYCLED DIGITAL CAMERA

86880	Eastman Kodak Company	US	7724288	10/895,565	7/21/2004	5/25/2010	METHOD OF PROVIDING PHOTOFINISHING SERVICES

86918	Eastman Kodak Company	US	8075963	11/349,374	2/7/2006	12/13/2011	MATERIAL FOR FORMING IMAGES BY INKJET PRINTING

86924	Eastman Kodak Company	US	7150901	10/729,206	12/5/2003	12/19/2006	PLASMA TREATMENT OF POROUS INKJET RECEIVERS

86944	Eastman Kodak Company	DE	60003852.1	00986609.6	12/18/2000	7/9/2003	ON DEMAND TECHNIQUES FOR USING DATA ASSOCIATED WITH A DIGITAL IMAGE SUITABLE FOR RASTERIZATION AT ANY RESOLUTION

86944	Eastman Kodak Company	FR	1242974	00986609.6	12/18/2000	7/9/2003	ON DEMAND TECHNIQUES FOR USING DATA ASSOCIATED WITH A DIGITAL IMAGE SUITABLE FOR RASTERIZATION AT ANY RESOLUTION

86944	Eastman Kodak Company	GB	1242974	00986609.6	12/18/2000	7/9/2003	ON DEMAND TECHNIQUES FOR USING DATA ASSOCIATED WITH A DIGITAL IMAGE SUITABLE FOR RASTERIZATION AT ANY RESOLUTION

86944	Eastman Kodak Company	IT	1242974	00986609.6	12/18/2000	7/9/2003	ON DEMAND TECHNIQUES FOR USING DATA ASSOCIATED WITH A DIGITAL IMAGE SUITABLE FOR RASTERIZATION AT ANY RESOLUTION

86944	Eastman Kodak Company	JP	4669183	2001-546062	12/18/2000	1/21/2011	TECHNIQUES FOR USING DATA ASSOCIATED WITH A DIGITAL IMAGE SUITABLE FOR RASTERIZATION AT ANY RESOLUTION ON DEMAND

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
86946	Eastman Kodak Company	US	7382380	09/724,658	11/28/2000	6/3/2008	ON DEMAND TECHNIQUES FOR USING DATA ASSOCIATED WITH A DIGITAL IMAGE SUITABLE FOR RASTERIZATION AT ANY RESOLUTION

86958	Eastman Kodak Company	US	D438874	29/114,169	11/17/1999	3/13/2001	COMPUTER ICON FOR A DISPLAY PANEL

86959	Eastman Kodak Company	US	D439912	29/114,170	11/17/1999	4/3/2001	COMPUTER ICON FOR A DISPLAY PANEL

86960	Eastman Kodak Company	US	D470858	29/114,098	11/17/1999	2/25/2003	SET OF COMPUTER ICONS FOR A DISPLAY PANEL

86963	Eastman Kodak Company	EP		07839074.7	9/28/2007		AIR DEFLECTED DROP LIQUID PATTERN DEPOSITION

86963	Eastman Kodak Company	US	7303265	11/539,187	10/6/2006	12/4/2007	AIR DEFLECTED DROP LIQUID PATTERN DEPOSITION APPARATUS AND METHODS

86991	Eastman Kodak Company	US	7135433	10/729,215	12/5/2003	11/14/2006	THERMAL PRINT ASSEMBLY

86994	Eastman Kodak Company	JP	4425273	2006-526134	8/27/2004	12/18/2009	AUTOSTEREOSCOPIC OPTICAL APPARATUS

86994	Eastman Kodak Company	US	6834961	10/662,208	9/12/2003	12/28/2004	AUTOSTEREOSCOPIC OPTICAL APPARATUS

86994	Eastman Kodak Company	US	6871956	10/827,043	4/19/2004	3/29/2005	AUTOSTEREOSCOPIC OPTICAL APPARATUS

87004	Eastman Kodak Company	US	7083836	10/705,057	11/10/2003	8/1/2006	INK JET RECORDING ELEMENT AND PRINTING METHOD

87035	Eastman Kodak Company	US	7113197	10/745,195	12/23/2003	9/26/2006	METHOD OF THERMAL PRINTING

87036	Eastman Kodak Company	US	7226890	10/744,845	12/23/2003	6/5/2007	THERMAL PRINTING RIBBON

87038	Eastman Kodak Company	DE	602004006303.7	04803480.5	12/3/2004	5/2/2007	INKJET RECORDING ELEMENT

87038	Eastman Kodak Company	US	7632555	10/583,528	12/3/2004	12/15/2009	INKJET RECORDING ELEMENT

87052	Eastman Kodak Company	US	7269345	11/021,131	12/22/2004	9/11/2007	CONTROLLING PHOTOFINISHING USING DATA FRAME DESIGNATED PHOTOFINISHING SUBCHANNELS

87065	Eastman Kodak Company	DE	602004024914.9	04796101.6	10/22/2004	12/30/2009	TRACKING AN IMAGE-RECORDING MEDIUM

87065	Eastman Kodak Company	GB	1680709	04796101.6	10/22/2004	12/30/2009	TRACKING AN IMAGE-RECORDING MEDIUM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87065	Eastman Kodak Company	US	7403708	10/700,747	11/4/2003	7/22/2008	TRACKING AN IMAGE-RECORDING MEDIUM USING AN IDENTIFYING MARK AND FILM ENCODEMENT

87072	Eastman Kodak Company	US	7192680	10/688,088	10/17/2003	3/20/2007	METHOD OF COATING A MULTILAYERED ELEMENT

87080	Eastman Kodak Company	US	7217504	11/215,497	8/30/2005	5/15/2007	METHOD OF IMAGING

87082	Eastman Kodak Company	DE	602005003928.7	05723445.2	2/22/2005	12/19/2007	INKJET RECORDING ELEMENT AND METHOD

87082	Eastman Kodak Company	US	7718236	10/795,836	3/8/2004	5/18/2010	INKJET RECORDING ELEMENT AND METHOD

87093	Eastman Kodak Company	DE	602005002021.7	05705057.7	1/5/2005	8/15/2007	TILED PROJECTION DISPLAY USING SPATIAL LIGHT MODULATORS

87093	Eastman Kodak Company	JP	4644209	2006-551109	1/5/2005	12/10/2010	TILED PROJECTION DISPLAY USING SPATIAL LIGHT MODULATORS

87093	Eastman Kodak Company	US	6863400	10/761,507	1/21/2004	3/8/2005	TILED PROJECTION DISPLAY USING SPATIAL LIGHT MODULATORS

87095	Eastman Kodak Company	US	6902277	10/752,338	1/6/2004	6/7/2005	A HOUSING FOR A SPATIAL LIGHT MODULATOR

87099	Eastman Kodak Company	US	7306777	10/737,455	12/16/2003	12/11/2007	ANTIMICROBIAL COMPOSITION

87107	Eastman Kodak Company	DE	602005012840.9	05794080.1	9/1/2005	2/18/2009	SOLUBILIZED DYES FOR INKS

87107	Eastman Kodak Company	FR	1786876	05794080.1	9/1/2005	2/18/2009	SOLUBILIZED DYES FOR INKS

87107	Eastman Kodak Company	GB	1786876	05794080.1	9/1/2005	2/18/2009	SOLUBILIZED DYES FOR INKS

87107	Eastman Kodak Company	US	7056375	10/935,599	9/7/2004	6/6/2006	SOLUBILIZED DYES FOR INKS

87117	Eastman Kodak Company	EP		04796260.0	10/25/2004		LASER PROJECTOR HAVING SILHOUETTE BLANKING

87117	Eastman Kodak Company	JP	4857120	2006-542570	10/25/2004	11/4/2011	LASER PROJECTOR HAVING
							SILHOUETTE BLANKING

87117	Eastman Kodak Company	US	6984039	10/725,179	12/1/2003	1/10/2006	LASER PROJECTOR HAVING SILHOUETTE BLANKING FOR OBJECTS IN THE OUTPUT LIGHT PATH

87125	Eastman Kodak Company	US	7029099	10/697,595	10/30/2003	4/18/2006	METHOD OF PRODUCING INK JET CHAMBERS USING PHOTO-IMAGEABLE MATERIALS

87126	Eastman Kodak Company	US	7191520	10/795,050	3/5/2004	3/20/2007	METHOD OF OPTIMIZING INKJET PRINTHEADS USING A PLASMA-ETCHING PROCESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87136	Eastman Kodak Company	CN	200580010235.8	200580010235.8	3/22/2005	8/20/2008	ELECTROWETTING DISPLAY ELEMENT

87136	Eastman Kodak Company	DE	602005002043.8	05729449.8	3/22/2005	8/15/2007	DISPLAY ELEMENT

87136	Eastman Kodak Company	GB	1730575	05729449.8	3/22/2005	8/15/2007	DISPLAY ELEMENT

87136	Eastman Kodak Company	JP	4594378	2007-505613	3/22/2005	9/24/2010	ELECTROWETTING DISPLAY ELEMENT

87168	Eastman Kodak Company	US	7331650	10/820,593	4/8/2004	2/19/2008	PRINTHEAD HAVING A REMOVABLE NOZZLE PLATE

87194	Eastman Kodak Company	DE	602005003849.3	05785546.2	9/2/2005	12/12/2007	MOLECULAR IMPRINTED INORGANIC POLYMERS FOR INKJET APPLICATION

87194	Eastman Kodak Company	FR	1791890	05785546.2	9/2/2005	12/12/2007	MOLECULAR IMPRINTED INORGANIC POLYMERS FOR INKJET APPLICATION

87194	Eastman Kodak Company	GB	1791890	05785546.2	9/2/2005	12/12/2007	MOLECULAR IMPRINTED INORGANIC POLYMERS FOR INKJET APPLICATION

87194	Eastman Kodak Company	JP	4874974	2007-530629	9/2/2005	12/2/2011	MOLECULAR IMPRINTED INORGANIC POLYMERS FOR INKJET APPLICATION

87194	Eastman Kodak Company	US	7923082	11/574,740	9/2/2005	4/12/2011	MOLECULAR IMPRINTED MATERIAL AND INKJET RECORDING ELEMENT COMPRISING SAID MOLECULAR IMPRINTED MATERIAL

87225	Eastman Kodak Company	US	7330561	10/717,291	11/19/2003	2/12/2008	OPTIMAL TEMPLATES FOR IMAGE DATA EMBEDDING

87258	Eastman Kodak Company	US	7329434	11/064,372	2/23/2005	2/12/2008	POLARIZING LAYER WITH ADHERENT PROTECTIVE LAYER

87261	Eastman Kodak Company	DE	602005002474.3	05735474.8	4/12/2005	9/12/2007	INK JET INK SET

87261	Eastman Kodak Company	FR	1740662	05735474.8	4/12/2005	9/12/2007	INK JET INK SET

87261	Eastman Kodak Company	GB	1740662	05735474.8	4/12/2005	9/12/2007	INK JET INK SET

87261	Eastman Kodak Company	US	7033425	10/824,693	4/15/2004	4/25/2006	INK JET INK SET

87270	Eastman Kodak Company	US	6866715	10/765,555	1/27/2004	3/15/2005	GRAVURE METHOD AND APPARATUS FOR COATING A LIQUID REACTIVE TO THE ATMOSPHERE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87278	Eastman Kodak Company	US	7428084	10/763,599	1/23/2004	9/23/2008	A SCANNER WITH REMOVABLE IMAGE GUIDES

87286	Eastman Kodak Company	US	7271378	10/736,340	12/15/2003	9/18/2007	AMBIENT LIGHT DETECTION CIRCUIT

87290	Eastman Kodak Company	US	7569254	11/208,564	8/22/2005	8/4/2009	NANOCOMPOSITE MATERIALS COMPRISING HIGH LOADINGS OF FILLER MATERIALS AND AN IN-SITU METHOD OF MAKING SUCH MATERIALS

87291	Eastman Kodak Company	US	7252865	10/945,305	9/20/2004	8/7/2007	PROTECTIVE FILMS CONTAINING COMPATIBLE PLASTICIZER COMPOUNDS USEFUL IN POLARIZING PLATES FOR DISPLAYS AND THEIR METHOD OF MANUFACTURE

87315	Eastman Kodak Company	US	7261396	10/903,047	10/14/2004	8/28/2007	CONTINUOUS INKJET PRINTER HAVING ADJUSTABLE DROP PLACEMENT

87315	Eastman Kodak Company	US	7748829	11/776,749	7/12/2007	7/6/2010	ADJUSTABLE DROP PLACEMENT PRINTING METHOD

87318	Eastman Kodak Company	US	7824017	12/272,860	11/18/2008	11/2/2010	APPARATUS AND METHOD OF
							CONTROLLING TEMPERATURES IN
							EJECTION MECHANISMS

87338	Eastman Kodak Company	DE	602005011104.2	05706924.7	1/19/2005	11/19/2008	INKJET RECORDING ELEMENT

87338	Eastman Kodak Company	FR	0400979	0400979	2/3/2004	10/27/2006	MATERIAL INTENDED FOR FORMING IMAGES BY INKJET PRINTING MATERIAU DESTINE A LA FORMATION D’IMAGES PAR IMPRESSION PAR JET D’ENCRE

87338	Eastman Kodak Company	FR	1711346	05706924.7	1/19/2005	11/19/2008	INKJET RECORDING ELEMENT

87338	Eastman Kodak Company	GB	1711346	05706924.7	1/19/2005	11/19/2008	INKJET RECORDING ELEMENT

87338	Eastman Kodak Company	US	7767281	10/597,655	1/19/2005	8/3/2010	INKJET RECORDING ELEMENT

87382	Eastman Kodak Company	US	6129464	09/219,999	12/23/1998	10/10/2000	PRINTER DEVICE, AND A SYSTEM HAVING THE PRINTING DEVICE AND AN IMAGE PROCESSING DEVICE

87401	Eastman Kodak Company	TW		096149081	12/20/2007		THERMAL PRINTER WITH TWO PRINT HEADS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87401	Eastman Kodak Company	US	7508404	11/643,272	12/21/2006	3/24/2009	THERMAL PRINTER WITH TWO PRINT HEADS

87435	Eastman Kodak Company	US	7519280	11/475,696	6/27/2006	4/14/2009	APPARATUS AND METHOD OF REMOVING CARRIER FROM A RECORDING ELEMENT

87437	Eastman Kodak Company	US	7078368	10/783,411	2/20/2004	7/18/2006	THERMAL-DYE-TRANSFER MEDIA FOR LABELS COMPRISING POLY(LACTIC ACID) AND METHOD OF MAKING THE SAME

87452	Eastman Kodak Company	TW	I358229	093139262	12/17/2004	2/11/2012	A METHOD AND SYSTEM FOR PRESERVING THE CREATIVE INTENT WITHIN A MOTION PICTURE PRODUCTION CHAIN

87452	Eastman Kodak Company	US	6972828	10/740,324	12/18/2003	12/6/2005	A METHOD AND SYSTEM FOR PRESERVING THE CREATIVE INTENT WITHIN A MOTION PICTURE PRODUCTION CHAIN

87452	Eastman Kodak Company	US	7583355	11/143,168	6/2/2005	9/1/2009	A METHOD AND SYSTEM FOR PRESERVING THE CREATIVE INTENT WITHIN A MOTION PICTURE PRODUCTION CHAIN

87452	Eastman Kodak Company	US	7782439	12/465,674	5/14/2009	8/24/2010	A METHOD AND SYSTEM FOR PRESERVING THE CREATIVE INTENT WITHIN A MOTION PICTURE PRODUCTION CHAIN

87471	Eastman Kodak Company	US	7361275	10/823,443	4/13/2004	4/22/2008	USE OF DERIVATIZED NANOPARTICLES TO MINIMIZE GROWTH OF MICRO-ORGANISMS IN HOT FILLED DRINKS

87472	Eastman Kodak Company	US	7258786	10/823,446	4/13/2004	8/21/2007	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7357863	10/936,929	9/9/2004	4/15/2008	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7344642	10/945,066	9/20/2004	3/18/2008	FILTER ASSEMBLY FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87472	Eastman Kodak Company	US	7384545	10/985,377	11/10/2004	6/10/2008	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7381334	10/985,378	11/10/2004	6/3/2008	METHOD FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7347946	10/985,393	11/10/2004	3/25/2008	METHOD FOR INHIBITING MICROBIAL GROWTH I LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7258804	11/449,101	6/8/2006	8/21/2007	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7258916	11/449,103	6/8/2006	8/21/2007	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7258787	11/449,425	6/8/2006	8/21/2007	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87472	Eastman Kodak Company	US	7309462	11/449,654	6/8/2006	12/18/2007	CONTAINER FOR INHIBITING MICROBIAL GROWTH IN LIQUID NUTRIENTS

87480	Eastman Kodak Company	CN	ZL200580039547.1	200580039547.1	11/14/2005	2/2/2011	FLUID EJECTION DEVICE NOZZLE ARRAY CONFIGURATION

87480	Eastman Kodak Company	EP		05823047.5	11/14/2005		FLUID EJECTION DEVICE NOZZLE ARRAY CONFIGURATION

87480	Eastman Kodak Company	US	7350902	10/992,311	11/18/2004	4/1/2008	FLUID EJECTION DEVICE NOZZLE ARRAY CONFIGURATION

87484	Eastman Kodak Company	US	6917758	10/742,167	12/19/2003	7/12/2005	METHOD OF IMAGE COMPENSATION FOR WATERMARKED FILM

87485	Eastman Kodak Company	CN	200580009908.8	200580009908.8	3/31/2005	5/12/2010	DEPOSITION OF UNIFORM LAYER OF PARTICULATE MATERIAL

87485	Eastman Kodak Company	KR	10-1054129	2006-7020502	3/31/2005	7/28/2011	DEPOSITION OF UNIFORM LAYER OF PARTICULATE MATERIAL

87485	Eastman Kodak Company	TW	I360443	094110061	3/30/2005	3/21/2012	PROCESS FOR THE DEPOSITION OF UNIFORM LAYER OF PARTICULATE MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87485	Eastman Kodak Company	US	7223445	10/815,026	3/31/2004	5/29/2007	PROCESS FOR THE DEPOSITION OF UNIFORM LAYER OF PARTICULATE MATERIAL

87486	Eastman Kodak Company	CN	200580010374.0	200580010374.0	3/31/2005	9/23/2009	PROCESS FOR THE SELECTIVE DEPOSITION OF PARTICULATE MATERIAL

87486	Eastman Kodak Company	TW	I342229	094110056	3/30/2005	5/21/2011	PROCESS FOR THE SELECTIVE DEPOSITION OF PARTICULATE MATERIAL

87486	Eastman Kodak Company	US	7220456	10/815,010	3/31/2004	5/22/2007	PROCESS FOR THE SELECTIVE DEPOSITION OF PARTICULATE MATERIAL

87491	Eastman Kodak Company	EP		05851284.9	11/1/2005		GRAVURE CYLINDER PATCH COATING APPARATUS AND METHOD

87491	Eastman Kodak Company	JP	4740255	2007-541226	11/1/2005	5/13/2011	GRAVURE CYLINDER PATCH COATING APPARATUS AND METHOD

87491	Eastman Kodak Company	US	7449216	10/988,242	11/12/2004	11/11/2008	GRAVURE CYLINDER PATCH COATING APPARATUS AND METHOD

87493	Eastman Kodak Company	DE	602005036377.7	05713372.0	2/11/2005	10/3/2012	INKJET PRINTING USING PROTECTIVE INK

87493	Eastman Kodak Company	EP	1718470	05713372.0	2/11/2005	10/3/2012	INKJET PRINTING USING PROTECTIVE INK

87493	Eastman Kodak Company	FR	1718470	05713372.0	2/11/2005	10/3/2012	INKJET PRINTING USING PROTECTIVE INK

87493	Eastman Kodak Company	GB	1718470	05713372.0	2/11/2005	10/3/2012	INKJET PRINTING USING PROTECTIVE INK

87493	Eastman Kodak Company	JP	5069095	2007-500862	2/11/2005	8/24/2012	INKJET PRINTING USING
							PROTECTIVE INK

87493	Eastman Kodak Company	US	7210753	10/785,818	2/24/2004	5/1/2007	INKJET PRINTING USING
							PROTECTIVE INK

87500	Eastman Kodak Company	US	7086731	11/052,349	2/7/2005	8/8/2006	PLATEN ASSEMBLY FOR AN INK JET
							PRINTER

87502	Eastman Kodak Company	US	7364082	10/877,384	6/25/2004	4/29/2008	PORTABLE SCANNER MODULE

87531	Eastman Kodak Company	DE	602005009803.8	05723012.0	2/11/2005	9/17/2008	USING INKJET PRINTER TO APPLY PROTECTIVE INK

87531	Eastman Kodak Company	FR	1718471	05723012.0	2/11/2005	9/17/2008	USING INKJET PRINTER TO APPLY PROTECTIVE INK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87531	Eastman Kodak Company	GB	1718471	05723012.0	2/11/2005	9/17/2008	USING INKJET PRINTER TO APPLY PROTECTIVE INK

87531	Eastman Kodak Company	JP	4629725	2007-500865	2/11/2005	11/19/2010	USING INKJET PRINTER TO APPLY PROTECTIVE INK

87531	Eastman Kodak Company	US	7140709	10/785,835	2/24/2004	11/28/2006	USING INKJET PRINTER TO APPLY PROTECTIVE INK

87536	Eastman Kodak Company	US	7078367	10/783,103	2/20/2004	7/18/2006	THERMAL-DYE-TRANSFER RECEIVER ELEMENT WITH POLYLACTIC-ACID-BASED SHEET MATERIAL

87540	Eastman Kodak Company	US	7273269	10/903,051	7/30/2004	9/25/2007	SUPPRESSION OF ARTIFACTS IN INKJET PRINTING

87565	Eastman Kodak Company	JP	4960234	2007-530313	8/26/2005	3/30/2012	A LIQUID EJECTOR HAVING INTERNAL FILTERS

87565	Eastman Kodak Company	US	7370944	10/929,816	8/30/2004	5/13/2008	A LIQUID EJECTOR HAVING INTERNAL FILTERS

87569	Eastman Kodak Company	US	6969582	10/826,708	4/16/2004	11/29/2005	SILVER HALIDE EMULSION CONTAINING IRIDIUM DOPANT

87580	Eastman Kodak Company	US	7165833	10/935,600	9/7/2004	1/23/2007	INK CONTAINER INSTALLATION AND ALIGNMENT FEATURE

87584	Eastman Kodak Company	US	6980226	10/778,528	2/13/2004	12/27/2005	WATERMARKING METHOD FOR MOTION PICTURE IMAGE SEQUENCE

87584	Eastman Kodak Company	US	7068297	11/191,113	7/26/2005	6/27/2006	WATERMARKING METHOD FOR MOTION PICTURE IMAGE SEQUENCE

87592	Eastman Kodak Company	DE	602005022271.5	05705532.9	1/12/2005	7/14/2010	INKJET RECORDING ELEMENT

87592	Eastman Kodak Company	FR	1708892	05705532.9	1/12/2005	7/14/2010	INKJET RECORDING ELEMENT

87592	Eastman Kodak Company	GB	1708892	05705532.9	1/12/2005	7/14/2010	INKJET RECORDING ELEMENT

87592	Eastman Kodak Company	JP		2011-117992	1/12/2005		INKJET RECORDING ELEMENT

87592	Eastman Kodak Company	US	7198363	10/767,287	1/28/2004	4/3/2007	INKJET RECORDING ELEMENT AND A METHOD OF USE

87596	Eastman Kodak Company	GB	1738576	05725955.8	3/21/2005	11/21/2007	WATERMARKING ON TO COLOR RECORDING MEDIA USING TWO COLOR PLANES

87596	Eastman Kodak Company	US	7227671	10/807,491	3/23/2004	6/5/2007	MOTION PICTURE WATERMARKING USING TWO COLOR PLANES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87618	Eastman Kodak Company	US	7199322	10/988,340	11/12/2004	4/3/2007	VARIABLE SPACER DOTS FOR TOUCH SCREEN

87619	Eastman Kodak Company	DE	69526280.7	95301118.6	2/22/1995	4/10/2002	WATERFAST DYES FOR INK JET RECORDING FLUIDS

87619	Eastman Kodak Company	FR	0672733	95301118.6	2/22/1995	4/10/2002	WATERFAST DYES FOR INK JET RECORDING FLUIDS

87619	Eastman Kodak Company	GB	0672733	95301118.6	2/22/1995	4/10/2002	WATERFAST DYES FOR INK JET RECORDING FLUIDS

87619	Eastman Kodak Company	JP	3179995	7-043185	3/2/1995	4/13/2001	WATERFAST DYES FOR INK JET RECORDING FLUIDS

87619	Eastman Kodak Company	US	5425805	08/204,479	3/2/1994	6/20/1995	WATERFAST DYES FOR INK JET RECORDING FLUIDS

87622	Eastman Kodak Company	US	5512089	08/294,889	8/23/1994	4/30/1996	PROCESS OF MAKING AQUEOUS PIGMENTED INK-JET WITH IMPROVED MACHINE RUNNABILITY

87626	Eastman Kodak Company	US	5676744	08/746,156	11/6/1996	10/14/1997	PROCESS FOR IMPROVING DRIED FILM RESISTIVITY OF CARBON PIGMENT INK JET INKS

87627	Eastman Kodak Company	US	5683187	08/665,490	6/18/1996	11/4/1997	DIGITAL COLOR PRESS PLATEN ASSEMBLY WITH PIVOTING PLATEN FRAME

87628	Eastman Kodak Company	US	5730789	08/681,806	7/29/1996	3/24/1998	WATERFAST INFRARED SCANNABLE INKS FOR INK JET PRINTING

87632	Eastman Kodak Company	DE	69701757.5	97300546.5	1/29/1997	4/26/2000	INSTANT RESONATOR POSITION LOCK

87632	Eastman Kodak Company	US	5812164	08/605,942	2/23/1996	9/22/1998	INSTANT RESONATOR POSITION LOCK

87633	Eastman Kodak Company	US	5812167	08/605,368	2/22/1996	9/22/1998	CYLINDRICAL CATCHER ASSEMBLY

87635	Eastman Kodak Company	DE	69834381.6	98309768.4	11/30/1998	5/3/2006	PRINTER ARCHITECTURE

87635	Eastman Kodak Company	FR	0925948	98309768.4	11/30/1998	5/3/2006	PRINTER ARCHITECTURE

87635	Eastman Kodak Company	GB	0925948	98309768.4	11/30/1998	5/3/2006	PRINTER ARCHITECTURE

87635	Eastman Kodak Company	US	6003988	08/996,933	12/23/1997	12/21/1999	PRINTER ARCHITECTURE

87636	Eastman Kodak Company	US	6050191	08/951,661	10/16/1997	4/18/2000	SYSTEM AND METHOD FOR PROVIDING MULTI-PASS IMAGING IN A PRINTING SYSTEM

87638	Eastman Kodak Company	DE	69934197.3	99309510.8	11/29/1999	11/29/2006	DEVICE FOR REMOVING FLUID FROM AN INK JET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87638	Eastman Kodak Company	FR	1013452	99309510.8	11/29/1999	11/29/2006	DEVICE FOR REMOVING FLUID FROM AN INK JET PRINTER

87638	Eastman Kodak Company	GB	1013452	99309510.8	11/29/1999	11/29/2006	DEVICE FOR BALANCED UNIFORM FLOW AND SIMPLIFIED CONSTRUCTION TO REMOVE FLUID FROM AN INK JET PRINTER

87638	Eastman Kodak Company	US	6187212	09/211,517	12/14/1998	2/13/2001	DEVICE FOR BALANCED UNIFORM FLOW AND SIMPLIFIED CONSTRUCTION TO REMOVE FLUID FROM AN INK JET PRINTER

87639	Eastman Kodak Company	US	7163733	10/988,234	11/12/2004	1/16/2007	TOUCH SCREEN HAVING SPACER DOTS WITH CHANNELS

87640	Eastman Kodak Company	US	7208691	10/986,969	11/12/2004	4/24/2007	TOUCH SCREEN HAVING UNDERCUT SPACER DOTS

87647	Eastman Kodak Company	US	6203605	09/045,460	10/6/2000	3/20/2001	PROCESS FOR IMPROVING DRIED FILM RESISTIVITY OF A CHEMICALLY MODIFIED CARBON BLACK DISPERSION

87648	Eastman Kodak Company	DE	69937784.6	99309502.5	11/29/1999	12/19/2007	ALIGNMENT MEANS FOR AN INK JET DROPLET GENERATOR

87648	Eastman Kodak Company	FR	1013431	99309502.5	11/29/1999	12/19/2007	ALIGNMENT MEANS FOR AN INK JET DROPLET GENERATOR

87648	Eastman Kodak Company	GB	1013431	99309502.5	11/29/1999	12/19/2007	ALIGNMENT MEANS FOR AN INK JET DROPLET GENERATOR

87648	Eastman Kodak Company	US	6217162	09/211,214	12/14/1998	4/17/2001	ALIGNMENT APPARATUS FOR AN INK JET DROPLET GENERATOR

87650	Eastman Kodak Company	US	7449500	10/865,665	6/10/2004	11/11/2008	INK JET INK CONTAINING MULTIMETALLIC POLYMERIC COLORANTS

87651	Eastman Kodak Company	US	6230402	09/251,165	2/17/1999	5/15/2001	ELECTRICAL CONTACT TERMINATION FOR A FLEXIBLE CIRCUIT

87652	Eastman Kodak Company	US	6234621	09/211,015	12/14/1998	5/22/2001	FOAMLESS RAMPS FOR CONTROLLING THE FLOW OF INK TO ELIMINATE FOAM IN AN INK TANK

87653	Eastman Kodak Company	DE	69932997.3	99309552.0	11/29/1999	8/30/2006	INK JET PRINTHEAD WITH AN IMPROVED EYELID SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87653	Eastman Kodak Company	FR	1013439	99309552.0	11/29/1999	8/30/2006	INK JET PRINTHEAD WITH AN IMPROVED EYELID SYSTEM

87653	Eastman Kodak Company	GB	1013439	99309552.0	11/29/1999	8/30/2006	INK JET PRINTHEAD WITH AN IMPROVED EYELID SYSTEM

87653	Eastman Kodak Company	US	6247781	09/211,250	12/14/1998	6/19/2001	INK JET PRINTHEAD WITH AN IMPROVED EYELID SYSTEM

87654	Eastman Kodak Company	DE	69933190.0	99309549.6	11/29/1999	9/13/2006	ADJUSTABLE RELIABILITY PARAMETERS IN INK JET PRINTING SYSTEMS

87654	Eastman Kodak Company	FR	1013420	99309549.6	11/29/1999	9/13/2006	ADJUSTABLE RELIABILITY PARAMETERS IN INK JET PRINTING SYSTEMS

87654	Eastman Kodak Company	GB	1013420	99309549.6	11/29/1999	9/13/2006	ADJUSTABLE RELIABILITY PARAMETERS IN INK JET PRINTING SYSTEMS

87654	Eastman Kodak Company	US	6254211	09/218,806	12/22/1998	7/3/2001	ADJUSTABLE RELIABILITY PARAMETERS IN INK JET PRINTING SYSTEMS

87655	Eastman Kodak Company	DE	69942889.0	99309505.8	11/29/1999	10/27/2010	PRINTHEAD FLUSH AND CLEANING SYSTEM AND METHOD

87655	Eastman Kodak Company	US	6273103	09/211,213	12/14/1998	8/14/2001	PRINTHEAD FLUSH AND CLEANING SYSTEM AND METHOD

87658	Eastman Kodak Company	DE	60014303.1	00310624.2	11/30/2000	9/29/2004	IMPROVED STATE AND SEQUENCE CONTROL IN INK JET PRINTING SYSTEMS

87658	Eastman Kodak Company	US	6318833	09/455,067	12/6/1999	11/20/2001	STATE AND SEQUENCE CONTROL IN INK JET PRINTING SYSTEMS

87659	Eastman Kodak Company	DE	69937096.5	99309509.0	11/29/1999	9/12/2007	PRINTHEAD INSTALLATION AND RETAINING MECHANISM

87659	Eastman Kodak Company	FR	1013434	99309509.0	11/29/1999	9/12/2007	PRINTHEAD INSTALLATION AND RETAINING MECHANISM

87659	Eastman Kodak Company	GB	1013434	99309509.0	11/29/1999	9/12/2007	PRINTHEAD INSTALLATION AND RETAINING MECHANISM

87659	Eastman Kodak Company	US	6322204	09/211,063	12/14/1998	11/27/2001	RETAINING AND INSTALLING A PRINTHEAD IN A PRINTHEAD DOCKING STATION

87662	Eastman Kodak Company	DE	69930079.7	99309550.4	11/29/1999	3/1/2006	VACUUM SYSTEM FOR CONTINUOUS INK JET PRINTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87662	Eastman Kodak Company	US	6352339	09/211,777	12/14/1998	3/5/2002	VACUUM SYSTEM FOR CONTINUOUS INK JET PRINTERS

87663	Eastman Kodak Company	DE	69932463.7	99301577.5	3/3/1999	7/26/2006	DROPLET GENERATOR

87663	Eastman Kodak Company	GB	2335628	9805783.9	3/19/1998	9/5/2001	DROPLET GENERATOR

87663	Eastman Kodak Company	US	6357866	09/271,710	3/18/1999	3/19/2002	DROPLET GENERATOR

87664	Eastman Kodak Company	US	6398351	09/211,080	12/14/1998	6/4/2002	FLUSH SYSTEM FOR INK CHANGE

87665	Eastman Kodak Company	DE	60027249.4	00309008.1	10/13/2000	4/12/2006	IMRPOVED FLUID AND VACUUM CONTROL IN AN INK JET PRINTING SYSTEM

87665	Eastman Kodak Company	FR	1095778	00309008.1	10/13/2000	4/12/2006	IMRPOVED FLUID AND VACUUM CONTROL IN AN INK JET PRINTING SYSTEM

87665	Eastman Kodak Company	GB	1095778	00309008.1	10/13/2000	4/12/2006	IMRPOVED FLUID AND VACUUM CONTROL IN AN INK JET PRINTING SYSTEM

87665	Eastman Kodak Company	JP	4979844	2000-330925	10/30/2000	4/27/2012	FLUID AND VACUUM CONTROL IN AN INK JET PRINTING SYSTEM

87665	Eastman Kodak Company	US	6435637	09/430,719	10/29/1999	8/20/2002	FLUID AND VACUUM CONTROL IN AN INK JET PRINTING SYSTEM

87666	Eastman Kodak Company	DE	60106792.4	01300917.0	2/1/2001	11/3/2004	CONTINUOUS TONE REPRODUCTION USING IMPROVED INK JET DROPLET DISPERSION TECHNIQUES

87666	Eastman Kodak Company	FR	1122943	01300917.0	2/1/2001	11/3/2004	CONTINUOUS TONE REPRODUCTION USING IMPROVED INK JET DROPLET DISPERSION TECHNIQUES

87666	Eastman Kodak Company	GB	1122943	01300917.0	2/1/2001	11/3/2004	CONTINUOUS TONE REPRODUCTION USING IMPROVED INK JET DROPLET DISPERSION TECHNIQUES

87666	Eastman Kodak Company	US	6443549	09/497,888	2/4/2000	9/3/2002	CONTINUOUS TONE REPRODUCTION USING IMPROVED INK JET DROPLET DISPERSION TECHNIQUES

87667	Eastman Kodak Company	DE	60145330.1	01304453.2	5/21/2001	9/21/2011	TWO-PHASE FLOW SEPARATOR

87667	Eastman Kodak Company	FR	1159996	01304453.2	5/21/2001	9/21/2011	TWO-PHASE FLOW SEPARATOR

87667	Eastman Kodak Company	GB	1159996	01304453.2	5/21/2001	9/21/2011	TWO-PHASE FLOW SEPARATOR

87667	Eastman Kodak Company	US	6454835	09/587,072	6/2/2000	9/24/2002	TWO-PHASE FLOW SEPARATOR

87668	Eastman Kodak Company	US	6505920	09/335,015	6/17/1999	1/14/2003	SYNCHRONOUSLY STIMULATED CONTINUOUS INK JET HEAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87669	Eastman Kodak Company	DE	60203764.6	02255124.6	7/22/2002	4/20/2005	LOW PROFILE DISPOSABLE POLYMER WICKING PAD

87669	Eastman Kodak Company	FR	1279504	02255124.6	7/22/2002	4/20/2005	LOW PROFILE DISPOSABLE POLYMER WICKING PAD

87669	Eastman Kodak Company	GB	1279504	02255124.6	7/22/2002	4/20/2005	LOW PROFILE DISPOSABLE POLYMER WICKING PAD

87669	Eastman Kodak Company	US	6527363	09/916,992	7/27/2001	3/4/2003	LOW PROFILE DISPOSABLE POLYMER WICKING PAD

87670	Eastman Kodak Company	DE	60219722.8	02254490.2	6/26/2002	4/25/2007	INK JET CHARGE PLATE WITH INTEGRATED FLEXIBLE LEAD CONNECTOR STRUCTURE

87670	Eastman Kodak Company	FR	1275503	02254490.2	6/26/2002	4/25/2007	INK JET CHARGE PLATE WITH INTEGRATED FLEXIBLE LEAD CONNECTOR STRUCTURE

87670	Eastman Kodak Company	GB	1275503	02254490.2	6/26/2002	4/25/2007	INK JET CHARGE PLATE WITH INTEGRATED FLEXIBLE LEAD CONNECTOR STRUCTURE

87670	Eastman Kodak Company	US	6543885	09/894,374	6/27/2001	4/8/2003	INK JET CHARGE PLATE WITH INTEGRATED FLEXIBLE LEAD CONNECTOR STRUCTURE

87677	Eastman Kodak Company	US	7395744	10/858,171	6/1/2004	7/8/2008	CHAD DIVERTING APPARATUS

87682	Eastman Kodak Company	US	7262758	10/864,100	6/9/2004	8/28/2007	DISPLAY DEVICE USING VERTICAL CAVITY LASER ARRAYS

87686	Eastman Kodak Company	US	7122843	10/857,508	5/28/2004	10/17/2006	DISPLAY DEVICE USING VERTICAL CAVITY LASER ARRAYS

87692	Eastman Kodak Company	DE	602005018493.7	05796139.3	9/1/2005	12/23/2009	THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY

87692	Eastman Kodak Company	JP	4800313	2007-530454	9/1/2005	8/12/2011	THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY

87692	Eastman Kodak Company	US	7629026	10/849,327	9/3/2004	12/8/2009	THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY

87693	Eastman Kodak Company	US	D505443	29/199,225	2/11/2004	5/24/2005	PHOTOGRAPHIC MEDIA DEVELOPER CARTRIDGE

87694	Eastman Kodak Company	US	6977669	10/789,021	2/26/2004	12/20/2005	PREVENTING CREASE FORMATION IN DONOR WEB IN DYE TRANSFER PRINTER THAT CAN CAUSE LINE ARTIFACT ON PRINT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87708	Eastman Kodak Company	US	7357979	10/822,929	4/13/2004	4/15/2008	COMPOSITION OF MATTER COMPRISING POLYMER AND DERIVATIZED NANOPARTICLES

87709	Eastman Kodak Company	US	D503187	29/199,224	2/11/2004	3/22/2005	PHOTOFINISHING SYSTEM MAINTENANCE CARTRIDGE

87726	Eastman Kodak Company	TW	I356635	094103082	2/1/2005	1/11/2012	INTERRUPTION PREVENTION OF FEATURE FILM PRESENTATION

87726	Eastman Kodak Company	US	7304714	11/014,799	12/15/2004	12/4/2007	USE OF OPTICAL SENSOR IN MOTION PICTURE FILM PROJECTOR LAMPHOUSE TO DETECT STATE OF PROJECTOR TO PREVENT INTERRUPTION OF FEATURE FILM PRESENTATION BY KODAK DIGITAL CINEMA SYSTEM DESIGNED FOR CINEMA ADVERTISING

87735	Eastman Kodak Company	DE	60222610.4	02254473.8	6/26/2002	9/26/2007	IMPROVED VIBRATION MONITORING

87735	Eastman Kodak Company	FR	1270090	02254473.8	6/26/2002	9/26/2007	IMPROVED VIBRATION MONITORING

87735	Eastman Kodak Company	GB	1270090	02254473.8	6/26/2002	9/26/2007	IMPROVED VIBRATION MONITORING

87735	Eastman Kodak Company	JP	4122180	2002-188116	6/27/2002	5/9/2008	VIBRATION MONITORING SYSTEM AND METHOD

87735	Eastman Kodak Company	US	6469418	09/893,111	6/27/2001	10/22/2002	VIBRATION MONITORING SYSTEM AND METHOD

87738	Eastman Kodak Company	JP	4971127	2007-500988	2/24/2005	4/13/2012	TILED DISPLAY

87738	Eastman Kodak Company	KR	10-1054122	2006-7017011	2/24/2005	7/28/2011	TILED DISPLAY

87738	Eastman Kodak Company	US	6999138	10/785,624	2/24/2004	2/14/2006	METHOD FOR MANUFACTURING A TILED DISPLAY AND TILED DISPLAY COMPRISING FACEPLATE

87740	Eastman Kodak Company	US	7397466	10/987,467	11/12/2004	7/8/2008	INTEGRAL SPACER DOTS FOR TOUCH SCREEN

87741	Eastman Kodak Company	DE	602005020762.7	05725697.6	3/16/2005	4/21/2010	NOVEL ELECTROCHROMIC MATERIALS AND DEVICES

87741	Eastman Kodak Company	JP	5096137	2007-506212	3/16/2005	9/28/2012	NOVEL ELECTROCHROMIC MATERIALS AND DEVICES

87741	Eastman Kodak Company	US	7471437	10/813,885	3/31/2004	12/30/2008	NOVEL ELECTROCHROMIC MATERIALS AND DEVICES

87747	Eastman Kodak Company	DE	69708451.5	97310494.6	12/23/1997	11/21/2001	PIGMENT BASED INK JET RECORDING FLUID

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87747	Eastman Kodak Company	FR	0853106	97310494.6	12/23/1997	11/21/2001	PIGMENT BASED INK JET RECORDING FLUID

87747	Eastman Kodak Company	GB	0853106	97310494.6	12/23/1997	11/21/2001	PIGMENT BASED INK JET RECORDING FLUID

87749	Eastman Kodak Company	DE	69730113.3	97310714.7	12/31/1997	8/4/2004	METHOD FOR IMPROVING REDISPERSIBILITY OF PIGMENT INKS FOR INKJET PRINTING

87749	Eastman Kodak Company	FR	0859036	97310714.7	12/31/1997	8/4/2004	METHOD FOR IMPROVING REDISPERSIBILITY OF PIGMENT INKS FOR INKJET PRINTING

87749	Eastman Kodak Company	GB	0859036	97310714.7	12/31/1997	8/4/2004	METHOD FOR IMPROVING REDISPERSIBILITY OF PIGMENT INKS FOR INKJET PRINTING

87759	Eastman Kodak Company	DE	1602484	69943729.6	8/2/2005	9/21/2011	DROP GENERATOR FOR LONG ARRAY INK JET PRINTER

87759	Eastman Kodak Company	DE	69932914.0	99309513.2	11/29/1999	8/23/2006	DROP GENERATORFOR LONG ARRAY INK JET PRINTER

87759	Eastman Kodak Company	JP	4417499	11-353000	12/13/1999	12/4/2009	DROP GENERATORFOR LONG ARRAY INK JET PRINTER

87759	Eastman Kodak Company	JP	4886817	2009-133699	6/3/2009	12/16/2011	DROP GENERATORFOR LONG ARRAY INK JET PRINTER

87760	Eastman Kodak Company	DE	69920151.9	99309508.2	11/29/1999	9/15/2004	SYSTEM FOR CONTROLLING INK TEMPERATURE USING A HEATED UMBILICAL

87760	Eastman Kodak Company	FR	1013451	99309508.2	11/29/1999	9/15/2004	SYSTEM FOR CONTROLLING INK TEMPERATURE USING A HEATED UMBILICAL

87760	Eastman Kodak Company	GB	1013451	99309508.2	11/29/1999	9/15/2004	SYSTEM FOR CONTROLLING INK TEMPERATURE USING A HEATED UMBILICAL

87762	Eastman Kodak Company	DE	69937095.7	99309534.8	11/29/1999	9/12/2007	SEGMENTED CHARGE VOLTAGE

87762	Eastman Kodak Company	FR	1013424	99309534.8	11/29/1999	9/12/2007	SEGMENTED CHARGE VOLTAGE

87762	Eastman Kodak Company	GB	1013424	99309534.8	11/29/1999	9/12/2007	SEGMENTED CHARGE VOLTAGE

87767	Eastman Kodak Company	DE	69937783.8	99309555.3	11/29/1999	12/19/2007	IMPROVED SHORT DETECTION FOR INK JET PRINTHEAD

87767	Eastman Kodak Company	JP	4383613	11-354365	12/14/1999	10/2/2009	IMPROVED SHORT DETECTION FOR INK JET PRINTHEAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87767	Eastman Kodak Company	JP	4740355	2009-147881	6/22/2009	5/13/2011	IMPROVED SHORT DETECTION FOR INK JET PRINTHEAD

87771	Eastman Kodak Company	DE	69932395.9	99309506.6	11/29/1999	7/19/2006	FLUID SYSTEM FOR SUPPORTING MULTIPLE PRINTHEADS

87771	Eastman Kodak Company	FR	1013450	99309506.6	11/29/1999	7/19/2006	FLUID SYSTEM FOR SUPPORTING MULTIPLE PRINTHEADS

87771	Eastman Kodak Company	GB	1013450	99309506.6	11/29/1999	7/19/2006	FLUID SYSTEM FOR SUPPORTING MULTIPLE PRINTHEADS

87776	Eastman Kodak Company	US	6829064	09/562,292	5/1/2000	12/7/2004	INK REDUCTION USING DIFFUSED BITMAP MASKS

87777	Eastman Kodak Company	DE	60101926.1	01305301.2	6/19/2001	2/4/2004	A COLORIMETRIC METHOD OF MANIPULATING INKING IN DIGITAL IMAGES

87777	Eastman Kodak Company	GB	1168825	01305301.2	6/19/2001	2/4/2004	A COLORIMETRIC METHOD OF MANIPULATING INKING IN DIGITAL IMAGES

87777	Eastman Kodak Company	JP	4662654	2001-185810	6/20/2001	1/14/2011	A COLORIMETRIC METHOD OF MANIPULATING INKING IN DIGITAL IMAGES

87777	Eastman Kodak Company	US	6513899	09/597,203	6/20/2000	2/4/2003	A COLORIMETRIC METHOD OF MANIPULATING INKING IN DIGITAL IMAGES

87779	Eastman Kodak Company	DE	60130404.7	01305303.8	6/19/2001	9/12/2007	COLOR TABLE LEVEL RESERVATION

87779	Eastman Kodak Company	US	6980330	09/597,437	6/20/2000	12/27/2005	COLOR TABLE LEVEL RESERVATION

87780	Eastman Kodak Company	US	7050196	09/597,534	6/20/2000	5/23/2006	COLOR PRINTER CALIBRATION

87780	Eastman Kodak Company	US	7319547	11/301,586	12/13/2005	1/15/2008	COLOR PRINTER CALIBRATION

87781	Eastman Kodak Company	DE	60136313.2	01305766.6	7/4/2001	10/29/2008	VARIABLE SPEED PRINTING SYSTEM

87781	Eastman Kodak Company	FR	1170693	01305766.6	7/4/2001	10/29/2008	VARIABLE SPEED PRINTING SYSTEM

87781	Eastman Kodak Company	GB	1170693	01305766.6	7/4/2001	10/29/2008	VARIABLE SPEED PRINTING SYSTEM

87781	Eastman Kodak Company	US	6762855	09/611,726	7/7/2000	7/13/2004	VARIABLE SPEED PRINTING SYSTEM

87782	Eastman Kodak Company	US	6944334	09/775,454	2/1/2001	9/13/2005	COLOR CROSS REFERENCE SELECTION SYSTEM AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87783	Eastman Kodak Company	US	7037973	09/893,938	6/27/2001	5/2/2006	HIGHLY VISCOUS COATING MATERIAL FOR POROUS SUBSTRATES

87784	Eastman Kodak Company	DE	60205069.3	02255125.3	7/22/2002	7/20/2005	THE USE OF ULTRA-VIOLET AND GREEN ND-YAG LASERS TO CLEAN INK-JET PRINT HEADS

87784	Eastman Kodak Company	FR	1279508	02255125.3	7/22/2002	7/20/2005	THE USE OF ULTRA-VIOLET AND GREEN ND-YAG LASERS TO CLEAN INK-JET PRINT HEADS

87784	Eastman Kodak Company	GB	1279508	02255125.3	7/22/2002	7/20/2005	THE USE OF ULTRA-VIOLET AND GREEN ND-YAG LASERS TO CLEAN INK-JET PRINT HEADS

87784	Eastman Kodak Company	JP	4405714	2002-214855	7/24/2002	11/13/2009	THE USE OF ULTRA-VIOLET AND GREEN ND-YAG LASERS TO CLEAN INK-JET PRINT HEADS

87784	Eastman Kodak Company	US	6793314	09/916,991	7/27/2001	9/21/2004	THE USE OF ULTRA-VIOLET AND GREEN ND-YAG LASERS TO CLEAN INK-JET PRINT HEADS

87808	Eastman Kodak Company	US	7228051	10/815,012	3/31/2004	6/5/2007	LIGHT PIPE WITH ALIGNMENT STRUCTURES

87834	Eastman Kodak Company	US	7311933	10/823,453	4/13/2004	12/25/2007	PACKAGING MATERIAL FOR INHIBITING MICROBIAL GROWTH

87838	Eastman Kodak Company	DE	60218602.1	02257132.7	10/15/2002	3/7/2007	SIMPLIFIED TONE SCALE CORRECTION

87838	Eastman Kodak Company	FR	1310376	02257132.7	10/15/2002	3/7/2007	SIMPLIFIED TONE SCALE CORRECTION

87838	Eastman Kodak Company	GB	1310376	02257132.7	10/15/2002	3/7/2007	SIMPLIFIED TONE SCALE CORRECTION

87838	Eastman Kodak Company	US	7102790	10/008,825	11/13/2001	9/5/2006	SIMPLIFIED TONE SCALE CORRECTION SCHEME

87839	Eastman Kodak Company	US	7298531	10/008,818	11/13/2001	11/20/2007	DIGITAL IMAGE OPTIMIZATION INCORPORATING PAPER EVALUATION

87840	Eastman Kodak Company	US	6679590	10/003,794	1/31/2002	1/20/2004	IMPROVED SHUTDOWN METHOD FOR AN INK-JET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87841	Eastman Kodak Company	DE	60327275.4	03250366.6	1/21/2003	4/22/2009	MANDREL WITH CONTROLLED RELEASE LAYER FOR MULTI-LAYER ELECTROFORMED INK-JET ORIFICE PLATES

87841	Eastman Kodak Company	FR	1332879	03250366.6	1/21/2003	4/22/2009	MANDREL WITH CONTROLLED RELEASE LAYER FOR MULTI-LAYER ELECTROFORMED INK-JET ORIFICE PLATES

87841	Eastman Kodak Company	GB	1332879	03250366.6	1/21/2003	4/22/2009	MANDREL WITH CONTROLLED RELEASE LAYER FOR MULTI-LAYER ELECTROFORMED INK-JET ORIFICE PLATES

87841	Eastman Kodak Company	US	7341824	11/344,425	1/31/2006	3/11/2008	MANDREL WITH CONTROLLED RELEASE LAYER FOR MULTI-LAYER ELECTROFORMED INK-JET ORIFICE PLATES

87842	Eastman Kodak Company	US	6742876	10/062,142	1/31/2002	6/1/2004	IMPROVED EYELID OPERATION FOR AN INK JET PRINTER

87843	Eastman Kodak Company	US	6886910	10/137,496	5/2/2002	5/3/2005	CORRECTING STIMULATION NONUNIFORMITY AT THE FLUID CAVITY TRENCH END BOUNDARY

87844	Eastman Kodak Company	US	7209600	10/178,872	6/24/2002	4/24/2007	SYNCHRONIZATION OF COMPONENTS FOR PRINTING

87845	Eastman Kodak Company	US	6769753	10/186,090	6/28/2002	8/3/2004	MINIMUM PERIOD CIRCUIT

87848	Eastman Kodak Company	DE	60327495.1	03255994.0	9/23/2003	5/6/2009	WICKING ARRANGEMENT TO ELIMINATE CATCHER DRIPPING

87848	Eastman Kodak Company	FR	1403071	03255994.0	9/23/2003	5/6/2009	WICKING ARRANGEMENT TO ELIMINATE CATCHER DRIPPING

87848	Eastman Kodak Company	GB	1403071	03255994.0	9/23/2003	5/6/2009	WICKING ARRANGEMENT TO ELIMINATE CATCHER DRIPPING

87848	Eastman Kodak Company	US	6688736	10/254,323	9/25/2002	2/10/2004	WICKING ARRANGEMENT TO ELIMINATE CATCHER DRIPPING

87849	Eastman Kodak Company	DE	60323715.0	03255926.2	9/23/2003	9/24/2008	RAPID PRESSURE RAMP STARTUP

87849	Eastman Kodak Company	FR	1403060	03255926.2	9/23/2003	9/24/2008	RAPID PRESSURE RAMP STARTUP

87849	Eastman Kodak Company	GB	1403060	03255926.2	9/23/2003	9/24/2008	RAPID PRESSURE RAMP STARTUP

87849	Eastman Kodak Company	US	6688733	10/254,353	9/25/2002	2/10/2004	RAPID PRESSURE RAMP STARTUP

87850	Eastman Kodak Company	DE	60309995.5	03255930.4	9/23/2003	11/29/2006	LOW CATCH VOLTAGE STARTUP

87850	Eastman Kodak Company	FR	1403048	03255930.4	9/23/2003	11/29/2006	LOW CATCH VOLTAGE STARTUP

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87850	Eastman Kodak Company	GB	1403048	03255930.4	9/23/2003	11/29/2006	LOW CATCH VOLTAGE STARTUP

87850	Eastman Kodak Company	US	6793327	10/254,354	9/25/2002	9/21/2004	LOW CATCH VOLTAGE STARTUP

87851	Eastman Kodak Company	DE	60339182.6	03255928.8	9/23/2003	11/23/2011	A SYSTEM AND METHOD FOR UNIFORMLY AND EQUALLY SUPPLYING INK TO BOTH ENDS OF A DROPLET GENERATOR

87851	Eastman Kodak Company	FR	1403061	03255928.8	9/23/2003	11/23/2011	A SYSTEM AND METHOD FOR UNIFORMLY AND EQUALLY SUPPLYING INK TO BOTH ENDS OF A DROPLET GENERATOR

87851	Eastman Kodak Company	GB	1403061	03255928.8	9/23/2003	11/23/2011	A SYSTEM AND METHOD FOR UNIFORMLY AND EQUALLY SUPPLYING INK TO BOTH ENDS OF A DROPLET GENERATOR

87852	Eastman Kodak Company	DE	60302735.0	03255927.0	9/23/2003	12/14/2005	EYELID WITH MECHANICALLY DRIVEN SERVICE POSITION OVER- RIDE
87852	Eastman Kodak Company	FR	1403057	03255927.0	9/23/2003	12/14/2005	EYELID WITH MECHANICALLY DRIVEN SERVICE POSITION OVER- RIDE

87852	Eastman Kodak Company	GB	1403057	03255927.0	9/23/2003	12/14/2005	EYELID WITH MECHANICALLY DRIVEN SERVICE POSITION OVER-RIDE

87852	Eastman Kodak Company	US	6910756	10/254,726	9/25/2002	6/28/2005	EYELID WITH MECHANICALLY DRIVEN SERVICE POSITION OVER- RIDE

87853	Eastman Kodak Company	DE	60302964.7	03255929.6	9/23/2003	12/28/2005	IMPROVED EYELID POSITIONING

87853	Eastman Kodak Company	FR	1403058	03255929.6	9/23/2003	12/28/2005	IMPROVED EYELID POSITIONING

87853	Eastman Kodak Company	GB	1403058	03255929.6	9/23/2003	12/28/2005	IMPROVED EYELID POSITIONING

87853	Eastman Kodak Company	US	6736498	10/254,816	9/25/2002	5/18/2004	IMPROVED EYELID POSITIONING

87854	Eastman Kodak Company	DE	60320499.6	03256233.2	10/2/2003	4/23/2008	AUTOMATIC STARTUP FOR A
							SOLVENT INK PRINTING SYSTEM

87854	Eastman Kodak Company	JP	4331560	2003-346706	10/6/2003	6/26/2009	AUTOMATIC STARTUP FOR A
							SOLVENT INK PRINTING SYSTEM

87854	Eastman Kodak Company	US	6848767	10/264,736	10/4/2002	2/1/2005	SOLVENT INK STARTUP METHOD

87854	Eastman Kodak Company	US	7055931	11/006,442	12/7/2004	6/6/2006	SOLVENT INK STARTUP METHOD

87855	Eastman Kodak Company	US	6869160	10/264,751	10/4/2002	3/22/2005	PURGE SHUTDOWN FOR A SOLVENT INK PRINTING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87855	Eastman Kodak Company	US	7052108	11/011,842	12/14/2004	5/30/2006	PURGE SHUTDOWN FOR A SOLVENT INK PRINTING SYSTEM

87856	Eastman Kodak Company	US	6962411	10/335,700	1/2/2003	11/8/2005	ANTI-WICKING CATCHER ARRANGEMENT FOR A SOLVENT INK PRINTHEAD

87857	Eastman Kodak Company	DE	60303755.0	03256236.5	10/2/2003	3/1/2006	AUTOMATIC STRTUP FOR A SOLVENT INK PRINTING SYSTEM

87857	Eastman Kodak Company	FR	1435293	03256236.5	10/2/2003	3/1/2006	AUTOMATIC STRTUP FOR A SOLVENT INK PRINTING SYSTEM

87857	Eastman Kodak Company	GB	1435293	03256236.5	10/2/2003	3/1/2006	AUTOMATIC STRTUP FOR A SOLVENT INK PRINTING SYSTEM

87857	Eastman Kodak Company	US	6890054	10/335,725	1/2/2003	5/10/2005	AUTOMATIC STARTUP FOR A SOLVENT INK PRINTING SYSTEM

87858	Eastman Kodak Company	US	7251030	10/336,133	1/3/2003	7/31/2007	DIGITAL WORKFLOW INDEPENDENT OUTPUT MATCHING

87859	Eastman Kodak Company	US	6792864	10/336,134	1/3/2003	9/21/2004	IMAGE FILE DATA EQUIVALENCE ALGORITHMS RESPECTIVE TO OUTPUT DEVICES

87860	Eastman Kodak Company	US	7259888	10/336,376	1/3/2003	8/21/2007	IMAGE FILE BIT DEPTH EXPANSION AND SUBSEQUENT MANIPULATION

87860	Eastman Kodak Company	US	7518748	11/773,454	7/5/2007	4/14/2009	IMAGE FILE BIT DEPTH EXPANSION AND SUBSEQUENT MANIPULATION

87861	Eastman Kodak Company	US	6926394	10/387,968	3/13/2003	8/9/2005	ELASTOMERIC POLYMER CATCHER FOR CONTINUOUS INK JET PRINTERS

87862	Eastman Kodak Company	US	7091276	10/640,288	8/13/2003	8/15/2006	COATING MATERIAL FOR NON- POROUS AND SEMI-POROUS SUBSTRATES

87871	Eastman Kodak Company	US	7094733	10/783,101	2/20/2004	8/22/2006	THERMAL-DYE-TRANSFER MEDIA FOR LABELS COMPRISING POLY(LACTIC ACID) AND METHOD OF MAKING THE SAME

87893	Eastman Kodak Company	US	7197218	10/815,013	3/31/2004	3/27/2007	LIGHT PIPE WITH MOLDED OPTICAL SURFACES

87911	Eastman Kodak Company	US	6341857	09/574,037	5/18/2000	1/29/2002	INK SET FOR A MULTI-COLOR, HIGH SPEED CONTINUOUS INK JET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
87912	Eastman Kodak Company	US	7399068	11/071,923	3/4/2005	7/15/2008	CONTINUOUS INK JET PRINTING APPARATUS WITH INTEGRAL DEFLECTOR AND GUTTER STRUCTURE

87929	Eastman Kodak Company	DE	69701920.9	97302692.5	4/21/1997	5/10/2000	LID HEATER FOR A CONTINUOUS INK JET PRINTER

87929	Eastman Kodak Company	FR	0805030	97302692.5	4/21/1997	5/10/2000	LID HEATER FOR A CONTINUOUS INK JET PRINTER

87929	Eastman Kodak Company	GB	0805030	97302692.5	4/21/1997	5/10/2000	LID HEATER FOR A CONTINUOUS INK JET PRINTER

87933	Eastman Kodak Company	US	7189676	10/828,685	4/21/2004	3/13/2007	CROSSLINKED COPOLYMER DYE-RECEIVING LAYER

87955	Eastman Kodak Company	US	7063402	10/720,773	11/24/2003	6/20/2006	FLEXIBLE LAMINATION FOR USE WITH PRIMARY INK JET COMPONENTS

87956	Eastman Kodak Company	US	7207655	10/878,097	6/28/2004	4/24/2007	LATENCY STIRRING IN FLUID EJECTION MECHANISMS

87960	Eastman Kodak Company	US	7369276	10/795,011	3/5/2004	5/6/2008	MULTI-LEVEL HALFTONING PROVIDING IMPROVED TEXTURE UNIFORMITY

87961	Eastman Kodak Company	US	7362472	10/794,133	3/5/2004	4/22/2008	COLOR ERROR DIFFUSION

87987	Eastman Kodak Company	US	7405480	11/020,909	12/22/2004	7/29/2008	ELIMINATION OF THERMAL DEFORMATION IN ELECTRONIC STRUCTURES

87997	Eastman Kodak Company	US	7215351	11/021,249	12/21/2004	5/8/2007	METHOD AND APPARATUS FOR REDUCING PRINT TIME

88016	Eastman Kodak Company	CN	ZL200580025682.0	200580025682.0	8/2/2005	9/7/2011	A FLUID EJECTOR

88016	Eastman Kodak Company	DE	602005033511.0	05778201.3	8/2/2005	4/4/2012	A FLUID EJECTOR

88016	Eastman Kodak Company	FR	1784308	05778201.3	8/2/2005	4/4/2012	A FLUID EJECTOR

88016	Eastman Kodak Company	GB	1784308	05778201.3	8/2/2005	4/4/2012	A FLUID EJECTOR

88016	Eastman Kodak Company	KR	10-119565	2007-7002784	8/2/2005	10/11/2012	A FLUID EJECTOR

88016	Eastman Kodak Company	US	7213908	10/911,186	8/4/2004	5/8/2007	A FLUID EJECTOR HAVING AN ANISOTROPIC SURFACE CHAMBER ETCH

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88016	Eastman Kodak Company	US	7836600	11/685,259	3/13/2007	11/23/2010	FLUID EJECTOR HAVING AN ANISOTROPIC SURFACE CHAMBER ETCH

88040	Eastman Kodak Company	US	7777859	10/840,481	5/6/2004	8/17/2010	TWO-STAGE EXPOSURE DEVICE FOR WATERMARKING FILM

88046	Eastman Kodak Company	DE	602005001557.4	05729433.2	3/22/2005	7/4/2007	ELECTROWETTING DISPLAY ELEMENT

88046	Eastman Kodak Company	GB	1730574	05729433.2	3/22/2005	7/4/2007	ELECTROWETTING DISPLAY ELEMENT

88046	Eastman Kodak Company	JP	4672005	2007-505616	3/22/2005	1/28/2011	ELECTROWETTING DISPLAY ELEMENT

88046	Eastman Kodak Company	US	7436576	10/586,063	3/22/2005	10/14/2008	DISPLAY ELEMENT

88047	Eastman Kodak Company	CN	200580010697.X	200580010697.X	3/22/2005	7/8/2009	ELECTROWETTING DISPLAY ELEMENT

88047	Eastman Kodak Company	DE	602005002041.1	05729431.6	3/22/2005	8/15/2007	DISPLAY ELEMENT

88047	Eastman Kodak Company	GB	1730573	05729431.6	3/22/2005	8/15/2007	DISPLAY ELEMENT

88047	Eastman Kodak Company	JP	4712030	2007-505611	3/22/2005	4/1/2011	DISPLAY ELEMENT

88047	Eastman Kodak Company	US	8154485	10/589,547	3/22/2005	4/10/2012	DISPLAY ELEMENT

88056	Eastman Kodak Company	DE	602005017609.8	05738869.6	5/4/2005	11/11/2009	BEVELED CHARGE STRUCTURE

88056	Eastman Kodak Company	FR	1744888	05738869.6	5/4/2005	11/11/2009	BEVELED CHARGE STRUCTURE

88056	Eastman Kodak Company	GB	1744888	05738869.6	5/4/2005	11/11/2009	BEVELED CHARGE STRUCTURE

88056	Eastman Kodak Company	US	7144103	10/839,464	5/5/2004	12/5/2006	BEVELED CHARGE STRUCTURE

88056	Eastman Kodak Company	US	7506443	11/533,380	9/20/2006	3/24/2009	BEVELED CHARGE STRUCTURE

88057	Eastman Kodak Company	EP		05772424.7	7/22/2005		POLYMERIC ALUMINO SILICATE APPLIED ON COMMERCIAL INKJET PAPERS BEFORE AND AFTER PRINTING IMPROVING OZONE KEEPING AND GLOSS

88057	Eastman Kodak Company	JP	4756558	2007-524221	7/22/2005	6/10/2011	POLYMERIC ALUMINO SILICATE APPLIED ON COMMERCIAL INKJET PAPERS BEFORE AND AFTER PRINTING IMPROVING OZONE KEEPING AND GLOSS

88057	Eastman Kodak Company	US	7604342	11/573,148	7/22/2005	10/20/2009	METHOD FOR TREATING AN INKJET RECORDING ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88059	Eastman Kodak Company	US	7156488	10/839,409	5/5/2004	1/2/2007	INK REPELLENT COATING ON CHARGE DEVICE TO IMPROVE PRINTER RUNABILITY AND PRINTHEAD LIFE

88059	Eastman Kodak Company	US	7404622	11/561,452	11/20/2006	7/29/2008	INK REPELLENT COATING ON CHARGE DEVICE TO IMPROVE PRINTER RUNABILITY AND PRINTHEAD LIFE

88060	Eastman Kodak Company	US	7342658	11/319,933	12/28/2005	3/11/2008	PROGRAMMABLE SPECTRAL IMAGING SYSTEM

88061	Eastman Kodak Company	US	7274454	11/316,857	12/23/2005	9/25/2007	IMAGING SYSTEM WITH PROGRAMMABLE SPECTRAL SWITCH

88062	Eastman Kodak Company	US	7289209	11/021,258	12/21/2004	10/30/2007	PROGRAMMABLE SPECTRAL IMAGING SYSTEM

88063	Eastman Kodak Company	US	7144102	10/839,408	5/5/2004	12/5/2006	SUPRESSION OF MARANGONI EFFECT ON THE CATCHER FACE

88064	Eastman Kodak Company	EP		05746283.0	5/4/2005		INK COMPATIBILITY ASSURANCE PROGRAM

88064	Eastman Kodak Company	US	7192108	10/839,360	5/5/2004	3/20/2007	INK COMPATIBILITY ASSURANCE PROGRAM

88065	Eastman Kodak Company	DE	602005028653.5	05743994.5	5/2/2005	6/22/2011	INKJET PRINT STATION

88065	Eastman Kodak Company	FR	1742800	05743994.5	5/2/2005	6/22/2011	INKJET PRINT STATION

88065	Eastman Kodak Company	GB	1742800	05743994.5	5/2/2005	6/22/2011	INKJET PRINT STATION

88065	Eastman Kodak Company	US	7163281	10/839,359	5/5/2004	1/16/2007	METHOD FOR IMPROVING DROP CHARGING ASSEMBLY FLATNESS TO IMPROVED DROP CHARGE UNIFORMITY IN PLANAR ELECTRODE STRUCTURES

88066	Eastman Kodak Company	US	7090326	10/839,537	5/5/2004	8/15/2006	IMPROVED AUTOMATIC STARTUP SEQUENCE FOR THE SOLVENT INK PRINTING SYSTEM

88079	Eastman Kodak Company	US	7323109	10/868,488	6/15/2004	1/29/2008	COMPOSITION COMPRISING METAL-ION SEQUESTRANT

88084	Eastman Kodak Company	TW		094114179	5/3/2005		GUARDED COVER FILM FOR LCD POLARIZERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88084	Eastman Kodak Company	US	7279060	10/838,681	5/4/2004	10/9/2007	GUARDED COVER FILM FOR LCD POLARIZERS

88085	Eastman Kodak Company	CN	200580014495.2	200580014495.2	4/19/2005	10/29/2008	PROTECTIVE SHEETING WITH ADHESION PROMOTER FOR LCD POLARIZERS TITLE CHANGED BY WIPO OLD TITLE: POLARIZER GUARDED COVER SHEET WITH ADHESION PROMOTER

88085	Eastman Kodak Company	US	7252733	10/838,841	5/4/2004	8/7/2007	POLARIZER GUARDED COVER SHEET WITH ADHESION PROMOTER

88085	Eastman Kodak Company	US	7399376	11/028,036	1/3/2005	7/15/2008	POLARIZING PLATE LAMINATED WITH AN IMPROVED GLUE COMPOSITION AND A METHOD OF MANUFACTURING THE SAME

88089	Eastman Kodak Company	US	7204020	10/966,236	10/15/2004	4/17/2007	IMPROVED CHARGE PLATE FABRICATION TECHNIQUE

88091	Eastman Kodak Company	US	7178897	10/942,446	9/15/2004	2/20/2007	METHOD FOR REMOVING LIQUID IN THE GAP OF A PRINTHEAD

88092	Eastman Kodak Company	US	6912179	10/942,440	9/15/2004	6/28/2005	CUE DELAY CIRCUIT

88092	Eastman Kodak Company	US	7428188	11/113,595	4/25/2005	9/23/2008	METHOD FOR GENERATING A CUE DELAY CIRCUIT

88093	Eastman Kodak Company	US	7207671	10/839,406	5/5/2004	4/24/2007	HEPA FILTER PRINTHEAD PROTECTION

88094	Eastman Kodak Company	US	7207638	10/948,071	9/23/2004	4/24/2007	VARYING CUE DELAY CIRCUIT

88095	Eastman Kodak Company	US	7207665	10/839,466	5/5/2004	4/24/2007	IMPROVED METHOD FOR ESTABLISHING JETS FOR AN INK JET PRINTHEAD

88095	Eastman Kodak Company	US	7370951	11/673,695	2/12/2007	5/13/2008	METHOD FOR ESTABLISHING JETS FOR AN INK JET PRINTHEAD

88096	Eastman Kodak Company	US	7163283	10/970,105	10/21/2004	1/16/2007	REUSE OF SOLVENT STARTUP/SHUTDOWN FLUID FOR CONCENTRATION CONTROL

88097	Eastman Kodak Company	US		11/573,095	7/22/2005		INKJET RECORDING ELEMENT

88100	Eastman Kodak Company	US	7312252	10/850,489	5/20/2004	12/25/2007	NANOPARTICULATE ANIONIC CLAYS

88108	Eastman Kodak Company	DE	602005023052.1	05854949.4	12/20/2005	8/18/2010	SPOOL ADAPTER

88108	Eastman Kodak Company	US	7594771	11/020,404	12/22/2004	9/29/2009	SPOOL ADAPTER

88108	Eastman Kodak Company	US	7972071	12/354,840	1/16/2009	7/5/2011	SPOOL ADAPTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88110	Eastman Kodak Company	DE	602005027063.9	05746268.1	5/4/2005	3/23/2011	INKJET PRINTHEAD SHUT DOWN METHOD

88110	Eastman Kodak Company	FR	1744892	05746268.1	5/4/2005	3/23/2011	INKJET PRINTHEAD SHUT DOWN METHOD

88110	Eastman Kodak Company	GB	1744892	05746268.1	5/4/2005	3/23/2011	INKJET PRINTHEAD SHUT DOWN METHOD

88110	Eastman Kodak Company	US	7213902	10/839,467	5/5/2004	5/8/2007	METHOD OF SHUTTING DOWN A CONTINUOUS INK JET PRINTER FOR MAINTAINING POSITIVE PRESSURE AT THE PRINTHEAD

88111	Eastman Kodak Company	US	7329301	10/953,427	9/29/2004	2/12/2008	SILVER NANOPARTICLES MADE IN SOLVENT

88112	Eastman Kodak Company	DE	602005015344.6	05809986.2	9/29/2005	7/8/2009	SILVER MICRORIBBON COMPOSITION AND METHOD OF PRODUCTION

88112	Eastman Kodak Company	FR	1794763	05809986.2	9/29/2005	7/8/2009	SILVER MICRORIBBON COMPOSITION AND METHOD OF PRODUCTION

88112	Eastman Kodak Company	GB	1794763	05809986.2	9/29/2005	7/8/2009	SILVER MICRORIBBON COMPOSITION AND METHOD OF PRODUCTION

88131	Eastman Kodak Company	EP		05852015.6	11/17/2005		DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

88131	Eastman Kodak Company	JP	4801673	2007-543400	11/17/2005	8/12/2011	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

88131	Eastman Kodak Company	US	7175258	10/994,952	11/22/2004	2/13/2007	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

88133	Eastman Kodak Company	US	7407242	10/839,618	5/5/2004	8/5/2008	DERIVATION OF MULTICOLOR TEXT COLORANT LIMITS FROM SINGLE COLOR TEXT COLORANT LIMIT

88154	Eastman Kodak Company	US	7507046	11/091,155	3/28/2005	3/24/2009	BORDERLESS PLATEN DRIVE PRINTING

88155	Eastman Kodak Company	US	7324124	11/282,823	11/18/2005	1/29/2008	PRINTER AND METHOD FOR DETECTING DONOR MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88181	Eastman Kodak Company	DE	602005011438. 6	05762630.1	6/13/2005	12/3/2008	FUSIBLE REACTIVE MEDIA

88181	Eastman Kodak Company	FR	1761394	05762630.1	6/13/2005	12/3/2008	FUSIBLE REACTIVE MEDIA

88181	Eastman Kodak Company	GB	1761394	05762630.1	6/13/2005	12/3/2008	FUSIBLE REACTIVE MEDIA

88181	Eastman Kodak Company	JP	4726897	2007-519249	6/13/2005	4/22/2011	FUSIBLE REACTIVE MEDIA

88181	Eastman Kodak Company	US	7655286	10/881,264	6/30/2004	2/2/2010	FUSIBLE REACTIVE MEDIA COMPRISING MORDANT

88212	Eastman Kodak Company	US	8063132	11/722,666	12/22/2005	11/22/2011	COATING COMPOSITION COMPRISING BOEHMITE PARTICLES AND ONE OR MORE DISPERSANTS AND A METHOD OF COATING A SUBSTRATE USING SAID COATING COMPOSITION

88221	Eastman Kodak Company	US	7435024	11/101,360	4/7/2005	10/14/2008	ONE TIME USE PAPER EDGE CLEANER

88223	Eastman Kodak Company	CN	ZL200580017075.X	200580017075.X	5/11/2005	11/17/2010	AUTOSTEREOSCOPIC DISPLAY APPARATUS

88223	Eastman Kodak Company	DE	602005025623. 7	05747639.2	5/11/2005	12/29/2010	AUTOSTEREOSCOPIC DISPLAY APPARATUS

88223	Eastman Kodak Company	FR	1749405	05747639.2	5/11/2005	12/29/2010	AUTOSTEREOSCOPIC DISPLAY APPARATUS

88223	Eastman Kodak Company	GB	1749405	05747639.2	5/11/2005	12/29/2010	AUTOSTEREOSCOPIC DISPLAY APPARATUS

88223	Eastman Kodak Company	US	7226167	10/854,116	5/25/2004	6/5/2007	AUTOSTEREOSCOPIC DISPLAY APPARATUS

88227	Eastman Kodak Company	US	7390617	10/882,028	6/30/2004	6/24/2008	SELECTIVE LIGHT ABSORPTION SHIFTING LAYER AND PROCESS

88233	Eastman Kodak Company	TW		096149551	12/21/2007		PRINTER WITH SHORT PRINT-TO- PRINT CYCLE TIMES

88233	Eastman Kodak Company	US	7675534	11/644,859	12/22/2006	3/9/2010	PRINTER WITH SHORT PRINT-TO- PRINT CYCLE TIMES

88237	Eastman Kodak Company	DE	602005007488. 0	05779986.8	5/20/2005	6/11/2008	COMPOSITION COMPRISING INTERCALATED FUNCTIONAL-ACTIVE ORGANIC COMPOUNDS

88237	Eastman Kodak Company	GB	1758612	05779986.8	5/20/2005	6/11/2008	COMPOSITION COMPRISING INTERCALATED FUNCTIONAL-ACTIVE ORGANIC COMPOUNDS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88261	Eastman Kodak Company	US	7479976	11/342,788	1/30/2006	1/20/2009	REVERSED THERMAL HEAD PRINTING

88278	Eastman Kodak Company	US	7221383	10/872,614	6/21/2004	5/22/2007	PRINTER FOR RECORDING ON A MOVING MEDIUM

88282	Eastman Kodak Company	US	7195333	10/839,619	5/5/2004	3/27/2007	AN INK JET PRINT STATION WITH IMPROVED START UP AND A METHOD FOR STARTING UP INKJET PRINTERS

88286	Eastman Kodak Company	DE	602005005470.7	05076690.6	7/22/2005	3/19/2008	METHOD FOR VALIDATING WARRANTY COMPLIANCE AND INK COMPATIBILITY ASSURANCE

88286	Eastman Kodak Company	FR	1745932	05076690.6	7/22/2005	3/19/2008	METHOD FOR VALIDATING WARRANTY COMPLIANCE AND INK COMPATIBILITY ASSURANCE

88286	Eastman Kodak Company	GB	1745932	05076690.6	7/22/2005	3/19/2008	METHOD FOR VALIDATING WARRANTY COMPLIANCE AND INK COMPATIBILITY ASSURANCE

88286	Eastman Kodak Company	US	7401052	10/839,617	5/5/2004	7/15/2008	METHOD FOR VALIDATING WARRANTY COMPLIANCE AND INK COMPATIBILITY ASSURANCE

88298	Eastman Kodak Company	US	7439339	11/109,388	4/19/2005	10/21/2008	AZO COUPLING REACTIONS OF HYDROPHOBIC COMPOUNDS

88301	Eastman Kodak Company	TW		095101112	1/11/2006		FOUR COLOR DIGITAL CINEMA SYSTEM WITH EXTENDED COLOR GAMUT AND COPY PROTECTION

88301	Eastman Kodak Company	US	7362336	11/033,782	1/12/2005	4/22/2008	FOUR COLOR DIGITAL CINEMA SYSTEM WITH EXTENDED COLOR GAMUT AND COPY PROTECTON

88302	Eastman Kodak Company	US	8035671	12/276,693	11/24/2008	10/11/2011	DUAL-USE SENSOR ASSEMBLY FOR A THERMAL PRINTER

88307	Eastman Kodak Company	DE	60122623.2	01304115.7	5/8/2001	8/30/2006	COATING MATERIAL FOR POROUS SUBSTRATES

88307	Eastman Kodak Company	FR	1162077	01304115.7	5/8/2001	8/30/2006	COATING MATERIAL FOR POROUS SUBSTRATES

88307	Eastman Kodak Company	GB	1162077	01304115.7	5/8/2001	8/30/2006	COATING MATERIAL FOR POROUS SUBSTRATES

88320	Eastman Kodak Company	US	7583834	11/072,077	3/4/2005	9/1/2009	LASER ETCHED FIDUCIALS IN ROLL- ROLL DISPLAY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88328	Eastman Kodak Company	EP		05794305.2	9/1/2005		THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY METHOD AND SUPPORT

88328	Eastman Kodak Company	US	7251882	10/849,329	9/3/2004	8/7/2007	THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY AND CONDUCTIVE SUPPORT

88336	Eastman Kodak Company	US	7046446	11/012,967	12/15/2004	5/16/2006	SPECKLE REDUCTION FOR DISPLAY SYSTEM WITH ELECTROMECHANICAL GRATING

88338	Eastman Kodak Company	EP		05825538.1	11/3/2005		OVERCOAT COMPOSITION FOR PRINTED IMAGES

88344	Eastman Kodak Company	US	7387352	10/967,990	10/19/2004	6/17/2008	PRINT OPTIMIZATION SYSTEM AND METHOD FOR DROP ON DEMAND INK JET PRINTERS

88345	Eastman Kodak Company	US	7375813	10/970,110	10/21/2004	5/20/2008	METHOD AND SYSTEM FOR DIFFUSION ATTENUATED TOTAL REFLECTION BASED CONCENTRATION SENSING

88345	Eastman Kodak Company	US	7593107	11/395,785	3/31/2006	9/22/2009	METHOD AND SYSTEM FOR DIFFUSION ATTENUATED TOTAL REFLECTION BASED CONCENTRATION SENSING

88348	Eastman Kodak Company	US	7354522	10/911,183	8/4/2004	4/8/2008	SUBSTRATE ETCHING METHOD FOR FORMING CONNECTED FEATURES

88349	Eastman Kodak Company	US	7427441	10/944,570	9/17/2004	9/23/2008	TRANSPARENT POLYMERIC COATED CONDUCTOR

88365	Eastman Kodak Company	US	7273270	11/229,456	9/16/2005	9/25/2007	IMPROVED INK JET PRINTING DEVICE WITH IMPROVED DROP SELECTION CONTROL

88394	Eastman Kodak Company	US	7369273	10/899,755	7/27/2004	5/6/2008	GRAYSCALE MISTRACKING CORRECTION FOR COLOR-POSITIVE TRANSPARENCY FILM ELEMENTS

88396	Eastman Kodak Company	US	7648745	10/881,127	6/30/2004	1/19/2010	FUSIBLE REACTIVE MEDIA

88400	Eastman Kodak Company	DE	602005026315.2	05824864.2	11/3/2005	2/9/2011	INK JET INK COMPOSITION

88400	Eastman Kodak Company	FR	1819786	05824864.2	11/3/2005	2/9/2011	INK JET INK COMPOSITION

88400	Eastman Kodak Company	GB	1819786	05824864.2	11/3/2005	2/9/2011	INK JET INK COMPOSITION

88400	Eastman Kodak Company	JP	5161579	2007-540053	11/3/2005	12/21/2012	INK JET INK COMPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88400	Eastman Kodak Company	US	7897655	10/984,092	11/9/2004	3/1/2011	INK JET INK COMPOSITION

88401	Eastman Kodak Company	DE	602005027386.7	05818538.0	11/4/2005	4/6/2011	INK JET COMPOSITION CONTAINING MICROGEL PARTICLES

88401	Eastman Kodak Company	FR	1819785	05818538.0	11/4/2005	4/6/2011	INK JET COMPOSITION CONTAINING
							MICROGEL PARTICLES

88401	Eastman Kodak Company	GB	1819785	05818538.0	11/4/2005	4/6/2011	INK JET COMPOSITION CONTAINING
							MICROGEL PARTICLES

88401	Eastman Kodak Company	JP	5161580	2007-540173	11/4/2005	12/21/2012	INK JET COMPOSITION CONTAINING
							MICROGEL PARTICLES

88401	Eastman Kodak Company	US	7449501	10/984,302	11/9/2004	11/11/2008	INK JET COMPOSITION CONTAINING
							MICROGEL PARTICLES

88402	Eastman Kodak Company	US	7230198	10/986,973	11/12/2004	6/12/2007	FLEXIBLE SHEET FOR RESISTIVE
							TOUCH SCREEN

88445	Eastman Kodak Company	DE	602005021360.0	05756536.8	6/30/2005	5/19/2010	INK-JET RECEIVER HAVING IMPROVED GLOSS

88445	Eastman Kodak Company	FR	1773598	05756536.8	6/30/2005	5/19/2010	INK-JET RECEIVER HAVING
							IMPROVED GLOSS

88445	Eastman Kodak Company	GB	1773598	05756536.8	6/30/2005	5/19/2010	INK-JET RECEIVER HAVING
							IMPROVED GLOSS

88445	Eastman Kodak Company	JP	4875617	2007-519868	6/30/2005	12/2/2011	INK-JET RECEIVER HAVING
							IMPROVED GLOSS

88445	Eastman Kodak Company	US	7910182	11/570,605	6/30/2005	3/22/2011	INK-JET RECEIVER HAVING
							IMPROVED GLOSS

88470	Eastman Kodak Company	US	7537650	11/094,150	3/30/2005	5/26/2009	CHARGE ADHESIVE PROTECTIVE INK JET INKS

88475	Eastman Kodak Company	CN	ZL200680036390.1	200680036390.1	9/15/2006	10/5/2011	LASER RESIST TRANSFER FOR MICROFABRICATION OF ELECTRONIC DEVICES

88475	Eastman Kodak Company	KR		2008-7007668	9/15/2006		LASER RESIST TRANSFER FOR
							MICROFABRICATION

88475	Eastman Kodak Company	US	7198879	11/240,964	9/30/2005	4/3/2007	LASER RESIST TRANSFER FOR
							MICROFABRICATION OF
							ELECTRONIC DEVICES

88498	Eastman Kodak Company	US	7221440	10/896,462	7/22/2004	5/22/2007	SYSTEM AND METHOD FOR
							CONTROLLING INK CONCENTRATION USING A REFRACTOMETER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88508	Eastman Kodak Company	EP		05851786.3	11/17/2005		FUSER-OIL SORBENT
							ELECTROPHOTOGRAPHIC TONER
							RECEIVER LAYER

88508	Eastman Kodak Company	US	7687136	10/999,411	11/30/2004	3/30/2010	FUSER-OIL SORBENT
							ELECTROPHOTOGRAPHIC TONER
							RECEIVER LAYER

88509	Eastman Kodak Company	EP		05824978.0	11/16/2005		MARKING ENHANCEMENT LAYER
							FOR TONER RECEIVER ELEMENT

88509	Eastman Kodak Company	US	7754315	11/000,259	11/30/2004	7/13/2010	MARKING ENHANCEMENT LAYER
							FOR TONER RECEIVER ELEMENT

88511	Eastman Kodak Company	EP		05848178.9	11/16/2005		ELECTROPHOTOGRAPHIC MEDIA
							WITH CARBOXYLIC ACID POLYMER

88511	Eastman Kodak Company	JP	5053858	2007-544370	11/16/2005	8/3/2012	ELECTROPHOTOGRAPHIC MEDIA
							WITH CARBOXYLIC ACID POLYMER

88511	Eastman Kodak Company	US	7147909	10/999,408	11/30/2004	12/12/2006	ELECTROPHOTOGRAPHIC MEDIA
							WITH CARBOXYLIC ACID POLYMER

88513	Eastman Kodak Company	US	7781047	10/969,889	10/21/2004	8/24/2010	POLYMERIC CONDUCTOR DONOR
							AND TRANSFER METHOD

88513	Eastman Kodak Company	US	7850814	12/256,576	10/23/2008	12/14/2010	POLYMERIC CONDUCTOR DONOR
							AND TRANSFER METHOD

88554	Eastman Kodak Company	CN	200580041113.5	200580041113.5	11/16/2005	12/9/2009	ELECTROPHOTOGRAPHIC PRINTS WITH GLOSSY AND WRITABLE SIDES

88554	Eastman Kodak Company	EP		05848641.6	11/16/2005		ELECTROPHOTOGRAPHIC PRINTS
							WITH GLOSSY AND WRITABLE SIDES

88554	Eastman Kodak Company	JP	5199672	2007-543192	11/16/2005	2/15/2013	ELECTROPHOTOGRAPHIC PRINTS
							WITH GLOSSY AND WRITABLE SIDES

88554	Eastman Kodak Company	US	7211363	11/000,299	11/30/2004	5/1/2007	ELECTROPHOTOGRAPHIC PRINTS
							WITH GLOSSY AND WRITABLE SIDES

88578	Eastman Kodak Company	US	7211364	11/256,253	10/21/2005	5/1/2007	THERMALLY CONDUCTIVE MATERIAL
							AND USE IN HIGH-SPEED PRINTING

88590	Eastman Kodak Company	US	8104170	12/020,789	1/28/2008	1/13/2012	CHARGE PLATE FABRICATION
							TECHNIQUE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88596	Eastman Kodak Company	JP	5086095	2007-544384	11/17/2005	9/14/2012	EXTRUDED TONER RECEIVER LAYER
							FOR ELECTROPHOTOGRAPHY

88596	Eastman Kodak Company	US	7264867	10/999,254	11/30/2004	9/4/2007	EXTRUDED TONER RECEIVER LAYER FOR ELECTROPHOTOGRAPHY

88596	Eastman Kodak Company	US	7678445	11/748,069	5/14/2007	3/16/2010	EXTRUDED TONER RECEIVER LAYER
							FOR ELECTROPHOTOGRAPHY

88601	Eastman Kodak Company	US	7666815	11/017,487	12/20/2004	2/23/2010	THERMAL DONOR FOR HIGH SPEED
							PRINTING

88613	Eastman Kodak Company	US	7867603	11/000,124	11/30/2004	1/11/2011	COEXTRUDED TONER RECEIVING
							LAYER FOR
							ELECTROPHOTOGRAPHY

88644	Eastman Kodak Company	US	7165842	10/939,661	9/13/2004	1/23/2007	AUTOSTEREOSCOPIC DISPLAY
							APPARATUS HAVING GLARE
							SUPPRESSION

88664	Eastman Kodak Company	US	7067756	10/988,343	11/12/2004	6/27/2006	FLEXIBLE SHEET FOR RESISTIVE
							TOUCH SCREEN

88684	Eastman Kodak Company	DE	602006027830.6	06813652.2	8/22/2006	2/22/2012	FLUID EJECTOR WITH
							ANISOTROPICALLY ETCHED FLUID
							CHAMBERS

88684	Eastman Kodak Company	US	7731341	11/220,514	9/7/2005	6/8/2010	CONTINUOUS FLUID JET EJECTOR
							WITH ANISOTROPICALLY ETCHED
							FLUID CHAMBERS

88689	Eastman Kodak Company	EP		05853297.9	12/6/2005		THERMAL PRINT ASSEMBLY

88689	Eastman Kodak Company	US	7244691	11/017,590	12/20/2004	7/17/2007	THERMAL PRINT ASSEMBLY

88696	Eastman Kodak Company	EP		07750516.2	2/13/2007		INKJET RECORDING ELEMENT

88696	Eastman Kodak Company	JP		2008-557274	2/13/2007		INKJET RECORDING ELEMENT

88696	Eastman Kodak Company	US	7718237	11/364,749	2/28/2006	5/18/2010	GLOSSY INKJET RECORDING
							ELEMENT ON ABSORBENT PAPER
							AND CAPABLE OF ABSORBING HIGH
							INK FLUX

88701	Eastman Kodak Company	US	6972139	11/017,377	12/20/2004	12/6/2005	THERMAL DONOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88705	Eastman Kodak Company	US	7326956	11/015,897	12/17/2004	2/5/2008	FLUORINE-CONTAINING N,N’-DIARYL PERYLENE-BASED TETRACARBOXYLIC DIIMIDE COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

88708	Eastman Kodak Company	GB	2081771	07838318.9	9/17/2007	11/30/2011	DETERMINING DEFECTIVE
							RESISITORS IN INKJET PRINTERS

88708	Eastman Kodak Company	JP	5074504	2009-530364	9/17/2007	8/31/2012	DETERMINING DEFECTIVE
							RESISITORS IN INKJET PRINTERS

88708	Eastman Kodak Company	US	7448718	11/536,906	9/29/2006	11/11/2008	DETERMINING DEFECTIVE
							RESISITORS IN INKJET PRINTERS

88710	Eastman Kodak Company	EP		06786754.9	7/11/2006		ADAPTIVE PRINTING

88710	Eastman Kodak Company	JP	5053273	2008-522812	7/11/2006	8/3/2012	SYSTEM AND METHOD FOR PRINTING AN IMAGE ON A RECEIVER MEDIUM

88710	Eastman Kodak Company	US	7440123	11/185,392	7/20/2005	10/21/2008	ADAPTIVE PRINTING

88718	Eastman Kodak Company	US	7100510	11/054,680	2/9/2005	9/5/2006	METHOD FOR REGISTERING
							PATTERNS ON A WEB

88718	Eastman Kodak Company	US	7650839	11/500,209	8/7/2006	1/26/2010	METHOD FOR REGISTERING
							PATTERNS ON A WEB

88747	Eastman Kodak Company	DE	602006031754.9	06790166.0	9/6/2006	8/29/2012	INK JET BREAK-OFF LENGTH CONTROLLED DYNAMICALLY BY
							INDIVIDUAL JET STIMULATION

88747	Eastman Kodak Company	EP	1931516	06790166.0	9/6/2006	8/29/2012	INK JET BREAK-OFF LENGTH
							CONTROLLED DYNAMICALLY BY
							INDIVIDUAL JET STIMULATION

88747	Eastman Kodak Company	FR	1931516	06790166.0	9/6/2006	8/29/2012	INK JET BREAK-OFF LENGTH
							CONTROLLED DYNAMICALLY BY
							INDIVIDUAL JET STIMULATION

88747	Eastman Kodak Company	GB	1931516	06790166.0	9/6/2006	8/29/2012	INK JET BREAK-OFF LENGTH
							CONTROLLED DYNAMICALLY BY
							INDIVIDUAL JET STIMULATION

88747	Eastman Kodak Company	US	7249830	11/229,467	9/16/2005	7/31/2007	INK JET BREAK-OFF LENGTH
							CONTROLLED DYNAMICALLY BY
							INDIVIDUAL JET STIMULATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88747	Eastman Kodak Company	US	7401906	11/758,786	6/6/2007	7/22/2008	INK JET BREAK-OFF LENGTH
							CONTROLLED DYNAMICALLY BY
							INDIVIDUAL JET STIMULATION

88750	Eastman Kodak Company	US	7249829	11/130,621	5/17/2005	7/31/2007	HIGH SPEED, HIGH QUALITY LIQUID PATTERN DEPOSITION APPARATUS

88769	Eastman Kodak Company	US	7141349	10/963,295	10/12/2004	11/28/2006	METAL OXIDE COATING

88774	Eastman Kodak Company	US	7196281	10/987,882	11/12/2004	3/27/2007	RESISTIVE TOUCH SCREEN HAVING CONDUCTIVE MESH

88778	Eastman Kodak Company	US	7223530	11/230,343	9/20/2005	5/29/2007	PHOTOGRAPHIC IMAGING ELEMENT WITH REDUCED FRINGING

88781	Eastman Kodak Company	CN	ZL200780046082.1	200780046082.1	12/4/2007	11/23/2011	LIQUID DROP EJECTOR HAVING IMPROVED LIQUID CHAMBER

88781	Eastman Kodak Company	EP		07862491.3	12/4/2007		LIQUID DROP EJECTOR HAVING IMPROVED LIQUID CHAMBER

88781	Eastman Kodak Company	JP	5179510	2009-541308	12/4/2007	1/18/2013	LIQUID DROP EJECTOR HAVING IMPROVED LIQUID CHAMBER

88781	Eastman Kodak Company	US	7699441	11/609,375	12/12/2006	4/20/2010	LIQUID DROP EJECTOR HAVING
							IMPROVED LIQUID CHAMBER

88827	Eastman Kodak Company	CN	ZL200780046064.3	200780046064.3	12/4/2007	8/10/2011	LIQUID EJECTOR HAVING IMPROVED CHAMBER WALLS

88827	Eastman Kodak Company	EP		07853231.4	12/4/2007		LIQUID EJECTOR HAVING IMPROVED CHAMBER WALLS

88827	Eastman Kodak Company	JP	5139444	2009-541309	12/4/2007	11/22/2012	LIQUID EJECTOR HAVING IMPROVED CHAMBER WALLS

88827	Eastman Kodak Company	US	7600856	11/609,365	12/12/2006	10/13/2009	LIQUID EJECTOR HAVING IMPROVED CHAMBER WALLS

88836	Eastman Kodak Company	US	7642039	11/365,049	3/1/2006	1/5/2010	A METHOD OF MAKING AN ADDRESS PLATE

88838	Eastman Kodak Company	DE	602006003764. 3	06773287.5	6/16/2006	11/19/2008	INKJET PRINT AND METHOD OF PRINTING

88838	Eastman Kodak Company	JP	4965566	2008-519350	6/16/2006	4/6/2012	INKJET PRINT AND METHOD OF PRINTING

88838	Eastman Kodak Company	US	7597439	11/173,706	7/1/2005	10/6/2009	INKJET PRINT AND METHOD OF PRINTING

88840	Eastman Kodak Company	US	7419565	11/048,400	2/1/2005	9/2/2008	METHOD FOR ENCAPSULATING

88841	Eastman Kodak Company	US	7352926	11/095,167	3/31/2005	4/1/2008	VISUAL DISPLAY WITH ELECTRO-OPTICAL ADDRESSING ARCHITECTURE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88846	Eastman Kodak Company	US	5738010	08/722,369	9/27/1996	4/14/1998	PRINTING PRESS AND METHOD OF CONVEYING SHEETS ALONG MULTIPLE FORM CYLINDERS

88847	Eastman Kodak Company	DE	19527266.8	19527266.8	7/26/1995	4/8/1999	SHEET FED PRINTING PRESS

88847	Eastman Kodak Company	US	5778783	09/686,817	7/26/1996	7/14/1998	SHEET FED PRINTING PRESS

88850	Eastman Kodak Company	DE	602006006842.5	06800934.9	8/8/2006	5/13/2009	INK-RECEIVING LAYER FOR INKJET RECORDING

88850	Eastman Kodak Company	FR	1917147	06800934.9	8/8/2006	5/13/2009	INK-RECEIVING LAYER FOR INKJET RECORDING

88850	Eastman Kodak Company	GB	1917147	06800934.9	8/8/2006	5/13/2009	INK-RECEIVING LAYER FOR INKJET RECORDING

88850	Eastman Kodak Company	JP		2008-527953	8/8/2006		INK-RECEIVING LAYER FOR INKJET RECORDING

88850	Eastman Kodak Company	US	7824030	11/210,169	8/23/2005	11/2/2010	EXTRUDED OPEN-CELLED INK-RECEIVING LAYER COMPRISING HYDROPHILIC POLYMER FOR USE IN INKJET RECORDING

88857	Eastman Kodak Company	US	5602632	09/560,772	11/21/1995	2/11/1997	BELT APPLICATOR FOR DEVELOPING
							INK OR TONER ON A PRINT MEMBER

88858	Eastman Kodak Company	US	5915300	08/874,258	6/13/1997	6/29/1999	PRINTING MACHINE WITH A SHEET-TRANSPORT BELT

88861	Eastman Kodak Company	US	6078769	09/136,106	8/18/1998	6/20/2000	CYLINDER FOR A PRINTING MACHINE

88869	Eastman Kodak Company	EP		06707110.0	2/21/2006		METHOD AND EQUIPMENT FOR DATA TRANSMISSION BY AD-HOC NETWORK

88869	Eastman Kodak Company	FR	0502567	0502567	3/16/2005	5/25/2007	METHOD AND EQUIPMENT FOR DATA TRANSMISSION BY AD-HOC NETWORK PROCEDE ET EQUIPEMENT POUR LA TRANSMISSION DE DONNEES PAR RESEAU AD HOC

88869	Eastman Kodak Company	JP	4934663	2008-501177	2/21/2006	2/24/2012	METHOD AND EQUIPMENT FOR DATA TRANSMISSION BY AD-HOC NETWORK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88869	Eastman Kodak Company	US	8014350	11/816,415	2/21/2006	9/6/2011	METHOD AND EQUIPMENT FOR DATA TRANSMISSION BY AD-HOC NETWORK

88886	Eastman Kodak Company	US	7325691	10/957,769	10/4/2004	2/5/2008	PACKAGING APPARATUS

88915	Eastman Kodak Company	US	7514028	11/035,329	1/13/2005	4/7/2009	THERMAL RECEIVER

88925	Eastman Kodak Company	US	7271935	11/352,056	2/10/2006	9/18/2007	SELF-CALIBRATING PRINTER AND PRINTER CALIBRATION METHOD

88949	Eastman Kodak Company	US	7501228	11/076,593	3/10/2005	3/10/2009	ANNULAR NOZZLE STRUCTURE FOR HIGH DENSITY INKJET PRINTHEADS

88969	Eastman Kodak Company	US	7350900	11/079,656	3/14/2005	4/1/2008	TOP FEED DROPLET GENERATOR

88983	Eastman Kodak Company	DE	602005015487.6	05851591.7	11/15/2005	7/15/2009	YELLOW DYES FOR INK JET INKS

88983	Eastman Kodak Company	FR	1833930	05851591.7	11/15/2005	7/15/2009	YELLOW DYES FOR INK JET INKS

88983	Eastman Kodak Company	GB	1833930	05851591.7	11/15/2005	7/15/2009	YELLOW DYES FOR INK JET INKS

88983	Eastman Kodak Company	JP	4991557	2007-543152	11/15/2005	5/11/2012	YELLOW DYES FOR INK JET INKS

88983	Eastman Kodak Company	US	7125446	10/994,593	11/19/2004	10/24/2006	YELLOW DYES FOR INK JET INKS

89012	Eastman Kodak Company	US	6968093	09/957,946	9/20/2001	11/22/2005	PIXEL PROCESSING SYSTEM FOR IMAGE SCANNING APPLICATIONS

89065	Eastman Kodak Company	DE	602005031824.0	05851818.4	11/18/2005	12/21/2011	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

89065	Eastman Kodak Company	FR	1814741	05851818.4	11/18/2005	12/21/2011	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

89065	Eastman Kodak Company	GB	1814741	05851818.4	11/18/2005	12/21/2011	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

89065	Eastman Kodak Company	US	7188931	10/994,686	11/22/2004	3/13/2007	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

89068	Eastman Kodak Company	US	7235513	11/159,892	6/23/2005	6/26/2007	THERMAL DONOR

89069	Eastman Kodak Company	JP	4846728	2007-543284	11/18/2005	10/21/2011	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

89069	Eastman Kodak Company	US	7283030	10/999,645	11/22/2004	10/16/2007	DOUBLY-ANCHORED THERMAL ACTUATOR HAVING VARYING FLEXURAL RIGIDITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89069	Eastman Kodak Company	US	7508294	11/849,378	9/4/2007	3/24/2009	DOUBLY-ANCHORED THERMAL
							ACTUATOR HAVING VARYING
							FLEXURAL RIGIDITY

89093	Eastman Kodak Company	US	7100508	11/066,574	2/25/2005	9/5/2006	COLOR REGISTRATION TEST
							PATTERN

89099	Eastman Kodak Company	US	8128196	12/333,338	12/12/2008	3/6/2012	THERMAL CLEANING OF INDIVIDUAL JETTING MODULE NOZZLES

89101	Eastman Kodak Company	US	7414313	11/022,155	12/22/2004	8/19/2008	POLYMERIC CONDUCTOR DONOR AND TRANSFER METHOD

89107	Eastman Kodak Company	CN	ZL200580044132.3	200580044132.3	12/6/2005	5/30/2012	N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89107	Eastman Kodak Company	EP		05853225.0	12/6/2005		N-TYPE SEMICONDUCTOR
							MATERIALS FOR THIN FILM
							TRANSISTORS

89107	Eastman Kodak Company	TW		094145190	12/20/2005		N-TYPE SEMICONDUCTOR
							MATERIALS FOR THIN FILM
							TRANSISTORS, PROCESS FOR
							FABRICATING THIN FILM
							SEMICONDUCTOR DEVICE AND
							ELECTRONIC DEVICES

89107	Eastman Kodak Company	US	7198977	11/021,739	12/21/2004	4/3/2007	N,N’-DI(PHENYLALKY)-SUBSTITUTED PERYLENE-BASED TETRACARBOXYLIC DIIMIDE COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89136	Eastman Kodak Company	US	7322542	11/130,441	5/13/2005	1/29/2008	AUTOMATIC WINDING SYSTEM
							CONCEPT

89151	Eastman Kodak Company	DE	602005007633.6	05854952.8	12/20/2005	6/18/2008	THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY

89151	Eastman Kodak Company	JP	4990794	2007-548426	12/20/2005	5/11/2012	THERMALLY CONTROLLED FLUIDIC
							SELF-ASSEMBLY

89151	Eastman Kodak Company	US	7687277	11/021,120	12/22/2004	3/30/2010	THERMALLY CONTROLLED FLUIDIC SELF-ASSEMBLY

89152	Eastman Kodak Company	DE	602005027387.5	05843336.8	12/22/2005	4/6/2011	DISPERSANT FOR REDUCING VISCOSITY OF PARTICULATE SOLIDS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89152	Eastman Kodak Company	FR	1824589	05843336.8	12/22/2005	4/6/2011	DISPERSANT FOR REDUCING
							VISCOSITY OF PARTICULATE SOLIDS

89152	Eastman Kodak Company	GB	1824589	05843336.8	12/22/2005	4/6/2011	DISPERSANT FOR REDUCING
							VISCOSITY OF PARTICULATE SOLIDS

89152	Eastman Kodak Company	US	8153716	11/722,674	12/22/2005	4/10/2012	DISPERSANT FOR REDUCING
							VISCOSITY OF PARTICULATE SOLIDS

89163	Eastman Kodak Company	US	7648821	11/911,825	3/24/2006	1/19/2010	METHOD OF FORMING FLEXIBLE ELECTRONIC CIRCUITS

89165	Eastman Kodak Company	US	7501071	11/365,050	3/1/2006	3/10/2009	A METHOD OF FORMING A PATTERNED CONDUCTIVE STRUCTURE

89166	Eastman Kodak Company	US	7361379	11/365,251	3/1/2006	4/22/2008	A METHOD OF REGISTERING A SPACER WITH A CONDUCTING TRACK

89170	Eastman Kodak Company	US	7273830	11/017,070	12/20/2004	9/25/2007	THERMAL DONOR FOR HIGH SPEED PRINTING

89182	Eastman Kodak Company	US	7553096	11/519,418	9/12/2006	6/30/2009	DETECTION OF DONOR MATERIAL USE

89185	Eastman Kodak Company	EP		12176885.7	7/18/2012		A METHOD FOR OPERATING A CONTINUOUS INKJET APPARATUS

89185	Eastman Kodak Company	US	7673976	11/229,261	9/16/2005	3/9/2010	CONTINUOUS INK JET APPARATUS AND METHOD USING A PLURALITY OF BREAK-OFF TIMES

89185	Eastman Kodak Company	US	8087740	12/690,954	1/21/2010	1/3/2012	CONTINUOUS INK JET APPARATUS AND METHOD USING A PLURALITY OF BREAK-OFF TIMES

89196	Eastman Kodak Company	US	7300136	11/029,080	1/4/2005	11/27/2007	INK TUBING CHAIN SLIDER FOR WIDE FORMAT PRINTER

89198	Eastman Kodak Company	US	7472983	11/029,071	1/4/2005	1/6/2009	INTELLIGENT PRINT MASK

89199	Eastman Kodak Company	US	7210758	11/029,086	1/4/2005	5/1/2007	MEDIA FEED CALIBRATION

89206	Eastman Kodak Company	US	7288469	11/003,822	12/3/2004	10/30/2007	METHODS AND APPARATUSES FOR FORMING AN ARTICLE

89206	Eastman Kodak Company	US	7669988	11/851,436	9/7/2007	3/2/2010	METHODS AND APPARATUSES FOR FORMING AN ARTICLE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89221	Eastman Kodak Company	CN		201080035307.5	8/2/2010		METALIZED PRINTHEAD SUBSTRATE OVERMOLDED WITH PLASTIC

89221	Eastman Kodak Company	EP		10742664.5	8/2/2010		METALIZED PRINTHEAD SUBSTRATE OVERMOLDED WITH PLASTIC

89221	Eastman Kodak Company	JP		2012-524736	8/2/2010		METALIZED PRINTHEAD SUBSTRATE OVERMOLDED WITH PLASTIC

89221	Eastman Kodak Company	US		12/538,921	8/11/2009		METALIZED PRINTHEAD SUBSTRATE OVERMOLDED WITH PLASTIC

89223	Eastman Kodak Company	US	7455886	11/208,661	8/22/2005	11/25/2008	NANOCOMPOSITE MATERIALS AND AN IN-SITU METHOD OF MAKING SUCH MATERIALS

89233	Eastman Kodak Company	US	7515149	11/015,904	12/17/2004	4/7/2009	DISPLAY

89234	Eastman Kodak Company	US	7538756	11/016,459	12/17/2004	5/26/2009	METHODS FOR MAKING DISPLAY

89252	Eastman Kodak Company	DE	602006003750.3	06736150.1	2/24/2006	11/19/2008	FUSIBLE REACTIVE MEDIA

89252	Eastman Kodak Company	FR	1883542	06736150.1	2/24/2006	11/19/2008	FUSIBLE REACTIVE MEDIA

89252	Eastman Kodak Company	GB	1883542	06736150.1	2/24/2006	11/19/2008	FUSIBLE REACTIVE MEDIA

89252	Eastman Kodak Company	JP	4733174	2008-500741	2/24/2006	4/28/2011	FUSIBLE REACTIVE MEDIA

89252	Eastman Kodak Company	US	7507451	11/077,614	3/11/2005	3/24/2009	FUSIBLE REACTIVE MEDIA

89255	Eastman Kodak Company	DE	602006001643.3	06736064.4	2/24/2006	7/2/2008	FUSIBLE REACTIVE MEDIA COMPRISING CROSSLINKER-
							CONTAINING LAYER

89255	Eastman Kodak Company	JP	4733173	2008-500739	2/24/2006	4/28/2011	FUSIBLE REACTIVE MEDIA
							COMPRISING CROSSLINKER-
							CONTAINING LAYER

89255	Eastman Kodak Company	US	7661806	11/078,275	3/11/2005	2/16/2010	FUSIBLE REACTIVE MEDIA
							COMPRISING CROSSLINKER-
							CONTAINING LAYER

89256	Eastman Kodak Company	US	7119936	11/012,739	12/15/2004	10/10/2006	SPECKLE-REDUCTION FOR DISPLAY
							SYSTEM WITH
							ELECTROMECHANICAL GRATING

89258	Eastman Kodak Company	US	7553526	11/302,875	12/14/2005	6/30/2009	INKJET RECORDING MEDIA
							COMPRISING PRECIPITATED
							CALCIUM CARBONATE

89259	Eastman Kodak Company	US	7656567	11/035,306	1/13/2005	2/2/2010	SELECTING A BEST THREE COLOR
							SOLUTION TO A CIE L*A*B INPUT USING LINEAR INTERPOATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89266	Eastman Kodak Company	EP		06836979.2	11/7/2006		NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDES AS
							SEMICONDUCTOR MATERIALS

89266	Eastman Kodak Company	JP		2008-542331	11/7/2006		NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDE AS
							SEMICONDUCTOR MATERIALS

89266	Eastman Kodak Company	KR		2008-7012156	11/7/2006		NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDES AS
							SEMICONDUCTOR MATERIALS

89266	Eastman Kodak Company	TW		095142933	11/21/2006		N,N’-DICYCLOALKYL-SUBSTITUTED NAPHTHALENE-BASED TETRACARBOXYLIC DIIMIDES AS N-TYPE SEMICONDUCTOR MATERIALS

89266	Eastman Kodak Company	US	7422777	11/285,238	11/22/2005	9/9/2008	N,N’-DICYCLOALKYL-SUBSTITUTED
							NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDE
							COMPOUNDS AS N-TYPE
							SEMICONDUCTOR MATERIALS FOR
							THIN FILM TRANSISTORS

89267	Eastman Kodak Company	EP		06817131.3	10/16/2006		N-TYPE SEMICONDUCTOR
							MATERIALS FOR THIN FILM
							TRANSISTORS

89267	Eastman Kodak Company	US	7629605	11/263,111	10/31/2005	12/8/2009	N-TYPE SEMICONDUCTOR
							MATERIALS FOR THIN FILM
							TRANSISTORS

89267	Eastman Kodak Company	US	7807994	12/545,337	8/21/2009	10/5/2010	N-TYPE SEMICONDUCTOR
							MATERIALS FOR THIN FILM
							TRANSISTORS

89276	Eastman Kodak Company	US	7178756	11/084,570	3/18/2005	2/20/2007	WEB AUTO-SPLICING SYSTEM
							CONCEPT

89308	Eastman Kodak Company	US	7638780	11/169,368	6/28/2005	12/29/2009	UV CURE EQUIPMENT WITH
							COMBINED LIGHT PATH

89310	Eastman Kodak Company	US	7268363	11/058,014	2/15/2005	9/11/2007	PHOTOSENSITIVE ORGANIC
							SEMICONDUCTOR COMPOSITIONS

89310	Eastman Kodak Company	US	7893428	11/838,448	8/14/2007	2/22/2011	PHOTOSENSITIVE ORGANIC
							SEMICONDUCTOR COMPOSITIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89318	Eastman Kodak Company	US	7745821	11/748,622	5/15/2007	6/29/2010	ARYL DICARBOXYLIC ACID DIIMIDAZOLE-BASED COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89318	Eastman Kodak Company	US	8187915	12/731,191	3/25/2010	5/29/2012	ARYL DICARBOXYLIC ACID
							DIIMIDAZOLE-BASED COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89322	Eastman Kodak Company	DE	602006027822.5	06803195.4	9/8/2006	2/22/2012	METHOD FOR DROP BREAKOFF LENGTH CONTROL

89322	Eastman Kodak Company	FR	1934049	06803195.4	9/8/2006	2/22/2012	METHOD FOR DROP BREAKOFF
							LENGTH CONTROL

89322	Eastman Kodak Company	GB	1934049	06803195.4	9/8/2006	2/22/2012	METHOD FOR DROP BREAKOFF
							LENGTH CONTROL

89322	Eastman Kodak Company	US	7404626	11/229,459	9/16/2005	7/29/2008	METHOD FOR DROP BREAKOFF
							LENGTH CONTROL IN A HIGH
							RESOLUTION INK JET PRINTER

89334	Eastman Kodak Company	DE	602006002981.0	06752430.6	5/9/2006	10/1/2008	METHOD OF FORMING DYE DONOR ELEMENT

89334	Eastman Kodak Company	GB	1883540	06752430.6	5/9/2006	10/1/2008	METHOD OF FORMING DYE DONOR
							ELEMENT

89334	Eastman Kodak Company	US	7153626	11/135,263	5/23/2005	12/26/2006	METHOD OF FORMING DYE DONOR
							ELEMENT

89335	Eastman Kodak Company	DE	602006019288.6	06790197.5	9/8/2006	12/29/2010	INK JET BREAK-OFF LENGTH MEASUREMENT

89335	Eastman Kodak Company	FR	1931517	06790197.5	9/8/2006	12/29/2010	INK JET BREAK-OFF LENGTH
							MEASUREMENT

89335	Eastman Kodak Company	GB	1931517	06790197.5	9/8/2006	12/29/2010	INK JET BREAK-OFF LENGTH
							MEASUREMENT

89335	Eastman Kodak Company	US	7434919	11/229,454	9/16/2005	10/14/2008	INK JET BREAK-OFF LENGTH MEASUREMENT APPARATUS AND METHOD

89335	Eastman Kodak Company	US	8226199	12/243,325	10/1/2008	7/24/2012	INK JET BREAK-OFF LENGTH MEASUREMENT APPARATUS AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89343	Eastman Kodak Company	US	7660013	11/035,304	1/13/2005	2/9/2010	METHOD OF CONVERTING A COLOR
							RECIPE

89345	Eastman Kodak Company	US	7635173	11/263,143	10/31/2005	12/22/2009	INKJET PRINTER WITH SPILL
							DETECTION

89355	Eastman Kodak Company	US	7541130	11/264,735	11/1/2005	6/2/2009	SULFONE CHARGE CONTROL AGENTS FOR ELECTROSTATOGRAPHIC TONERS

89361	Eastman Kodak Company	DE	602007010824.1	07848617.2	12/19/2007	11/24/2010	INKJET RECORDING ELEMENT COMPRISING COMPOSITE PARTICLES

89361	Eastman Kodak Company	FR	2094500	07848617.2	12/19/2007	11/24/2010	INKJET RECORDING ELEMENT
							COMPRISING COMPOSITE
							PARTICLES

89361	Eastman Kodak Company	GB	2094500	07848617.2	12/19/2007	11/24/2010	INKJET RECORDING ELEMENT
							COMPRISING COMPOSITE
							PARTICLES

89361	Eastman Kodak Company	JP	5161890	2009-542212	12/19/2007	12/21/2012	INKJET RECORDING ELEMENT
							COMPRISING COMPOSITE
							PARTICLES

89361	Eastman Kodak Company	US	8313808	12/517,288	12/19/2007	11/20/2012	COMPOSITE MATERIALS FROM
							CHARGED OR FUNCTIONALIZED
							LATEXES FOR INKJET APPLICATIONS

89392	Eastman Kodak Company	US	7449286	11/518,643	9/11/2006	11/11/2008	A METHOD OF FORMING
							CONDUCTIVE TRACKS

89393	Eastman Kodak Company	US	7563564	11/911,234	3/24/2006	7/21/2009	METHOD OF FORMING FLEXIBLE
							ELECTRONIC CIRCUITS

89401	Eastman Kodak Company	US	7402506	11/156,143	6/16/2005	7/22/2008	METHODS OF MAKING THIN FILM
							TRANSISTORS COMPRISING ZINC-
							OXIDE-BASED SEMICONDUCTOR
							MATERIALS AND TRANSISTORS
							MADE THEREBY

89402	Eastman Kodak Company	JP	4625094	2007-556268	2/16/2006	11/12/2010	SYSTEM AND METHOD FOR DONOR
							MATERIAL USE

89402	Eastman Kodak Company	US	7286152	11/060,177	2/17/2005	10/23/2007	SYSTEM AND METHOD FOR
							EFFICIENT DONOR MATERIAL USE

89403	Eastman Kodak Company	US	7310107	11/086,879	3/22/2005	12/18/2007	METHOD FOR MONITORING IMAGE
							CALIBRATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89404	Eastman Kodak Company	US	7570393	11/087,036	3/22/2005	8/4/2009	METHOD FOR CALIBRATION OF A PRINTER

89408	Eastman Kodak Company	EP		06851394.4	5/23/2006		TOUCHSCREEN WITH CONDUCTIVE LAYER COMPRISING CARBON NANOTUBES

89408	Eastman Kodak Company	JP	4965571	2008-526927	5/23/2006	4/6/2012	TOUCHSCREEN WITH CONDUCTIVE LAYER COMPRISING CARBON NANOTUBES

89408	Eastman Kodak Company	US	7593004	11/143,540	6/2/2005	9/22/2009	TOUCHSCREEN WITH CONDUCTIVE LAYER COMPRISING CARBON NANOTUBES

89409	Eastman Kodak Company	EP		06851395.1	5/23/2006		MULTILAYER CONDUCTOR WITH CARBON NANOTUBES

89409	Eastman Kodak Company	US	7645497	11/143,562	6/2/2005	1/12/2010	MULTILAYER CONDUCTOR WITH CARBON NANOTUBES

89434	Eastman Kodak Company	US	7452594	11/281,856	11/17/2005	11/18/2008	FUSER MEMBER SYSTEM AND PROCESS

89451	Eastman Kodak Company	US	7101659	11/174,306	7/1/2005	9/5/2006	COLOR PHOTOGRAPHIC ELEMENT WITH UV ABSORBER

89452	Eastman Kodak Company	US	7153640	11/261,047	10/28/2005	12/26/2006	SILVER HALIDE LIGHT-SENSITIVE ELEMENT

89455	Eastman Kodak Company	CN	ZL200780009882.6	200780009882.6	3/12/2007	11/14/2012	DETECTING COMPOSITING IN A PREVIOUSLY COMPRESSED IMAGE

89455	Eastman Kodak Company	EP		07752897.4	3/12/2007		DETECTING COMPOSITING IN A PREVIOUSLY COMPRESSED IMAGE

89455	Eastman Kodak Company	JP	4948593	2009-501451	3/12/2007	3/16/2012	DETECTING COMPOSITING IN A PREVIOUSLY COMPRESSED IMAGE

89455	Eastman Kodak Company	US	7720288	11/385,071	3/21/2006	5/18/2010	DETECTING COMPOSITING IN A PREVIOUSLY COMPRESSED IMAGE

89512	Eastman Kodak Company	DE	602006011722.1	06738540.1	3/16/2006	1/13/2010	IONIC LIQUID AND ELECTRONICALLY CONDUCTIVE POLYMER MIXTURES

89512	Eastman Kodak Company	GB	1864301	06738540.1	3/16/2006	1/13/2010	IONIC LIQUID AND ELECTRONICALLY CONDUCTIVE POLYMER MIXTURES

89512	Eastman Kodak Company	JP		2008-504111	3/16/2006		IONIC LIQUID AND ELECTRONICALLY CONDUCTIVE POLYMER MIXTURES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89512	Eastman Kodak Company	US	7438832	11/092,301	3/29/2005	10/21/2008	IONIC LIQUID AND ELECTRONICALLY
							CONDUCTIVE POLYMER MIXTURES

89532	Eastman Kodak Company	EP		06825677.5	10/10/2006		ELECTROSTATOGRAPHIC METHOD

89532	Eastman Kodak Company	US	7488563	11/250,224	10/14/2005	2/10/2009	ELECTROSTATOGRAPHIC METHOD

89548	Eastman Kodak Company	US	7400337	11/060,178	2/17/2005	7/15/2008	SYSTEM AND METHOD FOR
							EFFICIENT DONOR MATERIAL USE

89548	Eastman Kodak Company	US	7397489	11/238,386	9/29/2005	7/8/2008	SYSTEM AND METHOD FOR
							EFFICIENT DONOR MATERIAL USE

89564	Eastman Kodak Company	EP		06789113.5	7/31/2006		PIGMENT INKS HAVING EXCELLENT
							IMAGE AND STORAGE PROPERTIES

89564	Eastman Kodak Company	JP		2008-525121	7/31/2006		PIGMENT INKS HAVING EXCELLENT
							IMAGE AND STORAGE PROPERTIES

89564	Eastman Kodak Company	US	7479179	11/198,764	8/5/2005	1/20/2009	PIGMENT INKS HAVING EXCELLENT
							IMAGE AND STORAGE PROPERTIES

89582	Eastman Kodak Company	CN	200680010321.3	200680010321.3	3/20/2006	8/19/2009	LIGHT EMITTING SOURCE WITH ELECTRO-OPTICAL ADDRESSING ARCHITECTURE

89582	Eastman Kodak Company	US	7272275	11/096,031	3/31/2005	9/18/2007	POLARIZED LIGHT EMITTING
							SOURCE WITH AN ELECTRO-
							OPTICAL ADDRESSING
							ARCHITECTURE

89584	Eastman Kodak Company	US	7552534	11/382,726	5/11/2006	6/30/2009	ELECTROFORMED INTEGRAL
							CHARGE PLATE AND ORIFICE PLATE
							FOR CONTINUOUS INK JET
							PRINTERS

89589	Eastman Kodak Company	US	7868932	11/217,859	9/1/2005	1/11/2011	SYSTEM AND METHOD FOR
							FORMING A BORDER PRINT

89604	Eastman Kodak Company	DE	602007020892.0	07811302.4	8/13/2007	2/22/2012	CUSTOM COLOR TONER

89604	Eastman Kodak Company	FR	2057510	07811302.4	8/13/2007	2/22/2012	CUSTOM COLOR TONER

89604	Eastman Kodak Company	GB	2057510	07811302.4	8/13/2007	2/22/2012	CUSTOM COLOR TONER

89604	Eastman Kodak Company	US	7687213	11/511,045	8/28/2006	3/30/2010	CUSTOM COLOR TONER

89606	Eastman Kodak Company	US	7371492	11/192,347	7/28/2005	5/13/2008	VINYL POLYMER
							PHOTOCONDUCTIVE ELEMENTS

89613	Eastman Kodak Company	CN	200680016938.6	200680016938.6	5/2/2006	12/30/2009	A PATTERNED METAL LAYER USING LASER THERMAL TRANSFER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89613	Eastman Kodak Company	US	7648741	11/130,772	5/17/2005	1/19/2010	FORMING A PATTERNED METAL LAYER USING LASER INDUCED THERMAL TRANSFER METHOD

89619	Eastman Kodak Company	US	7540589	11/382,759	5/11/2006	6/2/2009	INTEGRATED CHARGE AND ORIFICE PLATES FOR CONTINUOUS INK JET PRINTERS

89631	Eastman Kodak Company	US	7410825	11/227,591	9/15/2005	8/12/2008	METAL AND ELECTRONICALLY CONDUCTIVE POLYMER TRANSFER

89636	Eastman Kodak Company	US	8361689	11/934,911	11/5/2007	1/29/2013	NEGATIVE CHARGE CONTROL
							AGENTS AND THEIR PREPARATION

89639	Eastman Kodak Company	US	7601473	11/474,018	6/23/2006	10/13/2009	IMPROVED TONER

89640	Eastman Kodak Company	DE	602007003192.3	602007003192.3-08	2/15/2007	11/11/2009	ORGANOMETALLIC COMPLEX CHARGE CONTROL AGENTS

89640	Eastman Kodak Company	FR	1984790	07750776.2	2/15/2007	11/11/2009	ORGANOMETALLIC COMPLEX
							CHARGE CONTROL AGENTS

89640	Eastman Kodak Company	GB	1984790	07750776.2	2/15/2007	11/11/2009	ORGANOMETALLIC COMPLEX
							CHARGE CONTROL AGENTS

89640	Eastman Kodak Company	US	7501218	11/357,233	2/17/2006	3/10/2009	ORGANOMETALLIC COMPLEX
							CHARGE CONTROL AGENTS

89646	Eastman Kodak Company	CN	200680015120.2	200680015120.2	4/26/2006	4/27/2010	DISPLAY APPARATUS USING LCD PANEL

89646	Eastman Kodak Company	IN		7252/DELNP/2007	4/26/2006		DISPLAY APPARATUS USING LCD PANEL

89646	Eastman Kodak Company	US	7198373	11/120,331	5/3/2005	4/3/2007	DISPLAY APPARATUS USING LCD PANEL

89651	Eastman Kodak Company	EP		05006182.9	3/22/2005		METHOD AND DEVICE FOR CONTROLLING DIFFERENTIAL GLASS AND PRINT ITEM PRODUCED THEREBY

89651	Eastman Kodak Company	US		11/909,359	12/21/2005		METHOD AND DEVICE FOR CONTROLLING DIFFERENTIAL GLOSS AND PRINT ITEM PRODUCED THEREBY

89653	Eastman Kodak Company	US	7301497	11/099,348	4/5/2005	11/27/2007	STEREO DISPLAY FOR POSITION SENSING SYSTEMS

89661	Eastman Kodak Company	US	7437820	11/382,773	5/11/2006	10/21/2008	CHARGE PLATE AND ORIFICE PLATE FOR CONTINUOUS INK JET PRINTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89670	Eastman Kodak Company	US	7568285	11/382,787	5/11/2006	8/4/2009	SELF-ALIGNED PRINT HEAD AND ITS FABRICATION

89685	Eastman Kodak Company	EP		06801507.2	8/16/2006		POLYMERIC BLACK PIGMENT
							DISPERSIONS AND INK JET INK
							COMPOSITIONS

89685	Eastman Kodak Company	JP		2008-527052	8/16/2006		POLYMERIC BLACK PIGMENT
							DISPERSIONS AND INK JET INK
							COMPOSITIONS

89685	Eastman Kodak Company	US	7655708	11/387,037	3/22/2006	2/2/2010	POLYMERIC BLACK PIGMENT
							DISPERSIONS AND INK JET INK
							COMPOSITIONS

89692	Eastman Kodak Company	US	6593055	09/946,720	9/5/2001	7/15/2003	A MULTI-LAYER THERMALLY
							IMAGEABLE ELEMENT

89693	Eastman Kodak Company	DE	69306836.1	93400753.5	3/23/1993	12/27/1996	ABLATIVE IMAGEABLE ELEMENT

89693	Eastman Kodak Company	US	6027849	07/855,799	3/23/1992	2/22/2000	ABLATIVE IMAGEABLE ELEMENT

89699	Eastman Kodak Company	US	5534381	08/498,881	7/6/1995	7/9/1996	ACETAL POLYMERS USEFUL IN
							PHOTOSENSITIVE COMPOSITIONS

89700	Eastman Kodak Company	US	6660454	10/272,762	10/17/2002	12/9/2003	ADDITIVE COMPOSITION FOR BOTH RINSE WATER RECYCLING I WATER RECYCLING SYSTEMS AND SIMULTANEOUS SURFACE TREATMENT OF LITHOGRAPHIC PRINTING PLATES

89702	Eastman Kodak Company	US	7083895	10/931,328	9/1/2004	8/1/2006	ADHESION PROMOTING
							INGREDIENTS FOR ON-PRESS
							DEVELOPABLE LITHOGRAPHIC
							PRINTING PLATE PRECURSORS

89712	Eastman Kodak Company	US	6572715	09/778,501	2/7/2001	6/3/2003	ALUMINUM ALLOY SUPPORT BODY FOR A PRESENSITIZED PLATE AND METHOD OF PRODUCING THE SAME

89717	Eastman Kodak Company	US	6539865	09/791,240	2/21/2001	4/1/2003	METHOD OF PREPARING A
							LITHOGRAPHIC PRINTING PLATE
							FOR IMAGING IN A PRINTER ENGINE

89718	Eastman Kodak Company	US	7153045	11/031,743	1/7/2005	12/26/2006	AN ELECTRO-MECHANICAL SYSTEM AND METHOD FOR MIXING REPLENISHMENT FOR PLATE PRECURSOR DEVELOPERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89719	Eastman Kodak Company	US	5843617	08/841,420	4/22/1997	12/1/1998	THERMAL BLEACHING OF INFRARED DYES

89722	Eastman Kodak Company	US	5764268	08/504,331	7/19/1995	6/9/1998	APPARATUS AND METHOD FOR PROVIING DONOR-RECEPTOR CONTACT IN A LASER-INDUCED THERMAL TRANSFER PRINTER

89723	Eastman Kodak Company	DE	69615740.3	96106823.6	4/30/1996	10/10/2001	APPARATUS AND METHOD FOR RECALIBRATING A MULTI-COLOR IMAGING SYSTEM

89723	Eastman Kodak Company	FR	0741491	96106823.6	4/30/1996	10/10/2001	APPARATUS AND METHOD FOR RECALIBRATING A MULTI-COLOR IMAGING SYSTEM

89723	Eastman Kodak Company	GB	0741491	96106823.6	4/30/1996	10/10/2001	APPARATUS AND METHOD FOR RECALIBRATING A MULTI-COLOR IMAGING SYSTEM

89723	Eastman Kodak Company	US	5781206	08/431,614	5/1/1995	7/14/1998	APPARATUS AND METHOD FOR RECALIBRATING A MULTI-COLOR IMAGING SYSTEM

89723	Eastman Kodak Company	US	5877787	08/987,878	12/8/1997	3/2/1999	APPARATUS AND METHOD FOR RECALIBRATING A MULTI-COLOR IMAGING SYSTEM

89723	Eastman Kodak Company	US	RE38180	09/687,079	10/16/2000	7/15/2003	APPARATUS AND METHOD FOR RECALIBRATING A MULTI-COLOR IMAGING SYSTEM

89725	Eastman Kodak Company	DE	1931518	06803194.7	9/8/2006	3/27/2013	CONTINUOUS INK JET APPARATUS WITH INTEGRATED DROP ACTION DEVICES AND CONTROL CIRCUITRY

89725	Eastman Kodak Company	EP	1931518	06803194.7	9/8/2006	3/27/2013	CONTINUOUS INK JET APPARATUS WITH INTEGRATED DROP ACTION DEVICES AND CONTROL CIRCUITRY

89725	Eastman Kodak Company	FR	1931518	06803194.7	9/8/2006	3/27/2013	CONTINUOUS INK JET APPARATUS WITH INTEGRATED DROP ACTION DEVICES AND CONTROL CIRCUITRY

89725	Eastman Kodak Company	GB	1931518	06803194.7	9/8/2006	3/27/2013	CONTINUOUS INK JET APPARATUS WITH INTEGRATED DROP ACTION DEVICES AND CONTROL CIRCUITRY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89725	Eastman Kodak Company	US	7364276	11/229,263	9/16/2005	4/29/2008	CONTINUOUS INK JET APPARATUS WITH INTEGRATED DROP ACTION DEVICES AND CONTROL CIRCUITRY

89732	Eastman Kodak Company	US	7667391	11/499,474	8/4/2006	2/23/2010	ELECTRICALLY EXCITED ORGANIC LIGHT-EMITTING DIODES WITH SPATIAL AND SPECTRAL COHERENCE

89751	Eastman Kodak Company	DE	1872416	602006014128.9	4/5/2006	5/5/2010	SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89751	Eastman Kodak Company	FR	1872416	06740494.7	4/5/2006	5/5/2010	SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89751	Eastman Kodak Company	GB	1872416	06740494.7	4/5/2006	5/5/2010	SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89751	Eastman Kodak Company	TW		095113884	4/19/2006		SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89751	Eastman Kodak Company	US	7579619	11/110,076	4/20/2005	8/25/2009	N,N’-DI(ARYLALKYL)-SUBSTITUTED NAPHTHALENE-BASED TETRACARBOXYLIC DIIMIDE COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89751	Eastman Kodak Company	US	7981719	12/474,533	5/29/2009	7/19/2011	N,N’-DI(ARYLALKYL)-SUBSTITUTED NAPHTHALENE-BASED TETRACARBOXYLIC DIIMIDE COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

89761	Eastman Kodak Company	US	6461794	09/371,977	8/11/1999	10/8/2002	ELIMINATION OF POST ANODIC TREATMENT REQUIREMENT FOR LITHOGRAPHIC SUPPORT

89766	Eastman Kodak Company	US	7365104	11/096,093	3/31/2005	4/29/2008	LIGHT CURABLE ARTICLES CONTAINING AZINIUM SALTS

89770	Eastman Kodak Company	US	6418850	09/902,917	7/11/2001	7/16/2002	HYDROPHILIZED SUBSTRATE FOR PLANOGRAPHIC PRINTING

89778	Eastman Kodak Company	US	6472054	09/494,224	1/27/2000	10/29/2002	METHOD OF PREPARING A PRINTING PLATE AND PRINTING PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89780	Eastman Kodak Company	US	6458511	09/589,335	6/7/2000	10/1/2002	THERMALLY IMAGEABLE POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR AND METHOD FOR IMAGING

89785	Eastman Kodak Company	US	6300038	09/444,125	11/19/1999	10/9/2001	ARTICLES HAVING IMAGABLE COATINGS

89786	Eastman Kodak Company	US	6706466	09/587,813	6/6/2000	3/16/2004	ARTICLE HAVING IMAGABLE COATINGS

89787	Eastman Kodak Company	US	6143479	09/449,072	11/24/1999	11/7/2000	DEVELOPING SYSTEM FOR ALKALINE DEVELOPABLE LITHOGRAPHIC PRINTING PLATES

89790	Eastman Kodak Company	US	6427597	09/492,643	1/27/2000	8/6/2002	METHOD OF CONTROLLING IMAGE RESOLUTION ON A SUBSTRATE

89792	Eastman Kodak Company	US	6558787	09/472,470	12/27/1999	5/6/2003	RELATION TO MANUFACTURE OF MASKS AND ELECTRONIC PARTS

89792	Eastman Kodak Company	US	7026254	10/405,403	4/2/2003	4/11/2006	IMPROVEMENTS IN RELATION TO MANUFACTURE OF MASKS AND ELECTRONIC PARTS

89795	Eastman Kodak Company	US	6358669	09/469,489	12/22/1999	3/19/2002	THERMAL LITHOGRAPHIC PRINTING PLATE

89795	Eastman Kodak Company	US	6534238	09/592,895	6/13/2000	3/18/2003	THERMAL LITHOGRAPHIC PRINTING PLATE

89796	Eastman Kodak Company	US	6528228	09/729,765	12/5/2000	3/4/2003	CHEMICAL RESISTANT UNDERLAYER FOR POSITIVE-WORKING PRINTING PLATES

89800	Eastman Kodak Company	US	6146812	09/399,191	9/17/1999	11/14/2000	IMAGING MEMBER CONTAINING SWITCHABLE POLYMERS AND METHOD FOR USE

89802	Eastman Kodak Company	US	6352811	09/469,490	12/22/1999	3/5/2002	THERMAL LITHOGRAPHIC PRINTING PLATE

89804	Eastman Kodak Company	US	6555283	09/589,334	6/7/2000	4/29/2003	IMAGEABLE ELEMENT AND WATERLESS PRINTING PLATE

89808	Eastman Kodak Company	US	6413694	09/431,706	11/1/1999	7/2/2002	PROCESSLESS IMAGING MEMBER CONTAINING HEAT SENSITIVE SULFONATE POLYMER AND METHODS OF USE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89809	Eastman Kodak Company	US	6506533	09/589,333	6/7/2000	1/14/2003	POLYMERS AND THEIR USE IN IMAGABLE PRODUCTS AND IMAGE-FORMING METHODS

89809	Eastman Kodak Company	US	6667137	10/331,415	12/30/2002	12/23/2003	POLYMERS AND THEIR USE IN IMAGABLE PRODUCTS AND IMAGE-FORMING METHODS

89810	Eastman Kodak Company	US	6524767	09/696,870	10/26/2000	2/25/2003	USE OF METAL COMPOUNDS IN IMAGEABLE ARTICLES

89811	Eastman Kodak Company	US	6294311	09/469,493	12/22/1999	9/25/2001	LITHOGRAPHIC PRINTING PLATE HAVING HIGH CHEMICAL RESISTANCE

89812	Eastman Kodak Company	US	6558872	09/658,548	9/9/2000	5/6/2003	RELATION TO THE MANUFACTURE
							OF MASKS AND ELECTRONIC PARTS

89813	Eastman Kodak Company	CN	200380102351.3	200380102351.3	10/23/2003	8/29/2007	HETERO-SUBSTITUTED ARYL ACETIC ACID CO-INITIATORS FOR IR-SENSITIVE COMPOSITIONS.

89813	Eastman Kodak Company	CN	ZL200710141068.1	200710141068.1	8/16/2007	4/20/2011	HETERO-SUBSTITUTED ARYL ACETIC ACID CO-INITIATORS FOR IR-SENSITIVE COMPOSITIONS

89813	Eastman Kodak Company	DE	60304889.7	03779238.9	10/23/2003	4/26/2006	HETERO-SUBSTITUTED ARYL ACETIC
							ACID CO-INITIATORS FOR IR-
							SENSITIVE COMPOSITIONS

89813	Eastman Kodak Company	FR	1556227	03779238.9	10/23/2003	4/26/2006	HETERO-SUBSTITUTED ARYL ACETIC ACID CO-INITIATORS FOR IR-SENSITIVE COMPOSITIONS

89813	Eastman Kodak Company	GB	1556227	03779238.9	10/23/2003	4/26/2006	HETERO-SUBSTITUTED ARYL ACETIC ACID CO-INITIATORS FOR IR-SENSITIVE COMPOSITIONS

89813	Eastman Kodak Company	JP	4253694	2004-550104	10/23/2003	2/6/2009	HETERO-SUBSTITUTED ARYL ACETIC ACID CO-INITIATORS FOR IR-SENSITIVE COMPOSITIONS

89814	Eastman Kodak Company	US	6777164	09/828,075	4/6/2001	8/17/2004	LITHOGRAPHIC PRINTING FORMS

89815	Eastman Kodak Company	JP	4458389	2000-132808	5/1/2000	2/19/2010	PHOTOSENSTITIVE COMPOSITION AND PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89815	Eastman Kodak Company	US	6689539	09/839,906	4/20/2001	2/10/2004	PHOTOSENSTITIVE COMPOSITION AND PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

89816	Eastman Kodak Company	US	6894000	10/134,168	4/26/2002	5/17/2005	METHOD FOR PREPARING IMAGED MEMBERS AND IMAGED MEMBERS PREPARED THEREBY

89819	Eastman Kodak Company	US	6905812	10/290,378	11/7/2002	6/14/2005	LITHOGRAPHIC PRINTING FORM AND METHOD OF PREPARATION AND USE THEREOF

89820	Eastman Kodak Company	US	6555291	09/638,556	8/14/2000	4/29/2003	THERMAL DIGITAL LITHOGRAPHIC PRINTING PLATE

89824	Eastman Kodak Company	US	6458503	09/801,538	3/8/2001	10/1/2002	FLUORINATED AROMATIC ACETAL POLYMERS AND PHOTOSENSITVE COMPOSITIONS CONTAINING SUCH POLYMERS

89827	Eastman Kodak Company	US	6465152	09/603,013	6/26/2000	10/15/2002	IMAGING MEMBER CONTAINING HEAT SENSITIVE THIOSULFATE POLYMER ON IMPROVED SUSBSTRATE AND METHODS OF USE

89828	Eastman Kodak Company	US	6383717	09/686,458	10/11/2000	5/7/2002	AQUEOUS DEVELOPER FOR
							NEGATIVE WORKING LITHOGRAPHIC
							PRINTING PLATES

89828	Eastman Kodak Company	US	6482578	10/085,823	2/27/2002	11/19/2002	AQUEOUS DEVELOPER FOR NEGATIVE WORKING LITHOGRAPHIC PRINTING PLATES

89837	Eastman Kodak Company	US	6548215	09/779,811	2/9/2001	4/15/2003	METHOD FOR THE PRODUCTION OF A PRINTING PLATE USING THE DUAL-FEED TECHNOLOGY

89838	Eastman Kodak Company	DE	60134343.3	01979815.6	10/15/2001	6/4/2008	IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	DE	60135028.6	01992213.7	12/28/2001	7/23/2008	TWO-LAYER IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	GB	1368412	01979815.6	10/15/2001	6/4/2008	IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89838	Eastman Kodak Company	GB	1368413	01992213.7	12/28/2001	7/23/2008	TWO-LAYER IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	JP	4065404	2002-555144	10/15/2001	1/11/2008	IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	JP	4177106	2002-555145	12/28/2001	8/29/2008	TWO-LAYER IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	NL	1368412	01979815.6	10/15/2001	6/4/2008	IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	NL	1368413	01992213.7	12/28/2001	7/23/2008	TWO-LAYER IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	US	6506536	09/751,650	12/29/2000	1/14/2003	IMAGEABLE ELEMENT COMPOSITION COMPRISING THERMALLY REVERSIBLE POLYMERS

89838	Eastman Kodak Company	US	6911296	10/299,226	11/19/2002	6/28/2005	IMAGEABLE ELEMENT AND COMPOSITION COMPRISING THERMALLY REVERSIBLE POLYMERS

89839	Eastman Kodak Company	DE	60235801.9	02702061.9	1/23/2002	3/31/2010	IMAGEABLE ELEMENT COMPRISING GRAFT POLYMERS

89839	Eastman Kodak Company	FR	1379918	02702061.9	1/23/2002	3/31/2010	IMAGEABLE ELEMENT COMPRISING GRAFT POLYMERS

89839	Eastman Kodak Company	GB	1379918	02702061.9	1/23/2002	3/31/2010	IMAGEABLE ELEMENT COMPRISING GRAFT POLYMERS

89839	Eastman Kodak Company	JP	4053888	2002-579886	1/23/2002	12/14/2007	IMAGEABLE ELEMENT COMPRISING GRAFT POLYMERS

89839	Eastman Kodak Company	NL	1379918	02702061.9	1/23/2002	3/31/2010	IMAGEABLE ELEMENT COMPRISING GRAFT POLYMERS

89839	Eastman Kodak Company	US	6582882	09/826,300	4/4/2001	6/24/2003	IMAGEABLE ELEMENT COMPRISING GRAFT POLYMERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89840	Eastman Kodak Company	US	6596460	09/751,183	12/29/2000	7/22/2003	POLYVINYL ACETALS HAVING AZIDO GROUPS AND USE THEREOF IN RADIATION-SENSITIVE COMPOSITIONS

89842	Eastman Kodak Company	US	6613494	09/805,327	3/13/2001	9/2/2003	IMAGEABLE ELEMENT HAVING A PROTECTIVE OVERLAYER

89844	Eastman Kodak Company	US	6569609	10/075,661	2/14/2002	5/27/2003	PROCESS FOR DEVELOPING EXPOSED RADIATION-SENSITIVE PRINTING PLATE PRECURSORS

89846	Eastman Kodak Company	US	6864040	09/832,989	4/11/2001	3/8/2005	THERMAL INITIATOR SYSTEM USING LEUCO DYES AND POLYHALOGENE COMPOUNDS

89847	Eastman Kodak Company	US	6578485	09/930,814	8/16/2001	6/17/2003	ARTICLE AND METHOD FOR USE IN PREPARING A LITHOGRAPHIC PRINTING PLATE BY IMAGING IN A PRINTER ENGINE

89848	Eastman Kodak Company	US	6706454	09/899,741	7/5/2001	3/16/2004	METHOD FOR THE PRODUCTION OF A PRINTING PLATE USING PARTICLE GROWING ACCELERATION BY AN ADDITIVE POLYMER

89850	Eastman Kodak Company	US	6692890	09/826,315	4/4/2001	2/17/2004	SUBSTRATE IMPROVEMENTS FOR THERMALLY IMGEABLE COMPOSITIONS AND METHODS OF PREPARATION

89851	Eastman Kodak Company	CN	200580007930.9	200580007930.9	3/14/2005	11/24/2010	THERMALLY SENSITIVE IMAGEABLE ELEMENT

89851	Eastman Kodak Company	DE	602005006759.0	05725515.0	3/14/2005	5/14/2008	THERMALLY SENSITIVE IMAGEABLE ELEMENT

89851	Eastman Kodak Company	GB	1725402	05725515.0	3/14/2005	5/14/2008	THERMALLY SENSITIVE IMAGEABLE ELEMENT

89851	Eastman Kodak Company	US	6673514	09/948,182	9/7/2001	1/6/2004	IMAGEABLE ARTICLES AND
							COMPOSITIONS, AND THEIR USE

89851	Eastman Kodak Company	US	7163777	10/802,533	3/17/2004	1/16/2007	THERMALLY SENSITIVE IMAGEABLE ELEMENT

89852	Eastman Kodak Company	CN	ZL02810555.9	02810555.9	5/10/2002	1/9/2008	COMPACT IMAGING HEAD AND HIGH SPEED MULTI-HEAD LASER IMAGING ASSEMBLY AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89854	Eastman Kodak Company	US	6596456	10/119,392	4/11/2002	7/22/2003	USE OF CINNAMIC ACID GROUPS CONTAINING ACETAL POLYMERS FOR RADIATION-SENSITIVE COMPOSITIONS AND LITHOGRAPHIC PRINTING PLATES

89856	Eastman Kodak Company	US	6610458	09/911,159	7/23/2001	8/26/2003	METHOD AND SYSTEM FOR DIRECT-TO-PRESS IMAGING

89856	Eastman Kodak Company	US	6832554	10/609,732	6/30/2003	12/21/2004	METHOD AND SYSTEM FOR DIRECT-TO-PRESS IMAGING

89858	Eastman Kodak Company	US	6670084	10/067,388	2/5/2002	12/30/2003	IMAGED PRINTING PLATE AND METHOD OF PREPARATION

89859	Eastman Kodak Company	US	6808857	10/151,199	5/20/2002	10/26/2004	NEGATIVE PHOTOSENSITIVE COMPOSITION AND NEGATIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

89860	Eastman Kodak Company	DE	60234636.3	02787037.7	12/13/2002	12/2/2009	METHOD OF PREPARATION OF ELECTROSTATICALLY IMAGED PRINTING PLATES

89860	Eastman Kodak Company	FR	1456718	02787037.7	12/13/2002	12/2/2009	METHOD OF PREPARATION OF ELECTROSTATICALLY IMAGED PRINTING PLATES

89860	Eastman Kodak Company	GB	1456718	02787037.7	12/13/2002	12/2/2009	METHOD OF PREPARATION OF ELECTROSTATICALLY IMAGED PRINTING PLATES

89860	Eastman Kodak Company	US	6675710	10/034,676	12/21/2001	1/13/2004	METHOD OF PREPARATION OF
							ELECTROSTATICALLY IMAGED
							PRINTING PLATES

89861	Eastman Kodak Company	US	6649319	09/878,457	6/11/2001	11/18/2003	METHOD OF PROCESSING LITHOGRAPHIC PRINTING PLATE PRECURSORS

89862	Eastman Kodak Company	US	6562555	09/919,695	8/1/2001	5/13/2003	METHOD OF MAINTAINING CONSTANT DEVELOPER ACTIVITY THROUGH USE OF IMAGE PROTECTING ADDITIVES IN THE REPLENISHER

89864	Eastman Kodak Company	DE	602006012334.5	06765194.3	8/3/2006	2/17/2010	TRANSPARENT CONDUCTIVE SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89864	Eastman Kodak Company	GB	1925002	06765194.3	8/3/2006	2/17/2010	TRANSPARENT CONDUCTIVE
							SYSTEM

89864	Eastman Kodak Company	US	7695648	12/066,423	8/3/2006	4/13/2010	TRANSPARENT CONDUCTIVE
							SYSTEM

89865	Eastman Kodak Company	US	6699636	10/020,476	12/12/2001	3/2/2004	IMAGING ELEMENT COMPRISING A
							THERMALLY ACTIVATED
							CROSSLINKING AGENT

89868	Eastman Kodak Company	US	6921620	09/933,884	8/21/2001	7/26/2005	IMAGEABLE COMPOSITION CONTAINING COLORANT HAVING A COUNTER ANION DERIVED FROM A NON-VOLATILE ACID

89869	Eastman Kodak Company	US	6800426	10/016,173	12/13/2001	10/5/2004	PROCESS FOR MAKING A TWO
							LAYER THERMAL NEGATIVE PLATE

89873	Eastman Kodak Company	US	6830862	10/087,891	2/28/2002	12/14/2004	MULTI-LAYER IMAGEABLE ELEMENT WITH A CROSSLINKED TOP LAYER

89877	Eastman Kodak Company	US	6855487	10/044,165	10/26/2001	2/15/2005	METHOD AND APPARATUS FOR
							REFRESHMENT AND REUSE OF
							LOADED DEVELOPER

89881	Eastman Kodak Company	US	6902860	10/034,982	12/28/2001	6/7/2005	TWO-LAYER IMAGEABLE ELEMENT COMPRISING THERMALLY REVERSIBLE POLYMERS

89882	Eastman Kodak Company	US	6887642	10/117,569	4/5/2002	5/3/2005	MULTI-LAYER NEGATIVE WORKING IMAGEABLE ELEMENT

89884	Eastman Kodak Company	DE	60233968.5	02786990.8	12/10/2002	10/7/2009	PHOTOSENSITIVE COMPOSITION
							AND PHOTOSENSITIVE
							PLANOGRAPHIC PRINTING PLATE

89884	Eastman Kodak Company	NL	1453675	02786990.8	12/10/2002	10/7/2009	PHOTOSENSITIVE COMPOSITION
							AND PHOTOSENSITIVE
							PLANOGRAPHIC PRINTING PLATE

89885	Eastman Kodak Company	US	6821583	10/189,169	7/3/2002	11/23/2004	IMAGEABLE ELEMENT FOR SINGLE
							FLUID INK

89886	Eastman Kodak Company	US	6759185	09/992,688	11/14/2001	7/6/2004	METHOD FOR REUSE OF LOADED
							DEVELOPER

89887	Eastman Kodak Company	US	6723495	10/057,518	1/24/2002	4/20/2004	WATER-DEVELOPABLE NEGATIVE-
							WORKING ULTRAVIOLET AND
							INFRARED IMAGEABLE ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89889	Eastman Kodak Company	US	6645689	10/096,651	3/13/2002	11/11/2003	SOLVENT RESISTANT POLYMERS WITH IMPROVED BAKEABILITY FEATURES

89889	Eastman Kodak Company	US	RE41083	11/190,154	7/26/2005	1/19/2010	SOLVENT RESISTANT POLYMERS WITH IMPROVED BAKEABILITY FEATURES

89891	Eastman Kodak Company	US	6824947	10/370,385	2/18/2003	11/30/2004	PHOTOSENSITIVE COMPOSITION COMPRISING A PHENOL RESIN HAVING A UREA BOND IN THE MAIN CHAIN

89893	Eastman Kodak Company	US	6846614	10/066,874	2/4/2002	1/25/2005	ON-PRESS DEVELOPABLE IR
							SENSITIVE PRINTING PLATES

89895	Eastman Kodak Company	US	6841335	10/207,583	7/29/2002	1/11/2005	IMAGING MEMBERS WITH IONIC MULTI-FUNCTIONAL EPOXY COMPOUNDS

89899	Eastman Kodak Company	US	6664025	10/074,791	2/12/2002	12/16/2003	VISIBLE RADIATION SENSITIVE COMPOSITION

89900	Eastman Kodak Company	DE	60305330.0	03785023.7	8/7/2003	5/17/2006	HIGH-SPEED NEGATIVE-WORKING THERMAL PRINTING PLATES

89900	Eastman Kodak Company	FR	1539492	03785023.7	8/7/2003	5/17/2006	HIGH-SPEED NEGATIVE-WORKING THERMAL PRINTING PLATES

89900	Eastman Kodak Company	GB	1539492	03785023.7	8/7/2003	5/17/2006	HIGH-SPEED NEGATIVE-WORKING THERMAL PRINTING PLATES

89900	Eastman Kodak Company	US	6893797	10/217,005	8/12/2002	5/17/2005	HIGH-SPEED NEGATIVE-WORKING THERMAL PRINTING PLATES

89901	Eastman Kodak Company	US	6884568	10/131,866	4/25/2002	4/26/2005	STABILIZED INFRARED-SENSITIVE POLYMERIZABLE SYSTEMS

89903	Eastman Kodak Company	US	6730457	10/190,066	7/5/2002	5/4/2004	DIGITAL WATERLESS LITHOGRAPHIC PRINTING PLATE HAVING HIGH RESISTANCE TO WATER-WASHABLE INKS

89904	Eastman Kodak Company	US	6732653	10/134,080	4/26/2002	5/11/2004	METHOD TO REMOVE UNWANTED, UNEXPOSED, POSITIVE WORKING, RADIATION-SENSITIVE LAYER

89906	Eastman Kodak Company	AU	2003221914	2003221914	4/10/2003	3/6/2008	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89906	Eastman Kodak Company	CN	03809491.6	03809491.6	4/10/2003	6/3/2009	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	EP		03718373.8	4/10/2003		ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	HK	HK 1079578	05111672.7	4/10/2003	11/27/2009	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	IN	242432	2237/CHENP/2004	4/10/2003	8/26/2010	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	JP		2009-143497	6/16/2009		ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	JP		2013-023341	2/8/2013		ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	KR	0953771	10-2004-7015922 4/10/2003		4/12/2010	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	RU	2300792	2004132874	4/10/2003	6/10/2007	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	US	6899994	10/119,454	4/10/2002	5/31/2005	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89906	Eastman Kodak Company	US	7258964	11/091,124	3/28/2005	8/21/2007	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89906	Eastman Kodak Company	US	7592128	11/500,261	8/7/2006	9/22/2009	ON-PRESS DEVELOPABLE NEGATIVE- WORKING IMAGEABLE ELEMENTS

89906	Eastman Kodak Company	ZA	2004/8146	2004/8146	4/10/2003	11/30/2005	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES USING BINDER RESINS HAVING POLYETHYLENE OXIDE SEGMENTS

89907	Eastman Kodak Company	CN	ZL03811876.9	03811876.9	5/22/2003	11/21/2008	SELECTED ACID GENERATING AGENTS AND THEIR USE IN PROCESSING FOR IMAGING RADIATION-SENSITIVE ELEMENTS

89907	Eastman Kodak Company	US	6787281	10/155,696	5/24/2002	9/7/2004	SELECTED ACID GENERATING AGENTS AND THEIR USE IN PROCESSES FOR IMAGING RADIATION-SENSITIVE ELEMENTS

89910	Eastman Kodak Company	US	7084993	10/223,586	8/16/2002	8/1/2006	CUSTOMER CHARGE ACCOUNTING
							IN A SOFT COLOR PROOFING SYSTEM

89917	Eastman Kodak Company	US	6720130	10/266,888	10/8/2002	4/13/2004	RADIATION SENSITIVE LITHOGRAPHIC PRINTING PLATE PRECURSORS HAVING ABLATION- FREE IMAGEABLE COMPOSITION AND METHOD

89923	Eastman Kodak Company	US	6742886	10/347,664	1/21/2003	6/1/2004	INK JET COMPOSITIONS FOR LITHOGRAPHIC PRINTING

89924	Eastman Kodak Company	CN	200380104739.7	200380104739.7	10/3/2003	12/2/2009	THERMALLY SENSITIVE, MULTILAYER IMAGEABLE ELEMENT

89924	Eastman Kodak Company	DE	60308397.8	03770643.9	10/3/2003	9/13/2006	THERMALLY SENSITIVE, MULTILAYER IMAGEABLE ELEMENT

89924	Eastman Kodak Company	FR	1545878	03770643.9	10/3/2003	9/13/2006	THERMALLY SENSITIVE, MULTILAYER IMAGEABLE ELEMENT

89924	Eastman Kodak Company	GB	1545878	03770643.9	10/3/2003	9/13/2006	THERMALLY SENSITIVE, MULTILAYER IMAGEABLE ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89924	Eastman Kodak Company	JP	4382669	2004-543164	10/3/2003	10/2/2009	THERMALLY SENSITIVE MULTILAYER IMAGEABLE ELEMENT

89924	Eastman Kodak Company	US	6858359	10/264,814	10/4/2002	2/22/2005	THERMALLY SENSITIVE, MULTILAYER IMAGEABLE ELEMENT

89926	Eastman Kodak Company	US	6881533	10/368,209	2/18/2003	4/19/2005	FLEXOGRAPHIC PRINTING PLATES WITH INK-REPELLENT NON-IMAGE AREAS

89929	Eastman Kodak Company	US	7016042	10/647,791	8/25/2003	3/21/2006	COLOR PROFILING USING GRAY BACKING MATERIAL

89933	Eastman Kodak Company	CN	ZL200480008181.7	200480008181.7	1/20/2004	8/24/2011	IMAGEABLE ELEMENT CONTAINING SILICATE-COATED POLYMER PARTICLES

89933	Eastman Kodak Company	DE	602004003029.5	04703595.1	1/20/2004	11/2/2006	IMAGEABLE ELEMENT CONTAINING SILICATE-COATED POLYMER PARTICLES

89933	Eastman Kodak Company	FR	1587691	04703595.1	1/20/2004	11/2/2006	IMAGEABLE ELEMENT CONTAINING SILICATE-COATED POLYMER PARTICLES

89933	Eastman Kodak Company	GB	1587691	04703595.1	1/20/2004	11/2/2006	IMAGEABLE ELEMENT CONTAINING SILICATE-COATED POLYMER PARTICLES

89933	Eastman Kodak Company	JP	4546453	2006-502877	1/20/2004	7/9/2010	IMAGEABLE ELEMENT CONTAINING
							SILICATE-COATED POLYMER
							PARTICLES

89933	Eastman Kodak Company	US	7097956	10/353,195	1/27/2003	8/29/2006	IMAGEABLE ELEMENT CONTAINING SILICATE-COATED POLYMER PARTICLES

89937	Eastman Kodak Company	US	6921626	10/400,714	3/27/2003	7/26/2005	NANOPASTES AS PATTERNING COMPOSITION FOR ELECTRONIC PARTS

89937-1	Eastman Kodak Company	US	7094503	10/400,715	3/27/2003	8/22/2006	NANOPASTES FOR USE AS PATTERNING COMPOSITIONS

89937-1	Eastman Kodak Company	US	7217502	11/444,740	6/1/2006	5/15/2007	NANOPASTES FOR USE AS PATTERNING COMPOSITIONS

89937-2	Eastman Kodak Company	US	7081322	10/400,959	3/27/2003	7/25/2006	NANOPASTES AS INKJET
							COMPOSITIONS FOR PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89939	Eastman Kodak Company	US	6962765	10/689,468	10/20/2003	11/8/2005	LASER GENERATED ULTRAVIOLET RADIATION MASK

89940	Eastman Kodak Company	US	6844139	10/336,595	1/3/2003	1/18/2005	METHOD FOR FORMING A LITHOGRAPHIC PRINTING PLATE

89941	Eastman Kodak Company	DE		10393651.3	11/3/2003		POLYMERIZABLE COMPOUNDS WITH QUADRUPLE HYDROGEN BOND FORMING GROUPS

89941	Eastman Kodak Company	US	6899992	10/290,623	11/8/2002	5/31/2005	POLYMERIZABLE COMPOUNDS WITH QUADRUPLE HYDROGEN BOND FORMING GROUPS

89942	Eastman Kodak Company	DE	602004003030.9	04703685.0	1/20/2004	11/2/2006	INFRARED ABSORBING COMPOUNDS AND THEIR USE IN IMAGEABLE ELEMENTS

89942	Eastman Kodak Company	GB	1587880	04703685.0	1/20/2004	11/2/2006	INFRARED ABSORBING COMPOUNDS AND THEIR USE IN IMAGEABLE ELEMENTS

89942	Eastman Kodak Company	US	6790590	10/353,106	1/27/2003	9/14/2004	INFRARED ABSORBING COMPOUNDS AND THEIR USE IN IMAGEABLE ELEMENTS

89945	Eastman Kodak Company	JP	4511523	2006-508807	2/23/2004	5/14/2010	METHOD FOR PREPARING LITHOGRAPHIC PRINTING PLATE PRECURSORS

89945	Eastman Kodak Company	US	7229744	10/393,762	3/21/2003	6/12/2007	METHOD FOR PREPARING LITHOGRAPHIC PRINTING PLATE PRECURSORS

89949	Eastman Kodak Company	US	6902861	10/384,989	3/10/2003	6/7/2005	INFRARED ABSORBING COMPOUNDS AND THEIR USE IN PHOTOIMAGEABLE ELEMENTS

89965	Eastman Kodak Company	US	7442486	10/544,758	2/20/2004	10/28/2008	RADIATION-SENSITIVE COMPOSITIONS COMPRISING OXAZOLE DERIVATIVES AND IMAGEABLE ELEMENTS BASED THEREON

89972	Eastman Kodak Company	DE	602004018565.5	04012441.4	5/26/2004	12/24/2008	THERMALLY SENSITIVE COMPOSITIONS CONTAINING CYANOACRYLATE POLYMERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89972	Eastman Kodak Company	FR	1481800	04012441.4	5/26/2004	12/24/2008	THERMALLY SENSITIVE COMPOSITIONS CONTAINING CYANOACRYLATE POLYMERS

89972	Eastman Kodak Company	GB	1481800	04012441.4	5/26/2004	12/24/2008	THERMALLY SENSITIVE COMPOSITIONS CONTAINING CYANOACRYLATE POLYMERS

89972	Eastman Kodak Company	US	6924080	10/445,489	5/27/2003	8/2/2005	THERMALLY SENSITIVE COMPOSITIONS CONTAINING CYANOACRYLATE POLYMERS

89973	Eastman Kodak Company	GB	1481801	04012442.2	5/26/2004	8/8/2007	TOP COAT LAYER FOR THERMALLY SENSITIVE PRINTING PLATES

89973	Eastman Kodak Company	US	6821709	10/445,548	5/27/2003	11/23/2004	TOP COAT LAYER FOR THERMALLY SENSITIVE PRINTING PLATES

89976	Eastman Kodak Company	CN	200480012496.9	200480012496.9	5/11/2004	6/9/2010	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES CONTAINING AN ONIUM SALT INITIATOR SYSTEM

89976	Eastman Kodak Company	DE	602004033556.8	04751887.3	5/11/2004	7/20/2011	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES CONTAINING AN ONIUM SALT INITIATOR SYSTEM

89976	Eastman Kodak Company	FR	1622768	04751887.3	5/11/2004	7/20/2011	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES CONTAINING AN ONIUM SALT INITIATOR SYSTEM

89976	Eastman Kodak Company	GB	1622768	04751887.3	5/11/2004	7/20/2011	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES CONTAINING AN ONIUM SALT INITIATOR SYSTEM

89976	Eastman Kodak Company	JP	5091299	2010-249754	11/8/2010	9/21/2012	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES CONTAINING AN ONIUM SALT INITIATOR SYSTEM

89976	Eastman Kodak Company	US	7368215	10/436,506	5/12/2003	5/6/2008	ON-PRESS DEVELOPABLE IR SENSITIVE PRINTING PLATES CONTAINING AN ONIUM SALT INITIATOR SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
89981	Eastman Kodak Company	DE	602004006059. 3	04019830.1	8/20/2004	4/25/2007	IMAGEABLE ELEMENTS CONTAINING CYANOACRYLATE POLYMER PARTICLES

89981	Eastman Kodak Company	FR	1510356	04019830.1	8/20/2004	4/25/2007	IMAGEABLE ELEMENTS CONTAINING CYANOACRYLATE POLYMER PARTICLES

89981	Eastman Kodak Company	GB	1510356	04019830.1	8/20/2004	4/25/2007	IMAGEABLE ELEMENTS CONTAINING CYANOACRYLATE POLYMER PARTICLES

89981	Eastman Kodak Company	US	7070902	10/648,672	8/26/2003	7/4/2006	IMAGEABLE ELEMENTS CONTAINING CYANOACRYLATE POLYMER PARTICLES
89993	Eastman Kodak Company	US	7183039	10/559,230	6/8/2004	2/27/2007	1,4-DIHYDROPYRIDINE-CONTAINING IR-SENSITIVE COMPOSITION AND USE THEREOF FOR THE PRODUCTION OF IMAGEABLE ELEMENTS

89999	Eastman Kodak Company	DE	602004030255.4	04780824.1	8/11/2004	11/24/2010	MULTI-LAYER IMAGEABLE ELEMENTS

89999	Eastman Kodak Company	GB	1654119	04780824.1	8/11/2004	11/24/2010	MULTI-LAYER IMAGEABLE ELEMENTS

90000	Eastman Kodak Company	US	6843176	10/661,236	9/12/2003	1/18/2005	METHOD TO REMOVE UNWANTED, UNEXPOSED, RADIATION-SENSITIVE LAYER IN A LITHOGRAPHIC PRINTING PLATE

90001	Eastman Kodak Company	EP		04024914.6	10/20/2004		DISPLAY DEVICE COLOR CHANNEL RECONSTRUCTION

90001	Eastman Kodak Company	JP	4571479	2004-314443	10/28/2004	8/20/2010	DISPLAY DEVICE COLOR CHANNEL
							RECONSTRUCTION

90001	Eastman Kodak Company	US	7236179	10/695,545	10/28/2003	6/26/2007	DISPLAY DEVICE COLOR CHANNEL RECONSTRUCTION

90002	Eastman Kodak Company	JP	4213715	2005-507269	6/17/2004	11/7/2008	NEGATIVE TYPE PHOTOSENSITIVE COMPOSITION AND NEGATIVE TYPE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90002	Eastman Kodak Company	US	7291438	10/558,956	6/17/2004	11/6/2007	NEGATIVE PHOTOSENSITIVE COMPOSITION AND NEGATIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

90003	Eastman Kodak Company	EP		04019062.1	8/11/2004		IMPROVED DEVELOPER EXIT TANK FOR IMMERSION TYPE PRINTING PLATE PROCESSOR

90003	Eastman Kodak Company	US	6764232	10/639,885	8/13/2003	7/20/2004	IMPROVED DEVELOPER EXIT TANK FOR IMMERSION TYPE PRINTING PLATE PROCESSOR

90005	Eastman Kodak Company	DE	602004019921.4	04756523.9	7/1/2004	3/11/2009	MODIFIED NEUGEBAUER MODEL FOR HALFTONE IMAGING SYSTEM

90005	Eastman Kodak Company	GB	1639806	04756523.9	7/1/2004	3/11/2009	MODIFIED NEUGEBAUER MODEL FOR HALFTONE IMAGING SYSTEM

90005	Eastman Kodak Company	US	7710597	10/883,006	7/1/2004	5/4/2010	MODIFIED NEUGEBAUER MODEL FOR HALFTONE IMAGING SYSTEM

90007	Eastman Kodak Company	US	7132550	10/722,257	11/25/2003	11/7/2006	PROCESS FOR THE PREPARATION OF CYANINE DYE WITH POLYSULFONATE ANIONS

90009	Eastman Kodak Company	US	6893783	10/681,701	10/8/2003	5/17/2005	MULTILAYER IMAGEABLE ELEMENTS
90011	Eastman Kodak Company	US	6844141	10/625,229	7/23/2003	1/18/2005	METHOD FOR DEVELOPING MULTILAYER IMAGEABLE ELEMENTS

90018	Eastman Kodak Company	DE	602005002063.2	05003487.5	2/18/2005	8/22/2007	MULTI-LAYER LASER THERMAL IMAGE RECEPTOR SHEET WITH INTERNAL TIE LAYER

90018	Eastman Kodak Company	FR	1568506	05003487.5	2/18/2005	8/22/2007	MULTI-LAYER LASER THERMAL IMAGE RECEPTOR SHEET WITH INTERNAL TIE LAYER

90018	Eastman Kodak Company	GB	1568506	05003487.5	2/18/2005	8/22/2007	MULTI-LAYER LASER THERMAL IMAGE RECEPTOR SHEET WITH INTERNAL TIE LAYER

90018	Eastman Kodak Company	US	7147902	10/789,039	2/27/2004	12/12/2006	MULTI-LAYER LASER THERMAL IMAGE RECEPTOR SHEET WITH INTERNAL TIE LAYER

90026	Eastman Kodak Company	US	7066731	10/839,637	5/5/2004	6/27/2006	IMPROVED METHOD FOR CONDITIONING/ HEAT TREATMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90027	Eastman Kodak Company	US	7371454	10/736,078	12/15/2003	5/13/2008	IMAGEABLE ELEMENT COMPRISING SULFATED POLYMERS

90028	Eastman Kodak Company	DE	602004037661.2	04789022.3	9/24/2004	5/2/2012	BIGUANIDE BLEACHING AGENT FOR A THERMAL-IMAGING RECEPTOR ELEMENT

90028	Eastman Kodak Company	EP	1670645	04789022.3	9/24/2004	5/2/2012	BIGUANIDE BLEACHING AGENT FOR A THERMAL-IMAGING RECEPTOR ELEMENT

90028	Eastman Kodak Company	GB	1670645	04789022.3	9/24/2004	5/2/2012	BIGUANIDE BLEACHING AGENT FOR A THERMAL-IMAGING RECEPTOR ELEMENT

90028	Eastman Kodak Company	US	7172992	10/949,899	9/24/2004	2/6/2007	BIGUANIDE BLEACHING AGENT FOR A THERMAL-IMAGING RECEPTOR ELEMENT

90033	Eastman Kodak Company	US	6001530	09/145,725	9/2/1998	12/14/1999	LASER ADDRESSABLE BLACK THERMAL TRANSFER DONORS

90035	Eastman Kodak Company	EP		04023906.3	10/7/2004		DEVELOPER REGENERATORS

90035	Eastman Kodak Company	US	7078162	10/681,574	10/8/2003	7/18/2006	DEVELOPER REGENERATORS

90035	Eastman Kodak Company	US	7316894	11/388,850	3/24/2006	1/8/2008	DEVELOPER REGENERATORS

90035	Eastman Kodak Company	US	7507526	11/623,334	3/27/2007	3/24/2009	DEVELOPER REGENERATORS

90036	Eastman Kodak Company	US	6022440	08/987,885	12/8/1997	2/8/2000	IMAGE TRANSFER PROCESS FOR INK-JET GENERATED IMAGES

90037	Eastman Kodak Company	JP	4629226	2000-519393	11/3/1998	11/19/2010	METHOD AND DEVICE FOR CALIBRATING AN IMAGING APPARATUS HAVING MULTIPLE IMAGING OUTPUTS

90037	Eastman Kodak Company	US	6618158	09/185,182	11/3/1998	9/9/2003	METHOD AND DEVICE FOR CALIBRATING AN IMAGING APPARATUS HAVING MULTIPLE IMAGING OUTPUTS

90038	Eastman Kodak Company	US	6992688	10/766,345	1/28/2004	1/31/2006	METHOD FOR DEVELOPING MULTILAYER IMAGEABLE ELEMENTS

90039	Eastman Kodak Company	DE	69913534.6	99935600.9	7/15/1999	12/10/2003	IMAGING SYSTEM AND METHOD

90039	Eastman Kodak Company	GB	1097431	99935600.9	7/15/1999	12/10/2003	IMAGING SYSTEM AND METHOD

90039	Eastman Kodak Company	US	6462835	09/353,997	7/15/1999	10/8/2002	IMAGING SYSTEM AND METHOD

90040	Eastman Kodak Company	DE	69905294.7	99949759.7	9/23/1999	2/5/2003	COLOR PROCESSING

90040	Eastman Kodak Company	FR	1155567	99949759.7	9/23/1999	2/5/2003	COLOR PROCESSING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90040	Eastman Kodak Company	GB	1155567	99949759.7	9/23/1999	2/5/2003	COLOR PROCESSING

90040	Eastman Kodak Company	US	7030888	09/259,863	3/1/1999	4/18/2006	COLOR PROCESSING

90041	Eastman Kodak Company	DE	69928835.5	99948353.0	9/23/1999	12/7/2005	COLOR PROCESSING

90041	Eastman Kodak Company	FR	1157542	99948353.0	9/23/1999	12/7/2005	COLOR PROCESSING

90041	Eastman Kodak Company	GB	1157542	99948353.0	9/23/1999	12/7/2005	COLOR PROCESSING

90041	Eastman Kodak Company	JP	4620252	2000-603236	9/23/1999	11/5/2010	COLOR IMAGE PROCESSING

90041	Eastman Kodak Company	US	6608925	09/259,579	3/1/1999	8/19/2003	COLOR PROCESSING

90041	Eastman Kodak Company	US	7120295	10/612,734	7/2/2003	10/10/2006	COLOR IMAGE PROCESSING

90042	Eastman Kodak Company	US	6844140	10/747,643	12/29/2003	1/18/2005	METHOD FOR REDUCING START UP BLINDING IN NO-PROCESS LITHOGRAPHIC PRINTING PLATES

90043	Eastman Kodak Company	DE	60037589.7	00938170.8	6/5/2000	12/26/2007	COLORIMETRIC CHARACTERIZATION OF SCANNED MEDIA USING SPECTRAL SCANNER AND BASIS SPECTRA MODELS

90043	Eastman Kodak Company	FR	1190563	00938170.8	6/5/2000	12/26/2007	COLORIMETRIC CHARACTERIZATION OF SCANNED MEDIA USING SPECTRAL SCANNER AND BASIS SPECTRA MODELS

90043	Eastman Kodak Company	GB	1190563	00938170.8	6/5/2000	12/26/2007	COLORIMETRIC CHARACTERIZATION OF SCANNED MEDIA USING SPECTRAL SCANNER AND BASIS SPECTRA MODELS

90043	Eastman Kodak Company	US	6654150	09/342,983	6/29/1999	11/25/2003	COLORIMETRIC CHARACTERIZATION OF SCANNED MEDIA USING SPECTRAL SCANNER AND BASIS SPECTRA MODELS

90044	Eastman Kodak Company	US	6650446	09/342,960	6/29/1999	11/18/2003	COLORIMETRIC CHARACTERIZATION OF SCANNED MEDIA USING SPECTRAL SCANNER AND MEDIA MODELS

90046	Eastman Kodak Company	US	6633408	09/342,568	6/29/1999	10/14/2003	SPECTRAL MODELING OF PHOTOGRAPHIC PRINTING BASED ON DYE CONCENTRATION

90048	Eastman Kodak Company	DE	60009571.1	00959916.8	9/5/2000	3/31/2004	MODIFICATION OF COLOR VALUES IN PAGE DESCRIPTION FILES

90048	Eastman Kodak Company	FR	1266350	00959916.8	9/5/2000	3/31/2004	MODIFICATION OF COLOR VALUES IN PAGE DESCRIPTION FILES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90048	Eastman Kodak Company	GB	1266350	00959916.8	9/5/2000	3/31/2004	MODIFICATION OF COLOR VALUES IN PAGE DESCRIPTION FILES

90048	Eastman Kodak Company	NL	1266350	00959916.8	9/5/2000	3/31/2004	MODIFICATION OF COLOR VALUES IN PAGE DESCRIPTION FILES

90048	Eastman Kodak Company	US	7900144	09/534,824	3/23/2000	3/1/2011	MODIFICATION OF COLOR VALUES IN PAGE DESCRIPTION FILES

90049	Eastman Kodak Company	US	7250245	10/852,552	5/24/2004	7/31/2007	SWITCHABLE POLYMER PRINTING PLATES WITH CARBON BEARING IONIC AND STERIC STABILIZING GROUPS

90050	Eastman Kodak Company	DE	60043061.8	00936285.6	5/24/2000	9/30/2009	CONSTRAINED MULTI-DIMENIONAL COLOR TRANSFORMATION

90050	Eastman Kodak Company	US	7057765	09/577,529	5/24/2000	6/6/2006	CONSTRAINED MULTI-DIMENSIONAL COLOR TRANSFORMATION

90051	Eastman Kodak Company	DE	60106038.5-08	01984204.6	1/11/2001	9/29/2004	HALFTONE DOT PLACEMENT FOR MULTI-COLOR IMAGES

90051	Eastman Kodak Company	FR	1300000	01984204.6	1/11/2001	9/29/2004	HALFTONE DOT PLACEMENT FOR MULTI-COLOR IMAGES

90051	Eastman Kodak Company	GB	1300000	01984204.6	1/11/2001	9/29/2004	HALFTONE DOT PLACEMENT FOR MULTI-COLOR IMAGES

90051	Eastman Kodak Company	US	6867884	09/612,419	7/7/2000	3/15/2005	HALFTONE DOT PLACEMENT FOR MULTI-COLOR IMAGES

90054	Eastman Kodak Company	DE		10197077.3	4/27/2001		GAMUT-PRESERVING COLOR IMAGING

90054	Eastman Kodak Company	US	7177047	09/741,460	12/19/2000	2/13/2007	GAMUT-PRESERVING COLOR IMAGING

90054	Eastman Kodak Company	US	7495804	11/644,860	12/22/2006	2/24/2009	GAMUT-PRESERVING COLOR IMAGING

90055	Eastman Kodak Company	JP	4142646	2004-522929	7/24/2002	6/20/2008	HALFTONE DOT THINNING

90055	Eastman Kodak Company	US	7016082	09/899,687	7/5/2001	3/21/2006	HALFTONE DOT THINNING

90058	Eastman Kodak Company	US	7215343	10/767,987	1/29/2004	5/8/2007	COLOR CORRECTION USING A DEVICE-DEPENDENT DISPLAY PROFILE

90062	Eastman Kodak Company	BR		PI0512217-1	6/2/2005		IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90062	Eastman Kodak Company	CN	200580019851. X	200580019851.X	6/2/2005	9/9/2009	IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90062	Eastman Kodak Company	DE	602005005058.2	05784260.1	6/2/2005	2/27/2008	IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90062	Eastman Kodak Company	FR	1765593	05784260.1	6/2/2005	2/27/2008	IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90062	Eastman Kodak Company	GB	1765593	05784260.1	6/2/2005	2/27/2008	IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90062	Eastman Kodak Company	JP		2012-203991	9/18/2012		IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90062	Eastman Kodak Company	NL	1765593	05784260.1	6/2/2005	2/27/2008	IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90062	Eastman Kodak Company	US	7261998	10/872,209	6/17/2004	8/28/2007	IMAGEABLE ELEMENT WITH SOLVENT-RESISTANT POLYMERIC BINDER

90069	Eastman Kodak Company	EP		05008072.0	4/13/2005		METHODS FOR PRODUCING A BLACK MATRIX ON A LENTICULAR LENS

90069	Eastman Kodak Company	US	7317577	10/846,906	5/14/2004	1/8/2008	METHODS FOR PRODUCING A BLACK MATRIX ON A LENTICULAR LENS

90070	Eastman Kodak Company	DE	602005003657.1	05730162.4	3/25/2005	12/5/2007	POSITIVE-WORKING, THERMALLY SENSITIVE IMAGEABLE ELEMENT

90070	Eastman Kodak Company	GB	1747241	05730162.4	3/25/2005	12/5/2007	POSITIVE-WORKING, THERMALLY SENSITIVE IMAGEABLE ELEMENT

90070	Eastman Kodak Company	NL	1747241	05730162.4	3/25/2005	12/5/2007	POSITIVE-WORKING, THERMALLY SENSITIVE IMAGEABLE ELEMENT

90070	Eastman Kodak Company	US	7060416	11/072,486	3/4/2005	6/13/2006	POSITIVE-WORKING, THERMALLY SENSITIVE IMAGEABLE ELEMENT

90073	Eastman Kodak Company	DE	602005001226.5	05009501.7	4/29/2005	6/14/2007	LASER THERMAL COLOR DONORS WITH IMPROVED AGING CHARACTERISTICS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90073	Eastman Kodak Company	GB	1593520	05009501.7	4/29/2005	5/30/2007	LASER THERMAL COLOR DONORS WITH IMPROVED AGING CHARACTERISTICS

90073	Eastman Kodak Company	US	6855474	10/838,940	5/3/2004	2/15/2005	LASER THERMAL COLOR DONORS WITH IMPROVED AGING CHARACTERISTICS

90076	Eastman Kodak Company	CN	ZL200580011950.3	200580011950.3	4/6/2005	11/7/2012	METHOD OF PRODUCING A RELIEF IMAGE

90076	Eastman Kodak Company	CN		201210311213.7	4/6/2005		METHOD OF PRODUCING A RELIEF IMAGE

90076	Eastman Kodak Company	EP		05734358.4	4/6/2005		METHOD OF PRODUCING A RELIEF IMAGE

90076	Eastman Kodak Company	JP	5155654	2007-507503	4/6/2005	12/14/2012	METHOD OF PRODUCING A RELIEF IMAGE

90076	Eastman Kodak Company	US	8142987	11/081,018	3/15/2005	3/27/2012	METHOD OF PRODUCING A RELIEF IMAGE FOR PRINTING

90076	Eastman Kodak Company	US	8409790	13/314,218	12/8/2011	4/2/2013	METHOD OF PRODUCING A RELIEF IMAGE FOR PRINTING

90076	Eastman Kodak Company	US		13/314,219	12/8/2011		METHOD OF PRODUCING A RELIEF IMAGE FOR PRINTING

90081	Eastman Kodak Company	US	6623894	09/808,309	3/14/2001	9/23/2003	LASER-INDUCED THERMAL IMAGING WITH MASKING

90081	Eastman Kodak Company	US	6943816	10/636,421	8/6/2003	9/13/2005	LASER-INDUCED THERMAL IMAGING WITH MASKING

90082	Eastman Kodak Company	DE	60214984.3	02717666.8	3/15/2002	9/27/2006	CORRECTION TECHNIQUES FOR SOFT PROOFING

90082	Eastman Kodak Company	FR	1368962	02717666.8	3/15/2002	9/27/2006	CORRECTION TECHNIQUES FOR SOFT PROOFING

90082	Eastman Kodak Company	GB	1368962	02717666.8	3/15/2002	9/27/2006	CORRECTION TECHNIQUES FOR SOFT PROOFING

90088	Eastman Kodak Company	US	6597388	09/886,446	6/21/2001	7/22/2003	THERMAL IMAGING MASK

90089	Eastman Kodak Company	US	6737204	10/238,508	9/4/2002	5/18/2004	HYBRID PROOFING METHOD

90090	Eastman Kodak Company	EP		02790152.9	12/18/2002		LASER-INDUCED THERMAL IMAGING WITH MASKING

90090	Eastman Kodak Company	US	6888558	10/028,548	12/19/2001	5/3/2005	LASER-INDUCED THERMAL IMAGING WITH MASKING

90091	Eastman Kodak Company	US	6899988	10/461,738	6/13/2003	5/31/2005	LASER THERMAL METALLIC DONORS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90095	Eastman Kodak Company	DE	60223078.0	02792554.4	12/30/2002	10/17/2007	CALIBRATION TECHNIQUES FOR IMAGING DEVICES

90095	Eastman Kodak Company	FR	1464186	02792554.4	12/30/2002	10/17/2007	CALIBRATION TECHNIQUES FOR IMAGING DEVICES

90095	Eastman Kodak Company	GB	1464186	02792554.4	12/30/2002	10/17/2007	CALIBRATION TECHNIQUES FOR IMAGING DEVICES

90095	Eastman Kodak Company	JP	4938810	2009-58368	12/30/2002	3/2/2012	CALIBRATION TECHNIQUES FOR IMAGING DEVICES

90095	Eastman Kodak Company	US	6775633	10/039,669	12/31/2001	8/10/2004	CALIBRATION TECHNIQUES FOR IMAGING DEVICES

90095	Eastman Kodak Company	US	7509222	10/854,113	5/26/2004	3/24/2009	CALIBRATION TECHNIQUES FOR IMAGING DEVICES

90120	Eastman Kodak Company	US	7184679	11/117,557	4/28/2005	2/27/2007	RECEIVER MEMBER SPEED CONTROL THROUGH A FUSER ASSEMBLY OF A REPRODUCTION APPARATUS

90121	Eastman Kodak Company	US	7194233	11/117,559	4/28/2005	3/20/2007	A VARIABLE POWER FUSER EXTERNAL HEATER

90123	Eastman Kodak Company	US	7680424	11/863,519	9/28/2007	3/16/2010	ROLLER FUSER SYSTEM WITH FUSING MEMBER TEMPERATURE CONTROL FOR PRINTING

90140	Eastman Kodak Company	JP	3863415	2001-362465	11/28/2001	10/6/2006	PLATE MAKING METHOD FOR PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

90142	Eastman Kodak Company	US	7045271	10/842,111	5/10/2004	5/16/2006	ON PRESS DEVELOPABLE IMAGEABLE ELEMENT

90148	Eastman Kodak Company	US	7172850	10/891,727	7/15/2004	2/6/2007	PREPARATION OF SOLVENT- RESISTANT BINDER FOR AN IMAGEABLE ELEMENT

90150	Eastman Kodak Company	US	7292368	11/122,260	5/4/2005	11/6/2007	HALFTONE PROOFING WITH INKJET PRINTERS

90151	Eastman Kodak Company	US	7186482	11/144,315	6/3/2005	3/6/2007	MULTILAYER IMAGEABLE ELEMENTS

90154	Eastman Kodak Company	CN	ZL200580028267.0	200580028267.0	8/17/2005	7/13/2011	SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATE PRECURSOR

90154	Eastman Kodak Company	DE	602005018786.3	05789147.5	8/17/2005	1/6/2010	SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATE PRECURSOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90154	Eastman Kodak Company	FR	1778474	05789147.5	8/17/2005	1/6/2010	SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATE PRECURSOR

90154	Eastman Kodak Company	GB	1778474	05789147.5	8/17/2005	1/6/2010	SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATE PRECURSOR

90154	Eastman Kodak Company	JP	4856075	2007-528027	8/17/2005	11/4/2011	SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATE PRECURSOR

90154	Eastman Kodak Company	US	7416831	10/922,782	8/20/2004	8/26/2008	SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATE PRECURSOR

90159	Eastman Kodak Company	CN	200580030800.7	200580030800.7	9/9/2005	10/27/2010	STRUCTURED SURFACE USING ABLATABLE RADIATION SENSITIVE MATERIAL

90159	Eastman Kodak Company	JP	4977610	2007-532378	9/9/2005	4/20/2012	STRUCTURED SURFACE USING ABLATABLE RADIATION SENSITIVE MATERIAL

90159	Eastman Kodak Company	KR	10-1087924	10-2007-7006050 9/9/2005		11/22/2011	STRUCTURED SURFACE USING ABLATABLE RADIATION SENSITIVE MATERIAL

90159	Eastman Kodak Company	US		10/944,586	9/17/2004		METHOD OF FORMING A STRUCTURED SURFACE USING ABLATABLE RADIATION SENSITIVE MATERIAL

90161	Eastman Kodak Company	CN	200580028652.5	200580028652.5	8/17/2005	1/27/2010	LITHOGRAPHIC PRINTING PLATE PRECURSOR

90161	Eastman Kodak Company	DE	602005005831.1	05790957.4	8/17/2005	4/2/2008	LITHOGRAPHIC PRINTING PLATE PRECURSOR

90161	Eastman Kodak Company	GB	1782127	05790957.4	8/17/2005	4/2/2008	LITHOGRAPHIC PRINTING PLATE PRECURSOR

90161	Eastman Kodak Company	JP	4499507	2004-242968	8/23/2004	4/23/2010	LITHOGRAPHIC PRINTING PLATE PRECURSOR

90161	Eastman Kodak Company	US	7670753	11/573,733	8/17/2005	3/2/2010	LITHOGRAPHIC PRINTING PLATE PRECURSOR

90162	Eastman Kodak Company	DE	602005023743.7	05789143.4	8/23/2005	9/22/2010	METHOD AND APPARATUS FOR DEVELOPMENT OF LITHOGRAPHIC PRINTING PLATE PRECURSOR

90162	Eastman Kodak Company	FR	1782129	05789143.4	8/23/2005	9/22/2010	METHOD AND APPARATUS FOR DEVELOPMENT OF LITHOGRAPHIC PRINTING PLATE PRECURSOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90162	Eastman Kodak Company	GB	1782129	05789143.4	8/23/2005	9/22/2010	METHOD AND APPARATUS FOR DEVELOPMENT OF LITHOGRAPHIC PRINTING PLATE PRECURSOR

90162	Eastman Kodak Company	JP	4607521	2004-245853	8/25/2004	10/15/2010	METHOD FOR PROMOTING THE DEVELOPMENT OF PROCESS-LESS TYPE PLATE

90162	Eastman Kodak Company	US	7807333	11/573,895	8/23/2005	10/5/2010	METHOD AND APPARATUS FOR DEVELOPMENT OF LITHOGRAPHIC PRINTING PLATE PRECURSOR

90164	Eastman Kodak Company	US	7659046	11/013,954	12/16/2004	2/9/2010	WATER-DEVELOPABLE INFRARED- SENSITIVE PRINTING PLATE

90166	Eastman Kodak Company	US	7234791	11/114,530	4/26/2005	6/26/2007	REDUCING INK BLEED ARTIFACTS

90173	Eastman Kodak Company	JP	3275809	09-346144	12/16/1997	2/8/2002	PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

90182	Eastman Kodak Company	US	7294445	11/240,721	9/30/2005	11/13/2007	METHOD FOR SIMULATING SPOT VARNISH ON A SURPRINT PROOF

90183	Eastman Kodak Company	DE	602006031358.6	06838549.1	11/28/2006	8/8/2012	MULTILAYER IMAGEABLE ELEMENTS HAVING GOOD SOLVENT RESISTANCE

90183	Eastman Kodak Company	EP	2086763	06838549.1	11/28/2006	8/8/2012	MULTILAYER IMAGEABLE ELEMENTS HAVING GOOD SOLVENT RESISTANCE

90183	Eastman Kodak Company	GB	2086763	06838549.1	11/28/2006	8/8/2012	MULTILAYER IMAGEABLE ELEMENTS HAVING GOOD SOLVENT RESISTANCE

90183	Eastman Kodak Company	JP	5038434	2009-539221	11/28/2006	7/13/2012	MULTILAYER IMAGEABLE ELEMENTS
							HAVING GOOD SOLVENT
							RESISTANCE

90183	Eastman Kodak Company	NL	2086763	06838549.1	11/28/2006	8/8/2012	MULTILAYER IMAGEABLE ELEMENTS HAVING GOOD SOLVENT RESISTANCE

90184	Eastman Kodak Company	DE	602004035362.0	04815940.4	12/29/2004	11/16/2011	SELECTIVE FLATTENING OF PAGE DESCRIPTION FILES TO SUPPORT COLOR CORRECTION

90184	Eastman Kodak Company	GB	1700252	04815940.4	12/29/2004	11/16/2011	SELECTIVE FLATTENING OF PAGE DESCRIPTION FILES TO SUPPORT COLOR CORRECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90184	Eastman Kodak Company	JP	5132152	2006-547573	12/29/2004	11/16/2012	SELECTIVE FLATTENING OF PAGE DESCRIPTION FILES TO SUPPORT COLOR CORRECTION

90184	Eastman Kodak Company	US	7433103	11/025,690	12/29/2004	10/7/2008	SELECTIVE FLATTENING OF PAGE DESCRIPTION FILES TO SUPPORT COLOR CORRECTION

90192	Eastman Kodak Company	US	5328771	08/052,127	4/22/1993	7/12/1994	THERMAL FUSION TYPE DONOR FILM CAPABLE OF IMPARTING GRADATION

90193	Eastman Kodak Company	US	5411930	08/051,537	4/22/1993	5/2/1995	IMAGE RECEIVING ELEMENT FOR PRODUCTION OF DYE DIFFUSION TYPE THERMAL TRANSFER IMAGE

90197	Eastman Kodak Company	US	5460918	08/320,943	10/11/1994	10/24/1995	THERMAL TRANSFER DONOR AND RECEPTOR FOR LITHOGRAPHIC PRINTING APPLICATIONS

90201	Eastman Kodak Company	US	5360694	08/138,591	10/18/1993	11/1/1994	THERMAL DYE TRANSFER

90202	Eastman Kodak Company	US	5436695	08/210,153	3/17/1994	7/25/1995	METHOD AND APPARATUS FOR LOADING THIN FILM MEDIA

90203	Eastman Kodak Company	US	5326619	08/144,731	10/28/1993	7/5/1994	THERMAL TRANSFER DONOR ELEMENT COMPRISING A SUBSTRATE HAVING A MICROSTRUCTURED SURFACE

90205	Eastman Kodak Company	US	5395720	08/217,385	3/24/1994	3/7/1995	DYE RECEPTOR SHEET FOR THERMAL DYE AND MASS TRANSFER IMAGING

90206	Eastman Kodak Company	US	5635331	08/322,588	10/13/1994	6/3/1997	SUBSTRATE AND A COLOR
							PROOFING ARTICLE HAVING
							RELEASE AGENT/ADHESIVE
							MIXTURE COATED THEREON

90207	Eastman Kodak Company	US	5395719	08/217,384	3/24/1994	3/7/1995	DYE RECEPTOR SHEET FOR THERMAL TRANSFER IMAGING

90208	Eastman Kodak Company	US	5773170	08/627,825	4/2/1996	6/30/1998	UV-ABSORBING MEDIA BLEACHABLE BY IR-RADIATION

90211	Eastman Kodak Company	US	7796123	11/455,991	6/20/2006	9/14/2010	TOUCHSCREEN WITH CARBON NANOTUBE CONDUCTIVE LAYERS

90212	Eastman Kodak Company	DE	602006028203.6	06770710.9	5/19/2006	3/14/2012	TOUCHSCREEN WITH ONE CARBON NANOTUBE CONDUCTIVE LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90212	Eastman Kodak Company	EP	1886212	06770710.9	5/19/2006	3/14/2012	TOUCHSCREEN WITH ONE CARBON NANOTUBE CONDUCTIVE LAYER

90212	Eastman Kodak Company	GB	1886212	06770710.9	5/19/2006	3/14/2012	TOUCHSCREEN WITH ONE CARBON NANOTUBE CONDUCTIVE LAYER

90212	Eastman Kodak Company	JP		2012-172554	8/3/2012		TOUCHSCREEN WITH ONE CARBON NANOTUBE CONDUCTIVE LAYER

90212	Eastman Kodak Company	NL	1886212	06770710.9	5/19/2006	3/14/2012	TOUCHSCREEN WITH ONE CARBON NANOTUBE CONDUCTIVE LAYER

90212	Eastman Kodak Company	US	7535462	11/143,539	6/2/2005	5/19/2009	TOUCHSCREEN WITH ONE CARBON NANOTUBE CONDUCTIVE LAYER

90216	Eastman Kodak Company	DE	69806153.5	98914403.5	4/2/1998	6/19/2002	ARRANGEMENT FOR HIGH-ACCURACY COLORIMETRIC CHARACTERIZATION OF DISPLAY DEVICES AND METHOD THEREFOR

90216	Eastman Kodak Company	US	6232954	08/855,709	5/8/1997	5/15/2001	ARRANGEMENT FOR HIGH-ACCURACY COLORIMETRIC CHARACTERIZATION OF DISPLAY DEVICES AND METHOD THEREFOR

90217	Eastman Kodak Company	DE	69804795.8	98922254.2	5/13/1998	4/10/2002	CHARACTERIZATION OF COLOR IMAGING SYSTEMS

90217	Eastman Kodak Company	FR	0991924	98922254.2	5/13/1998	4/10/2002	CHARACTERIZATION OF COLOR IMAGING SYSTEMS

90217	Eastman Kodak Company	GB	0991924	98922254.2	5/13/1998	4/10/2002	CHARACTERIZATION OF COLOR IMAGING SYSTEMS

90217	Eastman Kodak Company	US	6108442	08/884,411	6/27/1997	8/22/2000	CHARACTERIZATION OF COLOR IMAGING SYSTEMS

90218	Eastman Kodak Company	DE	69808095.5	98928849.3	6/1/1998	9/18/2002	METHOD FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS

90218	Eastman Kodak Company	FR	0995305	98928849.3	6/1/1998	9/18/2002	METHOD FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS

90218	Eastman Kodak Company	GB	0995305	98928849.3	6/1/1998	9/18/2002	METHOD FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS

90218	Eastman Kodak Company	US	6362808	08/909,932	8/12/1997	3/26/2002	ARRANGEMENT FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS AND METHOD THEREFOR

90218	Eastman Kodak Company	US	7382379	09/536,366	3/27/2000	6/3/2008	ARRANGEMENT FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS AND METHOD THEREFOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90218	Eastman Kodak Company	US	RE39161	10/764,384	1/23/2004	7/11/2006	ARRANGEMENT FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS AND METHOD THEREFOR

90218	Eastman Kodak Company	US		12/020,155	1/25/2008		METHOD FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS AND METHOD THEREFOR

90218	Eastman Kodak Company	US		12/020,181	1/25/2008		METHOD FOR MAPPING COLORS BETWEEN IMAGING SYSTEMS AND METHOD THEREFOR

90219	Eastman Kodak Company	DE	69600857.2	96302793.3	4/19/1996	10/28/1998	LASER INDUCED FILM TRANSFER SYSTEM

90219	Eastman Kodak Company	GB	0738609	96302793.3	4/19/1996	10/28/1998	LASER INDUCED FILM TRANSFER SYSTEM

90219	Eastman Kodak Company	US	5935758	08/842,151	4/22/1997	8/10/1999	LASER INDUCED FILM TRANSFER SYSTEM

90219	Eastman Kodak Company	US	5945249	08/844,805	4/22/1997	8/31/1999	LASER ABSORBABLE PHOTOBLEACHABLE COMPOSITIONS
90219	Eastman Kodak Company	US	6291143	09/688,483	10/16/2000	9/18/2001	LASER ABSORBABLE PHOTOBLEACHABLE COMPOSITIONS

90224	Eastman Kodak Company	US	7340208	11/155,268	6/17/2005	3/4/2008	METHOD AND APPARATUS FOR ELECTROSTATOGRAPHIC PRINTING WITH GENERIC COLOR PROFILES AND INVERSE MASKS BASED ON RECEIVER MEMBER CHARACTERISTICS

90230	Eastman Kodak Company	US	7502581	11/512,926	8/30/2006	3/10/2009	MOVABLE METERING SKIVE FOR A DEVELOPMENT STATION OF A REPRODUCTION APPARATUS

90230	Eastman Kodak Company	US	7953352	12/118,903	5/12/2008	5/31/2011	MOVABLE METERING SKIVE FOR A DEVELOPMENT STATION OF A REPRODUCTION APPARATUS

90240	Eastman Kodak Company	US	5506090	08/311,510	9/23/1994	4/9/1996	PROCESS FOR MAKING SHOOT AND RUN PRINTING PLATES

90240	Eastman Kodak Company	US	5939237	08/960,175	10/29/1997	8/17/1999	PROCESS FOR MAKING SHOOT AND RUN PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90242	Eastman Kodak Company	US	5526140	08/398,516	3/3/1995	6/11/1996	EMULATION OF A HALFTONE PRINTED IMAGE ON A CONTINUOUS- TONE DEVICE

90244	Eastman Kodak Company	DE	69631929.2	96110832.1	7/4/1996	3/24/2004	SYSTEM AND METHOD FOR COLOR CHARACTERIZATION AND TRANSFORMATION

90244	Eastman Kodak Company	FR	0753725	96110832.1	7/4/1996	3/24/2004	SYSTEM AND METHOD FOR COLOR CHARACTERIZATION AND TRANSFORMATION

90244	Eastman Kodak Company	GB	0753725	96110832.1	7/4/1996	3/24/2004	SYSTEM AND METHOD FOR COLOR CHARACTERIZATION AND TRANSFORMATION

90244	Eastman Kodak Company	US	5754448	08/501,502	7/12/1995	5/19/1998	SYSTEM AND METHOD FOR COLOR CHARACTERIZATION AND TRANSFORMATION

90249	Eastman Kodak Company	US	6072589	08/856,371	5/14/1997	6/6/2000	ARRANGEMENT FOR EFFICIENT CHARACTERIZATION OF PRINTING DEVICES AND METHOD THEREFOR

90251	Eastman Kodak Company	US	5723617	08/576,502	12/21/1995	3/3/1998	PYRROLO[2,1-A] ISOQUINOLINE DYES

90253	Eastman Kodak Company	US	5847133	08/862,809	5/23/1997	12/8/1998	IONIC HALOMETHYL-1,3,5-TRIAZINE PHOTOINITIATORS

90282	Eastman Kodak Company	US	7535596	11/121,768	5/4/2005	5/19/2009	COLORANT CONTROL VALUES FOR COLOR PRINTING DEVICES

90323	Eastman Kodak Company	JP	3556756	1996-19911	2/6/1996	5/21/2004	PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE PLANOGRAPHIC PRINTING DEVICE

90323	Eastman Kodak Company	US	5731127	08/629,613	4/9/1996	3/24/1998	PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE HAVING A RESIN WITH UREA BONDS IN THE SIDE CHAIN

90324	Eastman Kodak Company	JP	3825453	2004-155268	5/25/2004	7/7/2006	PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE PLANOGRAPAHIC PRINTING PLATE

90331	Eastman Kodak Company	DE		102005013756.3	3/22/2005		PAPER TRANSPORT ROLLER I VORRICHTUNG ZUM TRANSPORT VON BOEGEN

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90336	Eastman Kodak Company	EP		10175239.2	9/3/2010		DUAL TRAYS FOR IMAGE RECEIVER MEDIA SHEETS

90336	Eastman Kodak Company	JP		2010-541428	12/22/2008		PRINTER AND DUAL TRAYS FOR IMAGE RECEIVER MEDIA SHEETS

90336	Eastman Kodak Company	US	7658375	11/969,258	1/4/2008	2/9/2010	PRINTER AND DUAL TRAYS FOR IMAGE RECEIVER MEDIA SHEETS

90336	Eastman Kodak Company	US	8220795	12/621,880	11/19/2009	7/17/2012	PRINTER AND DUAL TRAYS FOR IMAGE RECEIVER MEDIA SHEETS

90337	Eastman Kodak Company	US	8356883	12/026,953	2/6/2008	1/22/2013	INKJET PRINTING METHOD FOR COLORLESS INK USING COLORLESS INK PRINTHEAD MASKS DEPENDENT ON COLORED INK PRINTING

90350	Eastman Kodak Company	US	6623905	09/480,250	6/26/1998	9/23/2003	PATTERN FORMATION

90351	Eastman Kodak Company	US	6461795	09/558,109	4/25/2000	10/8/2002	MANUFACTURE OF LITHOGRAPHIC PRINTING FORMS

90356	Eastman Kodak Company	US	6218083	09/263,605	7/2/1998	4/17/2001	PATTERN-FORMING METHODS

90357	Eastman Kodak Company	US	6558869	09/558,110	4/25/2000	5/6/2003	PATTERN FORMATION

90367	Eastman Kodak Company	US	5948534	08/804,681	2/25/1997	9/7/1999	COATED PAPER STOCKS FOR USE IN ELECTROSTATIC IMAGING APPLICATIONS

90367	Eastman Kodak Company	US	6048575	09/198,939	11/24/1998	4/11/2000	COATED PAPER STOCKS FOR USE IN ELECTROSTATIC IMAGING APPLICATIONS

90371	Eastman Kodak Company	US	6280899	09/483,990	1/18/2000	8/28/2001	RELATION TO LITHOGRAPHIC PRINTING FORMS

90371	Eastman Kodak Company	US	6485890	09/860,943	5/18/2001	11/26/2002	LITHOGRAPHIC PRINTING FORMS

90372	Eastman Kodak Company	JP	4499837	1998-502471	6/6/1997	4/23/2010	LITHOGRAPHIC PLATES

90372	Eastman Kodak Company	US	6303271	09/194,822	6/6/1997	10/16/2001	LITHOGRAPHIC PLATES

90373	Eastman Kodak Company	US	6420087	09/297,443	10/28/1997	7/16/2002	DIRECT POSITIVE LITHOGRAPHIC PLATE

90453	Eastman Kodak Company	US	6105500	09/077,181	11/21/1996	8/22/2000	HYDROPHILIZED SUPPORT FOR PLANOGRAPHIC PRINTING PLATES AND ITS PREPARATION

90457	Eastman Kodak Company	US	6182571	09/308,702	11/13/1997	2/6/2001	PLANOGRAPHIC PRINTING

90465	Eastman Kodak Company	US	5380942	08/118,556	9/9/1993	1/10/1995	BIS UREIDO COMPOSITIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90466	Eastman Kodak Company	US	5551585	08/419,228	4/10/1995	9/3/1996	PROCESS FOR THE SURFACE TREATMENT OF LITHOGRAPHIC PRINTING PLATE PRECURSORS

90467	Eastman Kodak Company	US	6187380	08/995,495	12/22/1997	2/13/2001	PROCESS FOR THE PRODUCTION OF LITHOGRAPHIC PRINTING PLATES

90473	Eastman Kodak Company	EP		06751410.9	4/26/2006		DISPLAY APPARATUS USING LCD PANEL

90473	Eastman Kodak Company	US	7188953	11/120,340	5/3/2005	3/13/2007	DISPLAY APPARATUS USING LCD PANEL

90474	Eastman Kodak Company	US	7334897	11/684,844	3/12/2007	2/26/2008	DISPLAY APPARATUS USING LCD PANEL

90475	Eastman Kodak Company	US	7442245	11/690,271	3/23/2007	10/28/2008	GLYCEROL DERIVATIVES FOR INKJET INKS

90476	Eastman Kodak Company	US	7550039	11/297,195	12/8/2005	6/23/2009	AN AQUEOUS INKJET INK COMPOSITION

90479	Eastman Kodak Company	US	5849842	08/917,057	8/22/1997	12/15/1998	SULFONAMIDE SUBSTITUTED ACETAL POLYMERS AND USE THEREOF IN PHOTOSENSITIVE COMPOSITIONS AND LITHOGRAPHIC PRINTING PLATES

90487	Eastman Kodak Company	US	5919601	08/745,534	11/12/1996	7/6/1999	RADIATION-SENSITIVE COMPOSITIONS AND PRINTING PLATES

90489	Eastman Kodak Company	US	6060217	08/922,190	9/2/1997	5/9/2000	THERMAL LITHOGRAPHIC PRINTING PLATES

90495	Eastman Kodak Company	US	6309792	09/690,898	2/18/2000	10/30/2001	IR-SENSITIVE COMPOSITION AND USE THEREOF FOR THE PREPARATION OF PRINTING PLATE PRECURSORS

90496	Eastman Kodak Company	DE	69935934.1	04078163.5	6/8/1999	4/25/2007	THERMAL LITHOGRAPHIC PRINTING PLATE

90496	Eastman Kodak Company	FR	1506857	04078163.5	6/8/1999	4/25/2007	THERMAL LITHOGRAPHIC PRINTING PLATE

90496	Eastman Kodak Company	GB	1506857	04078163.5	6/8/1999	4/25/2007	THERMAL LITHOGRAPHIC PRINTING
							PLATE

90496	Eastman Kodak Company	JP	4417562	2000-555763	6/8/1999	12/4/2009	THERMAL DIGITAL LITHOGRAPHIC PRINTING PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90496	Eastman Kodak Company	US	6352812	09/301,866	4/29/1999	3/5/2002	THERMAL LITHOGRAPHIC PRINTING PLATE

90500	Eastman Kodak Company	DE	69902598.2	99949163.2	10/6/1999	8/21/2002	METHOD FOR MANUFACTURE OF ELECTRONIC PARTS

90500	Eastman Kodak Company	US	6423456	09/807,084	10/6/1999	7/23/2002	METHOD FOR MANUFACTURE OF ELECTRONIC PARTS

90501	Eastman Kodak Company	US	6551763	09/587,224	10/6/1999	4/22/2003	IMPROVEMENTS IN RELATION TO ELECTRONIC PARTS

90509	Eastman Kodak Company	US	6475698	09/726,347	12/1/2000	11/5/2002	POLYMERIC COMPOUNDS

90510	Eastman Kodak Company	US	6416932	09/669,991	9/26/2000	7/9/2002	WATERLESS LITHOGRAPHIC PLATE

90511	Eastman Kodak Company	US	5695905	08/649,350	5/17/1996	12/9/1997	PHOTOSENSITIVE COMPOSITIONS AND LITHOGRAPHIC PRINTING PLATES UTILIZING OXAZOLINE MODIFIED ACID POLYMERS

90526	Eastman Kodak Company	DE		102006013875.9	3/23/2006		DIFFERENTIAL CLEAR COAT ICC- PROFILES

90526	Eastman Kodak Company	US	8107125	12/293,431	3/23/2007	1/31/2012	METHOD OF GENERATING PRINTING COLOR PROFILES FOR COLOR MANAGED REPRODUCTION OF COLOR PRINTS WITH TRANSPARENT LAYER

90527	Eastman Kodak Company	US	7961939	11/853,214	9/11/2007	6/14/2011	COLOR TRANSFORMING METHOD

90556	Eastman Kodak Company	EP		06758510.9	4/24/2006		PREDICTING COLORIMETRIC MEASUREMENTS OF MIXED SUBTRACTIVE COLORS

90556	Eastman Kodak Company	JP	4800380	2008-510032	4/24/2006	8/12/2011	PREDICTING COLORIMETRIC MEASUREMENTS OF MIXED SUBTRACTIVE COLORS

90556	Eastman Kodak Company	US	7738148	11/375,349	3/14/2006	6/15/2010	TECHNIQUES FOR PREDICTING COLORIMETRIC MEASUREMENTS OF MIXED SUBTRACTIVE COLORS

90558	Eastman Kodak Company	DE	102005033759.7	102005033759.7	7/15/2005	4/12/2012	SEMITRANSPARENT MEDIA

90558	Eastman Kodak Company	DE		202005021983.5	12/21/2011		SEMITRANSPARENT MEDIA

90559	Eastman Kodak Company	US	7731186	11/758,052	6/5/2007	6/8/2010	SHEET TRANSPORT APPARATUS AND METHOD FOR TRANSPORTING A SHEET IN A PRINTING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90560	Eastman Kodak Company	EP		08742756.3	4/11/2008		POWER SPLITTER FOR A MICROWAVE FUSER OF A REPRODUCTION APPARATUS

90560	Eastman Kodak Company	US	7515859	11/739,259	4/24/2007	4/7/2009	POWER SPLITTER FOR A MICROWAVE FUSER

90568	Eastman Kodak Company	DE	602009009099.2	09789358.0	9/22/2009	8/15/2012	FUSIBLE INKJET RECORDING MEDIA

90568	Eastman Kodak Company	EP	2328761	09789358.0	9/22/2009	8/15/2012	FUSIBLE INKJET RECORDING MEDIA

90568	Eastman Kodak Company	GB	2328761	09789358.0	9/22/2009	8/15/2012	FUSIBLE INKJET RECORDING MEDIA

90568	Eastman Kodak Company	JP		2011-530039	9/22/2009		FUSIBLE INKJET RECORDING MEDIA

90568	Eastman Kodak Company	NL	2328761	09789358.0	9/22/2009	8/15/2012	FUSIBLE INKJET RECORDING MEDIA

90568	Eastman Kodak Company	US	8298634	12/241,355	9/30/2008	10/30/2012	FUSIBLE INKJET RECORDING MEDIA

90570	Eastman Kodak Company	EP		07795209.1	5/23/2007		HIGH SPEED DIGITAL PRINTING APPARATUS

90570	Eastman Kodak Company	JP		2009-513179	5/23/2007		HIGH SPEED DIGITAL PRINTING APPARATUS

90570	Eastman Kodak Company	US	7819518	11/445,712	6/2/2006	10/26/2010	DIGITAL PRINTING APPARATUS FOR PRODUCING PRINTS AT HIGH SPEED

90575	Eastman Kodak Company	US	7291440	11/129,844	5/16/2005	11/6/2007	BAKEABLE MULTI-LAYER IMAGEABLE ELEMENT

90578	Eastman Kodak Company	DE	602006009120.6	06788272.0	7/21/2006	9/9/2009	RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

90578	Eastman Kodak Company	FR	1913443	06788272.0	7/21/2006	9/9/2009	RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

90578	Eastman Kodak Company	GB	1913443	06788272.0	7/21/2006	9/9/2009	RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

90578	Eastman Kodak Company	JP		2008-525011	7/21/2006		RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

90578	Eastman Kodak Company	US	7153632	11/196,124	8/3/2005	12/26/2006	RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

90586	Eastman Kodak Company	EP		06801383.8	8/9/2006		CONDENSATION POLYMER PHOTOCONDUCTIVE ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90586	Eastman Kodak Company	US	7541124	11/210,100	8/19/2005	6/2/2009	CONDENSATION POLYMER PHOTOCONDUCTIVE ELEMENTS

90596	Eastman Kodak Company	DE	102006028020	102006028020.2	6/14/2006	8/18/2011	PARAMETERS OF THE SUBSTRATE

90597	Eastman Kodak Company	DE	102006028175	102006028175.6	6/16/2006	5/31/2012	THINNING OF LINES

90598	Eastman Kodak Company	DE		102006031823.4	7/7/2006		INVENTER WITH TWINED BELT

90598	Eastman Kodak Company	US	8127673	12/305,655	4/10/2007	3/6/2012	DEVICE FOR TURNING OVER SHEET MATERIAL

90608	Eastman Kodak Company	US	7330646	11/184,397	7/19/2005	2/12/2008	CAMERA FILM PREWINDING USING D- SHAPED FILM PERFORATIONS

90614	Eastman Kodak Company	AU	2006249525	2006249525	5/15/2006	6/30/2011	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENT COMPRISING A TETRAARYLBORATE SALT

90614	Eastman Kodak Company	BR		PI 0610342-1	5/15/2006		ON-PRESS DEVELOPABLE IMAGEABLE ELEMENT COMPRISING A TETRAARYLBORATE SALT

90614	Eastman Kodak Company	EP		06759815.1	5/15/2006		ON-PRESS DEVELOPABLE IMAGEABLE ELEMENT COMPRISING A TETRAARYLBORATE SALT

90614	Eastman Kodak Company	US	7189494	11/138,026	5/26/2005	3/13/2007	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENT COMPRISING A TETRAARYLBORATE SALT

90616	Eastman Kodak Company	CN	ZL200780019759.2	200780019759.2	5/15/2007	11/14/2012	LASER ABLATION RESIST

90616	Eastman Kodak Company	DE		112007001312.5	5/15/2007		LASER ABLATION RESIST

90616	Eastman Kodak Company	TW		096119154	5/29/2007		LASER ABLATION RESIST

90616	Eastman Kodak Company	US	7867688	11/420,817	5/30/2006	1/11/2011	LASER ABLATION RESIST

90636	Eastman Kodak Company	EP		06760632.7	6/1/2006		THIN FILM TRANSISTORS COMPRISING ZINC-OXIDE-BASED SEMICONDUCTOR MATERIALS

90636	Eastman Kodak Company	JP		2008-516907	6/1/2006		THIN FILM TRANSISTORS COMPRISING ZINC-OXIDE-BASED SEMICONDUCTOR MATERIALS

90636	Eastman Kodak Company	US	7691666	11/155,436	6/16/2005	4/6/2010	METHODS OF MAKING THIN FILM TRANSISTORS COMPRISING ZINC- OXIDE-BASED SEMICONDUCTOR MATERIALS AND TRANSISTORS MADE THEREBY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90644	Eastman Kodak Company	CN	ZL200680026706.9	200680026706.9	7/3/2006	9/14/2011	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

90644	Eastman Kodak Company	DE	602006008960.0	06762358.7	7/3/2006	9/2/2009	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

90644	Eastman Kodak Company	FR	1910896	06762358.7	7/3/2006	9/2/2009	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

90644	Eastman Kodak Company	GB	1910896	06762358.7	7/3/2006	9/2/2009	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

90644	Eastman Kodak Company	JP	4806019	2008-521829	7/3/2006	8/19/2011	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

90644	Eastman Kodak Company	US	7955776	11/995,213	7/3/2006	6/7/2011	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

90645	Eastman Kodak Company	JP	5170953	2005-334144	11/18/2005	1/11/2013	NO PROCESS CTP PLATE HAVING NEUTRALIZED PHOSPHORIC ACID METHACRYLATE ESTER

90675	Eastman Kodak Company	US	6229972	09/542,960	4/3/2000	5/8/2001	DIGITAL DENSITOMETER WITH CALIBRATION AND STATISTICS

90677	Eastman Kodak Company	US	6331832	09/541,923	4/3/2000	12/18/2001	AUTO-RANGING DIGITAL DENSITOMETER WITH LOOKUP TABLE

90717	Eastman Kodak Company	EP		07795611.8	6/1/2007		CHILLED FINISH ROLLER SYSTEM AND METHOD

90717	Eastman Kodak Company	US	7867678	12/476,282	6/2/2009	1/11/2011	CHILLED FINISH ROLLER SYSTEM AND METHOD

90725	Eastman Kodak Company	DE	602006030890.6	06826923.2	10/27/2006	7/18/2012	COLOR ENHANCEMENT METHOD AND SYSTEM

90725	Eastman Kodak Company	EP	1941325	06826923.2	10/27/2006	7/18/2012	COLOR ENHANCEMENT METHOD AND SYSTEM

90725	Eastman Kodak Company	FR	1941325	06826923.2	10/27/2006	7/18/2012	COLOR ENHANCEMENT METHOD AND SYSTEM

90725	Eastman Kodak Company	GB	1941325	06826923.2	10/27/2006	7/18/2012	COLOR ENHANCEMENT METHOD AND SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90725	Eastman Kodak Company	US	7548343	11/262,142	10/28/2005	6/16/2009	COLOR ENHANCEMENT METHOD AND SYSTEM

90729	Eastman Kodak Company	US	7570894	11/474,301	6/23/2006	8/4/2009	SYSTEM FOR CONTROL OF FUSING MEMBER TEMPERATURE

90735	Eastman Kodak Company	US	7247418	11/293,554	12/1/2005	7/24/2007	IMAGEABLE MEMBERS WITH IMPROVED CHEMICAL RESISTANCE

90739	Eastman Kodak Company	US	7522179	11/479,853	7/3/2006	4/21/2009	UNIVERSAL DONOR CARTRIDGE

90741	Eastman Kodak Company	US	7408558	11/211,235	8/25/2005	8/5/2008	LASER-BASED DISPLAY HAVING EXPANDED IMAGE COLOR

90759	Eastman Kodak Company	JP	4690090	2005-99741	3/30/2005	2/25/2011	PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

90760	Eastman Kodak Company	CN	200680016397.7	200680016397.7	5/8/2006	6/9/2010	MODIFIED SILICA PARTICLES, PHOTOSENSITIVE COMPOSITION

90760	Eastman Kodak Company	EP		06746357.0	5/8/2006		MODIFIED SILICA PARTICLES, AND PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE EACH CONTAINING THE PARTICLES

90760	Eastman Kodak Company	JP	5090631	2005-140411	5/12/2005	9/21/2012	MODIFIED SILICA PARTICLES, AND PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE EACH CONTAINING THE PARTICLES

90760	Eastman Kodak Company	JP		2011-269768	12/9/2011		MODIFIED SILICA PARTICLES, AND PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE EACH CONTAINING THE PARTICLES

90760	Eastman Kodak Company	US	7951526	11/913,727	5/8/2006	5/31/2011	MODIFIED SILICA PARTICLES, AND PHOTOSENSITIVE COMPOSITION AND PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE EACH CONTAINING THE PARTICLES

90766	Eastman Kodak Company	US	7607227	11/350,158	2/8/2006	10/27/2009	A METHOD OF FORMING A PRINTHEAD

90766	Eastman Kodak Company	US	8302308	12/556,087	9/9/2009	11/6/2012	METHOD OF FORMING A PRINTHEAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90769	Eastman Kodak Company	JP	3784931	9-218541	8/13/1997	3/24/2006	DEVELOPING METHOD OF PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND DEVELOPER TO BE USED FOR THE METHOD

90770	Eastman Kodak Company	JP	3839552	1997-145138	6/3/1997	8/11/2006	PHOTOSENSITIVE PLANOGRAPHIC PRINTING PALTE DEVELOPED BY PRINTING AND PHOTOMECHANICAL PROCESS FOR THE SAME

90775	Eastman Kodak Company	DE	602006018324.0	06776607.1	8/4/2006	11/17/2010	METHOD AND DEVICE FOR TRANSPORTING A SHEET

90775	Eastman Kodak Company	DE		102005038321.1	8/11/2005		FEEDING WITH INTRACK CORRECTION

90775	Eastman Kodak Company	NL	1922274	06776607.1	8/4/2006	11/17/2010	METHOD AND DEVICE FOR TRANSPORTING A SHEET

90775	Eastman Kodak Company	US	7922168	12/063,479	8/4/2006	4/12/2011	METHOD AND DEVICE FOR TRANSPORTING A SHEET

90826	Eastman Kodak Company	US	7458677	11/425,265	6/20/2006	12/2/2008	REDUCTION OF TURBULENCE WITHIN PRINTING REGION OF INKJET PRINTER HEADS

90833	Eastman Kodak Company	EP		07750693.9	2/12/2007		COLOR GAMUT MAPPING WITH BLACK POINT COMPENSATION

90833	Eastman Kodak Company	US	7554705	11/354,482	2/15/2006	6/30/2009	COLOR GAMUT MAPPING WITH BLACK POINT COMPENSATION

90838	Eastman Kodak Company	JP	4184813	2003-8326	1/16/2003	9/12/2008

90843	Eastman Kodak Company	JP	4615673	2000-142956	5/16/2000	10/29/2010	POSITIVE TYPE PHOTOSENSITIVE COMPOSITION AND POSITIVE TYPE PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

90844	Eastman Kodak Company	JP	4417528	2000-149258	5/22/2000	12/4/2009

90859	Eastman Kodak Company	JP	3833840	1999-42717	2/22/1999	7/28/2006

90859	Eastman Kodak Company	JP	4377392	2006-144179	5/24/2006	9/18/2009

90862	Eastman Kodak Company	JP	3795695	1999-106714	4/14/1999	4/21/2006

90864	Eastman Kodak Company	JP	3881130	1999-121971	4/28/1999	11/17/2006

90881	Eastman Kodak Company	JP	4689804	2000-292464	9/26/2000	2/25/2011

90889	Eastman Kodak Company	JP	4503821	2000-376934	12/12/2000	4/30/2010

90891	Eastman Kodak Company	JP	4536914	2000-384632	12/19/2000	6/25/2010

90893	Eastman Kodak Company	JP	4574840	2000-390192	12/22/2000	8/27/2010

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90902	Eastman Kodak Company	JP	4624579	2001-73415	3/15/2001	11/12/2010	PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

90917	Eastman Kodak Company	US	7250959	11/176,147	7/7/2005	7/31/2007	PRINTER WITH MULTI-PASS MEDIA TRANSPORT

90928	Eastman Kodak Company	JP	3825185	1998-269502	9/24/1998	7/7/2006	PHOTOPOLYMERIZABLE COMPOSITION AND PHOTOPOLYMERIZABLE LITHOGRAPHIC PRINTING PLATE

90929	Eastman Kodak Company	JP	3825186	1998-272845	9/28/1998	7/7/2006	PHOTOPOLYMERIZABLE COMPOSITION AND PHOTOPOLYMERIZABLE LITHOGRAPHIC PRINTING PLATE

90932	Eastman Kodak Company	JP	3802259	1999-016729	1/26/1999	5/12/2006

90933	Eastman Kodak Company	JP	3836617	1999-023515	2/1/1999	8/4/2006

90935	Eastman Kodak Company	JP	3946938	2000-200400	7/3/2000	4/20/2007

90936	Eastman Kodak Company	JP	3902720	2000-207841	7/10/2000	1/12/2007

90937	Eastman Kodak Company	JP	3946941	2000-258362	8/29/2000	4/20/2007

90938	Eastman Kodak Company	JP	4226768	2000-292461	9/26/2000	12/5/2008

90944	Eastman Kodak Company	DE	602006018313.5	06774496.1	6/30/2006	11/17/2010	METHOD OF FORMING POLYMER PARTICLES

90944	Eastman Kodak Company	FR	1907106	06774496.1	6/30/2006	11/17/2010	METHOD OF FORMING POLYMER PARTICLES

90944	Eastman Kodak Company	GB	1907106	06774496.1	6/30/2006	11/17/2010	METHOD OF FORMING POLYMER PARTICLES

90944	Eastman Kodak Company	US	7273570	11/178,091	7/8/2005	9/25/2007	METHOD OF FORMING POLYMER PARTICLES

90945	Eastman Kodak Company	CN		200680025507.6	6/22/2006		LITHOGRAPHIC PRINTING ORIGINAL PLATE AND IMAGE FORMING METHOD EMPLOYING IT

90945	Eastman Kodak Company	DE	602006019867.1	06767548.8	6/22/2006	1/26/2011	LITHOGRAPHIC PRINTING ORIGINAL PLATE AND IMAGE FORMING METHOD EMPLOYING IT

90945	Eastman Kodak Company	FR	1903396	06767548.8	6/22/2006	1/26/2011	LITHOGRAPHIC PRINTING ORIGINAL PLATE AND IMAGE FORMING METHOD EMPLOYING IT

90945	Eastman Kodak Company	GB	1903396	06767548.8	6/22/2006	1/26/2011	LITHOGRAPHIC PRINTING ORIGINAL PLATE AND IMAGE FORMING METHOD EMPLOYING IT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90945	Eastman Kodak Company	JP	5059303	2005-202306	7/11/2005	8/10/2012	LITHOGRAPHIC PRINTING ORIGINAL PLATE AND IMAGE FORMING METHOD USING THE SAME

90945	Eastman Kodak Company	US	8119326	11/994,857	6/22/2006	2/21/2012	LITHOGRAPHIC-PRINTING PLATE PRECURSOR AND IMAGE FORMING METHOD USING SAME

90948	Eastman Kodak Company	US	7632562	11/197,240	8/4/2005	12/15/2009	UNIVERSAL PRINT MEDIA

90951	Eastman Kodak Company	US	7343120	11/314,675	12/21/2005	3/11/2008	ADDITION OF LIQUID CHARGE CONTROL AGENTS TO TONER IN TONER DEVELOPMENT STATIONS OF ELECTROGRAPHIC REPRODUCTION APPARATUS

90953	Eastman Kodak Company	US	7343121	11/314,676	12/21/2005	3/11/2008	ADDITION OF LIQUID CHARGE CONTROL AGENTS TO TONER IN TONER DEVELOPMENT STATIONS OF ELECTROGRAPHIC REPRODUCTION APPARATUS

90957	Eastman Kodak Company	CN	ZL200880003182.0	200880003182.0	3/19/2008	5/23/2012	DUAL FEED LIQUID DROP EJECTOR

90957	Eastman Kodak Company	EP		08705600.8	1/15/2008		DUAL FEED LIQUID DROP EJECTOR

90957	Eastman Kodak Company	JP		2009-547259	3/19/2008		DUAL FEED LIQUID DROP EJECTOR

90957	Eastman Kodak Company	TW		097102701	1/24/2008		DUAL FEED LIQUID DROP EJECTOR

90957	Eastman Kodak Company	US	7857422	11/626,965	1/25/2007	12/28/2010	DUAL FEED LIQUID DROP EJECTOR

90957	Eastman Kodak Company	US		12/917,899	11/2/2010		LIQUID DROP EJECTION USING DUAL FEED EJECTOR

90957	Eastman Kodak Company	US		13/300,723	11/21/2011		LIQUID DROP EJECTION USING DUAL FEED EJECTOR

90959	Eastman Kodak Company	DE	602005007887.8	05016409.4	7/28/2005	7/2/2008	IR-SENSITIVE POSITIVE WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR

90959	Eastman Kodak Company	GB	1747900	05016409.4	7/28/2005	7/2/2008	IR-SENSITIVE POSITIVE WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR

90970	Eastman Kodak Company	EP		07764641.2	6/13/2007		MATERIAL INTENDED FOR FORMING OR PRINTING IMAGES AND ITS MANUFACTURING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
90970	Eastman Kodak Company	FR	0605826	0605826	6/29/2006	9/19/2008	MATERIAL INTENDED FOR FORMING OR PRINTING IMAGES AND ITS MANUFACTURING METHOD MATERIAU DESTINE A LA FORMATION OU A L’EDITION D’IMAGES ET SON PROCEDE DE FABRICATION

90970	Eastman Kodak Company	JP	5179485	2009-516934	6/13/2007	1/18/2013	MATERIAL INTENDED FOR FORMING OR PRINTING IMAGES AND ITS MANUFACTURING METHOD

90970	Eastman Kodak Company	US	8062719	12/304,783	6/13/2007	11/22/2011	MATERIAL INTENDED FOR FORMING OR PRINTING IMAGES AND ITS MANUFACTURING METHOD

91004	Eastman Kodak Company	CN	ZL200680016806.3	200680016806.3	5/2/2006	3/9/2011	MAKING RELIEF IMAGE USING A REMOVABLE FILM

91004	Eastman Kodak Company	EP		06752110.4	5/2/2006		METHOD OF MAKING AN ARTICLE BEARING A RELIEF IMAGE USING A REMOVABLE FILM

91004	Eastman Kodak Company	JP	4971311	2008-512318	5/2/2006	4/13/2012	METHOD OF MAKING AN ARTICLE BEARING A RELIEF IMAGE USING A REMOVABLE FILM

91004	Eastman Kodak Company	US	7279254	11/130,065	5/16/2005	10/9/2007	METHOD OF MAKING AN ARTICLE BEARING A RELIEF IMAGE USING A REMOVABLE FILM

91021	Eastman Kodak Company	CN		200680040558.6	10/17/2006		MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91021	Eastman Kodak Company	DE	602006005703.2	06826050.4	10/17/2006	3/11/2009	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91021	Eastman Kodak Company	FR	1943104	06826050.4	10/17/2006	3/11/2009	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91021	Eastman Kodak Company	GB	1943104	06826050.4	10/17/2006	3/11/2009	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91021	Eastman Kodak Company	JP	4870775	2008-538903	10/17/2006	11/25/2011	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91021	Eastman Kodak Company	US	7144661	11/263,879	11/1/2005	12/5/2006	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91039	Eastman Kodak Company	DE	602009006869.5	09789002.4	7/24/2009	5/9/2012	CONTINUOUS INKJET PRINTING SYSTEM AND METHOD FOR PRODUCING SELECTIVE DEFLECTION OF DROPLETS FORMED DURING DIFFERENT PHASES OF A COMMON CHARGE ELECTRODE

91039	Eastman Kodak Company	FR	2331333	09789002.4	7/24/2009	5/9/2012	CONTINUOUS INKJET PRINTING SYSTEM AND METHOD FOR PRODUCING SELECTIVE DEFLECTION OF DROPLETS FORMED DURING DIFFERENT PHASES OF A COMMON CHARGE ELECTRODE

91039	Eastman Kodak Company	GB	2331333	09789002.4	7/24/2009	5/9/2012	CONTINUOUS INKJET PRINTING SYSTEM AND METHOD FOR PRODUCING SELECTIVE DEFLECTION OF DROPLETS FORMED DURING DIFFERENT PHASES OF A COMMON CHARGE ELECTRODE

91039	Eastman Kodak Company	NL	2331333	09789002.4	7/24/2009	5/9/2012	CONTINUOUS INKJET PRINTING SYSTEM AND METHOD FOR PRODUCING SELECTIVE DEFLECTION OF DROPLETS FORMED DURING DIFFERENT PHASES OF A COMMON CHARGE ELECTRODE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91039	Eastman Kodak Company	US	7938516	12/187,613	8/7/2008	5/10/2011	CONTINUOUS INKJET PRINTING SYSTEM AND METHOD FOR PRODUCING SELECTIVE DEFLECTION OF DROPLETS FORMED DURING DIFFERENT PHASES OF A COMMON CHARGE ELECTRODE

91058	Eastman Kodak Company	DE		102005040652.1	8/26/2005		PAPER STACKING SWITCH

91064	Eastman Kodak Company	CN	200680033449.1	200680033449.1	8/30/2006	10/6/2010	QUANTUM DOT LIGHT EMITTING LAYER

91064	Eastman Kodak Company	JP	5043848	2008-531143	8/30/2006	7/20/2012	QUANTUM DOT LIGHT EMITTING LAYER

91064	Eastman Kodak Company	TW	I375339	095133906	9/13/2006	10/21/2012	QUANTUM DOT LIGHT EMITTING LAYER

91064	Eastman Kodak Company	US	7615800	11/226,622	9/14/2005	11/10/2009	QUANTUM DOT LIGHT EMITTING LAYER

91072	Eastman Kodak Company	US	7501219	11/316,856	12/23/2005	3/10/2009	THERMAL RECEIVER

91074	Eastman Kodak Company	US		12/187,593	8/7/2008		CONTINUOUS INKJET PRINTING SYSTEM AND METHOD FOR PRODUCING SELECTIVE DEFLECTION OF DROPLETS FORMED FROM TWO DIFFERENT BREAK OFF LENGTHS

91084	Eastman Kodak Company	EP		07836342.1	7/30/2007		MANUFACTURING A LOW COST INTERMEDIATE TRANSFER MEMBER

91084	Eastman Kodak Company	US	7976658	11/503,595	8/14/2006	7/12/2011	METHOD OF MANUFACTURING A LOW COST INTERMEDIATE TRANSFER MEMBER

91085	Eastman Kodak Company	US	7641819	11/240,717	9/30/2005	1/5/2010	BIASABLE TRANSFER COMPOSITION AND MEMBER

91086	Eastman Kodak Company	DE	1929375	602006014012.6	9/22/2006	4/28/2010	BIASABLE TRANSFER COMPOSITION AND MEMBER

91086	Eastman Kodak Company	FR	1929375	06804097.1	9/22/2006	4/28/2010	BIASABLE TRANSFER COMPOSITION AND MEMBER

91086	Eastman Kodak Company	GB	1929375	06804097.1	9/22/2006	4/28/2010	BIASABLE TRANSFER COMPOSITION AND MEMBER

91086	Eastman Kodak Company	US	7540981	11/241,386	9/30/2005	6/2/2009	BIASABLE TRANSFER COMPOSITION AND MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91089	Eastman Kodak Company	DE	602006030445.5	06776634.5	8/4/2006	6/27/2012	METHOD AND DEVICE OF CONTROLLING SHEETS IN A DIGITAL PRINTING MACHINE

91089	Eastman Kodak Company	EP	1912885	06776634.5	8/4/2006	6/27/2012	METHOD AND DEVICE OF CONTROLLING SHEETS IN A DIGITAL PRINTING MACHINE

91089	Eastman Kodak Company	JP	4913812	2008-525449	8/4/2006	4/11/2012	METHOD OF CONTROLLING SHEETS IN A DIGITAL PRINTING MACHINE

91089	Eastman Kodak Company	NL	1912885	06776634.5	8/4/2006	6/27/2012	METHOD AND DEVICE OF CONTROLLING SHEETS IN A DIGITAL PRINTING MACHINE

91089	Eastman Kodak Company	US	7976009	12/063,269	8/4/2006	7/12/2011	METHOD AND DEVICE OF CONTROLLING SHEETS IN A DIGITAL PRINTING MACHINE

91091	Eastman Kodak Company	US	7534376	11/240,825	9/30/2005	5/19/2009	BIASABLE TRANSFER COMPOSITION AND MEMBER

91091	Eastman Kodak Company	US	7955527	12/407,821	3/20/2009	6/7/2011	BIASABLE TRANSFER COMPOSITION AND MEMBER

91093	Eastman Kodak Company	US	7666329	11/240,931	9/30/2005	2/23/2010	BIASABLE TRANSFER COMPOSITION AND MEMBER

91110	Eastman Kodak Company	DE	602009007116.5	09788971.1	7/22/2009	5/16/2012	INKJET PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	DE	602009008309.0	11154610.7	2/16/2011	7/11/2012	METHOD FOR EJECTING LIQUID DROPLETS

91110	Eastman Kodak Company	DE	602009011968.0	11154611.5	2/16/2011	12/12/2012	METHOD FOR EJECTING INK DROPLETS

91110	Eastman Kodak Company	EP	2303583	09788971.1	7/22/2009	5/16/2012	INKJET PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	EP	2325015	11154610.7	2/16/2011	7/11/2012	METHOD FOR EJECTING LIQUID DROPLETS

91110	Eastman Kodak Company	EP	2325016	11154611.5	2/16/2011	12/12/2012	METHOD FOR EJECTING INK DROPLETS

91110	Eastman Kodak Company	GB	2303583	09788971.1	7/22/2009	5/16/2012	INKJET PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	GB	2325015	11154610.7	2/16/2011	7/11/2012	METHOD FOR EJECTING LIQUID DROPLETS

91110	Eastman Kodak Company	GB	2325016	11154611.5	2/16/2011	12/12/2012	METHOD FOR EJECTING INK DROPLETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91110	Eastman Kodak Company	JP		2011-520036	7/22/2009		INKJET PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	NL	2303583	09788971.1	7/22/2009	5/16/2012	INKJET PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	NL	2325015	11154610.7	2/16/2011	7/11/2012	METHOD FOR EJECTING LIQUID DROPLETS

91110	Eastman Kodak Company	NL	2325016	11154611.5	2/16/2011	12/12/2012	METHOD FOR EJECTING INK DROPLETS

91110	Eastman Kodak Company	US		12/179,788	7/25/2008		INKJET PRINTHEAD AND METHOD OF PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	US		13/763,629	2/9/2013		INKJET PRINTHEAD AND METHOD OF PRINTING WITH MULTIPLE DROP VOLUMES

91110	Eastman Kodak Company	US		13/763,630	2/9/2013		INKJET PRINTHEAD AND METHOD OF PRINTING WITH MULTIPLE DROP VOLUMES

91123	Eastman Kodak Company	US	8206502	12/334,878	12/15/2008	6/26/2012	TITANYL PHTHALOCYANINE WITH IMPROVED MILLING PROPERTIES

91165	Eastman Kodak Company	DE	602006017853.0	06762966.7	8/3/2006	10/27/2010	DEVICE FOR DEPOSITING SHEETS FOR A PRINTING MACHINE

91165	Eastman Kodak Company	JP	4724227	2008-525438	8/3/2006	4/15/2011	DEVICE FOR DEPOSITING SHEETS FOR A PRINTING MACHINE

91165	Eastman Kodak Company	NL	1922275	06762966.7	8/3/2006	10/27/2010	DEVICE FOR DEPOSITING SHEETS FOR A PRINTING MACHINE

91165	Eastman Kodak Company	US		12/063,246	8/3/2006		DEVICE FOR DEPOSITING FOR A PRINTING MACHINE WITH A BLOWER SYSTEM

91165	Eastman Kodak Company	US		13/616,479	9/14/2012		DEVICE FOR DEPOSITING SHEETS FOR A PRINTING MACHINE

91167	Eastman Kodak Company	EP		06720355.4	2/1/2006		COLOR CORRECTION TECHNIQUES FOR CORRECTING COLOR PROFILES

91167	Eastman Kodak Company	JP	4633806	2007-556177	2/1/2006	11/26/2010	COLOR CORRECTION TECHNIQUES FOR CORRECTING COLOR PROFILES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91167	Eastman Kodak Company	US	7710432	11/311,581	12/14/2005	5/4/2010	COLOR CORRECTION TECHNIQUES FOR CORRECTING COLOR PROFILES OR A DEVICE-INDEPENDENT COLOR SPACE

91223	Eastman Kodak Company	AU	762482	63115/00	7/28/2000	6/26/2003	POSITIVE ACTING PHOTORESIST COMPOSITIONS AND IMAGEABLE ELEMENT

91223	Eastman Kodak Company	GB	1208014	00949860.1	7/28/2000	4/14/2004	POSITIVE ACTING PHOTORESIST COMPOSITIONS AND IMAGEABLE ELEMENT

91223	Eastman Kodak Company	IN	207173	680/CAL/2000	12/14/2000	5/23/2007	POSITIVE ACTING PHOTORESIST COMPOSITIONS AND IMAGEABLE ELEMENT

91223	Eastman Kodak Company	JP	4541619	2001-514633	7/28/2000	7/2/2010	POSITIVE ACTING PHOTORESIST COMPOSITIONS AND IMAGEABLE ELEMENT

91223	Eastman Kodak Company	US	6255033	09/365,279	7/30/1999	7/3/2001	POSITIVE ACTING PHOTORESIST COMPOSITIONS AND IMAGEABLE ELEMENT

91223	Eastman Kodak Company	US	6541181	09/625,582	7/26/2000	4/1/2003	POSITIVE ACTING PHOTORESIST COMPOSITION AND IMAGEABLE ELEMENT

91244	Eastman Kodak Company	US	7461927	11/682,343	3/6/2007	12/9/2008	DROP DEFLECTION SELECTABLE VIA JET STEERING

91267	Eastman Kodak Company	US	7455378	11/385,051	3/16/2006	11/25/2008	PRINTER CONTROL SYSTEM AND METHOD FOR CHANGING PRINT MASK HEIGHT

91267	Eastman Kodak Company	US	7828403	12/236,586	9/24/2008	11/9/2010	PRINTER CONTROL SYSTEM AND METHOD FOR CHANGING PRINT MASK HEIGHT

91284	Eastman Kodak Company	CN	200680039959.X	200680039959.X	10/16/2006	10/20/2010	MULTILAYER IMAGEABLE ELEMENT CONTAINING EPOXY RESIN AND METHOD FOR FORMING IMAGE

91284	Eastman Kodak Company	EP		06816962.2	10/16/2006		MULTILAYER IMAGEABLE ELEMENT CONTAINING EPOXY RESIN

91284	Eastman Kodak Company	JP	4898821	2008-537759	10/16/2006	1/6/2012	MULTILAYER IMAGEABLE ELEMENT CONTAINING EPOXY RESIN

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91284	Eastman Kodak Company	US	7160653	11/257,864	10/25/2005	1/9/2007	MULTILAYER IMAGEABLE ELEMENT CONTAINING EPOXY RESIN

91285	Eastman Kodak Company	US	7226722	11/333,703	1/17/2006	6/5/2007	IMAGING MEMBERS WITH IR- SENSITIVE POLYMER IMAGEABLE LAYER

91286	Eastman Kodak Company	US	7411722	11/508,403	8/23/2006	8/12/2008	DISPLAY SYSTEM INCORPORATING BILINEAR ELECTROMECHANICAL GRATING DEVICE

91407	Eastman Kodak Company	JP	5069284	2009-501594	3/22/2007	8/24/2012	INCREASING CONDUCTIVE POLYMER LIFE BY REVERSING VOLTAGE

91407	Eastman Kodak Company	US		11/386,997	3/22/2006		INCREASING CONDUCTIVE POLYMER LIFE BY REVERSING VOLTAGE

91435	Eastman Kodak Company	US	7178900	10/118,611	4/8/2002	2/20/2007	PRINTER FLUID MANAGEMENT SYSTEM

91437	Eastman Kodak Company	US	7032988	10/118,610	4/8/2002	4/25/2006	CERTIFIED PROOFING

91438	Eastman Kodak Company	US	6793310	10/118,608	4/8/2002	9/21/2004	CERTIFIED PROOFING

91448	Eastman Kodak Company	US	6908165	10/271,704	10/15/2002	6/21/2005	PRINTING FLUID DELIVERY SYSTEM

91451	Eastman Kodak Company	US	6511163	09/041,211	3/12/1998	1/28/2003	PRINTING SYSTEM

91451	Eastman Kodak Company	US	6626527	09/689,370	10/12/2000	9/30/2003	PRINTING SYSTEM

91452	Eastman Kodak Company	DE	60135619.5	01308068.4	9/24/2001	9/3/2008	PRINT PROOFING WITH COLOR AND SCREEN MATCHING

91452	Eastman Kodak Company	FR	1207684	01308068.4	9/24/2001	9/3/2008	PRINT PROOFING WITH COLOR AND SCREEN MATCHING

91452	Eastman Kodak Company	GB	1207684	01308068.4	9/24/2001	9/3/2008	PRINT PROOFING WITH COLOR AND SCREEN MATCHING

91452	Eastman Kodak Company	US	7375857	09/667,900	9/22/2000	5/20/2008	PRINT PROOFING WITH COLOR AND SCREEN MATCHING

91453	Eastman Kodak Company	US	6786565	09/962,808	9/24/2001	9/7/2004	INKJET PROOFING WITH MATCHED COLOR AND SCREEN RESOLUTION

91453	Eastman Kodak Company	US	6916078	10/935,760	9/7/2004	7/12/2005	INKJET PROOFING WITH MATCHED COLOR AND SCREEN RESOLUTION

91493	Eastman Kodak Company	US	6116160	09/042,032	3/13/1998	9/12/2000	PRINTER DRUM

91495	Eastman Kodak Company	DE	69933723.2	99301935.5	3/12/1999	10/25/2006	INK PEN ASSEMBLY

91495	Eastman Kodak Company	US	6270204	09/042,031	3/13/1998	8/7/2001	INK PEN ASSEMBLY

91499	Eastman Kodak Company	US	5583551	08/434,903	5/1/1995	12/10/1996	DEFLECTION ELECTRODE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91503	Eastman Kodak Company	US	5625397	08/344,114	11/23/1994	4/29/1997	DOT ON DOT INK JET PRINTING USING INKS OF DIFFERING DENSITIES

91504	Eastman Kodak Company	US	7694217	11/421,210	5/31/2006	4/6/2010	SYSTEMS AND METHODS FOR COMPARING DOCUMENTS CONTAINING GRAPHIC ELEMENTS

91507	Eastman Kodak Company	US	7607766	11/568,229	5/4/2005	10/27/2009	METHOD AND PRINT HEAD FOR FLOW CONDITIONING A FLUID

91511	Eastman Kodak Company	DE	69320144.4	93308791.8	11/3/1993	8/5/1998	APPARATUS AND METHOD FOR PRODUCING COLOR HALFTONE IMAGES

91513	Eastman Kodak Company	US	5682191	08/185,508	1/24/1994	10/28/1997	INK JET PRINTING APPARATUS HAVING MODULAR COMPONENTS

91519	Eastman Kodak Company	DE	69938114.2	99301934.8	3/12/1999	2/13/2008	CONTINUOUS JET PRINTER MIXING SYSTEM

91519	Eastman Kodak Company	FR	0941857	99301934.8	3/12/1999	2/13/2008	CONTINUOUS JET PRINTER MIXING SYSTEM

91519	Eastman Kodak Company	GB	0941857	99301934.8	3/12/1999	2/13/2008	CONTINUOUS JET PRINTER MIXING SYSTEM

91519	Eastman Kodak Company	US	6099113	09/042,034	3/13/1998	8/8/2000	CONTINUOUS JET PRINTER MIXING SYSTEM

91523	Eastman Kodak Company	US	6299160	09/262,950	3/4/1999	10/9/2001	IMPOSITION PROOFING

91525	Eastman Kodak Company	US	7380911	10/842,200	5/10/2004	6/3/2008	JET PRINTER WITH ENHANCED PRINT DROP DELIVERY

91525	Eastman Kodak Company	US	7753499	12/103,849	4/16/2008	7/13/2010	JET PRINTER WITH ENHANCED PRINT DROP DELIVERY

91551	Eastman Kodak Company	TW		095147462	12/18/2006		METHOD OF MAKING A POLARIZER PLATE

91551	Eastman Kodak Company	US	7732007	11/305,928	12/19/2005	6/8/2010	METHOD OF MAKING A POLARIZER PLATE

91555	Eastman Kodak Company	EP		07717064.5	1/25/2007		MERGING A MASK AND A PRINTING PLATE

91555	Eastman Kodak Company	JP	4920048	2008-556330	1/25/2007	2/10/2012	MERGING A MASK AND A PRINTING PLATE

91556	Eastman Kodak Company	US	7802933	11/318,281	12/23/2005	9/28/2010	THERMAL PRINTER CARTRIDGE WITH ENERGY ABSORBING FEATURES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91563	Eastman Kodak Company	CN	200680034765.0	200680034765.0	9/21/2006	9/8/2010	AN ADAPTIVE INPUT-CELL CIRCUITRY

91563	Eastman Kodak Company	DE	602006020767.0	06803952.8	9/21/2006	3/16/2011	AN ADAPTIVE INPUT-CELL CIRCUITRY

91563	Eastman Kodak Company	FR	1958035	06803952.8	9/21/2006	3/16/2011	AN ADAPTIVE INPUT-CELL CIRCUITRY

91563	Eastman Kodak Company	GB	1958035	06803952.8	9/21/2006	3/16/2011	AN ADAPTIVE INPUT-CELL CIRCUITRY

91563	Eastman Kodak Company	JP	4972647	2008-532364	9/21/2006	4/13/2012	AN ADAPTIVE INPUT-CELL CIRCUITRY

91563	Eastman Kodak Company	US	7756812	11/472,142	6/21/2006	7/13/2010	AN ADAPTIVE INPUT-CELL CIRCUITRY USEFUL IN CONFIGURABLE ELECTRONIC CONTROLLERS

91567	Eastman Kodak Company	JP	4541996	2005-249272	8/30/2005	7/2/2010	POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE, METHOD FOR PRODUCING THE SAME AND POSITIVE IMAGE FORMING METHOD

91570	Eastman Kodak Company	US	7776500	11/453,407	6/15/2006	8/17/2010	MONOMERIC GLASS MIXTURES INCORPORATING TETRACARBONYLBISIMIDE GROUP

91577	Eastman Kodak Company	US	7997709	11/425,309	6/20/2006	8/16/2011	DROP ON DEMAND PRINT HEAD WITH FLUID STAGNATION POINT AT NOZZLE OPENING

91582	Eastman Kodak Company	US	7279255	11/349,376	2/7/2006	10/9/2007	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

91589	Eastman Kodak Company	EP		07748824.5	1/3/2007		PRINT JOB COST ESTIMATE METHOD AND SYSTEM

91589	Eastman Kodak Company	US	7701595	11/321,246	12/29/2005	4/20/2010	PRINT JOB COST ESTIMATE METHOD AND SYSTEM

91589	Eastman Kodak Company	US	7948644	12/715,622	3/2/2010	5/24/2011	PRINT JOB COST ESTIMATE METHOD AND SYSTEM

91592	Eastman Kodak Company	US	7850283	12/429,205	4/24/2009	12/14/2010	PRINTHEAD WITH LIQUID FLOW THROUGH DEVICE

91594	Eastman Kodak Company	US	7331658	11/424,970	6/19/2006	2/19/2008	ANTI-WICKING CATCHER ASSEMBLY AND PRINTING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91600	Eastman Kodak Company	US	7959278	11/446,467	6/2/2006	6/14/2011	METHOD AND APPARATUS FOR INK JET PRINTING ON PATTERNED SUBSTRATE

91603	Eastman Kodak Company	US	7330201	11/236,946	9/28/2005	2/12/2008	THERMAL PRINTER AND METHOD FOR OPERATING SAME

91604	Eastman Kodak Company	TW		095146313	12/11/2006		GUARDED COVER SHEET FOR LCD POLARIZERS

91604	Eastman Kodak Company	US	7662456	11/299,546	12/12/2005	2/16/2010	GUARDED COVER SHEET FOR LCD POLARIZERS AND METHOD OF MAKING THE SAME

91605	Eastman Kodak Company	US	7655289	11/299,606	12/12/2005	2/2/2010	OPTICAL FILM COMPOSITE HAVING SPATIALLY CONTROLLED ADHESIVE STRENGTH

91664	Eastman Kodak Company	US	8101326	11/437,796	5/19/2006	1/24/2012	SECURE DOCUMENT PRINTING METHOD AND SYSTEM

91664	Eastman Kodak Company	US		13/373,488	11/16/2011		SECURE DOCUMENT PRINTING METHOD AND SYSTEM

91676	Eastman Kodak Company	CN		200980151026.3	12/16/2009		BUTTABLE PRINTHEAD MODULE AND PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	DE	2436521	11194779.2	12/21/2011	4/3/2013	METHOD OF FORMING A BUTTABLE PRINTHEAD MODULE IN A PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	EP		09795839.1	12/16/2009		BUTTABLE PRINTHEAD MODULE AND PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	EP	2436521	11194779.2	12/21/2011	4/3/2013	METHOD OF FORMING A BUTTABLE PRINTHEAD MODULE IN A PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	GB	2436521	11194779.2	12/21/2011	4/3/2013	METHOD OF FORMING A BUTTABLE PRINTHEAD MODULE IN A PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	JP		2011-542132	12/16/2009		BUTTABLE PRINTHEAD MODULE AND PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	NL	2436521	11194779.2	12/21/2011	4/3/2013	METHOD OF FORMING A BUTTABLE PRINTHEAD MODULE IN A PAGEWIDE PRINTHEAD

91676	Eastman Kodak Company	US	8118405	12/337,665	12/18/2008	2/21/2012	BUTTABLE PRINTHEAD MODULE AND PAGEWIDE PRINTHEAD

91691	Eastman Kodak Company	DE		102007008153.9	2/19/2007		MINI PLATFORM ROUNDABOUT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91712	Eastman Kodak Company	US	7324264	11/360,902	2/23/2006	1/29/2008	ELECTRO-OPTICAL MODULATING DISPLAYS AND METHOD OF MAKING THE SAME

91725	Eastman Kodak Company	DE	602008009998.9	08754164.5	5/1/2008	9/21/2011	FLUID FLOW DEVICE FOR A PRINTING SYSTEM

91725	Eastman Kodak Company	US	7735980	11/746,104	5/9/2007	6/15/2010	FLUID FLOW DEVICE FOR A PRINTING SYSTEM

91727	Eastman Kodak Company	CN	200780002943.6	200780002943.6	1/9/2007	10/27/2010	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91727	Eastman Kodak Company	DE	602007013525.7	07709656.8	1/9/2007	3/30/2011	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91727	Eastman Kodak Company	GB	1976698	07709656.8	1/9/2007	3/30/2011	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91727	Eastman Kodak Company	US	7338745	11/337,776	1/23/2006	3/4/2008	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

91728	Eastman Kodak Company	US	6689421	09/804,417	3/12/2001	2/10/2004	METHOD OF PREPARING A MICROPOROUS FILM, AND IMAGING METHOD

91732	Eastman Kodak Company	EP		07777228.3	5/23/2007		CONCENTRATING A LIQUID INK JET INK TO TRANSFER TO A RECEIVER MEMBER

91732	Eastman Kodak Company	US	7823996	11/445,713	6/2/2006	11/2/2010	CONCENTRATING A LIQUID INK JET INK TO TRANSFER TO A RECEIVER MEMBER

91733	Eastman Kodak Company	US	7466954	11/321,286	12/28/2005	12/16/2008	IMAGE RECEIVER SHEET SURFACE CHARACTERISTICS FOR OPTIMUM SHEET HANDLING

91741	Eastman Kodak Company	JP		2008-547569	12/21/2006		PRINTER WITH VARIABLE LEAD ADVANCE

91741	Eastman Kodak Company	US	7907290	11/317,922	12/23/2005	3/15/2011	PRINTER WITH VARIABLE LEAD ADVANCE

91747	Eastman Kodak Company	US	7726892	11/512,859	8/30/2006	6/1/2010	DONOR CARTRIDGE FOR THERMAL PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91751	Eastman Kodak Company	US	7868906	11/747,821	5/11/2007	1/11/2011	THERMAL PRINTER WITH REDUCED DONOR ADHESION

91751	Eastman Kodak Company	US	8120631	12/951,121	11/22/2010	2/21/2012	THERMAL PRINTER WITH REDUCED DONOR ADHESION

91778	Eastman Kodak Company	US	8066364	12/234,747	9/22/2008	11/29/2011	INKJET INKS HAVING ANTI-ABRASION POLYMERS AND ANTI-ABRASION AIDS

91787	Eastman Kodak Company	US	8221947	12/337,712	12/18/2008	7/17/2012	TONER SURFACE TREATMENT

91791	Eastman Kodak Company	US		11/359,067	2/22/2006		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

91796	Eastman Kodak Company	DE		102008035755.3	7/31/2008		DYNAMIC ADJUSTMENT OF THE MW-POWER

91796	Eastman Kodak Company	US		13/055,730	6/29/2009		METHOD FOR DRYING A PRINTING SUBSTRATE AND/OR A PRINTING MEDIUM LOCATED THEREON AND A PRINTING MACHINE

91798	Eastman Kodak Company	DE	102009019198.4	102009019198.4	4/28/2009	1/19/2012	MW-FUSER FOR CUT

91801	Eastman Kodak Company	EP		06831410.3	12/19/2006		DISPERSANT FOR REDUCING VISCOSITY OF SOLIDS

91801	Eastman Kodak Company	JP		2008-546587	12/19/2006		DISPERSANT FOR REDUCING VISCOSITY OF SOLIDS

91801	Eastman Kodak Company	US	8202926	12/097,770	12/19/2006	6/19/2012	Coating Composition Containing a Dispersant

91808	Eastman Kodak Company	US	7570269	11/422,161	6/5/2006	8/4/2009	FONT MANAGEMENT SYSTEM

91816	Eastman Kodak Company	US	7596333	11/338,308	1/24/2006	9/29/2009	OPTIMIZING A PRINTING PROCESS FOR SUBSEQUENT FINISHING PROCEDURE

91832	Eastman Kodak Company	US	7419766	11/353,217	2/13/2006	9/2/2008	FLEXOGRAPHIC PRINTING PLATE PRECURSOR AND IMAGING METHOD

91833	Eastman Kodak Company	EP		06848018.5	12/20/2006		MAGENTA DYE MIXTURE

91833	Eastman Kodak Company	JP		2008-547602	12/20/2006		MAGENTA DYE MIXTURE

91833	Eastman Kodak Company	US	7160664	11/315,416	12/22/2005	1/9/2007	MAGENTA DYE MIXTURE

91843	Eastman Kodak Company	US	8311463	12/542,750	8/18/2009	11/13/2012	METHOD AND SYSTEM TO REDUCE HIGH-FREQUENCY BANDING FOR ELECTROPHOTOGRAPHIC DEVELOPMENT STATIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91843	Eastman Kodak Company	US		13/613,450	9/13/2012		METHOD AND SYSTEM TO REDUCE HIGH-FREQUENCY BANDING FOR ELECTROPHOTOGRAPHIC DEVELOPMENT STATIONS

91846	Eastman Kodak Company	US	7838106	11/959,948	12/19/2007	11/23/2010	FOAMED IMAGE RECEIVER

91847	Eastman Kodak Company	DE	602007025145.1	07795116.8	5/21/2007	8/29/2012	PRODUCING AN INK JET IMAGE HAVING HIGH DENSITY AND GRAY SCALE

91847	Eastman Kodak Company	EP	2024180	07795116.8	5/21/2007	8/29/2012	PRODUCING AN INK JET IMAGE HAVING HIGH DENSITY AND GRAY SCALE

91847	Eastman Kodak Company	FR	2024180	07795116.8	5/21/2007	8/29/2012	PRODUCING AN INK JET IMAGE HAVING HIGH DENSITY AND GRAY SCALE

91847	Eastman Kodak Company	GB	2024180	07795116.8	5/21/2007	8/29/2012	PRODUCING AN INK JET IMAGE HAVING HIGH DENSITY AND GRAY SCALE

91847	Eastman Kodak Company	JP	5014422	2009-513172	5/21/2007	6/15/2012	PRODUCING AN INK JET IMAGE

91847	Eastman Kodak Company	US	7695128	11/445,681	6/2/2006	4/13/2010	PRODUCING AN INK JET IMAGE HAVING HIGH DENSITY AND GRAY SCALE

91850	Eastman Kodak Company	EP		07795117.6	5/21/2007		INK JET PRINTING USING A COMBINATION OF NON-MARKING AND MARKING INKS

91850	Eastman Kodak Company	JP	5063687	2009-513173	5/21/2007	8/17/2012	INK JET PRINTING USING A COMBINATION OF NON-MARKING AND MARKING INKS

91850	Eastman Kodak Company	US	7789504	11/445,714	6/2/2006	9/7/2010	INK JET PRINTING USING A COMBINATION OF NON-MARKING AND MARKING INKS

91852	Eastman Kodak Company	DE	1957387	602006024047.3	9/20/2006	8/24/2011	TURNING DEVICE FOR TURNING OVER SHEETS IN A PRINTING MACHINE

91852	Eastman Kodak Company	NL	1957387	06792183.3	9/20/2006	8/24/2011	TURNING DEVICE FOR TURNING OVER SHEETS IN A PRINTING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91853	Eastman Kodak Company	CN	ZL200780014819.1	200780014819.1	4/12/2007	5/4/2011	BAKEABLE LITHOGRAPHIC PRINTING PLATES WITH A HIGH RESISTANCE TO CHEMICALS

91853	Eastman Kodak Company	EP		06008510.7	4/25/2006		BAKEABLE RADIATION-SENSITIVE ELEMENTS WITH A HIGH RESISTANCE TO CHEMICALS

91853	Eastman Kodak Company	JP	5059849	2009-506945	4/12/2007	8/10/2012	BAKEABLE LITHOGRAPHIC PRINTING PLATES WITH A HIGH RESISTANCE TO CHEMICALS

91853	Eastman Kodak Company	US	8137891	12/297,058	4/12/2007	3/20/2012	BAKEABLE LITHOGRAPHIC PRINTING PLATES WITH A HIGH RESISTANCE TO CHEMICALS

91855	Eastman Kodak Company	US	8119331	12/159,287	1/2/2007	2/21/2012	PHOTOPOLYMER COMPOSITION USABLE FOR LITHOGRAPHIC PLATES

91856	Eastman Kodak Company	CN	ZL200780002909.9	200780002909.9	1/9/2007	6/22/2011	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN

91856	Eastman Kodak Company	DE	602007013703. 9	07716446.5	1/9/2007	4/6/2011	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN

91856	Eastman Kodak Company	FR	1984180	07716446.5	1/9/2007	4/6/2011	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN

91856	Eastman Kodak Company	GB	1984180	07716446.5	1/9/2007	4/6/2011	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN

91856	Eastman Kodak Company	JP	4938798	2008-551287	1/9/2007	3/2/2012	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN

91856	Eastman Kodak Company	US	7163770	11/337,778	1/23/2006	1/16/2007	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN
91856	Eastman Kodak Company	US	7241556	11/551,753	10/23/2006	7/10/2007	MULTILAYER IMAGEABLE ELEMENT CONTAINING SULFONAMIDO RESIN

91857	Eastman Kodak Company	EP		07749979.6	2/6/2007		RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

91857	Eastman Kodak Company	JP	5155885	2008-555264	2/6/2007	12/14/2012	RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

91857	Eastman Kodak Company	US	7175949	11/356,518	2/17/2006	2/13/2007	RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91861	Eastman Kodak Company	DE	602007001191.4	07717140.3	1/30/2007	5/27/2009	OIL-IN-OIL EMULSIONS

91861	Eastman Kodak Company	GB	1984450	07717140.3	1/30/2007	5/27/2009	OIL-IN-OIL EMULSIONS

91861	Eastman Kodak Company	NL	1984450	07717140.3	1/30/2007	5/27/2009	OIL-IN-OIL EMULSIONS

91861	Eastman Kodak Company	US	8329761	11/352,586	2/13/2006	12/11/2012	OIL-IN-OIL EMULSIONS

91862	Eastman Kodak Company	DE	602007021150.6	07717139.5	1/30/2007	3/7/2012	OIL-IN-OIL DISPERSIONS STABILIZED BY SOLID PARTICLES AND METHODS OF MAKING THE SAME

91862	Eastman Kodak Company	GB	1984449	07717139.5	1/30/2007	3/7/2012	OIL-IN-OIL DISPERSIONS STABILIZED BY SOLID PARTICLES AND METHODS OF MAKING THE SAME

91862	Eastman Kodak Company	NL	1984449	07717139.5	1/30/2007	3/7/2012	OIL-IN-OIL DISPERSIONS STABILIZED BY SOLID PARTICLES AND METHODS OF MAKING THE SAME

91862	Eastman Kodak Company	US	8323392	11/353,210	2/13/2006	12/4/2012	OIL-IN-OIL DISPERSIONS STABILIZED BY SOLID PARTICLES AND METHODS OF MAKING THE SAME

91864	Eastman Kodak Company	US	8192909	11/313,612	12/21/2005	6/5/2012	CHEMICALLY PREPARED POROUS TONER

91865	Eastman Kodak Company	DE	602007020252.3	07753045.9	3/14/2007	1/25/2012	APPARATUS FOR ATOMIC LAYER DEPOSITION

91865	Eastman Kodak Company	GB	1999296	07753045.9	3/14/2007	1/25/2012	APPARATUS FOR ATOMIC LAYER DEPOSITION

91865	Eastman Kodak Company	KR		2008-7023861	3/14/2007		APPARATUS FOR ATOMIC LAYER DEPOSITION

91865	Eastman Kodak Company	NL	1999296	07753045.9	3/14/2007	1/25/2012	APPARATUS FOR ATOMIC LAYER DEPOSITION

91865	Eastman Kodak Company	TW		096110843	3/28/2007		APPARATUS FOR ATOMIC LAYER DEPOSITION

91865	Eastman Kodak Company	US	7456429	11/392,006	3/29/2006	11/25/2008	APPARATUS FOR ATOMIC LAYER DEPOSITION

91866	Eastman Kodak Company	EP		07753067.3	3/14/2007		PROCESS FOR ATOMIC LAYER DEPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91866	Eastman Kodak Company	JP	5149272	2009-502830	3/14/2007	12/7/2012	PROCESS FOR ATOMIC LAYER DEPOSITION

91866	Eastman Kodak Company	KR		2008-7023813	3/14/2007		PROCESS FOR ATOMIC LAYER DEPOSITION

91866	Eastman Kodak Company	TW		096110842	3/28/2007		PROCESS FOR ATOMIC LAYER DEPOSITION

91866	Eastman Kodak Company	US	7413982	11/392,007	3/29/2006	8/19/2008	PROCESS FOR ATOMIC LAYER DEPOSITION

91871	Eastman Kodak Company	US	7715043	11/362,346	2/24/2006	5/11/2010	MULTI-LEVEL PRINTING MASKING METHOD

91879	Eastman Kodak Company	CN		200980138133.2	7/24/2009		DEVICE AND METHOD
							FOR THE ALIGNMENT OF SHEETS

91879	Eastman Kodak Company	DE		102008048659.0	9/24/2008		CROSS-TRACK ADJUSTABLE SEGMENT ROLLERS

91879	Eastman Kodak Company	EP		09781053.5	7/24/2009		DEVICE AND METHOD FOR THE ALIGNMENT OF SHEETS

91879	Eastman Kodak Company	JP		2011-527266	7/24/2009		DEVICE AND METHOD FOR THE
							ALIGNMENT OF SHEETS

91879	Eastman Kodak Company	KR		10-2011-7009400	7/24/2009		DEVICE AND METHOD FOR THE ALIGNMENT OF SHEETS

91879	Eastman Kodak Company	US	8382105	13/120,512	7/24/2009	2/26/2013	DEVICE AND METHOD FOR THE ALIGNMENT OF SHEETS

91880	Eastman Kodak Company	DE		102008063215.5	12/29/2008		MICROWAVE WEB DRYER I

91881	Eastman Kodak Company	DE		102006010401.3	3/3/2006		MW-DRYER WITH RIDGED
							APPLICATOR

91881	Eastman Kodak Company	US	7673979	11/681,328	3/2/2007	3/9/2010	INK-JET PRINTING DEVICE INCLUDING A MICROWAVE HEATING DEVICE

91882	Eastman Kodak Company	EP		07711940.2	3/14/2007		METHOD FOR PROVIDING PRINTS WITH FLUORESCENT EFFECTS AND THE PRINT ITEM

91882	Eastman Kodak Company	US		12/293,568	3/14/2007		METHOD FOR PROVIDING PRINTS WITH FLUORESCENT EFFECTS AND THE PRINT ITEM

91883	Eastman Kodak Company	DE		102005055890.9	11/22/2005		PAPER GUIDING FOR HIGH VOLUME TRY

91883	Eastman Kodak Company	EP	1954616	06762221.7	6/27/2006	8/8/2012	DEVICE AND TRAY FOR DEPOSITING SHEETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91883	Eastman Kodak Company	GB	1954616	06762221.7	6/27/2006	8/8/2012	DEVICE AND TRAY FOR DEPOSITING SHEETS

91883	Eastman Kodak Company	JP	4920695	2008-540466	6/27/2006	2/10/2012	DEVICE AND TRAY FOR DEPOSITING SHEETS

91883	Eastman Kodak Company	NL	1954616	06762221.7	6/27/2006	8/8/2012	DEVICE AND TRAY FOR DEPOSITING SHEETS

91883	Eastman Kodak Company	US	7850167	12/094,289	6/27/2006	12/14/2010	DEVICE AND TRAY FOR DEPOSITING
							SHEETS

91897	Eastman Kodak Company	CN	ZL200780011637.9	200780011637.9	3/22/2007	1/23/2013	MULTILEVEL HALFTONE SCREEN AND SETS THEREOF

91897	Eastman Kodak Company	EP		07753710.8	3/22/2007		MULTILEVEL HALFTONE SCREEN AND SETS THEREOF

91897	Eastman Kodak Company	JP	5058247	2009-502867	3/22/2007	8/10/2012	MULTILEVEL HALFTONE SCREEN AND SETS THEREOF

91897	Eastman Kodak Company	US	7830569	11/394,770	3/31/2006	11/9/2010	MULTILEVEL HALFTONE SCREEN AND SETS THEREOF

91900	Eastman Kodak Company	US	7273689	11/058,973	2/16/2005	9/25/2007	METHOD TO REMOVE UNWANTED, UNEXPOSED, POSITIVE-WORKING, IR RADIATION SENSITIVE LAYER

91927	Eastman Kodak Company	DE		102006056571.1	11/30/2006		MULTIPURPOSE PRINTING

91927	Eastman Kodak Company	US	7509077	11/564,871	11/30/2006	3/24/2009	METHOD AND PRINTING MACHINE USED FOR PRINTING WITH THE USE OF TONER

91928	Eastman Kodak Company	US	7924395	11/622,809	1/12/2007	4/12/2011	METHOD AND SYSTEM FOR DELIVERING DIGITAL CINEMA CONTENT CONCURRENTLY TO BOTH A RETAIL EXHIBITOR AND REMOTE THEATER

91934	Eastman Kodak Company	US	7747951	11/364,713	2/28/2006	6/29/2010	SYSTEM AND METHOD FOR PROCESSING VERSION CONTENT

91940	Eastman Kodak Company	US	7824019	11/744,987	5/7/2007	11/2/2010	CONTINUOUS PRINTING APPARATUS HAVING IMPROVED DEFLECTOR MECHANISM

91953	Eastman Kodak Company	EP		07753342.0	3/16/2007		DYNAMIC COMPENSATION SYSTEM FOR MASKLESS LITHOGRAPHY

91953	Eastman Kodak Company	JP		2009-502841	3/16/2007		DYNAMIC COMPENSATION SYSTEM FOR MASKLESS LITHOGRAPHY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
91953	Eastman Kodak Company	KR		2008-7025965	3/16/2007		DYNAMIC COMPENSATION SYSTEM FOR MASKLESS LITHOGRAPHY

91953	Eastman Kodak Company	US	7368207	11/396,167	3/31/2006	5/6/2008	DYNAMIC COMPENSATION SYSTEM FOR MASKLESS LITHOGRAPHY

91961	Eastman Kodak Company	US	8033625	11/951,357	12/6/2007	10/11/2011	APPARATUS AND METHOD OF FILLING INK TANK

91991	Eastman Kodak Company	US	7223506	11/393,156	3/30/2006	5/29/2007	IMAGEABLE MEMBERS WITH IMPROVED CHEMICAL RESISTANCE

91992	Eastman Kodak Company	CN	ISSUING	200780007475.1	2/15/2007	1/31/2013	HEAT TREATMENT OF MULTILAYER
							IMAGEABLE ELEMENTS

91992	Eastman Kodak Company	JP	5113087	2008-557285	2/15/2007	10/19/2012	HEAT TREATMENT OF MULTILAYER
							IMAGEABLE ELEMENTS

91992	Eastman Kodak Company	US	7175967	11/366,076	3/2/2006	2/13/2007	HEAT TREATMENT OF MULTILAYER
							IMAGEABLE ELEMENTS

92006	Eastman Kodak Company	CN	ZL200780047504.7	200780047504.7	12/5/2007	7/6/2011	DATA AND SECURING MECHANISM FOR PRINTING RESERVOIR

92006	Eastman Kodak Company	EP		07862528.2	10/5/2007		DATA AND SECURING MECHANISM
							FOR PRINTING RESERVOIR

92006	Eastman Kodak Company	JP		2009-542784	12/5/2007		DATA AND SECURING MECHANISM
							FOR PRINTING RESERVOIR

92006	Eastman Kodak Company	US	7976138	11/614,107	12/21/2006	7/12/2011	DATA-PROVIDING-COMPONENT SECURING MECHANISM FOR PRINTING APPARATUS RESERVOIR

92007	Eastman Kodak Company	CN	ZL200780047714.6	200780047714.6	12/5/2007	4/6/2011	A METHOD AND SYSTEM FOR FAXILITATING CALIBRATION OF TURN-ON ENERGY OF A FLUID-EJECTING MARKING DEVICE

92007	Eastman Kodak Company	US	7510259	11/613,435	12/20/2006	3/31/2009	CALIBRATING TURN-ON ENERGY OF A MARKING DEVICE

92009	Eastman Kodak Company	EP		07839930.0	11/2/2007		ESTIMATING COLOR OF COLORANT ON SUBSTRATE

92009	Eastman Kodak Company	JP		2009-537148	11/2/2007		ESTIMATING COLOR OF COLORANT ON SUBSTRATE

92009	Eastman Kodak Company	US	7738142	11/560,142	11/15/2006	6/15/2010	ESTIMATING COLOR OF A COLORANT DEPOSITED ON A SUBSTRATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92013	Eastman Kodak Company	EP		07774890.3	4/5/2007		PRODUCTION OF SILVER SULFATE
							GRAINS USING ORGANO-SULFATE
							OR ORGANO-SULFONATE ADDITIVES

92013	Eastman Kodak Company	US	7261867	11/399,754	4/7/2006	8/28/2007	PRODUCTION OF SILVER SULFATE
							GRAINS USING ORGANO-SULFATE
							OR ORGANO-SULFONATE ADDITIVES

92014	Eastman Kodak Company	US	8062615	12/101,249	4/11/2008	11/22/2011	PRODUCTION OF SILVER SULFATE
							GRAINS USING CARBOXYLIC ACID ADDITIVES

92018	Eastman Kodak Company	EP		08724864.7	1/28/2008		POLYMER COMPOSITE

92018	Eastman Kodak Company	US	7579396	11/669,830	1/31/2007	8/25/2009	POLYMER COMPOSITE

92028	Eastman Kodak Company	CN	ZL200780024524.2	200780024524.2	6/13/2007	11/28/2012	FLUID-EJECTING DEVICE WITH SIMPLIFIED CONNECTIVITY

92028	Eastman Kodak Company	EP		07809500.7	6/13/2007		FLUID-EJECTING DEVICE WITH
							SIMPLIFIED CONNECTIVITY

92028	Eastman Kodak Company	US	7810910	11/427,374	6/29/2006	10/12/2010	FLUID-EJECTING DEVICE WITH
							SIMPLIFIED CONNECTIVITY

92041	Eastman Kodak Company	US	7582149	12/015,110	1/16/2008	9/1/2009	MONOAZO COLORANTS FROM
							PYRAZOLOBENZODIAZINEDIOXIDES

92044	Eastman Kodak Company	CN		200980129868.9	7/21/2009		EMPLOYING SECONDARY BACK
							EXPOSURE OF FLEXOGRAPHIC PLATE

92044	Eastman Kodak Company	DE	602009013062.5	09788958.8	7/21/2009	1/23/2013	EMPLOYING SECONDARY BACK EXPOSURE OF FLEXOGRAPHIC PLATE

92044	Eastman Kodak Company	EP	2313270	09788958.8	7/21/2009	1/23/2013	EMPLOYING SECONDARY BACK
							EXPOSURE OF FLEXOGRAPHIC PLATE

92044	Eastman Kodak Company	GB	2313270	09788958.8	7/21/2009	1/23/2013	EMPLOYING SECONDARY BACK
							EXPOSURE OF FLEXOGRAPHIC PLATE

92044	Eastman Kodak Company	JP		2011-521100	7/21/2009		EMPLOYING SECONDARY BACK
							EXPOSURE OF FLEXOGRAPHIC PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92044	Eastman Kodak Company	US	8034540	12/183,173	7/31/2008	10/11/2011	SYSTEM AND METHOD OF
							EMPLOYING SECONDARY BACK
							EXPOSURE OF FLEXOGRAPHIC
							PLATE

92044	Eastman Kodak Company	US		13/223,340	9/1/2011		SYSTEM AND METHOD OF
							EMPLOYING SECONDARY BACK
							EXPOSURE OF FLEXOGRAPHIC
							PLATE

92064	Eastman Kodak Company	US	7732509	11/509,138	8/24/2006	6/8/2010	POLYMERIC COLORANT-BASED INK
							COMPOSITIONS

92069	Eastman Kodak Company	US	7548711	11/394,728	3/31/2006	6/16/2009	WEB CLEANING APPARATUS FOR
							ELECTROPHOTOGRAPHIC PRINTER

92072	Eastman Kodak Company	CN	200780013848.6	200780013848.6	4/10/2007	9/8/2010	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL
							RESISTANCE (original) A POSITIVE-
							WORKING IMAGEABLE ELEMENT, A
							METHOD OF FORMING IMAGE WITH
							THE SAME AND THE IMAGED
							ELEMENTS OBTAINED THEREFROM

92072	Eastman Kodak Company	DE	602007007748.6	07755159.6	4/10/2007	7/14/2010	MULTILAYER IMAGEABLE ELEMENT WITH IMPROVED CHEMICAL RESISTANCE

92072	Eastman Kodak Company	FR	2007579	07755159.6	4/10/2007	7/14/2010	MULTILAYER IMAGEABLE ELEMENT
							WITH IMPROVED CHEMICAL
							RESISTANCE

92072	Eastman Kodak Company	GB	2007579	07755159.6	4/10/2007	7/14/2010	MULTILAYER IMAGEABLE ELEMENT
							WITH IMPROVED CHEMICAL
							RESISTANCE

92072	Eastman Kodak Company	JP		2009-506511	4/10/2007		MULTILAYER IMAGEABLE ELEMENT
							WITH IMPROVED CHEMICAL
							RESISTANCE

92072	Eastman Kodak Company	NL	2007579	07755159.6	4/10/2007	7/14/2010	MULTILAYER IMAGEABLE ELEMENT
							WITH IMPROVED CHEMICAL
							RESISTANCE

92072	Eastman Kodak Company	US	7169518	11/405,185	4/17/2006	1/30/2007	MULTILAYER IMAGEABLE ELEMENT
							WITH IMPROVED CHEMICAL
							RESISTANCE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92078	Eastman Kodak Company	EP		07839931.8	11/2/2007		ESTIMATING COLOR OF COLORANTS
							MIXED ON A SUBSTRATE

92078	Eastman Kodak Company	US	7773256	11/560,156	11/15/2006	8/10/2010	ESTIMATING COLOR OF COLORANTS
							MIXED ON A SUBSTRATE

92081	Eastman Kodak Company	US		12/568,694	9/29/2009		A PRINTHEAD AND METHOD OF
							FORMING SAME

92083	Eastman Kodak Company	EP		07835793.6	6/8/2007		DIGITAL MASK-FORMING FILM AND
							METHOD OF USE

92083	Eastman Kodak Company	US	7226709	11/455,990	6/20/2006	6/5/2007	DIGITAL MASK-FORMING FILM AND
							METHOD OF USE

92087	Eastman Kodak Company	EP		07810156.5	7/2/2007		PRINTER HAVING DIFFERENTIAL
							FILTERING SMEAR CORRECTION

92087	Eastman Kodak Company	US	7847979	11/482,272	7/7/2006	12/7/2010	PRINTER HAVING DIFFERENTIAL
							FILTERING SMEAR CORRECTION

92108	Eastman Kodak Company	US	7608140	12/031,766	2/15/2008	10/27/2009	INKJET INKS CONTAINING AZO
							PYRAZOLOBENZOPYRIMIDINEONE
							CLASS OF COLORANTS

92137	Eastman Kodak Company	US	5787807	08/812,100	3/5/1997	8/4/1998	SHEET-FED ROTARY PRINTING
							PRESS WITH DIGITAL IMAGING

92139	Eastman Kodak Company	DE	19508254	19508254.0	3/8/1995	7/29/2010	METHOD FOR TRANSPORTING
							HANDLING SHEETS

92139	Eastman Kodak Company	US	5775683	08/904,378	8/1/1997	7/7/1998	METHOD FOR TRANSPORTING
							HANDLING SHEETS

92145	Eastman Kodak Company	US	5964153	09/169,061	10/9/1998	10/12/1999	SHEET-TURNING DEVICE FOR SHEET-
							FED PRINTING PRESSES

92156	Eastman Kodak Company	US	7464803	11/491,884	7/24/2006	12/16/2008	ORIENTATING APPARATUS

92165	Eastman Kodak Company	DE	602007022464.0	07802336.3	9/17/2007	5/2/2012	METHOD AND DEVICE FOR THE ALIGNMENT OF SHEET-SHAPED SUBSTRATES

92165	Eastman Kodak Company	DE		102007040131.2	8/24/2007		ONE AXIS ASP

92165	Eastman Kodak Company	GB	2064140	07802336.3	9/17/2007	5/2/2012	METHOD AND DEVICE FOR THE
							ALIGNMENT OF SHEET-SHAPED
							SUBSTRATES

92165	Eastman Kodak Company	JP	5191490	2009-528631	9/17/2007	2/8/2013	METHOD AND DEVICE FOR THE
							ALIGNMENT OF SHEET-SHAPED
							SUBSTRATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92165	Eastman Kodak Company	NL	2064140	07802336.3	9/17/2007	5/2/2012	METHOD AND DEVICE FOR THE ALIGNMENT OF SHEET-SHAPED SUBSTRATES

92165	Eastman Kodak Company	US	8215855	12/441,728	9/17/2007	7/10/2012	METHOD AND DEVICE FOR THE ALIGNMENT OF SHEET-SHAPED SUBSTRATES

92198	Eastman Kodak Company	EP		07750517.0	2/13/2007		GLOSSY INKJET RECORDING ELEMENT ON ABSORBENT PAPER

92198	Eastman Kodak Company	US	7829160	11/364,748	2/28/2006	11/9/2010	GLOSSY INKJET RECORDING ELEMENT ON ABSORBENT PAPER

92207	Eastman Kodak Company	US	7931834	11/674,291	2/13/2007	4/26/2011	PROCESS FOR THE FORMATION AND COLLECTION OF PARTICLES USING CRYOGENIC MATERIAL

92210	Eastman Kodak Company	US	7223529	11/429,614	5/5/2006	5/29/2007	SILVER HALIDE LIGHT-SENSITIVE ELEMENT

92227	Eastman Kodak Company	CN	ISSUING	200880005659.9	2/13/2008	12/12/2012	RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS WITH BASIC DEVELOPMENT ENHANCERS

92227	Eastman Kodak Company	EP		08725504.8	2/13/2008		RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS WITH BASIC DEVELOPMENT ENHANCERS

92227	Eastman Kodak Company	US	7544462	11/677,599	2/22/2007	6/9/2009	RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS WITH BASIC DEVELOPMENT ENHANCERS

92228	Eastman Kodak Company	CN	ISSUING	200880022552.5	6/13/2008	12/25/2012	RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS WITH SOLVENT RESISTANT POLY(VINYL ACETAL)S

92228	Eastman Kodak Company	EP		08768429.6	6/13/2008		RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS WITH SOLVENT RESISTANT POLY(VINYL ACETAL)S

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92228	Eastman Kodak Company	JP		2010-514758	6/13/2008		RADIATION-SENSITIVE
							COMPOSITIONS AND ELEMENTS WITH SOLVENT RESISTANT POLY(VINYL ACETAL)S

92228	Eastman Kodak Company	JP		2012-229079	10/16/2012		RADIATION-SENSITIVE
							COMPOSITIONS AND ELEMENTS WITH SOLVENT RESISTANT POLY(VINYL ACETAL)S

92228	Eastman Kodak Company	US	7723012	11/769,766	6/28/2007	5/25/2010	RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS WITH SOLVENT RESISTANT POLY(VINYL ACETAL)S

92228	Eastman Kodak Company	US	7955779	12/545,297	8/21/2009	6/7/2011	RADIATION-SENSITIVE
							COMPOSITIONS AND ELEMENTS
							WITH SOLVENT RESISTANT
							POLY(VINYL ACETAL)S

92230	Eastman Kodak Company	US		12/975,780	12/22/2010		THERMALLY CONDUCTIVE FUSER COATING

92232	Eastman Kodak Company	US	7550244	11/453,177	6/14/2006	6/23/2009	REACTIVE POLYMER PARTICLES AND METHOD OF PREPARATION

92237	Eastman Kodak Company	EP		07796136.5	6/14/2007		IMAGE CONTROL SYSTEM AND METHOD

92237	Eastman Kodak Company	JP	4981900	2009-515502	6/14/2007	4/27/2012	IMAGE CONTROL SYSTEM AND METHOD

92237	Eastman Kodak Company	US	7777915	11/453,353	6/15/2006	8/17/2010	IMAGE CONTROL SYSTEM AND METHOD

92244	Eastman Kodak Company	DE	602008007812.4	08767642.5	5/7/2008	6/22/2011	PRINTER DEFLECTOR MECHANISM INCLUDING LIQUID FLOW

92244	Eastman Kodak Company	GB	2144759	08767642.5	5/7/2008	6/22/2011	PRINTER DEFLECTOR MECHANISM INCLUDING LIQUID FLOW

92244	Eastman Kodak Company	NL	2144759	08767642.5	5/7/2008	6/22/2011	PRINTER DEFLECTOR MECHANISM INCLUDING LIQUID FLOW

92244	Eastman Kodak Company	US	7520598	11/746,094	5/9/2007	4/21/2009	PRINTER DEFLECTOR MECHANISM INCLUDING LIQUID FLOW

92252	Eastman Kodak Company	CN		200780023145.1	6/4/2007		DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING PLATES

92252	Eastman Kodak Company	DE	602007024601. 6	07777391.9	6/4/2007	8/8/2012	DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92252	Eastman Kodak Company	EP	2029361	07777391.9	6/4/2007	8/8/2012	DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING PLATES

92252	Eastman Kodak Company	FR	2029361	07777391.9	6/4/2007	8/8/2012	DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING PLATES

92252	Eastman Kodak Company	GB	2029361	07777391.9	6/4/2007	8/8/2012	DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING PLATES

92255	Eastman Kodak Company	US	7413293	11/417,458	5/4/2006	8/19/2008	DEFLECTED DROP LIQUID PATTERN DEPOSITION APPARATUS AND METHODS

92273	Eastman Kodak Company	EP		07809538.7	6/14/2007		PRINT QUALITY MAINTENANCE METHOD AND SYSTEM

92273	Eastman Kodak Company	US	7539427	11/453,218	6/14/2006	5/26/2009	PRINT QUALITY MAINTENANCE METHOD AND SYSTEM

92274	Eastman Kodak Company	DE	602008020872.9	08870527.2	12/22/2008	12/12/2012	SELECTOR FOR ENGAGEMENT OF PRINTER FUNCTIONS

92274	Eastman Kodak Company	EP	2231412	08870527.2	12/22/2008	12/12/2012	SELECTOR FOR ENGAGEMENT OF PRINTER FUNCTIONS

92274	Eastman Kodak Company	GB	2231412	08870527.2	12/22/2008	12/12/2012	SELECTOR FOR ENGAGEMENT OF
							PRINTER FUNCTIONS

92274	Eastman Kodak Company	JP		2010-541432	12/22/2008		SELECTOR FOR ENGAGEMENT OF PRINTER FUNCTIONS

92274	Eastman Kodak Company	NL	2231412	08870527.2	12/22/2008	12/12/2012	SELECTOR FOR ENGAGEMENT OF PRINTER FUNCTIONS

92274	Eastman Kodak Company	US	8104885	11/969,277	1/4/2008	1/31/2012	SELECTOR FOR ENGAGEMENT OF
							PRINTER FUNCTIONS

92276	Eastman Kodak Company	EP		07839125.7	10/2/2007		CONTINUOUS DROP EMITTER WITH
							REDUCED STIMULATION CROSSTALK

92276	Eastman Kodak Company	US	7777395	11/548,709	10/12/2006	8/17/2010	CONTINUOUS DROP EMITTER WITH
							REDUCED STIMULATION CROSSTALK

92277	Eastman Kodak Company	CN	ZL200880015279.3	200880015279.3	4/25/2008	1/18/2012	PRINTER HAVING IMPROVED GAS FLOW DROP DEFLECTION

92277	Eastman Kodak Company	DE	602008014116.0	602008014116.0	4/25/2008	3/14/2012	PRINTER HAVING IMPROVED GAS FLOW DROP DEFLECTION

92277	Eastman Kodak Company	FR	2142372	08743320.7	4/25/2008	3/14/2012	PRINTER HAVING IMPROVED GAS
							FLOW DROP DEFLECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92277	Eastman Kodak Company	GB	2142372	08743320.7	4/25/2008	3/14/2012	PRINTER HAVING IMPROVED GAS FLOW DROP DEFLECTION

92277	Eastman Kodak Company	JP		2010-507394	4/25/2008		PRINTER HAVING IMPROVED GAS FLOW DROP DEFLECTION

92277	Eastman Kodak Company	JP		2013-050258	3/13/2013		PRINTER HAVING IMPROVED GAS FLOW DROP DEFLECTION

92277	Eastman Kodak Company	US	7682002	11/744,998	5/7/2007	3/23/2010	PRINTER HAVING IMPROVED GAS FLOW DROP DEFLECTION

92302	Eastman Kodak Company	US	8351829	12/281,050	8/30/2006	1/8/2013	METHOD OF PREVENTING A REGISTRATION ERROR WHILE PRINTING

92303	Eastman Kodak Company	DE		102006010249.5	3/2/2006		CROSS TRACK SHIFTING IN THE PERFECTOR PATH

92303	Eastman Kodak Company	US	8313099	12/281,002	9/21/2006	11/20/2012	METHOD AND DEVICE FOR THE ALIGNMENT OF A SHEET

92315-1	Eastman Kodak Company	US	7458687	11/739,761	4/25/2007	12/2/2008	HIGH EFFICIENCY DIGITAL CINEMA PROJECTION SYSTEM WITH INCREASED ETENDUE

92336	Eastman Kodak Company	EP		07777089.9	5/16/2007		COLOR MASKING FOR FORMING TRANSPARENT STRUCTURES

92342	Eastman Kodak Company	US	7641332	11/398,295	4/3/2006	1/5/2010	POST IMAGING PUNCHING APPARATUS AND METHOD

92342	Eastman Kodak Company	US	8240844	12/621,584	11/19/2009	8/14/2012	POST-IMAGING PUNCHING APPARATUS AND METHOD

92347	Eastman Kodak Company	US	7312012	11/610,582	12/14/2006	12/25/2007	UREA STABILIZERS FOR THERMAL DYE TRANSFER MATERIALS

92358	Eastman Kodak Company	JP		2009-504262	4/2/2007		IMAGING AND PUNCHING THERMAL CONTROL SYSTEM

92374	Eastman Kodak Company	CN	ISSUING	200780011815.8	3/22/2007	2/27/2013	METHOD OF MAKING A MULTILEVEL HALFTONE SCREEN

92374	Eastman Kodak Company	EP		07753753.8	3/22/2007		METHOD OF MAKING A MULTILEVEL HALFTONE SCREEN

92374	Eastman Kodak Company	JP	5070279	2009-502872	3/22/2007	8/24/2012	METHOD OF MAKING A MULTILEVEL HALFTONE SCREEN

92374	Eastman Kodak Company	US	7626730	11/394,490	3/31/2006	12/1/2009	METHOD OF MAKING A MULTILEVEL HALFTONE SCREEN

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92377	Eastman Kodak Company	CN		200780022075.8	6/5/2007		METHOD FOR PROCESSING OF PHOTOPOLYMER PRINTING PLATES WITH OVERCOAT

92377	Eastman Kodak Company	DE	602006017047.5	06012306.4	6/14/2006	9/22/2010	SINGLE STEP PROCESSING OF PHOTOPOLYMER PLATES

92377	Eastman Kodak Company	FR	1868036	06012306.4	6/14/2006	9/22/2010	SINGLE STEP PROCESSING OF PHOTOPOLYMER PLATES

92377	Eastman Kodak Company	GB	1868036	06012306.4	6/14/2006	9/22/2010	SINGLE STEP PROCESSING OF PHOTOPOLYMER PLATES

92377	Eastman Kodak Company	JP	5113162	2009-514672	6/5/2007	10/19/2012	METHOD FOR PROCESSING OF PHOTOPOLYMER PRINTING PLATES WITH OVERCOAT

92377	Eastman Kodak Company	US	8105755	12/300,206	6/5/2007	1/31/2012	METHOD FOR PROCESSING OF PHOTOPOLYMER PLATES WITH OVERCOAT

92379	Eastman Kodak Company	AU	2007268133	2007268133	5/14/2007	8/30/2012	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	BR		PI 0712408-2	5/14/2007		NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	CN	ZL200780019287.0	200780019287.0	5/14/2007	7/4/2012	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND
							IMAGEABLE MATERIALS

92379	Eastman Kodak Company	DE	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	EP	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	ES	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	FR	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92379	Eastman Kodak Company	GB	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	IN		8604/DELNP/2008	5/14/2007		NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	IT	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	JP	5129242	2009-512038	5/14/2007	11/9/2012	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	NL	2021873	07794843.8	5/14/2007	3/27/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	RU	2436799	2008151777	5/14/2007	12/20/2011	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92379	Eastman Kodak Company	US	7524614	11/441,601	5/26/2006	4/28/2009	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92380	Eastman Kodak Company	EP		07809499.2	6/13/2007		NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE ELEMENTS

92387	Eastman Kodak Company	CN	ZL200780047137.0	200780047137.0	12/18/2007	11/7/2012	INSERT MOLDED PRINTHEAD SUBSTRATE

92387	Eastman Kodak Company	EP		07863076.1	12/18/2007		INSERT MOLDED PRINTHEAD SUBSTRATE

92387	Eastman Kodak Company	JP		2009-542884	12/18/2007		INSERT MOLDED PRINTHEAD SUBSTRATE

92387	Eastman Kodak Company	US	8246141	11/614,143	12/21/2006	8/21/2012	INSERT MOLDED PRINTHEAD SUBSTRATE

92402	Eastman Kodak Company	FR	0608591	0608591	10/2/2006	1/16/2009	PRODUCTION OF VISUAL CODES FOR PAIRING ELECTRONIC EQUIPMENT PRODUCTION DE CODES VISUELS POUR L’APPARIEMENT D’EQUIPEMENTS ELECTRONIQUES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92402	Eastman Kodak Company	US	7912426	11/863,302	9/28/2007	3/22/2011	PRODUCTION OF VISUAL CODES
							FOR PAIRING ELECTRONIC
							EQUIPMENT

92416	Eastman Kodak Company	US	7423754	11/622,015	1/11/2007	9/9/2008	WEB PLANARITY GAUGE AND
							METHOD

92420	Eastman Kodak Company	EP		07874498.4	12/13/2007		DOPED NANOPARTICLE
							SEMICONDUCTOR CHARGE
							TRANSPORT LAYER

92420	Eastman Kodak Company	TW		097103096	1/28/2008		DOPED NANOPARTICLE
							SEMICONDUCTOR CHARGE
							TRANSPORT LAYER

92420	Eastman Kodak Company	US	7494903	11/668,041	1/29/2007	2/24/2009	DOPED NANOPARTICLE
							SEMICONDUCTOR CHARGE
							TRANSPORT LAYER

92422	Eastman Kodak Company	DE	602008007706.3	08869759.4	12/22/2008	6/15/2011	FULL FUNCTION MAINTENANCE STATION

92422	Eastman Kodak Company	GB	2231411	08869759.4	12/22/2008	6/15/2011	FULL FUNCTION MAINTENANCE
							STATION

92422	Eastman Kodak Company	NL	2231411	08869759.4	12/22/2008	6/15/2011	FULL FUNCTION MAINTENANCE
							STATION

92422	Eastman Kodak Company	US	7988255	11/969,265	1/4/2008	8/2/2011	FULL FUNCTION MAINTENANCE
							STATION

92426	Eastman Kodak Company	US	7282927	11/472,230	6/21/2006	10/16/2007	THE USE OF A CONFIGURABLE ELECTRONIC CONTROLLER FOR CAPACITANCE MEASUREMENTS AND CABLE BREAK DETECTION

92430	Eastman Kodak Company	US	7985031	11/969,288	1/4/2008	7/26/2011	GUIDE RAIL FOR CARRIAGE PRINTER

92437	Eastman Kodak Company	US	7521173	11/683,446	3/8/2007	4/21/2009	EXTRUDABLE ANTISTATIC
							TIELAYERS

92446	Eastman Kodak Company	EP		07795927.8	6/8/2007		DISPERSANTS FOR WAXES

92446	Eastman Kodak Company	JP		2009-516507	6/8/2007		DISPERSANTS FOR WAXES

92446	Eastman Kodak Company	US	7696270	11/472,764	6/22/2006	4/13/2010	DISPERSANTS FOR WAXES

92447	Eastman Kodak Company	EP		07795932.8	6/8/2007		FUSER MEMBER

92447	Eastman Kodak Company	US	7531237	11/472,918	6/22/2006	5/12/2009	FUSER MEMBER

92448	Eastman Kodak Company	US	7494706	11/472,771	6/22/2006	2/24/2009	FUSER MEMBER

92449	Eastman Kodak Company	DE	602007017831.2	07795940.1	6/8/2007	10/12/2011	FUSER MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92449	Eastman Kodak Company	FR	2030090	07795940.1	6/8/2007	10/12/2011	FUSER MEMBER

92449	Eastman Kodak Company	GB	2030090	07795940.1	6/8/2007	10/12/2011	FUSER MEMBER

92449	Eastman Kodak Company	US	7534492	11/472,888	6/22/2006	5/19/2009	FUSER MEMBER

92450	Eastman Kodak Company	CN	ZL200780047344.6	200780047344.6	12/5/2007	8/17/2011	DATA STORAGE DEVICE MOUNTING ARRANGEMENT FOR PRINTER

92450	Eastman Kodak Company	EP		07862525.8	12/5/2007		DATA STORAGE DEVICE MOUNTING ARRANGEMENT FOR PRINTER

92450	Eastman Kodak Company	TW		096149079	12/20/2007		DATA STORAGE DEVICE MOUNTING ARRANGEMENT FOR PRINTER

92450	Eastman Kodak Company	US	7731335	11/614,160	12/21/2006	6/8/2010	DATA STORAGE DEVICE MOUNTING ARRANGEMENT FOR PRINTING DEVICE

92452	Eastman Kodak Company	US	7682542	11/472,919	6/22/2006	3/23/2010	METHOD OF MAKING FUSER MEMBER

92453	Eastman Kodak Company	EP		07796875.8	7/16/2007		FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES FORMED THEREON

92453	Eastman Kodak Company	US	7678701	11/461,080	7/31/2006	3/16/2010	FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES FORMED THEREON

92453	Eastman Kodak Company	US	7964507	12/697,522	2/1/2010	6/21/2011	FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES FORMED THEREON

92455	Eastman Kodak Company	JP		2009-531384	9/18/2007		FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES AND TRACES

92455	Eastman Kodak Company	TW		096136915	10/2/2007		FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES AND TRACES

92455	Eastman Kodak Company	US	7977170	11/538,173	10/3/2006	7/12/2011	FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES AND TRACES

92455	Eastman Kodak Company	US		13/106,197	5/12/2011		FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES AND TRACES

92455	Eastman Kodak Company	US	8288214	13/106,203	5/12/2011	10/16/2012	FLEXIBLE SUBSTRATE WITH ELECTRONIC DEVICES AND TRACES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92459	Eastman Kodak Company	EP		07836341.3	7/30/2007		ELECTRICALLY BIASABLE ELECTROGRAPHIC MEMBER

92462	Eastman Kodak Company	US	7892160	11/503,778	8/14/2006	2/22/2011	DOUBLE SLEEVED ELECTROGRAPHIC MEMBER

92494	Eastman Kodak Company	US	7175969	11/488,588	7/18/2006	2/13/2007	METHOD OF PREPARING NEGATIVE-WORKING IMAGEABLE ELEMENTS

92498	Eastman Kodak Company	CN	ZL200780028508.0	200780028508.0	7/23/2007	1/2/2013	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92498	Eastman Kodak Company	DE	2047333	602007005655.1	7/23/2007	3/31/2010	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92498	Eastman Kodak Company	FR	2047333	07810685.3	7/23/2007	3/31/2010	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92498	Eastman Kodak Company	GB	2047333	07810685.3	7/23/2007	3/31/2010	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92498	Eastman Kodak Company	JP		2009-521788	7/23/2007		NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92498	Eastman Kodak Company	US	7332253	11/494,235	7/27/2006	2/19/2008	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92498	Eastman Kodak Company	US		11/923,697	10/25/2007		NEGATIVE-WORKING IMAGEABLE MATERIALS

92503	Eastman Kodak Company	US	7577383	11/680,166	2/28/2007	8/18/2009	APPARATUS AND METHOD FOR TRANSPORTING POWDER TO AN IMAGE DEVICE OF AN ELECTROSTATOGRAPHIC PRINTER

92508	Eastman Kodak Company	US	7837285	11/687,119	3/16/2007	11/23/2010	INKJET PRINTING USING PROTECTIVE INK

92515	Eastman Kodak Company	DE	602007020017.2	07795130.9	5/18/2007	1/11/2012	NANOPARTICLE PATTERNING PROCESS

92515	Eastman Kodak Company	GB	2024790	07795130.9	5/18/2007	1/11/2012	NANOPARTICLE PATTERNING PROCESS

92515	Eastman Kodak Company	JP		2009-513174	5/18/2007		NANOPARTICLE PATTERNING PROCESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92515	Eastman Kodak Company	NL	2024790	07795130.9	5/18/2007	1/11/2012	NANOPARTICLE PATTERNING
							PROCESS

92515	Eastman Kodak Company	TW		096119652	6/1/2007		NOVEL NANOPARTICLE PATTERNING PROCESS

92515	Eastman Kodak Company	US	7745101	11/421,894	6/2/2006	6/29/2010	NOVEL NANOPARTICLE PATTERNING PROCESS

92544	Eastman Kodak Company	US	D579348	29/259,957	5/17/2006	10/28/2008	THREE-CHAMBERED CONTAINER

92666	Eastman Kodak Company	US	7651206	11/612,694	12/19/2006	1/26/2010	OUTPUT IMAGE PROCESSING FOR
							SMALL DROP PRINTING

92679	Eastman Kodak Company	DE	602007028294.2	07866262.4	12/22/2007	1/23/2013	PROCESS AND DEVICE FOR INK QUALITY CONTROL

92679	Eastman Kodak Company	EP	2102013	07866262.4	12/22/2007	1/23/2013	PROCESS AND DEVICE FOR INK
							QUALITY CONTROL

92679	Eastman Kodak Company	FR	0700142	0700142	1/10/2007	7/22/2011	PROCESS AND DEVICE FOR INK
							QUALITY CONTROL PROCEDE ET
							DISPOSITIF DE CONTROLE DE
							QUALITE D’ENCRE

92679	Eastman Kodak Company	GB	2102013	07866262.4	12/22/2007	1/23/2013	PROCESS AND DEVICE FOR INK
							QUALITY CONTROL

92679	Eastman Kodak Company	JP	5185287	2009-545105	12/22/2007	1/25/2013	PROCESS AND DEVICE FOR INK
							QUALITY CONTROL

92679	Eastman Kodak Company	NL	2102013	07866262.4	12/22/2007	1/23/2013	PROCESS AND DEVICE FOR INK
							QUALITY CONTROL

92679	Eastman Kodak Company	US	8215733	12/522,305	12/22/2007	7/10/2012	PROCESS AND DEVICE FOR INK
							QUALITY CONTROL

92698	Eastman Kodak Company	US	7910519	11/681,802	3/5/2007	3/22/2011	AQUEOUS SUBBING FOR EXTRUDED
							THERMAL DYE RECEIVER

92705	Eastman Kodak Company	EP		08875073.2	12/9/2008		A METHOD OF FIXING A HEAT
							CURABLE TONER TO A CARRIER

92705	Eastman Kodak Company	US		13/133,389	12/9/2008		METHOD OF FIXING A HEAT
							CURABLE TONER TO A CARRIER

92723	Eastman Kodak Company	JP	3889530	1999-227083	8/11/1999	12/8/2006	PHOTOPOLYMERIZABLE COMPOSITION, PHOTOPOLYMERIZABLE PLANOGRAPHIC PRINTING PLATE AND IMAGE FORMING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92754	Eastman Kodak Company	CN	ZL200780047285.2	200780047285.2	12/6/2007	9/14/2011	PRINTING DEVICE FLUID RESERVOIR WITH GRIPPING FEATURES

92754	Eastman Kodak Company	EP		07862613.2	12/6/2007		PRINTING DEVICE FLUID RESERVOIR WITH GRIPPING FEATURES

92754	Eastman Kodak Company	TW		096149076	12/20/2007		PRINTING DEVICE FLUID RESERVOIR WITH GRIPPING FEATURES

92754	Eastman Kodak Company	US	7690774	11/614,147	12/21/2006	4/6/2010	PRINTING DEVICE FLUID RESERVOIR WITH GRIPPING FEATURES

92754	Eastman Kodak Company	US	8061829	12/705,673	2/15/2010	11/22/2011	PRINTING DEVICE FLUID RESERVOIR WITH GRIPPING FEATURES

92754	Eastman Kodak Company	US	8057028	12/705,687	2/15/2010	11/15/2011	PRINTING DEVICE FLUID RESERVOIR WITH GRIPPING FEATURES

92756	Eastman Kodak Company	DE	602007021687.7	07853397.3	12/14/2007	3/28/2012	IMAGE RECORDING ELEMENT COMPRISING ENCAPSULATED MORDANT PARTICLES

92756	Eastman Kodak Company	GB	2097271	07853397.3	12/14/2007	3/28/2012	IMAGE RECORDING ELEMENT COMPRISING ENCAPSULATED MORDANT PARTICLES

92756	Eastman Kodak Company	NL	2097271	07853397.3	12/14/2007	3/28/2012	IMAGE RECORDING ELEMENT COMPRISING ENCAPSULATED MORDANT PARTICLES

92756	Eastman Kodak Company	US	7833591	11/617,777	12/29/2006	11/16/2010	IMAGE RECORDING ELEMENT COMPRISING ENCAPSULATED MORDANT PARTICLES

92757	Eastman Kodak Company	US	7847027	11/617,775	12/29/2006	12/7/2010	ENCAPSULATED MORDANT
							PARTICLE DISPERSION AND
							METHOD OF PREPARING

92757	Eastman Kodak Company	US		12/882,261	9/15/2010		ENCAPSULATED MORDANT
							PARTICLE DISPERSION AND
							METHOD OF PREPARING

92772	Eastman Kodak Company	EP		09781054.3	7/24/2009		SHEET CONVEYING DEVICE

92772	Eastman Kodak Company	US		13/120,439	7/24/2009		SHEET CONVEYING DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92773	Eastman Kodak Company	DE	102007040588.1	102007040588.1	8/28/2007	5/12/2011	AUTOMATIC WEB IDENTIFICATION

92773	Eastman Kodak Company	DE		102007063795.2	8/28/2007		AUTOMATIC WEB IDENTIFICATION

92773	Eastman Kodak Company	US	7812735	11/853,914	9/12/2007	10/12/2010	METHOD FOR AUTOMATICALLY IDENTIFYING A TYPE OF TRANSPARENT CONVEYOR BELT

92775	Eastman Kodak Company	DE		102006022753.0	5/12/2006		CROSS TRACK REGISTER CORRECTION

92775	Eastman Kodak Company	US	8238808	12/299,638	4/10/2007	8/7/2012	METHOD OF ENSURING A CORRECT LATERAL REGISTRATION SETTING AND PRINTING MACHINE SUITABLE THEREFOR

92778	Eastman Kodak Company	US	7714923	11/555,819	11/2/2006	5/11/2010	INTEGRATED DISPLAY AND
							CAPTURE APPARATUS

92801	Eastman Kodak Company	FR	0611032	0611032	12/19/2006	4/3/2009	METHOD FOR AUTOMATIC PREDICTION OF WORDS IN A TEXT INPUT ASSOCIATED WITH A MULTIMEDIA MESSAGE PROCECE POUR PREDIRE AUTOMATIQUEMENT DES MOTS DANS UN TEXTE ASSOCIE A UN MESSAGE MULTIMEDIA

92801	Eastman Kodak Company	JP		2009-541809	12/3/2007		METHOD FOR AUTOMATIC PREDICTION OF WORDS IN A TEXT INPUT ASSOCIATED WITH A MULTIMEDIA MESSAGE

92805	Eastman Kodak Company	EP		07811427.9	8/20/2007		METHOD OF IMAGING AND DEVELOPING NEGATIVE-WORKING ELEMENTS

92805	Eastman Kodak Company	JP	5189216	2002-127790	6/5/2012	2/1/2013	METHOD OF IMAGING AND DEVELOPING NEGATIVE-WORKING ELEMENTS

92805	Eastman Kodak Company	JP	5113173	2009-526628	8/20/2007	10/19/2012	METHOD OF IMAGING AND DEVELOPING NEGATIVE-WORKING ELEMENTS

92805	Eastman Kodak Company	JP	5189215	2012-127781	6/5/2012	2/1/2013	METHOD OF IMAGING AND DEVELOPING NEGATIVE-WORKING ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92805	Eastman Kodak Company	US	7326521	11/513,995	8/31/2006	2/5/2008	METHOD OF IMAGING AND
							DEVELOPING NEGATIVE-WORKING
							ELEMENTS

92806	Eastman Kodak Company	CN		200780038955.4	10/5/2007		MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

92806	Eastman Kodak Company	EP		07867210.2	10/5/2007		MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

92806	Eastman Kodak Company	JP	5065403	2009-533309	10/5/2007	8/17/2012	MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

92806	Eastman Kodak Company	US	7300726	11/551,259	10/20/2006	11/27/2007	MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

92808	Eastman Kodak Company	US	8178283	12/516,884	12/5/2007	5/15/2012	METHOD FOR TREATING RINSING
							WASTEWATER FROM DEVELOPING
							APPARATUS FOR PHOTOSENSITIVE
							LITHOGRAPHIC PRINTING PLATE,
							METHOD OF DEVELOPMENT, AND
							DEVELOPING APPARATUS

92815	Eastman Kodak Company	US	7881530	11/695,170	4/2/2007	2/1/2011	ADJUSTING COLORANTS SPECIFIED IN A DIGITAL IMAGE

92815	Eastman Kodak Company	US	8005299	13/004,102	1/11/2011	8/23/2011	ADJUSTING COLORANTS SPECIFIED IN A DIGITAL IMAGE

92816	Eastman Kodak Company	EP		07848620.6	12/19/2007		AQUEOUS INKJET FLUID

92816	Eastman Kodak Company	JP		2009-542214	12/19/2007		AQUEOUS INKJET FLUID

92816	Eastman Kodak Company	US	8263683	12/517,213	12/19/2007	9/11/2012	INK FOR PRINTING ON LOW ENERGY SUBSTRATES

92835	Eastman Kodak Company	DE	602007026599.1	07838982.2	9/28/2007	11/7/2012	WATER SOLUBLE BRANCHED POLYETHYLENEIMINE
							COMPOSITIONS

92835	Eastman Kodak Company	EP	2066730	07838982.2	9/28/2007	11/7/2012	WATER SOLUBLE BRANCHED
							POLYETHYLENEIMINE
							COMPOSITIONS

92835	Eastman Kodak Company	FR	2066730	07838982.2	9/28/2007	11/7/2012	WATER SOLUBLE BRANCHED
							POLYETHYLENEIMINE
							COMPOSITIONS

92835	Eastman Kodak Company	GB	2066730	07838982.2	9/28/2007	11/7/2012	WATER SOLUBLE BRANCHED
							POLYETHYLENEIMINE
							COMPOSITIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92835	Eastman Kodak Company	US		12/251,662	10/15/2008		WATER SOLUBLE BRANCHED POLYETHYLENEIMINE COMPOSITIONS

92862	Eastman Kodak Company	US	7769338	11/557,838	11/8/2006	8/3/2010	ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

92863	Eastman Kodak Company	US		12/317,552	12/23/2008		RIDGE-BASED COLOR GAMUT MAPPING

92873	Eastman Kodak Company	US	7452638	11/532,647	9/18/2006	11/18/2008	NEGATIVE-WORKING RADIATION- SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

92874	Eastman Kodak Company	CN	ZL200780034707.2	200780034707.2	9/18/2007	1/11/2012	METHOD FOR DEVELOPING AND SEALING OF LITHOGRAPHIC PRINTING PLATES

92874	Eastman Kodak Company	DE	1903399	602006009936.3	9/20/2006	10/21/2009	METHOD FOR DEVELOPING AND SEALING OF LITHOGRAPHIC PRINTING PLATES

92874	Eastman Kodak Company	FR	1903399	06019680.5	9/20/2006	10/21/2009	METHOD FOR DEVELOPING AND SEALING OF LITHOGRAPHIC PRINTING PLATES

92874	Eastman Kodak Company	GB	1903399	06019680.5	9/20/2006	10/21/2009	METHOD FOR DEVELOPING AND SEALING OF LITHOGRAPHIC PRINTING PLATES

92874	Eastman Kodak Company	US		12/438,160	9/18/2007		METHOD FOR DEVELOPING AND SEALING OF LITHOGRAPHIC PRINTING PLATES

92892	Eastman Kodak Company	US	7402365	11/739,289	4/24/2007	7/22/2008	THERMALLY TRANSFERABLE IMAGE PROTECTION OVERCOAT

92912	Eastman Kodak Company	JP		2010-503014	4/2/2008		UNIVERSAL SUBSTRATE PRINTER ICC PROFILE SELECTION

92912	Eastman Kodak Company	US	7599634	11/734,821	4/13/2007	10/6/2009	SUBJECTIVE AND OBJECTIVE UNIVERSAL SUBSTRATE PRINTER ICC PROFILE SELECTION

92915	Eastman Kodak Company	EP		07836348.8	7/30/2007		IINTERMEDIATE TRANSFER MEMBER

92915	Eastman Kodak Company	US		11/503,765	8/14/2006		IINTERMEDIATE TRANSFER MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92917	Eastman Kodak Company	CN		200780047852.4	12/7/2007		HYBRID OPTICAL HEAD FOR DIRECT
							ENGRAVING OF FLEXOGRAPHIC
							PRINTING PLATES

92917	Eastman Kodak Company	DE	602007007984.5	07862617.3	12/7/2007	7/21/2010	HYBRID OPTICAL HEAD FOR DIRECT ENGRAVING OF FLEXOGRAPHIC
							PRINTING PLATES

92917	Eastman Kodak Company	FR	2097260	07862617.3	12/7/2007	7/21/2010	HYBRID OPTICAL HEAD FOR DIRECT
							ENGRAVING OF FLEXOGRAPHIC
							PRINTING PLATES

92917	Eastman Kodak Company	GB	2097260	07862617.3	12/7/2007	7/21/2010	HYBRID OPTICAL HEAD FOR DIRECT
							ENGRAVING OF FLEXOGRAPHIC
							PRINTING PLATES

92917	Eastman Kodak Company	JP		2009-542794	12/7/2007		HYBRID OPTICAL HEAD FOR DIRECT
							ENGRAVING OF FLEXOGRAPHIC
							PRINTING PLATES

92917	Eastman Kodak Company	US	7827912	11/615,025	12/22/2006	11/9/2010	HYBRID OPTICAL HEAD FOR DIRECT
							ENGRAVING OF FLEXOGRAPHIC
							PRINTING PLATES

92929	Eastman Kodak Company	DE	602007022475.6	07811036.8	8/2/2007	5/2/2012	CONTINUOUS PRINTING USING TEMPERATURE LOWERING PULSES

92929	Eastman Kodak Company	GB	2054231	07811036.8	8/2/2007	5/2/2012	CONTINUOUS PRINTING USING TEMPERATURE LOWERING PULSES

92929	Eastman Kodak Company	NL	2054231	07811036.8	8/2/2007	5/2/2012	CONTINUOUS PRINTING USING TEMPERATURE LOWERING PULSES

92929	Eastman Kodak Company	US	7845773	11/504,960	8/16/2006	12/7/2010	CONTINUOUS PRINTING USING TEMPERATURE LOWERING PULSES

92929	Eastman Kodak Company	US	7988250	12/903,244	10/13/2010	8/2/2011	CONTINUOUS PRINTING USING TEMPERATURE LOWERING PULSES

92931	Eastman Kodak Company	US	7916319	11/687,277	3/16/2007	3/29/2011	PRINTING MANAGEMENT SYSTEM

92931	Eastman Kodak Company	US	7978356	12/890,778	9/27/2010	7/12/2011	PRINTING MANAGEMENT SYSTEM

92937	Eastman Kodak Company	US	7449287	12/022,543	1/30/2008	11/11/2008	PEARLESCENT TEXTURED IMAGING SUPPORTS

92952	Eastman Kodak Company	CN	ZL200780047206.8	200780047206.8	12/6/2007	7/25/2012	PRINTING DEVICE FLUID RESERVOIR WITH ALIGNMENT FEATURES

92952	Eastman Kodak Company	CN		201110257732.5	12/6/2007		PRINTING DEVICE FLUID RSERVOIR WITH ALIGNMENT FEATURES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92952	Eastman Kodak Company	EP		07862607.4	12/6/2007		PRINTING DEVICE FLUID RESERVOIR
							WITH ALIGNMENT FEATURES

92952	Eastman Kodak Company	EP		11192995.6	12/12/2011		PRINTING DEVICE FLUID RESERVOIR
							WITH ALIGNMENT FEATURES

92952	Eastman Kodak Company	TW		096149073	12/20/2007		PRINTING DEVICE FLUID RESERVOIR
							WITH ALIGNMENT FEATURES

92952	Eastman Kodak Company	TW		100128253	12/20/2007		PRINTING DEVICE FLUID RESERVOIR
							WITH ALIGNMENT FEATURES

92952	Eastman Kodak Company	US	7810917	11/614,125	12/21/2006	10/12/2010	PRINTING DEVICE FLUID RESERVOIR
							WITH ALIGNMENT FEATURES

92952	Eastman Kodak Company	US	8052263	12/818,296	6/18/2010	11/8/2011	PRINTING DEVICE FLUID RESERVOIR
							WITH ALIGNMENT FEATURES

92963	Eastman Kodak Company	US	7792467	11/855,590	9/14/2007	9/7/2010	DUAL CHANNEL APPARATUS FOR
							TRANSPORTING POWDER IN AN
							ELECTROSTATOGRAPHIC PRINTER

92967	Eastman Kodak Company	US		12/026,935	2/6/2008		INKJET PRINTING SYSTEM AND
							METHOD OF PRINTING

92987	Eastman Kodak Company	US	7781373	11/626,890	1/25/2007	8/24/2010	STABILIZED DYES FOR THERMAL
							DYE TRANSFER MATERIALS

93007	Eastman Kodak Company	EP		07868123.6	12/27/2007		SELECTIVE PRINTING OF RAISED
							INFORMATION BY ELECTROGRAPHY

93007	Eastman Kodak Company	JP		2009-544116	12/27/2007		SELECTIVE PRINTING OF RAISED
							INFORMATION BY ELECTROGRAPHY

93007	Eastman Kodak Company	US	8358957	11/646,134	12/27/2006	1/22/2013	SELECTIVE PRINTING OF RAISED
							INFORMATION BY ELECTROGRAPHY

93019	Eastman Kodak Company	DE	102006040528.5	102006040528.5	8/30/2006	1/26/2012	TRAILER SHEETS

93019	Eastman Kodak Company	US	8155549	12/375,761	7/27/2007	4/10/2012	METHOD FOR CONTROLLING A
							PRINT JOB

93037	Eastman Kodak Company	US	7901057	12/100,565	4/10/2008	3/8/2011	THERMAL INKJET PRINTHEAD ON A
							METALLIC SUBSTRATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93039	Eastman Kodak Company	DE	102008061929.9	102008061929.9	12/12/2008	8/25/2011	PRINTING MODULES DRIVE

93039	Eastman Kodak Company	US		13/133,393	11/27/2009		ACTUATION DEVICE FOR PRESSURE ROLLERS

93055	Eastman Kodak Company	US	8014029	12/193,843	8/19/2008	9/6/2011	RASTER-TO-SWATH IMAGE DATA CONVERSION PRINTING SYSTEM AND RELATED METHOD

93075	Eastman Kodak Company	JP	3949884	2000-255881	8/25/2000	4/27/2007	POSITIVE PHOTOSENSITIVE COMPOSITION AND POSITIVE PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

93085	Eastman Kodak Company	US	7505847	11/533,538	9/20/2006	3/17/2009	CONFIGURABLE ELECTRONIC CONTROL SYSTEM AND DIAGNOSTIC METHOD

93122	Eastman Kodak Company	US	7735954	11/682,352	3/6/2007	6/15/2010	PRINTING SYSTEM PARTICLE REMOVAL DEVICE AND METHOD

93125	Eastman Kodak Company	US	7758155	11/748,620	5/15/2007	7/20/2010	MONOLITHIC PRINTHEAD WITH MULTIPLE ROWS OF INKJET ORIFICES

93149	Eastman Kodak Company	EP		08742739.9	4/10/2008		ABLATABLE ELEMENTS FOR MAKING FLEXOGRAPHIC PRINTING PLATES

93149	Eastman Kodak Company	US	8187793	11/738,536	4/23/2007	5/29/2012	ABLATABLE ELEMENTS FOR MAKING FLEXOGRAPHIC PRINTING PLATES

93149	Eastman Kodak Company	US	8187794	11/782,687	7/25/2007	5/29/2012	ABLATABLE ELEMENTS FOR MAKING FLEXOGRAPHIC PRINTING PLATES

93149	Eastman Kodak Company	US	8163465	12/838,533	7/19/2010	4/24/2012	ABLATABLE ELEMENTS FOR MAKING FLEXOGRAPHIC PRINTING PLATES

93149	Eastman Kodak Company	US	8313887	13/325,093	12/14/2011	11/20/2012	ABLATABLE ELEMENTS FOR MAKING FLEXOGRAPHIC PRINTING PLATES

93149	Eastman Kodak Company	US		13/410,434	3/2/2012		ABLATABLE ELEMENTS FOR MAKING FLEXOGRAPHIC PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93158	Eastman Kodak Company	DE	602007016177.0	07862202.4	11/21/2007	7/27/2011	NAPHTHALENE-BASED TETRACARBOXYLIC DIIMIDE COMPOUNDS AS SEMICONDUCTOR MATERIALS

93158	Eastman Kodak Company	GB	2089919	07862202.4	11/21/2007	7/27/2011	NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDE
							COMPOUNDS AS SEMICONDUCTOR
							MATERIALS

93158	Eastman Kodak Company	JP		2009-540234	11/21/2007		NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDE
							COMPOUNDS AS SEMICONDUCTOR
							MATERIALS

93158	Eastman Kodak Company	NL	2089919	07862202.4	11/21/2007	7/27/2011	NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDE
							COMPOUNDS AS SEMICONDUCTOR
							MATERIALS

93158	Eastman Kodak Company	US	7804087	11/567,954	12/7/2006	9/28/2010	CONFIGURATIONALLY CONTROLLED
							N,N’-DICYCLOALKYL-SUBSTITUTED
							NAPHTHALENE-BASED
							TETRACARBOXYLIC DIIMIDE
							COMPOUNDS AS N-TYPE
							SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

93160	Eastman Kodak Company	CN	ZL200780044806.9	200780044806.9	11/27/2007	7/4/2012	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

93160	Eastman Kodak Company	US	7883826	11/567,782	12/7/2006	2/8/2011	NEGATIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND IMAGEABLE MATERIALS

93162	Eastman Kodak Company	US	6396618	09/547,305	4/11/2000	5/28/2002	OPPOSING ELECTRODE LIGHT
							MODULATOR ARRAY AND METHOD
							FOR MANUFACTURING THE SAME

93170	Eastman Kodak Company	EP		07838846.9	9/26/2007		AUTOMATED PRINTING

93170	Eastman Kodak Company	JP		2009-531394	9/26/2007		AUTOMATED PRINTING

93170	Eastman Kodak Company	US		11/538,937	10/5/2006		A METHOD FOR AUTOMATED
							PRINTING WORKFLOW

93175	Eastman Kodak Company	US	7584539	11/549,710	10/16/2006	9/8/2009	ELECTROPOLISHING OF INK-JET
							PRINTER COMPONENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93178	Eastman Kodak Company	US	7826097	11/754,549	5/29/2007	11/2/2010	ASYMMETRICAL DIGITAL FILTERS FOR DOT GAIN ADJUSTMENTS

93181	Eastman Kodak Company	US	7989146	11/869,008	10/9/2007	8/2/2011	COMPONENT FABRICATION USING THERMAL RESIST MATERIALS

93187	Eastman Kodak Company	EP		08705590.1	1/14/2008		PROCESS FOR ATOMIC LAYER DEPOSITION

93187	Eastman Kodak Company	JP		2009-547254	1/14/2008		PROCESS FOR ATOMIC LAYER DEPOSITION

93187	Eastman Kodak Company	US	8207063	11/627,525	1/26/2007	6/26/2012	PROCESS FOR ATOMIC LAYER DEPOSITION

93189	Eastman Kodak Company	DE	602009004006.5	09788961.2	7/21/2009	11/30/2011	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

93189	Eastman Kodak Company	GB	2310210	09788961.2	7/21/2009	11/30/2011	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

93189	Eastman Kodak Company	JP		2011-521103	7/21/2009		INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

93189	Eastman Kodak Company	NL	2310210	09788961.2	7/21/2009	11/30/2011	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

93189	Eastman Kodak Company	US	8202585	12/183,699	7/31/2008	6/19/2012	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

93194	Eastman Kodak Company	US	8290409	12/415,380	3/31/2009	10/16/2012	DEVELOPER STATION FOR AN ELECTROGRAPHIC PRINTER HAVING REDUCED DEVELOPER AGITATION

93195	Eastman Kodak Company	EP		07853398.1	12/14/2007		COLOR PRINT ENHANCEMENT SYSTEM

93195	Eastman Kodak Company	US	7643175	11/610,551	12/14/2006	1/5/2010	COLOR PRINT ENHANCEMENT SYSTEM WITH CONVERSION OF PCS ENCODED PICTUE INTO PHOTOGRAPHIC PROCESS CONFINED PCS AND CORRECTION FOR FINISH

93197	Eastman Kodak Company	EP		07852977.3	10/26/2007		AN INTEGRATED DISPLAY HAVING MULTIPLE CAPTURE DEVICES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93197	Eastman Kodak Company	JP		2009-535284	10/26/2007		AN INTEGRATED DISPLAY HAVING MULTIPLE CAPTURE DEVICES

93197	Eastman Kodak Company	US	7697053	11/555,822	11/2/2006	4/13/2010	AN INTEGRATED DISPLAY HAVING MULTIPLE CAPTURE DEVICES

93204	Eastman Kodak Company	US	8361840	12/236,907	9/24/2008	1/29/2013	THERMAL BARRIER LAYER FOR INTEGRATED CIRCUIT MANUFACTURE

93205	Eastman Kodak Company	US	7879691	12/236,972	9/24/2008	2/1/2011	LOW COST DIE PLACEMENT

93206	Eastman Kodak Company	US	7772042	12/236,848	9/24/2008	8/10/2010	SOLVENT SOFTENING TO ALLOW DIE PLACEMENT

93211	Eastman Kodak Company	US		11/962,529	12/21/2007		PRINTER AND PRINTING METHOD USING RECEIVER MEDIUM HAVING ADJUSTABLE PROPERTIES

93213	Eastman Kodak Company	US	7387361	11/675,761	2/16/2007	6/17/2008	FAILED NOZZLE CORRECTION SYSTEM AND METHOD FOR BORDERLESS PRINTING

93218	Eastman Kodak Company	CN		200780049535.6	12/26/2007		DEPOSITION SYSTEM AND METHOD

93218	Eastman Kodak Company	EP		07868026.1	12/26/2007		DEPOSITION SYSTEM AND METHOD

93218	Eastman Kodak Company	IN		3335/DELNP/2009	12/26/2007		DEPOSITION SYSTEM AND METHOD

93218	Eastman Kodak Company	JP		2009-544851	12/26/2007		DEPOSITION SYSTEM AND METHOD

93218	Eastman Kodak Company	KR		2009-7014140	12/26/2007		DEPOSITION SYSTEM AND METHOD

93218	Eastman Kodak Company	TW		097100591	1/7/2008		DEPOSITION SYSTEM AND METHOD

93218	Eastman Kodak Company	US		11/620,744	1/8/2007		DEPOSITION SYSTEM AND METHOD USING A DELIVERY HEAD SEPARATED FROM A SUBSTRATE BY GAS PRESSURE

93219	Eastman Kodak Company	US	7989506	11/696,232	4/4/2007	8/2/2011	METHOD AND APPARATUS FOR DISPERSION OF HIGH-SURFACE-AREA, LOW-BULK-DENSITY FUMED SILICA

93228	Eastman Kodak Company	EP		07868038.6	12/26/2007		DELIVERY DEVICE COMPRISING GAS DIFFUSER FOR THIN FILM DEPOSITION

93228	Eastman Kodak Company	JP		2009-544853	12/26/2007		DELIVERY DEVICE COMPRISING GAS DIFFUSER FOR THIN FILM DEPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93228	Eastman Kodak Company	TW		097100593	1/7/2008		DELIVERY DEVICE COMPRISING GAS DIFFUSER FOR THIN FILM DEPOSITION

93228	Eastman Kodak Company	US	7789961	11/620,740	1/8/2007	9/7/2010	DELIVERY DEVICE COMPRISING GAS DIFFUSER FOR THIN FILM DEPOSITION

93228	Eastman Kodak Company	US		12/813,552	6/11/2010		DELIVERY DEVICE COMPRISING GAS DIFFUSER FOR THIN FILM DEPOSITION

93233	Eastman Kodak Company	US		12/638,088	12/15/2009		MULTI-LEVEL HALFTONE SCREENS

93245	Eastman Kodak Company	US	8034663	12/237,127	9/24/2008	10/11/2011	LOW COST DIE RELEASE WAFER

93258	Eastman Kodak Company	FR	0701749	0701749	3/12/2007	12/18/2009	VARIABLE-SPEED BROWSING METHOD FOR DIGITAL IMAGES PROCEDE DE FURETAGE A VITESSE VARIABLE POUR IMAGES NUMERIQUES

93265	Eastman Kodak Company	EP		08754815.2	6/2/2008		SEGMENTED ROLLER FOR FLOOD COATING SYSTEM

93265	Eastman Kodak Company	US	8023846	11/759,406	6/7/2007	9/20/2011	SEGMENTED ROLLER FOR FLOOD COATING SYSTEM

93268	Eastman Kodak Company	US		12/164,653	6/30/2008		INKJET PRINTER WITH INKS CONTAINING POLYOXYGENATED- POLYOLS

93270	Eastman Kodak Company	US		12/029,909	2/12/2008		AQUEOUS INKJET INK COMPOSITION

93299	Eastman Kodak Company	DE	602008018378. 5	08726570.8	3/7/2008	8/29/2012	AERODYNAMIC ERROR REDUCTION FOR LIQUID DROP EMITTERS

93299	Eastman Kodak Company	EP	2125375	08726570.8	3/7/2008	8/29/2012	AERODYNAMIC ERROR REDUCTION FOR LIQUID DROP EMITTERS

93299	Eastman Kodak Company	GB	2125375	08726570.8	3/7/2008	8/29/2012	AERODYNAMIC ERROR REDUCTION FOR LIQUID DROP EMITTERS

93299	Eastman Kodak Company	NL	2125375	08726570.8	3/7/2008	8/29/2012	AERODYNAMIC ERROR REDUCTION FOR LIQUID DROP EMITTERS

93299	Eastman Kodak Company	US	7758171	11/687,873	3/19/2007	7/20/2010	AERODYNAMIC ERROR REDUCTION FOR LIQUID DROP EMITTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93307	Eastman Kodak Company	EP		07857117.1	12/22/2007		A METHOD FOR PRODUCING AN ANTENNA STRUCTURE FOR AN RFID DEVICE, AND A DRY TONER FOR USE IN PRODUCING SUCH ANTENNA STRUCTURE

93307	Eastman Kodak Company	US		12/809,698	12/22/2007		A METHOD FOR PRODUCING AN ANTENNA STRUCTURE FOR AN RFID DEVICE, AND A DRY TONER FOR USE IN PRODUCING SUCH ANTENNA STRUCTURE

93308	Eastman Kodak Company	EP		07856793.0	12/17/2007		METHOD AND APPARATUS FOR FUSING A HEAT CURABLE TONER TO A CARRIER SHEET

93308	Eastman Kodak Company	US		12/808,437	9/1/2010		METHOD AND APPARATUS FOR FUSING A HEAT CURABLE TONER TO A CARRIER SHEET

93324	Eastman Kodak Company	US		12/057,929	3/28/2008		IMPROVED FLUID FLOW IN
							MICROFLUIDIC DEVICES

93365	Eastman Kodak Company	US	7643778	11/742,092	4/30/2007	1/5/2010	POWDER TRANSPORT WITH A
							TAPERED FEED ROLLER OF AN
							ELECTROSTATOGRAPHIC PRINTER

93408	Eastman Kodak Company	EP		08724440.6	1/8/2008		TONER POROUS PARTICLES
							CONTAINING HYDROCOLLOIDS

93408	Eastman Kodak Company	US	7887984	11/624,252	1/18/2007	2/15/2011	TONER POROUS PARTICLES
							CONTAINING HYDROCOLLOIDS

93408	Eastman Kodak Company	US	8329783	12/961,559	12/7/2010	12/11/2012	TONER POROUS PARTICLES
							CONTAINING HYDROCOLLOIDS

93412	Eastman Kodak Company	EP		08754248.6	5/8/2008		APPARATUS FOR REFURBISHING A
							FUSING MEMBER

93412	Eastman Kodak Company	JP		2010-507457	5/8/2008		APPARATUS FOR REFURBISHING A
							FUSING MEMBER

93412	Eastman Kodak Company	US	7565091	11/746,089	5/9/2007	7/21/2009	ELECTROPHOTOGRAPHIC
							APPARATUS

93413	Eastman Kodak Company	CN	ISSUING	200880003510.7	1/15/2008		METHOD AND APPARATUS FOR
							SEPARATING A SLIP-SHEET FROM
							AN IMAGE RECORDABLE MATERIAL

93414	Eastman Kodak Company	EP		08724513.0	1/15/2008		SEPARATING IMAGE RECORDABLE
							MATERIALS FROM A STACK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93414	Eastman Kodak Company	US	7614619	11/668,519	1/30/2007	11/10/2009	METHODS AND APPARATUS FOR SEPARATING IMAGE RECORDABLE MATERIALS FROM A MEDIA STACK

93415	Eastman Kodak Company	CN	ZL200880003549.9	200880003549.9	1/15/2008	12/14/2011	A METHOD AND APPARATUS FOR SEPARATING MEDIA COMBINATIONS FROM A MEDIA STACK

93415	Eastman Kodak Company	EP		08705599.2	1/15/2008		A METHOD AND APPARATUS FOR SEPARATING MEDIA COMBINATIONS FROM A MEDIA STACK

93415	Eastman Kodak Company	US	7604231	11/668,533	1/30/2007	10/20/2009	A METHOD AND APPARATUS FOR SEPARATING MEDIA COMBINATIONS FROM A MEDIA STACK

93415	Eastman Kodak Company	US	7866656	12/497,735	7/6/2009	1/11/2011	A METHOD AND APPARATUS FOR SEPARATING MEDIA COMBINATIONS FROM A MEDIA STACK

93415	Eastman Kodak Company	US	8056895	12/497,736	7/6/2009	11/15/2011	METHOD AND APPARATUS FOR SEPARATING MEDIA COMBINATIONS FROM A MEDIA STACK

93416	Eastman Kodak Company	CN	ZL200880003484.8	200880003484.8	1/15/2008	7/18/2012	METHOD AND APPARATUS FOR STORING SLIP-SHEETS

93416	Eastman Kodak Company	EP		08713140.5	1/15/2008		METHOD AND APPARATUS FOR
							STORING SLIP-SHEETS

93416	Eastman Kodak Company	JP	5138706	2009-547257	1/15/2008	11/22/2012	METHOD AND APPARATUS FOR
							STORING SLIP-SHEETS

93416	Eastman Kodak Company	US	7744078	11/668,550	1/30/2007	6/29/2010	METHODS AND APPARATUS FOR
							STORING SLIP-SHEETS

93423	Eastman Kodak Company	US	7923184	11/862,430	9/27/2007	4/12/2011	PHOTOCONDUCTORS CONTAINING
							TRIMELLITIMIDE ESTERS

93430	Eastman Kodak Company	US	7678531	11/668,502	1/30/2007	3/16/2010	IMPROVED POSITIVE-WORKING
							IMAGEABLE ELEMENTS

93457	Eastman Kodak Company	EP		08867288.6	12/17/2008		INKJET INKS FOR PLAIN AND PHOTO-GLOSSY MEDIA

93457	Eastman Kodak Company	US	8356892	11/964,947	12/27/2007	1/22/2013	INKJET INKS FOR PRINTING ON BOTH PLAIN AND PHOTO-GLOSSY PAPERS

93458	Eastman Kodak Company	US	7976147	12/165,923	7/1/2008	7/12/2011	NEW INKS FOR INKJET PRINTING

93461	Eastman Kodak Company	US	8036583	12/489,464	6/23/2009	10/11/2011	PREHEATING OF SUBSTRATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93465	Eastman Kodak Company	CN	ZL200880108969.3	200880108969.3	9/18/2008	10/31/2012	PROCESS OF MAKING AN OPTICAL FILM BY ATOMIC LAYER DEPOSITION (ALD) AT ATMOSPHERIC PRESSURE

93465	Eastman Kodak Company	CN		201110427409.8	12/19/2011		PROCESS OF MAKING AN OPTICAL FILM BY ATOMIC LAYER DEPOSITION (ALD) AT ATMOSPHERIC PRESSURE

93465	Eastman Kodak Company	EP		08833206.9	9/18/2008		PROCESS OF MAKING AN OPTICAL FILM BY ATOMIC LAYER DEPOSITION (ALD) AT ATMOSPHERIC PRESSURE

93465	Eastman Kodak Company	JP		2010-526911	9/18/2008		PROCESS OF MAKING AN OPTICAL FILM BY ATOMIC LAYER DEPOSITION (ALD) AT ATMOSPHERIC PRESSURE

93465	Eastman Kodak Company	US	8361544	13/309,621	12/2/2011	1/29/2013	THIN FILM ELECTRONIC DEVICE FABRICATION PROCESS

93477	Eastman Kodak Company	US	7789500	11/614,115	12/21/2006	9/7/2010	PRINTING DEVICE FLUID RESERVOIR CHASSIS WITH ALIGNMENT FEATURES

93481	Eastman Kodak Company	CN	ZL200880023817.3	200880023817.3	6/26/2008	9/5/2012	IMAGEABLE ELEMENTS WITH LOW PH DEVELOPER SOLUBILITY

93481	Eastman Kodak Company	EP		08794384.1	6/26/2008		IMAGEABLE ELEMENTS WITH LOW PH DEVELOPER SOLUBILITY

93481	Eastman Kodak Company	US	7582407	11/774,626	7/9/2007	9/1/2009	IMAGEABLE ELEMENTS WITH LOW PH DEVELOPER SOLUBILITY

93482	Eastman Kodak Company	US	7429445	11/682,906	3/7/2007	9/30/2008	NEGATIVE-WORKING IMAGEABLE
							ELEMENTS AND METHODS OF USE

93483	Eastman Kodak Company	DE	602008005875.1	08767968.4	5/30/2008	3/30/2011	METHOD OF MAKING LITHOGRAPHIC PRINTING PLATE SUBSTRATE AND
							IMAGEABLE ELEMENTS

93483	Eastman Kodak Company	GB	2152933	08767968.4	5/30/2008	3/30/2011	METHOD OF MAKING LITHOGRAPHIC
							PRINTING PLATE SUBSTRATE AND
							IMAGEABLE ELEMENTS

93483	Eastman Kodak Company	JP		2010-511161	5/30/2008		METHOD OF MAKING LITHOGRAPHIC PRINTING PLATE SUBSTRATE AND IMAGEABLE ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93483	Eastman Kodak Company	NL	2152933	08767968.4	5/30/2008	3/30/2011	METHOD OF MAKING LITHOGRAPHIC PRINTING PLATE SUBSTRATE AND IMAGEABLE ELEMENTS

93499	Eastman Kodak Company	EP		07863174.4	12/20/2007		MULTI-FRAME DISPLAY SYSTEM WITH SEMANTIC IMAGE ARRANGEMENT

93499	Eastman Kodak Company	JP		2009-544841	12/20/2007		MULTI-FRAME DISPLAY SYSTEM WITH SEMANTIC IMAGE ARRANGEMENT

93499	Eastman Kodak Company	US	7877696	11/650,396	1/5/2007	1/25/2011	MULTI-FRAME DISPLAY SYSTEM WITH SEMANTIC IMAGE ARRANGEMENT

93502	Eastman Kodak Company	US		11/650,281	1/5/2007		FUNCTION ENHANCING ARRAY FOR MULTI-FRAME DISPLAY SYSTEM
93503	Eastman Kodak Company	US	7882442	11/649,972	1/5/2007	2/1/2011	MULTI-FRAME DISPLAY SYSTEM WITH PERSPECTIVE BASED IMAGE ARRANGEMENT

93503	Eastman Kodak Company	US		12/974,049	12/21/2010		MULTI-FRAME DISPLAY SYSTEM WITH PERSPECTIVE BASED IMAGE ARRANGEMENT
93508	Eastman Kodak Company	EP		08768609.3	6/19/2008		PRINTING OF RAISED MULTIDIMENSIONAL TONER BY ELECTORGRAPHY

93508	Eastman Kodak Company	JP		2010-516978	6/19/2008		PRINTING OF RAISED MULTIDIMENSIONAL TONER BY ELECTORGRAPHY

93508	Eastman Kodak Company	US	7965961	11/777,371	7/13/2007	6/21/2011	PRINTING OF RAISED MULTIDIMENSIONAL TONER BY ELECTORGRAPHY

93510	Eastman Kodak Company	US	7780280	11/679,892	2/28/2007	8/24/2010	FLUID PORT SEAL WITH SURFACE HAVING CHANNELS

93511	Eastman Kodak Company	US	8094838	11/623,107	1/15/2007	1/10/2012	VOICE COMMAND OF AUDIO EMITTING DEVICE

93513	Eastman Kodak Company	US	7735983	11/679,925	2/28/2007	6/15/2010	INK JET INK CARTRIDGE WITH VENTED WICK

93513	Eastman Kodak Company	US	8002398	12/757,259	4/9/2010	8/23/2011	INK JET INK CARTRIDGE WITH VENTED WICK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93515	Eastman Kodak Company	CN		201080010681.X	2/23/2010		METHODS OF REDUCING GRAIN AND TEXTURE IN A PRINTED IMAGE

93515	Eastman Kodak Company	EP		10706812.4	2/23/2010		METHODS OF REDUCING GRAIN AND TEXTURE IN A PRINTED IMAGE

93515	Eastman Kodak Company	JP		2011-552931	2/23/2010		METHODS OF REDUCING GRAIN AND TEXTURE IN A PRINTED IMAGE

93515	Eastman Kodak Company	US	8164790	12/398,250	3/5/2009	4/24/2012	METHODS OF REDUCING GRAIN AND TEXTURE IN A PRINTED IMAGE

93524	Eastman Kodak Company	EP		08866588.0	12/15/2008		AQUEOUS COLLOIDAL DISPERSIONS STABILIZED WITH POLYMERIC DISPERSANTS

93524	Eastman Kodak Company	JP		2010-540639	12/15/2008		AQUEOUS COLLOIDAL DISPERSIONS STABILIZED WITH POLYMERIC DISPERSANTS

93524	Eastman Kodak Company	US		12/234,742	9/22/2008		AQUEOUS COLLOIDAL DISPERSIONS STABILIZED WITH POLYMERIC DISPERSANTS

93531	Eastman Kodak Company	US	7781957	11/680,195	2/28/2007	8/24/2010	ELECTRO-LUMINESCENT DISPLAY WITH IMPROVED EFFICIENCY
93536	Eastman Kodak Company	EP		08705528.1	1/8/2008		TONER MANUFACTURING METHOD

93536	Eastman Kodak Company	US	7754409	11/624,335	1/18/2007	7/13/2010	TONER MANUFACTURING METHOD
93538	Eastman Kodak Company	US	7696013	11/737,187	4/19/2007	4/13/2010	CONNECTING MICROSIZED DEVICES USING ABLATIVE FILMS

93554	Eastman Kodak Company	EP		08858797.7	12/1/2008		TONER COMPOSITION

93554	Eastman Kodak Company	JP		2001-537925	12/1/2008		TONER COMPOSITION

93554	Eastman Kodak Company	US	7914963	11/954,424	12/12/2007	3/29/2011	TONER COMPOSITION

93561	Eastman Kodak Company	US	7989536	12/240,073	9/29/2008	8/2/2011	EXFOLIATED NANOCOMPOSITES AND ARTICLES CONTAINING SAME

93561	Eastman Kodak Company	US		13/076,898	3/31/2011		EXFOLIATED NANOCOMPOSITES AND ARTICLES CONTAINING SAME

93566	Eastman Kodak Company	CN	200780051563.1	200780051563.1	12/10/2007	9/5/2012	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93566	Eastman Kodak Company	DE	602007028478.3	07862703.1	12/10/2007	2/13/2013	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93566	Eastman Kodak Company	EP	2122673	07862703.1	12/10/2007	2/13/2013	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93566	Eastman Kodak Company	GB	2122673	07862703.1	12/10/2007	2/13/2013	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93566	Eastman Kodak Company	JP	5171848	2009-550856	12/10/2007	1/11/2013	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93566	Eastman Kodak Company	NL	2122673	07862703.1	12/10/2007	2/13/2013	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93566	Eastman Kodak Company	TW		096149078	12/20/2007		EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93566	Eastman Kodak Company	US	7375011	11/677,794	2/22/2007	5/20/2008	EX-SITU DOPED SEMICONDUCTOR TRANSPORT LAYER

93576	Eastman Kodak Company	AU		2008262404	6/3/2008		MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	BR		PI0811234-7	6/3/2008		MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	CN	ISSUING	200880019176.4	6/3/2008	12/19/2012	MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	EP		08768051.8	6/3/2008		MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	IN		6721/DELNP/2009	6/3/2008		MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	JP		2010-511166	6/3/2008		MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	US	7799504	11/758,042	6/5/2007	9/21/2010	MASK FILM TO FORM RELIEF IMAGES AND METHOD OF USE

93576	Eastman Kodak Company	US	8198012	12/722,572	3/12/2010	6/12/2012	METHOD OF USING MASK FILM TO FORM RELIEF IMAGES

93576	Eastman Kodak Company	US		13/468,376	5/10/2012		METHOD OF USING MASK FILM TO FORM RELIEF IMAGES

93577	Eastman Kodak Company	US	7862984	11/692,255	3/28/2007	1/4/2011	POLYONIUM BORATES AND RADIATION-SENSITIVE COMPOSITION AND IMAGEABLE ELEMENTS CONTAINING SAME

93578	Eastman Kodak Company	CN	ZL200880006298.X	200880006298.X	2/13/2008	8/3/2011	POSITIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS

93578	Eastman Kodak Company	DE	602008001436.3	08725502.2	2/13/2008	6/2/2010	POSITIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93578	Eastman Kodak Company	FR	2114676	08725502.2	2/13/2008	6/2/2010	POSITIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS

93578	Eastman Kodak Company	GB	2114676	08725502.2	2/13/2008	6/2/2010	POSITIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS

93578	Eastman Kodak Company	JP	5134015	2009-551667	2/13/2008	11/16/2012	POSITIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS
93578	Eastman Kodak Company	US	7399576	11/679,962	2/28/2007	7/15/2008	POSITIVE-WORKING RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS

93591	Eastman Kodak Company	DE	602008005775.5	08806224.5	9/9/2008	3/23/2011	CONTINUOUS INKJET PRINTING

93591	Eastman Kodak Company	GB	2197680	08806224.5	9/9/2008	3/23/2011	CONTINUOUS INKJET PRINTING

93591	Eastman Kodak Company	JP		2010-527511	9/9/2008		CONTINUOUS INKJET PRINTING

93591	Eastman Kodak Company	NL	2197680	08806224.5	9/9/2008	3/23/2011	CONTINUOUS INKJET PRINTING

93591	Eastman Kodak Company	US	8186784	12/679,912	9/9/2008	5/29/2012	CONTINUOUS INKJET PRINTING

93598	Eastman Kodak Company	US	7967426	11/679,860	2/28/2007	6/28/2011	SEALING DEVICE FOR FLUID
							RESERVOIR

93598	Eastman Kodak Company	US	8308279	12/952,606	11/23/2010	11/13/2012	SEALING DEVICE FOR FLUID RESERVOIR

93598	Eastman Kodak Company	US	8172386	13/013,936	1/26/2011	5/8/2012	SEALING DEVICE FOR FLUID RESERVOIR

93606	Eastman Kodak Company	DE	602008022102.4	08726135.0	2/27/2008	2/13/2013	PIGMENT BASED INKS FOR INK JET PRINTING
93606	Eastman Kodak Company	EP	2125974	08726135.0	2/27/2008	2/13/2013	PIGMENT BASED INKS FOR INK JET PRINTING

93606	Eastman Kodak Company	GB	2125974	08726135.0	2/27/2008	2/13/2013	PIGMENT BASED INKS FOR INK JET PRINTING

93606	Eastman Kodak Company	NL	2125974	08726135.0	2/27/2008	2/13/2013	PIGMENT BASED INKS FOR INK JET PRINTING

93606	Eastman Kodak Company	US	8187371	12/029,929	2/12/2008	5/29/2012	PIGMENT BASED INKS FOR HIGH SPEED DURABLE INKJET PRINTING

93607	Eastman Kodak Company	US		12/029,972	2/12/2008		PIGMENT BASED INKS FOR HIGH SPEED DURABLE INKJET PRINTING

93620	Eastman Kodak Company	CN	ZL20078005155 9.5	200780051559.5	12/10/2007	11/28/2012	DOPED NANOPARTICLE-BASED SEMICONDUCTOR JUNCTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93620	Eastman Kodak Company	JP		2009-550855	12/10/2007		DOPED NANOPARTICLE-BASED SEMICONDUCTOR JUNCTION

93620	Eastman Kodak Company	TW		096149579	12/21/2007		DOPED NANOPARTICLE-BASED SEMICONDUCTOR JUNCTION

93620	Eastman Kodak Company	US	7605062	11/678,734	2/26/2007	10/20/2009	DOPED NANOPARTICLE-BASED SEMICONDUCTOR JUNCTION

93625	Eastman Kodak Company	CN	ZL200880016168.4	200880016168.4	5/9/2008	12/14/2011	CONTINUOUS PRINTER WITH ACTUATOR ACTIVATION WAVEFORM

93625	Eastman Kodak Company	EP		08754335.1	5/9/2008		CONTINUOUS PRINTER WITH ACTUATOR ACTIVATION WAVEFORM

93625	Eastman Kodak Company	JP		2010-508379	5/9/2008		CONTINUOUS PRINTER WITH ACTUATOR ACTIVATION WAVEFORM

93625	Eastman Kodak Company	US	7828420	11/749,187	5/16/2007	11/9/2010	CONTINUOUS INK JET PRINTER WITH MODIFIED ACTUATOR ACTIVATION WAVEFORM

93626	Eastman Kodak Company	DE	602008021412.5	08794542.4	7/17/2008	1/2/2013	CONTINUOUS INK- JET PRINTING WITH JET STRAIGHTNESS CORRECTION

93626	Eastman Kodak Company	EP	2170610	08794542.4	7/17/2008	1/2/2013	CONTINUOUS INK- JET PRINTING WITH JET STRAIGHTNESS CORRECTION

93626	Eastman Kodak Company	EP		11191063.4	11/29/2011		CONTINUOUS INK- JET PRINTING WITH JET STRAIGHTNESS CORRECTION

93626	Eastman Kodak Company	GB	2170610	08794542.4	7/17/2008	1/2/2013	CONTINUOUS INK- JET PRINTING WITH JET STRAIGHTNESS CORRECTION

93626	Eastman Kodak Company	NL	2170610	08794542.4	7/17/2008	1/2/2013	CONTINUOUS INK- JET PRINTING WITH JET STRAIGHTNESS CORRECTION

93626	Eastman Kodak Company	US	7735981	11/831,156	7/31/2007	6/15/2010	CONTINUOUS INK- JET PRINTING WITH JET STRAIGHTNESS CORRECTION

93631	Eastman Kodak Company	EP		08726137.6	2/27/2008		INKJET INK SET

93631	Eastman Kodak Company	JP		2009-551706	2/27/2008		INKJET INK SET

93639	Eastman Kodak Company	EP		08754795.6	5/29/2008		A RESIDENTIAL VIDEO
							COMMUNICATION SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93639	Eastman Kodak Company	JP		2010-510342	5/29/2008		A RESIDENTIAL VIDEO
							COMMUNICATION SYSTEM

93639	Eastman Kodak Company	US	8253770	11/756,532	5/31/2007	8/28/2012	RESIDENTIAL VIDEO
							COMMUNICATION SYSTEM

93655	Eastman Kodak Company	US	7946683	11/780,522	7/20/2007	5/24/2011	PRINTING SYSTEM PARTICLE
							REMOVAL DEVICE AND METHOD

93675	Eastman Kodak Company	JP		2007-269299	10/16/2007		2 LAYERED POSITIVE-TYPE
							LITHOGRAPHIC PRINTING PLATE
							ORIGINAL PLATE AND ITS
							PROCESSING METHOD

93675	Eastman Kodak Company	US		12/682,820	8/25/2008		POSITIVE LITHOGRAPHIC PRINTING
							PLATE PRECURSOR AND METHOD
							FOR PRODUCING THE SAME

93680	Eastman Kodak Company	EP		08726199.6	2/28/2008		METHOD OF PATTERNING
							INORGANIC LED DISPLAY

93680	Eastman Kodak Company	US	7919342	12/266,775	11/7/2008	4/5/2011	PATTERNED INORGANIC LED DEVICE

93681	Eastman Kodak Company	US	7772757	11/755,037	5/30/2007	8/10/2010	WHITE-LIGHT
							ELECTROLUMINESCENT DEVICE
							WITH IMPROVED EFFICIENCY

93684	Eastman Kodak Company	US	7966743	11/831,110	7/31/2007	6/28/2011	MICRO-STRUCTURED DRYING FOR
							INKJET PRINTERS

93689	Eastman Kodak Company	CN	ZL200880007531.6	200880007531.6	2/18/2008	11/25/2011	QUANTUM DOT LIGHT EMITTING DEVICE

93689	Eastman Kodak Company	EP		08725651.7	2/18/2008		QUANTUM DOT LIGHT EMITTING
							DEVICE

93689	Eastman Kodak Company	TW		097108221	3/7/2008		QUANTUM DOT LIGHT EMITTING
							DEVICE

93689	Eastman Kodak Company	US	7888700	11/683,479	3/8/2007	2/15/2011	QUANTUM DOT LIGHT EMITTING
							DEVICE

93724	Eastman Kodak Company	US	7946691	12/265,146	11/5/2008	5/24/2011	DEFLECTION DEVICE INCLUDING
							EXPANSION AND CONTRACTION
							REGIONS

93726	Eastman Kodak Company	US	8210665	12/105,603	4/18/2008	7/3/2012	CONSTANT FLOW VALVE
							MECHANISM

93732	Eastman Kodak Company	US	8091992	12/265,111	11/5/2008	1/10/2012	DEFLECTION DEVICE INCLUDING
							GAS FLOW RESTRICTION DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93736	Eastman Kodak Company	EP		08754780.8	5/29/2008		ADJUSTING THE CALIBRATION OF AN IMAGING SYSTEM

93736	Eastman Kodak Company	US	8154572	11/756,071	5/31/2007	4/10/2012	ADJUSTING THE CALIBRATION OF AN IMAGING SYSTEM

93754	Eastman Kodak Company	EP		09788905.9	7/13/2009		PICK-ARM MEMBER TO DETECT MEDIA AMOUNT

93754	Eastman Kodak Company	JP		2011-520022	7/13/2009		PICK-ARM MEMBER TO DETECT MEDIA AMOUNT

93754	Eastman Kodak Company	US	7828282	12/178,849	7/24/2008	11/9/2010	PICK-ARM MEMBER TO DETECT MEDIA AMOUNT

93762	Eastman Kodak Company	US	7404627	11/770,774	6/29/2007	7/29/2008	ENERGY DAMPING FLOW DEVICE FOR PRINTING SYSTEM

93763	Eastman Kodak Company	US	7517066	11/876,840	10/23/2007	4/14/2009	PRINTER INCLUDING TEMPERATURE GRADIENT FLUID FLOW DEVICE

93765	Eastman Kodak Company	EP		08727107.8	3/24/2008		ELECTROLUMINESCENT DEVICE HAVING SPACERS ELEMENTS

93765	Eastman Kodak Company	US	7564067	11/693,334	3/29/2007	7/21/2009	ELECTROLUMINESCENT DEVICE HAVING SPACERS ELEMENTS

93777	Eastman Kodak Company	CN	ISSUING	200880010735.5	3/18/2008	8/3/2011	PRINTING PLATE REGISTRATION USING A CAMERA

93777	Eastman Kodak Company	EP		08742132.7	3/18/2008		PRINTING PLATE REGISTRATION USING A CAMERA

93777	Eastman Kodak Company	JP		2010-500925	3/18/2008		PRINTING PLATE REGISTRATION USING A CAMERA

93777	Eastman Kodak Company	US	7854199	11/693,007	3/29/2007	12/21/2010	PRINTING PLATE REGISTRATION USING A CAMERA

93777	Eastman Kodak Company	US	8148704	12/884,435	9/17/2010	4/3/2012	PRINTING PLATE REGISTRATION USING A CAMERA

93781	Eastman Kodak Company	US	7851987	11/694,176	3/30/2007	12/14/2010	COLOR ELECTRO-LUMINESCENT DISPLAY WITH IMPROVED EFFICIENCY

93786	Eastman Kodak Company	CN	ZL200880022763.9	200880022763.9	6/20/2008	5/30/2012	LIGHT-EMITTING NANOCOMPOSITE PARTICLES

93786	Eastman Kodak Company	EP		08826621.8	6/20/2008		LIGHT-EMITTING NANOCOMPOSITE PARTICLES

93786	Eastman Kodak Company	TW		097124448	6/27/2008		LIGHT-EMITTING NANOCOMPOSITE PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93786	Eastman Kodak Company	US	8361823	11/770,833	6/29/2007	1/29/2013	LIGHT-EMITTING NANOCOMPOSITE PARTICLES

93794	Eastman Kodak Company	US	7697176	11/958,590	12/18/2007	4/13/2010	METHOD AND APPARATUS FOR CHROMATIC ADAPTATION

93797	Eastman Kodak Company	DE	602007014923.1	07866266.5	12/24/2007	5/25/2011	A METHOD FOR PRINTING AN IMAGE ONTO A SHEET IN A PRINTER

93797	Eastman Kodak Company	FR	2225615	07866266.5	12/24/2007	5/25/2011	A METHOD FOR PRINTING AN IMAGE ONTO A SHEET IN A PRINTER

93797	Eastman Kodak Company	GB	2225615	07866266.5	12/24/2007	5/25/2011	A METHOD FOR PRINTING AN IMAGE ONTO A SHEET IN A PRINTER

93797	Eastman Kodak Company	JP		2010-540030	12/24/2007		A METHOD FOR PRINTING AN IMAGE ONTO A SHEET IN A PRINTER

93797	Eastman Kodak Company	NL	2225615	07866266.5	12/24/2007	5/25/2011	A METHOD FOR PRINTING AN IMAGE ONTO A SHEET IN A PRINTER

93799	Eastman Kodak Company	US	7883833	11/765,490	6/20/2007	2/8/2011	USE OF HIGHLY ALKALINE DEVELOPER REGENERATOR COMPOSITION

93813	Eastman Kodak Company	US	8117527	11/745,492	5/8/2007	2/14/2012	AUTOMATED FOLIO REFERENCES

93821	Eastman Kodak Company	US	7931880	11/694,582	3/30/2007	4/26/2011	PRODUCTION OF SILVER SULFATE GRAINS USING INORGANIC ADDITIVES

93823	Eastman Kodak Company	US	7751083	11/694,098	3/30/2007	7/6/2010	SCANNER METAMERISM CORRECTION

93832	Eastman Kodak Company	US	7784402	11/739,152	4/24/2007	8/31/2010	METHOD FOR LOADING PRINTING PLATE ON IMAGING DEVICE

93843	Eastman Kodak Company	CN	ZL200880023206.9	200880023206.9	6/11/2008	5/16/2012	A METHOD OF CONTINUOUS INK JET PRINTING

93843	Eastman Kodak Company	DE	602008009814.1	08762313.8	6/11/2008	9/14/2011	A METHOD OF CONTINUOUS INK JET PRINTING

93843	Eastman Kodak Company	FR	2160293	08762313.8	6/11/2008	9/14/2011	A METHOD OF CONTINUOUS INK JET PRINTING

93843	Eastman Kodak Company	GB	2160293	08762313.8	6/11/2008	9/14/2011	A METHOD OF CONTINUOUS INK JET PRINTING

93843	Eastman Kodak Company	JP		2010-514089	6/11/2008		A METHOD OF CONTINUOUS INK JET PRINTING

93843	Eastman Kodak Company	US	8272716	12/664,943	6/11/2008	9/25/2012	A METHOD OF CONTINUOUS INK JET PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93844	Eastman Kodak Company	CN	ISSUING	200880023336.2	6/27/2008	1/15/2013	CONTINUOUS INK JET PRINTING OF ENCAPSULATED DROPLETS

93844	Eastman Kodak Company	EP		08762517.4	6/27/2008		CONTINUOUS INK JET PRINTING OF ENCAPSULATED DROPLETS

93844	Eastman Kodak Company	JP		2010-514113	6/27/2008		CONTINUOUS INK JET PRINTING OF ENCAPSULATED DROPLETS

93844	Eastman Kodak Company	US		12/664,938	6/27/2008		CONTINUOUS INK JET PRINTING OF ENCAPSULATED DROPLETS

93852	Eastman Kodak Company	DE	602009010202.8	09745142.1	6/17/2009	10/3/2012	PRINTHEAD HAVING ISOLATED HEATER

93852	Eastman Kodak Company	EP	2313276	09745142.1	6/17/2009	10/3/2012	PRINTHEAD HAVING ISOLATED HEATER

93852	Eastman Kodak Company	GB	2313276	09745142.1	6/17/2009	10/3/2012	PRINTHEAD HAVING ISOLATED HEATER

93852	Eastman Kodak Company	JP		2011-514607	6/17/2009		PRINTHEAD HAVING ISOLATED HEATER

93852	Eastman Kodak Company	NL	2313276	09745142.1	6/17/2009	10/3/2012	PRINTHEAD HAVING ISOLATED HEATER

93852	Eastman Kodak Company	US		12/143,880	6/23/2008		PRINTHEAD HAVING ISOLATED HEATER

93867	Eastman Kodak Company	US		12/670,861	7/2/2008		METHOD OF MANUFACTURING A DYE SENSITIZED SOLAR CELL BY ATMOSPHERIC PRESSURE ATOMIC LAYER DEPOSITION (ALD)

93869	Eastman Kodak Company	US	8318853	12/665,040	6/19/2008	11/27/2012	THERMALLY-RESPONSIVE DISPERSANTS FOR MEDIA FORMULATIONS

93880	Eastman Kodak Company	US	7867679	11/739,118	4/24/2007	1/11/2011	POROUS PARTICLES

93881	Eastman Kodak Company	DE	602008004487.4	08799838.1	4/22/2008	1/12/2011	METHOD OF MAKING POROUS PARTICLES

93881	Eastman Kodak Company	FR	2139942	08799838.1	4/22/2008	1/12/2011	METHOD OF MAKING POROUS PARTICLES

93881	Eastman Kodak Company	GB	2139942	08799838.1	4/22/2008	1/12/2011	METHOD OF MAKING POROUS PARTICLES

93881	Eastman Kodak Company	JP		2010-506230	4/22/2008		METHOD OF MAKING POROUS PARTICLES

93881	Eastman Kodak Company	US	7888410	11/739,121	4/24/2007	2/15/2011	METHOD OF MAKING POROUS PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93882	Eastman Kodak Company	CN		200880109104.9	9/16/2008		PROCESS AND DEPOSITION SYSTEM FOR THIN FILM FORMATION WITH GAS DELIVERY HEAD HAVING SPATIAL SEPARATION OF REACTIVE GASES AND MOVEMENT OF THE SUBSTRATE PASSED THE DELIVERY HEAD

93882	Eastman Kodak Company	EP		08834610.1	9/16/2008		PROCESS AND DEPOSITION SYSTEM FOR THIN FILM FORMATION WITH GAS DELIVERY HEAD HAVING SPATIAL SEPARATION OF REACTIVE GASES AND MOVEMENT OF THE SUBSTRATE PASSED THE DELIVERY HEAD

93882	Eastman Kodak Company	JP		2010-526893	9/16/2008		PROCESS AND DEPOSITION SYSTEM FOR THIN FILM FORMATION WITH GAS DELIVERY HEAD HAVING SPATIAL SEPARATION OF REACTIVE GASES AND MOVEMENT OF THE SUBSTRATE PASSED THE DELIVERY HEAD

93882	Eastman Kodak Company	TW		097136923	9/25/2008		DEPOSITION SYSTEM FOR THIN FILM FORMATION

93882	Eastman Kodak Company	US	8398770	11/861,359	9/26/2007	3/19/2013	DEPOSITION SYSTEM FOR THIN FILM FORMATION

93882	Eastman Kodak Company	US		13/747,505	1/23/2013		DEPOSITION SYSTEM FOR THIN FILM FORMATION

93883	Eastman Kodak Company	CN		200880108960.2	9/18/2008		PROCESS FOR MAKING THIN FILM TRANSISTORS BY ATOMIC LAYER DEPOSITION

93883	Eastman Kodak Company	EP		08833592.2	9/18/2008		PROCESS FOR MAKING THIN FILM TRANSISTORS BY ATOMIC LAYER DEPOSITION

93883	Eastman Kodak Company	JP		2010-526905	9/18/2008		PROCESS FOR MAKING THIN FILM TRANSISTORS BY ATOMIC LAYER DEPOSITION

93883	Eastman Kodak Company	TW		097136924	9/25/2008		PROCESS FOR ATOMIC LAYER DEPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93883	Eastman Kodak Company	US	7851380	11/861,491	9/26/2007	12/14/2010	PROCESS FOR ATOMIC LAYER DEPOSITION

93905	Eastman Kodak Company	CN	ZL200880017816.8	200880017816.8	5/30/2008	11/16/2011	IMAGEABLE ELEMENTS AND METHODS OF USE IN NEGATIVE WORKING LITHOGRAPHIC PRINTING PLATES

93905	Eastman Kodak Company	EP		08767965.0	5/30/2008		IMAGEABLE ELEMENTS AND METHODS OF USE IN NEGATIVE WORKING LITHOGRAPHIC PRINTING PLATES

93905	Eastman Kodak Company	JP	5123379	2010-510352	5/30/2008	11/2/2012	IMAGEABLE ELEMENTS AND METHODS OF USE IN NEGATIVE WORKING LITHOGRAPHIC PRINTING PLATES

93905	Eastman Kodak Company	US	7781143	11/756,036	5/31/2007	8/24/2010	NEGATIVE-WORKING IMAGEABLE ELEMENTS AND METHODS OF USE

93907	Eastman Kodak Company	JP	4980821	2007-214019	8/20/2007	4/27/2012	PROCESSING APPARATUS FOR PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE WITHOUT FORMING A DEPOSIT, AND PROCESSING METHOD USING IT

93908	Eastman Kodak Company	CN		200880104054.5	8/21/2008		PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH A DEVELOPER SOLUTION CONTAINING A HYDROPHILIC POLYMER

93908	Eastman Kodak Company	DE	602007005475.3	07114864.7	8/23/2007	3/24/2010	PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH A DEVELOPER SOLUTION CONTAINING A HYDROPHILIC POLYMER

93908	Eastman Kodak Company	GB	2028548	07114864.7	8/23/2007	3/24/2010	PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH A DEVELOPER SOLUTION CONTAINING A HYDROPHILIC POLYMER

93908	Eastman Kodak Company	JP		2010-521423	8/21/2008		PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH A DEVELOPER SOLUTION CONTAINING A HYDROPHILIC POLYMER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93908	Eastman Kodak Company	NL	2028548	07114864.7	8/23/2007	3/24/2010	PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH A DEVELOPER SOLUTION CONTAINING A HYDROPHILIC POLYMER

93908	Eastman Kodak Company	US		12/669,064	8/21/2008		PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH A DEVELOPER SOLUTION CONTAINING A HYDROPHILIC POLYMER

93935	Eastman Kodak Company	DE	602007017084.2	07857128.8	12/27/2007	9/7/2011	A PRINTING APPARATUS AND A METHOD FOR CONTROLLING THE TRANSPORT OF SHEETS THROUGH A PRINTING APPARATUS

93935	Eastman Kodak Company	FR	2229283	07857128.8	12/27/2007	9/7/2011	A PRINTING APPARATUS AND A METHOD FOR CONTROLLING THE TRANSPORT OF SHEETS THROUGH A PRINTING APPARATUS

93935	Eastman Kodak Company	GB	2229283	07857128.8	12/27/2007	9/7/2011	A PRINTING APPARATUS AND A METHOD FOR CONTROLLING THE TRANSPORT OF SHEETS THROUGH A PRINTING APPARATUS

93935	Eastman Kodak Company	JP		2010-540031	12/27/2007		A PRINTING APPARATUS AND A METHOD FOR CONTROLLING THE TRANSPORT OF SHEETS THROUGH A PRINTING APPARATUS

93935	Eastman Kodak Company	NL	2229283	07857128.8	12/27/2007	9/7/2011	A PRINTING APPARATUS AND A METHOD FOR CONTROLLING THE TRANSPORT OF SHEETS THROUGH A PRINTING APPARATUS

93935	Eastman Kodak Company	US		12/810,152	12/27/2007		A PRINTING APPARATUS AND A METHOD FOR CONTROLLING THE TRANSPORT OF SHEETS THROUGH A PRINTING APPARATUS

93942	Eastman Kodak Company	CN		200980152182.1	12/14/2009		METHOD OF PRODUCING ELECTRONIC CIRCUIT BOARDS USING ELECTROPHOTOGRAPHY

93942	Eastman Kodak Company	EP		09801588.6	12/14/2009		METHOD OF PRODUCING ELECTRONIC CIRCUIT BOARDS USING ELECTROPHOTOGRAPHY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93942	Eastman Kodak Company	JP		2011-542124	12/14/2009		METHOD OF PRODUCING ELECTRONIC CIRCUIT BOARDS USING ELECTROPHOTOGRAPHY

93942	Eastman Kodak Company	US		12/341,099	12/22/2008		METHOD OF PRODUCING ELECTRONIC CIRCUIT BOARDS USING ELECTROPHOTOGRAPHY

93942	Eastman Kodak Company	US		13/616,558	9/14/2012		METHOD OF PRODUCING ELECTRONIC CIRCUIT BOARDS USING ELECTROPHOTOGRAPHY

93944	Eastman Kodak Company	EP		08843561.5	10/22/2008		PROTECTIVE OVERCOAT TRANSFER COMPENSATION

93944	Eastman Kodak Company	US	7852359	11/931,266	10/31/2007	12/14/2010	PROTECTIVE OVERCOAT TRANSFER COMPENSATION

93946	Eastman Kodak Company	EP		08872781.3	12/1/2008		SECURITY CUSTOMIZATION SYSTEM AND METHOD

93946	Eastman Kodak Company	US		11/953,230	12/10/2007		SECURITY CUSTOMIZATION SYSTEM AND METHOD

93946	Eastman Kodak Company	WO		PCT/US08/13258	12/1/2008		SECURITY CUSTOMIZATION SYSTEM AND METHOD

93947	Eastman Kodak Company	CN	ZL200880019051.1	200880019051.1	6/3/2008	4/25/2012	PLATE CUTTING

93947	Eastman Kodak Company	DE	602008010889.9	08768107.8	6/3/2008	10/26/2011	PLATE CUTTING

93947	Eastman Kodak Company	GB	2150411	08768107.8	6/3/2008	10/26/2011	PLATE CUTTING

93947	Eastman Kodak Company	JP		2010-511184	6/3/2008		PLATE CUTTING

93947	Eastman Kodak Company	KR		2009-7025312	6/3/2008		PLATE CUTTING

93947	Eastman Kodak Company	NL	2150411	08768107.8	6/3/2008	10/26/2011	PLATE CUTTING

93947	Eastman Kodak Company	US	7717040	11/758,152	6/5/2007	5/18/2010	PLATE CUTTING

93953	Eastman Kodak Company	CN	ZL200880018105.2	200880018105.2	5/22/2008	2/6/2013	LAMP WITH CONTROLLABLE SPECTRUM

93953	Eastman Kodak Company	EP		08754634.7	5/22/2008		LAMP WITH CONTROLLABLE SPECTRUM

93953	Eastman Kodak Company	JP		2010-510294	5/22/2008		LAMP WITH CONTROLLABLE SPECTRUM

93953	Eastman Kodak Company	TW		097119944	5/29/2008		LAMP WITH CONTROLLABLE SPECTRUM

93953	Eastman Kodak Company	US		11/755,055	5/30/2007		LAMP WITH CONTROLLABLE SPECTRUM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93969	Eastman Kodak Company	EP		08754347.6	5/12/2008		IMAGE DATA NORMALIZATION FOR A MONITORING SYSTEM

93969	Eastman Kodak Company	US	7972266	11/751,652	5/22/2007	7/5/2011	IMAGE DATA NORMALIZATION FOR A MONITORING SYSTEM

93975	Eastman Kodak Company	CN	200880018165.4	200880018165.4	5/22/2008	8/8/2012	METHOD AND APPARATUS FOR PRE-STAGING PRINTING PLATES

93975	Eastman Kodak Company	EP		08754648.7	5/22/2008		METHOD AND APPARATUS FOR PRE-STAGING PRINTING PLATES

93989	Eastman Kodak Company	CN	ISSUING	200880109145.8	9/24/2008	1/5/2013	PROCESS FOR MAKING DOPED ZINC OXIDE

93989	Eastman Kodak Company	EP		08834208.4	9/24/2008		PROCESS FOR MAKING DOPED ZINC OXIDE

93989	Eastman Kodak Company	JP		2010-526931	9/24/2008		PROCESS FOR MAKING DOPED ZINC OXIDE

93989	Eastman Kodak Company	TW		097136925	9/25/2008		PROCESS FOR MAKING DOPED ZINC OXIDE

93989	Eastman Kodak Company	US	7972898	11/861,455	9/26/2007	7/5/2011	PROCESS FOR MAKING DOPED ZINC OXIDE

93990	Eastman Kodak Company	CN	200880108974.4	200880108974.4	9/17/2008	8/8/2012	PROCESS FOR FORMING THIN FILM ENCAPSULATION LAYERS

93990	Eastman Kodak Company	EP		08832964.4	9/17/2008		PROCESS FOR FORMING THIN FILM
							ENCAPSULATION LAYERS

93990	Eastman Kodak Company	JP		2010-526900	9/17/2008		PROCESS FOR FORMING THIN FILM
							ENCAPSULATION LAYERS

93990	Eastman Kodak Company	US		13/303,513	11/23/2011		PROCESS FOR FORMING THIN FILM ENCAPSULATION LAYERS

93991	Eastman Kodak Company	CN		200880109120.8	9/16/2008		PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

93991	Eastman Kodak Company	EP		08833709.2	9/16/2008		PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

93991	Eastman Kodak Company	JP		2010-526894	9/16/2008		PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

93991	Eastman Kodak Company	TW		097136919	9/25/2008		PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
93991	Eastman Kodak Company	US	8030212	11/861,658	9/26/2007	10/4/2011	PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

93998-1	Eastman Kodak Company	EP		08795279.2	8/13/2008		STORING AND PRESENTING ANCILLARY INFORMATION OBTAINED FROM SCANNED PRINTS

93998-1	Eastman Kodak Company	JP		2010-521022	8/13/2008		STORING AND PRESENTING ANCILLARY INFORMATION OBTAINED FROM SCANNED PRINTS

93998-1	Eastman Kodak Company	US	8306368	11/839,711	8/16/2007	11/6/2012	STORING AND PRESENTING ANCILLARY INFORMATION OBTAINED FROM SCANNED PRINTS

93999	Eastman Kodak Company	CN	ZL200880023287.2	200880023287.2	6/27/2008	2/6/2013	MONODISPERSE DROPLET GENERATION

93999	Eastman Kodak Company	DE	2164617	08762513.3	6/27/2008	3/27/2013	MONODISPERSE DROPLET GENERATION

93999	Eastman Kodak Company	EP	2164617	08762513.3	6/27/2008	3/27/2013	MONODISPERSE DROPLET GENERATION

93999	Eastman Kodak Company	GB	2164617	08762513.3	6/27/2008	3/27/2013	MONODISPERSE DROPLET GENERATION

93999	Eastman Kodak Company	JP		2010-514110	6/27/2008		MONODISPERSE DROPLET GENERATION

93999	Eastman Kodak Company	NL	2164617	08762513.3	6/27/2008	3/27/2013	MONODISPERSE DROPLET GENERATION

93999	Eastman Kodak Company	US	8302880	12/664,941	6/27/2008	11/6/2012	MONODISPERSE DROPLET GENERATION

94003	Eastman Kodak Company	CN		200880109453.0	9/24/2008		METHOD FOR MAKING LITHOGRAPHIC PLATES

94003	Eastman Kodak Company	EP		07117078.1	9/24/2007		METHOD FOR MAKING LITHOGRAPHIC PLATES

94003	Eastman Kodak Company	JP		2010-525270	9/24/2008		METHOD FOR MAKING LITHOGRAPHIC PLATES

94003	Eastman Kodak Company	US	8361701	12/677,904	9/24/2008	1/29/2013	METHOD FOR MAKING LITHOGRAPHIC PLATES

94015	Eastman Kodak Company	US	7705857	11/950,826	12/5/2007	4/27/2010	METHOD AND APPARATUS FOR CHARACTERIZING AND CORRECTING FOR HUE SHIFTS IN SATURATED COLORS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94032	Eastman Kodak Company	US	7629112	12/129,726	5/30/2008	12/8/2009	COLOR PHOTOGRAPHIC MATERIALS WITH YELLOW MINIMUM DENSITY COLORANTS

94033	Eastman Kodak Company	US	7632632	12/147,548	6/27/2008	12/15/2009	COLOR PHOTOGRAPHIC MATERIALS WITH MAGENTA MINIMUM DENSITY DYES

94039	Eastman Kodak Company	US	7943277	11/945,612	11/27/2007	5/17/2011	SOL GEL OVERCOATS
							INCORPORATING ZINC ANTIMONATE NANOPARTICLES

94041	Eastman Kodak Company	EP		08795277.6	8/13/2008		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

94041	Eastman Kodak Company	JP		2010-521853	8/13/2008		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

94041	Eastman Kodak Company	US	8145116	11/842,235	8/21/2007	3/27/2012	ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

94042	Eastman Kodak Company	US	7964328	11/829,984	7/30/2007	6/21/2011	CONDENSATION POLYMER PHOTOCONDUCTIVE ELEMENTS

94060	Eastman Kodak Company	US	7838889	11/837,026	8/10/2007	11/23/2010	SOLID-STATE AREA ILLUMINATION SYSTEM

94067	Eastman Kodak Company	DE	602008016203.6	08768487.4	6/16/2008	6/6/2012	METHOD AND APPARATUS FOR UNLOADING PRINTING PLATES

94067	Eastman Kodak Company	EP	2155491	08768487.4	6/16/2008	6/6/2012	METHOD AND APPARATUS FOR UNLOADING PRINTING PLATES

94067	Eastman Kodak Company	GB	2155491	08768487.4	6/16/2008	6/6/2012	METHOD AND APPARATUS FOR UNLOADING PRINTING PLATES

94067	Eastman Kodak Company	NL	2155491	08768487.4	6/16/2008	6/6/2012	METHOD AND APPARATUS FOR UNLOADING PRINTING PLATES

94070	Eastman Kodak Company	CN		200880100348.0	7/16/2008		REGISTERING PRINTING SLEEVE SEGMENTS

94070	Eastman Kodak Company	DE	602008013628.0	08794513.5	7/16/2008	2/22/2012	REGISTERING PRINTING SLEEVE SEGMENTS

94070	Eastman Kodak Company	GB	2170607	08794513.5	7/16/2008	2/22/2012	REGISTERING PRINTING SLEEVE SEGMENTS

94070	Eastman Kodak Company	JP		2010-518181	7/16/2008		REGISTERING PRINTING SLEEVE SEGMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94070	Eastman Kodak Company	NL	2170607	08794513.5	7/16/2008	2/22/2012	REGISTERING PRINTING SLEEVE SEGMENTS

94070	Eastman Kodak Company	US	8096239	11/782,111	7/24/2007	1/17/2012	REGISTERING PRINTING SLEEVE SEGMENTS

94072	Eastman Kodak Company	US	7875314	11/962,570	12/21/2007	1/25/2011	METHOD FOR USING RECEIVER MEDIUM HAVING ADJUSTABLE PROPERTIES

94074	Eastman Kodak Company	EP		08868591.2	12/15/2008		INKS FOR HIGH SPEED DURABLE INKJET PRINTING

94074	Eastman Kodak Company	US		12/234,753	9/22/2008		INKS FOR HIGH SPEED DURABLE INKJET PRINTING

94075	Eastman Kodak Company	US	8044115	12/234,760	9/22/2008	10/25/2011	PIGMENT-BASED INKS WITH IMPROVED JETTING LATENCY

94076	Eastman Kodak Company	CN	ZL200880022106.4	200880022106.4	6/13/2008	3/14/2012	HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES

94076	Eastman Kodak Company	DE	602008019815.4	08768427.0	6/13/2008	10/31/2012	HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES

94076	Eastman Kodak Company	EP	2160775	08768427.0	6/13/2008	10/31/2012	HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES

94076	Eastman Kodak Company	GB	2160775	08768427.0	6/13/2008	10/31/2012	HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES

94076	Eastman Kodak Company	JP		2010-514757	6/13/2008		HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES

94076	Eastman Kodak Company	NL	2160775	08768427.0	6/13/2008	10/31/2012	HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES

94076	Eastman Kodak Company	US	7781076	11/768,262	6/26/2007	8/24/2010	HETEROPYRENE-BASED SEMICONDUCTOR MATERIALS FOR ELECTRONIC DEVICES AND METHODS OF MAKING THE SAME

94077	Eastman Kodak Company	CN		200880109154.7	9/24/2008		DEPOSITION SYSTEM FOR THIN FILM FORMATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94077	Eastman Kodak Company	DE	602008005766.6	08833340.6	9/24/2008	3/23/2011	DEPOSITION SYSTEM FOR THIN FILM FORMATION

94077	Eastman Kodak Company	GB	2191035	08833340.6	9/24/2008	3/23/2011	DEPOSITION SYSTEM FOR THIN FILM FORMATION

94077	Eastman Kodak Company	JP		2010-526933	9/24/2008		DEPOSITION SYSTEM FOR THIN FILM FORMATION

94077	Eastman Kodak Company	NL	2191035	08833340.6	9/24/2008	3/23/2011	DEPOSITION SYSTEM FOR THIN FILM FORMATION

94077	Eastman Kodak Company	TW		097136922	9/25/2008		DEPOSITION SYSTEM FOR THIN FILM FORMATION

94077	Eastman Kodak Company	US	8182608	11/861,420	9/26/2007	5/22/2012	DEPOSITION SYSTEM FOR THIN FILM FORMATION

94079	Eastman Kodak Company	CN		200880108808.4	9/24/2008		PROCESS AND DEPOSITION SYSTEM FOR THIN FILM FORMATION WITH GAS DELIVERY HEAD HAVING SPATIAL SEPARATION OF REACTIVE GASES AND MOVEMENT OF THE SUBSTRATE PASSED THE DELIVERY HEAD

94079	Eastman Kodak Company	EP		08833304.2	9/24/2008		PROCESS AND DEPOSITION SYSTEM FOR THIN FILM FORMATION WITH GAS DELIVERY HEAD HAVING SPATIAL SEPARATION OF REACTIVE GASES AND MOVEMENT OF THE SUBSTRATE PASSED THE DELIVERY HEAD

94079	Eastman Kodak Company	JP		2010-526934	9/24/2008		PROCESS AND DEPOSITION SYSTEM FOR THIN FILM FORMATION WITH GAS DELIVERY HEAD HAVING SPATIAL SEPARATION OF REACTIVE GASES AND MOVEMENT OF THE SUBSTRATE PASSED THE DELIVERY HEAD

94079	Eastman Kodak Company	TW		097136931	9/25/2008		SYSTEM FOR THIN FILM DEPOSITION UTILIZING COMPENSATING FORCES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94079	Eastman Kodak Company	US	7572686	11/861,372	9/26/2007	8/11/2009	SYSTEM FOR THIN FILM DEPOSITION UTILIZING COMPENSATING FORCES

94079	Eastman Kodak Company	US	7850780	12/464,904	5/13/2009	12/14/2010	SYSTEM FOR THIN FILM DEPOSITION UTILIZING COMPENSATING FORCES

94084	Eastman Kodak Company	CN	ISSUING	200880022306.X	6/24/2008	10/23/2012	LAMINATION DEVICE METHOD FOR FLEXOGRAPHIC PLATE MANUFACTURING

94084	Eastman Kodak Company	EP		08768738.0	6/24/2008		LAMINATION DEVICE METHOD FOR FLEXOGRAPHIC PLATE MANUFACTURING

94084	Eastman Kodak Company	JP		2010-514777	6/24/2008		LAMINATION DEVICE METHOD FOR FLEXOGRAPHIC PLATE MANUFACTURING

94084	Eastman Kodak Company	US	7807001	11/770,374	6/28/2007	10/5/2010	LAMINATION DEVICE METHOD FOR FLEXOGRAPHIC PLATE MANUFACTURING

94084	Eastman Kodak Company	US	7802598	12/780,185	5/14/2010	9/28/2010	LAMINATION DEVICE METHOD FOR FLEXOGRAPHIC PLATE MANUFACTURING

94086	Eastman Kodak Company	DE	602008009381.6	08837595.1	9/23/2008	8/31/2011	POROUS PARTICLES WITH NON-POROUS SHELL

94086	Eastman Kodak Company	GB	2198345	08837595.1	9/23/2008	8/31/2011	POROUS PARTICLES WITH NON-POROUS SHELL

94086	Eastman Kodak Company	NL	2198345	08837595.1	9/23/2008	8/31/2011	POROUS PARTICLES WITH NON-POROUS SHELL

94086	Eastman Kodak Company	TW		097139063	10/9/2008		POROUS PARTICLES WITH NON-POROUS SHELL

94086	Eastman Kodak Company	US		11/870,651	10/11/2007		POROUS PARTICLES WITH NON-POROUS SHELL

94087	Eastman Kodak Company	EP		08843171.3	10/10/2008		IMPROVED FUSER FLUID

94087	Eastman Kodak Company	JP		2010-529921	10/10/2008		IMPROVED FUSER FLUID

94087	Eastman Kodak Company	US	8012915	11/875,264	10/19/2007	9/6/2011	FUSER FLUID

94088	Eastman Kodak Company	CN	ISSUING	200880022782.1	6/25/2008	11/14/2012	TETRACARBOXYLIC DIIMIDE SEMICONDUCTOR FOR THIN FILM TRANSISTORS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94088	Eastman Kodak Company	JP		2010-514797	6/25/2008		TETRACARBOXYLIC DIIMIDE SEMICONDUCTOR FOR THIN FILM TRANSISTORS

94088	Eastman Kodak Company	US	7858970	11/771,196	6/29/2007	12/28/2010	HETEROCYCLOALKYL-SUBSTITUTED NAPHTHALENE-BASED TETRACARBOXYLIC DIIMIDE COMPOUNDS AS N-TYPE SEMICONDUCTOR MATERIALS FOR THIN FILM TRANSISTORS

94092	Eastman Kodak Company	CN	ZL200880023050.4	200880023050.4	6/27/2008	12/12/2012	CONTINUOUS INKJET DROP GENERATION DEVICE

94092	Eastman Kodak Company	EP		08762510.9	6/27/2008		CONTINUOUS INKJET DROP GENERATION DEVICE

94092	Eastman Kodak Company	JP		2010-514109	6/27/2008		CONTINUOUS INKJET DROP GENERATION DEVICE

94092	Eastman Kodak Company	US		12/664,937	6/27/2008		CONTINUOUS INKJET DROP GENERATION DEVICE

94094	Eastman Kodak Company	EP		08780027.2	7/8/2008		PRINTING OF OPTICAL ELEMENTS BY ELECTROGRAPHY

94094	Eastman Kodak Company	JP		2010-516040	7/8/2008		PRINTING OF OPTICAL ELEMENTS BY ELECTROGRAPHY

94094	Eastman Kodak Company	US	7831178	11/777,360	7/13/2007	11/9/2010	PRINTING OF OPTICAL ELEMENTS BY ELECTROGRAPHY

94096	Eastman Kodak Company	DE	2205446	08848404.3	11/4/2008	7/11/2012	INKJET RECORDING ELEMENT

94096	Eastman Kodak Company	EP	2205446	08848404.3	11/4/2008	7/11/2012	INKJET RECORDING ELEMENT

94096	Eastman Kodak Company	GB	2205446	08848404.3	11/4/2008	7/11/2012	INKJET RECORDING ELEMENT

94096	Eastman Kodak Company	JP		2010-533087	11/4/2008		INKJET RECORDING ELEMENT

94096	Eastman Kodak Company	NL	2205446	08848404.3	11/4/2008	7/11/2012	INKJET RECORDING ELEMENT

94096	Eastman Kodak Company	US	8247044	11/936,815	11/8/2007	8/21/2012	INKJET RECORDING ELEMENT

94101	Eastman Kodak Company	EP		08794541.6	7/17/2008		JOB STARTUP CONTROL FOR JOB QUEUING

94101	Eastman Kodak Company	JP		2010-518195	7/17/2008		JOB STARTUP CONTROL FOR JOB QUEUING

94101	Eastman Kodak Company	US		11/782,670	7/25/2007		JOB STARTUP CONTROL FOR JOB QUEUING

94102	Eastman Kodak Company	US	8035836	11/782,680	7/25/2007	10/11/2011	FAST JOB HALT IN A HIGH SPEED PRESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94103	Eastman Kodak Company	CN		200880100425.2	7/21/2008		MULTI-HEAD PRESS DATA DELIVERY RATE CONTROL

94103	Eastman Kodak Company	DE	602008005152.8	08794608.3	7/21/2008	2/23/2011	MULTI-HEAD PRESS DATA DELIVERY RATE CONTROL

94103	Eastman Kodak Company	GB	2171646	08794608.3	7/21/2008	2/23/2011	MULTI-HEAD PRESS DATA DELIVERY RATE CONTROL

94103	Eastman Kodak Company	NL	2171646	08794608.3	7/21/2008	2/23/2011	MULTI-HEAD PRESS DATA DELIVERY RATE CONTROL

94103	Eastman Kodak Company	US	7911636	11/782,688	7/25/2007	3/22/2011	MULTI-HEAD PRESS DATA DELIVERY RATE CONTROL

94105	Eastman Kodak Company	DE	602008004359.2	08795412.9	8/18/2008	1/5/2011	TONER-BASED NOISE REDUCTION IN ELECTROSTATOGRAPHY

94105	Eastman Kodak Company	GB	2179396	08795412.9	8/18/2008	1/5/2011	TONER-BASED NOISE REDUCTION IN ELECTROSTATOGRAPHY

94105	Eastman Kodak Company	JP		2010-522905	8/18/2008		TONER-BASED NOISE REDUCTION IN ELECTROSTATOGRAPHY

94105	Eastman Kodak Company	NL	2179396	08795412.9	8/18/2008	1/5/2011	TONER-BASED NOISE REDUCTION IN ELECTROSTATOGRAPHY

94105	Eastman Kodak Company	TW		097132232	8/22/2008		TONER-BASED NOISE REDUCTION IN ELECTROSTATOGRAPHY

94105	Eastman Kodak Company	US	7755802	11/844,419	8/24/2007	7/13/2010	TONER-BASED NOISE REDUCTION IN ELECTROSTATOGRAPHY

94107	Eastman Kodak Company	EP		08768761.2	6/25/2008		SELF-CLEANING ELECTROPHOTOGRAPHIC TONING ROLLER SYSTEM

94107	Eastman Kodak Company	US	7885584	11/770,870	6/29/2007	2/8/2011	SELF-CLEANING ELECTROPHOTOGRAPHIC TONING ROLLER SYSTEM

94123	Eastman Kodak Company	DE	602008009169.4	08843911.2	10/28/2008	8/24/2011	IMPROVED MICROMEDIA MILLING PROCESS

94123	Eastman Kodak Company	GB	2212385	08843911.2	10/28/2008	8/24/2011	IMPROVED MICROMEDIA MILLING PROCESS

94123	Eastman Kodak Company	JP		2010-532034	10/28/2008		IMPROVED MICROMEDIA MILLING PROCESS

94123	Eastman Kodak Company	NL	2212385	08843911.2	10/28/2008	8/24/2011	IMPROVED MICROMEDIA MILLING PROCESS

94123	Eastman Kodak Company	US	7441717	11/931,948	10/31/2007	10/28/2008	IMPROVED MICROMEDIA MILLING PROCESS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94138	Eastman Kodak Company	US	8122356	11/866,636	10/3/2007	2/21/2012	METHOD FOR IMAGE ANIMATION USING IMAGE VALUE RULES

94141	Eastman Kodak Company	CN	ZL200880109733.1	200880109733.1	10/8/2008	11/28/2012	AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	DE	602008022177.6	08839367.3	10/8/2008	2/13/2013	AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	EP	2200829	08839367.3	10/8/2008	2/13/2013	AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	EP		10159905.8	4/14/2010		AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	GB	2200829	08839367.3	10/8/2008	2/13/2013	AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	JP		2010-529919	10/8/2008		AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	NL	2200829	08839367.3	10/8/2008	2/13/2013	AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94141	Eastman Kodak Company	US	8029105	11/873,655	10/17/2007	10/4/2011	AMBIENT PLASMA TREATMENT OF PRINTER COMPONENTS

94144	Eastman Kodak Company	CN	ISSUING	200880109109.1	9/9/2008	1/4/2013	METHOD OF PATTERNING A MESOPOROUS NANO PARTICULATE LAYER

94144	Eastman Kodak Company	DE	602008004929.9	08806219.5	9/9/2008	2/9/2011	METHOD OF PATTERNING A MESOPOROUS NANO PARTICULATE LAYER

94144	Eastman Kodak Company	JP		2010-526351	9/9/2008		METHOD OF PATTERNING A MESOPOROUS NANO PARTICULATE LAYER

94144	Eastman Kodak Company	NL	2193220	08806219.5	9/9/2008	2/9/2011	METHOD OF PATTERNING A MESOPOROUS NANO PARTICULATE LAYER

94144	Eastman Kodak Company	US	8324008	12/677,132	9/9/2008	12/4/2012	METHOD OF PATTERNING A MESOPOROUS NANO PARTICULATE LAYER

94146	Eastman Kodak Company	EP		08780289.8	7/21/2008		ENGRAVING WITH AMPLIFIER HAVING MULTIPLE EXIT PORTS

94147	Eastman Kodak Company	US		11/833,264	8/3/2007		STOCHASTIC HALFTONE IMAGES BASED ON SCREENING PARAMETERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94148	Eastman Kodak Company	US		11/833,267	8/3/2007		METHOD FOR GENERATING STOCHASTIC DITHER MATRIX

94149	Eastman Kodak Company	EP		08780004.1	7/7/2008		METHOD AND SYSTEM FOR CONVERTING A DOCUMENT

94149	Eastman Kodak Company	US	7990574	11/880,380	7/20/2007	8/2/2011	METHOD AND SYSTEM FOR CONVERTING A DOCUMENT

94150	Eastman Kodak Company	CN	ZL200880108599.3	200880108599.3	9/9/2008	3/21/2012	METHOD OF MAKING A COLOUR FILTER ARRAY

94150	Eastman Kodak Company	EP		08788564.6	9/9/2008		METHOD OF MAKING A COLOUR FILTER ARRAY

94150	Eastman Kodak Company	JP		2010-526350	9/9/2008		METHOD OF MAKING A COLOUR FILTER ARRAY

94150	Eastman Kodak Company	US		12/677,901	9/9/2008		METHOD OF MAKING A COLOUR FILTER ARRAY

94153	Eastman Kodak Company	CN	ZL200880108596.X	200880108596.X	9/15/2008	9/5/2012	PRINTING APPARATUS AND METHOD THEREOF

94153	Eastman Kodak Company	DE	602008022173.3	08832983.4	9/15/2008	2/13/2013	MEMS PRINTHEAD BASED COMPRESSED FLUID PRINTING SYSTEM

94153	Eastman Kodak Company	EP	2193029	08832983.4	9/15/2008	2/13/2013	MEMS PRINTHEAD BASED COMPRESSED FLUID PRINTING SYSTEM

94153	Eastman Kodak Company	GB	2193029	08832983.4	9/15/2008	2/13/2013	MEMS PRINTHEAD BASED COMPRESSED FLUID PRINTING SYSTEM

94153	Eastman Kodak Company	NL	2193029	08832983.4	9/15/2008	2/13/2013	MEMS PRINTHEAD BASED COMPRESSED FLUID PRINTING SYSTEM

94153	Eastman Kodak Company	TW		097136646	9/24/2008		MEMS PRINTHEAD BASED COMPRESSED FLUID PRINTING SYSTEM

94153	Eastman Kodak Company	US	7762647	11/860,820	9/25/2007	7/27/2010	MEMS PRINTHEAD BASED COMPRESSED FLUID PRINTING SYSTEM

94164	Eastman Kodak Company	CN		200880113778.6	8/12/2008		DEVICE CONTAINING NON-BLINKING QUANTUM DOTS

94164	Eastman Kodak Company	EP		08795222.2	8/12/2008		DEVICE CONTAINING NON-BLINKING QUANTUM DOTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94164	Eastman Kodak Company	JP		2010-530992	8/12/2008		DEVICE CONTAINING NON-BLINKING QUANTUM DOTS

94164	Eastman Kodak Company	TW		097132778	8/27/2008		DEVICE CONTAINING NON-BLINKING QUANTUM DOTS

94164	Eastman Kodak Company	US	7777233	11/928,292	10/30/2007	8/17/2010	DEVICE CONTAINING NON-BLINKING QUANTUM DOTS

94164	Eastman Kodak Company	US	8242515	12/791,173	6/1/2010	8/14/2012	DEVICE CONTAINING NON-BLINKING QUANTUM DOTS

94168	Eastman Kodak Company	US	7569255	11/855,377	9/14/2007	8/4/2009	GLOSSY INKJET RECORDING MEDIUM AND METHODS THEREFOR

94168	Eastman Kodak Company	US	8034422	12/436,816	5/7/2009	10/11/2011	GLOSSY INKJET RECORDING MEDIUM AND METHODS THEREFOR

94169	Eastman Kodak Company	US	7639426	11/950,877	12/5/2007	12/29/2009	MICRO-LENS ENHANCED ELEMENT

94175	Eastman Kodak Company	EP		08831983.5	8/6/2008		STEERING FLUID JETS

94175	Eastman Kodak Company	US	7850289	11/840,296	8/17/2007	12/14/2010	STEERING FLUID JETS

94179	Eastman Kodak Company	DE	602009002416.7	09704685.8	1/20/2009	8/31/2011	IMAGEABLE ELEMENTS WITH COALESCING CORE-SHELL PARTICLES

94179	Eastman Kodak Company	FR	2257433	09704685.8	1/20/2009	8/31/2011	IMAGEABLE ELEMENTS WITH COALESCING CORE-SHELL PARTICLES

94179	Eastman Kodak Company	GB	2257433	09704685.8	1/20/2009	8/31/2011	IMAGEABLE ELEMENTS WITH COALESCING CORE-SHELL PARTICLES

94180	Eastman Kodak Company	CN		200880104514.4	8/21/2008		IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94180	Eastman Kodak Company	EP		08795491.3	8/21/2008		IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94180	Eastman Kodak Company	JP		2010-522913	8/21/2008		IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94180	Eastman Kodak Company	US	8283101	11/847,368	8/30/2007	10/9/2012	IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94181	Eastman Kodak Company	CN	ZL200880102901.4	200880102901.4	8/4/2008	8/29/2012	MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

94181	Eastman Kodak Company	EP		08827302.4	8/4/2008		MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

94181	Eastman Kodak Company	JP		2010-519959	8/4/2008		MULTI-LAYER IMAGEABLE ELEMENT WITH IMPROVED PROPERTIES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94181	Eastman Kodak Company	US	7824840	11/836,840	8/10/2007	11/2/2010	MULTI-LAYER IMAGEABLE ELEMENT WITH SOLVENT RESISTANCE

94187	Eastman Kodak Company	CN		200980143455.6	11/12/2009		DOCUMENT TRANSPORT APPARATUS

94187	Eastman Kodak Company	EP		09756587.3	11/12/2009		DOCUMENT TRANSPORT APPARATUS

94187	Eastman Kodak Company	JP		2011-537414	11/12/2009		DOCUMENT TRANSPORT APPARATUS

94187	Eastman Kodak Company	TW		098139756	11/23/2009		DOCUMENT TRANSPORT APPARATUS

94187	Eastman Kodak Company	US	7828279	12/276,641	11/24/2008	11/9/2010	DOCUMENT TRANSPORT APPARATUS

94192	Eastman Kodak Company	EP		08866746.4	12/15/2008		INKJET INK SETS FOR HIGH SPEED PRINTING

94192	Eastman Kodak Company	JP		2010-540638	12/15/2008		INKJET INK SETS FOR HIGH SPEED PRINTING

94192	Eastman Kodak Company	US		11/964,846	12/27/2007		INKJET SETS FOR HIGH SPEED PRINTING ON PLAIN PAPERS AND GLOSSY MEDIA

94193	Eastman Kodak Company	US		12/234,744	9/22/2008		INKS FOR HIGH SPEED DURABLE INKJET PRINTING

94194	Eastman Kodak Company	CN		200980112616.5	3/30/2009		PRODUCTION OF SILVER SULFATE GRAINS IN PRESENCE OF AQUEOUS SOLUBLE FLUORINATED ADDITIVES

94194	Eastman Kodak Company	EP		09731077.5	3/30/2009		PRODUCTION OF SILVER SULFATE GRAINS IN PRESENCE OF AQUEOUS SOLUBLE FLUORINATED ADDITIVES

94194	Eastman Kodak Company	JP		2011-503971	3/30/2009		PRODUCTION OF SILVER SULFATE GRAINS IN PRESENCE OF AQUEOUS SOLUBLE FLUORINATED ADDITIVES

94194	Eastman Kodak Company	US	7655212	12/101,237	4/11/2008	2/2/2010	PRODUCTION OF SILVER SULFATE GRAINS USING A FLUORINATED ADDITIVE

94204	Eastman Kodak Company	CN	ZL2008801004807.2	200880104807.2	8/12/2008	6/27/2012	ENGRAVING OF PRINTING PLATES

94204	Eastman Kodak Company	EP		08795216.4	8/12/2008		ENGRAVING OF PRINTING PLATES

94204	Eastman Kodak Company	JP		2010-522896	8/12/2008		ENGRAVING OF PRINTING PLATES

94204	Eastman Kodak Company	US		11/845,141	8/27/2007		ENGRAVING OF PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94217	Eastman Kodak Company	CN		200880109091.5	9/24/2008		DELIVERY DEVICE FOR DEPOSITION

94217	Eastman Kodak Company	EP		08834008.8	9/24/2008		DELIVERY DEVICE FOR DEPOSITION

94217	Eastman Kodak Company	JP		2010-526932	9/24/2008		DELIVERY DEVICE FOR DEPOSITION

94217	Eastman Kodak Company	TW		097136921	9/25/2008		DELIVERY DEVICE FOR DEPOSITION

94217	Eastman Kodak Company	US	8211231	11/861,402	9/26/2007	7/3/2012	DELIVERY DEVICE FOR DEPOSITION

94217	Eastman Kodak Company	US		13/466,507	5/8/2012		DELIVERY DEVICE FOR DEPOSITION

94217	Eastman Kodak Company	US		13/776,831	2/26/2013		DELIVERY DEVICE FOR DEPOSITION

94218	Eastman Kodak Company	CN		200880108812.0	9/17/2008		PROCESS FOR DEPOSITING ORGANIC MATERIALS

94218	Eastman Kodak Company	EP		08833728.2	9/17/2008		PROCESS FOR DEPOSITING ORGANIC MATERIALS

94218	Eastman Kodak Company	JP		2010-526899	9/17/2008		PROCESS FOR DEPOSITING ORGANIC MATERIALS

94218	Eastman Kodak Company	US	7858144	11/861,618	9/26/2007	12/28/2010	PROCESS FOR DEPOSITING ORGANIC MATERIALS

94218	Eastman Kodak Company	WO		PCT/US08/10801	9/17/2008		PROCESS FOR DEPOSITING ORGANIC MATERIALS

94235	Eastman Kodak Company	US	7892713	11/862,493	9/27/2007	2/22/2011	PHOTOCONDUCTORS CONTAINING TEREPHTHALATE ESTERS

94239	Eastman Kodak Company	EP		08831365.5	9/12/2008		PARALLEL PROCESSING OF PAGE DESCRIPTION LANGUAGE

94239	Eastman Kodak Company	JP		2010-525808	9/12/2008		PARALLEL PROCESSING OF PAGE DESCRIPTION LANGUAGE

94240	Eastman Kodak Company	CN		200880113211.9	8/18/2008		MAKING COLLOIDAL TERNARY NANOCRYSTALS

94240	Eastman Kodak Company	EP		08795413.7	8/18/2008		MAKING COLLOIDAL TERNARY
							NANOCRYSTALS

94240	Eastman Kodak Company	JP		2010-530993	8/18/2008		MAKING COLLOIDAL TERNARY NANOCRYSTALS

94240	Eastman Kodak Company	TW		097132770	8/27/2008		MAKING COLLOIDAL TERNARY NANOCRYSTALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94240	Eastman Kodak Company	US		11/926,538	10/29/2007		MAKING COLLOIDAL TERNARY NANOCRYSTALS

94252	Eastman Kodak Company	US	7763413	11/872,772	10/16/2007	7/27/2010	METHODS FOR IMAGING AND PROCESSING NEGATIVE-WORKING IMAGEABLE ELEMENTS

94253	Eastman Kodak Company	CN		200980103362.0	1/22/2009		PROVIDING OR CORRECTING A FLEXOGRAPHIC PRINTING MEMBER

94253	Eastman Kodak Company	DE	602009005903.3	09706675.7	1/22/2009	3/14/2012	PROVIDING OR CORRECTING A FLEXOGRAPHIC PRINTING MEMBER

94253	Eastman Kodak Company	GB	2240321	09706675.7	1/22/2009	3/14/2012	PROVIDING OR CORRECTING A FLEXOGRAPHIC PRINTING MEMBER

94253	Eastman Kodak Company	JP		2010-544327	1/22/2009		PROVIDING OR CORRECTING A FLEXOGRAPHIC PRINTING MEMBER

94267	Eastman Kodak Company	EP		10779653.4	11/15/2010		CONTINUOUS INKJET PRINTER AQUOUS INK COMPOSITION

94267	Eastman Kodak Company	US	8398191	12/624,444	11/24/2009	3/19/2013	CONTINUOUS INKJET PRINTER AQUOUS INK COMPOSITION

94276	Eastman Kodak Company	US	8041264	12/548,470	8/27/2009	10/18/2011	MULTIPLE-CHANNELED LAYER PRINTING BY ELECTROGRAPHY

94278	Eastman Kodak Company	US		13/178,726	7/8/2011		PRINTER HAVING AUTOMATIC CROSS-TRACK DENSITY CORRECTION

94278	Eastman Kodak Company	WO		PCT/US12/43975	6/25/2012		PRINTER HAVING AUTOMATIC CROSS-TRACK DENSITY CORRECTION

94284	Eastman Kodak Company	EP		09716382.8	2/20/2009		DUAL SEATING QUICK CONNECT VALVE

94284	Eastman Kodak Company	JP		2010-548679	2/20/2009		DUAL SEATING QUICK CONNECT VALVE

94284	Eastman Kodak Company	TW		098106519	2/27/2009		DUAL SEATING QUICK CONNECT VALVE

94284	Eastman Kodak Company	US	8083332	12/040,048	2/29/2008	12/27/2011	DUAL SEATING QUICK CONNECT VALVE

94288	Eastman Kodak Company	CN	ZL200880109095.3	200880109095.3	9/17/2008	2/13/2013	ORGANOSILOXANE MATERIALS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94288	Eastman Kodak Company	DE	602008012938.1	08833324.0	9/17/2008	1/25/2012	PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

94288	Eastman Kodak Company	GB	2193218	08833324.0	9/17/2008	1/25/2012	PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

94288	Eastman Kodak Company	JP		2010-526903	9/17/2008		ORGANOSILOXANE MATERIALS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

94288	Eastman Kodak Company	NL	2193218	08833324.0	9/17/2008	1/25/2012	PROCESS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

94288	Eastman Kodak Company	TW		097136917	9/25/2008		ORGANOSILOXANE MATERIALS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

94288	Eastman Kodak Company	US	8017183	11/861,705	9/26/2007	9/13/2011	ORGANOSILOXANE MATERIALS FOR SELECTIVE AREA DEPOSITION OF INORGANIC MATERIALS

94289	Eastman Kodak Company	DE	602009008290.6	09788798.8	6/12/2009	7/11/2012	INK TANK FOR INKJET PRINTERS

94289	Eastman Kodak Company	EP	2326510	09788798.8	6/12/2009	7/11/2012	INK TANK FOR INKJET PRINTERS

94289	Eastman Kodak Company	GB	2326510	09788798.8	6/12/2009	7/11/2012	INK TANK FOR INKJET PRINTERS

94289	Eastman Kodak Company	JP		2011-513507	6/12/2009		INK TANK FOR INKJET PRINTERS

94289	Eastman Kodak Company	NL	2326510	09788798.8	6/12/2009	7/11/2012	INK TANK FOR INKJET PRINTERS

94289	Eastman Kodak Company	US	8132899	12/139,544	6/16/2008	3/13/2012	INK TANK FOR INKJET PRINTERS

94289	Eastman Kodak Company	US	8397740	13/313,060	12/7/2011	3/19/2013	INK TANK FOR INKJET PRINTER

94303	Eastman Kodak Company	CN		200980151540.7	12/14/2009		SYSTEM AND METHOD FOR
							GENERATING A CONTEXT
							ENHANCED WORK OF
							COMMUNICATION

94303	Eastman Kodak Company	EP		09799762.1	12/14/2009		SYSTEM AND METHOD FOR
							GENERATING A CONTEXT
							ENHANCED WORK OF
							COMMUNICATION

94303	Eastman Kodak Company	JP		2011-542120	12/14/2009		SYSTEM AND METHOD FOR
							GENERATING A CONTEXT
							ENHANCED WORK OF
							COMMUNICATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94303	Eastman Kodak Company	US	8219513	12/340,216	12/19/2008	7/10/2012	SYSTEM AND METHOD FOR GENERATING A CONTEXT ENHANCED WORK OF COMMUNICATION

94311	Eastman Kodak Company	EP		09789359.8	9/22/2009		MARKING ELEMENT REGISTRATION

94311	Eastman Kodak Company	JP		2011-529011	9/22/2009		MARKING ELEMENT REGISTRATION

94311	Eastman Kodak Company	US	7891757	12/241,124	9/30/2008	2/22/2011	MARKING ELEMENT REGISTRATION

94313	Eastman Kodak Company	US	7983604	11/945,497	11/27/2007	7/19/2011	MAGNETIC SCAVENGER FOR AN
							ELECTROSTATOGRAPHIC PRINTER

94319	Eastman Kodak Company	DE	602008010015.4	08787015.0	8/7/2008	9/21/2011	METHOD FOR CALIBRATING A MULTI- COLOR PRINTING MACHINE

94319	Eastman Kodak Company	DE	102007041393.0	102007041393.0	8/31/2007	12/16/2010	ITERATIVE NOMINAL DELAY CALIBRATION

94319	Eastman Kodak Company	NL	2183647	08787015.0	8/7/2008	9/21/2011	METHOD FOR CALIBRATING A MULTI- COLOR PRINTING MACHINE

94319	Eastman Kodak Company	US	8405879	12/675,182	8/7/2008	3/26/2013	METHOD FOR CALIBRATING A MULTI- COLOR PRINTING MACHINE

94328	Eastman Kodak Company	EP		09736500.1	9/28/2009		MEDIA ADVANCE CALIBRATION

94328	Eastman Kodak Company	JP		2011-529027	9/28/2009		MEDIA ADVANCE CALIBRATION

94328	Eastman Kodak Company	US	7762642	12/241,112	9/30/2008	7/27/2010	MEDIA ADVANCE CALIBRATION

94329	Eastman Kodak Company	EP		08867506.1	12/16/2008		INK WITH SOLID PHASE AND LIQUID PHASE

94329	Eastman Kodak Company	US	8299140	11/962,480	12/21/2007	10/30/2012	A DISCRETE INK PARTICLE WITH SOLID PHASE AND LIQUID PHASE

94330	Eastman Kodak Company	DE	602008005474.8	08834954.3	9/17/2008	3/9/2011	FUSIBLE POROUS POLYMER PARTICLES FOR INKJET RECEIVERS

94330	Eastman Kodak Company	GB	2190674	08834954.3	9/17/2008	3/9/2011	FUSIBLE POROUS POLYMER PARTICLES FOR INKJET RECEIVERS

94330	Eastman Kodak Company	JP		2010-526904	9/17/2008		FUSIBLE POROUS POLYMER
							PARTICLES FOR INKJET RECEIVERS

94330	Eastman Kodak Company	NL	2190674	08834954.3	9/17/2008	3/9/2011	FUSIBLE POROUS POLYMER
							PARTICLES FOR INKJET RECEIVERS

94330	Eastman Kodak Company	TW		097137356	9/26/2008		FUSIBLE POROUS POLYMER
							PARTICLES FOR INKJET RECEIVERS

94330	Eastman Kodak Company	US	7858161	11/863,560	9/28/2007	12/28/2010	FUSIBLE POROUS POLYMER
							PARTICLES FOR INKJET RECEIVERS

94345	Eastman Kodak Company	US		12/987,184	1/10/2011		MONOCULAR DISPLAY APPARATUS

94354	Eastman Kodak Company	CA		2704029	11/21/2008		STEREO PROJECTION APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94354	Eastman Kodak Company	CN	ZL200880118398.1	200880118398.1	11/21/2008	2/6/2013	STEREO PROJECTION APPARATUS

94354	Eastman Kodak Company	EP		08857153.4	11/21/2008		STEREO PROJECTION APPARATUS

94354	Eastman Kodak Company	JP		2010-535969	11/21/2008		STEREO PROJECTION APPARATUS

94354	Eastman Kodak Company	TW		097146481	11/28/2008		STEREO PROJECTION APPARATUS USING POLARIZED SOLID STATE LIGHT SOURCES

94354	Eastman Kodak Company	US	7871165	11/948,048	11/30/2007	1/18/2011	STEREO PROJECTION APPARATUS USING POLARIZED SOLID STATE LIGHT SOURCES

94361	Eastman Kodak Company	CN	CN101827707B	200880111936.4	10/14/2008	9/27/2011	CREATING A UNIFORM IMAGING SURFACE

94361	Eastman Kodak Company	DE	2200825	602008013652.3	10/14/2008	2/22/2012	CREATING A UNIFORM IMAGING SURFACE

94361	Eastman Kodak Company	GB	2200825	08840478.5	10/14/2008	2/22/2012	CREATING A UNIFORM IMAGING SURFACE

94361	Eastman Kodak Company	JP		2010-529931	10/14/2008		CREATING A UNIFORM IMAGING SURFACE

94361	Eastman Kodak Company	NL	2200825	08840478.5	10/14/2008	2/22/2012	CREATING A UNIFORM IMAGING SURFACE

94372	Eastman Kodak Company	US	8139981	12/017,354	1/22/2008	3/20/2012	SPRING-LOADED WEB CLEANING
							APPARATUS FOR ELECROGRAPHIC PRINTER

94375	Eastman Kodak Company	EP		09707855.4	1/20/2009		SYSTEM AND METHOD FOR
							GENERATING AN IMAGE ENHANCED PRODUCT

94375	Eastman Kodak Company	US	8086064	12/024,665	2/1/2008	12/27/2011	SYSTEM AND METHOD FOR
							GENERATING AN IMAGE ENHANCED PRODUCT

94375	Eastman Kodak Company	US	8224113	12/891,928	9/28/2010	7/17/2012	SYSTEM AND METHOD FOR
							GENERATING AN IMAGE ENHANCED PRODUCT

94376	Eastman Kodak Company	US	8173355	11/986,189	11/20/2007	5/8/2012	GRADIENT COLORED MASK

94377	Eastman Kodak Company	CN		200880116812.5	11/12/2008		PROCESS USING COLORED MASK
							COMBINED WITH SELECTIVE AREA DEPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94377	Eastman Kodak Company	EP		08851673.7	11/12/2008		PROCESS USING COLORED MASK COMBINED WITH SELECTIVE AREA DEPOSITION

94377	Eastman Kodak Company	JP		2010-534945	11/12/2008		PROCESS USING COLORED MASK COMBINED WITH SELECTIVE AREA DEPOSITION

94377	Eastman Kodak Company	US	8129098	11/986,169	11/20/2007	3/6/2012	COLORED MASK COMBINED WITH SELECTIVE AREA DEPOSITION

94378	Eastman Kodak Company	EP		08853119.9	11/10/2008		MULTICOLOR MASK

94378	Eastman Kodak Company	JP		2010-534942	11/10/2008		MULTICOLOR MASK

94378	Eastman Kodak Company	US		11/986,102	11/20/2007		MULTICOLOR MASK

94379	Eastman Kodak Company	DE	2256554	10168755.6	7/7/2010	4/3/2013	MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94379	Eastman Kodak Company	EP		08852398.0	11/10/2008		MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94379	Eastman Kodak Company	EP	2256554	10168755.6	7/7/2010	4/3/2013	MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94379	Eastman Kodak Company	GB	2256554	10168755.6	7/7/2010	4/3/2013	MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94379	Eastman Kodak Company	JP		2010-534943	11/10/2008		MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94379	Eastman Kodak Company	US	8153352	11/986,088	11/20/2007	4/10/2012	MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94379	Eastman Kodak Company	US		13/410,342	3/2/2012		MULTICOLORED MASK PROCESS FOR MAKING DISPLAY CIRCUITRY

94380	Eastman Kodak Company	CN		200980129560.4	7/20/2009		THERMALLY CONDUCTIVE, ELECTRICALLY ISOLATED PEEL MEMBER ASSEMBLY

94380	Eastman Kodak Company	EP		09788954.7	7/20/2009		THERMALLY CONDUCTIVE, ELECTRICALLY ISOLATED PEEL MEMBER ASSEMBLY

94380	Eastman Kodak Company	JP		2011-521098	7/20/2009		THERMALLY CONDUCTIVE, ELECTRICALLY ISOLATED PEEL MEMBER ASSEMBLY

94380	Eastman Kodak Company	US	8169453	12/183,529	7/31/2008	5/1/2012	THERMALLY CONDUCTIVE, ELECTRICALLY ISOLATED PEEL MEMBER ASSEMBLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94381	Eastman Kodak Company	US	7947426	12/036,326	2/25/2008	5/24/2011	LASER-ENGRAVEABLE FLEXOGRAPHIC PRINTING PLATE PRECURSORS

94383	Eastman Kodak Company	JP		2010-531007	10/16/2008		NEGATIVE-WORKING IMAGEABLE ELEMENTS AND METHODS OF USE

94384	Eastman Kodak Company	CN		200880118874.X	11/21/2008		IMAGEABLE ELEMENTS WITH COMPONENTS HAVING 1H- TETRAZOLE GROUPS

94384	Eastman Kodak Company	EP		08856766.4	11/21/2008		IMAGEABLE ELEMENTS WITH COMPONENTS HAVING 1H- TETRAZOLE GROUPS

94384	Eastman Kodak Company	JP		2010-536908	11/21/2008		IMAGEABLE ELEMENTS WITH COMPONENTS HAVING 1H- TETRAZOLE GROUPS

94384	Eastman Kodak Company	US	7858292	11/949,810	12/4/2007	12/28/2010	IMAGEABLE ELEMENTS WITH COMPONENTS HAVING 1H- TETRAZOLE GROUPS

94385	Eastman Kodak Company	DE	602008007693.8	08852201.6	11/19/2008	6/15/2011	PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH HYDROPHILIC POLYMER IN FINISHER SOLUTION

94385	Eastman Kodak Company	GB	2217450	08852201.6	11/19/2008	6/15/2011	PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH HYDROPHILIC POLYMER IN FINISHER SOLUTION

94385	Eastman Kodak Company	NL	2217450	08852201.6	11/19/2008	6/15/2011	PROCESSING OF LITHOGRAPHIC PRINTING PLATES WITH HYDROPHILIC POLYMER IN FINISHER SOLUTION

94417	Eastman Kodak Company	DE	602008008416.7	08836940.0	9/29/2008	7/20/2011	MANUFACTURING POROUS PARTICLES WITH NON-POROUS SHELL

94417	Eastman Kodak Company	GB	2197943	08836940.0	9/29/2008	7/20/2011	MANUFACTURING POROUS PARTICLES WITH NON-POROUS SHELL

94417	Eastman Kodak Company	JP		2010-528863	9/29/2008		MANUFACTURING POROUS PARTICLES WITH NON-POROUS SHELL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94417	Eastman Kodak Company	NL	2197943	08836940.0	9/29/2008	7/20/2011	MANUFACTURING POROUS PARTICLES WITH NON-POROUS SHELL

94417	Eastman Kodak Company	US		11/870,710	10/11/2007		METHOD OF MANUFACTURING POROUS PARTICLES WITH NON- POROUS SHELL

94424	Eastman Kodak Company	US	7920296	11/956,452	12/14/2007	4/5/2011	AN AUTOMATIC METHOD OF DETERMINING THE IMAGE AND NON-IMAGE SIDES FROM SCANNED HARDCOPY MEDIA

94430	Eastman Kodak Company	DE	602008009674.2	08867926.1	12/18/2008	9/7/2011	RECORDING ELEMENT FOR AQUEOUS INKS
94430	Eastman Kodak Company	GB	2229284	08867926.1	12/18/2008	9/7/2011	RECORDING ELEMENT FOR
							AQUEOUS INKS

94430	Eastman Kodak Company	JP		2010-540647	12/18/2008		RECORDING ELEMENT FOR
							AQUEOUS INKS

94430	Eastman Kodak Company	NL	2229284	08867926.1	12/18/2008	9/7/2011	RECORDING ELEMENT FOR
							AQUEOUS INKS

94430	Eastman Kodak Company	US	7897218	11/965,065	12/27/2007	3/1/2011	RECORDING ELEMENT FOR AQUEOUS INKS

94437	Eastman Kodak Company	US	8263182	12/250,607	10/14/2008	9/11/2012	INKJET PRINTING SYSTEM, INK, AND PROCESS

94523	Eastman Kodak Company	EP		09729795.6	3/27/2009		CARRIAGE SUPPORT MEMBER

94523	Eastman Kodak Company	JP		2011-503970	3/27/2009		CARRIAGE SUPPORT MEMBER

94523	Eastman Kodak Company	US		12/100,550	4/10/2008		CARRIAGE SUPPORT MEMBER

94524	Eastman Kodak Company	US	8029093	12/177,381	7/22/2008	10/4/2011	OVERPRINT TROUGH FOR AN IMAGE FORMING APPARATUS

94541	Eastman Kodak Company	US	8029139	12/021,519	1/29/2008	10/4/2011	2D/3D SWITCHABLE COLOR DISPLAY APPARATUS WITH NARROW BAND EMITTERS

94541	Eastman Kodak Company	US	8201945	13/196,996	8/3/2011	6/19/2012	2D/3D SWITCHABLE COLOR DISPLAY APPARATUS WITH NARROW BAND EMITTERS

94541	Eastman Kodak Company	US	8177367	13/197,033	8/3/2011	5/15/2012	2D/3D SWITCHABLE COLOR DISPLAY APPARATUS WITH NARROW BAND EMITTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94544	Eastman Kodak Company	US	8076052	11/971,941	1/10/2008	12/13/2011	POSITIVE-WORKING IMAGEABLE ELEMENTS WITH CHEMICAL RESISTANCE

94546	Eastman Kodak Company	CN	ISSUING	200980102858.6	1/20/2009	11/7/2012	METHOD OF MAKING LITHOGRAPHIC PRINTING PLATES

94546	Eastman Kodak Company	EP		09703870.7	1/20/2009		METHOD OF MAKING LITHOGRAPHIC PRINTING PLATES

94546	Eastman Kodak Company	JP		2010-544312	1/20/2009		METHOD OF MAKING LITHOGRAPHIC PRINTING PLATES

94546	Eastman Kodak Company	US	8323874	12/017,408	1/22/2008	12/4/2012	METHOD OF MAKING LITHOGRAPHIC PRINTING PLATES

94547	Eastman Kodak Company	CN	ISSUING	200880121530.4	12/5/2008	12/11/2012	RADIATION-SENSITIVE ELEMENTS WITH DEVELOPABILITY-ENHANCING COMPOUNDS

94547	Eastman Kodak Company	EP		08868020.2	12/5/2008		RADIATION-SENSITIVE ELEMENTS WITH DEVELOPABILITY-ENHANCING COMPOUNDS

94547	Eastman Kodak Company	JP		2010-539426	12/5/2008		RADIATION-SENSITIVE ELEMENTS WITH DEVELOPABILITY-ENHANCING COMPOUNDS

94547	Eastman Kodak Company	US	8088549	11/959,492	12/19/2007	1/3/2012	RADIATION-SENSITIVE ELEMENTS WITH DEVELOPABILITY-ENHANCING COMPOUNDS

94548	Eastman Kodak Company	CN		200980151905.6	12/14/2009		RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS CONTAINING POLY(VINYL HYDROXYARYL CARBOXYLIC ACID ESTERS)

94548	Eastman Kodak Company	EP		09774995.6	12/14/2009		RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS CONTAINING POLY(VINYL HYDROXYARYL CARBOXYLIC ACID ESTERS)

94548	Eastman Kodak Company	JP		2011-542123	12/14/2009		RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS CONTAINING POLY(VINYL HYDROXYARYL CARBOXYLIC ACID ESTERS)

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94548	Eastman Kodak Company	US	8048609	12/339,469	12/19/2008	11/1/2011	RADIATION-SENSITIVE COMPOSITIONS AND ELEMENTS CONTAINING POLY(VINYL HYDROXYARYL CARBOXYLIC ACID ESTERS)

94549	Eastman Kodak Company	DE	602008017895.1	08848284.9	10/24/2008	8/8/2012	PROCESS FOR MAKING INKJET RECORDING ELEMENT

94549	Eastman Kodak Company	EP	2205445	08848284.9	10/24/2008	8/8/2012	PROCESS FOR MAKING INKJET RECORDING ELEMENT

94549	Eastman Kodak Company	GB	2205445	08848284.9	10/24/2008	8/8/2012	PROCESS FOR MAKING INKJET RECORDING ELEMENT

94549	Eastman Kodak Company	JP		2010-533063	10/24/2008		PROCESS FOR MAKING INKJET RECORDING ELEMENT

94549	Eastman Kodak Company	NL	2205445	08848284.9	10/24/2008	8/8/2012	PROCESS FOR MAKING INKJET RECORDING ELEMENT

94550	Eastman Kodak Company	DE	6020080096610	08847457.2	10/27/2008	9/7/2011	INKJET RECORDING ELEMENT

94550	Eastman Kodak Company	GB	2205444	08847457.2	10/27/2008	9/7/2011	INKJET RECORDING ELEMENT

94550	Eastman Kodak Company	JP		2010-533065	10/27/2008		INKJET RECORDING ELEMENT

94550	Eastman Kodak Company	NL	2205444	08847457.2	10/27/2008	9/7/2011	INKJET RECORDING ELEMENT

94550	Eastman Kodak Company	US	8247045	11/936,819	11/8/2007	8/21/2012	INKJET RECORDING ELEMENT

94557	Eastman Kodak Company	US	7914109	11/944,658	11/26/2007	3/29/2011	LIQUID DROP DISPENSER WITH MOVABLE DEFLECTOR

94557	Eastman Kodak Company	US	8033647	13/010,820	1/21/2011	10/11/2011	LIQUID DROP DISPENSER WITH MOVABLE DEFLECTOR

94564	Eastman Kodak Company	US	8137017	12/199,045	8/27/2008	3/20/2012	SELECTIVELY COUPLING A DEVICE TO A CARRIAGE

94567	Eastman Kodak Company	DE	102008024216	102008024216.0	5/19/2008	2/11/2010	INTRACK CALIBRATION FOR SEMITRANSPARENT SUBSTRATES

94567	Eastman Kodak Company	JP		2011-509919	5/6/2009		INTRACK CALIBRATION FOR SEMITRANSPARENT SUBSTRATES

94567	Eastman Kodak Company	US		12/993,105	5/6/2009		METHOD FOR CALIBRATING A PRINTING MACHINE

94568	Eastman Kodak Company	BE	2220533	08861927.5	12/11/2008	11/23/2011	PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94568	Eastman Kodak Company	CA		2703860	12/11/2008		PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	CN	ZL200880119285.3	200880119285.3	12/11/2008	7/4/2012	PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	DE	602008011610.7	08861927.5	12/11/2008	11/23/2011	PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	FR	2220533	08861927.5	12/11/2008	11/23/2011	PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	GB	2220533	08861927.5	12/11/2008	11/23/2011	PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	JP		2010-537960	12/11/2008		PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	NL	2220533	08861927.5	12/11/2008	11/23/2011	PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	TW		097148602	12/12/2008		PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94568	Eastman Kodak Company	US		11/956,666	12/14/2007		PROJECTOR USING INDEPENDENT MULTIPLE WAVELENGTH LIGHT SOURCES

94569	Eastman Kodak Company	CN		200980105441.5	2/9/2009		STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

94569	Eastman Kodak Company	DE	6020090061402	09714541.1	2/9/2009	3/28/2012	STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

94569	Eastman Kodak Company	GB	2248346	09714541.1	2/9/2009	3/28/2012	STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94569	Eastman Kodak Company	JP		2010-547616	2/9/2009		STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

94569	Eastman Kodak Company	NL	2248346	09714541.1	2/9/2009	3/28/2012	STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

94569	Eastman Kodak Company	TW		098105844	2/24/2009		STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

94569	Eastman Kodak Company	US	7891816	12/036,385	2/25/2008	2/22/2011	STEREO PROJECTION USING POLARIZED SOLID STATE LIGHT SOURCES

94577	Eastman Kodak Company	EP		09762796.2	4/1/2009		IMAGEABLE ELEMENTS USEFUL FOR WATERLESS PRINTING

94577	Eastman Kodak Company	US	8026041	12/060,906	4/2/2008	9/27/2011	IMAGEABLE ELEMENTS USEFUL FOR WATERLESS PRINTING

94615	Eastman Kodak Company	EP		08852193.5	11/7/2008		INTEGRATED COLOR MASK

94615	Eastman Kodak Company	JP		2010-534935	11/7/2008		INTEGRATED COLOR MASK

94615	Eastman Kodak Company	US	8221964	11/986,068	11/20/2007	7/17/2012	INTEGRATED COLOR MASK

94615	Eastman Kodak Company	US		13/474,757	5/18/2012		INTEGRATED COLOR MASK

94616	Eastman Kodak Company	CN	ISSUING	200880116804.0	11/10/2008	11/28/2012	PHOTOPATTERNABLE DEPOSITION INHIBITOR CONTAINING SILOXANE

94616	Eastman Kodak Company	EP		08851109.2	11/10/2008		PHOTOPATTERNABLE DEPOSITION INHIBITOR CONTAINING SILOXANE

94616	Eastman Kodak Company	JP		2010-534936	11/10/2008		PHOTOPATTERNABLE DEPOSITION INHIBITOR CONTAINING SILOXANE

94616	Eastman Kodak Company	US	7846644	11/942,780	11/20/2007	12/7/2010	PHOTOPATTERNABLE DEPOSITION INHIBITOR CONTAINING SILOXANE

94625	Eastman Kodak Company	US	8301062	12/396,809	3/3/2009	10/30/2012	ELECTROPHOTOGRAPHICALLY PRODUCED BARRIER IMAGES

94626	Eastman Kodak Company	EP		08863333.4	12/12/2008		ENHANCED FUSER OFFSET
							LATITUDE METHOD

94626	Eastman Kodak Company	JP		2010-539437	12/12/2008		ENHANCED FUSER OFFSET
							LATITUDE METHOD

94626	Eastman Kodak Company	US	7783243	11/958,831	12/18/2007	8/24/2010	ENHANCED FUSER OFFSET
							LATITUDE METHOD

94670	Eastman Kodak Company	US	7998665	12/719,227	3/8/2010	8/16/2011	COLOR INTERMEDIATE MOTION PICTURE FILM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94670	Eastman Kodak Company	US		13/026,391	2/14/2011		COLOR INTERMEDIATE MOTION PICTURE FILM

94678	Eastman Kodak Company	JP	D1019479	1996-12881	4/30/1996	6/19/1998	ELECTRONIC FLASH

94679	Eastman Kodak Company	JP	1021086	1996-17315	6/13/1996	7/10/1998	TV CAMERA

94680	Eastman Kodak Company	JP	D1031497	1996-21946	7/19/1996	11/20/1998	ELECTRONIC STILL CAMERA

94683	Eastman Kodak Company	JP	D1033646	1997-3845	2/11/1997	12/18/1998	HOLDING STAND FOR TV CAMERA

94685	Eastman Kodak Company	JP	D1095937	1999-23736	9/2/1999	10/27/2000	ELECTRONIC STILL CAMERA WITH BUILT-IN PRINTER

94685	Eastman Kodak Company	US	D435263	29/119,183	2/25/2000	12/19/2000	ELECTRIC STILL CAMERA WITH PRINTER

94688	Eastman Kodak Company	US	7909474	11/950,488	12/5/2007	3/22/2011	DISPLAY APPARATUS USING BILINEAR ELECTROMECHANICAL MODULATOR

94691	Eastman Kodak Company	CN	ZL200980109014.4	200980109014.4	2/17/2009	10/10/2012	METHOD FOR MAKING LITHOGRAPHIC PRINTING ORIGINAL

94691	Eastman Kodak Company	EP		09719158.9	2/17/2009		A METHOD FOR MAKING A PRINTING PLATE

94691	Eastman Kodak Company	JP		2008-066280	3/14/2008		A METHOD FOR MAKING A PRINTING PLATE

94691	Eastman Kodak Company	US		12/922,249	2/17/2009		METHOD FOR MAKING LITHOGRAPHIC PRINTING ORIGINAL PLATE

94693	Eastman Kodak Company	CN	ZL200980104053.5	200980104053.5	1/21/2009	1/9/2013	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94693	Eastman Kodak Company	EP		09708811.6	1/21/2009		METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94693	Eastman Kodak Company	JP		2010-545000	1/21/2009		METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94693	Eastman Kodak Company	US	8198011	12/025,089	2/4/2008	6/12/2012	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94697	Eastman Kodak Company	DE	602008012966.7	08868697.7	12/15/2008	1/25/2012	STABILIZED COATING DISPERSIONS FOR POROUS INKJET RECORDING MEDIA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94697	Eastman Kodak Company	GB	2231800	08868697.7	12/15/2008	1/25/2012	STABILIZED COATING DISPERSIONS FOR POROUS INKJET RECORDING MEDIA

94697	Eastman Kodak Company	NL	2231800	08868697.7	12/15/2008	1/25/2012	STABILIZED COATING DISPERSIONS FOR POROUS INKJET RECORDING MEDIA

94697	Eastman Kodak Company	US	8367756	11/964,987	12/27/2007	2/5/2013	STABILIZED COATING DISPERSIONS FOR POROUS INKJET RECORDING MEDIA

94698	Eastman Kodak Company	US	8099024	12/403,439	3/13/2009	1/17/2012	SYSTEMS AND METHODS OF PRODUCING GRADIENT INDEX OPTICS BY SEQUENTIAL PRINTING OF TONERS HAVING DIFFERENT INDICES OF REFRACTION

94699	Eastman Kodak Company	CN		200980151539.4	12/10/2009		SIZE DEPENDENT MARKER CODES

94699	Eastman Kodak Company	DE	602009009136.0	09801319.6	12/10/2009	8/22/2012	SIZE DEPENDENT MARKER CODES

94699	Eastman Kodak Company	EP	2359349	09801319.6	12/10/2009	8/22/2012	SIZE DEPENDENT MARKER CODES

94699	Eastman Kodak Company	GB	2359349	09801319.6	12/10/2009	8/22/2012	SIZE DEPENDENT MARKER CODES

94699	Eastman Kodak Company	IN		3046/CHENP/2011	12/10/2009		SIZE DEPENDENT MARKER CODES

94699	Eastman Kodak Company	NL	2359349	09801319.6	12/10/2009	8/22/2012	SIZE DEPENDENT MARKER CODES

94699	Eastman Kodak Company	US	8153984	12/337,752	12/18/2008	4/10/2012	SECURITY SYSTEM WITH DIFFERENT SIZE EMISSIVE PARTICLES

94699	Eastman Kodak Company	US	8398888	13/371,718	2/13/2012	3/19/2013	SIZE DEPENDENT MARKER CODES

94705	Eastman Kodak Company	US	8033628	12/047,359	3/13/2008	10/11/2011	SIGNAL PROCESSING OF INDICIA FOR MEDIA IDENTIFICATION

94706	Eastman Kodak Company	US	8251478	12/037,963	2/27/2008	8/28/2012	SIGNAL PROCESSING OF RECORDING MEDIUM INDICIA

94707	Eastman Kodak Company	US	7800089	12/037,966	2/27/2008	9/21/2010	OPTICAL SENSOR FOR A PRINTER

94708	Eastman Kodak Company	US	8291001	12/037,970	2/27/2008	10/16/2012	SIGNAL PROCESSING FOR MEDIA TYPE IDENTIFICATION

94713	Eastman Kodak Company	EP		09732392.7	3/25/2009		METHOD FOR IMPROVED OBSERVER XYZ FUNCTIONS

94713	Eastman Kodak Company	JP		2011-504997	3/25/2009		METHOD FOR IMPROVED OBSERVER XYZ FUNCTIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94713	Eastman Kodak Company	US	8031938	12/102,238	4/14/2008	10/4/2011	METHOD AND APPARATUS FOR PROVIDING IMPROVED HUMAN OBSERVER XYZ FUNCTIONS AND CALCULATIONS FOR CIELAB

94713	Eastman Kodak Company	WO		PCT/US09/01863	3/25/2009		METHOD FOR IMPROVED OBSERVER XYZ FUNCTIONS

94723	Eastman Kodak Company	CN	ISSUING	200980111980.X	3/17/2009	10/31/2012	N-TYPE SEMICONDUCTOR MATERIALS IN THIN FILM TRANSISTORS

94723	Eastman Kodak Company	EP		09730064.4	3/17/2009		N-TYPE SEMICONDUCTOR MATERIALS IN THIN FILM TRANSISTORS

94723	Eastman Kodak Company	JP		2011-503965	3/17/2009		N-TYPE SEMICONDUCTOR MATERIALS IN THIN FILM TRANSISTORS

94723	Eastman Kodak Company	US	7649199	12/101,179	4/11/2008	1/19/2010	N-TYPE SEMICONDUCTOR MATERIALS IN THIN FILM TRANSISTORS AND ELECTRONIC DEVICES

94725	Eastman Kodak Company	US		13/193,907	7/29/2011		SLEEVED ROLLER FOR USE IN AN ELECTROSTATOGRAPHIC MACHINE

94726	Eastman Kodak Company	CN	ZL200880120767.0	200880120767.0	12/5/2008	8/1/2012	DRUM LEADING EDGE CLAMP

94726	Eastman Kodak Company	EP		08862148.7	12/5/2008		XLF DRUM LEADING EDGE CLAMP

94726	Eastman Kodak Company	JP		2010-537939	12/5/2008		DRUM LEADING EDGE CLAMP

94726	Eastman Kodak Company	US	7669529	11/956,607	12/14/2007	3/2/2010	APPARATUS FOR MOUNTING AND DISMOUNTING SHEET MATERIAL TO AND FROM A DRUM

94737	Eastman Kodak Company	US	8243294	12/100,558	4/10/2008	8/14/2012	SIMPLIFIED WALK-UP PRINT DRIVER INSTALLATION

94741	Eastman Kodak Company	EP		09789076.8	8/6/2009		INKJET INKS HAVING IMPROVED PRINT UNIFORMITY

94741	Eastman Kodak Company	US	8079695	12/194,983	8/20/2008	12/20/2011	INKJET INKS HAVING IMPROVED PRINT UNIFORMITY

94742	Eastman Kodak Company	US	7828426	12/229,940	8/28/2008	11/9/2010	INKJET PRINTING SYSTEM AND FLUORINATED INK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94743	Eastman Kodak Company	US		12/047,605	3/13/2008		STEREOSCOPIC DISPLAY USING MULTI-LINEAR ELECTROMECHANICAL MODULATOR

94745	Eastman Kodak Company	EP		08867197.9	12/9/2008		METHOD OF MANUFACTURING INK

94745	Eastman Kodak Company	JP		2010-539432	12/9/2008		METHOD OF MANUFACTURING INK

94745	Eastman Kodak Company	US	8299141	11/962,520	12/21/2007	10/30/2012	MIXED PHASE METHOD OF
							MANUFACTURING INK

94746	Eastman Kodak Company	US	7914121	12/024,360	2/1/2008	3/29/2011	LIQUID DROP DISPENSER WITH MOVABLE DEFLECTOR

94746	Eastman Kodak Company	US	8033646	13/010,815	1/21/2011	10/11/2011	LIQUID DROP DISPENSER WITH MOVABLE DEFLECTOR

94754	Eastman Kodak Company	CN		200980109009.3	2/12/2009		NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94754	Eastman Kodak Company	DE	602009005246.2	09720351.7	2/12/2009	2/8/2012	NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94754	Eastman Kodak Company	FR	2260351	09720351.7	2/12/2009	2/8/2012	NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94754	Eastman Kodak Company	GB	2260351	09720351.7	2/12/2009	2/8/2012	NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94754	Eastman Kodak Company	JP		2010-550667	2/12/2009		NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94754	Eastman Kodak Company	US	8043787	12/048,452	3/14/2008	10/25/2011	NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH IMPROVED ABRASION RESISTANCE

94759	Eastman Kodak Company	US	8130400	12/052,235	3/20/2008	3/6/2012	MULTIPLE PROCESSOR PRINT DRIVER

94759	Eastman Kodak Company	US	8223353	13/356,972	1/24/2012	7/17/2012	MULTIPLE PROCESSOR PRINT DRIVER

94765	Eastman Kodak Company	US	7945094	12/014,961	1/16/2008	5/17/2011	A METHOD FOR CHROMATIC
							ADAPTATION OF IMAGES

94766	Eastman Kodak Company	CN	ISSUING	200980103967.X	1/28/2009	11/7/2012	REDUCING WASTE IN IMAGING FLEXOGRAPHIC PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94766	Eastman Kodak Company	EP		09709259.7	1/28/2009		REDUCING WASTE IN IMAGING FLEXOGRAPHIC PLATES

94766	Eastman Kodak Company	JP		2010-545014	1/28/2009		REDUCING WASTE IN IMAGING FLEXOGRAPHIC PLATES

94766	Eastman Kodak Company	US	8009330	12/025,807	2/5/2008	8/30/2011	A METHOD FOR IMAGING FLEXOGRAPHIC PLATES

94772	Eastman Kodak Company	US	8398226	12/477,310	6/3/2009	3/19/2013	INKJET PRINTING SYSTEM

94775	Eastman Kodak Company	DE	602009004005.7	09788955.4	7/20/2009	11/30/2011	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

94775	Eastman Kodak Company	GB	2307202	09788955.4	7/20/2009	11/30/2011	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

94775	Eastman Kodak Company	JP		2011-521099	7/20/2009		INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

94775	Eastman Kodak Company	NL	2307202	09788955.4	7/20/2009	11/30/2011	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

94775	Eastman Kodak Company	US	8114487	12/183,658	7/31/2008	2/14/2012	INKJET RECORDING MEDIA WITH CATIONICALLY-MODIFIED CLAY PARTICLES

94783	Eastman Kodak Company	CN		201080023592.9	5/11/2010		CONTINUOUS INK JET INK COMPOSITIONS

94783	Eastman Kodak Company	EP		10723812.3	5/11/2010		CONTINUOUS INK JET INK COMPOSITIONS

94783	Eastman Kodak Company	JP		2012-513035	5/11/2010		CONTINUOUS INK JET INK COMPOSITIONS

94783	Eastman Kodak Company	US	8173215	12/474,730	5/29/2009	5/8/2012	CONTINUOUS INK JET INK COMPOSITIONS

94785	Eastman Kodak Company	EP		09702079.6	1/13/2009		SIMPLIFIED COLOR WORKFLOW

94785	Eastman Kodak Company	US	7945093	12/014,817	1/16/2008	5/17/2011	SIMPLIFIED COLOR WORKFLOW

94788	Eastman Kodak Company	US		12/015,155	1/16/2008		PRINT SCANNER WITH JAM DETECTION SYSTEM AND METHOD

94791	Eastman Kodak Company	US	7956118	12/237,490	9/25/2008	6/7/2011	METHOD AND PREPARATION OF CHEMICALLY PREPARED TONERS

94792	Eastman Kodak Company	EP		09706319.2	1/26/2009		SEPARATING SLIP-SHEETS FROM IMAGE RECORDABLE MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94792	Eastman Kodak Company	JP		2010-544358	1/26/2009		SEPARATING SLIP-SHEETS FROM IMAGE RECORDABLE MATERIAL

94796	Eastman Kodak Company	EP		09712753.4	2/5/2009		A FIBER OPTIC IMAGING APPARATUS

94796	Eastman Kodak Company	JP		2010-546767	2/5/2009		A FIBER OPTIC IMAGING APPARATUS

94802	Eastman Kodak Company	CN		200980117102.9	5/13/2009		LASER PROJECTION USING SPATIAL AND TEMPORAL MIXING

94802	Eastman Kodak Company	EP		09746952.2	5/13/2009		LASER PROJECTION USING SPATIAL AND TEMPORAL MIXING

94802	Eastman Kodak Company	JP		2011-509482	5/13/2009		LASER PROJECTION USING SPATIAL AND TEMPORAL MIXING

94802	Eastman Kodak Company	TW		098116059	5/14/2009		LASER PROJECTION USING SPATIAL AND TEMPORAL MIXING

94802	Eastman Kodak Company	US	7959297	12/121,185	5/15/2008	6/14/2011	UNIFORM SPECKLE REDUCED LASER PROJECTION USING SPATIAL AND TEMPORAL MIXING

94818	Eastman Kodak Company	CN	ISSUING	200980107263.X	3/3/2009	11/16/2012	SENSITIZER/INITIATOR COMBINATION FOR NEGATIVE-WORKING THERMAL-SENSITIVE COMPOSITIONS USABLE FOR LITHOGRAPHIC PLATES

94818	Eastman Kodak Company	JP		2010-549129	3/3/2009		SENSITIZER/INITIATOR COMBINATION FOR NEGATIVE-WORKING THERMAL-SENSITIVE COMPOSITIONS USABLE FOR LITHOGRAPHIC PLATES

94819	Eastman Kodak Company	US	8221577	12/327,914	12/4/2008	7/17/2012	FABRICATING THERMOSET PLATES EXHIBITING UNIFORM THICKNESS

94819	Eastman Kodak Company	US		13/485,963	6/1/2012		FABRICATING THERMOSET PLATES EXHIBITING UNIFORM THICKNESS

94820	Eastman Kodak Company	DE	602009003770.6	09758698.6	5/28/2009	11/16/2011	IMAGEABLE ELEMENTS FOR PROVIDING WATERLESS PRINTING PLATES

94820	Eastman Kodak Company	GB	2300228	09758698.6	5/28/2009	11/16/2011	IMAGEABLE ELEMENTS FOR PROVIDING WATERLESS PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94820	Eastman Kodak Company	NL	2300228	09758698.6	5/28/2009	11/16/2011	IMAGEABLE ELEMENTS FOR PROVIDING WATERLESS PRINTING PLATES

94820	Eastman Kodak Company	US	8283107	12/133,397	6/5/2008	10/9/2012	IMAGEABLE ELEMENTS AND METHODS USEFUL FOR PROVIDING WATERLESS PRINTING PLATES

94828	Eastman Kodak Company	EP		09705698.0	1/22/2009		PRINTER INCORPORATING ONE OR MORE CAMERAS FOR DISPLAY OF DIAGNOSTIC IMAGES WHEN ERRORS OCCUR

94828	Eastman Kodak Company	JP		2010-545002	1/22/2009		PRINTER INCORPORATING ONE OR MORE CAMERAS FOR DISPLAY OF DIAGNOSTIC IMAGES WHEN ERRORS OCCUR

94828	Eastman Kodak Company	US		12/022,360	1/30/2008		PRINT SYSTEM WITH DETECTION SYSTEM AND METHOD

94837	Eastman Kodak Company	EP		09719215.7	2/27/2009		A LASER DIODE DRIVER

94837	Eastman Kodak Company	JP		2010-549637	2/27/2009		A LASER DIODE DRIVER

94839	Eastman Kodak Company	US	8018623	12/040,055	2/29/2008	9/13/2011	MULTI-LEVEL HALFTONING PROVIDING REDUCED ERROR DIFFUSION ARTIFACTS

94841	Eastman Kodak Company	CN		201080023407.6	5/27/2010		AQUEOUS COMPOSITIONS WITH IMPROVED SILICON CORROSION CHARACTERISTICS

94841	Eastman Kodak Company	EP		10724919.5	5/27/2010		AQUEOUS COMPOSITIONS WITH IMPROVED SILICON CORROSION CHARACTERISTICS

94841	Eastman Kodak Company	JP		2012-513050	5/27/2010		AQUEOUS COMPOSITIONS WITH IMPROVED SILICON CORROSION CHARACTERISTICS

94841	Eastman Kodak Company	US		12/474,770	5/29/2009		AQUEOUS COMPOSITIONS WITH IMPROVED SILICON CORROSION CHARACTERISTICS

94842	Eastman Kodak Company	US		12/624,439	11/24/2009		CONTINUOUS INKJET PRINTER
							AQUOUS INK COMPOSITION

94845	Eastman Kodak Company	DE		102009031115.7	6/30/2009		JAM CLEARANCE USING VACUUM BELT Bogentransportvorrichtung

94845	Eastman Kodak Company	US		13/378,444	6/10/2010		SHEET TRANSPORT DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94846	Eastman Kodak Company	DE	102008011513	102008011513.4	2/28/2008	8/6/2009	SHEET FEEDER HAVING LIFTING UNIT COMPENSATION FIXTURE FOR PRINTSUBSTRAT WITH DIFFERENT THICKNESS WHICH BUILD SLOPE STACK

94846	Eastman Kodak Company	US	8177223	12/919,505	4/10/2008	5/15/2012	SHEET FEEDER HAVING LIFTING UNIT

94849	Eastman Kodak Company	EP		09718997.1	3/2/2009		ARRANGING PRINT JOBS FOR PERFECT BOUND IMPOSITION

94849	Eastman Kodak Company	JP		2010-550675	3/2/2009		ARRANGING PRINT JOBS FOR PERFECT BOUND IMPOSITION

94853	Eastman Kodak Company	DE	602009006776.1	09718893.2	2/12/2009	5/9/2012	PLATE PALLET ALIGNMENT SYSTEM

94853	Eastman Kodak Company	GB	2255249	09718893.2	2/12/2009	5/9/2012	PLATE PALLET ALIGNMENT SYSTEM

94853	Eastman Kodak Company	JP		2010-550669	2/12/2009		PLATE PALLET ALIGNMENT SYSTEM

94853	Eastman Kodak Company	NL	2255249	09718893.2	2/12/2009	5/9/2012	PLATE PALLET ALIGNMENT SYSTEM

94853	Eastman Kodak Company	US	7888664	12/045,058	3/10/2008	2/15/2011	PLATE PALLET ALIGNMENT SYSTEM

94865	Eastman Kodak Company	CN		200980146979.0	11/12/2009		EXTERNALLY HEATED FUSER DEVICE WITH EXTENDED NIP WIDTH

94865	Eastman Kodak Company	EP		09764341.5	11/12/2009		EXTERNALLY HEATED FUSER DEVICE WITH EXTENDED NIP WIDTH

94865	Eastman Kodak Company	JP		2011-538596	11/12/2009		EXTERNALLY HEATED FUSER
							DEVICE WITH EXTENDED NIP WIDTH

94865	Eastman Kodak Company	US		12/323,495	11/26/2008		EXTERNALLY HEATED FUSER DEVICE WITH EXTENDED NIP WIDTH

94874	Eastman Kodak Company	EP		09726897.3	4/1/2009		DISTRIBUTED PROCESSING OF PRINT JOBS

94874	Eastman Kodak Company	JP		2011-502957	4/1/2009		DISTRIBUTED PROCESSING OF PRINT JOBS

94874	Eastman Kodak Company	US	8064084	12/060,910	4/2/2008	11/22/2011	DISTRIBUTED PROCESSING OF PRINT JOBS

94881	Eastman Kodak Company	US	8124328	12/123,510	5/20/2008	2/28/2012	METHODS FOR IMAGING AND PROCESSING POSITIVE-WORKING IMAGEABLE ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94887	Eastman Kodak Company	US	8314946	12/164,732	6/30/2008	11/20/2012	IMAGE RENDERING PRIOR TO MEDIA TYPE DETECTION

94891	Eastman Kodak Company	CN	ISSUING	200980111359.3	3/17/2009	1/4/2013	DISTANCE AND ORIENTATION MEASUREMENT OF AN OBJECT

94891	Eastman Kodak Company	DE	602009003185.6	09726654.8	3/17/2009	10/19/2011	DISTANCE AND ORIENTATION MEASUREMENT OF AN OBJECT

94891	Eastman Kodak Company	GB	2260324	09726654.8	3/17/2009	10/19/2011	DISTANCE AND ORIENTATION MEASUREMENT OF AN OBJECT

94891	Eastman Kodak Company	NL	2260324	09726654.8	3/17/2009	10/19/2011	DISTANCE AND ORIENTATION MEASUREMENT OF AN OBJECT

94891	Eastman Kodak Company	US	7525670	12/060,926	4/2/2008	4/28/2009	DISTANCE AND ORIENTATION MEASUREMENT OF AN OBJECT

94902	Eastman Kodak Company	US		12/212,785	9/18/2008		PULSE WIDTH MODULATION DISPLAY PIXELS WITH SPATIAL MANIPULATION

94904	Eastman Kodak Company	EP		09743020.1	5/5/2009		DISPLAY USING BIDIRECTIONAL SCANNED LINEAR MODULATOR

94904	Eastman Kodak Company	US	8134591	12/116,467	5/7/2008	3/13/2012	DISPLAY USING BIDIRECTIONAL SCANNED LINEAR MODULATOR

94905	Eastman Kodak Company	BE	2423744	11188376.5	6/26/2009	12/12/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	BE	2423745	11188377.3	11/9/2011	1/9/2013	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	DE	602009006868.7	09788841.6	6/26/2009	5/9/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	DE	602009011972.9	11188376.5	6/26/2009	12/12/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	DE	602009012749.7	11188377.3	11/9/2011	1/9/2013	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	EP	2423744	11188376.5	11/9/2011	12/12/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	EP	2423745	11188377.3	11/9/2011	1/9/2013	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	GB	2304498	09788841.6	6/26/2009	5/9/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	GB	2423744	11188376.5	6/26/2009	12/12/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94905	Eastman Kodak Company	GB	2423745	11188377.3	11/9/2011	1/9/2013	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	JP		2011-517404	6/26/2009		LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	NL	2304498	09788841.6	6/26/2009	5/9/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	NL	2423744	11188376.5	6/26/2009	12/12/2012	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	NL	2423745	11188377.3	11/9/2011	1/9/2013	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	TW		098123497	7/10/2009		LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94905	Eastman Kodak Company	US	7926951	12/171,916	7/11/2008	4/19/2011	LASER ILLUMINATED MICRO-MIRROR PROJECTOR

94907	Eastman Kodak Company	CN	ISSUING	200980104863.0	3/20/2009	12/5/2012	PLATE TRANSPORT SPEED CONTROL SYSTEM WITH MEANS FOR DECOUPLING SLOW ROLLER

94907	Eastman Kodak Company	EP		09726247.1	3/20/2009		PLATE TRANSPORT SPEED CONTROL SYSTEM WITH MEANS FOR DECOUPLING SLOW ROLLER

94907	Eastman Kodak Company	US	7926422	12/055,352	3/26/2008	4/19/2011	PLATE TRANSPORT SPEED CONTROL SYSTEM

94913	Eastman Kodak Company	DE	602009011947.8	09788997.6	7/24/2009	12/12/2012	IMAGING ELEMENT AND METHOD USING DIFFERENTIAL LIGHT SCATTERING

94913	Eastman Kodak Company	EP	2313889	09788997.6	7/24/2009	12/12/2012	IMAGING ELEMENT AND METHOD USING DIFFERENTIAL LIGHT SCATTERING

94913	Eastman Kodak Company	GB	2313889	09788997.6	7/24/2009	12/12/2012	IMAGING ELEMENT AND METHOD
							USING DIFFERENTIAL LIGHT
							SCATTERING

94913	Eastman Kodak Company	NL	2313889	09788997.6	7/24/2009	12/12/2012	IMAGING ELEMENT AND METHOD USING DIFFERENTIAL LIGHT SCATTERING

94913	Eastman Kodak Company	US	8119328	12/189,239	8/11/2008	2/21/2012	IMAGING ELEMENT AND METHOD USING DIFFERENTIAL LIGHT SCATTERING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94918	Eastman Kodak Company	US	8137888	12/342,138	12/23/2008	3/20/2012	METHOD OF PREPARING TONER HAVING CONTROLLED MORPHOLOGY

94919	Eastman Kodak Company	US	8095631	12/100,541	4/10/2008	1/10/2012	SIMPLIFIED WALK-UP ENABLEMENT OF INTERNET-BASED, PERSONALIZED ACCESS TO RETAIL IMAGING DEVICES AND SERVICES

94919	Eastman Kodak Company	US	8244840	13/306,271	11/29/2011	8/14/2012	SIMPLIFIED WALK-UP ENABLEMENT OF INTERNET-BASED, PERSONALIZED ACCESS TO RETAIL IMAGING DEVICES AND SERVICES

94927	Eastman Kodak Company	CN		201080029317.8	7/8/2010		DEVELOPING DEVICE AND METHOD

94927	Eastman Kodak Company	DE	102009034107.2	102009034107.2	7/21/2009	4/28/2011	NON-CONTACT SPD DEVELOPMENT VIA APPLICATION DEVICE Entwicklervorrichtung

94927	Eastman Kodak Company	DE		102009061070.7	8/27/2010		NON-CONTACT SPD DEVELOPMENT VIA APPLICATION DEVICE Entwicklervorrichtung

94927	Eastman Kodak Company	EP		10734720.5	7/8/2010		DEVELOPING DEVICE AND METHOD

94927	Eastman Kodak Company	JP		2012-520992	7/8/2010		DEVELOPING DEVICE AND METHOD

94927	Eastman Kodak Company	US		13/384,847	7/8/2010		DEVELOPING DEVICE AND METHOD

94928	Eastman Kodak Company	DE	102008063320.8	102008063320.8	12/30/2008	8/5/2010	SECURITY PATTERNS IN GLOSSER BELT

94928	Eastman Kodak Company	JP		2011-542745	11/30/2009		METHOD AND DEVICE FOR GENERATING A PRESPECIFIED GLOSS PATTERN ON A TONER IMAGE

94928	Eastman Kodak Company	US		13/133,462	11/30/2009		METHOD AND DEVICE FOR
							GENERATING A PRESPECIFIED
							GLOSS PATTERN ON A TONER
							IMAGE

94929	Eastman Kodak Company	DE	102008016456	102008016456.9	3/31/2008	4/28/2011	DETECTION COLOR REGISTERLINES

94929	Eastman Kodak Company	EP		09727818.8	1/22/2009		METHOD FOR DETECTING ERRORS IN INDIVIDUAL COLOR SEPARATION IMAGES OF A MULTI-COLOR PRINTING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94929	Eastman Kodak Company	US		12/934,736	1/22/2009		METHOD FOR DETECTING ERRORS IN INDIVIDUAL COLOR SEPARATION IMAGES OF A MULTI-COLOR PRINTING MACHINE

94930	Eastman Kodak Company	EP		09158129.8	4/17/2009		ON-PRESS DEVELOPABLE ELEMENTS AND METHODS OF USE

94930	Eastman Kodak Company	US	8084182	12/111,275	4/29/2008	12/27/2011	ON PRESS DEVELOPABLE ELEMENTS AND METHODS OF USE

94931	Eastman Kodak Company	CN		200980150277.X	11/30/2009		METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94931	Eastman Kodak Company	DE	60200901255.2	09760886.3	11/30/2009	1/2/2013	METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94931	Eastman Kodak Company	DE		102008063319.4	12/30/2008		FOIL PRODUCTION USING DRY TONER

94931	Eastman Kodak Company	EP	2370861	09760886.3	11/30/2009	1/2/2013	METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94931	Eastman Kodak Company	FR	2370861	09760886.3	11/30/2009	1/2/2013	METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94931	Eastman Kodak Company	GB	2370861	09760886.3	11/30/2009	1/2/2013	METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94931	Eastman Kodak Company	JP		2011-544010	11/30/2009		METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94931	Eastman Kodak Company	US		13/133,406	11/30/2009		METHOD AND DEVICE FOR THE PRODUCTION OF A FILM

94938	Eastman Kodak Company	CN		200980154138.4	12/21/2009		DUAL-VIEW STEREOSCOPIC DISPLAY USING LINEAR MODULATOR ARRAYS

94938	Eastman Kodak Company	US	8233035	12/351,190	1/9/2009	7/31/2012	DUAL-VIEW STEREOSCOPIC DISPLAY USING LINEAR MODULATOR ARRAYS

94938	Eastman Kodak Company	US		13/473,882	5/17/2012		DUAL-VIEW STEREOSCOPIC DISPLAY USING LINEAR MODULATOR ARRAYS

94939	Eastman Kodak Company	EP		09789312.7	9/16/2009		STEREOSCOPIC DISPLAY FOR MULTIPLE SIMULTANEOUS OBSERVERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94939	Eastman Kodak Company	JP		2011-527810	9/16/2009		STEREOSCOPIC DISPLAY FOR MULTIPLE SIMULTANEOUS OBSERVERS

94939	Eastman Kodak Company	US	8217996	12/212,852	9/18/2008	7/10/2012	STEREOSCOPIC DISPLAY SYSTEM WITH FLEXIBLE RENDERING FOR MULTIPLE SIMULTANEOUS OBSERVERS

94944	Eastman Kodak Company	EP		09795838.3	12/16/2009		FLUID EJECTION ASSEMBLY, METHOD FOR MANUFACTURING IT AND METHOD FOR MANUFACTURING A MOUNTING SUBSTRATE

94944	Eastman Kodak Company	US	8251497	12/338,211	12/18/2008	8/28/2012	INJECTION MOLDED MOUNTING SUBSTRATE

94944	Eastman Kodak Company	US		13/568,972	8/7/2012		INJECTION MOLDED MOUNTING SUBSTRATE

94950	Eastman Kodak Company	US	5585615	08/383,001	2/2/1995	12/17/1996	IMAGE READER

94953	Eastman Kodak Company	US	8058335	12/120,594	5/14/2008	11/15/2011	WAX DISPERSIONS FOR TONERS

94954	Eastman Kodak Company	US	7871145	12/505,562	7/20/2009	1/18/2011	PRINTING METHOD FOR REDUCING STITCH ERROR BETWEEN OVERLAPPING JETTING MODULES

94954	Eastman Kodak Company	US	8393709	12/949,918	11/19/2010	3/12/2013	PRINTING METHOD FOR REDUCING
							STITCH ERROR BETWEEN
							OVERLAPPING JETTING MODULES

94955	Eastman Kodak Company	US	8091990	12/127,861	5/28/2008	1/10/2012	CONTINUOUS PRINTHEAD CONTOURED GAS FLOW DEVICE

94956	Eastman Kodak Company	US	7819501	12/127,872	5/28/2008	10/26/2010	JETTING MODULE INSTALLATION AND ALIGNMENT APPARATUS

94956	Eastman Kodak Company	US		12/860,179	8/20/2010		FIELD REPLACEABLE JETTING MODULE

94957	Eastman Kodak Company	US	8091991	12/127,876	5/28/2008	1/10/2012	CONTINUOUS PRINTHEAD GAS FLOW DUCT INCLUDING DRAIN

94958	Eastman Kodak Company	US	8123326	12/568,713	9/29/2009	2/28/2012	CALIBRATION SYSTEM FOR MULTI-PRINTHEAD INK SYSTEMS

94964	Eastman Kodak Company	CN		200980129288.X	7/13/2009		IMAGE ENHANCED PRODUCT

94964	Eastman Kodak Company	EP		09788903.4	7/13/2009		IMAGE ENHANCED PRODUCT

94964	Eastman Kodak Company	JP		2011-521090	7/13/2009		IMAGE ENHANCED PRODUCT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94964	Eastman Kodak Company	US		12/183,085	7/31/2008		SYSTEM AND METHOD FOR GENERATING AN IMAGE ENHANCED PRODUCT

94967	Eastman Kodak Company	CN	ZL200980118635.9	200980118635.9	5/14/2009	12/12/2012	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94967	Eastman Kodak Company	DE	2285571	09750936.8	5/14/2009	5/9/2012	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94967	Eastman Kodak Company	FR	2285571	09750936.8	5/14/2009	5/9/2012	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94967	Eastman Kodak Company	GB	2285571	09750936.8	5/14/2009	5/9/2012	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94967	Eastman Kodak Company	NL	2285571	09750936.8	5/14/2009	5/9/2012	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94967	Eastman Kodak Company	US	8084189	12/125,084	5/22/2008	12/27/2011	METHOD OF IMAGING AND DEVELOPING POSITIVE-WORKING IMAGEABLE ELEMENTS

94969	Eastman Kodak Company	EP		09750928.5	5/12/2009		METHOD FOR PRINT ENGINE
							SYNCHRONIZATION

94969	Eastman Kodak Company	JP		2011-511597	5/12/2009		METHOD FOR PRINT ENGINE
							SYNCHRONIZATION

94969	Eastman Kodak Company	US	8099009	12/126,192	5/23/2008	1/17/2012	METHOD FOR PRINT ENGINE
							SYNCHRONIZATION

94973	Eastman Kodak Company	EP		09750957.4	5/19/2009		DEVELOPER FOR SELECTIVE PRINTING OF RAISED INFORMATION BY ELECTROGRAPHY

94973	Eastman Kodak Company	JP		2011-510507	5/19/2009		DEVELOPER FOR SELECTIVE PRINTING OF RAISED INFORMATION BY ELECTROGRAPHY

94973	Eastman Kodak Company	US		12/124,544	5/21/2008		DEVELOPER FOR SELECTIVE PRINTING OF RAISED INFORMATION BY ELECTROGRAPHY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94974	Eastman Kodak Company	US	8099033	12/127,142	5/27/2008	1/17/2012	PRESSURE ROLLER INTERFRAME OIL CLEANING DEVICE AND METHOD

94975	Eastman Kodak Company	US		12/188,424	8/8/2008		DISPLAY OF SYSTEM OPERATING STATUS IN A MULTI-NODE SYSTEM

94981-2	Eastman Kodak Company	CN		200980157685.8	4/24/2009		A METHOD AND AN APPARATUS FOR TURNING AND/OR LATERALLY SHIFTING A WEB IN A PRINTING MACHINE

94981-2	Eastman Kodak Company	EP		09779354.1	4/24/2009		A METHOD AND AN APPARATUS FOR TURNING AND/OR LATERALLY SHIFTING A WEB IN A PRINTING MACHINE

94981-2	Eastman Kodak Company	JP		2011-551418	4/24/2009		A METHOD AND AN APPARATUS FOR TURNING AND/OR LATERALLY SHIFTING A WEB IN A PRINTING MACHINE

94981-2	Eastman Kodak Company	US		13/218,736	8/26/2011		DUPLEX WEB PRINTER WITH TURNING MECHANISM

94981-2	Eastman Kodak Company	US		13/218,771	8/26/2011		TURNING OR SHIFTING WEB IN PRINTER

94982	Eastman Kodak Company	CN	ZL200980122857.8	200980122857.8	6/15/2009	12/12/2012	SUBSTRATE AND IMAGEABLE ELEMENT WITH HYDROPHILIC INTERLAYER

94982	Eastman Kodak Company	DE	602009005657.3	09767053.3	6/15/2009	2/29/2012	SUBSTRATE AND IMAGEABLE ELEMENT WITH HYDROPHILIC INTERLAYER

94982	Eastman Kodak Company	FR	2288507	09767053.3	6/15/2009	2/29/2012	SUBSTRATE AND IMAGEABLE ELEMENT WITH HYDROPHILIC INTERLAYER

94982	Eastman Kodak Company	GB	2288507	09767053.3	6/15/2009	2/29/2012	SUBSTRATE AND IMAGEABLE
							ELEMENT WITH HYDROPHILIC
							INTERLAYER

94982	Eastman Kodak Company	JP		2011-514599	6/15/2009		SUBSTRATE AND IMAGEABLE ELEMENT WITH HYDROPHILIC INTERLAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
94982	Eastman Kodak Company	US	8053162	12/140,545	6/17/2008	11/8/2011	SUBSTRATE AND IMAGEABLE ELEMENT WITH HYDROPHILIC INTERLAYER

94995	Eastman Kodak Company	US	8031911	12/119,678	5/13/2008	10/4/2011	PRINT PROOFING USING MOTTLING TILE

94996	Eastman Kodak Company	EP		09758654.9	5/12/2009		PRINT ENGINE PRODUCTIVITY MODULE INVERTER

94996	Eastman Kodak Company	JP		2011-511596	5/12/2009		PRINT ENGINE PRODUCTIVITY MODULE INVERTER

94996	Eastman Kodak Company	US	8000645	12/128,897	5/29/2008	8/16/2011	PRINT ENGINE PRODUCTIVITY MODULE INVERTER

94996	Eastman Kodak Company	US	8224226	13/047,939	3/15/2011	7/17/2012	METHOD FOR INCREASING DUPLEX REPRODUCTION APPARATUS PRODUCTIVITY BY ADJUSTING SHEET TRAVEL TIME DIFFERENCE

94999	Eastman Kodak Company	US	8026034	12/342,435	12/23/2008	9/27/2011	ENHANCED FUSING FOR ELECTROPHOTOGRAPHIC TONERS

95000	Eastman Kodak Company	EP		09746938.1	5/12/2009		ADJUSTABLE GLOSS DOCUMENT PRINTING

95000	Eastman Kodak Company	US	8092970	12/152,498	5/15/2008	1/10/2012	ADJUSTABLE GLOSS DOCUMENT PRINTING

95001	Eastman Kodak Company	DE	602009006048.1	09789219.4	8/27/2009	3/21/2012	INKJET PRINTING SYSTEM AND INK

95001	Eastman Kodak Company	GB	2328981	09789219.4	8/27/2009	3/21/2012	INKJET PRINTING SYSTEM AND INK

95001	Eastman Kodak Company	NL	2328981	09789219.4	8/27/2009	3/21/2012	INKJET PRINTING SYSTEM AND INK

95001	Eastman Kodak Company	US	8192008	12/229,937	8/28/2008	6/5/2012	INKJET PRINTING SYSTEM AND INK

95003	Eastman Kodak Company	US		13/055,781	7/21/2009		A METHOD OF MAKING SOLAR CELLS

95008	Eastman Kodak Company	US	8158140	12/251,365	10/14/2008	4/17/2012	SILVER POLYAMIDE COMPOSITE

95009	Eastman Kodak Company	DE	602009010673.2	09758659.8	5/15/2009	10/24/2012	FORMING IMAGES WITH STITCHED SWATHS

95009	Eastman Kodak Company	EP	2286371	09758659.8	5/15/2009	10/24/2012	FORMING IMAGES WITH STITCHED SWATHS

95009	Eastman Kodak Company	GB	2286371	09758659.8	5/15/2009	10/24/2012	FORMING IMAGES WITH STITCHED SWATHS

95009	Eastman Kodak Company	NL	2286371	09758659.8	5/15/2009	10/24/2012	FORMING IMAGES WITH STITCHED SWATHS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95009	Eastman Kodak Company	US	7971961	12/134,514	6/6/2008	7/5/2011	FORMING IMAGES WITH STITCHED SWATHS

95010	Eastman Kodak Company	DE	602009008265.5	09758749.7	6/3/2009	7/11/2012	FORMING IMAGES WITH MINIMUM FEATURE SIZES

95010	Eastman Kodak Company	EP	2303582	09758749.7	6/3/2009	7/11/2012	FORMING IMAGES WITH MINIMUM FEATURE SIZES

95010	Eastman Kodak Company	GB	2303582	09758749.7	6/3/2009	7/11/2012	FORMING IMAGES WITH MINIMUM FEATURE SIZES

95010	Eastman Kodak Company	JP		2011-512470	6/3/2009		FORMING IMAGES WITH MINIMUM FEATURE SIZES

95010	Eastman Kodak Company	NL	2303582	09758749.7	6/3/2009	7/11/2012	FORMING IMAGES WITH MINIMUM FEATURE SIZES

95010	Eastman Kodak Company	US	8300263	12/134,529	6/6/2008	10/30/2012	FORMING IMAGES WITH MINIMUM FEATURE SIZES

95014	Eastman Kodak Company	JP		2011-510496	5/14/2009		NETWORKED PRINTING

95015	Eastman Kodak Company	US	8118390	12/332,670	12/11/2008	2/21/2012	MEDIA IDENTIFICATION SYSTEM WITH MOVING OPTOELECTRONIC DEVICE

95017	Eastman Kodak Company	EP		09750927.7	5/12/2009		AUTOMATED COLOR ADJUSTMENT

95017	Eastman Kodak Company	US	8040560	12/124,451	5/21/2008	10/18/2011	AUTOMATED COLOR ADJUSTMENT

95018	Eastman Kodak Company	JP		2011-511619	5/21/2009		METHOD FOR CALCULATION OF AN IMPOSITION LAYOUT

95020	Eastman Kodak Company	JP		2011-512452	5/22/2009		PARTS IN A PRINT JOB REFERENCED BY MULTIPLE PARENTS

95021	Eastman Kodak Company	DE	102009022316	102009022316.9	5/22/2009	8/19/2010	CROSSTRACK-SENSOR

95021	Eastman Kodak Company	US		13/320,808	2/29/2012		METHOD AND DEVICE FOR THE DETECTION OF A SUBSTRATE EDGE IN A PRINTING MACHINE

95022	Eastman Kodak Company	DE	102009056293	102009056293.1	11/30/2009	3/26/2012	CONTROL FOR MULTIAXIS-SYNCHRO-DRIVE Vorrichtung und Verfahren zum Regeln der Spannung einer Substratbahn

95022	Eastman Kodak Company	US		13/512,039	11/18/2010		DEVICE AND METHOD FOR CONTROLLING THE TENSION OF A SUBSTRATE WEB

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95023	Eastman Kodak Company	DE		102009058960.0	12/18/2009		MICROWAVE GLOSSER Vorrichtung und verfahren zum aufbringen und fixieren eines tonerbildes auf einem substrat

95023	Eastman Kodak Company	US		13/516,266	12/9/2010		DEVICE AND METHOD FOR APPLYING AND FUSING A TONER IMAGE ON A SUBSTRATE

95024	Eastman Kodak Company	US	8035093	12/332,722	12/11/2008	10/11/2011	MOVABLE MEDIA TRAY WITH POSITION REFERENCE MARKS

95027	Eastman Kodak Company	DE	602009004823.6	09789052.9	7/31/2009	1/18/2012	SECURITY LABEL LAMINATE AND METHOD OF LABELING

95027	Eastman Kodak Company	GB	2308037	09789052.9	7/31/2009	1/18/2012	SECURITY LABEL LAMINATE AND METHOD OF LABELING

95027	Eastman Kodak Company	NL	2308037	09789052.9	7/31/2009	1/18/2012	SECURITY LABEL LAMINATE AND METHOD OF LABELING

95027	Eastman Kodak Company	US	8360323	12/183,284	7/31/2008	1/29/2013	SECURITY LABEL LAMINATE AND METHOD OF LABELING

95030	Eastman Kodak Company	US	7988306	12/244,032	10/2/2008	8/2/2011	A FOCAL ATTACHMENT FOR PROJECTION LENS

95031	Eastman Kodak Company	EP		09750933.5	5/14/2009		PRINT ENGINE SYNCHRONIZATION SYSTEM AND APPARATUS

95031	Eastman Kodak Company	JP		2011-510495	5/14/2009		PRINT ENGINE SYNCHRONIZATION SYSTEM AND APPARATUS

95031	Eastman Kodak Company	US	8180242	12/126,267	5/23/2008	5/15/2012	PRINT ENGINE SYNCHRONIZATION SYSTEM AND APPARATUS

95032	Eastman Kodak Company	DE	602009008291.4	09788835.8	6/25/2009	7/11/2012	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

95032	Eastman Kodak Company	EP	2297611	09788835.8	6/25/2009	7/11/2012	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

95032	Eastman Kodak Company	GB	2297611	09788835.8	6/25/2009	7/11/2012	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

95032	Eastman Kodak Company	IT	2297611	09788835.8	6/25/2009	7/11/2012	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

95032	Eastman Kodak Company	NL	2297611	09788835.8	6/25/2009	7/11/2012	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

95032	Eastman Kodak Company	US	8240943	12/169,735	7/9/2008	8/14/2012	ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95033	Eastman Kodak Company	CN		200980119855.3	5/26/2009		MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	DE	602008011520. 8	08157149.9	5/29/2008	11/23/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	DE	602008007864. 7	10157983.7	3/26/2010	6/22/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	FR	2127881	08157149.9	5/29/2008	11/23/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	FR	2202077	10157983.7	3/26/2010	6/22/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	GB	2127881	08157149.9	5/29/2008	11/23/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	GB	2202077	10157983.7	3/26/2010	6/22/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	JP		2011-510982	5/26/2009		MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	NL	2127881	08157149.9	5/29/2008	11/23/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	NL	2202077	10157983.7	3/26/2010	6/22/2011	MULTICOLOR PRINTHEAD MAINTENANCE STATION

95033	Eastman Kodak Company	US		12/993,339	5/26/2009		MULTICOLOR PRINTHEAD MAINTENANCE STATION

95034	Eastman Kodak Company	US	8137896	12/181,371	7/29/2008	3/20/2012	METHOD OF PREPARING LITHOGRAPHIC PRINTING PLATES

95035	Eastman Kodak Company	US		12/495,833	7/1/2009		ADAPTIVE OPTIMIZATION OF VIDEO SIGNAL

95038	Eastman Kodak Company	CN		201080009406.6	2/16/2010		INKJET MEDIA SYSTEM WITH IMPROVED IMAGE QUALITY

95038	Eastman Kodak Company	EP		10705019.7	2/16/2010		INKJET MEDIA SYSTEM WITH IMPROVED IMAGE QUALITY

95038	Eastman Kodak Company	JP		2011-552022	2/16/2010		INKJET MEDIA SYSTEM WITH IMPROVED IMAGE QUALITY

95038	Eastman Kodak Company	US	8092874	12/394,150	2/27/2009	1/10/2012	INKJET MEDIA SYSTEM WITH IMPROVED IMAGE QUALITY

95039	Eastman Kodak Company	EP		09755229.3	5/12/2009		TONER COMPOSITION FOR PREVENTING IMAGE BLOCKING

95039	Eastman Kodak Company	JP		2011-511594	5/12/2009		TONER COMPOSITION FOR PREVENTING IMAGE BLOCKING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95039	Eastman Kodak Company	US	8304155	12/434,736	5/4/2009	11/6/2012	TONER COMPOSITION FOR PREVENTING IMAGE BLOCKING

95040	Eastman Kodak Company	US		12/474,285	5/29/2009		TONER COMPOSITION FOR PRINTING ON TRANSPARENT AND HIGHLY COLORED SUBSTRATES

95043	Eastman Kodak Company	US		12/136,820	6/11/2008		FINDING IMAGE CAPTURE DATE OF HARDCOPY MEDIUM

95051	Eastman Kodak Company	US	8215776	12/349,567	1/7/2009	7/10/2012	LINE ILLUMINATION APPARATUS USING LASER ARRAYS

95051	Eastman Kodak Company	US		13/473,931	5/17/2012		LINE ILLUMINATION APPARATUS USING LASER ARRAYS

95053	Eastman Kodak Company	US		12/245,059	10/3/2008		SWITCHABLE 2-D/3-D DISPLAY SYSTEM

95069	Eastman Kodak Company	DE	602009013313.6	09788900.0	7/13/2009	2/13/2013	NEGATIVE-WORKING IMAGING ELEMENTS AND METHODS OF USE

95069	Eastman Kodak Company	EP	2310909	09788900.0	7/13/2009	2/13/2013	NEGATIVE-WORKING IMAGING ELEMENTS AND METHODS OF USE

95069	Eastman Kodak Company	GB	2310909	09788900.0	7/13/2009	2/13/2013	NEGATIVE-WORKING IMAGING ELEMENTS AND METHODS OF USE

95069	Eastman Kodak Company	US	8354216	12/173,220	7/15/2008	1/15/2013	NEGATIVE-WORKING IMAGING ELEMENTS AND METHODS OF USE

95070	Eastman Kodak Company	US	8272710	12/174,061	7/16/2008	9/25/2012	BI-DIRECTIONAL PRINT MASKING

95073	Eastman Kodak Company	US	8136905	12/146,641	6/26/2008	3/20/2012	DROP VOLUME COMPENSATION FOR INK SUPPLY VARIATION

95078	Eastman Kodak Company	US		13/128,947	12/2/2009		GUMMING COMPOSITIONS WITH NANO-PARTICLES FOR IMPROVING SCRATCH SENSITIVITY IN IMAGE AND NON-IMAGE AREAS OF LITHOGRAPHIC PRINTING PLATES

95079	Eastman Kodak Company	CN		200980124607.8	6/12/2009		PRINT PLATE HANDLING SYSTEM

95079	Eastman Kodak Company	DE	602009007504.7	09770513.1	6/12/2009	6/6/2012	PRINT PLATE HANDLING SYSTEM

95079	Eastman Kodak Company	EP	2304502	09770513.1	6/12/2009	6/6/2012	PRINT PLATE HANDLING SYSTEM

95079	Eastman Kodak Company	GB	2304502	09770513.1	6/12/2009	6/6/2012	PRINT PLATE HANDLING SYSTEM

95079	Eastman Kodak Company	NL	2304502	09770513.1	6/12/2009	6/6/2012	PRINT PLATE HANDLING SYSTEM

95079	Eastman Kodak Company	US	7798487	12/147,950	6/27/2008	9/21/2010	PRINT PLATE HANDLING SYSTEM

95089	Eastman Kodak Company	CN		200980150117.5	12/1/2009		FLEXOGRAPHIC ELEMENT AND METHOD OF IMAGING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95089	Eastman Kodak Company	EP		09771615.3	12/1/2009		FLEXOGRAPHIC ELEMENT AND METHOD OF IMAGING

95089	Eastman Kodak Company	JP		2011-539499	12/1/2009		FLEXOGRAPHIC ELEMENT AND METHOD OF IMAGING

95089	Eastman Kodak Company	US	8153347	12/327,937	12/4/2008	4/10/2012	FLEXOGRAPHIC ELEMENT AND METHOD OF IMAGING

95089	Eastman Kodak Company	US		13/350,848	1/16/2012		METHOD OF MAKING A RELIEF IMAGE

95090	Eastman Kodak Company	CN		201080006342.4	2/3/2010		METHOD OF REDUCING IMAGE GLOSSER ARTIFACTS

95090	Eastman Kodak Company	EP		10708425.3	2/3/2010		METHOD OF REDUCING IMAGE GLOSSER ARTIFACTS

95090	Eastman Kodak Company	JP		2011-549153	2/3/2010		METHOD OF REDUCING IMAGE GLOSSER ARTIFACTS

95090	Eastman Kodak Company	US	8280292	12/378,089	2/11/2009	10/2/2012	METHOD REDUCING IMAGE GLOSSER ARTIFACTS

95091	Eastman Kodak Company	US	8246862	12/512,278	7/30/2009	8/21/2012	STATIC DISSIPATIVE POLYMERIC COMPOSITION HAVING CONTROLLED CONDUCTIVITY

95092	Eastman Kodak Company	CN		201080012712.5	3/15/2010		SELECTIVE PRINTING OF RAISED INFORMATION USING ELECTROGRAPHY

95092	Eastman Kodak Company	EP		10722797.7	3/15/2010		SELECTIVE PRINTING OF RAISED INFORMATION USING ELECTROGRAPHY

95092	Eastman Kodak Company	JP		2012-500784	3/15/2010		SELECTIVE PRINTING OF RAISED INFORMATION USING ELECTROGRAPHY

95092	Eastman Kodak Company	US	8064788	12/404,485	3/16/2009	11/22/2011	SELECTIVE PRINTING OF RAISED INFORMATION USING ELECTROGRAPHY

95093	Eastman Kodak Company	US	8390829	12/241,328	9/30/2008	3/5/2013	INKJET PRINTING METHOD USING PRINT MODES SELECTED IN RESPONSE TO IMAGE QUALITY SCORES

95098	Eastman Kodak Company	US	7862147	12/241,816	9/30/2008	1/4/2011	INCLINED FEATURE TO PROTECT PRINTHEAD FACE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95099	Eastman Kodak Company	CN		200980149305.6	12/7/2009		SELECTABLE FILL VOLUME FOR INK RESERVOIR

95099	Eastman Kodak Company	EP		09771438.0	12/7/2009		SELECTABLE FILL VOLUME FOR INK RESERVOIR

95099	Eastman Kodak Company	US	8029117	12/335,819	12/16/2008	10/4/2011	SELECTABLE FILL VOLUME FOR INK RESERVOIR

95102	Eastman Kodak Company	US		13/017,384	1/31/2011		CARBON BASED BLACK TONERS PREPARED VIA LIMITED COALESCENCE PROCESS

95105	Eastman Kodak Company	US	8170441	12/713,205	2/26/2010	5/1/2012	CLEANING BLADE FOR ELECTROSTATOGRAPHIC APPARATUS

95108	Eastman Kodak Company	EP		09788970.3	7/22/2009		POLYMER PARTICLES WITH
							ADDITIVES ENCAPSULATED IN
							MICROVOIDS

95108	Eastman Kodak Company	US	8252414	12/505,757	7/20/2009	8/28/2012	POLYMER PARTICLES WITH ADDITIVES ENCAPSULATED IN MICROVOIDS

95112	Eastman Kodak Company	CN		200980136333.4	9/3/2009		APPARATUS AND METHOD FOR DETECTING PRINTING PLATE EDGE ALIGNMENT

95112	Eastman Kodak Company	DE	602009007117.3	09789254.1	9/3/2009	5/16/2012	APPARATUS AND METHOD FOR DETECTING PRINTING PLATE EDGE ALIGNMENT

95112	Eastman Kodak Company	EP	2323936	09789254.1	9/3/2009	5/16/2012	APPARATUS AND METHOD FOR DETECTING PRINTING PLATE EDGE ALIGNMENT

95112	Eastman Kodak Company	GB	2323936	09789254.1	9/3/2009	5/16/2012	APPARATUS AND METHOD FOR DETECTING PRINTING PLATE EDGE ALIGNMENT

95112	Eastman Kodak Company	JP		2011-527798	9/3/2009		APPARATUS AND METHOD FOR DETECTING PRINTING PLATE EDGE ALIGNMENT

95112	Eastman Kodak Company	NL	2323936	09789254.1	9/3/2009	5/16/2012	APPARATUS AND METHOD FOR DETECTING PRINTING PLATE EDGE ALIGNMENT

95112	Eastman Kodak Company	US	7893416	12/212,068	9/17/2008	2/22/2011	DETECTING PRINTING PLATE EDGE ALIGNMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95113	Eastman Kodak Company	US		12/685,007	1/11/2010		INDICATORS

95116	Eastman Kodak Company	DE		102009016583.5	4/6/2009		SEPERATION SHEET PUNCHER

95116	Eastman Kodak Company	EP		10711885.3	3/30/2010		DEVICE AND METHOD FOR DIVIDING PRINT JOBS

95116	Eastman Kodak Company	US	8191886	13/253,093	3/30/2010	6/5/2012	DIVIDING PRINT JOBS IN OUTPUT TRAY

95116	Eastman Kodak Company	US	8317184	13/253,095	3/30/2010	11/27/2012	PRINTER PRODUCING DIVIDING SHEETS FOR OUTPUT TRAY

95117	Eastman Kodak Company	DE	102009031117.3	102009031117.3	6/30/2009	2/10/2011	HIGH VOLUME TRAY II Vorrichtung und Verfahren zur stapelförmigen Ablage von bogenförmigen Substraten

95117	Eastman Kodak Company	EP		10723156.5	6/18/2010		DEVICE AND METHOD FOR DEPOSITING SHEET-SHAPED SUBSTRATES SO AS TO FORM A STACK

95117	Eastman Kodak Company	US		13/370,342	2/10/2012		DEVICE AND METHOD FOR DEPOSITING SHEET-SHAPED SUBSTRATES SO AS TO FORM A STACK

95117	Eastman Kodak Company	US		13/377,836	6/18/2010		DEVICE AND METHOD FOR DEPOSITING SHEET-SHAPED SUBSTRATES SO AS TO FORM A STACK

95119	Eastman Kodak Company	US	7656571	12/183,094	7/31/2008	2/2/2010	BALANCED LIGHT VALVE

95122	Eastman Kodak Company	US	7973815	12/569,964	9/30/2009	7/5/2011	METHOD FOR CONTROLLING PEEL POSITION IN A PRINTER

95123	Eastman Kodak Company	EP		09788891.1	7/9/2009		MEMBER DETECTING MEDIA AMOUNT IN MULTIPLE TRAYS

95123	Eastman Kodak Company	JP		2011-520021	7/9/2009		MEMBER DETECTING MEDIA AMOUNT IN MULTIPLE TRAYS

95123	Eastman Kodak Company	US	8181953	12/178,713	7/24/2008	5/22/2012	MEMBER DETECTING MEDIA AMOUNT IN MULTIPLE TRAYS

95124	Eastman Kodak Company	EP		09789329.1	9/18/2009		METHOD OF FORMING A SELF-ALIGNED HOLE THROUGH A SUBSTRATE

95124	Eastman Kodak Company	EP		11172959.6	7/7/2011		A PRINTHEAD HAVING SELF-ALIGNED HOLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95124	Eastman Kodak Company	EP		11172960.4	7/7/2011		METHOD FOR FORMING A PLURALITY OF LIQUID EJECTION DEVICES

95124	Eastman Kodak Company	JP		2011-529007	9/18/2009		METHOD OF FORMING A SELF-ALIGNED HOLE THROUGH A SUBSTRATE

95124	Eastman Kodak Company	US	8173030	12/241,747	9/30/2008	5/8/2012	LIQUID DROP EJECTOR HAVING SELF-ALIGNED HOLE

95124	Eastman Kodak Company	US		13/436,225	3/30/2012		LIQUID DROP EJECTOR HAVING SELF-ALIGNED HOLE

95126	Eastman Kodak Company	CN		200980128459.7	7/9/2009		SHEARING RADIATION BEAM FOR IMAGING PRINTING MEDIA

95126	Eastman Kodak Company	EP		09788883.8	7/9/2009		SHEARING RADIATION BEAM FOR IMAGING PRINTING MEDIA

95126	Eastman Kodak Company	US	7885012	12/177,898	7/23/2008	2/8/2011	SHEARING RADIATION BEAM FOR IMAGING PRINTING MEDIA

95131	Eastman Kodak Company	US	8290208	12/352,030	1/12/2009	10/16/2012	ENHANCED SAFETY DURING LASER PROJECTION

95138	Eastman Kodak Company	US	8145076	12/412,674	3/27/2009	3/27/2012	PRINT SYSTEM WITH DROP-IN INTERCHANGEABLE MODULAR ACCESSORY CARTRIDGE

95139	Eastman Kodak Company	CN		200980145909.3	12/7/2009		METHOD FOR INTERCHANGING COMPONENTS IN A PRINTING APPARATUS

95139	Eastman Kodak Company	DE	2387736	09798978.4	12/7/2009	3/27/2013	METHOD FOR INTERCHANGING
							COMPONENTS IN A PRINTING
							APPARATUS

95139	Eastman Kodak Company	EP	2387736	09798978.4	12/7/2009	3/27/2013	METHOD FOR INTERCHANGING
							COMPONENTS IN A PRINTING
							APPARATUS

95139	Eastman Kodak Company	GB	2387736	09798978.4	12/7/2009	3/27/2013	METHOD FOR INTERCHANGING COMPONENTS IN A PRINTING APPARATUS

95139	Eastman Kodak Company	JP		2011-540681	12/7/2009		METHOD FOR INTERCHANGING COMPONENTS IN A PRINTING APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95139	Eastman Kodak Company	US	8170428	12/330,772	12/9/2008	5/1/2012	METHOD FOR INTERCHANGING COMPONENTS IN A PRINTING APPARATUS

95141	Eastman Kodak Company	CN		201080049231.1	10/12/2010		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

95141	Eastman Kodak Company	EP		10768148.8	10/12/2010		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

95141	Eastman Kodak Company	JP		2012-536840	10/12/2010		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

95141	Eastman Kodak Company	US		12/609,027	10/30/2009		ELECTROSTATOGRAPHIC APPARATUS HAVING IMPROVED TRANSPORT MEMBER

95142	Eastman Kodak Company	US	8276513	12/177,899	7/23/2008	10/2/2012	METHOD FOR HANDLING PRINTING PLATES AND ADJUSTING THE SPACING BETWEEN PLATES

95150	Eastman Kodak Company	US	8062827	12/189,245	8/11/2008	11/22/2011	MULTILAYER POSITIVE-WORKING IMAGEABLE ELEMENTS AND THEIR USE

95151	Eastman Kodak Company	CN		200980132473.4	8/19/2009		PROCESSING OF POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR

95151	Eastman Kodak Company	EP		09789165.9	8/19/2009		PROCESSING OF POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR

95151	Eastman Kodak Company	US	8187792	12/195,468	8/21/2008	5/29/2012	PROCESSING OF POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR

95152	Eastman Kodak Company	CN	ZL200980134582.X	200980134582.X	8/21/2009	1/2/2013	NEGATIVE-WORKING IMAGEABLE ELEMENT AND METHOD OF USE

95152	Eastman Kodak Company	DE	602009009889.6	09789191.5	8/21/2009	9/19/2012	NEGATIVE-WORKING IMAGEABLE ELEMENT AND METHOD OF USE

95152	Eastman Kodak Company	EP	2331328	09789191.5	8/21/2009	9/19/2012	NEGATIVE-WORKING IMAGEABLE ELEMENT AND METHOD OF USE

95152	Eastman Kodak Company	GB	2331328	09789191.5	8/21/2009	9/19/2012	NEGATIVE-WORKING IMAGEABLE ELEMENT AND METHOD OF USE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95152	Eastman Kodak Company	NL	2331328	09789191.5	8/21/2009	9/19/2012	NEGATIVE-WORKING IMAGEABLE ELEMENT AND METHOD OF USE

95152	Eastman Kodak Company	US	8304170	12/204,102	9/4/2008	11/6/2012	NEGATIVE-WORKING IMAGEABLE ELEMENT AND METHOD OF USE

95154	Eastman Kodak Company	US		12/473,596	5/28/2009		ATTACHABLE DISPLAY CONTROL SYSTEM

95175	Eastman Kodak Company	US	8085435	12/257,417	10/24/2008	12/27/2011	ADAPTIVE COLOR TRANSFORM TO CONTROL COLOR INCONSTANCY

95179	Eastman Kodak Company	DE		102010032524.4	7/28/2010		PAPER OFFSETTING USING BALL SHAPED HALF-SHELLS BOGENFÖRDERVORRICHTUNG ZUM TRANSPORT EINES BOGENS IN ZWEI RICHTUNGEN

95179	Eastman Kodak Company	US		13/812,004	7/11/2011		SHEET-TRANSPORT DEVICE, SHEET-TURNING UNIT AND METHOD FOR TURNING SHEETS

95180	Eastman Kodak Company	DE		102010032525.2	7/28/2010		PAPER PERFECTING USING BALL SHAPED HALF-SHELLS BOGENWENDEEINHEIT UND VERFAHREN ZUM WENDEN VON BÖGEN

95184	Eastman Kodak Company	EP		09789126.1	8/13/2009		MERGING VARIABLE DATA FOR PACKAGING IMPOSITION

95184	Eastman Kodak Company	JP		2011-523796	8/13/2009		MERGING VARIABLE DATA FOR PACKAGING IMPOSITION

95184	Eastman Kodak Company	US	8219227	12/193,784	8/19/2008	7/10/2012	MERGING VARIABLE DATA FOR PACKAGING IMPOSITION

95185	Eastman Kodak Company	CN		201080010791.6	2/18/2010		HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

95185	Eastman Kodak Company	EP		10706810.8	2/18/2010		HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

95185	Eastman Kodak Company	JP		2011-552930	2/18/2010		HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

95185	Eastman Kodak Company	KR		2011-7023113	2/18/2010		HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

95185	Eastman Kodak Company	US	8318271	12/565,112	9/23/2009	11/27/2012	HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95185	Eastman Kodak Company	US		13/660,192	10/25/2012		HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

95185	Eastman Kodak Company	US		13/745,883	1/21/2013		HEAT TRANSFERABLE MATERIAL FOR IMPROVED IMAGE STABILITY

95196	Eastman Kodak Company	US	7967423	12/333,340	12/12/2008	6/28/2011	PRESSURE MODULATION CLEANING OF JETTING MODULE NOZZLES

95198	Eastman Kodak Company	US		12/767,824	4/27/2010		PRINTHEAD INCLUDING FILTER ASSOCIATED WITH EACH NOZZLE

95199	Eastman Kodak Company	US	8337003	12/504,050	7/16/2009	12/25/2012	CATCHER INCLUDING DRAG REDUCING DROP CONTACT SURFACE

95203	Eastman Kodak Company	CN		201080022147.0	5/14/2010		PRINTHEAD WITH POROUS CATCHER

95203	Eastman Kodak Company	DE	602010003991.9	10724157.2	5/14/2010	12/5/2012	PRINTHEAD WITH POROUS CATCHER

95203	Eastman Kodak Company	EP	2432645	10724157.2	5/14/2010	12/5/2012	PRINTHEAD WITH POROUS CATCHER

95203	Eastman Kodak Company	GB	2432645	10724157.2	5/14/2010	12/5/2012	PRINTHEAD WITH POROUS CATCHER

95203	Eastman Kodak Company	JP		2012-511815	5/14/2010		PRINTHEAD WITH POROUS
							CATCHER

95203	Eastman Kodak Company	NL	2432645	10724157.2	5/14/2010	12/5/2012	PRINTHEAD WITH POROUS CATCHER

95203	Eastman Kodak Company	US	7938522	12/468,075	5/19/2009	5/10/2011	PRINTHEAD WITH POROUS CATCHER

95205	Eastman Kodak Company	US	8145104	12/339,580	12/19/2008	3/27/2012	METERING SKIVE FOR A DEVELOPER ROLLER

95206	Eastman Kodak Company	US	7970304	12/333,355	12/12/2008	6/28/2011	A METHOD OF IMPROVING DEVELOPED FLAT FIELD UNIFORMITY

95207	Eastman Kodak Company	US	7869047	12/337,673	12/18/2008	1/11/2011	IN-LINE SELF-SPACING OPTICAL SENSOR ASSEMBLY FOR A PRINTER

95208	Eastman Kodak Company	US		12/748,762	3/29/2010		SCREENED HARDCOPY REPRODUCTION APPARATUS WITH COMPENSATION

95209	Eastman Kodak Company	CN		200980141441.0	10/13/2009		ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95209	Eastman Kodak Company	DE	602009008854.8	09740551.8	10/13/2009	8/8/2012	ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

95209	Eastman Kodak Company	EP	2338272	09740551.8	10/13/2009	8/8/2012	ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

95209	Eastman Kodak Company	GB	2338272	09740551.8	10/13/2009	8/8/2012	ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

95209	Eastman Kodak Company	JP		2011-532076	10/13/2009		ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

95209	Eastman Kodak Company	NL	2338272	09740551.8	10/13/2009	8/8/2012	ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

95209	Eastman Kodak Company	US		12/577,233	10/12/2009		ADAPTIVE EXPOSURE PRINTING AND PRINTING SYSTEM

95210	Eastman Kodak Company	US		13/166,033	6/22/2011		PRINTER NONUNIFORMITY COMPENSATION FOR HALFTONE SCREENS

95218	Eastman Kodak Company	CN		201080039504.4	9/2/2010		METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95218	Eastman Kodak Company	DE	602009010972.3	09169492.7	9/4/2009	11/7/2012	METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95218	Eastman Kodak Company	EP	2293144	09169492.7	9/4/2009	11/7/2012	METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95218	Eastman Kodak Company	FR	2293144	09169492.7	9/4/2009	11/7/2012	METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95218	Eastman Kodak Company	GB	2293144	09169492.7	9/4/2009	11/7/2012	METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95218	Eastman Kodak Company	JP		2012-527322	9/2/2010		METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95218	Eastman Kodak Company	NL	2293144	09169492.7	9/4/2009	11/7/2012	METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95218	Eastman Kodak Company	US		13/393,242	9/2/2010		METHOD AND APPARATUS FOR DRYING AFTER SINGLE-STEP-PROCESSING OF LITHOGRAPHIC PRINTING PLATES

95222	Eastman Kodak Company	CN		200980151547.9	12/8/2009		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95222	Eastman Kodak Company	EP		09801587.8	12/8/2009		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95222	Eastman Kodak Company	JP		2011-542118	12/8/2009		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95222	Eastman Kodak Company	US		12/339,658	12/19/2008		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95225	Eastman Kodak Company	US	8167406	12/511,147	7/29/2009	5/1/2012	PRINTHEAD HAVING REINFORCED NOZZLE MEMBRANE STRUCTURE

95230	Eastman Kodak Company	US	8092985	12/621,589	11/19/2009	1/10/2012	METHOD OF MAKING A PLANOGRAPHIC PRINTING PLATE

95231	Eastman Kodak Company	US	8220908	12/265,133	11/5/2008	7/17/2012	PRINTHEAD HAVING IMPROVED GAS FLOW DEFLECTION SYSTEM

95231	Eastman Kodak Company	US		13/491,726	6/8/2012		PRINTHEAD HAVING IMPROVED GAS FLOW DEFLECTION SYSTEM

95246	Eastman Kodak Company	US		12/551,703	9/1/2009		MEANS TO ENGAGE ELECTRONIC DISPLAY PANELS TO CONVENTIONAL PICTURE FRAMES

95247	Eastman Kodak Company	US	7635853	12/250,717	10/14/2008	12/22/2009	ANALYZING REFLECTION DATA FOR RECORDING MEDIUM IDENTIFICATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95253	Eastman Kodak Company	US	7845751	12/251,858	10/15/2008	12/7/2010	NONUNIFORM MASK CIRCULATION FOR IRREGULAR PAGE ADVANCE

95259	Eastman Kodak Company	CN		2010800439220	9/28/2010		PIGMENT BASED INKS FOR INKJET PRINTING

95259	Eastman Kodak Company	EP		10760888.7	9/28/2010		PIGMENT BASED INKS FOR INKJET PRINTING

95259	Eastman Kodak Company	JP		2012-532225	9/28/2010		PIGMENT BASED INKS FOR INKJET PRINTING

95259	Eastman Kodak Company	US	8348411	12/570,288	9/30/2009	1/8/2013	PIGMENT BASED INKS FOR RELIABLE HIGH SPEED INKJET PRINTING

95264	Eastman Kodak Company	US	8259349	12/287,098	10/6/2008	9/4/2012	DOCUMENT CONVERSION FOR OVERPRINTS

95266	Eastman Kodak Company	EP		09752531.5	11/10/2009		POLYMERIC CONDUCTIVE DONOR AND TRANSFER METHOD

95266	Eastman Kodak Company	US		12/269,260	11/12/2008		POLYMERIC CONDUCTIVE DONOR AND TRANSFER METHOD

95269	Eastman Kodak Company	JP	3814961	1997-205789	7/31/1997	6/16/2006	POSITIVE TYPE PHOTOSENSITIVE COMPOSITION, POSITIVE TYPE PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING POSITIVE TYPE PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE

95270	Eastman Kodak Company	JP	3797381	2005-84185	7/31/1997	4/28/2006	POSITIVE PHOTOSENSITIVE COMPOSITION

95273	Eastman Kodak Company	JP	3785833	1998-299373	10/21/1998	3/31/2006	POSITIVE TYPE PHOTOSENSITIVE COMPOSITION, POSITIVE TYPE PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE AND PROCESSING METHOD FOR SAME

95274	Eastman Kodak Company	JP	3979757	1999-322190	11/12/1999	7/6/2007	POSITIVE PHOTOSENSITIVE PLANOGRAPHIC PRINTING PLATE, ITS PRODUCING METHOD AND POSITIVE IMAGE FORMING METHOD

95275	Eastman Kodak Company	JP	3726766	2002-89424	7/31/1997	10/7/2005	IMAGE FORMING METHOD

95277	Eastman Kodak Company	US		12/339,719	12/19/2008		METHOD OF MAKING A COMPOSITE DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95278	Eastman Kodak Company	US	8267501	12/544,331	8/20/2009	9/18/2012	DROP EJECTOR HAVING MULTI-LOBED NOZZLE

95279	Eastman Kodak Company	US		12/468,076	5/19/2009		A METHOD OF MANUFACTURING A POROUS CATCHER

95280	Eastman Kodak Company	BR		BR1120120196529	2/22/2011		PRINTHEAD INCLUDING PORT AFTER FILTER

95280	Eastman Kodak Company	CN		201180011124.4	2/22/2011		PRINTHEAD INCLUDING PORT AFTER FILTER

95280	Eastman Kodak Company	EP		11707269.4	2/22/2011		PRINTHEAD INCLUDING PORT AFTER FILTER

95280	Eastman Kodak Company	IN		6322/DELNP/2012	2/22/2011		PRINTHEAD INCLUDING PORT AFTER FILTER

95280	Eastman Kodak Company	JP		2012-555066	2/22/2011		PRINTHEAD INCLUDING PORT AFTER FILTER

95280	Eastman Kodak Company	US		12/712,248	2/25/2010		PRINTHEAD INCLUDING PORT AFTER FILTER

95281	Eastman Kodak Company	US	8233705	12/244,813	10/3/2008	7/31/2012	POTENTIAL FIELD-BASED GAMUT MAPPING

95281	Eastman Kodak Company	US		13/473,914	5/17/2012		POTENTIAL FIELD-BASED GAMUT MAPPING

95282	Eastman Kodak Company	US		12/329,935	12/8/2008		COMPACT WASTE INK ABSORBER FACILITATING FLUID EVAPORATION

95283	Eastman Kodak Company	CN		201080041798.4	9/16/2010		METHOD FOR OPTIMIZING DISPLAY PROFILES

95283	Eastman Kodak Company	EP		09789356.4	9/22/2009		OPTIMIZING DISPLAY PROFILES TO SIMULATE CUSTOM ILLUMINATION

95283	Eastman Kodak Company	EP		10821027.9	9/16/2010		METHOD FOR OPTIMIZING DISPLAY PROFILES

95283	Eastman Kodak Company	JP		2011-529009	9/22/2009		OPTIMIZING DISPLAY PROFILES TO SIMULATE CUSTOM ILLUMINATION

95283	Eastman Kodak Company	JP		2012-532108	9/16/2010		METHOD FOR OPTIMIZING DISPLAY PROFILES

95283	Eastman Kodak Company	US		12/570,237	9/30/2009		METHOD FOR OPTIMIZING DISPLAY PROFILES

95284	Eastman Kodak Company	US		12/275,262	11/21/2008		NEGATIVE-WORKING ON-PRESS DEVELOPABLE IMAGEABLE ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95287	Eastman Kodak Company	US	8204411	12/533,044	7/31/2009	6/19/2012	ELECTROGRAPHIC IMAGE DEVELOPING APPARATUS AND METHOD FOR DEVELOPING INCLUDING COMPENSATION FOR SLIPPAGE

95291	Eastman Kodak Company	CN		200980139360.7	10/9/2009		MOVEABLE PRINTING PLATE REGISTRATION MEMBER

95291	Eastman Kodak Company	EP		09741047.6	10/9/2009		MOVEABLE PRINTING PLATE REGISTRATION MEMBER

95291	Eastman Kodak Company	JP		2011-533160	10/9/2009		MOVEABLE PRINTING PLATE REGISTRATION MEMBER

95291	Eastman Kodak Company	US	8210104	12/256,501	10/23/2008	7/3/2012	MOVEABLE PRINTING PLATE REGISTRATION MEMBER

95292	Eastman Kodak Company	US	8176846	12/256,510	10/23/2008	5/15/2012	PRINTING PLATE POSITIONING

95298	Eastman Kodak Company	EP		09744807.0	10/23/2009		ETENDUE MAINTAINING POLARIZATION SWITCHING SYSTEM AND RELATED METHODS

95298	Eastman Kodak Company	JP		2011-533186	10/23/2009		ETENDUE MAINTAINING POLARIZATION SWITCHING SYSTEM AND RELATED METHODS

95298	Eastman Kodak Company	TW		098136342	10/27/2009		ETENDUE MAINTAINING POLARIZATION SWITCHING SYSTEM AND RELATED METHODS

95298	Eastman Kodak Company	US	8016422	12/259,307	10/28/2008	9/13/2011	ETENDUE MAINTAINING POLARIZATION SWITCHING SYSTEM AND RELATED METHODS

95298	Eastman Kodak Company	US	8136948	13/110,111	5/18/2011	3/20/2012	ETENDUE MAINTAINING POLARIZATION SWITCHING SYSTEM AND RELATED METHODS

95304	Eastman Kodak Company	US		12/257,452	10/24/2008		METHOD AND APPARATUS FOR PRINTING EMBOSSED REFLECTIVE IMAGES

95305	Eastman Kodak Company	CN		200980143753.5	10/21/2009		TONER REMOVAL APPARATUS WITH PROFILED BLADE

95305	Eastman Kodak Company	EP		09744227.1	10/21/2009		TONER REMOVAL APPARATUS WITH PROFILED BLADE

95305	Eastman Kodak Company	US	7796913	12/261,260	10/30/2008	9/14/2010	TONER REMOVAL APPARATUS WITH PROFILED BLADE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95306	Eastman Kodak Company	CN		200980143720.0	10/27/2009		TONER REMOVAL APPARATUS FOR ELECTROGRAPHIC PRINTER

95306	Eastman Kodak Company	EP		09744237.0	10/27/2009		TONER REMOVAL APPARATUS FOR ELECTROGRAPHIC PRINTER

95306	Eastman Kodak Company	US	8086133	12/261,274	10/30/2008	12/27/2011	TONER REMOVAL APPARATUS FOR ELECTROGRAPHIC PRINTER

95307	Eastman Kodak Company	CN		200980151546.4	12/18/2009		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95307	Eastman Kodak Company	EP		09801844.3	12/18/2009		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95307	Eastman Kodak Company	JP		2011-542136	12/18/2009		ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95307	Eastman Kodak Company	US	8280297	12/339,693	12/19/2008	10/2/2012	ELECTOPHOTOGRAPHIC BORDERLESS PRINTING METHOD AND APPARATUS

95308	Eastman Kodak Company	US	8223348	12/332,648	12/11/2008	7/17/2012	MEDIA IDENTIFICATION SYSTEM WITH SENSOR ARRAY

95309	Eastman Kodak Company	US	8302957	12/392,352	2/25/2009	11/6/2012	MOTOR INSIDE PICK-UP ROLLER

95310	Eastman Kodak Company	US	7980553	12/332,616	12/11/2008	7/19/2011	MEDIA MEASUREMENT WITH SENSOR ARRAY

95315	Eastman Kodak Company	DE	102008048278.1	102008048278.1	9/22/2008	6/24/2010	SPEED AUTO CONTROL

95315	Eastman Kodak Company	EP		09781766.2	8/12/2009		METHOD FOR PREPARING A PROFILE OF A PRINTING SPEED OF A PRINTING MACHINE

95315	Eastman Kodak Company	JP		2011-527272	8/12/2009		METHOD FOR PREPARING A PROFILE OF A PRINTING SPEED OF A PRINTING MACHINE

95315	Eastman Kodak Company	US		13/063,489	8/12/2009		METHOD FOR PREPARING A PROFILE OF A PRINTING SPEED OF A PRINTING MACHINE

95318	Eastman Kodak Company	US	5600574	08/242,275	5/13/1994	2/4/1997	AUTOMATED IMAGE QUALITY CONTROL

95320	Eastman Kodak Company	CN		201080059376.X	10/12/2010		LASER-ABLATABLE ELEMENTS AND METHODS OF USE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95320	Eastman Kodak Company	EP		10768156.1	10/12/2010		LASER-ABLATABLE ELEMENTS AND METHODS OF USE

95320	Eastman Kodak Company	JP		2012-535235	10/12/2010		LASER-ABLATABLE ELEMENTS AND METHODS OF USE

95320	Eastman Kodak Company	US	8114572	12/581,926	10/20/2009	2/14/2012	LASER-ABLATABLE ELEMENTS AND METHODS OF USE

95320	Eastman Kodak Company	US		13/334,230	12/22/2011		METHOD OF MAKING LASER-ABLATABLE ELEMENTS

95326	Eastman Kodak Company	CN		200980146813.9	11/12/2009		POSITIVE-WORKING IMAGEABLE ELEMENTS AND METHOD OF USE

95326	Eastman Kodak Company	DE	602009012510.9	09764107.0	11/12/2009	1/2/2013	POSITIVE-WORKING IMAGEABLE ELEMENTS AND METHOD OF USE

95326	Eastman Kodak Company	EP	2349719	09764107.0	11/12/2009	1/2/2013	POSITIVE-WORKING IMAGEABLE ELEMENTS AND METHOD OF USE

95326	Eastman Kodak Company	GB	2349719	09764107.0	11/12/2009	1/2/2013	POSITIVE-WORKING IMAGEABLE ELEMENTS AND METHOD OF USE

95326	Eastman Kodak Company	NL	2349719	09764107.0	11/12/2009	1/2/2013	POSITIVE-WORKING IMAGEABLE ELEMENTS AND METHOD OF USE

95326	Eastman Kodak Company	US		12/274,488	11/20/2008		POSITIVE-WORKING IMAGEABLE ELEMENTS AND METHOD OF USE

95327	Eastman Kodak Company	CN		200980151874.4	12/7/2009		STACK OF NEGATIVE-WORKING IMAGEABLE ELEMENTS

95327	Eastman Kodak Company	EP		09802237.9	12/7/2009		STACK OF NEGATIVE-WORKING IMAGEABLE ELEMENTS

95332	Eastman Kodak Company	GB		0901646.0	2/3/2009		MULTIPLE SCREEN DISPLAY DEVICE AND METHOD

95332	Eastman Kodak Company	US		12/698,177	2/2/2010		MULTIPLE SCREEN DISPLAY DEVICE AND METHOD

95334	Eastman Kodak Company	DE		112009005468.4	12/23/2009

95334	Eastman Kodak Company	US		13/518,396	12/23/2009		METHOD AND DEVICE FOR THE PRINTING OF SUBSTRATES

95338	Eastman Kodak Company	US	8338514	12/339,566	12/19/2008	12/25/2012	POLYOLEFIN ANTIMICROBIAL COMPOSITIONS AND MELT-PROCESSING METHODS

95339	Eastman Kodak Company	CN		200980144293.8	10/27/2009		AN APPARATUS FOR CASSETTE LOADING

95339	Eastman Kodak Company	EP		09745154.6	10/27/2009		AN APPARATUS FOR CASSETTE LOADING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95339	Eastman Kodak Company	US		12/269,910	11/13/2008		AN APPARATUS FOR CASSETTE LOADING VIA A PALLET LOADER

95342	Eastman Kodak Company	US	7982916	12/275,705	11/21/2008	7/19/2011	COLOR ERROR DIFFUSION WITH ERROR SIGNAL OFFSET

95342	Eastman Kodak Company	US	8098403	13/105,063	5/11/2011	1/17/2012	COLOR ERROR DIFFUSION WITH ERROR SIGNAL OFFSET

95343	Eastman Kodak Company	US	8248678	12/274,579	11/20/2008	8/21/2012	ESTABLISHING ONE-DIMENSIONAL TRANSFORMS

95344	Eastman Kodak Company	US		12/339,251	12/19/2008		BOOK COVER AND USES

95345	Eastman Kodak Company	US		13/141,702	12/17/2009		METHOD OF PREPARING STIMULUS-RESPONSIVE POLYMERIC PARTICLES

95347	Eastman Kodak Company	US	8085436	12/330,552	12/9/2008	12/27/2011	DIGITAL PRINTING USING SIMILAR COLORANTS

95354	Eastman Kodak Company	DE		102009031116.5	6/30/2009		DIVERTER FOR BELT TRANSPORT Bogenweiche und Verfahren zum Umlenken eines Bogens

95354	Eastman Kodak Company	US		13/376,451	6/11/2010		SHEET DIVERTER AND METHOD FOR DEFLECTING A SHEET

95358	Eastman Kodak Company	GB	2476300	0922173.0	12/18/2009	11/7/2012	LUMINESCENT SOLAR CONCENTRATOR

95358	Eastman Kodak Company	US		12/963,669	12/9/2010		LUMINESCENT SOLAR CONCENTRATOR

95359	Eastman Kodak Company	GB	GB2466263	0823033.6	12/18/2008	12/15/2010	METHOD OF DIFFERENTIATION OF UNEXPOSED AND EXPOSED PLANOGRAPHIC PRINTING PLATES

95360	Eastman Kodak Company	US	8159725	12/326,953	12/3/2008	4/17/2012	PRINTING PLATE REGISTRATION

95361	Eastman Kodak Company	US	8146498	12/326,968	12/3/2008	4/3/2012	PRINTING PLATE REGISTRATION

95362	Eastman Kodak Company	US	7989788	12/326,998	12/3/2008	8/2/2011	DETERMINING POSITION OF A MEDIA EDGE USING A SLOT IN THE IMAGING DRUM

95367	Eastman Kodak Company	CN		2011800106496	2/23/2011		INTERCHANGING COLOR PRINTER AND RELATED METHOD

95367	Eastman Kodak Company	EP		11707011.0	2/23/2011		INTERCHANGING COLOR PRINTER AND RELATED METHOD

95367	Eastman Kodak Company	US		12/713,202	2/26/2010		INTERCHANGING COLOR PRINTER AND RELATED METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95373	Eastman Kodak Company	US		12/481,002	6/9/2009		METHOD OF PROVIDING LITHOGRAPHIC PRINTING PLATES

95375	Eastman Kodak Company	US		12/621,735	11/19/2009		IMPROVED GRAYSCALE CHARACTERISTIC FOR COLOR DISPLAY DEVICE

95376	Eastman Kodak Company	CN		200980148748.3	12/7/2009		RELIEF PRINTING PLATE

95376	Eastman Kodak Company	EP		09799201.0	12/7/2009		RELIEF PRINTING PLATE

95376	Eastman Kodak Company	JP		2011-539515	12/7/2009		RELIEF PRINTING PLATE

95376	Eastman Kodak Company	US	8399177	12/329,837	12/8/2008	3/19/2013	ENHANCED RELIEF PRINTING PLATE

95377	Eastman Kodak Company	US	8306265	12/406,186	3/18/2009	11/6/2012	DETECTION OF ANIMATE OR
							INANIMATE OBJECTS

95385	Eastman Kodak Company	US	6248502	09/631,975	8/3/2000	6/19/2001	DEVELOPER SOLVENT FOR PHOTOPOLYMER PRINTING PLATES AND METHOD

95386	Eastman Kodak Company	CN	200480024826.6	200480024826.6	7/15/2004	4/7/2010	DEVELOPING SOLVENT FOR PHOTOPOLYMERIZABLE PRINTING PLATES

95386	Eastman Kodak Company	US	6582886	09/993,912	11/27/2001	6/24/2003	DEVELOPING SOLVENT FOR PHOTOPOLYMERIZABLE PRINTING PLATES

95387	Eastman Kodak Company	US	7413849	10/937,386	9/10/2004	8/19/2008	SUBSTITUTED BENZENE DEVELOPING SOLVENT FOR PHOTOPOLYMERIZABLE PRINTING PLATES

95387	Eastman Kodak Company	US	7326353	11/341,654	1/30/2006	2/5/2008	SUBSTITUTED BENZENE DEVELOPING SOLVENT FOR PHOTOPOLYMERIZABLE PRINTING PLATES

95388	Eastman Kodak Company	US	6897008	10/701,662	11/6/2003	5/24/2005	TERPENE ETHER DEVELOPING SOLVENT FOR PHOTOPOLYMERIZABLE PRINTING PLATES

95391	Eastman Kodak Company	US		12/431,810	4/29/2009		PRINTHEAD CONFIGURATION TO CONTROL JET DIRECTIONALITY

95394	Eastman Kodak Company	US		13/456,520	4/26/2012		LIQUID EJECTION WITH ON-CHIP DEFLECTION AND COLLECTION

95395	Eastman Kodak Company	CN		201080027457.1	6/14/2010		A MICRO-FLUIDIC ACTUATOR FOR INKJET PRINTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95395	Eastman Kodak Company	EP		10728452.3	6/14/2010		A MICRO-FLUIDIC ACTUATOR FOR INKJET PRINTERS

95395	Eastman Kodak Company	JP		2012-516054	6/14/2010		A MICRO-FLUIDIC ACTUATOR FOR INKJET PRINTERS

95395	Eastman Kodak Company	US	8113627	12/487,674	6/19/2009	2/14/2012	A MICRO-FLUIDIC ACTUATOR FOR INKJET PRINTERS

95396	Eastman Kodak Company	US	8235505	12/494,331	6/30/2009	8/7/2012	FLOW THROUGH DROP DISPENSER INCLUDING POROUS MEMBER

95396	Eastman Kodak Company	US		13/524,550	6/15/2012		FLOW THROUGH DROP DISPENSER INCLUDING POROUS MEMBER

95401	Eastman Kodak Company	US		13/132,326	12/22/2009		MULTILAYER DEVICES ON FLEXIBLE SUPPORTS

95404	Eastman Kodak Company	US	7749413	12/335,791	12/16/2008	7/6/2010	METHOD FOR REFURBISHING CYLINDRICAL MEMBERS

95407	Eastman Kodak Company	US		12/339,441	12/19/2008		INSTANT MEDIA BINDING SYSTEM

95408	Eastman Kodak Company	US	8182188	12/339,504	12/19/2008	5/22/2012	A BOOK AND A METHOD OF MAKING SAME

95412	Eastman Kodak Company	US		12/337,067	12/17/2008		APPARATUS FOR REFURBISHING CYLINDRICAL MEMBERS

95415	Eastman Kodak Company	US	8011764	12/420,837	4/9/2009	9/6/2011	DEVICE INCLUDING MOVEABLE PORTION FOR CONTROLLING FLUID

95416	Eastman Kodak Company	US		13/300,917	11/21/2011		PRINTED ELECTRONIC CIRCUIT BOARDS AND OTHER ARTICLES HAVING PATTERNED CONDUCTIVE IMAGES

95417	Eastman Kodak Company	CN	99814426.6	99814426.6	10/15/1999	3/24/2004	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	DE	69925297.0	99950791.6	10/15/1999	5/11/2005	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	FR	1121826	99950791.6	10/15/1999	5/11/2005	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	GB	1121826	99950791.6	10/15/1999	5/11/2005	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	JP	3811009	2000-577850	10/15/1999	6/2/2006	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	NL	1121826	99950791.6	10/15/1999	5/11/2005	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95417	Eastman Kodak Company	US	7058406	09/419,171	10/15/1999	6/6/2006	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	US	7587204	11/110,444	4/20/2005	9/8/2009	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95417	Eastman Kodak Company	US	8335509	12/506,292	7/21/2009	12/18/2012	CELL RE-SELECTION UTILIZING SYSTEM INFORMATION LENGTH

95418	Eastman Kodak Company	BR		PI9905907.0	12/17/1999		METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	CN	01143122.9	01143122.9	1/11/2000	1/5/2005	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	CN	01143124.5	01143124.5	1/11/2000	4/27/2005	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	DE	60040942.2	00300178.1	1/11/2000	12/3/2008	METHOD AND DEVICES FOR
							IMPLEMENTING CONTINUED PACKET-
							SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	DE	60045893.8	01204507.6	1/11/2000	4/27/2011	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	DE	60134933.4	01309686.2	1/11/2000	7/23/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	EP	1193910	01204507.6	1/11/2000	4/27/2011	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	FR	1021017	00300178.1	1/11/2000	12/3/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95418	Eastman Kodak Company	FR	1202496	01309686.2	1/11/2000	7/23/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	GB	1021017	00300178.1	1/11/2000	12/3/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	GB	1202496	01309686.2	1/11/2000	7/23/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	JP	3860375	2000-6213	1/11/2000	9/29/2006	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	JP	4347542	2002-3642	1/11/2000	7/24/2009	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	JP	4460207	2002-3653	1/11/2000	2/19/2010	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	KR	420751	2000-579	1/7/2000	2/18/2004	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	KR	414311	2001-68620	11/5/2001	12/23/2003	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	KR	414312	2001-68621	11/5/2001	12/23/2003	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95418	Eastman Kodak Company	NL	1021017	00300178.1	1/11/2000	12/3/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	NL	1193910	01204507.6	1/11/2000	4/27/2011	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	NL	1202496	01309686.2	1/11/2000	7/23/2008	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95418	Eastman Kodak Company	US	6718179	09/480,071	1/10/2000	4/6/2004	METHOD AND DEVICES FOR IMPLEMENTING CONTINUED PACKET-SWITCHED RADIO CONNECTION

95419	Eastman Kodak Company	AU	731568	77698/98	6/12/1998	7/19/2001	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	CN	98808034.6	98808034.6	6/12/1998	1/14/2004	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	DE	69817188.8	98925675.5	6/12/1998	8/13/2003	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	FI	105874	973303	8/12/1997	10/13/2000	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	FR	1004211	98925675.5	6/12/1998	8/13/2003	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	GB	1004211	98925675.5	6/12/1998	8/13/2003	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	HK	1030510	01101363.6	2/23/2001	11/19/2004	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	NL	1004211	98925675.5	6/12/1998	8/13/2003	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	RU	2199834	2000105897	6/12/1998	2/27/2003	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	SE	1004211	98925675.5	6/12/1998	10/24/2003	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	US	6717925	09/132,122	8/10/1998	4/6/2004	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95419	Eastman Kodak Company	US	7554935	10/818,244	4/5/2004	6/30/2009	POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	US		12/428,013	4/22/2009		POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95419	Eastman Kodak Company	US		13/420,325	3/14/2012		POINT-TO-MULTIPOINT MOBILE RADIO TRANSMISSION

95420	Eastman Kodak Company	BR		PI9913422.5	9/16/1999		METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	CN	99810990.8	99810990.8	9/16/1999	2/18/2004	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	DE	69913177.4	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	ES	1114565	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	FR	1114565	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	GB	1114565	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	HK	1038135	01109044.6	12/24/2001	4/30/2004	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	IT	1114565	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	KR	0470597	2001-7003007	9/16/1999	1/28/2005	IMPROVED METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	NL	1114565	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	SE	1114565	99946191.6	9/16/1999	11/26/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95420	Eastman Kodak Company	US	6546251	09/396,853	9/15/1999	4/8/2003	METHOD AND ARRANGEMENT FOR CHANGING CELLS

95422	Eastman Kodak Company	US	8287072	12/407,130	3/19/2009	10/16/2012	IMAGE DATA EXPANSION BY PRINT MASK

95424	Eastman Kodak Company	US	8134539	12/413,790	3/30/2009	3/13/2012	DIGITAL PICTURE FRAME HAVING NEAR-TOUCH AND TRUE-TOUCH

95425	Eastman Kodak Company	US		12/862,069	8/24/2010		PRINTING SYSTEM CONTROL USING UPDATED METADATA PACKETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95426	Eastman Kodak Company	CN		2011800309467	6/10/2011		PRINTHEAD INCLUDING ALIGNMENT ASSEMBLY

95426	Eastman Kodak Company	EP		11727375.5	6/10/2011		PRINTHEAD INCLUDING ALIGNMENT ASSEMBLY

95426	Eastman Kodak Company	US		12/821,220	6/23/2010		PRINTHEAD INCLUDING ALIGNMENT ASSEMBLY

95428	Eastman Kodak Company	CN		201080007877.3	1/28/2010		NEGATIVE-WORKING IMAGEABLE ELEMENTS

95428	Eastman Kodak Company	EP		10703710.3	1/28/2010		NEGATIVE-WORKING IMAGEABLE ELEMENTS

95428	Eastman Kodak Company	US	8034538	12/370,625	2/13/2009	10/11/2011	NEGATIVE-WORKING IMAGEABLE ELEMENTS

95432	Eastman Kodak Company	US	8377624	12/412,400	3/27/2009	2/19/2013	NEGATIVE-WORKING THERMAL IMAGEABLE ELEMENTS

95436	Eastman Kodak Company	US	8363281	12/405,493	3/17/2009	1/29/2013	EFFICIENT IMAGE PRINTING WITH PRINTING SYSTEMS EMPLOYING PRINTHEADS WITH DROP EJECTORS PROVIDING MULTIPLE-SIZED DOTS

95438	Eastman Kodak Company	US	8304370	12/621,829	11/19/2009	11/6/2012	IMAGE RECEIVER ELEMENTS

95448	Eastman Kodak Company	CN		201080007880.5	1/28/2010		COMPREHENSIVE PRINT JOB SKELETON CREATION

95448	Eastman Kodak Company	EP		10741500.2	1/28/2010		COMPREHENSIVE PRINT JOB SKELETON CREATION

95448	Eastman Kodak Company	JP		2011-549149	1/28/2010		COMPREHENSIVE PRINT JOB SKELETON CREATION

95461	Eastman Kodak Company	US	8241828	12/432,836	4/30/2009	8/14/2012	METHOD OF FILTERING POROUS PARTICLES

95464	Eastman Kodak Company	DE	102009022415.7	102009022415.7	5/22/2009	9/23/2010	FAILURE DETECTION ON PAPERROLLFEED

95465	Eastman Kodak Company	DE		102009060276.3	12/23/2009		TURNBAR WITH CONTROLLED CUSHION Vorrichtung zum wenden von bahnförmigen substraten

95465	Eastman Kodak Company	US		13/518,946	12/17/2010		DEVICE FOR TURNING SHEET-LIKE SUBSTRATES

95466	Eastman Kodak Company	US		12/397,429	3/4/2009		IMAGEABLE ELEMENTS WITH COLORANTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95466	Eastman Kodak Company	US		13/480,634	5/25/2012		IMAGEABLE ELEMENTS WITH COLORANTS

95467	Eastman Kodak Company	EP		10710473.9	3/8/2010		NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH OVERCOAT

95467	Eastman Kodak Company	US	8318405	12/403,458	3/13/2009	11/27/2012	NEGATIVE-WORKING IMAGEABLE ELEMENTS WITH OVERCOAT

95468	Eastman Kodak Company	CN		201080025225.2	5/31/2010		A LITHOGRAPHIC PRINTING PLATE PRECURSOR

95468	Eastman Kodak Company	EP		10783479.8	5/31/2010		A LITHOGRAPHIC PRINTING PLATE PRECURSOR

95468	Eastman Kodak Company	JP		2009-133358	6/2/2009		A LITHOGRAPHIC PRINTING PLATE PRECURSOR

95468	Eastman Kodak Company	US		13/322,922	11/29/2011		A LITHOGRAPHIC PRINTING PLATE PRECURSOR

95469	Eastman Kodak Company	DE	102009047776.4	102009047776.4	9/30/2009	4/26/2012	WEBGUIDE WITH PRECISE WEB DIRECTIONAL CONTROL Verfahren und Vorrichtung zum Messen einer Laufrichtung einer Substratbahn

95469	Eastman Kodak Company	US		13/496,541	9/16/2010		METHOD AND DEVICE FOR MEASURING A RUNNING DIRECTION OF A SUBSTRATE WEB

95474	Eastman Kodak Company	CN		201080007777.0	1/28/2010		DEVELOPER WASTE REUSE

95474	Eastman Kodak Company	EP		10709085.4	1/28/2010		DEVELOPER WASTE REUSE

95474	Eastman Kodak Company	JP		2011-550120	1/28/2010		DEVELOPER WASTE REUSE

95474	Eastman Kodak Company	US	7854558	12/371,667	2/16/2009	12/21/2010	DEVELOPER WASTE REUSE

95484	Eastman Kodak Company	US	7782534	12/414,732	3/31/2009	8/24/2010	MICRO-LENS ENHANCED ELEMENT

95485	Eastman Kodak Company	US	7933545	12/378,145	2/11/2009	4/26/2011	REDUCING IMAGE ARTIFACT REDUCTION METHOD

95486	Eastman Kodak Company	EP		10705020.5	2/16/2010		POLYMER-CONTAINING SOLVENT PURIFYING PROCESS

95486	Eastman Kodak Company	US	8083947	12/391,344	2/24/2009	12/27/2011	POLYMER-CONTAINING SOLVENT PURIFYING PROCESS

95488	Eastman Kodak Company	CN		201080038555.5	8/12/2010		PROCESSING SOLUTION FOR FLEXOGRAPHIC PRINTING PLATES AND METHODS OF USE

95488	Eastman Kodak Company	EP		10755009.7	8/12/2010		PROCESSING SOLUTION FOR FLEXOGRAPHIC PRINTING PLATES AND METHOD OF USE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95488	Eastman Kodak Company	JP		2012-526713	8/12/2010		PROCESSING SOLUTION FOR FLEXOGRAPHIC PRINTING PLATES AND METHOD OF USE

95488	Eastman Kodak Company	US		12/546,780	8/25/2009		FLEXOGRAPHIC PROCESSING SOLUTION AND METHOD OF USE

95489	Eastman Kodak Company	DE	102009047775.6	102009047775.6	9/30/2009	9/1/2011	SELFCONTROLLING BLOWER

95489	Eastman Kodak Company	US		13/498,330	9/28/2010		VENTILATING DEVICE AND METHOD FOR VENTILATING A HOUSING

95492	Eastman Kodak Company	US	8300269	12/413,729	3/30/2009	10/30/2012	DOT FORMING ELEMENT ARRAYS AT DIFFERENT RESOLUTIONS

95493	Eastman Kodak Company	US	8404332	12/533,081	7/31/2009	3/26/2013	IMAGE RECEIVER ELEMENTS WITH AQUEOUS DYE RECEIVING LAYER

95493	Eastman Kodak Company	US		13/029,397	2/17/2011		IMAGE RECEIVER ELEMENTS WITH AQUEOUS DYE RECEIVING LAYER

95495	Eastman Kodak Company	US	7813044	12/414,738	3/31/2009	10/12/2010	MICRO-LENS ENHANCED ELEMENT

95496	Eastman Kodak Company	US	8345301	12/397,381	3/4/2009	1/1/2013	ORTHOGONALITY CORRECTION EMPLOYING SUBSTITUTED IMAGE DATA

95497	Eastman Kodak Company	US	8355162	12/397,389	3/4/2009	1/15/2013	IMAGING WITH HELICAL AND CIRCULAR SCANS

95498	Eastman Kodak Company	US		12/397,395	3/4/2009		IMAGING WITH HELICAL AND CIRCULAR SCANS

95499	Eastman Kodak Company	US	8358431	12/397,403	3/4/2009	1/22/2013	ORTHOGONALITY CORRECTIONS FOR DIFFERENT SCANNING DIRECTIONS

95500	Eastman Kodak Company	US	8358782	12/492,452	6/26/2009	1/22/2013	METHOD FOR DISPLAYING A VIDEO OF A SCENE

95507	Eastman Kodak Company	DE		102009039444.3	8/31/2009		ADAPTIVE STITCH METHOD Druckvorrichtung und Verfahren zum Bedrucken eines Bedruckstoffs

95507	Eastman Kodak Company	EP		10744929.0	8/18/2010		PRINTING DEVICE AND METHOD FOR PRINTING A PRINTING SUBSTRATE

95507	Eastman Kodak Company	US		13/392,883	8/18/2010		PRINTING DEVICE AND METHOD FOR PRINTING A PRINTING SUBSTRATE

95508	Eastman Kodak Company	US	8142002	12/468,077	5/19/2009	3/27/2012	ROTATING COANDA CATCHER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95509	Eastman Kodak Company	US	8033643	12/466,422	5/15/2009	10/11/2011	RECYCLABLE CONTINUOUS INK JET PRINT HEAD AND METHOD

95510	Eastman Kodak Company	US	8182068	12/511,138	7/29/2009	5/22/2012	PRINTHEAD INCLUDING DUAL NOZZLE STRUCTURE

95511	Eastman Kodak Company	US		12/843,910	7/27/2010		LIQUID FILM MOVING OVER POROUS CATCHER SURFACE

95512	Eastman Kodak Company	US	8382258	12/843,914	7/27/2010	2/26/2013	MOVING LIQUID CURTAIN CATCHER

95517	Eastman Kodak Company	US	7832824	12/432,802	4/30/2009	11/16/2010	METHOD FOR PRINTING WITH AN ACCELERATING PRINTHEAD

95519	Eastman Kodak Company	EP		10710118.0	3/9/2010		DROPLET GENERATOR

95519	Eastman Kodak Company	US		13/257,373	3/9/2010		DROPLET GENERATOR

95519-1	Eastman Kodak Company	EP		10710474.7	3/9/2010		DROPLET GENERATOR

95519-1	Eastman Kodak Company	US		13/257,377	3/9/2010		DROPLET GENERATOR

95520	Eastman Kodak Company	GB		0914654.9	8/21/2009		FLEXOGRAPHIC PRINTING INKS

95520	Eastman Kodak Company	US		12/852,650	8/9/2010		FLEXOGRAPHIC PRINTING INKS

95521	Eastman Kodak Company	US		12/399,198	3/6/2009		TRAILING EDGE PATTERN FOR RELIEF PLATE FEATURE

95522	Eastman Kodak Company	US	8267504	12/767,846	4/27/2010	9/18/2012	PRINTHEAD INCLUDING INTEGRATED STIMULATOR/FILTER DEVICE

95524	Eastman Kodak Company	CN		201080053753.9	11/16/2010		PRINT MEDIA TENSIONING APPARATUS

95524	Eastman Kodak Company	EP		10781774.4	11/16/2010		PRINT MEDIA TENSIONING APPARATUS

95524	Eastman Kodak Company	JP		MAILED	11/16/2010		PRINT MEDIA TENSIONING APPARATUS

95524	Eastman Kodak Company	US	8308037	12/627,003	11/30/2009	11/13/2012	PRINT MEDIA TENSIONING
							APPARATUS

95525	Eastman Kodak Company	CN		201080054096.X	11/24/2010		EDGE GUIDE FOR MEDIA TRANSPORT SYSTEM

95525	Eastman Kodak Company	EP		10798865.1	11/24/2010		EDGE GUIDE FOR MEDIA TRANSPORT SYSTEM

95525	Eastman Kodak Company	JP		2012-541182	11/24/2010		EDGE GUIDE FOR MEDIA TRANSPORT SYSTEM

95525	Eastman Kodak Company	US		12/627,010	11/30/2009		EDGE GUIDE FOR MEDIA TRANSPORT SYSTEM

95526	Eastman Kodak Company	US		12/627,018	11/30/2009		MEDIA TRANSPORT SYSTEM FOR NON-CONTACTING PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95529	Eastman Kodak Company	EP		10782118.3	11/15/2010		MODULAR MEDIA TRANSPORT SYSTEM

95529	Eastman Kodak Company	US		12/627,032	11/30/2009		MODULAR MEDIA TRANSPORT SYSTEM

95530	Eastman Kodak Company	EP		10706811.6	2/23/2010		REDUCING FOAM FORMATION

95530	Eastman Kodak Company	JP		2011-554034	2/23/2010		REDUCING FOAM FORMATION

95531	Eastman Kodak Company	CN		201080006552.3	2/26/2010		A POWER STABILIZIED LASER DIODE ARRAY

95531	Eastman Kodak Company	EP		10707148.2	2/26/2010		A POWER STABILIZIED LASER DIODE ARRAY

95531	Eastman Kodak Company	JP		2011-554035	2/26/2010		A POWER STABILIZIED LASER DIODE ARRAY

95531	Eastman Kodak Company	US	7894495	12/400,130	3/9/2009	2/22/2011	A POWER STABILIZIED LASER DIODE ARRAY

95532	Eastman Kodak Company	US	8180267	12/396,779	3/3/2009	5/15/2012	ELECTROPHOTOGRAPHICALLY PRODUCED BARRIER IMAGES USING AN INTERMEDIATE TRANSFER MEMBER

95536	Eastman Kodak Company	US	8274138	12/570,314	9/30/2009	9/25/2012	II-VI SEMICONDUCTOR NANOWIRES

95539	Eastman Kodak Company	CN		201180031711.X	4/20/2011		INKJET PRINTING DEVICE WITH COMPOSITE SUBSTRATE

95539	Eastman Kodak Company	EP		11718193.3	4/20/2011		INKJET PRINTING DEVICE WITH COMPOSITE SUBSTRATE

95539	Eastman Kodak Company	JP		2013-508039	4/20/2011		INKJET PRINTING DEVICE WITH COMPOSITE SUBSTRATE

95539	Eastman Kodak Company	US		12/768,759	4/28/2010		INKJET PRINTING DEVICE WITH COMPOSITE SUBSTRATE

95542	Eastman Kodak Company	US	8301061	12/490,568	6/24/2009	10/30/2012	METHOD AND APPARATUS FOR ALIGNING COUPLED DIGITAL PRINT ENGINES

95544	Eastman Kodak Company	US		12/469,987	5/21/2009		SHEET INVERTER ADJUSTMENT IN A DUPLEX PRINTER

95545	Eastman Kodak Company	CN		201080021590.6	5/11/2010		DUAL ENGINE SYNCHRONIZATION

95545	Eastman Kodak Company	EP		10723813.1	5/11/2010		DUAL ENGINE SYNCHRONIZATION

95545	Eastman Kodak Company	US		12/468,286	5/19/2009		DUAL ENGINE SYNCHRONIZATION

95546	Eastman Kodak Company	CN		201080021607.8	5/7/2010		PRINT ENGINE SPEED COMPENSATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95546	Eastman Kodak Company	EP		10724916.1	5/7/2010		PRINT ENGINE SPEED COMPENSATION

95546	Eastman Kodak Company	US	8355159	12/468,298	5/19/2009	1/15/2013	PRINT ENGINE SPEED COMPENSATION

95547	Eastman Kodak Company	CN		201080022087.2	5/5/2010		SCALING IMAGES IN A DUAL ENGINE SYSTEM

95547	Eastman Kodak Company	EP		10718351.9	5/5/2010		SCALING IMAGES IN A DUAL ENGINE SYSTEM

95548	Eastman Kodak Company	CN		201080026270.X	6/9/2010		DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95548	Eastman Kodak Company	EP		10726669.4	6/9/2010		DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95548	Eastman Kodak Company	JP		2012-516051	6/9/2010		DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95548	Eastman Kodak Company	US		12/484,374	6/15/2009		DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95553	Eastman Kodak Company	US	7891655	12/418,858	4/6/2009	2/22/2011	SEPARATING MEDIA COMBINATION FROM A MEDIA STACK

95554	Eastman Kodak Company	US		12/433,121	4/30/2009		PROFIT BASED LAYOUTS

95555	Eastman Kodak Company	US	8111275	12/466,410	5/15/2009	2/7/2012	SYSTEM FOR OPTICALLY ADJUSTING AN IMAGING HEAD

95557	Eastman Kodak Company	CN		201080026132.1	5/28/2010		PREPARING LITHOGRAPHIC PRINTING PLATES WITH ENHANCED CONTRAST

95557	Eastman Kodak Company	EP		10724920.3	5/28/2010		PREPARING LITHOGRAPHIC PRINTING PLATES WITH ENHANCED CONTRAST

95557	Eastman Kodak Company	JP		2012-514935	5/28/2010		PREPARING LITHOGRAPHIC PRINTING PLATES WITH ENHANCED CONTRAST

95557	Eastman Kodak Company	US	8247163	12/483,323	6/12/2009	8/21/2012	PREPARING LITHOGRAPHIC PRINTING PLATES WITH ENHANCED CONTRAST

95558	Eastman Kodak Company	CN		201080024438.3	6/1/2010		ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95558	Eastman Kodak Company	DE	602010005326.1	10724921.1	6/1/2010	3/6/2013	ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95558	Eastman Kodak Company	EP	2437940	10724921.1	6/1/2010	3/6/2013	ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95558	Eastman Kodak Company	FR	2437940	10724921.1	6/1/2010	3/6/2013	ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95558	Eastman Kodak Company	GB	2437940	10724921.1	6/1/2010	3/6/2013	ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95558	Eastman Kodak Company	JP		2012-513927	6/1/2010		ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95558	Eastman Kodak Company	NL	2437940	10724921.1	6/1/2010	3/6/2013	ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95558	Eastman Kodak Company	US	8221960	12/477,226	6/3/2009	7/17/2012	ON-PRESS DEVELOPMENT OF IMAGED ELEMENTS

95560	Eastman Kodak Company	US	8235609	12/492,496	6/26/2009	8/7/2012	SELECTABLE PRINTHEAD-TO-PAPER SPACING ADJUSTMENT METHOD

95562	Eastman Kodak Company	US	8212236	12/689,310	1/19/2010	7/3/2012	II-VI CORE-SHELL SEMICONDUCTOR NANOWIRES

95564	Eastman Kodak Company	US	8203790	12/416,180	4/1/2009	6/19/2012	MICRO-LENS ENHANCED ELEMENT

95570	Eastman Kodak Company	US	8219009	12/415,476	3/31/2009	7/10/2012	DEVELOPER STATION AND METHOD FOR AN ELECTROGRAPHIC PRINTER WITH MAGNETICALLY ENABLED DEVELOPER REMOVAL

95571	Eastman Kodak Company	US	8121523	12/415,508	3/31/2009	2/21/2012	DEVELOPER STATION WITH TAPERED AUGER SYSTEM

95574	Eastman Kodak Company	US	8404424	13/022,658	2/8/2011	3/26/2013	SECURITY ENHANCED PRINTED PRODUCTS AND METHODS

95574	Eastman Kodak Company	WO		PCT/US12/23602	2/2/2012		SECURITY ENHANCED PRINTED PRODUCTS AND METHODS

95575	Eastman Kodak Company	US		13/022,660	2/8/2011		PRINTED PRODUCT WITH RAISED AUTHENTICATION FEATURE

95576	Eastman Kodak Company	US	8213821	12/470,724	5/22/2009	7/3/2012	ENGINE SYNCHRONIZATION WITH A SMALL DELTA TIME BETWEEN ENGINES

95577	Eastman Kodak Company	CN		201080021915.0	5/19/2010		MAXIMIZING SPEED TOLERANCE DURING DUAL ENGINE SYNCHRONIZATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95577	Eastman Kodak Company	EP		10723374.4	5/19/2010		MAXIMIZING SPEED TOLERANCE DURING DUAL ENGINE SYNCHRONIZATION

95577	Eastman Kodak Company	JP		2012-511822	5/19/2010		MAXIMIZING SPEED TOLERANCE DURING DUAL ENGINE SYNCHRONIZATION

95577	Eastman Kodak Company	US		12/470,511	5/22/2009		MAXIMIZING SPEED TOLERANCE DURING DUAL ENGINE SYNCHRONIZATION

95578	Eastman Kodak Company	CN		201080020908.9	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95578	Eastman Kodak Company	EP		10716912.0	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95578	Eastman Kodak Company	JP		2012-509784	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95578	Eastman Kodak Company	US	8259354	12/436,815	5/7/2009	9/4/2012	CALIBRATION OF A RECORDING APPARATUS

95579	Eastman Kodak Company	CN		201080020933.7	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95579	Eastman Kodak Company	EP		10719816.0	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95579	Eastman Kodak Company	JP		2012-509783	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95579	Eastman Kodak Company	US	8405865	12/436,820	5/7/2009	3/26/2013	GEOMETRIC CORRECTION OF A
							RECORDING APPARATUS

95580	Eastman Kodak Company	CN		201080020909.3	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95580	Eastman Kodak Company	EP		10716910.4	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95580	Eastman Kodak Company	JP		2012-509782	4/22/2010		CALIBRATION OF A RECORDING APPARATUS

95580	Eastman Kodak Company	US	8132886	12/436,827	5/7/2009	3/13/2012	ADJUSTING THE CALIBRATION OF A RECORDING APPARATUS WITH RECORDING HEAD MOVEMENT CHANGES

95583	Eastman Kodak Company	EP		10728934.0	6/16/2010		EXTRUDED IMAGE RECEIVER ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95583	Eastman Kodak Company	US	8377846	12/490,464	6/24/2009	2/19/2013	EXTRUDED IMAGE RECEIVER ELEMENTS

95584	Eastman Kodak Company	US	8016395	12/420,838	4/9/2009	9/13/2011	DEVICE FOR CONTROLLING DIRECTION OF FLUID

95586	Eastman Kodak Company	US	8007082	12/420,842	4/9/2009	8/30/2011	DEVICE FOR CONTROLLING FLUID VELOCITY

95587	Eastman Kodak Company	US	7946692	12/420,846	4/9/2009	5/24/2011	DEVICE FOR MERGING FLUID DROPS OR JETS

95593	Eastman Kodak Company	US	8329382	12/552,362	9/2/2009	12/11/2012	METHOD OF PROCESSING ELEMENTS WITH COALESCED PARTICLES

95597	Eastman Kodak Company	EP		10726673.6	6/16/2010		OPTICAL LASER PROJECTION SYSTEM WITH MOVING SPECKLE REDUCING ELEMENT AND LIGHT INTEGRATION ELEMENT

95597	Eastman Kodak Company	US	8235531	12/488,661	6/22/2009	8/7/2012	OPTICAL INTERFERENCE REDUCING ELEMENT FOR LASER PROJECTION

95598	Eastman Kodak Company	CN		201080027965.X	6/16/2010		STEREOSCOPIC IMAGE INTENSITY BALANCING IN LIGHT PROJECTOR

95598	Eastman Kodak Company	EP		10728454.9	6/16/2010		STEREOSCOPIC IMAGE INTENSITY BALANCING IN LIGHT PROJECTOR

95598	Eastman Kodak Company	JP		2012-517485	6/16/2010		STEREOSCOPIC IMAGE INTENSITY BALANCING IN LIGHT PROJECTOR

95598	Eastman Kodak Company	US	8237777	12/491,267	6/25/2009	8/7/2012	STEREOSCOPIC IMAGE INTENSITY BALANCING IN LIGHT PROJECTOR

95599	Eastman Kodak Company	CN		201080025645.0	6/22/2010		HIERARCHICAL LIGHT INTENSITY CONTROL IN LIGHT PROJECTOR

95599	Eastman Kodak Company	EP		10729732.7	6/22/2010		HIERARCHICAL LIGHT INTENSITY CONTROL IN LIGHT PROJECTOR

95599	Eastman Kodak Company	JP		2012-517488	6/22/2010		HIERARCHICAL LIGHT INTENSITY CONTROL IN LIGHT PROJECTOR

95599	Eastman Kodak Company	US	8162483	12/491,275	6/25/2009	4/24/2012	HIERARCHICAL LIGHT INTENSITY CONTROL IN LIGHT PROJECTOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95600	Eastman Kodak Company	US	8220938	12/491,279	6/25/2009	7/17/2012	IMAGE PATH LIGHT INTENSITY SENSING DURING A BLANKING PERIOD BETWEEN A LEFT-EYE LIGHT BEAM AND A RIGHT-EYE LIGHT BEAM IN A STEREOSCOPIC LIGHT PROJECTOR

95601	Eastman Kodak Company	US	8142021	12/491,288	6/25/2009	3/27/2012	DUMP PATH LIGHT INTENSITY SENSING IN LIGHT PROJECTOR

95604	Eastman Kodak Company	CN		201080031468.7	7/13/2010		STEREOSCOPIC PROJECTOR WITH ROTATING SEGMENTED DISK

95604	Eastman Kodak Company	EP		10738054.5	7/13/2010		STEREOSCOPIC PROJECTOR WITH ROTATING SEGMENTED DISK

95604	Eastman Kodak Company	JP		2012-520595	7/13/2010		STEREOSCOPIC PROJECTOR WITH ROTATING SEGMENTED DISK

95604	Eastman Kodak Company	US	8066382	12/502,426	7/14/2009	11/29/2011	STEREOSCOPIC PROJECTOR WITH ROTATING SEGMENTED DISK

95605	Eastman Kodak Company	CN		201080025944.4	6/22/2010		ETENDUE REDUCED STEREO PROJECTION USING SEGMENTED DISK

95605	Eastman Kodak Company	EP		10729733.5	6/22/2010		ETENDUE REDUCED STEREO PROJECTION USING SEGMENTED DISK

95605	Eastman Kodak Company	JP		2012-519533	6/22/2010		ETENDUE REDUCED STEREO PROJECTION USING SEGMENTED DISK

95605	Eastman Kodak Company	US	8220931	12/498,396	7/7/2009	7/17/2012	ETENDUE REDUCED STEREO PROJECTION USING SEGMENTED DISK

95606	Eastman Kodak Company	US	8222186	12/581,921	10/20/2009	7/17/2012	THERMAL DYE IMAGE RECEIVER ELEMENTS

95609	Eastman Kodak Company	CN		201080026816.1	6/9/2010		DEVELOPER SYSTEM AND METHOD FOR PROVIDING VARIABLE FLOW RATE OF DEVELOPER IN AN ELECTROGRAPHIC PRINTER

95609	Eastman Kodak Company	EP		10725905.3	6/9/2010		DEVELOPER SYSTEM AND METHOD FOR PROVIDING VARIABLE FLOW RATE OF DEVELOPER IN AN ELECTROGRAPHIC PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95609	Eastman Kodak Company	JP		2012-516052	6/9/2010		DEVELOPER SYSTEM AND METHOD
							FOR PROVIDING VARIABLE FLOW
							RATE OF DEVELOPER IN AN
							ELECTROGRAPHIC PRINTER

95609	Eastman Kodak Company	US	7995956	12/484,392	6/15/2009	8/9/2011	DEVELOPER SYSTEM AND METHOD
							FOR PROVIDING VARIABLE FLOW
							RATE OF DEVELOPER IN AN
							ELECTROGRAPHIC PRINTER

95610	Eastman Kodak Company	US	8229333	12/484,409	6/15/2009	7/24/2012	DEVELOPER SYSTEM AND METHOD
							FOR PROVIDING A STABLE FLOW
							RATE OF DEVELOPER IN AN
							ELECTROGRAPHIC PRINTER

95613	Eastman Kodak Company	CN		201080036218.2	8/12/2010		IMAGE RECEIVER ELEMENTS

95613	Eastman Kodak Company	EP		10749523.6	8/12/2010		IMAGE RECEIVER ELEMENTS

95613	Eastman Kodak Company	JP		2012-526711	8/12/2010		IMAGE RECEIVER ELEMENTS

95613	Eastman Kodak Company	KR		10-2012-7004686	8/12/2010		IMAGE RECEIVER ELEMENTS

95613	Eastman Kodak Company	US	8258078	12/548,476	8/27/2009	9/4/2012	IMAGE RECEIVER ELEMENTS

95615	Eastman Kodak Company	US	8249480	12/491,320	6/25/2009	8/21/2012	FUSING APPARATUS FOR HIGH
							SPEED ELECTROPHOTOGRAPHY
							SYSTEM

95615	Eastman Kodak Company	US		13/532,822	6/26/2012		FUSING APPARATUS FOR HIGH
							SPEED ELECTROPHOTOGRAPHY
							SYSTEM

95616	Eastman Kodak Company	US	8147026	12/430,264	4/27/2009	4/3/2012	IMAGE QUALITY MATCHING IN A
							MIXED PRINT ENGINE ASSEMBLY
							SYSTEM

95618	Eastman Kodak Company	US		12/868,122	8/25/2010		LAST PAGE SAVER

95624	Eastman Kodak Company	US	8335464	12/827,325	6/30/2010	12/18/2012	CLEANING BRUSH FOR
							ELECTROSTATOGRAPHIC
							APPARATUS

95627	Eastman Kodak Company	US	8091983	12/431,818	4/29/2009	1/10/2012	JET DIRECTIONALITY CONTROL
							USING PRINTHEAD NOZZLE

95628	Eastman Kodak Company	US	7938517	12/431,826	4/29/2009	5/10/2011	JET DIRECTIONALITY CONTROL
							USING PRINTHEAD DELIVERY
							CHANNEL

95629	Eastman Kodak Company	US	8304044	12/565,140	9/23/2009	11/6/2012	DYE TRANSFERABLE MATERIAL
							WITH IMPROVED IMAGE STABILITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95633	Eastman Kodak Company	CN		201080018794.4	4/16/2010		DIGITAL PROJECTOR USING
							ARRAYED LIGHT SOURCES

95633	Eastman Kodak Company	EP		10716648.0	4/16/2010		DIGITAL PROJECTOR USING
							ARRAYED LIGHT SOURCES

95633	Eastman Kodak Company	JP		2012-508464	4/16/2010		DIGITAL PROJECTOR USING
							ARRAYED LIGHT SOURCES

95633	Eastman Kodak Company	TW		099113721	4/29/2010		DIGITAL PROJECTOR USING
							ARRAYED LIGHT SOURCES

95633	Eastman Kodak Company	US	8132919	12/432,856	4/30/2009	3/13/2012	DIGITAL PROJECTOR USING
							ARRAYED LIGHT SOURCES

95634	Eastman Kodak Company	CN		201080021801.6	5/20/2010		KINEMATIC MIRROR MOUNT
							ADJUSTABLE FROM TWO
							DIRECTIONS

95634	Eastman Kodak Company	JP		2012-511824	5/20/2010		KINEMATIC MIRROR MOUNT
							ADJUSTABLE FROM TWO
							DIRECTIONS

95634	Eastman Kodak Company	US	7992835	12/469,894	5/21/2009	8/9/2011	KINETIC MIRROR MOUNT
							ADJUSTABLE FROM TWO
							DIRECTIONS

95635	Eastman Kodak Company	DE	602009006714.1	09167558.7	8/10/2009	5/2/2012	LITHOGRAPHIC PRINTING PLATE PRECURSORS WITH B-HYDROXY ALKYLAMIDE CROSSLINKERS

95635	Eastman Kodak Company	GB	2284005	09167558.7	8/10/2009	5/2/2012	LITHOGRAPHIC PRINTING PLATE PRECURSORS WITH B-HYDROXY ALKYLAMIDE CROSSLINKERS

95635	Eastman Kodak Company	NL	2284005	09167558.7	8/10/2009	5/2/2012	LITHOGRAPHIC PRINTING PLATE PRECURSORS WITH B-HYDROXY ALKYLAMIDE CROSSLINKERS

95636	Eastman Kodak Company	CN		201080027088.6	5/28/2010		NEGATIVE-WORKING IMAGEABLE ELEMENTS

95636	Eastman Kodak Company	EP		10724597.9	5/28/2010		NEGATIVE-WORKING IMAGEABLE ELEMENTS

95636	Eastman Kodak Company	JP		2012-514936	5/28/2010		NEGATIVE-WORKING IMAGEABLE ELEMENTS

95636	Eastman Kodak Company	US	8257907	12/483,293	6/12/2009	9/4/2012	NEGATIVE-WORKING IMAGEABLE ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95637	Eastman Kodak Company	CN		201080019305.7	4/21/2010		BEAM ALIGNMENT CHAMBER PROVIDING DIVERGENCE CORRECTION

95637	Eastman Kodak Company	EP		10716418.8	4/21/2010		BEAM ALIGNMENT CHAMBER PROVIDING DIVERGENCE CORRECTION

95637	Eastman Kodak Company	JP		2012-508468	4/21/2010		BEAM ALIGNMENT CHAMBER PROVIDING DIVERGENCE CORRECTION

95637	Eastman Kodak Company	TW		099113719	4/29/2010		BEAM ALIGNMENT CHAMBER PROVIDING DIVERGENCE CORRECTION

95637	Eastman Kodak Company	US	8066389	12/432,999	4/30/2009	11/29/2011	BEAM ALIGNMENT CHAMBER PROVIDING DIVERGENCE CORRECTION

95642	Eastman Kodak Company	EP		10728939.9	6/22/2010		METHOD OF MAKING THERMAL IMAGING ELEMENTS

95642	Eastman Kodak Company	US	7993559	12/490,455	6/24/2009	8/9/2011	METHOD OF MAKING THERMAL IMAGING ELEMENTS

95643	Eastman Kodak Company	US	8218985	12/751,011	3/31/2010	7/10/2012	IMAGE PRINTING METHOD WITH REDUCED BANDING

95644	Eastman Kodak Company	US	8197022	12/568,733	9/29/2009	6/12/2012	AUTOMATED TIME OF FLIGHT SPEED COMPENSATION

95645	Eastman Kodak Company	US	8104861	12/568,750	9/29/2009	1/31/2012	COLOR TO COLOR REGISTRATION TARGET

95646	Eastman Kodak Company	US		12/568,762	9/29/2009		EXPOSURE AVERAGING

95647	Eastman Kodak Company	US		12/468,079	5/19/2009		POROUS CATCHER

95650	Eastman Kodak Company	US	8290205	12/491,268	6/25/2009	10/16/2012	DATING IMAGES FROM SCANNED WATERMARKS

95651	Eastman Kodak Company	US		13/305,812	11/29/2011		AIR EXTRACTION MANUFACTURING METHOD

95652	Eastman Kodak Company	CN		201080021514.5	5/5/2010		SCALING IMAGES BY USING MATCHED COMPONENTS IN A DUAL PRINT ENGINE SYSTEM

95652	Eastman Kodak Company	DE	602010004857.8	10718349.3	5/5/2010	1/23/2013	SCALING IMAGES BY USING MATCHED COMPONENTS IN A DUAL PRINT ENGINE SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95652	Eastman Kodak Company	EP	2433179	10718349.3	5/5/2010	1/23/2013	SCALING IMAGES BY USING MATCHED COMPONENTS IN A DUAL PRINT ENGINE SYSTEM

95652	Eastman Kodak Company	GB	2433179	10718349.3	5/5/2010	1/23/2013	SCALING IMAGES BY USING MATCHED COMPONENTS IN A DUAL PRINT ENGINE SYSTEM

95652	Eastman Kodak Company	NL	2433179	10718349.3	5/5/2010	1/23/2013	SCALING IMAGES BY USING MATCHED COMPONENTS IN A DUAL PRINT ENGINE SYSTEM

95652	Eastman Kodak Company	US		12/468,315	5/19/2009		SCALING IMAGES USING MATCHED COMPONENTS IN A DUAL ENGINE SYSTEM

95653	Eastman Kodak Company	EP		10747332.4	8/13/2010		STRUCTURAL INKS

95653	Eastman Kodak Company	GB		0914655.6	8/21/2009		FLEXOGRAPHIC PRINTING INKS

95653	Eastman Kodak Company	US		13/391,012	8/13/2010		STRUCTURAL INKS

95654	Eastman Kodak Company	CN		201080023181.X	5/5/2010		OPTICAL PROJECTION SYSTEM WITH CURVED SPECKLE REDUCTION ELEMENT SURFACE

95654	Eastman Kodak Company	EP		10718350.1	5/5/2010		OPTICAL PROJECTION SYSTEM WITH CURVED SPECKLE REDUCTION ELEMENT SURFACE

95654	Eastman Kodak Company	JP		2012-511807	5/5/2010		OPTICAL PROJECTION SYSTEM WITH CURVED SPECKLE REDUCTION ELEMENT SURFACE

95654	Eastman Kodak Company	US	8172403	12/469,727	5/21/2009	5/8/2012	PROJECTION WITH CURVED SPECKLE REDUCTION ELEMENT SURFACE

95655	Eastman Kodak Company	CN		201080021987.5	5/7/2010		ADJUSTING THE CALIBRATION OF AN IMAGING SYSTEM

95655	Eastman Kodak Company	EP		10723811.5	5/7/2010		ADJUSTING THE CALIBRATION OF AN IMAGING SYSTEM

95655	Eastman Kodak Company	JP		2012-513034	5/7/2010		ADJUSTING THE CALIBRATION OF AN IMAGING SYSTEM

95655	Eastman Kodak Company	US	8305648	12/474,508	5/29/2009	11/6/2012	ADJUSTING THE CALIBRATION OF AN IMAGING SYSTEM

95657	Eastman Kodak Company	CN		201080021416.1	5/11/2010		OPTICAL PROJECTION SYSTEM WITH LENSLET ARRANGEMENT ON SPECKLE REDUCTION ELEMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95657	Eastman Kodak Company	EP		10723814.9	5/11/2010		OPTICAL PROJECTION SYSTEM WITH LENSLET ARRANGEMENT ON SPECKLE REDUCTION ELEMENT

95657	Eastman Kodak Company	JP		2012-511811	5/11/2010		OPTICAL PROJECTION SYSTEM WITH LENSLET ARRANGEMENT ON SPECKLE REDUCTION ELEMENT

95657	Eastman Kodak Company	US	8172404	12/469,751	5/21/2009	5/8/2012	PROJECTION WITH LENSLET ARRANGEMENT ON SPECKLE REDUCTION ELEMENT

95658	Eastman Kodak Company	CN		201080023175.4	5/19/2010		OPTICAL LASER PROJECTION SYSTEM WITH SPECKLE REDUCTION ELEMENT CONFIGURED FOR OUT-OF-PLANE MOTION

95658	Eastman Kodak Company	EP		10723373.6	5/19/2010		OPTICAL LASER PROJECTION SYSTEM WITH SPECKLE REDUCTION ELEMENT CONFIGURED FOR OUT-OF-PLANE MOTION

95658	Eastman Kodak Company	JP		2011-511821	5/19/2010		OPTICAL LASER PROJECTION SYSTEM WITH SPECKLE REDUCTION ELEMENT CONFIGURED FOR OUT-OF-PLANE MOTION

95658	Eastman Kodak Company	US	8366281	12/469,766	5/21/2009	2/5/2013	OUT-OF-PLANE MOTION OF SPECKLE REDUCTION ELEMENT

95660	Eastman Kodak Company	US		13/080,908	4/6/2011		STIMULUS-RESPONSIVE POLYMERIC PARTICLES

95662	Eastman Kodak Company	CN		FILED	6/7/2010		HIGH SPEED PAGE PROCESSING AND TRANSMISSION

95662	Eastman Kodak Company	JP		2012-514939	6/7/2010		HIGH SPEED PAGE PROCESSING AND TRANSMISSION

95665	Eastman Kodak Company	US		12/549,837	8/28/2009		CORRECTING COLOR BASED ON AUTOMATICALLY DETERMINED MEDIA

95671	Eastman Kodak Company	CN		201080023290.1	5/27/2010		BEAM ALIGNMENT SYSTEM USING ARRAYED LIGHT SOURCES

95671	Eastman Kodak Company	EP		10723379.3	5/27/2010		BEAM ALIGNMENT SYSTEM USING ARRAYED LIGHT SOURCES

95671	Eastman Kodak Company	IN		7930/DELNP/2011	5/27/2010		BEAM ALIGNMENT SYSTEM USING ARRAYED LIGHT SOURCES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95671	Eastman Kodak Company	JP		2012-513049	5/27/2010		BEAM ALIGNMENT SYSTEM USING ARRAYED LIGHT SOURCES

95671	Eastman Kodak Company	US	8033666	12/473,451	5/28/2009	10/11/2011	BEAM ALIGNMENT SYSTEM USING ARRAYED LIGHT SOURCES

95672	Eastman Kodak Company	CN		2010800334801	7/15/2010		INK RESERVOIR WITH A BIASING VALVE

95672	Eastman Kodak Company	EP		10830935.2	7/15/2010		INK RESERVOIR WITH A BIASING VALVE

95672	Eastman Kodak Company	JP		2012-522800	7/15/2010		INK RESERVOIR WITH A BIASING VALVE

95672	Eastman Kodak Company	US		12/511,326	7/29/2009		INK RESERVOIR WITH A BIASING VALVE

95672	Eastman Kodak Company	WO		PCT/US10/01992	7/15/2010		INK RESERVOIR WITH A BIASING VALVE

95673	Eastman Kodak Company	CN		201080021239.7	6/16/2010		PLATES CONTAINER CHARACTERISTICS MANAGEMENT SYSTEM

95673	Eastman Kodak Company	EP		10728935.7	6/16/2010		PLATES CONTAINER CHARACTERISTICS MANAGEMENT SYSTEM

95673	Eastman Kodak Company	JP		2012-516060	6/16/2010		PLATES CONTAINER CHARACTERISTICS MANAGEMENT SYSTEM

95674	Eastman Kodak Company	WO		PCT/US12/34878	4/25/2012		STIMULUS-RESPONSIVE POLYMERIC PARTICLE FORMULATIONS

95675	Eastman Kodak Company	CN		201080036041.6	8/16/2010		LITHOGRAPHIC PRINTING PLATE PRECURSORS AND STACKS

95675	Eastman Kodak Company	EP		10747358.9	8/16/2010		LITHOGRAPHIC PRINTING PLATE PRECURSORS AND STACKS

95675	Eastman Kodak Company	JP		2012-526831	8/16/2010		LITHOGRAPHIC PRINTING PLATE PRECURSORS AND STACKS

95675	Eastman Kodak Company	US	8383319	12/546,769	8/25/2009	2/26/2013	LITHOGRAPHIC PRINTING PLATE PRECURSORS AND STACKS

95676	Eastman Kodak Company	US		13/160,756	6/15/2011		SELECTABLE PRINTHEAD-TO-PAPER SPACING ADJUSTMENT APPARATUS

95677	Eastman Kodak Company	US		13/076,596	3/31/2011		BINDER CLIP

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95682	Eastman Kodak Company	CN		2010800399740	9/1/2010		IMAGING HEAD FOR 3D IMAGING

95682	Eastman Kodak Company	EP		10757875.9	9/1/2010		IMAGING HEAD FOR 3D IMAGING

95682	Eastman Kodak Company	JP		2012-528827	9/1/2010		IMAGING HEAD FOR 3D IMAGING

95682	Eastman Kodak Company	US	8284229	12/555,003	9/8/2009	10/9/2012	IMAGING HEAD FOR 3D IMAGING

95684	Eastman Kodak Company	US	8142976	12/630,214	12/3/2009	3/27/2012	METHOD FOR PREPARING MULTIPLE EMULSION AND POROUS POLYMER PARTICLES THEREFROM

95685	Eastman Kodak Company	EP		10836424.1	11/24/2010		DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95685	Eastman Kodak Company	US	8330870	12/632,854	12/8/2009	12/11/2012	DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95685	Eastman Kodak Company	US		13/613,386	9/13/2012		DYNAMIC ILLUMINATION CONTROL FOR LASER PROJECTION DISPLAY

95687	Eastman Kodak Company	CN		201080031777.4	7/12/2010		IMPROVED SETTING OF IMAGING PARAMETERS

95687	Eastman Kodak Company	EP		10735101.7	7/12/2010		IMPROVED SETTING OF IMAGING PARAMETERS

95687	Eastman Kodak Company	JP		2012-520590	7/12/2010		IMPROVED SETTING OF IMAGING PARAMETERS

95687	Eastman Kodak Company	US		12/503,096	7/15/2009		IMPROVED SETTING OF IMAGING PARAMETERS

95688	Eastman Kodak Company	CN		201080031203.7	7/13/2010		SETTING IMAGING PARAMETERS USING A SCANNER

95688	Eastman Kodak Company	EP		10737133.8	7/13/2010		SETTING IMAGING PARAMETERS USING A SCANNER

95688	Eastman Kodak Company	JP		2012-520596	7/13/2010		SETTING IMAGING PARAMETERS USING A SCANNER

95688	Eastman Kodak Company	US		12/503,099	7/15/2009		IMPROVED SETTING OF IMAGING PARAMETERS USING A SCANNER

95689	Eastman Kodak Company	US	8063352	12/490,415	6/24/2009	11/22/2011	COLOR SEPARATION FILTER FOR SOLID STATE SENSOR

95693	Eastman Kodak Company	US		13/331,075	12/20/2011		PRODUCING CORRECTION DATA FOR PRINTER

95693	Eastman Kodak Company	WO		PCT/US12/68662	12/10/2012		PRODUCING CORRECTION DATA FOR PRINTER

95696	Eastman Kodak Company	US	8113628	12/487,675	6/19/2009	2/14/2012	INKJET PRINTERS HAVING MICRO-FLUIDIC ACTUATORS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95698	Eastman Kodak Company	US		12/507,226	7/22/2009		REDUCING INK BLEED ARTIFACTS FOR RGB IMAGES

95700	Eastman Kodak Company	CN		201180009854.0	2/16/2011		RAISED PRINTING USING SMALL TONER PARTICLES

95700	Eastman Kodak Company	EP		11704711.8	2/16/2011		RAISED PRINTING USING SMALL TONER PARTICLES

95700	Eastman Kodak Company	US		12/707,873	2/18/2010		RAISED PRINTING USING SMALL TONER PARTICLES

95704	Eastman Kodak Company	US	8118408	12/494,337	6/30/2009	2/21/2012	FLOW THROUGH DROP DISPENSER

95705	Eastman Kodak Company	US	8210648	12/494,341	6/30/2009	7/3/2012	FLOW THROUGH DISPENSER INCLUDING TWO DIMENSIONAL ARRAY

95706	Eastman Kodak Company	US	8182073	12/494,343	6/30/2009	5/22/2012	FLOW THROUGH DISPENSER INCLUDING DIVERTER COOLING CHANNEL

95707	Eastman Kodak Company	US	8172364	12/494,346	6/30/2009	5/8/2012	FLOW THROUGH DISPENSER INCLUDING IMPROVED GUIDE STRUCTURE

95708	Eastman Kodak Company	US	8201924	12/494,350	6/30/2009	6/19/2012	LIQUID DIVERTER FOR FLOW THROUGH DROP DISPENSER

95711	Eastman Kodak Company	CN		201080031472.3	7/13/2010		A SYSTEM FOR ENGRAVING FLEXOGRAPHIC PLATES

95711	Eastman Kodak Company	EP		10737653.5	7/13/2010		A SYSTEM FOR ENGRAVING FLEXOGRAPHIC PLATES

95711	Eastman Kodak Company	JP		2012-520597	7/13/2010		A SYSTEM FOR ENGRAVING FLEXOGRAPHIC PLATES

95711	Eastman Kodak Company	US		12/502,267	7/14/2009		SYSTEM FOR ENGRAVING FLEXOGRAPHIC PLATES

95716	Eastman Kodak Company	US	8215751	12/620,611	11/18/2009	7/10/2012	CARRIAGE WITH IMPROVED PRINT CARTRIDGE MOUNTING RELIABILITY

95720	Eastman Kodak Company	CN		201080027601.1	6/16/2010		ALIGNMENT METHOD FOR A PLURALITY OF COUPLED DIGITAL PRINT ENGINES

95720	Eastman Kodak Company	EP		10728453.1	6/16/2010		ALIGNMENT METHOD FOR A PLURALITY OF COUPLED DIGITAL PRINT ENGINES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95720	Eastman Kodak Company	JP		2012-517483	6/16/2010		ALIGNMENT METHOD FOR A PLURALITY OF COUPLED DIGITAL PRINT ENGINES

95720	Eastman Kodak Company	US	8019255	12/491,630	6/25/2009	9/13/2011	ALIGNMENT METHOD FOR A PLURALITY OF COUPLED DIGITAL PRINT ENGINES

95724	Eastman Kodak Company	US		12/914,074	10/28/2010		IMAGING PRODUCT LAYOUT SYSTEM

95725	Eastman Kodak Company	AU		2010292537	8/26/2010		POSITIVE-WORKING RADIATION-SENSITIVE IMAGEABLE ELEMENTS

95725	Eastman Kodak Company	BR		BR112012004585-7	8/26/2010		POSITIVE-WORKING RADIATION-SENSITIVE IMAGEABLE ELEMENTS

95725	Eastman Kodak Company	CN		201080040381.6	8/26/2010		POSITIVE-WORKING RADIATION-SENSITIVE IMAGEABLE ELEMENTS

95725	Eastman Kodak Company	EP		10751747.6	8/26/2010		POSITIVE-WORKING RADIATION-
							SENSITIVE IMAGEABLE ELEMENTS

95725	Eastman Kodak Company	IN		902/DELNP/2012	8/26/2010		POSITIVE-WORKING RADIATION-SENSITIVE IMAGEABLE ELEMENTS

95725	Eastman Kodak Company	JP		2012-528813	8/26/2010		POSITIVE-WORKING RADIATION-SENSITIVE IMAGEABLE ELEMENTS

95725	Eastman Kodak Company	US	8298750	12/555,040	9/8/2009	10/30/2012	POSITIVE-WORKING RADIATION-SENSITIVE IMAGEABLE ELEMENTS

95727	Eastman Kodak Company	US		12/767,826	4/27/2010		CONTINUOUS PRINTHEAD INCLUDING POLYMERIC FILTER

95728	Eastman Kodak Company	CN		201080031868.8	7/12/2010		DEVELOPER LIQUID LEVEL SENSOR

95728	Eastman Kodak Company	EP		10737152.8	7/12/2010		DEVELOPER LIQUID LEVEL SENSOR

95728	Eastman Kodak Company	JP		2012-521670	7/12/2010		DEVELOPER LIQUID LEVEL SENSOR

95728	Eastman Kodak Company	US	8283647	12/507,184	7/22/2009	10/9/2012	DEVELOPER LIQUID LEVEL SENSOR

95729	Eastman Kodak Company	CN		201080034745.X	8/4/2010		IMPROVED MERGING OF IMAGE PIXEL ARRANGEMENTS

95729	Eastman Kodak Company	EP		10747710.1	8/4/2010		IMPROVED MERGING OF IMAGE PIXEL ARRANGEMENTS

95729	Eastman Kodak Company	JP		2012-525521	8/4/2010		IMPROVED MERGING OF IMAGE PIXEL ARRANGEMENTS

95729	Eastman Kodak Company	US	8174552	12/543,525	8/19/2009	5/8/2012	IMPROVED MERGING OF IMAGE PIXEL ARRANGEMENTS

95730	Eastman Kodak Company	US	8179412	12/543,530	8/19/2009	5/15/2012	MERGING IMAGE PIXELS BASED ON MAIN-SCAN MISALIGNMENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95731	Eastman Kodak Company	US		12/543,534	8/19/2009		DETERMINATION OF OPTIMUM
							MERGE LINE LOCATION

95732	Eastman Kodak Company	US		12/543,539	8/19/2009		ENHANCED IMAGING WITH
							ADJUSTED IMAGE SWATH WIDTHS

95733	Eastman Kodak Company	US	8033650	12/543,712	8/19/2009	10/11/2011	PAIRED DROP EJECTOR

95740	Eastman Kodak Company	US	8331818	12/507,823	7/23/2009	12/11/2012	OPTIMIZED FUSING FOR HIGH
							SPEED ELECTROPHOTOGRAPHY
							SYSTEM

95742	Eastman Kodak Company	US		12/911,978	10/26/2010		LARGE PARTICLE TONER PRINTING
							METHOD

95744	Eastman Kodak Company	CN		201080049874.6	11/4/2010		DYNAMIC PHASE SHIFTS TO
							IMPROVE STREAM PRINT

95744	Eastman Kodak Company	EP		10852634.4	11/4/2010		DYNAMIC PHASE SHIFTS TO
							IMPROVE STREAM PRINT

95744	Eastman Kodak Company	JP		2012-537221	11/4/2010		DYNAMIC PHASE SHIFTS TO
							IMPROVE STREAM PRINT

95744	Eastman Kodak Company	US	8226217	12/613,683	11/6/2009	7/24/2012	DYNAMIC PHASE SHIFTS TO
							IMPROVE STREAM PRINT

95752	Eastman Kodak Company	US		12/648,329	12/29/2009		CAMERA AND DISPLAY SYSTEM
							INTERACTIVITY

95754	Eastman Kodak Company	US		12/648,357	12/29/2009		GROUP DISPLAY SYSTEM

95755	Eastman Kodak Company	US		12/648,362	12/29/2009		METHOD FOR GROUP INTERACTIVITY

95761	Eastman Kodak Company	BR		112012024510-4	4/20/2011		TONER CONTAINING METALLIC
							FLAKES

95761	Eastman Kodak Company	CN		201180020761.8	4/20/2011		TONER CONTAINING METALLIC
							FLAKES

95761	Eastman Kodak Company	EP		11717135.5	4/20/2011		TONER CONTAINING METALLIC
							FLAKES

95761	Eastman Kodak Company	IN		9260/DELNP/2012	4/20/2011		TONER CONTAINING METALLIC
							FLAKES

95761	Eastman Kodak Company	JP		2013-508038	4/20/2011		TONER CONTAINING METALLIC
							FLAKES

95761	Eastman Kodak Company	US		12/766,939	4/26/2010		TONER CONTAINING METALLIC
							FLAKES

95766	Eastman Kodak Company	CN		201080045791.X	10/6/2010		NEGATIVE-WORKING IMAGEABLE
							ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95766	Eastman Kodak Company	EP		10765550.8	10/6/2010		NEGATIVE-WORKING IMAGEABLE
							ELEMENTS

95766	Eastman Kodak Company	JP		2012-533267	10/6/2010		NEGATIVE-WORKING IMAGEABLE
							ELEMENTS

95766	Eastman Kodak Company	US		12/575,567	10/8/2009		NEGATIVE-WORKING IMAGEABLE
							ELEMENTS

95767	Eastman Kodak Company	CN		201080049810.6	10/12/2010		LITHOGRAPHIC PRINTING PLATE
							PRECURSORS

95767	Eastman Kodak Company	EP		10768147.0	10/12/2010		LITHOGRAPHIC PRINTING PLATE
							PRECURSORS

95767	Eastman Kodak Company	JP		2012-536838	10/12/2010		LITHOGRAPHIC PRINTING PLATE
							PRECURSORS

95773	Eastman Kodak Company	US		12/608,047	10/29/2009		DIGITAL MANUFACTURE OF AN GAS
							OR LIQUID SEPARATION DEVICE

95778	Eastman Kodak Company	US	8203712	12/533,424	7/31/2009	6/19/2012	METHOD AND APPARATUS FOR
							MEASURING COLORS

95779	Eastman Kodak Company	US	8401289	12/533,451	7/31/2009	3/19/2013	METHOD FOR MATCHING COLORS
							BETWEEN TWO SYSTEMS

95779	Eastman Kodak Company	US		13/712,064	12/12/2012		METHOD FOR MATCHING COLORS
							BETWEEN TWO SYSTEMS

95784	Eastman Kodak Company	US	8162443	12/543,749	8/19/2009	4/24/2012	PAIRED DROP EJECTOR METHOD OF
							OPERATION

95788	Eastman Kodak Company	US		12/688,191	1/15/2010		PREPARING LARGE-SIZED EMITTING
							COLLOIDAL NANOCRYSTALS

95796	Eastman Kodak Company	CN		201080050172.X	11/4/2010		AIR EXTRACTION DEVICE FOR
							INKJET PRINTHEAD

95796	Eastman Kodak Company	EP		10777189.1	11/4/2010		AIR EXTRACTION DEVICE FOR
							INKJET PRINTHEAD

95796	Eastman Kodak Company	JP		2012-537980	11/4/2010		AIR EXTRACTION DEVICE FOR
							INKJET PRINTHEAD

95796	Eastman Kodak Company	US	8235514	12/614,476	11/9/2009	8/7/2012	AIR EXTRACTION DEVICE FOR
							INKJET PRINTHEAD

95797	Eastman Kodak Company	US	8118406	12/573,273	10/5/2009	2/21/2012	FLUID EJECTION ASSEMBLY HAVING
							A MOUNTING SUBSTRATE

95802	Eastman Kodak Company	US	8224209	12/542,757	8/18/2009	7/17/2012	HIGH-FREQUENCY BANDING
							REDUCTION FOR
							ELECTROPHOTOGRAPHIC PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95804	Eastman Kodak Company	US	8400670	12/618,949	11/16/2009	3/19/2013	IMAGE DOWN-SAMPLING WITH FINE
							DETAIL ENHANCEMENT

95805	Eastman Kodak Company	US		12/569,985	9/30/2009		DIGITAL MANUFACTURE OF AN
							OPTICAL WAVEGUIDE

95807	Eastman Kodak Company	US	8205338	12/544,396	8/20/2009	6/26/2012	METHOD OF MAKING A MULTI-LOBED NOZZLE

95811	Eastman Kodak Company	CN		201080045904	9/22/2010		HEAT SENSITIVE SENSOR FOR
							FLEXIBLE WAVEGUIDES

95811	Eastman Kodak Company	EP		10760853.1	9/22/2010		HEAT SENSITIVE SENSOR FOR FLEXIBLE WAVEGUIDES

95811	Eastman Kodak Company	JP		2012-530982	9/22/2010		HEAT SENSITIVE SENSOR FOR
							FLEXIBLE WAVEGUIDES

95811	Eastman Kodak Company	US	8144022	12/566,906	9/25/2009	3/27/2012	HEAT SENSITIVE SENSOR FOR FLEXIBLE WAVEGUIDES

95818	Eastman Kodak Company	US		12/687,155	1/14/2010		MAGNETIC ARRANGEMENT IN A
							DEVELOPMENT ROLLER OF AN
							ELECTROSTATOGRAPHIC PRINTER

95819	Eastman Kodak Company	US	6664020	08/489,822	6/13/1995	12/16/2003	TRANSFER IMAGING ELEMENTS

95819	Eastman Kodak Company	US	6461787	09/469,974	12/21/1999	10/8/2002	TRANSFER IMAGING ELEMENTS

95820	Eastman Kodak Company	CN		201080038796.X	8/25/2010		ENHANCED FUSING OF RAISED
							TONER USING ELECTROGRAPHY

95820	Eastman Kodak Company	EP		10749965.9	8/25/2010		ENHANCED FUSING OF RAISED
							TONER USING ELECTROGRAPHY

95820	Eastman Kodak Company	JP		2012-527911	8/25/2010		ENHANCED FUSING OF RAISED
							TONER USING ELECTROGRAPHY

95820	Eastman Kodak Company	US	8320784	12/553,284	9/3/2009	11/27/2012	ENHANCED FUSING OF RAISED
							TONER USING ELECTROGRAPHY

95822	Eastman Kodak Company	US		12/908,920	10/21/2010		INVERSE MASK GENERATING
							PRINTER AND PRINTER MODULE

95826	Eastman Kodak Company	US		12/647,573	12/28/2009		FUSER MEMBER WITH
							FLUOROPOLYMER OUTER LAYER

95827	Eastman Kodak Company	US	8304016	12/647,569	12/28/2009	11/6/2012	METHOD OF MAKING FUSER
							MEMBER

95829	Eastman Kodak Company	US		12/649,374	12/30/2009		METHOD FOR GENERATING
							PERSONALIZED DOCUMENTS

95835	Eastman Kodak Company	US	8168546	12/622,496	11/20/2009	5/1/2012	METHOD FOR SELECTIVE
							DEPOSITION AND DEVICES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95836	Eastman Kodak Company	CN		201080041637.5	9/8/2010		LIMITING PLATE SHIFTING WITHIN A PLATE PALLET

95836	Eastman Kodak Company	EP		10754829.9	9/8/2010		LIMITING PLATE SHIFTING WITHIN A PLATE PALLET

95836	Eastman Kodak Company	JP		2012-529798	9/8/2010		LIMITING PLATE SHIFTING WITHIN A PLATE PALLET

95836	Eastman Kodak Company	US	8203131	12/563,462	9/21/2009	6/19/2012	LIMITING PLATE SHIFTING WITHIN A PLATE PALLET

95837	Eastman Kodak Company	US	8153529	12/622,506	11/20/2009	4/10/2012	METHOD FOR SELECTIVE DEPOSITION AND DEVICES

95837	Eastman Kodak Company	US		13/313,055	12/7/2011		ELECTRONIC DEVICE

95838	Eastman Kodak Company	US	8318249	12/622,519	11/20/2009	11/27/2012	METHOD FOR SELECTIVE DEPOSITION AND DEVICES

95839	Eastman Kodak Company	US		12/622,530	11/20/2009		METHOD FOR SELECTIVE DEPOSITION AND DEVICES

95840	Eastman Kodak Company	US	7998878	12/622,550	11/20/2009	8/16/2011	METHOD FOR SELECTIVE DEPOSITION AND DEVICES

95841	Eastman Kodak Company	US		12/622,660	11/20/2009		DEPOSITION INHIBITOR COMPOSITION AND METHOD OF USE

95842	Eastman Kodak Company	US	8226215	12/707,704	2/18/2010	7/24/2012	JETTING MODULE INSTALL MECHANISM

95846	Eastman Kodak Company	US	8130374	13/245,143	9/26/2011	3/6/2012	CALIBRATION OF A SPATIAL LIGHT MODULATOR

95846	Eastman Kodak Company	US	8154720	13/245,151	9/26/2011	4/10/2012	CALIBRATION OF A SPATIAL LIGHT MODULATOR

95847	Eastman Kodak Company	US	8243115	12/609,093	10/30/2009	8/14/2012	METHOD FOR ADJUSTING A SPATIAL LIGHT MODULATOR

95849	Eastman Kodak Company	EP		10749526.9	8/19/2010		IMAGE CAPTURE DEVICE

95849	Eastman Kodak Company	JP		2009-197357	8/27/2009		IMAGE CAPTURE DEVICE

95849	Eastman Kodak Company	US		13/389,602	8/19/2010		IMAGE CAPTURE DEVICE

95860	Eastman Kodak Company	US	8184928	12/582,110	10/20/2009	5/22/2012	COMBINING SEAM CARVING AN

							IMAGE RESIZING
95861	Eastman Kodak Company	US	8213745	12/576,260	10/9/2009	7/3/2012	SEAM CARVING FOR IMAGE RESIZING

95866	Eastman Kodak Company	CN		201080045675.8	10/26/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING BONDED PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95866	Eastman Kodak Company	EP		10774094.6	10/26/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING BONDED PLATES

95866	Eastman Kodak Company	JP		2012-536929	10/26/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING BONDED PLATES

95866	Eastman Kodak Company	TW		099136584	10/26/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING BONDED PLATES

95866	Eastman Kodak Company	US		12/606,212	10/27/2009		FLUID DISTRIBUTION MANIFOLD INCLUDING BONDED PLATES

95868	Eastman Kodak Company	EP		10774062.3	10/19/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING PLATE COMPRISING A MIRROR-FINISHED SURFACE

95868	Eastman Kodak Company	US		12/606,213	10/27/2009		FLUID DISTRIBUTION MANIFOLD INCLUDING PLATE COMPRISING A MIRROR-FINISHED SURFACE

95870	Eastman Kodak Company	US		12/606,223	10/27/2009		FLUID DISTRIBUTION MANIFOLD INCLUDING NON-PARALLEL NON-PERPENDICULAR SLOTS

95871	Eastman Kodak Company	CN		201080048658.X	10/19/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING COMPLIANT PLATES

95871	Eastman Kodak Company	EP		10774064.9	10/19/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING COMPLIANT PLATES

95871	Eastman Kodak Company	JP		2012-536874	10/19/2010		FLUID DISTRIBUTION MANIFOLD INCLUDING COMPLIANT PLATES

95871	Eastman Kodak Company	US		12/606,228	10/27/2009		FLUID DISTRIBUTION MANIFOLD INCLUDING COMPLIANT PLATES

95872	Eastman Kodak Company	CN		2010800486749	10/12/2010		FLUID CONVEYANCE SYSTEM INCLUDING FLEXIBLE RETAINING MECHANISM

95872	Eastman Kodak Company	EP		10768658.6	10/12/2010		FLUID CONVEYANCE SYSTEM INCLUDING FLEXIBLE RETAINING MECHANISM

95872	Eastman Kodak Company	JP		2012-536839	10/12/2010		FLUID CONVEYANCE SYSTEM INCLUDING FLEXIBLE RETAINING MECHANISM

95872	Eastman Kodak Company	US		12/606,231	10/27/2009		FLUID CONVEYANCE SYSTEM INCLUDING FLEXIBLE RETAINING MECHANISM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95873	Eastman Kodak Company	US		12/606,234	10/27/2009		CONVEYANCE SYSTEM INCLUDING OPPOSED FLUID DISTRIBUTION MANIFOLDS

95874	Eastman Kodak Company	US		12/606,238	10/27/2009		FLUID DISTRIBUTION MANIFOLD OPERATING STATE MANAGEMENT SYSTEM

95877	Eastman Kodak Company	CN		201080047100X	10/14/2010		PLATE DEVELOPER WITH A CONFIGURABLE TRANSPORT PATH

95877	Eastman Kodak Company	EP		10771275.4	10/14/2010		PLATE DEVELOPER WITH A CONFIGURABLE TRANSPORT PATH

95877	Eastman Kodak Company	JP		2012-534341	10/14/2010		PLATE DEVELOPER WITH A CONFIGURABLE TRANSPORT PATH

95877	Eastman Kodak Company	US		12/581,198	10/19/2009		PLATE DEVELOPER WITH A CONFIGURABLE TRANSPORT PATH

95878	Eastman Kodak Company	CN		201080044779.7	9/29/2010		PLATE MONITORING SYSTEM

95878	Eastman Kodak Company	EP		10763554.2	9/29/2010		PLATE MONITORING SYSTEM

95878	Eastman Kodak Company	JP		2012-533211	9/29/2010		PLATE MONITORING SYSTEM

95878	Eastman Kodak Company	US		12/574,722	10/7/2009		PLATE MONITORING SYSTEM

95880	Eastman Kodak Company	US	8177052	12/638,109	12/15/2009	5/15/2012	BELT EDGE SENSOR AND ACTUATOR FOR CONTROLLING TRACKING OF SUCH BELT

95881	Eastman Kodak Company	US	8282183	12/604,428	10/23/2009	10/9/2012	INKJET PRINTER FOR DETECTING THE TYPE OF PRINT MEDIA

95882	Eastman Kodak Company	US		12/711,491	2/24/2010		INK TANK CHECK VALVE FOR PRESSURE REGULATION

95883	Eastman Kodak Company	US	7982758	12/569,981	9/30/2009	7/19/2011	APPARATUS FOR CONTROLLING PEEL POSITION IN A PRINTER

95887	Eastman Kodak Company	EP		09743280.1	4/28/2009		FEEDER SYSTEM WITH INDEPENDENT CONTROL OF ROLLERS

95888	Eastman Kodak Company	US	7654521	11/019,108	12/22/2004	2/2/2010	APPARATUS, METHOD AND PROGRAM PRODUCT FOR DETECTING ARTICLE MULTIFEED OVERLAP

95888	Eastman Kodak Company	US	8066280	12/637,869	12/15/2009	11/29/2011	APPARATUS, METHOD AND PROGRAM PRODUCT FOR DETECTING ARTICLE MULTIFEED

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95888	Eastman Kodak Company	US	8272639	13/253,764	10/5/2011	9/25/2012	APPARATUS AND METHOD FOR DETECTING ARTICLE MULTIFEED IN A PREDEFINED REGION OF A FLAT ARTICLE

95892	Eastman Kodak Company	US		12/767,827	4/27/2010		PRINTHEAD INCLUDING POLYMERIC FILTER

95893	Eastman Kodak Company	US	8383315	12/707,861	2/18/2010	2/26/2013	RAISED LETTER PRINTING USING LARGE YELLOW TONER PARTICLES

95894	Eastman Kodak Company	EP		09743260.3	4/22/2009		VARIABLE FEEDER TRAY CAPACITY CONTROL

95894	Eastman Kodak Company	US		12/149,550	5/5/2008		VARIABLE FEEDER TRAY CAPACITY CONTROL

95897	Eastman Kodak Company	US	6694384	09/352,441	7/13/1999	2/17/2004	METHOD AND SYSTEM TO REMOTELTY CONFIGURE BUSINESS OFFICE DEVICES TO USER DEFINED PARAMETERS

95898	Eastman Kodak Company	US	8251475	12/636,806	12/14/2009	8/28/2012	POSITION DETECTION WITH TWO- DIMENSIONAL SENSOR IN PRINTER

95900	Eastman Kodak Company	DE	60312408.9	03250626.3	1/27/2003	11/29/2007	SHEET FEEDER APPARATUS

95900	Eastman Kodak Company	GB	1331184	03250626.3	1/27/2003	3/14/2007	SHEET FEEDER APPARATUS

95900	Eastman Kodak Company	JP	4008360	2003-017564	1/27/2003	9/7/2007	PIC ROLLER WITH CLUTCH

95900	Eastman Kodak Company	US	6679490	10/057,743	1/25/2002	1/20/2004	PIC ROLLER WITH CLUTCH

95905	Eastman Kodak Company	US	6305684	09/262,768	3/4/1999	10/23/2001	FEED ROLLERS WITH REVERSING
							CLUTCH

95905	Eastman Kodak Company	US	6203005	09/262,770	3/4/1999	3/20/2001	FEEDER APPARATUS FOR DOCUMENTS AND THE LIKE

95905	Eastman Kodak Company	US	6585252	09/724,573	11/28/2000	7/1/2003	SEMI-ACTIVE CLUTCH ASSEMBLY

95908	Eastman Kodak Company	CN		201180006425.8	1/19/2011		ORGANIC SEMICONDUCTING COMPOSITIONS AND N-TYPE SEMICONDUCTOR DEVICES

95908	Eastman Kodak Company	EP		11702099.0	1/19/2011		ORGANIC SEMICONDUCTING COMPOSITIONS AND N-TYPE

							SEMICONDUCTOR DEVICES
95908	Eastman Kodak Company	US	8212243	12/691,793	1/22/2010	7/3/2012	ORGANIC SEMICONDUCTING COMPOSITIONS AND N-TYPE SEMICONDUCTOR DEVICES

95909	Eastman Kodak Company	US	8260569	12/609,113	10/30/2009	9/4/2012	DETERMINING A DIMENSION OF A REGULAR PATTERN OF ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95912	Eastman Kodak Company	US		12/570,009	9/30/2009		DIGITAL MANUFACTURE OF AN ELECTRICAL CIRCUIT

95913	Eastman Kodak Company	US	8145114	12/608,040	10/29/2009	3/27/2012	DIGITAL MANUFACTURE OF A MICROFLUIDIC DEVICE

95936	Eastman Kodak Company	US	8395094	12/699,120	2/3/2010	3/12/2013	STRUCTURE FOR CONDUCTING HEAT FROM CARTRIDGE HEATERS

95942	Eastman Kodak Company	CN		201080050407.5	10/28/2010		AIR EXTRACTION PRINTER

95942	Eastman Kodak Company	EP		10777158.6	10/28/2010		AIR EXTRACTION PRINTER

95942	Eastman Kodak Company	JP		2012-537919	10/28/2010		AIR EXTRACTION PRINTER

95942	Eastman Kodak Company	US	8376487	12/614,481	11/9/2009	2/19/2013	AIR EXTRACTION PRINTER

95943	Eastman Kodak Company	US	8313181	12/614,483	11/9/2009	11/20/2012	AIR EXTRACTION METHOD FOR INKJET PRINTER

95948	Eastman Kodak Company	CN		201080051366.1	11/4/2010		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

95948	Eastman Kodak Company	EP		10776251.0	11/4/2010		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

95948	Eastman Kodak Company	JP		2012-537976	11/4/2010		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

95948	Eastman Kodak Company	US	8329383	12/612,915	11/5/2009	12/11/2012	NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

95950	Eastman Kodak Company	US		12/604,447	10/23/2009		METHOD FOR PRINTING AN IMAGE

95959	Eastman Kodak Company	US		12/635,023	12/10/2009		METHOD OF REGISTRATION CORRECTION

95976	Eastman Kodak Company	US		12/731,182	3/25/2010		METHOD OF TREATING SEASONED DEVELOPER SOLUTION

95986	Eastman Kodak Company	CN		201080051073.3	11/5/2010		PHASE-COMPENSATED THIN-FILM BEAM COMBINER

95986	Eastman Kodak Company	EP		10778783.0	11/5/2010		PHASE-COMPENSATED THIN-FILM BEAM COMBINER

95986	Eastman Kodak Company	JP		2012-538859	11/5/2010		PHASE-COMPENSATED THIN-FILM BEAM COMBINER

95986	Eastman Kodak Company	US	8305502	12/616,156	11/11/2009	11/6/2012	PHASE-COMPENSATED THIN-FILM BEAM COMBINER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95986	Eastman Kodak Company	US		13/588,504	8/17/2012		PHASE-COMPENSATED ANTI-
							REFLECTIVE THIN FILM COATING

95989	Eastman Kodak Company	CN		201080050173.4	10/20/2010		PHASE SHIFTS FOR PRINTING AT TWO SPEEDS
95989	Eastman Kodak Company	EP		10828772.3	10/20/2010		PHASE SHIFTS FOR PRINTING AT TWO SPEEDS

95989	Eastman Kodak Company	JP		2012-537899	10/20/2010		PHASE SHIFTS FOR PRINTING AT TWO SPEEDS

95989	Eastman Kodak Company	US	8231207	12/613,699	11/6/2009	7/31/2012	PHASE SHIFTS FOR PRINTING AT TWO SPEEDS

95991	Eastman Kodak Company	US	8104878	12/613,712	11/6/2009	1/31/2012	PHASE SHIFTS FOR TWO GROUPS OF NOZZLES

95992	Eastman Kodak Company	US	8265505	12/702,343	2/9/2010	9/11/2012	SELECTIVE COOLING OF A FUSER HEATER ROLLER

95994	Eastman Kodak Company	US	8147033	12/614,487	11/9/2009	4/3/2012	INK CHAMBERS FOR INKJET PRINTER

95996	Eastman Kodak Company	CN		200980163316.X	11/13/2009		MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

95996	Eastman Kodak Company	EP		09760035.7	11/13/2009		MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

95996	Eastman Kodak Company	JP		2012-538797	11/13/2009		MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

95996	Eastman Kodak Company	US		13/502,527	11/13/2009		MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

95999	Eastman Kodak Company	CN		2010800568664	12/13/2010		CONTROLLING ERROR DIFFUSION DOT DENSITY

95999	Eastman Kodak Company	EP		10801487.9	12/13/2010		CONTROLLING ERROR DIFFUSION DOT DENSITY

95999	Eastman Kodak Company	JP		2012-544662	12/13/2010		CONTROLLING ERROR DIFFUSION DOT DENSITY

95999	Eastman Kodak Company	US	8203757	12/636,879	12/14/2009	6/19/2012	CONTROLLING ERROR DIFFUSION DOT DENSITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96002	Eastman Kodak Company	US		12/618,108	11/13/2009		ERROR CORRECTION IN A MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

96003	Eastman Kodak Company	CN		2010800512230	11/5/2010		JOB ERROR CORRECTION IN A MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

96003	Eastman Kodak Company	EP		10776900.2	11/5/2010		JOB ERROR CORRECTION IN A MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

96003	Eastman Kodak Company	JP		2012-0538860	11/5/2010		JOB ERROR CORRECTION IN A MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

96003	Eastman Kodak Company	US		12/618,086	11/13/2009		JOB ERROR CORRECTION IN A MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

96004	Eastman Kodak Company	US		12/618,059	11/13/2009		MULTIPASS ELECTROPHOTOGRAPHIC PRINT ENGINE

96005	Eastman Kodak Company	US		12/618,072	11/13/2009		DUAL DIVERTER

96006	Eastman Kodak Company	CN		201080054002.9	11/16/2010		BONDABLE PRINTED WIRING WITH
							IMPROVED WEAR RESISTANCE

96006	Eastman Kodak Company	EP		10784377.3	11/16/2010		BONDABLE PRINTED WIRING WITH
							IMPROVED WEAR RESISTANCE

96006	Eastman Kodak Company	JP		2012-541104	11/16/2010		BONDABLE PRINTED WIRING WITH
							IMPROVED WEAR RESISTANCE

96006	Eastman Kodak Company	US	8251494	12/627,133	11/30/2009	8/28/2012	BONDABLE PRINTED WIRING WITH
							IMPROVED WEAR RESISTANCE

96007	Eastman Kodak Company	EP		10779659.1	11/16/2010		EDGE GUIDE HAVING ADJUSTABLE
							MAGNITUDE NESTING FORCE

96008	Eastman Kodak Company	US	8376496	12/796,715	6/9/2010	2/19/2013	COLOR CONSISTENCY FOR A MULTI-
							PRINTHEAD SYSTEM

96009	Eastman Kodak Company	US		12/915,091	10/29/2010		METHOD OF CONTROLLING PRINT
							DENSITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96013	Eastman Kodak Company	US	8306461	12/590,753	11/13/2009	11/6/2012	MULTICOLOR ELECTROPHOTOGRAPHIC PRINT ENGINE

96014	Eastman Kodak Company	CN		201080051101.1	11/10/2010		SHEET REGISTRATION FOR A MULTIPASS ELECTROPHOTOGRAPHIC PRINTER

96014	Eastman Kodak Company	EP		10781763.7	11/10/2010		SHEET REGISTRATION FOR A MULTIPASS ELECTROPHOTOGRAPHIC PRINTER

96014	Eastman Kodak Company	JP		2012-538918	11/10/2010		SHEET REGISTRATION FOR A MULTIPASS ELECTROPHOTOGRAPHIC PRINTER

96014	Eastman Kodak Company	US		12/618,118	11/13/2009		SHEET REGISTRATION FOR A MULTIPASS ELECTROPHOTOGRAPHIC PRINTER

96017	Eastman Kodak Company	US	8220902	12/620,614	11/18/2009	7/17/2012	PRINTHEAD WITH IMPROVED INK TANK MOUNTING RELIABILITY

96018	Eastman Kodak Company	US	8220903	12/620,619	11/18/2009	7/17/2012	INK TANK FEATURE FOR IMPROVED MOUNTING RELIABILITY

96020	Eastman Kodak Company	CN		201080055291.4	12/2/2010		MINIMIZING CARBONIZATION OF DEVELOPER LIQUID

96020	Eastman Kodak Company	EP		10793363.2	12/2/2010		MINIMIZING CARBONIZATION OF DEVELOPER LIQUID

96020	Eastman Kodak Company	JP		2012-543155	12/2/2010		MINIMIZING CARBONIZATION OF
							DEVELOPER LIQUID

96020	Eastman Kodak Company	US	7963708	12/632,860	12/8/2009	6/21/2011	MINIMIZING CARBONIZATION OF
							DEVELOPER LIQUID

96021	Eastman Kodak Company	CN		2010800586728	12/8/2010		INK FILL PORT FOR INKJET INK TANK

96021	Eastman Kodak Company	EP		10795517.1	12/8/2010		INK FILL PORT FOR INKJET INK TANK

96021	Eastman Kodak Company	JP		FILED	12/8/2010		INK FILL PORT FOR INKJET INK TANK

96021	Eastman Kodak Company	US	8240816	12/642,883	12/21/2009	8/14/2012	INK FILL PORT FOR INKJET INK TANK

96022	Eastman Kodak Company	US		12/627,161	11/30/2009		METHOD OF MAKING BONDABLE
							PRINTED WIRING MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96027	Eastman Kodak Company	US		12/691,273	1/21/2010		METHOD OF MAKING LITHOGRAPHIC PRINTING PLATES

96028	Eastman Kodak Company	EP		10805564.1	12/30/2010		FLEXOGRAPHIC PROCESSING SOLUTION AND USE
96028	Eastman Kodak Company	US		12/695,190	1/28/2010		FLEXOGRAPHIC PROCESSING SOLUTION AND USE

96028	Eastman Kodak Company	US		13/586,118	8/15/2012		FLEXOGRAPHIC PROCESSING SOLUTION AND USE

96031	Eastman Kodak Company	EP		11004458.3	5/31/2011		THERMAL RECEIVER ELEMENTS AND IMAGING ASSEMBLIES

96031	Eastman Kodak Company	US		12/823,187	6/25/2010		THERMAL RECEIVER ELEMENTS AND IMAGING ASSEMBLIES

96040	Eastman Kodak Company	US		12/635,040	12/10/2009		AUTOMATIC HIGH-PRECISION COLOUR REGISTRATION CORRECTION

96041	Eastman Kodak Company	US		12/915,751	10/29/2010		AQUEOUS INKJET PRINTING FLUID COMPOSITIONS

96043	Eastman Kodak Company	US	8317292	12/636,807	12/14/2009	11/27/2012	METHOD OF POSITION DETECTION WITH TWO-DIMENSIONAL SENSOR IN PRINTER

96045	Eastman Kodak Company	US		12/642,885	12/21/2009		METHOD FOR FILLING AN INKJET INK TANK

96063	Eastman Kodak Company	BR		BR1120120199072	2/10/2011		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96063	Eastman Kodak Company	CN		201180010647.7	2/10/2011		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96063	Eastman Kodak Company	EP		11704703.5	2/10/2011		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96063	Eastman Kodak Company	IN		6475/DELNP/2012	2/10/2011		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96063	Eastman Kodak Company	JP		2012-555025	2/10/2011		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96063	Eastman Kodak Company	KR		10-2012-7022265	2/10/2011		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96063	Eastman Kodak Company	US		12/713,264	2/26/2010		VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

96064	Eastman Kodak Company	US		12/649,380	12/30/2009		SYSTEM FOR GENERATING PERSONALIZED DOCUMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96066	Eastman Kodak Company	US		12/696,093	1/29/2010		PROCESSOR SYSTEM WITH PROVISION FOR AUTOMATED CONTROL OF PROCESSING PARAMETERS

96068	Eastman Kodak Company	US	8277006	12/711,354	2/24/2010	10/2/2012	CONTROLLABLE MAINTENANCE OPERATIONS FOR EFFICIENT INK USE

96070	Eastman Kodak Company	US		12/705,647	2/15/2010		DETECTION AND DISPLAY OF STEREO IMAGES

96072	Eastman Kodak Company	US		12/793,924	6/4/2010		COLOR TRANSFORM INSENSTIVIE TO PROCESS VARIABILITY

96073	Eastman Kodak Company	US	8377729	12/689,326	1/19/2010	2/19/2013	FORMING II-VI CORE-SHELL SEMICONDUCTOR NANOWIRES

96078	Eastman Kodak Company	DE		102010046962.9	9/29/2010		SUBSTRAT PATH SPEED ADJUSTMENT FOR DIFFERENT OR EQUAL TRANSPORTATION PRINCIPLES WITHIN SAME DRIVE TRAIN TRANSPORTANORDNUNG FÜR BEDRUCKSTOFFE IN EINER DRUCKMASCHINE

96078	Eastman Kodak Company	US		13/200,669	9/28/2011		TRANSPORT ARRANGEMENT FOR PRINTING MATERIALS IN A PRINTING MACHINE

96080	Eastman Kodak Company	CN		MAILED	8/19/2011		LITHOGRAPHIC PRINTING PLATE PRECURSOR

96080	Eastman Kodak Company	EP		11826679.0	8/19/2011		LITHOGRAPHIC PRINTING PLATE PRECURSOR

96080	Eastman Kodak Company	JP		2010-211946	9/22/2010		PHOTOPOLYMER PLATE CONTAINING SPECIFIC FLUORINATED POLYMER

96080	Eastman Kodak Company	US		13/825,136	8/19/2011		LITHOGRAPHIC PRINTING PLATE PRECURSOR

96081	Eastman Kodak Company	US	8309394	12/691,802	1/22/2010	11/13/2012	METHOD OF MAKING N-TYPE SEMICONDUCTOR DEVICES

96083	Eastman Kodak Company	US		12/707,877	2/18/2010		A SYSTEM TO PRINT RAISED PRINTING USING SMALL TONER PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96085	Eastman Kodak Company	US		12/731,178	3/25/2010		SAFE RADIANT TONER HEATING APPARATUS WITH MEMBRANE

96087	Eastman Kodak Company	US	8331842	12/749,804	3/30/2010	12/11/2012	TONER HEATING APPARATUS WITH BELT AND NIP

96088	Eastman Kodak Company	US	8201822	12/713,257	2/26/2010	6/19/2012	PLANAR MEDIA-FEED APPARATUS

96089	Eastman Kodak Company	US	8318406	12/699,079	2/3/2010	11/27/2012	A METHOD FOR FIXING A FLEXOGRAPHIC PLATE

96090	Eastman Kodak Company	TW		100104798	2/14/2011		GLASSES FOR VIEWING STEREO IMAGES

96090	Eastman Kodak Company	US	8384774	12/705,650	2/15/2010	2/26/2013	GLASSES FOR VIEWING STEREO IMAGES

96091	Eastman Kodak Company	US		12/705,652	2/15/2010		3-DIMENSIONAL DISPLAY WITH PREFERENCES

96092	Eastman Kodak Company	US		12/705,659	2/15/2010		DISPLAY WITH INTEGRATED CAMERA

96095	Eastman Kodak Company	BR		BR112012021648-1	3/23/2011		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96095	Eastman Kodak Company	CN		201180017107.1	3/23/2011		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96095	Eastman Kodak Company	EP		11712404.0	3/23/2011		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96095	Eastman Kodak Company	IN		7727/DELNP/2012	3/23/2011		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96095	Eastman Kodak Company	JP		FILED	3/23/2011		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96095	Eastman Kodak Company	TW		100110658	3/28/2011		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96095	Eastman Kodak Company	US		12/748,712	3/29/2010		METHOD FOR SONIC DOCUMENT CLASSIFICATION

96096	Eastman Kodak Company	BR		1120120196880	2/10/2011		PRINTER COMPONENT MOUNTING
							AND ALIGNMENT SYSTEM

96096	Eastman Kodak Company	CN		201180010795.9	2/10/2011		PRINTER COMPONENT MOUNTING AND ALIGNMENT SYSTEM

96096	Eastman Kodak Company	EP		11705115.1	2/10/2011		PRINTER COMPONENT MOUNTING AND ALIGNMENT SYSTEM

96096	Eastman Kodak Company	IN		7381/DELNP/2012	2/10/2011		PRINTER COMPONENT MOUNTING AND ALIGNMENT SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96096	Eastman Kodak Company	JP		2012-555024	2/10/2011		PRINTER COMPONENT MOUNTING AND ALIGNMENT SYSTEM

96096	Eastman Kodak Company	US		12/712,296	2/25/2010		PRINTER COMPONENT MOUNTING AND ALIGNMENT SYSTEM

96097	Eastman Kodak Company	CN		201180010738.0	2/22/2011		PRINT MEDIA TENSIONING

							APPARATUS INCLUDING GIMBALED
							ROLLER

96097	Eastman Kodak Company	EP		11707008.6	2/22/2011		PRINT MEDIA TENSIONING APPARATUS INCLUDING GIMBALED
							ROLLER

96097	Eastman Kodak Company	US	8403252	12/712,271	2/25/2010	3/26/2013	PRINT MEDIA TENSIONING APPARATUS INCLUDING GIMBALED ROLLER

96099	Eastman Kodak Company	US	8329616	12/750,733	3/31/2010	12/11/2012	IMAGE RECEIVER ELEMENTS WITH OVERCOAT

96105	Eastman Kodak Company	US	8396400	12/887,786	9/22/2010	3/12/2013	METHOD OF IMPLEMENTING A MAGNETICALLY ACTUATED FLAP SEAL

96108	Eastman Kodak Company	US		12/826,832	6/30/2010		METHOD OF MANUFACTURING WAX-CONTAINING POLYMER PARTICLES

96115	Eastman Kodak Company	US		12/700,785	2/5/2010		DETECTION OF MISREGISTERED PRINTING PLATE

96116	Eastman Kodak Company	EP		11705735.6	2/1/2011		IMPROVED PRINTING PLATE REGISTRATION

96116	Eastman Kodak Company	US		12/700,788	2/5/2010		IMPROVED PRINTING PLATE REGISTRATION

96117	Eastman Kodak Company	BR		BR1120120189107	1/13/2011		SELECTIVE COOLING OF A FUSER

96117	Eastman Kodak Company	CN		201180008889.2	1/13/2011		SELECTIVE COOLING OF A FUSER

96117	Eastman Kodak Company	EP		11702526.2	1/13/2011		SELECTIVE COOLING OF A FUSER

96117	Eastman Kodak Company	IN		6037/DELNP/2012	1/13/2011		SELECTIVE COOLING OF A FUSER

96117	Eastman Kodak Company	US		12/702,348	2/9/2010		SELECTIVE COOLING OF A FUSER

96118	Eastman Kodak Company	EP		11712368.7	3/10/2011		LITHOGRAPHIC PROCESSING SOLUTIONS AND METHODS OF USE

96118	Eastman Kodak Company	US		13/615,739	9/14/2012		METHODS FOR PREPARING LITHOGRAPHIC PRINTING PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96122	Eastman Kodak Company	US		12/712,256	2/25/2010		REINFORCED MEMBRANE FILTER FOR PRINTHEAD

96125	Eastman Kodak Company	US		13/116,186	5/26/2011		METHOD OF MAKING WEAR- RESISTANT PRINTED WIRING MEMBER

96126	Eastman Kodak Company	US	8273640	12/749,872	3/30/2010	9/25/2012	INTEGRATED SEMICONDUCTOR NANOWIRE DEVICE

96128	Eastman Kodak Company	US		13/601,259	8/31/2012		INKJET PRINTING FLUID COMPOSITION

96129	Eastman Kodak Company	CN		FILED	8/18/2011		INKJET PRINTING FLUID

96129	Eastman Kodak Company	EP		11750035.5	8/18/2011		INKJET PRINTING FLUID

96129	Eastman Kodak Company	US		12/871,982	8/31/2010		INKJET PRINTING FLUID

96138	Eastman Kodak Company	CN		201180017311.3	3/23/2011		FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF MAKING

96138	Eastman Kodak Company	EP		11712403.2	3/23/2011		FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF MAKING

96138	Eastman Kodak Company	US		12/748,475	3/29/2010		FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF MAKING

96138	Eastman Kodak Company	US	8361556	13/188,617	7/22/2011	1/29/2013	FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF MAKING

96138	Eastman Kodak Company	US		13/616,555	9/14/2012		FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF MAKING

96139	Eastman Kodak Company	US	8411489	12/770,795	4/30/2010	4/2/2013	SEMICONDUCTING DEVICES AND METHODS OF PREPARING

96142	Eastman Kodak Company	BR		1120120198980	2/23/2011		METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

96142	Eastman Kodak Company	CN		2011800109899	2/23/2011		METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

96142	Eastman Kodak Company	EP		11706444.4	2/23/2011		METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

96142	Eastman Kodak Company	IN		6469/DELNP/2012	2/23/2011		METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96142	Eastman Kodak Company	JP		2012-555086	2/23/2011		METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

96142	Eastman Kodak Company	KR		2012-7025076	2/23/2011		METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

96142	Eastman Kodak Company	US	7923313	12/713,252	2/26/2010	4/12/2011	METHOD OF MAKING TRANSISTOR INCLUDING REENTRANT PROFILE

96143	Eastman Kodak Company	US	8376353	12/713,289	2/26/2010	2/19/2013	PLANAR-MEDIA-FEED METHOD

96144	Eastman Kodak Company	US		12/748,786	3/29/2010		SCREENED HARDCOPY REPRODUCTION APPARATUS COMPENSATION DATA CALCULATION

96145	Eastman Kodak Company	US		12/711,367	2/24/2010		USING NONDEPLETED INK SOURCE FOR MAINTENANCE OPERATION

96148	Eastman Kodak Company	US		12/760,600	4/15/2010		GAMUT MAPPING USING HUE-PRESERVING COLOR SPACE

96150	Eastman Kodak Company	US	8322834	12/750,744	3/31/2010	12/4/2012	SNAP-IN DIE MOUNT ASSEMBLY FOR INKJET PRINTHEAD

96151	Eastman Kodak Company	US	8277034	12/750,749	3/31/2010	10/2/2012	ORIENTATION OF AIR-PERMEABLE MEMBRANE IN INKJET PRINTHEAD

96152	Eastman Kodak Company	BR		BR002012021918.9	3/29/2011		INK PASSAGEWAYS CONNECTING INLET PORTS AND CHAMBERS

96152	Eastman Kodak Company	CN		201180017092.9	3/29/2011		INK PASSAGEWAYS CONNECTING
							INLET PORTS AND CHAMBERS

96152	Eastman Kodak Company	EP		11713928.7	3/29/2011		INK PASSAGEWAYS CONNECTING INLET PORTS AND CHAMBERS

96152	Eastman Kodak Company	IN		7737/DELNP/2012	3/29/2011		INK PASSAGEWAYS CONNECTING INLET PORTS AND CHAMBERS

96152	Eastman Kodak Company	US	8256876	12/750,752	3/31/2010	9/4/2012	INK PASSAGEWAYS CONNECTING INLET PORTS AND CHAMBERS

96153	Eastman Kodak Company	US	8286553	12/730,317	3/24/2010	10/16/2012	WIFFLE-TREE PRINTING PLATE REGISTRATION SYSTEM

96155	Eastman Kodak Company	TW		100110654	3/28/2011		SONIC DOCUMENT CLASSIFICATION

96155	Eastman Kodak Company	US		12/748,732	3/29/2010		SONIC DOCUMENT CLASSIFICATION

96164	Eastman Kodak Company	US		12/789,515	5/28/2010		PRINTER WITH IN-LINE SCANNER

96169	Eastman Kodak Company	US		12/823,197	6/25/2010		USE OF HANDWRITTEN NOTATIONS
							FROM PHOTOGRAPHS

96170	Eastman Kodak Company	US	7906354	12/749,929	3/30/2010	3/15/2011	LIGHT EMITTING NANOWIRE DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96174	Eastman Kodak Company	US	8023170	12/730,305	3/24/2010	9/20/2011	IMPROVED TOTAL INTERNAL
							REFLECTION MODULATOR

96175	Eastman Kodak Company	US		12/910,902	10/25/2010		DYNAMIC HETEROGENEOUS

							COMPUTER NETWORK
							MANAGEMENT TOOL

96176	Eastman Kodak Company	US		12/778,203	5/12/2010		MEDIA TRANSPORT SYSTEM
							TURNOVER MECHANISM

96177	Eastman Kodak Company	US		13/454,410	4/24/2012		PERMANENTLY BONDED FLUID
							CHANNEL NOZZLE PLATE
							FABRICATION

96178	Eastman Kodak Company	US	8111444	12/730,311	3/24/2010	2/7/2012	IMPROVED TOTAL INTERNAL
							REFLECTION LIGHT VALVE

96180	Eastman Kodak Company	US	8275300	12/749,819	3/30/2010	9/25/2012	FORMING SURFACE FINISH BY
							ELECTROPHOTOGRAPHIC TONER
							FUSING

96184	Eastman Kodak Company	CN		201180017575.9	3/23/2011		INKJET INK TANK

96184	Eastman Kodak Company	EP		11713912.1	3/23/2011		INKJET INK TANK

96184	Eastman Kodak Company	IN		7719/DELNP/2012	3/23/2011		INKJET INK TANK

96184	Eastman Kodak Company	US	8313180	12/750,732	3/31/2010	11/20/2012	INKJET INK TANK

96185	Eastman Kodak Company	BR		1120120219391	3/18/2011		INKJET PRINTER

96185	Eastman Kodak Company	CN		201180016652.9	3/18/2011		INKJET PRINTER

96185	Eastman Kodak Company	EP		11710643.5	3/18/2011		INKJET PRINTER

96185	Eastman Kodak Company	IN		7725/DELNP/2012	3/18/2011		INKJET PRINTER

96185	Eastman Kodak Company	US	8317300	12/750,738	3/31/2010	11/27/2012	INKJET PRINTER

96186	Eastman Kodak Company	US		12/750,747	3/31/2010		METHOD FOR ASSEMBLING AN
							INKJET PRINTHEAD

96187	Eastman Kodak Company	BR		BR1120120277960	5/13/2011		INKJET RECORDING MEDIUM AND METHODS THEREFOR

96187	Eastman Kodak Company	CN		201180024384.5	5/13/2011		INKJET RECORDING MEDIUM AND
							METHODS THEREFOR

96187	Eastman Kodak Company	EP		11721914.7	5/13/2011		INKJET RECORDING MEDIUM AND
							METHODS THEREFOR

96187	Eastman Kodak Company	IN		9914/DELNP/2012	5/13/2011		INKJET RECORDING MEDIUM AND METHODS THEREFOR

96187	Eastman Kodak Company	JP		FILED	5/13/2011		INKJET RECORDING MEDIUM AND
							METHODS THEREFOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96187	Eastman Kodak Company	US		12/781,265	5/17/2010		INKJET RECORDING MEDIUM AND
							METHODS THEREFOR

96188	Eastman Kodak Company	CN		201180020045X	4/12/2011		OPTIMIZING A SEAM FOR A PRINT
							JOB

96188	Eastman Kodak Company	EP		11717078.7	4/12/2011		OPTIMIZING A SEAM FOR A PRINT
							JOB

96188	Eastman Kodak Company	US		12/764,160	4/21/2010		OPTIMIZING A SEAM FOR A PRINT
							JOB

96189	Eastman Kodak Company	US		12/797,850	6/10/2010		DIE MOUNTING ASSEMBLY FORMED
							OF DISSIMILAR MATERIALS

96193	Eastman Kodak Company	CN		201180025606.6	5/23/2011		SEAL FOR INKJET INK TANK

96193	Eastman Kodak Company	EP		11725558.8	5/23/2011		SEAL FOR INKJET INK TANK

96193	Eastman Kodak Company	US	8297747	12/786,468	5/25/2010	10/30/2012	SEAL FOR INKJET INK TANK

96195	Eastman Kodak Company	US		12/847,143	7/30/2010		MEASURING DEVELOPER DENSITY IN AN ELECTROPHOTOGRAPHIC SYSTEM

96198	Eastman Kodak Company	CN		201180020763.7	4/27/2011		OFF-STATE LIGHT BAFFLE FOR
							DIGITAL PROJECTION

96198	Eastman Kodak Company	EP		11719412.6	4/27/2011		OFF-STATE LIGHT BAFFLE FOR
							DIGITAL PROJECTION

96198	Eastman Kodak Company	IN		9306/DELNP/2012	4/27/2011		OFF-STATE LIGHT BAFFLE FOR DIGITAL PROJECTION

96198	Eastman Kodak Company	JP		2013-508175	4/27/2011		OFF-STATE LIGHT BAFFLE FOR
							DIGITAL PROJECTION

96198	Eastman Kodak Company	US	8342690	12/770,081	4/29/2010	1/1/2013	OFF-STATE LIGHT BAFFLE FOR
							DIGITAL PROJECTION

96199	Eastman Kodak Company	BR		BR1120120301683	6/13/2011		PROJECTION DISPLAY SURFACE PROVIDING SPECKLE REDUCTION

96199	Eastman Kodak Company	CN		201180027891.4	6/13/2011		PROJECTION DISPLAY SURFACE
							PROVIDING SPECKLE REDUCTION

96199	Eastman Kodak Company	EP		11727379.7	6/13/2011		PROJECTION DISPLAY SURFACE
							PROVIDING SPECKLE REDUCTION

96199	Eastman Kodak Company	IN		391/DELNP/2013 6/13/2011			PROJECTION DISPLAY SURFACE
							PROVIDING SPECKLE REDUCTION

96199	Eastman Kodak Company	TW		100120916	6/15/2011		PROJECTION DISPLAY SURFACE
							PROVIDING SPECKLE REDUCTION

96199	Eastman Kodak Company	US	8085467	12/816,559	6/16/2010	12/27/2011	PROJECTION DISPLAY SURFACE
							PROVIDING SPECKLE REDUCTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96199	Eastman Kodak Company	US	8218235	13/237,111	9/20/2011	7/10/2012	PROJECTION DISPLAY SURFACE PROVIDING ARTIFACT REDUCTION

96200	Eastman Kodak Company	US		12/767,876	4/27/2010		STEREOSCOPIC DIGITAL PROJECTION APPARATUS USING POLARIZED LIGHT

96201	Eastman Kodak Company	CN		201180024845.9	5/18/2011		LOW THERMAL STRESS
							BIREFRINGENCE IMAGING LENS

96201	Eastman Kodak Company	EP		11721626.7	5/18/2011		LOW THERMAL STRESS
							BIREFRINGENCE IMAGING LENS

96201	Eastman Kodak Company	JP		FILED	5/18/2011		LOW THERMAL STRESS
							BIREFRINGENCE IMAGING LENS

96201	Eastman Kodak Company	US		12/784,520	5/21/2010		LOW THERMAL STRESS
							BIREFRINGENCE IMAGING LENS

96202	Eastman Kodak Company	US	8199176	12/786,465	5/25/2010	6/12/2012	LASER THERMAL DONOR ELEMENTS AND METHOD OF USE

96204	Eastman Kodak Company	US	8226216	12/752,576	4/1/2010	7/24/2012	METHOD FOR OPERATING CONTINUOUS PRINTERS

96205	Eastman Kodak Company	US		12/752,599	4/1/2010		DROP PLACEMENT METHOD FOR CONTINUOUS PRINTERS

96207	Eastman Kodak Company	US		12/770,798	4/30/2010		METHODS OF PREPARING SEMICONDUCTIVE COMPOSITIONS AND DEVICES

96208	Eastman Kodak Company	US	8314265	12/770,803	4/30/2010	11/20/2012	AROMATIC AMIC ACIDS OR AMIC
							ESTERS AND COMPOSITIONS

96209	Eastman Kodak Company	US		12/795,946	6/8/2010		REDUCING TONER CRACKING WITH SCREENING PATTERNS

96210	Eastman Kodak Company	US		12/770,077	4/29/2010		PRODUCING BOOKLET BY CUTTING
							BEFORE PRINTING

96211	Eastman Kodak Company	CN		FILED	5/9/2011		SLITTER WITH SELECTIVELY MOVABLE CUTTING DEVICES

96211	Eastman Kodak Company	EP		11720268.9	5/9/2011		SLITTER WITH SELECTIVELY MOVABLE CUTTING DEVICES

96211	Eastman Kodak Company	US	8312798	12/781,878	5/18/2010	11/20/2012	SLITTER WITH TRANSLATING CUTTING DEVICES

96212	Eastman Kodak Company	CN		2011800238692	4/25/2011		FINISHER FOR CUTTING AND SCORING A RECEIVER

96212	Eastman Kodak Company	EP		11718206.3	4/25/2011		FINISHER FOR CUTTING AND SCORING A RECEIVER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96212	Eastman Kodak Company	US	8316749	12/779,279	5/13/2010	11/27/2012	FINISHER FOR CUTTING OR SCORING RECEIVER

96215	Eastman Kodak Company	US	8204413	12/827,178	6/30/2010	6/19/2012	PRINTING JOB WITH DEVELOPER REMOVAL

96216	Eastman Kodak Company	US	8406672	12/845,789	7/29/2010	3/26/2013	BENDING RECEIVER USING HEAT-SHRINKABLE TONER

96219	Eastman Kodak Company	US		12/767,828	4/27/2010		METHOD OF MANUFACTURING PRINTHEAD INCLUDING POLYMERIC FILTER

96220	Eastman Kodak Company	US	8277035	12/767,833	4/27/2010	10/2/2012	PRINTHEAD INCLUDING SECTIONED STIMULATOR/FILTER DEVICE

96221	Eastman Kodak Company	BR		BR1120120246941	4/20/2011		STIMULATOR/FILTER DEVICE THAT SPANS PRINTHEAD LIQUID CHAMBER

96221	Eastman Kodak Company	CN		201180020909.8	4/20/2011		STIMULATOR/FILTER DEVICE THAT SPANS PRINTHEAD LIQUID CHAMBER

96221	Eastman Kodak Company	EP		11717867.3	4/20/2011		STIMULATOR/FILTER DEVICE THAT SPANS PRINTHEAD LIQUID CHAMBER

96221	Eastman Kodak Company	IN		9295/DELNP/2012	4/20/2011		STIMULATOR/FILTER DEVICE THAT SPANS PRINTHEAD LIQUID CHAMBER

96221	Eastman Kodak Company	JP		2013-508036	4/20/2011		STIMULATOR/FILTER DEVICE THAT SPANS PRINTHEAD LIQUID CHAMBER

96221	Eastman Kodak Company	US		12/767,836	4/27/2010		STIMULATOR/FILTER DEVICE THAT SPANS PRINTHEAD LIQUID CHAMBER

96222	Eastman Kodak Company	BR		1120120249371	4/21/2011		PRINTHEAD STIMULATOR/FILTER DEVICE PRINTING METHOD

96222	Eastman Kodak Company	CN		201180020784.9	4/21/2011		PRINTHEAD STIMULATOR/FILTER DEVICE PRINTING METHOD

96222	Eastman Kodak Company	EP		11719397.9	4/21/2011		PRINTHEAD STIMULATOR/FILTER DEVICE PRINTING METHOD

96222	Eastman Kodak Company	IN		9253/DELNP/2012	4/21/2011		PRINTHEAD STIMULATOR/FILTER DEVICE PRINTING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96222	Eastman Kodak Company	JP		2013-508100	4/21/2011		PRINTHEAD STIMULATOR/FILTER DEVICE PRINTING METHOD

96222	Eastman Kodak Company	US	8287101	12/767,840	4/27/2010	10/16/2012	PRINTHEAD STIMULATOR/FILTER DEVICE PRINTING METHOD

96223	Eastman Kodak Company	US		12/847,185	7/30/2010		METHOD FOR FORMING SURFACE DECORATED PARTICLES

96224	Eastman Kodak Company	US		13/329,547	12/19/2011		JOINING SHEETS TO FORM A BELT

96225	Eastman Kodak Company	US		12/789,919	5/28/2010		METHOD FOR PRINTING A SET OF IMAGES

96226	Eastman Kodak Company	US		12/789,664	5/28/2010		PRINT CUTTING SYSTEM

96227	Eastman Kodak Company	US	8313883	12/785,983	5/24/2010	11/20/2012	ELECTROPHOTOGRAPHIC PRINT BINDING METHOD

96230	Eastman Kodak Company	US		12/770,095	4/29/2010		CALCULATING BOOKLET SHEET LENGTH USING TONER THICKNESS

96231	Eastman Kodak Company	EP		11731168.8	5/6/2011		MAKING BOOKLET BY ITERATIVELY FOLDING AND CUTTING

96231	Eastman Kodak Company	US	8371569	12/777,317	5/11/2010	2/12/2013	MAKING BOOKLET BY ITERATIVELY FOLDING AND CUTTING

96232	Eastman Kodak Company	BR		BR1120120245333	4/19/2011		PRINTHEAD INCLUDING PARTICULATE TOLERANT FILTER

96232	Eastman Kodak Company	CN		201180021457.5	4/19/2011		PRINTHEAD INCLUDING
							PARTICULATE TOLERANT FILTER

96232	Eastman Kodak Company	EP		11717863.2	4/19/2011		PRINTHEAD INCLUDING PARTICULATE TOLERANT FILTER

96232	Eastman Kodak Company	IN		9077/DELNP/2012	4/19/2011		PRINTHEAD INCLUDING PARTICULATE TOLERANT FILTER

96232	Eastman Kodak Company	JP		2013-508029	4/19/2011		PRINTHEAD INCLUDING PARTICULATE TOLERANT FILTER

96232	Eastman Kodak Company	US		12/767,822	4/27/2010		PRINTHEAD INCLUDING PARTICULATE TOLERANT FILTER

96233	Eastman Kodak Company	US		12/821,228	6/23/2010		ALIGNMENT ASSEMBLY FOR USE WITH A PRINTHEAD

96240	Eastman Kodak Company	US		12/767,878	4/27/2010		METHOD FOR PROCESSING PDF ELEMENTS

96241	Eastman Kodak Company	US		12/771,268	4/30/2010		FOLDING METHOD FOR ELECTROPHOTOGRAPHIC PRINTS

96245	Eastman Kodak Company	CN		201180026271.9	5/17/2011		AROMATIC AMIC ACID SALTS AND COMPOSITIONS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96245	Eastman Kodak Company	EP		11722678.7	5/17/2011		AROMATIC AMIC ACID SALTS AND COMPOSITIONS

96245	Eastman Kodak Company	US	8404892	12/788,347	5/27/2010	3/26/2013	AROMATIC AMIC ACID SALTS AND COMPOSITIONS

96248	Eastman Kodak Company	BR		BR1120120246801	4/21/2011		PRINTING AND FUSING SYSTEM

96248	Eastman Kodak Company	CN		MAILED	4/21/2011		PRINTING AND FUSING SYSTEM

96248	Eastman Kodak Company	EP		11718574.4	4/21/2011		PRINTING AND FUSING SYSTEM

96248	Eastman Kodak Company	IN		9257/DELNP/2012	4/21/2011		PRINTING AND FUSING SYSTEM

96248	Eastman Kodak Company	JP		2013-508101	4/21/2011		PRINTING AND FUSING SYSTEM

96248	Eastman Kodak Company	US		12/768,815	4/28/2010		PRINTING AND FUSING SYSTEM

96249	Eastman Kodak Company	US		12/768,824	4/28/2010		PRINTER AND FUSING METHOD

96250	Eastman Kodak Company	US	8040622	12/774,005	5/5/2010	10/18/2011	AN APPARATUS FOR COMPENSATING AN IMAGING LENS

96251	Eastman Kodak Company	US		12/944,186	11/11/2010		MULTIPLE RESOLUTION CONTINUOUS INK JET SYSTEM

96252	Eastman Kodak Company	US		12/767,888	4/27/2010		SYSTEM FOR PROCESSING PDF ELEMENTS

96262	Eastman Kodak Company	BR		BR1120120259717	4/20/2011		AN AUTOFOCUS IMAGING APPARATUS

96262	Eastman Kodak Company	CN		201180023382.4	4/20/2011		AN AUTOFOCUS IMAGING APPARATUS

96262	Eastman Kodak Company	EP		11717136.3	4/20/2011		AN AUTOFOCUS IMAGING APPARATUS

96262	Eastman Kodak Company	EP		12197653.4	12/18/2012		AN AUTOFOCUS IMAGING APPARATUS

96262	Eastman Kodak Company	IN		9721/DELNP/2012	4/20/2011		AN AUTOFOCUS IMAGING APPARATUS

96262	Eastman Kodak Company	US	8154808	12/777,447	5/11/2010	4/10/2012	AN AUTOFOCUS IMAGING APPARATUS

96264	Eastman Kodak Company	BR		BR1120120274538	4/27/2011		FOLDING APPARATUS FOR ELECTROPHOTOGRAPHIC PRINTS

96264	Eastman Kodak Company	CN		201180021870.1	4/27/2011		FOLDING APPARATUS FOR ELECTROPHOTOGRAPHIC PRINTS

96264	Eastman Kodak Company	EP		11720224.2	4/27/2011		FOLDING APPARATUS FOR ELECTROPHOTOGRAPHIC PRINTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96264	Eastman Kodak Company	IN		9360/DELNP/2012	4/27/2011		FOLDING APPARATUS FOR ELECTROPHOTOGRAPHIC PRINTS

96264	Eastman Kodak Company	US		12/771,287	4/30/2010		FOLDING APPARATUS FOR ELECTROPHOTOGRAPHIC PRINTS

96270	Eastman Kodak Company	BR		BR1120120271008	5/9/2011		AN IMAGING APPARATUS FOR FLEXOGRAPHIC PRINTING

96270	Eastman Kodak Company	CN		201180023422.5	5/9/2011		AN IMAGING APPARATUS FOR FLEXOGRAPHIC PRINTING

96270	Eastman Kodak Company	EP		11720680.5	5/9/2011		AN IMAGING APPARATUS FOR FLEXOGRAPHIC PRINTING

96270	Eastman Kodak Company	IN		9834/DELNP/2012	5/9/2011		AN IMAGING APPARATUS FOR FLEXOGRAPHIC PRINTING

96270	Eastman Kodak Company	US		12/779,114	5/13/2010		AN IMAGING APPARATUS FOR FLEXOGRAPHIC PRINTING

96273	Eastman Kodak Company	US		13/222,129	8/31/2011		CARRIAGE PRINTER WITH BUBBLE DISLODGING AND REMOVAL

96274	Eastman Kodak Company	US	8292399	12/826,722	6/30/2010	10/23/2012	PROVIDING UNIFORM ILLUMINATION TO A MOVING SENSOR

96275	Eastman Kodak Company	CN		MAILED	10/19/2011		RECORDING MEDIA PATH IN A MULTIFUNCTION PRINTER

96275	Eastman Kodak Company	EP		11785166.7	10/19/2011		RECORDING MEDIA PATH IN A MULTIFUNCTION PRINTER

96275	Eastman Kodak Company	JP		MAILED	10/19/2011		RECORDING MEDIA PATH IN A MULTIFUNCTION PRINTER

96275	Eastman Kodak Company	US		12/913,081	10/27/2010		RECORDING MEDIA PATH IN A MULTIFUNCTION PRINTER

96276	Eastman Kodak Company	US	8215631	12/871,067	8/30/2010	7/10/2012	PICK ROLLER RETRACTION IN A CARRIAGE PRINTER

96278	Eastman Kodak Company	US	8408669	12/828,338	7/1/2010	4/2/2013	EFFICIENT DATA SCANNING FOR PRINT MODE SWITCHING

96285	Eastman Kodak Company	US	8396304	12/826,805	6/30/2010	3/12/2013	USING HANDWRITTEN NOTATIONS IN DIGITAL VIDEO PRESENTATIONS

96287	Eastman Kodak Company	US		12/788,349	5/27/2010		METHODS OF PROVIDING SEMICONDUCTOR LAYERS AND ARTICLES FROM AMIC ACID SALTS

96288	Eastman Kodak Company	US		12/788,355	5/27/2010		ARTICLES CONTAINING COATINGS OF AMIC ACID SALTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96289	Eastman Kodak Company	US		13/089,541	4/19/2011		MEMS COMPOSITE TRANSDUCER INCLUDING COMPLIANT MEMBRANE

96289	Eastman Kodak Company	WO		PCT/US12/33864	4/17/2012		MEMS COMPOSITE TRANSDUCER INCLUDING COMPLIANT MEMBRANE

96292	Eastman Kodak Company	US	8401433	12/893,177	9/29/2010	3/19/2013	METHODS FOR OPERATING AN AUGER IN A DEVELOPMENT STATION

96293	Eastman Kodak Company	US		12/846,651	7/29/2010		A METHOD FOR FORMING DURABLE COMBINATION PRINTS

96294	Eastman Kodak Company	US	8336984	12/871,068	8/30/2010	12/25/2012	ENCODER FOR INKJET PRINTERS

96296	Eastman Kodak Company	US		12/779,131	5/13/2010		WRITING AN IMAGE ON FLEXOGRAPHIC MEDIA

96300	Eastman Kodak Company	CN		201180025604.6	5/9/2011		STACKING BOOKLET SHEETS ON ADJUSTABLE-ANGLE RAMP

96300	Eastman Kodak Company	EP		11722953.4	5/9/2011		STACKING BOOKLET SHEETS ON ADJUSTABLE-ANGLE RAMP

96300	Eastman Kodak Company	US	8366092	12/917,702	11/2/2010	2/5/2013	STACKING BOOKLET SHEETS ON ADJUSTABLE-ANGLE RAMP

96307	Eastman Kodak Company	US	8365662	12/781,149	5/17/2010	2/5/2013	DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING PLATES

96312	Eastman Kodak Company	US		12/786,042	5/24/2010		ELECTROPHOTOGRAPHIC PRINT BINDING METHOD AND SYSTEM

96313	Eastman Kodak Company	US		12/786,017	5/24/2010		ELECTROPHOTOGRAPHIC PRINT BINDING SYSTEM

96314	Eastman Kodak Company	CN		2011800253033	5/9/2011		DESIGNING LENSES USING STRESS BIREFRINGENCE PERFORMANCE CRITERION

96314	Eastman Kodak Company	EP		11719982.8	5/9/2011		DESIGNING LENSES USING STRESS BIREFRINGENCE PERFORMANCE CRITERION

96314	Eastman Kodak Company	IN		10121/DELNP/2012	5/9/2011		DESIGNING LENSES USING STRESS BIREFRINGENCE PERFORMANCE CRITERION

96314	Eastman Kodak Company	JP		FILED	5/9/2011		DESIGNING LENSES USING STRESS BIREFRINGENCE PERFORMANCE CRITERION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96314	Eastman Kodak Company	US		12/784,521	5/21/2010		DESIGNING LENSES USING STRESS BIREFRINGENCE PERFORMANCE CRITERION

96315	Eastman Kodak Company	US	8287129	12/784,523	5/21/2010	10/16/2012	LOW THERMAL STRESS BIREFRINGENCE IMAGING SYSTEM

96316	Eastman Kodak Company	US		13/006,674	1/14/2011		DETERMINING A STEREO IMAGE FROM VIDEO

96317	Eastman Kodak Company	US		12/845,976	7/29/2010		METHOD FOR FORMING A COMPOSITE IMAGE

96318	Eastman Kodak Company	US		12/869,971	8/27/2010		JOB SCHEDULE GENERATION USING HISTORICAL DECISION DATABASE

96320	Eastman Kodak Company	CN		201180030761.6	7/15/2011		A DOCUMENT SCANNER

96320	Eastman Kodak Company	EP		11736508.0	7/15/2011		A DOCUMENT SCANNER

96320	Eastman Kodak Company	TW		100125513	7/19/2011		A DOCUMENT SCANNER

96320	Eastman Kodak Company	US		12/839,471	7/20/2010		DOCUMENT SCANNER

96321	Eastman Kodak Company	US	8359724	12/786,472	5/25/2010	1/29/2013	METHOD OF SEALING AN INKJET INK TANK

96322	Eastman Kodak Company	JP		2010-248912	11/5/2010		ROLLER DESIGN OF GUMMING SECTION OF AUTOMATIC PROCESSOR FOR PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

96322	Eastman Kodak Company	US		13/267,058	10/6/2011		A PROCESSING APPARATUS FOR
							PREPARING LITHOGRAPHIC
							PRINTING PLATES

96323	Eastman Kodak Company	US	8341216	12/827,377	6/30/2010	12/25/2012	EFFICIENT METHOD FOR IMAGE PROCESSING IN A COMPUTER NETWORK

96324	Eastman Kodak Company	US		12/827,331	6/30/2010		METHOD FOR IMAGE RENDERING IN A COMPUTER NETWORK

96326	Eastman Kodak Company	CN		FILED	8/29/2011		PRINTHEAD INCLUDING REINFORCED LIQUID CHAMBER

96326	Eastman Kodak Company	EP		11757998.7	8/29/2011		PRINTHEAD INCLUDING REINFORCED LIQUID CHAMBER

96326	Eastman Kodak Company	US		12/871,995	8/31/2010		PRINTHEAD INCLUDING REINFORCED LIQUID CHAMBER

96330	Eastman Kodak Company	CN		201180024180.1	5/17/2011		PRINTER WITH VARIABLE LENGTH RECEIVER SUPPLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96330	Eastman Kodak Company	EP		11722964.1	5/28/2010		PRINTER WITH VARIABLE LENGTH RECEIVER SUPPLY

96330	Eastman Kodak Company	US		12/789,934	5/28/2010		PRINTER WITH VARIABLE LENGTH RECEIVER SUPPLY

96331	Eastman Kodak Company	US		12/789,519	5/28/2010		PRINTER WITH IN-LINE SCANNER

96332	Eastman Kodak Company	US		12/860,149	8/20/2010		DEVELOPERS AND METHOD OF COLORING LITHOGRAPHIC PRINTING MEMBERS

96333	Eastman Kodak Company	US	8317293	12/796,729	6/9/2010	11/27/2012	COLOR CONSISTENCY FOR A MULTI-PRINTHEAD SYSTEM

96334	Eastman Kodak Company	US		12/889,716	9/24/2010		PROCESS FOR PRODUCING AN IMAGE FROM POROUS MARKING PARTICLES

96336	Eastman Kodak Company	US		12/911,959	10/26/2010		DIGITAL MEDIA FRAME PROVIDING CUSTOMIZED CONTENT

96338	Eastman Kodak Company	US		12/948,892	11/18/2010		METHOD FOR REMOTELY CONFIGURING A DIGITAL IMAGE DISPLAY DEVICE

96339	Eastman Kodak Company	US		13/021,188	2/4/2011		IDENTIFYING PARTICULAR IMAGES FROM A COLLECTION

96340	Eastman Kodak Company	US	8386490	12/912,820	10/27/2010	2/26/2013	ADAPTIVE MULTIMEDIA SEMANTIC CONCEPT CLASSIFIER

96341	Eastman Kodak Company	US	8265514	12/869,985	8/27/2010	9/11/2012	REMOVING TONER DURING PRINTER PROCESS-CONTROL FRAME

96341	Eastman Kodak Company	US	8311434	12/869,995	8/27/2010	11/13/2012	REMOVING TONER FROM SKIVE MOUNT IN PRINTER

96342	Eastman Kodak Company	BR		BR1120120301748	6/13/2011		PROJECTION APPARATUS PROVIDING REDUCED SPECKLE ARTIFACTS

96342	Eastman Kodak Company	CN		201180029092.0	6/13/2011		PROJECTION APPARATUS PROVIDING REDUCED SPECKLE ARTIFACTS

96342	Eastman Kodak Company	EP		11727380.5	6/13/2011		PROJECTION APPARATUS PROVIDING REDUCED SPECKLE ARTIFACTS

96342	Eastman Kodak Company	IN		392/DELNP/2013	6/13/2011		PROJECTION APPARATUS PROVIDING REDUCED SPECKLE ARTIFACTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96342	Eastman Kodak Company	US		12/816,579	6/16/2010		PROJECTION APPARATUS PROVIDING REDUCED SPECKLE ARTIFACTS

96343	Eastman Kodak Company	CN		201180040584.X	8/18/2011		FLEXOGRAPHIC PRINTING MEMBERS

96343	Eastman Kodak Company	EP		11758290.8	8/18/2011		FLEXOGRAPHIC PRINTING MEMBERS

96343	Eastman Kodak Company	US		12/868,039	8/25/2010		FLEXOGRAPHIC PRINTING MEMBERS

96350	Eastman Kodak Company	US		12/945,994	11/15/2010		METHOD OF PHOTOPOLYMERIZING OF ACRYLATES

96351	Eastman Kodak Company	US		12/946,068	11/15/2010		PHOTOINITIATOR COMPOSITIONS

96351	Eastman Kodak Company	WO		PCT/US11/58695	11/1/2011		PHOTOINITIATOR COMPOSITIONS

96368	Eastman Kodak Company	US	8320817	12/858,767	8/18/2010	11/27/2012	CHARGE REMOVAL FROM A SHEET

96369	Eastman Kodak Company	US		12/871,999	8/31/2010		LIQUID CHAMBER REINFORCEMENT IN CONTACT WITH FILTER

96370	Eastman Kodak Company	US	8303074	12/826,724	6/30/2010	11/6/2012	PRINTER WITH UNIFORM ILLUMINATION FOR MEDIA IDENTIFICATION

96372	Eastman Kodak Company	US	8406642	12/826,876	6/30/2010	3/26/2013	REMOVING TONER FROM LONGITUDINAL MEMBER IN PRINTER

96375	Eastman Kodak Company	US		12/906,190	10/18/2010		ON-PRESS DEVELOPABLE LITHOGRAPHIC PRINTING PLATE PRECURSORS

96376	Eastman Kodak Company	US		12/858,488	8/18/2010		DOCUMENT SCANNER

96379	Eastman Kodak Company	US		13/173,183	6/30/2011		SURFACE TREATED TONER

96385	Eastman Kodak Company	US		12/826,825	6/30/2010		SELECTING DISPLAYS FOR DISPLAYING CONTENT

96388	Eastman Kodak Company	US		12/826,885	6/30/2010		PROCESS CONTROL WITH LONGITUDINAL MEMBER TONER REMOVAL

96391	Eastman Kodak Company	US	8385784	12/893,184	9/29/2010	2/26/2013	DEVELOPMENT STATION WITH DUAL ACTUATOR DRIVE

96392	Eastman Kodak Company	US		12/893,196	9/29/2010		DEVELOPMENT STATION WITH DUAL DRIVE

96393	Eastman Kodak Company	US		13/663,882	10/30/2012		METHOD OF PRINTING A PANORAMIC PRINT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96394	Eastman Kodak Company	US	8315532	12/827,168	6/30/2010	11/20/2012	REDUCING BACKGROUND DEVELOPMENT IN ELECTROPHOTOGRAPHIC PRINTER

96395	Eastman Kodak Company	US		12/972,581	12/20/2010		INKJET INK COMPOSITION WITH JETTING AID

96395	Eastman Kodak Company	WO		PCT/US11/63217	12/5/2011		INKJET INK COMPOSITION WITH JETTING AID

96396	Eastman Kodak Company	US	8351828	12/827,261	6/30/2010	1/8/2013	PRINTER HAVING AN ALTERNATE SCAVENGER GEOMETRY

96397	Eastman Kodak Company	US		12/827,305	6/30/2010		FABRICATION OF AN ALTERNATE SCAVENGER GEOMETRY

96398	Eastman Kodak Company	US	8312111	12/827,337	6/30/2010	11/13/2012	IMAGE PROCESSING IN A COMPUTER NETWORK

96399	Eastman Kodak Company	US	8369717	12/869,798	8/27/2010	2/5/2013	DETERMINING DEVELOPER TONER CONCENTRATION IN ELECTROPHOTOGRAPHIC PRINTER

96400	Eastman Kodak Company	US		12/944,960	11/12/2010		SCANNING PATCHES TO PROVIDE PRINTER CALIBRATION DATA

96401	Eastman Kodak Company	TW		100142131	11/17/2011		METHODS OF PROCESSING USING SILICATE FREE DEVELOPER COMPOSITIONS

96401	Eastman Kodak Company	US		12/948,808	11/18/2010		METHODS OF PROCESSING USING SILICATE FREE DEVELOPER COMPOSITIONS

96401	Eastman Kodak Company	WO		PCT/US11/58697	11/1/2011		METHODS OF PROCESSING USING SILICATE FREE DEVELOPER COMPOSITIONS

96402	Eastman Kodak Company	US		12/890,873	9/27/2010		REPLENISHING CONSUMABLE AT SERVICE TIME IN PRINTER

96403	Eastman Kodak Company	US		12/849,041	8/3/2010		PREVENTING DAMAGE TO A
							PHOTOCONDUCTOR

96404	Eastman Kodak Company	US		12/872,202	8/31/2010		A METHOD OF ALIGNING A PHOTOCONDUCTOR CARTRIDGE

96406	Eastman Kodak Company	US	8401454	12/885,627	9/20/2010	3/19/2013	A SYSTEM FOR COLLECTING WASTE TONER

96407	Eastman Kodak Company	US		12/827,357	6/30/2010		SYSTEM FOR IMAGE RENDERING IN A COMPUTER NETWORK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96408	Eastman Kodak Company	US		12/915,374	10/29/2010		INTERMEDIATE TRANSFER MEMBER AND IMAGING APPARATUS AND METHOD

96409	Eastman Kodak Company	US		12/836,640	7/15/2010		METHOD FOR CONNECTING AN AIR HOSE

96410	Eastman Kodak Company	US		13/269,662	10/10/2011		ELECTROPHOTOGRAPHIC PRINTING WITH COMPENSATION

96411	Eastman Kodak Company	BR		BR1120130015330	8/10/2011		LIGHT SOURCE MODULATION FOR PROJECTION

96411	Eastman Kodak Company	CN		FILED	8/10/2011		LIGHT SOURCE MODULATION FOR PROJECTION

96411	Eastman Kodak Company	EP		11746408.1	8/10/2011		LIGHT SOURCE MODULATION FOR PROJECTION

96411	Eastman Kodak Company	IN		775/DELNP/2013	8/10/2011		LIGHT SOURCE MODULATION FOR PROJECTION

96411	Eastman Kodak Company	US		12/854,919	8/12/2010		LIGHT SOURCE MODULATION FOR PROJECTION

96412	Eastman Kodak Company	US		12/915,126	10/29/2010		CONTROLLING ELECTROPHOTOGRAPHIC DEVELOPER ENTERING TONING ZONE

96413	Eastman Kodak Company	US		12/947,894	11/17/2010		REMOVING ELECTROPHOTOGRAPHIC CARRIER PARTICLES FROM PHOTORECEPTOR

96414	Eastman Kodak Company	US		12/842,074	7/23/2010		COMPACT HOUSING FOR A SCAN BAR ASSEMBLY

96415	Eastman Kodak Company	US	8382229	12/890,915	9/27/2010	2/26/2013	LEAD EDGE DETECTOR FOR PRINTER

96417	Eastman Kodak Company	US		12/964,778	12/10/2010		VIDEO KEY FRAME EXTRACTION USING SPARSE REPRESENTATION

96418	Eastman Kodak Company	US		12/889,557	9/24/2010		METHOD OF SELECTING IMPORTANT DIGITAL IMAGES

96426	Eastman Kodak Company	US		12/915,559	10/29/2010		AQUEOUS INKJET PRINTING FLUID COMPOSITIONS

96427	Eastman Kodak Company	US		12/897,902	10/5/2010		THERMAL DEGASSING DEVICE FOR INKJET PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96428	Eastman Kodak Company	US		12/883,261	9/16/2010		REFOCUSING IMAGES USING SCENE CAPTURED IMAGES

96429	Eastman Kodak Company	US	8328183	12/871,078	8/30/2010	12/11/2012	MEDIA STOPPER FOR A PRINTING SYSTEM

96430	Eastman Kodak Company	US		12/946,260	11/15/2010		APPARATUS AND METHOD FOR PRINTING IN BOTH IMAGE AND AROMA DOMAINS INTELLIGENTLY

96432	Eastman Kodak Company	US	8358942	12/847,158	7/30/2010	1/22/2013	ELECTROPHOTOGRAPHIC DEVELOPER TONER CONCENTRATION MEASUREMENT

96433	Eastman Kodak Company	US		12/847,175	7/30/2010		ELECTROPHOTOGRAPHIC DEVELOPER FLOW RATE MEASUREMENT

96434	Eastman Kodak Company	US		12/843,904	7/27/2010		PRINTING METHOD USING MOVING LIQUID CURTAIN CATCHER

96435	Eastman Kodak Company	US		12/843,906	7/27/2010		LIQUID FILM MOVING OVER SOLID CATCHER SURFACE

96436	Eastman Kodak Company	US		13/089,532	4/19/2011		FABRICATING MEMS COMPOSITE TRANSDUCER INCLUDING COMPLIANT MEMBRANE

96437	Eastman Kodak Company	US	8398210	13/089,521	4/19/2011	3/19/2013	CONTINUOUS EJECTION SYSTEM INCLUDING COMPLIANT MEMBRANE TRANSDUCER

96437	Eastman Kodak Company	WO		PCT/US12/33733	4/16/2012		CONTINUOUS EJECTION SYSTEM
							INCLUDING COMPLIANT MEMBRANE TRANSDUCER

96442	Eastman Kodak Company	TW		100125516	7/19/2011		METHOD FOR DOCUMENT SCANNING

96442	Eastman Kodak Company	US		12/839,476	7/20/2010		METHOD FOR DOCUMENT SCANNING

96452	Eastman Kodak Company	US	8398221	12/843,907	7/27/2010	3/19/2013	PRINTING USING LIQUID FILM POROUS CATCHER SURFACE

96453	Eastman Kodak Company	US	8398222	12/843,909	7/27/2010	3/19/2013	PRINTING USING LIQUID FILM SOLID CATCHER SURFACE

96457	Eastman Kodak Company	US	8227165	12/845,810	7/29/2010	7/24/2012	BENDING RECEIVER USING HEAT-SHRINKABLE FILM

96458	Eastman Kodak Company	US		12/964,784	12/10/2010		VIDEO KEY-FRAME EXTRACTION USING BI-LEVEL SPARSITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96459	Eastman Kodak Company	US		12/908,022	10/20/2010		VIDEO SUMMARIZATION USING SPARSE BASIS FUNCTION COMBINATION

96460	Eastman Kodak Company	US		12/984,030	1/4/2011		POROUS PARTICLES WITH MULTIPLE MARKERS

96460	Eastman Kodak Company	WO		PCT/US11/64756	12/14/2011		POROUS PARTICLES WITH MULTIPLE MARKERS

96462	Eastman Kodak Company	US		12/847,196	7/30/2010		SURFACE DECORATED PARTICLES

96463	Eastman Kodak Company	US		12/948,812	11/18/2010		SILICATE-FREE DEVELOPER COMPOSITIONS

96464	Eastman Kodak Company	US		12/948,814	11/18/2010		SILICATE-FREE DEVELOPER COMPOSITIONS

96464	Eastman Kodak Company	WO		PCT/US11/60899	11/16/2011		SILICATE-FREE DEVELOPER COMPOSITIONS

96465	Eastman Kodak Company	US		12/846,623	7/29/2010		METHOD FOR FORMING A COMBINATION PRINT WITH CONTINUOUS IMAGING

96466	Eastman Kodak Company	US	8180232	12/846,643	7/29/2010	5/15/2012	APPARATUS FOR FORMING COMBINATION PRINTS WITH PLEASING APPEARANCE

96467	Eastman Kodak Company	US		12/846,634	7/29/2010		METHOD FOR MAKING COMBINATION PRINTS WITH PLEASING APPEARANCE

96468	Eastman Kodak Company	US		12/846,660	7/29/2010		APPARATUS FOR FORMING DURABLE COMBINATION PRINTS

96469	Eastman Kodak Company	US	8380091	12/847,192	7/30/2010	2/19/2013	RESONANT-FREQUENCY MEASUREMENT OF ELECTROPHOTOGRAPHIC DEVELOPER DENSITY

96469	Eastman Kodak Company	US		13/616,378	9/14/2012		RESONANT-FREQUENCY
MEASUREMENT OF
ELECTROPHOTOGRAPHIC
DEVELOPER DENSITY

96470	Eastman Kodak Company	US		12/849,044	8/3/2010		METHOD FOR PREVENTING DAMAGE TO A PHOTOCONDUCTOR

96474	Eastman Kodak Company	US		13/186,820	7/20/2011		FEED AUGER WITH PADDLES

96475	Eastman Kodak Company	US		12/893,185	9/29/2010		MULTIPLE LOCKING FEATURE ON A CARTRIDGE DOOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96476	Eastman Kodak Company	US		13/161,573	6/16/2011		SPEED OR TORQUE TO FILL DEVELOPER STATION

96478	Eastman Kodak Company	US	8408130	12/868,054	8/25/2010	4/2/2013	METHOD OF MAKING FLEXOGRAPHIC PRINTING MEMBERS

96479	Eastman Kodak Company	US		12/846,611	7/29/2010		OVERLAP POSITIONING SYSTEM

96482	Eastman Kodak Company	US		13/011,074	1/21/2011		REDUCING DRAG ON ROTATABLE WEB DRIVE MEMBER

96483	Eastman Kodak Company	US		12/915,364	10/29/2010		CONTROLLING SPEED TO REDUCE IMAGE QUALITY ARTIFACTS

96484	Eastman Kodak Company	US		12/890,899	9/27/2010		INDICATING CONSUMABLE REPLENISHMENT TIME

96485	Eastman Kodak Company	US		12/890,946	9/27/2010		EFFECTIVELY USING A CONSUMABLE IN TWO PRINTERS

96486	Eastman Kodak Company	US		12/890,992	9/27/2010		EFFECTIVELY USING TWO CONSUMABLES IN SINGLE PRINTER

96487	Eastman Kodak Company	US		12/986,403	1/7/2011		IMAGE LAYOUT ADJUSTMENT APPARATUS

96488	Eastman Kodak Company	US		12/910,918	10/25/2010		AUTOMATED IMAGE TEMPLATE LAYOUT METHOD

96489	Eastman Kodak Company	US		13/025,217	2/11/2011		IMAGING PRODUCT LAYOUT METHOD

96491	Eastman Kodak Company	US		13/186,829	7/20/2011		METHOD OF USING FEED AUGER WITH PADDLES

96494	Eastman Kodak Company	US		13/014,900	1/27/2011		SUPPLYING ELECTROPHOTOGRAPHIC TONING MEMBER USING RIBBON BLENDER

96496	Eastman Kodak Company	US		12/965,230	12/10/2010		CLEANING ROTATABLE MEMBER IN ELECTROPHOTOGRAPHIC PRINTER

96497	Eastman Kodak Company	US		12/956,188	11/30/2010		PROVIDING CALIBRATION DATA FOR PRINTER

96499	Eastman Kodak Company	US		13/456,537	4/26/2012		LIQUID EJECTION WITH ON-CHIP DEFLECTION AND COLLECTION

96501	Eastman Kodak Company	US		13/332,418	12/21/2011		INTERMEDIATE TRANSFER MEMBER, IMAGING APPARATUS, AND METHOD

96504	Eastman Kodak Company	EP		11746374.5	8/3/2011		METHOD OF SCANNING DOCUMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96504	Eastman Kodak Company	US		12/858,498	8/18/2010		METHOD OF SCANNING DOCUMENTS

96509	Eastman Kodak Company	US		12/878,295	9/9/2010		ANTI-ALIAS PROCESSING WITH LOW-
RESOLUTION IMAGE

96510	Eastman Kodak Company	US		12/862,059	8/24/2010		PRINTING SYSTEM CONTROL USING
MULTIPLE METADATA PACKETS

96513	Eastman Kodak Company	US		12/874,249	9/2/2010		APPARATUS FOR DISCRIMINATING

BETWEEN OBJECTS

96514	Eastman Kodak Company	US		12/862,978	8/25/2010		HEAD-MOUNTED DISPLAY CONTROL

96515	Eastman Kodak Company	US		12/862,985	8/25/2010		HEAD-MOUNTED DISPLAY WITH
BIOLOGICAL STATE DETECTION

96516	Eastman Kodak Company	US		12/862,998	8/25/2010		HEAD-MOUNTED DISPLAY WITH EYE
STATE DETECTION

96517	Eastman Kodak Company	US		12/868,013	8/25/2010		HEAD-MOUNTED DISPLAY WITH
ENVIRONMENTAL STATE DETECTION

96518	Eastman Kodak Company	US		12/908,158	10/20/2010		METHOD FOR PREVENTING DAMAGE
TO A PHOTOCONDUCTOR

96520	Eastman Kodak Company	US		12/885,635	9/20/2010		A METHOD FOR COLLECTING WASTE
TONER

96521	Eastman Kodak Company	US		13/041,687	3/7/2011		APPARATUS FOR MOUNTING A
PHOTOCONDUCTOR

96522	Eastman Kodak Company	US		12/908,955	10/21/2010		CONCURRENTLY REMOVING SHEET
CHARGE AND CURL

96523	Eastman Kodak Company	US		12/959,424	12/3/2010		DEVELOPING LITHOGRAPHIC
PRINTING PLATE PRECURSORS IN
SIMPLE MANNER

96524	Eastman Kodak Company	US		12/963,680	12/9/2010		PROVIDING DESIRED GLOSS TO
MIXED MEDIA SHEETS

96525	Eastman Kodak Company	US		12/862,994	8/25/2010		SWITCHABLE HEAD-MOUNTED
DISPLAY

96526	Eastman Kodak Company	US		12/959,432	12/3/2010		METHOD OF PREPARING
LITHOGRAPHIC PRINTING PLATES

96527	Eastman Kodak Company	US		12/959,440	12/3/2010		DEVELOPER AND ITS USE TO
PREPARE LITHOGRAPHIC PRINTING
PLATES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96527	Eastman Kodak Company	WO		PCT/US11/62492	11/30/2011		DEVELOPER AND ITS USE TO PREPARE LITHOGRAPHIC PRINTING PLATES

96528	Eastman Kodak Company	JP		2011-060090	3/18/2011		A POSITIVE WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR AND A METHOD FOR MAKING A PRINTING PLATE

96528	Eastman Kodak Company	WO		PCT/JP12/053696	2/16/2012		A POSITIVE WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR AND A METHOD FOR MAKING A PRINTING PLATE

96529	Eastman Kodak Company	US		13/214,495	8/22/2011		PREVENTING FUSER ROLLER DAMAGE BY THICK RECEIVERS

96531	Eastman Kodak Company	TW		101114335	4/23/2012		FORWARD FACING SCANNER

96531	Eastman Kodak Company	US		13/094,200	4/26/2011		FORWARD FACING SCANNER

96532	Eastman Kodak Company	US		12/872,018	8/31/2010		RECIRCULATING FLUID PRINTING SYSTEM AND METHOD

96533	Eastman Kodak Company	US		13/115,465	5/25/2011		LIQUID EJECTION SYSTEM INCLUDING DROP VELOCITY MODULATION

96533	Eastman Kodak Company	WO		PCT/US12/38298	5/17/2012		LIQUID EJECTION SYSTEM INCLUDING DROP VELOCITY MODULATION

96535	Eastman Kodak Company	US	8215633	12/871,090	8/30/2010	7/10/2012	MEDIA STOPPER METHOD FOR A PRINTING SYSTEM

96536	Eastman Kodak Company	US	8215632	12/871,106	8/30/2010	7/10/2012	PICK ROLLER RETRACTION METHOD IN A CARRIAGE PRINTER

96537	Eastman Kodak Company	US		12/956,022	11/30/2010		POROUS PARTICLES WITH IMPROVED FILTERING PERFORMANCE

96538	Eastman Kodak Company	US		12/887,532	9/22/2010		OPTICAL SENSOR FOR PRINTER MEDIA MOTION DETECTION

96539	Eastman Kodak Company	US		13/076,467	3/31/2011		COMPENSATING FOR PERIODIC NONUNIFORMITY IN ELECTROPHOTOGRAPHIC PRINTER

96540	Eastman Kodak Company	US		12/871,124	8/30/2010		MEDIA SEPARATOR FOR A PRINTING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96541	Eastman Kodak Company	US		13/118,782	5/31/2011		METHOD FOR DETERMINING VARIANCE OF INKJET SENSOR

96543	Eastman Kodak Company	US		12/974,025	12/21/2010		BIASED WALL INK TANK WITH CAPILLARY BREATHER

96545	Eastman Kodak Company	US		12/874,256	9/2/2010		METHOD FOR DISCRIMINATING BETWEEN OBJECTS

96553	Eastman Kodak Company	US		12/908,168	10/20/2010		APPARATUS FOR PREVENTING DAMAGE TO A PHOTOCONDUCTOR

96554	Eastman Kodak Company	US		12/874,288	9/2/2010		PRESENTING INFORMATION ON A SEE-THROUGH DISPLAY

96556	Eastman Kodak Company	US		13/222,679	8/31/2011		CONTINUOUS INKJET PRINTING METHOD AND FLUID SET

96557	Eastman Kodak Company	US		12/887,805	9/22/2010		MAGNETICALLY ACTUATED FLAP SEAL

96559	Eastman Kodak Company	US		12/883,219	9/16/2010		CREATING AN IMPROVED PIEZOELECTRIC LAYER FOR TRANSDUCERS

96561	Eastman Kodak Company	US	8110628	12/984,044	1/4/2011	2/7/2012	PREPARATION OF POROUS PARTICLES WITH MULTIPLE MARKERS

96562	Eastman Kodak Company	US		12/984,055	1/4/2011		ARTICLES WITH POROUS PARTICLES FOR SECURITY PURPOSES

96563	Eastman Kodak Company	US		12/878,250	9/9/2010		SWITCHABLE HEAD-MOUNTED DISPLAY TRANSITION

96564	Eastman Kodak Company	US		13/047,968	3/15/2011		FLEXOGRAPHIC PRINTING PLATE PRECURSOR, IMAGING ASSEMBLY, AND USE

96568	Eastman Kodak Company	US		13/015,606	1/28/2011		METHOD FOR OPERATING PRINTER
WEB MEDIUM SUPPLY

96569	Eastman Kodak Company	US		13/015,607	1/28/2011		PRINTER WEB MEDIUM SUPPLY

96569	Eastman Kodak Company	WO		PCT/US12/21404	1/16/2012		PRINTER WEB MEDIUM SUPPLY

96571	Eastman Kodak Company	US		12/906,228	10/18/2010		LITHOGRAPHIC PRINTING PLATE PRECURSORS AND METHODS OF USE

96576	Eastman Kodak Company	US		12/894,200	9/30/2010		SUMMARIZING IMAGE COLLECTION USING A SOCIAL NETWORK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96577	Eastman Kodak Company	US		12/942,391	11/9/2010		ALIGNING AND SUMMARIZING DIFFERENT PHOTO STREAMS

96578	Eastman Kodak Company	US		12/893,092	9/29/2010		HEAD-MOUNTED DISPLAY WITH WIRELESS CONTROLLER

96579	Eastman Kodak Company	US		13/422,045	3/16/2012		PRINTING METHOD FOR REDUCING PRINTER ARTIFACTS

96579	Eastman Kodak Company	WO		PCT/US13/31135	3/14/2013		PRINTING METHOD FOR REDUCING PRINTER ARTIFACTS

96580	Eastman Kodak Company	US		13/112,017	5/20/2011		IMAGING PRODUCT SELECTION SYSTEM

96581	Eastman Kodak Company	US		13/009,985	1/20/2011		PREPARING LITHOGRAPHIC PRINTING PLATES BY ABLATION IMAGING

96581	Eastman Kodak Company	WO		PCT/US12/21466	1/17/2012		PREPARING LITHOGRAPHIC PRINTING PLATES BY ABLATION IMAGING

96582	Eastman Kodak Company	US		13/022,714	2/8/2011		PREPARING LITHOGRAPHIC PRINTING PLATES

96584	Eastman Kodak Company	US		12/893,202	9/29/2010		METHOD FOR UNLOCKING A DOOR ON A CARTRIDGE

96585	Eastman Kodak Company	US		12/893,209	9/29/2010		METHOD FOR OPERATING DEVELOPMENT STATION AUGER

96586	Eastman Kodak Company	US	8385785	12/893,220	9/29/2010	2/26/2013	DEVELOPMENT STATION WITH AUGER TENSIONING

96590	Eastman Kodak Company	US		13/213,133	8/19/2011		ELECTROFORM FILTER STRUCTURE INCLUDING UNIFORM PORE SIZE

96592	Eastman Kodak Company	US		13/417,557	3/12/2012		DROP FORMATION WITH REDUCED STIMULATION CROSSTALK

96594	Eastman Kodak Company	US		13/161,588	6/16/2011		METHOD FOR FILLING A DEVELOPER STATION

96595	Eastman Kodak Company	US		13/217,715	8/25/2011		PRINTHEAD SUPPORT STRUCTURE INCLUDING THERMAL INSULATOR

96597	Eastman Kodak Company	US	8395784	12/890,934	9/27/2010	3/12/2013	METHOD OF LEAD EDGE DETECTION IN AN INKJET PRINTER

96598	Eastman Kodak Company	US		12/908,916	10/21/2010		METHODS FOR GENERATING AN INVERSE MASK

96599	Eastman Kodak Company	US		13/285,592	10/31/2011		EDGE PRINTING METHOD

96600	Eastman Kodak Company	US		13/285,615	10/31/2011		EDGE PRINTING METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96601	Eastman Kodak Company	CN		MAILED	10/31/2011		METHOD FOR PRODUCING HIGH
DYNAMIC RANGE IMAGES

96601	Eastman Kodak Company	EP		11782331.0	10/31/2011		METHOD FOR PRODUCING HIGH
DYNAMIC RANGE IMAGES

96601	Eastman Kodak Company	US		12/938,427	11/3/2010		METHOD FOR PRODUCING HIGH
DYNAMIC RANGE IMAGES

96602	Eastman Kodak Company	US		13/004,186	1/11/2011		FORMING 3D MODELS USING TWO
IMAGES

96603	Eastman Kodak Company	US		13/004,196	1/11/2011		FORMING 3D MODELS USING
MULTIPLE IMAGES

96604	Eastman Kodak Company	US		13/004,207	1/11/2011		FORMING 3D MODELS USING
PERIODIC ILLUMINATION PATTERNS

96605	Eastman Kodak Company	US		13/004,109	1/11/2011		EMISSION CONTROL FOR AN
ELECTROPHOTOGRAPIC PRINTER

96606	Eastman Kodak Company	US		13/041,716	3/7/2011		METHOD FOR MOUNTING A
PHOTOCONDUCTOR

96607	Eastman Kodak Company	US		12/959,458	12/3/2010		DISENGAGING AN IMAGING MEMBER FROM A PHOTOCONDUCTOR

96608	Eastman Kodak Company	CA		2,750,733	8/29/2011		COLOR MOTION PICTURE PRINT
FILMS

96608	Eastman Kodak Company	GB	2485020	GB1115401.0	9/6/2011	10/10/2012	COLOR MOTION PICTURE PRINT
FILMS

96608	Eastman Kodak Company	US	8357485	12/910,934	10/25/2010	1/22/2013	COLOR MOTION PICTURE PRINT
FILMS

96610	Eastman Kodak Company	US		13/010,805	1/21/2011		AUTOMATIC DOCUMENT FEEDER
WITH CONTINUOUS TRANSPARENT
PLATEN

96614	Eastman Kodak Company	US		13/161,583	6/16/2011		DIGITAL IMAGE COMMUNICATION

96615	Eastman Kodak Company	US		13/032,664	2/23/2011		PRINTHEAD ASSEMBLY AND FLUIDIC CONNECTION OF DIE

96617	Eastman Kodak Company	US		12/897,908	10/5/2010		METHOD OF THERMAL DEGASSING
IN AN INKJET PRINTER

96618	Eastman Kodak Company	US		13/010,807	1/21/2011		RAPID IMAGE SEARCH IN A LARGE
DATABASE

96622	Eastman Kodak Company	US		13/024,555	2/10/2011		INDIUM PHOSPHIDE COLLOIDAL
NANOCRYSTALS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96623	Eastman Kodak Company	US		13/031,343	2/21/2011		METHOD FOR MEDIA RELIVING ON
DEMAND

96625	Eastman Kodak Company	US	8399533	12/946,074	11/15/2010	3/19/2013	PHOTOCURABLE COMPOSITIONS
CONTAINING N-OXYAZINIUM SALT
PHOTOINITIATORS

96626	Eastman Kodak Company	US		12/913,808	10/28/2010		HEAD-MOUNTED DISPLAY CONTROL
WITH IMAGE-CONTENT ANALYSIS

96627	Eastman Kodak Company	US		13/435,283	3/30/2012		METHOD FOR SENSING UNFUSED
TONER

96630	Eastman Kodak Company	US		12/914,118	10/28/2010		REDUCING CONTAMINATION BY
REGULATING FLOW

96631	Eastman Kodak Company	US		13/040,297	3/4/2011		ELECTROPHOTOGRAPHIC NON-
UNIFORMITY COMPENSATION USING
INTENTIONAL PERIODIC VARIATION

96632	Eastman Kodak Company	US		13/096,215	4/28/2011		ELECTROPHOTOGRAPHIC PRINTER
WITH STATEFUL TONER BOTTLES

96634	Eastman Kodak Company	US	8401416	12/942,420	11/9/2010	3/19/2013	ELECTROPHOTOGRAPHICALLY
PRINTING JOB HAVING JOB TYPE

96637	Eastman Kodak Company	US		13/422,089	3/16/2012		PRINTING SYSTEM FOR REDUCING
PRINTER ARTIFACTS

96638	Eastman Kodak Company	US		13/093,913	4/26/2011		THERMAL TRANSFER DONOR
ELEMENT

96639	Eastman Kodak Company	US	8345075	13/094,935	4/27/2011	1/1/2013	DUPLEX THERMAL DYE RECEIVER
ELEMENTS AND IMAGING METHODS

96639	Eastman Kodak Company	WO		PCT/US12/34609	4/23/2012		DUPLEX THERMAL DYE RECEIVER
ELEMENTS AND METHODS

96641	Eastman Kodak Company	US		12/913,100	10/27/2010		INCLINED MOTOR IN AN INKJET
PRINTER

96642	Eastman Kodak Company	US		12/913,115	10/27/2010		METHOD OF ASSEMBLING A
MULTIFUNCTION PRINTER

96643	Eastman Kodak Company	US	8123210	12/913,139	10/27/2010	2/28/2012	PAPER FEEDING ASSEMBLY FOR
PRINTERS

96644	Eastman Kodak Company	US		12/911,984	10/26/2010		LARGE PARTICLE TONER PRINTER

96645	Eastman Kodak Company	US		12/912,017	10/26/2010		LARGE PARTICLE TONER

96646	Eastman Kodak Company	US	8147948	12/912,051	10/26/2010	4/3/2012	PRINTED ARTICLE

96647	Eastman Kodak Company	US		12/911,779	10/26/2010		LIQUID DISPENSER INCLUDING
VERTICAL OUTLET OPENING WALL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96648	Eastman Kodak Company	US		12/911,783	10/26/2010		DISPENSING LIQUID USING VERTICAL OUTLET OPENING DISPENSER

96649	Eastman Kodak Company	CN		MAILED	10/14/2011		LIQUID DISPENSER INCLUDING SLOPED OUTLET OPENING WALL

96649	Eastman Kodak Company	EP		11774159.5	10/14/2011		LIQUID DISPENSER INCLUDING SLOPED OUTLET OPENING WALL

96649	Eastman Kodak Company	US		12/911,756	10/26/2010		LIQUID DISPENSER INCLUDING SLOPED OUTLET OPENING WALL

96650	Eastman Kodak Company	US	8328335	12/911,758	10/26/2010	12/11/2012	LIQUID DISPENSER INCLUDING SLOPED OUTLET OPENING WALL

96651	Eastman Kodak Company	US		12/911,769	10/26/2010		LIQUID DISPENSER INCLUDING CURVED OUTLET OPENING WALL

96652	Eastman Kodak Company	US	8336995	12/911,773	10/26/2010	12/25/2012	DISPENSING LIQUID USING CURVED OUTLET OPENING DISPENSER

96653	Eastman Kodak Company	US		12/911,751	10/26/2010		LIQUID DISPENSER INCLUDING CURVED VENT

96654	Eastman Kodak Company	US	8303091	12/911,755	10/26/2010	11/6/2012	DISPENSING LIQUID USING CURVED VENT DISPENSER

96655	Eastman Kodak Company	US		12/911,759	10/26/2010		LIQUID DISPENSER INCLUDING MULTIPLE LIQUID RETURN PASSAGES

96656	Eastman Kodak Company	US		12/911,762	10/26/2010		DISPENSING LIQUID USING DISPENSER INCLUDING MULTIPLE RETURNS

96658	Eastman Kodak Company	US		12/911,765	10/26/2010		DISPENSING LIQUID USING DISPENSER WITH RETURN FILTER

96659	Eastman Kodak Company	US	8322825	12/911,771	10/26/2010	12/4/2012	DISPENSER INCLUDING OVERLAPPING OUTLET AND RETURN PORT

96660	Eastman Kodak Company	US		12/911,774	10/26/2010		DISPENSING LIQUID USING OVERLAPPING OUTLET RETURN DISPENSER

96661	Eastman Kodak Company	CN		FILED	10/14/2011		DISPENSER INCLUDING ARRAY OF LIQUID DISPENSING ELEMENTS

96661	Eastman Kodak Company	EP		11774161.1	10/14/2011		DISPENSER INCLUDING ARRAY OF LIQUID DISPENSING ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96661	Eastman Kodak Company	US	8308275	12/911,776	10/26/2010	11/13/2012	DISPENSER INCLUDING ARRAY OF LIQUID DISPENSING ELEMENTS

96662	Eastman Kodak Company	US		12/911,782	10/26/2010		DISPENSING LIQUID USING ARRAY OF DISPENSING ELEMENTS

96663	Eastman Kodak Company	US	8382254	12/911,754	10/26/2010	2/26/2013	LIQUID DISPENSER INCLUDING SECONDARY LIQUID MANIFOLD

96664	Eastman Kodak Company	US	8328334	12/911,750	10/26/2010	12/11/2012	DISPENSING LIQUID USING DISPENSER INCLUDING SECONDARY MANIFOLD

96666	Eastman Kodak Company	US		12/914,120	10/28/2010		IMAGING PRODUCT SELECTION SYSTEM

96667	Eastman Kodak Company	US		13/214,460	8/22/2011		ANGLED MAGNETIC AUGER FOR A DEVELOPER STATION

96668	Eastman Kodak Company	US		13/094,865	4/27/2011		PRINTING MULTI-CHANNEL IMAGE ON WEB RECEIVER

96669	Eastman Kodak Company	US		12/956,206	11/30/2010		PRODUCING CALIBRATION TARGET FOR PRINTER

96670	Eastman Kodak Company	US		13/249,333	9/30/2011		METHOD FOR MANAGING WAX ON A PRINT

96671	Eastman Kodak Company	US		13/018,188	1/31/2011		ENHANCEMENT OF DISCHARGED AREA DEVELOPED TONER LAYER

96672	Eastman Kodak Company	US		13/161,601	6/16/2011		TASK ALLOCATION IN A COMPUTER NETWORK

96673	Eastman Kodak Company	US		13/161,611	6/16/2011		IMAGE PROCESSING IN A COMPUTER NETWORK

96676	Eastman Kodak Company	US	8380039	12/942,407	11/9/2010	2/19/2013	METHOD FOR ALIGNING DIFFERENT PHOTO STREAMS

96677	Eastman Kodak Company	US		12/942,422	11/9/2010		ALIGNING AND ANNOTATING
DIFFERENT PHOTO STREAMS

96679	Eastman Kodak Company	US		12/915,715	10/29/2010		AQUEOUS INKJET PRINTING FLUID COMPOSITIONS

96680	Eastman Kodak Company	US		12/915,482	10/29/2010		AQUEOUS INKJET PRINTING FLUID COMPOSITIONS

96681	Eastman Kodak Company	US	8282202	12/915,527	10/29/2010	10/9/2012	AQUEOUS INKJET PRINTING FLUID COMPOSITIONS

96682	Eastman Kodak Company	US		12/971,017	12/17/2010		METHOD FOR PRODUCING A BLENDED VIDEO SEQUENCE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96683	Eastman Kodak Company	US		12/948,044	11/17/2010		EXTRACTING STEP AND REPEAT DATA

96688	Eastman Kodak Company	US		12/948,994	11/18/2010		DIGITAL IMAGE DISPLAY DEVICE WITH REDUCED POWER MODE

96689	Eastman Kodak Company	US		12/949,029	11/18/2010		DIGITAL IMAGE DISPLAY DEVICE WITH AUTOMATICALLY ADJUSTED IMAGE DISPLAY DURATIONS

96690	Eastman Kodak Company	US		12/949,054	11/18/2010		DIGITAL IMAGE DISPLAY DEVICE WITH REMOTELY DISABLEABLE USER INTERFACE

96694	Eastman Kodak Company	US		12/966,153	12/13/2010		USER IDENTIFICATION FOR SCANNING APPARATUS

96695	Eastman Kodak Company	US		13/433,331	3/29/2012		METHOD FOR ADDING CONTENT TO PREFORMATTED DOCUMENTS

96698	Eastman Kodak Company	US		13/004,112	1/11/2011		METHOD OF CONTROLLING EMISSIONS IN AN ELECTROPHOTOGRAPHIC PRINTER

96701	Eastman Kodak Company	US		13/165,137	6/21/2011		METHOD OF CHARACTERIZING AN IMAGING SYSTEM

96702	Eastman Kodak Company	US		13/165,160	6/21/2011		METHOD OF DESIGNING A COLOR CHART

96703	Eastman Kodak Company	US		12/938,437	11/3/2010		DIGITAL CAMERA PROVIDING HIGH DYNAMIC RANGE IMAGES

96706	Eastman Kodak Company	US		12/952,257	11/23/2010		PROCESSING REUSABLE AND SPECIFIC CONTENT

96708	Eastman Kodak Company	US		12/959,470	12/3/2010		APPARATUS FOR DECOUPLING A ROLLER CHARGER FROM A PHOTOCONDUCTOR

96711	Eastman Kodak Company	US		12/949,937	11/19/2010		EJECTING ANTI-CURL SOLUTION IN CARRIAGE PRINTERS

96712	Eastman Kodak Company	US		13/115,421	5/25/2011		LIQUID EJECTION USING DROP CHARGE AND MASS

96712	Eastman Kodak Company	WO		PCT/US12/39071	5/23/2012		LIQUID EJECTION USING DROP CHARGE AND MASS

96713	Eastman Kodak Company	US		12/949,086	11/18/2010		DIGITAL IMAGE DISPLAY DEVICE WITH REMOTE VIEWING INTERFACE

96714	Eastman Kodak Company	TW		101100696	1/6/2012		TRANSISTOR INCLUDING REDUCED CHANNEL LENGTH

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96714	Eastman Kodak Company	US		12/986,197	1/7/2011		TRANSISTOR INCLUDING REDUCED CHANNEL LENGTH

96715	Eastman Kodak Company	TW		101100694	1/6/2012		TRANSISTOR INCLUDING MULTI-LAYER REENTRANT PROFILE

96715	Eastman Kodak Company	US		12/986,241	1/7/2011		TRANSISTOR INCLUDING MULTI-LAYER REENTRANT PROFILE

96715	Eastman Kodak Company	WO		PCT/US12/20120	1/4/2012		TRANSISTOR INCLUDING MULTI-LAYER REENTRANT PROFILE

96716	Eastman Kodak Company	US		13/228,881	9/9/2011		PRINTHEAD FOR INKJET PRINTING DEVICE

96721	Eastman Kodak Company	US		13/053,700	3/22/2011		LASER-ENGRAVEABLE FLEXOGRAPHIC PRINTING PRECURSORS

96721	Eastman Kodak Company	WO		PCT/US12/28161	3/8/2012		LASER-ENGRAVEABLE FLEXOGRAPHIC PRINTING PRECURSORS

96723	Eastman Kodak Company	US		13/155,838	6/8/2011		SORTING BY CONTROLLING SCANNED DOCUMENT VELOCITY

96724	Eastman Kodak Company	US		13/205,150	8/8/2011		NOTCHLESS CORE

96725	Eastman Kodak Company	US		12/947,986	11/17/2010		METHOD OF IDENTIFYING MOTION SICKNESS

96727	Eastman Kodak Company	US		13/181,701	7/13/2011		ELECTROPHOTOGRAPHIC DEVELOPER TONER REPLENISHMENT APPARATUS

96728	Eastman Kodak Company	US		13/025,193	2/11/2011		ELECTROPHOTOGRAPHIC DEVELOPER REPLENISHMENT ALONG DIAGONAL SWATH

96729	Eastman Kodak Company	US		13/004,224	1/11/2011		FORMING RANGE MAPS USING PERIODIC ILLUMINATION PATTERNS

96730	Eastman Kodak Company	US		13/612,920	9/13/2012		METALLIZED THERMAL DYE IMAGE RECEIVER ELEMENTS AND IMAGING

96731	Eastman Kodak Company	US	8333861	12/955,077	11/29/2010	12/18/2012	FORMING A FLEXIBLE WALL FOR AN INK TANK

96732	Eastman Kodak Company	US		12/949,960	11/19/2010		METHOD OF PRINTING WITH ANTI-CURL SOLUTION

96735	Eastman Kodak Company	US		13/234,662	9/16/2011		INK COMPOSITION FOR CONTINUOUS INKJET PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96735	Eastman Kodak Company	WO		PCT/US12/54710	9/12/2012		INK COMPOSITION FOR CONTINUOUS INKJET PRINTING

96736	Eastman Kodak Company	US		12/959,474	12/3/2010		PRINTER FOR DETERMINING PAPER TYPE USING TRANSMITTANCE

96738	Eastman Kodak Company	US		12/959,505	12/3/2010		INKJET PRINTERS WITH DUAL PAPER SENSORS

96740	Eastman Kodak Company	US		13/031,300	2/21/2011		FLOOR RELIEF FOR DOT IMPROVEMENT

96740	Eastman Kodak Company	WO		PCT/US12/25771	2/20/2012		FLOOR RELIEF FOR DOT IMPROVEMENT

96742	Eastman Kodak Company	US		12/968,381	12/15/2010		MATCHING IMAGING DATA TO FLEXOGRAPHIC PLATE SURFACE

96743	Eastman Kodak Company	US		13/070,849	3/24/2011		DIGITAL 3D CAMERA USING PERIODIC ILLUMINATION

96744	Eastman Kodak Company	US		12/986,416	1/7/2011		IMAGE LAYOUT ADJUSTMENT METHOD

96745	Eastman Kodak Company	US		12/952,263	11/23/2010		PROCESSING REUSABLE AND SPECIFIC CONTENT

96746	Eastman Kodak Company	US		13/017,260	1/31/2011		EMBEDDING DATA PRINTED IN SOLID AREAS

96746	Eastman Kodak Company	WO		PCT/US12/21939	1/20/2012		EMBEDDING DATA PRINTED IN SOLID AREAS

96747	Eastman Kodak Company	US	8406673	12/965,254	12/10/2010	3/26/2013	ROTATABLE MEMBER CLEANER FOR ELECTROPHOTOGRAPHIC PRINTER

96748	Eastman Kodak Company	US		12/956,275	11/30/2010		METHOD OF IDENTIFYING MOTION SICKNESS

96751	Eastman Kodak Company	US		13/072,811	3/28/2011		DISPLAY DEVICE FOR DISPLAYING RELATED DIGITAL IMAGES

96752	Eastman Kodak Company	US		13/011,103	1/21/2011		LASER LEVELING HIGHLIGHT CONTROL

96752	Eastman Kodak Company	WO		PCT/US12/21468	1/17/2012		LASER LEVELING HIGHLIGHT CONTROL

96753	Eastman Kodak Company	US		12/974,038	12/21/2010		FORMING AN INK TANK WITH CAPILLARY BREATHER

96754	Eastman Kodak Company	US		12/966,169	12/13/2010		METHOD OF IDENTIFYING USER OF SCANNING APPARATUS

96755	Eastman Kodak Company	US		13/094,920	4/27/2011		DEACTIVATION OF A SECURITY FEATURE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96755	Eastman Kodak Company	WO		PCT/US12/34852	4/25/2012		DEACTIVATION OF A SECURITY FEATURE

96756	Eastman Kodak Company	US		12/968,387	12/15/2010		MATCHING IMAGING DATA TO FLEXOGRAPHIC PLATE SURFACE

96757	Eastman Kodak Company	US		13/074,388	3/29/2011		PRINTHEAD MAINTENANCE STATION INCLUDING STATION BACKFLUSH

96758	Eastman Kodak Company	US		13/292,117	11/9/2011		MEDIA TRANSPORT SYSTEM INCLUDING ACTIVE MEDIA STEERING

96762	Eastman Kodak Company	US		13/007,758	1/17/2011		HEAD-MOUNTED DISPLAY CONTROL WITH SENSORY STIMULATION

96766	Eastman Kodak Company	US		13/026,355	2/14/2011		PHOTOINITIATOR COMPOSITIONS AND USES

96770	Eastman Kodak Company	US		13/026,360	2/14/2011		PHOTOCURABLE INKS AND METHODS OF USE

96771	Eastman Kodak Company	US		13/026,365	2/14/2011		ARTICLES WITH PHOTOCURABLE AND PHOTOCURED COMPOSITIONS

96772	Eastman Kodak Company	US		13/026,372	2/14/2011		METHODS OF PHOTOCURING AND IMAGING

96773	Eastman Kodak Company	US		13/077,496	3/31/2011		DUAL TONER PRINTING WITH DISCHARGE AREA DEVELOPMENT

96774	Eastman Kodak Company	US		13/018,172	1/31/2011		BALANCING DISCHARGE AREA DEVELOPED AND TRANSFERRED TONER

96775	Eastman Kodak Company	US		13/018,158	1/31/2011		ENHANCEMENT OF CHARGE AREA DEVELOPED TONER LAYER

96776	Eastman Kodak Company	US		13/077,474	3/31/2011		DUAL TONER PRINTING WITH CHARGE AREA DEVELOPMENT

96777	Eastman Kodak Company	US		13/018,148	1/31/2011		BALANCING CHARGE AREA DEVELOPED AND TRANSFERRED TONER

96778	Eastman Kodak Company	US		13/018,183	1/31/2011		PRINTER WITH DISCHARGE AREA DEVELOPED TONER BALANCING

96779	Eastman Kodak Company	US		13/018,136	1/31/2011		PRINTER WITH CHARGE AREA DEVELOPED TONER BALANCING

96780	Eastman Kodak Company	US		13/015,608	1/28/2011		PRINTER WEB MEDIUM SUPPLY WITH DRIVE SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96781	Eastman Kodak Company	US		13/017,111	1/31/2011		METHOD FOR PREPARING LITHOGRAPHIC PRINTING PLATES

96788	Eastman Kodak Company	US		13/101,178	5/5/2011		INORGANIC POROUS PARTICLES WITH STABILIZED MICROPORES

96788	Eastman Kodak Company	WO		PCT/US12/36225	5/3/2012		INORGANIC POROUS PARTICLES WITH STABILIZED MICROPORES

96789	Eastman Kodak Company	US		12/987,189	1/10/2011		ALIGNMENT OF STEREO IMAGES PAIRS FOR VIEWING

96790	Eastman Kodak Company	US		12/987,192	1/10/2011		THREE CHANNEL DELIVERY OF STEREO IMAGES

96791	Eastman Kodak Company	US		12/987,194	1/10/2011		ROTATIONAL ADJUSTMENT FOR STEREO VIEWING

96792	Eastman Kodak Company	US		13/026,380	2/14/2011		PHOTOCURABLE INKS WITH ALDEHYDES AND METHODS OF USE

96794	Eastman Kodak Company	DE		102010055852.4	12/22/2010		A METHOD TO REGISTER COLORS IN IN-TRACK DIRECTION ON A MULTICOLOR WEB PRINTING MACHINE VERFAHREN ZUM DRUCKEN EINES MEHRFARBENBILDES AUF EINER BEDRUCKSTOFFBAHN

96794	Eastman Kodak Company	US		13/311,039	12/5/2011		METHOD TO REGISTER COLORS IN IN-TRACK DIRECTION ON A MULTICOLOR WEB PRINTING MACHINE

96795	Eastman Kodak Company	DE		102010055422.7	12/21/2010		EXTENDED IN-TRACK CORRECTION VERFAHREN ZUR KORREKTUR DES POSITION EINES BOGENS IN TRANSPORTRICHTUNG UND BOGENBEARBEITUNGSMASCHINE

96796	Eastman Kodak Company	DE		102011016105.8	4/5/2011		VERFAHREN ZUM EINSPEISEN VON BÖGEN

96796	Eastman Kodak Company	US		13/433,690	3/29/2012		METHOD FOR FEEDING SHEETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96797	Eastman Kodak Company	DE		102011009823.2	1/31/2011		COMBINED IN-TRACK, CROSS-TRACK AND INDICA LENGTH DETECTION TRANSPORTBAND,MESSVORRICHTU NG UND VERFAHREN ZUR BESTIMMUNG DES TYPS UND DER POSITION DES TRANSPORTBANDES

96798	Eastman Kodak Company	US		13/022,663	2/8/2011		PRINTED PRODUCT WITH AUTHENTICATION BI-FLUORESCENCE FEATURE

96798	Eastman Kodak Company	WO		PCT/US12/23211	1/31/2012		PRINTED PRODUCT WITH AUTHENTICATION BI-FLUORESCENCE FEATURE

96809	Eastman Kodak Company	DE		102011012677.5	2/28/2011		PAPERINDEPENDANT ENCODING IN WEB PRINTERS

96809	Eastman Kodak Company	DE		102011017209.2	4/15/2011		VERFAHREN UND VORRICHTUNG ZUM AUTOMATISCHEN ANPASSEN EINES SCHREIBTAKTES IN EINER DIGITALEN DRUCKMASCHINE

96809	Eastman Kodak Company	US		13/406,832	2/28/2012		METHOD AND DEVICE FOR AUTOMATICALLY ADAPTING A WRITE CYCLE IN A DIGITAL PRINTING MACHINE

96812	Eastman Kodak Company	US		13/036,283	2/28/2011		PREPARATION OF LITHOGRAPHIC PRINTING PLATES

96813	Eastman Kodak Company	TW		101105909	2/22/2012		THERMAL PRINTER

96813	Eastman Kodak Company	US		13/032,897	2/23/2011		THERMAL PRINTER

96813	Eastman Kodak Company	WO		PCT/US12/25784	2/20/2012		THERMAL PRINTER

96814	Eastman Kodak Company	US		13/273,263	10/14/2011		JAM SENSING AT DOCUMENT FEEDING STATION

96823	Eastman Kodak Company	US		13/014,763	1/27/2011		CARRIAGE WITH CAPPING SURFACE FOR INKJET PRINTHEAD

96824	Eastman Kodak Company	US		13/028,417	2/16/2011		OBLIQUELY MOUNTED MOTOR ON SCAN BAR ASSEMBLY

96825	Eastman Kodak Company	US		13/028,433	2/16/2011		SCANNING APPARATUS WITH CIRCUIT BOARD OVERLAPPING PLATEN

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96826	Eastman Kodak Company	US	7985684	12/986,199	1/7/2011	7/26/2011	ACTUATING TRANSISTOR INCLUDING REDUCED CHANNEL LENGTH

96828	Eastman Kodak Company	US	8383469	12/986,206	1/7/2011	2/26/2013	PRODUCING TRANSISTOR INCLUDING REDUCED CHANNEL LENGTH

96829	Eastman Kodak Company	TW		101100698	1/6/2012		TRANSISTOR INCLUDING MULTIPLE REENTRANT PROFILES

96829	Eastman Kodak Company	US		12/986,210	1/7/2011		TRANSISTOR INCLUDING MULTIPLE REENTRANT PROFILES

96829	Eastman Kodak Company	WO		PCT/US12/20125	1/4/2012		TRANSISTOR INCLUDING MULTIPLE REENTRANT PROFILES

96830	Eastman Kodak Company	US	8304347	12/986,218	1/7/2011	11/6/2012	ACTUATING TRANSISTOR INCLUDING MULTIPLE REENTRANT PROFILES

96831	Eastman Kodak Company	US	8338291	12/986,236	1/7/2011	12/25/2012	PRODUCING TRANSISTOR INCLUDING MULTIPLE REENTRANT PROFILES

96832	Eastman Kodak Company	US		12/986,251	1/7/2011		ACTUATING TRANSISTOR INCLUDING MULTI-LAYER REENTRANT PROFILE

96833	Eastman Kodak Company	US	8409937	12/986,247	1/7/2011	4/2/2013	PRODUCING TRANSISTOR INCLUDING MULTUI-LAYER REENTRANT PROFILE

H10000	Eastman Kodak Company	US	6743560	10/109,535	3/28/2002	6/1/2004	TREATING COMPOSITION AND PROCESS FOR TONER FUSING IN ELECTROTATOGRAPHIC REPRODUCTION

H10001	Eastman Kodak Company	US	6585406	09/853,725	5/11/2001	7/1/2003	ELECTROSTATOGRAPHIC BLENDER ASSEMBLY AND METHOD

H10002	Eastman Kodak Company	DE	60121855.8	01110190.4	5/8/2001	8/2/2006	METHOD AND APPARATUS FOR MONITORING PARAMETERS CORRESPONDING TO OPERATION OF AN ELECTROPHOTOGRAPHIC MARKING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10002	Eastman Kodak Company	JP	4990464	2001-584956	5/11/2001	5/11/2012	METHOD AND APPARATUS FOR MONITORING PARAMETERS CORRESPONDING TO OPERATION OF AN ELECTROPHOTOGRAPHIC MARKING MACHINE

H10002	Eastman Kodak Company	NL	1156379	01110190.4	5/8/2001	8/2/2006	METHOD AND APPARATUS FOR MONITORING PARAMETERS CORRESPONDING TO OPERATION OF AN ELECTROPHOTOGRAPHIC MARKING MACHINE

H10002	Eastman Kodak Company	US	6370340	09/572,524	5/17/2000	4/9/2002	METHOD AND APPARATUS FOR MONITORING PARAMETERS CORRESPONDING TO OPERATION OF AN ELECTROPHOTOGRAPHIC MARKING MACHINE

H10002	Eastman Kodak Company	US	6427053	09/824,445	4/2/2001	7/30/2002	METHOD AND APPARATUS FOR MONITORING PARAMETERS CORRESPONDING TO OPERATION OF AN ELECTROPHOTOGRAPHIC MARKING MACHINE

H10003	Eastman Kodak Company	US	6610451	09/747,764	12/26/2000	8/26/2003	DEVELOPMENT SYSTEMS FOR MAGNETIC TONERS AND TONERS HAVING REDUCED MAGNETIC LOADINGS

H10003	Eastman Kodak Company	US	6766136	10/403,539	3/31/2003	7/20/2004	DEVELOPMENT SYSTEMS FOR MAGNETIC TONERS AND TONERS HAVING REDUCED MAGNETIC LOADINGS

H10007	Eastman Kodak Company	DE	60142147.7	01111750.4	5/15/2001	5/19/2010	TO ELECTROSTATIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED SETPOINTS

H10007	Eastman Kodak Company	GB	1156377	01111750.4	5/15/2001	5/19/2010	TO ELECTROSTATIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED SETPOINTS

H10007	Eastman Kodak Company	JP		2001-584960	5/15/2001		TO ELECTROSTATIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED SETPOINTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10007	Eastman Kodak Company	NL	1156377	01111750.4	5/15/2001	5/19/2010	TO ELECTROSTATIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED SETPOINTS

H10007	Eastman Kodak Company	US	6526247	09/855,384	5/15/2001	2/25/2003	ELECTROSTATIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED SETPOINTS

H10007	Eastman Kodak Company	US	6775505	10/346,748	1/17/2003	8/10/2004	ELECTROSTATIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED SETPOINTS

H10010	Eastman Kodak Company	CA	2359000	2359000	10/12/2001	1/31/2006	AUTOMATIC LAYOUT METHOD FOR FULL-BLEED PRINTING

H10010	Eastman Kodak Company	DE	50112262.1	01123394.7	10/11/2001	3/28/2007	AUTOMATIC LAYOUT METHOD FOR FULL-BLEED PRINTING

H10010	Eastman Kodak Company	FR	1199182	01123394.7	10/11/2001	3/28/2007	AUTOMATIC LAYOUT METHOD FOR FULL-BLEED PRINTING

H10010	Eastman Kodak Company	GB	1199182	01123394.7	10/11/2001	3/28/2007	AUTOMATIC LAYOUT METHOD FOR FULL-BLEED PRINTING

H10010	Eastman Kodak Company	US	7095526	09/691,332	10/18/2000	8/22/2006	AUTOMATIC LAYOUT METHOD FOR FULL-BLEED PRINTING

H10013	Eastman Kodak Company	US	6890657	09/879,466	6/12/2001	5/10/2005	SURFACE CONTACTING MEMBER FOR TONER FUSING SYSTEM AND PROCESS, COMPOSITION FOR MEMBER SURFACE LAYER, AND PROCESS FOR PREPARING COMPOSITION

H10013	Eastman Kodak Company	US	7252885	10/992,267	11/18/2004	8/7/2007	SURFACE CONTACTING MEMBER FOR TONER FUSING SYSTEM AND PROCESS, COMPOSITION FOR MEMBER SURFACE LAYER, AND PROCESS FOR PREPARING THE COMPOSITION

H10014	Eastman Kodak Company	DE	60133962.2	01105399.8	3/12/2001	5/14/2008	SPECIAL SERVICE PROGRAM FOR VARIABLE TONING BIAS OFFSET

H10014	Eastman Kodak Company	NL	1134623	01105399.8	3/12/2001	5/14/2008	SPECIAL SERVICE PROGRAM FOR VARIABLE TONING BIAS OFFSET

H10014	Eastman Kodak Company	US	6724998	09/810,785	3/16/2001	4/20/2004	IMAGE FORMING APPARATUS WITH VARIABLE TONING BIAS OFFSET SERVICE UTILITY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10015	Eastman Kodak Company	DE	60139059.8	01120742.0	9/6/2001	6/24/2009	IMPROVED CLEANING BRUSH AND
							METHOD FOR REMOVING
							CONTAMINATES FROM A
							PHOTOCONDUCTOR FILM

H10015	Eastman Kodak Company	FR	1191407	01120742.0	9/6/2001	6/24/2009	IMPROVED CLEANING BRUSH AND
							METHOD FOR REMOVING
							CONTAMINATES FROM A
							PHOTOCONDUCTOR FILM

H10015	Eastman Kodak Company	GB	1191407	01120742.0	9/6/2001	6/24/2009	IMPROVED CLEANING BRUSH AND
							METHOD FOR REMOVING
							CONTAMINATES FROM A
							PHOTOCONDUCTOR FILM

H10015	Eastman Kodak Company	NL	1191407	01120742.0	9/6/2001	6/24/2009	IMPROVED CLEANING BRUSH AND
							METHOD FOR REMOVING
							CONTAMINATES FROM A
							PHOTOCONDUCTOR FILM

H10015	Eastman Kodak Company	US	6673159	09/669,710	9/26/2000	1/6/2004	IMPROVED CLEANING BRUSH AND
							METHOD FOR REMOVING
							CONTAMINATES FROM A
							PHOTOCONDUCTOR FILM

H10016	Eastman Kodak Company	DE	50115095.1	01111173.9	5/11/2001	9/9/2009	ELECTROPHOTOGRAPHIC PROCESS
							CONTROL AND DIAGNOSTIC SYSTEM

H10016	Eastman Kodak Company	US	6580880	09/572,526	5/17/2000	6/17/2003	ELECTROPHOTOGRAPHIC PROCESS
							CONTROL AND DIAGNOSTIC SYSTEM

H10017	Eastman Kodak Company	EP		01110023.7	4/26/2001		PROCESS ISOLATION PROGRAM
							FOR ELECTROPHOTOGRAPHIC
							MARKING MACHINE

H10017	Eastman Kodak Company	JP	4694084	2001-584949	5/11/2001	3/4/2011	PROCESS ISOLATION PROGRAM
							FOR ELECTROPHOTOGRAPHIC
							MARKING MACHINE

H10017	Eastman Kodak Company	US	6442358	09/572,521	5/17/2000	8/27/2002	PROCESS ISOLATION PROGRAM
							FOR ELECTROPHOTOGRAPHIC
							MARKING MACHINE

H10019	Eastman Kodak Company	DE		10158984.0	11/30/2001		PRINTING SYSTEM AND METHOD
							FOR CUSTOMIZATION OF A PRINT
							JOB

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10019	Eastman Kodak Company	EP		01128341.3	11/30/2001		PRINTING SYSTEM AND METHOD FOR CUSTOMIZATION OF A PRINT JOB

H10019	Eastman Kodak Company	US	7466442	09/731,503	12/6/2000	12/16/2008	PRINTING SYSTEM AND METHOD FOR CUSTOMIZATION OF A PRINT JOB

H10026	Eastman Kodak Company	US	6480685	09/734,396	12/11/2000	11/12/2002	SYSTEM AND METHOD FOR QUIETLY AND EFFICIENTLY CLEANING AND REMOVING PARTICLES FROM A COPIER/PRINTER MACHINE

H10027	Eastman Kodak Company	DE	50107346.9	01121797.3	9/21/2001	9/7/2005	TENSION DEVICE OF A CORONA WIRE

H10027	Eastman Kodak Company	US	6900436	09/688,002	10/14/2000	5/31/2005	CORONA WIRE TENSIONING
							MECHANISM

H10030	Eastman Kodak Company	US	7267255	09/772,177	1/29/2001	9/11/2007	WEB TRACKING ADJUSTMENT
							DEVICE AND METHOD THROUGH
							USE OF A BIASED GIMBAL

H10031	Eastman Kodak Company	US	6518587	09/572,416	6/24/2002	2/11/2003	DETECTION AND CORRECTION OF
							DEFECTS FROM SCANNER
							CALIBRATION REFERENCES

H10034-1	Eastman Kodak Company	DE	60118054.2	01110143.3	5/4/2001	3/22/2006	MAGNETIC CARRIER PARTICLES

H10034-1	Eastman Kodak Company	GB	1156374	01110143.3	5/4/2001	3/22/2006	MAGNETIC CARRIER PARTICLES

H10034-1	Eastman Kodak Company	JP	4763216	2001-584954	5/11/2001	6/17/2011	MAGNETIC CARRIER PARTICLES

H10034-1	Eastman Kodak Company	NL	1156374	01110143.3	5/4/2001	3/22/2006	MAGNETIC CARRIER PARTICLES

H10034-1	Eastman Kodak Company	US	6232026	09/572,988	5/17/2000	5/15/2001	MAGNETIC CARRIER PARTICLES

H10034-2	Eastman Kodak Company	DE	60122424.8	01110141.7	5/4/2001	8/23/2006	MAGNETIC CARRIER PARTICLES

H10034-2	Eastman Kodak Company	FR	1156376	01110141.7	5/4/2001	8/23/2006	MAGNETIC CARRIER PARTICLES

H10034-2	Eastman Kodak Company	GB	1156376	01110141.7	5/4/2001	8/23/2006	MAGNETIC CARRIER PARTICLES

H10034-2	Eastman Kodak Company	NL	1156376	01110141.7	5/4/2001	8/23/2006	MAGNETIC CARRIER PARTICLES

H10034-2	Eastman Kodak Company	US	6228549	09/572,989	5/17/2000	5/8/2001	MAGNETIC CARRIER PARTICLES

H10034-3	Eastman Kodak Company	US	6723481	09/853,410	5/11/2001	4/20/2004	METHOD FOR USING HARD
							MAGNETIC CARRIERS IN AN
							ELECTROGRAPHIC PROCESS

H10035	Eastman Kodak Company	US	6912325	09/572,259	5/17/2000	6/28/2005	REAL TIME ELECTRONIC
							REGISTRATION OF SCANNED
							DOCUMENTS

H10036	Eastman Kodak Company	US	7115056	09/860,007	5/17/2001	10/3/2006	DUAL SPRING TENSIONER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10040	Eastman Kodak Company	DE	50109854.2	01117708.6	7/27/2001	5/24/2006	IMAGE-FORMING DEVICE HAVING ON-LINE IMAGE QUALITY ASSESSMENT AND RELATED METHOD

H10040	Eastman Kodak Company	DE		10136746.5	7/27/2001		IMAGE-FORMING DEVICE HAVING ON-LINE IMAGE QUALITY ASSESSMENT AND RELATED METHOD

H10040	Eastman Kodak Company	JP	4907040	2002-515526	7/6/2001	1/20/2012	IMAGE-FORMING DEVICE HAVING ON-LINE IMAGE QUALITY ASSESSMENT AND RELATED METHOD

H10040	Eastman Kodak Company	US	6650848	09/629,394	8/1/2000	11/18/2003	IMAGE-FORMING DEVICE HAVING ON-LINE IMAGE QUALITY ASSESSMENT AND RELATED METHOD

H10041	Eastman Kodak Company	US	6580885	09/796,321	2/28/2001	6/17/2003	AUTOMATIC MECHANISM FOR CLEANING CORONA WIRES

H10042	Eastman Kodak Company	JP	4582754	2001-585492	5/15/2001	9/10/2010	APPARATUS AND METHOD FOR GREY LEVEL PRINTING

H10042	Eastman Kodak Company	US	6538677	09/854,636	5/14/2001	3/25/2003	APPARATUS AND METHOD FOR GREY LEVEL PRINTING

H10044	Eastman Kodak Company	DE	60126015.5	01111234.9	5/15/2001	1/17/2007	ELECTROGRAPHIC METHODS USING HARD MAGNETIC CARRIER PARTICLES

H10044	Eastman Kodak Company	FR	1156391	01111234.9	5/15/2001	1/17/2007	ELECTROGRAPHIC METHODS USING HARD MAGNETIC CARRIER PARTICLES

H10044	Eastman Kodak Company	GB	1156391	01111234.9	5/15/2001	1/17/2007	ELECTROGRAPHIC METHODS USING HARD MAGNETIC CARRIER PARTICLES

H10044	Eastman Kodak Company	US	6589703	09/853,412	5/11/2001	7/8/2003	ELECTROGRAPHIC METHODS USING HARD MAGNETIC CARRIER PARTICLES

H10045	Eastman Kodak Company	US	6469801	09/717,712	11/21/2000	10/22/2002	SCANNER WITH PREPRESS SCALING MODE

H10046	Eastman Kodak Company	US	6496274	09/717,713	11/21/2000	12/17/2002	SCANNER WITH PREPRESS MODE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10047	Eastman Kodak Company	DE	50113051.9	01110191.2	5/8/2001	9/26/2007	ELECTROSTATIC IMAGE
							DEVELOPING APPARATUS

H10047	Eastman Kodak Company	NL	1156390	01110191.2	5/8/2001	9/26/2007	ELECTROSTATIC IMAGE
							DEVELOPING APPARATUS

H10047	Eastman Kodak Company	US	6571077	09/859,129	5/16/2001	5/27/2003	ELECTROSTATIC IMAGE
							DEVELOPING METHOD AND
							APPARATUS USING A DRUM
							PHOTOCONDUCTOR AND HARD
							MAGNETIC CARRIERS

H10049	Eastman Kodak Company	CA	2359014	2359014	10/12/2001	3/20/2007	JOB ORDERING SYSTEM FOR AN
							IMAGE-FORMING MACHINE

H10049	Eastman Kodak Company	US	6608990	09/692,973	10/19/2000	8/19/2003	JOB ORDERING SYSTEM FOR AN
							IMAGE-FORMING MACHINE

H10052	Eastman Kodak Company	US	6577825	09/692,847	10/19/2000	6/10/2003	USER DETECTION SYSTEM FOR AN
							IMAGE-FORMING MACHINE

H10053	Eastman Kodak Company	DE	50110802.5	01128339.7	11/30/2001	8/23/2006	LEVELING DEVICE TO
							ACCOMMODATE PAPER WITH AT
							LEAST TWO SECTIONS OF
							DIFFERENT THICKNESSES

H10053	Eastman Kodak Company	DE		10158986.7	11/30/2001		LEVELING DEVICE TO
							ACCOMMODATE PAPER WITH AT
							LEAST TWO SECTIONS OF
							DIFFERENT THICKNESSES

H10053	Eastman Kodak Company	GB	1223130	01128339.7	11/30/2001	8/23/2006	LEVELING DEVICE TO
							ACCOMMODATE PAPER WITH AT
							LEAST TWO SECTIONS OF
							DIFFERENT THICKNESSES

H10053	Eastman Kodak Company	JP	3801912	2001-387426	12/20/2001	5/12/2006	LEVELING DEVICE TO
							ACCOMMODATE PAPER WITH AT
							LEAST TWO SECTIONS OF
							DIFFERENT THICKNESSES

H10053	Eastman Kodak Company	NL	1223130	01128339.7	11/30/2001	8/23/2006	LEVELING DEVICE TO
							ACCOMMODATE PAPER WITH AT
							LEAST TWO SECTIONS OF
							DIFFERENT THICKNESSES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title

H10053	Eastman Kodak Company	US	6595513	09/751,193	12/28/2000	7/22/2003	LEVELING DEVICE TO ACCOMMODATE PAPER WITH AT LEAST TWO SECTIONS OF DIFFERENT THICKNESSES

H10054	Eastman Kodak Company	JP	4847669	2002-520026	7/31/2001	10/21/2011	IMAGE-FORMING MACHINE AND ON-LINE DENSITOMETER (as amended)

H10054	Eastman Kodak Company	US	6427057	09/737,320	12/14/2000	7/30/2002	IMAGE-FORMING MACHINE WITH A PULSE DENSITOMETER

H10055-1	Eastman Kodak Company	US	7003723	09/573,368	5/17/2000	2/21/2006	SYSTEM AND METHOD FOR REPRESENTING AND MANAGING PAGES IN A PRODUCTION PRINTING WORKFLOW

H10055-10	Eastman Kodak Company	JP	4804697	2001-585440	5/16/2001	8/19/2011	AUTOMATED JOB CREATION FOR JOB PREPARATION

H10055-10	Eastman Kodak Company	US	6509974	09/573,113	5/17/2000	1/21/2003	AUTOMATED JOB CREATION FOR JOB PREPARATION

H10055-11	Eastman Kodak Company	CA	2375143	2375143	5/16/2001	7/24/2007	FLEXIBLE JOB DELIVERY FOR JOB PREPARATION

H10055-3	Eastman Kodak Company	DE	50116093.0	01111156.4	5/10/2001	4/25/2012	SYSTEM AND METHOD FOR REPRESENTING AND CONTROLLING A PRODUCTION PRINTING WORKFLOW

H10055-3	Eastman Kodak Company	GB	1155850	01111156.4	5/10/2001	4/25/2012	SYSTEM AND METHOD FOR
							REPRESENTING AND CONTROLLING
							A PRODUCTION PRINTING
							WORKFLOW

H10055-3	Eastman Kodak Company	JP	4860089	2001-585020	5/16/2001	11/11/2011	SYSTEM AND METHOD FOR REPRESENTING AND CONTROLLING A PRODUCTION PRINTING WORKFLOW

H10055-3	Eastman Kodak Company	NL	1155850	01111156.4	5/10/2001	4/25/2012	SYSTEM AND METHOD FOR REPRESENTING AND CONTROLLING A PRODUCTION PRINTING WORKFLOW

H10055-3	Eastman Kodak Company	US	6411314	09/573,026	5/17/2000	6/25/2002	SYSTEM AND METHOD FOR REPRESENTING AND CONTROLLING A PRODUCTION PRINTING WORKFLOW

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10055-4	Eastman Kodak Company	US	6437878	09/572,478	5/17/2000	8/20/2002	INTERACTIVE HARDCOPY RE-SAMPLING WITHOUT RE-SCANNING

H10055-6	Eastman Kodak Company	US	6407820	09/572,108	5/17/2000	6/18/2002	EFFICIENT USE OF PRINT RESOURCES WITHIN A JOB STREAM

H10055-7	Eastman Kodak Company	CA	2375142	2375142	5/16/2001	9/8/2009	SYSTEM AND METHOD FOR IMPLEMENTING COMPOUND DOCUMENTS IN A PRODUCTION PRINTING WORKFLOW

H10055-7	Eastman Kodak Company	DE		10123763.4	5/16/2001		SYSTEM AND METHOD FOR IMPLEMENTING COMPOUND DOCUMENTS IN A PRODUCTION PRINTING WORKFLOW

H10055-7	Eastman Kodak Company	EP		01111257.0	5/16/2001		SYSTEM AND METHOD FOR IMPLEMENTING COMPOUND DOCUMENTS IN A PRODUCTION PRINTING WORKFLOW

H10055-7	Eastman Kodak Company	JP	4860090	2001-585056	5/16/2001	11/11/2011	SYSTEM AND METHOD FOR IMPLEMENTING COMPOUND DOCUMENTS IN A PRODUCTION PRINTING WORKFLOW

H10055-7	Eastman Kodak Company	US	8386945	09/572,341	5/17/2000	2/26/2013	SYSTEM AND METHOD FOR IMPLEMENTING COMPOUND DOCUMENTS IN A PRODUCTION PRINTING WORKFLOW

H10055-9	Eastman Kodak Company	CA	2375171	2375171	5/16/2001	1/6/2004	SYSTEM AND METHOD FOR VISUAL REPRESENTATION OF PAGES IN A PRODUCTION PRINTING WORKFLOW

H10055-9	Eastman Kodak Company	JP	4804696	2001-584348	5/16/2001	8/19/2011	SYSTEM AND METHOD FOR VISUAL REPRESENTATION OF PAGES IN A PRODUCTION PRINTING WORKFLOW

H10055-9	Eastman Kodak Company	US	6462756	09/573,093	5/17/2000	10/8/2002	SYSTEM AND METHOD FOR VISUAL REPRESENTATION OF PAGES IN A PRODUCTION PRINTING WORKFLOW

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10056	Eastman Kodak Company	EP		01123239.4	10/2/2001		SYSTEM AND METHOD FOR INTERFACING WITH A PRODUCTION SCANNER

H10056	Eastman Kodak Company	JP	3904422	2001-310293	10/5/2001	1/19/2007	SYSTEM AND METHOD FOR INTERFACING WITH A PRODUCTION SCANNER

H10056	Eastman Kodak Company	US	7072057	09/686,850	10/10/2000	7/4/2006	SYSTEM AND METHOD FOR INTERFACING WITH A PRODUCTION SCANNER

H10057	Eastman Kodak Company	US	7012706	09/686,995	10/10/2000	3/14/2006	SYSTEM AND METHOD FOR INTERFACING WITH MULTIPLE PRODUCTION SCANNERS

H10060	Eastman Kodak Company	US	6696212	09/818,253	3/27/2001	2/24/2004	SINGLE COMPONENT TONER FOR IMPROVED MAGNETIC IMAGE CHARACTER RECOGNITION

H10061	Eastman Kodak Company	US	6775510	10/190,761	7/8/2002	8/10/2004	METHOD FOR REDUCING RUB-OFF FROM TONER OR PRINTED IMAGES USING A PHASE CHANGE COMPOSITION

H10066	Eastman Kodak Company	US	6567642	10/190,763	7/8/2002	5/20/2003	A HYBRID THERMAL TRANSFER ROLLER BRUSH WAX APPLICATOR FOR RUB-OFF REDUCTION

H10069	Eastman Kodak Company	EP		01124333.4	10/22/2001		SYSTEM AND METHOD FOR INCREASED SHEET TIMING OPERATION WINDOW FOR REGISTRATION

H10069	Eastman Kodak Company	US	6570354	09/698,513	10/27/2000	5/27/2003	SYSTEM AND METHOD FOR INCREASED SHEET TIMING OPERATION WINDOW FOR REGISTRATION

H10070	Eastman Kodak Company	DE	50107351.5	01124278.1	10/18/2001	9/7/2005	SYSTEM AND METHOD FOR IMPROVED REGISTRATION PERFORMANCE

H10070	Eastman Kodak Company	FR	1211568	01124278.1	10/18/2001	9/7/2005	SYSTEM AND METHOD FOR IMPROVED REGISTRATION PERFORMANCE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10070	Eastman Kodak Company	GB	1211568	01124278.1	10/18/2001	9/7/2005	SYSTEM AND METHOD FOR IMPROVED REGISTRATION PERFORMANCE

H10070	Eastman Kodak Company	JP	3949929	2001-328163	10/25/2001	4/27/2007	APPARATUS AND METOD FOR IMPROVED REGISTRATION PERFORMANCE AND A RECEIVER REGISTRATION MECHANISM

H10070	Eastman Kodak Company	US	6641134	09/698,512	10/27/2000	11/4/2003	SYSTEM AND METHOD FOR IMPROVED REGISTRATION PERFORMANCE

H10071	Eastman Kodak Company	DE	50115378.0	01123359.0	10/10/2001	1/10/2010	AIRKNIFE AND VACUUM CONTROL CHANGES TO IMPROVE SHEET ACQUISITION FOR A VACUUM CORRUGATED FEED SUPPLY

H10071	Eastman Kodak Company	DE		10149964.7	10/10/2001		AIRKNIFE AND VACUUM CONTROL CHANGES TO IMPROVE SHEET ACQUISITION FOR A VACUUM CORRUGATED FEED SUPPLY

H10071	Eastman Kodak Company	GB	1197451	01123359.0	10/10/2001	1/10/2010	AIRKNIFE AND VACUUM CONTROL CHANGES TO IMPROVE SHEET ACQUISITION FOR A VACUUM CORRUGATED FEED SUPPLY

H10071	Eastman Kodak Company	JP	4145037	2001-313938	10/11/2001	6/27/2008	AIRKNIFE AND VACUUM CONTROL CHANGES TO IMPROVE SHEET ACQUISITION FOR A VACUUM CORRUGATED FEED SUPPLY

H10071	Eastman Kodak Company	NL	1197451	01123359.0	10/10/2001	1/10/2010	AIRKNIFE AND VACUUM CONTROL CHANGES TO IMPROVE SHEET ACQUISITION FOR A VACUUM CORRUGATED FEED SUPPLY

H10071	Eastman Kodak Company	US	6554269	09/688,000	10/14/2000	4/29/2003	AIRKNIFE AND VACUUM CONTROL CHANGES TO IMPROVE SHEET ACQUISITION FOR A VACUUM CORRUGATED FEED SUPPLY

H10072	Eastman Kodak Company	DE	50114144.8	01123358.2	10/10/2001	7/23/2008	PULSED AIRKNIFE CONTROL FOR A VACUUM CORRUGATED FEED SUPPLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10072	Eastman Kodak Company	GB	1197450	01123358.2	10/10/2001	7/23/2008	PULSED AIRKNIFE CONTROL FOR A
							VACUUM CORRUGATED FEED
							SUPPLY

H10072	Eastman Kodak Company	JP	3892265	2001-309474	10/5/2001	12/15/2006	PULSED AIRKNIFE CONTROL
							METHOD OF VACUUM CORRUGATED
							FEED PAPER SUPPLYING DEVICE

H10072	Eastman Kodak Company	NL	1197450	01123358.2	10/10/2001	7/23/2008	PULSED AIRKNIFE CONTROL FOR A
							VACUUM CORRUGATED FEED
							SUPPLY

H10072	Eastman Kodak Company	US	7007944	09/688,001	10/14/2000	3/7/2006	PULSED AIRKNIFE CONTROL FOR A VACUUM CORRUGATED FEED SUPPLY

H10076	Eastman Kodak Company	US	6542713	09/821,303	3/29/2001	4/1/2003	IMAGE-FORMING MACHINE WITH A
							CONDITIONED CLEANING SYSTEM

H10078	Eastman Kodak Company	US	6449447	09/629,389	8/1/2000	9/10/2002	IMAGE-FORMING MACHINE HAVING
							CHARGER CLEANING ACTIVATION
							AFTER AN ARCING FAULT AND
							RELATED METHOD

H10079	Eastman Kodak Company	US	6617090	09/879,585	6/12/2001	9/9/2003	TONER FUSING SYSTEM AND PROCESS FOR ELECTROSTATOGRAPHIC REPRODUCTION

H10080	Eastman Kodak Company	US	6582871	09/879,674	6/12/2001	6/24/2003	TONER FUSING SYSTEM AND
							PROCESS FOR
							ELECTROSTATOGRAPHIC
							REPRODUCTION, FUSER MEMBER
							FOR TONER FUSING SYSTEM AND
							PROCESS, AND COMPOSITION FOR
							FUSER MEMBER SURFACE LAYER

H10081	Eastman Kodak Company	US	7074488	10/194,572	7/12/2002	7/11/2006	MONOFUNCTIONAL BRANCHED
							POLYSILOXANES, COMPOSITIONS
							AND PROCESSES OF PREPARING
							THE SAME

H10083	Eastman Kodak Company	JP	4056242	2001-330375	10/29/2001	12/21/2007	BLOWER HOUSING ENVIRONMENT
							CONTROL SYSTEM BLOWER AND
							INTAKE RING SUPPORT PART

H10083	Eastman Kodak Company	US	6503055	09/699,581	10/30/2000	1/7/2003	ENVIRONMENTAL CONTROL SYSTEM
							BLOWER ASSEMBLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10085	Eastman Kodak Company	US	6708006	10/059,500	1/29/2002	3/16/2004	IMAGE-FORMING MACHINE HAVING A DEVELOPMENT STATION WITH A DEVELOPER FLOW MONITORING SYSTEM

H10086	Eastman Kodak Company	US	6801746	10/180,755	6/26/2002	10/5/2004	METHOD AND SYSTEM FOR
							REDUCING TONER RUB-OFF IN AN
							ELECTROPHOTOGRAPHIC
							APPARATUS BY USING PRINTERS’
							ANTI-OFFSET SPRAY POWDER

H10090	Eastman Kodak Company	US	6539182	09/820,254	3/28/2001	3/25/2003	IMAGE-FORMING MACHINE HAVING A CONTROL DEVICE FOR DETECTING TONER CLOGGING IN A REPLENISHER STATION

H10094	Eastman Kodak Company	US	6670817	09/876,664	6/7/2001	12/30/2003	CAPACITIVE TONER LEVEL DETECTION

H10096	Eastman Kodak Company	US	6272311	09/689,147	10/12/2000	8/7/2001	AIR COOLING STATION FOR ELECTROPHOTOGRAPHIC COPIER

H10099	Eastman Kodak Company	US	6347205	09/671,787	9/27/2000	2/12/2002	MOUNTING OF A DRIVE MOTOR IN THE FUSER SECTION OF AN ELECTROPHOTOGRAPHIC MACHINE

H10100	Eastman Kodak Company	JP	4374166	2002-23418	1/31/2002	9/11/2009	FUSER WEB CLEANING ASSEMBLY FOR AN ELECTROPHOTOGRAPHIC MACHINE

H10100	Eastman Kodak Company	US	6631251	09/775,171	2/1/2001	10/7/2003	FUSER WEB CLEANING ASSEMBLY FOR AN ELECTROPHOTOGRAPHIC MACHINE

H10101	Eastman Kodak Company	US	6449456	09/686,030	10/11/2000	9/10/2002	METHOD AND SYSTEM FOR PROVIDING MORE UNIFORM FUSER OIL DISTRIBUTION ON A FUSER SURFACE

H10102	Eastman Kodak Company	US	6435024	09/675,413	9/29/2000	8/20/2002	METHOD AND APPARATUS FOR DETERMINING THE LEVEL OF PARTICULATE MATERIAL IN A PARTICULATE MATERIAL COLLECTION VESSEL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10105	Eastman Kodak Company	US	6522858	09/679,239	10/4/2000	2/18/2003	INSTALLATION OF UPPER SKIVE
							PLATE IN THE FUSER SECTION OF
							AN ELECTROPHOTOGRAPHIC
							MACHINE

H10106	Eastman Kodak Company	US	7130071	10/078,120	2/19/2002	10/31/2006	PAGE AND SUBSET FEATURE
							SELECTION USER INTERFACE

H10107	Eastman Kodak Company	US	6430385	09/745,861	12/21/2000	8/6/2002	WICK ROLLER ASSEMBLY FOR AN
							ELECTROPHOTOGRAPHIC MACHINE

H10108	Eastman Kodak Company	JP	4164269	2002-64875	3/11/2002	8/1/2008	SYSTEM AND METHOD FOR VISUAL
							REPRESENTATION OF TABS IN A
							PRODUCTION PRINTING WORKFLOW
H10108	Eastman Kodak Company	US	6995860	09/803,166	3/9/2001	2/7/2006	SYSTEM AND METHOD FOR VISUAL
							REPRESENTATION OF TABS IN A
							PRODUCTION PRINTING WORKFLOW

H10112	Eastman Kodak Company	DE		10252883.7	11/12/2002		ELECTROSTATIC IMAGE
							DEVELOPING PROCESSES AND
							COMPOSITIONS

H10112	Eastman Kodak Company	US	6946230	10/054,514	11/13/2001	9/20/2005	ELECTROSTATIC IMAGE
							DEVELOPING PROCESSES AND
							COMPOSITIONS

H10113	Eastman Kodak Company	US	7214757	09/802,760	3/8/2001	5/8/2007	POLYURETHANE ELASTOMERS AND
							SHAPED ARTICLES PREPARED
							THEREFROM

H10116	Eastman Kodak Company	US	6714753	09/760,974	1/16/2001	3/30/2004	TONING STATION INTERMEDIATE
							BEARING CAP AND TENSION
							ASSEMBLY

H10116	Eastman Kodak Company	US	6801739	10/757,687	1/14/2004	10/5/2004	TONING STATION INTERMEDIATE
							BEARING CAP AND TENSION
							ASSEMBLY

H10119	Eastman Kodak Company	JP	4132778	2001-328206	10/25/2001	6/6/2008	SYSTEM AND METHOD FOR
							REGISTERING LONG RECEIVERS

H10119	Eastman Kodak Company	US	6453149	09/699,195	10/27/2000	9/17/2002	SYSTEM AND METHOD FOR
							REGISTERING LONG RECEIVERS

H10120	Eastman Kodak Company	US	6698747	09/777,947	2/6/2001	3/2/2004	METHOD AND SYSTEM FOR
							PROVIDING SHEET STACK LEVEL
							CONTROL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10120	Eastman Kodak Company	US	6908082	10/745,912	12/24/2003	6/21/2005	METHOD AND SYSTEM FOR PROVIDING SHEET STACK LEVEL CONTROL

H10121	Eastman Kodak Company	US	6918582	10/668,404	9/23/2003	7/19/2005	SHEET FEEDER FOR A SHEET HANDLING MACHINE

H10122	Eastman Kodak Company	US	6564030	09/736,656	12/13/2000	5/13/2003	VENTED SKIVE ASSEMBLY FOR A
							FUSER STATION IN AN IMAGE-
							FORMING MACHINE

H10131	Eastman Kodak Company	US	6539181	09/772,383	1/29/2001	3/25/2003	IMPROVED JAM RECOVERY WHEN USING ORDERED MEDIA

H10132	Eastman Kodak Company	US	6799005	10/236,627	9/5/2002	9/28/2004	METHOD AND SYSTEM OF PRE- SELECTING ORDERED MEDIA IN A PRINTING SYSTEM

H10134	Eastman Kodak Company	JP	4338349	2002-26713	2/4/2002	7/10/2009	METHOD FOR INTEGRATING COLOR PAGE IN MONOCHROMATIC PRINTER MANAGED BY RASTER IMAGING PROCESSOR

H10134	Eastman Kodak Company	US	6934047	09/777,476	2/6/2001	8/23/2005	INTEGRATION OF COLOR PAGES ON A BLACK AND WHITE PRINTER MANAGED BY A RASTER IMAGING PROCESSOR

H10135	Eastman Kodak Company	DE	50214619.2	02001101.1	1/23/2002	9/1/2010	A SYSTEM AND METHOD OF
							IMPROVING PRINT EFFICIENCY

H10135	Eastman Kodak Company	GB	1229490	02001101.1	1/23/2002	9/1/2010	A SYSTEM AND METHOD OF IMPROVING PRINT EFFICIENCY

H10135	Eastman Kodak Company	US	6888647	09/777,475	2/6/2001	5/3/2005	PROOFING WITH WATERMARK
							INFORMATION CREATED BY A
							RASTER IMAGING PROCESSOR

H10137	Eastman Kodak Company	DE		10202206.2	1/22/2002		METHOD FOR SELECTING A FINISHING DEVICE FOR DIGITAL PRINTING

H10137	Eastman Kodak Company	EP		02001072.4	1/22/2002		METHOD FOR SELECTING A FINISHING DEVICE FOR DIGITAL PRINTING

H10137	Eastman Kodak Company	JP	4077215	2002-50170	2/26/2002	2/8/2008	METHOD FOR SELECTING A FINISHING DEVICE FOR DIGITAL PRINTING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10137	Eastman Kodak Company	US	6930791	09/794,525	2/27/2001	8/16/2005	METHOD FOR SELECTING A FINISHING DEVICE FOR DIGITAL PRINTING

H10139	Eastman Kodak Company	US	6728503	09/855,985	5/15/2001	4/27/2004	ELECTROGRAPHIC IMAGE DEVELOPING PROCESS WITH OPTIMIZED DEVELOPER MASS VELOCITY

H10143	Eastman Kodak Company	US	6466762	09/793,072	2/26/2001	10/15/2002	PRECISION MOUNTING FOR IMPRECISE PARTS

H10146	Eastman Kodak Company	US	6453148	09/732,505	12/7/2000	9/17/2002	APPARATUS AND PROCESS FOR DETECTING LEAKS IN AN ELECTROGRAPHIC CLEANING SYSTEM

H10148	Eastman Kodak Company	DE	60211584.1	02005283.3	3/12/2002	5/24/2006	SILSESQUIOXANE COMPOSITIONS CONTAINING TERTIARY ARYLAMINES FOR HOLE TRANSPORT

H10148	Eastman Kodak Company	GB	1246016	02005283.3	3/12/2002	5/24/2006	SILSESQUIOXANE COMPOSITIONS
							CONTAINING TERTIARY ARYLAMINES
							FOR HOLE TRANSPORT

H10148	Eastman Kodak Company	JP	4018416	2002-85837	3/26/2002	9/28/2007	SILSESQUIOXANE COMPOSITIONS CONTAINING TERTIARY ARYLAMINES FOR HOLE TRANSPORT

H10148	Eastman Kodak Company	US	6517984	09/818,956	3/27/2001	2/11/2003	SILSESQUIOXANE COMPOSITIONS CONTAINING TERTIARY ARYLAMINES FOR HOLE TRANSPORT

H10157	Eastman Kodak Company	US	6621995	10/096,170	3/11/2002	9/16/2003	AN IMAGE-FORMING MACHINE HAVING A DEVELOPMENT STATION WITH A DUSTING CONTROL SYSTEM

H10159	Eastman Kodak Company	US	7056578	10/692,440	10/23/2003	6/6/2006	LAYER COMPRISING NONFIBRILLATABLE AND AUTOADHESIVE PLASTIC PARTICLES, AND METHOD OF PREPARATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10161	Eastman Kodak Company	US	7195853	10/691,779	10/23/2003	3/27/2007	PROCESS FOR ELECTROSTATOGRAPHIC REPRODUCTION

H10167	Eastman Kodak Company	US	8092359	10/691,778	10/23/2003	1/10/2012	FUSER MEMBER AND FUSER MEMBER SURFACE LAYER

H10173	Eastman Kodak Company	US	6873805	10/177,736	6/21/2002	3/29/2005	TONER REPLENISHMENT BASED ON WRITER CURRENT

H10174	Eastman Kodak Company	US	6885833	10/176,956	6/21/2002	4/26/2005	REDUCTION OF BANDING AND MOTTLE IN ELECTROPHOTOGRAPHIC SYSTEMS

H10176	Eastman Kodak Company	US	6459859	09/947,015	9/5/2001	10/1/2002	SERVICE ROUTINE TO IDENTIFY CAUSES FOR IMAGE ARTIFACTS IN PRINTED OUTPUT
H10178	Eastman Kodak Company	US	6647219	10/235,772	9/5/2002	11/11/2003	ELECTROPHOTOGRAPHIC RECORDING PROCESS CONTROL METHOD AND APPARATUS

H10181	Eastman Kodak Company	US	6416921	09/814,923	3/22/2001	7/9/2002	METHOD FOR FORMING TONER PARTICLES HAVING CONTROLLED MORPHOLOGY AND CONTAINING A QUATERNARY AMMONIUM TETRAPHENYLBORATE AND A POLYMERIC PHOSPHONIUM SALT

H10184	Eastman Kodak Company	DE	50201646.9	02003936.8	2/22/2002	12/1/2004	METHOD AND SYSTEM FOR MATCHING MARKING DEVICE OUTPUTS

H10184	Eastman Kodak Company	US	6967747	09/791,935	2/22/2001	11/22/2005	METHOD AND SYSTEM FOR MATCHING MARKING DEVICE OUTPUTS

H10186	Eastman Kodak Company	US	6731885	10/177,654	6/21/2002	5/4/2004	CAPACITIVE PROBE TONER LEVEL DETECTOR ASSEMBLY

H10188	Eastman Kodak Company	US	7815182	12/393,149	2/26/2009	10/19/2010	METHOD FOR CONTROLLING STACK-ADVANCING IN A REPRODUCTION APPARATUS

H10195	Eastman Kodak Company	US	7465409	11/232,275	9/21/2005	12/16/2008	HARD MAGNETIC CORE PARTICLES AND A METHOD OF MAKING SAME

H10196	Eastman Kodak Company	US	6593046	09/954,907	9/18/2001	7/15/2003	PHOTOCONDUCTIVE ELEMENTS HAVING A POLYMERIC BARRIER LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10198	Eastman Kodak Company	DE	60222620.1	02010434.5	5/8/2002	9/26/2007	ELECTROPHOTOGRAPHIC TONER WITH STABLE TRIBOELECTRIC PROPERTIES

H10198	Eastman Kodak Company	FR	1293835	02010434.5	5/8/2002	9/26/2007	ELECTROPHOTOGRAPHIC TONER WITH STABLE TRIBOELECTRIC PROPERTIES

H10198	Eastman Kodak Company	GB	1293835	02010434.5	5/8/2002	9/26/2007	ELECTROPHOTOGRAPHIC TONER WITH STABLE TRIBOELECTRIC PROPERTIES

H10198	Eastman Kodak Company	JP	3972069	2002-136519	5/13/2002	6/22/2007	ELECTROPHOTOGRAPHIC TONER WITH STABLE TRIBOELECTRIC PROPERTIES

H10198	Eastman Kodak Company	NL	1293835	02010434.5	5/8/2002	9/26/2007	ELECTROPHOTOGRAPHIC TONER WITH STABLE TRIBOELECTRIC PROPERTIES

H10198	Eastman Kodak Company	US	6692880	10/139,782	5/6/2002	2/17/2004	ELECTROPHOTOGRAPHIC TONER WITH STABLE TRIBOELECTRIC PROPERTIES

H10205	Eastman Kodak Company	US	6442354	09/822,569	3/30/2001	8/27/2002	SCAVENGER PLATE MONITORING SYSTEM

H10220	Eastman Kodak Company	US	6797448	10/138,840	5/3/2002	9/28/2004	ELECTROPHOTOGRAPHIC TONER AND DEVELOPMENT PROCESS WITH IMPROVED IMAGE AND FUSING QUALITY

H10223	Eastman Kodak Company	DE	60233779.8	02019138.3	8/30/2002	9/23/2009	IMAGE-FORMING SYSTEM WITH AUTOMATIC FINISHING OUTPUT CHAINING

H10223	Eastman Kodak Company	FR	1291728	02019138.3	8/30/2002	9/23/2009	IMAGE-FORMING SYSTEM WITH AUTOMATIC FINISHING OUTPUT CHAINING

H10223	Eastman Kodak Company	GB	1291728	02019138.3	8/30/2002	9/23/2009	IMAGE-FORMING SYSTEM WITH AUTOMATIC FINISHING OUTPUT CHAINING

H10223	Eastman Kodak Company	US	7411691	10/235,282	9/4/2002	8/12/2008	IMAGE-FORMING SYSTEM WITH AUTOMATIC FINISH OUTPUT CHAINING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10226	Eastman Kodak Company	US	6823147	10/232,633	8/30/2002	11/23/2004	METHOD OF RESOLVING
							MISMATCHES BETWEEN PRINTER
							RESOURCES AND PRINT JOB
							REQUIREMENTS

H10227	Eastman Kodak Company	US	6865354	10/650,659	8/28/2003	3/8/2005	METHOD FOR USING A USER
							INTERFACE TO RESOLVE
							MISMATCHES BETWEEN PRINTER
							RESOURCES AND PRINT JOB
							REQUIREMENTS

H10229	Eastman Kodak Company	US	6988725	10/701,838	11/5/2003	1/24/2006	METHOD FOR REGISTERING SHEETS
							IN A DUPLEX REPRODUCTION
							MACHINE FOR ALLEVIATING SKEW

H10233	Eastman Kodak Company	DE	60228528.3	02015563.6	7/12/2002	8/27/2008	CROSSLINKED BINDER POLYMERS
							FOR ELECTROSTATOGRAPHIC
							TONERS AND TONERS FORMED
							THEREFROM

H10233	Eastman Kodak Company	FR	1280010	02015563.6	7/12/2002	8/27/2008	CROSSLINKED BINDER POLYMERS
							FOR ELECTROSTATOGRAPHIC
							TONERS AND TONERS FORMED
							THEREFROM

H10233	Eastman Kodak Company	GB	1280010	02015563.6	7/12/2002	8/27/2008	CROSSLINKED BINDER POLYMERS
							FOR ELECTROSTATOGRAPHIC
							TONERS AND TONERS FORMED
							THEREFROM

H10233	Eastman Kodak Company	US	6861192	10/187,551	7/2/2002	3/1/2005	CROSSLINKED BINDER POLYMERS
							FOR ELECTROSTATOGRAPHIC
							TONERS AND TONERS FORMED
							THEREFROM

H10235	Eastman Kodak Company	US	7088947	10/668,751	9/23/2003	8/8/2006	POST PROCESSOR INSERTER
							SPEED AND TIMING ADJUST UNIT

H10236	Eastman Kodak Company	DE	60311376.1	03020469.7	9/15/2003	1/24/2007	AN APPARATUS FOR A PRE-
							REGISTRATION SPEED AND TIMING
							ADJUST SYSTEM

H10236	Eastman Kodak Company	GB	1403201	03020469.7	9/15/2003	1/24/2007	AN APPARATUS FOR A PRE-
							REGISTRATION SPEED AND TIMING
							ADJUST SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10236	Eastman Kodak Company	NL	1403201	03020469.7	9/15/2003	1/24/2007	AN APPARATUS FOR A PRE-
							REGISTRATION SPEED AND TIMING
							ADJUST SYSTEM

H10236	Eastman Kodak Company	US	6826384	10/668,860	9/23/2003	11/30/2004	AN APPARATUS FOR A PRE-
							REGISTRATION SPEED AND TIMING
							ADJUST SYSTEM

H10241	Eastman Kodak Company	US	6892047	10/668,416	9/23/2003	5/10/2005	AIR BAFFLE FOR PAPER TRAVEL
							PATH WITHIN AN
							ELECTROPHOTOGRAPHIC MACHINE
H10243	Eastman Kodak Company	US	6957035	10/667,558	9/22/2003	10/18/2005	VACUUM ASSISTED FUSER
							ENTRANCE GUIDE FOR AN
							ELECTROPHOTOGRAPHIC MACHINE

H10245	Eastman Kodak Company	US	6647235	10/141,254	5/8/2002	11/11/2003	MECHANISM FOR AGITATING THE
							TONER IN THE REPLENISHER ON AN
							ELECTROPHOTOGRAPHIC MACHINE

H10254	Eastman Kodak Company	EP		02019096.3	8/29/2002		IMAGE-FORMING SYSTEM WITH A
							GRAPHICAL USER INTERFACE
							HAVING AN INTERCONNECTION
							ARCHITECTURE

H10254	Eastman Kodak Company	US	7652779	10/235,557	9/5/2002	1/26/2010	IMAGE-FORMING SYSTEM WITH A
							GRAPHICAL USER INTERFACE
							HAVING AN INTERCONNECTION
							ARCHITECTURE

H10257	Eastman Kodak Company	US	7146125	10/678,287	10/3/2003	12/5/2006	TRANSFER ROLLER WITH
							RESISTIVITY RANGE

H10258	Eastman Kodak Company	US	6775490	10/235,752	9/5/2002	8/10/2004	ELECTROSTATOGRAPHIC REPRODUCTION METHOD AND APPARATUS WITH IMPROVED START-UP TO SUBSTANTIALLY PREVENT TRANSFER ROLLER CONTAMINATION

H10262	Eastman Kodak Company	US	7295799	11/089,498	3/24/2005	11/13/2007	SYNCHRONOUS DUPLEX PRINTING
							SYSTEMS USING PULSED DC FIELDS

H10263	Eastman Kodak Company	EP		05730806.6	3/29/2005		SYNCHRONOUS DUPLEX PRINTING
							SYSTEMS

H10263	Eastman Kodak Company	US	7469119	11/077,615	3/11/2005	12/23/2008	SYNCHRONOUS DUPLEX PRINTING
							SYSTEMS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10264	Eastman Kodak Company	US	7391425	11/089,383	3/24/2005	6/24/2008	SYNCHRONOUS DUPLEX PRINTING
							SYSTEMS USING DIRECTED
							CHARGED PARTICLE OR AEROSOL
							TONER DEVELOPMENT

H10272	Eastman Kodak Company	US	6894137	10/454,897	6/5/2003	5/17/2005	BLOCK POLYORGANOSILOXANE
							BLOCK ORGANOMER POLYMERS
							AND RELEASE AGENTS

H10272	Eastman Kodak Company	US	7157543	11/103,398	4/11/2005	1/2/2007	BLOCK POLYORGANOSILOXANE
							BLOCK ORGANOMER POLYMERS
							AND RELEASE AGENTS

H10274	Eastman Kodak Company	US	7084202	10/454,900	6/5/2003	8/1/2006	MOLECULAR COMPLEXES AND
							RELEASE AGENTS

H10276	Eastman Kodak Company	EP		02012422.8	6/10/2002		ELECTROPHOTOGRAPHIC TONER
							AND DEVELOPMENT PROCESS WITH
							IMPROVED CHARGE TO MASS
							STABILITY

H10276	Eastman Kodak Company	US	7314696	09/880,689	6/13/2001	1/1/2008	ELECTROPHOTOGRAPHIC TONER
							AND DEVELOPMENT PROCESS WITH
							IMPROVED CHARGE TO MASS
							STABILITY

H10290	Eastman Kodak Company	US	7147222	10/418,378	4/18/2003	12/12/2006	METHOD AND APPARATUS FOR
							REGISTERING SHEET OF ARBITRARY
							SIZE

H10298	Eastman Kodak Company	DE	60207340.5	02018294.5	8/26/2002	11/16/2005	ELECTROPHOTOGRAPHIC TONERS
							CONTAINING POLYALKYLENE WAX
							OR HIGH CRYSTALLINITY WAX

H10298	Eastman Kodak Company	GB	1291727	02018294.5	8/26/2002	11/16/2005	ELECTROPHOTOGRAPHIC TONERS
							CONTAINING POLYALKYLENE WAX
							OR HIGH CRYSTALLINITY WAX

H10298	Eastman Kodak Company	US	7087355	11/083,726	3/18/2005	8/8/2006	ELECTROPHOTOGRAPHIC TONERS CONTAINING POLYALKYLENE WAX OR HIGH CRYSTALLINITY WAX

H10300	Eastman Kodak Company	US	6728506	10/144,580	5/13/2002	4/27/2004	A WICK ROLLER FOR AN
							ELECTROPHOTOGRAPHIC MACHINE

H10312	Eastman Kodak Company	US	7372587	10/673,602	9/29/2003	5/13/2008	ORDERED MEDIA JAM RECOVERY
							SYSTEM AND METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10315	Eastman Kodak Company	US	7014976	10/634,004	8/4/2003	3/21/2006	FUSER MEMBER, APPARATUS AND METHOD FOR ELECTROSTATOGRAPHIC REPRODUCTION

H10316	Eastman Kodak Company	EP		03024306.7	10/24/2003		METHOD OF PROGRAMMING PAGES WITHIN A DOCUMENT TO BE PRINTED ON DIFFERENT OUTPUT DEVICES

H10316	Eastman Kodak Company	EP		11166329.0	5/17/2011		METHOD OF PROGRAMMING PAGES WITHIN A DOCUMENT TO BE PRINTED ON DIFFERENT OUTPUT DEVICES

H10316	Eastman Kodak Company	US	7090417	10/692,186	10/23/2003	8/15/2006	METHOD OF PROGRAMMING PAGES WITHIN A DOCUMENT TO BE PRINTED ON DIFFERENT OUTPUT DEVICES

H10317	Eastman Kodak Company	US	7706706	12/259,310	10/28/2008	4/27/2010	METHOD AND SYSTEM FOR WIDE FORMAT TONING

H10332-1	Eastman Kodak Company	US	7602510	10/812,686	3/30/2004	10/13/2009	POST RIP IMAGE RENDERING IN AN ELECTROGRAPHIC PRINTER TO REDUCE TONER CONSUMPTION

H10361	Eastman Kodak Company	US	6975411	10/785,677	2/24/2004	12/13/2005	POST RIP IMAGE RENDERING IN AN ELECTROGRAPHIC PRINTER USING DENSITY PATCH FEEDBACK

H10363	Eastman Kodak Company	US	7209244	10/784,643	2/23/2004	4/24/2007	POST RIP IMAGE RENDERING IN AN ELECTROGRAPHIC PRINTER TO MINIMIZE SCREEN FREQUENCY SENSITIVITY

H10370	Eastman Kodak Company	US	7056637	10/460,514	6/12/2003	6/6/2006	ELECTROPHOTOGRAPHIC TONER WITH UNIFORMLY DISPERSED WAX

H10372	Eastman Kodak Company	US	7955690	10/636,470	8/7/2003	6/7/2011	SLEEVED FUSER MEMBER

H10375	Eastman Kodak Company	US	6965744	10/668,392	9/23/2003	11/15/2005	METHOD AND APPARATUS FOR TONER-DRIVEN PRINTER CONTROL

H10378	Eastman Kodak Company	US	7289133	10/672,829	9/26/2003	10/30/2007	METHOD AND APPARATUS FOR TONER IDENTIFICATION

H10450	Eastman Kodak Company	US	7013572	10/808,153	3/24/2004	3/21/2006	IMPROVED SKIVE PLATE ASSEMBLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10476	Eastman Kodak Company	EP		04002512.4	2/5/2004		TABLE DRIVEN APPROACH FOR INSERTING AND PRINTING TABS

H10476	Eastman Kodak Company	US	7515295	10/767,589	1/29/2004	4/7/2009	TABLE DRIVEN APPROACH FOR INSERTING AND PRINTING TABS

H10478	Eastman Kodak Company	US	6959164	10/669,077	9/23/2003	10/25/2005	METHOD AND APPARATUS FOR CLEANING A PRESSURE ROLL IN A FUSING STATION

H10484	Eastman Kodak Company	US	7157202	10/669,078	9/23/2003	1/2/2007	METHOD AND APPARATUS FOR REDUCING DENSIFICATION OF MULTIPLE COMPONENT ELECTROGRAPHIC DEVELOPER

H10490	Eastman Kodak Company	US	7043176	10/668,938	9/23/2003	5/9/2006	APPARATUS AND METHOD FOR DAMPING A CORONA WIRE IN AN ELECTROGRAPHIC PRINTER

H10496	Eastman Kodak Company	DE	60343239.5	03021183.3	9/24/2003	2/13/2013	FUNCTIONALITY SWITCHING FOR MICR PRINTING

H10496	Eastman Kodak Company	EP	1429195	03021183.3	9/24/2003	2/13/2013	FUNCTIONALITY SWITCHING FOR MICR PRINTING

H10496	Eastman Kodak Company	GB	1429195	03021183.3	9/24/2003	2/13/2013	FUNCTIONALITY SWITCHING FOR MICR PRINTING

H10496	Eastman Kodak Company	NL	1429195	03021183.3	9/24/2003	2/13/2013	FUNCTIONALITY SWITCHING FOR MICR PRINTING

H10496	Eastman Kodak Company	US	6909856	10/669,732	9/24/2003	6/21/2005	FUNCTIONALITY SWITCHING FOR MICR PRINTING

H10504	Eastman Kodak Company	US	7258407	10/807,794	3/24/2004	8/21/2007	CUSTOM COLOR PRINTING APPARATUS AND PROCESS

H10507	Eastman Kodak Company	US	7973103	11/446,894	6/5/2006	7/5/2011	FUSER ROLLER COMPOSITION

H10510	Eastman Kodak Company	US		11/072,781	3/4/2005		FUSER FOR INK JET IMAGES AND INK FORMULATIONS

H10512	Eastman Kodak Company	DE	602004018410.1	04001751.9	1/28/2004	12/17/2008	FUSER ENTRY GUIDE WITH VARIABLE VACUUM FOR AN
							ELECTROPHOTOGRAPHIC MACHINE

H10512	Eastman Kodak Company	US	6901238	10/767,569	1/29/2004	5/31/2005	FUSER ENTRY GUIDE WITH
							VARIABLE VACUUM FOR A MARKING
							MACHINE

H10514	Eastman Kodak Company	US	7454697	10/790,353	3/1/2004	11/18/2008	MANUAL AND AUTOMATIC ALIGNMENT OF PAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10519	Eastman Kodak Company	US	7088948	10/881,621	6/30/2004	8/8/2006	ADJUSTMENT OF SKEW
							REGISTRATION OF MEDIA TO A
							DEVELOPED IMAGE IN A PRINTING
							MACHINE

H10521	Eastman Kodak Company	US	7054572	10/795,051	3/5/2004	5/30/2006	METHOD AND APPARATUS FOR
							SELECTIVE FUSER ROLLER
							COOLING

H10532	Eastman Kodak Company	US	7330288	10/812,517	3/30/2004	2/12/2008	POST RIP IMAGE RENDERING IN A
							MICR ELECTROGRAPHIC PRINTER
							TO IMPROVE READABILITY

H10539	Eastman Kodak Company	US	7459203	11/281,868	11/17/2005	12/2/2008	FUSER MEMBER

H10543	Eastman Kodak Company	US	7215915	11/024,134	12/28/2004	5/8/2007	METHOD AND APPARATUS FOR
							VARIABLE WIDTH SURFACE
							TREATMENT APPLICATION TO A
							FUSER

H10551	Eastman Kodak Company	US	7242875	11/106,829	4/15/2005	7/10/2007	INDICATOR OF PROPERLY CURED
							INK FOR ELECTROPHOTOGRAPHIC
							EQUIPMENT

H10555	Eastman Kodak Company	US	7110706	10/802,375	3/17/2004	9/19/2006	TONER REPLENISHER AND METHOD
							FOR AN ELECTROGRAPHIC IMAGING
							MACHINE

H10556	Eastman Kodak Company	US	7481884	11/075,784	3/9/2005	1/27/2009	POWDER COATING APPARATUS AND
							METHOD OF POWDER COATING
							USING AN ELECTROMAGNETIC
							BRUSH

H10558-2	Eastman Kodak Company	US	7218875	11/087,779	3/23/2005	5/15/2007	APPARATUS AND PROCESS FOR
							FUSER CONTROL

H10558-3	Eastman Kodak Company	US	7260338	11/087,321	3/23/2005	8/21/2007	APPARATUS AND PROCESS FOR
							FUSER CONTROL

H10558-3	Eastman Kodak Company	US	7356275	11/778,227	7/16/2007	4/8/2008	APPARATUS AND PROCESS FOR
							FUSER CONTROL

H10558-4	Eastman Kodak Company	US	7242884	11/087,347	3/23/2005	7/10/2007	APPARATUS AND PROCESS FOR
							FUSER CONTROL

H10559	Eastman Kodak Company	US	7295793	11/081,426	3/16/2005	11/13/2007	ELECTROPHOTOGRAPHIC
							REPRODUCTION SYSTEM WITH A
							MULTIFACETED CHARGING
							MECHANISM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10560	Eastman Kodak Company	JP	4827847	2007-531197	8/25/2005	9/22/2011	AN IMAGE DATA GENERATING
							APPARATUS

H10560	Eastman Kodak Company	US	7602529	10/935,460	9/7/2004	10/13/2009	METHOD AND SYSTEM FOR
							CONTROLLING PRINTER TEXT/LINE
							ART AND HALFTONE
							INDEPENDENTLY

H10561	Eastman Kodak Company	US	7670642	11/376,960	3/16/2006	3/2/2010	OFFSET PREVENTION IN
							ELECTROSTATOGRAPHIC PRINTERS

H10567	Eastman Kodak Company	EP		05725408.8	3/10/2005		CONDUCTIVE BRUSH CLEANER FOR
							A TRANSFER ROLLER

H10567	Eastman Kodak Company	JP	4959548	2007-504996	3/10/2005	3/30/2012	CONDUCTIVE BRUSH CLEANER FOR
							A TRANSFER ROLLER

H10567	Eastman Kodak Company	US	7167662	11/038,660	1/19/2005	1/23/2007	CONDUCTIVE BRUSH CLEANER FOR
							A TRANSFER ROLLER

H10572	Eastman Kodak Company	US	7137730	10/949,641	9/24/2004	11/21/2006	ELECTROGRAPHIC RIBBON
							BLENDER AND METHOD

H10574	Eastman Kodak Company	US	7120379	10/949,643	9/24/2004	10/10/2006	ELECTROGRAPHIC DEVELOPMENT
							METHOD AND APPARATUS

H10574	Eastman Kodak Company	US	7561837	11/505,182	8/15/2006	7/14/2009	ELECTROGRAPHIC DEVELOPMENT
							METHOD AND APPARATUS

H10577	Eastman Kodak Company	US	7248823	10/949,645	9/24/2004	7/24/2007	ELECTROGRAPHIC RIBBON
							BLENDER AND METHOD
							IMPLEMENTING A SKIVE

H10580	Eastman Kodak Company	US	7245848	11/087,309	3/23/2005	7/17/2007	METHOD AND APPARATUS FOR
							DISCHARGING A CONDUCTIVE
							BRUSH CLEANING ASSEMBLY FOR A
							TRANSFER ROLLER

H10583	Eastman Kodak Company	US	7464925	11/055,860	2/11/2005	12/16/2008	ADJUSTABLE SHEET FEEDER FOR
							ADJUSTING SHEET STACK CENTER
							RELATIVE TO SHEET STACK EDGES

H10584	Eastman Kodak Company	US	8223393	10/993,297	11/19/2004	7/17/2012	POST RIP IMAGE RENDERING FOR
							MICROPRINTING

H10587-1	Eastman Kodak Company	US	7270918	10/991,818	11/18/2004	9/18/2007	PRINTING SYSTEM, PROCESS, AND
							PRODUCT WITH MICROPRINTING

H10588	Eastman Kodak Company	US	7343108	11/121,551	5/4/2005	3/11/2008	APPARATUS AND PROCESS FOR
							ALTERING TIMING IN AN
							ELECTROGRAPHIC PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H10592	Eastman Kodak Company	DE	602005034153. 6	05760746.7	6/15/2005	5/9/2012	PHASE-CHANGE INK JET WITH ELECTROSTATIC TRANSFER

H10592	Eastman Kodak Company	GB	1761386	05760746.7	6/15/2005	5/9/2012	PHASE-CHANGE INK JET WITH ELECTROSTATIC TRANSFER

H10592	Eastman Kodak Company	US	7517076	10/881,622	6/30/2004	4/14/2009	PHASE-CHANGE INK JET PRINTING WITH ELECTROSTATIC TRANSFER

H10594	Eastman Kodak Company	US	7248826	11/034,330	1/12/2005	7/24/2007	HEATER ROLLER CLEANER METHOD AND APPARATUS FOR A FUSER ASSEMBLY

H10595	Eastman Kodak Company	US	7609872	11/089,496	3/24/2005	10/27/2009	METHOD AND APPARATUS FOR VERIFYING THE AUTHENTICITY OF DOCUMENTS

H10599-2	Eastman Kodak Company	US	7551861	11/111,184	4/21/2005	6/23/2009	METHOD FOR PERFORMING QUALITY CHECKS ON A PRINT ENGINE FILM LOOP

H10630	Eastman Kodak Company	US	7602530	11/043,597	1/26/2005	10/13/2009	CREATING HIGH SPATIAL FREQUENCY HALFTONE SCREENS WITH INCREASED NUMBERS OF PRINTABLE DENSITY LEVELS

H10640	Eastman Kodak Company	US	7184696	10/928,936	8/27/2004	2/27/2007	PRINT FUSER AND PROCESS WITH MULTIPLE CLEANING BLADES

H10642	Eastman Kodak Company	US	7079799	10/928,934	8/27/2004	7/18/2006	CLEANING DEVICE AND FUSER ASSEMBLY FOR A PRINTER WITH MULTIPLE CLEANING BLADES HELD BY A COMMON MOUNT

H68912	Eastman Kodak Company	US	5464698	08/268,140	6/29/1994	11/7/1995	FUSER MEMBERS OVERCOATED WITH FLUOROCARBON ELASTOMER CONTAINING TIN OXIDE

H79879	Eastman Kodak Company	DE	60126885.7	01122611.5	9/27/2001	2/28/2007	DIRECTING PAGES TO A SELECTED OUTPUT DESTINATION OF A PRINTING SYSTEM

H79879	Eastman Kodak Company	GB	1201447	01122611.5	9/27/2001	2/28/2007	DIRECTING PAGES TO A SELECTED OUTPUT DESTINATION OF A PRINTING SYSTEM

H79879	Eastman Kodak Company	NL	1201447	01122611.5	9/27/2001	2/28/2007	DIRECTING PAGES TO A SELECTED OUTPUT DESTINATION OF A PRINTING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
H79879	Eastman Kodak Company	US	6971809	09/694,734	10/23/2000	12/6/2005	DIRECTING PAGES TO A SELECTED
							OUTPUT DESTINATION OF A
							PRINTING SYSTEM

H80037	Eastman Kodak Company	US	6575858	09/809,760	3/15/2001	6/10/2003	COMPENSATING DRIVE BELT
							TENSIONER

H80132	Eastman Kodak Company	US	6295425	09/444,181	11/19/1999	9/25/2001	SEAL ASSEMBLY FOR ELECTROGRAPHIC REPRODUCTION APPARATUS DEVELOPMENT STATION

H80140	Eastman Kodak Company	US		09/443,754	11/19/1999		DUAL SLIDER BACKUP MECHANISM FOR DIELECTRIC SUPPORT MEMBER OF AN ELECTROGRAPHIC REPRODUCTION APPARATUS

H80158	Eastman Kodak Company	US	6532353	09/473,426	12/29/1999	3/11/2003	CLEANING WEB ADVANCEMENT AND DRIVE CONTROL MECHANISM

H80189	Eastman Kodak Company	US	6246852	09/438,937	11/12/1999	6/12/2001	GRID ELECTRODE FOR CORONA CHARGER

H80193	Eastman Kodak Company	US	6587664	09/580,185	5/26/2000	7/1/2003	FUSER LOADING SYSTEM

H80194	Eastman Kodak Company	US	6289185	09/573,910	5/18/2000	9/11/2001	SYSTEM FOR CONTROLLING AXIAL TEMPERATURE UNIFORMITY IN A REPRODUCTION APPARATUS FUSER

H80310	Eastman Kodak Company	US	6377776	09/579,550	5/26/2000	4/23/2002	CAM CONTROL MECHANISM

H80376	Eastman Kodak Company	US	6550627	09/835,611	4/16/2001	4/22/2003	CONTAINER

H80431	Eastman Kodak Company	EP		01124262.5	10/17/2001		METHOD OF GENERATING PRINTER
							SETUP INSTRUCTIONS

H80431	Eastman Kodak Company	US	7184154	09/692,645	10/19/2000	2/27/2007	METHOD OF GENERATING PRINTER
							SETUP INSTRUCTIONS

H80670	Eastman Kodak Company	US	6360064	09/510,251	2/22/2000	3/19/2002	ELECTROSTATOGRAPHIC IMAGE-
							FORMING APPARATUS AND METHOD
							FOR REDUCING TRANSFER ROLLER
							ARTIFACT BY PARKING TRANSFER
							ROLLER AT OR NEAR SEAM ON
							ENDLESS IMAGING MEMBER
K000004	Eastman Kodak Company	US		13/072,809	3/28/2011		ROTATING PRINTER
							PHOTORECEPTORS HAVING FIXED-
							POSITION FEATURES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000005	Eastman Kodak Company	US		13/075,435	3/30/2011		EFFICIENT CHOICE SELECTION IN A
USER INTERFACE

K000008	Eastman Kodak Company	US		13/097,118	4/29/2011		ELECTROPHOTOGRAPHIC PRINTER
WITH CHARGING-ROLLER CLEANER

K000010	Eastman Kodak Company	US		13/663,514	10/30/2012		FORMING A STRUCTURAL LAMINATE

K000010	Eastman Kodak Company	US		61/640,909	5/1/2012		FORMING A STRUCTURAL LAMINATE

K000014	Eastman Kodak Company	US		13/117,187	5/27/2011		ELECTROSTATOGRAPHIC CLEANING
BLADE MEMBER AND APPARATUS

K000016	Eastman Kodak Company	US		13/115,381	5/25/2011		METERING APPARATUS FOR
ELECTROPHOTOGRAPHIC PRINTER

K000017	Eastman Kodak Company	US		13/212,233	8/18/2011		RECONDITIONING ROTATABLE
PHOTORECEPTOR IN
ELECTROPHOTOGRAPHIC PRINTER

K000019	Eastman Kodak Company	US		13/013,842	1/26/2011		METHOD OF PROTECTING
PRINTHEAD DIE FACE

K000020	Eastman Kodak Company	US		13/192,521	7/28/2011		CROSSLINKED ORGANIC POROUS
PARTICLES

K000020	Eastman Kodak Company	WO		PCT/US12/47097	7/18/2012		CROSSLINKED ORGANIC POROUS
PARTICLES

K000022	Eastman Kodak Company	US		13/097,128	4/29/2011		RECIRCULATING INKJET PRINGING
FLUID SYSTEM AND METHOD

K000022	Eastman Kodak Company	WO		PCT/US12/35462	4/27/2012		RECIRCULATING INKJET PRINTING
FLUID SYSTEM AND METHOD

K000023	Eastman Kodak Company	US		13/076,940	3/31/2011		INKJET PRINTING INK SET

K000023	Eastman Kodak Company	WO		PCT/US12/28688	3/12/2012		INKJET PRINTING INK SET

K000024	Eastman Kodak Company	US		13/094,973	4/27/2011		METHOD OF ELIMINATING
BACKGROUND NOISE

K000025	Eastman Kodak Company	US		13/094,931	4/27/2011		IMAGE ALGORITHMS TO REJECT
UNDESIRED IMAGE FEATURES

K000026	Eastman Kodak Company	US		13/025,194	2/11/2011		DISTRIBUTED REPLENISHMENT FOR
ELECTROPHOTOGRAPHIC
DEVELOPER

K000027	Eastman Kodak Company	US		13/011,129	1/21/2011		LASER LEVELING HIGHLIGHT
CONTROL

K000027	Eastman Kodak Company	WO		PCT/US12/21403	1/16/2012		LASER LEVELING HIGHLIGHT
CONTROL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000028	Eastman Kodak Company	US		13/025,206	2/11/2011		REPLENISHING TONER USED FROM ELECTROPHOTOGRAPHIC DEVELOPER

K000029	Eastman Kodak Company	US		13/222,201	8/31/2011		MOTION PICTURE FILMS TO PROVIDE ARCHIVAL IMAGES

K000031	Eastman Kodak Company	US		13/089,399	4/19/2011		ALUMINUM SUBSTRATES AND LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000038	Eastman Kodak Company	US		13/017,300	1/31/2011		EMBEDDING DATA INTO SOLID
AREAS, TEXT OR LINE WORK
K000039	Eastman Kodak Company	US	8401292	13/094,217	4/26/2011	3/19/2013	IDENTIFYING HIGH SALIENCY
REGIONS IN DIGITAL IMAGES

K000050	Eastman Kodak Company	US		13/077,543	3/31/2011		RATIO MODULATED PRINTING WITH
DISCHARGE AREA DEVELOPMENT

K000051	Eastman Kodak Company	US		13/454,117	4/24/2012		MULTI-TONER DISCHARGED AREA DEVELOPMENT METHOD

K000052	Eastman Kodak Company	US		13/031,347	2/21/2011		METHOD FOR MEDIA RELIVING PLAYBACK

K000054	Eastman Kodak Company	US		13/015,611	1/28/2011		CORE DRIVING METHOD FOR PRINTER WEB MEDIUM SUPPLY

K000055	Eastman Kodak Company	US		13/038,688	3/2/2011		IMAGING LASER DIODES WITH A LIGHTWAVE CIRCUIT

K000056	Eastman Kodak Company	DE		102011106171.5	6/30/2011		VERSTEIFUNGSVORRICHTUNG UND
VERFAHREN ZUR ABLAGE VON
BÖGEN IN EINER DRUCKMASCHINE

K000056	Eastman Kodak Company	US		13/525,587	6/18/2012		DEVICE AND METHOD FOR STACKING SHEETS IN A PRINTING PRESS

K000058	Eastman Kodak Company	US		13/331,048	12/20/2011		ENCODING INFORMATION IN
ILLUMINATION PATTERNS

K000061	Eastman Kodak Company	US		13/077,522	3/31/2011		RATIO MODULATED PRINTING WITH
CHARGE AREA DEVELOPMENT

K000062	Eastman Kodak Company	US		13/032,918	2/23/2011		MOUNTING MEMBER WITH DUAL-FED
INK PASSAGEWAYS

K000066	Eastman Kodak Company	US	8335350	13/033,962	2/24/2011	12/18/2012	EXTRACTING MOTION INFORMATION
FROM DIGITAL VIDEO SEQUENCES

K000068	Eastman Kodak Company	US		13/070,670	3/24/2011		PRODUCING 3D IMAGES FROM CAPTURED 2D VIDEO

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000071	Eastman Kodak Company	US		13/051,024	3/18/2011		PRODUCING ENHANCED IMAGES FROM ANALGLYPH IMAGES

K000073	Eastman Kodak Company	US		13/076,472	3/31/2011		DETERMINING THE CAUSE OF PRINTER IMAGE ARTIFACTS

K000076	Eastman Kodak Company	US		13/097,585	4/29/2011		RANKING IMAGE IMPORTANCE WITH A PHOTO-COLLAGE

K000077	Eastman Kodak Company	US		13/093,882	4/26/2011		EFFICIENT CHOICE SELECTION FOR MULTI-ELEMENT PRODUCTS

K000083	Eastman Kodak Company	US		13/537,165	6/29/2012		MAKING ARTICLE WITH DESIRED PROFILE

K000089	Eastman Kodak Company	US		13/025,220	2/11/2011		SYSTEM FOR IMAGING PRODUCT LAYOUT

K000090	Eastman Kodak Company	US		13/171,852	6/29/2011		ELECTRONICALLY CONDUCTIVE LAMINATE DONOR ELEMENT

K000090	Eastman Kodak Company	WO		PCT/US12/42563	6/15/2012		ELECTRONICALLY CONDUCTIVE
LAMINATE DONOR ELEMENT

K000091	Eastman Kodak Company	US		13/282,503	10/27/2011		LOW THERMAL STRESS CATADIOPTRIC IMAGING SYSTEM

K000092	Eastman Kodak Company	US		13/192,531	7/28/2011		LASER-ENGRAVEABLE
COMPOSITIONS AND FLEXOGRAPHIC
PRINTING PRECURSORS

K000092	Eastman Kodak Company	WO		PCT/US12/46866	7/16/2012		LASER-ENGRAVEABLE COMPOSITIONS AND FLEXOGRAPHIC PRINTING PRECURSORS

K000093	Eastman Kodak Company	US		13/192,533	7/28/2011		LASER-ENGRAVEABLE COMPOSITIONS AND FLEXOGRAPHIC PRINTING PRECURSORS

K000094	Eastman Kodak Company	US		13/096,315	4/28/2011		ELECTROPHOTOGRAPHIC PRINTER WITH DUST SEAL

K000095	Eastman Kodak Company	US		13/037,632	3/1/2011		ELECTROPHOTOGRAPHIC PRINTER AND CLEANING SYSTEM

K000096	Eastman Kodak Company	US		13/108,246	5/16/2011		PHOTOINITIATOR AND PHOTOCURABLE COMPOSITIONS AND USES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000096	Eastman Kodak Company	WO		PCT/US12/37874	5/15/2012		PHOTOINITIATOR AND PHOTOCURABLE COMPOSITIONS AND USES

K000097	Eastman Kodak Company	US		13/031,301	2/21/2011		FLOOR RELIEF FOR DOT IMPROVEMENT

K000098	Eastman Kodak Company	US		13/031,308	2/21/2011		FLOOR RELIEF FOR DOT IMPROVEMENT

K000100	Eastman Kodak Company	US		13/053,717	3/22/2011		METHOD FOR RECYCLING RELIEF IMAGE ELEMENTS

K000102	Eastman Kodak Company	US		13/032,667	2/23/2011		METHOD OF ASSEMBLING AN INKJET PRINTHEAD

K000103	Eastman Kodak Company	US		13/074,385	3/29/2011		AUDIO ANNOTATIONS OF AN IMAGE COLLECTION

K000105	Eastman Kodak Company	US	8405740	13/168,003	6/24/2011	3/26/2013	GUIDANCE FOR IMAGE CAPTURE AT DIFFERENT LOCATIONS

K000106	Eastman Kodak Company	US		13/168,027	6/24/2011		PHOTO PRODUCT USING IMAGES FROM DIFFERENT LOCATIONS

K000107	Eastman Kodak Company	US		13/032,926	2/23/2011		THERMAL PRINTING

K000109	Eastman Kodak Company	US		13/049,944	3/17/2011		REUSEABLE PRINTING DEVICE

K000110	Eastman Kodak Company	JP		2008-95895	4/2/2008		LASER-CARVING ORIGINAL PRINTING PLATE, AND MANUFACTURING METHOD OF PRINTING PLATE USING THE ORIGINAL PRINTING PLATE

K000111	Eastman Kodak Company	JP	5021449	2007-330717	12/21/2007	6/22/2012	MANUFACTURING METHOD OF ORIGINAL PLATE FOR LETTERPRESS PRINTING, MANUFACTURING METHOD OF LETTERPRESS PRINTING PLATE, AND COMPOSITION FOR FORMING INK-RECEIVING LAYER

K000112	Eastman Kodak Company	JP	5128210	2007-228096	9/3/2007	11/9/2012	METHOD FOR PRODUCING LETTERPRESS PLATE

K000114	Eastman Kodak Company	JP		2007-187663	7/18/2007		RESIN COMPOSITION, PRINTING ORIGINAL PLATE AND METHOD OF MANUFACTURING PRINTING ORIGINAL PLATE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000117	Eastman Kodak Company	JP		2007-35832	2/16/2007		PHOTOSENSITIVE COMPOSITION AND PRINTING ORIGINAL PLATE FOR FORMING ELECTRODE

K000118	Eastman Kodak Company	DE		112004001662.2	9/1/2004		LAMINATED PHOTOSENSITIVE RELIEF PRINTING ORIGINAL PLATE AND METHOD FOR PRODUCING THE RELIEF PRINTING PLATE

K000118	Eastman Kodak Company	JP	4420923	2006-519276	9/1/2004	12/11/2009	LAMINATED PHOTOSENSITIVE RELIEF PRINTING ORIGINAL PLATE AND METHOD FOR PRODUCING THE RELIEF PRINTING PLATE

K000118	Eastman Kodak Company	TW	I362565	093127304	9/9/2004	4/21/2012	LAMINATED PHOTOSENSITIVE RELIEF PRINTING ORIGINAL PLATE AND METHOD FOR PRODUCING THE RELIEF PRINTING PLATE

K000118	Eastman Kodak Company	US	7399575	10/564,978	1/18/2006	7/15/2008	LAMINATED PHOTOSENSITIVE RELIEF PRINTING ORIGINAL PLATE AND METHOD FOR PRODUCING THE RELIEF PRINTING PLATE

K000121	Eastman Kodak Company	CN	ZN200580048980.1	200580048980.1	11/29/2005	12/22/2010	ORIGINAL PLATE OF PHOTOSENSITIVE LAYERED PRINTING FOR LETTER PRESS PRINT, AND METHOD FOR MANUFACTURING LETTER PRESS PRINTING PLATE USING ORIGINAL PLATE OF PHOTOSENSITIVE LAYERED PRINTING FOR LETTER PRESS PRINT

K000121	Eastman Kodak Company	JP	4225979	2005-69307	3/11/2005	12/5/2008	ORIGINAL PLATE OF PHOTOSENSITIVE LAYERED PRINTING FOR LETTER PRESS PRINT, AND METHOD FOR MANUFACTURING LETTER PRESS PRINTING PLATE USING ORIGINAL PLATE OF PHOTOSENSITIVE LAYERED PRINTING FOR LETTER PRESS PRINT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000121	Eastman Kodak Company	KR	926855	10-2007-7018876	11/29/2005	11/6/2009	ORIGINAL PLATE OF PHOTOSENSITIVE LAYERED PRINTING FOR LETTER PRESS PRINT, AND METHOD FOR MANUFACTURING LETTER PRESS PRINTING PLATE USING ORIGINAL PLATE OF PHOTOSENSITIVE LAYERED PRINTING FOR LETTER PRESS PRINT

K000121	Eastman Kodak Company	US	7998659	11/908,061	11/29/2007	8/16/2011	PHOTOSENSITIVE LAMINATED ORIGINAL PRINTING PLATE FOR LETTERPRESS PRINTING AND PROCESS FOR PRODUCING LETTERPRESS PRINTING PLATE USING THE PHOTOSENSITIVE LAMINATED ORIGINAL PRINTING PLATE

K000123	Eastman Kodak Company	JP	4031356	2002-342816	11/26/2002	10/26/2007	PHOTOSENSITIVE PRINTING PLATE FOR FLEXOGRAPHY, PRINTING SHEET FOR FLEXOGRAPHY, PLANAR ELASTIC BODY FOR FLEXOGRAPHY, ELASTIC MEMBER FOR FLEXOGRAPHY, FLEXOGRAPHIC PRINTING MEMBER AND FLEXOGRAPHIC METHOD

K000124	Eastman Kodak Company	DE	60141260	1304357.5	5/16/2001	2/10/2010	MULTILAYER PHOTOSENSITIVE MATERIAL FOR PRODUCING FLEXOGRAPHIC PRINTING PLATE

K000124	Eastman Kodak Company	EP	1156368	1304357.5	5/16/2001	2/10/2010	MULTILAYER PHOTOSENSITIVE MATERIAL FOR PRODUCING FLEXOGRAPHIC PRINTING PLATE

K000129	Eastman Kodak Company	DE		19909722.4	3/5/1999		NEGATIVE PHOTOSENSITIVE RESIN COMPOSITION AND PHOTOSENSITIVE RESIN PLATE WITH IT

K000134	Eastman Kodak Company	JP	3257867	1993-177636	6/25/1993	7/12/2001	DEVELOPER COMPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000134	Eastman Kodak Company	US	5521054	08/265,338	6/24/1994	5/28/1996	DEVELOPING SOLUTION COMPRISING AN AROMATIC HYDROCARBON, AN ALCOHOL, AND AN ESTER

K000134	Eastman Kodak Company	US	5578420	08/456,053	5/31/1995	11/26/1996	PROCESS FOR PRODUCING A FLEXOGRAPHIC PRINTING PLATE

K000140	Eastman Kodak Company	JP		2009-23343	2/4/2009		METHOD OF MANUFACTURING LETTERPRESS PRINTING PLATE AND LETTERPRESS PRINTING PLATE MANUFACTURED BY THIS METHOD

K000141	Eastman Kodak Company	CN	1950749	200580013895.1	4/25/2005	8/18/2010	PHOTOSENSITIVE PRINTING ORIGINAL PRINTING PLATE FOR RELIEF PRINTING, METHOD FOR PRODUCING RELIEF PRINTING PLATE, AND LIGHT-SHIELDING INK FOR THE PEFORMING METHOD

K000141	Eastman Kodak Company	JP	4342373	2004-136720	4/30/2004	7/17/2009	PHOTOSENSITIVE PRINTING ORIGINAL PLATE FOR LETTERPRESS PRINTING, METHOD FOR MANUFACTURING LETTERPRESS PRINTING PLATE, AND LIGHT SHIELDING INK FOR THE MANUFACTURING METHOD

K000141	Eastman Kodak Company	KR	834455	10-2006-7024135 4/25/2005		5/27/2008	PHOTOSENSITIVE PRINTING ORIGINAL PLATE FOR LETTERPRESS PRINTING, METHOD FOR MANUFACTURING LETTERPRESS PRINTING PLATE, AND LIGHT SHIELDING INK FOR THE MANUFACTURING METHOD

K000141	Eastman Kodak Company	US	8003299	11/587,506	4/25/2005	8/23/2011	PHOTOSENSITIVE ORIGINAL PRINTING PLATE FOR RELIEF PRINTING, METHOD FOR PRODUCING RELIEF PRINTING PLATE, AND LIGHT-SHIELDING INK FOR PERFORMING THE METHOD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000144	Eastman Kodak Company	US	5541038	08/417,186	4/5/1995	7/30/1996	PHOTOPOLYMERIZABLE COMPOSITIONS

K000144	Eastman Kodak Company	US	5645974	08/635,814	4/22/1996	7/8/1997	PHOTOPOLYMERIZABLE COMPOSITIONS

K000148	Eastman Kodak Company	TW		101111931	4/3/2012		PRINTING CONDUCTIVE LINES

K000148	Eastman Kodak Company	US		13/079,150	4/4/2011		PRINTING CONDUCTIVE LINES

K000148	Eastman Kodak Company	WO		PCT/US12/31925	4/3/2012		PRINTING CONDUCTIVE LINES

K000151	Eastman Kodak Company	US		13/163,785	6/20/2011		MULTI-ELEMENT IMAGE TEMPLATES

K000152	Eastman Kodak Company	US	8384787	13/034,010	2/24/2011	2/26/2013	METHOD FOR PROVIDING
STABILIZED VIDEO SEQUENCE

K000157	Eastman Kodak Company	US		13/040,715	3/4/2011		WEB MEDIA MOVING APPARATUS

K000158	Eastman Kodak Company	US		13/040,732	3/4/2011		WEB MEDIA MOVING METHOD

K000159	Eastman Kodak Company	US	8303106	13/040,754	3/4/2011	11/6/2012	PRINTING SYSTEM INCLUDING WEB MEDIA MOVING APPARATUS

K000160	Eastman Kodak Company	US	8303107	13/040,772	3/4/2011	11/6/2012	PRINTING METHOD INCLUDING WEB MEDIA MOVING APPARATUS

K000161	Eastman Kodak Company	US		13/420,713	3/15/2012		LITHOGRAPHIC PRINTING PLATE PRECURSORS AND METHODS OF USE

K000162	Eastman Kodak Company	JP		2011-266146	12/5/2011		GUM SOLUTION CONTAINING SPECIFIC POLY SILOXANE COMPOUND

K000162	Eastman Kodak Company	WO		PCT/JP12/81376	12/4/2012		GUM SOLUTION CONTAINING SPECIFIC POLY SILOXANE COMPOUND

K000163	Eastman Kodak Company	JP		2011-246507	11/10/2011		A LITHOGRAPHIC PRINTING PLATE PRECURSOR AND A METHOD FOR MAKING A PRINTING PLATE

K000163	Eastman Kodak Company	WO		PCT/JP2012/078058	10/30/2012		A LITHOGRAPHIC PRINTING PLATE PRECURSOR AND A METHOD FOR MAKING A PRINTING PLATE

K000164	Eastman Kodak Company	US		13/221,936	8/31/2011		ALUMINUM SUBSTRATES AND LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000164	Eastman Kodak Company	WO		PCT/US12/51681	8/21/2012		ALUMINUM SUBSTRATES AND LITHOGRAPHIC PRINTING PLATE PRECURSORS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000165	Eastman Kodak Company	US		13/038,702	3/2/2011		IMAGING LASER DIODES WITH A LIGHTWAVE CIRCUIT

K000166	Eastman Kodak Company	US		13/192,541	7/28/2011		PREPARATION OF CROSSLINKED ORGANIC POROUS PARTICLES

K000167	Eastman Kodak Company	US		13/192,544	7/28/2011		ARTICLE AND SYSTEM WITH CROSSLINKED ORGANIC POROUS PARTICLES

K000169	Eastman Kodak Company	US		13/625,269	9/24/2012		SHARED MOTOR DRIVER FOR INKJET PRINTERS

K000170	Eastman Kodak Company	US		13/080,883	4/6/2011		FLOATING POINT FORMAT CONVERTER

K000174	Eastman Kodak Company	US		13/070,724	3/24/2011		PRINTER MEDIA OUTPUT AND INPUT TRAY CONFIGURATION

K000175	Eastman Kodak Company	US		13/118,651	5/31/2011		PRINTING APPARATUS WITH PIVOTABLE DUPLEXING UNIT

K000176	Eastman Kodak Company	CN	200410038325.5	200410038325.5	5/19/2004	3/23/2005	CELLULAR PHONE, PRINT SYSTEM, AND PRINT METHOD THEREFOR

K000178	Eastman Kodak Company	US	7209251	09/983,240	10/23/2001	4/24/2007	DOCUMENT INPUT/OUTPUT SYSTEM, APPARATUS MANAGEMENT SERVER AND METHOD FOR SETTING INFORMATION

K000179	Eastman Kodak Company	US	6115133	09/148,702	9/4/1998	9/5/2000	PRINTER DRIVER

K000180	Eastman Kodak Company	US	7542778	10/844,391	5/13/2004	6/2/2009	CELLULAR PHONE, PRINT SYSTEM, AND PRINT METHOD THEREFOR

K000181	Eastman Kodak Company	US		13/215,595	8/23/2011		POWER MANAGEMENT DEVICE FOR PRINTING SYSTEM

K000182	Eastman Kodak Company	US		13/297,602	11/16/2011		RELEASE FLUID FOR REDUCING GEL
BUILD

K000183	Eastman Kodak Company	US		13/080,824	4/6/2011		MULTI-RESOLUTION OPTICAL CODES

K000185	Eastman Kodak Company	US		13/152,304	6/3/2011		METHOD FOR MAKING A Z-FOLD
SIGNATURE

K000185	Eastman Kodak Company	WO		PCT/US12/40079	5/31/2012		METHOD FOR MAKING A Z-FOLD SIGNATURE

K000186	Eastman Kodak Company	US		13/154,543	6/7/2011		AUTOMATICALLY SELECTING THEMATICALLY REPRESENTATIVE MUSIC

K000187	Eastman Kodak Company	TW		101109230	3/16/2012		REUSABLE PRINTING DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000187	Eastman Kodak Company	US		13/049,951	3/17/2011		REUSABLE PRINTING DEVICE

K000188	Eastman Kodak Company	US		13/110,218	5/18/2011		MOBILE COMMUNICATOR WITH ORIENTATION DETECTOR

K000190	Eastman Kodak Company	US		13/075,297	3/30/2011		INKJET CHAMBER AND INLETS FOR CIRCULATING FLOW

K000191	Eastman Kodak Company	US		13/455,398	4/25/2012		SEMICONDUCTOR DEVICES AND METHODS OF PREPARATION

K000193	Eastman Kodak Company	US		13/095,998	4/28/2011		AIR EXTRACTION PISTON DEVICE FOR INKJET PRINTHEAD

K000201	Eastman Kodak Company	US		13/114,275	5/24/2011		CONTROL CIRCUIT FOR SCANNER LIGHT SOURCE

K000202	Eastman Kodak Company	US	8201817	13/095,949	4/28/2011	6/19/2012	PICK ROLLER WITH DELAY CLUTCH

K000202	Eastman Kodak Company	WO		PCT/US12/33412	4/13/2012		PICK ROLLER WITH DELAY CLUTCH

K000206	Eastman Kodak Company	US		13/173,430	6/30/2011		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF IMAGING

K000206	Eastman Kodak Company	US		13/304,974	11/28/2011		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF IMAGING

K000206	Eastman Kodak Company	US		13/613,393	9/13/2012		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF IMAGING

K000206	Eastman Kodak Company	WO		PCT/US12/42638	6/15/2012		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF IMAGING

K000207	Eastman Kodak Company	US		13/074,405	3/29/2011		MAINTAINING PRINTHEAD USING MAINTENANCE STATION WITH BACKFLUSH

K000208	Eastman Kodak Company	US		13/074,403	3/29/2011		IMAGE COLLECTION ANNOTATION USING A MOBILE COMMUNICATOR

K000209	Eastman Kodak Company	US		13/074,425	3/29/2011		IMAGE COLLECTION TEXT AND AUDIO ANNOTATION

K000212	Eastman Kodak Company	US		13/094,945	4/27/2011		METHOD OF AUTHENTICATING SECURITY MARKER

K000214	Eastman Kodak Company	US	8394396	13/101,185	5/5/2011	3/12/2013	METHOD OF MAKING INORGANIC POROUS PARTICLES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000218	Eastman Kodak Company	US		13/159,527	6/14/2011		STATIONARY PRINTING APPARATUS
WITH CAMERA

K000219	Eastman Kodak Company	US		13/170,693	6/28/2011		MICROFLUIDIC DEVICE HAVING
IMPROVED EPOXY LAYER ADHESION

K000220	Eastman Kodak Company	US		13/075,312	3/30/2011		INKJET CHAMBER REFILL METHOD
WITH CIRCULATING FLOW

K000223	Eastman Kodak Company	US		13/173,264	6/30/2011		METHOD FOR AUTOMATICALLY
IMPROVING STEREO IMAGES

K000224	Eastman Kodak Company	US		13/079,177	4/4/2011		PRINTING CONDUCTIVE LINES

K000226	Eastman Kodak Company	US		13/097,137	4/29/2011		INKJET PRINTING FLUID

K000227	Eastman Kodak Company	US		13/115,482	5/25/2011		LIQUID EJECTION METHOD USING
DROP VELOCITY MODULATION

K000228	Eastman Kodak Company	US	8382259	13/115,434	5/25/2011	2/26/2013	EJECTING LIQUID USING DROP
CHARGE AND MASS

K000229	Eastman Kodak Company	DE		102011117494.3	10/31/2011		WEB PRESS CONFIGURATION WITH
PAPER TRANSPORT VIA DRUM

K000229	Eastman Kodak Company	US		13/660,278	10/25/2012		LIFTING SUBSTRATE WITH AIR
CUSHION WHILE PRINTING

K000229	Eastman Kodak Company	US		13/660,307	10/25/2012		SUBSTRATE WEB SUCTION FOR
PRINTING

K000230	Eastman Kodak Company	US		13/152,305	6/3/2011		Z-FOLD SIGNATURE FINISHING
METHOD

K000231	Eastman Kodak Company	US		13/152,302	6/3/2011		Z-FOLD SIGNATURE FINISHING
SYSTEM AND PRINTER

K000232	Eastman Kodak Company	US		13/076,609	3/31/2011		BINDER CLIP

K000233	Eastman Kodak Company	US	8398223	13/076,976	3/31/2011	3/19/2013	INKJET PRINTING PROCESS

K000234	Eastman Kodak Company	US		13/245,931	9/27/2011		INKJET PRINTING USING LARGE
PARTICLES

K000234	Eastman Kodak Company	WO		PCT/US12/54978 9/13/2012			INKJET PRINTING USING LARGE
PARTICLES

K000236	Eastman Kodak Company	US		13/095,953	4/28/2011		METHOD OF ADVANCING
SUCCESSIVE SHEETS OF MEDIA

K000240	Eastman Kodak Company	US		13/100,413	5/4/2011		OFFSET IMAGING SYSTEM

K000241	Eastman Kodak Company	US		13/080,846	4/6/2011		DECODING MULTI-RESOLUTION
OPTICAL CODES

K000242	Eastman Kodak Company	US		13/156,602	6/9/2011		METHOD FOR AUTHENTICATING
SECURITY MARKERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000243	Eastman Kodak Company	US		13/110,225	5/18/2011		AUGMENTED-REALITY MOBILE COMMUNICATOR WITH ORIENTATION

K000244	Eastman Kodak Company	US		13/110,232	5/18/2011		METHOD FOR COMPILING INFORMATION FROM MOBILE COMMUNICATORS

K000245	Eastman Kodak Company	US		13/110,244	5/18/2011		INFORMATION SOURCE FOR MOBILE COMMUNICATORS

K000246	Eastman Kodak Company	US		13/089,528	4/19/2011		FLUID EJECTOR INCLUDING MEMS COMPOSITE TRANSDUCER

K000246	Eastman Kodak Company	WO		PCT/US12/32047	4/4/2012		FLUID EJECTOR INCLUDING MEMS COMPOSITE TRANSDUCER

K000247	Eastman Kodak Company	US		13/089,542	4/19/2011		FLUID EJECTION USING MEMS COMPOSITE TRANSDUCER

K000248	Eastman Kodak Company	US		13/089,513	4/19/2011		ULTRASONIC TRANSMITTER AND RECEIVER WITH COMPLIANT MEMBRANE

K000249	Eastman Kodak Company	US		13/089,524	4/19/2011		METHOD OF OPERATING AN ULTRASONIC TRANSMITTER AND RECEIVER

K000250	Eastman Kodak Company	US		13/156,620	6/9/2011		AUTHENTICATION OF A SECURITY MARKER

K000250	Eastman Kodak Company	WO		PCT/US12/40109	5/31/2012		AUTHENTICATION OF A SECURITY MARKER

K000251	Eastman Kodak Company	US		13/089,507	4/19/2011		ENERGY HARVESTING DEVICE INCLUDING MEMS COMPOSITE TRANSDUCER

K000252	Eastman Kodak Company	US		13/089,500	4/19/2011		ENERGY HARVESTING USING MEMS COMPOSITE TRANSDUCER

K000253	Eastman Kodak Company	US		13/089,563	4/19/2011		FLOW-THROUGH EJECTION SYSTEM INCLUDING COMPLIANT MEMBRANE TRANSDUCER

K000253	Eastman Kodak Company	WO		PCT/US12/32074	4/4/2012		FLOW-THROUGH EJECTION SYSTEM INCLUDING COMPLIANT MEMBRANE TRANSDUCER

K000254	Eastman Kodak Company	US		13/089,582	4/19/2011		FLOW-THROUGH LIQUID EJECTION USING COMPLIANT MEMBRANE TRANSDUCER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000255	Eastman Kodak Company	US		13/089,594	4/19/2011		CONTINUOUS LIQUID EJECTION
USING COMPLIANT MEMBRANE
TRANSDUCER

K000256	Eastman Kodak Company	US		13/118,788	5/31/2011		AN INKJET PRINTER HAVING
AUTOMATED CALIBRATION

K000257	Eastman Kodak Company	US		13/089,610	4/19/2011		FLOW-THROUGH EJECTION SYSTEM
INCLUDING COMPLIANT MEMBRANE
TRANSDUCER

K000258	Eastman Kodak Company	US		13/089,632	4/19/2011		FLOW-THROUGH LIQUID EJECTION
USING COMPLIANT MEMBRANE
TRANSDUCER

K000259	Eastman Kodak Company	US		13/094,218	4/26/2011		FORWARD FACING SCANNER

K000260	Eastman Kodak Company	US		13/165,182	6/21/2011		METHOD OF FILTERING COLOR
MEASUREMENT DATA

K000261	Eastman Kodak Company	US		13/099,391	5/3/2011		VIDEO SUMMARIZATION USING
AUDIO AND VISUAL CUES

K000262	Eastman Kodak Company	US		13/245,971	9/27/2011		ELECTROGRAPHIC PRINTING USING
FLUIDIC CHARGE DISSIPATION

K000269	Eastman Kodak Company	TW		191115846	5/3/2012		METHOD FOR OFFSET IMAGING

K000269	Eastman Kodak Company	US		13/100,428	5/4/2011		METHOD FOR OFFSET IMAGING

K000269	Eastman Kodak Company	WO		PCT/US12/33413	4/13/2012		METHOD FOR OFFSET IMAGING

K000270	Eastman Kodak Company	US		13/193,671	7/29/2011		ELECTROPHOTOGRAPHIC PRINTER
AND CLEANING SYSTEM WITH
SCRAPER CLEANING SYSTEM

K000271	Eastman Kodak Company	US		13/238,417	9/21/2011		ELECTROPHOTOGRAPHIC PRINTER
AND TRANSITIONAL CLEANING
SYSTEM

K000272	Eastman Kodak Company	US		13/117,174	5/27/2011		CLEANING BLADE MEMBER AND
APPARATUS WITH CONTROLLED
TRIBOCHARGING

K000273	Eastman Kodak Company	US		13/334,473	12/22/2011		INKJET PRINTER FOR SEMI-POROUS
OR NON-ABSORBENT SURFACES

K000274	Eastman Kodak Company	US		13/334,683	12/22/2011		LIQUID ENHANCED FIXING METHOD

K000275	Eastman Kodak Company	US		13/152,301	6/3/2011		Z-FOLD SIGNATURE MEDIA

K000276	Eastman Kodak Company	US		13/298,358	11/17/2011		PRODUCING A DEINKABLE PRINT

K000276	Eastman Kodak Company	WO		PCT/US12/64982	11/14/2012		PRODUCING A DEINKABLE PRINT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000277	Eastman Kodak Company	US		13/298,361	11/17/2011		DEINKABLE PRINT

K000280	Eastman Kodak Company	US		13/298,365	11/17/2011		PRODUCING A DEINKABLE PRINT

K000281	Eastman Kodak Company	US		13/245,957	9/27/2011		LARGE-PARTICLE INKJET PRINTING
ON SEMIPOROUS PAPER

K000282	Eastman Kodak Company	US		13/220,776	8/30/2011		ELECTROPHOTOGRAPHIC PRINTER
WITH COMPRESSIBLE-BACKUP
TRANSFER STATION

K000282	Eastman Kodak Company	WO		PCT/US12/51657	8/21/2012		ELECTROPHOTOGRAPHIC PRINTER
WITH COMPRESSIBLE-BACKUP
TRANSFER STATION

K000283	Eastman Kodak Company	US		13/188,537	7/22/2011		ELECTROPHOTOGRAPHIC PRINTER
TRANSFER STATION WITH SKI

K000285	Eastman Kodak Company	TW		101130892	8/24/2012		TRANSISTOR INCLUDING SINGLE
LAYER REENTRANT PROFILE

K000285	Eastman Kodak Company	US		13/218,482	8/26/2011		TRANSISTOR INCLUDING SINGLE
LAYER REENTRANT PROFILE

K000285	Eastman Kodak Company	WO		PCT/US12/51250	8/17/2012		TRANSISTOR INCLUDING SINGLE
LAYER REENTRANT PROFILE

K000286	Eastman Kodak Company	US		13/455,167	4/25/2012		ELECTRONIC STORAGE SYSTEM
WITH CODE CIRCUIT

K000292	Eastman Kodak Company	US		13/352,614	1/18/2012		METHOD FOR REDUCING GRAPHITE
OXIDE

K000293	Eastman Kodak Company	US		13/541,784	7/5/2012		ANNULAR INTERMEDIATE TRANSFER
MEMBERS, APPARATUS AND USE

K000294	Eastman Kodak Company	US		13/108,273	5/16/2011		PHOTOCURING METHODS AND
ARTICLES PREPARED THEREFROM

K000297	Eastman Kodak Company	US		13/095,006	4/27/2011		APPARATUS FOR ELIMINATING
BACKGROUND NOISE

K000298	Eastman Kodak Company	US		13/245,947	9/27/2011		INKJET PRINTER USING LARGE
PARTICLES

K000301	Eastman Kodak Company	US		13/114,097	5/24/2011		DEPOSITING TEXTURE ON RECEIVER

K000302	Eastman Kodak Company	US		13/334,495	12/22/2011		PRINTER FOR USE WITH LOCALLY
DISTORTABLE MEDIUMS

K000305	Eastman Kodak Company	US		13/334,487	12/22/2011		METHOD FOR PRINTING ON
LOCALLY DISTORTABLE MEDIUMS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000310	Eastman Kodak Company	US		13/096,010	4/28/2011		AIR EXTRACTION METHOD FOR
INKJET PRINTHEAD

K000312	Eastman Kodak Company	JP		2012-147310	6/29/2012		Developer for Lithographic Printing
Plates

K000313	Eastman Kodak Company	US		13/277,266	10/20/2011		ON-PRESS DEVELOPABLE
LITHOGRAHIC PRINTING PLATE
PRECURSORS

K000315	Eastman Kodak Company	US		13/068,931	5/24/2011		TARGET COLOR RECIPES

K000323	Eastman Kodak Company	US		13/112,024	5/20/2011		IMAGING PRODUCT SELECTION
METHOD

K000330	Eastman Kodak Company	US		13/245,893	9/27/2011		LASER-ENGRAVEABLE
FLEXOGRAPHIC PRINTING
PRECURSORS AND METHODS OF
IMAGING

K000333	Eastman Kodak Company	US		13/280,469	10/25/2011		VISCOSITY MODULATED DUAL FEED
CONTINUOUS LIQUID EJECTOR

K000333	Eastman Kodak Company	WO		PCT/US12/61409	10/23/2012		VISCOSITY MODULATED DUAL FEED
CONTINUOUS LIQUID EJECTOR

K000335	Eastman Kodak Company	US		13/217,618	8/25/2011		PRINTING SYSTEM HAVING
MULTIPLE SIDED PATTERN
REGISTRATION

K000336	Eastman Kodak Company	US		13/240,051	9/22/2011		CONFIGURING A MODULAR
PRINTING SYSTEM

K000338	Eastman Kodak Company	US		13/156,572	6/9/2011		COUPLED MULTI-WAVELENGTH
CONFOCAL SYSTEMS FOR
DISTANCE MEASUREMENTS

K000338	Eastman Kodak Company	WO		PCT/US12/40166	5/31/2012		COUPLED MULTI-WAVELENGTH
CONFOCAL SYSTEMS FOR
DISTANCE MEASUREMENTS

K000339	Eastman Kodak Company	US		13/400,164	2/20/2012		AUTOMATED PRINT AND IMAGE
CAPTURE POSITION ADJUSTMENT

K000340	Eastman Kodak Company	US		13/214,524	8/22/2011		RADIATION-SENSITIVE SUBSTRATE

K000341	Eastman Kodak Company	US		13/220,795	8/30/2011		PRINTER WITH COMPRESSIBLE AND
INCOMPRESSIBLE TRANSFER
BACKUPS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000342	Eastman Kodak Company	US		13/185,846	7/19/2011		EMBEDDING DATA IN A HALFTONE IMAGE

K000343	Eastman Kodak Company	US		13/182,755	7/14/2011		PRODUCING INK DROPS IN A PRINTING APPARATUS

K000344	Eastman Kodak Company	US		13/592,443	8/23/2012		METHOD OF ADJUSTING DROP VOLUME

K000349	Eastman Kodak Company	US		13/181,760	7/13/2011		METHOD FOR PROVIDING DYNAMIC OPTICAL ILLUSION IMAGES

K000350	Eastman Kodak Company	US		13/118,671	5/31/2011		PRINTING APPARATUS WITH PIVOTABLE CLEANOUT MEMBER

K000351	Eastman Kodak Company	US		13/191,800	7/27/2011		MULTI-COMPONENT DUPLEX PRINTER

K000352	Eastman Kodak Company	US		13/161,627	6/16/2011		TASK ALLOCATION IN A COMPUTER NETWORK

K000353	Eastman Kodak Company	US		13/221,940	8/31/2011		LITHOGRAPHIC PRINTING PLATE PRECURSORS FOR ON-PRESS DEVELOPMENT

K000353	Eastman Kodak Company	WO		PCT/US12/51703	8/21/2012		LITHOGRAPHIC PRINTING PLATE PRECURSORS FOR ON-PRESS DEVELOPMENT

K000357	Eastman Kodak Company	US		13/161,634	6/16/2011		IMAGE PROCESSING IN A COMPUTER NETWORK

K000359	Eastman Kodak Company	US		13/118,805	5/31/2011		A METHOD FOR ADJUSTING A SENSOR RESPONSE

K000360	Eastman Kodak Company	US		13/161,593	6/16/2011

K000361	Eastman Kodak Company	US		13/235,789	9/19/2011		ANTIBACTERIAL AND ANTIFUNGAL PROTECTION FOR TONER IMAGE

K000361	Eastman Kodak Company	WO		PCT/US12/55289	9/14/2012		ANTIBACTERIAL AND ANTIFUNGAL PROTECTION FOR TONER IMAGE

K000363	Eastman Kodak Company	US		13/118,656	5/31/2011		PRINTING METHOD WITH PIVOTABLE DUPLEXING UNIT

K000364	Eastman Kodak Company	US		13/212,223	8/18/2011		ELECTRICAL RECONDITIONING FOR PRINTER PHOTORECEPTOR

K000367	Eastman Kodak Company	US		13/173,271	6/30/2011		PROCESS FOR ADHERING SURFACE TREATMENT TO TONER

K000368	Eastman Kodak Company	US		13/118,683	5/31/2011		METHOD OF PIVOTABLE CLEANOUT MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000370	Eastman Kodak Company	US		13/536,150	6/28/2012		IDENTIFYING A LINEHEAD
PRODUCING AN ARTIFACT IN
CONTENT PRINTED ON A MOVING
PRINT MEDIA

K000371	Eastman Kodak Company	US		13/562,369	7/31/2012		INCORRECT STITCHING DETECTION IN A PRINTING SYSTEM

K000373	Eastman Kodak Company	US		13/163,787	6/20/2011		METHOD FOR MAKING MULTI-
ELEMENT IMAGE TEMPLATES

K000374	Eastman Kodak Company	US		13/484,369	5/31/2012		DETECTING STRETCH OR SHRINK IN PRINT MEDIA

K000376	Eastman Kodak Company	US		13/481,984	5/29/2012		DETECTING STRETCH OR SHRINK IN PRINT MEDIA

K000377	Eastman Kodak Company	US		13/197,348	8/3/2011		SEMANTIC MAGAZINE PAGES

K000378	Eastman Kodak Company	US		13/332,415	12/21/2011		INTEGRATED IMAGING SYSTEM FOR PRINTING SYSTEMS

K000379	Eastman Kodak Company	US		13/548,247	7/13/2012		EDGE DETECTION IN A PRINTING
SYSTEM

K000380	Eastman Kodak Company	US		13/671,880	11/8/2012		CORRECTING WEB SKEW IN A
PRINTING SYSTEM

K000380	Eastman Kodak Company	US		61/640,151	4/30/2012		CORRECTING WEB SKEW IN A
PRINTING SYSTEM

K000381	Eastman Kodak Company	US		13/156,574	6/9/2011		COUPLED MULTI-WAVELENGTH
CONFOCAL SYSTEMS FOR
DISTANCE MEASUREMENTS

K000382	Eastman Kodak Company	US		13/663,839	10/30/2012		WEB SKEW COMPENSATION IN A
PRINTING SYSTEM

K000383	Eastman Kodak Company	US		13/536,189	6/28/2012		CORRECTING WEB SKEW IN A
PRINTING SYSTEM

K000384	Eastman Kodak Company	US		13/612,915	9/13/2012		REDUCING CONDENSATION
ACCUMULATION IN PRINTING
SYSTEMS

K000385	Eastman Kodak Company	US		13/362,129	1/31/2012		PROCESSING IMAGES FROM
MULTIPLE SCANNERS

K000386	Eastman Kodak Company	US		13/362,419	1/31/2012		IMAGE PROCESSING UNIT FOR
SUPPORTING MULTIPLE SCANNERS

K000387	Eastman Kodak Company	US		13/156,665	6/9/2011		AUTHENTICATION OF A SECURITY MARKER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000388	Eastman Kodak Company	US		13/247,246	9/28/2011		METHOD FOR CREATING AN INDEX
USING AN ALL-IN-ONE PRINTER AND
ADJUSTABLE GROUPING
PARAMETERS

K000392	Eastman Kodak Company	US		13/205,253	8/8/2011		NOTCHLESS CORE

K000396	Eastman Kodak Company	US		13/171,895	6/29/2011		ARTICLE WITH METAL GRID
COMPOSITE AND METHODS OF
PREPARING

K000396	Eastman Kodak Company	WO		PCT/US12/42873	6/18/2012		ARTICLE WITH METAL GRID
COMPOSITE AND METHODS OF
PREPARING

K000397	Eastman Kodak Company	US		13/334,453	12/22/2011		INKJET PRINTING ON SEMI-POROUS
OR NON-ABSORBENT SURFACES

K000399	Eastman Kodak Company	US		13/312,658	12/6/2011		PRINTER DRIVER CACHING
ARCHITECTURE

K000404	Eastman Kodak Company	US		13/334,199	12/22/2011		PROCESS FOR PREPARING POROUS
POLYMER PARTICLES

K000405	Eastman Kodak Company	US		13/217,376	8/25/2011		METHOD FOR SEGMENTING A
COMPOSITE IMAGE

K000407	Eastman Kodak Company	US		13/245,105	9/26/2011		ELECTROPHOTOGRAPHIC PRINTER
DEVELOPMENT SYSTEM WITH
MULTIPLE AUGERS

K000408	Eastman Kodak Company	US		13/245,111	9/26/2011		METHOD FOR ELECTROPHOTOGRAPHIC PRINTING

K000409	Eastman Kodak Company	US		13/278,241	10/21/2011		DEVELOPMENT ROLLER WITH
INCREASING MAGNETIC FIELD

K000409	Eastman Kodak Company	WO		PCT/US12/55305	9/14/2012		DEVELOPMENT ROLLER WITH
INCREASING MAGNETIC FIELD

K000410	Eastman Kodak Company	US		13/214,483	8/22/2011		COMBINED WASTE COLLECTION
AND TONING STATION

K000415	Eastman Kodak Company	US		13/300,183	11/18/2011		SYSTEM FOR MAINTAINING PROPER
PAGE SEQUENCE WHILE REDUCING
PRINTER ARTIFACTS

K000415	Eastman Kodak Company	WO		PCT/US12/65189	11/15/2012		THERMAL PRINTER WITH MULTIPLE
PRINTHEADS

K000417	Eastman Kodak Company	US		13/170,734	6/28/2011		MAKING A MICROFLUIDIC DEVICE
WITH IMPROVED ADHESION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000418	Eastman Kodak Company	US		13/220,769	8/30/2011		PRODUCING MATTE-FINISH PRINT ON RECEIVER

K000419	Eastman Kodak Company	US		13/171,743	6/29/2011		DEPOSITING JOB-SPECIFIED TEXTURE ON RECEIVER

K000421	Eastman Kodak Company	US		13/548,256	7/13/2012		EDGE DETECTION IN A PRINTING SYSTEM

K000422	Eastman Kodak Company	US		13/334,574	12/22/2011		INKJET PRINTING METHOD WITH ENHANCED DEINKABILITY

K000423	Eastman Kodak Company	US		13/171,769	6/29/2011		DEPOSITING TEXTURE FOR JOB ON RECEIVER

K000425	Eastman Kodak Company	US		13/239,435	9/22/2011		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000425	Eastman Kodak Company	WO		PCT/US12/54705	9/12/2012		NEGATIVE-WORKING LITHOGRAPHIC
PRINTING PLATE PRECURSORS

K000426	Eastman Kodak Company	US		13/239,442	9/22/2011		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS WITH IR DYES

K000426	Eastman Kodak Company	WO		PCT/US12/55437	9/14/2012		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000428	Eastman Kodak Company	US		13/190,504	7/26/2011		INKJET PRINTHEAD WITH TEST RESISTORS

K000429	Eastman Kodak Company	US		13/220,800	8/30/2011		PRINTER PRODUCING SELECTED- FINISH PRINT ON RECEIVER

K000430	Eastman Kodak Company	US		13/205,718	8/9/2011		OFFSET IMAGING SYSTEM

K000430	Eastman Kodak Company	WO		PCT/US12/47098	7/18/2012		OFFSET IMAGING SYSTEM

K000433	Eastman Kodak Company	US		13/221,966	8/31/2011		DROP EJECTOR SHAPE FOR IMPROVED REFILL

K000434	Eastman Kodak Company	US		13/191,492	7/27/2011		INKJET PRINTHEAD WITH LAYERED CERAMIC MOUNTING SUBSTRATE

K000435	Eastman Kodak Company	US		13/246,056	9/27/2011		USB CONNECTION BETWEEN TWO ELECTRONICS BOARDS

K000436	Eastman Kodak Company	US		13/238,559	9/21/2011		SUPPORT FOR CARRIAGE GUIDE IN PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000437	Eastman Kodak Company	US		13/249,281	9/30/2011		LIQUID EJECTION DEVICE WITH
PLANARIZED NOZZLE PLATE

K000438	Eastman Kodak Company	US		13/181,780	7/13/2011		PRINTED DYNAMIC OPTICAL
ILLUSION IMAGES

K000439	Eastman Kodak Company	US	8385640	13/181,828	7/13/2011	2/26/2013	SYSTEM FOR CONTROLLING
DYNAMIC OPTICAL ILLUSION IMAGES

K000440	Eastman Kodak Company	TW		101136031	9/28/2012		VERTICAL TRANSISTOR HAVING
REDUCED PARASITIC CAPACITANCE

K000440	Eastman Kodak Company	US		13/248,488	9/29/2011		VERTICAL TRANSISTOR HAVING
REDUCED PARASITIC CAPACITANCE

K000440	Eastman Kodak Company	WO		PCT/US12/54982	9/13/2012		VERTICAL TRANSISTOR HAVING
REDUCED PARASITIC CAPACITANCE

K000441	Eastman Kodak Company	US		13/401,934	2/22/2012		VERTICAL TRANSISTOR ACTUATION

K000442	Eastman Kodak Company	DE		202011104618.8	8/17/2011		TONER FOR ELECTROPHOTOGRAPHIC PRINTING OF ELECTRICAL CONDUCTORS

K000442	Eastman Kodak Company	WO		PCT/US11/48015	8/17/2011		ELECTROPHOTOGRAPHIC PRINTING
OF ELECTRICAL CONDUCTORS

K000447	Eastman Kodak Company	US		13/178,717	7/8/2011		AUTOMATIC CROSS-TRACK DENSITY
CORRECTION METHOD

K000449	Eastman Kodak Company	US		13/303,520	11/23/2011		PRODUCING GLOSS WATERMARK
ON RECEIVER

K000450	Eastman Kodak Company	US		13/238,261	9/21/2011		INTEGRAL CUSHION FOR
FLEXOGRAPHIC PRINTING PLATES

K000450	Eastman Kodak Company	WO		PCT/US12/55294	9/14/2012		INTEGRAL CUSHION FOR
FLEXOGRAPHIC PRINTING PLATES

K000451	Eastman Kodak Company	US		13/326,421	12/15/2011		REDUCING CONDENSATION
ACCUMULATION IN PRINTING
SYSTEMS

K000452	Eastman Kodak Company	US		13/326,435	12/15/2011		REDUCING CONDENSATION
ACCUMULATION IN PRINTING
SYSTEMS

K000453	Eastman Kodak Company	US		13/326,449	12/15/2011		TURNBAR AND TURNOVER MODULE
FOR PRINTING SYSTEMS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000454	Eastman Kodak Company	US		13/424,416	3/20/2012		DROP PLACEMENT ERROR REDUCTION IN ELECTROSTATIC PRINTER

K000454	Eastman Kodak Company	WO		PCT/US13/31223	3/14/2013		DROP PLACEMENT ERROR REDUCTION IN ELECTROSTATIC PRINTER

K000456	Eastman Kodak Company	US		13/272,599	10/13/2011		DETERMINING DOCUMENT CHARACTERISTICS PRIOR TO SCANNING

K000456	Eastman Kodak Company	WO		PCT/US12/54997	9/13/2012		DETERMINING DOCUMENT
CHARACTERISTICS PRIOR TO SCANNING

K000459	Eastman Kodak Company	US		13/435,025	3/30/2012		TESTING OF NOZZLES USED IN PRINTING SYSTEMS

K000463	Eastman Kodak Company	TW		101145259	12/3/2012		METHOD OF MAKING ELECTRONIC DEVICES

K000463	Eastman Kodak Company	US		13/310,831	12/5/2011		METHOD OF MAKING ELECTRONIC DEVICES USING SELECTIVE DEPOSITION

K000463	Eastman Kodak Company	WO		PCT/US12/67838	12/5/2012		METHOD OF MAKING ELECTRONIC DEVICES USING SELECTIVE DEPOSITION

K000465	Eastman Kodak Company	US		13/190,505	7/26/2011		METHOD OF CHARACTERIZING ARRAY OF RESISTIVE HEATERS

K000467	Eastman Kodak Company	US		13/275,424	10/18/2011		HIGHLY-CONFINED SEMICONDUCTOR NANOCRYSTALS

K000467	Eastman Kodak Company	WO		PCT/US12/55008	9/13/2012		HIGHLY-CONFINED
SEMICONDUCTOR NANOCRYSTALS

K000471	Eastman Kodak Company	US		13/562,687	7/31/2012		WRINKLE ELIMINATION FOR SOLID INKJET WEB PRINTER

K000473	Eastman Kodak Company	US		13/589,553	8/20/2012		CONTROLLING GLOSS IN A SOLID INK JET PRINT

K000489	Eastman Kodak Company	US		13/191,495	7/27/2011		METHOD OF FABRICATING A
LAYERED CERAMIC SUBSTRATE

K000502	Eastman Kodak Company	US		13/281,844	10/26/2011		INK DISTRIBUTION CONFIGURATION FOR CARRIAGE INKJET PRINTER

K000503	Eastman Kodak Company	US		13/327,809	12/16/2011		PRINTING ON A RANDOMLY ORDERED STACK OF MEDIA

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000504	Eastman Kodak Company	US		13/248,560	9/29/2011		PRODUCING A VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

K000512	Eastman Kodak Company	US		13/193,932	7/29/2011		DOUBLE SLEEVED ROLLER FOR USE IN AN ELECTROSTATOGRAPHIC MACHINE

K000515	Eastman Kodak Company	US		13/276,510	10/19/2011		GEOGRAPHICALLY BASED HUMIDITY ADJUSTMENT OF PRINTHEAD MAINTENANCE

K000518	Eastman Kodak Company	US		13/307,523	11/30/2011		CARRIAGE PRINTER WITH ADAPTIVE MOTION CONTROL

K000519	Eastman Kodak Company	US		13/270,259	10/11/2011		INFRARED FLUORESCENT COMPOSITION HAVING POLYVINYL ACETAL BINDER

K000519	Eastman Kodak Company	WO		PCT/US12/59275	10/9/2012

K000520	Eastman Kodak Company	US		13/530,161	6/22/2012		CONTROLLING DROP CHARGE USING DROP MERGING DURING PRINTING

K000525	Eastman Kodak Company	US		13/277,334	10/20/2011		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF IMAGING

K000527	Eastman Kodak Company	US		13/205,726	8/9/2011		METHOD FOR OFFSET MEDIA SYSTEM

K000528	Eastman Kodak Company	US		13/229,944	9/12/2011		IMAGING HEAD FOR A FLAT BED SCANNER

K000530	Eastman Kodak Company	US		13/218,487	8/26/2011		ACTUATING TRANSISTOR INCLUDING SINGLE LAYER REENTRANT PROFILE

K000531	Eastman Kodak Company	US		13/218,490	8/26/2011		PRODUCING TRANSISTOR INCLUDING SINGLE LAYER REENTRANT PROFILE

K000533	Eastman Kodak Company	US		13/214,550	8/22/2011		METHOD OF MAKING A RADIATION- SENSITIVE SUBSTRATE

K000534	Eastman Kodak Company	US		13/214,471	8/22/2011		ANGLED MAGNETIC AUGER FOR A DEVELOPER STATION

K000538	Eastman Kodak Company	US		13/305,815	11/29/2011		TRANSPARENT CAPACITOR WITH MULTI-LAYER GRID STRUCTURE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000539	Eastman Kodak Company	US		13/213,141	8/19/2011		MANDREL FOR ELECTROFORM FILTER INCLUDING UNIFORM PORES

K000540	Eastman Kodak Company	US		13/213,143	8/19/2011		PRINTING SYSTEM INCLUDING FILTER WITH UNIFORM PORES

K000541	Eastman Kodak Company	US		13/245,894	9/27/2011		METHOD OF MAKING LASER-ENGRAVEABLE FLEXOGRAPHIC PRINTING PRECURSORS

K000543	Eastman Kodak Company	US		13/230,006	9/12/2011		PAGE COMPLEXITY ANALYZER

K000545	Eastman Kodak Company	US		13/217,631	8/25/2011		MULTIPLE SIDED MEDIA PATTERN REGISTRATION SYSTEM

K000546	Eastman Kodak Company	US		13/217,651	8/25/2011		REGISTERING PATTERNS ON MULTIPLE MEDIA SIDES

K000547	Eastman Kodak Company	US		13/217,665	8/25/2011		PRINTING REGISTERED PATTERNS ON MULTIPLE MEDIA SIDES

K000552	Eastman Kodak Company	US		13/357,060	1/24/2012		ANTIBACTERIAL AND ANTIFUNGAL PROTECTION FOR INK JET IMAGE

K000552	Eastman Kodak Company	WO		PCT/US13/22380	1/21/2013		ANTIBACTERIAL AND ANTIFUNGAL PROTECTION FOR INK JET IMAGE

K000553	Eastman Kodak Company	US		13/362,180	1/31/2012		IMAGE PROCESSING MANAGEMENT

K000556	Eastman Kodak Company	US		13/229,980	9/12/2011		IMAGING HEAD FOR A FLAT BED SCANNER

K000557	Eastman Kodak Company	US		13/445,114	4/12/2012		MAKING STACKED PANCAKE MOTORS USING PATTERNED ADHESIVES

K000558	Eastman Kodak Company	US		13/537,240	6/29/2012		FLAT FIELD AND DENSITY CORRECTION IN PRINTING SYSTEMS

K000559	Eastman Kodak Company	US		13/245,964	9/27/2011		LARGE-PARTICLE SEMIPOROUS- PAPER INKJET PRINTER

K000561	Eastman Kodak Company	US		13/245,977	9/27/2011		ELECTROGRAPHIC PRINTER USING FLUIDIC CHARGE DISSIPATION

K000568	Eastman Kodak Company	US		13/270,260	10/11/2011		COMPACT VIEWER FOR INVISIBLE INDICIA

K000570	Eastman Kodak Company	US		13/222,156	8/31/2011		DISLODGING AND REMOVING BUBBLES FROM INKJET PRINTHEAD

K000572	Eastman Kodak Company	US		13/230,034	9/12/2011		PAGE COMPLEXITY ANALYZER

K000579	Eastman Kodak Company	US		13/359,865	1/27/2012		PRESSURE REGULATION FOR INKJET PRINTER INK SUPPLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000585	Eastman Kodak Company	US		13/305,801	11/29/2011		PRINTHEAD MAINTENANCE BASED ON INK SUPPLY INTERRUPTION

K000587	Eastman Kodak Company	US		13/332,406	12/21/2011		PRINTING INK IMAGE USING POLYMER OR SALT

K000589	Eastman Kodak Company	US		13/303,542	11/23/2011		GLOSS-WATERMARK-PRODUCING APPARATUS

K000590	Eastman Kodak Company	US		13/406,557	2/28/2012		TRANSFER UNIT WITH
COMPENSATION FOR VARIATION

K000591	Eastman Kodak Company	US		13/228,919	9/9/2011		MICROFLUIDIC DEVICE WITH MULTILAYER COATING

K000591	Eastman Kodak Company	WO		PCT/US12/53745	9/5/2012		MICROFLUIDIC DEVICE WITH
MULTILAYER COATING

K000592	Eastman Kodak Company	US		13/348,674	1/12/2012		POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000596	Eastman Kodak Company	US	8273654	13/248,576	9/29/2011	9/25/2012	PRODUCING A VERTICAL TRANSISTOR INCLUDING REENTRANT PROFILE

K000605	Eastman Kodak Company	US		13/240,112	9/22/2011		OPERATING A SELECTIVELY INTERCONNECTED MODULAR PRINTING SYSTEM

K000605	Eastman Kodak Company	WO		PCT/US12/55297	9/14/2012		OPERATING A SELECTIVELY
INTERCONNECTED MODULAR PRINTING SYSTEM

K000606	Eastman Kodak Company	US		13/547,152	7/12/2012		LARGE-PARTICLE INKJET DISCHARGED-AREA DEVELOPMENT PRINTING

K000608	Eastman Kodak Company	US		13/234,695	9/16/2011		INK SET FOR CONTINUOUS INKJET PRINTING

K000611	Eastman Kodak Company	US		13/234,745	9/16/2011		CONTINUOUS INKJET PRINTING METHOD

K000612	Eastman Kodak Company	US		13/547,279	7/12/2012		LARGE-PARTICLE INKJET DISCHARGED-AREA DEVELOPMENT PRINTING

K000613	Eastman Kodak Company	US		13/251,456	10/3/2011		STEREOSCOPIC PROJECTOR USING SPECTRALLY-ADJACENT COLOR BANDS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000613	Eastman Kodak Company	WO		PCT/US12/55346	9/14/2012		STEREOSCOPIC PROJECTOR USING SPECTRALLY-ADJACENT COLOR BANDS

K000614	Eastman Kodak Company	US		13/251,472	10/3/2011		STEREOSCOPIC PROJECTOR USING SCROLLING COLOR BANDS

K000614	Eastman Kodak Company	WO		PCT/US12/58222	10/1/2012		STEREOSCOPIC PROJECTOR USING SCROLLING COLOR BANDS

K000616	Eastman Kodak Company	US		13/312,003	12/6/2011		COLOR MULTICHANNEL DISPLAY SYSTEM USING ILLUMINATION DETECTOR

K000617	Eastman Kodak Company	US		13/238,280	9/21/2011		INTEGRAL CUSHION FOR FLEXOGRAPHIC PRINTING PLATES

K000625	Eastman Kodak Company	US		13/270,273	10/11/2011		METHOD FOR VIEWING INVISIBLE INDICIA

K000626	Eastman Kodak Company	US		13/249,299	9/30/2011		FORMING A PLANAR FILM OVER MICROFLUIDIC DEVICE OPENINGS

K000629	Eastman Kodak Company	US		13/279,370	10/24/2011		SAFETY COMPONENT IN A PROGRAMMABLE COMPONENTS CHAIN

K000630	Eastman Kodak Company	US		13/248,518	9/29/2011		PRODUCING VERTICAL TRANSISTOR HAVING REDUCED PARASITIC CAPACITANCE

K000631	Eastman Kodak Company	US		13/249,345	9/30/2011		PRINTER WITH WAX MANAGEMENT SYSTEM

K000632	Eastman Kodak Company	US		13/280,683	10/25/2011		IMPROVED INK REDUCTION METHOD

K000633	Eastman Kodak Company	US		13/249,341	9/30/2011		WAX MANAGEMENT SYSTEM

K000634	Eastman Kodak Company	US		13/316,593	12/12/2011		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF RELIEF IMAGING

K000634	Eastman Kodak Company	WO		PCT/US12/68890	12/11/2012		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF RELIEF IMAGING

K000635	Eastman Kodak Company	US		13/364,391	2/2/2012		MULTI-USER INTERACTIVE DISPLAY SYSTEM

K000637	Eastman Kodak Company	US		13/270,262	10/11/2011		INK HAVING POLYVINYL ACETAL BINDER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000638	Eastman Kodak Company	US		13/270,269	10/11/2011		ARTICLE PRINTED WITH INFRARED DYE

K000643	Eastman Kodak Company	US		13/478,205	5/23/2012		IDENTIFYING FLUID SUPPLIED THROUGH HOSE

K000645	Eastman Kodak Company	US		13/297,640	11/16/2011		COMPACT CONFIGURATION FOR A SCAN BAR ASSEMBLY

K000648	Eastman Kodak Company	TW		101145715	12/5/2012		USING AUDIO TO DETECT MISFEED OR MULTIFEED

K000648	Eastman Kodak Company	US		13/312,340	12/6/2011		COMBINED ULTRASONIC-BASED MULTIFEED DETECTION METHOD AND SOUND-BASED DAMAGE DETECTION METHOD

K000648	Eastman Kodak Company	WO		PCT/US12/67862	12/5/2012		COMBINED ULTRASONIC-BASED MULTIFEED DETECTION METHOD AND SOUND-BASED DAMAGE DETECTION METHOD

K000649	Eastman Kodak Company	US		13/307,406	11/30/2011		DOCUMENT SCANNER

K000649	Eastman Kodak Company	WO		PCT/US12/66972	11/29/2012		DOCUMENT SCANNER

K000653	Eastman Kodak Company	US	8362801	13/279,371	10/24/2011	1/29/2013	METHOD OF PROGRAMMING A SAFETY COMPONENT

K000654	Eastman Kodak Company	US		13/275,595	10/18/2011		METHOD OF MAKING HIGHLY-CONFINED SEMICONDUCTOR NANOCRYSTALS

K000656	Eastman Kodak Company	US		13/424,426	3/20/2012		DROP PLACEMENT ERROR REDUCTION IN ELECTROSTATIC PRINTER

K000657	Eastman Kodak Company	US		13/276,528	10/19/2011		WEATHER BASED HUMIDITY ADJUSTMENT OF PRINTHEAD MAINTENANCE

K000658	Eastman Kodak Company	US		13/276,550	10/19/2011		INDOOR HUMIDITY CONDITION ADJUSTMENT OF PRINTHEAD MAINTENANCE

K000659	Eastman Kodak Company	US		13/272,616	10/13/2011		DOCUMENT SCANNER

K000660	Eastman Kodak Company	US		13/421,951	3/16/2012		POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000660	Eastman Kodak Company	WO		PCT/US13/31893	3/15/2013		POSITIVE-WORKING LITHOGRAPHIC
PRINTING PLATE PRECURSORS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000661	Eastman Kodak Company	US		13/402,985	2/23/2012		DYNAMIC ANAGLYPHIC PRINTS

K000662	Eastman Kodak Company	US		13/358,560	1/26/2012		PRINTED DROP DENSITY RECONFIGURATION

K000663	Eastman Kodak Company	JP		2011-280339	12/21/2011		THERMAL POSITIVE LITHOGRAPHIC PRINTING PLATE PRECURSOR CONTAINING ALKALI-SOLUBLE POLYURETHANE HAVING SILOXANE UNIT

K000663	Eastman Kodak Company	WO		PCT/JP12/78554	10/30/2012		POSITIVE WORKING LITHOGRAPHIC PRINTING PLATE PRECURSOR AND PROCESS FOR PREPARING LITHOGRAPHIC PRINTING PLATE

K000666	Eastman Kodak Company	US		13/283,637	10/28/2011		MEASURING AMOUNT OF MEDIA DURING STACK COMPRESSION

K000669	Eastman Kodak Company	US		13/278,248	10/21/2011		METHOD FOR TRANSFERRING DEVELOPER

K000671	Eastman Kodak Company	US		13/534,072	6/27/2012		PRINT CONTENT DEPENDENT ADJUSTMENT OF PRINTED LIQUID

K000672	Eastman Kodak Company	US		13/281,861	10/26/2011		INK TANK CONFIGURATION FOR INKJET PRINTER

K000674	Eastman Kodak Company	US		13/278,762	10/21/2011		AIRFLOW MANAGEMENT SYSTEM FOR CORONA CHARGER

K000677	Eastman Kodak Company	US		13/280,702	10/25/2011		IMPROVED METHOD OF INK REDUCTION

K000678	Eastman Kodak Company	US		13/278,779	10/21/2011		AIRFLOW MANAGEMENT METHOD FOR CORONA CHARGER

K000679	Eastman Kodak Company	US		13/298,368	11/17/2011		DEINKING A PRINT

K000680	Eastman Kodak Company	US		13/285,264	10/31/2011		DETECTING RFID TAG AND
INHIBITING SKIMMING

K000681	Eastman Kodak Company	US		13/285,274	10/31/2011		AUTHORIZING RFID READER AND INHIBITING SKIMMING

K000683	Eastman Kodak Company	US		13/334,125	12/22/2011		INKJET INK COMPOSITION

K000683	Eastman Kodak Company	WO		PCT/US12/69180	12/12/2012		INKJET INK COMPOSITION

K000684	Eastman Kodak Company	US		13/282,512	10/27/2011		LOW THERMAL STRESS CATADIOPTRIC IMAGING OPTICS

K000684	Eastman Kodak Company	WO		PCT/US12/61762	10/25/2012		LOW THERMAL STRESS CATADIOPTRIC IMAGING OPTICS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000689	Eastman Kodak Company	US		13/312,501	12/6/2011		COMBINED ULTRASONIC-BASED MULTIFEED DETECTION SYSTEM AND SOUND-BASED DAMAGE DETECTION SYSTEM

K000704	Eastman Kodak Company	US		13/348,676	1/12/2012		METHOD FOR ENHANCING A DIGITIZED DOCUMENT

K000705	Eastman Kodak Company	US		13/792,329	3/11/2013		PRINTHEAD INCLUDING COANDA CATCHER WITH GROOVED RADIUS

K000707	Eastman Kodak Company	US		13/483,356	5/30/2012		VACUUM PULLDOWN OF A PRINT MEDIA IN A PRINTING SYSTEM

K000708	Eastman Kodak Company	US		13/358,545	1/26/2012		CONTROL ELEMENT FOR PRINTED DROP DENSITY RECONFIGURATION

K000708	Eastman Kodak Company	WO		PCT/US13/20741	1/9/2013		CONTROL ELEMENT FOR PRINTED DROP DENSITY RECONFIGURATION

K000709	Eastman Kodak Company	US		13/410,631	3/2/2012		CONTINUOUS INKJET PRINTER CLEANING METHOD

K000711	Eastman Kodak Company	US		13/285,649	10/31/2011		EDGE PRINTING MODULE

K000712	Eastman Kodak Company	US		13/285,666	10/31/2011		METHOD FOR OPERATING A PRINTING MODULE FOR EDGE PRINTING

K000718	Eastman Kodak Company	US		13/362,257	1/31/2012		PRODUCING GLOSS-WATERMARK PATTERN ON FIXING MEMBER

K000721	Eastman Kodak Company	DE		102012017403.9	9/3/2012		VERFAHREN UND VORICHTUNG ZUM REINIGEN EINES PHOTOLEITERS IN EINER DRUCKMASCHINE

K000734	Eastman Kodak Company	US		13/305,831	11/29/2011		MAKING TRANSPARENT CAPACITOR WITH MULTI-LAYER GRID

K000740	Eastman Kodak Company	US		13/307,447	11/30/2011		METHOD FOR SCANNING DOCUMENTS

K000741	Eastman Kodak Company	TW		101145710	12/5/2012		SOUND-BASED DAMAGE DETECTION

K000741	Eastman Kodak Company	US		13/312,601	12/6/2011		SOUND-BASED DAMAGE DETECTION

K000741	Eastman Kodak Company	WO		PCT/US12/67819	12/5/2012		SOUND-BASED DAMAGE DETECTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000742	Eastman Kodak Company	US		13/300,251	11/18/2011		PRINTING METHOD FOR MAINTAINING PROPER PAGE SEQUENCE WHILE REDUCING PRINTER ARTIFACTS

K000743	Eastman Kodak Company	US		13/300,282	11/18/2011		METHOD FOR MAINTAINING PROPER PAGE SEQUENCE WHILE REDUCING PRINTER ARTIFACTS

K000743	Eastman Kodak Company	WO		PCT/US12/65181	11/15/2012		METHOD FOR MAINTAINING PROPER PAGE SEQUENCE WHILE REDUCING PRINTER ARTIFACTS

K000748	Eastman Kodak Company	US		13/307,568	11/30/2011		ADAPTIVE MOTION CONTROL FOR CARRIAGE PRINTER

K000749	Eastman Kodak Company	US		13/300,313	11/18/2011		PRINTING SYSTEM FOR MAINTAINING PROPER PAGE SEQUENCE WHILE REDUCING PRINTER ARTIFACTS

K000751	Eastman Kodak Company	TW		101147665	12/14/2012		SCANNER WITH EXCEPTION PREVIEW

K000751	Eastman Kodak Company	US		13/326,368	12/15/2011		SCANNER WITH EXCEPTION PREVIEW

K000751	Eastman Kodak Company	WO		PCT/US12/67256	11/30/2012		SCANNER WITH EXCEPTION PREVIEW

K000752	Eastman Kodak Company	US		13/305,828	11/29/2011		AIR EXTRACTION MOMENTUM PUMP FOR INKJET PRINTHEAD

K000753	Eastman Kodak Company	US		13/305,849	11/29/2011		AIR EXTRACTION MOMENTUM METHOD

K000754	Eastman Kodak Company	US		13/312,043	12/6/2011		STEREOSCOPIC DISPLAY SYSTEM USING ILLUMINATION DETECTOR

K000755	Eastman Kodak Company	US		13/312,075	12/6/2011		STEREOSCOPIC DISPLAY SYSTEM USING LIGHT-SOURCE DETECTOR

K000756	Eastman Kodak Company	US		13/312,024	12/6/2011		COLOR MULTICHANNEL DISPLAY USING LIGHT-SOURCE DETECTOR

K000757	Eastman Kodak Company	US		13/315,838	12/9/2011		CARRIAGE PRINTER WITH OPTICAL SENSOR ASSEMBLY

K000757	Eastman Kodak Company	WO		PCT/US12/68333	12/7/2012		CARRIAGE PRINTER WITH OPTICAL SENSOR ASSEMBLY

K000760	Eastman Kodak Company	US		13/315,866	12/9/2011		ASSEMBLY OF OPTICAL SENSOR TO CARRIAGE PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000761	Eastman Kodak Company	US		13/430,741	3/27/2012		PUMP DISPOSED AROUND OUTPUT
SHAFT OF INKJET PRINTER

K000763	Eastman Kodak Company	US		13/312,700	12/6/2011		PRINTER DRIVER CACHING METHOD

K000763	Eastman Kodak Company	WO		PCT/US12/66495	11/26/2012		PRINTER DRIVER CACHING METHOD

K000764	Eastman Kodak Company	US		13/326,487	12/15/2011		METHOD FOR TRANSPORTING PRINT
MEDIA

K000765	Eastman Kodak Company	US		13/534,293	6/27/2012		SURFACE MODIFICATION OF CARBON BLACK

K000767	Eastman Kodak Company	DE	102011121834	102011121834.7	12/21/2011	11/12/2012	SHEET INVERTER AND METHOD FOR INVERTING A SHEET

K000767	Eastman Kodak Company	US		13/707,719	12/7/2012		SHEET INVERTER AND METHOD FOR INVERTING A SHEET

K000768	Eastman Kodak Company	US		13/482,151	5/29/2012		NEGATIVE-WORKING LITHOGRAPHIC
PRINTING PLATE PRECURSORS

K000773	Eastman Kodak Company	US		13/329,560	12/19/2011		SYSTEM FOR JOINING SHEETS TO FORM A BELT

K000776	Eastman Kodak Company	US		13/356,964	1/24/2012		CORROSION PROTECTED FLEXIBLE PRINTED WIRING MEMBER

K000781	Eastman Kodak Company	US		13/327,813	12/16/2011		SORTING A MEDIA STACK USING A PRINTER

K000782	Eastman Kodak Company	US		13/327,820	12/16/2011		IDENTIFYING A PREVIOUSLY MARKED SHEET

K000783	Eastman Kodak Company	US		13/327,828	12/16/2011		SORTING A MEDIA STACK USING A
SCANNING APPARATUS

K000786	Eastman Kodak Company	US		13/483,227	5/30/2012		METHOD FOR PROVIDING A PRINTED PATTERN

K000787	Eastman Kodak Company	US		13/456,301	4/26/2012		LASER-ENGRAVEABLE ELEMENTS AND METHOD OF USE

K000788	Eastman Kodak Company	US		13/430,798	3/27/2012		POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS

K000789	Eastman Kodak Company	US		13/334,130	12/22/2011		INKJET PRINTING METHOD AND SYSTEM

K000790	Eastman Kodak Company	US		13/334,139	12/22/2011		POLYMER COMPOSITION

K000790	Eastman Kodak Company	WO		PCT/US12/70509	12/19/2012		POLYMER COMPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000791	Eastman Kodak Company	US		13/331,073	12/20/2011		ENCODING INFORMATION IN ILLUMINATION PATTERNS

K000799	Eastman Kodak Company	US		13/332,417	12/21/2011		METHOD FOR DETECTING ARTIFACTS IN PRINTED CONTENT

K000800	Eastman Kodak Company	US		13/334,707	12/22/2011		PRINTER WITH LIQUID ENHANCED FIXING SYSTEM

K000801	Eastman Kodak Company	US		13/334,509	12/22/2011		METHOD FOR PRINTING WITH ADAPTIVE DISTORTION CONTROL

K000802	Eastman Kodak Company	US		13/334,524	12/22/2011		PRINTER WITH ADAPTIVE DISTORTION CONTROL

K000803	Eastman Kodak Company	US		13/334,661	12/22/2011		INKJET PRINTER WITH ENHANCED DEINKABILITY

K000804	Eastman Kodak Company	US		13/351,432	1/17/2012		STEREOSCOPIC GLASSES USING DICHROIC AND ABSORPTIVE LAYERS

K000804	Eastman Kodak Company	WO		PCT/US13/20476	1/7/2013		STEREOSCOPIC GLASSES USING DICHROIC AND ABSORPTIVE LAYERS

K000805	Eastman Kodak Company	US		13/351,449	1/17/2012		SPECTRAL STEREOSCOPIC PROJECTION SYSTEM

K000805	Eastman Kodak Company	WO		PCT/US13/21359	1/14/2013		SPECTRAL STEREOSCOPIC PROJECTION SYSTEM

K000806	Eastman Kodak Company	US		13/351,470	1/17/2012		STEREOSCOPIC PROJECTION SYSTEM USING TUNABLE LIGHT EMITTERS

K000806	Eastman Kodak Company	WO		PCT/US13/20736	1/9/2013		STEREOSCOPIC PROJECTION SYSTEM USING TUNABLE LIGHT EMITTERS

K000807	Eastman Kodak Company	US		13/596,195	8/28/2012		PUMPING CAP FOR APPLYING SUCTION TO PRINTHEAD

K000808	Eastman Kodak Company	US		13/359,746	1/27/2012		SEAL AND SEAL PULLING MEMBER FOR INK TANK

K000809	Eastman Kodak Company	US		13/359,884	1/27/2012		INKJET PRINTHEAD WITH MULTI- LAYER MOUNTING SUBSTRATE

K000810	Eastman Kodak Company	US		13/435,617	3/30/2012		INKJET INK COMPRISING DYNAMIC SURFACE TENSION AGENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title

K000811	Eastman Kodak Company	US		13/459,318	4/30/2012		LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS AND METHODS OF IMAGING

K000812	Eastman Kodak Company	US		13/352,586	1/18/2012		DUAL-LAYER LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS

K000812	Eastman Kodak Company	WO		PCT/US13/21362	1/14/2013		DUAL-LAYER LASER-IMAGEABLE FLEXOGRAPHIC PRINTING PRECURSORS

K000815	Eastman Kodak Company	US		13/530,171	6/22/2012		VARIABLE DROP VOLUME CONTINUOUS LIQUID JET PRINTING

K000816	Eastman Kodak Company	US		13/798,445	3/13/2013		METALLIC AND SEMICONDUCTING CARBON NANOTUBE SORTING

K000817	Eastman Kodak Company	US		13/351,495	1/17/2012		FILTER GLASSES FOR SPECTRAL STEREOSCOPIC PROJECTION SYSTEM

K000817	Eastman Kodak Company	WO		PCT/US13/20731	1/9/2013		FILTER GLASSES FOR SPECTRAL STEREOSCOPIC PROJECTION SYSTEM

K000819	Eastman Kodak Company	US		13/359,762	1/27/2012		SEAL AND SECONDARY FILM FOR INK TANK

K000820	Eastman Kodak Company	US		13/433,412	3/29/2012		PRE-TREATMENT COMPOSITION FOR INKJET PRINTING

K000823	Eastman Kodak Company	US		13/532,865	6/26/2012		ROLL-FED DUPLEX THERMAL PRINTING SYSTEM

K000824	Eastman Kodak Company	US		13/362,226	1/31/2012		IMAGE SCANNING AND PROCESSING SYSTEM

K000825	Eastman Kodak Company	US		13/362,272	1/31/2012		IMAGE PROCESSING ADAPTER AND METHOD

K000827	Eastman Kodak Company	US		13/362,614	1/31/2012		IMAGE PROCESSING MANAGEMENT METHOD

K000829	Eastman Kodak Company	US		13/461,875	5/2/2012		PRINTED IMAGE FOR VISUALLY- IMPAIRED PERSON

K000833	Eastman Kodak Company	US		13/351,518	1/17/2012		STEREOSCOPIC GLASSES USING TILTED FILTERS

K000833	Eastman Kodak Company	WO		PCT/US13/21360	1/14/2013		STEREOSCOPIC GLASSES USING TILTED FILTERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000835	Eastman Kodak Company	US		13/491,906	6/8/2012		THERMAL IMAGE RECEIVER ELEMENTS PREPARED USING AQUEOUS FORMULATIONS

K000836	Eastman Kodak Company	US		13/406,649	2/28/2012		TRANSPARENT TOUCH-RESPONSIVE CAPACITOR WITH VARIABLE-PATTERN MICRO-WIRES

K000837	Eastman Kodak Company	US		13/526,803	6/19/2012		SPECTRAL EDGE MARKING FOR STEGANOGRAPHY OR WATERMARKING

K000838	Eastman Kodak Company	US		13/646,761	10/8/2012		GAME SERVER IN A MULTIFUNCTION PRINTER

K000840	Eastman Kodak Company	US		13/534,031	6/27/2012		NOZZLE ARRAY CONFIGURATION FOR PRINTHEAD DIE

K000841	Eastman Kodak Company	US		13/430,749	3/27/2012		POWER FOR WIRELESS PRINTER DURING SLEEP MODE

K000843	Eastman Kodak Company	US		13/362,828	1/31/2012		METHOD OF IMAGE PROCESSING FROM MULTIPLE SCANNERS

K000844	Eastman Kodak Company	US		13/362,938	1/31/2012		IMAGE PROCESSING METHOD FOR SUPPORTING MULTIPLE SCANNERS

K000845	Eastman Kodak Company	US		13/363,048	1/31/2012		IMAGE PROCESSING METHOD

K000846	Eastman Kodak Company	US		13/537,704	6/29/2012		PIGMENT-BASED INKJET INKS

K000850	Eastman Kodak Company	US		13/646,763	10/8/2012		PHOTO EDITOR IN A MULTIFUNCTION PRINTER

K000851	Eastman Kodak Company	US		13/686,979	11/28/2012		PRESSURE REGULATED INKJET PRINTHEAD WITH REPLACEABLE ON-AXIS INK TANK

K000852	Eastman Kodak Company	US		13/400,178	2/20/2012		CONTROL CIRCUIT FOR LIGHT EMITTING DIODE INDICATOR

K000853	Eastman Kodak Company	US		13/357,082	1/24/2012		INK HAVING ANTIBACTERIAL AND ANTIFUNGAL PROTECTION

K000853	Eastman Kodak Company	WO		PCT/US13/22475	1/22/2013		INK HAVING ANTIBACTERIAL AND ANTIFUNGAL PROTECTION

K000854	Eastman Kodak Company	US		13/358,548	1/26/2012		CONTROL ELEMENT FOR PRINTED DROP DENSITY RECONFIGURATION

K000855	Eastman Kodak Company	US		13/358,558	1/26/2012		CONTROL ELEMENT FOR PRINTED DROP DENSITY RECONFIGURATION

K000856	Eastman Kodak Company	US		13/358,567	1/26/2012		PRINTED DROP DENSITY RECONFIGURATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000857	Eastman Kodak Company	US		13/358,574	1/26/2012		PRINTED DROP DENSITY RECONFIGURATION

K000859	Eastman Kodak Company	US		13/359,902	1/27/2012		FABRICATION OF AN INKJET PRINTHEAD MOUNTING SUBSTRATE

K000863	Eastman Kodak Company	US		13/532,840	6/26/2012		READING RFID TAG USING ANTENNA WITHIN ENCLOSURE

K000865	Eastman Kodak Company	US		13/532,859	6/26/2012		RFID SYSTEM WITH ENCLOSURE AND INTERFERENCE PATTERN

K000867	Eastman Kodak Company	US		13/532,821	6/26/2012		RFID SYSTEM WITH MULTIPLE TAG TRANSMIT FREQUENCIES

K000868	Eastman Kodak Company	US		13/362,267	1/31/2012		PRODUCING GLOSS-WATERMARK PATTERN ON FIXING MEMBER

K000869	Eastman Kodak Company	US		13/366,403	2/6/2012		DETECTING AN UNSECURED STATE OF A MANDREL

K000870	Eastman Kodak Company	US		13/408,072	2/29/2012		IMPROVED OUTPUT OF A CORONA CHARGER

K000871	Eastman Kodak Company	US		13/465,051	5/7/2012		IMPROVED EFFICIENCY OF A CORONA CHARGER

K000872	Eastman Kodak Company	US		13/406,658	2/28/2012		TRANSPARENT TOUCH-RESPONSIVE CAPACITOR WITH VARIABLE-HEIGHT MICRO-WIRES

K000872	Eastman Kodak Company	WO		PCT/US13/27610	2/25/2013		TRANSPARENT TOUCH-RESPONSIVE CAPACITOR WITH VARIABLE-HEIGHT MICRO-WIRES

K000873	Eastman Kodak Company	US		13/364,409	2/2/2012		METHOD FOR CONTROLLING INTERACTIVE DISPLAY SYSTEM

K000874	Eastman Kodak Company	US		13/364,417	2/2/2012		INTERACTIVE DIGITAL ADVERTISING SYSTEM

K000875	Eastman Kodak Company	US		13/362,297	1/31/2012		PHOTONIC HEATING OF SILVER GRIDS

K000876	Eastman Kodak Company	US		13/362,324	1/31/2012		PHOTONIC HEATING OF SILVER GRIDS

K000880	Eastman Kodak Company	US		13/623,927	9/21/2012		ADJUSTING THE SHARPNESS OF A DIGITAL IMAGE

K000882	Eastman Kodak Company	US		13/406,665	2/28/2012		MAKING MICRO-WIRES WITH DIFFERENT HEIGHTS

K000883	Eastman Kodak Company	US		13/406,829	2/28/2012		PATTERN-WISE DEFINING MICRO-WIRES WITH DIFFERENT HEIGHTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000884	Eastman Kodak Company	US		13/406,845	2/28/2012		ELECTRONIC DEVICE HAVING METALLIC MICRO-WIRES

K000884	Eastman Kodak Company	WO		PCT/US13/26784	2/20/2013		ELECTRONIC DEVICE HAVING METALLIC MICRO-WIRES

K000885	Eastman Kodak Company	US		13/406,867	2/28/2012		TOUCH SCREEN WITH DUMMY MICRO-WIRES

K000886	Eastman Kodak Company	US		13/403,004	2/23/2012		PRINTED DYNAMIC ANAGLYPH IMAGE METHOD

K000887	Eastman Kodak Company	US		13/403,017	2/23/2012		DYNAMIC ANAGLYPH DESIGN APPARATUS

K000888	Eastman Kodak Company	US		13/462,031	5/2/2012		NON-POROUS DRY TONER PARTICLES FOR METALLIC PRINTED EFFECT

K000889	Eastman Kodak Company	US		13/462,077	5/2/2012		PREPARING DRY TONER PARTICLES FOR METALLIC EFFECT

K000890	Eastman Kodak Company	US		13/462,094	5/2/2012		PREPARING TONER IMAGES WITH METALLIC EFFECT

K000895	Eastman Kodak Company	US		13/366,409	2/6/2012		DETECTING AN UNSECURED STATE OF A MANDREL

K000896	Eastman Kodak Company	US		13/664,472	10/31/2012		COLOR-TO-COLOR CORRECTION IN A PRINTING SYSTEM

K000896	Eastman Kodak Company	US		61/638,745	4/26/2012		COLOR-TO-COLOR CORRECTION IN A PRINTING SYSTEM

K000897	Eastman Kodak Company	US		13/434,896	3/30/2012		REPLACEABLE COVER FOR BARS IN A PRINTING SYSTEM

K000902	Eastman Kodak Company	US		13/532,845	6/26/2012		RFID READING SYSTEM USING RF GRATING

K000903	Eastman Kodak Company	US		13/477,195	5/22/2012		CONTAINER-TYPE IDENTIFICATION USING DIRECTIONAL-ANTENNA RFID

K000904	Eastman Kodak Company	US		13/552,721	7/19/2012		CORRUGATED MEMBRANE MEMS ACTUATOR FABRICATION METHOD

K000905	Eastman Kodak Company	US		13/552,728	7/19/2012		CORRUGATED MEMBRANE MEMS ACTUATOR

K000906	Eastman Kodak Company	US		13/449,745	4/18/2012		CONTINUOUS INKJET PRINTING METHOD

K000907	Eastman Kodak Company	US		13/623,934	9/21/2012		CONTROLLING THE SHARPNESS OF A DIGITAL IMAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000908	Eastman Kodak Company	US		13/413,935	3/7/2012		DISPLAY PIXELS WITH ALTERNATING COLORS

K000909	Eastman Kodak Company	US		13/455,257	4/25/2012		ELECTRONIC STORAGE SYSTEM WITH EXTERNALLY-ALTERABLE CONDUCTOR

K000910	Eastman Kodak Company	US		13/455,360	4/25/2012		ELECTRONIC STORAGE SYSTEM WITH ENVIRONMENTALLY-ALTERABLE CONDUCTOR

K000911	Eastman Kodak Company	US		13/532,874	6/26/2012		RFID SYSTEM WITH BARRIERS AND KEY ANTENNAS

K000912	Eastman Kodak Company	US		13/599,205	8/30/2012		CHANGING RADIUS GENERATOR

K000914	Eastman Kodak Company	US		13/400,169	2/20/2012		AUTOMATED PRINT AND IMAGE CAPTURE POSITION ADJUSTMENT

K000915	Eastman Kodak Company	US		13/401,958	2/22/2012		CIRCUIT INCLUDING VERTICAL TRANSISTORS

K000915	Eastman Kodak Company	WO		PCT/US13/26016	2/14/2013		CIRCUIT INCLUDING VERTICAL TRANSISTORS

K000916	Eastman Kodak Company	US		13/417,569	3/12/2012		DROP FORMATION WITH REDUCED STIMULATION CROSSTALK

K000917	Eastman Kodak Company	US		13/404,082	2/24/2012		SENSOR FOR AVERTING POTENTIAL PRINTHEAD DAMAGE

K000918	Eastman Kodak Company	US		13/407,058	2/28/2012		OPTICALLY-READABLE ELECTROMAGNETIC ANTENNA

K000919	Eastman Kodak Company	US		13/686,941	11/28/2012		SEMI-PERMEABLE PARTICLES HAVING METALLIC CATALYSTS AND USES

K000920	Eastman Kodak Company	US		13/454,145	4/24/2012		TOUCH-RESPONSIVE CAPACITOR WITH POLARIZING DIELECTRIC STRUCTURE

K000921	Eastman Kodak Company	US		13/421,987	3/16/2012		INK SUPPLY HAVING MEMBRANE FOR VENTING AIR

K000925	Eastman Kodak Company	US		13/408,089	2/29/2012		IMPROVED OUTPUT OF A CORONA CHARGER

K000926	Eastman Kodak Company	US		13/408,098	2/29/2012		IMPROVED OUTPUT OF A CORONA CHARGER

K000927	Eastman Kodak Company	US		13/627,140	9/26/2012		DIRECT LASER-ENGRAVEABLE PATTERNABLE ELEMENTS AND USES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000928	Eastman Kodak Company	US		13/408,111	2/29/2012		IMPROVED OUTPUT OF A CORONA CHARGER

K000929	Eastman Kodak Company	US		13/404,103	2/24/2012		DETECTING POTENTIAL COLLISION DAMAGE TO PRINTHEAD

K000931	Eastman Kodak Company	US		13/430,800	3/27/2012		PRINTING SYSTEM WITH RECEIVER CAPACITANCE ESTIMATION

K000935	Eastman Kodak Company	US		13/459,552	4/30/2012		SEAL RETAINER WITH RETAINER SPREADERS ON HANDLE

K000936	Eastman Kodak Company	US		13/413,954	3/7/2012		METHOD FOR CONTROLLING DISPLAY WITH ALTERNATING COLOR PIXELS

K000937	Eastman Kodak Company	US		13/422,128	3/16/2012		METHOD FOR VENTING AIR WITH A MEMBRANE

K000938	Eastman Kodak Company	US		13/600,631	8/31/2012		INKJET PRINTING SYSTEM

K000943	Eastman Kodak Company	US		13/432,044	3/28/2012		DIGITAL DROP PATTERNING DEVICE AND METHOD

K000944	Eastman Kodak Company	US		13/432,017	3/28/2012		FUNCTIONAL LIQUID DEPOSITION USING CONTINUOUS LIQUID

K000945	Eastman Kodak Company	US		13/477,379	5/22/2012		CONTAINER-CLASSIFICATION IDENTIFICATION USING DIRECTIONAL-ANTENNA RFID

K000946	Eastman Kodak Company	US		13/477,422	5/22/2012		RFID MARKING OF UNITS IN A SPACE

K000948	Eastman Kodak Company	US		13/597,395	8/29/2012		MANUFACTURE OF LITHOGRAPHIC PRINTING PLATE PRECURSORS FOR ABLATION IMAGING

K000949	Eastman Kodak Company	US		13/430,744	3/27/2012		CARRIAGE ACTIVATED PUMP FOR INKJET PRINTER

K000950	Eastman Kodak Company	US		13/552,735	7/19/2012		MEMBRANE MEMS ACTUATOR WITH MOVING WORKING FLUID

K000951	Eastman Kodak Company	US		13/544,104	7/9/2012		ELECTRODE PRINT SPEED SYNCHRONIZATION IN ELECTROSTATIC PRINTER

K000952	Eastman Kodak Company	US		13/424,422	3/20/2012		DROP PLACEMENT ERROR REDUCTION IN ELECTROSTATIC PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000954	Eastman Kodak Company	US		13/424,436	3/20/2012		DROP PLACEMENT ERROR REDUCTION IN ELECTROSTATIC PRINTER

K000954	Eastman Kodak Company	WO		PCT/US13/32881	3/19/2013		DROP PLACEMENT ERROR REDUCTION IN ELECTROSTATIC PRINTER

K000955	Eastman Kodak Company	US		13/744,751	1/18/2013		ACOUSTIC WAVE DRYING SYSTEM

K000958	Eastman Kodak Company	US		13/693,309	12/4/2012		ACOUSTIC DRYING SYSTEM WITH MATCHED EXHAUST FLOW

K000961	Eastman Kodak Company	US		13/559,638	7/27/2012		OBSERVER METAMERIC FAILURE COMPENSATION METHOD

K000962	Eastman Kodak Company	US		13/565,911	8/3/2012		IDENTIFYING KEY FRAMES USING GROUP SPARSITY ANALYSIS

K000964	Eastman Kodak Company	US		13/455,367	4/25/2012		ALTERING CONDUCTOR IN ELECTRONIC STORAGE SYSTEM

K000965	Eastman Kodak Company	US		13/532,826	6/26/2012		RFID SYSTEM WITH CONFIGURABLE RF PORT

K000966	Eastman Kodak Company	US		13/532,831	6/26/2012		RFID SYSTEM WITH MULTIPLE READER TRANSMIT FREQUENCIES

K000970	Eastman Kodak Company	US		13/535,876	6/28/2012		MULTIFUNCTION PRINTER WITH PLATEN CLOSEST TO LID

K000971	Eastman Kodak Company	US		13/456,323	4/26/2012		REACTIVE FLUOROPOLYMER AND LASER-ENGRAVEABLE COMPOSITIONS AND PREPARATORY METHODS

K000972	Eastman Kodak Company	US		13/455,377	4/25/2012		MAKING ELECTRONIC STORAGE SYSTEM HAVING CODE CIRCUIT

K000973	Eastman Kodak Company	US		13/432,052	3/28/2012		DIGITAL DROP PATTERNING DEVICE AND METHOD

K000974	Eastman Kodak Company	US		13/432,056	3/28/2012		DIGITAL DROP PATTERNING DEVICE AND METHOD

K000975	Eastman Kodak Company	US		13/432,062	3/28/2012		DIGITAL DROP PATTERNING DEVICE AND METHOD

K000976	Eastman Kodak Company	US		13/432,020	3/28/2012		FUNCTIONAL LIQUID DEPOSITION USING CONTINUOUS LIQUID DISPENSER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K000978	Eastman Kodak Company	US		13/448,433	4/17/2012		SYSTEM FOR DIRECT ENGRAVING
OF FLEXOGRAPHIC PRINTING
MEMBERS

K000980	Eastman Kodak Company	US		13/430,756	3/27/2012		POWERING A WIRELESS PRINTER
DURING SLEEP MODE

K000983	Eastman Kodak Company	US		13/454,119	4/24/2012		MULTI-TONER CHARGED AREA
DEVELOPMENT METHOD

K000984	Eastman Kodak Company	US		13/454,118	4/24/2012		PRINTER WITH MULTI-TONER
DISCHARGED AREA DEVELOPMENT

K000985	Eastman Kodak Company	US		13/435,344	3/30/2012		PRINTER WITH UNFUSED TONER
PROCESS CONTROL SYSTEM

K000986	Eastman Kodak Company	US		13/435,363	3/30/2012		PRINTER WITH UNFUSED TONER
PROCESS CONTROL

K000987	Eastman Kodak Company	US		13/435,382	3/30/2012		TONER SENSOR MODULE

K000989	Eastman Kodak Company	US		13/454,121	4/24/2012		PRINTER WITH MULTI-TONER
CHARGED AREA DEVELOPMENT

K000990	Eastman Kodak Company	US		13/433,339	3/29/2012		SYSTEM FOR ADDING CONTENT TO
PREFORMATTED DOCUMENTS

K000991	Eastman Kodak Company	US		13/435,675	3/30/2012		INKJET INK COMPRISING DYNAMIC
SURFACE TENSION AGENT

K000992	Eastman Kodak Company	US		13/462,067	5/2/2012		PRE-TREATMENT COMPOSITION
FOR INKJET PRINTING

K000993	Eastman Kodak Company	US		13/433,479	3/29/2012		REPLACEABLE COVER FOR BARS IN
A PRINTING SYSTEM

K000994	Eastman Kodak Company	US		13/435,039	3/30/2012		TESTING OF NOZZLES USED IN
PRINTING SYSTEMS

K000995	Eastman Kodak Company	US		13/435,050	3/30/2012		TESTING OF NOZZLES USED IN
PRINTING SYSTEMS

K000997	Eastman Kodak Company	US		13/454,153	4/24/2012		TOUCH-RESPONSIVE CAPACITOR
WITH POLARIZING DIELECTRIC
METHOD

K000998	Eastman Kodak Company	US		13/565,919	8/3/2012		IDENTIFYING SCENE BOUNDARIES
USING GROUP SPARSITY ANALYSIS

K000999	Eastman Kodak Company	US		13/565,926	8/3/2012		VIDEO SUMMARIZATION USING
GROUP SPARSITY ANALYSIS

K001001	Eastman Kodak Company	US		13/455,390	4/25/2012		MAKING STORAGE SYSTEM HAVING
ENVIRONMENTALLY-MODIFIABLE
CONDUCTOR

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001002	Eastman Kodak Company	US	8356758	13/455,402	4/25/2012	1/22/2013	MAKING STORAGE SYSTEM HAVING MODIFIABLE CONDUCTOR AND MEMORY

K001003	Eastman Kodak Company	US		13/460,922	5/1/2012		DRYING PRINTED MEDIA MOVING ALONG MEDIA PATH

K001004	Eastman Kodak Company	US		61/639,135	4/27/2012		WEB GUIDE AND FESTOON FOR PRINTING SYSTEMS

K001006	Eastman Kodak Company	US		13/454,422	4/24/2012		NOZZLE PLATE INCLUDING PERMANENTLY BONDED FLUID CHANNEL

K001007	Eastman Kodak Company	US		13/792,338	3/11/2013		PRINTHEAD INCLUDING COANDA CATCHER WITH GROOVED RADIUS

K001008	Eastman Kodak Company	US		13/462,182	5/2/2012		ENHANCING COLOR TONER IMAGES WITH FLUORESCING MAGENTA TONERS

K001009	Eastman Kodak Company	US		13/792,358	3/11/2013		PRINTHEAD INCLUDING COANDA CATCHER WITH GROOVED RADIUS

K001010	Eastman Kodak Company	US		13/792,367	3/11/2013		PRINTHEAD INCLUDING COANDA CATCHER WITH GROOVED RADIUS

K001011	Eastman Kodak Company	US		13/462,155	5/2/2012		HIGHLIGHTING COLOR TONER IMAGES WITH FLUORESCING TONERS

K001011	Eastman Kodak Company	US		13/836,491	3/15/2013		HIGHLIGHTING COLOR TONER IMAGES WITH FLUORESCING TONERS

K001012	Eastman Kodak Company	US		13/837,043	3/15/2013		FLUORESCING YELLOW TONER PARTICLES AND METHODS OF USE

K001013	Eastman Kodak Company	US		13/462,133	5/2/2012		USE OF FLUORESCING TONERS FOR IMAGING

K001013	Eastman Kodak Company	US		13/837,546	3/15/2013		USE OF FLUORESCING TONERS FOR IMAGING

K001014	Eastman Kodak Company	US		13/462,111	5/2/2012		PREPARING COLOR TONER IMAGES WITH METALLIC EFFECT

K001018	Eastman Kodak Company	US		13/693,344	12/4/2012		ACOUSTIC DRYING SYSTEM WITH INTERSPERSED EXHAUST CHANNELS

K001021	Eastman Kodak Company	US		13/461,827	5/2/2012		INKJET PRINTING SYSTEM WITH CONDENSATION CONTROL SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001022	Eastman Kodak Company	US		13/461,832	5/2/2012		INKJET PRINTER WITH IN-FLIGHT DROPLET DRYING SYSTEM

K001024	Eastman Kodak Company	US		13/461,831	5/2/2012		CONDENSATION CONTROL IN AN INKJET PRINTING SYSTEM

K001025	Eastman Kodak Company	US		13/461,834	5/2/2012		IN-FLIGHT INK DROPLET DRYING METHOD

K001026	Eastman Kodak Company	US		13/461,836	5/2/2012		MULTI-ZONE CONDENSATION CONTROL SYSTEM FOR INKJET PRINTER

K001028	Eastman Kodak Company	US		13/461,838	5/2/2012		MULTI-ZONE CONDENSATION CONTROL METHOD

K001029	Eastman Kodak Company	US		13/445,125	4/12/2012		SHAPED ELECTRICAL CONDUCTOR

K001032	Eastman Kodak Company	US		13/602,367	9/4/2012		POSITIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS AND USE

K001033	Eastman Kodak Company	US		13/599,119	8/30/2012		MULTI-RESOLUTION SEGMENTED IMAGE SENSOR

K001034	Eastman Kodak Company	US		13/448,435	4/17/2012		METHOD FOR DIRECT ENGRAVING OF FLEXOGRAPHIC PRINTING MEMBERS

K001035	Eastman Kodak Company	US		13/622,382	9/19/2012		METHOD OF FORMING STRUCTURED MICRODOTS

K001036	Eastman Kodak Company	US		13/456,281	4/26/2012		AUTOMATICALLY-ADJUSTING WEB MEDIA TENSIONING MECHANISM

K001037	Eastman Kodak Company	US		13/459,567	4/30/2012		INK TANK SEAL RETAINER WITH SYMMETRIC SEAL FORCE

K001038	Eastman Kodak Company	US		13/459,514	4/30/2012		SNAP-ON SEAL FOR INKJET INK TANK

K001039	Eastman Kodak Company	US		13/459,534	4/30/2012		INKJET INK TANK FOR SNAP-ON SEAL

K001040	Eastman Kodak Company	US		13/686,942	11/28/2012		POROUS ORGANIC POLYMERIC FILMS AND PREPARATION

K001041	Eastman Kodak Company	US		13/548,675	7/13/2012		MAKING HIGH DENSITY POLYMER PARTICLES

K001042	Eastman Kodak Company	US		13/456,296	4/26/2012		METHOD FOR AUTOMATICALLY-ADJUSTING WEB MEDIA TENSION

K001043	Eastman Kodak Company	US		13/492,166	6/8/2012		DIGITAL DROP PATTERNING AND DEPOSITION DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001046	Eastman Kodak Company	US		13/686,943	11/28/2012		POROUS PARTICLES AND METHODS OF MAKING THEM

K001049	Eastman Kodak Company	US		13/478,214	5/23/2012		VERIFYING IDENTIFICATION OF FLUID SUPPLIED THROUGH HOSE

K001050	Eastman Kodak Company	US		13/478,226	5/23/2012		IDENTIFYING FLUID SUPPLIED THROUGH HOSES

K001051	Eastman Kodak Company	US		13/477,412	5/22/2012		INKJET PRINTER WITH CARRIAGE-COUPLED MEDIA DETECTOR

K001052	Eastman Kodak Company	US		13/663,522	10/30/2012		FORMING A STRUCTURAL LAMINATE THAT RESISTS STRESS

K001052	Eastman Kodak Company	US		61/640,914	5/1/2012		FORMING A STRUCTURAL LAMINATE

K001053	Eastman Kodak Company	US		13/663,529	10/30/2012		FORMING A 3D STRUCTURAL ELEMENT

K001053	Eastman Kodak Company	US		61/640,929	5/1/2012		FORMING A 3D STRUCTURAL ELEMENT

K001054	Eastman Kodak Company	US		13/478,389	5/23/2012		TEXTUAL INFORMATION EXTRACTION METHOD USING MULTIPLE IMAGES

K001055	Eastman Kodak Company	US		13/465,052	5/7/2012		IMPROVED EFFICIENCY OF A CORONA CHARGER

K001057	Eastman Kodak Company	US		13/477,132	5/22/2012		RESCREENING SELECTED PARTS OF A HALFTONE IMAGE

K001058	Eastman Kodak Company	US		13/491,928	6/8/2012		THERMAL IMAGE RECEIVER ELEMENTS HAVING RELEASE AGENTS

K001060	Eastman Kodak Company	US		13/477,420	5/22/2012		DETECTING MEDIA TYPE USING CARRIAGE-COUPLED SENSOR

K001062	Eastman Kodak Company	US		13/750,206	1/25/2013		ACTIVATION OF MEDIA PRODUCT AGGREGATION USING ORDER HISTORY

K001063	Eastman Kodak Company	US		13/750,241	1/25/2013		PRODUCTION CAPACITY MANAGEMENT IN MEDIA PRODUCT AGGREGATION SYSTEMS

K001065	Eastman Kodak Company	US		13/750,286	1/25/2013		AGGREGATION OF MEDIA PRODUCT PRODUCTION AND DISTRIBUTION

K001066	Eastman Kodak Company	US		13/478,234	5/23/2012		VERIFYING IDENTIFICATION OF SEQUENTIALLY SUPPLIED FLUIDS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001067	Eastman Kodak Company	US		13/591,256	8/22/2012		ELECTROGRAPHIC PRINTING OF
TACTILE IMAGES

K001069	Eastman Kodak Company	US		13/481,986	5/29/2012		DETECTING STRETCH OR SHRINK IN PRINT MEDIA

K001073	Eastman Kodak Company	US		13/558,700	7/26/2012		BOUND DOCUMENT HAVING
PRINTED COVER SHEET

K001074	Eastman Kodak Company	US		13/553,096	7/19/2012		EMBEDDING DATA WITH OFFSET
PRINTING

K001075	Eastman Kodak Company	US		13/482,007	5/29/2012		CAMERA ON MULTIFUNCTION
PRINTER

K001076	Eastman Kodak Company	US		13/587,119	8/16/2012		AUTHENTICATION WITH ACCESS
CONTROL AND CALIBRATION

K001077	Eastman Kodak Company	US		13/482,011	5/29/2012		METHOD OF OPERATING A
MULTIFUNCTION PRINTER

K001078	Eastman Kodak Company	US		13/492,194	6/8/2012		DIGITAL DROP PATTERNING AND
DEPOSITION DEVICE

K001079	Eastman Kodak Company	US		13/492,209	6/8/2012		DIGITAL DROP PATTERNING AND
DEPOSITION DEVICE

K001080	Eastman Kodak Company	US		13/477,138	5/22/2012		RESCREENING SELECTED PARTS OF A HALFTONE IMAGE

K001082	Eastman Kodak Company	US		13/478,409	5/23/2012		IMAGE CAPTURE DEVICE FOR
EXTRACTING TEXTUAL
INFORMATION

K001083	Eastman Kodak Company	US		13/478,422	5/23/2012		SYSTEM FOR EXTRACTING TEXT
FROM A DOCUMENT

K001084	Eastman Kodak Company	US		13/534,048	6/27/2012		METHOD OF BI-DIRECTIONAL
PRINTING WITH OFFSET NOZZLE
ARRAYS

K001089	Eastman Kodak Company	US		13/484,378	5/31/2012		DETECTING STRETCH OR SHRINK IN PRINT MEDIA

K001090	Eastman Kodak Company	US		13/536,216	6/28/2012		CORRECTING WEB SKEW IN A PRINTING SYSTEM

K001091	Eastman Kodak Company	US		13/483,368	5/30/2012		VACUUM PULLDOWN OF A PRINT MEDIA IN A PRINTING SYSTEM

K001093	Eastman Kodak Company	US		13/750,319	1/25/2013		AGGREGATION OF CUSTOMER REQUIREMENTS

K001094	Eastman Kodak Company	US		13/535,543	6/28/2012		JOB CHANGE SCRAP REDUCTION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001095	Eastman Kodak Company	US		13/549,611	7/16/2012		MASKED CONTAINER RFID TAG COMMUNICATIONS SYSTEM

K001096	Eastman Kodak Company	US		13/556,449	7/24/2012		INK TANK WITH A COMPLIANT WICK

K001097	Eastman Kodak Company	US		13/600,258	8/31/2012		ELECTRONIC SENSING SYSTEM WITH ENVIRONMENTAL SENSOR PATCH

K001099	Eastman Kodak Company	US		13/686,946	11/28/2012		PARTICLES CONTAINING ORGANIC CATALYTIC MATERIALS AND USES

K001101	Eastman Kodak Company	US		13/671,854	11/8/2012		ORGANIC POLYMERIC MULTI- METALLIC COMPOSITES

K001103	Eastman Kodak Company	DE		102012021383.2	10/31/2012		ROTATING BELT INVERTER

K001105	Eastman Kodak Company	US		13/532,875	6/26/2012		ROLL-FED DUPLEX THERMAL PRINTER

K001107	Eastman Kodak Company	US		13/600,264	8/31/2012		THIN FILM DIELECTRIC LAYER FORMATION

K001108	Eastman Kodak Company	US		13/600,266	8/31/2012		ELECTRONIC ELEMENT INCLUDING DIELECTRIC STACK

K001109	Eastman Kodak Company	US		13/552,743	7/19/2012		LIQUID DISPENSER INCLUDING ACTIVE MEMBRANE ACTUATOR

K001110	Eastman Kodak Company	US		13/552,752	7/19/2012		LIQUID DISPENSER INCLUDING PASSIVE PRE-STRESSED FLEXIBLE MEMBRANE

K001111	Eastman Kodak Company	US		13/552,763	7/19/2012		LIQUID DISPENSER INCLUDING ASYMMETRIC NOZZLE ACTUATOR CONFIGURATION

K001115	Eastman Kodak Company	US		13/664,754	10/31/2012		FORMING THREE-DIMENSIONAL
STRUCTURE FROM RECEIVER

K001116	Eastman Kodak Company	US		13/591,559	8/22/2012		NEGATIVE-WORKING LITHOGRAPHIC PRINTING PLATE PRECURSORS AND USE

K001118	Eastman Kodak Company	US		13/526,820	6/19/2012		SPECTRAL EDGE MARKING FOR STEGANOGRAPHY OR WATERMARKING

K001119	Eastman Kodak Company	US		13/526,837	6/19/2012		SPECTRAL EDGE MARKING FOR STEGANOGRAPHY OR WATERMARKING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001126	Eastman Kodak Company	US		13/544,116	7/9/2012		PRINTING WITH MERGED DROPS USING ELECTROSTATIC DEFLECTION

K001127	Eastman Kodak Company	US		13/775,549	2/25/2013		PATTERNING OF TRANSPARENT CONDUCTIVE COATINGS

K001134	Eastman Kodak Company	US		13/649,134	10/11/2012		APPLYING HEATING LIQUID TO REMOVE MOISTENING LIQUID

K001136	Eastman Kodak Company	US		13/750,340	1/25/2013		ADJUSTING A CUSTOMER CATALOG FOR ORDERING VISUAL MEDIA PRODUCTS

K001138	Eastman Kodak Company	US		13/535,912	6/28/2012		SCANNING OF OVERSIZED DOCUMENTS

K001139	Eastman Kodak Company	US		13/536,165	6/28/2012		IDENTIFYING A LINEHEAD PRODUCING AN ARTIFACT IN CONTENT PRINTED ON A MOVING PRINT MEDIA

K001140	Eastman Kodak Company	US		13/537,247	6/29/2012		FLAT FIELD AND DENSITY CORRECTION IN PRINTING SYSTEMS

K001142	Eastman Kodak Company	US		13/744,776	1/18/2013		ACOUSTIC DRYING SYSTEM WITH SOUND OUTLET CHANNEL

K001144	Eastman Kodak Company	US		13/693,366	12/4/2012		ACOUSTIC DRYING SYSTEM WITH PERIPHERAL EXHAUST CHANNEL

K001145	Eastman Kodak Company	US		13/535,548	6/28/2012		JOB CHANGE SCRAP REDUCTION

K001146	Eastman Kodak Company	US		13/663,532	10/30/2012		PRODUCING RAISED PRINT USING YELLOW TONER

K001151	Eastman Kodak Company	US		13/757,891	2/4/2013		SILVER METAL NANOPARTICLE COMPOSITION

K001152	Eastman Kodak Company	US		13/608,099	9/10/2012		METHOD FOR INCREASING IMAGE RESOLUTION

K001153	Eastman Kodak Company	US		13/624,985	9/24/2012		ESTIMATING THE CLUTTER OF DIGITAL IMAGES

K001154	Eastman Kodak Company	US		13/591,472	8/22/2012		AUDIO BASED CONTROL OF EQUIPMENT AND SYSTEMS

K001155	Eastman Kodak Company	US		13/681,461	11/20/2012		IMAGE RECTIFICATION USING SPARSELY-DISTRIBUTED LOCAL FEATURES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001156	Eastman Kodak Company	US		13/602,358	9/4/2012		INKJET PRINTING METHOD USING MODE SWITCHING

K001159	Eastman Kodak Company	US		13/562,347	7/31/2012		EJECTOR WITH IMPROVED JETTING LATENCY FOR HIGH SOLIDS CONTENT

K001160	Eastman Kodak Company	DE		102012021404.9	10/30/2012		BOGENWENDEEINHEIT UND VERFAHREN ZUM WENDEN EINES BOGENS J-INVENTION FOR BATCH MODE PRINTING

K001164	Eastman Kodak Company	US		13/547,320	7/12/2012		LARGE-PARTICLE INKJET DUAL-SIGN DEVELOPMENT PRINTING

K001165	Eastman Kodak Company	US		13/547,411	7/12/2012		INTERMEDIATE MEMBER FOR LARGE-PARTICLE INKJET DEVELOPMENT

K001166	Eastman Kodak Company	US		13/547,473	7/12/2012		LARGE-PARTICLE INKJET RECEIVER-CHARGING INTERMEDIATE MEMBER

K001167	Eastman Kodak Company	US		13/548,251	7/13/2012		EDGE DETECTION IN A PRINTING SYSTEM

K001168	Eastman Kodak Company	US		13/548,264	7/13/2012		EDGE DETECTION IN A PRINTING SYSTEM

K001169	Eastman Kodak Company	US		13/549,615	7/16/2012		COMMUNICATING WITH RFID TAGS ON MASKED CONTAINERS

K001175	Eastman Kodak Company	US		13/597,722	8/29/2012		METHOD FOR HANDLING CUT SHEET MEDIA

K001176	Eastman Kodak Company	US		13/558,776	7/26/2012		PRODUCING BOUND DOCUMENT HAVING INNER COVER SHEET

K001177	Eastman Kodak Company	US		13/548,690	7/13/2012		HIGH DENSITY POLYMER PARTICLES AND DISPERSION OF SAME

K001179	Eastman Kodak Company	US		13/559,647	7/27/2012		OBSERVER METAMERIC FAILURE REDUCTION METHOD

K001180	Eastman Kodak Company	US		13/559,651	7/27/2012		DISPLAY SYSTEM PROVIDING OBSERVER METAMERIC FAILURE REDUCTION

K001183	Eastman Kodak Company	US		13/571,704	8/10/2012		MICRO-WIRE ELECTRODE PATTERN

K001184	Eastman Kodak Company	US		13/587,152	8/16/2012		PIXEL-ALIGNED MICRO-WIRE ELECTRODE DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001185	Eastman Kodak Company	US		13/553,124	7/19/2012		EMBEDDING DATA WITH OFFSET PRINTING

K001186	Eastman Kodak Company	US		13/591,283	8/22/2012		PIXEL-ALIGNED DIAMOND-PATTERNED MICRO-WIRE ELECTRODE

K001187	Eastman Kodak Company	US		13/609,299	9/11/2012		TOUCH DETECTION FOR CAPACITIVE TOUCH SCREEN

K001189	Eastman Kodak Company	US		13/562,349	7/31/2012		EJECTOR WITH IMPROVED JETTING LATENCY FOR MOLECULAR WEIGHT POLYMERS

K001190	Eastman Kodak Company	US		13/562,357	7/31/2012		METHOD OF PRINTING WITH HIGH SOLIDS CONTENT INK

K001194	Eastman Kodak Company	US		13/562,377	7/31/2012		TONER PRINTING WITH INCREASED GAMUT

K001195	Eastman Kodak Company	US		13/562,409	7/31/2012		NOISE REDUCTION IN TONER PRINTS

K001196	Eastman Kodak Company	US		13/562,383	7/31/2012		SYSTEM FOR DETERMINING EFFICIENT COMBINATIONS OF TONER COLORS TO FORM PRINTS WITH ENHANCED GAMUT

K001197	Eastman Kodak Company	US		13/600,338	8/31/2012		ELECTRONIC SENSING SYSTEM WITH ENVIRONMENTAL SENSOR PATCHES

K001198	Eastman Kodak Company	JP		2012-229633	10/17/2012		PHOTOSENSITIVE COMPOSITION HAVING NOVEL FLUORO COPOLYMER FOR LITHOGRAPHIC PRINTING PLATE

K001201	Eastman Kodak Company	US		13/562,378	7/31/2012		INCORRECT STITCHING DETECTION IN A PRINTING SYSTEM

K001202	Eastman Kodak Company	US		13/598,202	8/29/2012		METHOD FOR GENERATING TAG LAYOUTS

K001203	Eastman Kodak Company	US		13/562,404	7/31/2012		TONER PRINT WITH EFFICIENTLY ENHANCED GAMUT

K001204	Eastman Kodak Company	US		13/600,274	8/31/2012		PATTERNED THIN FILM DIELECTRIC STACK FORMATION

K001205	Eastman Kodak Company	US		13/600,287	8/31/2012		PATTERNED THIN FILM DIELECTRIC LAYER FORMATION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001206	Eastman Kodak Company	US		13/598,260	8/29/2012		SYSTEM FOR GENERATING TAG LAYOUTS

K001207	Eastman Kodak Company	US		13/600,292	8/31/2012		PATTERNED THIN FILM DIELECTRIC STACK FORMATION

K001208	Eastman Kodak Company	US		13/598,310	8/29/2012		METHOD FOR COMPUTING SCALE FOR TAG INSERTION

K001209	Eastman Kodak Company	US		13/600,302	8/31/2012		THIN FILM TRANSISTOR INCLUDING IMPROVED SEMICONDUCTOR INTERFACE

K001210	Eastman Kodak Company	US		13/600,308	8/31/2012		THIN FILM TRANSISTOR INCLUDING
DIELECTRIC STACK

K001211	Eastman Kodak Company	US		13/600,323	8/31/2012		HIGH PERFORMANCE THIN FILM TRANSISTOR

K001212	Eastman Kodak Company	US		13/759,092	2/5/2013		METHOD OF FORMING PRINTED PATTERNS

K001213	Eastman Kodak Company	US		13/562,416	7/31/2012		PRINTING SYSTEM WITH NOISE REDUCTION

K001218	Eastman Kodak Company	US		13/600,356	8/31/2012		SENSING EXPOSURE TO ENVIRONMENTAL FACTORS

K001223	Eastman Kodak Company	US		13/627,217	9/26/2012		BINDING STRIP INCLUDING SPACER

K001224	Eastman Kodak Company	US		13/591,259	8/22/2012		ELECTROGRAPHIC TACTILE IMAGE PRINTING SYSTEM

K001225	Eastman Kodak Company	US		13/599,160	8/30/2012		MULTI-RESOLUTION SEGMENTED IMAGE SENSOR

K001226	Eastman Kodak Company	US		13/587,139	8/16/2012		AUTHENTICATION DEVICE WITH ACCESS CONTROL AND CALIBRATION

K001228	Eastman Kodak Company	US		13/615,939	9/14/2012		INK TANK HAVING A SINGLE GASKET

K001229	Eastman Kodak Company	US		13/626,914	9/26/2012		PIXEL-ALIGNED GROUND MICRO-WIRE DEVICE

K001230	Eastman Kodak Company	US		13/571,727	8/10/2012		TRANSPARENT TOUCH-SCREEN CAPACITOR WITH MICRO-WIRE ELECTRODE

K001231	Eastman Kodak Company	US		13/571,738	8/10/2012		MAKING TRANSPARENT TOUCH-RESPONSIVE DEVICE WITH MICRO-WIRE ELECTRODES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001232	Eastman Kodak Company	US		13/626,962	9/26/2012		PIXEL-ALIGNED ELECTRODE DEVICE

K001233	Eastman Kodak Company	US		13/587,165	8/16/2012		DISPLAY APPARATUS WITH PIXEL-ALIGNED MICRO-WIRE ELECTRODE

K001234	Eastman Kodak Company	US		13/587,185	8/16/2012		MAKING DISPLAY DEVICE WITH PIXEL-ALIGNED MICRO-WIRE ELECTRODE

K001236	Eastman Kodak Company	US		13/599,067	8/30/2012		ALIGNING PRINT DATA USING MATCHING PIXEL PATTERNS

K001237	Eastman Kodak Company	US		13/599,096	8/30/2012		ALIGNING PRINT DATA FOR OVERLAPPING PRINTHEADS

K001238	Eastman Kodak Company	US		13/591,296	8/22/2012		DISPLAY APPARATUS WITH DIAMOND-PATTERNED MICRO-WIRE ELECTRODE

K001239	Eastman Kodak Company	US		13/591,325	8/22/2012		MAKING TOUCH SCREENS WITH DIAMOND-PATTERNED MICRO-WIRE ELECTRODE

K001240	Eastman Kodak Company	US		13/591,489	8/22/2012		AUDIO SIGNAL SEMANTIC CONCEPT CLASSIFICATION METHOD

K001242	Eastman Kodak Company	US		13/721,109	12/20/2012		INKJET PRINTING WITH MANAGED AIRFLOW FOR CONDENSATION CONTROL

K001243	Eastman Kodak Company	US		13/721,106	12/20/2012		INKJET PRINTING SYSTEM WITH MANAGED CONDENSATION CONTROL AIRFLOW

K001244	Eastman Kodak Company	US		13/744,799	1/18/2013		ACOUSTIC DRYING METHOD USING SOUND OUTLET CHANNEL

K001245	Eastman Kodak Company	US		13/744,837	1/18/2013		ACOUSTIC WAVE DRYING METHOD

K001246	Eastman Kodak Company	US		13/596,202	8/28/2012		METHOD OF MAINTAINING AN INKJET PRINTHEAD

K001247	Eastman Kodak Company	US		13/655,509	10/19/2012		DISPLAY APPARATUS WITH PIXEL-ALIGNED GROUND MESH

K001248	Eastman Kodak Company	US		13/598,100	8/29/2012		RECEIVER SUPPLY USING CUT SHEET MEDIA

K001249	Eastman Kodak Company	US		13/747,552	1/23/2013		PRINTHEAD COLOR DENSITY CORRECTION IN PRINTING SYSTEMS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001253	Eastman Kodak Company	US		13/599,129	8/30/2012		MODIFYING PRINT DATA USING MATCHING PIXEL PATTERNS

K001255	Eastman Kodak Company	US		13/768,488	2/15/2013		TENSION CONTROL IN A WEB TRANSPORT SYSTEM

K001255	Eastman Kodak Company	US		61/696,848	9/5/2012		TENSION CONTROL IN A WEB TRANSPORT SYSTEM

K001259	Eastman Kodak Company	US		13/599,224	8/30/2012		METHOD FOR GENERATING ELECTRICITY

K001260	Eastman Kodak Company	US		13/721,126	12/20/2012		INKJET PRINTING SYSTEM WITH CONDENSATION CONTROL

K001261	Eastman Kodak Company	US		13/721,104	12/20/2012		INKJET PRINTING SYSTEM WITH CO-LINEAR AIRFLOW MANAGEMENT

K001262	Eastman Kodak Company	US		13/721,102	12/20/2012		MANAGING CONDENSATION IN AN INKJET PRINTING SYSTEM WITH CO-LINEAR AIRFLOW

K001267	Eastman Kodak Company	US		13/651,613	10/15/2012		COLOR PHOTOGRAPHIC SILVER HALIDE PAPER AND USE

K001268	Eastman Kodak Company	US		13/627,163	9/26/2012		METHOD FOR PROVIDING PATTERNS OF FUNCTIONAL MATERIALS

K001270	Eastman Kodak Company	US		13/626,917	9/26/2012		DISPLAY APPARATUS WITH PIXEL-ALIGNED GROUND MICRO-WIRE

K001271	Eastman Kodak Company	US		13/626,924	9/26/2012		MAKING DISPLAY DEVICE WITH PIXEL-ALIGNED GROUND MICRO-WIRE

K001273	Eastman Kodak Company	US		13/627,266	9/26/2012		BOUND DOCUMENT HAVING BINDING STRIP WITH SPACER

K001274	Eastman Kodak Company	US		13/627,303	9/26/2012		MAKING BOUND DOCUMENT HAVING FASTENER AND SPACER

K001279	Eastman Kodak Company	US		13/624,986	9/24/2012		DETERMINING THE ESTIMATED CLUTTER OF DIGITAL IMAGES

K001281	Eastman Kodak Company	US		13/622,385	9/19/2012		SYSTEM FOR FORMING STRUCTURED MICRODOTS

K001282	Eastman Kodak Company	US		13/622,386	9/19/2012		METHOD OF FORMING SECURITY MARKINGS

K001283	Eastman Kodak Company	US		13/622,387	9/19/2012		SYSTEM FOR FORMING SECURITY MARKINGS USING STRUCTURED MICRODOTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001284	Eastman Kodak Company	US		13/626,971	9/26/2012		DISPLAY APPARATUS WITH PIXEL-ALIGNED ELECTRODE

K001285	Eastman Kodak Company	US		13/626,979	9/26/2012		MAKING DISPLAY DEVICE WITH PIXEL-ALIGNED ELECTRODE

K001287	Eastman Kodak Company	US		13/763,887	2/11/2013		PRINTING LIQUID TRANSFER AND SUPPLY SYSTEM

K001289	Eastman Kodak Company	EP			3/13/2013		NEGATIVE LIGHT SENSITIVE ELEMENT

K001291	Eastman Kodak Company	US		13/803,307	3/14/2013		BOUND DOCUMENT WITH TRANSPARENT MEDADATA SHEET

K001292	Eastman Kodak Company	US		13/759,098	2/5/2013		MICRO-WIRE PATTERN WITH OFFSET INTERSECTIONS

K001296	Eastman Kodak Company	US		61/706,185	9/27/2012		VACUUM PULLDOWN OF WEB EDGES IN PRINTING SYSTEMS

K001297	Eastman Kodak Company	US		13/663,851	10/30/2012		WEB SKEW COMPENSATION IN A PRINTING SYSTEM

K001298	Eastman Kodak Company	US		13/749,748	1/25/2013		POROUS PARTICLES WITH DESIGNED DIFFERENT SIZED DISCRETE PORES

K001299	Eastman Kodak Company	US		13/721,118	12/20/2012		INKJET PRINTING WITH CONDENSATION CONTROL

K001301	Eastman Kodak Company	US		13/771,549	2/20/2013		ENHANCING SILVER CONDUCTIVITY

K001302	Eastman Kodak Company	US		13/649,139	10/11/2012		DRYER TRANSPORTING MOISTENED MEDIUM THROUGH HEATING LIQUID

K001303	Eastman Kodak Company	US		13/649,141	10/11/2012		DRYER IMPINGING HEATING LIQUID ONTO MOISTENED MEDIUM

K001304	Eastman Kodak Company	US		13/649,143	10/11/2012		REMOVING MOISTENING LIQUID USING HEATING-LIQUID BARRIER

K001305	Eastman Kodak Company	US		13/649,146	10/11/2012		BARRIER DRYER TRANSPORTING MEDIUM THROUGH HEATING LIQUID

K001306	Eastman Kodak Company	US		13/649,152	10/11/2012		DRYER WITH HEATING LIQUID IN CAVITY

K001307	Eastman Kodak Company	US		13/649,158	10/11/2012		BARRIER DRYER WITH POROUS LIQUID-CARRYING MATERIAL

K001308	Eastman Kodak Company	US		13/649,167	10/11/2012		DRYER IMPINGING HEATING LIQUID ONTO BARRIER

K001309	Eastman Kodak Company	US		13/655,523	10/19/2012		MAKING DISPLAY APPARATUS WITH PIXEL-ALIGNED GROUND MESH

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001310	Eastman Kodak Company	US		13/669,487	11/6/2012		WICKING ACCUMULATED INK AWAY FROM OPTICAL SENSOR IN INKJET PRINTER

K001312	Eastman Kodak Company	US		13/669,493	11/6/2012		INK BARRIER FOR OPTICAL SENSOR IN INKJET PRINTER

K001315	Eastman Kodak Company	US		13/671,939	11/8/2012		COLOR PHOTOGRAPHIC SILVER HALIDE PAPER AND USE

K001316	Eastman Kodak Company	US		13/755,296	1/31/2013		METHOD FOR AUTHENTICATING AN OBJECT

K001318	Eastman Kodak Company	US		13/662,726	10/29/2012		APPLYING HEATING LIQUID TO FIX TONER

K001319	Eastman Kodak Company	US		13/751,430	1/28/2013		LARGE-CURRENT MICRO-WIRE PATTERN

K001320	Eastman Kodak Company	US		13/664,653	10/31/2012		PERFORATOR WITH TRANSLATING PERFORATING DEVICES

K001324	Eastman Kodak Company	US		13/786,512	3/6/2013		BINDING SYSTEM USING A RELEASABLE FASTENING STRIP

K001326	Eastman Kodak Company	US		13/663,548	10/30/2012		PRODUCING RAISED PRINT USING LIGHT TONER

K001327	Eastman Kodak Company	US		13/663,564	10/30/2012		PRODUCING RAISED PRINT USING THREE TONERS

K001328	Eastman Kodak Company	US		13/664,665	10/31/2012		PERFORATOR WITH BACKER AND TRANSLATING PERFORATING DEVICES

K001329	Eastman Kodak Company	US		13/664,675	10/31/2012		RECEIVER-PUNCTURING DEVICE WITH TRANSLATING PUNCTURING DEVICES

K001330	Eastman Kodak Company	US		13/676,441	11/14/2012		FUNCTIONAL PRINTING SYSTEM

K001331	Eastman Kodak Company	US		13/751,443	1/28/2013		MICRO-WIRE PATTERN FOR ELECTRODE CONNECTION

K001332	Eastman Kodak Company	US		13/751,450	1/28/2013		MICRO-WIRE ELECTRODE BUSS

K001333	Eastman Kodak Company	US		13/751,464	1/28/2013		CONDUCTIVE MICRO-WIRE STRUCTURE

K001334	Eastman Kodak Company	US		13/662,752	10/29/2012		TONER FIXER TRANSPORTING MEDIUM THROUGH HEATING LIQUID

K001335	Eastman Kodak Company	US		13/662,771	10/29/2012		TONER FIXER IMPINGING HEATING LIQUID ONTO MEDIUM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001336	Eastman Kodak Company	US		13/662,779	10/29/2012		FIXING TONER USING HEATING-LIQUID-BLOCKING BARRIER

K001337	Eastman Kodak Company	US		13/662,798	10/29/2012		TRANSPORTED MEDIUM HEATING-LIQUID-BARRIER TONER FIXER

K001338	Eastman Kodak Company	US		13/662,811	10/29/2012		TONER-FIXING DRUM CONTAINING HEATING LIQUID

K001339	Eastman Kodak Company	US		13/662,825	10/29/2012		TONER FIXER WITH HEATING LIQUID IN CAVITY

K001340	Eastman Kodak Company	US		13/662,847	10/29/2012		TONER FIXER WITH LIQUID-CARRYING POROUS MATERIAL

K001341	Eastman Kodak Company	US		13/662,861	10/29/2012		TONER FIXER IMPRINGING HEATING LIQUID ONTO BARRIER

K001342	Eastman Kodak Company	US		13/779,917	2/28/2013		MULTI-LAYER MICRO-WIRE STRUCTURE

K001343	Eastman Kodak Company	US		13/690,161	11/30/2012		DECODER FOR BARCODES WITH ANTI-COPY FEATURE

K001345	Eastman Kodak Company	US		13/687,398	11/28/2012		PRINTER INCLUDING WIRELESS ROUTING CAPABILITY

K001346	Eastman Kodak Company	US		13/749,733	1/25/2013		MOBILE PRINTING APPARATUS AND PRINTED REFERENCE MARKS

K001348	Eastman Kodak Company	US		13/664,462	10/31/2012		SMART MOBILE DEVICE HOLDER ON MULTIFUNCTION PRINTER

K001349	Eastman Kodak Company	US		13/664,806	10/31/2012		INCREMENTALLY FORMING THREE-DIMENSIONAL STRUCTURE FROM RECEIVER

K001350	Eastman Kodak Company	US		13/664,855	10/31/2012		THREE-DIMENSIONAL-STRUCTURE FORMER

K001351	Eastman Kodak Company	US		13/664,962	10/31/2012		Z-FOLDING THREE-DIMENSIONAL-STRUCTURE FORMER

K001353	Eastman Kodak Company	US		13/686,986	11/28/2012		MOBILE APPARATUS WITH LOCAL POSITION REFERENCING ELEMENTS

K001354	Eastman Kodak Company	US		13/686,998	11/28/2012		MOBILE APPARATUS WITH LOCAL POSITION REFERENCING STRUCTURE

K001357	Eastman Kodak Company	US		13/671,893	11/8/2012		DEVICES CONTAINING ORGANIC POLYMERIC MULTI-METALLIC COMPOSITES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001360	Eastman Kodak Company	DE		102012021402.2	10/30/2012		BOGENWENDEEINHEIT UND VERFAHREN ZUM WENDEN EINES BOGENS J-INVENTION FOR BATCH MODE PRINTING ( J-INVERTER 2)

K001361	Eastman Kodak Company	US		13/714,863	12/14/2012		VERIFYING ACCURACY OF A SCANNED DOCUMENT

K001363	Eastman Kodak Company	US		13/663,898	10/30/2012		SYSTEM FOR MAKING A PANORAMIC IMAGE

K001364	Eastman Kodak Company	US		13/663,914	10/30/2012		METHOD OF MAKING A PANORAMIC PRINT

K001365	Eastman Kodak Company	US		13/663,927	10/30/2012		SYSTEM FOR MAKING A PANORAMIC PRINT

K001366	Eastman Kodak Company	US		13/681,472	11/20/2012		IMAGE RECTIFICATION USING AN ORIENTATION VECTOR FIELD

K001367	Eastman Kodak Company	US		13/681,488	11/20/2012		IMAGE RECTIFICATION USING TEXT LINE TRACKS

K001375	Eastman Kodak Company	US		13/769,868	2/19/2013		BINDING SYSTEM USING CONCENTRIC CYLINDERS

K001376	Eastman Kodak Company	US		13/769,911	2/19/2013		BINDING SYSTEM USING A RETAINER CLIP

K001377	Eastman Kodak Company	US		13/769,923	2/19/2013		BINDING SYSTEM USING TWO BINDING PIECES

K001379	Eastman Kodak Company	US		13/769,504	2/18/2013		INK JET PRINTER COMPOSITION AND USE

K001380	Eastman Kodak Company	US		13/846,985	3/19/2013		THIOSULFATE POLYMER COMPOSITIONS AND ARTICLES

K001381	Eastman Kodak Company	US		61/725,063	11/12/2012		CONTINUOUS INKJET PRINTING
SYSTEM

K001385	Eastman Kodak Company	US		13/762,613	2/8/2013		BOOK COVER WITH PRINTED IMAGE

K001386	Eastman Kodak Company	US		61/725,086	11/12/2012		CONTINUOUS INKJET PRINTING
SYSTEM

K001387	Eastman Kodak Company	US		13/676,464	11/14/2012		METHOD FOR FUNCTIONAL PRINTING SYSTEM

K001390	Eastman Kodak Company	US		61/726,047	11/14/2012		CONTINUOUS INKJET PRINTING SYSTEM

K001391	Eastman Kodak Company	US		13/686,992	11/28/2012		METHOD OF POSITIONING A MOBILE APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001392	Eastman Kodak Company	US		13/687,008	11/28/2012		DETERMINING A POSITION OF A MOBILE APPARATUS

K001393	Eastman Kodak Company	US		13/779,939	2/28/2013		MAKING MULTI-LAYER MICRO-WIRE STRUCTURE

K001396	Eastman Kodak Company	US		13/737,979	1/10/2013		ASYMMETRICAL DEFORMABLE DIFFRACTIVE GRATING MODULATOR

K001401	Eastman Kodak Company	US		13/690,180	11/30/2012		SYSTEM FOR DETECTING REPRODUCTION OF BARCODES

K001404	Eastman Kodak Company	US		13/742,602	1/16/2013		DUPLEXING UNIT WITH FREELY ROTATABLE CONTACT SURFACE

K001405	Eastman Kodak Company	US		13/742,618	1/16/2013		DUPLEXING UNIT WITH LOW FRICTION MEDIA GUIDE

K001406	Eastman Kodak Company	US		13/746,346	1/22/2013		METHOD OF MAKING MICRO-CHANNEL STRUCTURE FOR MICRO-WIRES

K001407	Eastman Kodak Company	US		13/749,734	1/25/2013		POSITIONING A MOBILE APPARATUS FOR ADJACENT PRINTING SWATHS

K001408	Eastman Kodak Company	US		13/779,906	2/28/2013		LITHOGRAPHIC PRINTING PLATE PRECURSORS AND USE

K001409	Eastman Kodak Company	US		13/714,885	12/14/2012		METHOD OF CAPTURING AN IMAGE OF A DOCUMENT

K001410	Eastman Kodak Company	US		13/714,901	12/14/2012		SYSTEM FOR VERIFYING ACCURACY OF A RASTER SCANNED IMAGE OF A DOCUMENT

K001411	Eastman Kodak Company	US		13/714,926	12/14/2012		SYSTEM FOR CAPTURING AN IMAGE OF A DOCUMENT

K001414	Eastman Kodak Company	US		13/721,091	12/20/2012		CONDENSATION CONTROL METHOD USING SURFACE ENERGY MANAGEMENT

K001415	Eastman Kodak Company	US		13/721,096	12/20/2012		PRINTING SYSTEM WITH CONDENSATION CONTROL USING SURFACE ENERGIES

K001416	Eastman Kodak Company	US		13/721,115	12/20/2012		CONDENSATION CONTROL SYSTEM FOR INKJET PRINTING SYSTEM

K001417	Eastman Kodak Company	US		13/771,121	2/20/2013		FLEXOGRAPHIC PLATE MOUNTING

K001418	Eastman Kodak Company	US		13/749,736	1/25/2013		HOME BASE FOR A MOBILE PRINTING APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001419	Eastman Kodak Company	US		13/759,106	2/5/2013		CONDUCTIVE MICRO-WIRE STRUCTURE WITH OFFSET INTERSECTIONS

K001420	Eastman Kodak Company	US		13/746,352	1/22/2013		MICRO-CHANNEL STRUCTURE FOR MICRO-WIRES

K001422	Eastman Kodak Company	US		13/784,866	3/5/2013		VARIABLE-DEPTH MICRO-CHANNEL STRUCTURE

K001423	Eastman Kodak Company	US		13/737,983	1/10/2013		ASYMMETRICAL DEFORMABLE DIFFRACTIVE GRATING MODULATOR

K001430	Eastman Kodak Company	US		13/772,380	2/21/2013		METHOD FOR LOCATING AN ELECTRONIC APPARATUS

K001431	Eastman Kodak Company	US		13/847,504	3/20/2013		OPTICALLY DIFFUSE MICRO-CHANNEL

K001432	Eastman Kodak Company	US		13/847,506	3/20/2013		EMBOSSING STAMP FOR OPTICALLY DIFFUSE MICRO-CHANNEL

K001434	Eastman Kodak Company	US		13/747,573	1/23/2013		PRINTHEAD COLOR DENSITY CORRECTION IN PRINTING SYSTEMS

K001435	Eastman Kodak Company	US		13/755,329	1/31/2013		CELL PHONE AUTHENTICATION DEVICE

K001438	Eastman Kodak Company	US		13/833,244	3/15/2013		EMBOSSED MICRO-STRUCTURE WITH CURED TRANSFER MATERIAL METHOD

K001440	Eastman Kodak Company	US		13/784,869	3/5/2013		MICRO-CHANNEL STRUCTURE WITH VARIABLE DEPTHS

K001441	Eastman Kodak Company	US		13/784,873	3/5/2013		MICRO-CHANNEL WITH CONDUCTIVE PARTICLE

K001442	Eastman Kodak Company	US		13/784,882	3/5/2013		MICRO-CHANNEL CONNECTION PAD

K001443	Eastman Kodak Company	US		13/784,893	3/5/2013		MICRO-CHANNEL CONNECTION METHOD

K001448	Eastman Kodak Company	US		13/769,880	2/19/2013		BINDING SYSTEM USING BINDER PIECES WITH CONCENTRIC CYLINDERS

K001449	Eastman Kodak Company	US		13/769,898	2/19/2013		BINDING SYSTEM USING ARC-SHAPED RETAINER

K001450	Eastman Kodak Company	US		13/786,502	3/6/2013		AUDIO DETECTION OF MEDIUM JAM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001451	Eastman Kodak Company	US		13/765,748	2/13/2013		FORMING AN IMAGE ON A FLEXOGRAPHIC MEDIA

K001452	Eastman Kodak Company	US		13/757,896	2/4/2013		METAL NANOPARTICLE COMPOSITION WITH WATER SOLUBLE POLYMER

K001453	Eastman Kodak Company	US		13/757,899	2/4/2013		MAKING A CONDUCTIVE ARTICLE

K001454	Eastman Kodak Company	US		13/757,901	2/4/2013		CONDUCTIVE ARTICLE HAVING SILVER NANOPARTICLES

K001455	Eastman Kodak Company	US		13/757,905	2/4/2013		CONDUCTIVE ARTICLE HAVING MICRO-CHANNELS

K001456	Eastman Kodak Company	US		13/757,913	2/4/2013		MAKING A CONDUCTIVE ARTICLE HAVING MICRO-CHANNELS

K001457	Eastman Kodak Company	US		13/769,937	2/19/2013		BINDING SYSTEM USING ONE-PIECE RETAINER CLIP

K001465	Eastman Kodak Company	US		13/765,755	2/13/2013		SYSTEM FOR FORMING AN IMAGE ON FLEXOGRAPHIC MEDIA

K001467	Eastman Kodak Company	US		13/775,582	2/25/2013		ASSEMBLING AN ELECTRODE DEVICE

K001472	Eastman Kodak Company	US		13/847,031	3/19/2013		FORMING PATTERNS USING THIOSULFATE POLYMER COMPOSITIONS

K001473	Eastman Kodak Company	US		13/847,049	3/19/2013		METHOD OF SEQUESTERING METALS USING THIOSULFATE POLYMERS

K001474	Eastman Kodak Company	US		13/847,063	3/19/2013		THIOSULFATE POLYMERS

K001475	Eastman Kodak Company	US		13/768,513	2/15/2013		METHOD FOR CONTROLLING TENSION IN A WEB

K001476	Eastman Kodak Company	US		13/771,124	2/20/2013		METHOD OF ALIGNING A STAMP TO A STAMP BACKING PLATE

K001477	Eastman Kodak Company	US		13/771,127	2/20/2013		SYSTEM FOR MOUNTING A FLEXOGRAPHIC PRINTING PLATE

K001478	Eastman Kodak Company	US		13/771,130	2/20/2013		SYSTEM OF ALIGNING A STAMP TO A STAMP BACKING PLATE

K001487	Eastman Kodak Company	US		13/847,083	3/19/2013		PATTERNING METHOD USING THIOSULFATE POLYMER AND METAL NANOPARTICLES

K001491	Eastman Kodak Company	US		13/803,370	3/14/2013		BOUND DOCUMENT WITH TRANSPARENT OVERLAY SHEET

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
K001495	Eastman Kodak Company	US		13/833,361	3/15/2013		EMBOSSED MICRO-STRUCTURE WITH CURED TRANSFER MATERIAL

K001498	Eastman Kodak Company	US		13/798,465	3/13/2013		METALLIC AND SEMICONDUCTING CARBON NANOTUBE SORTING

M47483	Eastman Kodak Company	US	5529972	07/958,040	10/7/1992	6/25/1996	NEW THERMAL DYE TRANSFER
							RECEPTORS

M52962	Eastman Kodak Company	DE	69814450.3	98960235.4	11/16/1998	5/7/2003	METHOD AND DEVICE FOR CALIBRATING AN IMAGING APPARATUS

M52962	Eastman Kodak Company	US	6191867	08/972,102	11/17/1997	2/20/2001	METHOD AND DEVICE FOR CALIBRATING AN IMAGING APPARATUS

N39767	Eastman Kodak Company	FR	DE00117370	DE00117370	9/18/1975	9/18/1975

N40307	Eastman Kodak Company	FR	DE00118677	DE00118677	2/10/1976	2/10/1976

N41071	Eastman Kodak Company	FR	DE00120806	DE00120806	9/16/1976	9/16/1976

N41072	Eastman Kodak Company	FR	DE00120491	DE00120491	8/25/1976	8/25/1976

N53936	Eastman Kodak Company	US	5699102	07/597,456	10/15/1990	12/16/1997	NON-IMPACT COPIER/PRINTER SYSTEM

N57884	Eastman Kodak Company	DE	69324653.7	93914235.2	6/3/1993	4/28/1999	METHOD AND APPARATUS FOR REPRODUCING AN IMAGE WITH GRAY LEVEL PRINTING

N57884	Eastman Kodak Company	DE	69331476.1	98118918.6	10/7/1998	11/21/2001	METHOD AND APPARATUS FOR REPRODUCING AN IMAGE WITH GRAY LEVEL PRINTING

N57884	Eastman Kodak Company	JP	3597529	1994-501520	6/3/1993	9/17/2004	METHOD AND APPARATUS FOR REPRODUCING AN IMAGE WITHGRAY LEVEL PRINTING

N59547	Eastman Kodak Company	US	5575940	08/309,431	9/20/1994	11/19/1996	INVERSE LIMITED COALESCENCE PROCESS

N60291	Eastman Kodak Company	US	5462829	08/171,488	12/21/1993	10/31/1995	POLYMER BLENDS AND TONER COMPOSITIONS COMPRISING SAME

N60496	Eastman Kodak Company	US	5512403	08/286,854	8/5/1994	4/30/1996	MIXTURE OF CARRIER PARTICLES USEFUL IN ELECTROGRAPHIC DEVELOPERS

N60958	Eastman Kodak Company	US	5606358	07/812,094	12/23/1991	2/25/1997	LIGHT-EMITTING DIODE PRINTHEAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N62288	Eastman Kodak Company	US	5534347	08/250,325	5/27/1994	7/9/1996	FUSING ROLL HAVING A FLUOROCARBON-SILICONE BARRIER LAYER **PREVIOUSLY RECORDED 27MAY94 REEL 7026, FRAMES 553- 555**

N62627	Eastman Kodak Company	US	5523591	08/377,882	1/25/1995	6/4/1996	ASSEMBLY OF LED ARRAY AND LENS WITH ENGINEERED LIGHT OUTPUT PROFILE AND METHOD FOR MAKING THE ASSEMBLY

N62770	Eastman Kodak Company	US	6680782	08/085,605	6/30/1993	1/20/2004	A METHOD AND APPARATUS OF USING A RASTER IMAGE PROCESSOR AND INTERPOLATOR TO INCREASE THE SPEED OF OPERATION AND REDUCE MEMORY REQUIREMENTS FOR ELEC-

N62907	Eastman Kodak Company	US	5564109	08/184,893	1/21/1994	10/8/1996	USING A REMOTE USER INTERFACE TO SELECT FROM A PLURALITY OF DOCUMENT PRODUCTION APPARATUS

N63243	Eastman Kodak Company	US	5582917	08/122,754	9/16/1993	12/10/1996	FLUOROCARBON-SILICONE COATED ARTICLES USEFUL AS TONER FUSING MEMBERS

N63401	Eastman Kodak Company	US	5657069	07/807,522	12/13/1991	8/12/1997	METHOD AND APPARATUS FOR GREY LEVEL PRINTING

N63719	Eastman Kodak Company	JP	3333515	1994-513384	11/24/1993	7/26/2002	APPARATUS AND METHOD FOR PROCESSING OF IMAGE DATA

N64400	Eastman Kodak Company	US	5699103	08/360,156	12/20/1994	12/16/1997	METHOD FOR CALIBRATING AN ARRAY OF LIGHT- EMITTING DIODES

N64454	Eastman Kodak Company	US	5742879	07/976,913	11/16/1992	4/21/1998	METHOD AND APPARATUS FOR REPRODUCING DOCUMENTS WITH VARIABLE INFORMATION

N64524	Eastman Kodak Company	US	5532802	08/372,639	1/13/1995	7/2/1996	PIEZOELECTRIC SENSOR FOR IN-SITU MONITORING OF ELECTROSTATOGRAPHIC DEVELOPERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N64775	Eastman Kodak Company	US	5493322	08/041,092	4/1/1993	2/20/1996	ELECTROPHOTOGRAPHIC IMAGE
							FORMING APPARATUS WITH NON-
							UNIFORMITY CORRECTION OF
							RECORDING ELEMENTS

N65071	Eastman Kodak Company	US	5446561	08/207,507	3/8/1994	8/29/1995	METHOD AND APPARATUS FOR
							DIGITAL SCALE HALFTONING WITH
							VARIABLE SCREEN STRUCTURE FOR
							ELECTROPHOTOGRAPHIC PRINTING
							DEVICES

N65161	Eastman Kodak Company	US	5450179	08/203,164	2/28/1994	9/12/1995	ACTIVE CHARGING TO PREVENT
							IMAGE DISRUPTION

N65275	Eastman Kodak Company	US	5604527	08/174,559	12/28/1993	2/18/1997	DOT PRINTER AND METHOD FOR
							GREY LEVEL RECORDING WITH
							DIFFERENT BIT-DEPTH DIMENSIONS

N65471	Eastman Kodak Company	US	5586479	08/029,257	3/10/1993	12/24/1996	CUTTING APPARATUS FOR CUTTING
							AN IMAGE FROM A RECEIVING
							SHEET

N65482	Eastman Kodak Company	US	5325161	08/065,411	5/24/1993	6/28/1994	A DEVICE FOR DEVELOPING AN
							ELECTROSTATIC IMAGE ON AN
							IMAGE MEMBER

N65515	Eastman Kodak Company	US	5376492	08/064,626	5/20/1993	12/27/1994	METHOD AND APPARATUS FOR
							DEVELOPING AN ELECTROSTATIC
							IMAGE USING A TWO COMPONENT
							DEVELOPER

N66319	Eastman Kodak Company	US	5500320	08/297,462	8/29/1994	3/19/1996	HIGH SPEED DEVELOPER
							COMPOSITIONS

N66319	Eastman Kodak Company	US	5512404	08/297,681	8/29/1994	4/30/1996	DEVELOPER COMPOSITIONS
							EXHIBITING HIGH
							DEVELOPMENTSPEEDS

N66631	Eastman Kodak Company	US	5659855	08/322,242	10/12/1994	8/19/1997	ELECTROPHOTOGRAPHIC IMAGE
							MEMBER WITH MAGNETIC
							PROPERTY AND IMAGE FORMING
							APPARATUS

N66882	Eastman Kodak Company	US	5436430	08/163,971	12/6/1993	7/25/1995	ROLLER FUSER HAVING A
							TEMPERATURE CONTROL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N66897	Eastman Kodak Company	US	5666150	08/175,079	12/29/1993	9/9/1997	NON-UNIFORMITY CORRECTION FOR
							LED PRINTHEADS IN
							ELECTROPHOTOGRAPHIC GRAY
							SCALE PRINTING

N67164	Eastman Kodak Company	US	5554474	08/268,601	6/30/1994	9/10/1996	POLYURETHANE BIASABLE
							TRANSFER MEMBERS *ALSO
							RECORDED 27OCT94, 7176 133-140*

N67164	Eastman Kodak Company	US	5541001	08/268,897	6/30/1994	7/30/1996	POLYURETHANE BIASABLE
							TRANSFER MEMBERS HAVING
							IMPROVED MOISTURE STABILITY

N67427	Eastman Kodak Company	US	5739841	08/579,749	12/28/1995	4/14/1998	APPARATUS AND METHOD FOR
							GREY LEVEL PRINTING WITH
							UNIFORMITY CORRECTION

N67428	Eastman Kodak Company	DE	69404550.0	94107101.1	5/6/1994	7/30/1997	METHOD FOR FORMING TWO
							SUPERIMPOSED TONER IMAGES

N67428	Eastman Kodak Company	DE	69427833.5	97100597.0	5/6/1994	7/25/2001	APPARATUS FOR FORMING TWO
							TONER IMAGES IN A SINGLE FRAME

N67428	Eastman Kodak Company	US	5985499	08/065,246	5/20/1993	11/16/1999	METHOD AND APPARATUS FOR
							FORMING TWO TONER IMAGES IN A
							SINGLE FRAME

N67589	Eastman Kodak Company	US	5585836	08/174,942	12/27/1993	12/17/1996	ELECTROPHOTOGRAPHIC IMAGE
							RECORDING APPARATUS AND
							METHOD WITH CORRECTION FOR
							BOW IN PLACEMENT OF RECORDING
							ELEMENTS

N67700	Eastman Kodak Company	US	5629061	08/453,553	5/30/1995	5/13/1997	FUSING MEMBER FOR
							ELECTROSTATOGRAPHIC
							REPRODUCING APPARATUS AND
							METHOD FOR PREPARING FUSING
							MEMBERS

N67777	Eastman Kodak Company	US	5420743	08/089,145	7/8/1993	5/30/1995	CONTROL OF THE NEUTRALIZATION
							OF SURFACE CHARGES ON
							OBJECTS

N67855	Eastman Kodak Company	US	5528374	08/155,493	11/22/1993	6/18/1996	NETWORKED REPRODUCTION
							APPARATUS WITH SECURITY
							FEATURE

N67877	Eastman Kodak Company	US	5424540	08/293,526	8/19/1994	6/13/1995	CORONA CHARGER WIRE
							TENSIONING MECHANISM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N68200	Eastman Kodak Company	US	5583617	08/400,153	3/7/1995	12/10/1996	JAM CLEARANCE OPERATOR CONTROL FOR A REPRODUCTION APPARATUS

N68202	Eastman Kodak Company	US	5642185	08/399,866	3/7/1995	6/24/1997	AUTOMATIC TERMINATION OF SCREEN SAVER MODE ON A DISPLAY OF REPRODUCTION APPARATUS

N68255	Eastman Kodak Company	JP	3621953	1994-174138	7/26/1994	12/3/2004	DUPLEX DOCUMENT HANDLER AND IMAGE FORMING APPARATUS

N68276	Eastman Kodak Company	JP	3447123	1994-272418	11/7/1994	7/4/2003	IMAGE FORMING APPARAUS HAVING A DUPLEX PATH WITH AN INVERTER

N68276	Eastman Kodak Company	US	5473419	08/148,477	11/8/1993	12/5/1995	IMAGE FORMING APPARATUS HAVING A DUPLEX PATH WITH AN INVERTER

N68461	Eastman Kodak Company	US	5625460	08/164,274	12/9/1993	4/29/1997	IMPROVED METHOD AND APPARATUS FOR LOCALLY SWITCHING GRAY DOT TYPES TO REPRODUCE AN IMAGE WITH GRAY LEVEL PRINTING

N68574	Eastman Kodak Company	US	5859657	08/581,025	7/20/1998	1/12/1999	LED PRINTHEAD AND DRIVER CHIP FOR USE THEREWITH HAVING BOUNDARY SCAN TEST ARCHITECTURE

N68575	Eastman Kodak Company	US	5805197	08/580,403	12/28/1995	9/8/1998	DRIVER IC WITH AUTOMATIC TOKEN DIRECTION SELF-SENSING CIRCUITRY

N68576	Eastman Kodak Company	US	5926201	08/579,954	12/28/1995	7/20/1999	DRIVER IC CONFIGURABLE FOR RECORDING IN MULTIPLE RESOLUTIONS PRINTHEAD INCLUDING THE DRIVER IC AND METHOD OF OPERATING THE PRINTHEAD

N68653	Eastman Kodak Company	US	5441374	08/149,879	11/10/1993	8/15/1995	APPARATUS FOR FEEDING STRIPS COATED WITH A FUSION ADHESIVE ON ONE OF THEIR SURFACES TO AN ADVANCING TRANSPORT UNIT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N68729	Eastman Kodak Company	US	5411832	08/127,382	9/24/1993	5/2/1995	METHOD OF MODIFYING THE CHARGING PROPENSITY OF CARRIER PARTICLES FOR ELECTROSTATOGRAPHIC DEVELOPERS AND MODIFIED CARRIER PARTICLES

N68768	Eastman Kodak Company	US	6006807	08/150,668	11/10/1993	12/28/1999	APPARATUS FOR FEEDING STRIPS COATED WITH A FUSION ADHESIVE ON ONE OF THEIR SURFACES TO A SHEET-STACK BINDING APPARATUS

N68770	Eastman Kodak Company	US	5448347	08/234,081	4/28/1994	9/5/1995	IMPROVED FUSER SKIVE MOUNT

N68797	Eastman Kodak Company	US	5412212	08/162,545	12/6/1993	5/2/1995	CORONA-CHARGING APPARATUS AND METHOD

N68957	Eastman Kodak Company	US	5586055	08/310,112	9/20/1994	12/17/1996	NON-UNIFORMITY CORRECTION OF AN LED PRINTHEAD

N69177	Eastman Kodak Company	US	5511150	08/158,549	11/29/1993	4/23/1996	COPIER/PRINTER WITH IMPROVED PRODUCTIVITY

N69177	Eastman Kodak Company	US	6469795	08/634,572	4/18/1996	10/22/2002	COPIER/PRINTER WITH IMPROVED PRODUCTIVITY

N69359	Eastman Kodak Company	US	5535009	08/174,106	12/28/1993	7/9/1996	COPIER/PRINTER OPERATING WITH INTERRUPTS

N69411	Eastman Kodak Company	US	5585908	08/381,670	1/31/1995	12/17/1996	IMAGE FORMING APPARATUS USABLE WITH VARIABLE WIDTH RECEIVERS

N69454	Eastman Kodak Company	US	5614993	08/398,231	3/3/1995	3/25/1997	IMPROVED SYSTEM AND METHOD FOR JOB SET UP SUMMARIZING IN REPROGRAPHIC APPARATUS

N69580	Eastman Kodak Company	US	5655183	08/355,774	12/14/1994	8/5/1997	IMAGE FORMING APPARATUS WITH A TRANSFER STATION ERASE

N69581	Eastman Kodak Company	US	5489972	08/288,378	8/10/1994	2/6/1996	CLEANING MECHANISM FOR TRANSFER

N69621	Eastman Kodak Company	US	5453825	08/259,725	6/14/1994	9/26/1995	METHOD AND APPARATUS FOR CONTROLLING THE TRANSPORT AND THE POSITIONING OF SHEETS

N69681	Eastman Kodak Company	US	5485255	08/298,875	8/31/1994	1/16/1996	AUTOMATIC CLEANING MECHANISM FOR A CORONA CHARGER USING CLEANING PAD

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N69790	Eastman Kodak Company	US	5489761	08/318,925	10/6/1994	2/6/1996	METHOD OF CONTROLLING FUSER DURING STANDBY

N69872	Eastman Kodak Company	US	5600407	08/381,455	1/31/1995	2/4/1997	IMAGE FORMING METHOD AND APPARATUS FOR FORMING COMBINED TONER IMAGES

N69940	Eastman Kodak Company	US	5480757	08/253,446	6/8/1994	1/2/1996	TWO COMPONENT ELECTROPHOTOGRAPHIC DEVELOPERS AND PREPARATION METHOD

N70403	Eastman Kodak Company	US	5623585	08/276,063	7/15/1994	4/22/1997	METHOD AND APPARATUS FOR PARALLEL PROCESSING OF A DOCUMENT IMAGE

N70403	Eastman Kodak Company	US	5675719	08/668,042	6/17/1996	10/7/1997	METHOD AND APPARATUS FOR PARALLEL PROCESSING OF A DOCUMENT IMAGE

N70509-1	Eastman Kodak Company	US	5705221	08/629,818	4/10/1996	1/6/1998	METHOD OF DEPOSITING INSOLUBLE METAL SALT DEPOSITSON ELECTROSTATOGRAPHIC CARRIER SURFACES

N70509-2	Eastman Kodak Company	US	5686217	08/630,143	4/10/1996	11/11/1997	CARRIER PARTICLES BEARING INSOLUBLE METAL SALT DEPOSITS

N70580	Eastman Kodak Company	US	5692743	08/368,930	1/5/1995	12/2/1997	PAPER TRANSPORT APPARATUS

N70695	Eastman Kodak Company	US	5464703	08/268,131	6/29/1994	11/7/1995	TIN OXIDE FILLED DIMETHYLSILOXANE-FLUOROALKYL-SILOXANE FUSER ROLL FOR FIXING TONER TO A SUBSTRATE

N70695	Eastman Kodak Company	US	5563202	08/425,298	4/20/1995	10/8/1996	TIN OXIDE FILLED DIMETHYLSILOXANE-FLUOROALKYLSILOXANE FUSER ROLL FOR FIXING TONER TO A SUBSTRATE

N70762	Eastman Kodak Company	US	5655205	08/487,265	6/7/1995	8/5/1997	MECHANISM FOR CLEANING THE BACK SIDE OF A WEB IN AN ELECTROSTATOGRAPHIC REPRODUCTION APPARATUS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N70866	Eastman Kodak Company	US	5568243	08/270,062	7/1/1994	10/22/1996	CLEANING MECHANISM FOR A TRANSFER DRUM OF A REPRODUCTION APPARATUS

N70912	Eastman Kodak Company	US	5568228	08/355,579	12/14/1994	10/22/1996	IMAGE FORMING APPARATUS WITH CONTROLLED TRANSFER

N70922	Eastman Kodak Company	US	5480725	08/306,066	9/14/1994	1/2/1996	FUSING MEMBER HAVING TIN-FILLED, ADDITION CURED LAYER

N71019	Eastman Kodak Company	US	5763129	08/692,162	8/1/1996	6/9/1998	METHOD OF INCREASING GLOSS AND TRANSPARENCY CLARITY OF FUSED TONER IMAGES

N71213	Eastman Kodak Company	US	5715503	08/655,583	5/30/1996	2/3/1998	METHOD AND APPARATUS FOR SCAVENGING CARRIER EMPLOYING A MAGNETIC FIELD AND ERASE RADIATION

N71273	Eastman Kodak Company	US	5694224	08/353,643	12/8/1994	12/2/1997	METHOD AND APPARATUS FOR TONE ADJUSTMENT CORRECTION ON RENDERING GRAY LEVEL IMAGE DATA

N71278	Eastman Kodak Company	US	6627370	09/096,985	6/12/1998	9/30/2003	HARD CARRIER PARTICLES COATED WITH A POLYMER RESIN AND A CONDUCTIVE MATERIAL

N71405	Eastman Kodak Company	US	5585891	08/412,427	3/29/1995	12/17/1996	SET-UP NAVIGATION SCHEME FOR PROGRAMMING REPRODUCTION APPARATUS

N71417	Eastman Kodak Company	DE	19622167.6	19622167.6	6/1/1996	3/27/2008	IMAGE FORMING APPARATUS HAVING A DUPLEX PATH AND/OR AN INVERTER

N71462	Eastman Kodak Company	US	5729632	08/353,649	12/8/1994	3/17/1998	REPRODUCTION APPARATUS AND METHOD FOR ADJUSTING RENDERING WITH TONERS OF DIFFERENT PARTICLE SIZES

N71524	Eastman Kodak Company	US	5589925	08/335,927	11/8/1994	12/31/1996	ANTI-GOUGING SKIVE MECHANISM WITH REPLACEABLE FINGERS

N71545	Eastman Kodak Company	US	5966296	08/671,461	6/27/1996	10/12/1999	BIPOLAR-DUTY CYCLE CONTROLLABLE DC CORONA POWER SUPPLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N71561	Eastman Kodak Company	US	5794099	08/343,407	11/22/1994	8/11/1998	COPIER APPARATUS AND METHOD WITH FLEXIBLE SOURCE DOCUMENT ENTRY SCANNING

N71593	Eastman Kodak Company	US	5459006	08/350,564	12/7/1994	10/17/1995	QUATERNARY PHOSPHONIUM TETRAHALOFERRATE SALTS AS CHARGE-CONTROL AGENTS FOR TONERS AND DEVELOPERS CONTAINING SAME

N71593	Eastman Kodak Company	US	5464719	08/350,598	12/7/1994	11/7/1995	TONERS AND DEVELOPERS CONTAINING AMMONIUM TETRAHALOFERRATE SALTS AS CHARGE-CONTROL AGENTS

N71595	Eastman Kodak Company	US	5881338	08/627,321	4/1/1996	3/9/1999	CONTAMINATION CONTROL DEVICE FOR AN ELECTROSTATOGRAHPIC DEVELOPMENT STATION

N71603	Eastman Kodak Company	US	5818501	08/580,263	12/28/1995	10/6/1998	APPARATUS AND METHOD FOR GREY LEVEL PRINTING WITH IMPROVED CORRECTION OF EXPOSURE PARAMETERS

N71627	Eastman Kodak Company	US	6021256	08/706,953	9/3/1996	2/1/2000	RESOLUTION ENHANCEMENT SYSTEM FOR DIGITAL IMAGES

N71641	Eastman Kodak Company	US	6078697	08/724,641	10/1/1996	6/20/2000	METHOD AND APPARATUS FOR SEGMENTING IMAGE DATA INTO CONTONE, TEXT AND HALFTONE CLASSIFICATIONS

N71648	Eastman Kodak Company	US	5555080	08/569,388	12/8/1995	9/10/1996	SLIDE COVER FOR MARKING PARTICLE CARTRIDGE

N71688	Eastman Kodak Company	US	5678131	08/629,693	4/9/1996	10/14/1997	APPARATUS AND METHOD FOR REGULATING TONING CONTRAST AND EXTENDING DEVELOPER LIFE BY LONG-TERMADJUSTMENT OF TONER CONCENTRATION

N71691	Eastman Kodak Company	US	5937147	08/708,272	9/3/1996	8/10/1999	PRINTING OF ENHANCED IMAGES

N71721	Eastman Kodak Company	US	5655062	08/398,199	3/2/1995	8/5/1997	ACCENT COLOR PRINTING

N71725	Eastman Kodak Company	US	5659280	08/658,331	6/5/1996	8/19/1997	IMPROVED APPARATUS AND SYSTEM FOR MAGNETIZATION OF PERMANENT MAGNET CYLINDER ELEMENTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N71865	Eastman Kodak Company	US	5876030	08/642,380	1/8/1998	3/2/1999	APPARATUS FOR FACILITATING HANDLING TAB STOCK IN A TOP FEED VACUUM CORRUGATED FEEDER

N71873	Eastman Kodak Company	US	5587245	08/363,149	12/23/1994	12/24/1996	FUSING MEMBER HAVING ZINC-OXIDE FILLED, ADDITION CURED LAYER

N71874	Eastman Kodak Company	US	5701550	08/620,781	3/22/1996	12/23/1997	METHOD AND APPARATUS FOR CONTROLLING CHARGE ON TONER IN A TONING STATION

N71878	Eastman Kodak Company	US	5649266	08/635,867	4/18/1996	7/15/1997	IN-STATION CALIBRATION OF TONER CONCENTRATION MONITOR AND REPLENISHER DRIVE

N71925	Eastman Kodak Company	US	5708946	08/659,483	6/6/1996	1/13/1998	FUSER SKIVE MECHANISM MOUNTING FOR FACILITATING JAM CLEARANCE

N71944	Eastman Kodak Company	US	5516615	08/381,246	1/31/1995	5/14/1996	STABILIZED CARRIERS WITH IMPROVED DEVELOPER PERFORMANCE

N71947	Eastman Kodak Company	US	5655198	08/659,465	6/6/1996	8/5/1997	CLEANING MECHANISM FOR THE TONING ROLLER OF AN ELECTROSTATOGRAPHIC REPRODUCTION APPARATUS DEVELOPMENT STATION

N71997	Eastman Kodak Company	US	5642254	08/613,647	3/11/1996	6/24/1997	HIGH DUTY CYCLE AC CORONA CHARGER

N72115	Eastman Kodak Company	US	5599631	08/399,067	3/8/1995	2/4/1997	FLUORINATED ELASTOMER/FLUORINATED RESIN COMPOSITIONS FOR TONER FUSING MEMBERS

N72156	Eastman Kodak Company	US	5584478	08/499,831	7/10/1995	12/17/1996	DEVICE FOR PRECISELY POSITIONED ALIGNMENT OF SINGLY FED SHEETS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N72232	Eastman Kodak Company	US	5917534	08/624,033	3/27/1996	6/29/1999	LIGHT-EMITTING DIODE ARRAYS WITH INTEGRATED PHOTODETECTORS FORMED AS A MONOLITHIC DEVICE AND METHODS AND APPARATUS FOR USING SAME

N72301	Eastman Kodak Company	US	5689588	08/582,319	1/3/1996	11/18/1997	METHOD AND APPARATUS FOR INCREASING COMPRESSIBILITY OF MULTIBIT IMAGE DATA

N72320	Eastman Kodak Company	US	5674655	08/739,902	10/30/1996	10/7/1997	ELECTROSTATOGRAPHIC TONERS CONTAINING METAL OXIDES

N72454	Eastman Kodak Company	US	5671340	08/565,467	11/30/1995	9/23/1997	METHOD OF NON-OVERLAPPING ADDITIVE COLOR PRINTING

N72455	Eastman Kodak Company	US	5633990	08/631,768	4/10/1996	5/27/1997	METHOD OF NON-OVERLAPPING COLOR PRINTING

N72485	Eastman Kodak Company	US	5849449	08/631,723	4/10/1996	12/15/1998	ELECTROSTATOGRAPHIC DEVELOPER HAVING TONER PARTICLES CONTAINING POLYMERS OF (2-CYANOACETAMIDO) PHENYL ACRYLATES POLYMERS

N72897	Eastman Kodak Company	US	5606404	08/563,246	11/22/1995	2/25/1997	TONER DEVELOPMENT STATION WITH NON-CONDUCTIVE SKIVE

N72908	Eastman Kodak Company	US	5681680	08/644,801	5/10/1996	10/28/1997	DIFUNCTIONAL N-(2-CYANOETHENYL) SULFONAMIDES AND TONER COMPOSITIONS CONTAINING THEM

N72972	Eastman Kodak Company	US	5649891	08/572,198	12/13/1995	7/22/1997	COMPOSITE GUDGEONS AND ROLLER ASSEMBLIES

N73075	Eastman Kodak Company	US	5988629	08/720,481	9/30/1996	11/23/1999	CONTROL FOR A SHEET STACK SUPPORTING PLATFORM

N73119	Eastman Kodak Company	US	5722015	08/640,025	4/30/1996	2/24/1998	METHOD AND APPARATUS FOR ADJUSTING THE CHARGE ON TONER

N73120	Eastman Kodak Company	US	5772779	08/697,942	9/3/1996	6/30/1998	PHOTOCONDUCTOR CLEANING BRUSH FOR ELIMINATION OF PHOTOCONDUCTOR SCUM

N73163	Eastman Kodak Company	US	6405016	08/560,507	11/17/1995	6/11/2002	DEVELOPER MATERIAL COLLECTION BOTTLE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N73380	Eastman Kodak Company	US	5604039	08/589,666	1/22/1996	2/18/1997	THERMALLY STABLE RELEASE
							AGENTS

N73463	Eastman Kodak Company	US	5672871	08/609,073	2/29/1996	9/30/1997	CORONA WIRE HANDLING DEVICE

N73489	Eastman Kodak Company	US	5631728	08/594,955	1/31/1996	5/20/1997	PROCESS CONTROL FOR ELECTROPHOTOGRAPHIC RECORDING

N73616	Eastman Kodak Company	US	5709975	08/685,124	7/23/1996	1/20/1998	COATED HARD FERRITE CARRIER
							PARTICLES

N73618	Eastman Kodak Company	GB	2313092	9709584.8	5/13/1997	2/2/2000	SECTIONED SURFACE COATING TO
							ENHANCE MICRO-COMPLIANCE

N73618	Eastman Kodak Company	US	5689787	08/648,846	5/16/1996	11/18/1997	SECTIONED SURFACE COATING TO
							ENHANCE MICRO- COMPLIANCE

N73678	Eastman Kodak Company	US	5824416	08/612,698	3/8/1996	10/20/1998	FUSER MEMBER HAVING
							FLUOROELASTOMER LAYER
N73850	Eastman Kodak Company	US	5729794	08/650,673	5/20/1996	3/17/1998	TONER CONTAINER HAVING A WEB
							SEAL

N73949	Eastman Kodak Company	US	5808747	08/655,550	5/30/1996	9/15/1998	APPARATUS AND METHOD FOR
							PRODUCTION OF SIGNATURES

N73992	Eastman Kodak Company	US	5742868	08/661,527	6/11/1996	4/21/1998	METHOD AND APPARATUS OF
							ADJUSTING OF CHARGE LEVEL ON
							AN ELECTROSTATOGRAPHIC
							RECORDING MEDIUM **ALSO
							RECORDED R: 8078 F: 560-561

N74049	Eastman Kodak Company	US	5678154	08/674,227	6/28/1996	10/14/1997	TRANSPARENCY FEED WITH
							AMORPHOUS FLUOROPOLYMER
							COATED PRESSURE ROLL

N74084	Eastman Kodak Company	US	5853892	08/672,250	6/28/1996	12/29/1998	AMORPHOUS FLUOROPOLYMER
							COATED FUSING BELT

N74166	Eastman Kodak Company	US	5729787	08/685,261	7/23/1996	3/17/1998	IMPROVED TONER CONCENTRATION
							MONITOR AND METHOD *ALSO
							RECORDED, SEE FN*

N74183	Eastman Kodak Company	US	5811214	08/852,985	5/8/1997	9/22/1998	MONOCOMPONENT DEVELOPER
							COMPRISING SURFACE TREATED
							TONERS

N74521	Eastman Kodak Company	US	5805292	08/724,517	9/30/1996	9/8/1998	A CONTROL SYSTEM FOR
							AUTOMATIC INTENSITY
							ADJUSTMENT OF LIGHT EMITTERS
							OF A SHEET SENSOR DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N74614	Eastman Kodak Company	US	5906881	08/729,972	10/15/1996	5/25/1999	COATED FUSER MEMBERS

N74614	Eastman Kodak Company	US	6113830	09/123,126	7/27/1998	9/5/2000	METHODS OF MAKING COATED
							FUSER MEMBERS

N74721	Eastman Kodak Company	US	5735945	08/821,993	3/21/1997	4/7/1998	STATIC CHARGE-SUPPRESSING
							RELEASE AGENT COMPOSITIONS

N74759	Eastman Kodak Company	US	5853941	08/762,680	12/11/1996	12/29/1998	ELIMINATING TRIBOELECTRICALLY
							GENERATED BACKGROUNDIN AN
							ELECTROPHOTOGRAPHICALLY
							PRODUCED IMAGE

N74938	Eastman Kodak Company	US	5740495	08/770,601	12/19/1996	4/14/1998	APPARATUS AND METHOD FOR
							ADJUSTING CLEANING
							SYSTEMPERFORMANCE ON AN
							ELECTROSTATOGRAPHIC
							RECORDING APPARATUS (*ALSO
							RECORDED, SEE FN*)

N74966	Eastman Kodak Company	US	5853893	08/806,569	2/25/1997	12/29/1998	TONER FUSER MEMBER HAVING A
							METAL OXIDE FILLED
							FLUOROELASTOMER OUTER LAYER
							WITH IMPROVED TONER RELEASE

N74967	Eastman Kodak Company	US	5851673	08/805,479	2/25/1997	12/22/1998	TONER FUSER MEMBER HAVING A
							METAL OXIDE FILLED
							FLUOROELASTOMER OUTER LAYER
							WITH IMPROVED TONER RELEASE

N75021	Eastman Kodak Company	US	6088050	08/775,815	12/31/1996	7/11/2000	NON-IMPACT RECORDING
							APPARATUS OPERABLE UNDER
							VARIABLE RECORDING CONDITIONS

N75062	Eastman Kodak Company	US	5839020	08/799,673	2/11/1997	11/17/1998	METHOD AND APPARATUS FOR
							CONTROLLING PRODUCTION OF
							FULL PRODUCTIVITY ACCENT
							COLOR IMAGE FORMATION

N75343	Eastman Kodak Company	US	5799236	08/903,583	7/31/1997	8/25/1998	FACILITATING DUPLEX COPYING
							WITH A REPRODUCTION APPARATUS
							UTILIZING AN INTERMEDIATE
							TRANSFER MEMBER

N75358	Eastman Kodak Company	DE	69822441.8	98966099.8	12/28/1998	3/17/2004	IMAGE FORMING APPARATUS AND
							METHOD WITH CONTROL OF ELECTROSTATIC TRANSFER USING CONSTANT CURRENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N75358	Eastman Kodak Company	GB	0966701	98966099.8	12/28/1998	3/17/2004	IMAGE FORMING APPARATUS AND
							METHOD WITH CONTROL OF
							ELECTROSTATIC TRANSFER USING
							CONSTANT CURRENT

N75358	Eastman Kodak Company	US	5937229	08/998,789	12/29/1997	8/10/1999	IMAGE FORMING APPARATUS AND
							METHOD WITH CONTROL OF
							ELECTROSTATIC TRANSFER USING
							CONSTANT CURRENT

N75410	Eastman Kodak Company	US	5893558	08/906,794	8/5/1997	4/13/1999	SHEET GUIDANCE CHANNEL

N75523	Eastman Kodak Company	US	5887234	08/992,872	12/17/1997	3/23/1999	REPRODUCTION APPARATUS
							PROVIDING SELECTABLE IMAGE
							QUALITY AND GLOSS

N75626	Eastman Kodak Company	US	5839024	08/858,752	5/19/1997	11/17/1998	CORONA CHARGING OF A CHARGE
							RETENTIVE SURFACE

N75639	Eastman Kodak Company	JP	4249287	1998-117019	4/27/1998	1/23/2009	TRANSFER MEMBER FOR
							ELECTROSTATOGRAPHY

N75639	Eastman Kodak Company	US	6074756	08/845,300	4/25/1997	6/13/2000	TRANSFER MEMBER FOR
							ELECTROSTATOGRAPHY

N75793	Eastman Kodak Company	US	6014158	08/841,008	4/29/1997	1/11/2000	TRANSFER ROLLER ELECTRICAL
							BIAS CONTROL

N76295	Eastman Kodak Company	US	5926054	08/901,183	7/28/1997	7/20/1999	MODIFICATION OF PROCESS
							CONTROL SIGNALS SO AS TO
							ENABLE REPRODUCTION
							APPARATUS TO OPERATE OVER AN
							ALTERNATE PROCESS RANGE

N76312	Eastman Kodak Company	US	5968702	08/977,263	11/24/1997	10/19/1999	TONER PARTICLES OF CONTROLLED SHAPE AND METHOD OF PREPARATION

N76314	Eastman Kodak Company	US	5980245	08/920,969	8/29/1997	11/9/1999	DURABLE GUDGEONS FOR FUSING
							ROLLERS

N76315	Eastman Kodak Company	US	6146751	09/240,749	1/29/1999	11/14/2000	FUSER MEMBER WITH VINYL AND
							HYDRIDE CONTAINING SILANE
							ADHESIVE LAYER

N76465	Eastman Kodak Company	US	5956544	08/970,832	11/14/1997	9/21/1999	ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS WITH
							ELECTROMETER CONTROL AND
							METHOD OF CALIBRATING THE
							ELECTROMETER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N76514	Eastman Kodak Company	US	5938100	09/047,618	3/25/1998	8/17/1999	MECHANISM FOR TRANSPORTING THE LEADING END OF A STAPLE WIRE FROM A SUPPLY ROLL TO A STAPLING DEVICE FOR SHEET STACKS

N76515	Eastman Kodak Company	US	5938388	09/044,354	3/19/1998	8/17/1999	METHOD AND DEVICE FOR PREPARING, MANIPULATING, AND PROCESSING A STAPLE WIRE FOR STAPLING SHEETS IN A STAPLING APPARATUS

N76604	Eastman Kodak Company	US	6114041	08/962,129	10/31/1997	9/5/2000	FUSER MEMBER WITH SURFACE TREATED AL2O3 AND FUNCTIONALIZED RELEASE FLUIDS

N76605	Eastman Kodak Company	US	5998033	08/961,838	10/31/1997	12/7/1999	FUSER MEMBER WITH METAL OXIDE FILLERS, SILANE COUPLING AGENTS, AND FUNCTIONALIZED RELEASE FLUIDS

N76606	Eastman Kodak Company	US	5935712	08/962,108	10/31/1997	8/10/1999	FUSER MEMBER WITH SURFACE TREATED SNO2, CUO, OR MIXTURE FILLER

N76629	Eastman Kodak Company	DE	69820413.1	98949530.4	9/25/1998	12/10/2003	ESTABLISHMENT AT A REMOTE LOCATION OF AN INTERNET/INTRANET USER INTERFACE TO A COPIER/PRINTER

N76629	Eastman Kodak Company	GB	0941511	98949530.4	9/25/1998	12/10/2003	ESTABLISHMENT AT A REMOTE LOCATION OF AN INTERNET/INTRANET USER INTERFACE TO A COPIER/PRINTER

N76629	Eastman Kodak Company	US	6453127	08/937,989	9/26/1997	9/17/2002	ESTABLISHMENT AT A REMOTE LOCATION OF AN INTERNET/INTRANET USER INTERFACE TO A COPIER/PRINTER

N76712	Eastman Kodak Company	US	5987271	08/998,787	12/29/1997	11/16/1999	METHOD AND APPARATUS FOR CONTROL OF VARIABILITY IN CHARGE TO MASS RATIO IN A DEVELOPMENT STATION

N76747	Eastman Kodak Company	US	6095518	09/084,746	5/26/1998	8/1/2000	SHEET DEPOSITING DEVICE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N76825	Eastman Kodak Company	US	6142466	09/126,305	7/30/1998	11/7/2000	APPARATUS FOR STACKED
							DEPOSITING AND ALIGNMENT OF
							INDIVIDUALLY DELIVERED SHEETS

N76834	Eastman Kodak Company	US	6153888	09/188,640	11/9/1998	11/28/2000	AUTOMATIC CONTROL OF
							REFLECTIVE-TYPE SENSORS IN
							REPRODUCTION APPARATUS

N76903	Eastman Kodak Company	US	5978624	09/052,475	3/31/1998	11/2/1999	SLIDE COVER BREATHABLE SEAL
							FOR A MARKING PARTICLE
							RECEPTACLE

N76907	Eastman Kodak Company	US	5970284	09/052,686	3/31/1998	10/19/1999	SLIDE COVER FOR MARKING
							PARTICLE RECEPTACLE

N76908	Eastman Kodak Company	US	5995783	09/052,620	3/31/1998	11/30/1999	RECEPTACLE FOR PARTICLUATE
							MATTER

N77062	Eastman Kodak Company	US	5989767	09/212,065	12/15/1998	11/23/1999	CARRIER PARTICLES FOR
							ELECTROSTATOGRAPHIC
							DEVELOPERS

N77185	Eastman Kodak Company	US	5862433	08/999,113	12/29/1997	1/19/1999	ELECTROSTATOGRAPHIC METHOD
							AND APPARATUS WITH IMPROVED
							AUTO CYCLE UP

N77191	Eastman Kodak Company	US	6121986	08/999,451	12/29/1997	9/19/2000	PROCESS CONTROL FOR
							ELECTROPHOTOGRAPHIC
							RECORDING

N77241	Eastman Kodak Company	US	6252207	09/443,902	11/19/1999	6/26/2001	FUSER TEMPERATURE CONTROL
							SENSOR WHICH IS INSENSITIVE TO
							SURROUNDING AIR CURRENTS

N77245	Eastman Kodak Company	US	6226474	09/464,423	12/16/1999	5/1/2001	AIR IMPINGEMENT POST FUSER
							RECEIVER MEMBER COOLER DEVICE

N77280	Eastman Kodak Company	US	5933682	09/059,810	4/14/1998	8/3/1999	COPIER/PRINTER WITH MANUAL
							ADJUSTMENT FOR CROSS-TRACK
							UNIFORMITY

N77389	Eastman Kodak Company	US	6451956	09/877,763	6/8/2001	9/17/2002	NOVEL POLYMER AND
							PHOTOCONDUCTIVE ELEMENT
							HAVING A POLYMERIC BARRIER LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N77457	Eastman Kodak Company	US	5905932	09/053,504	4/4/1998	5/18/1999	METHOD AND APPARATUS FOR THE
							REMOVAL OF TONER AND MAGNETIC
							CARRIER PARTICLES FROM A
							SURFACE

N77471	Eastman Kodak Company	US	6067438	09/157,391	9/18/1998	5/23/2000	FUSER MEMBER WITH FLUORO-
							SILICONE IPN NETWORK AS
							FUNCTIONAL RELEASE AGENT
							DONOR ROLLER

N77614	Eastman Kodak Company	US	6295427	09/473,417	12/29/1999	9/25/2001	PROTECTIVE CONTAINER/INSTALLATION FIXTURE FOR IMAGE-RECORDING/IMAGE-TRANSFER DRUMS

N77723	Eastman Kodak Company	US	6131846	09/197,731	11/20/1998	10/17/2000	DEVICE FOR HOLDING THE LEADING
							END OF THE WIRE ON A STAPLING
							WIRE SUPPLY REEL

N77861	Eastman Kodak Company	US	D408445	29/089,777	6/23/1998	4/20/1999	TONER CONTAINER

N77897	Eastman Kodak Company	US	6184911	09/089,744	6/3/1998	2/6/2001	APPARATUS AND METHOD FOR
							RECORDING USING AN
							ELECTROGRAPHIC WRITER AND AN
							IMAGING WEB

N77936	Eastman Kodak Company	US	6195518	09/443,603	11/19/1999	2/27/2001	WEB CROSS-TRACK FORCE
							MONITORING MECHANISM

N77970	Eastman Kodak Company	US	6308951	09/238,486	1/27/1999	10/30/2001	DEVICE FOR DETECTING A SHEET
							STACK HEIGHT IN A TRAY

N77972	Eastman Kodak Company	US	6196542	09/260,408	3/1/1999	3/6/2001	DEVICE FOR DELIVERING,
							DEPOSITING, AND ALIGNING SHEETS
							IN A STACK CONTAINER
							VORRICHTUNG ZUM ZUFÜHREN,
							ABLEGEN UND AUSRICHTEN VON
							BLÄTTERN IN EINEM
							STAPELBEHÄLTER

N77980	Eastman Kodak Company	US	5903800	09/090,746	6/4/1998	5/11/1999	ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS AND
							METHOD WITH IMPROVED
							DENSITOMETER

N78008	Eastman Kodak Company	US	D408846	29/089,809	6/23/1998	4/27/1999	TONER CONTAINER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N78027	Eastman Kodak Company	US	6118953	09/156,821	9/18/1998	9/12/2000	ELECTROSTATOGRAPHIC
							APPARATUS AND METHOD WITH
							PROGRAMMABLE TONER
							CONCENTRATION DECLINE WITH
							THE DEVELOPER LIFE

N78144	Eastman Kodak Company	US	6041210	09/335,371	6/17/1999	3/21/2000	ELECTROSTATIC CHARGE-
							SUPPRESSING FUSER ROLLER

N78231	Eastman Kodak Company	US	6222636	09/133,826	8/13/1998	4/24/2001	DISK-BASED IMAGE STORAGE
							SYSTEM INVENTION DISCLOSURE

N78246	Eastman Kodak Company	US	6225618	09/185,926	11/4/1998	5/1/2001	DIGITAL DENSITOMETER WITH AUTO-
							RANGING

N78247	Eastman Kodak Company	US	6144024	09/183,509	10/30/1998	11/7/2000	DIGITAL DENSITOMETER USING VOLTAGE-CONTROLLED OSCILLATOR, COUNTER, AND LOOK-UP TABLE

N78404	Eastman Kodak Company	GB	2342230	9921559.2	9/14/1999	5/28/2003	IMPROVED AC CORONA CHARGER
							WITH BURIED FLOOR ELECTRODE

N78404	Eastman Kodak Company	US	6038120	09/164,064	9/30/1998	3/14/2000

N78437	Eastman Kodak Company	US	6687874	09/166,326	10/5/1998	2/3/2004	A SYSTEM FOR GENERATING AND
							MAINTAINING FIELD SERVICE
							PUBLICATIONS

N78612	Eastman Kodak Company	US	6522421	09/181,104	10/28/1998	2/18/2003	METHOD AND APPARATUS FOR
							AUTOMATICALLY COMMUNICATING
							RETURNING STATUS AND
							INFORMATION FROM A PRINTER
							USING ELECTRONIC MAIL (EMAIL)

N78641	Eastman Kodak Company	US	6222176	09/185,842	11/4/1998	4/24/2001	DIGITAL DENSITOMETER WITH LUT
							OUTPUT SUMMATION TO YIELD
							DENSITY VALUE

N78648	Eastman Kodak Company	US	6127041	09/204,598	12/3/1998	10/3/2000	FUSER MEMBER HAVING
							COMPOSITE MATERIAL INCLUDING
							SILICONE T-RESINS

N78672	Eastman Kodak Company	US	6649314	09/506,159	2/17/2000	11/18/2003	ELECTROSTATOGRAPHIC APPARTUS
							AND METHOD FOR REDUCING IMAGE
							DEFECTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N78680	Eastman Kodak Company	US	6016415	09/199,896	11/25/1998	1/18/2000	IMAGE TRANSFER APPARATUS AND
							METHOD USING A SEAMED ENDLESS
							BELT [TITLE PRIOR TO AMENDMENT -
							SEAM IMPROVEMENTS FOR
							APPARATUS USING ENDLESS BELT]

N78761	Eastman Kodak Company	US	5960245	09/204,601	12/3/1998	9/28/1999	OIL SWELLING CONTROLLING FUSER
							MEMBER HAVING A SILICONE T-
							RESIN

N78829	Eastman Kodak Company	DE		19951497.6	10/26/1999		AC CORONA CHARGER FOR AN
							ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS

N78829	Eastman Kodak Company	US	6134095	09/213,848	12/17/1998	10/17/2000	AC CORONA CHARGER FOR AN
							ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS

N78881	Eastman Kodak Company	US	6586100	09/213,070	12/16/1998	7/1/2003	FLUOROCARBON-SILICONE
							INTERPENETRATING NETWORK
							USEFUL AS FUSER MEMBER
							COATING

N78895	Eastman Kodak Company	US	5991568	09/219,046	12/23/1998	11/23/1999	BLADE CLEANING APPARATUS WITH
							ASSOCIATED DUST SEAL AND
							METHOD OF CLEANING

N78919	Eastman Kodak Company	US	6218014	09/223,505	12/30/1998	4/17/2001	FLUOROCARBON FUSER MEMBER
							WITH SILICON CARBIDE FILLER

N78927	Eastman Kodak Company	US	6190771	09/221,345	12/28/1998	2/20/2001	FUSER ASSEMBLY WITH DONOR
							ROLLER HAVING REDUCED RELEASE
							AGENT SWELL

N78977	Eastman Kodak Company	US	6197466	09/452,087	11/30/1999	3/6/2001	ELECTROPHOTOGRAPHIC TONER
							SURFACE TREATED WITH METAL
							OXIDES

N79004	Eastman Kodak Company	JP	4806092	2010-185195	11/27/2000	8/19/2011	REPRODUCTION METHOD AND
							APPARATUS FOR POST-TRANSFER
							IMAGE CONDITIONING

N79004	Eastman Kodak Company	US	6243555	09/473,403	12/28/1999	6/5/2001	REPRODUCTION METHOD AND
							APPARATUS FOR POST-TRANSFER
							IMAGE CONDITIONING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N79032	Eastman Kodak Company	US	6483604	09/258,993	2/26/1999	11/19/2002	DISK-BASED IMAGE STORAGE
							SYSTEM AND METHOD WITH
							PRIORITIZED LOADING AND
							RETRIEVAL OPERATIONS

N79085	Eastman Kodak Company	US	6312817	09/244,375	2/4/1999	11/6/2001	FUSER ASSEMBLY WITH
							CONTROLLED POLYMERIC RELEASE
							AGENT SWELL INTERMEDIATE
							LAYER

N79209	Eastman Kodak Company	DE	69904276.3	99118922.6	9/25/1999	12/4/2002	METHOD FOR CONTROLLING THE
							FLOW OF PAPER OBJECTS IN A
							PAPER PROCESSING SYSTEM
							VERFAHREN ZUM STEUERN DES
							PAPIERFLUSSES DURCH EIN
							PAPIERVERARBEITUNGSSYSTEM

N79209	Eastman Kodak Company	US	6241404	09/405,833	9/24/1999	6/5/2001	METHOD FOR CONTROLLING THE
							FLOW OF PAPER OBJECTS IN A
							PAPER PROCESSING SYSTEM
							VERFAHREN ZUM STEUERN DES
							PAPIERFLUSSES DURCH EIN
							PAPIERVERARBEITUNGSSYSTEM

N79224	Eastman Kodak Company	US	6201556	09/443,602	11/19/1999	3/31/2001	ELECTROGRAPHIC REPRODUCTION
							APPARATUS LIGHT-EMITTING
							DEVICE SUPPORT MECHANISM

N79241	Eastman Kodak Company	US	6108504	09/277,618	3/26/1999	8/22/2000	CORONA WIRE REPLENISHING
							MECHANISM

N79463	Eastman Kodak Company	US	6678496	10/216,985	8/12/2002	1/13/2004	SKIVE MECHANISM FOR
							REPRODUCTION APPARATUS FUSER
							ROLLERS

N79479	Eastman Kodak Company	US	6181886	09/471,787	12/23/1999	1/30/2001	TONER REPLENISHMENT AND
							COLLECTION APPARATUS AND
							METHOD

N79697	Eastman Kodak Company	US	6160980	09/437,552	11/10/1999	12/12/2000	METHOD AND APPARATUS FOR
							REDUCING CONTAMINATION OF A
							TACKDOWN, CAPTURE OR
							TRANSFER ROLLER ON A SPLICED
							PHOTOCONDUCTOR OR
							TRANSPORT WEB

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N79717	Eastman Kodak Company	US	6819886	10/625,429	7/23/2003	11/16/2004	GLOSS/DENSITY MEASUREMENT
							DEVICE WITH FEEDBACK TO
							CONTROL GLOSS AND DENSITY OF
							IMAGES PRODUCED BY AN
							ELECTROGRAPHIC REPRODUCTION
							APPARATUS

N79755	Eastman Kodak Company	US	6275672	09/442,303	11/19/1999	8/14/2001	ADJUSTMENT MECHANISM FOR
							DEVELOPMENT STATION ELEMENTS

N79901	Eastman Kodak Company	US	6417284	09/409,291	9/30/1999	7/9/2002	A NOVEL ADHESION PRIMING
							COMPOSITION FOR
							FLUOROPOLYMER COATINGS

N80050	Eastman Kodak Company	US	6821626	09/450,302	11/29/1999	11/23/2004	FLUOROCARBON RANDOM
							COPOLYMER FOR USE IN TONER
							RELEASE LAYER

N80091	Eastman Kodak Company	US	6676996	10/209,040	7/31/2002	1/13/2004	FLUOROELASTOMER-SILICONE
							COMPOSITES USING
							POLYDIMETHYLSILOXANE
							PARTICLES

N80095	Eastman Kodak Company	US	6549747	10/080,005	2/21/2002	4/15/2003	CONDUCTIVE FUR BRUSH CLEANER
							HAVING AN INSULATED CASING

N80096	Eastman Kodak Company	US	6690899	10/080,215	2/21/2002	2/10/2004	CONDUCTIVE FIBER BRUSH
							CLEANER HAVING SEPARATE ZONES

N80110	Eastman Kodak Company	US	6654584	09/991,584	11/17/2001	11/25/2003	PRESSURE ROLLER OIL CLEANER
							FOR A ROLLER FUSING SYSTEM

N80148	Eastman Kodak Company	US	6537741	09/792,313	2/23/2001	3/25/2003	FUSING BELT FOR APPLYING A
							PROTECTIVE OVERCOAT TO A
							PHOTOGRAPHIC ELEMENT

N80159	Eastman Kodak Company	US	6243557	09/540,263	3/31/2000	6/5/2001	OFFSET PREVENTING OIL
							PRESSURE SENSOR SYSTEM

N80160	Eastman Kodak Company	US	6538453	09/540,789	3/31/2000	3/25/2003	DETECTING ERRATIC RESISTANCE
							IN TEMPERATURE SENSORS

N80391	Eastman Kodak Company	US	6358656	09/644,331	8/23/2000	3/19/2002	ELECTROPHOTOGRAPHIC TONER
							SURFACE TREATED WITH SILICA-
							TITANIUM DIOXIDE MIXTURES

N80396	Eastman Kodak Company	US	6304740	09/500,826	2/10/2000	10/16/2001	EXTERNALLY HEATED EXTERNAL
							HEATER ROLLERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N80476	Eastman Kodak Company	US	6625408	09/574,054	5/18/2000	9/23/2003	PIN-MOUNT FOR OPTICAL
							WRITER/IMAGE-RECORDING
							ELEMENT IN A DOCUMENT
							PRINTER/COPIER

N80519	Eastman Kodak Company	JP	3954400	2002-24532	1/31/2002	5/11/2007	CLEANING BRUSH FOR
							ELECTROSTATOGRAPHIC IMAGING
							APPARATUS AND APPARATUS
							CONTAINING SAME

N80519	Eastman Kodak Company	US	6532354	09/912,160	7/24/2001	3/11/2003	CLEANING BRUSH FOR
							ELECTROSTATOGRAPHIC IMAGING
							APPARATUS AND APPARATUS
							CONTAINING SAME

N80523	Eastman Kodak Company	US	6294303	09/489,811	1/24/2000	9/25/2001	MONOCOMPONENT DEVELOPER
							CONTAINING POSITIVELY
							CHARGEABLE INORGANIC FINE
							POWDER

N80567	Eastman Kodak Company	JP	4684467	2001-148414	5/17/2001	2/18/2011	DEVELOPMENT STATION FOR A
							REPRODUCTION APPARATUS

N80567	Eastman Kodak Company	US	6385415	09/573,903	5/18/2000	5/7/2002	DEVELOPMENT STATION FOR A
							REPRODUCTION APPARATUS

N80567	Eastman Kodak Company	US	6512902	10/046,848	1/15/2002	1/28/2003	DEVELOPMENT STATION FOR A
							REPRODUCTION APPARATUS

N80567	Eastman Kodak Company	US	6480689	10/050,007	1/15/2002	11/12/2002	DEVELOPMENT STATION FOR A
							REPRODUCTION APPARATUS

N80567	Eastman Kodak Company	US	6480686	10/050,008	1/15/2002	11/12/2002	DEVELOPMENT STATION FOR A
							REPRODUCTION APPARATUS

N80581	Eastman Kodak Company	US	6735407	10/263,983	10/3/2002	5/11/2004	CORONA CHARGERS HAVING
							CONSUMER REPLACEABLE
							COMPONENTS

N80700	Eastman Kodak Company	US	6240267	09/534,468	3/24/2000	5/29/2001	PRINTING APPARATUS

N80827	Eastman Kodak Company	DE		10211867.1	3/18/2002		PRE-HEATER FOR AN
							ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS
							FUSING ASSEMBLY

N80827	Eastman Kodak Company	JP	4040329	2002-54667	2/28/2002	11/16/2007	PRE-HEATER FOR AN
							ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS
							FUSING ASSEMBLY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N80827	Eastman Kodak Company	US	6754457	09/828,012	4/6/2001	6/22/2004	PRE-HEATER FOR AN
							ELECTROSTATOGRAPHIC
							REPRODUCTION APPARATUS
							FUSING ASSEMBLY

N80829	Eastman Kodak Company	US	6553201	09/574,055	5/18/2000	4/22/2003	REPLENISHER MECHANISM
							INTERFACE

N80830	Eastman Kodak Company	DE		10061151.6	12/8/2000		WEB CLEANING DEVICE FOR
							REMOVING CONTAMINANTS FROM A
							MOVING SURFACE IN A PRINTER
							APPARATUS

N80830	Eastman Kodak Company	JP	4439743	2001-4265	1/11/2001	1/15/2010	WEB CLEANING DEVICE FOR
							REMOVING CONTAMINANTS FROM A
							MOVING SURFACE IN A PRINTER
							APPARATUS

N80830	Eastman Kodak Company	US	6195527	09/570,090	5/12/2000	2/27/2001	WEB CLEANING DEVICE FOR
							REMOVING CONTAMINANTS FROM A
							MOVING SURFACE IN A PRINTER
							APPARATUS

N80914	Eastman Kodak Company	DE	60109085.3	01107859.9	4/10/2001	3/2/2005	FLUOROCARBON-SILICONE RANDOM
							COPOLYMER FOR USE IN TONER
							RELEASE LAYER

N80914	Eastman Kodak Company	US	6797348	09/558,239	4/24/2000	9/28/2004	FUSER MEMBER OVERCOATED WITH
							FLUOROCARBON-SILICONE RANDOM
							COPOLYMER CONTAINING
							ALUMINUM OXIDE

N81116	Eastman Kodak Company	DE	50113850.1	01111316.4	5/9/2001	4/16/2008	METHOD AND APPARATUS FOR
							SETTING REGISTER

N81116	Eastman Kodak Company	JP	4713762	2001-147603	5/17/2001	4/1/2011	METHOD AND APPARATUS FOR
							SETTING REGISTER

N81116	Eastman Kodak Company	NL	1156387	01111316.4	5/9/2001	4/16/2008	METHOD AND APPARATUS FOR
							SETTING REGISTER

N81116	Eastman Kodak Company	US	6532873	09/858,208	5/15/2001	3/18/2003	METHOD AND APPARATUS FOR
							SETTING REGISTER

N81118	Eastman Kodak Company	DE	50113773.4	01109258.2	4/14/2001	3/26/2008	METHOD AND APPARATUS FOR
							SETTING REGISTER IN A
							MULTICOLOR PRINTING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81118	Eastman Kodak Company	NL	1155844	01109258.2	4/14/2001	3/26/2008	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

N81118	Eastman Kodak Company	US	6421522	09/858,111	5/15/2001	7/16/2002	METHOD AND APPARATUS FOR SETTING REGISTRATION IN A MULTICOLOR PRINTING MACHINE BASED ON A CHANGE IN TONER PROFILE METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE [AS ORIGINALLY FILED]

N81119	Eastman Kodak Company	DE	50114945.7	01110797.6	5/4/2001	6/24/2009	METHOD FOR REGISTRATION IN A MULTI-COLOUR PRINTING PRESS

N81119	Eastman Kodak Company	US	6615732	09/855,463	5/15/2001	9/9/2003	METHOD AND APPARATUS FOR SETTING REGISTER ON A MULTICOLOR PRINTING MACHINE

N81120	Eastman Kodak Company	DE	50112256.7	01110913.9	5/5/2001	3/28/2007	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

N81120	Eastman Kodak Company	GB	1156400	01110913.9	5/5/2001	3/28/2007	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

N81120	Eastman Kodak Company	NL	1156400	01110913.9	5/5/2001	3/28/2007	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

N81120	Eastman Kodak Company	US	6496678	09/858,044	5/15/2001	12/17/2002	METHOD AND APPARATUS FOR SETTING REGISTRATION IN A MULTICOLOR PRINTING MACHINE BASED ON CHANGE IN DIMENSIONS OF PRINTING SUBSTRATE METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE [AS ORIGINALLY FILED]

N81121	Eastman Kodak Company	DE	50114493.5	01110278.7	4/26/2001	11/19/2008	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81121	Eastman Kodak Company	FR	1155846	01110278.7	4/26/2001	11/19/2008	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

N81121	Eastman Kodak Company	GB	1155846	01110278.7	4/26/2001	11/19/2008	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

N81121	Eastman Kodak Company	US	6519423	09/858,046	5/15/2001	2/11/2003	METHOD AND APPARATUS FOR SETTING REGISTRATION IN A MULTICOLOR PRINTING MACHINE BASED ON PRINTING SUBSTRATE GRADE METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE [AS ORIGINALLY FILED]

N81122	Eastman Kodak Company	DE	50113847.1	01111089.7	5/9/2001	4/16/2008	EXPOSURE TIMING

N81122	Eastman Kodak Company	GB	1156384	01111089.7	5/9/2001	4/16/2008	EXPOSURE TIMING

N81122	Eastman Kodak Company	JP	4588919	2001-148241	5/17/2001	9/17/2010	EXPOSURE TIMING

N81122	Eastman Kodak Company	NL	1156384	01111089.7	5/9/2001	4/16/2008	EXPOSURE TIMING

N81122	Eastman Kodak Company	US	6493012	09/860,120	5/17/2001	12/10/2002	EXPOSURE TIMING

N81123	Eastman Kodak Company	US	6480693	09/858,431	5/16/2001	11/12/2002	METHOD AND APPARATUS FOR CORRECTING REGISTRATION FAULTS BASED ON CHANGES IN MACHINE STATE IN A MULTICOLOR PRINTING MACHLNE (AMENDED) METHOD AND APPARATUS FOR CORRECTING REGISTER FAULTS BASED ON CHANGES IN MACHINE STATE IN A MULTICOLRO PRINTING MACHINE (ORIGINAL)

N81124	Eastman Kodak Company	DE	50113849.8	01111315.6	5/9/2001	4/16/2008	METHOD AND APPARATUS FOR MINIMIZING THE INFLUENCE OF REGISTER DIFFERENCES

N81124	Eastman Kodak Company	US	6934041	09/858,378	5/16/2001	8/23/2005	METHOD AND APPARATUS FOR MINIMIZING THE INFLUENCE OF REGISTER DIFFERENCES

N81126	Eastman Kodak Company	JP	4938180	2001-148236	5/17/2001	3/2/2012	METHOD AND APPARATUS FOR SETTING REGISTER IN A MULTICOLOR PRINTING MACHINE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81128	Eastman Kodak Company	DE	50113927.3	01109091.7	4/12/2001	5/7/2008	METHOD AND APPARATUS FOR
							SETTING REGISTER IN A
							MULTICOLOR PRINTING MACHINE

N81128	Eastman Kodak Company	NL	1156382	01109091.7	4/12/2001	5/7/2008	METHOD AND APPARATUS FOR
							SETTING REGISTER IN A
							MULTICOLOR PRINTING MACHINE

N81128	Eastman Kodak Company	US	6522857	09/858,430	5/16/2001	2/18/2003	METHOD AND APPARATUS FOR
							SETTING REGISTRATION IN A
							MULTICOLOR PRINTING MACHINE
							BASED ON PRINTING SUBSTRATES
							[AS AMENDED] METHOD AND
							APPARATUS FOR SETTING
							REGISTER IN A MULTICOLOR
							PRINTING MACHINE [AS FILED]

N81134	Eastman Kodak Company	JP	4762439	2001-149933	5/18/2001	6/17/2011	METHOD AND APPARATUS FOR
							APPLYING A CONSTANT LOAD TO A
							ROLLER

N81134	Eastman Kodak Company	US	6823165	09/575,077	5/19/2000	11/23/2004	METHOD AND APPARATUS FOR
							APPLYING A CONSTANT LOAD TO A
							ROLLER

N81144	Eastman Kodak Company	DE	50111987.6	01110411.4	4/27/2001	1/31/2007	REPLACEABLE CYLINDER ELEMENTS ON ELECTROGRAPHIC PRINTING UNITS

N81144	Eastman Kodak Company	US	6615722	09/858,429	5/16/2001	9/9/2003	REPLACEABLE CYLINDER ELEMENT INCLUDING CYLINDRICAL SLEEVE AND END MEMBERS HAVING COMPLEMENTARY CENTERING FACES TITLE AMENDED PER EXAMINER’S AMENDMENT IN THE NOTICE OF ALLOWANCE DATED 04/01/2003. [REPLACEABLE CYLINDER ELEMENT ON ELECTROGRAPHIC PRINTING UNITS]

N81145	Eastman Kodak Company	DE	50115081.1	07017815.7	9/12/2007	8/26/2009	DEVICE FOR POSITIONING A CYLINDER SLEEVE ON A SUPPORTING BODY

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81145	Eastman Kodak Company	GB	1868043	07017815.7	9/12/2007	8/26/2009	DEVICE FOR POSITIONING A CYLINDER SLEEVE ON A SUPPORTING BODY

N81145	Eastman Kodak Company	NL	1868043	07017815.7	9/12/2007	8/26/2009	DEVICE FOR POSITIONING A CYLINDER SLEEVE ON A SUPPORTING BODY

N81150	Eastman Kodak Company	US	6484002	09/877,777	6/8/2001	11/19/2002	DOCUMENT PRINTER/COPIER WITH DECOUPLEABLE DRUM-SUPPORT MEMBER

N81151	Eastman Kodak Company	JP	4854864	2001-79343	3/19/2001	11/4/2011	CANTILEVER DRUM MOUNT FOR DOCUMENT PRINTER/COPIER

N81151	Eastman Kodak Company	US	6259873	09/574,275	5/19/2000	7/10/2001	CANTILEVER DRUM MOUNT FOR DOCUMENT PRINTER/COPIER

N81151	Eastman Kodak Company	US	6625407	09/878,048	6/8/2001	9/23/2003	CANTILEVER DRUM MOUNT FOR DOCUMENT PRINTER/COPIER

N81152	Eastman Kodak Company	DE	10122238	10122238.6	5/8/2001	6/10/2010	IMAGE TRANSFER DRUM FOR DOCUMENT PRINTER/COPIER

N81152	Eastman Kodak Company	JP	4578718	2001-148416	5/17/2001	9/3/2010	IMAGE TRANSFER DRUM FOR DOCUMENT PRINTER/COPIER

N81152	Eastman Kodak Company	US	6394943	09/574,447	5/19/2000	5/28/2002	IMAGE TRANSFER DRUM FOR DOCUMENT PRINTER/COPIER

N81167	Eastman Kodak Company	US	6308030	09/575,043	5/19/2000	10/23/2001	METHOD AND APPARATUS FOR SUPPORTING A DRUM FOR LOADING AND UNLOADING FROM A COPIER AND/OR PRINTER APPARATUS

N81203	Eastman Kodak Company	DE		10319846.6	5/3/2003		WEB CONDITIONING CHARGING STATION [TWO-STAGE WEB CONDITIONING CHARGER SYSTEM]

N81203	Eastman Kodak Company	US	6745001	10/139,434	5/6/2002	6/1/2004	WEB CONDITIONING CHARGING STATION [TWO-STAGE WEB CONDITIONING CHARGER SYSTEM]

N81205	Eastman Kodak Company	US	6453147	09/730,368	12/5/2000	9/17/2002	DUST CONTROL IN CONDUCTIVE-CORE FIBER BRUSH CLEANING SYSTEMS USING SELF-GENERATED AIR FLOW

N81295	Eastman Kodak Company	US	6429249	09/609,561	6/30/2000	8/6/2002	FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER
							COMPOSITION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81297	Eastman Kodak Company	US	6696158	09/608,290	6/30/2000	2/24/2004	FUSER MEMBER WITH
							FLUOROCARBON THERMOPLASTICS
							COATING

N81310	Eastman Kodak Company	US	6453134	09/738,753	12/15/2000	9/17/2002	WEB-CLEANING APPARATUS FOR
							ELECTROSTATIC PRINTER/COPIER

N81311	Eastman Kodak Company	US	6901227	09/738,751	12/15/2000	5/31/2005	SUPPORT FOR BRACKET/BACKUP
							SHOE ASSEMBLY FOR WEB-
							CLEANING CARTRIDGE

N81322	Eastman Kodak Company	DE	60100023.4	01112874.1	6/1/2001	9/11/2002	FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER
							COMPOSITION CURABLE AT LOW
							TEMPERATURES

N81322	Eastman Kodak Company	US	6372833	09/609,562	6/30/2000	4/16/2002	FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER
							COMPOSITION CURABLE AT LOW
							TEMPERATURES

N81324	Eastman Kodak Company	DE	60145094.9	01113649.6	6/19/2001	8/10/2011	METHOD OF PREPARING LOW-
							TEMPERATURE-CURE POLYMER
							COMPOSITION

N81324	Eastman Kodak Company	GB	1167444	01113649.6	6/19/2001	8/10/2011	METHOD OF PREPARING LOW-
							TEMPERATURE-CURE POLYMER
							COMPOSITION

N81324	Eastman Kodak Company	NL	1167444	01113649.6	6/19/2001	8/10/2011	METHOD OF PREPARING LOW-
							TEMPERATURE-CURE POLYMER
							COMPOSITION

N81324	Eastman Kodak Company	US	6416819	09/608,289	6/30/2000	7/9/2002	METHOD OF PREPARING LOW-
							TEMPERATURE-CURE POLYMER
							COMPOSITION

N81325	Eastman Kodak Company	DE	60112665.3	01113650.4	6/19/2001	8/17/2005	FUSER MEMBER WITH LOW-
							TEMPERATURE-CURE OVERCOAT

N81325	Eastman Kodak Company	NL	1168103	01113650.4	6/19/2001	8/17/2005	FUSER MEMBER WITH LOW-
							TEMPERATURE-CURE OVERCOAT

N81325	Eastman Kodak Company	US	6355352	09/608,362	6/30/2000	3/12/2002	FUSER MEMBER WITH LOW-
							TEMPERATURE-CURE OVERCOAT

N81328	Eastman Kodak Company	EP		01115333.5	6/25/2001		ELECTROSTATIC CHARGE-
							SUPPRESSING FLUOROPLASTIC
							FUSER ROLLER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81328	Eastman Kodak Company	US	6419615	09/609,563	6/30/2000	7/16/2002	ELECTROSTATIC CHARGE-SUPPRESSING FLUOROPLASTIC FUSER ROLLER

N81333	Eastman Kodak Company	US	7016070	09/794,693	2/27/2001	3/21/2006	MULTIPLE-LEVEL PRINTHEAD USING EMBEDDED HIGH SPEED SERIAL DATA AND CONTROL LINK WITH ON- BOARD EXPOSURE CLOCK GENERATION

N81334	Eastman Kodak Company	DE	10045261.2	10045261.2	9/13/2000	3/24/2011	METHOD AND DEVICE FOR DETECTING THE POSITION OF A MATERIAL, AND A CONTROL DEVICE FOR A MOVING MATERIAL

N81334	Eastman Kodak Company	US	6521905	09/657,896	9/8/2000	2/18/2003	METHOD AND DEVICE FOR DETECTING THE POSITION OF A MATERIAL, AND A CONTROL DEVICE FOR A MOVING MATERIAL

N81335	Eastman Kodak Company	US	6611345	09/657,897	9/8/2000	8/26/2003	METHOD AND DEVICE FOR DETERMINING THE POSITION OF AN OBJECT HAVING FACES AND EDGES, AND A POSITIONING SYSTEM

N81345	Eastman Kodak Company	DE		10137211.6	7/30/2001		EDGE ENHANCEMENT PROCESSOR AND METHOD WITH ADJUSTABLE THRESHOLD SETTINGS

N81345	Eastman Kodak Company	JP	4615776	2001-228571	7/27/2001	10/29/2010	PROCESSOR AND METHOD FOR IMPROVING EDGE BY SETTING ADJ USTABLE THRESHOLD EDGE ENHANCEMENT PROCESSOR AND METHOD WITH ADJUSTABLE THRESHOLD SETTINGS (original)

N81345	Eastman Kodak Company	US	7079281	09/628,397	8/1/2000	7/18/2006	EDGE ENHANCEMENT PROCESSOR AND METHOD WITH ADJUSTABLE THRESHOLD SETTING

N81347	Eastman Kodak Company	DE		10137164.0	7/30/2001		GRAY LEVEL HALFTONE PROCESSING

N81347	Eastman Kodak Company	US	7218420	09/629,993	8/1/2000	5/15/2007	GRAY LEVEL HALFTONE PROCESSING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81347	Eastman Kodak Company	US	7450269	11/609,377	12/12/2006	11/11/2008	GRAY LEVEL HALFTONE PROCESSING

N81352	Eastman Kodak Company	US	6393226	09/679,113	10/4/2000	5/21/2002	INTERMEDIATE TRANSFER MEMBER HAVING A STIFFENING LAYER AND METHOD OF USING

N81353	Eastman Kodak Company	US	6541171	09/680,133	10/4/2000	4/1/2003	SLEEVED PHOTOCONDUCTIVE MEMBER AND METHOD OF MAKING

N81353	Eastman Kodak Company	US	6605399	10/277,492	10/22/2002	8/12/2003	SLEEVED PHOTOCONDUCTIVE MEMBER AND METHOD OF MAKING

N81355	Eastman Kodak Company	DE	60141559.0	01122614.9	9/27/2001	3/17/2010	IMPROVED INTERMEDIATE TRANSFER MEMBER

N81355	Eastman Kodak Company	GB	1195655	01122614.9	9/27/2001	3/17/2010	IMPROVED INTERMEDIATE TRANSFER MEMBER

N81355	Eastman Kodak Company	US	6456816	09/680,136	10/4/2000	9/24/2002	IMPROVED INTERMEDIATE TRANSFER MEMBER

N81356	Eastman Kodak Company	US	6463250	09/679,345	10/4/2000	10/8/2002	EXTERNALLY HEATED DEFORMABLE FUSER ROLLER

N81357	Eastman Kodak Company	US	6393247	09/680,135	10/4/2000	5/21/2002	TONER FUSING STATION HAVING AN INTERNALLY HEATED FUSER ROLLER

N81358	Eastman Kodak Company	US	6490430	09/680,138	10/4/2000	12/3/2002	AN EXTERNALLY HEATED FUSER ROLLER FOR A TONER FUSING STATION [AS AMENDED OCT 4 2001] TONER FUSING STATION HAVING AN EXTERNALLY HEATED FUSER ROLLER

N81359	Eastman Kodak Company	US	6393249	09/679,177	10/4/2000	5/21/2002	SLEEVED ROLLERS FOR USE IN A FUSING STATION EMPLOYING AN INTERNALLY HEATED FUSER ROLLER

N81360	Eastman Kodak Company	US	6567641	09/680,134	10/4/2000	5/20/2003	SLEEVED ROLLERS FOR USE IN A FUSING STATION EMPLOYING AN EXTERNALLY HEATED FUSER ROLLER

N81361	Eastman Kodak Company	JP	4656774	2001-247408	8/16/2001	1/7/2011	DOUBLE-SLEEVED ELECTROSTATOGRAPHIC ROLLER AND METHOD OF USING

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81361	Eastman Kodak Company	US	6377772	09/679,016	10/4/2000	4/23/2002	DOUBLE-SLEEVED
							ELECTROSTATOGRAPHIC ROLLER
							AND METHOD OF USING

N81365	Eastman Kodak Company	US	6589048	09/827,410	4/6/2001	7/8/2003	ROLLER CONSTRUCTION FOR
							OPERATION AT ELEVATED
							TEMPERATURES

N81367	Eastman Kodak Company	US	6526236	10/007,998	11/13/2001	2/25/2003	REPLENSIHER MECHANISM FOR A
							REPRODUCTION APPARATUS
							DEVELOPMENT STATION WITH
							CONTINUOUS MONITORING OF
							REMAINING MARKING PARTICLE
							MATERIAL

N81372	Eastman Kodak Company	US	6678483	10/163,109	6/5/2002	1/13/2004	SERIAL DRIVE SENSING FAULT
							CLEANING DEVICE DETECTOR

N81375	Eastman Kodak Company	DE		10224879.6	6/5/2002		DENSITOMETER WITH IMPROVED
							ACCURACY FOR USE IN COLOR
							IMAGE PROCESSING APPARATUS

N81375	Eastman Kodak Company	JP	4071984	2002-113958	4/16/2002	1/25/2008	DENSITOMETER WITH IMPROVED
							ACCURACY FOR USE IN COLOR
							IMAGE PROCESSING APPARATUS

N81375	Eastman Kodak Company	US	6611666	09/882,196	6/15/2001	8/26/2003	DENSITOMETER WITH IMPROVED
							ACCURACY FOR USE IN COLOR
							IMAGE PROCESSING APPARATUS

N81380	Eastman Kodak Company	DE	60241693.0	02003164.7	2/15/2002	12/7/2011	METHOD AND APPARATUS FOR
							CONTROLLING OVERDRIVE IN A
							FRICTIONALLY DRIVEN SYSTEM
							INCLUDING A CONFORMABLE
							MEMBER

N81380	Eastman Kodak Company	GB	1237054	02003164.7	2/15/2002	12/7/2011	METHOD AND APPARATUS FOR
							CONTROLLING OVERDRIVE IN A
							FRICTIONALLY DRIVEN SYSTEM
							INCLUDING A CONFORMABLE
							MEMBER

N81380	Eastman Kodak Company	NL	1237054	02003164.7	2/15/2002	12/7/2011	METHOD AND APPARATUS FOR
							CONTROLLING OVERDRIVE IN A
							FRICTIONALLY DRIVEN SYSTEM
							INCLUDING A CONFORMABLE
							MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81380	Eastman Kodak Company	US	6549745	09/785,913	2/16/2001	4/15/2003	METHOD AND APPARATUS FOR
							CONTROLLING OVERDRIVE IN A
							FRICTIONALLY DRIVEN SYSTEM
							INCLUDING A CONFORMABLE
							MEMBER

N81382	Eastman Kodak Company	EP		02011523.4	5/23/2002		COARSE AND FINE ELECTRONIC
							BOW ALIGNMENT CORRECTION FOR
							WRITER

N81382	Eastman Kodak Company	US	6819351	09/870,305	5/30/2001	11/16/2004	COARSE AND FINE ELECTRONIC
							BOW ALIGNMENT CORRECTION FOR
							WRITER

N81387	Eastman Kodak Company	US	6735411	10/177,265	6/21/2002	5/11/2004	COMPLIANT INTERMEDIATE
							TRANSFER ROLLER WITH FLEXIBLE
							MOUNT

N81388	Eastman Kodak Company	DE	10008909	10008909.7	2/25/2000	5/12/2011	DEVICE FOR SEPARATING AN
							UPPERMOST SHEET FROM A SUPPLY
							STACK BY MEANS OF AIR BLOWERS
							[VORRICHTUNG ZUM SEPARIEREN
							EINES OBERSTEN BLATTES VON
							EINEM VORRATSSTAPEL MITTELS
							LUFTBLASMITTELN]

N81388	Eastman Kodak Company	JP	4584475	2001-50992	2/26/2001	9/10/2010	DEVICE FOR SEPARATING AN
							UPPERMOST SHEET FROM A SUPPLY
							STACK BY MEANS OF AIR BLOWERS
							[VORRICHTUNG ZUM SEPARIEREN
							EINES OBERSTEN BLATTES VON
							EINEM VORRATSSTAPEL MITTELS
							LUFTBLASMITTELN]

N81388	Eastman Kodak Company	US	6629692	10/020,602	12/6/2001	10/7/2003	DEVICE FOR SEPARATING AN
							UPPERMOST SHEET FROM A SUPPLY
							STACK BY MEANS OF AIR BLOWERS
							[VORRICHTUNG ZUM SEPARIEREN
							EINES OBERSTEN BLATTES VON
							EINEM VORRATSSTAPEL MITTELS
							LUFTBLASMITTELN]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81392	Eastman Kodak Company	DE	50114943.0	01101674.8	1/30/2001	6/24/2009	DEVICE FOR COMPENSATING A RADIAL MOVEMENT OF THE SCREW IN A SCREW AND NUT DRIVE VORRICHTUNG ZUM AUSGLEICHEN EINES RADIALEN GEWINDESPINDELSCHLAGS EINES SPINDELTRIEBS

N81392	Eastman Kodak Company	US	6959620	10/016,719	12/10/2001	11/1/2005	DEVICE FOR BALANCING OF A
							RADIAL THREADED SPINDLE
							ECCENTRICITY OF A SPINDLE DRIVE

N81402	Eastman Kodak Company	DE	50112755.0	01110024.5	4/26/2001	7/25/2007	DEVICE FOR MANUALLY
							EXCHANGING AND TRANSPORTING A
							ROLL OF A REPRODUCTION
							APPARATUS FOR EXAMPLE AN
							ELECTROPHOTOGRAPHIC PRINTER

N81402	Eastman Kodak Company	GB	1156397	01110024.5	4/26/2001	7/25/2007	DEVICE FOR MANUALLY
							EXCHANGING AND TRANSPORTING A
							ROLL OF A REPRODUCTION
							APPARATUS FOR EXAMPLE AN
							ELECTROPHOTOGRAPHIC PRINTER

N81402	Eastman Kodak Company	US	6490425	09/850,513	5/7/2001	12/3/2002	DEVICE FOR MANUAL REPLACEMENT
							AND TRANSPORT OF THE ROLLER
							OF A COPYING MACHINE OR AN
							ELECTROPHOTOGRAPHIC PRINTER

N81404	Eastman Kodak Company	DE	50113338.0	01109441.4	4/24/2001	12/5/2007	DEVICE FOR MANUAL REPLACEMENT
							OF THE ROLLER OF A COPYING
							MACHINE

N81404	Eastman Kodak Company	US	6549739	09/850,461	5/7/2001	4/15/2003	DEVICE FOR MANUAL REPLACEMENT
							OF THE ROLLER OF A COPYING
							MACHINE

N81408	Eastman Kodak Company	DE		10351219.5	11/3/2003		TRANSFER OF TONER USING A TIME-
							VARYING TRANSFER STATION
							CURRENT

N81408	Eastman Kodak Company	US	6731890	10/294,378	11/14/2002	5/4/2004	TRANSFER OF TONER USING A TIME-
							VARYING TRANSFER STATION
							CURRENT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81411	Eastman Kodak Company	US	6831818	09/866,182	5/25/2001	12/14/2004	CURRENT REGULATED VOLTAGE LIMITED HIGH VOLTAGE POWER SUPPLY FOR CORONA CHARGER

N81413	Eastman Kodak Company	DE		10221743.2	5/16/2002		HIGH VOLTAGE BIAS FEEDBACK FOR DIAGNOSTIC PURPOSES

N81413	Eastman Kodak Company	JP	4394332	2002-149769	5/23/2002	10/23/2009	HIGH VOLTAGE BIAS FEEDBACK FOR DIAGNOSTIC PURPOSES

N81413	Eastman Kodak Company	JP	4663704	2007-297212	11/15/2007	1/14/2011	HIGH VOLTAGE BIAS FEEDBACK FOR DIAGNOSTIC PURPOSES

N81413	Eastman Kodak Company	US	6813128	09/866,174	5/25/2001	11/2/2004	HIGH VOLTAGE BIAS FEEDBACK FOR DIAGNOSTIC PURPOSES

N81414	Eastman Kodak Company	US	6432598	09/892,946	6/27/2001	8/13/2002	PROCESS FOR FORMING TONERS CONTAINING ISOINDOLINE YELLOW PIGMENT

N81416	Eastman Kodak Company	DE	50110309.0	01104788.3	2/27/2001	6/28/2006	STACK HEIGHT DETERMINATION AND STACK HEIGHT CONTROL MECHANISM

N81416	Eastman Kodak Company	US	6592119	09/850,462	5/7/2001	7/15/2003	STACK HEIGHT DETERMINATION AND STACK HEIGHT CONTROL MECHANISM

N81418	Eastman Kodak Company	US	6533270	09/850,030	5/7/2001	3/18/2003	DELIVERY SYSTEM

N81419	Eastman Kodak Company	DE	50101105.6	01103500.3	2/15/2001	12/10/2003	THREE-WAY DIVERTER DREI-WEGE- WEICHE (A-2487)

N81419	Eastman Kodak Company	US	6595518	10/016,092	12/6/2001	7/22/2003	THREE-WAY DIVERTER DREI-WEGE- WEICHE (A-2487)

N81421	Eastman Kodak Company	US	6578483	09/850,045	5/7/2001	6/17/2003	DEVICE FOR ASSEMBLY OF TUBULAR CARRIER ELEMENTS

N81423	Eastman Kodak Company	DE	50109123.8	01109214.5	4/14/2001	3/8/2006	DEVICE FOR IMPROVING THE ALIGNMENT ACCURACY OF SHEET-LIKE MATERIAL

N81423	Eastman Kodak Company	US	6676123	09/850,326	5/7/2001	1/13/2004	DEVICE FOR IMPROVING THE ALIGNMENT ACCURACY OF SHEET-LIKE MATERIAL

N81426	Eastman Kodak Company	DE	50109414.8	01109213.7	4/14/2001	4/5/2006	PROCESS FOR COMPENSATION OF DIMENSION CHANGES ON SHEET MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81426	Eastman Kodak Company	NL	1170235	01109213.7	4/14/2001	4/5/2006	PROCESS FOR COMPENSATION OF
							DIMENSION CHANGES ON SHEET
							MATERIAL

N81427	Eastman Kodak Company	DE	50109477.6	01109224.4	4/14/2001	4/12/2006	METHOD FOR ALIGNING A SHEET
							MATERIAL TO A REFERENCE EDGE

N81427	Eastman Kodak Company	JP	4960552	2001-148324	5/17/2001	3/30/2012	PROCESS FOR ALIGNMENT OF SHEET MATERIAL ON A REFERENCE EDGE

N81427	Eastman Kodak Company	NL	1170236	01109224.4	4/14/2001	4/12/2006	METHOD FOR ALIGNING A SHEET MATERIAL TO A REFERENCE EDGE

N81428	Eastman Kodak Company	DE	50110435.6	01110274.6	4/26/2001	7/12/2006	METHOD FOR ALIGNMENT OF SHEET-LIKE MATERIALS {VERFAHREN ZUR AUSRICHTUNG BOGENFOERMIGEN MATERIALS} (A-2815)

N81428	Eastman Kodak Company	GB	1170237	01110274.6	4/26/2001	7/12/2006	METHOD FOR ALIGNMENT OF SHEET-LIKE MATERIALS {VERFAHREN ZUR AUSRICHTUNG BOGENFOERMIGEN MATERIALS} (A-2815)

N81428	Eastman Kodak Company	NL	1170237	01110274.6	4/26/2001	7/12/2006	METHOD FOR ALIGNMENT OF SHEET-LIKE MATERIALS {VERFAHREN ZUR AUSRICHTUNG BOGENFOERMIGEN MATERIALS} (A-2815)

N81429	Eastman Kodak Company	DE	10023940	10023940.4	5/17/2000	7/17/2008	PROCESS AND DEVICE FOR ALIGNMENT OF SHEET MATERIAL

N81429	Eastman Kodak Company	US	6663103	09/850,292	5/7/2001	12/16/2003	PROCESS AND DEVICE FOR ALIGNMENT OF SHEET MATERIAL DURING TRANSPORT

N81433	Eastman Kodak Company	DE	50107884.3	01108977.8	4/11/2001	11/2/2005	DEVICE FOR INVERSION OF SHEETS IN A PRINTING MACHINE

N81433	Eastman Kodak Company	US	6626103	09/850,387	5/7/2001	9/30/2003	DEVICE FOR INVERSION OF SHEETS IN A PRINTING MACHINE

N81434	Eastman Kodak Company	US	7043187	10/079,987	2/21/2002	5/9/2006	CONDUCTIVE FIBER BRUSH CLEANER HAVING BRUSH SPEED CONTROL

N81435	Eastman Kodak Company	US	6555237	09/957,127	9/20/2001	4/29/2003	FUSER SYSTEM WITH DONER ROLLER HAVING A CONTROLLED SWELL RELEASE AGENT SURFACE LAYER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81436	Eastman Kodak Company	US	6687483	10/158,604	5/30/2002	2/3/2004	FUSER APPARATUS FOR ADJUSTING
							GLOSS OF A FUSED TONER IMAGE
							AND METHOD FOR FUSING A TONER
							IMAGE TO A RECEIVER [APPARATUS
							AND METHODS TO ADJUST GLOSS
							OF TONER IMAGES]

N81437	Eastman Kodak Company	EP		02025095.7	11/13/2002		HEATER MEMBER WITH
							CONFORMABLE, CURED
							FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER OVERCOAT

N81437	Eastman Kodak Company	US	6486441	10/011,388	12/4/2001	11/26/2002	HEATER MEMBER WITH
							CONFORMABLE, CURED
							FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER OVERCOAT

N81438	Eastman Kodak Company	US	7670650	10/662,913	9/15/2003	3/2/2010	METHOD FOR PRODUCING A
							REPLACEABLE FUSER MEMBER

N81439	Eastman Kodak Company	US	7115084	10/664,012	9/15/2003	10/3/2006	REPLACEABLE FUSER MEMBER

N81440	Eastman Kodak Company	US	6678486	10/080,004	2/21/2002	1/13/2004	INTEGRATED CONTAMINATION
							CONTROL SYSTEM FOR A CORONA
							CHARGER

N81441	Eastman Kodak Company	US	6721519	10/080,009	2/21/2002	4/13/2004	PERFORMANCE SENSING CLEANING
							DEVICE

N81445	Eastman Kodak Company	US	6684035	10/174,600	6/19/2002	1/27/2004	ADJUSTABLE AUTOMATIC PROCESS
							CONTROL DENSITY PATCH
							LOCATION DETECTION

N81447	Eastman Kodak Company	DE	50214742.3	02024424.0	10/28/2002	11/3/2010	AIR QUALITY MANAGEMENT
							APPARATUS FOR AN
							ELECTROSTATOGRAPHIC PRINTER

N81447	Eastman Kodak Company	GB	1310837	02024424.0	10/28/2002	11/3/2010	AIR QUALITY MANAGEMENT
							APPARATUS FOR AN
							ELECTROSTATOGRAPHIC PRINTER

N81447	Eastman Kodak Company	NL	1310837	02024424.0	10/28/2002	11/3/2010	AIR QUALITY MANAGEMENT
							APPARATUS FOR AN
							ELECTROSTATOGRAPHIC PRINTER

N81447	Eastman Kodak Company	US	6771916	10/008,298	11/13/2001	8/3/2004	AIR QUALITY MANAGEMENT
							APPARATUS FOR AN
							ELECTROSTATOGRAPHIC PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81449	Eastman Kodak Company	US	6567635	09/956,629	9/20/2001	5/20/2003	APPARATUS AND METHOD FOR
							FLUIDIZING TONER IN A STORAGE
							CONTAINER

N81450	Eastman Kodak Company	US	6587652	09/929,623	8/14/2001	7/1/2003	METHOD AND APPARATUS FOR ADJUSTING DEVICES FOR GENERATING COLOR SEPARATIONS IN A MULTICOLOR PRINTING MACHINE [VERFAHREN UND VORRICHTUNG ZUR EINSTELLUNG VON EINRICHTUNGEN ZUR ERZEUGUNG VON TEILFARBENBILDERN BEI EINER MEHRFARBENDRUCKMASCHINE]

N81453	Eastman Kodak Company	US	6672999	10/097,334	3/14/2002	1/6/2004	GUDGEON ASSEMBLY

N81454	Eastman Kodak Company	US	6556796	10/054,453	1/22/2002	4/29/2003	DRUM-LOADING/UNLOADING APPARATUS FOR ELECTROSTATOGRAPHIC PRINTER/COPIER

N81455	Eastman Kodak Company	US	6611670	10/011,793	12/4/2001	8/26/2003	EXTERNAL HEATER MEMBER AND
							METHODS FOR FUSING TONER
							IMAGES

N81456	Eastman Kodak Company	JP	4128805	2000-164651	6/5/2002	5/23/2008	PRESSURE MEMBER HAVING
							FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER OVERCOAT

N81456	Eastman Kodak Company	US	6660351	09/957,992	9/21/2001	12/9/2003	PRESSURE MEMBER HAVING
							FLUOROCARBON THERMOPLASTIC
							RANDOM COPOLYMER OVERCOAT

N81457	Eastman Kodak Company	DE	60215599.1	02019954.3	9/5/2002	10/25/2006	RELEASE AGENT DONOR MEMBER
							HAVING FLUOROCARBON
							THERMOPLASTIC RANDOM
							COPOLYMER OVERCOAT

N81457	Eastman Kodak Company	FR	1296199	02019954.3	9/5/2002	10/25/2006	RELEASE AGENT DONOR MEMBER
							HAVING FLUOROCARBON
							THERMOPLASTIC RANDOM
							COPOLYMER OVERCOAT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81457	Eastman Kodak Company	GB	1296199	02019954.3	9/5/2002	10/25/2006	RELEASE AGENT DONOR MEMBER HAVING FLUOROCARBON THERMOPLASTIC RANDOM COPOLYMER OVERCOAT

N81457	Eastman Kodak Company	NL	1296199	02019954.3	9/5/2002	10/25/2006	RELEASE AGENT DONOR MEMBER HAVING FLUOROCARBON THERMOPLASTIC RANDOM COPOLYMER OVERCOAT

N81457	Eastman Kodak Company	US	6721529	09/960,661	9/21/2001	4/13/2004	RELEASE AGENT DONOR MEMBER HAVING FLUOROCARBON THERMOPLASTIC RANDOM COPOLYMER OVERCOAT

N81458	Eastman Kodak Company	DE		10320481.4	5/8/2003		IMAGE WIDTH CORRECTION FOR LED PRINTHEAD

N81458	Eastman Kodak Company	JP	4409864	2003-173923	6/18/2003	11/20/2009	IMAGE WIDTH CORRECTION FOR LED PRINTHEAD

N81458	Eastman Kodak Company	US	6724413	10/174,801	6/19/2002	4/20/2004	IMAGE WIDTH CORRECTION FOR LED PRINTHEAD

N81459	Eastman Kodak Company	DE		10242972.3	9/17/2002		INK JET PROCESS INCLUDING REMOVAL OF EXCESS LIQUID FROM AN INTERMEDIATE MEMBER

N81459	Eastman Kodak Company	US	6719423	09/973,239	10/9/2001	4/13/2004	INK JET PROCESS INCLUDING REMOVAL OF EXCESS LIQUID FROM AN INTERMEDIATE MEMBER

N81459	Eastman Kodak Company	US	6761446	10/698,678	10/31/2003	7/13/2004	INK JET PROCESS INCLUDING REMOVAL OF EXCESS LIQUID FROM AN INTERMEDIATE MEMBER

N81460	Eastman Kodak Company	DE		10245066.8	9/27/2002		INK JET IMAGING VIA COAGULATION ON AN INTERMEDIATE MEMBER

N81460	Eastman Kodak Company	US	6682189	09/973,244	10/9/2001	1/27/2004	INK JET IMAGING VIA COAGULATION ON AN INTERMEDIATE MEMBER

N81460	Eastman Kodak Company	US	6767092	10/681,799	10/8/2003	7/27/2004	INK JET IMAGING VIA COAGULATION ON AN INTERMEDIATE MEMBER

N81461	Eastman Kodak Company	DE		10242971.5	9/17/2002		IMAGING USING COAGULABLE INK ON AN INTERMEDIATE MEMBER

N81461	Eastman Kodak Company	JP	4364492	2002-264738	9/10/2002	8/28/2009	IMAGING USING COAGULABLE INK ON AN INTERMEDIATE MEMBER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81461	Eastman Kodak Company	US	6932469	09/973,228	10/9/2001	8/23/2005	IMAGING USING COAGULABLE INK
							ON AN INTERMEDIATE MEMBER

N81463	Eastman Kodak Company	EP		02012017.6	5/31/2002		BANDED COMPOSITOR FOR
							VARIABLE DATA

N81463	Eastman Kodak Company	US	7327487	10/046,031	10/23/2001	2/5/2008	BANDED COMPOSITOR FOR
							VARIABLE DATA

N81466	Eastman Kodak Company	DE		10315054.4	4/2/2003		VARIABLE DATA PRINTING USING
							VARIANTS PROOF OF A VARIABLE
							DATA PRINTING JOB [DISCLOSURE]

N81466	Eastman Kodak Company	JP	4177144	2003-78714	3/20/2003	8/29/2008	VARIABLE DATA PRINTING USING
							VARIANTS PROOF OF A VARIABLE
							DATA PRINTING JOB [DISCLOSURE]

N81466	Eastman Kodak Company	US	7375842	10/118,770	4/9/2002	5/20/2008	VARIABLE DATA PRINTING USING
							VARIANTS

N81474	Eastman Kodak Company	US	6619653	09/989,773	11/20/2001	9/16/2003	SHEET DELIVERY DEVICE
							[BLATTABLAGEVORRICHTUNG]

N81475	Eastman Kodak Company	DE	50111085.2	01118666.5	8/3/2001	9/27/2006	DEVICE FOR GENERATING AN
							OFFSET OF TRANSPORTED
							FLEXIBLE SHEET MATERIAL
							[VORRICHTUNG ZUR ERZEUGUNG
							EINES VERSATZES VON
							TRANSPORTIERTEM BIEGSAMEN
							FLAECHIGEN GUT]

N81475	Eastman Kodak Company	US	6588746	09/989,789	11/20/2001	7/8/2003	DEVICE FOR GENERATING AN
							OFFSET OF TRANSPORTED
							FLEXIBLE SHEET MATERIAL
							[VORRICHTUNG ZUR ERZEUGUNG
							EINES VERSATZES VON
							TRANSPORTIERTEM BIEGSAMEN
							FLAECHIGEN GUT]

N81476	Eastman Kodak Company	US	6549746	10/023,124	12/17/2001	4/15/2003	PROCESS AND DEVICE FOR
							PRINTING AND/OR COATING OF A
							SUBSTRATE [VERFAHREN UND
							VORRICHTUNG ZUM BEDRUCKEN
							UND/ODER BESCHICHTEN EINES
							SUBSTRATS]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81477	Eastman Kodak Company	DE	50112759.3	01127117.8	11/15/2001	7/25/2007	METHOD FOR CONTROLLING GLOSS OF A TONER IMAGE AND DIGITAL IMAGE FORMING APPARATUS [VERFAHREN ZUR STEUERUNG DES GLANZES EINES TONERBILDES UND DIGITALE BILDAUFZEICHNUNGSVORRICHTUNG ]

N81477	Eastman Kodak Company	US	6661993	10/028,037	12/20/2001	12/9/2003	PROCESS FOR CONTROLLING THE GLOSS OF A TONER IMAGE AND A DIGITAL IMAGE RECORDING DEVICE [VERFAHREN ZUR STEUERUNG DES GLANZES EINES TONERBILDES UND DIGITALE BILDAUFZEICHNUNGSVORRICHTUNG ]

N81480	Eastman Kodak Company	DE	50115187.7	01128009.6	11/24/2001	10/21/2009	DIGITAL PRINTING OR COPYING MACHINE [DIGITAL DRUCK- ODER KOPIERMASCHINE]

N81480	Eastman Kodak Company	US	7092664	10/016,335	12/10/2001	8/15/2006	DIGITAL PRINTING OR COPYING MACHINE [DIGITAL DRUCK- ODER KOPIERMASCHINE]

N81481	Eastman Kodak Company	DE	10135788	10135788.5	7/23/2001	2/5/2004	DIGITAL PRINTING OR COPYING MACHINE AND PROCESS FOR FIXING A TONER ON A SUBSTRATE [DIGITALE DRUCK- ODER KOPIERMASCHINE UND VERFAHREN ZUM FIXIEREN VON TONER AUF EINEM SUBSTRAT]

N81481	Eastman Kodak Company	US	6608986	10/023,384	12/17/2001	8/19/2003	DIGITAL PRINTING OR COPYING MACHINE AND PROCESS FOR FIXING A TONER ON A SUBSTRATE [DIGITALE DRUCK- ODER KOPIERMASCHINE UND VERFAHREN ZUM FIXIEREN VON TONER AUF EINEM SUBSTRAT]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81483	Eastman Kodak Company	US	6608987	10/023,955	12/18/2001	8/19/2003	METHOD AND MACHINE FOR
							PRINTING AND/OR COATING OF A
							SUBSTRATE [VERFAHREN UND
							MASCHINE ZUM BEDRUCKEN
							UND/ODER BESCHICHTEN EINES
							SUBSTRATS]

N81484	Eastman Kodak Company	US	6535711	10/021,413	12/6/2001	3/18/2003	PROCESS FOR THE DOUBLE-SIDED
							PRINTING AND/OR COATING OF A
							SUBSTRATE [VERFAHREN ZUM
							DOPPELSEITIGEN BEDRUCKEN
							UND/ODER BESCHICHTEN EINES
							SUBSTRATS]

N81486	Eastman Kodak Company	US	6674990	10/023,959	12/18/2001	1/6/2004	OVERHEATING PROTECTION FOR
							TONER IMAGE PRINTED SUBSTRATE
							IN A RADIATION FIXING DEVICE [AS
							AMENDED] [ON 6/10/03] DIGITAL
							PRINTER OR COPIER MACHINE AND
							OVERHEATING PROTECTION DEVICE
							[DIGITALE DRUCK- ODER
							KOPIERMASCHINE UND
							UEBERHITZUNGS-
							SCHUTZEINRICHTUNG]

N81487	Eastman Kodak Company	DE	50110999.4	01127779.5	11/22/2001	9/13/2006	DIGITAL PRINTER OR COPIER
							MACHINE [DIGITALE DRUCK-ODER
							KOPIERMASCHINE]

N81487	Eastman Kodak Company	NL	1217454	01127779.5	11/22/2001	9/13/2006	DIGITAL PRINTER OR COPIER
							MACHINE [DIGITALE DRUCK-ODER
							KOPIERMASCHINE]

N81487	Eastman Kodak Company	US	6993278	10/023,957	12/18/2001	1/31/2006	DIGITAL PRINTER OR COPIER
							MACHINE [DIGITALE DRUCK-ODER
							KOPIERMASCHINE]

N81488	Eastman Kodak Company	US	6587665	10/022,692	12/17/2001	7/1/2003	DIGITAL PRINTER OR COPIER
							MACHINE AND PROCESSES FOR
							FIXING A TONER IMAGE [DIGITALE
							DRUCK- ODER KOPIERMASCHINE
							UND VERFAHREN ZUM FIXIEREN
							EINES TONERBILDES]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81489	Eastman Kodak Company	DE	10064559.3	10064559.3	12/22/2000	3/25/2004	METHOD FOR FIXATION OF TONER ON A SUPPORT OR PRINTING STOCK [VERFAHREN ZUR FIXIERUNG VON TONER AUF EINEM TRAEGER BZW. EINEM BEDRUCKSTOFF]

N81489	Eastman Kodak Company	US	6740462	10/023,916	12/17/2001	5/25/2004	METHOD FOR FIXATION OF TONER ON A SUPPORT OR PRINTING STOCK [VERFAHREN ZUR FIXIERUNG VON TONER AUF EINEM TRAEGER BZW. EINEM BEDRUCKSTOFF]

N81490	Eastman Kodak Company	US	6594465	10/015,995	12/6/2001	7/15/2003	RADIATION UNIT FOR A FIXATION DEVICE [BESTRAHLUNGSEINRICHTUNG FUER EINE FIXIERVORRICHTUNG]

N81491	Eastman Kodak Company	DE	50113858.7-08	01128010.4	11/24/2001	4/16/2008	FIXATION DEVICE FOR FIXATION OF TONER MATERIAL [FIXIERVORRICHTUNG ZUM FIXIEREN VON TONERMATERIAL]

N81491	Eastman Kodak Company	US	6665516	10/015,976	12/10/2001	12/16/2003	FIXATION DEVICE FOR FIXATION OF TONER MATERIAL [FIXIERVORRICHTUNG ZUM FIXIEREN VON TONERMATERIAL]

N81492	Eastman Kodak Company	US	6686573	10/008,852	12/4/2001	2/3/2004	PROCESS AND DEVICE FOR WARMING UP PRINTING MATERIAL AND/OR TONER [VERFAHREN UND EINRICHTUNG ZUR ERWAERMUNG VON BEDRUCKSTOFF UND/ODER TONER]

N81495	Eastman Kodak Company	DE	10145002.8	10145002.8	9/12/2001	8/14/2003	VERFAHREN UND EINRICHTUNG ZUR FIXIERUNG VON TONER AUF EINEM TRAEGER BZW. EINEM BEDRUCKSTOFF

N81495	Eastman Kodak Company	EP		01127897.5	11/23/2001		METHOD AND UNIT FOR FIXING TONER ON A SUPPORT, IN PARTICULAR A PRINTING SUPPORT

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81495	Eastman Kodak Company	US	6683287	10/011,354	12/4/2001	1/27/2004	PROCESS AND DEVICE FOR FIXING TONER ONTO A SUTBSTRATE OR PRINTED MATERIAL [VERFAHREN UND EINRICHTUNG ZUR FIXIERUNG VON TONER AUF EINEM TRAEGER BZW. EINEM BEDRUCKSTOFF]

N81497	Eastman Kodak Company	DE		10358170.7	12/12/2003		FUSER OIL CONTAMINATION PREVENTION AND CLEAN-UP METHOD [FUSER OIL CYCLE-DOWN SKIP FRAME CLEAN-UP PROCEDURE BY APPLYING TONER DIRECTLY TO THE TRANSPORT WEB]

N81497	Eastman Kodak Company	US	6954603	10/667,797	9/22/2003	10/11/2005	FUSER OIL CONTAMINATION PREVENTION AND CLEAN-UP METHOD [FUSER OIL CYCLE-DOWN SKIP FRAME CLEAN-UP PROCEDURE BY APPLYING TONER DIRECTLY TO THE TRANSPORT WEB]

N81498	Eastman Kodak Company	US	6781052	10/121,721	4/12/2002	8/24/2004	HIGH VOLTAGE CABLE EMI SHIELD

N81499	Eastman Kodak Company	US	7246887	11/013,143	12/15/2004	7/24/2007	DUAL INPUT BI-DIRECTIONAL PRINTHEAD DRIVER INTEGRATED CIRCUIT

N81503	Eastman Kodak Company	DE	60325794.1	03001211.6	1/20/2003	1/14/2009	GLOSS-CONTROLLING TONER COMPOSITIONS

N81503	Eastman Kodak Company	FR	1333330	03001211.6	1/20/2003	1/14/2009	GLOSS-CONTROLLING TONER COMPOSITIONS

N81503	Eastman Kodak Company	GB	1333330	03001211.6	1/20/2003	1/14/2009	GLOSS-CONTROLLING TONER COMPOSITIONS

N81503	Eastman Kodak Company	US	6716560	10/061,149	2/1/2002	4/6/2004	GLOSS-CONTROLLING TONER COMPOSITIONS

N81504	Eastman Kodak Company	US	6718285	10/011,331	11/5/2001	4/6/2004	OPERATOR REPLACEABLE COMPONENT LIFE TRACKING SYSTEM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81508	Eastman Kodak Company	US		11/013,069	12/15/2004		RETAINING CHANNEL
							SYNCHRONIZATION THROUGH USE
							OF ALTERNATE CONTROL
							CHARACTERS

N81509	Eastman Kodak Company	US	6625403	10/008,283	11/5/2001	9/23/2003	PERSONALIZATION OF OPERATOR
							REPLACEABLE COMPONENT LIFE
							PREDICTION BASED ON
							REPLACEABLE COMPONENT LIFE
							HISTORY

N81514	Eastman Kodak Company	DE		10326922.3	6/16/2003		ELECTROPHOTOGRAPHIC
							APPARATUS AND METHOD FOR
							USING TEXTURED RECEIVERS

N81514	Eastman Kodak Company	US	6608641	10/184,351	6/27/2002	8/19/2003	ELECTROPHOTOGRAPHIC
							APPARATUS AND METHOD FOR
							USING TEXTURED RECEIVERS

N81523	Eastman Kodak Company	US	6588741	10/151,641	5/20/2002	7/8/2003	STACKING DEVICE OF A PRINTING
							PRESS [ABLAGEEINRICHTUNG
							EINER DRUCKMASCHINE]

N81531	Eastman Kodak Company	US	6618571	10/162,967	6/5/2002	9/9/2003	PROCESS AND DEVICE FOR
							TRANSFERRING TONER
							[VERFAHREN UND EINRICHTUNG
							ZUM UEBERTRAGEN VON TONER]

N81532	Eastman Kodak Company	US	6682163	10/178,984	6/25/2002	1/27/2004	METHOD AND DEVICE FOR
							DETECTING AND CORRECTING
							CHROMATIC ABERRATIONS IN
							MULTICOLOR PRINTING
							[VERFAHREN UND VORRICHTUNG
							ZUM ERFASSEN UND KORRIGIEREN
							VON FARBABWEICHUNGEN BEIM
							MEHRFARBDRUCK]

N81533	Eastman Kodak Company	DE	50201500.4	02002922.9	2/9/2002	11/10/2004	VERFAHREN ZUM AUFSPANNEN UND
							ENTFERNEN EINES ENDLOSEN
							TRANSPORTBANDS

N81533	Eastman Kodak Company	US	6681923	10/180,183	6/26/2002	1/27/2004	MOUNTING AND REMOVING A
							CONTINUOUS CONVEYOR BELT
							[VERFAHREN ZUM AUFSPANNEN
							UND ENTFERNEN EINES ENDLOSEN
							TRANSPORTBANDS]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81535	Eastman Kodak Company	US	6553198	10/108,173	3/27/2002	4/22/2003	SINGLE PIECE CONTROL GRID
							ELECTRODE FOR A CORONA
							CHARGER

N81536	Eastman Kodak Company	US	6631898	10/151,266	5/20/2002	10/14/2003	METHOD AND DEVICE FOR
							DETECTION OF A TRANSLUCENT
							AREA OR OBJECT BY A LIGHT
							BARRIER [GREIFERANORDNUNG BEI
							DER ABLAGE EINER
							DRUCKMASCHINE]

N81538	Eastman Kodak Company	DE	50213734.7	02008220.2	4/18/2002	8/5/2009	DEVICE FOR CHARGING AND
							DISCHARGING OF PRINTING MEDIA
							IN PRINTING PRESSES AND COPIERS
							[VORRICHTUNG ZUM ENTLADEN
							BZW. AUFLADEN VON
							DRUCKTRAEGERN IN DRUCK- BZW.
							KOPIERMACHINEN]

N81538	Eastman Kodak Company	GB	1255171	02008220.2	4/18/2002	8/5/2009	DEVICE FOR CHARGING AND
							DISCHARGING OF PRINTING MEDIA
							IN PRINTING PRESSES AND COPIERS
							[VORRICHTUNG ZUM ENTLADEN
							BZW. AUFLADEN VON
							DRUCKTRAEGERN IN DRUCK- BZW.
							KOPIERMACHINEN]

N81538	Eastman Kodak Company	US	6668154	10/126,490	4/19/2002	12/23/2003	DEVICE FOR CHARGING AND
							DISCHARGING OF PRINTING MEDIA
							IN PRINTING PRESSES AND COPIERS
							[VORRICHTUNG ZUM ENTLADEN
							BZW. AUFLADEN VON
							DRUCKTRAEGERN IN DRUCK- BZW.
							KOPIERMACHINEN]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81539	Eastman Kodak Company	US	6727674	10/207,523	7/29/2002	4/27/2004	DEVICE FOR PRODUCING OR
							CONTROLLING AN ALERNATING
							CURRENT IN AT LEAST ONE
							INDUCTIVE LOAD [VORRICHTUNG
							ZUR ERZEUGUNG ODER
							STEUERUNG EINES
							WECHSELSTROMES IN
							WENIGNSTENS EINER INDUKTIVEN
							LAST]

N81540	Eastman Kodak Company	DE	10139310.5	10139310.5	8/9/2001	11/25/2010	SIMLIFIED MAGNIFICATION

N81540	Eastman Kodak Company	US	6817295	10/207,501	7/29/2002	11/16/2004	METHOD AND ILLUSTRATION DEVICE
							FOR REGISTER MARK SETTING
							[VERFAHREN UND
							BEBILDERUNGSEINRICHTUNG ZUE
							REGISTEREINSTELLUNG]

N81542	Eastman Kodak Company	DE	50208390.5	02006038.0	3/16/2002	10/11/2006	PROCEDURE AND PRINTING
							MACHINE FOR DETERMINING
							REGISTER ERRORS

N81542	Eastman Kodak Company	US	6619209	10/208,626	7/30/2002	9/16/2003	PROCESS AND PRINTING MACHINE
							FOR DETERMINING REGISTRATION
							ERRORS [VERFAHREN UND
							DRUCKMASCHINE ZUM ERMITTELN
							VON REGISTERFEHLERN]

N81543	Eastman Kodak Company	DE	50208478.2	02006044.8	3/16/2002	10/18/2006	PROCESS AND DEVICE FOR
							DETERMINING REGISTRATION
							ERRORS [VERFAHREN UND
							DRUCKMASCHINE ZUM ERMITTELN
							VON REGISTERFEHLERN]

N81543	Eastman Kodak Company	US	6718879	10/208,216	7/30/2002	4/13/2004	PROCESS AND DEVICE FOR
							DETERMINING REGISTRATION
							ERRORS [VERFAHREN UND
							DRUCKMASCHINE ZUM ERMITTELN
							VON REGISTERFEHLERN]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81544	Eastman Kodak Company	DE		10332971.4	7/21/2003		AN INTELLIGENT ROLLER FUSER SYSTEM WHERE THE FUSING MEMBER IS HEATED INTERNALLY WITH A LAMP AND EXTERNALLY WITH CONDUCTIVE HEATED ROLLERS. THE TEMPERATURE OF THE FUSING MEMBER IS CONTROLLED BY VARYING THE CONTACT NIP BETWEEN THE FUSING MEMBER AND THE HEATING ROLLERS FOR VARIOUS MEDIA TYPES WHILE PRINTING IN A MIX MODE.

N81544	Eastman Kodak Company	US	6799000	10/215,884	8/9/2002	9/28/2004	ROLLER FUSER SYSTEM WITH INTELLIGENT CONTROL OF FUSING MEMBER TEMPERATURE FOR PRINTING MIXED MEDIA TYPES

N81550	Eastman Kodak Company	US	7777773	11/037,643	1/18/2005	8/17/2010	IMAGE QUALITY ATTRIBUTES TRACKING AND PREVENTIVE MAINTENANCE PREDICTION

N81552	Eastman Kodak Company	US	7236183	11/012,977	12/15/2004	6/26/2007	FLEXIBLE PRINTHEAD WIDTH

N81555	Eastman Kodak Company	US	7054588	10/645,394	8/21/2003	5/30/2006	IMAGE PRODUCTION SYSTEM WITH RELEASE AGENT SYSTEM AND ASSOCIATED METHOD OF CONTROLLING RELEASE AGENT TRANSFER

N81557	Eastman Kodak Company	EP		03009844.6	5/13/2003		FUSER MEMBER WITH A GLOSS LEVEL TUNED IN AND METHODS AND APPARATUS FOR USING THE SAME TO FUSE TONER IMAGES

N81557	Eastman Kodak Company	US	7087305	10/158,601	5/30/2002	8/8/2006	FUSER MEMBER WITH TUNABLE GLOSS LEVEL AND METHODS AND APPARATUS FOR USING THE SAME TO FUSE TONER IMAGES

N81557	Eastman Kodak Company	US	7211362	10/974,141	10/27/2004	5/1/2007	FUSER MEMBER WITH TUNABLE GLOSS LEVEL AND METHODS AND APPARATUS FOR USING THE SAME TO FUSE TONER IMAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81561	Eastman Kodak Company	US	6517346	10/139,486	5/6/2002	2/11/2003	FUSING STATION WITH IMPROVED
							FUSER ROLLER

N81562	Eastman Kodak Company	US	6582222	10/139,464	5/6/2002	6/24/2003	FUSING STATION INCLUDING
							MULTILAYER FUSER ROLLER

N81567	Eastman Kodak Company	DE	50211590.4	02009078.3	4/24/2002	1/23/2008	DEVICE FOR ADJUSTING A PRINTING
							PRESS FRAME [EINRICHTUNG ZUM
							EINSTELLEN EINES
							DRUCKMASCHINENRAHMENS]

N81567	Eastman Kodak Company	US	6651562	10/231,858	8/30/2002	11/25/2003	DEVICE FOR ADJUSTING A PRINTING
							PRESS FRAME [EINRICHTUNG ZUM
							EINSTELLEN EINES
							DRUCKMASCHINENRAHMENS]

N81568	Eastman Kodak Company	DE	50207426.4	02009529.5	4/26/2002	6/7/2006	ELECTRONIC SAFETY LOOP
							[ELEKTRONISCHE
							SICHERHEITSCHALTUNG]

N81568	Eastman Kodak Company	JP	4315657	2002-261300	9/6/2002	5/29/2009	ELECTRONIC SAFETY LOOP
							[ELEKTRONISCHE
							SICHERHEITSCHALTUNG]

N81568	Eastman Kodak Company	NL	1291746	02009529.5	4/26/2002	6/7/2006	ELECTRONIC SAFETY LOOP
							[ELEKTRONISCHE
							SICHERHEITSCHALTUNG]

N81571	Eastman Kodak Company	US	7149445	10/863,707	6/8/2004	12/12/2006	DETECTION OF BACKGROUND
							TONER PARTICLES

N81572	Eastman Kodak Company	US	7400759	11/013,231	12/15/2004	7/15/2008	A METHOD FOR TESTING A PLASTIC
							SLEEVE FOR AN IMAGE CYLINDER
							OR A BLANKET CYLINDER

N81573	Eastman Kodak Company	US	7302220	11/013,845	12/16/2004	11/27/2007	AN IMPROVED FUSER ROLLER AND
							FUSING STATION

N81575	Eastman Kodak Company	US	8024236	10/646,605	8/22/2003	9/20/2011	METHOD AND APPARATUS FOR
							REDUCING SUPPLY ORDERS IN
							INVENTORY MANAGEMENT

N81582	Eastman Kodak Company	US	7219805	10/955,427	9/30/2004	5/22/2007	SIEVE SCREEN LEVEL SENSOR

N81583	Eastman Kodak Company	US	7877053	11/017,488	12/20/2004	1/25/2011	ADJUSTABLE GLOSS CONTROL
							METHOD WITH DIFFERENT
							SUBSTRATES AND 3-D IMAGING
							EFFECT WITH ADJUSTABLE GLOSS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81583	Eastman Kodak Company	US		12/909,927	10/22/2010		ADJUSTABLE GLOSS CONTROL
							METHOD WITH DIFFERENT
							SUBSTRATES AND 3-D IMAGING
							EFFECT WITH ADJUSTABLE GLOSS

N81584	Eastman Kodak Company	JP	3764718	322941/02	11/6/2002	1/27/2006	PAPIERTRANSPORTWAGEN

N81584	Eastman Kodak Company	US	6736584	10/274,556	10/21/2002	5/18/2004	PAPER TRANSPORTATION TROLLEY
							[PAPIERTRANSPORTWAGEN]

N81589	Eastman Kodak Company	DE	10225603.9	10225603.9	6/7/2002	1/24/2008	HYBRID FUSER

N81589	Eastman Kodak Company	US	6909871	10/422,487	4/24/2003	6/21/2005	METHOD AND DEVICE FOR FUSING
							TONER ONTO A SUBSTRATE
							[VERFAHREN UND VORRICHTUNG
							ZUM FIXIEREN VON TONER AUF
							EINEM SUBSTRAT]

N81591	Eastman Kodak Company	US	6920292	10/458,600	6/10/2003	7/19/2005	METHOD AND CONTROL DEVICE FOR
							PREVENTION OF IMAGE PLANE
							REGISTRATION ERRORS

N81592	Eastman Kodak Company	US	6889028	10/458,543	6/10/2003	5/3/2005	TECHNIQUE AND DEVICE FOR
							CONTROLLING THE POSITION
							ACCURACY IN COLOR PRINTING

N81593	Eastman Kodak Company	DE	50309942.2	03006971.0	3/27/2003	6/4/2008	METHOD AND APPARATUS FOR
							PROVIDING SHETS IN A PRINTING
							MACHINE

N81593	Eastman Kodak Company	US	7212780	10/457,878	6/10/2003	5/1/2007	PROCESS AND DEVICE FOR
							SUPPLYING SUBSTRATES IN A
							PRINTING UNIT [VERFAHREN UND
							VORRICHTUNG ZUR
							BEREITSTELLUNG VON BOEGEN IN
							EINER DRUCKMASCHINE]

N81598	Eastman Kodak Company	US	6866264	10/315,722	12/10/2002	3/15/2005	BLOCKING DEVICE FOR A DEVICE
							FOR MOVING A SHEET

N81600	Eastman Kodak Company	DE	10160382.7	10160382.7	12/10/2001	4/30/2003	[TRANSPORTROLLENVORRICHTUNG
							ZUM ABLEGEN VON BOGEN AUF
							EINEM STAPEL] KEYWORD:
							ACCELERATED PAPERTRANSFER

N81600	Eastman Kodak Company	JP	3784769	358563/02	12/10/2002	3/24/2006	[TRANSPORTROLLENVORRICHTUNG
							ZUM ABLEGEN VON BOGEN AUF
							EINEM STAPEL] KEYWORD:
							ACCELERATED PAPERTRANSFER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81600	Eastman Kodak Company	US	6880820	10/315,701	12/10/2002	4/19/2005	CONVEYOR ROLLER DEVICE FOR
							DEPOSITING SHEETS ON A STACK
							[TRANSPORTROLLENVORRICHTUNG
							ZUM ABLEGEN VON BOGEN AUF
							EINEM STAPEL] KEYWORD:
							ACCELERATED PAPERTRANSFER

N81601	Eastman Kodak Company	US	6848361	10/337,129	1/6/2003	2/1/2005	CONTROL DEVICE AND METHOD TO
							PREVENT REGISTER ERRORS
							[STEUERUNGSEINRICHTUNG UND
							VERFAHREN ZUM VERMEIDEN VON
							REGISTERFEHLERN]

N81604	Eastman Kodak Company	DE		10208597.8	2/27/2002		[VERFAHREN UND
							STEUERUNGSEINRICHTUNG ZUM
							VERMEIDEN VON
							REGISTERFEHLERN] KEYWORD:
							MAGNIFICATION

N81604	Eastman Kodak Company	US	6836635	10/360,284	2/7/2003	12/28/2004	METHOD AND CONTROL DEVICE FOR
							PREVENTING REGISTER ERRORS
							[VERFAHREN UND
							STEUERUNGSEINRICHTUNG ZUM
							VERMEIDEN VON
							REGISTERFEHLERN] KEYWORD:
							MAGNIFICATION

N81609	Eastman Kodak Company	DE	50215176.5	02028443.6	12/19/2002	8/24/2011	VERFAHREN ZUR EICHUNG ODER
							NACHEICHUNG EINES
							UMRECHNUNGSFAKTORS ZUR
							BESTIMMUNG EINER VON EINEM
							BEDRUCKSTOFF IN EINER
							DRUCKMASCHINE
							ZURUECKGELEGTEN WEGSTRECKE

N81609	Eastman Kodak Company	DE	10256303	10256303.9	12/3/2002	6/30/2011	[VERFAHREN ZUR EICHUNG ODER
							NACHEICHUNG EINES
							UMRECHNUNGSFAKTORS ZUR
							BESTIMMUNG EINER VON EINEM
							BEDRUCKSTOFF IN EINER
							DRUCKMASCHINE
							ZURUECKGELEGTEN WEGSTRECKE]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81609	Eastman Kodak Company	GB	1353241	02028443.6	12/19/2002	8/24/2011	VERFAHREN ZUR EICHUNG ODER NACHEICHUNG EINES UMRECHNUNGSFAKTORS ZUR BESTIMMUNG EINER VON EINEM BEDRUCKSTOFF IN EINER DRUCKMASCHINE ZURUECKGELEGTEN WEGSTRECKE

N81609	Eastman Kodak Company	NL	1353241	02028443.6	12/19/2002	8/24/2011	VERFAHREN ZUR EICHUNG ODER NACHEICHUNG EINES UMRECHNUNGSFAKTORS ZUR BESTIMMUNG EINER VON EINEM BEDRUCKSTOFF IN EINER DRUCKMASCHINE ZURUECKGELEGTEN WEGSTRECKE

N81609	Eastman Kodak Company	US	6871037	10/406,747	4/3/2003	3/22/2005	METHOD FOR CALIBRATING OR RECALIBRATING A CONVERSION FACTOR FOR DETERMINING THE DISTANCE COVERED BY A PRINT SUBSTRATE IN A PRINTING MACHINE [VERFAHREN ZUR EICHUNG ODER NACHEICHUNG EINES UMRECHNUNGSFAKTORS ZUR BESTIMMUNG EINER VON EINEM BEDRUCKSTOFF IN EINER DRUCKMASCHINE ZURUECKGELEGTEN WEGSTRECKE]

N81612	Eastman Kodak Company	US	6862425	10/422,482	4/24/2003	3/1/2005	MICROWAVE DEVICE AND METHOD TO FUSE TONER ONTO PRINT SUBSTRATE [MIKROWELLENEINRICHTUNG UND VERFAHREN ZUM FIXIEREN VON TONER AUF BEDRUCKSTOFF]

N81617	Eastman Kodak Company	DE		10344712.1	9/26/2003		CAPILLARY MICRO-GROOVE SKIVE FINGERS

N81617	Eastman Kodak Company	US	6735412	10/264,946	10/4/2002	5/11/2004	CAPILLARY MICRO-GROOVE SKIVE FINGERS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81618	Eastman Kodak Company	US	6969207	10/635,255	8/6/2003	11/29/2005	METHOD AND DEVICE FOR RECOGNIZING AN OBJECT ON A SURFACE [VERFAHREN UND VORRICHTUNG ZUR ERKENNUNG EINES OBJEKTES AUF EINER OBERFLAECHE]

N81621	Eastman Kodak Company	US	7008678	10/667,548	9/22/2003	3/7/2006	ROLLER FOR A FUSING STATION

N81622	Eastman Kodak Company	US	7014899	10/667,996	9/22/2003	3/21/2006	ROLLER FOR USE IN A FUSING STATION

N81627	Eastman Kodak Company	US	6915087	10/640,202	8/13/2003	7/5/2005	FORMATION OF UNIFORM DENSITY PATCHES IN AN ELECTROGRAPHIC REPRODUCTION APPARATUS FOR PROCESS CONTROL

N81629	Eastman Kodak Company	DE	50310854.5	03012568.6	6/3/2003	12/3/2008	METHOD FOR DETECTING A REGISTER MARK, PARTICULARY A COLORLESS OR LOW-COLOR REGISTER MARK KEYWORD: CLEAR TONER REGISTER MARK

N81629	Eastman Kodak Company	GB	1410910	03012568.6	6/3/2003	12/3/2008	METHOD FOR DETECTING A REGISTER MARK, PARTICULARY A COLORLESS OR LOW-COLOR REGISTER MARK KEYWORD: CLEAR TONER REGISTER MARK

N81644	Eastman Kodak Company	DE	10251616.2	10251616.2	11/6/2002	3/11/2010	PROCESS AND INSTALLATION FOR THE MANUFACTURING OF A COATING FOR AN IMPRESSION CYLINDER [VERFAHREN UND EINRICHTUNG ZUM HERSTELLEN EINER BESCHICHTUNG EINES DRUCKZYLINDERS]

N81644	Eastman Kodak Company	US	7217113	10/695,315	10/28/2003	5/15/2007	PROCESS AND INSTALLATION FOR THE MANUFACTURING OF A COATING FOR AN IMPRESSION CYLINDER [VERFAHREN UND EINRICHTUNG ZUM HERSTELLEN EINER BESCHICHTUNG EINES DRUCKZYLINDERS]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81652	Eastman Kodak Company	US	7329463	10/887,059	7/7/2004	2/12/2008	LOW DAMPING FUSER ROLLER COMPOSITION

N81653	Eastman Kodak Company	US	7006782	10/887,295	7/7/2004	2/28/2006	FUSING STATION AND METHOD FOR FUSING

N81655	Eastman Kodak Company	US	6950615	10/717,878	11/20/2003	9/27/2005	PROCEDURE AND DEVICE FOR ADJUSTING GLOSS IN PRINT MATERIAL

N81656	Eastman Kodak Company	US	7031634	10/703,885	11/7/2003	4/18/2006	BLADE CLEANER CARTRIDGE WITH DUST AND LINT SEAL BLADE

N81661	Eastman Kodak Company	US	6878911	10/422,317	4/24/2003	4/12/2005	DEVICE AND METHOD FOR CLEANING MICROWAVE DEVICES

N81697	Eastman Kodak Company	US	7181153	10/925,394	8/25/2004	2/20/2007	APPARATUS FOR PRECISELY ADJUSTING THE POSITION OF WORKSTATIONS IN A DOCUMENT PRINTER/COPIER

N81699	Eastman Kodak Company	DE	50310536.8	03014130.3	6/24/2003	9/24/2008	METHOD AND CONTROL DEVICE FOR DETERMINING A REGISTER ERROR [VERFAHREN UND STEUERUNGSEINRICHTUNG ZUM BESTIMMEN EINES REGISTERFEHLERS]

N81699	Eastman Kodak Company	US	7162956	10/635,260	8/6/2003	1/16/2007	METHOD AND CONTROL DEVICE FOR DETERMINING A REGISTER ERROR [VERFAHREN UND STEUERUNGSEINRICHTUNG ZUM BESTIMMEN EINES REGISTERFEHLERS]

N81700	Eastman Kodak Company	DE	10246394.8	10246394.8	10/4/2002	3/8/2007	FIXING APPARATUS AND FIXING METHOD FOR A PRINTER [FIXIEREINRICHTUNG UND FIXIERVERFAHREN FUER EINE DRUCKMASCHINE]

N81700	Eastman Kodak Company	US	6904260	10/664,686	9/17/2003	6/7/2005	FIXING APPARATUS AND FIXING METHOD FOR A PRINTER [FIXIEREINRICHTUNG UND FIXIERVERFAHREN FUER EINE DRUCKMASCHINE]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81706	Eastman Kodak Company	US	7120380	10/965,369	10/14/2004	10/10/2006	ELECTROSTATOGRAPHIC APPARATUS HAVING TRANSPORT MEMBER WITH RELEASE OIL-ABSORBING LAYER

N81708	Eastman Kodak Company	US	7191807	11/011,672	12/14/2004	3/20/2007	APPARATUS FOR TONER PROCESSING INCLUDING A VARIABLE-ORIFICE NON-CONTACT VALVE

N81710	Eastman Kodak Company	US	7156372	11/011,820	12/14/2004	1/2/2007	NON-CONTACT VALVE FOR PARTICULATE MATERIAL

N81713	Eastman Kodak Company	US	7341790	11/017,280	12/20/2004	3/11/2008	TONER FUSER MEMBER WITH RELEASE LAYER FORMED FROM SILSESQUIOXANE-PHENOLIC RESIN COMPOSITION

N81714	Eastman Kodak Company	US	7273687	11/017,485	12/20/2004	9/25/2007	TONER FUSER MEMBER HAVING RELEASE LAYER FORMED FROM GLYCIDYL END-CAPPED POLYMER AND PERFLUOROALKYL GLYCIDYL- REACTIVE COMPOUND

N81715	Eastman Kodak Company	DE	50310998.3	03020915.9	9/16/2003	12/31/2008	METHOD FOR CORRECTION OF THE CALIBRATION OF A REGISTER MARK ACCURATE PRINTING PROCESS [VERFAHREN ZUR KORREKTUR DER KALIBRIERUNG EINES PASSERGENAUEN DRUCKPROZESSES]

N81715	Eastman Kodak Company	US	7035557	10/769,353	1/30/2004	4/25/2006	METHOD FOR CORRECTION OF THE CALIBRATION OF A REGISTER MARK ACCURATE PRINTING PROCESS [VERFAHREN ZUR KORREKTUR DER KALIBRIERUNG EINES PASSERGENAUEN DRUCKPROZESSES]

N81719	Eastman Kodak Company	US	7334336	11/017,397	12/20/2004	2/26/2008	A METHOD FOR PRODUCING A SLEEVED POLYMER MEMBER, AN IMAGE CYLINDER OR A BLANKET CYLINDER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81720	Eastman Kodak Company	US	7351512	11/017,486	12/20/2004	4/1/2008	OVERCOAT FOR A POLYMER SLEEVE MEMBER FOR A BLANKET CYLINDER AND A METHOD FOR MAKING THE OVERCOAT

N81723	Eastman Kodak Company	US	7139521	11/021,250	12/21/2004	11/21/2006	GLOSS AND DIFFERENTIAL GLOSS CONTROL METHODOLOGY

N81724	Eastman Kodak Company	US	7239816	11/020,504	12/21/2004	7/3/2007	IN-LINE APPEARANCE CONTROL METHOD

N81725	Eastman Kodak Company	DE	50308169.8	03023088.2	10/15/2003	9/12/2007	TRANSPORTING AN ESSENTIALLY SHEET-LIKE ELEMENT, PARTICULARLY IN A PRINTING PRESS [VERFAHREN UND VORRICHTUNG ZUM TRANSPORT EINES IM WESENTLICHEN BOGENFOERFMIGEN ELEMENTES, INSBESONDERE IN EINER DRUCKMASCHINE]

N81725	Eastman Kodak Company	JP	4041469	2004-59290	3/3/2004	11/16/2007	TRANSPORTING AN ESSENTIALLY SHEET-LIKE ELEMENT, PARTICULARLY IN A PRINTING PRESS

N81725	Eastman Kodak Company	NL	1454864	03023088.2	10/15/2003	9/12/2007	TRANSPORTING AN ESSENTIALLY SHEET-LIKE ELEMENT, PARTICULARLY IN A PRINTING PRESS

N81725	Eastman Kodak Company	US	7222850	10/790,426	3/1/2004	5/29/2007	TRANSPORTING AN ESSENTIALLY SHEET-LIKE ELEMENT, PARTICULARLY IN A PRINTING PRESS

N81728	Eastman Kodak Company	US	7227735	10/961,782	10/8/2004	6/5/2007	CURRENT REGULATED, VOLTAGE LIMITED, AC POWER SUPPLY WITH DC OFFSET FOR CORONA CHARGERS

N81729	Eastman Kodak Company	US	7130571	11/011,282	12/14/2004	10/31/2006	VARIABLE TORQUE DEVICE FOR MAINTAINING CONSTANT WEB TENSION

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81731	Eastman Kodak Company	US		10/973,043	10/25/2004		CONTROL OF CHARGE-TO-MASS OF TONER USING SILICA BLENDS CONTROL OF Q/M RATION USING BLENDS OF SILICA [DISCLOSURE]

N81732	Eastman Kodak Company	US	7316881	10/973,042	10/25/2004	1/8/2008	METHOD OF PRODUCING A CUSTOM COLOR TONER A METHOD OF PRODUCING A CUSTOM ACCENT COLOR DRY ELECTROPHOTOGRAPHIC DEVELOPER [DISCLOSURE]

N81733	Eastman Kodak Company	US	7180532	11/022,209	12/21/2004	2/20/2007	DRY INK CONCENTRATION MONITOR INTERFACE WITH AUTOMATED TEMPERATURE COMPENSATION ALGORITHM

N81734	Eastman Kodak Company	US	7459027	11/022,419	12/21/2004	12/2/2008	PNEUMATICALLY ADJUSTABLE APPARATUS FOR COATING TONER FUSING BELT SUBSTRATE AND METHOD FOR USING SAME

N81735	Eastman Kodak Company	US	7017900	10/790,425	3/1/2004	3/28/2006	TRANSPORTING AN ESSENTIALLY SHEET-SHAPED ELEMENT, PARTICULARLY A PRINT MATERIAL SHEET [VERFAHREN UND VORRICHTUNG ZUM TRANSPORT EINES IM WESENTLICHEN BOGENFOERMIGEN ELEMENTES, INSBESONDERE EINES BEDRUCKSTOFFBOGENS]

N81741	Eastman Kodak Company	US	7248812	11/037,588	1/18/2005	7/24/2007	CLEANING MEMBER

N81743	Eastman Kodak Company	DE	602005035273.2	05725532.5	3/15/2005	7/25/2012	DURABLE ELECTROPHOTOGRAPHIC PRINTS

N81743	Eastman Kodak Company	EP	1725913	05725532.5	3/15/2005	7/25/2012	DURABLE ELECTROPHOTOGRAPHIC PRINTS

N81743	Eastman Kodak Company	FR	1725913	05725532.5	3/15/2005	7/25/2012	DURABLE ELECTROPHOTOGRAPHIC PRINTS

N81743	Eastman Kodak Company	GB	1725913	05725532.5	3/15/2005	7/25/2012	DURABLE ELECTROPHOTOGRAPHIC PRINTS

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81743	Eastman Kodak Company	US	7184698	11/076,843	3/10/2005	2/27/2007	DURABLE ELECTROPHOTOGRAPHIC
							PRINTS BELT FUSER WITH
							ULRAVIOLET LAMPS FOR
							CROSSLINKABLE TONER [ORIGINAL]

N81747	Eastman Kodak Company	US	7438735	11/038,622	1/19/2005	10/21/2008	FILTER APPARATUS WITH
							AUTOMATIC CLEANING

N81748	Eastman Kodak Company	DE	10326964.9	10326964.9	6/16/2003	12/9/2004	MICROWAVE ARRANGEMENT FOR
							AFFIXING TONER ONTO PRINTING
							MATERIAL AND FOR THE ELEMENT
							USED FOR THIS PURPOSE
							[MIKROWELLENEINRICHTUNG FUER
							DAS BEFESTIGEN VON TONER AN
							EINEM BEDRUCKSTOFF UND
							DAFUER VERWENBARES ELEMENT]

N81748	Eastman Kodak Company	US	7127206	10/866,953	6/14/2004	10/24/2006	MICROWAVE ARRANGEMENT FOR
							AFFIXING TONER ONTO PRINTING
							MATERIAL AND FOR THE ELEMENT
							USED FOR THIS PURPOSE
							[MIKROWELLENEINRICHTUNG FUER
							DAS BEFESTIGEN VON TONER AN
							EINEM BEDRUCKSTOFF UND
							DAFUER VERWENBARES ELEMENT]

N81750	Eastman Kodak Company	EP		05707492.4	2/18/2005		IMPROVED SEPARATING AGENT FOR
							USE IN A FUSER MECHANISM

N81750	Eastman Kodak Company	US	7596347	12/014,140	1/15/2008	9/29/2009	SEPARATING AGENT FOR USE IN A
							FUSER MECHANISM

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81751	Eastman Kodak Company	DE	10327315.8	10327315.8	6/16/2003	8/16/2007	METHOD FOR PREPARING A
							CARRIER FOR A PHOTOCONDUCTOR
							FOR THE FORMATION OF AN
							ELECTROPHOTOGRAPHIC
							RECORDING ELEMENT AND A
							RECORDING ELEMENT FORMED
							ACCORDINGLY [VERFAHREN ZUR
							AUFBEREITUNG EINES TRAEGERS
							FUER EINEN FOTOLEITER ZUR
							AUSBILDUNG EINES
							ELEKTROFOTOGRAFISCHEN
							AUFZEICHNUNGSELEMENTES UND
							DEMGEMAESS AUSGEBILDETES
							AUFZEICHNUNGSELEMENT]

N81751	Eastman Kodak Company	US	7247228	10/867,443	6/14/2004	7/24/2007	METHOD FOR PREPARING A
							CARRIER FOR A PHOTOCONDUCTOR
							FOR THE FORMATION OF AN
							ELECTROPHOTOGRAPHIC
							RECORDING ELEMENT AND A
							RECORDING ELEMENT FORMED
							ACCORDINGLY [VERFAHREN ZUR
							AUFBEREITUNG EINES TRAEGERS
							FUER EINEN FOTOLEITER ZUR
							AUSBILDUNG EINES
							ELEKTROFOTOGRAFISCHEN
							AUFZEICHNUNGSELEMENTES UND
							DEMGEMAESS AUSGEBILDETES
							AUFZEICHNUNGSELEMENT]

N81752	Eastman Kodak Company	DE	10320043	10320043.6	5/6/2003	4/13/2006	[VORRICHTUNG UND VERFAHREN
							ZUR HANDHABUNG VON
							BEDRUCKSTOFF INNERHALB EINER
							MIKROWELLENEINRICHTUNG]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81752	Eastman Kodak Company	US	7092668	10/826,721	4/16/2004	8/15/2006	DEVICE AND PROCESS FOR
							HANDLING A PRINTING MEDIA INSIDE
							A MICROWAVE MECHANISM
							[VORRICHTUNG UND VERFAHREN
							ZUR HANDHABUNG VON
							BEDRUCKSTOFF INNERHALB EINER
							MIKROWELLENEINRICHTUNG]

N81755	Eastman Kodak Company	DE	602005005017.5	05722716.7	1/28/2005	2/27/2008	METALLIC HUE TONER AND ITS PREPARATION

N81755	Eastman Kodak Company	NL	1709491	05722716.7	1/28/2005	2/27/2008	METALLIC HUE TONER AND ITS
							PREPARATION

N81755	Eastman Kodak Company	US	7326507	11/043,541	1/26/2005	2/5/2008	PREPARATION OF A TONER FOR
							REPRODUCING A METALLIC HUE
							AND THE TONER

N81756	Eastman Kodak Company	US	7010258	10/814,316	3/31/2004	3/7/2006	HIGH HEAT TRANSFER FUSER
							ROLLER A FUSER ROLLER
							CONFIGURATION WITH HIGH HEAT
							TRANSFER EFFICIENCY AND HIGH
							THERMAL POWER [DISCLOSURE
							TITLE - ORIGINAL]

N81757	Eastman Kodak Company	EP		05737431.6	4/5/2005		BELT FUSER/FINISHER

N81757	Eastman Kodak Company	JP	4691550	2007-507436	4/5/2005	2/25/2011	BELT FUSER/FINISHER

N81757	Eastman Kodak Company	US	7155142	10/818,870	4/6/2004	12/26/2006	BELT FUSER/FINISHER BELT FUSER
							MECHANISM THAT ENABLES BELT
							CHANGING AND RELEASE OF LIGHT-
							WEIGHT MEDIA [ORIGINAL]

N81758	Eastman Kodak Company	US	7211359	10/836,784	4/30/2004	5/1/2007	A COATING SOLUTION CONTAINING
							COCRYSTALS AND OR CRYSTALS OF
							A CHARGE-GENERATION PIGMENT
							OR A MIXTURE OF CHARGE-
							GENERATION PIGMENTS

N81760	Eastman Kodak Company	EP		05736407.7	4/6/2005		ADJUSTING GLOSS FOR A PRINT
							IMAGE

N81760	Eastman Kodak Company	US	7088946	10/822,329	4/12/2004	8/8/2006	ADJUSTING GLOSS FOR A PRINT
							IMAGE

N81761	Eastman Kodak Company	DE	10331626.4	10331626.4	7/12/2003	1/13/2005	PROCESS FOR GUIDING PRINTING
							MEDIA AND PRINTING MEDIA GUIDE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81761	Eastman Kodak Company	US	7392984	10/887,581	7/9/2004	7/1/2008	PROCESS FOR GUIDING PRINTING
							MEDIA AND PRINTING MEDIA GUIDE
							[VERFAHREN ZUR FUEHRUNG VON
							BEDRUCKSTOFF UND
							BEDRUCKSTOFFFUEHRUNG]

N81762	Eastman Kodak Company	US	7171139	10/887,664	7/9/2004	1/30/2007	A SLEEVE ON A DRUM AND
							CHANGING SAID SLEEVE
							[VERFAHREN ZUM WECHSELN EINER
							MANSCHETTE AN EINEM ZYLINDER
							UND ZYLINDER MIT EINER
							MANSCHETTE]

N81763	Eastman Kodak Company	US	7032519	10/887,674	7/9/2004	4/25/2006	SENSOR MECHANISM FOR A
							PRINTING MACHINE [VERFAHREN
							ZUM STEUERN EINER
							SENSOREINRICHTUNG UND
							SENSOREINRICHTUNG FUER EINE
							DRUCKMASCHINE]

N81766	Eastman Kodak Company	US	7169528	10/836,772	4/30/2004	1/30/2007	PROCESS FOR PREPARING
							COLORED TONER PARTICLES

N81768	Eastman Kodak Company	EP		05736392.1	4/11/2005		LIQUID PRINT COLOR PROCESS AND
							PRINTING MACHINE

N81768	Eastman Kodak Company	US	7298994	10/826,734	4/16/2004	11/20/2007	PROCESS AND PRINTING MACHINE
							FOR THE USE OF LIQUID PRINT
							COLORS

N81770	Eastman Kodak Company	EP		05736247.7	4/18/2005		MULTI-COLOR PRINTING USING A
							HALFTONE SCREEN

N81770	Eastman Kodak Company	JP	4679575	2007-510792	4/18/2005	2/10/2011	APPARATUS FOR GENERATING
							COMPOSITE IMAGE DATA
							REPRESENTING A MONO-COLOR
							IMAGE DATA (amended) MULTI-
							COLOR PRINTING USING A
							HALFTONE SCREEN (original)

N81770	Eastman Kodak Company	JP	4827979	2010-114986	4/18/2005	9/22/2011	METHOD FOR PRINTING A MULTI-
							COLOR IMAGE (amended) MULTI-
							COLOR PRINTING USING A
							HALFTONE SCREEN (original)

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81770	Eastman Kodak Company	JP	4827980	2010-114987	4/18/2005	9/22/2011	METHOD FOR PRINTING A MULTI-COLOR IMAGE (amended) MULTI-COLOR PRINTING USING A HALFTONE SCREEN (original)

N81770	Eastman Kodak Company	US	7839537	10/836,762	4/30/2004	11/23/2010	METHOD AND APPARATUS FOR MULTI-COLOR PRINTING USING A ROSETTE OR DIAMOND HALFTONE SCREEN FOR ONE OR MORE OF THE COLORS [HYBRID ROSETTE-DOT HALFTONE COMPOSITE SCREEN DESIGN FOR 4-COLOR AND HI-FI COLOR PRINTING SYSTEM]

N81771	Eastman Kodak Company	US	7508549	10/837,518	4/30/2004	3/24/2009	METHOD AND APPARATUS FOR MULTI-COLOR PRINTING USING HYBRID DOT-LINE HALFTONE COMPOSITE SCREENS

N81772	Eastman Kodak Company	EP		05735689.1	4/18/2005		PANTONE MATCHING SYSTEM COLOR EXPANSION WITH FIFTH COLOR

N81772	Eastman Kodak Company	JP	4763686	2007-510791	4/18/2005	6/17/2011	A METHOD OF OPERATING A PRINTER AS CHANGED BY EXAMINER. FORMERLY: PANTONE MATCHING SYSTEM COLOR EXPANSION WITH FIFTH COLOR

N81773	Eastman Kodak Company	US	7324240	10/836,803	4/30/2004	1/29/2008	COLOR CORRECTION METHOD WITH TRANSPARENT TONER INSIGNIA IMAGES

N81773	Eastman Kodak Company	US	7924460	11/843,119	8/22/2007	4/12/2011	COLOR CORRECTION METHOD WITH TRANSPARENT TONER INSIGNIA IMAGES

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81774	Eastman Kodak Company	US	7261986	10/836,756	4/30/2004	8/28/2007	PHOTOCONDUCTIVE MEMBER FOR
							AN ELECTROPHOTOGRAPHIC
							MACHINE AND METHOD OF FORMING
							SAME [MICROFINISHING OF NICKLE
							SUBSTRATE FOR IC SLEEVE]

N81775	Eastman Kodak Company	US	7211358	10/836,484	4/30/2004	5/1/2007	IMAGE CYLINDER SLEEVE FOR AN
							ELECTROPHOTOGRAPHIC MACHINE
							AND METHOD FOR PRODUCING
							SAME [SMOOTHING LAYER ON THE
							INSIDE SURFACE OF THE IC SLEEVE]

N81776	Eastman Kodak Company	US	7058348	10/896,396	7/22/2004	6/6/2006	PRODUCING AN ENHANCED GLOSS
							TONER IMAGE ON A SUBSTRATE

N81777	Eastman Kodak Company	US	7937023	10/888,484	7/9/2004	5/3/2011	A METHOD AND A COMPOSITION
							FOR PRODUCING AN UNDERCOAT
							LAYER USING DIALKYL MALONATE
							BLOCKED ISOCYANATES (FOR
							ELECTROPHOTOGRAPHIC
							APPLICATIONS)

N81779	Eastman Kodak Company	US	7113718	10/836,487	4/30/2004	9/26/2006	METHOD AND APPARATUS FOR
							REDUCING IMAGE ARTIFACTS
							CAUSED BY RELEASE FLUID IN AN
							ELECTROPHOTOGRAPHIC MACHINE

N81793	Eastman Kodak Company	EP		05736471.3	4/15/2005		TONER FUSER MEMBER WITH
							RELEASE LAYER [TONER FUSING
							MEMBER HAVING SOL-GEL/EPOXY
							IPN RELEASE LAYER]

N81793	Eastman Kodak Company	US	7160963	10/836,782	4/30/2004	1/9/2007	TONER FUSER MEMBER WITH
							RELEASE LAYER FORMED FROM
							SILSESQUIOXANE-EPOXY RESIN
							COMPOSITION [TONER FUSING
							MEMBER HAVING SOL-GEL/EPOXY
							IPN RELEASE LAYER]

N81794	Eastman Kodak Company	US	7151902	11/042,935	1/25/2005	12/19/2006	TONER TRANSFER TECHNIQUE

N81795	Eastman Kodak Company	US	7658376	10/569,769	8/24/2004	2/9/2010	METHOD AND APPARATUS FOR
							DEPOSITING SHEET OF PAPER ONTO
							A STACK

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81796	Eastman Kodak Company	DE	10340706.5	10340706.5	9/4/2003	3/22/2007	METHOD AND APPARATUS FOR
							TREATING A TRANSPORT
							MECHANISM IN A PRINTING PRESS
							[VERFAHREN UND VORRICHTUNG
							ZUR BEHANDLUNG EINES
							TRANSPORTMITTELS IN EINER
							DRUCKMASCHINE]

N81796	Eastman Kodak Company	US	7532846	10/570,060	8/30/2004	5/12/2009	TREATING TRANSPORT MECHANISM
							IN A PRINTING PRESS

N81798	Eastman Kodak Company	US	7267915	10/888,172	7/9/2004	9/11/2007	PHOTOCONDUCTIVE ELEMENT
							HAVING AN AMORPHOUS,
							POLYMERIC BARRIER LAYER

N81799	Eastman Kodak Company	US		10/887,968	7/9/2004		AQUEOUS METAL OXIDE
							COMPOSITION AND METHOD FOR
							DIP COATING AND
							ELECTROPHOTOGRAPHIC
							APPLICATIONS, AND
							ELECTROPHOTOGRAPHIC
							EQUIPMENT MEMBERS,
							PARTICULARLY
							ELECTROPHOTOGRAPHIC DRUM

N81810	Eastman Kodak Company	US	7454153	10/576,805	10/20/2004	11/18/2008	CLEANING OF CONTAMINATION IN A
							PRINTER AS A FUNCTION OF A
							REGISTER ERROR

N81811	Eastman Kodak Company	DE	10359666.6	10359666.6	12/18/2003	6/16/2011	METHOD AND FUSING
							ARRANGEMENT FOR FUSING TONER
							TO A PRINTING MATERIAL

N81811	Eastman Kodak Company	US	7630674	10/583,163	12/16/2004	12/8/2009	METHOD AND ARRANGEMENT FOR
							FUSING TONER IMAGES TO A
							PRINTING MATERIAL

N81812	Eastman Kodak Company	US	7763407	10/579,269	10/20/2004	7/27/2010	FIXING OF TONER IMAGES FOR
							DUPLEX PRINTING

N81817	Eastman Kodak Company	US	7559548	10/586,270	1/10/2005	7/14/2009	APPARATUS FOR THE ALIGNMENT
							OF A STACK OF SHEETS

N81818	Eastman Kodak Company	DE	602005011247.2	05700806.2	1/11/2005	11/26/2008	METHOD AND CONTROL ARRANGMENT FOR TRANSPORTING
							PRINTING MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81818	Eastman Kodak Company	NL	1704053	05700806.2	1/11/2005	11/26/2008	METHOD AND CONTROL ARRANGMENT FOR TRANSPORTING PRINTING MATERIAL

N81818	Eastman Kodak Company	US	8033545	10/586,433	1/11/2005	10/11/2011	METHOD AND CONTROL ARRANGEMENT FOR TRANSPORTING PRINTING MATERIAL

N81823	Eastman Kodak Company	US	7151903	10/921,736	8/19/2004	12/19/2006	METHOD AND APPARATUS FOR REDUCING SURFACE TEMPERATURE VARIATION OF AN EXTERNALLY-HEATED FUSING ROLLER A TEMPERATURE CONTROL ALGORITHM FOR EXTERNALLY HEATED [INTERNAL HEAT ASSIST] FUSER

N81824	Eastman Kodak Company	US	7253828	10/903,072	7/30/2004	8/7/2007	EXPOSURE-ENERGY-DENSITY AND DYNAMIC EFFECT BASED UNIFORMITY CORRECTION FOR LED PRINTHEADS

N81825	Eastman Kodak Company	US	7353605	10/903,340	7/30/2004	4/8/2008	A METHOD FOR PRODUCING A METALLIC CORE FOR USE IN CYLINDER SLEEVES FOR AN ELECTROPHOTOGRAPHIC PROCESS

N81827	Eastman Kodak Company	US	7068959	10/945,489	9/20/2004	6/27/2006	FUSER OIL CONTAMINATION PREVENTION AND CLEAN-UP METHOD

N81829	Eastman Kodak Company	US	7127185	10/922,356	8/20/2004	10/24/2006	METHOD AND SYSTEM FOR COMPONENT REPLACEMENT BASED ON USE AND ERROR CORRELATION ORC REPLACEMENT INTEGRATION OF ERROR HISTORY

N81830	Eastman Kodak Company	EP		06720414.9	2/7/2006		CREATING TEXTURE IN AN ELECTROPHOTOGRAPHIC IMAGE

N81830	Eastman Kodak Company	JP		2007-556181	2/7/2006		CREATING TEXTURE IN AN ELECTROPHOTOGRAPHIC IMAGE

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81830	Eastman Kodak Company	US	7212772	11/063,063	2/22/2005	5/1/2007	SYSTEM AND METHOD FOR
							CREATING A THREE-DIMENSIONAL
							TEXTURE IN AN
							ELECTRPHOTOGRAPHIC IMAGE

N81831	Eastman Kodak Company	US	7290658	10/903,046	7/30/2004	11/6/2007	CHARGER WIRE PACKAGE AND
							CONTAINER

N81832	Eastman Kodak Company	US	7089153	10/903,045	7/30/2004	8/8/2006	REPLACEABLE COMPONENT
							MANAGEMENT TOOL

N81833	Eastman Kodak Company	US	7674032	10/967,993	10/19/2004	3/9/2010	FLUIDICS COATING APPARATUS AND
							METHOD FOR SURFACE TREATING
							OF TONER AND DRY INKS

N81833	Eastman Kodak Company	US	7981468	12/618,838	11/16/2009	7/19/2011	FLUIDICS COATING APPARATUS AND
							METHOD FOR SURFACE TREATING
							OF TONER AND DRY INKS

N81835	Eastman Kodak Company	US	7020425	10/922,043	8/19/2004	3/28/2006	HIGH EFFICIENCY HEAT EXCHANGE
							APPARATUS AND SYSTEM FOR USE
							WITH A FUSER BELT HIGH
							EFFICIENCY COOLING DEVICES FOR
							BELT FUSER

N81836	Eastman Kodak Company	US	7468820	11/062,417	2/22/2005	12/23/2008	PROFILE CREATION FOR TEXTURE
							SIMULATION WITH CLEAR TONER

N81837	Eastman Kodak Company	EP		05857185.2	12/22/2005		IMPROVED METHOD AND
							APPARATUS FOR PRINTING USING A
							TANDEM ELECTROSTATOGRAPHIC
							PRINTER

N81837	Eastman Kodak Company	EP		08159611.6	7/3/2008		PRINTING USING A TANDEM
							ELECTROSTATOGRAPHIC PRINTER

N81837	Eastman Kodak Company	JP	4842969	2007-548483	12/22/2005	10/14/2011	IMPROVED METHOD AND
							APPARATUS FOR PRINTING USING A
							TANDEM ELECTROSTATOGRAPHIC
							PRINTER

N81837	Eastman Kodak Company	US	7502582	11/021,119	12/22/2004	3/10/2009	IMPROVED METHOD AND
							APPARATUS FOR PRINTING USING A
							TANDEM ELECTROSTATOGRAPHIC
							PRINTER

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81837	Eastman Kodak Company	US	7720425	12/354,802	1/16/2009	5/18/2010	IMPROVED METHOD AND
							APPARATUS FOR PRINTING USING A
							TANDEM ELECTROSTATOGRAPHIC
							PRINTER

N81837	Eastman Kodak Company	US	8005415	12/711,293	2/24/2010	8/23/2011	METHOD AND APPARATUS FOR
							PRINTING USING A TANDEM
							ELECTROSTATOGRAPHIC PRINTER

N81838	Eastman Kodak Company	US	7016621	10/933,986	9/3/2004	3/21/2006	BACK-TRANSFER REDUCTION IN A
							TANDEM ELECTROSTATOGRAPHIC
							PRINTER

N81839	Eastman Kodak Company	EP		06720413.1	2/7/2006		ELECTROSTATOGRAPHIC PRINTING
							WITH ENHANCED COLOR GAMUT

N81839	Eastman Kodak Company	US	7236734	11/062,972	2/22/2005	6/26/2007	METHOD AND APPARATUS FOR
							ELECTROSTATOGRAPHIC PRINTING
							WITH ENHANCED COLOR GAMUT

N81841	Eastman Kodak Company	DE	10338598.3	10338598.3	8/22/2003	5/4/2005	DEVICE FOR PLACING SHEETS FOR
							A PRINTER [DIE ANGEHEFTETEN
							STUECKE SIND EINE RICHTIGE UND
							GENAUE WIEDERGABE DER
							URSPRUENGLICHEN UNTERLAGEN
							DIESER PATENTANMELDUNG]

N81841	Eastman Kodak Company	US	7635130	10/569,170	8/20/2004	12/22/2009	DEVICE FOR PLACING SHEETS FOR
							A PRINTER

N81843	Eastman Kodak Company	DE	602004010405.1	04781728.3	8/20/2004	11/28/2007	DEVICE FOR PLACING SHEETS FOR A PRINTER [VORRICHTUNG ZUR
							ABLAGE VON BOEGEN FUER EINE
							DRUCKMASCHINE]

N81843	Eastman Kodak Company	DE	10338596.7	10338596.7	8/22/2003	4/29/2010	DEVICE FOR PLACING SHEETS FOR
							A PRINTER [VORRICHTUNG ZUR
							ABLAGE VON BOEGEN FUER EINE
							DRUCKMASCHINE]

N81843	Eastman Kodak Company	JP	4015649	2004-231587	8/6/2004	9/21/2007	DEVICE FOR PLACING SHEETS FOR
							A PRINTER [VORRICHTUNG ZUR
							ABLAGE VON BOEGEN FUER EINE
							DRUCKMASCHINE]

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N81843	Eastman Kodak Company	NL	1656316	04781728.3	8/20/2004	11/28/2007	DEVICE FOR PLACING SHEETS FOR
							A PRINTER [VORRICHTUNG ZUR
							ABLAGE VON BOEGEN FUER EINE
							DRUCKMASCHINE]

N81843	Eastman Kodak Company	US	7731185	10/569,056	8/20/2004	6/8/2010	DEVICE FOR PLACING SHEETS FOR
							A PRINTER

N81852	Eastman Kodak Company	US	7508545	10/951,013	9/27/2004	3/24/2009	COLOR CONTOUR DETECTION AND
							CORRECTION

N81862	Eastman Kodak Company	US	7252873	11/043,774	1/26/2005	8/7/2007	ELECTROSTATOGRAPHIC
							APPARATUS HAVING TRANSPORT
							MEMBER WITH HIGH FRICTION
							LAYER

N81865	Eastman Kodak Company	US	7113735	10/974,414	10/27/2004	9/26/2006	PRECISION RELEASE AGENT
							MANAGEMENT SYSTEM

N89296	Eastman Kodak Company	DE		102004007367.8	2/16/2004		TRANSLUCENT SHEET
							REGISTRATION

N89296	Eastman Kodak Company	US	8160361	10/589,656	2/14/2005	4/17/2012	METHOD FOR THE DETECTION OF
							MARKS AND PRINTING MACHINE

N89297	Eastman Kodak Company	DE	102004008776	102004008776.8	2/23/2004	6/15/2012	STACKING WHEEL WITH FLAPS

N89297	Eastman Kodak Company	JP	4675337	2006-553564	2/22/2005	2/4/2011	DEVICE FOR DEPOSITING SHEETS IN
							A STACK

N89297	Eastman Kodak Company	US	7658377	10/590,280	2/22/2005	2/9/2010	DEVICE FOR DEPOSITING SHEETS IN
							A STACK

N89297	Eastman Kodak Company	US	7997575	12/618,995	11/16/2009	8/16/2011	DEVICE FOR DEPOSITING SHEETS IN
							A STACK

N89300	Eastman Kodak Company	US	7628402	10/599,149	3/18/2005	12/8/2009	SHEET DELIVERY DEVICE FOR A
							PRINTING MACHINE

N89301	Eastman Kodak Company	DE		102004013771.4	3/20/2004		DISCHARGING

N89301	Eastman Kodak Company	US	7486920	10/593,402	3/15/2005	2/3/2009	METHOD AND DEVICE FOR
							ELECTRICALLY DISCHARGING A
							PRINTING MATERIAL

N89303	Eastman Kodak Company	DE	10200402341	102004023041	5/6/2004	2/16/2012	METHOD FOR ALIGNING COLOR SEPARATIONS OF A PRINTING IMAGE ON A PRINTING MATERIAL

N89303	Eastman Kodak Company	US	8245638	11/568,736	4/26/2005	8/21/2012	METHOD FOR ALIGNING COLOR SEPARATIONS OF A PRINTING IMAGE ON A PRINTING MATERIAL

Amended Schedule IV to US Security Agreement – EKC Owned Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
N89305	Eastman Kodak Company	CN	200580025652. X	200580025652.X	7/11/2005	5/20/2009	MICROWAVE HEATING DEVICE WITH IRRADIATION ARRANGEMENT

N89305	Eastman Kodak Company	US		11/658,436	7/11/2005		MICROWAVE HEATING DEVICE WITH IRRADIATION ARRANGEMENT

N89306	Eastman Kodak Company	DE	102004036827.9	102004036827.9	7/29/2004	11/26/2009	UV IMPEDED TONER

N89306	Eastman Kodak Company	US	7912414	11/572,723	7/12/2005	3/22/2011	UV IMPEDED TONER

N89307	Eastman Kodak Company	JP	5028266	2007-537184	10/18/2005	6/29/2012	METHOD AND DEVICE FOR CONTROLLING THE CIRCUMFERENTIAL REGISTER

N89307	Eastman Kodak Company	US	8301048	11/577,675	10/18/2005	10/30/2012	METHOD AND APPARATUS FOR CONTROLLING THE REGISTRATION OF SHEETS

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
68818	Kodak & Hallmark Cards, Inc.	DE	69431029.8	94114710.0	9/19/1994	7/24/2002	EP-CH EP-GB TITLE: SYSTEM FOR CUSTOM IMPRINTINGA VARIETY OF ARTICLES WITH IMAGES OBTAINED FROM A VARIETY OF DIFFERENT SOURCES

68818	Kodak & Hallmark Cards, Inc.	FR	0649244	94114710.0	9/19/1994	7/24/2002	EP-CH EP-GB TITLE: SYSTEM FOR CUSTOM IMPRINTINGA VARIETY OF ARTICLES WITH IMAGES OBTAINED FROM A VARIETY OF DIFFERENT SOURCES

68818	Kodak & Hallmark Cards, Inc.	GB	0649244	94114710.0	9/19/1994	7/24/2002	EP-CH EP-GB TITLE: SYSTEM FOR CUSTOM IMPRINTINGA VARIETY OF ARTICLES WITH IMAGES OBTAINED FROM A VARIETY OF DIFFERENT SOURCES

68818	Kodak & Hallmark Cards, Inc.	JP	3974665	1994-229557	9/26/1994	6/22/2007	METHOD OF COMBINING IMAGES, METHOD OF GENERATING IMAGES AND ITS DEVICE

68818	Kodak & Hallmark Cards, Inc.	US	5530793	08/126,617	9/24/1993	6/25/1996	SYSTEM FOR CUSTOM IMPRINTING A VARIETY OF ARTICLESWITH IMAGES OBTAINED FROM A VARIETY OF DIFFERENT SOURCES

68818	Kodak & Hallmark Cards, Inc.	US	5459819	08/231,073	4/22/1994	10/17/1995	SYSTEM FOR CUSTOM IMPRINTING A VARIETY OF ARTICLESWITH IMAGES OBTAINED FROM A VARIETY OF DIFFERENT SOURCES (ALSO RECORDED REEL 6978 FR. 229-231 EKC)

68818	Kodak & Hallmark Cards, Inc.	US	5778164	08/646,794	5/21/1996	7/7/1998	SYSTEM FOR CUSTOM IMPRINTING A VARIETY OF ARTICLESWITH IMAGES OBTAINED FROM A VARIETY OF DIFFERENT SOURCES

69498	Kodak & University of Arizona	US	5420947	08/261,616	6/17/1994	5/30/1995	A METHOD FOR ACHROMATICALLY COUPLING A BEAM OF LIGHT INTO A WAVEGUIDE

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
74014	Kodak & Mobil Chemical Company	GB	0812700	97201583.8	5/29/1997	8/16/2000	DYE- RECEIVING ELEMENT USED IN THERMAL DYE TRANSFER HAVING A SUBBING LAYER FOR AN ANTI-STATIC LAYER

74014	Kodak & Mobil Chemical Company	US	5747415	08/663,960	6/14/1996	5/5/1998	SUBBING LAYER FOR ANTISTATIC LAYER ON DYE- RECEIVING ELEMENT USED IN THERMAL DYE TRANSFER

79704	EKC & Curators of Univ. of Missouri	US	7023447	09/847,636	5/2/2001	4/4/2006	BLOCK SAMPLING-BASED METHOD FOR TEXTURE SYNTHESIS

80236	Kodak, Clarkson Univ., & Ferro Corp	DE	60023635.8	00204319.8	12/4/2000	11/2/2005	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	FR	1106663	00204319.8	12/4/2000	11/2/2005	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	GB	1106663	00204319.8	12/4/2000	11/2/2005	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	KR	10-0759623	2000-0074748	12/8/2000	9/11/2007	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	NL	1106663	00204319.8	12/4/2000	11/2/2005	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	TW	NI-174475	89126232	1/4/2001	4/1/2003	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	US	6468910	09/456,612	12/8/1999	10/22/2002	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	US	6491843	09/526,286	3/15/2000	12/10/2002	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	US	6627107	10/192,471	7/10/2002	9/30/2003	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
80236	Kodak, Clarkson Univ., & Ferro Corp	US	6544892	10/192,815	7/10/2002	4/8/2003	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80236	Kodak, Clarkson Univ., & Ferro Corp	US	7091164	10/617,510	7/11/2003	8/15/2006	SLURRY FOR CHEMICAL MECHANICAL POLISHING SILICON DIOXIDE

80605	EKC and Rochester Institute of Tech	US	6511064	09/552,064	4/19/2000	1/28/2003	A METHOD AND APPARATUS FOR MULTIPLE DOCUMENT DETECTION USING ULTRASONIC PHASE SHIFT AND AMPLITUDE

80638	EKC and Rochester Institute of Tech	US	6868135	09/573,914	5/18/2000	3/15/2005	A METHOD AND APPARATUS FOR CORRECTING A PHASE SHIFT BETWEEN A TRANSMITTER AND A RECEIVER

86881	Kodak and Hewlett Packard	US	6536892	10/020,397	12/12/2001	3/25/2003	PRINTED MEDIUM WITH INTEGRAL IMAGE LOCATOR AND METHOD

86881	Kodak and Hewlett Packard	US	6688717	10/246,190	9/18/2002	2/10/2004	PRINTED MEDIUM WITH INTEGRAL IMAGE LOCATOR AND METHOD

86969	Kodak and Hewlett Packard	US	6517200	10/034,183	12/28/2001	2/11/2003	TRANSPORT BUFFER HAVING FORCE LIMITING DRIVE MEANS AND METHOD

86970	Kodak and Hewlett Packard	US	6501531	10/001,642	10/31/2001	12/31/2002	METHOD OF UTILIZING WASTED NESTED SPACE

86971	Kodak and Hewlett Packard	US	6460687	10/061,142	2/1/2002	10/8/2002	BUFFER WITH SERVICE LOOP AND METHOD

86971	Kodak and Hewlett Packard	US	6554216	10/163,562	6/7/2002	4/29/2003	BUFFER WITH SERVICE LOOP AND METHOD

87024	Kodak and Hewlett Packard	US	6505906	10/032,919	12/28/2001	1/14/2003	METHOD OF EXERCISING NOZZLES OF AN INKJET PRINTER AND ARTICLE

87476	Kodak and Hewlett Packard	US	6997455	10/774,962	2/9/2004	2/14/2006	SHEET DESKEWING METHOD AND APPARATUS

88729	Eastman Kodak Company and IMEC	EP		01870213.4	10/8/2001		A METHOD FOR PRODUCING MICROMACHINED DEVICES AND DEVICES OBTAINED THEREOF

88729	Eastman Kodak Company and IMEC	JP	4128764	2001-311468	10/9/2001	5/23/2008	MANUFACTURING METHOD OF MICROMACHINED DEVICE

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
88729	Eastman Kodak Company and IMEC	US	6740542	09/973,277	10/9/2001	5/25/2004	METHOD FOR PRODUCING MICROMACHINED DEVICES AND DEVICES OBTAINED THEREOF

89830	Eastman Kodak Company & Dainippon Ink And Chemicals, Inc.	DE	60122053.6	01111963.3	5/21/2001	9/8/2006	PHOTOSENSITIVE COMPOSITION, ORIGINAL PLATE USING THE SAME FOR LITHOGRAPHIC PRINTING, AND METHOD FOR PRODUCING IMAGES ON ORIGINAL PLATE

89830	Eastman Kodak Company & Dainippon Ink And Chemicals, Inc.	EP	1157829	01111963.3	5/21/2001	8/9/2006	PHOTOSENSITIVE COMPOSITION, ORIGINAL PLATE USING THE SAME FOR LITHOGRAPHIC PRINTING, AND METHOD FOR PRODUCING IMAGES ON ORIGINAL PLATE

89830	Eastman Kodak Company & Dainippon Ink And Chemicals, Inc.	FR	1157829	01111963.3	5/21/2001	8/9/2006	PHOTOSENSITIVE COMPOSITION, ORIGINAL PLATE USING THE SAME FOR LITHOGRAPHIC PRINTING, AND METHOD FOR PRODUCING IMAGES ON ORIGINAL PLATE

89830	Eastman Kodak Company & Dainippon Ink And Chemicals, Inc.	GB	1157829	01111963.3	5/21/2001	8/9/2006	PHOTOSENSITIVE COMPOSITION, ORIGINAL PLATE USING THE SAME FOR LITHOGRAPHIC PRINTING, AND METHOD FOR PRODUCING IMAGES ON ORIGINAL PLATE

89830	Eastman Kodak Company & Dainippon Ink And Chemicals, Inc.	NL	1157829	01111963.3	5/21/2001	8/9/2006	PHOTOSENSITIVE COMPOSITION, ORIGINAL PLATE USING THE SAME FOR LITHOGRAPHIC PRINTING, AND METHOD FOR PRODUCING IMAGES ON ORIGINAL PLATE

89830	Eastman Kodak Company & Dainippon Ink And Chemicals, Inc.	US	6627380	09/860,459	5/21/2001	9/30/2003	PHOTOSENSITIVE COMPOSITION, ORIGINAL PLATE FOR PLANOGRAPHIC PRINTING PLATE USING THE SAME AND IMAGE FORMING METHOD

92381	Kodak, KPG Japan Ltd. & Kobe Steel, Ltd.	JP	5004267	2006-096122	3/30/2006	6/1/2012	ALLUMINUM ALLOY SHEET FOR LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MANUFACTURING THE SAME AND PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
92390	Eastman Kodak Company and Columbia University	US	7720851	11/615,120	12/22/2006	5/18/2010	ACTIVE CONTEXT-BASED CONCEPT FUSION

92504	Kodak & University of Rochester	US	8074598	11/565,027	11/30/2006	12/13/2011	FLUID MANAGEMENT SYSTEM AND METHOD FOR FLUID DISPENSING AND COATING

92504	Kodak & University of Rochester	US		13/219,758	8/29/2011		FLUID MANAGEMENT SYSTEM AND METHOD FOR FLUID DISPENSING AND COATING

92924	Eastman Kodak Company & Nittoh Kogaku KK	JP		2006-353142	12/27/2006		IMAGE PROCESSING APPARATUS AND IMAGE RESTORATION METHOD AND PROGRAM

92924	Eastman Kodak Company & Nittoh Kogaku KK	US	8036481	11/616,985	12/28/2006	10/11/2011	IMAGE PROCESSING APPARATUS AND IMAGE RESTORATION METHOD AND PROGRAM

92998	Eastman Kodak Company & Nittoh Kogaku KK	JP	4965179	2006-204342	7/27/2006	4/6/2012	IMAGE PROCESSING APPARATUS

92998	Eastman Kodak Company & Nittoh Kogaku KK	US	7903897	11/565,769	12/1/2006	3/8/2011	IMAGE PROCESSING APPARATUS

94161	Eastman Kodak Company & KOA Corporation	JP	3333264	1993-092983	4/20/1993	7/26/2002	HEATER ELEMENT AND PRODUCTION THEREOF

95925	Eastman Kodak Company and Columbia University	US	8135221	12/574,716	10/7/2009	3/13/2012	VIDEO CONCEPT CLASSIFICATION USING AUDIO-VISUAL ATOMS

95952	Pakon, Inc. and Agfa Graphics NV	DE	69803819	98203121	9/16/1998	2/13/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95952	Pakon, Inc. and Agfa Graphics NV	EP		97203129	10/8/1997		A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95952	Pakon, Inc. and Agfa Graphics NV	FR	0908306	98203121	9/16/1998	2/13/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95952	Pakon, Inc. and Agfa Graphics NV	GB	0908306	98203121	9/16/1998	2/13/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95952	Pakon, Inc. and Agfa Graphics NV	JP		1998-299067	10/7/1998		A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95952	Pakon, Inc. and Agfa Graphics NV	US	6060218	163,372	9/30/1998	5/9/2000	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95953	Pakon, Inc. and Agfa Graphics NV	AT	823327	97113521	8/5/1997	10/11/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	BE	823327	97113521	8/5/1997	10/11/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	DE	69731513	97113521	8/5/1997	10/11/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	EP		04016020	8/5/1997		METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	EP		05024849	8/5/1997		METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	EP		06022316	8/5/1997		METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	ES	823327	97113521	8/5/1997	10/11/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	FR	0823327	97113521	8/5/1997	11/10/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	GB	823327	97113521	8/5/1997	11/10/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	IT	823327	97113521	8/5/1997	10/11/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95953	Pakon, Inc. and Agfa Graphics NV	NL	823327	97113521	8/5/1997	10/11/2004	METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	US	6326122	08/906,258	8/5/1997	12/4/2001	POSITIVE PHOTOSENSITIVE COMPOSITION, POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PLATE AND METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	US	6410207	09/480,161	1/10/2000	6/25/2002	POSITIVE PHOTOSENSITIVE COMPOSITION, POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95953	Pakon, Inc. and Agfa Graphics NV	US	6808861	09/934,838	8/23/2001	10/26/2004	POSITIVE PHOTOSENSITIVE COMPOSITION, POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE

95954	Pakon, Inc. and Agfa Graphics NV	DE	69900322	99200510	2/23/1999	10/4/2001	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95954	Pakon, Inc. and Agfa Graphics NV	EP		98201213	4/15/1998		A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95954	Pakon, Inc. and Agfa Graphics NV	FR	950517	99200510	2/23/1999	10/4/2001	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95954	Pakon, Inc. and Agfa Graphics NV	GB	950517	99200510	2/23/1999	10/4/2001	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95954	Pakon, Inc. and Agfa Graphics NV	US	6569594	09/267,634	3/15/1999	5/27/2003	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95955	Pakon, Inc. and Agfa Graphics NV	DE	950518	99200511	2/23/1999	1/23/2002	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95955	Pakon, Inc. and Agfa Graphics NV	FR	950518	99200511	2/23/1999	1/23/2002	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95955	Pakon, Inc. and Agfa Graphics NV	GB	950518	99200511	2/23/1999	1/23/2002	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95955	Pakon, Inc. and Agfa Graphics NV	JP	4208339	1999-105136	4/13/1999	10/31/2008	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95955	Pakon, Inc. and Agfa Graphics NV	US	6192799	09/267,681	3/15/1999	2/27/2001	A HEAT MODE SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95956	Pakon, Inc. and Agfa Graphics NV	DE	69906818	99972155	11/12/1999	4/9/2003	POSITIVE-WORKING PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR PRODUCING SAME

95956	Pakon, Inc. and Agfa Graphics NV	ES	1159133	99972155	11/12/1999	4/9/2003	POSITIVE-WORKING PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR PRODUCING SAME

95956	Pakon, Inc. and Agfa Graphics NV	FR	1159133	99972155	11/12/1999	4/9/2003	POSITIVE-WORKING PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR PRODUCING SAME

95956	Pakon, Inc. and Agfa Graphics NV	GB	1159133	99972155	11/12/1999	4/9/2003	POSITIVE-WORKING PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR PRODUCING SAME

95956	Pakon, Inc. and Agfa Graphics NV	US	6596457	09/441,094	11/16/1999	7/22/2003	POSITIVE-WORKING PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR PRODUCING SAME

95957	Pakon, Inc. and Agfa Graphics NV	US	5609980	883,019	5/14/1992	3/11/1997	RADIATION-SENSITIVE MATERIALS

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95960	Pakon, Inc. and Agfa Graphics NV	DE	69517174	69517174	10/24/1995	5/24/2000	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING ON PRESS DEVELOPMENT

95960	Pakon, Inc. and Agfa Graphics NV	FR	770494	95202874	10/24/1995	5/24/2000	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING ON PRESS DEVELOPMENT

95960	Pakon, Inc. and Agfa Graphics NV	GB	770494	95202874	10/24/1995	5/24/2000	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING ON PRESS DEVELOPMENT

95960	Pakon, Inc. and Agfa Graphics NV	NL	770494	95202874	10/24/1995	5/24/2000	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING ON PRESS DEVELOPMENT

95960	Pakon, Inc. and Agfa Graphics NV	US	6030750	08/715,496	9/18/1996	2/29/2000	METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING ON PRESS DEVELOPMENT

95960	Pakon, Inc. and Agfa Graphics NV	US	6096481	09/440,165	11/15/1999	8/1/2000	METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING ON PRESS DEVELOPMENT

95961	Pakon, Inc. and Agfa Graphics NV	DE	69620336	69620336	10/10/1996	4/3/2002	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

95961	Pakon, Inc. and Agfa Graphics NV	DE	69623140	69623140	10/10/1996	8/21/2002	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

95961	Pakon, Inc. and Agfa Graphics NV	FR	1092555	00203621	10/10/1996	8/21/2002	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95961	Pakon, Inc. and Agfa Graphics NV	FR	770497	96202817	10/10/1996	4/3/2002	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

95961	Pakon, Inc. and Agfa Graphics NV	GB	1092555	00203621	10/10/1996	8/21/2002	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

95961	Pakon, Inc. and Agfa Graphics NV	GB	770497	96202817	10/10/1996	4/3/2002	A METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

95961	Pakon, Inc. and Agfa Graphics NV	US	6001536	08/734,541	10/21/1996	12/14/1999	METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE INVOLVING DEVELOPMENT BY PLAIN WATER

95962	Pakon, Inc. and Agfa Graphics NV	DE	69606835	69606835	11/27/1996	3/1/2000	LITHOGRAPHIC PRINTING PLATES HAVING A SMOOTH, SHINY SURFACE

95962	Pakon, Inc. and Agfa Graphics NV	FR	778158	96203342	11/27/1996	3/1/2000	LITHOGRAPHIC PRINTING PLATES HAVING A SMOOTH, SHINY SURFACE

95962	Pakon, Inc. and Agfa Graphics NV	GB	778158	96203342	11/27/1996	3/1/2000	LITHOGRAPHIC PRINTING PLATES HAVING A SMOOTH, SHINY SURFACE

95962	Pakon, Inc. and Agfa Graphics NV	JP	3801708	1996-324104	12/4/1996	7/26/2006	LITHOGRAPHIC PRINTING PLATES HAVING SMOOTH AND LUSTROUS SURFACE

95962	Pakon, Inc. and Agfa Graphics NV	US	5728503	08/566,759	12/4/1995	3/17/1998	LITHOGRAPHIC PRINTING PLATES HAVING SPECIFIC GRAINED AND ANODIZED ALUMINUM SUBSTRATE

95962	Pakon, Inc. and Agfa Graphics NV	US	5834129	08/965,134	11/6/1997	11/10/1998	GRAINED AND ANODIZED ALUMINUM SUBSTRATE FOR LITHOGRAPHIC PRINTING PLATES

95963	Pakon, Inc. and Agfa Graphics NV	DE	69711148	69711148	10/2/1997	3/20/2002	METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE WITH IMPROVED INK-UPTAKE

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95963	Pakon, Inc. and Agfa Graphics NV	FR	839647	97203032	10/2/1997	3/20/2002	METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE WITH IMPROVED INK-UPTAKE

95963	Pakon, Inc. and Agfa Graphics NV	GB	839647	97203032	10/2/1997	3/20/2002	METHOD FOR MAKING A LITHOGRAPHIC PRINTING PLATE WITH IMPROVED INK-UPTAKE

95963	Pakon, Inc. and Agfa Graphics NV	US	6071369	08/949,189	10/14/1997	6/6/2000	METHOD FOR MAKING AN LITHOGRAPHIC PRINTING PLATE WITH IMPROVED INK-UPTAKE

95964	Pakon, Inc. and Agfa Graphics NV	DE	69612206	69612206	12/19/1996	3/21/2001	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING LITHOGRAPHIC PRINTING PLATES COMPRISING POLYMER PARTICLES WITH A SPECIFIC PARTICLE SIZE

95964	Pakon, Inc. and Agfa Graphics NV	FR	849091	96203633	12/19/1996	3/21/2001	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING LITHOGRAPHIC PRINTING PLATES COMPRISING POLYMER PARTICLES WITH A SPECIFIC PARTICLE SIZE

95964	Pakon, Inc. and Agfa Graphics NV	GB	849091	96203633	12/19/1996	3/21/2001	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING LITHOGRAPHIC PRINTING PLATES COMPRISING POLYMER PARTICLES WITH A SPECIFIC PARTICLE SIZE

95964	Pakon, Inc. and Agfa Graphics NV	JP	4036518	1997-364369	12/19/1997	1/23/2008	THERMOSENSITIVE IMAGE FORMING ELEMENT FOR PRODUCING LITHOGRAPHIC PRINTING PLATE CONTAINING POLYMER PARTICLES HAVING SPECIFIED GRAIN SIZE

95964	Pakon, Inc. and Agfa Graphics NV	US	6427595	08/989,469	12/12/1997	8/6/2002	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING LITHOGRAPHIC PRINTING PLATES COMPRISING POLYMER PARTICLES WITH A SPECIFIC PARTICLE SIZE

95965	Pakon, Inc. and Agfa Graphics NV	BE	864420	98200496	2/17/1998	11/16/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95965	Pakon, Inc. and Agfa Graphics NV	DE	69800847	69800847	2/17/1998	11/16/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95965	Pakon, Inc. and Agfa Graphics NV	DE	69833046	69833046	2/17/1998	12/28/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95965	Pakon, Inc. and Agfa Graphics NV	FR	1110720	00204064	2/17/1998	12/28/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95965	Pakon, Inc. and Agfa Graphics NV	FR	864420	98200496	2/17/1998	11/16/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95965	Pakon, Inc. and Agfa Graphics NV	GB	1110720	00204064	2/17/1998	12/28/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95965	Pakon, Inc. and Agfa Graphics NV	GB	864420	98200496	2/17/1998	11/16/2005	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95965	Pakon, Inc. and Agfa Graphics NV	JP	3583610	1998-071233	3/6/1998	11/4/2004	THERMAL IMAGE FORMING ELEMENT FOR MANUFACTURING POSITIVE OPERABLE PRINTING PLATE

95965	Pakon, Inc. and Agfa Graphics NV	US	6040113	09/025,341	2/18/1998	3/21/2000	HEAT-SENSITIVE IMAGING ELEMENT FOR MAKING POSITIVE WORKING PRINTING PLATES

95966	Pakon, Inc. and Agfa Graphics NV	DE	69802645	98203120	9/16/1998	7/19/2006	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95966	Pakon, Inc. and Agfa Graphics NV	GB	908305	98203120	9/16/1998	7/19/2006	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95966	Pakon, Inc. and Agfa Graphics NV	JP	4109359	1998-282730	10/5/1998	7/2/2008	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95966	Pakon, Inc. and Agfa Graphics NV	US	6004728	09/163,367	9/30/1998	12/21/1999	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

95967	Pakon, Inc. and Agfa Graphics NV	DE	69820002	69820002	9/16/1998	11/16/2003	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

95967	Pakon, Inc. and Agfa Graphics NV	FR	908307	98203122	9/16/1998	11/26/2003	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

95967	Pakon, Inc. and Agfa Graphics NV	GB	908307	98203122	9/16/1998	11/26/2003	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

95967	Pakon, Inc. and Agfa Graphics NV	JP	4215873	92899063	10/7/1998	1/28/2009	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

95967	Pakon, Inc. and Agfa Graphics NV	US	6235451	09/161,286	9/28/1998	5/22/2001	METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGE ELEMENT

95968	Pakon, Inc. and Agfa Graphics NV	DE	69925053	69925053	2/2/1999	5/4/2005	POSITIVE PHOTOSENSITIVE COMPOSITION, POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR FORMING A POSITIVE IMAGE

95968	Pakon, Inc. and Agfa Graphics NV	US	6200727	09/244,206	2/4/1999	3/13/2001	POSITIVE PHOTOSENSITIVE COMPOSITION, POSITIVE PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR FORMING A POSITIVE IMAGE

95969	Pakon, Inc. and Agfa Graphics NV	BE	943451	99200336	2/5/1999	6/5/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
95969	Pakon, Inc. and Agfa Graphics NV	DE	69901642	69901642	2/5/1999	6/5/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95969	Pakon, Inc. and Agfa Graphics NV	FR	943451	99200336	2/5/1999	6/5/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95969	Pakon, Inc. and Agfa Graphics NV	GB	943451	99200336	2/5/1999	6/5/2002	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95969	Pakon, Inc. and Agfa Graphics NV	US	6153353	09/265,599	3/10/1999	11/28/2000	A METHOD FOR MAKING POSITIVE WORKING PRINTING PLATES FROM A HEAT MODE SENSITIVE IMAGING ELEMENT

95970	Pakon, Inc. and Agfa Graphics NV	US	6645697	10/079,408	2/22/2002	11/11/2003	PHOTOPOLYMERIZABLE COMPOSITION AND PHOTOPOLYMERIZABLE PLANOGRAPHIC PRINTING PLATE

95971	Pakon, Inc. and Agfa Graphics NV	EP		06121351	4/18/2001		PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING A PRINTING PLATE

95971	Pakon, Inc. and Agfa Graphics NV	US	6689537	09/837,655	4/19/2001	2/10/2004	PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING A PRINTING PLATE

95971	Pakon, Inc. and Agfa Graphics NV	US	7041431	10/737,804	12/18/2003	5/9/2006	PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING A PRINTING PLATE

95971	Pakon, Inc. and Agfa Graphics NV	US	7316887	11/299,792	12/13/2005	1/8/2008	PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING A PRINTING PLATE

95971	Pakon, Inc. and Agfa Graphics NV	US		11/672,206	2/7/2007		PHOTOSENSITIVE LITHOGRAPHIC PRINTING PLATE AND METHOD FOR MAKING A PRINTING PLATE

96157	Kodak & University of Rochester	US		12/766,944	4/26/2010		PROCESS FOR PREPARING POLYMER PARTICLES CONTAINING METALLIC FLAKES

Amended Schedule IV to US Security Agreement - Co-owned entities - Patents as of March 22, 2013

Docket	Grantor	Country	Patent Number	Appln No	Appln Date	Grant Date	Title
96179	EKC & The Regents of the University of California	US		12/615,826	11/10/2009		PIEZOELECTRIC ACTUATORS

N73466	Eastman Kodak Company & Eliokem SAS	US	5783346	08/779,190	1/6/1997	7/21/1998	TONER COMPOSITIONS INCLUDING POLYMER BINDERS WITH ADHESION PROMOTING AND CHARGE CONTROL MONOMERS

Trademarks TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 1

Registered Owner: Eastman Kodak Company	343 State Street
Rochester, NY 14650

ID	Country	Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
150382	Australia	ACCUMAX	1	A563019	9/4/1991	A563019	5/3/1993	Registered
138974	Brazil	ACCUMAX	1.70, 1.90	816411654	10/4/1991	816411654	4/27/1993	Registered
158949	Brazil	ACCUMAX	9.45	816411646	10/4/1991	816411646	4/6/1993	Registered
157602	Brazil	ACCUMAX	9.10, 9.80	816520453	11/13/1991	816520453	8/10/1993	Registered
157607	Brazil	ACCUMAX	9.25, 9.45, 9.80	816520461	11/13/1991	816520461	8/10/1993	Registered
150390	Canada	ACCUMAX		687972	8/19/1991	416311	9/3/1993	Registered
158957	China (People’s Republic Of)	ACCUMAX	1	83044343	7/2/1994			Pending
150395	Denmark	ACCUMAX	1	5409/91	8/1/1991	5783/92	7/3/1992	Registered
158278	Denmark	ACCUMAX	9	1991/09031	12/19/1991	1993/06478	9/17/1993	Registered
150399	Finland	ACCUMAX	1	4572/91	9/26/1991	126881	7/5/1993	Registered
158038	Finland	ACCUMAX	9	5504/91	11/15/1991	124479	1/20/1993	Registered
150410	Greece	ACCUMAX	1	105371	8/5/1991	105371	7/17/1994	Registered
158907	Hong Kong	ACCUMAX	1	6545/91	9/6/1991	1347/95	9/6/1991	Registered
157926	India	ACCUMAX	1	558203	9/9/1991	558203	9/9/1991	Registered
158929	Indonesia	ACCUMAX	1	R00 2011	8/5/2011	IDM000335431	10/15/2011	Registered
				008886
150519	Japan	ACCUMAX	25	86663/1991	8/17/1991	2590887	10/29/1993	Registered
150515	Japan	ACCUMAX	11	86662/91	8/17/1991	2642368-1	3/31/1994	Registered
150510	Japan	ACCUMAX	1, 9	86661/91	8/17/1991	2674638	6/29/1994	Registered
150506	Japan	ACCUMAX	1	86660/91	8/17/1991	2688493	7/29/1994	Registered
158922	Mexico	ACCUMAX	1	122003	9/6/1991	408919	3/25/1992	Registered
150525	Norway	ACCUMAX	1	91.4845	9/26/1991	154605	1/14/1993	Registered
158049	Norway	ACCUMAX	9	91.5881	11/21/1991	157624	7/8/1993	Registered
150532	Singapore	ACCUMAX	1	S/8233/91	9/3/1991	T91/08233F	9/3/1991	Registered
150528	Sweden	ACCUMAX	1	91-6484	7/30/1991	236458	6/12/1992	Registered
158053	Sweden	ACCUMAX	9	91-9376	11/1/1991	256384	3/11/1994	Registered
156723	Taiwan	ACCUMAX	48	46767-80	10/15/1991	574542	11/1/1992	Registered
156729	Taiwan	ACCUMAX	73	80046768	10/15/1991	679365	5/1/1995	Registered
158915	Thailand	ACCUMAX	1	463811	9/17/1991	Kor152396	6/22/1992	Registered
176123	Argentina	ACHIEVE	7	3025299	8/24/2010	2460213	9/2/2011	Registered
176122	Brazil	ACHIEVE	7	902892339	8/25/2010			Pending Application
176124	Chile	ACHIEVE	7	918313	8/25/2010	910354	2/16/2011	Registered
176125	Hong Kong	ACHIEVE	7	301696212	8/23/2010	301696212	8/23/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 2

176126	Indonesia	ACHIEVE	7	D00.2010.03157	8/26/2010	IDM000337300	11/15/2011	Registered
				3
176129	Malaysia	ACHIEVE	7	2010/17100	9/9/2010			Pending Application
176121	Mexico	ACHIEVE	7	1114051	8/23/2010	1179256	9/14/2010	Registered
176130	Philippines	ACHIEVE	7	4-2010-009273	8/24/2010	4-2010-009273	12/23/2010	Registered
176127	Taiwan	ACHIEVE	7	099041811		1460287	6/1/2011	Registered
176128	Venezuela	ACHIEVE	7	13945-10	8/24/2010	P311101	9/29/2011	Registered
133063	Australia	ADVANCED PHOTO	1, 9, 16, 40	705223	3/26/1996	705223	3/26/1996	Registered
		SYSTEM & DESIGN
169862	India	ADVANCED PHOTO	9	1175168	2/14/2003	1175168	2/14/2003	Registered
		SYSTEM & DESIGN
166203	Andorra	ADVANCED PHOTO	1, 9, 16, 40	4282	1/22/1997	4708	1/22/1997	Registered
		SYSTEM (STYLIZED)
148658	Argentina	ADVANCED PHOTO	40	2527458	7/13/2004	2012167	2/21/2005	Registered
		SYSTEM (STYLIZED)
148653	Argentina	ADVANCED PHOTO	16	2527459	7/13/2004	2012168	2/21/2005	Registered
		SYSTEM (STYLIZED)
148649	Argentina	ADVANCED PHOTO	9	2527460	7/13/2004	2012169	2/21/2005	Registered
		SYSTEM (STYLIZED)
148645	Argentina	ADVANCED PHOTO	1	2527461	7/13/2004	2012170	2/21/2005	Registered
		SYSTEM (STYLIZED)
149676	Brazil	ADVANCED PHOTO	9.45	817775641	4/6/1994	817775641	4/16/1996	Registered
		SYSTEM (STYLIZED)
148707	Brazil	ADVANCED PHOTO	1.7	817775650	4/6/1994	817775650	7/2/1996	Registered
		SYSTEM (STYLIZED)
148886	Brazil	ADVANCED PHOTO	40.6	817775633	4/6/1994	817775633	9/2/1997	Registered
		SYSTEM (STYLIZED)
149167	Cambodia (Kampuchea)	ADVANCED PHOTO	40	4538	5/20/1994	4536	6/9/1994	Registered
		SYSTEM (STYLIZED)
149163	Cambodia (Kampuchea)	ADVANCED PHOTO	16	4537	5/20/1994	4535	6/9/1994	Registered

		SYSTEM (STYLIZED)

149159	Cambodia (Kampuchea)	ADVANCED PHOTO	9	4536	5/20/1994	4534	6/9/1994	Registered

		SYSTEM (STYLIZED)

149155	Cambodia (Kampuchea)	ADVANCED PHOTO	1	4535	5/20/1994	4533	6/9/1994	Registered

		SYSTEM (STYLIZED)

148591	Canada	ADVANCED PHOTO		747937	2/22/1994	474293	4/8/1997	Registered

		SYSTEM (STYLIZED)

149594	Colombia	ADVANCED PHOTO	16	94/15245	4/15/1994	167706	8/26/1994	Registered

		SYSTEM (STYLIZED)

149590	Colombia	ADVANCED PHOTO	9	94/15244	4/15/1994	169108	10/13/1994	Registered

		SYSTEM (STYLIZED)

149586	Colombia	ADVANCED PHOTO	1	94/15243	4/15/1994	169107	10/13/1994	Registered

		SYSTEM (STYLIZED)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 3

149598	Colombia	ADVANCED PHOTO	40	94/15246	4/15/1994	168150	9/6/1994	Registered
		SYSTEM (STYLIZED)
149582	Cyprus	ADVANCED PHOTO	40	40399	6/2/1994	B40399	6/2/1994	Registered
		SYSTEM (STYLIZED)
149578	Cyprus	ADVANCED PHOTO	16	40398	6/2/1994	B40398	6/2/1994	Registered
		SYSTEM (STYLIZED)
149574	Cyprus	ADVANCED PHOTO	9	40397	6/2/1994	B40397	6/2/1994	Registered
		SYSTEM (STYLIZED)
149570	Cyprus	ADVANCED PHOTO	1	40396	6/2/1994	B40396	6/2/1994	Registered
		SYSTEM (STYLIZED)
150220	Denmark	ADVANCED PHOTO	1, 9, 16, 40	1994/3114	4/27/1994	1994/7203	10/28/1994	Registered
		SYSTEM (STYLIZED)
149862	Dominican Republic	ADVANCED PHOTO	66			73191	7/15/1994	Registered
		SYSTEM (STYLIZED)
149857	Dominican Republic	ADVANCED PHOTO	63			73184	7/15/1994	Registered
		SYSTEM (STYLIZED)
149853	Dominican Republic	ADVANCED PHOTO	11			72661	7/15/1994	Registered
		SYSTEM (STYLIZED)
150224	Finland	ADVANCED PHOTO	1, 9, 16, 40	2153/94	4/28/1994	142846	3/5/1996	Registered
		SYSTEM (STYLIZED)
150228	Greece	ADVANCED PHOTO	1, 9, 16, 40	119027	5/5/1994	119027	5/5/1994	Registered
		SYSTEM (STYLIZED)
149760	Guatemala	ADVANCED PHOTO	1	4402/94	7/18/1994	76979	2/15/1996	Registered
		SYSTEM (STYLIZED)
149771	Guatemala	ADVANCED PHOTO	40	4800/94	7/18/1994	77062	3/18/1996	Registered
		SYSTEM (STYLIZED)
149764	Guatemala	ADVANCED PHOTO	9	4359/94	6/28/1994	76977	2/15/1996	Registered
		SYSTEM (STYLIZED)
149768	Guatemala	ADVANCED PHOTO	16	4350/94	6/28/1994	76973	2/15/1996	Registered
		SYSTEM (STYLIZED)
149747	Honduras	ADVANCED PHOTO	9	3731/94	5/19/1994	61519	5/12/1995	Registered
		SYSTEM (STYLIZED)
149742	Honduras	ADVANCED PHOTO	1	3730/94	5/19/1994	61936	6/9/1995	Registered
		SYSTEM (STYLIZED)
150232	Iceland	ADVANCED PHOTO	1, 9, 16, 40	1139/1997	8/21/1997	226/1998	2/4/1998	Registered
		SYSTEM (STYLIZED)
149622	India	ADVANCED PHOTO	1	625627	4/19/1994	625627	4/19/1994	Registered
		SYSTEM (STYLIZED)
149554	Indonesia	ADVANCED PHOTO	40	H4.HC.01.01-77	5/4/1994	340568	7/25/1995	Registered
		SYSTEM (STYLIZED)		79
149549	Indonesia	ADVANCED PHOTO	16	7781	5/4/1994	IDM000013514	7/10/1995	Registered
		SYSTEM (STYLIZED)
149546	Indonesia	ADVANCED PHOTO	9	7778	5/4/1994	IDM000013513	7/7/1995	Registered
		SYSTEM (STYLIZED)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 4

149542	Indonesia	ADVANCED PHOTO	1	7782	5/4/1994	IDM000013512	6/23/1995	Registered
		SYSTEM (STYLIZED)
149538	Iran	ADVANCED PHOTO	1, 9, 16, 40, 41	7312377	3/15/1995	76411	10/28/1995	Registered
		SYSTEM (STYLIZED)
149534	Israel	ADVANCED PHOTO	40	92147	4/15/1994	92147	6/2/1996	Registered
		SYSTEM (STYLIZED)
149530	Israel	ADVANCED PHOTO	16	92146	4/15/1994	92146	6/2/1996	Registered
		SYSTEM (STYLIZED)
149526	Israel	ADVANCED PHOTO	9	92145	4/15/1994	92145	6/2/1996	Registered
		SYSTEM (STYLIZED)
149521	Israel	ADVANCED PHOTO	1	92144	4/15/1994	92144	6/2/1996	Registered
		SYSTEM (STYLIZED)
148608	Japan	ADVANCED PHOTO	40	22824/94	3/8/1994	3280014	4/11/1997	Registered
		SYSTEM (STYLIZED)
148604	Japan	ADVANCED PHOTO	16	22823/1994	3/8/1994	3226745	11/29/1996	Registered
		SYSTEM (STYLIZED)
148600	Japan	ADVANCED PHOTO	9	22822/1994	3/8/1994	3226744	11/29/1996	Registered
		SYSTEM (STYLIZED)
148595	Japan	ADVANCED PHOTO	1	22821/94	3/8/1994	3307669	5/16/1997	Registered
		SYSTEM (STYLIZED)
149518	Laos	ADVANCED PHOTO	1	3093	6/15/1994	2502	5/2/1995	Registered
		SYSTEM (STYLIZED)
171143	Laos	ADVANCED PHOTO	9	3093	6/15/1994	2503	5/2/1995	Registered
		SYSTEM (STYLIZED)
171144	Laos	ADVANCED PHOTO	16	3093	6/15/1994	2504	5/2/1995	Registered
		SYSTEM (STYLIZED)
171145	Laos	ADVANCED PHOTO	40	3093	6/15/1994	2505	5/2/1995	Registered
		SYSTEM (STYLIZED)
130910	Madagascar	ADVANCED PHOTO	1, 9, 16	95/00823D	7/13/1995	1588	7/13/1995	Registered
		SYSTEM (STYLIZED)
148587	Mexico	ADVANCED PHOTO	1	195496	4/5/1994	465378	6/30/1994	Registered
		SYSTEM (STYLIZED)
154960	Mexico	ADVANCED PHOTO	40	195505	4/5/1994	461397	5/23/1994	Registered
		SYSTEM (STYLIZED)
154955	Mexico	ADVANCED PHOTO	16	195492	4/5/1994	462629	6/6/1994	Registered
		SYSTEM (STYLIZED)
154950	Mexico	ADVANCED PHOTO	9	195497	4/5/1994	462953	6/9/1994	Registered
		SYSTEM (STYLIZED)
149310	Myanmar	ADVANCED PHOTO	1, 9, 16, 40			2058/1994		Registered
		SYSTEM (STYLIZED)
148643	New Zealand	ADVANCED PHOTO	40	234640	3/2/1994	234640	3/2/1994	Registered
		SYSTEM (STYLIZED)
148637	New Zealand	ADVANCED PHOTO	16	234639	3/2/1994	234639	3/2/1994	Registered
		SYSTEM (STYLIZED)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 5

148633	New Zealand	ADVANCED PHOTO	9	234638	3/2/1994	234638	3/2/1994	Registered
		SYSTEM (STYLIZED)
148629	New Zealand	ADVANCED PHOTO	1	234637	3/2/1994	234637	3/2/1994	Registered
		SYSTEM (STYLIZED)
149804	Nicaragua	ADVANCED PHOTO	40	1207/94	5/11/1994	29239CC	9/5/1995	Registered
		SYSTEM (STYLIZED)
149800	Nicaragua	ADVANCED PHOTO	16	1205/94	5/11/1994	R29252CC	9/6/1995	Registered
		SYSTEM (STYLIZED)
149796	Nicaragua	ADVANCED PHOTO	9	1208/94	5/11/1994	R29253CC	9/6/1995	Registered
		SYSTEM (STYLIZED)
149791	Nicaragua	ADVANCED PHOTO	1	1206/94	5/11/1994	R29238CC	9/5/1995	Registered
		SYSTEM (STYLIZED)
150236	Norway	ADVANCED PHOTO	1, 9, 16, 40	19942481	4/27/1994	174401	6/20/1996	Registered
		SYSTEM (STYLIZED)
149505	Pakistan	ADVANCED PHOTO	16	125075	5/9/1994	125075	5/9/1994	Registered
		SYSTEM (STYLIZED)
149502	Pakistan	ADVANCED PHOTO	9	125087	5/9/1994	125087	5/9/1994	Registered
		SYSTEM (STYLIZED)
149480	Paraguay	ADVANCED PHOTO	1	8092	5/6/1994	173402	11/28/1994	Registered
		SYSTEM (STYLIZED)
149494	Paraguay	ADVANCED PHOTO	40	8131	4/2/2004	276092	3/10/2005	Registered
		SYSTEM (STYLIZED)
149489	Paraguay	ADVANCED PHOTO	16	8094	5/6/1994	192953	6/13/1997	Registered
		SYSTEM (STYLIZED)
149485	Paraguay	ADVANCED PHOTO	9	8093	5/6/1994	199255	12/29/1997	Registered
		SYSTEM (STYLIZED)
149475	Peru	ADVANCED PHOTO	16	240548	4/20/1994	15684	3/28/1995	Registered
		SYSTEM (STYLIZED)
149471	Peru	ADVANCED PHOTO	9	240546	4/20/1994	16115	4/11/1995	Registered
		SYSTEM (STYLIZED)
149467	Peru	ADVANCED PHOTO	1	240547	4/20/1994	8912	8/3/1994	Registered
		SYSTEM (STYLIZED)
149477	Peru	ADVANCED PHOTO	40	240549	4/20/1994	2402	8/3/1994	Registered
		SYSTEM (STYLIZED)
149933	South Africa	ADVANCED PHOTO	16	94/4120	4/25/1994	94/4120	4/25/1994	Registered
		SYSTEM (STYLIZED)
149929	South Africa	ADVANCED PHOTO	9	94/4119	4/25/1994	94/4119	4/25/1994	Registered
		SYSTEM (STYLIZED)
149922	South Africa	ADVANCED PHOTO	1	94/4118	4/25/1994	94/4118	4/25/1994	Registered
		SYSTEM (STYLIZED)
149940	South Africa	ADVANCED PHOTO	40	94/4121	4/25/1994	94/4121	4/25/1994	Registered
		SYSTEM (STYLIZED)
148699	South Korea	ADVANCED PHOTO	16	13239-94	3/31/1994	331883	1/19/1996	Registered
		SYSTEM (STYLIZED)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 6

148694	South Korea	ADVANCED PHOTO	1, 9	13240/94	3/31/1994	40-323362	10/5/1995	Registered
		SYSTEM (STYLIZED)
149460	Sri Lanka	ADVANCED PHOTO	16	70247	5/12/1994			Pending Application
		SYSTEM (STYLIZED)
149456	Sri Lanka	ADVANCED PHOTO	9	70246	6/2/1994			Pending Application
		SYSTEM (STYLIZED)
166455	Sri Lanka	ADVANCED PHOTO	1	85669	10/31/1997			Pending Application
		SYSTEM (STYLIZED)
150256	Sweden	ADVANCED PHOTO	1, 9, 16, 40	94-4499	4/26/1994	304955	10/6/1995	Registered
		SYSTEM (STYLIZED)
148665	Taiwan	ADVANCED PHOTO	49	83022395	3/17/1994	685412	7/16/1995	Registered
		SYSTEM (STYLIZED)
148662	Taiwan	ADVANCED PHOTO	1	83022388	3/17/1994	683559	7/16/1995	Registered
		SYSTEM (STYLIZED)
148673	Taiwan	ADVANCED PHOTO	9	83022391	3/17/1994	76337	6/16/1995	Registered
		SYSTEM (STYLIZED)
149139	United States	ADVANCED PHOTO	1	74-505683	3/25/1994	2014121	11/5/1996	Registered
		SYSTEM (STYLIZED)
149410	Uruguay	ADVANCED PHOTO	1, 9, 16, 40	394202	7/17/2008	269497	8/11/1998	Registered
		SYSTEM (STYLIZED)
131203	Algeria	ADVANTIX	1, 9, 16, 40	950916	8/16/1995	050157	8/16/1995	Registered
159366	Argentina	ADVANTIX	9	2665271	4/21/2006	2124564	11/2/2006	Registered
159359	Argentina	ADVANTIX	1	2665272	4/21/2006	2124565	11/2/2006	Registered
159381	Australia	ADVANTIX	1, 9, 16, 40	664123	6/16/1995	664123	6/16/1995	Registered
130712	Austria	ADVANTIX	1, 9, 16, 40	AM3784/95	7/6/1995	160405	10/10/1995	Registered
162813	Benelux	ADVANTIX	1, 9, 16, 40	79628	7/13/1995	582156	7/13/1995	Registered
159417	Canada	ADVANTIX		785424	6/19/1995	506313	1/11/1999	Registered
162790	Croatia	ADVANTIX	1, 9, 16, 40	Z951085A	7/6/1995	Z951085	8/6/1997	Registered
162781	Czech Republic	ADVANTIX	1, 9, 16, 40	O-101913-95	7/12/1995	193915	9/26/1996	Registered
136575	Denmark	ADVANTIX	1, 9, 16	5200/95	7/10/1995	3652/96	6/21/1996	Registered
162616	Egypt	ADVANTIX	9	96522	7/18/1995	96522	5/7/2000	Registered
162612	Egypt	ADVANTIX	1	96521	7/18/1995	96521	7/22/2000	Registered
162625	Egypt	ADVANTIX	40	96520	7/18/1995	96520	7/2/2000	Registered
162620	Egypt	ADVANTIX	16	96523	7/18/1995	96523	7/2/2000	Registered
166338	Finland	ADVANTIX	1, 9	3953/95	7/7/1995	143399	3/20/1996	Registered
161195	France	ADVANTIX	1, 9, 16, 40	95/578443	6/30/1995	95578443	6/30/1995	Registered
130706	Germany	ADVANTIX	1, 9, 16, 40	39527834.1	7/6/1995	39527834	9/5/1996	Registered
167219	Greece	ADVANTIX	1, 9, 16	125253	7/17/1995	125253	7/17/1995	Registered
159443	Hong Kong	ADVANTIX	1	7767/95	6/26/1995	8399/1996	6/26/1995	Registered
159457	Hong Kong	ADVANTIX	40	7769/95	6/26/1995	10410/1996	6/26/1995	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 7

159453	Hong Kong	ADVANTIX	16	7768/95	6/26/1995	6520/1996	6/26/1995	Registered
159448	Hong Kong	ADVANTIX	9	7766/95	6/26/1995	6519/1996	6/26/1995	Registered
164046	Hungary	ADVANTIX	1, 9, 16, 40	M9502154	7/28/1995	147868	7/28/1995	Registered
159468	India	ADVANTIX	16	670015	6/22/1995	670015	6/22/1995	Registered
159463	India	ADVANTIX	9	670016	6/22/1995	670016	6/22/1995	Registered
159458	India	ADVANTIX	1	670017	6/22/1995	670017	6/22/1995	Registered
159479	Indonesia	ADVANTIX	1	D95 12687	7/20/1995	IDM000028007	1/24/2005	Registered
159494	Indonesia	ADVANTIX	40	D95 12686	7/20/1995	IDM000031980	3/18/2005	Registered
159489	Indonesia	ADVANTIX	16	12685/95	7/20/1995	IDM000028008	11/14/1996	Registered
159484	Indonesia	ADVANTIX	9	D95 12684	7/20/1995	IDM000028009	1/24/2005	Registered
162406	Ireland	ADVANTIX	1	4653/1995	7/7/1995	176545	7/7/1995	Registered
131326	Italy	ADVANTIX	1, 9, 16, 40	95CO11306	11/14/1995	732873	11/4/1997	Registered
162930	Macedonia	ADVANTIX	1, 9, 16, 40	Z-566/95	7/17/1995	Z-6628	7/17/1995	Registered
162105	Malaysia	ADVANTIX	1	95/10192	9/28/1995	95010192	9/28/1995	Registered
159681	Mexico	ADVANTIX	40	235822	6/28/1995	498947	7/26/1995	Registered
159666	Mexico	ADVANTIX	1	235825	6/28/1995	498950	7/26/1995	Registered
159671	Mexico	ADVANTIX	9	235824	6/28/1995	498949	7/26/1995	Registered
159676	Mexico	ADVANTIX	16	235823	6/28/1995	498948	7/26/1995	Registered
163815	Morocco	ADVANTIX	1, 9, 16, 40	378	8/23/1995	57306	8/23/1995	Registered
159550	New Zealand	ADVANTIX	40	250313	6/19/1995	250313	6/19/1995	Registered
159545	New Zealand	ADVANTIX	16	250312	6/19/1995	250312	6/19/1995	Registered
159541	New Zealand	ADVANTIX	9	250311	6/19/1995	250311	6/19/1995	Registered
159537	New Zealand	ADVANTIX	1	250310	6/19/1995	250310	6/19/1995	Registered
165906	Norway	ADVANTIX	1, 9	19954338	7/11/1995	178446	12/5/1996	Registered
159564	Pakistan	ADVANTIX	16	130775	7/6/1995	130775	7/6/1995	Registered
159558	Pakistan	ADVANTIX	9	130776	7/6/1995	130776	7/6/1995	Registered
159554	Pakistan	ADVANTIX	1	130774	7/6/1995	130774	7/6/1995	Registered
159661	Peru	ADVANTIX	40	271974	6/21/1995	5008	8/25/1995	Registered
159656	Peru	ADVANTIX	16	271973	6/21/1995	18814	8/25/1995	Registered
159649	Peru	ADVANTIX	9	271972	6/21/1995	18813	8/25/1995	Registered
159644	Peru	ADVANTIX	1	271971	6/21/1995	18812	8/25/1995	Registered
130849	Poland	ADVANTIX	1, 9, 16, 40	Z-150978	9/6/1995	103846	9/6/1995	Registered
162818	Portugal	ADVANTIX	1, 9	311354	7/12/1995	311354	6/3/1996	Registered
131330	Russian Federation	ADVANTIX	1, 9, 16, 40	95710767	9/26/1995	164299	5/15/1998	Registered
162785	Serbia and Montenegro	ADVANTIX	1, 9, 16, 40	Z-478/95	7/17/1995	40937	7/17/1995	Registered
162100	Singapore	ADVANTIX	40	S/8695/95	9/12/1995	T95/08695F	9/12/1995	Registered
162095	Singapore	ADVANTIX	16	S/8694/95	9/12/1995	T95/08694H	9/12/1995	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 8

162090	Singapore	ADVANTIX	9	S/8693/95	9/12/1995	T95/08693Z	9/12/1995	Registered
162085	Singapore	ADVANTIX	1	S/8692/95	9/12/1995	T95/08692A	9/12/1995	Registered
163809	Slovenia	ADVANTIX	1, 9, 16, 40	Z-9570924	7/24/1995	Z-9570924	7/24/1995	Registered
174320	Spain	ADVANTIX	1, 16, 40	2686170	7/25/2005	2686170	7/25/2005	Registered
138726	Sri Lanka	ADVANTIX	1	80871	11/6/1996	80871	11/6/1996	Registered
141988	Sweden	ADVANTIX	1, 9	7825/95	7/7/1995	320203	12/13/1996	Registered
166934	Switzerland	ADVANTIX	1, 9, 16, 40	8921/1995.5	7/7/1995	432097	12/4/1996	Registered
159576	Taiwan	ADVANTIX	9	84030793	6/21/1995	723472	8/1/1996	Registered
159571	Taiwan	ADVANTIX	1	84030792	6/21/1995	729263	10/1/1996	Registered
164451	Thailand	ADVANTIX	1	296830	11/6/1995	Kor49156	11/6/1995	Registered
159606	Thailand	ADVANTIX	40	288881	7/5/1995	Bor4504	7/5/1995	Registered
159601	Thailand	ADVANTIX	16	288880	7/5/1995	Kor54628	7/5/1995	Registered
159596	Thailand	ADVANTIX	9	288879	7/5/1995	Kor46220	7/5/1995	Registered
159591	Thailand	ADVANTIX	1	288878	7/5/1995	Kor47266	7/5/1995	Registered
131814	United Kingdom	ADVANTIX	1, 9, 16, 40	2026482	7/10/1995	2026482	7/10/1995	Registered
138743	Vietnam	ADVANTIX	1, 9	NH0843/96	8/27/1996	25590	11/19/1997	Registered
162166	United States	AERECON	26	94278	4/4/1960	705556	10/11/1960	Registered
135562	United States	AEROCOLOR	1	412762	2/7/1983	1269545	3/13/1984	Registered
146887	Chile	AEROGRAPHIC	1, 9	883877	11/6/2009	872694	12/15/2009	Registered
172540	Canada	ANITEC		595363	11/13/1987	TMA346150	10/7/1988	Registered
172568	United States	ANITEC	1	402653	11/15/1982	1266064	2/7/1984	Registered
135212	South Africa	APPROVAL	9	94/4163	4/25/1994	94/4163	4/25/1994	Registered
168356	Argentina	APS	40	2295153	7/4/2000	2040469	9/1/2005	Registered
168357	Australia	APS	1, 9, 16, 40	938286	7/4/2000	938286	7/4/2000	Registered
168367	Brazil	APS	16	822980940	7/17/2000	822980940	8/22/2006	Registered
168365	Brazil	APS	1	822980932	7/17/2000	822980932	7/25/2006	Registered
168373	Chile	APS	1	926529	10/27/2010	905159	11/20/2000	Registered
168380	China (People’s Republic Of)	APS	40	2000144690	9/18/2000	2018660	9/7/2004	Registered
168377	China (People’s Republic Of)	APS	1	2000144687	9/18/2000	1656144	10/27/2001	Registered
168381	Colombia	APS	1	00/052191	3/9/2011	241140	6/1/2001	Registered
168386	Cyprus	APS	9	57699	8/30/2000	57699	8/30/2000	Registered
168385	Cyprus	APS	1	57698	8/30/2000	57698	8/30/2000	Registered
168320	Greece	APS	1, 9, 16, 40	144876	7/28/2000	144876	6/19/2006	Registered
168393	Guatemala	APS	1	M-6461-2000	8/4/2000	117413	5/13/2002	Registered
168405	India	APS	1	937150	7/6/2000	937150	7/6/2000	Registered
168408	Indonesia	APS	1	D00.19633	8/25/2000	IDM000279124	8/14/2001	Registered
168417	Israel	APS	9	139772	7/7/2000	139772	12/4/2001	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 9

168416	Israel	APS	1	139771	7/7/2000	139771	12/4/2001	Registered
168432	Laos	APS	1	21314	8/1/2000	20761	8/24/2000	Registered
176322	Laos	APS	40	21317	8/1/2000	20764	8/24/2000	Registered
176321	Laos	APS	16	21316	8/1/2000	20763	8/24/2000	Registered
176320	Laos	APS	9	21315	8/1/2000	20762	8/24/2000	Registered
168428	Lesotho	APS	1, 9, 16, 40	LS/M/00/00364	8/28/2000	LS/M/00/00364	8/28/2000	Registered
168749	Malaysia	APS	1	2001/09157	7/18/2001	2001/09157	7/18/2001	Registered
168436	Mauritius	APS	1, 9	590/7/2000	7/4/2000	A48 088	7/4/2000	Registered
168439	Mexico	APS	1	434236	7/4/2000	666208	7/4/2000	Registered
168443	Myanmar	APS	1, 9, 16, 40			5727/2000	11/24/2000	Registered
168451	Namibia	APS	1	2000/1115	8/3/2000	2000/1115	8/3/2000	Registered
168448	New Zealand	APS	9	618008	7/3/2000	618008	7/3/2000	Registered
168447	New Zealand	APS	1	618007	7/3/2000	618007	7/3/2000	Registered
168455	Nicaragua	APS	1	2000/03763	8/18/2000	50782CC	8/28/2001	Registered
168460	Paraguay	APS	9	16.316	7/4/2000	259523	7/23/2003	Registered
168459	Paraguay	APS	1	16.315	7/4/2000	348056	5/21/2001	Registered
168463	Peru	APS	1	110790	7/27/2000	67075	10/20/2000	Registered
168467	Saudi Arabia	APS	1	65855	7/30/2000	575/19	6/28/2001	Registered
168471	South Africa	APS	1	2000/13464	7/3/2000	2000/13464	7/3/2000	Registered
168425	South Korea	APS	9	40-2000-32492	7/5/2000	40-541083	2/7/2003	Registered
168424	South Korea	APS	1	40-2000-32491	7/5/2000	40-551302	6/17/2003	Registered
169556	South Korea	APS	9			352531	12/26/1996	Registered
168475	Sri Lanka	APS	1	99349	8/9/2000	99349	8/9/2000	Registered
168479	Swaziland	APS	1, 9, 16, 40	404/2000	8/10/2000	404/2000	8/10/2003	Registered
168483	Taiwan	APS	1	89038056	7/4/2000	964667	10/16/2001	Registered
168487	Thailand	APS	1	426453	7/21/2000	Kor132287	7/21/2000	Registered
168493	Uganda	APS	16	23402	7/5/2000	23402	10/5/2000	Registered
168492	Uganda	APS	9	23401	7/5/2000	23401	10/5/2000	Registered
168491	Uganda	APS	1	23400	7/5/2000	23400	10/5/2000	Registered
168669	United States	APS	1	78/044918	1/25/2001	2799080	12/23/2003	Registered
168494	Uruguay	APS	1, 9, 16, 40	418796	12/16/2010	324247	1/17/2001	Registered
168495	Venezuela	APS	1	12063-00	7/10/2000	249921	2/13/2004	Registered
153610	Brazil	AQUA-IMAGE	1	816642559	3/12/1992	816642559	8/31/1993	Registered
153637	Brazil	AQUA-IMAGE	40	816642672	3/12/1992	816642672	11/16/1993	Registered
170049	Brazil	AQUA-IMAGE	41	816642672	3/12/1992	816642672	11/16/1993	Registered
153651	Finland	AQUA-IMAGE	1, 7, 9	4058/90	8/8/1990	200005	4/30/1996	Registered
138150	Georgia	AQUA-IMAGE	1, 9	4722/03	7/30/1993	2472	6/14/1996	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 10

153818	Japan	AQUA-IMAGE	1, 2, 16	110715/1990	10/1/1990	2506348	2/26/1993	Registered
153812	Japan	AQUA-IMAGE	16	110714/1990	10/1/1990	2520275	3/31/1993	Registered
153808	Japan	AQUA-IMAGE	1, 5, 16	110713/1990	10/1/1990	2567562	8/31/1993	Registered
153835	Mexico	AQUA-IMAGE	9			389055	1/10/1991	Registered
133039	South Africa	AQUA-IMAGE	1	94/4164	4/25/1994	94/4164	4/25/1994	Registered
153864	Sweden	AQUA-IMAGE	1, 7, 9	90-7298	8/8/1990	248620	4/30/1993	Registered
148428	United States	AQUA-IMAGE	1	74/424488	8/16/1993	1837619	5/31/1994	Registered
172584	France	ARIES	16	714799	3/7/1985	1301605	3/7/1985	Registered
172585	United Kingdom	ARIES	16	1206606	11/5/1983	1206606	11/5/1983	Registered
172925	Israel	ASSEMBLER	9	87981	7/5/1993	87981	11/3/1994	Registered
162637	Argentina	AUTOCOLOR	1	2474881	11/10/2003	1971987	2/27/2004	Registered
162820	Brazil	AUTOCOLOR	9.45	816804036	7/15/1992	816804036	11/30/1993	Registered
160452	Brazil	AUTOCOLOR	1.70	816804044	7/15/1992	816804044	12/7/1993	Registered
162643	Chile	AUTOCOLOR	1	632628	12/30/2003	687565	3/9/2004	Registered
131761	Colombia	AUTOCOLOR	16	93/373945	1/18/1993	155428	1/31/1994	Registered
131756	Colombia	AUTOCOLOR	1	93/373946	1/18/1993	155429	1/31/1994	Registered
162623	Paraguay	AUTOCOLOR	1	12884	7/31/1992	160166	7/31/1992	Registered
136603	Peru	AUTOPOSITIVE	1	211313	11/3/1992	19848	3/5/1993	Registered
148078	Ecuador	AZO	1, 9, 16			112/29	6/26/1994	Registered
148091	Hong Kong	AZO	16	46/49	1/15/1977	19490856	1/15/1949	Registered
148185	Mexico	AZO	9	17714	5/23/1918	15689	5/30/1918	Registered
148203	Peru	AZO	1	873	2/6/1995	33988	5/31/1995	Registered
148211	Sweden	AZO	1			28077	1/22/1924	Registered
148039	United States	AZO	1	71/082098	10/23/1914	104254	5/11/1915	Registered
148220	Venezuela	AZO	1			12124	3/8/1955	Registered
143805	Canada	BACK IN A FLASH		732708	7/9/1993	506491	1/13/1999	Registered
173678	Canada	BRISQUE		1097791	3/28/2001	TMA592649	10/20/2003	Registered
172927	Israel	BRISQUE	9	144035	11/19/2000	144035	1/2/2002	Registered
165334	Zambia	BROMESKO	1			777/59	2/28/1993	Registered
147457	India	BROWNIE	9		10/8/1942	6244	5/18/1944	Registered
147453	Israel	BROWNIE	9		7/17/1935	3818	5/1/1937	Registered
147517	Nigeria	BROWNIE	9		3/16/1946	4278	3/16/1946	Registered
147543	Peru	BROWNIE	9			51618	7/15/1973	Registered
147595	Singapore	BROWNIE	9			T39/02841E	7/14/1939	Registered
147623	Venezuela	BROWNIE	9			31176	10/1/1956	Registered
147636	Zambia	BROWNIE	9			782/59	2/8/1993	Registered
165460	Denmark	BROWSER	9	1992/06227	9/2/1992	1993/02528	3/26/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 11

165465	Finland	BROWSER	9	4726/92	9/30/1992	128569	10/5/1993	Registered
165480	Iceland	BROWSER	9	963/1992	9/29/1992	74/1993	1/21/1993	Registered
165485	Norway	BROWSER	9	924871	9/29/1992	160524	12/9/1993	Registered
165490	Sweden	BROWSER	9	92-7669		253152	11/5/1993	Registered
169577	France	CADJET	9	94541603	10/24/1994	94541603	10/24/1994	Registered
169576	Germany	CADJET	9		10/21/1994	2906612	10/21/1994	Registered
169578	United Kingdom	CADJET	9		11/8/1994	2001251	1/26/1996	Registered
139190	Argentina	CALIDAD CONTROLADA	16	2412058	2/11/2003	1927623	5/20/2003	Registered
		KODAK
162614	Brazil	CAMEO	9.45	816719454	5/7/1992	816719454	10/19/1993	Registered
159875	Finland	CAMEO	9	2340/92	5/12/1992	126123	4/20/1993	Registered
159904	Iceland	CAMEO	9	438/1992	5/13/1992	534/1993	6/25/1993	Registered
148437	Mexico	CAMEO	9	192243	2/28/1994	476220	10/6/1994	Registered
159879	Norway	CAMEO	9	92.2487	5/12/1992	158343	8/5/1993	Registered
150011	South Africa	CAMEO	9	94/4132	4/25/1994	94/4132	4/25/1994	Registered
150720	Taiwan	CAMEO	73	82023998	5/25/1993	650899	8/1/1994	Registered
160107	United States	CAMEO	9	74/269687	4/27/1992	1841213	6/21/1994	Registered
146668	Poland	CAROUSEL	9	96495	2/8/1991	71220	2/8/1991	Registered
170652	India	CINELABS	40	1250053	11/17/2003	1250053	11/17/2003	Registered
170428	Lebanon	CINELABS	40	95249	9/15/2003	95249	9/15/2003	Registered
170429	United Arab Emirates	CINELABS	40	61348	6/7/2004	50608	1/11/2005	Registered
168657	China (People’s Republic Of)	CINEMA WORLD LOGO	41	3098961	2/20/2002	3098961	7/7/2003	Registered
162563	Argentina	CINEON	9	2474882	11/10/2003	1971990	2/27/2004	Registered
162583	Brazil	CINEON	9	816822654	8/6/1992	816822654	2/22/1994	Registered
165083	Finland	CINEON	9	3967/92	8/14/1992	127530	8/5/1993	Registered
151562	Indonesia	CINEON	9	19950	10/26/1994	IDM000013511	11/24/1995	Registered
162576	Japan	CINEON	9	148814/92	7/30/1992	3087447	10/31/1995	Registered
165098	Norway	CINEON	9	924057	8/13/1992	170076	11/23/1995	Registered
151567	Singapore	CINEON	9	S/8783/94	10/11/1994	T94/08783E	10/11/1994	Registered
165101	Sweden	CINEON	9	92-6957	8/4/1992	256407	3/11/1994	Registered
151558	Thailand	CINEON	9	276449	11/24/1994	Kor33362	11/24/1995	Registered
165106	United Kingdom	CINEON	9	1508176	7/30/1992	1508176	7/30/1992	Registered
167120	Brazil	CLICK CLASS AND	16					Pending Application
		D:FACES
173726	Bolivia	COLOR KEY	1		3/20/1992	62252-A	3/16/1993	Registered
173727	Canada	COLOR KEY		267661	2/16/1962	TMA156238	4/5/1968	Registered
173729	Costa Rica	COLOR KEY	1			47614	5/13/1974	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 12

173731	Finland	COLOR KEY	1	196200339	2/2/1962	44638	5/10/1965	Registered
173732	France	COLOR KEY	1, 16, 17	822373	11/5/1986	1378128	11/5/1986	Registered
174653	Russian Federation	COLOR KEY	1	94019193	6/3/1994	133895	10/27/1995	Registered
174302	Sweden	COLOR KEY	1	6201845	5/14/1962	107918	11/15/1963	Registered
152953	Hong Kong	COLORBURST	9	2082/78	10/27/1978	1038/1979	10/27/1978	Registered
159367	Canada	COLOREDGE		599435	1/25/1988	TMA358688	7/21/1989	Registered
140313	Lithuania	COLOREDGE	9, 16, 35, 37	12841	9/30/1993	14084	1/12/1995	Registered
168903	United States	COLORFLEX	9	74221311	11/12/1991	1756535	3/9/1993	Registered
141055	Argentina	COLORFLOW	9	2828931	6/2/2008	2293961	6/11/2009	Registered
157086	Australia	COLORFLOW	9	A568091	11/26/1991	A568091	9/27/1994	Registered
141060	Brazil	COLORFLOW	9.35, 9.4, 9.45	819828505	2/28/1997	819828505	8/10/1999	Registered
166029	Brazil	COLORFLOW	9.55	819828491	2/28/1997	819828491	8/10/1999	Registered
166270	Canada	COLORFLOW		839199	3/13/1997	543136	3/27/2001	Registered
141065	Chile	COLORFLOW	9	787781	9/6/2007	809180	10/23/2007	Registered
141080	Mexico	COLORFLOW	9	287366	2/19/1997	543870	2/28/1997	Registered
141070	Peru	COLORFLOW	9	32248	2/13/1997	36113	5/30/1997	Registered
140973	United States	COLORFLOW	9	75/236991	2/5/1997	2304510	12/28/1999	Registered
141075	Venezuela	COLORFLOW	9	3765/97	2/28/1997	205427	5/8/1998	Registered
174311	Hong Kong	COLOR-KEY	9	1998/B08924	12/19/1995	1998/B08924	9/3/1998	Registered
174312	Hong Kong	COLOR-KEY	1	9706278	5/10/1997	1999/B07630	6/15/1999	Registered
168333	India	COLORLOCK	1	945858	8/8/2000	945858	8/8/2000	Registered
168339	Malaysia	COLORLOCK	1	2000/10914	8/9/2000	2000/10914	8/9/2000	Registered
168336	Singapore	COLORLOCK	1	T00/14386H	8/16/2000	T00/14386H	8/16/2000	Registered
168340	Thailand	COLORLOCK	1	433167	9/21/2000	Kor139454	9/21/2000	Registered
168509	Vietnam	COLORLOCK	1	48269	8/24/2000	39564	1/4/2002	Registered
171255	China (People’s Republic Of)	COLORPLUS	1	4283420	9/23/2004	4283420	11/6/2007	Registered
168926	Cyprus	COLORPLUS	1	62422	2/8/2002	62422	2/8/2002	Registered
168916	Ethiopia	COLORPLUS	1	3901		3901	5/12/2002	Registered
169879	India	COLORPLUS	1	1177963	2/25/2003			Pending Application
168918	Lebanon	COLORPLUS	1		2/12/2002	89804	2/12/2002	Registered
168925	Nigeria	COLORPLUS	1	TP63343/2002	1/28/2002	60482	2/18/2002	Registered
171486	Philippines	COLORPLUS	1	4-2005-000084	1/4/2005	4-2005-000084	5/13/2006	Registered
168914	Qatar	COLORPLUS	1	26750	12/31/2001	26750	5/30/2006	Registered
168915	South Africa	COLORPLUS	1	2002/00105	1/2/2002	2002/00105	1/2/2002	Registered
168922	Syria	COLORPLUS	1	48-16-49106	2/27/2003	94438	2/1/2005	Registered
171485	Thailand	COLORPLUS	1	577055	12/24/2004	Kor227476	12/24/2004	Registered
141037	China (People’s Republic Of)	COLORSHARP	1	970016196	2/27/1997	1168021	4/21/1998	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 13

150448	Australia	CONFIRM	1	620760	1/19/1994	620760	1/19/1994	Registered
150452	Australia	CONFIRM	9	620761	1/19/1994	620761	1/19/1994	Registered
148082	Denmark	CONFIRM	1	1994/324	1/13/1994	1995/6542	10/6/1995	Registered
148073	Finland	CONFIRM	1	871/94	2/17/1994	135418	12/5/1994	Registered
150440	Japan	CONFIRM	1	931/94	1/7/1994	3199526	9/30/1996	Registered
150436	Japan	CONFIRM	9	932/94	1/7/1994	3234652	12/25/1996	Registered
148077	Sweden	CONFIRM	1, 9	94/00286	1/13/1994	262174	11/25/1994	Registered
148061	United Kingdom	CONFIRM	1	1558696	1/11/1994	1558696	1/11/1994	Registered
148066	United Kingdom	CONFIRM	9	1558697	1/11/1994	1558697	1/11/1994	Registered
174183	Benelux	CRAFTSMAN	1, 16	798103	5/27/1993	532178	5/27/1993	Registered
174185	Germany	CRAFTSMAN	1, 16	H69925	6/11/1993	2913104	5/24/1996	Registered
172938	Argentina	CREO	1	2363961	1/16/2002	2036827	7/28/2005	Registered
172940	Argentina	CREO	7	2363959	1/16/2002	2036822	7/28/2005	Registered
172942	Argentina	CREO	2	2363960	1/16/2002	2036823	7/28/2005	Registered
172943	Argentina	CREO	16	2363958	1/16/2002	1920696	4/2/2003	Registered
172946	Australia	CREO	9, 37, 41, 42	839957	6/22/2000	839957	7/20/2001	Registered
172947	Australia	CREO	1, 2, 7, 9, 16	867096	2/22/2001	867096	7/20/2001	Registered
172956	Barbados	CREO	9	81/10639	8/18/2000	81/10639	12/20/2001	Registered
172961	Brazil	CREO	37	823083225	8/18/2000	823083225	9/8/2009	Registered
172962	Brazil	CREO	9	823083268	8/18/2000	823083268	9/8/2009	Registered
172965	Brazil	CREO	2	823626610	3/5/2001			Pending Application
173682	Canada	CREO		1093610	2/21/2001	TMA672712	9/14/2006	Registered
173683	Canada	CREO		1069298	8/1/2000	TMA568168	9/27/2002	Registered
173684	Canada	CREO		647588	12/21/1989	TMA401849	8/28/1992	Registered
173685	Canada	CREO		554890	12/30/1985	TMA321744	12/12/1986	Registered
172978	China (People’s Republic Of)	CREO	9	2001022406	2/21/2001	1978454	9/21/2002	Registered
172979	China (People’s Republic Of)	CREO	9	2000094678	6/30/2000	1916483	8/7/2002	Registered
172985	Colombia	CREO	2	02013555	2/18/2002	288868	11/8/2004	Registered
172991	Colombia	CREO	9	2013557	2/18/2002	288864	11/8/2004	Registered
172990	Colombia	CREO	7	2013556	2/18/2002	288869	11/8/2004	Registered
172998	Costa Rica	CREO	9	5723-2000	7/19/2000	125392	4/19/2001	Registered
173001	Czech Republic	CREO	1, 2, 7, 9, 16	164661	2/22/2001	250660	1/27/2003	Registered
172999	Czech Republic	CREO	9, 37, 41, 42	156941/OZ	6/28/2000	233462	4/24/2001	Registered
173000	Czech Republic	CREO	9, 37	130872	3/16/1998	218955	7/26/1999	Registered
173009	Ecuador	CREO	9	78112	2/23/2011	2074/11	4/24/2011	Registered
173013	El Salvador	CREO	37	5286/00	7/20/2000	240 BOOK 172	5/14/2003	Registered
173012	El Salvador	CREO	41	5285/00	7/20/2000	53 BOOK 172	4/25/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 14

173010	El Salvador	CREO	9	2004042708	8/26/2004	82 BOOK 30	1/17/2005	Registered
173014	Estonia	CREO	1, 2, 7, 9, 16	M200200038	1/14/2002	37344	1/22/2003	Registered
172994	European Union	CREO	9, 37	623165	8/26/1997	623165	3/15/1999	Registered
172993	European Union	CREO	1, 2, 7, 9, 16	2094308	2/19/2001	2094308	8/1/2002	Registered
172992	European Union	CREO	9, 35, 37, 41, 42	1636364	5/2/2000	1636364	7/9/2002	Registered
173017	Georgia	CREO	9, 37, 41, 42	1863/03-00	8/17/2000	M14138	11/19/2001	Registered
173016	Georgia	CREO	1, 2, 7, 9	AM 2002	2/19/2002	M15049	3/28/2003	Registered
				016630
173018	Germany	CREO	9, 42	394 01 397.2	11/11/1994	394 01 397	8/8/1995	Registered
173021	Guatemala	CREO	9	2000-10097	11/17/2000	130137	6/10/2004	Registered
173022	Guatemala	CREO	42	2000-10097	11/17/2000	125101	8/12/2003	Registered
173028	Hong Kong	CREO	1, 2, 7, 9, 16,	01878/2001	2/2/2001	200305431AA	5/9/2003	Registered
			35, 37, 41, 42
173033	Hungary	CREO	9, 37	M9801105	3/25/1998	156900	6/24/1999	Registered
173034	Hungary	CREO	9, 37, 41, 42	M0004143	8/4/2000	170578	5/28/2002	Registered
173035	Hungary	CREO	1, 2, 7, 9, 16	M01 01106	2/20/2001	173610	12/16/2002	Registered
173036	Iceland	CREO	9, 37	468/1998	3/13/1998	650/1998	5/6/1998	Registered
173043	Indonesia	CREO	37	J0015161	10/11/2000	IDM000261377	10/11/2010	Registered
173048	Indonesia	CREO	41	J0015160	10/11/2000	IDM000261378	10/11/2010	Registered
173050	Indonesia	CREO	42	J0015159	10/11/2000	IDM000261375	10/11/2010	Registered
173051	Indonesia	CREO	9	J0015162	10/11/2000	IDM000261376	7/29/2010	Registered
173054	Israel	CREO	9	137409	5/2/2000	137409	9/4/2001	Registered
173060	Israel	CREO	42	137412	5/2/2000	137412	9/4/2001	Registered
173065	Israel	CREO	41	137411	5/2/2000	137411	9/4/2001	Registered
173064	Israel	CREO	1	146761	2/8/2001	146761	1/2/2002	Registered
173063	Israel	CREO	42	95846	12/2/1994	95846	8/5/1996	Registered
173052	Israel	CREO	16	146765	2/1/2001	146765	1/2/2002	Registered
173061	Israel	CREO	9	146764	2/18/2001	146764	1/2/2002	Registered
173053	Israel	CREO	35	146170	1/29/2001	146170	1/2/2002	Registered
173059	Israel	CREO	2	146762	2/18/2001	146762	1/2/2002	Registered
173058	Israel	CREO	37	137410	5/2/2000	137410	9/4/2001	Registered
173057	Israel	CREO	37	119003	4/7/1998	119003	5/6/1999	Registered
173056	Israel	CREO	9	95847	12/2/1994	95847	8/5/1996	Registered
173055	Israel	CREO	9	119002	4/7/1998	119002	5/6/1999	Registered
173062	Israel	CREO	7	146763	2/18/2001	146763	1/2/2002	Registered
173071	Jamaica	CREO	9	92563	7/24/2000	37068	5/22/2001	Registered
173073	Japan	CREO	7, 9, 35, 37, 42	2000-050098	5/9/2000	4748136	2/20/2004	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 15

173072	Japan	CREO	1, 2, 7, 9	2001-013635	2/19/2001	4669545	5/9/2003	Registered
173074	Japan	CREO	7, 9, 37	1997-162880	10/1/1997	4748134	2/20/2004	Registered
173075	Lithuania	CREO	9, 35, 37, 41, 42	2000-1467	8/9/2000	44984	3/13/2003	Registered
173077	Malaysia	CREO	42	2000/11218	8/16/2000	2000/11218	5/31/2005	Registered
173079	Malaysia	CREO	37	2000/11221	8/16/2000	2000/11221	7/22/2003	Registered
173085	Malaysia	CREO	9	2002/00683	1/18/2002	2002/00683	3/12/2005	Registered
173087	Mexico	CREO	9	474510	3/7/2001	699904	5/29/2001	Registered
173088	Mexico	CREO	9	318876	1/7/1998	571687	2/27/1998	Registered
173089	Mexico	CREO	42	441919	8/15/2000	673916	9/29/2000	Registered
173091	Mexico	CREO	9	441922	8/15/2000	677333	10/31/2000	Registered
173095	Mexico	CREO	37	318877	1/7/1998	571688	2/27/1998	Registered
173096	Mexico	CREO	41	441920	8/15/2000	673917	9/29/2000	Registered
173097	Mexico	CREO	37	441921	8/15/2000	677332	10/31/2000	Registered
173101	New Zealand	CREO	9	632599	2/20/2001	632599	8/23/2001	Registered
173098	New Zealand	CREO	2	632597	2/20/2001	632597	8/23/2001	Registered
173099	New Zealand	CREO	16	632600	2/20/2001	632600	8/23/2001	Registered
173100	New Zealand	CREO	41	617298	6/22/2000	617298	1/4/2001	Registered
173106	New Zealand	CREO	9	617296	6/22/2000	617296	1/4/2001	Registered
173105	New Zealand	CREO	37	617297	6/22/2000	617297	1/4/2001	Registered
173104	New Zealand	CREO	7	632598	2/20/2001	632598	8/23/2001	Registered
173103	New Zealand	CREO	1	632596	2/20/2001	632596	8/23/2001	Registered
173102	New Zealand	CREO	42	617299	6/22/2000	617299	1/4/2001	Registered
173107	Norway	CREO	9, 37	1998 01039	2/4/1998	221901	11/20/2003	Registered
173108	Norway	CREO	9, 37, 41, 42	2000 07348	6/23/2000	223588	7/2/2004	Registered
173109	Norway	CREO	1, 2, 7, 9, 16	2002 00164	1/11/2002	222736	3/30/2004	Registered
173113	Panama	CREO	9	109114	8/1/2000	109114	12/19/2001	Registered
173112	Panama	CREO	37	109115	8/1/2000	109115	12/19/2001	Registered
173111	Panama	CREO	41	109116	8/1/2000	109116	12/19/2001	Registered
173110	Panama	CREO	42	109117	8/1/2000	109117	12/20/2001	Registered
173114	Paraguay	CREO	9	17667-2000	7/18/2000	354393	7/3/2001	Registered
173121	Peru	CREO	9	126179	4/9/2001	72977	7/5/2001	Registered
173130	Poland	CREO	9, 37	Z-184630	3/16/1998	128873	4/18/2001	Registered
173131	Poland	CREO	1, 2, 7, 9, 16	Z-245419	1/18/2002	165669	8/9/2005	Registered
173132	Poland	CREO	9, 35, 37, 41, 42	Z-221086	7/10/2000	158035	10/13/2004	Registered
173133	Russian Federation	CREO	1, 2, 7, 9, 16	2002702265	1/17/2002	262052	1/20/2004	Registered
173134	Russian Federation	CREO	9, 37, 41, 42	2000720439	8/9/2000	213816	12/4/2002	Registered
173135	Saudi Arabia	CREO	9	66046	8/19/2000	651/18	10/14/2002	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 16

173136	Saudi Arabia	CREO	37	66047	8/19/2000	651/19	10/14/2002	Registered
173137	Saudi Arabia	CREO	41	66048	8/19/2000	651/20	10/14/2002	Registered
173138	Saudi Arabia	CREO	42	66049	8/19/2000	659/14	11/16/2002	Registered
173139	Singapore	CREO	9	T02/00455E	1/16/2002	T02/00455E	1/16/2002	Registered
173141	Singapore	CREO	42	T00/11021H	6/24/2000	T00/11021H	6/24/2000	Registered
173143	Singapore	CREO	37	T00/11019F	6/24/2000	T00/11019F	6/24/2000	Registered
173144	Singapore	CREO	9	T00/11018H	6/24/2000	T00/11018H	6/24/2000	Registered
173146	Singapore	CREO	41	T00/11020Z	6/24/2000	T00/11020Z	6/24/2000	Registered
173151	South Africa	CREO	9	2000/12619	6/21/2000	2000/12619	8/20/2004	Registered
173149	South Africa	CREO	9	98/04353	3/16/1998	98/04353	7/2/2001	Registered
173150	South Africa	CREO	42	2000/12622	6/21/2000	2000/12622	8/20/2004	Registered
173154	South Africa	CREO	41	2000/12621	6/21/2000	2000/12621	8/20/2004	Registered
173153	South Africa	CREO	37	2000/12620	6/21/2000	2000/12620	8/20/2004	Registered
173152	South Africa	CREO	37	98/04354	3/16/1998	98/04354	7/2/2001	Registered
173157	South Korea	CREO	1, 7, 9	2002-1338	1/11/2002	558392	9/3/2003	Registered
173159	Switzerland	CREO	9, 37	00856/1998	2/3/1998	453725	8/13/1998	Registered
173160	Switzerland	CREO	1, 2, 7, 9, 16	00221/2002	1/11/2002	497127	4/3/2002	Registered
173158	Switzerland	CREO	9, 35, 37, 41, 42	07944/2000	7/3/2000	484568	5/10/2001	Registered
173174	Thailand	CREO	42	426642	7/24/2000	Bor13563	8/23/2001	Registered
173172	Thailand	CREO	9	429638	8/18/2000	Kor150217	1/24/2002	Registered
173171	Thailand	CREO	37	426640	7/24/2000	Bor13235	2/18/2000	Registered
173178	Turkey	CREO	9	98/4334	4/3/1998	193070	4/16/1998	Registered
173177	Turkey	CREO	37	98/4335	4/3/1998	192783	4/3/1998	Registered
173175	Turkey	CREO	37, 38, 41, 42	2000/16254	8/7/2000	2000/16254	8/7/2000	Registered
173189	Ukraine	CREO	9, 35, 37, 41, 42	2000083461	8/7/2000	28228	11/15/2002	Registered
173195	United States	CREO	9, 42	74066269	6/6/1990	1764083	4/13/1993	Registered
173194	United States	CREO	9	75923077	2/18/2000	2815277	2/17/2004	Registered
173191	Uruguay	CREO	9, 37, 41, 42	326776	10/10/2000	424578	4/16/2011	Registered
173686	Canada	CREO (Stylized)		1131320	2/14/2002	671707	8/30/2006	Registered
173222	Japan	CREO (Stylized)	1, 2, 7, 9	2004-000210	9/19/2002	4901362	10/14/2005	Registered
166451	Andorra	D:ADVANCED PHOTO	1, 9	4218	1/22/1997	4716	1/22/1997	Registered
		SYSTEM
148547	Argentina	D:ADVANCED PHOTO	40	2665267	4/21/2006	2124560	11/2/2006	Registered
		SYSTEM
148543	Argentina	D:ADVANCED PHOTO	16	2665273	4/21/2006	2125082	11/6/2006	Registered
		SYSTEM
148539	Argentina	D:ADVANCED PHOTO	9	2665268	4/21/2006	2124561	11/2/2006	Registered
		SYSTEM

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 17

148535	Argentina	D:ADVANCED PHOTO	1	2527457	7/13/2004	2012166	2/21/2005	Registered
		SYSTEM
148506	Australia	D:ADVANCED PHOTO	9	A623726	3/1/1994	A623726	3/1/1994	Registered
		SYSTEM
148503	Australia	D:ADVANCED PHOTO	1	A623725	3/1/1994	A623725	3/1/1994	Registered
		SYSTEM
149680	Brazil	D:ADVANCED PHOTO	9.45	817775617	4/6/1994	817775617	4/16/1996	Registered
		SYSTEM
148478	Brazil	D:ADVANCED PHOTO	1	817775625	4/6/1994	817775625	7/2/1996	Registered
		SYSTEM
148482	Brazil	D:ADVANCED PHOTO	40.60	817775609	4/6/1994	817775609	4/16/1996	Registered
		SYSTEM
149170	Cambodia (Kampuchea)	D:ADVANCED PHOTO	1	4437	4/26/1994	4435	5/11/1994	Registered
		SYSTEM
149183	Cambodia (Kampuchea)	D:ADVANCED PHOTO	40	4440	4/26/1994	4438	5/11/1994	Registered
		SYSTEM
149178	Cambodia (Kampuchea)	D:ADVANCED PHOTO	16	4439	4/26/1994	4437	5/11/1994	Registered
		SYSTEM
149175	Cambodia (Kampuchea)	D:ADVANCED PHOTO	9	4438	4/26/1994	4436	5/11/1994	Registered
		SYSTEM
148484	Canada	D:ADVANCED PHOTO		747936	2/22/1994	474292	4/8/1997	Registered
		SYSTEM
149187	Chile	D:ADVANCED PHOTO	1	668942	12/9/2004	715517	1/19/2005	Registered
		SYSTEM
149663	Chile	D:ADVANCED PHOTO	40	665472	11/5/2004	714721	1/12/2005	Registered
		SYSTEM
149660	Chile	D:ADVANCED PHOTO	16	665471	11/5/2004	714720	1/12/2005	Registered
		SYSTEM
149656	Chile	D:ADVANCED PHOTO	9	665470	11/5/2004	714719	1/12/2005	Registered
		SYSTEM
149202	China (People’s Republic Of)	D:ADVANCED PHOTO	40	94044675	5/20/1994	823869	3/14/1996	Registered
		SYSTEM
149198	China (People’s Republic Of)	D:ADVANCED PHOTO	16	94044678	5/20/1994	829539	4/7/1996	Registered
		SYSTEM
149195	China (People’s Republic Of)	D:ADVANCED PHOTO	9	94044677	5/20/1994	834814	4/28/1996	Registered
		SYSTEM
149191	China (People’s Republic Of)	D:ADVANCED PHOTO	1	94044676	5/20/1994	814195	2/14/1996	Registered
		SYSTEM
149238	Cyprus	D:ADVANCED PHOTO	40	40403	6/2/1994	40403	6/2/1994	Registered
		SYSTEM
149234	Cyprus	D:ADVANCED PHOTO	16	40402	6/2/1994	40402	6/2/1994	Registered
		SYSTEM
149230	Cyprus	D:ADVANCED PHOTO	9	40401	6/2/1994	40401	6/2/1994	Registered
		SYSTEM

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 18

149226	Cyprus	D:ADVANCED PHOTO	1	40400	6/2/1994	40400	6/2/1994	Registered
		SYSTEM
148829	Denmark	D:ADVANCED PHOTO	1, 9, 16, 40	1994/1744	3/7/1994	1994/4176	6/24/1994	Registered
		SYSTEM
149872	Dominican Republic	D:ADVANCED PHOTO	66			73192	7/15/1994	Registered
		SYSTEM
149869	Dominican Republic	D:ADVANCED PHOTO	63			73183	7/15/1994	Registered
		SYSTEM
149865	Dominican Republic	D:ADVANCED PHOTO	11			72662	7/15/1994	Registered
		SYSTEM
166522	Finland	D:ADVANCED PHOTO	1, 9, 16, 40	T199703852	10/6/1997	220949	6/15/2001	Registered
		SYSTEM
130718	Germany	D:ADVANCED PHOTO	1, 9, 16, 20, 40	39540805.9	10/7/1995	39540805	4/12/1996	Registered
		SYSTEM
149250	Ghana	D:ADVANCED PHOTO	16		6/21/1994	26166	6/21/1994	Registered
		SYSTEM
149246	Ghana	D:ADVANCED PHOTO	9		6/21/1994	26165	6/21/1994	Registered
		SYSTEM
149242	Ghana	D:ADVANCED PHOTO	1	26167	6/21/1994	26167	6/21/1994	Registered
		SYSTEM
148839	Greece	D:ADVANCED PHOTO	1, 9, 16, 40	118219	3/16/1994	118219	3/16/1994	Registered
		SYSTEM
149788	Guatemala	D:ADVANCED PHOTO	40	4401/94	6/29/1994	80752	7/1/1996	Registered
		SYSTEM
149780	Guatemala	D:ADVANCED PHOTO	9	4803/94	7/18/1994	84752	4/3/1997	Registered
		SYSTEM
149776	Guatemala	D:ADVANCED PHOTO	1	4400/94	6/29/1994	80259	6/24/1996	Registered
		SYSTEM
149734	Honduras	D:ADVANCED PHOTO	40	3733/94	5/19/1994	2030	5/12/1995	Registered
		SYSTEM
149727	Honduras	D:ADVANCED PHOTO	9	3735/94	5/19/1994	61933	6/9/1995	Registered
		SYSTEM
148573	Hong Kong	D:ADVANCED PHOTO	16	2854/94	3/11/1994	8130/96	3/11/1994	Registered
		SYSTEM
148566	Hong Kong	D:ADVANCED PHOTO	1	2856/94	3/11/1994	7338/95	3/11/1994	Registered
		SYSTEM
148569	Hong Kong	D:ADVANCED PHOTO	9	2855/94	3/11/1994	7700/95	3/11/1994	Registered
		SYSTEM
148576	Hong Kong	D:ADVANCED PHOTO	40	2853/94	3/11/1994	6144/96	3/11/1994	Registered
		SYSTEM
148842	Iceland	D:ADVANCED PHOTO	1, 9, 16, 40	373/1994	4/14/1994	831/1994	9/27/1994	Registered
		SYSTEM
149262	India	D:ADVANCED PHOTO	16	625621	4/19/1994	625621	4/19/1994	Registered
		SYSTEM

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 19

149258	India	D:ADVANCED PHOTO	9	625623	4/19/1994	625623	4/19/1994	Registered
		SYSTEM
149254	India	D:ADVANCED PHOTO	1	625624	4/19/1994	625624	4/19/1994	Registered
		SYSTEM
149281	Indonesia	D:ADVANCED PHOTO	40	7777	5/4/1994	IDM000013522	6/22/1995	Registered
		SYSTEM
149277	Indonesia	D:ADVANCED PHOTO	16	7780	5/4/1994	340596	7/26/1995	Registered
		SYSTEM
149269	Indonesia	D:ADVANCED PHOTO	1	7775	5/4/1994	IDM000013510	7/13/1995	Registered
		SYSTEM
149273	Indonesia	D:ADVANCED PHOTO	9	7776	5/4/1994	IDM000013509	7/4/1995	Registered
		SYSTEM
149286	Iran	D:ADVANCED PHOTO	1, 9, 16, 40, 41	7312378	3/15/1995	76408	10/28/1995	Registered
		SYSTEM
148857	Ireland	D:ADVANCED PHOTO	40	1420/94	3/8/1994	200123	7/1/1996	Registered
		SYSTEM
148850	Ireland	D:ADVANCED PHOTO	9	94/1418	3/8/1994	159935	3/8/1994	Registered
		SYSTEM
148846	Ireland	D:ADVANCED PHOTO	1	94/1417	3/8/1994	159934	3/8/1994	Registered
		SYSTEM
149302	Israel	D:ADVANCED PHOTO	40	92151	4/15/1994	92151	11/3/1995	Registered
		SYSTEM
149298	Israel	D:ADVANCED PHOTO	16	92150	4/15/1994	92150	12/3/1995	Registered
		SYSTEM
149294	Israel	D:ADVANCED PHOTO	9	92149	4/15/1994	92149	12/3/1995	Registered
		SYSTEM
149290	Israel	D:ADVANCED PHOTO	1	92148	4/15/1994	92148	12/3/1995	Registered
		SYSTEM
148500	Japan	D:ADVANCED PHOTO	40	22820/1994	3/8/1994	3226743	11/29/1996	Registered
		SYSTEM
148493	Japan	D:ADVANCED PHOTO	9	22818/94	3/8/1994	3252877	1/31/1997	Registered
		SYSTEM
148490	Japan	D:ADVANCED PHOTO	1	22817/1994	3/8/1994	3252876	1/31/1997	Registered
		SYSTEM
149306	Laos	D:ADVANCED PHOTO	1	3094	6/15/1994	2506	5/2/1995	Registered
		SYSTEM
171146	Laos	D:ADVANCED PHOTO	9	3094	6/15/1994	2507	5/2/1995	Registered
		SYSTEM
171147	Laos	D:ADVANCED PHOTO	16	3094	6/15/1994	2508	5/2/1995	Registered
		SYSTEM
171148	Laos	D:ADVANCED PHOTO	40	3094	6/15/1994	2509	5/2/1995	Registered
		SYSTEM
130906	Madagascar	D:ADVANCED PHOTO	1, 9, 16	95/00824D	7/13/1995	1589	7/13/1995	Registered
		SYSTEM

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 20

168746	Malaysia	D:ADVANCED PHOTO	9	2001/09166	7/18/2001	2001/09166	7/18/2001	Registered
		SYSTEM
148471	Mexico	D:ADVANCED PHOTO	1	195489	4/5/1994	461236	5/20/1994	Registered
		SYSTEM
151109	Mexico	D:ADVANCED PHOTO	16	195490	4/5/1994	467871	7/27/1994	Registered
		SYSTEM
151112	Mexico	D:ADVANCED PHOTO	40	195506	4/5/1994	463790	6/17/1994	Registered
		SYSTEM
151105	Mexico	D:ADVANCED PHOTO	9	195491	4/5/1994	461237	5/20/1994	Registered
		SYSTEM
149514	Myanmar	D:ADVANCED PHOTO	1, 9, 16, 40			2059/1994		Registered
		SYSTEM
148531	New Zealand	D:ADVANCED PHOTO	40	234644	3/2/1994	234644	3/2/1994	Registered
		SYSTEM
148523	New Zealand	D:ADVANCED PHOTO	9	234642	3/2/1994	234642	3/2/1994	Registered
		SYSTEM
148519	New Zealand	D:ADVANCED PHOTO	1	234641	3/2/1994	234641	3/2/1994	Registered
		SYSTEM
148527	New Zealand	D:ADVANCED PHOTO	16	234643	3/2/1994	234643	3/2/1994	Registered
		SYSTEM
150432	Nicaragua	D:ADVANCED PHOTO	40	1209/94	5/11/1994	29240CC	9/5/1995	Registered
		SYSTEM
149816	Nicaragua	D:ADVANCED PHOTO	16	1212/94	5/11/1994	29241CC	9/5/1995	Registered
		SYSTEM
149811	Nicaragua	D:ADVANCED PHOTO	9	1211/94	5/11/1994	R29104CC	8/17/1995	Registered
		SYSTEM
149807	Nicaragua	D:ADVANCED PHOTO	1	1210/94	5/11/1994	R29103CC	8/17/1995	Registered
		SYSTEM
148862	Norway	D:ADVANCED PHOTO	1, 9, 16, 40	941362	3/4/1994	168756	7/6/1995	Registered
		SYSTEM
149322	Pakistan	D:ADVANCED PHOTO	16	125084	5/9/1994	125084	5/9/1994	Registered
		SYSTEM
149318	Pakistan	D:ADVANCED PHOTO	9	125068	5/9/1994	125068	5/9/1994	Registered
		SYSTEM
149314	Pakistan	D:ADVANCED PHOTO	1	125085	5/9/1994	125085	5/9/1994	Registered
		SYSTEM
149329	Paraguay	D:ADVANCED PHOTO	1	8088	5/6/1994	173403	11/28/1994	Registered
		SYSTEM
149341	Paraguay	D:ADVANCED PHOTO	40	8091	5/6/1994	173406	11/28/1994	Registered
		SYSTEM
149337	Paraguay	D:ADVANCED PHOTO	16	8090	5/6/1994	173405	11/28/1994	Registered
		SYSTEM
149333	Paraguay	D:ADVANCED PHOTO	9	8089	5/6/1994	173404	11/28/1994	Registered
		SYSTEM

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 21

149357	Peru	D:ADVANCED PHOTO	40	240545	4/20/1994	2400	8/3/1994	Registered
		SYSTEM
149352	Peru	D:ADVANCED PHOTO	16	240544	4/20/1994	8913	8/3/1994	Registered
		SYSTEM
149348	Peru	D:ADVANCED PHOTO	9	240543	4/20/1994	8914	8/3/1994	Registered
		SYSTEM
149345	Peru	D:ADVANCED PHOTO	1	240542	4/20/1994	8976	8/3/1994	Registered
		SYSTEM
149827	Saudi Arabia	D:ADVANCED PHOTO	16	25327	6/10/1994	466/93	6/10/1994	Registered
		SYSTEM
149820	Saudi Arabia	D:ADVANCED PHOTO	1	25325	6/11/1994	334/98	6/11/1994	Registered
		SYSTEM
149822	Saudi Arabia	D:ADVANCED PHOTO	9	25326	6/11/1994	466/92	6/10/1994	Registered
		SYSTEM
149830	Saudi Arabia	D:ADVANCED PHOTO	40	25328	6/10/1994	466/94	6/10/1994	Registered
		SYSTEM
149900	South Africa	D:ADVANCED PHOTO	1	94/4114	4/25/1994	94/4114	4/25/1994	Registered
		SYSTEM
149918	South Africa	D:ADVANCED PHOTO	40	94/4117	4/25/1994	94/4117	4/25/1994	Registered
		SYSTEM
149907	South Africa	D:ADVANCED PHOTO	9	94/4115	4/25/1994	94/4115	4/25/1994	Registered
		SYSTEM
149911	South Africa	D:ADVANCED PHOTO	16	94/4116	4/25/1994	94/4116	4/25/1994	Registered
		SYSTEM
148584	South Korea	D:ADVANCED PHOTO	40	2590-94	3/31/1994	27605	7/4/1995	Registered
		SYSTEM
148581	South Korea	D:ADVANCED PHOTO	16	13238/94	3/31/1994	40-321761	9/12/1995	Registered
		SYSTEM
148579	South Korea	D:ADVANCED PHOTO	1, 9	13237-94	3/31/1994	40-317693	7/20/1995	Registered
		SYSTEM
149372	Sri Lanka	D:ADVANCED PHOTO	40	70241	5/12/1994	70241	5/12/1994	Registered
		SYSTEM
149368	Sri Lanka	D:ADVANCED PHOTO	16	70243	6/1/1994			Pending Application
		SYSTEM
149361	Sri Lanka	D:ADVANCED PHOTO	1	70244	5/12/1994	70244	5/12/1994	Registered
		SYSTEM
148866	Sweden	D:ADVANCED PHOTO	1, 9, 16, 40	94-2378	3/4/1994	265853	4/7/1995	Registered
		SYSTEM
148562	Taiwan	D:ADVANCED PHOTO	9	83022387	3/17/1994	72174	9/16/1994	Registered
		SYSTEM
148558	Taiwan	D:ADVANCED PHOTO	73	83022386	3/17/1994	654127	9/1/1994	Registered
		SYSTEM
148554	Taiwan	D:ADVANCED PHOTO	49	83022385	3/17/1994	677992	4/16/1995	Registered
		SYSTEM

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 22

148550	Taiwan	D:ADVANCED PHOTO	1	83022383	3/17/1994	675200	4/1/1995	Registered
		SYSTEM
149377	Thailand	D:ADVANCED PHOTO	1	266457	6/13/1994	Kor34145	6/13/1994	Registered
		SYSTEM
149389	Thailand	D:ADVANCED PHOTO	40	266460	6/13/1994	Bor3195	6/13/1994	Registered
		SYSTEM
149381	Thailand	D:ADVANCED PHOTO	9	266458	6/13/1994	Kor31284	6/13/1994	Registered
		SYSTEM
149385	Thailand	D:ADVANCED PHOTO	16	266459	6/13/1994	Kor25800	6/13/1994	Registered
		SYSTEM
148874	United Kingdom	D:ADVANCED PHOTO	9	1564649	3/8/1994	1564649	3/8/1994	Registered
		SYSTEM
148870	United Kingdom	D:ADVANCED PHOTO	1	1564648	3/8/1994	1564648	3/8/1994	Registered
		SYSTEM
148364	United States	D:ADVANCED PHOTO	1	74-486757	2/4/1994	2027411	12/31/1996	Registered
		SYSTEM
162298	United States	D:ADVANCED PHOTO	16	74-486759	3/16/1994	2012256	10/29/1996	Registered
		SYSTEM
149416	Uruguay	D:ADVANCED PHOTO	1, 9, 16, 40	269500	4/14/1994	368407	3/11/2006	Registered
		SYSTEM
149424	Venezuela	D:ADVANCED PHOTO	9	6163	5/12/1994			Pending Application
		SYSTEM
131796	Austria	D:ADVANCED PHOTOS	1, 9, 16, 40	AM778/96	2/6/1996	163893	4/25/1996	Registered
131313	France	D:ADVANCED PHOTOS	1, 9, 16, 40	95/601084	12/6/1995	95/601084	12/6/1995	Registered
131800	Germany	D:ADVANCED PHOTOS	1, 9, 16, 40	39604685	2/2/1996	39604685	4/26/1996	Registered
133256	Ireland	D:ADVANCED PHOTOS	40	96/2132	3/26/1996	200790	7/1/1996	Registered
143810	Canada	D:BACK IN A FLASH		732749	7/9/1993	506503	1/13/1999	Registered
131510	New Zealand	D:CIRCLE (PACIFIC)	1	258153	1/25/1996	258153	1/25/1996	Registered
152738	British Virgin Islands	D:CORP.SYMBOL-B&W	1, 8		11/21/1984	2098	11/21/1984	Registered
		(W/O KODAK)
152487	China (People’s Republic Of)	D:CORP.SYMBOL-B&W	9	970003310	11/21/1997	312682	4/30/1988	Registered
		(W/O KODAK)
152510	Dominican Republic	D:CORP.SYMBOL-B&W	9		2/19/1985	38806	4/30/1985	Registered
		(W/O KODAK)
152507	Dominican Republic	D:CORP.SYMBOL-B&W	1		2/19/1985	38738	4/30/1985	Registered
		(W/O KODAK)
158724	Dominican Republic	D:CORP.SYMBOL-B&W	16	2012/4724	1/23/2012	53147	4/14/1992	Registered
		(W/O KODAK)
152687	El Salvador	D:CORP.SYMBOL-B&W	1, 9	1379	12/3/1984	238 BOOK 110	11/28/1985	Registered
		(W/O KODAK)
152524	Guatemala	D:CORP.SYMBOL-B&W	9			51854	3/18/1997	Registered
		(W/O KODAK)
152520	Guatemala	D:CORP.SYMBOL-B&W	1			51859	3/20/1997	Registered
		(W/O KODAK)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 23

167085	Indonesia	D:CORP.SYMBOL-B&W	1	R00.2004.8288.	10/14/2004	IDM000028005	1/24/2005	Registered
		(W/O KODAK)		8292
167086	Indonesia	D:CORP.SYMBOL-B&W	9		10/14/2004	IDM000028006	1/24/2005	Registered
		(W/O KODAK)
152617	Indonesia	D:CORP.SYMBOL-B&W	16		11/4/1994	IDM000039192	6/24/2005	Registered
		(W/O KODAK)
157939	Japan	D:CORP.SYMBOL-B&W	9	122509/1991	11/26/1991	2685976	7/29/1994	Registered
		(W/O KODAK)
152732	Taiwan	D:CORP.SYMBOL-B&W	70	78-31881	7/7/1989	487833	6/16/1990	Registered
		(W/O KODAK)
152726	Taiwan	D:CORP.SYMBOL-B&W	57			112271	3/1/1979	Registered
		(W/O KODAK)
152723	Taiwan	D:CORP.SYMBOL-B&W	62			111045	2/1/1979	Registered
		(W/O KODAK)
152716	Taiwan	D:CORP.SYMBOL-B&W	81			96613	3/1/1978	Registered
		(W/O KODAK)
152705	Taiwan	D:CORP.SYMBOL-B&W	55			95474	2/1/1978	Registered
		(W/O KODAK)
152707	Taiwan	D:CORP.SYMBOL-B&W	56			95482	2/1/1978	Registered
		(W/O KODAK)
152440	United States	D:CORP.SYMBOL-B&W	9	73/522339	2/14/1985	1367430	10/29/1985	Registered
		(W/O KODAK)
152436	United States	D:CORP.SYMBOL-B&W	1	73521003	2/6/1985	1387913	4/1/1986	Registered
		(W/O KODAK)
130735	Argentina	D:CORP.SYMBOL-Y&R	40	2444104	7/14/2003	1458414	5/7/1982	Registered
130729	Argentina	D:CORP.SYMBOL-Y&R	41	2444099	7/14/2003	1950479	9/12/2003	Registered
130723	Argentina	D:CORP.SYMBOL-Y&R	40	2444098	7/14/2003	1950478	9/12/2003	Registered
130717	Argentina	D:CORP.SYMBOL-Y&R	39	2444097	7/14/2003	1950477	9/12/2003	Registered
130711	Argentina	D:CORP.SYMBOL-Y&R	38	2444096	7/14/2003	1950476	9/12/2003	Registered
130705	Argentina	D:CORP.SYMBOL-Y&R	37	2444095	7/14/2003	1950475	9/12/2003	Registered
130700	Argentina	D:CORP.SYMBOL-Y&R	36	2444094	7/14/2003	1950474	9/12/2003	Registered
130695	Argentina	D:CORP.SYMBOL-Y&R	35	2444093	7/14/2003	1950473	9/12/2003	Registered
171707	Argentina	D:CORP.SYMBOL-Y&R	40	2444104	7/14/2003	1960082	11/19/2003	Registered
170463	Argentina	D:CORP.SYMBOL-Y&R	41	2444105	7/14/2003	1983757	6/22/2004	Registered
170464	Argentina	D:CORP.SYMBOL-Y&R	42	2444106	7/14/2003	1960086	11/19/2003	Registered
154694	Australia	D:ENVIRONMENTAL	42	630887	5/30/1994	630887	5/30/1994	Registered
		LOGO
154689	Australia	D:ENVIRONMENTAL	41	630886	5/30/1994	630886	5/30/1994	Registered
		LOGO
154684	Australia	D:ENVIRONMENTAL	40	630885	5/30/1994	630885	5/30/1994	Registered
		LOGO
150752	Canada	D:ENVIRONMENTAL		755639	5/25/1994	522154	1/25/2000	Registered
		LOGO

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 24

154350	Denmark	D:ENVIRONMENTAL	1, 2, 9, 16, 40,	1994/4047	6/9/1994	1995/97	1/6/1995	Registered
		LOGO	41
151374	Finland	D:ENVIRONMENTAL	1, 2, 9, 16, 40,	2874/1994	6/8/1994	136878	3/6/1995	Registered
		LOGO	41
154368	Ireland	D:ENVIRONMENTAL	40, 41	94/4089	7/4/1994	201547	7/1/1996	Registered
		LOGO
154717	Japan	D:ENVIRONMENTAL	40					Pending
		LOGO
151378	Norway	D:ENVIRONMENTAL	1, 2, 9, 16, 40,	94/3181	6/8/1994	169359	8/31/1995	Registered
		LOGO	41
151382	Sweden	D:ENVIRONMENTAL	1, 2, 9, 16, 40,	94/5997	6/7/1994	301819	5/19/1995	Registered
		LOGO	41
156298	United States	D:ENVIRONMENTAL	16	74/581380	10/3/1994	2016189	11/12/1996	Registered
		LOGO
162402	United Kingdom	D:GOLD CIRCLE	41	2018451	4/24/1995	2018451	4/24/1995	Registered
151977	United Kingdom	D:GOLD CIRCLE	16	2000915	10/31/1994	2000915	10/31/1994	Registered
135483	Australia	D:KEYKODE	9	A552101	3/15/1991	A552101	2/25/1993	Registered
135478	Australia	D:KEYKODE	1	A552100	3/15/1991	A552100	12/22/1992	Registered
157720	Canada	D:KEYKODE		692068	10/24/1991	420246	12/3/1993	Registered
135489	Denmark	D:KEYKODE	1, 9	1991/02109	3/20/1991	1993/01029	2/5/1993	Registered
135494	Finland	D:KEYKODE	1, 9	1321/91	3/18/1991	120186	7/6/1992	Registered
135514	Greece	D:KEYKODE	1, 9	103435	3/29/1991	103435	6/17/1994	Registered
135533	Japan	D:KEYKODE	1, 9	24500/1991	3/11/1991	2656791	4/28/1994	Registered
135550	New Zealand	D:KEYKODE	9	208253	2/19/1991	208253	2/19/1998	Registered
135545	New Zealand	D:KEYKODE	1	208252	2/19/1991	208252	2/19/1998	Registered
135538	Norway	D:KEYKODE	1, 9	91.1414	3/18/1991	155815	3/25/1993	Registered
135551	Sweden	D:KEYKODE	1, 9	91-2481	3/19/1991	246745	2/19/1993	Registered
160120	United States	D:KEYKODE	1	74/144546	3/4/1991	1706087	8/11/1992	Registered
130753	Germany	D:KODAK IMAGE GUARD	1, 9, 16, 41, 42	39526868.0	6/29/1995	39526868	4/30/1996	Registered
		PROGRAM
155027	China (People’s Republic Of)	D:KODAK LENS	9	95014776	2/15/1995	1066035	7/28/1997	Registered
176338	China (People’s Republic Of)	D:KODAK LENS	9	11675288	11/13/2012			Pending Application
155031	Hong Kong	D:KODAK LENS	9	15268/94	12/22/1994	2616/1996	12/22/1994	Registered
159039	Hong Kong	D:KODAK LENS	21	6631/95	6/1/1995	1660/1997	6/1/1995	Registered
167146	Taiwan	D:KODAK LENS	9	87036719	7/29/1998	883785	3/1/2000	Registered
144881	United States	D:KODAK LENS	9	74/370214	3/22/1993	1865215	11/29/1994	Registered
159231	United Kingdom	D:KODAK PROCESSING	40	2018446	4/24/1995	2018446	4/24/1995	Registered
		LOGOSTYLE
159669	Finland	D:PERSON SHOWING	16	1099/92	3/6/1992	125309	2/22/1993	Registered
		HANDS IN FILMSTRIP

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 25

159674	Norway	D:PERSON SHOWING	16	92.1143	3/6/1992	157685	7/8/1993	Registered
		HANDS IN FILMSTRIP
135736	Argentina	D:PHOTO CD	40	2431258	5/16/2003	1939934	7/7/2003	Registered
135731	Argentina	D:PHOTO CD	16	2431284	5/16/2003	1939373	7/4/2003	Registered
135726	Argentina	D:PHOTO CD	9	2416992	3/11/2003	1976700	3/31/2004	Registered
135816	Brazil	D:PHOTO CD	40	816642591	3/12/1992	816642591	5/17/1994	Registered
135808	Brazil	D:PHOTO CD	16	816642575	3/12/1992	816642575	10/26/1993	Registered
135786	Brazil	D:PHOTO CD	9.35, 9.40, 9.45	816642567	3/12/1992	816642567	11/30/1993	Registered
130958	China (People’s Republic Of)	D:PHOTO CD	16	93016077		693888	6/14/1994	Registered
135842	Denmark	D:PHOTO CD	9, 16, 40	1990/06927	9/11/1990	1993/00280	1/15/1993	Registered
165684	Iceland	D:PHOTO CD	9, 16, 40	1087/1992	11/6/1992	544/1993	6/25/1993	Registered
136157	India	D:PHOTO CD	16	534988	8/10/1990	534988	8/10/1997	Registered
136152	India	D:PHOTO CD	9	534989	8/10/1990	534989	8/10/1990	Registered
136159	Japan	D:PHOTO CD	1, 9	91977/90	8/8/1990	2515149	3/31/1993	Registered
136164	Japan	D:PHOTO CD	11	91978/1990	8/8/1990	2601768	11/30/1993	Registered
139554	Laos	D:PHOTO CD	9	2131	6/3/1993	1363	6/4/2003	Registered
170490	Laos	D:PHOTO CD	16	2131	6/3/1993	1364	6/4/2003	Registered
170491	Laos	D:PHOTO CD	40	2131	6/3/1993	1365	6/4/2003	Registered
139540	Myanmar	D:PHOTO CD	9, 16, 40			3663/1993	11/29/1993	Registered
136234	Norway	D:PHOTO CD	9, 16, 40, 42	90.4591	9/11/1990	155882	4/1/1993	Registered
136372	Taiwan	D:PHOTO CD	73	81-04243	1/28/1992	662625	12/1/1994	Registered
170214	India	D:PHOTOGRAPHER	16	1211663	7/4/2003	1211663	7/4/2003	Registered
		ON-CALL
170577	Canada	D:PROSHOTS (EKC LENS		1190878	9/16/2003	TMA620583	9/24/2004	Registered
		DESIGN)
170576	Canada	D:PROSHOTS (HICKS’		1190522	9/15/2003	625465	11/16/2004	Registered
		LENS DESIGN)
159343	Canada	D:Q-LAB/KODAK PRO LAB		689998	9/20/1991	408090	2/12/1993	Registered
		MONITORING SVC (B&W)
146393	Denmark	D:RAINBOW K	1, 9, 16, 40	1993/05941	9/16/1993	1993/08856	12/24/1993	Registered
146397	Greece	D:RAINBOW K	1, 9, 16, 40	116623	11/9/1993	116623	11/9/1993	Registered
146196	Hong Kong	D:RAINBOW K	40	10589/93	10/6/1993	5465/1996	10/6/1993	Registered
146192	Hong Kong	D:RAINBOW K	16	10588/93	10/6/1993	10923/1995	10/6/1993	Registered
146188	Hong Kong	D:RAINBOW K	9	10587/93	10/6/1993	10922/1995	10/6/1993	Registered
146184	Hong Kong	D:RAINBOW K	1	10586/93	10/6/1993	10921/1995	10/6/1993	Registered
145481	Indonesia	D:RAINBOW K	40	V00.2003.02625	3/21/2003	IDM000002021	3/31/2004	Registered
				.02628
145476	Indonesia	D:RAINBOW K	16	R00.2003.02627	3/21/2003	IDM000002023	3/31/2004	Registered
				.02630

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 26

145473	Indonesia	D:RAINBOW K	9	R00.2003.02626	3/21/2003	IDM000002022	3/31/2004	Registered
				.02629
145469	Indonesia	D:RAINBOW K	1	R00.2003.02628	3/21/2003	IDM000002024	3/31/2004	Registered
				.02631
145287	Israel	D:RAINBOW K	16	88873	9/7/1993	88873	7/4/1995	Registered
145282	Israel	D:RAINBOW K	9	88872	9/7/1993	88872	7/4/1995	Registered
145279	Israel	D:RAINBOW K	1	88871	9/7/1993	88871	7/4/1995	Registered
145292	Israel	D:RAINBOW K	40	88874	9/7/1993	88874	9/7/1995	Registered
147440	Mexico	D:RAINBOW K	40	180558	10/14/1993	451228	2/2/1994	Registered
147435	Mexico	D:RAINBOW K	16	180559	10/14/1993	448286	12/7/1993	Registered
147432	Mexico	D:RAINBOW K	9	180560	10/14/1993	448061	12/3/1993	Registered
147428	Mexico	D:RAINBOW K	1	180557	10/14/1993	448060	12/3/1993	Registered
146321	Singapore	D:RAINBOW K	1	S/8733/93	11/9/1993	T93/08733E	11/9/1993	Registered
146333	Singapore	D:RAINBOW K	40	B T93/08730J	11/9/1993	T93/08730J	11/9/1993	Registered
146329	Singapore	D:RAINBOW K	16	S/8731/93	11/9/1993	T93/08731I	11/9/1993	Registered
146325	Singapore	D:RAINBOW K	9	S/B8732/93	11/9/1993	T93/08732G	11/9/1993	Registered
146317	Thailand	D:RAINBOW K	40	257005	12/9/1993	Bor2539	12/9/1993	Registered
146313	Thailand	D:RAINBOW K	16	257004	12/9/1993	Kor61202	12/9/1993	Registered
146309	Thailand	D:RAINBOW K	9	257003	12/9/1993	Kor61685	12/9/1993	Registered
146304	Thailand	D:RAINBOW K	1	257002	12/9/1993	Kor25126	12/9/1993	Registered
145259	Turkey	D:RAINBOW K	9, 16		9/24/1993	146842	9/24/1993	Registered
145703	Norway	D:RECYCLABLE CAMERA	9	91.0860	2/14/1991	159179	9/9/1993	Registered
		LOGO
168668	Brazil	D:SELLERS’ INSIGNIA	42	200008676	8/4/1998	200008676	5/22/2001	Registered
167123	Brazil	D:SELLERS’ INSIGNIA	16	820961558	8/4/1998	820961558	5/22/2001	Registered
167122	Brazil	D:SELLERS’ INSIGNIA	9	820961566	8/4/1998	820961566	2/3/2004	Registered
167121	Brazil	D:SELLERS’ INSIGNIA	1	820961612	8/4/1998	820961612	5/22/2001	Registered
167124	Brazil	D:SELLERS’ INSIGNIA	40	820961540	8/4/1998	820961540	5/22/2001	Registered
171012	Brazil	D:SELLERS’ INSIGNIA	1	200043463	8/4/1998	200043463	2/3/2004	Registered
168732	China (People’s Republic Of)	D:SELLERS’ INSIGNIA	40, 42					Pending Application
153900	El Salvador	D:SELLERS’ INSIGNIA	1	1965/91	8/15/1991	53BOOK11	6/23/1992	Registered
153919	El Salvador	D:SELLERS’ INSIGNIA	40	1961/91	8/15/1991	217BOOK13	10/22/1992	Registered
153915	El Salvador	D:SELLERS’ INSIGNIA	16	1966/91	8/15/1991	138BOOK15	2/25/1993	Registered
153905	El Salvador	D:SELLERS’ INSIGNIA	9	1950/91	8/15/1991	201BOOK18	7/28/1993	Registered
153895	El Salvador	D:SELLERS’ INSIGNIA	40	1948/91	8/15/1991	50BOOK11	6/23/1992	Registered
153884	El Salvador	D:SELLERS’ INSIGNIA	10	1951/91	8/15/1991	190BOOK13	10/20/1992	Registered
153879	El Salvador	D:SELLERS’ INSIGNIA	9	1952/91	8/15/1991	216BOOK13	10/22/1992	Registered
153874	El Salvador	D:SELLERS’ INSIGNIA	1	1932/91	8/14/1991	95BOOK14	11/13/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 27

153909	El Salvador	D:SELLERS’ INSIGNIA	10	1947/91	8/15/1991	186BOOK18	7/28/1993	Registered
144140	Greece	D:SELLERS’ INSIGNIA	35, 36, 40	114998	7/8/1993	114998	7/8/1993	Registered
153865	Iceland	D:SELLERS’ INSIGNIA	1, 9, 16, 40	880/1991	9/26/1991	62/1992	1/23/1992	Registered
144624	Israel	D:SELLERS’ INSIGNIA	40	88467	8/5/1993	88467	9/7/1995	Registered
144620	Israel	D:SELLERS’ INSIGNIA	16	88466	8/5/1993	88466	6/11/1995	Registered
144612	Israel	D:SELLERS’ INSIGNIA	9	88465	8/5/1993	88465	6/11/1995	Registered
144608	Israel	D:SELLERS’ INSIGNIA	1	88464	8/5/1993	88464	6/11/1995	Registered
153870	Poland	D:SELLERS’ INSIGNIA	1, 9, 16, 40	96479	2/8/1991	70703	2/8/1991	Registered
169336	Singapore	D:SELLERS’ INSIGNIA	40	T02/04351H	4/3/2002	T02/04351H	4/3/2002	Registered
169337	Singapore	D:SELLERS’ INSIGNIA	41	T02/04352F	4/3/2002	T02/04352F	4/3/2002	Registered
166488	Singapore	D:SELLERS’ INSIGNIA	16	T97/13454J	11/3/1997	T97/13454J	11/3/1997	Registered
166487	Singapore	D:SELLERS’ INSIGNIA	9	T97/13455I	11/3/1997	T97/13455I	11/3/1997	Registered
166486	Singapore	D:SELLERS’ INSIGNIA	1	T97/13456G	11/3/1997	T97/13456G	11/3/1997	Registered
169301	Singapore	D:SELLERS’ INSIGNIA	35	T02/04350Z	4/3/2002	T02/04350Z	4/3/2002	Registered
167994	Taiwan	D:SELLERS’ INSIGNIA	42	88061168	12/7/1999	131627	10/16/2000	Registered
167993	Taiwan	D:SELLERS’ INSIGNIA	40	88061167	12/7/1999	136900	1/16/2001	Registered
167992	Taiwan	D:SELLERS’ INSIGNIA	35	88061166	12/7/1999	135672	1/1/2001	Registered
153890	El Salvador	D:SELLERS’ INSIGNIA-Y&R	16	1953/91	8/15/1991	121BOOK14	11/18/1992	Registered
170430	Argentina	D:SHARE	9	2838956	7/16/2008	2300432	7/7/2009	Registered
175621	Argentina	D:SHARE	38	2838957	7/16/2008	2300433	7/7/2009	Registered
170431	Australia	D:SHARE	9, 38, 40	963590	7/28/2003	963590	7/28/2003	Registered
170432	Brazil	D:SHARE	9	825756936	8/8/2003	825756936	7/3/2007	Registered
170433	Canada	D:SHARE		1199959	12/18/2003	637016	4/8/2005	Registered
170434	China (People’s Republic Of)	D:SHARE	38	3767851	10/24/2003	3767851	8/21/2008	Registered
170905	China (People’s Republic Of)	D:SHARE	40	3767848		3767848	3/28/2006	Registered
170459	France	D:SHARE	9, 38, 39, 40, 41	03 3 238 565	7/28/2003	033238565	7/28/2003	Registered
170436	India	D:SHARE	9	1219446	8/1/2003	1219446	8/1/2003	Registered
170437	Indonesia	D:SHARE	9	D00.2003.20823	8/18/2003	IDM000073254	5/8/2006	Registered
				.21008
170498	Indonesia	D:SHARE	38	D00.2003.20824	8/8/2003	IDM000025508	8/8/2003	Registered
				.21009
170499	Indonesia	D:SHARE	40	D00.2003.20825	8/8/2003	IDM000025509	8/8/2003	Registered
				.21010
171824	Japan	D:SHARE	9	40038/2004		4837804	2/10/2005	Registered
170438	Japan	D:SHARE	9, 38, 40	77135/2003	9/5/2003	4817501	11/12/2004	Registered
170439	Mexico	D:SHARE	9	611918	7/28/2003	884230	2/16/2004	Registered
170449	Mexico	D:SHARE	38	611919	7/28/2003	903927	10/19/2005	Registered
170451	Mexico	D:SHARE	40	611917	7/28/2003	857482	5/27/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 28

170440	South Korea	D:SHARE	9, 38, 40	45-2003-2837	8/2/2003	11829	2/15/2005	Registered
170441	Taiwan	D:SHARE	9	092046302	7/29/2003	1136267	1/16/2005	Registered
170452	Taiwan	D:SHARE	38	092046305	7/29/2003	1112836	7/16/2004	Registered
170453	Taiwan	D:SHARE	40	092046307	7/29/2003	1103126	5/16/2004	Registered
160761	Argentina	D:TRIANGLE IN COLORS	16	2683231	7/5/2006	2142663	2/19/2007	Registered
160756	Argentina	D:TRIANGLE IN COLORS	9	2683230	7/5/2006	2142662	2/19/2007	Registered
160751	Argentina	D:TRIANGLE IN COLORS	1	2683229	7/5/2006	2142661	2/19/2007	Registered
160771	Australia	D:TRIANGLE IN COLORS	1, 9, 16, 40	671724	9/6/1995	671724	9/6/1995	Registered
130789	Austria	D:TRIANGLE IN COLORS	1, 9, 16, 40			162090	1/30/1996	Registered
139828	Benelux	D:TRIANGLE IN COLORS	1, 9, 16, 40	079845	8/30/1995	584956	8/30/1995	Registered
160811	Canada	D:TRIANGLE IN COLORS		792546	9/12/1995	506230	1/8/1999	Registered
160826	Chile	D:TRIANGLE IN COLORS	16	696731	7/22/2005	735559	10/7/2005	Registered
160821	Chile	D:TRIANGLE IN COLORS	9	696730	7/22/2005	735558	10/7/2005	Registered
160816	Chile	D:TRIANGLE IN COLORS	1	696729	7/22/2005	735557	10/7/2005	Registered
164049	Croatia	D:TRIANGLE IN COLORS	1, 9, 16, 40	Z951302	9/1/1995	Z951302	4/9/1997	Registered
163999	Czech Republic	D:TRIANGLE IN COLORS	1, 9, 16, 40	O-103327-95	8/30/1995	201885	7/28/1997	Registered
162560	Denmark	D:TRIANGLE IN COLORS	1, 9, 16, 40	6334/95	8/23/1995	2115/1996	3/29/1996	Registered
164358	Egypt	D:TRIANGLE IN COLORS	40	97457	9/18/1995	97457	7/18/2001	Registered
164351	Egypt	D:TRIANGLE IN COLORS	16	97456	9/18/1995	97456	5/6/2000	Registered
164348	Egypt	D:TRIANGLE IN COLORS	9	97455	9/18/1995	97455	5/11/1999	Registered
164343	Egypt	D:TRIANGLE IN COLORS	1	97454	9/18/1995	97454	7/22/2000	Registered
162566	Finland	D:TRIANGLE IN COLORS	1, 9, 16	5167/95	9/8/1995	200664	5/31/1996	Registered
162921	France	D:TRIANGLE IN COLORS	1, 9, 16, 40	95/585108	8/18/1995	95/585108	8/18/1995	Registered
130784	Germany	D:TRIANGLE IN COLORS	1, 9, 16, 40	39536697.6	9/7/1995	39536697	6/17/1996	Registered
162569	Greece	D:TRIANGLE IN COLORS	1, 9, 16, 40	126142	9/13/1995	126142	9/13/1995	Registered
160891	Hong Kong	D:TRIANGLE IN COLORS	40	10432/1995	8/17/1995	4032/1997	8/17/1995	Registered
160886	Hong Kong	D:TRIANGLE IN COLORS	16	10431/1995	8/17/1995	4031/1997	8/17/1995	Registered
160881	Hong Kong	D:TRIANGLE IN COLORS	9	10430/1995	8/17/1995	4030/1997	8/17/1995	Registered
160876	Hong Kong	D:TRIANGLE IN COLORS	1	10429/1995	8/17/1995	4029/1997	8/17/1995	Registered
162574	Iceland	D:TRIANGLE IN COLORS	1, 9, 16	1061/95	8/28/1995	70/1996	1/25/1996	Registered
160925	Indonesia	D:TRIANGLE IN COLORS	16	D95-19238	10/17/1995	IDM000027629	1/18/2005	Registered
160929	Indonesia	D:TRIANGLE IN COLORS	40	J95 19239	10/17/1995	IDM000027628	1/18/2005	Registered
160921	Indonesia	D:TRIANGLE IN COLORS	9	J95 19237	10/17/1995	IDM000027631	1/18/2005	Registered
160915	Indonesia	D:TRIANGLE IN COLORS	1	D95 19236	10/17/1995	IDM000027630	1/18/2005	Registered
131005	Italy	D:TRIANGLE IN COLORS	1, 9, 16, 40	MI95CO10498	10/24/1995	731731	10/23/1997	Registered
165079	Macedonia	D:TRIANGLE IN COLORS	1, 9, 16, 40	Z-657/95	9/7/1995	Z-6471	9/7/1995	Registered
160989	Mexico	D:TRIANGLE IN COLORS	40	241663	8/30/1995	507183	10/19/1995	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 29

160984	Mexico	D:TRIANGLE IN COLORS	16	241662	8/30/1995	508193	10/26/1995	Registered
160978	Mexico	D:TRIANGLE IN COLORS	9		8/30/1995	514266	1/18/1996	Registered
160973	Mexico	D:TRIANGLE IN COLORS	1	241664	8/30/1995	509031	10/30/1995	Registered
161012	New Zealand	D:TRIANGLE IN COLORS	40	252281	8/11/1995	252281	8/11/1995	Registered
161003	New Zealand	D:TRIANGLE IN COLORS	16	252280	8/11/1995	252280	8/11/1995	Registered
160998	New Zealand	D:TRIANGLE IN COLORS	9	252279	8/11/1995	252279	8/11/1995	Registered
160993	New Zealand	D:TRIANGLE IN COLORS	1	252278	8/11/1995	252278	8/11/1995	Registered
162600	Norway	D:TRIANGLE IN COLORS	1, 9, 16	19955233	8/24/1995	177968	11/14/1996	Registered
161021	Pakistan	D:TRIANGLE IN COLORS	9	132716	11/6/1995	132716	11/6/1995	Registered
161016	Pakistan	D:TRIANGLE IN COLORS	1	132715	11/6/1995	132715	11/6/1995	Registered
161026	Pakistan	D:TRIANGLE IN COLORS	16	132714	11/6/1995	132714	11/6/1995	Registered
161036	Peru	D:TRIANGLE IN COLORS	1	278232	9/6/1995	21142	11/15/1995	Registered
161041	Peru	D:TRIANGLE IN COLORS	9	278196	9/6/1995	21542	12/4/1995	Registered
161051	Peru	D:TRIANGLE IN COLORS	40	278198	9/6/1995	5807	12/4/1995	Registered
161046	Peru	D:TRIANGLE IN COLORS	16	278197	9/6/1995	21543	12/4/1995	Registered
165064	Portugal	D:TRIANGLE IN COLORS	1, 9, 16	312487	9/12/1995	312487	7/15/1996	Registered
131446	Russian Federation	D:TRIANGLE IN COLORS	1, 9, 16, 40	95710697	9/22/1995	150193	2/28/1997	Registered
165069	Serbia and Montenegro	D:TRIANGLE IN COLORS	1, 9, 16, 40	Z-603/95	8/29/1995	40939	3/13/1998	Registered
162200	Singapore	D:TRIANGLE IN COLORS	40	S/9513/95	10/4/1995	T95/09513J	10/4/1995	Registered
162195	Singapore	D:TRIANGLE IN COLORS	16	S/9512/95	10/4/1995	T95/09512B	10/4/1995	Registered
162190	Singapore	D:TRIANGLE IN COLORS	9	S/9511/95	10/4/1995	T95/09511D	10/4/1995	Registered
162185	Singapore	D:TRIANGLE IN COLORS	1	S/9510/95	10/4/1995	T95/09510F	10/4/1995	Registered
165074	Slovenia	D:TRIANGLE IN COLORS	1, 9, 16, 40	Z-9571114	9/18/1995	9571114	9/18/1995	Registered
174329	Spain	D:TRIANGLE IN COLORS	1, 9, 16, 40	2684619	9/13/2005	2684619	9/13/2005	Registered
162605	Sweden	D:TRIANGLE IN COLORS	1, 9, 16	9321/95	8/22/1995	319497	11/15/1996	Registered
166340	Switzerland	D:TRIANGLE IN COLORS	1, 9, 16, 40	439794	8/28/1995	439794	8/28/1995	Registered
161067	Taiwan	D:TRIANGLE IN COLORS	16	84045080	9/5/1995	737778	12/1/1996	Registered
161061	Taiwan	D:TRIANGLE IN COLORS	9	84045081	9/5/1995	727951	9/16/1996	Registered
161056	Taiwan	D:TRIANGLE IN COLORS	1	84045083	9/5/1995	742456	1/1/1997	Registered
161092	Thailand	D:TRIANGLE IN COLORS	40	293163	9/13/1995	Bor4635	9/13/1995	Registered
161087	Thailand	D:TRIANGLE IN COLORS	16	293162	9/13/1995	Kor47948	9/13/1995	Registered
161082	Thailand	D:TRIANGLE IN COLORS	9	293161	9/13/1995	Kor47949	9/13/1995	Registered
161077	Thailand	D:TRIANGLE IN COLORS	1	293160	9/13/1995	Kor47371	9/13/1995	Registered
162609	United Kingdom	D:TRIANGLE IN COLORS	1, 9, 16, 40	2031329	8/24/1995	2031329	8/24/1995	Registered
139824	Vietnam	D:TRIANGLE IN COLORS	Rene, onl, 1, 9,	NH0845/96	8/27/1996	27556	7/13/1998	Registered
			16, 40

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 30

142727	India	D:TURNED CORNER	16			311832	1/21/1976	Registered
		SQUARE
141464	Venezuela	D:TURNED CORNER	16			87408-F	7/27/1978	Registered
		SQUARE
142751	Venezuela	D:TURNED CORNER	9			87407-F	7/27/1978	Registered
		SQUARE
142747	Venezuela	D:TURNED CORNER	50			13527-D	6/15/1978	Registered
		SQUARE
144104	South Africa	D:TURNED	40	85/6007	8/15/1985	85/6007	8/15/1985	Registered
		CORNER-DOTTED LINES
146670	United States	D-19	1	445386	7/16/1941	409000	9/12/1944	Registered
137910	United States	D-76	1	00445388	7/16/1941	00401501	5/25/1943	Registered
136712	Argentina	DEKTOL	1	2816594	4/11/2008	2286235	5/8/2009	Registered
136742	Denmark	DEKTOL	1	648/85	1/30/1985	2325/86	8/29/1986	Registered
136747	Finland	DEKTOL	1	340/85	2/1/1985	97758	2/5/1987	Registered
136761	Greece	DEKTOL	1	23157	4/7/1958	23157	4/7/1998	Registered
136768	Hong Kong	DEKTOL	1	46/49	1/15/1977	19490858	1/15/1949	Registered
136878	Indonesia	DEKTOL	1	D97-19744		IDM000158967	3/15/1998	Registered
136887	Japan	DEKTOL	1	714053/92	7/6/1992	417035	10/18/1952	Registered
169587	Mexico	DEKTOL	1, 2, 3, 4, 5, 17,	37130	11/25/1947	57417	11/6/1948	Registered
			29
136899	Norway	DEKTOL	1	19850364	1/28/1985	123882	1/9/1986	Registered
136912	Panama	DEKTOL	1			660	5/20/1971	Registered
136919	Peru	DEKTOL	1			38900	2/27/1996	Registered
136933	Singapore	DEKTOL	1		9/6/1970	T4911659G	9/6/1949	Registered
136931	Sweden	DEKTOL	1			206736	7/31/1997	Registered
136704	United States	DEKTOL	1	71482365	4/20/1945	417214	10/16/1945	Registered
136951	Venezuela	DEKTOL	6		11/11/1996	26708		Registered
144581	Denmark	DEKTOMATIC	1, 9	1983/3328	7/5/1983	1984/2384	6/29/1984	Registered
144585	Finland	DEKTOMATIC	1, 9	3514/1983	6/27/1983	93789	9/20/1985	Registered
144695	Norway	DEKTOMATIC	1, 9	832036	6/22/1983	118163	8/16/1984	Registered
144704	Sweden	DEKTOMATIC	1, 9	83-4048	6/21/1983	192285	8/3/1984	Registered
174187	China (People’s Republic Of)	DIAMONDPLATE	7	3621008	7/7/2003	3621008	7/7/2005	Registered
174186	Hong Kong	DIAMONDPLATE	1, 7	300042876	7/4/2003	300042876	7/4/2003	Registered
174629	Japan	DIAMONDPLATE	1	H06-092665	9/12/1994	3280584	4/11/1997	Registered
174189	Singapore	DIAMONDPLATE	1	T03/09782D	7/3/2003	T03/09782D	7/3/2003	Registered
174190	Singapore	DIAMONDPLATE	7	T03/09783B	7/3/2003	T03/09783B	7/3/2003	Registered
174191	South Korea	DIAMONDPLATE	7	40-2003-30408	7/4/2003	596918	10/22/2004	Registered
174194	Thailand	DIAMONDPLATE	1	530621	9/17/2003	TM199222	7/2/2004	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 31

174195	Thailand	DIAMONDPLATE	7	530622	9/17/2003	TM204573	9/17/2003	Registered
174630	Japan	DIAMONDPLATE in	1	H06-092666	9/12/1994	3280585	4/11/1997	Registered
		Katakana characters
171517	Argentina	DIGIMASTER	9	2274355		1930437	9/19/2003	Registered
171516	Argentina	DIGIMASTER	7	2247354	9/5/2000	1840124	8/10/2001	Registered
171518	Australia	DIGIMASTER	7, 9	829313	3/27/2000	829313	3/27/2000	Registered
171520	Bahrain	DIGIMASTER	9		3/26/2000	TM27288	3/26/2000	Registered
171521	Brazil	DIGIMASTER	9	822114798	3/30/2000	822114798	9/8/2009	Registered
171522	Canada	DIGIMASTER		1052980	3/30/2000	TMA577275	3/11/2003	Registered
171523	Chile	DIGIMASTER	9	916836	8/13/2010	903804	9/27/2010	Registered
171524	Chile	DIGIMASTER	7	932879	12/16/2010	910931	11/3/2010	Registered
171526	China (People’s Republic Of)	DIGIMASTER	9			1694306	1/7/2002	Registered
171525	China (People’s Republic Of)	DIGIMASTER	7			1681800	12/14/2001	Registered
171528	Colombia	DIGIMASTER	9	022976		238409	7/9/2001	Registered
171527	Colombia	DIGIMASTER	7	022970	3/9/2011	235795	5/8/2001	Registered
171530	Czech Republic	DIGIMASTER	9	153608	3/27/2000	234907	7/30/2001	Registered
172214	Egypt	DIGIMASTER	9	131659	3/23/2000	131659	9/13/2006	Registered
171529	European Union	DIGIMASTER	7, 9	1558790	3/15/2000	1558790	3/15/2000	Registered
171544	France	DIGIMASTER	7, 9	96/647170	10/22/1996	96647170	10/22/1996	Registered
171545	Germany	DIGIMASTER	7, 9	30020004.8	3/15/2000	30020004.8	7/4/2000	Registered
171546	Germany	DIGIMASTER	7, 9	39612204.3	3/13/1996	39612204.3	7/17/1996	Registered
171547	Hong Kong	DIGIMASTER	9	2001B14163	9/30/1999	2001B14163	9/30/1999	Registered
171548	Hong Kong	DIGIMASTER	7	2002B02862	3/28/2000	2002B02862	3/28/2000	Registered
171549	Hungary	DIGIMASTER	7, 9	M-00-01675	3/24/2000	166175	3/24/2000	Registered
171550	Indonesia	DIGIMASTER	9	473502	4/14/2000	IDM000257242	7/7/2010	Registered
171551	Israel	DIGIMASTER	7	136028	3/20/2000	136028	9/5/2001	Registered
171552	Israel	DIGIMASTER	9	136027	3/20/2000	136027	9/5/2001	Registered
171553	Japan	DIGIMASTER	7	2000-029705	3/24/2000	4557454	4/5/2002	Registered
171554	Japan	DIGIMASTER	9	2000-029706	3/24/2000	4447821	1/19/2001	Registered
171555	Jordan	DIGIMASTER	9	57306	9/30/1999	57306	3/30/2000	Registered
171556	Jordan	DIGIMASTER	7	57189	3/30/2000	57189	9/23/2001	Registered
171557	Lebanon	DIGIMASTER	7, 9	83217	4/11/2000	83217	4/11/2000	Registered
171558	Liechtenstein	DIGIMASTER	7, 9	11631	3/28/2000	11631	7/24/2000	Registered
171559	Malaysia	DIGIMASTER	9	2000/03589	9/30/1999	2000/03589	9/30/1999	Registered
171560	Mexico	DIGIMASTER	9	418502	3/30/2000	822716	3/30/2000	Registered
171561	Mexico	DIGIMASTER	7	418501	3/30/2000	831695	3/30/2000	Registered
171562	Mexico	DIGIMASTER	9	557981	7/25/2002	828246	7/25/2002	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 32

171574	Montenegro (Republic of)	DIGIMASTER	9	Z-423/00	5/12/2000	06054PP	2/9/2004	Registered
171563	Morocco	DIGIMASTER	9	73526	5/17/2000	73526	5/17/2000	Registered
171564	New Zealand	DIGIMASTER	7	611362	3/28/2000	611362	9/28/2000	Registered
171565	New Zealand	DIGIMASTER	9	611363	3/28/2000	611363	9/28/2000	Registered
171566	Norway	DIGIMASTER	7, 9	200003255	3/20/2000	206457	1/11/2001	Registered
171568	Peru	DIGIMASTER	7	462557	7/27/2011	75900	10/31/2001	Registered
171569	Poland	DIGIMASTER	7, 9	Z-216116	3/30/2000	R-151338	3/30/2000	Registered
171570	Romania	DIGIMASTER	7, 9	M 2000 01467	3/28/2000	45142	3/28/2000	Registered
171571	Russian Federation	DIGIMASTER	7, 9, 35, 42	2000706953	3/29/2000	223942	10/7/2002	Registered
171572	Saudi Arabia	DIGIMASTER	9	63151	3/25/2000	548/79	11/7/2000	Registered
171573	Saudi Arabia	DIGIMASTER	7	63150	3/25/2000	556/33	1/8/2001	Registered
171575	Slovak Republic	DIGIMASTER	9	933-2000	3/29/2000	196120	7/16/2001	Registered
171576	South Africa	DIGIMASTER	9	2000/05537	3/27/2000	2000/05537	3/27/2000	Registered
171578	Taiwan	DIGIMASTER	7	89032376	6/8/2000	954393	8/16/2001	Registered
171579	Taiwan	DIGIMASTER	9	89032377	6/8/2000	960039	9/16/2001	Registered
171580	Thailand	DIGIMASTER	9	415838	3/30/2000	KOR155446	3/27/2002	Registered
171581	Thailand	DIGIMASTER	7	415837	3/30/2000	KOR130195	3/8/2001	Registered
171582	Tunisia	DIGIMASTER	7, 9	EE 00.0474	3/22/2000	EE00.0474	3/22/2000	Registered
171583	Turkey	DIGIMASTER	7, 9	2000/05497	3/29/2000	2000/05497	3/29/2000	Registered
171584	Ukraine	DIGIMASTER	7, 9	2000031287	3/30/2000	30181	3/3/2000	Registered
171585	United Arab Emirates	DIGIMASTER	9	35561	3/28/2000	25295	8/19/2000	Registered
171586	United Arab Emirates	DIGIMASTER	7	35560	3/28/2000	31576	4/24/2002	Registered
171588	Uruguay	DIGIMASTER	7, 9	414406	7/22/2010	321620	10/23/2000	Registered
171589	Venezuela	DIGIMASTER	7	336592	10/10/2001	P-233072	8/27/2001	Registered
171590	Vietnam	DIGIMASTER	7, 9	47275	3/30/2000	38523	10/8/2001	Registered
171591	Vietnam	DIGIMASTER	9	45842	3/30/2000	38689	10/31/2001	Registered
170771	Canada	DIGITAL ICE3		1053026	3/30/2000	TMA563416	6/13/2002	Registered
157768	Canada	DIGITAL SCIENCE		775675	2/17/1995	492660	4/8/1998	Registered
157642	Brazil	DIGITAL SCIENCE W/DS	16.10, 16.20,	818401869	3/31/1995			Pending
		(STYLIZED)	16.40
157940	Cyprus	DIGITAL SCIENCE W/DS	9	42574	4/28/1995	42574	4/28/1995	Registered
		(STYLIZED)
158115	Dominican Republic	DIGITAL SCIENCE W/DS	70		10/13/1995	81286	12/15/1995	Registered
		(STYLIZED)
158110	Dominican Republic	DIGITAL SCIENCE W/DS	66			79274	8/15/1995	Registered
		(STYLIZED)
158105	Dominican Republic	DIGITAL SCIENCE W/DS	11		6/30/1995	78739	8/15/1995	Registered
		(STYLIZED)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 33

157945	Ghana	DIGITAL SCIENCE W/DS	9		7/19/1995			Pending
		(STYLIZED)
158199	Hong Kong	DIGITAL SCIENCE W/DS	10	3627/95	3/28/1995	B8327/1998	3/28/1995	Registered
		(STYLIZED)
158224	Hong Kong	DIGITAL SCIENCE W/DS	42	3624/95	3/28/1995	B8324/1998	3/28/1995	Registered
		(STYLIZED)
158219	Hong Kong	DIGITAL SCIENCE W/DS	38	3623/95	3/28/1995	B8323/1998	3/28/1995	Registered
		(STYLIZED)
158204	Hong Kong	DIGITAL SCIENCE W/DS	16	3628/95	3/28/1995	B8328/1998	3/28/1995	Registered
		(STYLIZED)
158194	Hong Kong	DIGITAL SCIENCE W/DS	9	3626/95	3/28/1995	B8326/1998	3/28/1995	Registered
		(STYLIZED)
158185	Hong Kong	DIGITAL SCIENCE W/DS	1	3625/95	3/28/1995	B8325/1998	3/28/1995	Registered
		(STYLIZED)
158209	Hong Kong	DIGITAL SCIENCE W/DS	35	3629/95	3/28/1995	B8329/1998	3/28/1995	Registered
		(STYLIZED)
157949	Iceland	DIGITAL SCIENCE W/DS	9					Pending
		(STYLIZED)
157824	India	DIGITAL SCIENCE W/DS	16	660749	3/28/1995			Pending
		(STYLIZED)
157820	India	DIGITAL SCIENCE W/DS	9	660748	3/28/1995			Pending
		(STYLIZED)
157814	India	DIGITAL SCIENCE W/DS	1	660747	3/28/1995			Pending
		(STYLIZED)
157896	Israel	DIGITAL SCIENCE W/DS	35	97887	4/3/1995	97887	10/8/1996	Registered
		(STYLIZED)
157905	Israel	DIGITAL SCIENCE W/DS	42	97889	4/3/1995	97889	10/8/1996	Registered
		(STYLIZED)
157901	Israel	DIGITAL SCIENCE W/DS	38	97888	4/3/1995	97888	10/8/1996	Registered
		(STYLIZED)
157891	Israel	DIGITAL SCIENCE W/DS	16	97886	4/3/1995	97886	10/8/1996	Registered
		(STYLIZED)
157883	Israel	DIGITAL SCIENCE W/DS	9	97885	4/3/1995	97885	10/8/1996	Registered
		(STYLIZED)
157879	Israel	DIGITAL SCIENCE W/DS	1	97884	4/3/1995	97884	10/8/1996	Registered
		(STYLIZED)
158414	Japan	DIGITAL SCIENCE W/DS	35	7-27787	3/24/1995			Pending
		(STYLIZED)
131338	Morocco	DIGITAL SCIENCE W/DS	9	57892	11/2/1995			Pending
		(STYLIZED)
158389	Myanmar	DIGITAL SCIENCE W/DS	9	1954/1995	5/22/1995	1954/1995	5/22/1995	Registered
		(STYLIZED)
158349	New Zealand	DIGITAL SCIENCE W/DS	42	247303	3/30/1995	B247303	3/30/1997	Registered
		(STYLIZED)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 34

158344	New Zealand	DIGITAL SCIENCE W/DS	38	247302	3/30/1995	B247302	3/30/1997	Registered
		(STYLIZED)
158339	New Zealand	DIGITAL SCIENCE W/DS	35	247301	3/30/1995	B247301	3/30/1997	Registered
		(STYLIZED)
158334	New Zealand	DIGITAL SCIENCE W/DS	16	247300	3/30/1995	B247300	3/30/1995	Registered
		(STYLIZED)
158329	New Zealand	DIGITAL SCIENCE W/DS	9	247299	3/30/1995	B247299	3/30/1997	Registered
		(STYLIZED)
158324	New Zealand	DIGITAL SCIENCE W/DS	1	247298	3/30/1995	B247298	3/30/1995	Registered
		(STYLIZED)
158040	Venezuela	DIGITAL SCIENCE W/DS	42	4342	3/29/1995			Pending
		(STYLIZED)
148380	Japan	DIGITHERM	1	42761/94	4/27/1994			Pending
141928	United States	DIMEZONE	6	77525	7/13/1959	704798	9/27/1960	Registered
132965	Canada	DIRECT IMAGE		806997	3/14/1996	517337	9/29/1999	Registered
164955	United States	DK-50	1	71445390	7/16/1941	401845	6/15/1943	Registered
173691	Canada	DOLEV		1097785	3/28/2001	TMA574543	1/28/2003	Registered
173321	France	DOLEV	9	1495222	8/26/1988	1495222	8/26/1988	Registered
173322	Germany	DOLEV	9	S47189/9 Wz	8/26/1988	1141966	6/28/1989	Registered
173324	Italy	DOLEV	9	36289C/88	9/2/1988	1297588	7/11/1991	Registered
173325	Japan	DOLEV	9	1988-104544	9/12/1988	2706487	4/28/1995	Registered
173326	United Kingdom	DOLEV	9	1356378	8/31/1988	1356378	8/31/1990	Registered
165844	Mexico	DOUBLE-X	9			459430	5/6/1994	Registered
144463	United States	DOUBLE-X	1	170391	6/5/1963	765871	3/3/1964	Registered
162257	Canada	DS (STYLIZED)		790649	8/21/1995	492662	4/8/1998	Registered
157772	Canada	DS (STYLIZED)		778652	3/24/1995	492666	4/8/1998	Registered
163518	Australia	DURACLEAR	1	A520133	9/27/1996	A520133	9/27/1996	Registered
163527	Denmark	DURACLEAR	1	6981/89	9/21/1989	7202/90	11/9/1990	Registered
163546	Greece	DURACLEAR	1	96005	10/12/1989	96005	12/17/1992	Registered
168559	Argentina	DURACOLOR	1	2312858	10/24/2000	1869288	4/29/2002	Registered
168547	Bolivia	DURACOLOR	1	SM-4284	9/29/2000	87956-C	8/21/2002	Registered
168129	Brazil	DURACOLOR	1	822683199	5/5/2000	822683199	10/13/2010	Registered
168660	Chile	DURACOLOR	1	509656	11/30/2000	599982	7/20/2001	Registered
168579	Costa Rica	DURACOLOR	40		12/4/2000	127460	8/14/2001	Registered
168578	Costa Rica	DURACOLOR	1		12/3/2001	134285	8/14/2002	Registered
168585	El Salvador	DURACOLOR	40	012000009625	12/13/2000	220 Book 141	10/17/2001	Registered
168584	El Salvador	DURACOLOR	1	012000009624	12/13/2000	99 Book 142	10/24/2001	Registered
168587	Guatemala	DURACOLOR	40	M-10779-2000	12/13/2000	111767	7/19/2001	Registered
168586	Guatemala	DURACOLOR	1	M-10778-2000	12/13/2000	122489	2/26/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 35

168132	Mexico	DURACOLOR	40	419567	4/5/2000	699009	4/5/2000	Registered
168131	Mexico	DURACOLOR	16	419566	4/5/2000	655503	4/5/2000	Registered
168591	Nicaragua	DURACOLOR	40	2000/05308	12/14/2000	50246CC	8/6/2001	Registered
168590	Nicaragua	DURACOLOR	1	2000/05307	12/14/2000	50245CC	8/6/2001	Registered
168576	Panama	DURACOLOR	1	112358	1/11/2001	112358 01	1/11/2001	Registered
168577	Panama	DURACOLOR	40	112359	1/11/2001	112359 01	1/11/2001	Registered
168524	Paraguay	DURACOLOR	40	25.097	9/28/2000	354394	7/5/2001	Registered
168523	Paraguay	DURACOLOR	1	25.480	10/2/2000	354395	7/10/2001	Registered
168522	Peru	DURACOLOR	40	114739	9/27/2000	24115	12/29/2000	Registered
168521	Peru	DURACOLOR	1	114738	9/27/2000	68352	12/19/2000	Registered
168529	Uruguay	DURACOLOR	16, 40	326433	9/27/2000	420649	6/6/2011	Registered
168538	Uruguay	DURACOLOR	1	326645	10/5/2000	420650	6/6/2011	Registered
168528	Venezuela	DURACOLOR	40	18218-00	10/4/2000	17877	8/27/2001	Registered
168527	Venezuela	DURACOLOR	1	18219-00	10/4/2000	234105	8/27/2001	Registered
137739	Australia	DURAFLEX	1	A411088	7/2/1984	411088	7/2/1984	Registered
137752	Denmark	DURAFLEX	1	5129/84	9/19/1984	83/86	1/3/1986	Registered
137755	Finland	DURAFLEX	1	3665/85	10/23/1985	102480	10/20/1988	Registered
137772	Greece	DURAFLEX	1	84908	2/19/1987	84908	2/19/1987	Registered
137885	Iceland	DURAFLEX	1	901/1991	9/26/1991	81/1992	1/23/1992	Registered
137892	Japan	DURAFLEX	1, 9	50568/1984	5/17/1984	2206876-1	1/30/1990	Registered
166021	Mexico	DURAFLEX	1	296960	6/3/1997	551568	6/25/1997	Registered
137900	New Zealand	DURAFLEX	1	153576	7/3/1984	153576	7/3/1984	Registered
137895	Norway	DURAFLEX	1			123223	11/28/1985	Registered
137907	Sweden	DURAFLEX	9			205400	4/16/1987	Registered
151959	United Kingdom	DURAFLO	1	2000921	10/31/1994	2000921	10/31/1994	Registered
158059	United States	DURAFLO	1	73467686	2/27/1984	1318806	2/12/1985	Registered
167518	Argentina	DURALIFE	1	2993714	4/9/2010	1787391	4/10/2000	Registered
167519	Australia	DURALIFE	1	784776	2/8/1999	784776	2/8/1999	Registered
168033	Bolivia	DURALIFE	1	SM-0256	1/21/2000	88000-C	8/26/2002	Registered
167520	Brazil	DURALIFE	1	821423738	2/19/1999	821423738	9/17/2002	Registered
167517	Canada	DURALIFE		1004572	2/8/1999	558208	2/20/2002	Registered
167521	Chile	DURALIFE	1	881041	10/13/2009	871458	11/8/2009	Registered
167522	China (People’s Republic Of)	DURALIFE	1	9900016057	2/11/1999	1416044	7/7/2000	Registered
167543	Denmark	DURALIFE	1	VA 1999 00771	2/16/1999	VR 1999/1861	6/4/1999	Registered
167523	Finland	DURALIFE	1	T199900549	2/17/1999	216283	12/15/1999	Registered
167544	Greece	DURALIFE	1	139716	2/18/1999	139716	6/19/2000	Registered
167525	Hong Kong	DURALIFE	1	1544/1999	2/8/1999	199915992	2/8/1999	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 36

167527	Indonesia	DURALIFE	1	D99-5946	4/16/1999	IDM000187438	12/12/2008	Registered
167528	Ireland	DURALIFE	1	99/0530	2/16/1999	211719	2/16/1999	Registered
167529	Japan	DURALIFE	1	10692/1999	2/9/1999	4337086	11/19/1999	Registered
167531	Mexico	DURALIFE	1	363032	2/8/1999	603866	2/9/1999	Registered
167532	New Zealand	DURALIFE	1	304800	2/8/1999	304800	2/8/1999	Registered
167533	Norway	DURALIFE	1	1999 01810	2/18/1999	197490	5/6/1999	Registered
168032	Paraguay	DURALIFE	1	1012847	4/8/2010	226258	7/4/2000	Registered
167534	Peru	DURALIFE	1	078931	3/1/1999	54871	5/14/1999	Registered
167535	Singapore	DURALIFE	1	T99/01209D	2/11/1999	T9901209D	2/11/1999	Registered
167536	South Africa	DURALIFE	1	99/01915	2/8/1999	99/01915	2/8/1999	Registered
167530	South Korea	DURALIFE	1	40-1999-4653	2/12/1999	462823	1/12/2000	Registered
167538	Sweden	DURALIFE	1	99-1295	2/16/1999	340182	9/8/2000	Registered
167539	Taiwan	DURALIFE	1	88005555	2/8/1999	887577	4/1/2000	Registered
167540	Thailand	DURALIFE	1	381089	2/18/1999	Kor108059	2/18/1999	Registered
167541	United Kingdom	DURALIFE	1	2189039	2/17/1999	2189039	2/17/1999	Registered
168015	Uruguay	DURALIFE	1	412269	5/10/2010	319244	7/6/2000	Registered
167542	Venezuela	DURALIFE	1	1803-99	2/11/1999	P-226071	10/8/1999	Registered
146497	Denmark	DURAPRINT	1	5977/85	10/24/1985	VR 1987 00697	2/6/1987	Registered
146513	Greece	DURAPRINT	1	84909	2/19/1987	84909	2/19/1987	Registered
166185	Andorra	DURATRANS	1	3690	1/14/1997	2429	1/14/1997	Registered
145269	Australia	DURATRANS	1			A314468	1/5/1978	Registered
145275	Canada	DURATRANS	1	419516	4/12/1996	263941	10/30/1996	Registered
145278	Denmark	DURATRANS	1	273/78	1/17/1978	3655/1978	11/10/1978	Registered
145283	Finland	DURATRANS	1	3667/85	10/23/1985	99234	8/20/1987	Registered
145295	Greece	DURATRANS	1	84910	2/19/1987	84910	2/19/1987	Registered
166020	Mexico	DURATRANS	1	296959	6/3/1997	640230	1/31/2000	Registered
145390	New Zealand	DURATRANS	1	122271	1/10/1978	122271	1/10/1978	Registered
145386	Norway	DURATRANS	1			103992	1/10/1980	Registered
145395	Poland	DURATRANS	1	96494	2/8/1991	70717	2/8/1991	Registered
145399	Sweden	DURATRANS	1			163445	5/19/1978	Registered
145265	United States	DURATRANS	1	382209	8/27/1982	1255696	11/1/1983	Registered
138151	Australia	DX (STYLIZED)	9	B394630	7/25/1983	B394630	7/25/1983	Registered
138146	Australia	DX (STYLIZED)	1	B392402	6/7/1983	B392402	6/7/1983	Registered
138156	Canada	DX (STYLIZED)	1, 9	504008	5/24/1983	296095	10/12/1984	Registered
138160	Denmark	DX (STYLIZED)	1, 9	3628/83		1516/84	4/13/1984	Registered
138163	Finland	DX (STYLIZED)	1, 9	4034/1983	7/29/1983	91552	1/21/1985	Registered
138282	Japan	DX (STYLIZED)	1, 9	9/11/97		2001266	11/20/1997	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 37

138296	New Zealand	DX (STYLIZED)	9	148186	7/29/1983	148186	7/29/1983	Registered
138292	New Zealand	DX (STYLIZED)	1	147407	6/3/1983	147407	6/3/1983	Registered
138287	Norway	DX (STYLIZED)	1, 9	83/2433	7/28/1983	119228	11/22/1984	Registered
138300	Sweden	DX (STYLIZED)	1, 9	83-4856	7/27/1983	189330	12/9/1983	Registered
138143	United States	DX (STYLIZED)	1	73492593	7/30/1984	1353506	8/13/1985	Registered
162279	United States	DXIX (STYLIZED)	1	74-628109	1/31/1995	2018280	11/19/1996	Registered
166186	Andorra	EASTMAN	1, 9	3689	1/14/1997	2435	1/14/1997	Registered
168801	Angola	EASTMAN	1	4118/94	12/1/1994	4118/94	8/4/1999	Registered
168812	Angola	EASTMAN	42	4129/94	12/1/1994	4129/94	8/11/1999	Registered
168811	Angola	EASTMAN	40	4128/94	12/1/1994	4128/94	8/30/1999	Registered
168805	Angola	EASTMAN	9	4122/94	12/1/1994	4122/94	8/30/1999	Registered
168804	Angola	EASTMAN	16	4121/94	12/1/1994	4121/94	8/30/1999	Registered
168802	Angola	EASTMAN	2	4119/94	12/1/1994	4119/94	8/30/1999	Registered
168803	Angola	EASTMAN	5	4120/94	12/1/1994	4120/94	9/14/1999	Registered
163218	Argentina	EASTMAN	9	2952989	10/20/2009	2396363	9/27/2010	Registered
163214	Argentina	EASTMAN	1	2897028	2/25/2009	1724031	3/3/1999	Registered
165905	Australia	EASTMAN	9	730531	3/25/1997	730531	3/25/1997	Registered
163248	Australia	EASTMAN	1	A404430	2/28/1984	A404430	2/28/1984	Registered
163241	Australia	EASTMAN	1	A231847	8/22/1976	A231847	8/22/1969	Registered
163282	Bangladesh	EASTMAN	9			3847	8/29/1995	Registered
163278	Bangladesh	EASTMAN	1			3846	8/29/1995	Registered
142894	Cambodia (Kampuchea)	EASTMAN	1	2788	4/19/1993	2786	4/23/1993	Registered
163406	Chile	EASTMAN	9	849845	12/24/2008	849267	3/19/2009	Registered
163413	Chile	EASTMAN	1	687007	5/13/2005	732154	8/29/2005	Registered
166918	Chile	EASTMAN	1	412455	4/22/1998			Pending Application
163417	China (People’s Republic Of)	EASTMAN	9			154119	2/15/1982	Registered
163441	Colombia	EASTMAN	1	92/271005	11/11/1997	15041A	11/27/1997	Registered
163437	Colombia	EASTMAN	9	92/271005	11/11/1997	15041	11/27/1997	Registered
163507	Cuba	EASTMAN	9			110987	7/1/1995	Registered
163498	Cuba	EASTMAN	1			110808	1/17/1992	Registered
163523	Denmark	EASTMAN	9	8964/90	11/23/1990	8542/92	9/18/1992	Registered
157069	Dominican Republic	EASTMAN	70		2/26/1992	53180	4/14/1992	Registered
157064	Dominican Republic	EASTMAN	9	2012/4717	1/23/2012	53168	4/14/1992	Registered
157058	Dominican Republic	EASTMAN	16		2/26/1992	53159	4/14/1992	Registered
157026	Dominican Republic	EASTMAN	5	2012/4708	1/23/2012	53036	4/14/1992	Registered
163541	Ecuador	EASTMAN	9			26/40	1/3/1940	Registered
164603	El Salvador	EASTMAN	40	1955/91	8/15/1991	15BOOK16	3/19/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 38

164576	El Salvador	EASTMAN	1	1958/91	8/15/1991	235BOOK20	12/2/1993	Registered
147333	Estonia	EASTMAN	Rene, onl, 1, 2,	9079	10/27/1993	18917	3/29/1996	Registered
			5, 16, 17, 22,
			23, 34, 42
163565	Finland	EASTMAN	9	6140/90	11/27/1990	122095	9/21/1992	Registered
163561	Finland	EASTMAN	1, 9	T195300905	6/9/1953	27432A	2/15/1954	Registered
165923	Georgia	EASTMAN	1, 2, 5, 16, 17,	408/3	3/30/1994	8549	3/5/1998	Registered
			22, 23, 34, 42
144109	Greece	EASTMAN	40, 41, 42	114990	7/8/1993	114990	12/19/1995	Registered
163633	Greece	EASTMAN	9	102201	12/21/1990	102201	3/17/1994	Registered
163621	Greece	EASTMAN	1, 9, 16			18670	6/11/1953	Registered
163641	Guatemala	EASTMAN	1			31534	12/14/1996	Registered
165921	Hong Kong	EASTMAN	9	5068/97	4/16/1997	2464/1999	4/16/1997	Registered
163652	Hong Kong	EASTMAN	9	99/49	2/3/1949	958/49	2/3/1949	Registered
163647	Hong Kong	EASTMAN	1, 9	99/49	2/3/1949	19490957AA	2/3/1949	Registered
164061	Iceland	EASTMAN	1, 16, 40, 41,	855/1991	9/26/1991	40/1992	1/23/1992	Registered
			42, 44
164057	Iceland	EASTMAN	9	1003/1990	12/7/1990	538/1991	5/31/1991	Registered
164033	India	EASTMAN	9			B303115	2/20/1989	Registered
164028	India	EASTMAN	1			303114	2/20/1989	Registered
156424	India	EASTMAN	1	657154	2/28/1995	657154	2/28/1995	Registered
164019	Indonesia	EASTMAN	9			IDM000194824	5/24/1989	Registered
164011	Indonesia	EASTMAN	1	D97 19750		IDM000158966	3/15/1998	Registered
168020	Indonesia	EASTMAN	16	D98-15480		IDM000194825	5/24/2009	Registered
164025	Israel	EASTMAN	1	15827	1/29/1957	15827	1/1/1959	Registered
164106	Japan	EASTMAN	1, 9	54074/1989	5/12/1989	2409008	4/30/1992	Registered
164101	Japan	EASTMAN	1	204932/1988	4/5/1988	523306	7/9/1978	Registered
164068	Japan	EASTMAN	1	721836/1995	6/28/1995	74983	10/7/1915	Registered
143788	Laos	EASTMAN	1	2124	6/3/1993	1343	6/4/2003	Registered
146918	Latvia	EASTMAN	1, 2, 5, 16, 17,	M-93-8125	9/21/1993	33630	8/20/1996	Registered
			22, 23, 34, 42
147852	Lithuania	EASTMAN	1, 2, 5, 16, 17,	13082	10/13/1993	24313	2/18/1997	Registered
			22, 23, 34, 42
140326	Lithuania	EASTMAN	9	12837	9/30/1993	14080	1/10/1995	Registered
130888	Madagascar	EASTMAN	35, 37, 40, 41	95/00831D	7/13/1995	1596	7/13/1995	Registered
164301	Malaysia	EASTMAN	1	01130/88	3/15/1988	01130/88	3/15/1995	Registered
164297	Malaysia	EASTMAN	9			88/01126	3/15/1995	Registered
164239	Mexico	EASTMAN	1	26876		58083	8/27/1955	Registered
164289	Mexico	EASTMAN	9	161717		244618	4/25/1980	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 39

139265	Myanmar	EASTMAN	1			3655/1993	11/29/1993	Registered
164328	Netherlands Antilles	EASTMAN	1, 9			3750	10/13/1996	Registered
164321	Norway	EASTMAN	9	90.6261	11/27/1990	158209	7/29/1993	Registered
164474	Pakistan	EASTMAN	1		6/25/1970	53754	6/25/1970	Registered
164470	Pakistan	EASTMAN	9		6/25/1970	53753	6/25/1970	Registered
164352	Panama	EASTMAN	1			1933	5/15/1929	Registered
164519	Paraguay	EASTMAN	9	25699	12/16/1996	194353	7/4/1997	Registered
164514	Paraguay	EASTMAN	1	25700	12/16/1996	194354	7/4/1997	Registered
164433	Peru	EASTMAN	9	491551	4/26/2012	45808	9/16/1992	Registered
164424	Peru	EASTMAN	1	187547	6/26/1991	8960	10/15/1996	Registered
164494	Poland	EASTMAN	1, 2, 3, 4, 6, 7,	96493	2/8/1991	70716	2/8/1991	Registered
			8, 9, 10, 12, 13,
			14, 15, 16, 18,
			19, 20, 21, 22,
			23, 24, 25, 26,
			27, 28, 35, 36,
			37, 38, 39, 40,
			41, 42
164489	Poland	EASTMAN	1		4/27/1970	49652	4/27/1970	Registered
167497	Poland	EASTMAN	9	Z193546	10/28/1998	135069	2/5/2003	Registered
133328	Russian Federation	EASTMAN	1, 5, 16, 23, 42	93047630	10/19/1993	136111	12/29/1995	Registered
164561	Singapore	EASTMAN	1		9/6/1970	T4911660J	9/6/1949	Registered
164571	Singapore	EASTMAN	1		8/18/1971	T5012829C	8/18/1950	Registered
164566	Singapore	EASTMAN	9		9/6/1970	T4911661I	9/6/1949	Registered
166040	Singapore	EASTMAN	9	S/5572/97	5/14/1997	T97/05572A	5/14/1997	Registered
149695	South Africa	EASTMAN	9	B86/8186	12/8/1986	B86/8186	12/8/1986	Registered
164783	South Africa	EASTMAN	1	B65/5176	12/13/1965	B65/5176	12/13/1995	Registered
164109	South Korea	EASTMAN	1, 9	2888/1970	8/17/1970	20664	12/14/1970	Registered
166023	South Korea	EASTMAN	9	97-20315	5/6/1997	417740	8/22/1998	Registered
164558	Sweden	EASTMAN	9	90-10608	11/20/1990	233240	4/24/1992	Registered
164528	Sweden	EASTMAN	1, 9			29278	12/16/1924	Registered
164667	Taiwan	EASTMAN	101			253007	8/1/1994	Registered
171080	Tunisia	EASTMAN	1, 5, 7, 9, 10,	EE890144	2/21/1989	EE040339	2/21/1989	Registered
			11, 16, 17, 22,
			23, 24, 28, 34,
			40
140331	Turkmenistan	EASTMAN	9	1(2881)	12/29/1995	3026	11/25/1998	Registered
167803	United Kingdom	EASTMAN	9	2012334	2/24/1995	2012334B	2/24/1995	Registered
167314	United Kingdom	EASTMAN	9	2183190	11/30/1998	2183190	11/30/1998	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 40

163095	United States	EASTMAN	1	277545	8/4/1967	867753	4/8/1969	Registered
164749	Venezuela	EASTMAN	1, 9			F-011832	11/7/1954	Registered
164001	Venezuela	EASTMAN	9	338/93	1/13/1993	181539	10/10/1995	Registered
137768	Iran	EASTMAN (ARABIC)	1, 9, 16, 17, 22,			46003	11/16/1996	Registered
			23, 35, 41
131178	China (People’s Republic Of)	EASTMAN (CHINESE)	9	93016084	3/12/1993	699583	7/28/1994	Registered
131170	China (People’s Republic Of)	EASTMAN (CHINESE)	1	93016082	3/12/1993	697227	7/14/1994	Registered
162475	India	EASTMAN (STYLIZED	1	576402	7/3/1992	576402	7/3/1992	Registered
		WITH BEAKERS)
154037	Germany	EASTMAN EXR	1, 9	E29990/1	9/14/1990	1177311	6/6/1991	Registered
154032	Switzerland	EASTMAN EXR	1, 9		10/18/1990	385555	10/18/1990	Registered
168833	Argentina	EASYSHARE	9	3205262	11/8/2012	1902130	11/28/2002	Registered
168848	Australia	EASYSHARE	9	884119	7/30/2001	884119	7/30/2001	Registered
169407	Australia	EASYSHARE	9, 40, 41	916487	6/14/2002	916487	6/13/2002	Registered
169408	Brazil	EASYSHARE	9	824686381	7/3/2002			Pending Application
169419	Brazil	EASYSHARE	40	824680138	6/24/2002	824680138	4/24/2007	Registered
176284	Brazil	EASYSHARE	9	840008830	1/26/2012			Pending Application
168858	Canada	EASYSHARE		1132388	2/27/2002	626957	11/29/2004	Registered
168851	Chile	EASYSHARE	9	997733	3/12/2012	961296	3/25/2002	Registered
169430	Chile	EASYSHARE	40	1033660	11/15/2012	651927	12/11/2002	Registered
168852	China (People’s Republic Of)	EASYSHARE	9	2001137443	8/1/2001	1983102	11/28/2002	Registered
169597	China (People’s Republic Of)	EASYSHARE	41	3296339	9/4/2002	3296339	12/20/2003	Registered
169596	China (People’s Republic Of)	EASYSHARE	38	3296337	9/4/2002	3296337	4/21/2004	Registered
169410	China (People’s Republic Of)	EASYSHARE	9	3359004		3359004	2/7/2004	Registered
169420	China (People’s Republic Of)	EASYSHARE	40	3296338	9/4/2002	3296338	4/21/2004	Registered
168847	Hong Kong	EASYSHARE	9	12177/2001	7/28/2001	B432/2003	7/28/2001	Registered
168932	India	EASYSHARE	9	1032937	7/31/2001	1032937	7/31/2001	Registered
169421	India	EASYSHARE	40	1236829	9/15/2003	1236829	9/15/2003	Registered
168859	Indonesia	EASYSHARE	9	R00 2011	8/5/2011	IDM000335437	11/16/2011	Registered
				008885
169412	Indonesia	EASYSHARE	9	D00.2002.22953	10/3/2002	551874	11/11/2003	Registered
				.23209
169422	Indonesia	EASYSHARE	40	R00 2012	2/3/2012	IDM000357295	7/18/2003	Registered
				001878
169413	Japan	EASYSHARE	9, 40	66158/2002	8/5/2002	4727848	11/21/2003	Registered
168853	Mexico	EASYSHARE	9	498649	7/27/2001	718866	7/27/2001	Registered
169424	Mexico	EASYSHARE	40	552304	6/18/2002	754986		Registered
169414	Mexico	EASYSHARE	9	552303	6/18/2002	754985	6/1/2002	Registered
168846	South Korea	EASYSHARE	9	40-2001-42828	9/26/2001	548971	5/23/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 41

169415	South Korea	EASYSHARE	9	70-2002-529	9/11/2002	40-548971		Registered
169425	South Korea	EASYSHARE	38, 40	41-2002-18456	9/11/2002	41-100931	5/18/2004	Registered
168854	Taiwan	EASYSHARE	9	90031185	7/27/2001	1029657	1/15/2003	Registered
169416	Taiwan	EASYSHARE	9	91024682	6/17/2002	1043645	1/15/2003	Registered
169426	Taiwan	EASYSHARE	40	91024690	6/17/2002	184841	7/31/2003	Registered
176153	United States	EASYSHARE	9	85220062	1/18/2011	4110993	3/13/2012	Registered
171262	Uruguay	EASYSHARE	9, 38, 40	358614	11/24/2004	358614	6/20/2005	Registered
168832	Venezuela	EASYSHARE	21, 24, 26	13802-01	8/2/2001	241720	11/11/2002	Registered
173694	Canada	ECENTRAL		1097880	3/28/2001	TMA580851	5/7/2003	Registered
175581	India	EDGE	1	1679959	4/24/2008			Pending Application
151964	United Kingdom	EDGE	1	2000919	10/31/1994	2000919	10/31/1994	Registered
169851	China (People’s Republic Of)	EDGE (CHINESE)	1	3462608	2/20/2003	3462608	1/21/2005	Registered
144366	India	EKTA	9		4/19/1951	148455	7/22/1952	Registered
144362	India	EKTA	1		4/19/1951	148454	4/28/1952	Registered
144418	South Africa	EKTA	9	65/4504	11/4/1965	65/4504	11/4/1965	Registered
144414	South Africa	EKTA	1	65/4503	11/4/1965	65/4503	11/4/1965	Registered
144424	Zambia	EKTA	9			784/59	2/8/1993	Registered
144419	Zambia	EKTA	1			783/59	2/8/1993	Registered
131709	Brazil	EKTACATH	1	816639418	2/28/1992	816639418	9/21/1993	Registered
159012	Brazil	EKTACATH	10	816639400	2/28/1992	816639400	11/9/1993	Registered
158368	Finland	EKTACATH	1, 10	982/92	2/28/1992	127794	9/6/1993	Registered
159005	Hong Kong	EKTACATH	1	644/92	1/29/1992	3765/93	9/15/1993	Registered
159010	Hong Kong	EKTACATH	10	645/92	1/29/1992	2288/93		Registered
159047	Japan	EKTACATH	1	17919/92	2/24/1992	2704015	2/28/1995	Registered
166187	Andorra	EKTACHROME	1	3685	1/14/1997	2476	1/14/1997	Registered
155787	Argentina	EKTACHROME	40	2444087	7/14/2003	1950524	9/12/2003	Registered
155781	Argentina	EKTACHROME	1	2366554	2/21/2002	1872365	5/22/2002	Registered
155835	Bolivia	EKTACHROME	16			83377-A	12/8/1970	Registered
155830	Bolivia	EKTACHROME	9			83378-A	12/8/1970	Registered
155825	Bolivia	EKTACHROME	1			83379-A	12/8/1970	Registered
145209	Brazil	EKTACHROME	1	814385524	7/22/1988	814385524	6/6/1995	Registered
155845	Brazil	EKTACHROME	9.45			5019095	12/3/1968	Registered
155841	Brazil	EKTACHROME	1.7			2299682	12/3/1948	Registered
155861	Chile	EKTACHROME	1, 5, 9	849844	12/24/2008	849307	3/19/2009	Registered
166706	China (People’s Republic Of)	EKTACHROME	1	9800004102	1/13/1998	1280097	6/7/1999	Registered
169916	Colombia	EKTACHROME	1	T2003/017113	2/27/2003	274680	9/26/2003	Registered
155871	Cuba	EKTACHROME	9			110809	1/17/1977	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 42

156999	Dominican Republic	EKTACHROME	44		2/21/1992	53182	4/14/1992	Registered
156994	Dominican Republic	EKTACHROME	1, 5	2012/4712	1/23/2012	53035	4/14/1992	Registered
168674	Estonia	EKTACHROME	1	9080	10/27/1993	18325	1/30/1996	Registered
147341	Georgia	EKTACHROME	1	424/03 / 11474	3/30/1994	M12967	11/9/1999	Registered
144120	Greece	EKTACHROME	40, 42	114993	7/8/1993	114993	12/19/1995	Registered
155927	Greece	EKTACHROME	1, 9, 16	62.51	1/10/1979	62651	6/17/1989	Registered
155925	Greece	EKTACHROME	Class, Rene, onl,	84889	2/18/1987	84889	2/18/1987	Registered
			1, 9
155939	Hong Kong	EKTACHROME	1	46/49	1/15/1977	19490860	1/15/1949	Registered
156200	Iceland	EKTACHROME	1	455/1984	9/11/1984	334/1985	7/2/1985	Registered
156188	India	EKTACHROME	1		11/23/1949	141298	1/20/1951	Registered
156178	Indonesia	EKTACHROME	16			IDM000195012	3/2/2009	Registered
156173	Indonesia	EKTACHROME	1	D97-19746	9/15/1997	IDM000158965	3/15/1998	Registered
156195	Iran	EKTACHROME	1, 9, 16, 35, 41			46028	11/16/1996	Registered
156204	Japan	EKTACHROME	18	214913/1990	7/17/1990	394384	12/1/1950	Registered
143795	Laos	EKTACHROME	1	2126	6/3/1993	1346	6/4/2003	Registered
170477	Laos	EKTACHROME	16	2126	6/3/1993	1347	6/4/2003	Registered
146922	Latvia	EKTACHROME	1	M-93-8126	9/21/1993	M33308	6/20/1996	Registered
147856	Lithuania	EKTACHROME	1	13084	10/13/1993	24311	2/18/1997	Registered
130884	Madagascar	EKTACHROME	35, 37, 40, 41	95/00832D	7/13/1995	1597	7/13/1995	Registered
156268	Malaysia	EKTACHROME	1	88/01117	3/15/1988	88/01117	3/15/1988	Registered
156254	Mexico	EKTACHROME	16	104607	9/27/1976	199949	3/26/1992	Registered
156249	Mexico	EKTACHROME	1	36074	8/21/1947	56626	6/27/1948	Registered
156245	Mexico	EKTACHROME	1, 9	36073	8/21/1947	55958	4/15/1948	Registered
139280	Myanmar	EKTACHROME	1, 16			3657/1993	11/25/1993	Registered
156295	Panama	EKTACHROME	1			175	9/5/1951	Registered
156354	Paraguay	EKTACHROME	1	5230	4/12/1993	162305	6/7/1993	Registered
156307	Peru	EKTACHROME	1	233068/93		22844	5/26/1994	Registered
156341	Poland	EKTACHROME	1, 9, 16, 40	96490	2/8/1991	70713	2/8/1991	Registered
141350	Russian Federation	EKTACHROME	1	93047635	10/19/1993	129943	7/24/1995	Registered
156362	Singapore	EKTACHROME	1		9/6/1970	T4911669D	9/6/1970	Registered
156403	South Africa	EKTACHROME	16	65/4507	11/4/1965	65/4507	11/4/1965	Registered
156399	South Africa	EKTACHROME	9	65/4506	11/4/1965	65/4506	11/4/1965	Registered
156392	South Africa	EKTACHROME	1	65/4505	11/4/1965	65/4505	11/4/1965	Registered
156209	South Korea	EKTACHROME	1, 9	2889/1970	8/17/1970	20665	12/14/1970	Registered
156371	Taiwan	EKTACHROME	19			19719	4/1/1965	Registered
156366	Thailand	EKTACHROME	1	285701	5/18/1995	Kor30466	7/28/1965	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 43

156386	Venezuela	EKTACHROME	1	1736	3/14/1997	26859	6/30/1952	Registered
156382	Venezuela	EKTACHROME	1	1740	3/14/1997	26814	6/25/1952	Registered
130928	China (People’s Republic Of)	EKTACHROME (CHINESE)	1	93016079	3/12/1993	697233	7/14/1994	Registered
146324	Taiwan	EKTACHROME (CHINESE)	81			68071	2/1/1974	Registered
166188	Andorra	EKTACOLOR	1	3686	1/14/1997	2478	1/14/1997	Registered
137374	China (People’s Republic Of)	EKTACOLOR	1	960001661	7/8/1996	271252	12/10/1996	Registered
144123	Greece	EKTACOLOR	40, 42	114994	7/8/1993	114994	7/8/1993	Registered
137406	Greece	EKTACOLOR	1, 9	62652	1/10/1979	62652	8/18/1980	Registered
137657	Iceland	EKTACOLOR	1	895/1991	9/26/1991	75/1992	1/23/1992	Registered
137649	India	EKTACOLOR	1			172470	12/27/1997	Registered
137639	Indonesia	EKTACOLOR	1			IDM000207488	4/23/1979	Registered
137655	Iran	EKTACOLOR	1, 9			45999	10/10/1976	Registered
137664	Japan	EKTACOLOR	1, 9			1273249	1/10/1977	Registered
139260	Laos	EKTACOLOR	1	2123	6/3/1993	1342	6/4/2003	Registered
137677	Malaysia	EKTACOLOR	1	88/01119	3/15/1988	88/01119	7/11/1994	Registered
167585	Mali	EKTACOLOR						Pending Application
139250	Myanmar	EKTACOLOR	1			3658/1993	11/25/1993	Registered
167352	Nepal	EKTACOLOR	1	4682	8/25/1999	14545/056	9/20/1999	Registered
130510	Panama	EKTACOLOR	1			658	5/20/1971	Registered
137727	Poland	EKTACOLOR	1, 9, 16, 40	96489	2/8/1991	70712	2/8/1991	Registered
137761	South Africa	EKTACOLOR	16	65/4510	11/4/1965	65/4510	11/4/1965	Registered
137756	South Africa	EKTACOLOR	9	65/4509	11/4/1965	65/4509	11/4/1965	Registered
137750	South Africa	EKTACOLOR	1	65/4508	11/4/1965	65/4508	11/4/1965	Registered
137666	South Korea	EKTACOLOR	1, 9	1187/1971	4/1/1971	22623	6/28/1971	Registered
137738	Taiwan	EKTACOLOR	1			358831	3/16/1987	Registered
137743	Taiwan	EKTACOLOR	55			355491	2/1/1987	Registered
137731	Thailand	EKTACOLOR	1	285702	5/18/1995	Kor30467	7/28/1965	Registered
137330	United States	EKTACOLOR	1	168593	5/10/1963	763900	1/28/1964	Registered
170911	United States	EKTACOLOR	1	78349188	1/8/2004	2985147	8/16/2005	Registered
153331	Germany	EKTACOLOR GOLD	1, 9, 16, 40	E28093/1WZ	11/5/1988	1145308	8/28/1989	Registered
		(STYLIZED)
167545	China (People’s Republic Of)	EKTACOLOR PRIME	1	9900020038	3/2/1999	1416045	7/7/2000	Registered
157475	Mexico	EKTAFICHE	9	126047	6/1/1978	215796	7/24/1978	Registered
155561	Mexico	EKTAFLO	1	245187		314685	6/28/1986	Registered
170846	Chile	EKTAGRAPHIC	9	627763	11/12/2003	692530	5/6/2004	Registered
155776	Iceland	EKTAGRAPHIC	9	456/1984	9/11/1984	335/1985	7/2/1985	Registered
149959	South Africa	EKTAGRAPHIC	9	94/4124	4/25/1994	94/4124	4/25/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 44

155802	Tunisia	EKTAGRAPHIC	1, 9, 10	EE.89.0148	2/21/1989	EE040343	2/21/1989	Registered
149002	Japan	EKTAJET	11	63587/1991	6/18/1991	2622962	1/26/1984	Registered
154546	United Kingdom	EKTAJET	1	2003641	11/28/1994	2003641	11/28/1994	Registered
134664	Argentina	EKTAMATE	9	1971812	4/17/1995	1582724	12/14/1995	Registered
134684	Brazil	EKTAMATE	9.45, 9.80	16694/74	9/16/1974	6296041	4/25/1996	Registered
134692	Denmark	EKTAMATE	1, 9, 16	1974/105	1/4/1974	1975/46	1/3/1975	Registered
134817	Japan	EKTAMATE	1, 9	726798/1996	9/4/1996	1244798		Registered
134825	Norway	EKTAMATE	1, 9, 16			93584	4/24/1975	Registered
134830	Sweden	EKTAMATE	1, 9, 16	5719/73	11/22/1973	148687	9/20/1974	Registered
149566	Brazil	EKTAMATIC	1	790089742	4/5/1979	790089742	1/15/1985	Registered
170848	Chile	EKTAMAX	9	627761	11/12/2003	692528	5/6/2004	Registered
170847	Chile	EKTAMAX	1	627762	11/12/2003	692529	5/6/2004	Registered
144032	Greece	EKTAMAX	1	115205	7/22/1993	115205	12/19/1995	Registered
171202	Poland	EKTAMAX	1	Z-142548	1/19/1995	R-98262	1/19/1995	Registered
153307	Japan	EKTANAR	10	12469/86	2/12/1986	2085555	10/26/1988	Registered
170854	Algeria	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170855	Austria	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170856	Belarus	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170857	Benelux	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170858	Bulgaria	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170859	Croatia	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170860	Czech Republic	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170861	Egypt	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170862	Germany	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170863	Hungary	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170864	Italy	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170865	Kazakhstan	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170866	Liechtenstein	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170867	Macedonia	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170868	Monaco	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170869	Morocco	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170870	Poland	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170871	Portugal	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170872	Romania	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170873	Russian Federation	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170874	San Marino	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170875	Slovak Republic	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 45

170876	Slovenia	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170877	Spain	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170878	Sudan	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170879	Switzerland	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170880	Ukraine	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170881	Uzbekistan	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170882	Vietnam	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
170853	WIPO	EKTANET	9	614756	1/20/1994	614756	1/20/1994	Registered
131217	Denmark	EKTAPLEX	9	1992/08277	11/24/1992	1993/03620	5/14/1993	Registered
150629	Denmark	EKTAPRESS	1	7395/88	10/24/1988	2242/90	4/6/1990	Registered
150633	Finland	EKTAPRESS	1	4702/88	10/25/1988	109998	12/20/1990	Registered
150646	Greece	EKTAPRESS	1	91236	11/9/1988	91236	11/19/1991	Registered
150745	Norway	EKTAPRESS	1	88/4879	10/25/1988	141947	7/5/1990	Registered
150749	Sweden	EKTAPRESS	1	88/9159	10/26/1988	221082	2/15/1991	Registered
148157	Brazil	EKTAPRINT	1	18551	6/30/1975	7229062	10/25/1980	Registered
151626	Colombia	EKTAPRINT	9	94/031231	7/15/1994	170225	11/30/1994	Registered
151631	Colombia	EKTAPRINT	1	94/031236	7/15/1994	170229	11/30/1994	Registered
144116	Greece	EKTAPRINT	35, 37	114992	7/8/1993	114992	7/8/1993	Registered
148249	Hong Kong	EKTAPRINT	1	1682/75		346/77	12/3/1975	Registered
148412	Iceland	EKTAPRINT	1, 9, 16	457/1984	9/11/1984	348/1985	8/6/1985	Registered
146854	Latvia	EKTAPRINT	1, 9	M-93-8133	9/21/1993	33635	8/20/1996	Registered
147860	Lithuania	EKTAPRINT	1, 9	13100	10/13/1993	24296	2/18/1997	Registered
148446	Mexico	EKTAPRINT	1, 2, 3, 4, 5, 17,			199109	11/30/1976	Registered
			29
148439	Mexico	EKTAPRINT	1, 9	90585		196406	7/9/1976	Registered
148453	Norway	EKTAPRINT	9	90.6259	11/27/1990	157585	7/8/1993	Registered
148496	Poland	EKTAPRINT	1, 9, 16	96488	2/8/1991	70711	2/8/1991	Registered
141362	Russian Federation	EKTAPRINT	1, 9	93047619	10/19/1993	128342	6/16/1995	Registered
148526	Venezuela	EKTAPRINT	1	753025	5/27/1975	90728	4/17/1979	Registered
148522	Venezuela	EKTAPRINT	9			86905-F	6/20/1993	Registered
148518	Venezuela	EKTAPRINT	9			86904-F	6/20/1978	Registered
148513	Venezuela	EKTAPRINT	16			86903-F	6/20/1978	Registered
171156	Venezuela	EKTAPRINT	9			90728	4/17/1979	Registered
131411	Argentina	EKTAR	9	2417010	3/11/2003	1933065	6/19/2003	Registered
150728	Argentina	EKTAR	1	2465081	10/1/2003	1966243	1/8/2004	Registered
131428	Brazil	EKTAR	9	16698/74	9/16/1974	6331246	5/25/1976	Registered
131455	Chile	EKTAR	1, 9	928768	11/11/2010	907320	10/31/1990	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 46

131476	Denmark	EKTAR	1	4039/88	6/15/1988	3679/90	6/15/1990	Registered
157145	Dominican Republic	EKTAR	35			53187	4/14/1992	Registered
157136	Dominican Republic	EKTAR	9	2012/4725	1/23/2012	53166	4/14/1992	Registered
131493	Finland	EKTAR	1	2597/88	6/15/1988	108288	8/6/1990	Registered
144111	Greece	EKTAR	40	114991	7/8/1993	114991	12/19/1995	Registered
131555	Greece	EKTAR	16	116095	9/24/1993	116095	4/17/1996	Registered
131550	Greece	EKTAR	1	89546	6/24/1988	89546	10/17/1991	Registered
131882	Iceland	EKTAR	1, 9, 16, 40	871/1991	9/26/1991	53/1992	1/23/1992	Registered
131877	India	EKTAR	9		11/23/1949	141297	2/5/1951	Registered
131891	Japan	EKTAR	10	12470/86	2/12/1986	2085556	10/26/1988	Registered
139522	Laos	EKTAR	1	2129	6/3/1993	1362	6/4/2003	Registered
146858	Latvia	EKTAR	1, 16	M-93-8127	9/21/1993	33631	8/20/1996	Registered
147864	Lithuania	EKTAR	1, 16	13081	10/13/1993	24314	2/18/1997	Registered
131912	Mexico	EKTAR	1, 2, 3, 4, 5, 17,	61600	5/2/1989	371825	1/18/1990	Registered
			29
131908	Mexico	EKTAR	1, 6, 8, 9, 11,	243700		308924	7/4/1985	Registered
			12, 14, 16
139512	Myanmar	EKTAR	1			3661/1993	11/25/1993	Registered
131933	Panama	EKTAR	9			3406	9/27/1940	Registered
131939	Peru	EKTAR	9	243692	6/1/1994	27122	10/14/1994	Registered
131949	Poland	EKTAR	1, 9, 16, 17, 40	96487	2/8/1991	70710	2/8/1991	Registered
141371	Russian Federation	EKTAR	1, 16	93047616	10/19/1993	131182	8/28/1995	Registered
131969	Singapore	EKTAR	9		9/6/1970	T4911668F	9/6/1970	Registered
131897	South Korea	EKTAR	1	5142/1977	9/16/1977	57719	9/21/1978	Registered
131965	Sweden	EKTAR	1	88 5184	6/16/1988	219460	11/23/1990	Registered
131992	Venezuela	EKTAR	9			20729	5/4/1949	Registered
155731	Brazil	EKTASCAN	9.55					Pending
167978	China (People’s Republic Of)	EKTASCAN	5	9900116901	9/29/1999			Pending
155689	Hong Kong	EKTASCAN	9	14901/94	12/14/1994	5932/1996	12/14/1994	Registered
155683	Hong Kong	EKTASCAN	1	14902/94	12/14/1994	5933/1996	12/14/1994	Registered
130925	Madagascar	EKTASCAN	1, 9, 16	95/00820D	7/13/1995	1585	7/13/1995	Registered
155709	Mexico	EKTASCAN	9	221489		498608	7/26/1995	Registered
155704	Mexico	EKTASCAN	1	221488	1/12/1995	497343	7/18/1995	Registered
155699	Philippines	EKTASCAN	09					Pending
155694	Philippines	EKTASCAN	01					Pending
164003	Poland	EKTASCAN	1, 9	Z-150.837	8/18/1995	103568	8/18/1995	Registered
155621	Singapore	EKTASCAN	9	10680/94	12/10/1994	T94/10680E	12/10/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 47

155617	Singapore	EKTASCAN	1	S/10679/94	12/10/1994	T94/10679A	12/10/1994	Registered
155757	South Korea	EKTASCAN	39					Pending
155753	South Korea	EKTASCAN	34					Pending
155749	South Korea	EKTASCAN	10					Pending
155345	Sweden	EKTASCAN	1	87 3573	5/5/1987			Pending
155740	Taiwan	EKTASCAN	01					Pending
155745	Taiwan	EKTASCAN	09					Pending
155047	Thailand	EKTASCAN	9	279031	1/13/1995	Kor40261	1/13/1995	Registered
155042	Thailand	EKTASCAN	1	279030	1/13/1995	Kor35553	1/13/1995	Registered
133408	Japan	EKTASPEED	1	730778/93	9/17/1993	1653452	3/30/1994	Registered
164409	Denmark	EKTATHERM	16	8164/90	10/25/1990	7000/91	10/18/1991	Registered
164405	Denmark	EKTATHERM	1, 9	6980/89	9/21/1989	7598/90	11/23/1990	Registered
164413	Finland	EKTATHERM	1, 9	R201101354	5/4/2011	113768	9/5/1991	Registered
164419	Finland	EKTATHERM	16	5473/90	10/24/1990	118495	4/21/1992	Registered
164446	Greece	EKTATHERM	16	101565	11/8/1990	101565	1/17/1994	Registered
164442	Greece	EKTATHERM	1, 9	96004	10/12/1989	96004	12/17/1992	Registered
164602	Japan	EKTATHERM	1, 2, 16	124735/1990	11/6/1990	2515180	3/31/1993	Registered
164597	Japan	EKTATHERM	1, 9, 10	124734/1990	11/6/1990	2503288	2/26/1993	Registered
164592	Japan	EKTATHERM	2	124733/1990	11/6/1990	2528844	4/28/1993	Registered
164635	Norway	EKTATHERM	9	89.4609	9/21/1989	146.165	7/25/1991	Registered
164643	Norway	EKTATHERM	16	90.5533	10/23/1990	150709	5/27/1992	Registered
164633	Norway	EKTATHERM	1, 9	89.4609	9/21/1989	146165	7/25/1991	Registered
164674	Singapore	EKTATHERM	16			T90/06977H		Registered
164669	Singapore	EKTATHERM	1			T90/06976Z		Registered
164623	South Korea	EKTATHERM	16	32134/1990	11/2/1990	227199	12/2/1991	Registered
164618	South Korea	EKTATHERM	16	90-32133	11/2/1990	40-229359	12/27/1991	Registered
164612	South Korea	EKTATHERM	2	32132-90	11/2/1990	40-230140	1/9/1992	Registered
164608	South Korea	EKTATHERM	1	32131/1990	11/2/1990	226154	11/19/1991	Registered
164662	Sweden	EKTATHERM	16	90-9692	10/23/1990	231463	3/13/1992	Registered
164657	Sweden	EKTATHERM	1, 9	89/8900	9/21/1989	225845	8/16/1991	Registered
164682	Taiwan	EKTATHERM	73	01419-80	1/11/1991	537062	10/1/1991	Registered
164676	Taiwan	EKTATHERM	48	80-01418	1/11/1991	526108	6/16/1991	Registered
143734	United States	EKTATHERM	1	74/003458	11/20/1989	1638048	3/19/1991	Registered
140750	Canada	EKTAVISION	1	830612	12/3/1996	520856	12/22/1999	Registered
140217	Greece	EKTAVISION	1	131619	12/18/1996	131619	11/17/1998	Registered
140227	Ireland	EKTAVISION	1	6349/96	12/12/1996	203736	12/12/1996	Registered
140760	United Kingdom	EKTAVISION	1	2118191	12/10/1996	2118191	12/10/1996	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 48

131603	Poland	EKTRA	9	96486	2/8/1991	70709	2/8/1991	Registered
131630	Venezuela	EKTRA	9			91447-F	7/11/1979	Registered
164174	Hong Kong	EKTRON	9	2082/78	10/27/1978	405/1979	10/27/1978	Registered
174199	Benelux	ELECTRA	1, 7, 9	847986	5/10/1995	570723	5/10/1995	Registered
174197	Benelux	ELECTRA	1, 7, 16	838309	12/1/1994	560964	12/1/1994	Registered
174201	Denmark	ELECTRA	1, 7, 9	VA 1997 00028	1/3/1997	VR 1997 04188	10/10/1997	Registered
174203	France	ELECTRA	1, 7, 9	95578957	6/30/1995	95578957	1/6/1996	Registered
174202	France	ELECTRA	1, 7, 16	94550953	12/21/1994	94550953	6/9/1995	Registered
174205	Germany	ELECTRA	1, 7, 9	39519182.3	5/5/1995	39519182.3	3/21/1996	Registered
174204	Germany	ELECTRA	1, 7	39406080.6	12/12/1994	39406080.6	8/17/1995	Registered
174207	Italy	ELECTRA	16	MI87C904797	10/13/1997	812127	5/15/2000	Registered
174210	Sweden	ELECTRA	1, 7, 9	199700415	1/16/1997	346031	5/11/2001	Registered
174212	United Kingdom	ELECTRA	1, 7, 9	2019626A & B	5/4/1995	2019626A & B	12/5/1997	Registered
174211	United Kingdom	ELECTRA	16	1323106	10/3/1987	1323106	8/4/1989	Registered
143986	Argentina	ELITE	1	2501575	3/17/2004	1988971	8/25/2004	Registered
143826	Canada	ELITE		733565	7/27/1993	430813	7/22/1994	Registered
140809	Greece	ELITE	1	84912	2/19/1987	84912	2/19/1987	Registered
140812	Iceland	ELITE	1	894/1991	9/26/1991	74/1992	1/23/1992	Registered
143990	Mexico	ELITE	1	173352	7/19/1993	459849	5/10/1994	Registered
143978	South Korea	ELITE	1	24887-93	7/16/1993	40-296029	8/16/1994	Registered
143802	United States	ELITE	1	74412525	7/15/1993	1898456	6/13/1995	Registered
175482	Japan	ELITE VISION	9	12126/2008	2/20/2008	5169130	9/26/2008	Registered
160515	United States	ELON	1	72130	8/2/1913	99861	9/22/1914	Registered
169854	Japan	ENCAD	9			3181064	7/31/1996	Registered
169572	United Kingdom	ENCAD	9		12/22/1992	1521873	10/1/1993	Registered
169575	United States	ENCAD	9	74287674	6/22/1992	1752362	2/16/1993	Registered
169603	Argentina	ENDURA	1	2392914	10/3/2002	1978402	4/21/2004	Registered
169602	Australia	ENDURA	1	929182	10/2/2002	929182	10/2/2002	Registered
169604	Brazil	ENDURA	1	824973917	10/4/2002	824973917	5/8/2007	Registered
169614	Canada	ENDURA	1	1154712	10/4/2002	666562	6/27/2006	Registered
169606	China (People’s Republic Of)	ENDURA	1	3330288	10/8/2002	3330288	6/21/2004	Registered
169605	Hong Kong	ENDURA	1	15455/2002	10/2/2002	2004B03019	10/2/2002	Registered
169607	India	ENDURA	1	1142166	10/10/2002	1142166	10/10/2002	Registered
169608	Indonesia	ENDURA	1	D00.2002.22954	10/3/2002	551875	11/11/2003	Registered
				.23210
169609	Japan	ENDURA	1	83700/2002	10/2/2002	4680571	6/6/2003	Registered
169777	Malaysia	ENDURA	1	2003/00394	1/10/2003	2003/00394	1/10/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 49

169611	Mexico	ENDURA	1	569019	10/2/2002	767878	10/2/2002	Registered
170112	Mexico	ENDURA	1	569019	10/3/2002	775482	10/3/2002	Registered
169779	New Zealand	ENDURA	1	669175	11/28/2002	669175	5/29/2003	Registered
169781	Singapore	ENDURA	1	T02/18473A	12/2/2002	T02/18473A	12/2/2002	Registered
169610	South Korea	ENDURA	1	40-2002-46240	10/9/2002	569228	12/18/2003	Registered
169612	Taiwan	ENDURA	1	91042386	10/31/2002	1075252	12/1/2003	Registered
169778	Thailand	ENDURA	1	505650	12/4/2002	Kor183970	12/4/2002	Registered
169613	Venezuela	ENDURA	1	15742-02	10/4/2002	P-249512	11/11/2003	Registered
165441	Finland	ENVIROWATCH	16	4729/92	9/30/1992	128736	10/20/1993	Registered
144128	Greece	ENVIROWATCH	40, 42	114995	7/8/1993	114995	7/8/1993	Registered
145886	Japan	ENVIROWATCH	1	110716/1990	10/1/1990	2512306	3/31/1993	Registered
143241	New Zealand	ENVIROWATCH	16	220865	8/25/1992	B220865	8/25/1992	Registered
165450	Norway	ENVIROWATCH	16	92.4873	9/29/1992	160101	11/11/1993	Registered
165455	Sweden	ENVIROWATCH	16	92-7428	8/24/1992	246018	1/22/1993	Registered
136589	Chile	EQUIS & D:X	9	608188		670550	6/15/1993	Registered
143660	Mexico	ESTAR	1, 6, 8, 9, 11,	507973	6/19/1980	256666	3/23/1981	Registered
			12, 14, 16
143656	Mexico	ESTAR	1	114628	7/1/1977	215254	7/5/1978	Registered
143670	Poland	ESTAR	1, 9	96511	2/8/1991	R-71236	2/8/1991	Registered
143677	South Africa	ESTAR	1	85/3710	5/27/1985	85/3710	5/27/1985	Registered
143671	Taiwan	ESTAR	19			40963	6/1/1970	Registered
143530	United States	ESTAR	1	94281	4/4/1960	718546	7/18/1961	Registered
173695	Canada	EVERSMART		1097783	3/28/2001	TMA592565	10/17/2003	Registered
173330	Israel	EVERSMART	9	144491	12/3/2000	144491	11/12/2001	Registered
173333	European Union	EXACTUS	9	3715331	6/16/2004	3715331	11/3/2005	Registered
149963	South Africa	EXR	1	94/4125	4/25/1994	94/4125	4/25/1994	Registered
151969	United Kingdom	EXR	1	2000918	10/31/1994	2000918	10/31/1994	Registered
174007	Japan	EXTHERMO (with Katakana)	1	2001-044986	5/18/2001	4582766	7/5/2002	Registered
160644	United States	F.P.C.(AND DESIGN)	9	73/368,799	6/9/1982	1244297	7/5/1983	Registered
167987	Austria	FARBWELT (STYLIZED)	1	AM 7888/99	12/3/1999	187666	3/31/2000	Registered
167988	Germany	FARBWELT (STYLIZED)	1	39975672.8	12/1/1999	39975672	5/29/2000	Registered
168656	Germany	FARBWELT WITH	1	30029931.1	4/17/2000	30029931	6/21/2000	Registered
		RAINBOW
174213	Benelux	FLEXCEL	1, 7, 9	1036434	7/14/2003	748153	7/14/2003	Registered
174216	Brazil	FLEXCEL	9	826652280	6/22/2004	826652280	9/25/2007	Registered
174214	Brazil	FLEXCEL	1	826652301	6/22/2004	826652301	7/20/2010	Registered
174217	Canada	FLEXCEL		1184367	7/14/2003	TMA720940	8/14/2008	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 50

174220	China (People’s Republic Of)	FLEXCEL	9	3638744	7/18/2003	3638744	2/21/2005	Registered
174219	China (People’s Republic Of)	FLEXCEL	7	3638742	7/18/2003	3638742	10/28/2005	Registered
174218	China (People’s Republic Of)	FLEXCEL	1	3638743	7/18/2003	3638743	5/14/2005	Registered
174222	Finland	FLEXCEL	1, 7, 9	T200301766	7/24/2003	229991	3/31/2004	Registered
174223	France	FLEXCEL	1, 7, 9	033236684	7/16/2003	033236684	7/16/2003	Registered
174225	Hong Kong	FLEXCEL	1, 7, 9	300048357	7/16/2003	300048357	3/8/2004	Registered
174226	Italy	FLEXCEL	1, 7, 9	MI2003C00732	7/17/2003	1041846	3/7/2007	Registered
				2
174227	Norway	FLEXCEL	1, 7, 9	200310955	11/21/2003	224318	9/20/2004	Registered
174228	Spain	FLEXCEL	1, 7, 9	2550919.5	7/16/2003	2550919	12/18/2003	Registered
174229	Sweden	FLEXCEL	1, 7, 9	200305076	9/4/2003	365488	2/13/2004	Registered
173850	United States	FLEXCEL	7	78/282416	8/4/2003	3392716	3/4/2008	Registered
149995	Argentina	FLEXICOLOR	1	2874385	11/10/2008	2340102	1/11/2010	Registered
150004	Canada	FLEXICOLOR	1	363046	4/5/1973	195385	11/9/1973	Registered
166705	China (People’s Republic Of)	FLEXICOLOR	1	9800004105	1/13/1998	1282546	6/14/1999	Registered
169917	Colombia	FLEXICOLOR	1	T2003/017112	2/27/2003	274681	9/26/2003	Registered
150012	Finland	FLEXICOLOR	1	T198703558	8/24/1987	105024	8/21/1989	Registered
150027	Greece	FLEXICOLOR	1	84893	2/18/1987	84893	2/18/1987	Registered
150127	Iceland	FLEXICOLOR	1	876/1991	9/26/1991	58/1992	1/23/1992	Registered
150121	Indonesia	FLEXICOLOR	1			IDM000184878	11/18/2008	Registered
150125	Iran	FLEXICOLOR	1		10/10/1976	45989	11/16/1996	Registered
150130	Japan	FLEXICOLOR	1, 9	701532/93	1/20/1993	1565957	6/29/1993	Registered
150136	Mexico	FLEXICOLOR	1	103335	8/16/1976	246452	6/18/1980	Registered
150148	Poland	FLEXICOLOR	1	96510	2/8/1991	R-71235	2/8/1991	Registered
150153	Taiwan	FLEXICOLOR	1		1/25/1996	312908	2/1/1986	Registered
149988	United States	FLEXICOLOR	1	72/423006	5/1/1972	958395	5/8/1993	Registered
153945	Greece	FOTO-SET	16	84894	2/18/1987	84894	2/18/1987	Registered
152767	Argentina	FULL COLOR	40	2437269	6/13/2003	1946111	8/15/2003	Registered
151255	Argentina	FULL COLOR	18	2449550	8/4/2003	1954761	10/10/2003	Registered
151267	Argentina	FULL COLOR	35	2449551	8/4/2003	1954762	10/10/2003	Registered
151797	Argentina	FULL COLOR	16	2465082	10/1/2003	1964891	12/22/2003	Registered
152759	Argentina	FULL COLOR	1	2437268	6/13/2003	1946110	8/15/2003	Registered
170944	Colombia	FULL COLOR	40	94/005226		161327	5/31/1994	Registered
170945	Colombia	FULL COLOR	42	94/005227		161326	5/31/1994	Registered
147989	Dominican Republic	FULL COLOR	63	5542	2/18/1994	71921	6/15/1994	Registered
147985	Dominican Republic	FULL COLOR	11	5541	2/18/1994	71317	5/15/1994	Registered
157737	Venezuela	FULL COLOR	9	23140/91	11/6/1991	167136	8/19/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 51

157732	Venezuela	FULL COLOR	1	23141/91	11/6/1991	167137	8/19/1994	Registered
157727	Venezuela	FULL COLOR	1	23142/91	11/6/1991	167138	8/19/1994	Registered
156460	Argentina	FUN	9	2678113	6/13/2006	2138361	1/23/2007	Registered
156404	Brazil	FUN	9.45	818617543	6/29/1995	818617543	9/9/1997	Registered
156475	Chile	FUN	9	776086	6/5/2007	800094	7/24/2007	Registered
156726	Ecuador	FUN	9	55275	3/21/1995	2027/96	11/13/1996	Registered
137916	Iceland	FUN	9	897/1991	9/26/1991	77/1992	1/23/1992	Registered
156463	Peru	FUN	9	263132	3/2/1995	23949	3/5/1996	Registered
156469	Venezuela	FUN	9	3991	3/23/1995	189968	5/29/1996	Registered
158159	Norway	FUN AQUATIC	9	92.0521	2/3/1992	157380	6/24/1993	Registered
158179	Finland	FUN FLASH	9	488/92	1/31/1992	129734	1/5/1994	Registered
158189	Norway	FUN FLASH	9	92.0519	2/3/1992	157378	6/24/1993	Registered
162935	Algeria	FUN GOLD	1, 9	950803	7/26/1995	49284	7/26/1995	Registered
130742	Austria	FUN GOLD	1, 9	AM3995/95	7/17/1995	160293	10/5/1995	Registered
138182	Benelux	FUN GOLD	1, 9	79659	7/20/1995	580129	7/20/1995	Registered
139232	Denmark	FUN GOLD	1	5485/95	7/18/1995	6602/96	11/29/1996	Registered
162841	Egypt	FUN GOLD	1	96683	7/25/1995	96683	5/11/1999	Registered
162846	Egypt	FUN GOLD	9	96681	7/25/1995	96681	7/25/1995	Registered
162425	Finland	FUN GOLD	1, 9	4165/95	7/18/1995	201488	8/30/1996	Registered
161907	France	FUN GOLD	1, 9	95581315	7/20/1995	95581315	7/20/1995	Registered
130736	Germany	FUN GOLD	1, 9	39528728.6	7/13/1995	39528728	5/19/1999	Registered
162837	Hungary	FUN GOLD	1, 9	M9502100	7/25/1995	147529	7/25/1995	Registered
131366	Italy	FUN GOLD	1, 9	MI 95CO10948	11/3/1995	732137	10/23/1997	Registered
163817	Morocco	FUN GOLD	1, 9	380	8/23/1995	57308	8/23/1995	Registered
162442	Norway	FUN GOLD	1, 9	19954523	7/18/1995	176065	8/1/1996	Registered
162833	Poland	FUN GOLD	1, 9	Z-149/700	7/25/1995	108928	7/25/1995	Registered
162926	Portugal	FUN GOLD	1, 9	311796M	8/1/1995	311796	7/9/1996	Registered
131370	Russian Federation	FUN GOLD	1, 9	95709195	8/18/1995	147615	8/18/1995	Registered
162823	Serbia and Montenegro	FUN GOLD	1, 9	Z-485/95	7/20/1995	40938	7/20/1995	Registered
174321	Spain	FUN GOLD	1	2684622	8/17/2005	2684622	8/17/2005	Registered
139088	Sweden	FUN GOLD	1, 9	8172/95	7/18/1995	309905	3/8/1996	Registered
167378	Switzerland	FUN GOLD	1, 9	434866	7/19/1995	434886	2/7/1997	Registered
131819	United Kingdom	FUN GOLD	1, 9	2027159	7/17/1995	2027159	7/17/1995	Registered
140709	Vietnam	FUN GOLD	1, 9	NH0846/96	8/27/1996	27519	7/9/1998	Registered
158218	Norway	FUN PANORAMIC	9	92.0520	2/3/1992	157379	6/24/1993	Registered
165640	Argentina	FUN SAVER	9	2418903	3/20/2003	1934300	6/23/2003	Registered
165645	Argentina	FUN SAVER	16	2418904	3/20/2003	1934301	6/23/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 52

165647	Australia	FUN SAVER	9	A312497		A312497	10/21/1977	Registered
163072	Brazil	FUN SAVER	9	816930660	10/2/1992	816930660	2/22/1994	Registered
171081	Brazil	FUN SAVER	1	816930660	10/2/1992	Div. of	2/22/1994	Registered
						816930660
165658	Canada	FUN SAVER	9	416677	10/19/1977	243641	4/18/1980	Registered
165778	Japan	FUN SAVER	1, 9	77882/1991	7/24/1991	2590863	10/29/1993	Registered
149971	South Africa	FUN SAVER	9	94/4127	4/25/1994	94/4127	4/25/1994	Registered
149967	South Africa	FUN SAVER	1	94/4126	4/25/1994	94/4126	4/25/1994	Registered
165789	Sweden	FUN SAVER	9			163061	4/14/1978	Registered
155904	United States	FUN SAVER	9	74-489446	2/14/1994	1872361	1/10/1995	Registered
158722	Canada	GALLERY				257305	4/3/1996	Registered
166921	Canada	GEN 5		861572	11/14/1997	537679	11/24/2000	Registered
175484	Argentina	GENERATION NEWS	7	2812189	3/26/2008	2278769	3/25/2009	Registered
175537	Australia	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175538	Austria	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175539	Benelux	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175485	Brazil	GENERATION NEWS	7	829657770	4/2/2008			Pending Application
175540	Bulgaria	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175486	Canada	GENERATION NEWS	7	1393041	4/25/2008	TMA788993	1/28/2011	Registered
175487	Chile	GENERATION NEWS	7	813494	3/28/2008	835409	12/2/2008	Registered
175541	China (People’s Republic Of)	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175542	Croatia	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175544	Czech Republic	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175545	Denmark	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175546	Finland	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175547	France	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175548	Germany	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175549	Greece	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175488	Hong Kong	GENERATION NEWS	7	301075491	3/19/2008	301075491	3/19/2008	Registered
175550	Hungary	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175551	Iceland	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175489	India	GENERATION NEWS	7	1668126	3/24/2008			Pending Application
175552	Iran	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175553	Ireland	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175554	Italy	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175555	Japan	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175556	Kenya	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 53

175557	Latvia	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175558	Liechtenstein	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175559	Lithuania	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175560	Macedonia	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175491	Mexico	GENERATION NEWS	7	922371	3/25/2008	1064015	9/30/2008	Registered
175561	Monaco	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175562	Morocco	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175563	Norway	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175564	Poland	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175565	Portugal	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175566	Romania	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175567	Russian Federation	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175568	Serbia (Republic of)	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175569	Singapore	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175570	Slovak Republic	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175571	Slovenia	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175573	Spain	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175574	Sweden	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175575	Switzerland	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175492	Taiwan	GENERATION NEWS	7	097012792	3/21/2008	1330405	10/1/2008	Registered
175576	Turkey	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175577	Ukraine	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175578	United Kingdom	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175535	United States	GENERATION NEWS	7	77430834	3/25/2008	3640816	6/16/2009	Registered
175493	Venezuela	GENERATION NEWS	7	5493-08	3/26/2008	290458	12/9/2008	Registered
175579	Vietnam	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
175536	WIPO	GENERATION NEWS	7	961096	4/8/2008	961096	4/8/2008	Registered
136297	Canada	GENESIS		815929	6/21/1996	477425	6/10/1997	Registered
136545	Ireland	GENESIS	9	4134/96	6/28/1996	175802	6/28/1996	Registered
165974	Andorra	GOLD	1	3688	1/14/1997	2453	1/14/1997	Registered
155899	Argentina	GOLD	1	2712496	11/6/2006	2192358	10/31/2007	Registered
163143	Australia	GOLD	1	676525	10/30/1995	676525	10/30/1995	Registered
153271	Chile	GOLD	1	816944		831471	6/12/2008	Registered
157046	China (People’s Republic Of)	GOLD	1	95051071	4/27/1995	940003	2/7/1997	Registered
153277	Colombia	GOLD	1	92/282526	11/14/1995	130228	12/13/1995	Registered
166534	Costa Rica	GOLD	40	None	12/10/1997	108472	7/28/1998	Registered
166533	Costa Rica	GOLD	1	None	12/10/1997	108473	7/28/1998	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 54

166536	Ecuador	GOLD	40	83767	12/16/1997	1229	8/9/1999	Registered
166535	Ecuador	GOLD	1	83766	12/16/1997	1230	8/9/1999	Registered
166524	El Salvador	GOLD	40	011997006683	11/6/1997	224BOOK79	8/12/1998	Registered
166523	El Salvador	GOLD	1	011997006684	11/6/1997	092BOOK78	6/12/1998	Registered
147353	Estonia	GOLD	1, 16- Renew 1	9083	10/27/1993	18487	2/19/1996	Registered
			only
167789	European Union	GOLD	1	1369016	11/3/1999	1369016	11/6/2000	Registered
141394	Georgia	GOLD	1, 16	9078/03	3/30/1994	8550	3/5/1998	Registered
130799	Germany	GOLD	1	39408597.3	11/1/1996	39408597	12/1/2000	Registered
166525	Guatemala	GOLD	1	9770/97	11/21/1997	105921	8/21/2000	Registered
166526	Guatemala	GOLD	40	9771/97	11/21/1997	98951	9/30/1999	Registered
150421	India	GOLD	1	633229	7/7/1994	633229	7/7/1994	Registered
139508	Indonesia	GOLD	1			IDM000195648	6/30/1989	Registered
146862	Latvia	GOLD	1, 16	M-93-8128	9/21/1993	33632	8/20/1996	Registered
147868	Lithuania	GOLD	1, 16	13087	10/13/1993	24308	2/18/1997	Registered
130915	Madagascar	GOLD	1, 9, 16	95/00822D	7/13/1995	1587	7/13/1995	Registered
153303	Mexico	GOLD	1, 9, 14, 16	38769	3/8/1988	575236	4/14/1998	Registered
166540	Nicaragua	GOLD	40	None	12/2/1997	38945CC	10/8/1998	Registered
166539	Nicaragua	GOLD	1	None	12/2/1997	38953CC	10/8/1998	Registered
166542	Panama	GOLD	40	92068	1/21/1998	92068	1/21/1998	Registered
166541	Panama	GOLD	1	92067	1/21/1998	92067	1/21/1998	Registered
153310	Peru	GOLD	1	162		99633	9/21/1992	Registered
165918	Philippines	GOLD	1	4-1997-119543	4/10/1997	4-1997-119543	2/10/2003	Registered
153314	Poland	GOLD	1	96509	2/8/1991	R-71234	2/8/1991	Registered
141389	Russian Federation	GOLD	1, 16	93047624	10/19/1993	144469	7/22/1996	Registered
166211	South Africa	GOLD	40	97/11972	8/7/1997	97/11972	8/7/1997	Registered
166210	South Africa	GOLD	1	97/11971	8/7/1997	97/11971	8/7/1997	Registered
138721	Sri Lanka	GOLD	1	80872	11/6/1996			Pending
162344	United States	GOLD	1	74-614525	12/22/1994	1941031	12/12/1995	Registered
174049	Venezuela	GOLD	1	19340-95	12/4/1995	P-195508	3/7/1997	Registered
135470	Denmark	GOLD (STYLIZED)	1	303/86	1/16/1986	1988 03590	10/21/1988	Registered
135475	Finland	GOLD (STYLIZED)	1, 9, 16	T198600327	1/23/1986	105650	11/20/1989	Registered
135501	Greece	GOLD (STYLIZED)	1	82129	3/20/1986	82129	3/20/1986	Registered
135635	Iceland	GOLD (STYLIZED)	1, 16	884/1991	9/26/1991	182/1992	2/20/1992	Registered
135643	Norway	GOLD (STYLIZED)	1, 9, 16	19860133	1/13/1986	130013	9/17/1997	Registered
135650	Sweden	GOLD (STYLIZED)	1, 9, 16	234/86	1/13/1986	241568	10/16/1992	Registered
145230	Turkey	GOLD (STYLIZED)	1, 9, 16	93/8306	8/17/1993	93/8306	8/17/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 55

176352	China (People’s Republic Of)	GOLD PREMIER (Chinese)	1					Pending Application
174235	France	GOLDSTAR	1	93471998	6/9/1993	93471998	11/26/1993	Registered
174236	Italy	GOLDSTAR	1	5457 2003 MI	5/28/2003	669829	2/6/1996	Registered
174239	France	GREENSTAR	1, 7, 16	94534810	8/30/1994	94534810	11/3/1995	Registered
156692	Denmark	HAWKEYE	1, 9	1995/1248	2/16/1995	1995/4427	7/7/1995	Registered
156695	Finland	HAWKEYE	1	849/95	2/14/1995	203181	11/29/1996	Registered
149936	India	HAWKEYE	9		10/8/1942	6255	5/26/1944	Registered
156707	Ireland	HAWKEYE	1	95/1063	2/14/1995	174181	2/14/1995	Registered
156700	Norway	HAWKEYE	1, 9	19951077	2/17/1995	174695	6/27/1996	Registered
149956	Singapore	HAWKEYE	9			T39/02847D	7/14/1939	Registered
156717	United Kingdom	HAWKEYE	1	2011659	2/20/1995	2011659	2/20/1995	Registered
130480	United States	HC-110	6	72189278	3/23/1964	792034	7/6/1965	Registered
171641	United States	HC-110	1	72189278	3/23/1964	792034	7/6/1965	Registered
161986	South Africa	HCF	1	B85/3706	5/27/1985	B85/3706	5/27/1985	Registered
176160	Austria	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176161	Benelux	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176155	Canada	HERO	9	1513991	2/4/2011	840761	1/21/2013	Registered
176162	Denmark	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176164	France	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176165	Germany	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176166	Greece	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176167	Hungary	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176168	Ireland	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176169	Italy	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176156	Mexico	HERO	9	1153300	2/8/2011	1217592	5/18/2011	Registered
176170	Norway	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176171	Poland	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176172	Portugal	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176173	Russian Federation	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176174	Spain	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176176	Switzerland	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176178	United Kingdom	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered
176158	United States	HERO	9	85241300	2/14/2011	4265088	12/25/2012	Registered
176157	Venezuela	HERO	21	2795/11	2/23/2011			Pending Application
176159	WIPO	HERO	9	1069927	2/25/2011	1069927	2/25/2011	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 56

172114	Canada	HIGH DEFINITION		1101722	5/3/2001	TMA602665	2/19/2004	Registered
		IMAGING & DESIGN
		(horizontal presentation)
155037	Mexico	HIGH FILM	9	223023	1/30/1995	519469	3/26/1996	Registered
156921	Mexico	HIGH FILM	16	223024	1/30/1995	490709	5/2/1995	Registered
171118	Mexico	HIPERCOLOR	35	589702	2/25/2003	967754	12/15/2006	Registered
171119	Mexico	HIPERCOLOR	9	589703	2/25/2003	971761	2/12/2007	Registered
171120	Mexico	HIPERCOLOR	16	589704	2/25/2003	964427	11/29/2006	Registered
171121	Mexico	HIPERCOLOR	1	612627	7/31/2003	998448	8/20/2007	Registered
174245	Hong Kong	HORSELL	1	199907896	6/21/1999	200006392	5/5/2000	Registered
174249	New Zealand	HORSELL	1	310640	6/4/1999	310640	6/4/1999	Registered
168561	Canada	I.LAB		1081851	11/7/2000	TMA596357	12/3/2003	Registered
143706	Denmark	IBT LOGO DEVICE	1	3805/93	6/11/1993	5885/93	8/6/1993	Registered
		(INTEGRATED BOOSTER
		TECHNOLOGY)
143713	Finland	IBT LOGO DEVICE	1	3244/93	7/21/1993	134402	10/5/1994	Registered
		(INTEGRATED BOOSTER
		TECHNOLOGY)
143717	Norway	IBT LOGO DEVICE	1	933459	7/20/1993	164422	9/1/1994	Registered
		(INTEGRATED BOOSTER
		TECHNOLOGY)
143708	Sweden	IBT LOGO DEVICE	1	93-5386	6/11/1993	263425	1/13/1995	Registered
		(INTEGRATED BOOSTER
		TECHNOLOGY)
156751	Australia	IMAGE MAGIC	35	640032	9/9/1994	640032	9/9/1994	Registered
156747	Australia	IMAGE MAGIC	42	640033	9/9/1994	640033	9/9/1994	Registered
156743	Australia	IMAGE MAGIC	1	640029	9/9/1994	640029	9/9/1994	Registered
156194	Colombia	IMAGE MAGIC	9	95005251	2/13/1995			Pending
158525	Dominican Republic	IMAGE MAGIC	20		7/28/1995	79573	9/15/1995	Registered
156205	Dominican Republic	IMAGE MAGIC	66		4/12/1995	78119	6/15/1995	Registered
156210	Dominican Republic	IMAGE MAGIC	63		7/28/1995	79882	9/15/1995	Registered
154264	Ireland	IMAGE MAGIC	40					Pending
149691	New Zealand	IMAGE MAGIC	40	236751	5/9/1994	236751	5/9/1994	Registered
170927	Japan	IMAGE PAC	9	8522/2004	2/2/2004	4811902	10/22/2004	Registered
131308	Norway	IMAGECAPTURE	1	82.0154	1/18/1982	114842	10/20/1983	Registered
138370	Argentina	IMAGECARE & DESIGN	42	2797219	1/10/2008	2255524	10/27/2008	Registered
133647	Australia	IMAGECARE & DESIGN	1, 9, 16, 35, 40,	706348	4/15/1996	706348	4/15/1996	Registered
			42
138375	Brazil	IMAGECARE & DESIGN	40.15, 40.55,	819647004	11/11/1996	819647004	4/6/1999	Registered
			40.6

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 57

138380	Chile	IMAGECARE & DESIGN	42	791334	10/8/2007	810876	11/25/1997	Registered
138385	China (People’s Republic Of)	IMAGECARE & DESIGN	42	960126340	11/15/1996	1141746	1/7/1998	Registered
138463	Denmark	IMAGECARE & DESIGN	42	5896/96	11/1/1996	VR 1997 02471	6/13/1997	Registered
138468	Finland	IMAGECARE & DESIGN	42	4521/96	10/31/1996	206879	7/15/1997	Registered
138473	Greece	IMAGECARE & DESIGN	42	131198	11/7/1996	131198	11/17/1998	Registered
138390	Hong Kong	IMAGECARE & DESIGN	35, 42	12243/1996	9/30/1996	B3193/1998	9/30/1996	Registered
138110	Hong Kong	IMAGECARE & DESIGN	9	6788/1996	6/4/1996	1998B01649	6/4/1996	Registered
138114	Hong Kong	IMAGECARE & DESIGN	40	6789/1996	6/4/1996	1998B01650	6/4/1996	Registered
138106	Hong Kong	IMAGECARE & DESIGN	1	6787/1996	6/4/1996	1998B01648	6/4/1996	Registered
138400	Indonesia	IMAGECARE & DESIGN	42	J97-4364	3/14/1997	IDM000126506	11/20/1997	Registered
138478	Ireland	IMAGECARE & DESIGN	42	96/5678	10/30/1996	205748	10/30/1996	Registered
138405	Japan	IMAGECARE & DESIGN	42	116829/1996	10/16/1996	4374846	4/7/2000	Registered
138420	Mexico	IMAGECARE & DESIGN	42	275124	9/26/1996	626506	9/26/1996	Registered
138121	New Zealand	IMAGECARE & DESIGN	42	B266397	8/28/1996	B266397	8/28/1996	Registered
138483	Norway	IMAGECARE & DESIGN	42	6748/1996	10/30/1996	186157	10/30/1997	Registered
138425	Peru	IMAGECARE & DESIGN	42	22855	10/3/1996	9541	1/13/1997	Registered
138430	Singapore	IMAGECARE & DESIGN	42	B T96/11113Z	10/14/1996	T96/11113Z	10/14/1996	Registered
138435	South Africa	IMAGECARE & DESIGN	42	96/13487	9/25/1996	96/13487	9/25/1996	Registered
138410	South Korea	IMAGECARE & DESIGN	35, 40, 41, 42	1996-12623	10/12/1996	45203	8/11/1998	Registered
138488	Sweden	IMAGECARE & DESIGN	42	9976/96	10/31/1996	323976	6/27/1997	Registered
138440	Taiwan	IMAGECARE & DESIGN	42	88010865	3/15/1999	131368	10/16/2000	Registered
140699	Venezuela	IMAGECARE & DESIGN	42	18371/96	10/30/1996	8102	7/31/1998	Registered
171664	Canada	IMAGEDIRECT	9	1078755	10/16/2000	TMA579124	4/8/2003	Registered
166191	Andorra	IMAGELINK	1, 9	3678	1/14/1997	2458	1/14/1997	Registered
171849	Argentina	IMAGELINK	9	2576148	3/10/2005	2119482	10/10/2006	Registered
141742	Australia	IMAGELINK	9	A524756	12/7/1989	A524756	12/7/1989	Registered
141737	Australia	IMAGELINK	1	A524755	12/7/1989	A524755	12/7/1989	Registered
172109	Australia	IMAGELINK	9	1045604	3/9/2005	1045604	3/9/2005	Registered
141750	Canada	IMAGELINK		646016	12/4/1989	394120	2/14/1992	Registered
145496	China (People’s Republic Of)	IMAGELINK	37	93090729		776330	1/20/1995	Registered
141756	Denmark	IMAGELINK	1, 9, 16, 20, 37,	8878/90	11/21/1990	1017/93	2/5/1993	Registered
			38
141762	Finland	IMAGELINK	1, 9, 16, 20, 37,	5984/90	11/19/1990	119297	5/20/1992	Registered
			38
140363	Georgia	IMAGELINK	1, 9, 16, 20, 37,	8606/3	7/30/1993	5180	4/24/1997	Registered
			38
144147	Greece	IMAGELINK	37, 38	115000	7/8/1993	115000	7/8/1993	Registered
141782	Hong Kong	IMAGELINK	9	1280/91	2/26/1991	B4041/1998	2/26/1991	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 58

141777	Hong Kong	IMAGELINK	1	1281/91	2/26/1991	B7183/94	2/26/1991	Registered
172110	Hong Kong	IMAGELINK	9	300381933	3/8/2005	300381933	3/8/2005	Registered
142015	Iceland	IMAGELINK	1, 9, 16	858/1991	9/26/1991	43/1992	1/23/1992	Registered
171880	Indonesia	IMAGELINK	9	D00.2005.00046	4/12/2005			Pending Application
				2
142019	Japan	IMAGELINK	9, 10	139608/1989	12/7/1989	2370735	1/31/1992	Registered
165816	Japan	IMAGELINK	37	189095/92	9/16/1992	3013724	12/22/1994	Registered
172106	Japan	IMAGELINK	9	40629/2005	5/10/2005	4926284	2/3/2006	Registered
167201	Jordan	IMAGELINK	1	50453	8/5/1998	50453	8/5/1998	Registered
142039	New Zealand	IMAGELINK	9			198114		Registered
142034	New Zealand	IMAGELINK	1			198113		Registered
142030	Norway	IMAGELINK	1, 9, 16, 20, 37,	90.5988	11/16/1990	157077	6/17/1993	Registered
			38
142043	Poland	IMAGELINK	9	96485	2/8/1991	70708	2/8/1991	Registered
142047	Sweden	IMAGELINK	1, 9, 16, 20, 37,	90-10420	11/14/1990	251788	9/17/1993	Registered
			38
171848	Taiwan	IMAGELINK	9	094010603	3/10/2005	1181138	11/16/2005	Registered
140368	Turkmenistan	IMAGELINK	1, 9, 16, 20, 37,	1(2879)	12/29/1995	3024	11/25/1998	Registered
			38
152061	United Kingdom	IMAGELINK	9, 37, 38	2001445	10/31/1994	2001445	10/31/1994	Registered
151749	United States	IMAGELINK	1	74/549636	7/15/1994	1914405	8/29/1995	Registered
171913	Venezuela	IMAGELINK	9	5146-05	3/18/2005			Pending Application
142056	Canada	IMAGE-LINK	9	479418	12/9/1981	295803	10/5/1984	Registered
142060	Denmark	IMAGE-LINK	9	00638/82	2/11/1982	3263/82	9/10/1982	Registered
142064	Finland	IMAGE-LINK	9	0709/1982	2/1/1982	92743	6/5/1985	Registered
142163	Norway	IMAGE-LINK	9	82.0280	1/27/1982	114548	9/1/1983	Registered
142167	Sweden	IMAGE-LINK	9	082/0449	1/26/1982	182051	6/24/1982	Registered
138192	Georgia	IMAGELITE	1	4720/03	7/30/1993	1959	6/24/1996	Registered
149513	Norway	IMAGELITE	1	89/1323	3/21/1989	142993	10/4/1990	Registered
146598	Denmark	IMAGESET	1	1993/7165	11/4/1993	1994/1654	3/11/1994	Registered
146601	Finland	IMAGESET	1	814/94	2/15/1994	135597	12/20/1994	Registered
146605	Greece	IMAGESET	1	116684	11/12/1993	116684	11/12/1993	Registered
146613	Sweden	IMAGESET	1			259205	6/23/1994	Registered
171685	Canada	IMAGESMART	9	1078754	10/16/2000	TMA578918	4/3/2003	Registered
164043	Brazil	IMAGINE - IMAGE	41	816965226	11/23/1992	816965226	4/5/1994	Registered
		CENTER
171142	Brazil	IMAGINE - IMAGE	40	816965226	11/23/1992	Div. of	4/5/1994	Registered
		CENTER				816965226
140743	Japan	IMT	9	705394/1993	2/23/1993	1580641	7/29/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 59

140754	Mexico	IMT	9	99354	4/2/1976	207273	10/26/1977	Registered
176271	United States	INFINITY WF	9	77138721	3/23/2007	3517245	10/14/2008	Registered
153653	Norway	INFOCAPTURE	1	82.0155	1/18/1982	114528	8/24/1983	Registered
138834	Australia	INFOGUARD	1	595699	2/11/1993	A595699	2/11/1993	Registered
138838	Canada	INFOGUARD	1	722329	2/8/1993	442271	4/28/1995	Registered
140031	Denmark	INFOGUARD	1	1288/93		7241/93	10/15/1993	Registered
140034	Finland	INFOGUARD	1	922/93	3/3/1993	130623	2/7/1994	Registered
140038	Ireland	INFOGUARD	1	93/0725	2/23/1993	153716	2/23/1993	Registered
140044	Norway	INFOGUARD	1	931031	3/2/1993	167256	3/16/1995	Registered
140049	Sweden	INFOGUARD	1	93-1632	2/23/1993	254540	1/21/1994	Registered
140054	United Kingdom	INFOGUARD	1	1527399	2/19/1993	1527399	2/19/1993	Registered
139889	United States	INFOGUARD	9	74/351189	1/22/1993	1836098	5/10/1994	Registered
168867	Australia	INNOVATION SERIES	9	880804	6/28/2001	880804	6/28/2001	Registered
168880	Canada	INNOVATION SERIES	9	1107997	6/27/2001	614080	6/27/2004	Registered
168863	Chile	INNOVATION SERIES	9	980277	11/22/2011	946516	12/10/2011	Registered
168872	China (People’s Republic Of)	INNOVATION SERIES	9	2001118031	7/5/2001	1915615	2/7/2004	Registered
169214	France	INNOVATION SERIES	9	880804	6/28/2001	013108300		Registered
168870	India	INNOVATION SERIES	9	1021742	6/29/2001	1021742	6/29/2001	Registered
168876	Mexico	INNOVATION SERIES	9	492867	6/27/2001	716078	6/27/2001	Registered
168879	Venezuela	INNOVATION SERIES	9	11596-01	6/29/2001	257043	11/10/2004	Registered
145798	Finland	INSTAGRAPHIC	1, 9	3741/83	7/7/1983	91955	3/5/1985	Registered
151118	Argentina	INSTAMATIC	9	2612388	8/22/2005	2073051	3/17/2006	Registered
151187	Chile	INSTAMATIC	9	685032	4/28/2005	729819	7/22/2005	Registered
151658	Democratic Republic of Congo	INSTAMATIC	1, 34			A/003294	10/2/1971	Registered
151211	Ecuador	INSTAMATIC	1, 9			527/75	4/10/1974	Registered
151449	India	INSTAMATIC	18			260063	10/16/1997	Registered
151443	India	INSTAMATIC	11			260061	10/16/1997	Registered
151438	India	INSTAMATIC	9			260060	10/16/1997	Registered
151436	India	INSTAMATIC	1			260059	10/16/1997	Registered
151446	India	INSTAMATIC	16			260062	10/16/1997	Registered
151510	Mexico	INSTAMATIC	1, 6, 8, 9, 11,	54971	1/4/1989	361385	4/26/1989	Registered
			12, 14, 16
151625	Sarawak	INSTAMATIC	9			SAR/4497	2/27/1963	Registered
151650	South Africa	INSTAMATIC	9	63/0667	2/22/1963	63/0667	2/22/1963	Registered
151632	Thailand	INSTAMATIC	9	285709	5/18/1995	Kor30066	7/28/1995	Registered
151643	Venezuela	INSTAMATIC	9	913/63	3/1/1963	47280	4/29/1964	Registered
173341	European Union	INTEGRIS	2, 9, 16	3124914	4/7/2003	3124914	10/29/2004	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 60

173342	Japan	INTEGRIS	2, 9, 16	2003-028220	4/8/2003	4712933	9/26/2003	Registered
173344	Australia	IQSMART	9	918113	6/28/2002	918113	6/28/2002	Registered
173345	European Union	IQSMART	9	2755783	6/28/2002	2755783	6/28/2002	Registered
173347	Japan	IQSMART	9	2002-055055	7/2/2002	4658713	4/4/2003	Registered
173349	Singapore	IQSMART	9	T02/09409J	6/29/2002	T02/09409J	6/4/2003	Registered
173357	Australia	IRIS	2	525023	12/12/1989	525023	8/22/1994	Registered
173365	Israel	IRIS	16	144038	11/19/2000	144038	1/2/2003	Registered
173364	Israel	IRIS	9	144037	11/19/2000	144037	1/2/2003	Registered
173363	Israel	IRIS	2	144036	11/19/2000	144036	11/12/2001	Registered
173367	Japan	IRIS	2	2000-139037	12/25/2000	4740873	1/16/2004	Registered
173368	Singapore	IRIS	9	1940/94	3/9/1994	T94/01940F	3/9/1994	Registered
173370	United Kingdom	IRIS	9	1410359	12/8/1989	1410359	1/8/1999	Registered
173372	United States	IRIS	2, 9, 16	74091039	8/23/1990	2007303	10/15/1996	Registered
138290	Australia	KEYKODE	9	A552094	3/15/1991	A552094	2/25/1993	Registered
138285	Australia	KEYKODE	1	A552090	3/15/1991	A552090	12/22/1992	Registered
138297	Denmark	KEYKODE	1, 9	2108/91	3/20/1991	2044/92	3/27/1992	Registered
138301	Finland	KEYKODE	1, 9	1320/91	3/18/1991	120940	8/5/1992	Registered
138318	Greece	KEYKODE	1, 9	103434	3/29/1991	103434	6/17/1994	Registered
138452	Japan	KEYKODE	1, 9	24499/1991	3/11/1991	2542605	5/31/1993	Registered
138467	New Zealand	KEYKODE	9	208255	2/19/1991	208255	2/19/1998	Registered
138462	New Zealand	KEYKODE	1	208254	2/19/1991	208254	2/19/1998	Registered
138455	Norway	KEYKODE	1, 9	91.1415	3/18/1991	157463	7/1/1993	Registered
138471	Sweden	KEYKODE	1, 9	91-2480	3/19/1991	246744	2/19/1993	Registered
167571	United States	KEYKODE	1	75/634494	2/8/1999	2304310	12/28/1999	Registered
145160	Denmark	KODA	5	1981/02983	7/16/1981	1983/00902	3/18/1983	Registered
145170	Denmark	KODABROME	1	1975/551	2/10/1975	1975/4362	10/24/1975	Registered
145271	Mexico	KODABROME	16	87313		195555	5/31/1976	Registered
145280	Sweden	KODABROME	1			152312	8/8/1975	Registered
137469	Argentina	KODABROMIDE	1	2444116	7/14/2003	1951595	9/18/2003	Registered
137487	Chile	KODABROMIDE	1, 9	269708		699287	4/29/1994	Registered
137612	Japan	KODABROMIDE	1, 9	708459/1993	3/22/1993	430097		Registered
137627	Peru	KODABROMIDE	1	213929	12/22/1992	18859	3/5/1993	Registered
166209	Andorra	KODACHROME	1	4327	1/21/1997	4713	1/21/1997	Registered
169492	Angola	KODACHROME	40	4097/94	12/1/1994	4097/94	8/9/1999	Registered
169491	Angola	KODACHROME	16	4096/94	12/1/1994	4096/94	8/9/1999	Registered
169490	Angola	KODACHROME	1	4095/94	12/1/1994	4095/94	7/22/1999	Registered
151792	Argentina	KODACHROME	40	2444086	7/14/2003	1950523	9/12/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 61

151842	Bolivia	KODACHROME	16			83380-A	12/8/1970	Registered
151838	Bolivia	KODACHROME	9			83372-A	12/8/1970	Registered
151834	Bolivia	KODACHROME	1			83373-A	12/8/1970	Registered
134526	Bosnia And Herzegovina	KODACHROME	1, 9	BAZR 96227	3/9/1996	BAZR 96227	3/9/1996	Registered
151852	Brazil	KODACHROME	9.45, 9.8	32328		5023750	5/22/1960	Registered
151849	Brazil	KODACHROME	1.7	32327		2436159	5/22/1945	Registered
151880	Chile	KODACHROME	1, 9	809442	2/28/2008	827418	5/18/2008	Registered
166564	China (People’s Republic Of)	KODACHROME	1	9700135119	12/18/1997	1260004	4/7/1999	Registered
138199	Croatia	KODACHROME	1, 9	Z940348N	2/9/1994	Z940348N	2/9/1994	Registered
157164	Dominican Republic	KODACHROME	70		2/21/1992	53184	4/14/1992	Registered
157150	Dominican Republic	KODACHROME	1, 5	2012/4718	1/23/2012	53038	4/14/1992	Registered
157159	Dominican Republic	KODACHROME	9		2/21/1992	53167	4/14/1992	Registered
147364	Estonia	KODACHROME	1, 16	9081	10/27/1993	18164	1/11/1996	Registered
166042	European Union	KODACHROME	1, 16, 35, 40, 42	28472	4/1/1996	28472	2/4/1998	Registered
			- Renew 1, 16
			only
144092	Greece	KODACHROME	40, 41, 42	114986	7/8/1993	114986	12/19/1995	Registered
151976	Greece	KODACHROME	1, 2			18135	6/20/1992	Registered
151981	Hong Kong	KODACHROME	1, 9, 16	99/49	2/3/1977	19490952AA	2/3/1949	Registered
152193	Iceland	KODACHROME	1, 9, 16, 40	856/1991	9/26/1991	41/1992	1/23/1992	Registered
152181	India	KODACHROME	1		10/8/1942	6259	3/17/1945	Registered
152165	Indonesia	KODACHROME	1			IDM000158970	3/15/1998	Registered
152190	Iran	KODACHROME	1, 9, 16, 35		10/10/1976	46026	11/16/1996	Registered
152174	Israel	KODACHROME	1			3899	8/27/1997	Registered
152204	Japan	KODACHROME	1, 9	705392/93	2/23/1993	423774	7/29/1993	Registered
152200	Jordan	KODACHROME	1		8/26/1953	2449	8/26/1988	Registered
143791	Laos	KODACHROME	1	2125	6/3/1993	1344	6/4/2003	Registered
170476	Laos	KODACHROME	16	2125	6/3/1993	1345	6/4/2003	Registered
146874	Latvia	KODACHROME	1, 16	M-93-8129	9/21/1993	33633	8/20/1996	Registered
147880	Lithuania	KODACHROME	1, 16	13086	10/13/1993	24309	2/18/1997	Registered
138204	Macedonia	KODACHROME	1, 9	PZ-1235/94	2/8/1994	6332	2/8/1994	Registered
130878	Madagascar	KODACHROME	35, 37, 40, 41	95/00833D	7/13/1995	1598	7/13/1995	Registered
152259	Malawi	KODACHROME	1			785/59	2/8/1993	Registered
152280	Malaysia	KODACHROME	1	88/01118	3/15/1988	88/01118	7/11/1994	Registered
152278	Mexico	KODACHROME	1	104606	9/27/1976	205871	9/1/1977	Registered
152269	Mexico	KODACHROME	40	79526	4/9/1974	185476	10/10/1974	Registered
152263	Mexico	KODACHROME	1, 6, 8, 9, 11,	27333		50353	5/16/1945	Registered
			12, 14, 16

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 62

139270	Myanmar	KODACHROME	1, 16			3656/1993	11/30/1993	Registered
152307	Panama	KODACHROME	1			1208	3/2/1979	Registered
152318	Peru	KODACHROME	1	5398		11550	12/15/1977	Registered
152311	Peru	KODACHROME	9	1489		1943	12/7/1975	Registered
152342	Poland	KODACHROME	1, 9, 16, 40	96507	2/8/1991	R-71232	2/8/1991	Registered
165980	Russian Federation	KODACHROME	1, 16	93047622	10/19/1993	129937	7/24/1995	Registered
152408	Serbia and Montenegro	KODACHROME		8891		8891	8/2/1990	Registered
152377	Singapore	KODACHROME	9			T39/02848B	7/14/1939	Registered
152372	Singapore	KODACHROME	1			T39/02825C	7/14/1939	Registered
138209	Slovenia	KODACHROME	1, 9	Z-3580146	2/21/1994	Z-3580146	6/18/1996	Registered
152420	South Africa	KODACHROME	16	65/4487	11/4/1965	65/4487	11/4/1965	Registered
152416	South Africa	KODACHROME	9	65/4486	11/4/1965	65/4486	11/4/1965	Registered
152412	South Africa	KODACHROME	1	65/4485	11/4/1965	65/4485	11/4/1965	Registered
152209	South Korea	KODACHROME	1, 9	2891/1970	8/17/1970	20668	12/14/1970	Registered
152385	Taiwan	KODACHROME	19			19721	4/1/1965	Registered
152382	Thailand	KODACHROME	1	285703	7/28/1965	Kor30060	7/28/1965	Registered
171282	Tunisia	KODACHROME	1, 9, 16	EE050839	4/19/2005	EE050839	4/19/2005	Registered
151757	United States	KODACHROME	1	71366811	6/29/1935	329489	10/29/1935	Registered
152391	Venezuela	KODACHROME	9			37002-F	6/27/1959	Registered
152403	Venezuela	KODACHROME	9	15098	11/28/1985	132210	1/27/1988	Registered
152395	Venezuela	KODACHROME	16	15096	11/28/1985	132208	1/27/1988	Registered
152400	Venezuela	KODACHROME	1	15097	11/28/1985	132209	1/27/1988	Registered
152428	Zambia	KODACHROME	1			785/59	2/8/1993	Registered
152359	Zimbabwe	KODACHROME	1		2/8/1958	785/59	8/12/1926	Registered
166264	Andorra	KODACOLOR	1, 40	4328	1/21/1997	4707	1/21/1997	Registered
169495	Angola	KODACOLOR	40	4100/94	12/1/1994	4100/94	8/3/1999	Registered
169494	Angola	KODACOLOR	16	4099/94	12/1/1994	4099/94	8/4/1999	Registered
169493	Angola	KODACOLOR	1	4098/94	12/1/1994	4098/94	8/4/1999	Registered
151083	Argentina	KODACOLOR	40	2492511	1/30/2004	1984386	6/29/2004	Registered
151077	Argentina	KODACOLOR	1	2366553	2/21/2002	1872364	5/22/2002	Registered
167787	Bolivia	KODACOLOR	1			83371-A	12/8/1970	Registered
151155	Bolivia	KODACOLOR	16			83381-A	12/8/2000	Registered
151151	Bolivia	KODACOLOR	9			83370-A	12/8/1970	Registered
151184	Chile	KODACOLOR	1, 9, 16	685033	4/28/2005	729848	7/25/2005	Registered
167867	China (People’s Republic Of)	KODACOLOR	1	9900130175	11/3/1999	1500091	1/7/2001	Registered
151201	Cuba	KODACOLOR	16			112102	7/6/1996	Registered
151198	Cuba	KODACOLOR	9			111217	7/1/1995	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 63

157004	Dominican Republic	KODACOLOR	1, 5	2012/4710	1/23/2012	53039	4/14/1992	Registered
157010	Dominican Republic	KODACOLOR	70		2/26/1992	53183	4/14/1992	Registered
151218	Ecuador	KODACOLOR	1, 9, 16			523/75	4/10/1974	Registered
151674	El Salvador	KODACOLOR	16	1928/91	8/14/1991	185BOOK13	10/20/1992	Registered
151671	El Salvador	KODACOLOR	9	1960/91	8/15/1991	51BOOK11	6/23/1992	Registered
151666	El Salvador	KODACOLOR	1	1933/91	8/14/1991	188BOOK13	10/20/1992	Registered
151678	El Salvador	KODACOLOR	40	1961/91	8/15/1991	187BOOK13	10/20/1992	Registered
147369	Estonia	KODACOLOR	1	9084	10/27/1993	18165	1/11/1996	Registered
166043	European Union	KODACOLOR	1, 16, 35, 40, 42	28480	4/1/1996	28480	2/4/1998	Registered
			- Renew 1, 16
			only
151221	Finland	KODACOLOR	1, 9, 16	T198703559	8/24/1987	105947	12/20/1989	Registered
168650	Georgia	KODACOLOR	1	1994 011467	3/30/1994	M13224	4/4/2000	Registered
144100	Greece	KODACOLOR	40, 42	114988	7/8/1993	114988	12/19/1995	Registered
151252	Greece	KODACOLOR	1, 9, 16	62655	1/10/1979	62655	8/18/1980	Registered
151257	Guatemala	KODACOLOR	1			31532	12/14/1996	Registered
151261	Hong Kong	KODACOLOR	1, 16	99/49	2/3/1977	19490960AA	2/3/1949	Registered
151265	Hong Kong	KODACOLOR	16	99/49	2/3/1977	961/49	2/3/1949	Registered
151463	Iceland	KODACOLOR	1, 16	891/1991	9/26/1991	71/1992	1/23/1992	Registered
151453	India	KODACOLOR	1			210889	8/27/1997	Registered
151457	India	KODACOLOR	16			210890	8/27/1997	Registered
166935	Indonesia	KODACOLOR	1	D97 19742	9/15/1997	IDM000158969	3/15/1998	Registered
151460	Iran	KODACOLOR	1, 9, 16, 35		10/10/1976	46027	11/16/1996	Registered
151465	Japan	KODACOLOR	1	222211/1990	11/5/1990	223053	3/17/1931	Registered
151477	Kenya	KODACOLOR	16		9/19/1963	12041	9/19/1963	Registered
151472	Kenya	KODACOLOR	9		9/19/1963	12040	9/19/1963	Registered
151469	Kenya	KODACOLOR	1		9/19/1963	12039	9/19/1963	Registered
143784	Laos	KODACOLOR	1	2122	6/3/1993	1340	6/4/2003	Registered
170475	Laos	KODACOLOR	16	2122	6/3/1993	1341	6/4/2003	Registered
146878	Latvia	KODACOLOR	1	M-93-8130	9/21/1993	33309	9/21/1993	Registered
147884	Lithuania	KODACOLOR	1	13085	10/13/1993	24310	2/18/1997	Registered
130873	Madagascar	KODACOLOR	35, 37, 40, 41	95/00834D	7/13/1995	1599	7/13/1995	Registered
151520	Malawi	KODACOLOR	16		9/25/1970	MW/TM/1963/0	9/25/1998	Registered
						1057
151516	Malawi	KODACOLOR	9		9/25/1970	MW/TM/1963/0	9/25/1998	Registered
						1056
151513	Malawi	KODACOLOR	1		9/25/1970	MW/TM/1963/0	9/25/1998	Registered
						1055

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 64

151545	Malaysia	KODACOLOR	1	88/01116	3/15/1988	88/01116	7/11/1994	Registered
151527	Mexico	KODACOLOR	9	35818	7/26/1947	56546	7/17/1949	Registered
151541	Mexico	KODACOLOR	35, 38	241371	11/13/1984	307743	6/7/1985	Registered
151538	Mexico	KODACOLOR	1	104761	9/30/1976	213350	4/24/1978	Registered
151531	Mexico	KODACOLOR	16	35820	7/26/1947	55763	3/20/1948	Registered
151534	Mexico	KODACOLOR	40	79528	4/9/1974	187352	1/31/1975	Registered
139240	Myanmar	KODACOLOR	1, 16			3654/1993	11/25/1993	Registered
151642	Paraguay	KODACOLOR	1	2729	3/2/1993	257497	6/11/1993	Registered
151638	Paraguay	KODACOLOR	16	3578	2/19/2003	257500	6/11/1993	Registered
151586	Peru	KODACOLOR	1			22806	12/29/1993	Registered
151582	Peru	KODACOLOR	16			22514	12/29/1993	Registered
151612	Poland	KODACOLOR	1, 9, 16, 40	96506	2/8/1991	R-71231	2/8/1991	Registered
141408	Russian Federation	KODACOLOR	1	93047623	10/19/1993	128343	6/16/1995	Registered
151660	Singapore	KODACOLOR	1			T4911664C	9/6/1949	Registered
151729	South Africa	KODACOLOR	40	72/6116	12/8/1972	72/6116	12/8/1972	Registered
151727	South Africa	KODACOLOR	16	65/4490	11/4/1965	65/4490	11/4/1965	Registered
151723	South Africa	KODACOLOR	9	65/4489	11/4/1965	65/4489	11/4/1965	Registered
151719	South Africa	KODACOLOR	1	65/4488	11/4/1965	65/4488	11/4/1965	Registered
151482	South Korea	KODACOLOR	1, 9	91-1321		40-21430	3/16/1971	Registered
151687	Taiwan	KODACOLOR	19			19720	4/1/1965	Registered
151683	Thailand	KODACOLOR	1	285704	7/28/1965	Kor30061	7/28/1965	Registered
151048	United States	KODACOLOR	26	569616	11/30/1948	523176	3/28/1950	Registered
151710	Venezuela	KODACOLOR	16	11931	10/1/1985	130811-F	9/21/1987	Registered
151706	Venezuela	KODACOLOR	1	11930	10/1/1985	130810-F	9/21/1987	Registered
151702	Venezuela	KODACOLOR	9	235-86	1/10/1986	133111	2/2/1988	Registered
151697	Venezuela	KODACOLOR	1, 9, 16			31771-F	3/18/1957	Registered
151739	Zambia	KODACOLOR	16		9/25/1963	1057/63	9/25/1963	Registered
151735	Zambia	KODACOLOR	9		9/25/1963	1056/63	9/25/1963	Registered
151732	Zambia	KODACOLOR	1		9/25/1963	1055/63	9/25/1963	Registered
151652	Zimbabwe	KODACOLOR	16			1057/63	9/25/1963	Registered
151648	Zimbabwe	KODACOLOR	9			1056/63	9/25/1963	Registered
151645	Zimbabwe	KODACOLOR	1			1055/63	9/25/1963	Registered
163220	Taiwan	KODACOLOR GOLD	73			479071	3/16/1990	Registered
163225	Venezuela	KODACOLOR GOLD	50	19267	12/28/1987	145084	6/4/1991	Registered
147287	Japan	KODACOLOR VR	10	49196/83	5/28/1983	2037197	4/26/1988	Registered
147183	United States	KODACOLOR VR	1	430862	6/20/1983	1297307	9/25/1984	Registered
145443	United States	KODAFIX	1	00616951	7/26/1951	559958	6/10/1952	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 65

136165	Argentina	KODAFLEX	1	1584125	2/25/1987	1284148	4/13/1988	Registered
136220	Denmark	KODAFLEX	6, 9, 10	1984/309	1/16/1984	1985/2437	8/9/1985	Registered
136230	Finland	KODAFLEX	1, 9, 10, 16	7084/1983	12/21/1983	94538	12/20/1985	Registered
136262	Hong Kong	KODAFLEX	1	787/1966	8/11/1973	10/1967	8/11/1966	Registered
144814	Chile	KODAGRAPH	1, 9, 16	685034	4/28/2005	729847	7/25/2005	Registered
144841	Hong Kong	KODAGRAPH	1, 16	99/49	2/3/1977	19490949AA	2/3/1949	Registered
144949	India	KODAGRAPH	16		8/29/1963	217389	8/3/1964	Registered
144961	Mexico	KODAGRAPH	1, 6, 8, 9, 11,	26888		49227	4/10/1945	Registered
			12, 14, 16
144958	Mexico	KODAGRAPH	1	501584		49226	8/27/1945	Registered
144985	Peru	KODAGRAPH	1			22785	3/16/1984	Registered
144997	Singapore	KODAGRAPH	9			T39/02849J	7/14/1939	Registered
145021	South Africa	KODAGRAPH	16	65/4493	11/4/1965	65/4493	11/4/1965	Registered
145016	South Africa	KODAGRAPH	9	65/4492	11/4/1965	65/4492	11/4/1965	Registered
145012	South Africa	KODAGRAPH	1	65/4491	11/4/1965	65/4491	11/4/1965	Registered
155122	Denmark	KODAJET	1	1994/8738	12/12/1994	1995/2315	4/7/1995	Registered
155128	Finland	KODAJET	1	6482/1994	12/27/1994	139964	9/5/1995	Registered
155143	Sweden	KODAJET	1	94/12813	12/12/1994	305657	10/27/1995	Registered
155117	United Kingdom	KODAJET	1	2004706	12/8/1994	2004706	9/22/1995	Registered
170594	Albania	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
166265	Andorra	KODAK	1, 9, 16, 40	4329	1/21/1997	4711	1/21/1997	Registered
169511	Angola	KODAK	40	4089/94	12/1/1994	4089/94	7/23/1999	Registered
169497	Angola	KODAK	2	4075/94	12/1/1994	4075/94	8/10/1999	Registered
169498	Angola	KODAK	5	4076/94	12/1/1994	4076/94	8/11/1999	Registered
169499	Angola	KODAK	9	4077/94	12/1/1994	4077/94	8/11/1999	Registered
169500	Angola	KODAK	16	4078/94	12/1/1994	4078/94	8/10/1999	Registered
169501	Angola	KODAK	17	4079/94	12/1/1994	4079/94	8/11/1999	Registered
169502	Angola	KODAK	22	4080/94	12/1/1994	4080/94	8/11/1999	Registered
169503	Angola	KODAK	23	4081/94	12/1/1994	4081/94	8/11/1999	Registered
169504	Angola	KODAK	25	4082/94	12/1/1994	4082/94	7/23/1999	Registered
169505	Angola	KODAK	28	4083/94	12/1/1994	4083/94	7/23/1999	Registered
169506	Angola	KODAK	31	4084/94	12/1/1994	4084/94	7/23/1999	Registered
169507	Angola	KODAK	34	4085/94	12/1/1994	4085/94	7/23/1999	Registered
169508	Angola	KODAK	35	4086/94	12/1/1994	4086/94	7/23/1999	Registered
169509	Angola	KODAK	37	4087/94	12/1/1994	4087/94	7/23/1999	Registered
169510	Angola	KODAK	38	4088/94	12/1/1994	4088/94	7/23/1999	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 66

169512	Angola	KODAK	42	4090/94	12/1/1994	4090/94	8/10/1999	Registered
169496	Angola	KODAK	1	4074/94	12/1/1994	4074/94	8/10/1999	Registered
131123	Anguilla	KODAK	1, 9, 16	2596		2596	11/23/1994	Registered
140061	Antigua And Barbuda	KODAK	1, 9, 16		10/28/1996	4031	3/10/1997	Registered
148221	Argentina	KODAK	44	2453989	8/25/2003	1968548	1/28/2004	Registered
139967	Argentina	KODAK	9	2855102	9/12/2008	2312640	9/10/2009	Registered
139962	Argentina	KODAK	16	2856806	9/12/2008	2310532	9/1/2009	Registered
139997	Argentina	KODAK	28	2856807	9/12/2008	2310533	9/1/2009	Registered
140072	Argentina	KODAK	35	2444074	7/14/2003	1950437	9/12/2003	Registered
140115	Argentina	KODAK	1	2876390	11/18/2008	2340335	1/11/2010	Registered
140099	Argentina	KODAK	41	2444078	7/14/2003	1950441	9/12/2003	Registered
140094	Argentina	KODAK	40	2492510	1/30/2004	1984384	6/29/2004	Registered
140089	Argentina	KODAK	39	2444077	7/14/2003	1950440	9/12/2003	Registered
140084	Argentina	KODAK	38	2444076	7/14/2003	1950439	9/12/2003	Registered
139986	Argentina	KODAK	7	2856805	9/12/2008	2299682	7/6/2009	Registered
140075	Argentina	KODAK	36	2444075	7/14/2003	1950438	9/12/2003	Registered
140055	Argentina	KODAK	25	2856808	9/12/2008	2310534	9/1/2009	Registered
140079	Argentina	KODAK	37	2492512	1/30/2004	1984388	6/29/2004	Registered
170504	Argentina	KODAK	40	2453992	8/25/2003	1981498	5/27/2004	Registered
170502	Argentina	KODAK	42	2453990	8/25/2003	1980957	5/19/2004	Registered
170503	Argentina	KODAK	41	2453991	8/25/2003	1980958	5/19/2004	Registered
165982	Armenia	KODAK		1296	2/12/1996	1832	6/11/1997	Registered
170596	Armenia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
151024	Aruba	KODAK	1, 9, 16, 40	94012011	1/20/1994	16939	1/20/1994	Registered
176227	Australia	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
140172	Austria	KODAK	1, 9			21295	2/4/1993	Registered
170597	Austria	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176228	Austria	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
166855	Azerbaijan	KODAK	1, 9, 16	2568	10/11/1994	970769	5/14/1997	Registered
170598	Azerbaijan	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
140495	Bahamas	KODAK	1			1065	10/14/1995	Registered
131792	Bahrain	KODAK	40		11/30/1994	1508	11/30/1994	Registered
155659	Barbados	KODAK	40	2276A	12/14/1994	81/9325	10/14/1999	Registered
155890	Barbados	KODAK	16		1/11/1995	81/9790	11/5/1999	Registered
155884	Barbados	KODAK	9		1/11/1995	81/9789	11/5/1999	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 67

155879	Barbados	KODAK	1		1/11/1995	81/9788	11/5/1999	Registered
139815	Belarus	KODAK	1, 9, 16	3226	10/5/1993	3226	2/24/1994	Registered
170599	Belarus	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
171726	Belize	KODAK	9					Pending Application
170600	Benelux	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176229	Benelux	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
140341	Bermuda	KODAK	1, 8, 39			1010	8/30/1939	Registered
150955	Bermuda	KODAK	40	25775	1/20/1994	25775	1/20/1994	Registered
168763	BES Islands	KODAK	1	D-3115	8/24/2001	2855	9/15/2011	Registered
148902	Bolivia	KODAK	16		2/3/1994	66321A	11/30/1995	Registered
148898	Bolivia	KODAK	9		2/3/1994	66320A	11/30/1995	Registered
148894	Bolivia	KODAK	1		2/3/1994	66319A	11/30/1995	Registered
131925	Bolivia	KODAK	10		12/4/1992	63662-A	7/21/1994	Registered
131921	Bolivia	KODAK	40		12/4/1992	63660-A	7/21/1994	Registered
131916	Bolivia	KODAK	42		12/4/1992	63661-A	7/21/1994	Registered
140390	Bolivia	KODAK	16			84081-A	5/11/1971	Registered
140387	Bolivia	KODAK	1			58467-A	5/11/1971	Registered
140380	Bolivia	KODAK	9			79754-A	5/11/1971	Registered
140375	Bolivia	KODAK	9			85589-A	10/23/1980	Registered
170601	Bosnia And Herzegovina	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
144010	British Virgin Islands	KODAK	1, 8		11/21/1984	2097	11/21/1984	Registered
140351	Brunei Darussalam	KODAK	16			2041	9/16/1970	Registered
140347	Brunei Darussalam	KODAK	9			2040	9/16/1970	Registered
140343	Brunei Darussalam	KODAK	1			2039	9/16/1970	Registered
140319	Bulgaria	KODAK	1, 9, 16	5233	12/8/1987	5233	1/1/1988	Registered
140314	Bulgaria	KODAK	16			823	2/20/1992	Registered
170602	Bulgaria	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
142853	Cambodia (Kampuchea)	KODAK	1	2778	4/19/1993	2776	4/23/1993	Registered
142865	Cambodia (Kampuchea)	KODAK	16	2781	4/19/1993	2779	4/23/1993	Registered
142885	Cambodia (Kampuchea)	KODAK	40	2786	4/19/1993	2784	4/23/1993	Registered
142861	Cambodia (Kampuchea)	KODAK	9	2780	4/19/1993	2778	4/23/1993	Registered
142889	Cambodia (Kampuchea)	KODAK	42	2787	4/19/1993	2785	4/23/1993	Registered
139070	Chile	KODAK	1	688643	5/27/2005	731857	8/25/2005	Registered
139066	Chile	KODAK	32, 33, 34	688644	5/27/2005	731853	8/25/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 68

140567	Chile	KODAK	1, 9, 16	849846	12/24/2008	849268	3/19/2009	Registered
140565	Chile	KODAK	1, 9, 16	685035	4/28/2005	729846	7/25/2005	Registered
140615	Chile	KODAK	40, 41, 42	694057	7/4/2005	744725	1/3/2006	Registered
140610	Chile	KODAK	35, 36, 37, 38	688641	5/27/2005	731854	8/25/2005	Registered
140605	Chile	KODAK	32, 33, 34	688642	5/27/2005	732206	8/29/2005	Registered
140600	Chile	KODAK	28, 29, 30, 31	696747	7/22/2005	735472	10/6/2005	Registered
140595	Chile	KODAK	24, 25, 26, 27	688645	5/27/2005	731852	8/25/2005	Registered
140590	Chile	KODAK	19, 20, 21, 23	688646	5/27/2005	731851	8/25/2005	Registered
140585	Chile	KODAK	14, 15, 17, 18	688647	5/27/2005	731985	8/26/2005	Registered
140580	Chile	KODAK	8, 10, 12, 13	688648	5/27/2005	731986	8/26/2005	Registered
140575	Chile	KODAK	2, 4, 6, 7	688650	5/27/2005	731850	8/25/2005	Registered
165745	Chile	KODAK	3, 5	696725	7/22/2005	735554	10/7/2005	Registered
138011	China (People’s Republic Of)	KODAK	1	960110185	9/28/1996	1120489	10/21/1997	Registered
138025	China (People’s Republic Of)	KODAK	40	960110187	9/28/1996	1121924	10/21/1997	Registered
138020	China (People’s Republic Of)	KODAK	16	960110186	9/28/1996	1134293	12/14/1997	Registered
133045	China (People’s Republic Of)	KODAK	41	960046031	4/12/1996	1085719	8/21/1997	Registered
140642	China (People’s Republic Of)	KODAK	8			529543	7/20/1990	Registered
140638	China (People’s Republic Of)	KODAK	2			528896	9/20/1990	Registered
168653	China (People’s Republic Of)	KODAK	41	2000190293	12/6/2000	1774277	5/21/2002	Registered
154982	China (People’s Republic Of)	KODAK	9	95014777	2/15/1995	926799	1/7/1997	Registered
158889	China (People’s Republic Of)	KODAK	9	95041856	4/13/1995	931258	1/14/1997	Registered
171725	China (People’s Republic Of)	KODAK	2	4551678	3/21/2005	4551678	1/7/2011	Registered
176259	China (People’s Republic Of)	KODAK	25	9667130	7/1/2011			Pending Application
176230	China (People’s Republic Of)	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
176119	China (People’s Republic Of)	KODAK	2	8555711	8/9/2010	8555711	8/14/2011	Registered
175622	China (People’s Republic Of)	KODAK	7	6905300	8/18/2008	6905300	5/14/2010	Registered
144768	Colombia	KODAK	42	93/398174	7/26/1993	158840	3/30/1994	Registered
144760	Colombia	KODAK	40	93/398173	7/26/1993	158839	3/30/1994	Registered
151726	Colombia	KODAK	28	92/328322		149438	12/2/1993	Registered
151722	Colombia	KODAK	27	92/328309		149426	12/2/1993	Registered
151718	Colombia	KODAK	25	92/328321		149445	12/2/1993	Registered
151681	Colombia	KODAK	5	92/328312		147765	12/2/1993	Registered
151703	Colombia	KODAK	20	92/328317		149492	12/2/1993	Registered
151694	Colombia	KODAK	16	92/328315		149494	12/2/1993	Registered
151689	Colombia	KODAK	10	92/328314		149529	12/2/1993	Registered
151675	Colombia	KODAK	1	92/328310		147755	12/2/1993	Registered
151686	Colombia	KODAK	9	92/328313		147767	12/2/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 69

140681	Costa Rica	KODAK	16			859/53058	3/12/2007	Registered
140686	Costa Rica	KODAK	1			859/53057	3/12/2007	Registered
140690	Costa Rica	KODAK	9			859/53059	3/12/2007	Registered
159813	Costa Rica	KODAK	40			91002	4/27/1995	Registered
170603	Croatia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
140691	Cuba	KODAK	9			95646	11/27/1972	Registered
151032	Cuba	KODAK	40	417/94	5/4/1994	121202	11/29/1994	Registered
176251	Curaçao	KODAK	1	VD-110414	6/22/2011	02957	8/24/2001	Registered
140708	Cyprus	KODAK	9			29808	7/15/1995	Registered
140703	Cyprus	KODAK	16			29810	7/15/1995	Registered
140698	Cyprus	KODAK	1			29806	7/15/1995	Registered
170604	Czech Republic	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
144148	Democratic Republic of Congo	KODAK	1, 2, 3, 4, 5, 6,			4044/C		Registered
			7, 8, 9, 10, 11,
			12, 13, 14, 15,
			16, 17, 18, 19,
			20, 21, 22, 23,
			24, 25, 26, 27,
			28, 29, 30, 31,
			32, 33, 34 -
			Renew Classes
			1, 5, 7, 9, 10,
			16, 25, 28 only
170605	Denmark	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176231	Denmark	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
155080	Dominica	KODAK	1, 8, 39	128/94	11/15/1994	128/94	11/15/1994	Registered
140747	Dominican Republic	KODAK	1		2/19/1985	38739	4/30/1985	Registered
140742	Dominican Republic	KODAK	9			4456	10/13/1939	Registered
158849	Dominican Republic	KODAK	16		2/21/1992	53161	4/14/1992	Registered
158856	Dominican Republic	KODAK	70		2/21/1992	53185	4/14/1992	Registered
158846	Dominican Republic	KODAK	16	2012/4723	1/23/2012	53146	4/14/1992	Registered
158840	Dominican Republic	KODAK	25	2012/4729	1/23/2012	53569	6/15/1992	Registered
138118	Ecuador	KODAK	40	35779	12/7/1992	11/94	2/1/1994	Registered
138105	Ecuador	KODAK	10	35780	12/7/1992	27/94	2/1/1994	Registered
138116	Ecuador	KODAK	42	35778	12/7/1992	98/95	2/17/1995	Registered
140769	Ecuador	KODAK	1, 9, 16			16/40	2/26/1995	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 70

170606	Egypt	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143646	El Salvador	KODAK	1	1378	12/3/1984	237BOOK110	11/28/1985	Registered
143645	El Salvador	KODAK	1, 9, 16			2439BOOK18	5/24/1974	Registered
151004	El Salvador	KODAK	16	314/94	1/28/1994	218BOOK25	3/22/1995	Registered
151000	El Salvador	KODAK	40	315/94	1/28/1994	196BOOK26	5/12/1995	Registered
143613	Estonia	KODAK	1, 9, 11, 16, 27,	4620	5/14/1993			Pending
			30, 34
147373	Estonia	KODAK	2, 17, 22, 23,	9087	10/27/1993	18920	3/29/1996	Registered
			25, 28, 31, 40,
			42
155352	Estonia	KODAK	1, 9, 16	9304620	5/14/1993	9490	3/24/1994	Registered
170607	Estonia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
168167	Ethiopia	KODAK	42					Pending Application
168166	Ethiopia	KODAK	40					Pending Application
168165	Ethiopia	KODAK	16					Pending Application
168164	Ethiopia	KODAK	9					Pending Application
168163	Ethiopia	KODAK	1					Pending Application
171224	Ethiopia	KODAK	1, 9, 16, 40	431		4622	6/11/2004	Registered
166045	European Union	KODAK	1, 9, 10, 16, 35,	28456	4/1/1996	28456	2/4/1998	Registered
			40, 42
140912	Finland	KODAK	9	6321/90	12/4/1990	124986	2/22/1993	Registered
140907	Finland	KODAK	5	5830/90	11/12/1990	123665	12/21/1992	Registered
140901	Finland	KODAK	9	T198800960	3/2/1988	110863	3/5/1991	Registered
170608	Finland	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176232	Finland	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
176233	France	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
141418	Georgia	KODAK	1, 9, 10, 11, 16,	4021/03	7/28/1993			Pending Application
			27, 30, 34
166277	Georgia	KODAK	2, 17, 22, 23,	410/03	3/30/1994	8551	3/5/1998	Registered
			25, 28, 31, 40
167307	Georgia	KODAK	1, 9, 16	6090/03	7/28/1993	3417	9/30/1996	Registered
167864	Georgia	KODAK	9, 11	4940	7/30/1993	7833	12/15/1997	Registered
170609	Georgia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
140721	Germany	KODAK	35, 37, 40, 41,	20614/40	4/2/1979	1013235	4/2/1979	Registered
			42
170610	Germany	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 71

176234	Germany	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
166821	Ghana	KODAK	16	29124	3/20/1998			Pending Application
166820	Ghana	KODAK	9	29268	3/20/1998	29268	3/20/1998	Registered
166819	Ghana	KODAK	1	29171	3/20/1998	29171	3/20/1998	Registered
144084	Greece	KODAK	35, 36, 37, 38,	114984	7/8/1993	114984	12/19/1995	Registered
			40, 41, 42
141178	Greece	KODAK	9	102216	12/27/1990	102216	1/17/1994	Registered
141168	Greece	KODAK	9	88876	4/26/1988	88876	8/17/1990	Registered
141162	Greece	KODAK	1			8909	2/11/1973	Registered
141159	Greece	KODAK	1	7745	6/6/1930	7745	6/6/1980	Registered
141154	Greece	KODAK	9	7744	6/6/1930	7744	6/6/1980	Registered
170611	Greece	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176235	Greece	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
141188	Guatemala	KODAK	9			9465	12/26/1995	Registered
141183	Guatemala	KODAK	9			2271	12/2/1984	Registered
141193	Guatemala	KODAK	1			49514	11/27/1995	Registered
158879	Guatemala	KODAK	16	2395/95	3/30/1995	86915	10/24/1997	Registered
158874	Guatemala	KODAK	40	2263/95	3/24/1995	83211	10/31/1996	Registered
141213	Guyana	KODAK	1			3369A	9/23/1980	Registered
141219	Guyana	KODAK	8			3370A	9/23/1980	Registered
150960	Guyana	KODAK	16	14314A	1/26/1994	14314A	1/26/1994	Registered
141310	Haiti	KODAK	16			56/172	2/21/1991	Registered
141306	Haiti	KODAK	9			55/172	2/21/1991	Registered
141302	Haiti	KODAK	1			54/172	2/21/1991	Registered
150997	Haiti	KODAK	40		2/7/1994	20/146	4/23/1995	Registered
141516	Honduras	KODAK	16			50015	11/10/1988	Registered
141512	Honduras	KODAK	1			50016	11/10/1988	Registered
141283	Honduras	KODAK	9			330	11/1/1987	Registered
151037	Honduras	KODAK	40	844/94	2/1/1994	1857	8/10/1994	Registered
141279	Hong Kong	KODAK	28	1687/89		3065/92	7/30/1992	Registered
141274	Hong Kong	KODAK	25	1686/89		3704/92	9/18/1992	Registered
141269	Hong Kong	KODAK	18	1684/89		3202/93	8/5/1993	Registered
141259	Hong Kong	KODAK	20	1685/89		1637/90	6/11/1990	Registered
141254	Hong Kong	KODAK	16	1683/89		2849/90	9/25/1990	Registered
141249	Hong Kong	KODAK	14	3311/83	11/17/1983	19841588	11/17/1983	Registered
141225	Hong Kong	KODAK	1, 9, 16	46/49	1/15/1977	19490850AA	1/15/1949	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 72

154977	Hong Kong	KODAK	9	15267/94	12/22/1994	1680/1996	12/22/1994	Registered
159034	Hong Kong	KODAK	21	6630/95	6/1/1995	7174/1996	6/1/1995	Registered
170612	Hungary	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176236	Hungary	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
142360	Iceland	KODAK	9	868/1991	9/26/1991	51/1992	1/23/1992	Registered
142357	Iceland	KODAK	9	94/1991	1/29/1991	823/1991	8/30/1991	Registered
142353	Iceland	KODAK	5	1005/1990	12/7/1990	644/1991	6/28/1991	Registered
142351	Iceland	KODAK	1, 16	99/1975	3/13/1975	265/1975	8/14/1975	Registered
142345	Iceland	KODAK	9	281/1923	11/7/1923	37/1923	11/15/1923	Registered
170613	Iceland	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
142263	India	KODAK	5		10/8/1942	6326	8/22/1946	Registered
142326	India	KODAK	25		10/8/1942	6342	4/8/1944	Registered
142322	India	KODAK	24		10/8/1942	6341	3/23/1944	Registered
142314	India	KODAK	21		10/8/1942	6339	4/9/1947	Registered
142310	India	KODAK	20		10/8/1942	6338	7/15/1949	Registered
142306	India	KODAK	18		10/8/1942	6337	4/12/1945	Registered
142274	India	KODAK	8		10/8/1942	6329	2/22/1945	Registered
142270	India	KODAK	7		10/8/1942	6328	2/12/1945	Registered
142266	India	KODAK	6		10/8/1942	6327	2/27/1948	Registered
142259	India	KODAK	4		10/8/1942	6325	3/1/1946	Registered
142255	India	KODAK	3		10/8/1942	6324	8/22/1946	Registered
142251	India	KODAK	2		10/8/1942	6323	8/24/1946	Registered
142247	India	KODAK	1		10/8/1942	6322	1/30/1947	Registered
142282	India	KODAK	10		10/8/1942	6331	8/14/1944	Registered
142329	India	KODAK	28		10/8/1942	6343	7/27/1945	Registered
142298	India	KODAK	16		10/8/1942	6335	3/4/1946	Registered
142293	India	KODAK	15		10/8/1942	6334	8/14/1944	Registered
142290	India	KODAK	14		10/8/1942	6333	8/24/1946	Registered
142286	India	KODAK	11		10/8/1942	6332	8/17/1946	Registered
142277	India	KODAK	9		10/8/1942	6330	5/28/1948	Registered
142110	Indonesia	KODAK	1			417144	5/9/1998	Registered
142118	Indonesia	KODAK	9	D97-24293		IDM000156827	5/9/2008	Registered
142114	Indonesia	KODAK	18			417259	5/9/1988	Registered
167576	Indonesia	KODAK	16	D97-24296		417142	5/9/1998	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 73

142343	Iran	KODAK	1, 3, 6, 7, 8, 9,			230	7/19/1997	Registered
			16, 20, 27, 28,
			36
170614	Ireland	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176237	Ireland	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
142243	Israel	KODAK	1		6/19/1924	205		Registered
142239	Israel	KODAK	9		6/19/1924	91		Registered
142235	Israel	KODAK	1		6/19/1924	11		Registered
168774	Israel	KODAK	40	150414	7/2/2001	150414	7/2/2002	Registered
170615	Italy	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176238	Italy	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
142381	Jamaica	KODAK	1			3574	8/31/1995	Registered
151016	Jamaica	KODAK	16	16/1753	2/21/1994	27595	2/21/1994	Registered
151013	Jamaica	KODAK	9	9/1537	2/21/1994	34948	2/21/1994	Registered
151021	Jamaica	KODAK	1	1/910	2/21/1994	28236	2/21/1994	Registered
142396	Japan	KODAK	1			35104	2/14/1998	Registered
142428	Japan	KODAK	16			1346564	9/29/1978	Registered
142420	Japan	KODAK	25			804305	1/20/1969	Registered
142412	Japan	KODAK	9	203268/1989		318992	7/21/1939	Registered
142408	Japan	KODAK	1	219187/1988	10/11/1988	312937	2/20/1939	Registered
142404	Japan	KODAK	1	219186/1988	10/11/1988	312936	2/20/1939	Registered
142400	Japan	KODAK	1	219185/1988		312935	2/20/1939	Registered
142432	Japan	KODAK	1, 9			1362728	12/22/1978	Registered
142476	Japan	KODAK	9, 14	40535/1989		2484657	12/25/1992	Registered
142481	Japan	KODAK	14, 18, 26	40534/89		2389889	3/31/1992	Registered
142473	Japan	KODAK	2	40531/1989		2705505	3/31/1995	Registered
142468	Japan	KODAK	9, 16, 25, 28	40536/1989	4/10/1989	2371327	1/31/1992	Registered
142465	Japan	KODAK	9	13739/89	2/8/1989	2376560	2/28/1992	Registered
142461	Japan	KODAK	14	205976/1989		1385978	7/31/1979	Registered
142456	Japan	KODAK	20	40533/89		2382482	2/28/1992	Registered
142448	Japan	KODAK	9	224785/91	10/25/1991	1496468	1/29/1982	Registered
142445	Japan	KODAK	1, 5	149006/1975		2408923	4/30/1992	Registered
142441	Japan	KODAK	9, 16, 20	222210/1990	11/5/1990	1454223	2/27/1981	Registered
163798	Japan	KODAK	41	281705/1992	9/30/1992	3118368	1/31/1996	Registered
163803	Japan	KODAK	42	281706/1992	9/30/1992	3201127	9/30/1996	Registered
163793	Japan	KODAK	40	281704/1992	9/30/1992	3216188	10/31/1996	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 74

163785	Japan	KODAK	39	281703/1992	9/30/1992	3029708	3/31/1995	Registered
163781	Japan	KODAK	38	281702/1992	9/30/1992	3028242	2/28/1995	Registered
163776	Japan	KODAK	35	281701/1992	9/30/1992	3021377	1/31/1995	Registered
176239	Japan	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
131528	Jordan	KODAK	23	31331	12/19/1992	31331	12/19/1992	Registered
131523	Jordan	KODAK	22	31338	12/19/1992	31338	12/19/1992	Registered
131519	Jordan	KODAK	16	31333	12/19/1992	31333	12/19/1992	Registered
131512	Jordan	KODAK	10	31330	12/19/1992	31330	12/19/1992	Registered
131507	Jordan	KODAK	9	31334	12/19/1992	31334	12/19/1992	Registered
131504	Jordan	KODAK	5	31450	12/19/1992	31450	12/19/1992	Registered
131499	Jordan	KODAK	2	31526	12/19/1992	31526	12/19/1992	Registered
131494	Jordan	KODAK	1	31451	12/19/1992	31451	12/19/1992	Registered
142394	Jordan	KODAK	1		8/26/1953	2448	8/26/1953	Registered
142390	Jordan	KODAK	9		8/26/1953	2447	8/26/1953	Registered
142385	Jordan	KODAK	16		8/26/1953	2445	8/26/1953	Registered
141422	Kazakhstan	KODAK	1, 9, 16	5010	10/29/1993	3587	10/29/1993	Registered
170616	Kazakhstan	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170617	Kenya	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
155377	Kyrgyz Republic	KODAK	1, 9, 16	1478/32	7/29/1994	1240	10/6/1994	Registered
170618	Kyrgyz Republic	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143781	Laos	KODAK	1	2121	6/3/1993	1330	6/4/2003	Registered
170469	Laos	KODAK	23	2121	6/3/1993	1335	6/4/2003	Registered
170465	Laos	KODAK	2	2121	6/3/1993	1331	6/4/2003	Registered
170466	Laos	KODAK	9	2121	6/3/1993	1332	6/4/2003	Registered
170467	Laos	KODAK	16	2121	6/3/1993	1333	6/4/2003	Registered
170468	Laos	KODAK	22	2121	6/3/1993	1334	6/4/2003	Registered
170474	Laos	KODAK	42	2121	6/3/1993	1339	6/4/2003	Registered
170473	Laos	KODAK	40	2121	6/3/1993	1338	6/4/2003	Registered
170472	Laos	KODAK	36	2121	6/3/1993	1337	6/4/2003	Registered
170470	Laos	KODAK	35	2121	6/3/1993	1336	6/4/2003	Registered
146882	Latvia	KODAK	2, 17, 22, 23,	M-93-8134	9/21/1993	33636		Registered
			25, 28, 31, 40
165983	Latvia	KODAK	1, 9, 16	M-92-4425	12/29/1992	M11091	10/28/1993	Registered
170619	Latvia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 75

170620	Lesotho	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170621	Liberia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170622	Liechtenstein	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
147888	Lithuania	KODAK	2, 17, 22, 23,	13088	10/13/1993	24307	2/18/1997	Registered
			25, 28, 31, 40
165985	Lithuania	KODAK	1, 9, 16	12852	9/30/1993	13915	12/30/1994	Registered
170623	Lithuania	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170624	Macedonia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
130868	Madagascar	KODAK	35, 37, 40, 41	95/00835D	7/13/1995	1600	7/13/1995	Registered
142610	Malawi	KODAK	9			781/59	2/8/1993	Registered
142606	Malawi	KODAK	1			768/59	2/8/1993	Registered
142601	Malawi	KODAK	16			767/59	2/8/1993	Registered
142790	Malaysia	KODAK	9			M/29566	1/28/1993	Registered
142785	Malaysia	KODAK	16			M/29565	1/28/1993	Registered
142793	Malaysia	KODAK	1			M/29567	1/28/1993	Registered
167584	Mali	KODAK	1, 2, 5, 9, 10,					Pending Application
			16, 40
168234	Malta	KODAK	9			30181	6/11/1999	Registered
168235	Malta	KODAK	16			30182	6/11/1999	Registered
167556	Malta	KODAK	1			30180	6/11/1999	Registered
167606	Mauritius	KODAK	1, 9, 16		4/26/1999	A45 110	4/26/1999	Registered
142757	Mexico	KODAK	9			270355	1/6/1982	Registered
142753	Mexico	KODAK	21	161723		249407	8/15/1980	Registered
142744	Mexico	KODAK	37	122319	1/31/1978	218747	10/5/1978	Registered
142741	Mexico	KODAK	35	122318	1/31/1978	218746	10/5/1978	Registered
142724	Mexico	KODAK	3, 6, 8, 14, 16,	17734	2/8/1968	144105	8/24/1968	Registered
			20, 21, 24, 26,
			28, 31
142675	Mexico	KODAK	18	501806		58079	2/19/1949	Registered
142713	Mexico	KODAK	9, 12, 16, 18,	17731	2/8/1968	144098	8/24/1968	Registered
			20, 22, 28
142639	Mexico	KODAK	4	26861		58071	2/19/1949	Registered
142671	Mexico	KODAK	21	26871		58078	2/19/1949	Registered
142667	Mexico	KODAK	20	26870		58077	2/19/1949	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 76

142662	Mexico	KODAK	1, 2, 3, 4, 6, 13,	26869		58142	2/26/1949	Registered
			17, 18, 19, 20,
			21, 22, 25, 31
142658	Mexico	KODAK	6	26868		58076	2/19/1949	Registered
142653	Mexico	KODAK	1, 2, 5, 16, 17,	26865		58674	3/23/1966	Registered
			24
142650	Mexico	KODAK	8	26864		58074	2/19/1949	Registered
142642	Mexico	KODAK	2	26862		58072	2/19/1949	Registered
142630	Mexico	KODAK	14	26859		58069	2/19/1949	Registered
142626	Mexico	KODAK	16	38539		58104	4/10/1945	Registered
142622	Mexico	KODAK	16			58067	2/19/1949	Registered
142618	Mexico	KODAK	9	36853		58066	2/19/1949	Registered
142613	Mexico	KODAK	9	17712	5/23/1918	15687	5/23/1918	Registered
142686	Mexico	KODAK	2, 7, 16	122379		128109	3/23/1966	Registered
142647	Mexico	KODAK	7, 8, 9, 11, 12,	26863		58073	2/19/1949	Registered
			16, 17, 21
176062	Mexico	KODAK	40	1079142	3/31/2010	1277319	3/30/2012	Registered
176061	Mexico	KODAK	38	1079141	3/31/2010	1184214	10/15/2010	Registered
165984	Moldova	KODAK	1, 9, 16	1166	4/12/1994	2200	8/14/1995	Registered
170625	Moldova	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170626	Monaco	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
157000	Montserrat	KODAK	1, 8, 39	1828	10/7/1994	1828	10/7/1994	Registered
170627	Morocco	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170628	Mozambique	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
139186	Myanmar	KODAK	1, 2, 9, 16, 22,			3653/1993	11/25/1993	Registered
			23, 35, 36, 40,
			42
168161	Namibia	KODAK	40	2000/0595	5/8/2000	2000/0595	5/8/2000	Registered
168160	Namibia	KODAK	16	2000/0594	5/8/2000	2000/0594	5/8/2000	Registered
168158	Namibia	KODAK	1	2000/0592	5/8/2000	2000/0592	5/8/2000	Registered
168159	Namibia	KODAK	9	2000/0593	5/8/2000	2000/0593	5/8/2000	Registered
167742	Nepal	KODAK	40	4788	9/10/1999	14616/056	10/29/1999	Registered
167739	Nepal	KODAK	1	4788	9/10/1999	14613/056	10/29/1999	Registered
167741	Nepal	KODAK	16	4788	9/10/1999	14615/056	10/29/1999	Registered
167740	Nepal	KODAK	9	4788	9/10/1999	14614/056	10/29/1999	Registered
142839	Netherlands Antilles	KODAK	1, 9, 16		10/9/1979	3747	10/9/1979	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 77

150492	Netherlands Antilles	KODAK	16	17821	2/4/1994	3749	4/8/1994	Registered
151176	Nicaragua	KODAK	40	895/94	2/22/1994	R29251CC	9/6/1995	Registered
142813	Nicaragua	KODAK	9			1996A	9/30/1929	Registered
142809	Nicaragua	KODAK	1			1996	9/30/1929	Registered
151148	Nicaragua	KODAK	16	394/94	2/22/1994	27774CC	2/28/1995	Registered
142806	Nigeria	KODAK	1		3/14/1932	4282	3/14/1932	Registered
142803	Nigeria	KODAK	8		3/14/1932	4281	3/14/1932	Registered
142799	Nigeria	KODAK	39		3/14/1932	4280	3/14/1932	Registered
168550	Nigeria	KODAK	16	47369/2000	7/12/2000			Pending Application
168549	Nigeria	KODAK	9	TP47368/2000	7/12/2000	61760	10/30/2000	Registered
168548	Nigeria	KODAK	1	TP47364/2000	7/12/2000	61761	10/30/2000	Registered
171237	Nigeria	KODAK	1			62544	10/30/2000	Registered
142833	Norway	KODAK	9	90.6322	11/30/1990	156504	5/19/1993	Registered
142829	Norway	KODAK	5	90.5882	11/12/1990	150124	4/15/1992	Registered
142824	Norway	KODAK	9	880953	3/2/1988	137744	7/27/1989	Registered
170629	Norway	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176240	Norway	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
154620	Oman	KODAK	9	10791	12/6/1994	10791	1/22/2002	Registered
154615	Oman	KODAK	1	10790	12/6/1994	10790	1/22/2002	Registered
154629	Oman	KODAK	40	10793	12/6/1994	10793	5/3/2003	Registered
154625	Oman	KODAK	16	10792	12/6/1994	10792	1/22/2002	Registered
166796	Pakistan	KODAK	16	145214	12/1/1997	145214	12/1/1997	Registered
166795	Pakistan	KODAK	9	145213	12/1/1997	145213	12/1/1997	Registered
166794	Pakistan	KODAK	1	145212	12/1/1997	145212	12/1/1997	Registered
143067	Panama	KODAK	9			1923	4/29/1929	Registered
143473	Paraguay	KODAK	2	03432	2/20/2002	365779	11/8/2002	Registered
143469	Paraguay	KODAK	40	03441	2/20/2002	365775	9/13/2002	Registered
143465	Paraguay	KODAK	28	03440	2/20/2002	365776	9/13/2002	Registered
143460	Paraguay	KODAK	25	03439	2/20/2002	365777	9/13/2002	Registered
143440	Paraguay	KODAK	16	03433	2/20/2002	365778	11/8/2002	Registered
143431	Paraguay	KODAK	6			85017	8/28/1978	Registered
143428	Paraguay	KODAK	1	03442	2/20/2002	369144	8/11/2002	Registered
166780	Paraguay	KODAK	9	25307	12/12/1997	320294	12/16/1998	Registered
143326	Peru	KODAK	1	139015	5/18/1988	19679	12/27/1993	Registered
143190	Peru	KODAK	3	287628	12/19/1995	91420	6/5/1996	Registered
143338	Peru	KODAK	5			65316	3/18/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 78

143217	Peru	KODAK	20	187541		62732	11/28/1996	Registered
143205	Peru	KODAK	14	10598	5/14/1996	93630	10/17/1996	Registered
143200	Peru	KODAK	11	10597	5/14/1996	93628	10/17/1996	Registered
143198	Peru	KODAK	8	287630	12/19/1995	91422	6/5/1996	Registered
143185	Peru	KODAK	2	287627	12/19/1995	91419	6/5/1996	Registered
143177	Peru	KODAK	21	287636	12/19/1995	91425	6/5/1991	Registered
143173	Peru	KODAK	16	267863	5/5/1995	34061	10/27/1995	Registered
143169	Peru	KODAK	18	287635	12/19/1995	91423	6/5/1991	Registered
143162	Peru	KODAK	1	167681	4/10/1990	34005	7/27/1995	Registered
143158	Peru	KODAK	9	167680	4/10/1990	33989	6/16/1995	Registered
143194	Peru	KODAK	4	287629	12/19/1995	91421	6/5/1996	Registered
143323	Peru	KODAK	9	139016	5/18/1988	19645	12/27/1993	Registered
143389	Poland	KODAK	1, 2, 3, 4, 6, 7,	96480	2/8/1991	70704	2/8/1991	Registered
			8, 10, 12, 13,
			14, 15, 16, 18,
			19, 20, 21, 22,
			23, 24, 25, 26,
			27, 28, 35, 36,
			37, 38, 39, 40,
			41, 42
143385	Poland	KODAK	9			R-3311	2/11/1985	Registered
170630	Poland	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176241	Poland	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
170631	Portugal	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176242	Portugal	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
155091	Qatar	KODAK	16	12598	12/10/1994	12598	7/11/2001	Registered
155085	Qatar	KODAK	9	12597	12/10/1994	12597	11/21/2001	Registered
154638	Qatar	KODAK	1	12596	12/10/1994	12596	7/11/2001	Registered
154643	Qatar	KODAK	40	12599	12/10/1994	12599	7/11/2001	Registered
143489	Romania	KODAK	1, 8, 9			2R3293	5/28/1993	Registered
170632	Romania	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143640	Russian Federation	KODAK	1, 9, 10, 16, 27,		5/3/1992	2509	5/3/1992	Registered
			30, 34
166276	Russian Federation	KODAK	2, 17, 22, 23,	93047625	10/19/1993	144925	8/16/1996	Registered
			25, 28, 31, 35,
			40, 42
170633	Russian Federation	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 79

176243	Russian Federation	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
143514	Sabah	KODAK	1		9/24/1970	00009406	9/24/1970	Registered
143510	Sabah	KODAK	16		9/24/1970	00009398	9/24/1970	Registered
143506	Sabah	KODAK	9		9/24/1970	00009397	9/24/1970	Registered
157020	Saint Kitts And Nevis	KODAK	1, 8, 9, 39	4214	9/26/1994	2008/0367	9/26/1994	Registered
141983	Saint Vincent And The Grenadines	KODAK	40			105/1996	10/1/1993	Registered
176318	Saint-Lucia	KODAK	1, 9, 16	2011/000452				Pending Application
170634	San Marino	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143658	Sarawak	KODAK	1	4761		SAR/4761	9/17/1984	Registered
143655	Sarawak	KODAK	16	4760		SAR/4760	9/17/1984	Registered
143652	Sarawak	KODAK	9	4759		SAR/4759	9/17/1984	Registered
143504	Saudi Arabia	KODAK	1	8827	4/8/1989	212/22	2/4/1990	Registered
143500	Saudi Arabia	KODAK	9	8828	4/8/1989	212/23	2/3/1990	Registered
143497	Saudi Arabia	KODAK	16	8830	4/8/1989	212/25	2/3/1990	Registered
170635	Serbia and Montenegro	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170636	Sierra Leone	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143608	Singapore	KODAK	22			T39/02811C	7/14/1939	Registered
143604	Singapore	KODAK	21			T39/02810E	7/14/1939	Registered
143600	Singapore	KODAK	20			T39/02809A	7/14/1939	Registered
143594	Singapore	KODAK	18			T39/02808C	7/14/1939	Registered
143584	Singapore	KODAK	16			T39/02805I	7/14/1939	Registered
143576	Singapore	KODAK	14			T39/02803B	7/14/1939	Registered
143572	Singapore	KODAK	10			T39/02802D	7/14/1939	Registered
143558	Singapore	KODAK	5			T39/02798B	7/14/1939	Registered
143548	Singapore	KODAK	2			T39/02795H	7/14/1939	Registered
143545	Singapore	KODAK	1			T39/02794Z	7/14/1939	Registered
143620	Singapore	KODAK	28			T39/02814H	7/14/1939	Registered
143636	Singapore	KODAK	16			T40/04855F	1/3/1940	Registered
143629	Singapore	KODAK	9			T39/02858Z	7/14/1939	Registered
143616	Singapore	KODAK	25			T39/02813Z	7/14/1939	Registered
169334	Singapore	KODAK	42	T02/04346A	4/3/2002	T02/04346A	4/3/2003	Registered
169333	Singapore	KODAK	41	T02/04345C	4/3/2002	T02/04345C	4/3/2002	Registered
169332	Singapore	KODAK	40	T02/04344E	4/3/2002	T02/04344E	4/3/2002	Registered
157277	Singapore	KODAK	1	S/3095/95	4/6/1995	T95/03095J	4/6/1995	Registered
169299	Singapore	KODAK	35	T02/04342I	4/3/2002	T02/04342I	4/3/2002	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 80

176244	Singapore	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
176252	Sint Maarten (Saint Martin NL)	KODAK	1	D-3115	8/24/2001	2957	8/24/2001	Registered
170637	Slovak Republic	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
170638	Slovenia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
144132	South Africa	KODAK	40	85/1059	2/13/1985	85/1059	2/13/1985	Registered
144097	South Africa	KODAK	25	65/4476	11/4/1965	65/4476	11/4/1965	Registered
144108	South Africa	KODAK	28	65/4479	11/4/1965	65/4479	11/4/1965	Registered
143266	South Africa	KODAK	42	88/6934	8/11/1988	88/6934	8/11/1988	Registered
143262	South Africa	KODAK	40	88/6933	8/11/1988	88/6933	8/11/1988	Registered
143257	South Africa	KODAK	1	88/6932	8/11/1988	88/6932	8/11/1988	Registered
143253	South Africa	KODAK	9	86/8185	12/8/1986	86/8185	12/8/1986	Registered
144037	South Africa	KODAK	5	65/4461	11/4/1965	65/4461	11/4/1965	Registered
144077	South Africa	KODAK	20	65/4471	11/4/1965	65/4471	11/4/1965	Registered
144069	South Africa	KODAK	18	65/4469	11/4/1965	65/4469	11/4/1965	Registered
144061	South Africa	KODAK	16	65/4467	11/4/1965	65/4467	11/4/1965	Registered
144057	South Africa	KODAK	14	65/4466	11/4/1965	65/4466	11/4/1965	Registered
144049	South Africa	KODAK	9	65/4464	11/4/1965	65/4464	11/4/1965	Registered
144024	South Africa	KODAK	2	65/4458	11/4/1965	65/4458	11/4/1965	Registered
144020	South Africa	KODAK	1	65/4457	11/4/1965	65/4457	11/4/1965	Registered
142540	South Korea	KODAK	9, 16	89-1248	1/20/1989	187051	1/15/1990	Registered
142516	South Korea	KODAK	20	89-1240	1/20/1989	190673	4/24/1990	Registered
142508	South Korea	KODAK	16	89-1237	1/20/1989	191615	5/15/1990	Registered
142507	South Korea	KODAK	40	97-376	11/6/1997	8608	11/1/1988	Registered
142501	South Korea	KODAK	1, 9	2893/1970	8/17/1970	40-20667	12/14/1970	Registered
176245	South Korea	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
170639	Spain	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176246	Spain	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
170640	Sudan	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
150887	Suriname	KODAK	1, 9, 16			13999	5/20/1994	Registered
143684	Swaziland	KODAK	9			126/1966	11/4/1995	Registered
143681	Swaziland	KODAK	16			125/1966	11/4/1995	Registered
143678	Swaziland	KODAK	1			124/1966	11/4/1995	Registered
170641	Swaziland	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 81

143533	Sweden	KODAK	1, 2, 3, 4, 5, 6,			162821	3/31/1978	Registered
			7, 8, 9, 10, 11,
			12, 13, 14, 15,
			16, 17, 18, 19,
			20, 21, 22, 23,
			24, 25, 26, 27,
			28, 29, 30, 31,
			32, 33, 34, 35,
			36, 37, 38, 39,
			40, 41, 42
170642	Sweden	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176247	Sweden	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
170643	Switzerland	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176248	Switzerland	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
143872	Taiwan	KODAK	9			487832	6/16/1990	Registered
143831	Taiwan	KODAK	56			365786	5/16/1987	Registered
143819	Taiwan	KODAK	9	84020236	4/28/1995	748993	2/16/1997	Registered
143829	Taiwan	KODAK	80			373886	8/16/1987	Registered
143770	Taiwan	KODAK	57			112272	3/1/1979	Registered
143797	Taiwan	KODAK	55			355490	2/1/1987	Registered
143793	Taiwan	KODAK	99			341712	10/1/1986	Registered
143777	Taiwan	KODAK	102			68532	3/1/1974	Registered
143759	Taiwan	KODAK	1		9/30/1925	3314	10/1/1925	Registered
143755	Taiwan	KODAK	9			3313	9/21/1925	Registered
143778	Taiwan	KODAK	1	73/02755	1/19/1984	264905	11/16/1984	Registered
167116	Taiwan	KODAK	28	86063292	12/15/1997	839194	2/1/1999	Registered
167115	Taiwan	KODAK	25	86063291	12/15/1997	854779	6/1/1999	Registered
167113	Taiwan	KODAK	18	86065175	12/27/1997	845010	3/16/1999	Registered
167112	Taiwan	KODAK	14	86063289	12/15/1997	823804	10/16/1998	Registered
167111	Taiwan	KODAK	9	86063288	12/15/1997	849418	4/16/1999	Registered
167110	Taiwan	KODAK	6	86063287	12/15/1997	837317	1/16/1999	Registered
167806	Taiwan	KODAK	24	88026262	5/31/1999	899924	8/1/2000	Registered
167805	Taiwan	KODAK	21	88026261	5/31/1999	896476	7/1/2000	Registered
167804	Taiwan	KODAK	16	88026260	5/31/1999	899922	8/1/2000	Registered
167991	Taiwan	KODAK	42	88061165	12/7/1999	131626	10/16/2000	Registered
167990	Taiwan	KODAK	40	88030227	12/7/1999	126470	7/16/2000	Registered
167572	Taiwan	KODAK	35	88010866	12/7/1999	137880	2/16/2001	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 82

158789	Taiwan	KODAK	73			603224	7/1/1993	Registered
158684	Tajikistan	KODAK	1, 9, 16	94001239	10/17/1994	961	10/17/1994	Registered
170644	Tajikistan	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143889	Tanganyika (Tanzania Rep.)	KODAK	39	663	6/4/1930	663	6/4/1930	Registered
143885	Tanganyika (Tanzania Rep.)	KODAK	8	662	6/4/1930	662		Registered
143882	Tanganyika (Tanzania Rep.)	KODAK	1	661	6/4/1930	661	6/4/1930	Registered
143695	Thailand	KODAK	9	228167	5/24/1932	Kor3710	5/24/1932	Registered
143692	Thailand	KODAK	16	228168		Kor3568	5/24/1932	Registered
143688	Thailand	KODAK	1	228166		Kor5256	5/24/1932	Registered
143714	Thailand	KODAK	25	285707	5/20/1985	Kor30064	5/20/1985	Registered
143735	Thailand	KODAK	1	373614	11/5/1998	KOR86499	11/8/1988	Registered
143718	Thailand	KODAK	28	285708	5/20/1985	Kor30065	5/20/1985	Registered
143748	Trinidad And Tobago	KODAK	1	15189	12/28/1984	15189	12/28/1984	Registered
143747	Trinidad And Tobago	KODAK	8			73/1939	11/20/1995	Registered
154967	Trinidad And Tobago	KODAK	42	23477	1/26/1995	23477	9/19/1997	Registered
151738	Trinidad And Tobago	KODAK	39	23062	9/23/1994	23062	9/23/1994	Registered
143739	Tunisia	KODAK	1, 5, 7, 9, 10,	EE 89.0145	2/21/1989	EE040340	2/21/1989	Registered
			11, 16, 17, 22,
			23, 24, 28, 34,
			40
143744	Turkey	KODAK	1, 9, 16			86831	8/16/1995	Registered
167362	Turkey	KODAK	40	1998/18405	12/23/1998	202668	12/23/1998	Registered
171057	Turkey	KODAK	1, 9, 16, 35, 37,	2004/02855	2/13/2004	2004/02855	2/13/2004	Registered
			38, 39, 40, 41
176249	Turkey	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
140378	Turkmenistan	KODAK	9, 16, 35, 37,	1(2878)	12/29/1995	3023	11/25/1998	Registered
			38, 42
170457	Turkmenistan	KODAK	1, 9, 16	1269	10/25/1995	2577	9/7/1998	Registered
170646	Turkmenistan	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
157268	Turks And Caicos Islands	KODAK	1	11045	10/4/1994	11045	10/4/1994	Registered
157263	Turks And Caicos Islands	KODAK	9	11047	10/4/1994	11047	10/4/1994	Registered
157273	Turks And Caicos Islands	KODAK	16	11049	10/4/1994	11049	10/4/1994	Registered
143896	Uganda	KODAK	1			2369	3/27/1992	Registered
143904	Uganda	KODAK	39			2371	3/27/1992	Registered
143900	Uganda	KODAK	8			2370	3/27/1992	Registered
131373	Ukraine	KODAK	1, 9, 16	5877	6/18/1993	5877	6/30/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 83

170647	Ukraine	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
166199	United Arab Emirates	KODAK	40	19524	11/24/1996	11226	7/26/1997	Registered
166406	United Arab Emirates	KODAK	16	10502	5/3/1995	7998	1/16/1997	Registered
166201	United Arab Emirates	KODAK	1	19525	11/24/1996	11227	7/26/1997	Registered
166200	United Arab Emirates	KODAK	9	19523	11/24/1996	11225	7/26/1997	Registered
170648	United Kingdom	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176250	United Kingdom	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
139925	United States	KODAK	14	432475	8/11/1972	962744	7/3/1973	Registered
139932	United States	KODAK	20	73/475162	4/12/1984	1320758	2/19/1985	Registered
139914	United States	KODAK	16	162541	2/12/1963	763542	1/21/1964	Registered
139905	United States	KODAK	9	72134103	12/15/1961	747655	4/2/1963	Registered
139891	United States	KODAK	1, 9	77910	7/17/1959	692796	2/9/1960	Registered
139865	United States	KODAK	16	463812	10/1/1943	406762	4/25/1944	Registered
139850	United States	KODAK	1, 9, 10	451815	3/21/1942	399092	12/15/1942	Registered
139807	United States	KODAK	1	451804	3/21/1942	396975	8/11/1942	Registered
139797	United States	KODAK	3	451802	3/21/1942	396694	7/28/1942	Registered
139750	United States	KODAK	16	438237	11/26/1940	387692	5/27/1941	Registered
139855	United States	KODAK	6	454631	7/31/1942	399847	2/2/1943	Registered
139701	United States	KODAK	16	202800	9/20/1924	195218	2/17/1925	Registered
169582	United States	KODAK	1	78/145225	7/18/2002	2709564	4/22/2003	Registered
171228	United States	KODAK	2	78457846	7/28/2004	3031743	12/20/2005	Registered
176224	United States	KODAK	9	85269707	3/17/2011	4041704	10/18/2011	Registered
141413	Uzbekistan	KODAK	1, 9, 16	9301706.3	8/6/1993	865	7/7/1994	Registered
170649	Uzbekistan	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
143954	Venezuela	KODAK	1, 5	11922	10/1/1985	131104	9/22/1987	Registered
143949	Venezuela	KODAK	9			19771	7/31/1948	Registered
143943	Venezuela	KODAK	9			18430	7/31/1947	Registered
143941	Venezuela	KODAK	50		6/28/1991	12466-D	9/1/1976	Registered
143962	Venezuela	KODAK	16	11924	10/1/1985	131106	9/22/1987	Registered
143964	Venezuela	KODAK	16	11925	10/1/1985	131107	9/22/1987	Registered
143959	Venezuela	KODAK	9	11923	10/1/1985	131105	9/22/1987	Registered
143996	Venezuela	KODAK	16	11917	10/1/1985	131100	9/22/1987	Registered
143993	Venezuela	KODAK	16	11916	10/1/1985	131097	9/22/1987	Registered
143989	Venezuela	KODAK	7, 9	11915	10/1/1985	131099	9/22/1987	Registered
143981	Venezuela	KODAK	1, 5	11913	10/1/1985	131096	9/22/1987	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 84

143976	Venezuela	KODAK	9	11928	10/1/1985	130808-F	9/21/1987	Registered
131118	Venezuela	KODAK	40	11140	6/23/1988	148907	8/2/1992	Registered
170650	Vietnam	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
169106	WIPO	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
176226	WIPO	KODAK	9	1072503	3/25/2011	1072503	3/25/2011	Registered
144142	Zambia	KODAK	9			781/59	2/8/1993	Registered
144138	Zambia	KODAK	1			768/59	2/8/1993	Registered
144135	Zambia	KODAK	16			767/59	2/8/1993	Registered
170651	Zambia	KODAK	1, 9, 16, 35, 37,	800273	8/8/2002	800273A	8/8/2002	Registered
			38, 39, 40, 41
144820	Zanzibar (Tanzania Republic)	KODAK	39	36/50	3/25/1950	61/1950	3/25/1992	Registered
144816	Zanzibar (Tanzania Republic)	KODAK	8	35/50	3/25/1950	60/1950	3/25/1992	Registered
144811	Zanzibar (Tanzania Republic)	KODAK	1	34/50	3/25/1950	59/1950	3/25/1992	Registered
143474	Zimbabwe	KODAK	16		2/8/1958	767/59	3/23/1891	Registered
143482	Zimbabwe	KODAK	9		2/8/1958	781/59	3/5/1888	Registered
143478	Zimbabwe	KODAK	1		2/8/1958	768/59	3/13/1891	Registered
155669	Argentina	KODAK & D:CORP.	25	2692035	7/27/2006	2160971	5/30/2007	Registered
		SYMBOL Y&R
155674	Argentina	KODAK & D:CORP.	16	2692034	7/27/2006	2160970	5/30/2007	Registered
		SYMBOL Y&R
155684	Argentina	KODAK & D:CORP.	9	2931609	7/23/2009	2384965	8/9/2010	Registered
		SYMBOL Y&R
155679	Argentina	KODAK & D:CORP.	1	2931608	7/23/2009	2386868	8/17/2010	Registered
		SYMBOL Y&R
169918	Colombia	KODAK & D:CORP.	1	T2003/019354	3/6/2003	277158	10/29/2003	Registered
		SYMBOL Y&R
169919	Colombia	KODAK & D:CORP.	9	T2003/019355	3/6/2003	277305	10/29/2003	Registered
		SYMBOL Y&R
169920	Colombia	KODAK & D:CORP.	16	T2003/019352	3/6/2003	277188	10/29/2003	Registered
		SYMBOL Y&R
133372	South Korea	KODAK & D:CORP.	1, 9	96-8296	3/11/1996	382441	11/17/1997	Registered
		SYMBOL Y&R
148197	Argentina	KODAK & D:CORP.	36	2444080	7/14/2003	1950443	9/12/2003	Registered
		SYMBOL-B&W
148193	Argentina	KODAK & D:CORP.	35	2444079	7/14/2003	1950442	9/12/2003	Registered
		SYMBOL-B&W
148206	Argentina	KODAK & D:CORP.	38	2444082	7/14/2003	1950446	9/12/2003	Registered
		SYMBOL-B&W
148404	Argentina	KODAK & D:CORP.	16	2821150	4/30/2008	2287528	5/12/2009	Registered
		SYMBOL-B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 85

148200	Argentina	KODAK & D:CORP.	37	2444081	7/14/2003	1950444	9/12/2003	Registered
		SYMBOL-B&W
148387	Argentina	KODAK & D:CORP.	9	2828932	6/2/2008	2293962	6/11/2009	Registered
		SYMBOL-B&W
148341	Argentina	KODAK & D:CORP.	1	2824153	5/13/2008	2346713	2/16/2010	Registered
		SYMBOL-B&W
148216	Argentina	KODAK & D:CORP.	41	2444085	7/14/2003	1950522	9/12/2003	Registered
		SYMBOL-B&W
148213	Argentina	KODAK & D:CORP.	40	2444084	7/14/2003	1950449	9/12/2003	Registered
		SYMBOL-B&W
148209	Argentina	KODAK & D:CORP.	39	2444083	7/14/2003	1950447	9/12/2003	Registered
		SYMBOL-B&W
140103	Argentina	KODAK & D:CORP.	44	2492513	1/30/2004	1984391	6/29/2004	Registered
		SYMBOL-B&W
166801	Taiwan	KODAK & D:CORP.	1	87002695	1/17/1998	839238	2/16/1999	Registered
		SYMBOL-B&W
169529	Angola	KODAK & D:CORPORATE	42	4117/94	12/1/1994	4117/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169528	Angola	KODAK & D:CORPORATE	40	4116/94	12/1/1994	4116/94	8/9/1999	Registered
		SYMBOL (NEW) B&W
169527	Angola	KODAK & D:CORPORATE	38	4115/94	12/1/1994	4115/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169526	Angola	KODAK & D:CORPORATE	37	4114/94	12/1/1994	4114/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169525	Angola	KODAK & D:CORPORATE	35	4113/94	12/1/1994	4113/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169524	Angola	KODAK & D:CORPORATE	34	4112/94	12/1/1994	4112/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169523	Angola	KODAK & D:CORPORATE	31	4111/94	12/1/1994	4111/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169522	Angola	KODAK & D:CORPORATE	28	4110/94	12/1/1994	4110/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169521	Angola	KODAK & D:CORPORATE	25	4109/94	12/1/1994	4109/94	8/9/1999	Registered
		SYMBOL (NEW) B&W
169520	Angola	KODAK & D:CORPORATE	23	4108/94	12/1/1994	4108/94	8/9/1999	Registered
		SYMBOL (NEW) B&W
169519	Angola	KODAK & D:CORPORATE	22	4107/94	12/1/1994	4107/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169517	Angola	KODAK & D:CORPORATE	16	4105/94	12/1/1994	4105/94	8/3/1999	Registered
		SYMBOL (NEW) B&W
169518	Angola	KODAK & D:CORPORATE	17	4106/94	12/1/1994	4106/94	8/4/1999	Registered
		SYMBOL (NEW) B&W
169516	Angola	KODAK & D:CORPORATE	9	4104/94	12/1/1994	4104/94	8/3/1999	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 86

169515	Angola	KODAK & D:CORPORATE	5	4103/94	12/1/1994	4103/94	8/3/1999	Registered
		SYMBOL (NEW) B&W
169514	Angola	KODAK & D:CORPORATE	2	4102/94	12/1/1994	4102/94	8/3/1999	Registered
		SYMBOL (NEW) B&W
169513	Angola	KODAK & D:CORPORATE	1	4101/94	12/1/1994	4101/94	8/3/1999	Registered
		SYMBOL (NEW) B&W
131127	Anguilla	KODAK & D:CORPORATE	1, 9, 16	2597		2597	11/23/1994	Registered
		SYMBOL (NEW) B&W
140066	Antigua And Barbuda	KODAK & D:CORPORATE	1, 9, 16		10/28/1996	5035	3/10/1997	Registered
		SYMBOL (NEW) B&W
148889	Aruba	KODAK & D:CORPORATE	1, 9, 16, 40	94012811	1/28/1994	16940	1/28/1994	Registered
		SYMBOL (NEW) B&W
151623	Bahamas	KODAK & D:CORPORATE	1	16674	8/12/1994	16674	8/12/1994	Registered
		SYMBOL (NEW) B&W
154783	Bahrain	KODAK & D:CORPORATE	1	1592/94	12/26/1994	18352	12/26/1994	Registered
		SYMBOL (NEW) B&W
154798	Bahrain	KODAK & D:CORPORATE	40	1595/94	12/26/1994	1538	12/26/1994	Registered
		SYMBOL (NEW) B&W
154788	Bahrain	KODAK & D:CORPORATE	9	1593/94	12/26/1994	18353	12/26/1994	Registered
		SYMBOL (NEW) B&W
154793	Bahrain	KODAK & D:CORPORATE	16	1594/94	12/26/1994	18354	12/26/1994	Registered
		SYMBOL (NEW) B&W
150925	Barbados	KODAK & D:CORPORATE	40		5/4/1994	81/9454	11/5/1999	Registered
		SYMBOL (NEW) B&W
156340	Barbados	KODAK & D:CORPORATE	16	81/13389	1/12/1995	81/13389	11/5/1999	Registered
		SYMBOL (NEW) B&W
156335	Barbados	KODAK & D:CORPORATE	9	81/9793	1/12/1995	81/9793	11/5/1999	Registered
		SYMBOL (NEW) B&W
156330	Barbados	KODAK & D:CORPORATE	1	81/9792	1/12/1995	81/9792	11/5/1999	Registered
		SYMBOL (NEW) B&W
151180	Bermuda	KODAK & D:CORPORATE	9	25834	2/21/1994	25834	2/21/1994	Registered
		SYMBOL (NEW) B&W
151160	Bermuda	KODAK & D:CORPORATE	16	25832	2/21/1994	25832	2/21/1994	Registered
		SYMBOL (NEW) B&W
151192	Bermuda	KODAK & D:CORPORATE	1	25835	2/21/1994	25835	2/21/1994	Registered
		SYMBOL (NEW) B&W
151188	Bermuda	KODAK & D:CORPORATE	40	25833	2/21/1994	25833	2/21/1994	Registered
		SYMBOL (NEW) B&W
143215	Bolivia	KODAK & D:CORPORATE	16			63656-A	7/21/1994	Registered
		SYMBOL (NEW) B&W
143212	Bolivia	KODAK & D:CORPORATE	9			63657-A	7/21/1994	Registered
		SYMBOL (NEW) B&W
143207	Bolivia	KODAK & D:CORPORATE	5			63658-A	7/21/1994	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 87

143203	Bolivia	KODAK & D:CORPORATE	1			63659-A	7/21/1994	Registered
		SYMBOL (NEW) B&W
163081	Bolivia	KODAK & D:CORPORATE	40		2/3/1994	68067-A	11/30/1995	Registered
		SYMBOL (NEW) B&W
139382	Cambodia (Kampuchea)	KODAK & D:CORPORATE	42	2805	4/19/1993	2803	4/23/1993	Registered
		SYMBOL (NEW) B&W
139378	Cambodia (Kampuchea)	KODAK & D:CORPORATE	40	2804	4/19/1993	2802	4/23/1993	Registered
		SYMBOL (NEW) B&W
139354	Cambodia (Kampuchea)	KODAK & D:CORPORATE	16	2799	4/19/1993	2797	4/23/1993	Registered
		SYMBOL (NEW) B&W
139349	Cambodia (Kampuchea)	KODAK & D:CORPORATE	9	2798	4/19/1993	2796	4/23/1993	Registered
		SYMBOL (NEW) B&W
139344	Cambodia (Kampuchea)	KODAK & D:CORPORATE	2	2797	4/19/1993	2795	4/23/1993	Registered
		SYMBOL (NEW) B&W
139339	Cambodia (Kampuchea)	KODAK & D:CORPORATE	1	2796	4/19/1993	2794	4/23/1993	Registered
		SYMBOL (NEW) B&W
144757	Colombia	KODAK & D:CORPORATE	16	93/400352	8/5/1993	155597	3/29/1994	Registered
		SYMBOL (NEW) B&W
144752	Colombia	KODAK & D:CORPORATE	9	93/400350	8/5/1993	155485	3/29/1994	Registered
		SYMBOL (NEW) B&W
144750	Colombia	KODAK & D:CORPORATE	5	93/400351	8/5/1993	186654	3/18/1996	Registered
		SYMBOL (NEW) B&W
144736	Colombia	KODAK & D:CORPORATE	1	93/400349	8/5/1993	155730	3/29/1994	Registered
		SYMBOL (NEW) B&W
154585	Costa Rica	KODAK & D:CORPORATE	40		11/3/1994	91014	4/27/1995	Registered
		SYMBOL (NEW) B&W
154580	Costa Rica	KODAK & D:CORPORATE	1		11/3/1994	91001	4/27/1995	Registered
		SYMBOL (NEW) B&W
154428	Costa Rica	KODAK & D:CORPORATE	9		10/28/1994	92527	8/25/1995	Registered
		SYMBOL (NEW) B&W
154884	Costa Rica	KODAK & D:CORPORATE	16		11/11/1994	91015	4/27/1995	Registered
		SYMBOL (NEW) B&W
150949	Cuba	KODAK & D:CORPORATE	16	404/94	4/28/1994	121100	4/28/1994	Registered
		SYMBOL (NEW) B&W
150945	Cuba	KODAK & D:CORPORATE	9	405/94	4/28/1994	121101	4/28/1994	Registered
		SYMBOL (NEW) B&W
150941	Cuba	KODAK & D:CORPORATE	1	403/94	4/28/1994	121099	4/28/1994	Registered
		SYMBOL (NEW) B&W
150906	Cuba	KODAK & D:CORPORATE	40	416/94	5/4/1994	121201	5/4/1994	Registered
		SYMBOL (NEW) B&W
154845	Cyprus	KODAK & D:CORPORATE	40	42176	2/28/1995	42176	3/1/1995	Registered
		SYMBOL (NEW) B&W
154840	Cyprus	KODAK & D:CORPORATE	16	42175	2/28/1995	42175	3/1/1995	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 88

154835	Cyprus	KODAK & D:CORPORATE	9	42174	2/28/1995	42174	3/1/1995	Registered
		SYMBOL (NEW) B&W
154831	Cyprus	KODAK & D:CORPORATE	1	42173	2/28/1995	42173	3/1/1995	Registered
		SYMBOL (NEW) B&W
155071	Dominica	KODAK & D:CORPORATE	1, 8, 39	129/94	11/15/1994	129/94	11/15/1994	Registered
		SYMBOL (NEW) B&W
151140	Dominican Republic	KODAK & D:CORPORATE	20		2/21/1994	71079	4/15/1994	Registered
		SYMBOL (NEW) B&W
151136	Dominican Republic	KODAK & D:CORPORATE	66		2/21/1994	71257	4/15/1994	Registered
		SYMBOL (NEW) B&W
143310	Ecuador	KODAK & D:CORPORATE	1	35781	12/7/1992	3277/94	9/2/1994	Registered
		SYMBOL (NEW) B&W
143305	Ecuador	KODAK & D:CORPORATE	5	35782	12/7/1992	3278/94	9/2/1994	Registered
		SYMBOL (NEW) B&W
143302	Ecuador	KODAK & D:CORPORATE	9	35784	12/7/1992	2759/96	11/15/1996	Registered
		SYMBOL (NEW) B&W
143297	Ecuador	KODAK & D:CORPORATE	16	35783	12/7/1992	3279/94	9/2/1994	Registered
		SYMBOL (NEW) B&W
134646	El Salvador	KODAK & D:CORPORATE	16	1949/91	8/15/1991	189BOOK13	10/20/1992	Registered
		SYMBOL (NEW) B&W
134642	El Salvador	KODAK & D:CORPORATE	40	1963/91	8/15/1991	145BOOK16	4/23/1993	Registered
		SYMBOL (NEW) B&W
134637	El Salvador	KODAK & D:CORPORATE	28	1946/91	8/15/1991	189BOOK18	7/28/1993	Registered
		SYMBOL (NEW) B&W
134612	El Salvador	KODAK & D:CORPORATE	10	1944/91	8/15/1991	132BOOK16	4/23/1993	Registered
		SYMBOL (NEW) B&W
134606	El Salvador	KODAK & D:CORPORATE	9	1931/91	8/14/1991	52BOOK11	6/23/1992	Registered
		SYMBOL (NEW) B&W
134603	El Salvador	KODAK & D:CORPORATE	2	1929/91	8/14/1991	155BOOK15	2/25/1993	Registered
		SYMBOL (NEW) B&W
166041	European Union	KODAK & D:CORPORATE	1, 9, 10, 16, 35,	28449	4/1/1996	28449	2/4/1998	Registered
		SYMBOL (NEW) B&W	40, 42
134515	Finland	KODAK & D:CORPORATE	5, 9	6371/90	12/10/1990	123967	1/5/1993	Registered
		SYMBOL (NEW) B&W
166825	Ghana	KODAK & D:CORPORATE	16	29368	3/20/1998			Pending Application
		SYMBOL (NEW) B&W
166824	Ghana	KODAK & D:CORPORATE	9	29390	3/20/1998	29390	3/20/1998	Registered
		SYMBOL (NEW) B&W
166823	Ghana	KODAK & D:CORPORATE	1	29147	3/20/1998	29147	3/20/1998	Registered
		SYMBOL (NEW) B&W
144088	Greece	KODAK & D:CORPORATE	35, 36, 37, 38,	114985	7/8/1993	114985	12/19/1995	Registered
		SYMBOL (NEW) B&W	40, 41, 42
134539	Greece	KODAK & D:CORPORATE	1, 9, 16	103017	3/4/1991	103017	5/17/1994	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 89

154901	Guatemala	KODAK & D:CORPORATE	16	7810/94	11/11/1994	79933	7/10/1996	Registered
		SYMBOL (NEW) B&W
154891	Guatemala	KODAK & D:CORPORATE	1	7809/94	11/11/1994	82727	10/30/1996	Registered
		SYMBOL (NEW) B&W
150988	Guyana	KODAK & D:CORPORATE	16	14317A	1/27/1994	14317A	1/27/1994	Registered
		SYMBOL (NEW) B&W
150984	Guyana	KODAK & D:CORPORATE	9	14316A	1/27/1994	14316A	1/27/1994	Registered
		SYMBOL (NEW) B&W
150964	Guyana	KODAK & D:CORPORATE	1	14315A	1/27/1994	14315A	1/27/1994	Registered
		SYMBOL (NEW) B&W
134563	Iceland	KODAK & D:CORPORATE	1, 2, 7, 16, 17,	879/1991	9/26/1991	61/1992	1/23/1992	Registered
		SYMBOL (NEW) B&W	22, 23, 34, 35,
			36, 37, 38, 40,
			41, 42, 44
134558	Iceland	KODAK & D:CORPORATE	9	1001/1990	12/7/1990	643/1991	6/28/1991	Registered
		SYMBOL (NEW) B&W
135739	Iran	KODAK & D:CORPORATE	1, 9, 16, 41, 42	7502529	5/18/1996	79293	12/28/1996	Registered
		SYMBOL (NEW) B&W
150920	Jamaica	KODAK & D:CORPORATE	16	16/1754	2/21/1994	26964	2/21/1994	Registered
		SYMBOL (NEW) B&W
150912	Jamaica	KODAK & D:CORPORATE	9	9/1538	2/21/1994	27444	2/21/1994	Registered
		SYMBOL (NEW) B&W
150916	Jamaica	KODAK & D:CORPORATE	1	1/911	2/21/1994	28239	2/21/1994	Registered
		SYMBOL (NEW) B&W
157944	Japan	KODAK & D:CORPORATE	9	122508/1991	11/26/1991	2685975	7/29/1994	Registered
		SYMBOL (NEW) B&W
166830	Jordan	KODAK & D:CORPORATE	16	48883	3/8/1998	48883	3/8/1998	Registered
		SYMBOL (NEW) B&W
166829	Jordan	KODAK & D:CORPORATE	9	48885	3/8/1998	48885	3/8/1998	Registered
		SYMBOL (NEW) B&W
166828	Jordan	KODAK & D:CORPORATE	1	48884	3/8/1998	48884	3/8/1998	Registered
		SYMBOL (NEW) B&W
166614	Kuwait	KODAK & D:CORPORATE	40	39375	3/30/1998	34480	3/30/1998	Registered
		SYMBOL (NEW) B&W
139394	Laos	KODAK & D:CORPORATE	1	2127	6/3/1993	1348	6/4/2003	Registered
		SYMBOL (NEW) B&W
170485	Laos	KODAK & D:CORPORATE	40	2127	6/3/1993	1356	6/4/2003	Registered
		SYMBOL (NEW) B&W
170484	Laos	KODAK & D:CORPORATE	36	2127	6/3/1993	1355	6/4/2003	Registered
		SYMBOL (NEW) B&W
170486	Laos	KODAK & D:CORPORATE	42	2127	6/3/1993	1357	6/4/2003	Registered
		SYMBOL (NEW) B&W
170483	Laos	KODAK & D:CORPORATE	35	2127	6/3/1993	1354	6/4/2003	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 90

170482	Laos	KODAK & D:CORPORATE	23	2127	6/3/1993	1353	6/4/2003	Registered
		SYMBOL (NEW) B&W
170481	Laos	KODAK & D:CORPORATE	22	2127	6/3/1993	1352	6/4/2003	Registered
		SYMBOL (NEW) B&W
170480	Laos	KODAK & D:CORPORATE	16	2127	6/3/1993	1351	6/4/2003	Registered
		SYMBOL (NEW) B&W
170479	Laos	KODAK & D:CORPORATE	9	2127	6/3/1993	1350	6/4/2003	Registered
		SYMBOL (NEW) B&W
170478	Laos	KODAK & D:CORPORATE	2	2127	6/3/1993	1349	6/4/2003	Registered
		SYMBOL (NEW) B&W
154776	Libya	KODAK & D:CORPORATE	40					Pending Application
		SYMBOL (NEW) B&W
154772	Libya	KODAK & D:CORPORATE	16					Pending Application
		SYMBOL (NEW) B&W
154767	Libya	KODAK & D:CORPORATE	9					Pending Application
		SYMBOL (NEW) B&W
154762	Libya	KODAK & D:CORPORATE	1					Pending Application
		SYMBOL (NEW) B&W
130940	Madagascar	KODAK & D:CORPORATE	35, 37, 38, 40,	95/00827D	7/13/1995	1592	7/13/1995	Registered
		SYMBOL (NEW) B&W	41, 42
134578	Malaysia	KODAK & D:CORPORATE	16			88/02999	6/21/1988	Registered
		SYMBOL (NEW) B&W
134575	Malaysia	KODAK & D:CORPORATE	9	88/01128		88/01128	3/15/1995	Registered
		SYMBOL (NEW) B&W
134568	Malaysia	KODAK & D:CORPORATE	1	88/01120	3/15/1988	88/01120	3/15/1988	Registered
		SYMBOL (NEW) B&W
131505	Mexico	KODAK & D:CORPORATE	1	187763	1/12/1994	462782	6/8/1994	Registered
		SYMBOL (NEW) B&W
151128	Mexico	KODAK & D:CORPORATE	16	187760	1/12/1994	455136	3/24/1994	Registered
		SYMBOL (NEW) B&W
151125	Mexico	KODAK & D:CORPORATE	9	187762	1/12/1994	455137	3/24/1994	Registered
		SYMBOL (NEW) B&W
151277	Mexico	KODAK & D:CORPORATE	40	187761	1/12/1994	461307	5/23/1994	Registered
		SYMBOL (NEW) B&W
157844	Montserrat	KODAK & D:CORPORATE	1, 8, 39	1829	10/7/1994	1829	10/7/1994	Registered
		SYMBOL (NEW) B&W
168026	Nepal	KODAK & D:CORPORATE	16	4682	8/25/1999	14544/056	9/20/1999	Registered
		SYMBOL (NEW) B&W
168025	Nepal	KODAK & D:CORPORATE	9	4682	8/25/1999	14543/056	9/20/1999	Registered
		SYMBOL (NEW) B&W
167356	Nepal	KODAK & D:CORPORATE	1	4682	8/25/1999	14542/056	9/20/1999	Registered
		SYMBOL (NEW) B&W
151183	Netherlands Antilles	KODAK & D:CORPORATE	1, 9, 16		2/24/1994	3748	5/24/1994	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 91

151163	Nicaragua	KODAK & D:CORPORATE	1	397/94	2/22/1994	28078CC	3/15/1995	Registered
		SYMBOL (NEW) B&W
151153	Nicaragua	KODAK & D:CORPORATE	40	399/94	2/22/1994	28079CC	3/15/1995	Registered
		SYMBOL (NEW) B&W
151172	Nicaragua	KODAK & D:CORPORATE	16	398/94	2/22/1994	28077CC	3/15/1995	Registered
		SYMBOL (NEW) B&W
151168	Nicaragua	KODAK & D:CORPORATE	9	396/94	2/22/1994	29102CC	8/17/1995	Registered
		SYMBOL (NEW) B&W
168554	Nigeria	KODAK & D:CORPORATE	16	TP47366/2000	10/24/2000	62541	10/30/2000	Registered
		SYMBOL (NEW) B&W
168553	Nigeria	KODAK & D:CORPORATE	9	TP47365/2000	10/24/2000	61758	10/30/2000	Registered
		SYMBOL (NEW) B&W
168552	Nigeria	KODAK & D:CORPORATE	1	TP47367/2000	10/24/2000			Pending Application
		SYMBOL (NEW) B&W
134583	Norway	KODAK & D:CORPORATE	5	90.6323	11/30/1990	151960	8/27/1992	Registered
		SYMBOL (NEW) B&W
154611	Oman	KODAK & D:CORPORATE	40	10797	12/6/1994	10797	6/21/2004	Registered
		SYMBOL (NEW) B&W
154600	Oman	KODAK & D:CORPORATE	16	10796	12/6/1994	10796	1/22/2002	Registered
		SYMBOL (NEW) B&W
154595	Oman	KODAK & D:CORPORATE	9	10795	12/6/1994	10795	1/22/2002	Registered
		SYMBOL (NEW) B&W
154589	Oman	KODAK & D:CORPORATE	1	10794	12/6/1994	10794	1/22/2002	Registered
		SYMBOL (NEW) B&W
166800	Pakistan	KODAK & D:CORPORATE	16	145216	12/1/1997	145216	12/1/1997	Registered
		SYMBOL (NEW) B&W
166799	Pakistan	KODAK & D:CORPORATE	9	145215	12/1/1997	145215	12/1/1997	Registered
		SYMBOL (NEW) B&W
166798	Pakistan	KODAK & D:CORPORATE	1	145217	12/1/1997	145217	12/1/1997	Registered
		SYMBOL (NEW) B&W
132690	Panama	KODAK & D:CORPORATE	1	80169	3/29/1996	80169	3/29/1996	Registered
		SYMBOL (NEW) B&W
138214	Poland	KODAK & D:CORPORATE	16	Z-159932	5/21/1996	R-109100	5/21/1996	Registered
		SYMBOL (NEW) B&W
135293	Poland	KODAK & D:CORPORATE	16					Pending
		SYMBOL (NEW) B&W
134590	Poland	KODAK & D:CORPORATE	1, 2, 5, 7, 9, 11,	96478	2/8/1991	70702	2/8/1991	Registered
		SYMBOL (NEW) B&W	17, 22, 23, 34,
			37, 40, 42
154825	Qatar	KODAK & D:CORPORATE	40	12603	12/10/1994	12603	7/11/2001	Registered
		SYMBOL (NEW) B&W
154821	Qatar	KODAK & D:CORPORATE	1	12600	12/10/1994	12600	7/11/2001	Registered
		SYMBOL (NEW) B&W
156990	Qatar	KODAK & D:CORPORATE	9	12601	12/10/1994	12601	11/21/2001	Registered
		SYMBOL (NEW) B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 92

156995	Qatar	KODAK & D:CORPORATE	16	12602	12/10/1994	12602	7/11/2001	Registered
		SYMBOL (NEW) B&W
157016	Saint Kitts And Nevis	KODAK & D:CORPORATE	1, 8, 9, 39	4215	9/26/1994	2008/0383	9/30/1994	Registered
		SYMBOL (NEW) B&W
176319	Saint-Lucia	KODAK & D:CORPORATE	1, 9, 16	2011/000451				Pending Application
		SYMBOL (NEW) B&W
166484	Singapore	KODAK & D:CORPORATE	9	T97/13459A	11/3/1997	T97/13459A	11/3/1997	Registered
		SYMBOL (NEW) B&W
166485	Singapore	KODAK & D:CORPORATE	16	T97/13458C	11/3/1997	T97/13458C	11/3/1997	Registered
		SYMBOL (NEW) B&W
166483	Singapore	KODAK & D:CORPORATE	1	T97/13457E	11/3/1997	T97/13457E	11/3/1997	Registered
		SYMBOL (NEW) B&W
150883	Suriname	KODAK & D:CORPORATE	1, 9, 16			14000	5/20/1994	Registered
		SYMBOL (NEW) B&W
168117	Taiwan	KODAK & D:CORPORATE	9	89009965	2/25/2000	946186	6/16/2001	Registered
		SYMBOL (NEW) B&W
167999	Taiwan	KODAK & D:CORPORATE	42	88061173	12/7/1999	133160	11/16/2000	Registered
		SYMBOL (NEW) B&W
167997	Taiwan	KODAK & D:CORPORATE	35	88061171	12/7/1999	135674	1/1/2001	Registered
		SYMBOL (NEW) B&W
167998	Taiwan	KODAK & D:CORPORATE	40	88061172	12/7/1999	136901	1/16/2001	Registered
		SYMBOL (NEW) B&W
151668	Trinidad And Tobago	KODAK & D:CORPORATE	1	23063	9/23/1994	23063	9/23/1994	Registered
		SYMBOL (NEW) B&W
151664	Trinidad And Tobago	KODAK & D:CORPORATE	8	23072	9/28/1994	23072	9/28/1994	Registered
		SYMBOL (NEW) B&W
154972	Trinidad And Tobago	KODAK & D:CORPORATE	42	23476	1/26/1995	23476	9/19/1996	Registered
		SYMBOL (NEW) B&W
151742	Trinidad And Tobago	KODAK & D:CORPORATE	39	23061	9/23/1994	23061	9/23/1994	Registered
		SYMBOL (NEW) B&W
167366	Turkey	KODAK & D:CORPORATE	40, 42	1998/18404	12/23/1998	204226	12/23/1998	Registered
		SYMBOL (NEW) B&W
167363	Turkey	KODAK & D:CORPORATE	1, 2, 9, 16	1998/18406	12/23/1998	204206	12/23/1998	Registered
		SYMBOL (NEW) B&W
166197	United Arab Emirates	KODAK & D:CORPORATE	9	19521	11/24/1996	11223	7/26/1997	Registered
		SYMBOL (NEW) B&W
166196	United Arab Emirates	KODAK & D:CORPORATE	1	19520	11/24/1996	11222	7/26/1997	Registered
		SYMBOL (NEW) B&W
131740	United States	KODAK & D:CORPORATE	9	75/052792	2/1/1996	2040245	2/25/1997	Registered
		SYMBOL (NEW) B&W
131734	United States	KODAK & D:CORPORATE	1	75/052795	2/1/1996	2033737	1/28/1997	Registered
		SYMBOL (NEW) B&W
165154	Iceland	KODAK &	1, 5, 9, 16, 35,	964/1992	10/2/1992	75/1993	1/21/1993	Registered
		D:DISTRIBUTORS’	40, 41, 42, 44
		SYMBOL

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 93

166850	Poland	KODAK &	1, 2, 9, 16, 35,	Z-128661	1/18/1994	95592	10/6/1997	Registered
		D:DISTRIBUTORS’	37, 40, 41, 42
		SYMBOL
166849	Poland	KODAK &	1, 2, 9, 16, 35,	Z-128660	1/18/1994	95591	10/6/1997	Registered
		D:DISTRIBUTORS’	37, 40, 41, 42
		SYMBOL
150476	South Korea	KODAK &	40	97-379	11/6/1997	8612	11/1/1988	Registered
		D:DISTRIBUTORS’
		SYMBOL
166019	Andorra	KODAK & D:SELLERS’	1, 9, 16	797	1/14/1997	2448	1/14/1997	Registered
		INSIGNIA
142327	Argentina	KODAK & D:SELLERS’	16	2579931	3/30/2005	2044631	9/29/2005	Registered
		INSIGNIA
142319	Argentina	KODAK & D:SELLERS’	14	2579864	3/30/2005	2044688	9/29/2005	Registered
		INSIGNIA
142271	Argentina	KODAK & D:SELLERS’	2	2579861	3/30/2005	2044686	9/29/2005	Registered
		INSIGNIA
142335	Argentina	KODAK & D:SELLERS’	18	2579863	3/30/2005	2051796	11/14/2005	Registered
		INSIGNIA
142342	Argentina	KODAK & D:SELLERS’	20	2579860	3/30/2005	2044685	9/29/2005	Registered
		INSIGNIA
142267	Argentina	KODAK & D:SELLERS’	1	2579862	3/30/2005	2044687	9/29/2005	Registered
		INSIGNIA
142431	Argentina	KODAK & D:SELLERS’	42	2579933	3/30/2005	2044633	9/29/2005	Registered
		INSIGNIA
142427	Argentina	KODAK & D:SELLERS’	41	2579956	3/30/2005	2045313	10/3/2005	Registered
		INSIGNIA
142423	Argentina	KODAK & D:SELLERS’	40	2579853	3/30/2005	2044678	9/29/2005	Registered
		INSIGNIA
142419	Argentina	KODAK & D:SELLERS’	39	2579854	3/30/2005	2044679	9/29/2005	Registered
		INSIGNIA
142415	Argentina	KODAK & D:SELLERS’	38	2579855	3/30/2005	2044680	9/29/2005	Registered
		INSIGNIA
142411	Argentina	KODAK & D:SELLERS’	37	2579856	3/30/2005	2044681	9/29/2005	Registered
		INSIGNIA
142375	Argentina	KODAK & D:SELLERS’	28	2579858	3/30/2005	2044683	9/29/2005	Registered
		INSIGNIA
142363	Argentina	KODAK & D:SELLERS’	25	2579859	3/30/2005	2044684	9/29/2005	Registered
		INSIGNIA
142403	Argentina	KODAK & D:SELLERS’	35	2579857	3/30/2005	2044682	9/29/2005	Registered
		INSIGNIA
142303	Argentina	KODAK & D:SELLERS’	10	2579850	3/30/2005	2044676	9/29/2005	Registered
		INSIGNIA
142299	Argentina	KODAK & D:SELLERS’	9	2579851	3/30/2005	2044677	9/29/2005	Registered
		INSIGNIA

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 94

142438	Argentina	KODAK & D:SELLERS’	2	2579929	3/30/2005	2044629	9/29/2005	Registered
		INSIGNIA
142571	Argentina	KODAK & D:SELLERS’	35	2579922	3/30/2005	2044622	9/29/2005	Registered
		INSIGNIA
142543	Argentina	KODAK & D:SELLERS’	28	2579923	3/30/2005	2044623	9/29/2005	Registered
		INSIGNIA
142531	Argentina	KODAK & D:SELLERS’	25	2579924	3/30/2005	2044624	9/29/2005	Registered
		INSIGNIA
142510	Argentina	KODAK & D:SELLERS’	20	2579925	3/30/2005	2044625	9/29/2005	Registered
		INSIGNIA
142503	Argentina	KODAK & D:SELLERS’	18	2579926	3/30/2005	2044626	9/29/2005	Registered
		INSIGNIA
142495	Argentina	KODAK & D:SELLERS’	16	2589001	5/9/2005	2048394	10/24/2005	Registered
		INSIGNIA
142587	Argentina	KODAK & D:SELLERS’	39	2579919	3/30/2005	2044368	9/28/2005	Registered
		INSIGNIA
142471	Argentina	KODAK & D:SELLERS’	10	2579928	3/30/2005	2044628	9/29/2005	Registered
		INSIGNIA
142467	Argentina	KODAK & D:SELLERS’	9	2588999	5/9/2005	2048392	10/24/2005	Registered
		INSIGNIA
142451	Argentina	KODAK & D:SELLERS’	5	2579888	3/30/2005	2044331	9/28/2005	Registered
		INSIGNIA
142487	Argentina	KODAK & D:SELLERS’	14	2579927	3/30/2005	2044627	9/29/2005	Registered
		INSIGNIA
142435	Argentina	KODAK & D:SELLERS’	1	2588998	5/9/2005	2047951	10/20/2005	Registered
		INSIGNIA
142579	Argentina	KODAK & D:SELLERS’	37	2579921	3/30/2005	2044621	9/29/2005	Registered
		INSIGNIA
142582	Argentina	KODAK & D:SELLERS’	38	2579920	3/30/2005	2044369	9/28/2005	Registered
		INSIGNIA
142598	Argentina	KODAK & D:SELLERS’	42	2579884	3/30/2005	2044699	9/29/2005	Registered
		INSIGNIA
142595	Argentina	KODAK & D:SELLERS’	41	2579918	3/30/2005	2044367	9/28/2005	Registered
		INSIGNIA
142591	Argentina	KODAK & D:SELLERS’	40	2589000	5/9/2005	2048393	10/24/2005	Registered
		INSIGNIA
142283	Argentina	KODAK & D:SELLERS’	5	2579930	3/30/2005	2044630	9/29/2005	Registered
		INSIGNIA
171881	Argentina	KODAK & D:SELLERS’	44	2579883	3/30/2005	2044698	9/29/2005	Registered
		INSIGNIA
171882	Argentina	KODAK & D:SELLERS’	44	2579932	3/30/2005	2044632	9/29/2005	Registered
		INSIGNIA
139505	Cambodia (Kampuchea)	KODAK & D:SELLERS’	40	2809	4/19/1993	2807	4/23/1993	Registered
		INSIGNIA

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 95

139500	Cambodia (Kampuchea)	KODAK & D:SELLERS’	16	2808	4/19/1993	2806	4/23/1993	Registered
		INSIGNIA
139495	Cambodia (Kampuchea)	KODAK & D:SELLERS’	9	2807	4/19/1993	2805	4/23/1993	Registered
		INSIGNIA
139490	Cambodia (Kampuchea)	KODAK & D:SELLERS’	1	2806	4/19/1993	2804	4/23/1993	Registered
		INSIGNIA
130933	China (People’s Republic Of)	KODAK & D:SELLERS’	9	93016078		699582	7/28/1994	Registered
		INSIGNIA
142659	Colombia	KODAK & D:SELLERS’	16	92339251	3/9/2011	113413	4/4/1986	Registered
		INSIGNIA
142655	Colombia	KODAK & D:SELLERS’	9	92339253	3/9/2011	113414	4/7/1986	Registered
		INSIGNIA
142651	Colombia	KODAK & D:SELLERS’	1	92339250	3/9/2011	113412	4/4/1986	Registered
		INSIGNIA
142665	Denmark	KODAK & D:SELLERS’	42	1982/80	1/7/1982	1982/2697	7/30/1982	Registered
		INSIGNIA
147393	Estonia	KODAK & D:SELLERS’	1, 9, 16, 35, 40,	9085	10/27/1993	18918	3/29/1996	Registered
		INSIGNIA	42
142673	Finland	KODAK & D:SELLERS’	1, 2, 5, 7, 9, 11,	6057/81	12/30/1981	88554	4/5/1984	Registered
		INSIGNIA	16, 17, 22, 23,
			34, 37, 40, 42
170456	Georgia	KODAK & D:SELLERS’	1, 9, 16, 40	407/03	3/30/1994	8548	3/5/1998	Registered
		INSIGNIA
142779	Greece	KODAK & D:SELLERS’	1, 9, 16			70820	1/15/1982	Registered
		INSIGNIA
142788	Hong Kong	KODAK & D:SELLERS’	1, 9, 16, 28	C2595/83	9/5/1983	19840990AA	9/5/1983	Registered
		INSIGNIA
142784	Hong Kong	KODAK & D:SELLERS’	1, 9, 16, 28	F2595/83	9/5/1983	19840987AA	9/5/1983	Registered
		INSIGNIA
143035	India	KODAK & D:SELLERS’	16	384785	12/30/1981	384785	12/30/1995	Registered
		INSIGNIA
143028	India	KODAK & D:SELLERS’	9	384776	12/30/1981	384776	12/30/1995	Registered
		INSIGNIA
143024	India	KODAK & D:SELLERS’	7	384775	12/30/1981	384775	12/30/1995	Registered
		INSIGNIA
143016	India	KODAK & D:SELLERS’	2	384774	12/30/1981	384774	12/30/1981	Registered
		INSIGNIA
143013	India	KODAK & D:SELLERS’	1	384784	12/30/1981	384784	12/30/1981	Registered
		INSIGNIA
143078	Japan	KODAK & D:SELLERS’	9, 16, 20	716896/96	6/6/1996	1903541	10/28/1996	Registered
		INSIGNIA
143082	Japan	KODAK & D:SELLERS’	34	23040/84		1945544	4/30/1997	Registered
		INSIGNIA
143074	Japan	KODAK & D:SELLERS’	9, 16, 20	716895/96	6/6/1996	1903540	10/28/1996	Registered
		INSIGNIA

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 96

143060	Japan	KODAK & D:SELLERS’	1, 9	23034/84	3/10/1984	2027226	2/22/1998	Registered
		INSIGNIA
143056	Japan	KODAK & D:SELLERS’	1, 9	23033/84	3/10/1984	2027225	2/22/1998	Registered
		INSIGNIA
143053	Japan	KODAK & D:SELLERS’	1, 5	23032/1984	3/10/1984	2439653	7/31/1992	Registered
		INSIGNIA
143086	Japan	KODAK & D:SELLERS’	34	2039/84		1945545	4/30/1997	Registered
		INSIGNIA
164265	Japan	KODAK & D:SELLERS’	38	281726/1992	9/30/1992	3118375	1/31/1996	Registered
		INSIGNIA
164259	Japan	KODAK & D:SELLERS’	35	281725/1992	9/30/1992	3021381	1/31/1995	Registered
		INSIGNIA
164256	Japan	KODAK & D:SELLERS’	42	281724/1992	9/30/1992	3201130	9/30/1996	Registered
		INSIGNIA
164251	Japan	KODAK & D:SELLERS’	41	281723/1992	9/30/1992	3118374	1/31/1996	Registered
		INSIGNIA
164247	Japan	KODAK & D:SELLERS’	40	281722/1992	9/30/1992	3216191	10/31/1996	Registered
		INSIGNIA
164236	Japan	KODAK & D:SELLERS’	38	281720/1992	9/30/1992	3118373	1/31/1996	Registered
		INSIGNIA
164230	Japan	KODAK & D:SELLERS’	35	281719/1992	9/30/1992	3021380	1/31/1995	Registered
		INSIGNIA
164279	Japan	KODAK & D:SELLERS’	41	281729/1992	9/30/1992	3118376	1/31/1996	Registered
		INSIGNIA
164286	Japan	KODAK & D:SELLERS’	42	281730/1992	9/30/1992	3201131	9/30/1996	Registered
		INSIGNIA
164276	Japan	KODAK & D:SELLERS’	40	281728/1992	9/30/1992	3216192	10/31/1996	Registered
		INSIGNIA
139450	Laos	KODAK & D:SELLERS’	1	2128	6/3/1993	1358	6/4/2003	Registered
		INSIGNIA
170487	Laos	KODAK & D:SELLERS’	9	2128	6/3/1993	1359	6/4/2003	Registered
		INSIGNIA
170488	Laos	KODAK & D:SELLERS’	16	2128	6/3/1993	1360	6/4/2003	Registered
		INSIGNIA
170489	Laos	KODAK & D:SELLERS’	40	2128	6/3/1993	1361	6/4/2003	Registered
		INSIGNIA
146894	Latvia	KODAK & D:SELLERS’	40	M-93-8132	9/21/1993	33634	8/20/1996	Registered
		INSIGNIA
147901	Lithuania	KODAK & D:SELLERS’	1, 9, 16, 35, 40,	13098	10/13/1993	24298	2/18/1997	Registered
		INSIGNIA	42
130935	Madagascar	KODAK & D:SELLERS’	1, 9, 16, 40	95/00828D	7/13/1995	1593	7/13/1995	Registered
		INSIGNIA
143140	Malaysia	KODAK & D:SELLERS’	9	M/95577	6/19/1989	M/95577	1/7/1993	Registered
		INSIGNIA

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 97

143147	Malaysia	KODAK & D:SELLERS’	16	M/95579	6/19/1982	M/95579		Registered
		INSIGNIA
143146	Malaysia	KODAK & D:SELLERS’	1	M/95578	6/19/1982	M/95578	6/19/1989	Registered
		INSIGNIA
143136	Mexico	KODAK & D:SELLERS’	35, 37, 40, 42	225316	11/8/1983	307912	6/14/1985	Registered
		INSIGNIA
143128	Mexico	KODAK & D:SELLERS’	16	225315	11/8/1983	298284	4/11/1984	Registered
		INSIGNIA
143124	Mexico	KODAK & D:SELLERS’	1, 6, 8, 9, 11,	225314	11/8/1983	298702	4/27/1984	Registered
		INSIGNIA	12, 14, 16
143116	Mexico	KODAK & D:SELLERS’	1, 2, 3, 4, 6, 13,	225313	11/8/1983	298123	4/25/1984	Registered
		INSIGNIA	17, 18, 19, 20,
			21, 22, 25, 31
143112	Mexico	KODAK & D:SELLERS’	35, 37, 40, 42	225016	11/4/1983	298343	4/13/1984	Registered
		INSIGNIA
143104	Mexico	KODAK & D:SELLERS’	16	225017	11/4/1983	298438	4/18/1984	Registered
		INSIGNIA
143101	Mexico	KODAK & D:SELLERS’	1, 6, 8, 9, 11,	225011	11/4/1983	297730	3/16/1984	Registered
		INSIGNIA	12, 14, 16
143096	Mexico	KODAK & D:SELLERS’	1, 2, 3, 4, 5, 17,	225010	11/4/1983	298342	5/8/1984	Registered
		INSIGNIA	29
143092	Mexico	KODAK & D:SELLERS’	1, 2, 3, 4, 6, 13,	225018	11/4/1983	298817	5/30/1984	Registered
		INSIGNIA	17, 18, 19, 20,
			21, 22, 25, 31
139435	Myanmar	KODAK & D:SELLERS’	1, 9, 16, 40			3660/1993	11/30/1993	Registered
		INSIGNIA
143186	Panama	KODAK & D:SELLERS’	16		9/6/1996	39797	9/24/1996	Registered
		INSIGNIA
143182	Panama	KODAK & D:SELLERS’	9		9/6/1996	39796	8/12/1997	Registered
		INSIGNIA
143178	Panama	KODAK & D:SELLERS’	1			39638	8/4/1996	Registered
		INSIGNIA
143174	Panama	KODAK & D:SELLERS’	16		7/16/1996	39635	7/25/1996	Registered
		INSIGNIA
143170	Panama	KODAK & D:SELLERS’	9			39639	8/1/1996	Registered
		INSIGNIA
143166	Panama	KODAK & D:SELLERS’	1		7/16/1996	39634	7/25/1996	Registered
		INSIGNIA
143201	Peru	KODAK & D:SELLERS’	9	30323	12/19/1983	50998	12/19/1983	Registered
		INSIGNIA
143196	Peru	KODAK & D:SELLERS’	1	30324	12/19/1983	50997	12/19/1983	Registered
		INSIGNIA
169865	Peru	KODAK & D:SELLERS’	16	521495	1/28/2013	89757	6/25/2003	Registered
		INSIGNIA

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 98

141660	Russian Federation	KODAK & D:SELLERS’	1, 9, 16, 35, 40,	93047620	10/19/1993	139358	2/28/1996	Registered
		INSIGNIA	42
143227	Sabah	KODAK & D:SELLERS’	16	S/30106	6/19/1982	S/30106	6/19/1982	Registered
		INSIGNIA
143231	Sabah	KODAK & D:SELLERS’	1	S/30108	6/19/1982	S/30108	4/27/1991	Registered
		INSIGNIA
143223	Sabah	KODAK & D:SELLERS’	9	S/30104	6/19/1982	S/30104	6/19/1989	Registered
		INSIGNIA
143250	Sarawak	KODAK & D:SELLERS’	16	25408	7/12/1982	SAR/25408	7/12/1989	Registered
		INSIGNIA
143247	Sarawak	KODAK & D:SELLERS’	9	25409	7/12/1982	SAR/25409	7/12/1989	Registered
		INSIGNIA
143243	Sarawak	KODAK & D:SELLERS’	1	25406	7/12/1982	SAR/25406	7/12/1989	Registered
		INSIGNIA
143420	South Africa	KODAK & D:SELLERS’	42	81/9742	12/22/1981	81/9742	12/22/1981	Registered
		INSIGNIA
143416	South Africa	KODAK & D:SELLERS’	40	81/9741	12/22/1981	81/9741	12/22/1981	Registered
		INSIGNIA
143394	South Africa	KODAK & D:SELLERS’	16	81/9735	12/22/1981	81/9735	12/22/1981	Registered
		INSIGNIA
143387	South Africa	KODAK & D:SELLERS’	9	81/9733	12/22/1981	81/9733	12/22/1981	Registered
		INSIGNIA
143383	South Africa	KODAK & D:SELLERS’	7	81/9732	12/22/1981	81/9732	12/22/1981	Registered
		INSIGNIA
143374	South Africa	KODAK & D:SELLERS’	2	81/9730	12/22/1981	81/9730	12/22/1981	Registered
		INSIGNIA
143371	South Africa	KODAK & D:SELLERS’	1	81/9729	12/22/1981	81/9729	12/22/1981	Registered
		INSIGNIA
143089	South Korea	KODAK & D:SELLERS’	40	97-380	11/6/1997	8613	11/1/1988	Registered
		INSIGNIA
143235	Sweden	KODAK & D:SELLERS’	1, 2, 5, 7, 9, 11,	081/6847	12/21/1981	183371	10/1/1982	Registered
		INSIGNIA	16, 17, 22, 23,
			34, 37, 40, 42
143329	Taiwan	KODAK & D:SELLERS’	56	72/45758	11/9/1983	255684	9/1/1984	Registered
		INSIGNIA
143351	Taiwan	KODAK & D:SELLERS’	56	72/45765	11/9/1983	255685	9/1/1984	Registered
		INSIGNIA
143347	Taiwan	KODAK & D:SELLERS’	1			251052	8/1/1984	Registered
		INSIGNIA
143325	Taiwan	KODAK & D:SELLERS’	1			251051	8/1/1984	Registered
		INSIGNIA
143320	Taiwan	KODAK & D:SELLERS’	102			253039	8/1/1984	Registered
		INSIGNIA
143301	Taiwan	KODAK & D:SELLERS’	56	72/45751	11/9/1983	255683	9/1/1984	Registered
		INSIGNIA

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 99

143299	Taiwan	KODAK & D:SELLERS’	1			251053	8/1/1984	Registered
		INSIGNIA
143293	Taiwan	KODAK & D:SELLERS’	102			253038	8/1/1984	Registered
		INSIGNIA
143267	Taiwan	KODAK & D:SELLERS’	8			10950	12/1/1983	Registered
		INSIGNIA
143263	Taiwan	KODAK & D:SELLERS’	8			10949	12/1/1983	Registered
		INSIGNIA
143258	Taiwan	KODAK & D:SELLERS’	8			10948	12/1/1983	Registered
		INSIGNIA
143255	Taiwan	KODAK & D:SELLERS’	8			10947	12/1/1983	Registered
		INSIGNIA
143272	Taiwan	KODAK & D:SELLERS’	1			251054	8/1/1984	Registered
		INSIGNIA
163014	Taiwan	KODAK & D:SELLERS’	50	81034965	7/15/1992	669399	2/1/1995	Registered
		INSIGNIA
142258	United States	KODAK & D:SELLERS’	16	73452772	11/14/1983	1314561	1/15/1985	Registered
		INSIGNIA
153319	Saudi Arabia	KODAK (ARABIC)	16	8834	4/8/1989	212/29	2/3/1990	Registered
153323	Saudi Arabia	KODAK (ARABIC)	1	8831	4/8/1989	212/26	2/3/1990	Registered
153315	Saudi Arabia	KODAK (ARABIC)	9	8832	4/8/1989	212/27	2/3/1990	Registered
166452	United Arab Emirates	KODAK (ARABIC)	16	10504	5/3/1995	7344	12/21/1996	Registered
166411	United Arab Emirates	KODAK (ARABIC)	9	10506	5/3/1995	7343	12/21/1996	Registered
166409	United Arab Emirates	KODAK (ARABIC)	40	10499	5/3/1995	7997	1/16/1997	Registered
166408	United Arab Emirates	KODAK (ARABIC)	1	10651	5/17/1996	7341	12/21/1996	Registered
130923	China (People’s Republic Of)	KODAK (CHINESE)	16	93016081	3/12/1993	693889	6/14/1994	Registered
130918	China (People’s Republic Of)	KODAK (CHINESE)	1	93016080	3/12/1993	695469	6/28/1994	Registered
166773	China (People’s Republic Of)	KODAK (CHINESE)	1	98000206	1/14/1998	383727	5/30/1998	Registered
154261	China (People’s Republic Of)	KODAK (CHINESE)	9	970003309	11/21/1997	314884	5/30/1988	Registered
158899	China (People’s Republic Of)	KODAK (CHINESE)	9	95041857	4/13/1995	931257	1/14/1997	Registered
154280	Hong Kong	KODAK (CHINESE)	1, 9, 16	252/50	3/18/1978	19500988AA	3/18/1950	Registered
150283	Taiwan	KODAK (CHINESE)	50	83038518	6/4/1994	678150	4/16/1995	Registered
130972	Taiwan	KODAK (CHINESE)	12			66478	9/16/1993	Registered
130968	Taiwan	KODAK (CHINESE)	9	84020235	4/28/1995	751130	3/1/1997	Registered
167996	Taiwan	KODAK (CHINESE)	35	88061170	12/7/1999	138371	2/16/2001	Registered
154295	Taiwan	KODAK (CHINESE)	18			4806	3/1/1956	Registered
154305	Taiwan	KODAK (CHINESE)	1			94974	2/1/1978	Registered
154290	Taiwan	KODAK (CHINESE)	1			4717	3/1/1956	Registered
154348	Taiwan	KODAK (CHINESE)	80			288791	7/1/1985	Registered
154345	Taiwan	KODAK (CHINESE)	78			290649	7/16/1985	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 100

154335	Taiwan	KODAK (CHINESE)	101			253006	8/1/1984	Registered
154325	Taiwan	KODAK (CHINESE)	81		2/28/1996	96612	3/1/1978	Registered
154315	Taiwan	KODAK (CHINESE)	56			95481	2/1/1978	Registered
154307	Taiwan	KODAK (CHINESE)	55			95473	2/1/1978	Registered
169848	Taiwan	KODAK (CHINESE)	9			64573	6/1/1993	Registered
138059	China (People’s Republic Of)	KODAK	40	960110188	9/28/1996	1121925	10/21/1997	Registered
		(CHINESE/SIMPLIFIED
		FORM)
138054	China (People’s Republic Of)	KODAK	16	960110195	9/28/1996	1134294	12/14/1997	Registered
		(CHINESE/SIMPLIFIED
		FORM)
138049	China (People’s Republic Of)	KODAK	9	960110194	9/28/1996	1139514	12/28/1997	Registered
		(CHINESE/SIMPLIFIED
		FORM)
138044	China (People’s Republic Of)	KODAK	1	960110193	9/26/1996	1136070	12/21/1997	Registered
		(CHINESE/SIMPLIFIED
		FORM)
168778	China (People’s Republic Of)	KODAK	9	2001131745	7/24/2001	1982039	11/28/2002	Registered
		(CHINESE/SIMPLIFIED
		FORM)
166818	China (People’s Republic Of)	KODAK	28	9800019798	3/10/1998	1303183	8/14/1999	Registered
		(CHINESE/SIMPLIFIED
		FORM)
166817	China (People’s Republic Of)	KODAK	25	9800019799	3/10/1998	1280993	6/7/1999	Registered
		(CHINESE/SIMPLIFIED
		FORM)
175623	China (People’s Republic Of)	KODAK	7	6907288	9/22/2008	6907288	5/14/2010	Registered
		(CHINESE/SIMPLIFIED
		FORM)
166061	Russian Federation	KODAK (CYRILLIC)	1, 9, 10, 16, 40,	97709924	7/7/1997	171721	2/5/1999	Registered
			42
135361	Iran	KODAK (FARSI)	1, 2, 3, 6, 7, 8,	7408322	3/7/1956	15322	3/7/1956	Registered
			9, 16, 20, 26,
			27, 28
153305	Iran	KODAK (FARSI)	1, 2, 3, 6, 7, 8,			15322		Registered
			9, 16, 20, 26,
			27, 28
143707	Thailand	KODAK (IN THAI)	16	229994		Kor6937	7/27/1982	Registered
143704	Thailand	KODAK (IN THAI)	9	229986		Kor816	7/27/1982	Registered
143700	Thailand	KODAK (IN THAI)	1	229989		Kor819	7/27/1982	Registered
152522	Japan	KODAK (JAPANESE)	1, 9	700541/95	1/11/1995	178904	3/17/1926	Registered
152534	Japan	KODAK (JAPANESE)	1	700544/95	1/11/1995	178942	3/17/1926	Registered
152530	Japan	KODAK (JAPANESE)	1	700543/95	1/11/1995	178941	3/17/1926	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 101

152525	Japan	KODAK (JAPANESE)	1	700542/95	1/11/1995	178940	3/17/1926	Registered
157948	Japan	KODAK (JAPANESE)	9	122507/1991	11/26/1991	2685974	7/29/1994	Registered
132155	South Korea	KODAK (KOREAN)	40	7976/95	8/17/1995	37326	7/18/1997	Registered
132151	South Korea	KODAK (KOREAN)	16	31821/95	8/17/1995	359693	4/12/1997	Registered
132145	South Korea	KODAK (KOREAN)	1, 9	31820/95	8/17/1995	375783	9/25/1997	Registered
163126	South Korea	KODAK (KOREAN)	14	28307/95	7/22/1995	367177	6/30/1997	Registered
176223	China (People’s Republic Of)	KODAK ACHIEVE	7	9160547	3/1/2011	9160547	3/7/2012	Registered
148627	Hong Kong	KODAK APPROVAL	1	7966/90	9/28/1990	6811/94	11/4/1994	Registered
148638	Hong Kong	KODAK APPROVAL	16	7963/90	9/28/1990	2612/93	6/28/1993	Registered
148634	Hong Kong	KODAK APPROVAL	9	7964/90	9/28/1990	3176/93	8/2/1993	Registered
148630	Hong Kong	KODAK APPROVAL	2	7965/90	9/28/1990	3698/94	6/23/1994	Registered
148737	Japan	KODAK APPROVAL	1, 9	101601/1990	9/6/1990	2498030	1/29/1993	Registered
148763	Malaysia	KODAK APPROVAL	1			90/06021	9/12/1997	Registered
148774	Malaysia	KODAK APPROVAL	16	6019/90	9/12/1990	6019/90	7/22/1994	Registered
148770	Malaysia	KODAK APPROVAL	9	90/06022	9/12/1990	90/06022	9/12/1990	Registered
148766	Malaysia	KODAK APPROVAL	2			90/06020	9/12/1997	Registered
148758	Mexico	KODAK APPROVAL	16, 28			386243	8/31/1995	Registered
148746	Mexico	KODAK APPROVAL	1			386423	11/11/1990	Registered
175628	United States	KODAK CHALLENGE	41	77630582	12/10/2008	3735119	1/5/2010	Registered
		LOGO
168837	China (People’s Republic Of)	KODAK CINEMA WORLD	41	2001179147	9/24/2001	1983769	4/7/2003	Registered
168838	China (People’s Republic Of)	KODAK CINEMA WORLD	41	2001189199	10/12/2001	1985460	4/7/2003	Registered
		(CHINESE)
175718	Mexico	KODAK COLOR PLUS &	1	965667	10/3/2008	1103606	6/4/2009	Registered
		Design II
169586	Russian Federation	KODAK COLORPLUS	1	99707933	5/27/1999	201609	4/24/2001	Registered
		(CYRILLIC)
157472	Japan	KODAK CONTRACT	16	105177/1991	10/9/1991	2690597	7/29/1994	Registered
157463	Japan	KODAK CONTRACT	1, 2, 16	105176/91	10/9/1991	2696276	9/30/1994	Registered
157453	Japan	KODAK CONTRACT	1, 9	105175/91	10/9/1991	2667966	5/31/1994	Registered
157298	Japan	KODAK CONTRACT	1	105174/91	10/9/1991	2616864	1/31/1994	Registered
139290	Myanmar	KODAK CORP. SYMBOL	1, 2, 9, 16, 22,			3659/1993	11/29/1993	Registered
		(NEW)—B&W	23, 35, 36, 40,
			42
148530	Denmark	KODAK	1, 2, 5, 7, 9, 11,	1971/4562	11/25/1971	1975/2096	5/16/1975	Registered
		CORP.SYMBOL-B&W	16, 17, 22, 23,
			34, 37, 40, 42
158817	Dominican Republic	KODAK	11			71047	4/15/1994	Registered
		CORP.SYMBOL-B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 102

158761	Dominican Republic	KODAK	16	2012/4715	1/23/2012	53154	4/14/1992	Registered
		CORP.SYMBOL-B&W
147397	Estonia	KODAK	1, 9, 16, 25, 28,	9088	10/27/1993	18921	3/29/1996	Registered
		CORP.SYMBOL-B&W	35, 40, 42
148538	Finland	KODAK	1, 5, 7, 9, 11,	T197105922	11/22/1971	65721	12/7/1976	Registered
		CORP.SYMBOL-B&W	16, 40, 42
141641	Georgia	KODAK	1, 9, 16, 25, 28,	416/03	3/30/1994	8557	3/5/1998	Registered
		CORP.SYMBOL-B&W	35, 40, 42
148525	Germany	KODAK	35, 37, 40, 41,	E20616/40 Wz	4/2/1979	1013237	1/26/1981	Registered
		CORP.SYMBOL-B&W	42
148624	Greece	KODAK	1, 9, 16	49129	9/26/1972	49129	9/26/1972	Registered
		CORP.SYMBOL-B&W
148631	Hong Kong	KODAK	1, 9, 16	410/72		19721418AA	3/30/1972	Registered
		CORP.SYMBOL-B&W
148912	India	KODAK	16		12/29/1971	277315	8/10/1973	Registered
		CORP.SYMBOL-B&W
148906	India	KODAK	9		12/29/1971	277313	8/3/1974	Registered
		CORP.SYMBOL-B&W
148901	India	KODAK	7		12/29/1971	277320	6/21/1973	Registered
		CORP.SYMBOL-B&W
148897	India	KODAK	5		12/29/1971	277312	6/7/1974	Registered
		CORP.SYMBOL-B&W
148893	India	KODAK	2		12/29/1992	277311	6/7/1973	Registered
		CORP.SYMBOL-B&W
148890	India	KODAK	1		12/29/1971	277310	1/29/1975	Registered
		CORP.SYMBOL-B&W
148873	Israel	KODAK	1		7/27/1972	35920	11/5/1973	Registered
		CORP.SYMBOL-B&W
148881	Israel	KODAK	16		7/27/1972	35922	11/5/1973	Registered
		CORP.SYMBOL-B&W
148885	Israel	KODAK	40		7/27/1972	35923	12/4/1973	Registered
		CORP.SYMBOL-B&W
148878	Israel	KODAK	9		7/27/1972	35921	11/5/1973	Registered
		CORP.SYMBOL-B&W
147452	Japan	KODAK	41	281711/1992	9/30/1992	3118370	1/31/1996	Registered
		CORP.SYMBOL-B&W
148932	Japan	KODAK	14	732912/93	10/5/1993	1055290	2/12/1974	Registered
		CORP.SYMBOL-B&W
148945	Japan	KODAK	9, 16	721837/1995	6/28/1995	1163193	10/9/1975	Registered
		CORP.SYMBOL-B&W
148935	Japan	KODAK	34	732914/93	10/5/1993	1057698	3/1/1974	Registered
		CORP.SYMBOL-B&W
148938	Japan	KODAK	1, 9, 10	734271/95	10/16/1995	1187598	3/4/1976	Registered
		CORP.SYMBOL-B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 103

164214	Japan	KODAK	40	281710/1992	9/30/1992	3216189	10/31/1996	Registered
		CORP.SYMBOL-B&W
164204	Japan	KODAK	38	281708/1992	9/30/1992	3118369	1/31/1996	Registered
		CORP.SYMBOL-B&W
164193	Japan	KODAK	35	281707/1992	9/30/1992	3021378	1/31/1995	Registered
		CORP.SYMBOL-B&W
164227	Japan	KODAK	42	281712/1992	9/30/1992	3201128	9/30/1996	Registered
		CORP.SYMBOL-B&W
146884	Latvia	KODAK	25, 28, 35, 40,	M-93-8135	9/21/1993	M35706	2/20/1997	Registered
		CORP.SYMBOL-B&W	42
148960	Lebanon	KODAK	1, 3, 4, 5, 7, 8,			91895	10/23/1972	Registered
		CORP.SYMBOL-B&W	9, 10, 11, 16,
			17, 21, 22, 23,
			24, 25, 26, 27,
			34
147892	Lithuania	KODAK	1, 9, 16, 25, 28,	13099	10/13/1993	24297	2/18/1997	Registered
		CORP.SYMBOL-B&W	35, 40, 42
148987	Mexico	KODAK	40			179718	10/16/1973	Registered
		CORP.SYMBOL-B&W
148979	Mexico	KODAK	1, 9			170634	2/25/1972	Registered
		CORP.SYMBOL-B&W
148971	Mexico	KODAK	16			169628	1/5/1972	Registered
		CORP.SYMBOL-B&W
149039	Panama	KODAK	1			32178	1/23/1973	Registered
		CORP.SYMBOL-B&W
141450	Russian Federation	KODAK	1, 9, 16, 25, 28,	93047617	10/19/1993	139357	2/28/1996	Registered
		CORP.SYMBOL-B&W	35, 40, 42
149200	South Africa	KODAK	2	71/5079	11/10/1971	71/5079	11/10/1971	Registered
		CORP.SYMBOL-B&W
149196	South Africa	KODAK	1	71/5078	11/10/1971	71/5078	11/10/1971	Registered
		CORP.SYMBOL-B&W
149211	South Africa	KODAK	9	71/5082	11/10/1971	71/5082	11/10/1971	Registered
		CORP.SYMBOL-B&W
149207	South Africa	KODAK	7	71/5081	11/10/1971	71/5081	11/10/1971	Registered
		CORP.SYMBOL-B&W
149219	South Africa	KODAK	16	71/5084	11/10/1971	71/5084	11/10/1971	Registered
		CORP.SYMBOL-B&W
148957	South Korea	KODAK	16	92-730	6/10/1972	40-27616	9/11/1972	Registered
		CORP.SYMBOL-B&W
148955	South Korea	KODAK	1, 9	92-295	2/29/1992	40-27394	8/14/1972	Registered
		CORP.SYMBOL-B&W
138089	South Korea	KODAK	1	92-30657	10/31/1992	40-274042	9/10/1993	Registered
		CORP.SYMBOL-B&W

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 104

149098	Sweden	KODAK	1, 2, 5, 7, 9, 11,			140102	7/21/1972	Registered
		CORP.SYMBOL-B&W	16, 17, 22, 23,
			34, 37, 40, 42
149128	Taiwan	KODAK	66			60600	11/1/1972	Registered
		CORP.SYMBOL-B&W
149120	Taiwan	KODAK	66			60598	11/1/1972	Registered
		CORP.SYMBOL-B&W
149112	Taiwan	KODAK	19			60424	11/1/1972	Registered
		CORP.SYMBOL-B&W
138708	Taiwan	KODAK	9	84020237	4/28/1995	748994	2/16/1997	Registered
		CORP.SYMBOL-B&W
149101	Thailand	KODAK	16	229991		Kor4016	8/7/1972	Registered
		CORP.SYMBOL-B&W
149105	Thailand	KODAK	9	229987		Kor817	8/7/1972	Registered
		CORP.SYMBOL-B&W
149182	Venezuela	KODAK	16	11934	10/1/1985	131112	9/22/1987	Registered
		CORP.SYMBOL-B&W
149169	Venezuela	KODAK	16			71887-F	1/10/1973	Registered
		CORP.SYMBOL-B&W
149166	Venezuela	KODAK	1			71886-F	1/10/1973	Registered
		CORP.SYMBOL-B&W
149162	Venezuela	KODAK	9			71885-F	1/10/1973	Registered
		CORP.SYMBOL-B&W
149177	Venezuela	KODAK	7, 9	11933	10/1/1985	131111	9/22/1987	Registered
		CORP.SYMBOL-B&W
146458	Peru	KODAK	9			50712	12/30/1993	Registered
		CORP.SYMBOL-B&Y
169531	Angola	KODAK	9	4092/94	12/1/1994	4092/94	8/10/1999	Registered
		CORP.SYMBOL-Y&R
169532	Angola	KODAK	16	4093/94	12/1/1994	4093/94	8/10/1999	Registered
		CORP.SYMBOL-Y&R
169530	Angola	KODAK	1	4091/94	12/1/1994	4091/94	8/10/1999	Registered
		CORP.SYMBOL-Y&R
169533	Angola	KODAK	40	4094/94	12/1/1994	4094/94	4/24/2000	Registered
		CORP.SYMBOL-Y&R
155824	Chile	KODAK	1, 9, 16	686390	5/9/2005	731907	8/25/2005	Registered
		CORP.SYMBOL-Y&R
166926	China (People’s Republic Of)	KODAK	1	98004171	5/30/1998	383891	5/30/1998	Registered
		CORP.SYMBOL-Y&R
155826	China (People’s Republic Of)	KODAK	9	970006938	11/26/1997	314885	5/30/1988	Registered
		CORP.SYMBOL-Y&R
155856	Denmark	KODAK	1, 2, 5, 7, 9, 11,	1971/4563	11/25/1971	1975/2097	5/16/1975	Registered
		CORP.SYMBOL-Y&R	16, 17, 22, 23,
			34, 37, 40, 42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 105

159526	Dominican Republic	KODAK	9	2012/4727	1/23/2012	53459	5/15/1992	Registered
		CORP.SYMBOL-Y&R
159520	Dominican Republic	KODAK	16	2012/4728	1/23/2012	53665	6/15/1992	Registered
		CORP.SYMBOL-Y&R
159516	Dominican Republic	KODAK	63		3/23/1992	53458	5/15/1992	Registered
		CORP.SYMBOL-Y&R
147909	Estonia	KODAK	1	9327	11/4/1993	18170	1/11/1996	Registered
		CORP.SYMBOL-Y&R
155868	Finland	KODAK	1, 2, 5, 7, 9, 11,	T197106158	12/8/1971	65722	12/7/1976	Registered
		CORP.SYMBOL-Y&R	16, 40, 42
134549	Georgia	KODAK	1	423/03	3/30/1994	M12966	11/9/1999	Registered
		CORP.SYMBOL-Y&R
155850	Germany	KODAK	35, 37, 40, 41,	20615/40	4/2/1979	1013236	1/26/1981	Registered
		CORP.SYMBOL-Y&R	42
155940	Hong Kong	KODAK	9, 16	410/72		19721420AA	3/30/1972	Registered
		CORP.SYMBOL-Y&R
164173	Japan	KODAK	42	281718/1992	9/30/1992	3201129	9/30/1996	Registered
		CORP.SYMBOL-Y&R
164168	Japan	KODAK	41	281717/1992	9/30/1992	3118372	1/31/1996	Registered
		CORP.SYMBOL-Y&R
164164	Japan	KODAK	40	281716/1992	9/30/1992	3216190	10/31/1996	Registered
		CORP.SYMBOL-Y&R
164154	Japan	KODAK	38	281714/1992	9/30/1992	3118371	1/31/1996	Registered
		CORP.SYMBOL-Y&R
164147	Japan	KODAK	35	281713/1992	9/30/1992	3021379	1/31/1995	Registered
		CORP.SYMBOL-Y&R
156259	Japan	KODAK	9, 16, 20	704694/1995	2/20/1995	1125903	6/9/1975	Registered
		CORP.SYMBOL-Y&R
156250	Japan	KODAK	1, 9			1306519	10/20/1997	Registered
		CORP.SYMBOL-Y&R
156243	Japan	KODAK	34	732913/93	10/5/1993	1057697	3/1/1974	Registered
		CORP.SYMBOL-Y&R
156238	Japan	KODAK	14			1055289	2/12/1974	Registered
		CORP.SYMBOL-Y&R
156271	Kenya	KODAK	16	32764	2/4/1985	32764	2/4/1985	Registered
		CORP.SYMBOL-Y&R
156266	Kenya	KODAK	9	32763	2/4/1985	32763	2/4/1985	Registered
		CORP.SYMBOL-Y&R
141646	Latvia	KODAK	1	M-93-8136	9/21/1993	33310	6/20/1996	Registered
		CORP.SYMBOL-Y&R
147896	Lithuania	KODAK	1	13091	10/13/1993	24304	2/18/1997	Registered
		CORP.SYMBOL-Y&R
142762	Mexico	KODAK	40			187961	3/6/1975	Registered
		CORP.SYMBOL-Y&R

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 106

165755	Mexico	KODAK	16			172439	12/17/2001	Registered
		CORP.SYMBOL-Y&R
156388	Mexico	KODAK	9			173019	8/10/1972	Registered
		CORP.SYMBOL-Y&R
156372	Mexico	KODAK	1, 2, 3, 4, 17, 29			171624	6/7/1972	Registered
		CORP.SYMBOL-Y&R
143248	Nigeria	KODAK	9	42674	9/27/1982	42674	9/27/1982	Registered
		CORP.SYMBOL-Y&R
156457	Panama	KODAK	1, 6			17501	3/9/1973	Registered
		CORP.SYMBOL-Y&R
156497	Peru	KODAK	16			50711	12/30/1993	Registered
		CORP.SYMBOL-Y&R
156493	Peru	KODAK	9			50710	12/30/1993	Registered
		CORP.SYMBOL-Y&R
140394	Russian Federation	KODAK	1	93047628	10/19/1993	138654	2/28/1996	Registered
		CORP.SYMBOL-Y&R
156636	South Africa	KODAK	16	71/5095	11/10/1971	71/5095	11/10/1971	Registered
		CORP.SYMBOL-Y&R
156624	South Africa	KODAK	9	71/5093	11/10/1971	71/5093	11/10/1971	Registered
		CORP.SYMBOL-Y&R
156619	South Africa	KODAK	7	71/5092	11/10/1971	71/5092	11/10/1971	Registered
		CORP.SYMBOL-Y&R
156610	South Africa	KODAK	2	71/5090	11/10/1971	71/5090	11/10/1971	Registered
		CORP.SYMBOL-Y&R
156604	South Africa	KODAK	1	71/5089	11/10/1971	71/5089	11/10/1971	Registered
		CORP.SYMBOL-Y&R
156551	Sweden	KODAK	1, 2, 5, 7, 9, 11,	82-0220	1/15/1982	140103	7/21/1972	Registered
		CORP.SYMBOL-Y&R	16, 17, 22, 23,
			34, 37, 40, 42
151312	Taiwan	KODAK	72			439335	4/16/1989	Registered
		CORP.SYMBOL-Y&R
163005	Taiwan	KODAK	8			18546	9/16/1985	Registered
		CORP.SYMBOL-Y&R
156566	Taiwan	KODAK	80			288790	7/1/1985	Registered
		CORP.SYMBOL-Y&R
156563	Taiwan	KODAK	78			290648	7/16/1985	Registered
		CORP.SYMBOL-Y&R
156555	Tunisia	KODAK	1, 5, 7, 9, 10,	EE.89.0146	2/21/1989	EE040341	2/21/1989	Registered
		CORP.SYMBOL-Y&R	11, 16, 17, 22,
			24, 28, 34, 40
155650	United States	KODAK	16	72-411758	1/4/1972	969666	10/2/1993	Registered
		CORP.SYMBOL-Y&R
155637	United States	KODAK	1	392581	5/20/1971	928096	2/1/1972	Registered
		CORP.SYMBOL-Y&R

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 107

156576	Venezuela	KODAK	16	11941	10/1/1985	131118	9/22/1987	Registered
		CORP.SYMBOL-Y&R
156591	Venezuela	KODAK	16	11942	10/1/1985	131119	9/22/1987	Registered
		CORP.SYMBOL-Y&R
156570	Venezuela	KODAK	9	11940	10/1/1985	131117	9/22/1987	Registered
		CORP.SYMBOL-Y&R
171257	Malaysia	KODAK DIGITAL	42	2004/14124	9/20/2004	2004/14124	9/20/2004	Registered
		SERVICES LOGO
138227	United Kingdom	KODAK DIRECT IMAGE	1, 2, 9	2109372	9/7/1996	2109372	9/7/1996	Registered
168012	Germany	KODAK DURALIFE PAPER	1	39946652.5/01	8/4/1999	39946652	11/11/1999	Registered
		LOGO
173834	China (People’s Republic Of)	KODAK EASYSHARE	38	5447383	6/28/2006	5447383	11/7/2009	Registered
		GALLERY
174045	China (People’s Republic Of)	KODAK EASYSHARE	40	5479752	7/14/2006	5479752	4/28/2010	Registered
		GALLERY
175230	China (People’s Republic Of)	KODAK EASYSHARE	41	5447384	6/28/2006	5447384	9/21/2009	Registered
		GALLERY
139976	Denmark	KODAK ELITE	1	1993/00553	1/26/1993	1993/06529	9/17/1993	Registered
139982	Finland	KODAK ELITE	1	649/93	2/16/1993	131437	3/21/1994	Registered
139987	Norway	KODAK ELITE	1	930722	2/15/1993	169175	8/17/1995	Registered
162899	Poland	KODAK ELITE	1	Z-134 750	6/16/1994	92694	6/16/1994	Registered
150162	Sweden	KODAK ELITE	1	93-599	1/25/1993	257226	4/15/1994	Registered
154449	Taiwan	KODAK ELITE	1	83003103	1/22/1994	669635	2/1/1995	Registered
171281	Tunisia	KODAK ELITE	1	EE050123		EE050123	1/18/2005	Registered
171914	Russian Federation	KODAK ENDURA	1	2005709197	4/20/2005	311716	8/7/2006	Registered
135329	Argentina	KODAK EXPRESS	42	2897031	2/25/2009	1723659	3/2/1999	Registered
135324	Argentina	KODAK EXPRESS	40	2897030	2/25/2009	1723658	3/2/1999	Registered
135314	Argentina	KODAK EXPRESS	1	2897029	2/25/2009	1723657	3/2/1999	Registered
168929	Argentina	KODAK EXPRESS	9	1636342	6/30/1992	1885702	9/17/2002	Registered
175847	China (People’s Republic Of)	KODAK EXPRESS	35	7704643	9/17/2009	7704643	2/21/2011	Registered
175848	China (People’s Republic Of)	KODAK EXPRESS	40	7704642	9/17/2009	7704642	1/21/2011	Registered
175383	Dominica	KODAK EXPRESS	46	2/00086343	11/15/1997	86343	11/15/1997	Registered
175382	Dominica	KODAK EXPRESS	46	2/00086344	11/15/1997	86344	11/15/1997	Registered
135359	Iceland	KODAK EXPRESS	1, 9, 16, 40	886/1991	9/26/1991	183/1992	2/20/1992	Registered
167463	Peru	KODAK EXPRESS	9	221963	11/25/1993	3253	11/25/1993	Registered
167464	Peru	KODAK EXPRESS	1	224716	7/20/1993	78279	12/16/1993	Registered
169869	Peru	KODAK EXPRESS	16	221964	11/25/1993	3254	11/25/1993	Registered
139129	Thailand	KODAK EXPRESS	40	321922	11/13/1996	Bor6156	11/13/1996	Registered
159380	Thailand	KODAK EXPRESS	1	341589	8/18/1997	Kor64261	10/20/1997	Registered
159374	Thailand	KODAK EXPRESS	16	341591	8/18/1997	Kor64280	10/20/1997	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 108

159371	Thailand	KODAK EXPRESS	9	341590	8/18/1997	Kor64255	10/21/1997	Registered
145948	Chile	KODAK EXPRESS &	40	775979		799873	7/25/2007	Registered
		D:HORIZONTAL STRIPES
167154	Chile	KODAK EXPRESS &	9	775975		800447	7/24/1997	Registered
		D:HORIZONTAL STRIPES
145951	Denmark	KODAK EXPRESS (LEFT) &	1, 9, 16, 35, 40	1218/87	2/26/1987	928/89	3/3/1989	Registered
		D:DIAGONAL STRIPES
145968	Greece	KODAK EXPRESS (LEFT) &	1, 9, 16	85142	3/20/1987	85142	3/20/1997	Registered
		D:DIAGONAL STRIPES
145964	Greece	KODAK EXPRESS (LEFT) &	1, 9, 16	86729	9/14/1987	86729	9/14/1997	Registered
		D:DIAGONAL STRIPES
146083	Iceland	KODAK EXPRESS (LEFT) &	1, 9, 16, 40	877/1991	9/26/1991	59/1992	1/23/1992	Registered
		D:DIAGONAL STRIPES
146086	Norway	KODAK EXPRESS (LEFT) &	1, 9, 16, 35, 40	2551/87	6/23/1987	139607	12/14/1989	Registered
		D:DIAGONAL STRIPES
176278	China (People’s Republic Of)	KODAK EXPRESS DIGITAL	40	10286888	12/9/2011			Pending Application
		SOLUTIONS LOGO (NEW)
157968	South Africa	KODAK EXPRESS FOTO &	42	86/4039	6/18/1986	86/4039	6/18/1986	Registered
		D:DIAGONAL STRIPES
157963	South Africa	KODAK EXPRESS FOTO &	40	86/4038	6/18/1986	86/4038	6/18/1986	Registered
		D:DIAGONAL STRIPES
157958	South Africa	KODAK EXPRESS FOTO &	9	86/4037	6/18/1986	86/4037	6/18/1986	Registered
		D:DIAGONAL STRIPES
157953	South Africa	KODAK EXPRESS FOTO &	1	86/4036	6/18/1986	86/4036	6/18/1986	Registered
		D:DIAGONAL STRIPES
157715	Antigua And Barbuda	KODAK EXPRESS LOGO	1, 8, 39		2/24/1992	3322	2/24/1992	Registered
144590	Argentina	KODAK EXPRESS LOGO	1	2897036	2/25/2009	1723682	3/2/1999	Registered
144598	Argentina	KODAK EXPRESS LOGO	40	2897038	2/25/2009	1723685	3/2/1999	Registered
144601	Argentina	KODAK EXPRESS LOGO	42	2897039	2/25/2009	2398549	10/4/2010	Registered
144594	Argentina	KODAK EXPRESS LOGO	9	2897037	2/25/2009	1723683	3/2/1999	Registered
144633	Argentina	KODAK EXPRESS LOGO	42	2897035	2/25/2009	1723690	3/2/1999	Registered
144629	Argentina	KODAK EXPRESS LOGO	40	2897034	2/25/2009	1723689	3/2/1999	Registered
144625	Argentina	KODAK EXPRESS LOGO	9	2897033	2/25/2009	2388491	8/23/2010	Registered
144621	Argentina	KODAK EXPRESS LOGO	1	2897032	2/25/2009	1723687	3/2/1999	Registered
160295	Argentina	KODAK EXPRESS LOGO	16	2527456	7/13/2004	2012165	2/21/2005	Registered
176317	Aruba	KODAK EXPRESS LOGO	1, 9, 16, 42	IM-20120306.12	3/6/2012	30104	4/16/2012	Registered
157701	Bahamas	KODAK EXPRESS LOGO	1	14891	11/15/1991	14891	11/15/1991	Registered
157711	Bahamas	KODAK EXPRESS LOGO	39	14893	11/15/1991	14893	11/15/1991	Registered
157705	Bahamas	KODAK EXPRESS LOGO	8	14892	11/15/1991	14892	11/15/1991	Registered
144651	Bahrain	KODAK EXPRESS LOGO	42	663/91	10/30/1991	908	10/30/1991	Registered
144647	Bahrain	KODAK EXPRESS LOGO	16	665/91	10/30/1991	14510	10/30/1991	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 109

144643	Bahrain	KODAK EXPRESS LOGO	9	666/91	10/30/1991	14511	10/30/1991	Registered
144639	Bahrain	KODAK EXPRESS LOGO	1	664/91	10/30/1991	14509	10/30/1991	Registered
168964	Bangladesh	KODAK EXPRESS LOGO	16	73995	2/7/2002			Pending Application
168963	Bangladesh	KODAK EXPRESS LOGO	9	73994	2/7/2002	73994	2/7/2002	Registered
168962	Bangladesh	KODAK EXPRESS LOGO	1	73993	2/7/2002	73993	2/7/2002	Registered
156872	Barbados	KODAK EXPRESS LOGO	42		12/16/1991	81/6289	1/23/1998	Registered
156887	Barbados	KODAK EXPRESS LOGO	1		12/16/1991	81/6286	1/23/1998	Registered
156879	Barbados	KODAK EXPRESS LOGO	16		12/16/1991	81/6288	1/23/1998	Registered
158892	Bermuda	KODAK EXPRESS LOGO	16	21647	2/24/1992	21647	2/24/1992	Registered
158888	Bermuda	KODAK EXPRESS LOGO	9	21649	2/24/1992	21649	2/24/1992	Registered
158882	Bermuda	KODAK EXPRESS LOGO	1	21648	2/24/1992	21648	2/24/1992	Registered
168257	Bolivia	KODAK EXPRESS LOGO	42	SM-2710	6/23/2000	87953-C	8/21/2002	Registered
168256	Bolivia	KODAK EXPRESS LOGO	16	SM-2709	6/23/2000	87954-C	8/21/2002	Registered
168255	Bolivia	KODAK EXPRESS LOGO	9	SM-2708	6/23/2000	87991-C	8/21/2002	Registered
168254	Bolivia	KODAK EXPRESS LOGO	1	SM-2707	6/23/2000	87992-C	8/21/2002	Registered
139142	Cambodia (Kampuchea)	KODAK EXPRESS LOGO	42	2821	4/19/1993	2819	4/23/1993	Registered
139136	Cambodia (Kampuchea)	KODAK EXPRESS LOGO	16	2820	4/19/1993	2818	4/23/1993	Registered
139126	Cambodia (Kampuchea)	KODAK EXPRESS LOGO	1	2818	4/19/1993	2816	4/23/1993	Registered
143442	China (People’s Republic Of)	KODAK EXPRESS LOGO	42	93094217	9/30/1993	775878	1/14/1995	Registered
143438	China (People’s Republic Of)	KODAK EXPRESS LOGO	16	93071940	8/21/1993	735359	3/14/1995	Registered
143433	China (People’s Republic Of)	KODAK EXPRESS LOGO	9	93071939	8/21/1993	994084	4/28/1997	Registered
143430	China (People’s Republic Of)	KODAK EXPRESS LOGO	1	93071938	8/21/1993	731756	2/28/1995	Registered
145123	Colombia	KODAK EXPRESS LOGO	42	92/284854	11/5/1987	203796	8/27/1997	Registered
167151	Colombia	KODAK EXPRESS LOGO	42	92/284852		203795	8/27/1997	Registered
169872	Colombia	KODAK EXPRESS LOGO	40	92/284850	4/22/1988	143994	8/30/1993	Registered
169871	Colombia	KODAK EXPRESS LOGO	40	92/284851	4/22/1988	143996	8/30/1993	Registered
158688	Costa Rica	KODAK EXPRESS LOGO	1		6/3/1992	81463	11/20/1992	Registered
158704	Costa Rica	KODAK EXPRESS LOGO	42		6/3/1992	81466	11/20/1992	Registered
158698	Costa Rica	KODAK EXPRESS LOGO	16		6/3/1992	81465	11/20/1992	Registered
158693	Costa Rica	KODAK EXPRESS LOGO	9		6/3/1992	81464	11/20/1992	Registered
144656	Cyprus	KODAK EXPRESS LOGO	42	34980	8/27/1991	34980	8/27/1991	Registered
144667	Cyprus	KODAK EXPRESS LOGO	16			30910	5/11/1996	Registered
144660	Cyprus	KODAK EXPRESS LOGO	1			30908	5/11/1996	Registered
144664	Cyprus	KODAK EXPRESS LOGO	9			30909	5/11/1996	Registered
157694	Dominica	KODAK EXPRESS LOGO	1, 8, 39	2/92	1/31/1992	2/92	1/31/1992	Registered
157630	Dominican Republic	KODAK EXPRESS LOGO	66		12/19/1991	71257		Registered
157625	Dominican Republic	KODAK EXPRESS LOGO	16		12/19/1991	52731	2/12/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 110

157620	Dominican Republic	KODAK EXPRESS LOGO	1		12/19/1991	52463	2/12/1992	Registered
157615	Dominican Republic	KODAK EXPRESS LOGO	16		12/19/1991	52708	2/12/1992	Registered
158664	Ecuador	KODAK EXPRESS LOGO	42	31073	3/27/1992	117/93	3/16/1993	Registered
158659	Ecuador	KODAK EXPRESS LOGO	16	31072	3/27/1992	560/93	3/16/1993	Registered
158654	Ecuador	KODAK EXPRESS LOGO	9	31071	3/27/1992	559/93	3/16/1993	Registered
158649	Ecuador	KODAK EXPRESS LOGO	1	31070	3/27/1992	558/93	3/16/1993	Registered
158645	El Salvador	KODAK EXPRESS LOGO	1	1237/92	3/31/1992	138BOOK20	11/15/1993	Registered
159400	El Salvador	KODAK EXPRESS LOGO	42	1235/92	3/31/1992	164BOOK20	11/15/1993	Registered
159396	El Salvador	KODAK EXPRESS LOGO	16	1236/92	3/31/1992	136BOOK20	11/9/1993	Registered
159390	El Salvador	KODAK EXPRESS LOGO	9	1234/92	3/31/1992	161BOOK20	11/15/1993	Registered
157803	Ghana	KODAK EXPRESS LOGO	16	29386	3/27/1992			Pending Application
157799	Ghana	KODAK EXPRESS LOGO	9	28915	3/27/1992	28915	3/27/1992	Registered
157794	Ghana	KODAK EXPRESS LOGO	1	28916	3/27/1992	28916	3/27/1992	Registered
157985	Guatemala	KODAK EXPRESS LOGO	42	673/92	2/5/1992	70011	11/22/1993	Registered
157980	Guatemala	KODAK EXPRESS LOGO	16	674/92	2/5/1992	70262	1/18/1994	Registered
157976	Guatemala	KODAK EXPRESS LOGO	9	672/92	2/5/1992	70122	2/1/1994	Registered
157971	Guatemala	KODAK EXPRESS LOGO	1	671/92	2/5/1992	70123	2/1/1994	Registered
157322	Honduras	KODAK EXPRESS LOGO	1			55845	8/7/1992	Registered
157332	Honduras	KODAK EXPRESS LOGO	16			55854	8/7/1992	Registered
157337	Honduras	KODAK EXPRESS LOGO	42			1284	8/7/1992	Registered
150799	Hong Kong	KODAK EXPRESS LOGO	42	7578/94	7/6/1994	4096/1996	7/6/1994	Registered
150795	Hong Kong	KODAK EXPRESS LOGO	16	7581/94	7/6/1994	8525/1998	7/6/1994	Registered
150791	Hong Kong	KODAK EXPRESS LOGO	9	7580/94	7/6/1994	4745/97	7/6/1994	Registered
150786	Hong Kong	KODAK EXPRESS LOGO	1	7579/94	7/6/1994	7847/97	7/6/1994	Registered
163601	India	KODAK EXPRESS LOGO	9	522964	1/17/1990	522964	1/17/1990	Registered
163611	India	KODAK EXPRESS LOGO	16	522966	1/17/1990	522966	1/17/1990	Registered
163606	India	KODAK EXPRESS LOGO	1	522965	1/17/1990	522965	1/17/1990	Registered
148464	Indonesia	KODAK EXPRESS LOGO	42	V00.2003.4108.	5/9/2003	IDM000003638	4/13/2004	Registered
				4113
148460	Indonesia	KODAK EXPRESS LOGO	16	R00.2003.4109.	5/9/2003	IDM000003639	4/13/2004	Registered
				4114
148456	Indonesia	KODAK EXPRESS LOGO	9	5518	4/5/1994	IDM000013517	6/20/1995	Registered
148452	Indonesia	KODAK EXPRESS LOGO	1	5520	4/5/1994	IDM000013516	6/28/1995	Registered
157749	Iran	KODAK EXPRESS LOGO	1, 9, 16, 42	110326	1/12/1993	72191	2/9/1994	Registered
168844	Israel	KODAK EXPRESS LOGO	35	152564	10/11/2001	152564	11/4/2002	Registered
168775	Israel	KODAK EXPRESS LOGO	40	150415	7/2/2001	150415	8/4/2002	Registered
157847	Israel	KODAK EXPRESS LOGO	42	82445	2/19/1992	82445	11/3/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 111

157842	Israel	KODAK EXPRESS LOGO	16	82444	2/19/1992	82444	9/4/1994	Registered
157833	Israel	KODAK EXPRESS LOGO	1	82442	2/19/1992	82442	9/4/1994	Registered
158676	Jamaica	KODAK EXPRESS LOGO	9	9/1377	3/31/1992	26421	3/31/1992	Registered
158670	Jamaica	KODAK EXPRESS LOGO	1	1/879	3/31/1992	25674	3/31/1992	Registered
158681	Jamaica	KODAK EXPRESS LOGO	16	16/1551	3/31/1992	27450	3/31/1992	Registered
138212	Jordan	KODAK EXPRESS LOGO	16	33795	11/22/1993	33795	11/22/1993	Registered
138207	Jordan	KODAK EXPRESS LOGO	9	33794	11/22/1993	33794	11/22/1993	Registered
138202	Jordan	KODAK EXPRESS LOGO	1	33793	11/22/1993	33793	11/22/1993	Registered
136536	Kuwait	KODAK EXPRESS LOGO	16	35389	12/22/1996	43252	12/22/1996	Registered
136526	Kuwait	KODAK EXPRESS LOGO	1	35387	12/22/1996	31704	12/22/1996	Registered
136531	Kuwait	KODAK EXPRESS LOGO	9	35388	12/22/1996	31895	12/22/1996	Registered
139146	Laos	KODAK EXPRESS LOGO	1	2133	6/3/1993	1369	6/4/2003	Registered
170494	Laos	KODAK EXPRESS LOGO	9	2133	6/3/1993	1370	6/4/2003	Registered
170495	Laos	KODAK EXPRESS LOGO	16	2133	6/3/1993	1371	6/4/2003	Registered
170496	Laos	KODAK EXPRESS LOGO	42	2133	6/3/1993	1372	6/4/2003	Registered
138884	Lebanon	KODAK EXPRESS LOGO	1, 9, 16, 42	158/79263	8/5/1993	118258	8/5/1993	Registered
144687	Malaysia	KODAK EXPRESS LOGO	16	91/00301	1/17/1991	91/00301	1/17/1991	Registered
144682	Malaysia	KODAK EXPRESS LOGO	9	91/00302	1/17/1991	91/00302	1/17/1991	Registered
144679	Malaysia	KODAK EXPRESS LOGO	1	91/00303	1/17/1991	91/00303	1/17/1991	Registered
148717	Malta	KODAK EXPRESS LOGO	1	22,236	3/16/1993	22236	3/16/1993	Registered
140068	Malta	KODAK EXPRESS LOGO	16	22,238	3/16/1993	22238	3/16/1993	Registered
140063	Malta	KODAK EXPRESS LOGO	9	22237	3/16/1993	22237	3/16/1993	Registered
167609	Mauritius	KODAK EXPRESS LOGO	1, 9, 16		4/26/1999	A45 106	4/26/1999	Registered
144677	Mexico	KODAK EXPRESS LOGO	9	38979	3/14/1988	351593	8/17/1988	Registered
144670	Mexico	KODAK EXPRESS LOGO	1	38980	3/14/1988	356600	12/9/1988	Registered
148951	Mexico	KODAK EXPRESS LOGO	40	137655	4/10/1992	448667	12/10/1993	Registered
157579	Mexico	KODAK EXPRESS LOGO	42	165053	4/7/1993	475309	9/29/1994	Registered
139162	Myanmar	KODAK EXPRESS LOGO	1, 9, 16, 42			3665/1993	11/25/1993	Registered
168968	Nepal	KODAK EXPRESS LOGO	16			18121/059	8/23/2002	Registered
168969	Nepal	KODAK EXPRESS LOGO	42			18122/059	8/23/2002	Registered
168967	Nepal	KODAK EXPRESS LOGO	9			18120/059	8/23/2002	Registered
168966	Nepal	KODAK EXPRESS LOGO	1			18119/059	8/23/2002	Registered
157961	Nicaragua	KODAK EXPRESS LOGO	16	177/92	1/30/1992	21945 CC	8/26/1992	Registered
157957	Nicaragua	KODAK EXPRESS LOGO	9	178/92	1/30/1992	21931 CC	8/24/1992	Registered
157965	Nicaragua	KODAK EXPRESS LOGO	42	275/92	2/11/1992	22090 CC	9/22/1992	Registered
157687	Nicaragua	KODAK EXPRESS LOGO	1	237/92	2/7/1992	22091 CC	9/22/1992	Registered
168557	Nigeria	KODAK EXPRESS LOGO	16	TP47371/2000	7/12/2000			Pending Application

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 112

168556	Nigeria	KODAK EXPRESS LOGO	1	TP47370/2000	10/24/2000	62543	10/30/2000	Registered
157783	Nigeria	KODAK EXPRESS LOGO	9		6/25/1992	53797	6/25/1992	Registered
157787	Nigeria	KODAK EXPRESS LOGO	16	TP14287/92/3	6/25/1992	57667	6/25/1992	Registered
138173	Oman	KODAK EXPRESS LOGO	1	8650	7/4/1993	8650	3/25/2002	Registered
138188	Oman	KODAK EXPRESS LOGO	42	8653	7/4/1993	8653	3/20/2001	Registered
138183	Oman	KODAK EXPRESS LOGO	16	8652	7/4/1993	8652	3/20/2001	Registered
138178	Oman	KODAK EXPRESS LOGO	9	8651	7/4/1993	8651	3/20/2001	Registered
151087	Panama	KODAK EXPRESS LOGO	42	68459	11/11/1993	68459	6/22/1995	Registered
151084	Panama	KODAK EXPRESS LOGO	16	68460	11/11/1993	68460	6/22/1995	Registered
151079	Panama	KODAK EXPRESS LOGO	9	68461	11/11/1993	68461	6/23/1995	Registered
151060	Panama	KODAK EXPRESS LOGO	1	68458	11/11/1993	68458	6/22/1995	Registered
136569	Paraguay	KODAK EXPRESS LOGO	40	11831	6/13/1996	192993	6/13/1997	Registered
136564	Paraguay	KODAK EXPRESS LOGO	16	11830	6/13/1996	192992	6/13/1997	Registered
136560	Paraguay	KODAK EXPRESS LOGO	9	11829	6/13/1996	192991	6/13/1997	Registered
136555	Paraguay	KODAK EXPRESS LOGO	1	11828	6/13/1996	192990	6/13/1997	Registered
166036	Paraguay	KODAK EXPRESS LOGO	42	25698	12/16/1996	314393	8/7/2008	Registered
166034	Paraguay	KODAK EXPRESS LOGO	38	25696	12/16/1996	320606	4/23/1998	Registered
144712	Peru	KODAK EXPRESS LOGO	40	284295	11/10/1995	6546	12/22/1995	Registered
144708	Peru	KODAK EXPRESS LOGO	42	226357	8/23/1993	6539	1/31/1994	Registered
144739	Qatar	KODAK EXPRESS LOGO	42	9191	10/22/1991	9191	10/22/1991	Registered
144735	Qatar	KODAK EXPRESS LOGO	16	9188	10/22/1991	9188	10/22/1991	Registered
144731	Qatar	KODAK EXPRESS LOGO	9	9187	10/22/1991	9187	10/22/1991	Registered
144726	Qatar	KODAK EXPRESS LOGO	1	9186	10/22/1991	9186	10/22/1991	Registered
157211	Saint-Lucia	KODAK EXPRESS LOGO	1		11/27/1991	202/1991TM	11/27/1991	Registered
157207	Saint-Lucia	KODAK EXPRESS LOGO	9		11/27/1991	203/1991	11/27/1991	Registered
157201	Saint-Lucia	KODAK EXPRESS LOGO	16		11/27/1991	204/1991	11/27/1991	Registered
159948	Saudi Arabia	KODAK EXPRESS LOGO	42	17050	7/4/1992	274/98	2/3/1993	Registered
144753	Singapore	KODAK EXPRESS LOGO	16			T88/04046F	8/2/1995	Registered
144748	Singapore	KODAK EXPRESS LOGO	1			T88/04044Z	8/2/1995	Registered
144745	Singapore	KODAK EXPRESS LOGO	9			T88/04045H	8/2/1995	Registered
144742	Singapore	KODAK EXPRESS LOGO	42	S/1912/91	3/1/1991	T91/01912Z	3/1/1991	Registered
159481	South Africa	KODAK EXPRESS LOGO	42	92/3445	4/24/1992	92/3445	4/24/1992	Registered
159476	South Africa	KODAK EXPRESS LOGO	16	92/3444	4/24/1992	92/3444	4/24/1992	Registered
159473	South Africa	KODAK EXPRESS LOGO	9	92/3443	4/24/1992	92/3443	4/24/1992	Registered
159467	South Africa	KODAK EXPRESS LOGO	1	92/3442	4/24/1992	92/3442	4/24/1992	Registered
167755	South Korea	KODAK EXPRESS LOGO	40	41-1999-8047	6/14/1999	61765	6/8/2000	Registered
167754	South Korea	KODAK EXPRESS LOGO	16	40-1999-20575	6/14/1999	476582	9/5/2000	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 113

167753	South Korea	KODAK EXPRESS LOGO	9	40-1999-20574	6/14/1999	473736	7/19/2000	Registered
167752	South Korea	KODAK EXPRESS LOGO	1	40-1999-20573	6/14/1999	482450	11/29/2000	Registered
136349	Sri Lanka	KODAK EXPRESS LOGO	42	79710	8/13/1996	79710	8/13/1996	Registered
136344	Sri Lanka	KODAK EXPRESS LOGO	16	79711	8/5/1996	79711	8/5/1996	Registered
136340	Sri Lanka	KODAK EXPRESS LOGO	9	79712	8/5/1996	79712	8/16/1996	Registered
136334	Sri Lanka	KODAK EXPRESS LOGO	1	79713	8/5/1996	79713	8/5/1996	Registered
157562	Syria	KODAK EXPRESS LOGO	1, 9, 16, 42		2/27/1992	22807	9/14/1992	Registered
167995	Taiwan	KODAK EXPRESS LOGO	35	88061169	12/7/1999	135673	1/1/2001	Registered
158898	Taiwan	KODAK EXPRESS LOGO	12	81-09024	2/29/1992	67203	11/16/1993	Registered
157669	Taiwan	KODAK EXPRESS LOGO	1			575269	11/16/1992	Registered
157682	Taiwan	KODAK EXPRESS LOGO	9	81003445	1/23/1992	65724	8/1/1993	Registered
157680	Taiwan	KODAK EXPRESS LOGO	73			603222	7/1/1993	Registered
167766	Tanganyika (Tanzania Rep.)	KODAK EXPRESS LOGO	42	957	8/16/1999	957	8/16/1999	Registered
167765	Tanganyika (Tanzania Rep.)	KODAK EXPRESS LOGO	16	27164	8/16/1999	27164	8/16/1999	Registered
167764	Tanganyika (Tanzania Rep.)	KODAK EXPRESS LOGO	9	27163	8/16/1999	27163	8/16/1999	Registered
167763	Tanganyika (Tanzania Rep.)	KODAK EXPRESS LOGO	1	27162	8/16/1999	27162	8/16/1999	Registered
165893	Thailand	KODAK EXPRESS LOGO	42	239653	1/13/1993	Bor1508	1/13/1993	Registered
165888	Thailand	KODAK EXPRESS LOGO	16	239652	1/13/1993	Kor15067	8/15/1994	Registered
165883	Thailand	KODAK EXPRESS LOGO	9	239651	1/13/1993	Kor15111	1/13/1993	Registered
165879	Thailand	KODAK EXPRESS LOGO	1	239650	1/13/1993	Kor20191	1/13/1993	Registered
156904	Trinidad And Tobago	KODAK EXPRESS LOGO	1	20334	12/13/1991	20334	10/3/1994	Registered
156899	Trinidad And Tobago	KODAK EXPRESS LOGO	8	20336	12/13/1991	20336	10/3/1994	Registered
156895	Trinidad And Tobago	KODAK EXPRESS LOGO	39	20335	12/13/1991	20335	10/3/1994	Registered
166917	Turkey	KODAK EXPRESS LOGO	16	1998/5439	5/5/1998	196734	5/5/1998	Registered
144573	United Arab Emirates	KODAK EXPRESS LOGO	42	18953	10/15/1996	10157	5/11/1997	Registered
144762	Venezuela	KODAK EXPRESS LOGO	50	8884-88	5/26/1988	28187	2/8/1992	Registered
167769	Zanzibar (Tanzania Republic)	KODAK EXPRESS LOGO	39	364/99	8/10/1999	391/99	8/10/1999	Registered
167768	Zanzibar (Tanzania Republic)	KODAK EXPRESS LOGO	8	362/99	8/10/1999	389/99	8/10/1999	Registered
167767	Zanzibar (Tanzania Republic)	KODAK EXPRESS LOGO	1	363/99	8/10/1999	390/99	8/10/1999	Registered
143920	Bahrain	KODAK EXPRESS LOGO	42	872/93	7/28/1993	1202	7/28/1993	Registered
		(ARABIC)
143916	Bahrain	KODAK EXPRESS LOGO	16	871/93	7/28/1993	16584	7/28/1993	Registered
		(ARABIC)
143912	Bahrain	KODAK EXPRESS LOGO	9	870/93	7/28/1993	16583	7/28/1993	Registered
		(ARABIC)
143906	Bahrain	KODAK EXPRESS LOGO	1	869/93	7/28/1993	16582	7/28/1993	Registered
		(ARABIC)
143871	Jordan	KODAK EXPRESS LOGO	16	32692	8/10/1993	32692	8/10/1993	Registered
		(ARABIC)

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 114

143868	Jordan	KODAK EXPRESS LOGO	9	32695	8/10/1993	32695	8/10/1993	Registered
		(ARABIC)
143864	Jordan	KODAK EXPRESS LOGO	1	32696	8/10/1993	32696	8/10/1993	Registered
		(ARABIC)
143899	Kuwait	KODAK EXPRESS LOGO	16	30008	12/26/1994	27805	12/26/1994	Registered
		(ARABIC)
143895	Kuwait	KODAK EXPRESS LOGO	9	30007	12/26/1994	27804	12/26/1994	Registered
		(ARABIC)
143892	Kuwait	KODAK EXPRESS LOGO	1	30006	12/26/1994	27801	12/26/1994	Registered
		(ARABIC)
143923	Lebanon	KODAK EXPRESS LOGO	1, 9, 16, 42	170/85248	9/14/1993	118612	9/14/1993	Registered
		(ARABIC)
143860	Saudi Arabia	KODAK EXPRESS LOGO	42	22289	9/13/1993	307/93	5/30/1994	Registered
		(ARABIC)
143881	Syria	KODAK EXPRESS LOGO	9, 16, 40		3/22/1994	26577	11/21/2004	Registered
		(ARABIC)
135764	United Arab Emirates	KODAK EXPRESS LOGO	42	18954	10/15/1996	10156	5/11/1997	Registered
		(ARABIC)
166932	China (People’s Republic Of)	KODAK EXPRESS LOGO	42	9800063868	6/12/1998	1332395	11/7/1999	Registered
		(IN CHINESE)
166931	China (People’s Republic Of)	KODAK EXPRESS LOGO	16	9800063867	6/12/1998	2017616	5/14/2003	Registered
		(IN CHINESE)
166930	China (People’s Republic Of)	KODAK EXPRESS LOGO	9	9800063869	6/12/1998	1353765	1/14/2000	Registered
		(IN CHINESE)
166929	China (People’s Republic Of)	KODAK EXPRESS LOGO	1	9800063870	6/12/1998	1322594	10/14/1999	Registered
		(IN CHINESE)
151356	Hong Kong	KODAK EXPRESS LOGO	16	9472/1994	8/16/1994	6904/1998	8/16/1994	Registered
		(IN CHINESE)
151352	Hong Kong	KODAK EXPRESS LOGO	9	9476/1994	8/16/1994	10225/1997	8/16/1994	Registered
		(IN CHINESE)
151348	Hong Kong	KODAK EXPRESS LOGO	1	9475/1994	8/16/1994	10224/1997	8/16/1994	Registered
		(IN CHINESE)
168024	Taiwan	KODAK EXPRESS LOGO	42	88062395	12/13/1999	149473	9/16/2001	Registered
		(IN CHINESE)
168023	Taiwan	KODAK EXPRESS LOGO	40	88062394	12/13/1999	151542	11/1/2001	Registered
		(IN CHINESE)
168022	Taiwan	KODAK EXPRESS LOGO	35	88062393	12/13/1999	148759	9/16/2001	Registered
		(IN CHINESE)
147913	Estonia	KODAK EXPRESS LOGO	35, 40, 42	9328	11/4/1993	19427	4/26/1996	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
166109	Georgia	KODAK EXPRESS LOGO	40	421/03	3/30/1994	M12964	11/9/1999	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 115

144096	Greece	KODAK EXPRESS LOGO	35, 40, 42	114987	7/8/1993	114987	12/19/1995	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
146896	Latvia	KODAK EXPRESS LOGO	40	M-93-8131	9/21/1993	M35491	12/20/1996	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
147921	Lithuania	KODAK EXPRESS LOGO	40	13090	10/13/1993	24305	2/18/1997	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
130892	Madagascar	KODAK EXPRESS LOGO	1, 9, 16, 40	95/00829D	7/13/1995	1594	7/13/1995	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
161517	Poland	KODAK EXPRESS LOGO	40	Z-147763	6/8/1995	R-102606	10/29/1998	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
141868	Russian Federation	KODAK EXPRESS LOGO	35, 40, 42	93047636	10/19/1993	138655	2/29/1996	Registered
		(RED&YELLOW)&D:DIAG
		ONAL STRIPES
160339	Argentina	KODAK EXPRESS LOGO	40	2527453	7/13/2004	2012162	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160333	Argentina	KODAK EXPRESS LOGO	40	2527447	7/13/2004	2012157	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160330	Argentina	KODAK EXPRESS LOGO	40	2527444	7/13/2004	2012154	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160319	Argentina	KODAK EXPRESS LOGO	16	2527454	7/13/2004	2012163	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160315	Argentina	KODAK EXPRESS LOGO	16	2527448	7/13/2004	2012158	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160310	Argentina	KODAK EXPRESS LOGO	1	2527455	7/13/2004	2012164	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160305	Argentina	KODAK EXPRESS LOGO	1	2527452	7/13/2004	2012161	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160300	Argentina	KODAK EXPRESS LOGO	1	2527446	7/13/2004	2012156	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK
160325	Argentina	KODAK EXPRESS LOGO	16	2527445	7/13/2004	2012155	2/21/2005	Registered
		AND D:SELLERS INSIGNIA
		W/KODAK

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 116

174755	Russian Federation	KODAK EXPRESS LOGO	1, 9, 16, 35, 40,	2004727945	12/2/2004	314212	9/28/2006	Registered
		with Cyrillic characters	42
174756	Russian Federation	KODAK EXPRESS LOGO	1, 9, 16, 35, 40,	2004727944	12/2/2004	314211	9/28/2006	Registered
		with Cyrillic characters	42
174752	Russian Federation	KODAK EXPRESS LOGO	1, 9, 16, 35, 40,	2004727948	12/2/2004	314215	9/28/2006	Registered
		with Cyrillic characters	42
174754	Russian Federation	KODAK EXPRESS LOGO	1, 9, 16, 35, 40,	2004727946	12/2/2004	314213	9/28/2006	Registered
		with Cyrillic characters	42
174753	Russian Federation	KODAK EXPRESS LOGO	1, 9, 16, 35, 40,	2004727947	12/2/2004	314214	9/28/2006	Registered
		with Cyrillic characters	42
171258	Malaysia	KODAK EXPRESS	42	2004/14123	9/20/2004	2004/14123	9/20/2004	Registered
		NETWORK LOGO
170461	Peru	KODAK EXPRESS	40	284295	11/10/1995	2581	12/22/1995	Registered
		SERIVICIO DE CALIDAD
		CONTROLADA
170507	China (People’s Republic Of)	KODAK EXPRESS TICKET	41	3723866	10/15/2003	3723866	12/21/2005	Registered
		LOGO
145122	Colombia	KODAK	40	92/278088	7/16/1996	134187	7/16/1996	Registered
		EXPRESS/CALIDAD AL
		INSTANTE (STYLIZED)
167738	Colombia	KODAK	42	92/278087	8/17/1994	214233	8/17/1994	Registered
		EXPRESS/CALIDAD AL
		INSTANTE (STYLIZED)
168655	Germany	KODAK FARBWELT	1	30029939.7	4/17/2000	30029939	6/8/2000	Registered
175634	South Korea	KODAK GENERATION	7	40-2009-3556	1/23/2009	40-815104	2/24/2010	Registered
		NEWS
150700	Iran	KODAK GOLD	1	111056	1/24/1994	72755	5/8/1994	Registered
148448	Taiwan	KODAK GOLD	73	81054431	10/30/1992	621395	11/16/1993	Registered
138235	China (People’s Republic Of)	KODAK GOLD (IN	1	960113611	10/11/1996	1116443	10/7/1997	Registered
		CHINESE “KE DA JIN”)
171385	Switzerland	KODAK GOLD FILM CLUB	1, 16, 40, 41	57839/2004	11/15/2004	529593	1/11/2005	Registered
		(STYLIZED)
169561	Colombia	KODAK GOLD ULTRA	1	T2002/066417	7/31/2002	275280	8/14/2003	Registered
161245	Jamaica	KODAK GUARANTEED	1	1/876	1/23/1992	B27186	1/23/1992	Registered
		FRESH AND D:SEAL
176154	Brazil	KODAK HERO	9	830919392	2/9/2011			Pending Application
175379	Dominica	KODAK IMAGE MAGIC	46	2/00086342	11/15/1997	86342	11/15/1997	Registered
175381	Dominica	KODAK IMAGE MAGIC	46	2/00086345	11/15/1997	86345	11/15/1997	Registered
161629	Denmark	KODAK IMAGELINK	1, 9	9308/89	12/14/1989	3149/91	5/24/1991	Registered
137941	Finland	KODAK IMAGELINK	1, 9	6312/89	12/14/1989	117285	3/5/1992	Registered
137930	Germany	KODAK IMAGELINK	1, 9, 16	E29500/9	3/26/1990	1177125	6/3/1991	Registered
163932	Germany	KODAK IMAGELINK	1, 9, 11, 16, 20,	E30432/9 Wz	2/15/1991	2014443	5/22/1992	Registered
			37, 38

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 117

138014	Norway	KODAK IMAGELINK	1, 9	89.6033	12/11/1989	148319	1/2/1992	Registered
144707	South Africa	KODAK IMAGELINK	9	92/3290	4/21/1992	92/3290	4/21/1992	Registered
144703	South Africa	KODAK IMAGELINK	1	92/3289	4/21/1992	92/3289	4/21/1992	Registered
138018	Sweden	KODAK IMAGELINK	1, 9	90/0122	1/5/1990	228024	11/22/1991	Registered
170912	Austria	KODAK INNOVATION	9	212538	4/30/2003	212538	9/17/2003	Registered
		SERIES
159725	Denmark	KODAK INSIGHT	10	1992/2101	3/19/1992	1994/1536	3/11/1994	Registered
159728	Finland	KODAK INSIGHT	10	2111/92	4/28/1992	127435	8/5/1993	Registered
159733	Norway	KODAK INSIGHT	10	92.2239	4/28/1992	166462	1/12/1995	Registered
159739	Sweden	KODAK INSIGHT	10	92-2668	3/18/1992	246162	1/29/1993	Registered
175625	China (People’s Republic Of)	KODAK LOGOTYPE (new)	7	6939436	10/13/2008	6939436	7/21/2010	Registered
175369	Austria	KODAK MARKETMOVER	35	AM06278/2007	9/11/2007	246748	9/4/2008	Registered
175402	Cyprus	KODAK MARKETMOVER	35	075061	5/9/2008			Pending Application
175370	Finland	KODAK MARKETMOVER	35	T200702899	9/19/2007	241731	4/15/2008	Registered
175373	Switzerland	KODAK MARKETMOVER	35, 41	60962/2007	10/4/2007	567587	2/4/2008	Registered
167228	Argentina	KODAK MAX	1	2952990	10/20/2009	2396364	9/27/2010	Registered
167304	Argentina	KODAK MAX	9	2952991	10/20/2009	2419828	1/17/2011	Registered
167225	Brazil	KODAK MAX	9.45	821109812	10/1/1998	821109812	11/16/2010	Registered
167227	Chile	KODAK MAX	1	849843	12/24/2008	849266	3/10/2009	Registered
167303	Chile	KODAK MAX	9	882302	10/23/2009	871342	11/9/2009	Registered
167240	Denmark	KODAK MAX	1, 9	4370/98	10/8/1998	1998 04505	12/21/1998	Registered
167241	Finland	KODAK MAX	1, 9	T199803306	10/8/1998	214890	7/30/1999	Registered
167242	Greece	KODAK MAX	1, 9	138533	10/13/1998	138533	4/18/2000	Registered
167243	Ireland	KODAK MAX	1, 9	98/4015	10/9/1998	211606	10/9/1998	Registered
167258	Mexico	KODAK MAX	9	348852	9/30/1998	591534	9/30/1998	Registered
167226	Mexico	KODAK MAX	1, 9	348851	9/30/1998	591533	9/30/1998	Registered
167244	Norway	KODAK MAX	1, 9	9058/98	10/9/1998	196484	3/11/1999	Registered
168137	Poland	KODAK MAX	1, 9	Z-217774	4/28/2000	148865	11/13/2003	Registered
167223	South Korea	KODAK MAX	1	40-1998-25923	10/2/1998	452565	8/12/1999	Registered
167310	South Korea	KODAK MAX	9	40-1998-25924	10/2/1998	456897	10/18/1999	Registered
167245	Sweden	KODAK MAX	1, 9	98-7594	10/9/1998	339737	8/25/2000	Registered
167222	United Kingdom	KODAK MAX	1, 9	2178763	10/3/1998	2178763	10/3/1998	Registered
171075	Turkey	KODAK PHOTO PERFECT	1, 16	007198	3/19/2004	2004 07198	3/19/2004	Registered
		PAPER (Stylized)
170764	Turkey	KODAK PHOTO PERFECT	40	2003/023782	10/13/2003			Pending Application
		SERVICE (Stylized in gray
		print)
157229	Germany	KODAK PHOTOLIFE	9, 11	E28036/9WZ	10/15/1988	1157520	4/17/1990	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 118

157235	Iceland	KODAK PHOTOLIFE	9	870/1991	9/26/1991	181/1992	2/20/1992	Registered
171160	Germany	KODAK PICTURE GUARD	1	30318428.0/01	4/10/2003	30318428	11/21/2003	Registered
169599	Thailand	KODAK PICTURE	42	512257	2/28/2003	Bor21840	2/28/2003	Registered
		PERFECT
176132	Australia	KODAK PLAYFULL	9	1386207	9/28/2010	1386207	6/27/2011	Registered
176137	China (People’s Republic Of)	KODAK PLAYFULL	9	8711203	9/29/2010	8711203	11/14/2011	Registered
176139	India	KODAK PLAYFULL	9	2030719	9/29/2010			Pending Application
176255	Chile	KODAK PLAYSPORT	9	953890	5/20/2011	935372	10/19/2011	Registered
176149	Chile	KODAK PLAYTOUCH	9	935948	1/6/2011	923533	7/5/2011	Registered
149214	Finland	KODAK PRECISION	9	3829/91	8/16/1991	127346	8/5/1993	Registered
149225	Norway	KODAK PRECISION	9	91.4098	8/15/1991	155326	2/25/1993	Registered
149229	Sweden	KODAK PRECISION	9	91-6622	8/5/1991	247739	4/2/1993	Registered
148110	Denmark	KODAK PREMIER	16, 40	1994/299	1/12/1994	1994/2157	4/1/1994	Registered
146246	Finland	KODAK PREMIER	9	5054/90	10/5/1990	123950	1/5/1993	Registered
148121	Finland	KODAK PREMIER	16, 40	0819/94	2/15/1994	137004	3/20/1995	Registered
146361	Norway	KODAK PREMIER	9	90.5138	10/5/1990	154019	12/23/1992	Registered
148119	Norway	KODAK PREMIER	16, 40	940927	2/14/1994	169337	8/31/1995	Registered
155417	Poland	KODAK PREMIER	16, 40	Z-140217	11/16/1994	94954	11/16/1994	Registered
150046	South Africa	KODAK PREMIER	9	94/4141	4/25/1994	94/4141	4/25/1994	Registered
146366	Sweden	KODAK PREMIER	1, 9	90-9205	10/9/1990	238891	8/14/1992	Registered
148113	Sweden	KODAK PREMIER	16, 40	94-00287	1/13/1994	265214	3/24/1995	Registered
153563	Austria	KODAK PRIME	1	AM1197/94	3/14/1994	152752	5/25/1994	Registered
153584	Germany	KODAK PRIME	1	E33530/1WZ	10/8/1993	2069552	6/29/1994	Registered
138218	Switzerland	KODAK PRIME	001	422321	7/11/1994	422321	4/24/1996	Registered
131135	Thailand	KODAK PRO CENTER	35	230279	7/3/1992	Bor1160	7/3/1992	Registered
131803	Argentina	KODAK PROFESSIONAL	40	2500223	3/10/2004	1988492	8/20/2004	Registered
		PRO CENTER & DESIGN
171083	Argentina	KODAK PROFESSIONAL	41	2500222	3/10/2004	1988491	8/20/2004	Registered
		PRO CENTER & DESIGN
136584	Germany	KODAK PROFOTO	1, 9, 16, 40	39629999.7	7/10/1996	39629999	10/29/1996	Registered
172265	Albania	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172267	Armenia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172268	Austria	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172269	Azerbaijan	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172270	Belarus	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 119

172271	Benelux	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172272	Bosnia And Herzegovina	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172273	Bulgaria	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172274	Croatia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172275	Czech Republic	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172276	Denmark	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172277	Egypt	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172278	Estonia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172279	Finland	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172280	Georgia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172283	Hungary	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172284	Iceland	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172285	Ireland	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172286	Italy	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172287	Kazakhstan	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172288	Kyrgyz Republic	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172289	Latvia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172290	Lesotho	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172291	Liberia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172292	Liechtenstein	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172293	Lithuania	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172294	Macedonia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 120

172295	Moldova	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172296	Monaco	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172297	Morocco	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172298	Mozambique	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172299	Norway	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172300	Poland	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172301	Portugal	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172302	Romania	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172303	Russian Federation	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172304	San Marino	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172305	Serbia and Montenegro	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172306	Sierra Leone	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172307	Slovak Republic	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172308	Slovenia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172309	Spain	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172310	Sudan	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172311	Swaziland	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172312	Sweden	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172313	Switzerland	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172314	Tajikistan	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
173070	Turkey	KODAK PROLAB	9, 16, 35, 38,	06009535	3/13/2006			Pending Application
			40, 42
172316	Turkmenistan	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 121

172317	Ukraine	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172318	United Kingdom	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172319	Uzbekistan	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172320	Vietnam	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172264	WIPO	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
172321	Zambia	KODAK PROLAB	9, 16, 35, 38,	854739	6/14/2005	854739A	6/14/2005	Registered
			40, 42
175715	China (People’s Republic Of)	KODAK PROSPER	7	7452317	6/8/2009	7452317	10/14/2010	Registered
175716	China (People’s Republic Of)	KODAK PROSPER	7	7452450	6/8/2009	7452450	10/14/2010	Registered
175650	China (People’s Republic Of)	KODAK PROSPER	2	7452437	6/8/2009	7452437	10/21/2010	Registered
175653	Hong Kong	KODAK PROSPER	2, 7	301353834	6/1/2009	301353834	12/28/2009	Registered
175852	Argentina	KODAK PULSE	9	2956296	11/2/2009			Pending Application
175860	Mexico	KODAK PULSE	9	1043751	10/27/2009	1130054	11/10/2009	Registered
176147	South Korea	KODAK PULSE	9	40-2010-62666	12/6/2010	40-903406	2/8/2012	Registered
176116	Turkey	KODAK PULSE	9	2010/31647	5/13/2010	2010/31647	7/18/2011	Registered
175864	United Kingdom	KODAK PULSE	9	2531222	11/10/2009	2531222	11/10/2009	Registered
175732	Brazil	KODAK PYNK	40	830372857	8/26/2009			Pending Application
175736	India	KODAK PYNK	40	1854588	8/25/2009	1854588	8/25/2009	Registered
153552	Austria	KODAK Q-60	16	AM1541/94	3/29/1994	153 097	6/15/1994	Registered
149637	Costa Rica	KODAK ROYAL	1	40595	9/1/1993	85961	2/17/1994	Registered
173680	Mexico	KODAK ROYAL	1	775855	4/5/2006	931456	4/5/2006	Registered
150069	South Africa	KODAK ROYAL	16	94/4144	4/25/1994	94/4144	4/25/1994	Registered
150065	South Africa	KODAK ROYAL	1	94/4143	4/25/1994	94/4143	4/25/1994	Registered
168830	Malaysia	KODAK ROYAL PAPER	16	99/00107	1/7/1999	99/00107	1/7/1999	Registered
171076	Poland	KODAK ROYAL SUPRA	1, 9, 16, 35, 39,	Z-277930	3/18/2004	184163	1/8/2007	Registered
			40, 42
171077	Turkey	KODAK ROYAL SUPRA	1, 9, 16, 35, 39,	007197	3/19/2004	2004 007197	3/19/2004	Registered
			40, 42
175394	Australia	KODAK SCAN MATE	9	1214108	12/5/2007	1214108	12/5/2007	Registered
175636	Benelux	KODAK SCAN MATE	9	1176848	2/26/2009	859487	6/10/2009	Registered
175395	China (People’s Republic Of)	KODAK SCAN MATE	9	6421277	1/8/2008	6421277	3/28/2010	Registered
175399	Hong Kong	KODAK SCAN MATE	9	301011211	12/11/2007	301011211	6/11/2008	Registered
175396	India	KODAK SCAN MATE	9	1628977	12/7/2007			Pending Application
175400	South Korea	KODAK SCAN MATE	9	40-2007-63819	12/11/2007	40-769153	11/19/2008	Registered
176046	Switzerland	KODAK SCAN MATE	9	51196/2010	2/5/2010	601373	2/5/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 122

175401	Taiwan	KODAK SCAN MATE	9	096058748	12/13/2007	1355618	4/1/2009	Registered
175720	Australia	KODAK SLICE	9	1316943	8/24/2009	1316943	8/24/2009	Registered
175724	Hong Kong	KODAK SLICE	9	301411938	8/24/2009	301411938	7/6/2010	Registered
175727	Japan	KODAK SLICE	9	65510/2009	8/27/2009	5343945	8/6/2010	Registered
176264	Norway	KODAK SLICE	9	201108549	7/27/2011	262838	12/5/2011	Registered
176148	Russian Federation	KODAK SLICE	9	2011700043	1/11/2011	475694	11/29/2012	Registered
175849	United Kingdom	KODAK SMILE	6, 9, 14, 20	2526605	9/18/2009	2526605	9/18/2009	Registered
175979	Switzerland	KODAK SONORA	7	50194/2010	1/8/2010	614379	4/19/2011	Registered
159634	South Korea	KODAK STAR	9	93-14171	4/29/1993	40-287751	3/30/1994	Registered
148924	Thailand	KODAK STAR	9	261848	3/15/1994	Kor27268	3/15/1994	Registered
136666	Chile	KODAK SUPRALIFE	9, 11	696732	7/22/2005	736205	10/17/2005	Registered
136683	Hong Kong	KODAK SUPRALIFE	9	1927/86		19873193	5/30/1986	Registered
136691	India	KODAK SUPRALIFE	9	454881	5/30/1986	454881	4/13/1992	Registered
136701	Singapore	KODAK SUPRALIFE	9			T86/02173A	5/27/1986	Registered
144669	Germany	KODAK T-MAX (STYLIZED	1	E27456/1	3/26/1988	1130182	11/8/1988	Registered
		BLACK)
145719	Germany	KODAK T-MAX (STYLIZED	1	E27457/1WZ	3/26/1988	1130183	11/8/1988	Registered
		WHITE)
176063	China (People’s Republic Of)	KODAK TRILLIAN	7	8170452	4/1/2010	8170452	4/7/2011	Registered
169110	Albania	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
171149	Argentina	KODAK ULTRA	16	2515276	5/19/2004	2061848	1/9/2006	Registered
170942	Argentina	KODAK ULTRA	1	2491169	1/27/2004	2045756	10/6/2005	Registered
169112	Armenia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169113	Austria	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169114	Azerbaijan	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169115	Belarus	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169116	Benelux	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169117	Bosnia And Herzegovina	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169118	Bulgaria	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169560	Colombia	KODAK ULTRA	1	T2002/066419	7/31/2002	275235	8/14/2003	Registered
169119	Croatia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 123

169120	Czech Republic	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169121	Denmark	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169122	Egypt	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169123	Estonia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169124	Finland	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169125	Georgia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169126	Germany	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169127	Greece	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169128	Hungary	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169129	Iceland	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169130	Ireland	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169131	Italy	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169132	Kazakhstan	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169133	Kenya	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169134	Kyrgyz Republic	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169135	Latvia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169136	Lesotho	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169137	Liberia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169138	Liechtenstein	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169139	Lithuania	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169140	Macedonia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169141	Moldova	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 124

169142	Monaco	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169143	Morocco	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169144	Mozambique	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169145	Norway	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169146	Poland	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169147	Portugal	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169148	Romania	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169149	Russian Federation	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169150	San Marino	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169166	Serbia and Montenegro	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169151	Sierra Leone	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169152	Slovak Republic	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169153	Slovenia	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169154	Spain	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169155	Sudan	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169156	Swaziland	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169157	Sweden	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169158	Switzerland	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169159	Tajikistan	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
170042	Turkey	KODAK ULTRA	1, 9, 16, 35, 40,	006683	3/26/2003	2003/06683	3/26/2003	Registered
			42
169161	Turkmenistan	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169162	Ukraine	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 125

169163	United Kingdom	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169164	Uzbekistan	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169165	Vietnam	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169109	WIPO	KODAK ULTRA	1, 9, 16, 39, 40,	771061	11/5/2001	771061A	11/5/2001	Registered
			42
169849	United Kingdom	KODAK ULTRA MAX	1, 9, 16, 40	2322139	1/30/2003	2322139	1/30/2003	Registered
153592	Germany	KODAK ULTRALINE	1	E32624/1WZ	2/3/1993	2053246	1/3/1994	Registered
150167	Finland	KODAK ULTRA-SPEED	1	207/93	1/19/1993	131556	4/5/1994	Registered
130748	Germany	KODAK ULTRA-SPEED	1	39527559.8	7/4/1995	39527559	4/11/1996	Registered
136267	Hungary	KODAK ULTRA-SPEED	1	M9601716	5/31/1996	147582	5/31/1996	Registered
131246	Sweden	KODAK ULTRA-SPEED	1	92-10002	11/13/1992	265160	3/24/1995	Registered
158233	United Kingdom	KODAK ULTRA-SPEED	1	1487125	1/8/1992	1487125	1/8/1992	Registered
175635	India	KODAK VERSAMARK	2, 9	1782043	2/5/2009			Pending Application
173797	Turkey	KODAK VERSAMARK	2, 9	2006/021059	5/9/2006			Pending Application
169952	China (People’s Republic Of)	KODAK WEDDING CLUB	9	3480660	3/10/2003	3480660	8/21/2004	Registered
169963	China (People’s Republic Of)	KODAK WEDDING CLUB	40	3480659	3/10/2003	3480659	9/14/2004	Registered
169954	India	KODAK WEDDING CLUB	9	1181030	3/6/2003	1181030	3/6/2003	Registered
169961	Indonesia	KODAK WEDDING CLUB	40	J00.2003.05298.	3/7/2003	561484	1/30/2004	Registered
				05354
169950	Indonesia	KODAK WEDDING CLUB	9	D00.2003.05299	3/7/2003	561485	1/30/2004	Registered
				.05355
169958	Malaysia	KODAK WEDDING CLUB	40	2003/02768	3/12/2003	03002768	3/12/2003	Registered
169947	Malaysia	KODAK WEDDING CLUB	9	2003/02769	3/12/2003	2003/02769	3/12/2003	Registered
169960	Singapore	KODAK WEDDING CLUB	40	T03/03288I	3/7/2003	T03/03288I	3/7/2003	Registered
169949	Singapore	KODAK WEDDING CLUB	9	T03/03287J	3/7/2003	T03/03287J	3/7/2003	Registered
169956	South Korea	KODAK WEDDING CLUB	40	41-2003-4630	3/5/2003	41-100267	4/27/2004	Registered
169945	South Korea	KODAK WEDDING CLUB	9	40-2003-9983	3/5/2003	583433	5/25/2004	Registered
169957	Thailand	KODAK WEDDING CLUB	40	512963	3/10/2003	Bor21595	3/10/2003	Registered
169946	Thailand	KODAK WEDDING CLUB	9	512962	3/10/2003	Kor191929	3/10/2003	Registered
169955	Vietnam	KODAK WEDDING CLUB	9, 40	4-2003-02322	4/7/2003	59185	12/20/2004	Registered
166925	Chile	KODAK XTRALIFE	9	845762	11/24/2008	848828	1/12/2009	Registered
132498	Finland	KODAK XTRALIFE	9	2512/88	6/10/1988	109922	12/20/1990	Registered
132493	Germany	KODAK XTRALIFE	9, 11	E28037/9	10/15/1988	1143202	7/19/1989	Registered
132506	Norway	KODAK XTRALIFE	9	89/0768	2/20/1989	142925	9/27/1990	Registered
132511	Sweden	KODAK XTRALIFE	9	88 4816	6/6/1988	218954	9/28/1990	Registered
151954	United States	KODAKERY	16, 38	459593	4/3/1943	403507	9/28/1943	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 126

150914	Singapore	KODALINE	1			2829	7/14/1939	Registered
150921	Taiwan	KODALINE	73			479070	3/16/1990	Registered
147567	Singapore	KODALITE	9			2850	7/14/1939	Registered
169922	Colombia	KODALITH	9	T2003/017111	2/27/2003	274729	9/26/2003	Registered
169921	Colombia	KODALITH	1	T2003/017109	2/27/2003	274682	9/26/2003	Registered
154691	Singapore	KODALK	1			2830	7/14/1939	Registered
145284	Denmark	KODALUX NR. 1	1, 9, 16	988/1985	2/18/1985	3592/86	11/7/1986	Registered
		FARVEBILLEDER
		(STYLIZED)
171357	Norway	KODAPOST	9, 16, 40	200411653	11/25/2004	230687	1/31/2006	Registered
171358	Sweden	KODAPOST	1, 9, 16, 35, 40	2002/0746	2/4/2002	370377	1/28/2005	Registered
133252	Singapore	KODASLIDE	9			2855	7/14/1939	Registered
140887	Denmark	KODASTAR	1	2826/79	7/10/1979	577/80	1/25/1980	Registered
140892	Finland	KODASTAR	1	T197903529	7/11/1979	79744	12/7/1981	Registered
141031	Sweden	KODASTAR	1	79-3729	7/11/1979	170681	1/18/1980	Registered
162558	Australia	KODATEL	40	583763	8/5/1992	583763	8/5/1992	Registered
162553	Australia	KODATEL	35	583762	8/5/1992	583762	8/5/1992	Registered
162538	Canada	KODATEL		709635	7/24/1992	TMA424256	3/4/1994	Registered
165204	Finland	KODATEL	42	3968/92	8/14/1992	127531	8/5/1993	Registered
144152	Greece	KODATEL	42	115001	7/8/1993	115001	7/8/1993	Registered
162543	Japan	KODATEL	38	148811/92	7/30/1992	3025463	2/28/1995	Registered
162548	Japan	KODATEL	40	148812/92	7/30/1992	3010814	11/30/1994	Registered
165208	Norway	KODATEL	42	92.4056	8/13/1992	162491	5/11/1994	Registered
165199	Sweden	KODATEL	42	92-7055	8/7/1992	245999	1/22/1993	Registered
153579	Zambia	KODIREX	1			769/59	2/8/1993	Registered
176146	United States	KOLORKINS	16, 28	85187252	11/30/2010			Pending Application
176351	China (People’s Republic Of)	KONNECT	42					Pending Application
176350	China (People’s Republic Of)	KONNECT	41					Pending Application
176349	China (People’s Republic Of)	KONNECT	40					Pending Application
176348	China (People’s Republic Of)	KONNECT	16					Pending Application
176347	China (People’s Republic Of)	KONNECT	9					Pending Application
176346	China (People’s Republic Of)	KONNECT	1					Pending Application
174442	China (People’s Republic Of)	KPG	38	3742280	10/8/2003	3742280	12/28/2005	Registered
174440	China (People’s Republic Of)	KPG	16	3742273	10/8/2003	3742273	11/28/2005	Registered
174439	China (People’s Republic Of)	KPG	9	3742274	10/8/2003	3742274	10/7/2005	Registered
174438	China (People’s Republic Of)	KPG	7	3742275	10/8/2003	3742275	11/21/2005	Registered
174437	China (People’s Republic Of)	KPG	2	3742276	10/8/2003	3742276	8/28/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 127

174436	China (People’s Republic Of)	KPG	1	3742277	10/8/2003	3742277	8/21/2005	Registered
174443	China (People’s Republic Of)	KPG	40	3742279	10/8/2003	3742279	2/7/2006	Registered
174441	China (People’s Republic Of)	KPG	37	3742281	10/8/2003	3742281	1/21/2006	Registered
174444	China (People’s Republic Of)	KPG	42	3742278	10/8/2003	3742278	2/21/2006	Registered
174446	China (People’s Republic Of)	KPG	1, 2, 7, 9, 16,	300087417	10/2/2003	300087417	5/4/2004	Registered
			37, 38, 40, 41,
			42
174445	European Union	KPG	1, 2, 7, 9, 16,	003380664	10/1/2003			Pending Application
			37, 38, 40, 42
175166	Hong Kong	KPG	1, 2, 7, 9, 16,	300087417	10/2/2003	300087417	5/4/2004	Registered
			37, 38, 40, 41,
			42
174448	Mexico	KPG	1	621832	10/1/2003	818472	1/23/2004	Registered
174449	Mexico	KPG	2	621833	10/1/2003	818473	1/23/2004	Registered
174450	Mexico	KPG	7	621834	10/1/2003	826642	3/26/2004	Registered
174451	Mexico	KPG	9	621835	10/1/2003	826643	3/26/2004	Registered
174452	Mexico	KPG	16	621836	10/1/2003	858113	4/1/2003	Registered
174453	Mexico	KPG	37	621837	10/1/2003	826644	3/26/2004	Registered
174454	Mexico	KPG	38	621838	10/1/2003	827538	3/30/2004	Registered
174455	Mexico	KPG	40	621839	10/1/2003	826955	3/29/2004	Registered
174456	Mexico	KPG	42	621840	10/1/2003	851717	9/21/2004	Registered
154310	Thailand	LIFESTYLES STUDIO	42	249279	7/28/1993	Bor2265	7/28/1993	Registered
159264	Thailand	LIFESTYLES STUDIO	40	249278	7/28/1993	Bor2399	7/28/1993	Registered
141027	Venezuela	LINAGRAPH	1			21945	1/20/1950	Registered
141023	Venezuela	LINAGRAPH	1			21944	1/20/1950	Registered
173701	Canada	LOTEM		1097790	3/28/2001	TMA583030	6/4/2003	Registered
173379	Israel	LOTEM	1	124287	11/30/1998	124287	2/7/2000	Registered
173378	Israel	LOTEM	7	124288	11/30/1998	124288	2/7/2000	Registered
173377	Israel	LOTEM	9	124289	11/30/1998	124289	2/7/2000	Registered
131343	Argentina	MAGNAPRINT 35	16	2449527	8/4/2003	1954577	10/10/2003	Registered
131347	Argentina	MAGNAPRINT 35	40	2449528	8/4/2003	1954981	10/14/2003	Registered
173864	Albania	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173786	Argentina	MARKETMOVER	35	2666572	4/27/2006	2166312	6/26/2007	Registered
173865	Armenia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173866	Australia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173868	Bahrain	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173869	Belarus	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173870	Benelux	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 128

173871	Bhutan	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173787	Brazil	MARKETMOVER	35	828337560	5/5/2006	828337560	5/20/2008	Registered
173872	Bulgaria	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173785	Canada	MARKETMOVER		1301663	5/2/2006	TMA741714	6/9/2009	Registered
173873	China (People’s Republic Of)	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173874	Croatia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173876	Czech Republic	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173877	Denmark	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173878	Estonia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173880	France	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173881	Georgia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173882	Germany	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173883	Greece	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173788	Hong Kong	MARKETMOVER	35	300627688	4/26/2006	300627688	4/26/2006	Registered
173884	Hungary	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173885	Iceland	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173790	Indonesia	MARKETMOVER	35	J00.2006.01421	5/5/2006	IDM000145635	5/6/2006	Registered
				4
173886	Iran	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173887	Ireland	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173791	Israel	MARKETMOVER	35	189597	4/26/2006	189597	2/14/2008	Registered
173888	Italy	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173889	Japan	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173890	Kenya	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173891	Kyrgyz Republic	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173892	Latvia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173893	Lesotho	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173894	Liechtenstein	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173895	Lithuania	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173896	Macedonia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173792	Mexico	MARKETMOVER	35	779391	4/26/2006	1005970	10/10/2007	Registered
173897	Moldova	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173898	Monaco	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173899	Morocco	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173900	Mozambique	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173901	Namibia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173902	Netherlands Antilles	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 129

173903	Norway	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173904	Poland	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173905	Portugal	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173906	Romania	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173907	Russian Federation	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173908	Serbia and Montenegro	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173909	Sierra Leone	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173910	Singapore	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173911	Slovak Republic	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173912	Slovenia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173793	South Africa	MARKETMOVER	35	2006/09196	4/26/2006	2006/09196	4/26/2006	Registered
173913	South Korea	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173914	Spain	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173915	Swaziland	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173916	Sweden	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
174577	Syria	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173794	Taiwan	MARKETMOVER	35	095021611	4/27/2006	1256937	4/1/2007	Registered
173918	Turkey	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173919	Turkmenistan	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173920	Ukraine	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173921	United Kingdom	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173784	United States	MARKETMOVER	35, 41	78873996	5/2/2006	3538851	11/25/2008	Registered
173795	Venezuela	MARKETMOVER	35	9007-06	5/2/2006	33722	12/22/2006	Registered
175481	Vietnam	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173863	WIPO	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
173922	Zambia	MARKETMOVER	35	895112	6/1/2006	895112	6/1/2006	Registered
154208	Greece	MASTER M LINE	16, 40	113481	3/26/1993	113481	3/26/1993	Registered
		(STYLIZED)
174123	Mexico	MATCH PRINT	9	34221	11/25/1987	343052	2/15/1988	Registered
174050	Argentina	MATCHPRINT	16	2952988	10/20/2009	2398720	10/4/2010	Registered
174051	Argentina	MATCHPRINT	1	2855103	9/12/2008	2350663	3/10/2010	Registered
174052	Argentina	MATCHPRINT	9	2952987	10/20/2009	1762134	11/16/1999	Registered
174054	Australia	MATCHPRINT	1, 9, 16	737178	6/18/1997	737178	4/24/1998	Registered
174053	Australia	MATCHPRINT	1	384194	11/19/1982	384194	11/19/1982	Registered
174056	Benelux	MATCHPRINT	1, 9, 16	895975	6/19/1997	630053	6/19/1997	Registered
174055	Benelux	MATCHPRINT	1, 16	744445	4/10/1990	481176	4/10/1990	Registered
174058	Bolivia	MATCHPRINT			3/20/1992	62250-A	3/16/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 130

174061	Brazil	MATCHPRINT	9	820121215	7/7/1997	820121215	12/27/2005	Registered
174062	Brazil	MATCHPRINT	1	820121223	7/7/1997	820121223	12/27/2005	Registered
174060	Brazil	MATCHPRINT	7	816203873	5/29/1991	816203873	9/8/1992	Registered
174059	Brazil	MATCHPRINT	9.45	811027856	11/26/1982	811027856	3/7/1984	Registered
174064	Canada	MATCHPRINT		0854013	8/20/1997	TMA534159	10/6/2000	Registered
174063	Canada	MATCHPRINT		495045	11/18/1992	TMA283950	10/7/1983	Registered
174066	Chile	MATCHPRINT	1	842461	10/27/2008	846666	12/21/2008	Registered
174065	Chile	MATCHPRINT	9, 16	802890	1/14/2008	820729	3/10/2008	Registered
174069	China (People’s Republic Of)	MATCHPRINT	9	94037207	4/28/1994	842733	5/28/1996	Registered
174067	China (People’s Republic Of)	MATCHPRINT	1	94037205	4/28/1994	798343	12/14/1995	Registered
174070	China (People’s Republic Of)	MATCHPRINT	1		8/4/1997	1254049	3/14/1999	Registered
174068	China (People’s Republic Of)	MATCHPRINT	3	94037206	4/28/1994	804025	1/7/1996	Registered
174071	China (People’s Republic Of)	MATCHPRINT	9		8/4/1997	1296182	7/21/1999	Registered
174072	China (People’s Republic Of)	MATCHPRINT	16		7/31/1997	1244452	2/7/1999	Registered
174073	China (People’s Republic Of)	MATCHPRINT	7		7/31/1999	1257539	3/21/1999	Registered
174074	Colombia	MATCHPRINT	1	92 366818	8/28/1992	147061	12/28/1993	Registered
174075	Colombia	MATCHPRINT	1	97 034470		207916	4/30/1998	Registered
174076	Colombia	MATCHPRINT	9	97 034472		207914	4/30/1998	Registered
174077	Colombia	MATCHPRINT	16	97 034471		207915	4/30/1998	Registered
174078	Costa Rica	MATCHPRINT	9		12/17/1991	79221	4/13/1992	Registered
174079	Denmark	MATCHPRINT	1	5685/85	10/10/1985	1622/88	4/25/1988	Registered
174080	Dominica	MATCHPRINT	1		9/22/1994	93/94	9/22/1994	Registered
174081	Ecuador	MATCHPRINT	1	47698	5/26/1994	3170/97	9/24/1997	Registered
174085	El Salvador	MATCHPRINT	1	2001/94	6/9/1994	127 Book 107	6/29/2000	Registered
174087	Finland	MATCHPRINT	1	1999203512	7/21/1992	127861	9/6/1993	Registered
174088	France	MATCHPRINT	1, 9, 16	97683803	6/23/1997	97683803	3/20/1998	Registered
174089	France	MATCHPRINT	1, 9, 16, 35, 40	647325	12/3/1982	1220715	12/3/1982	Registered
174090	Germany	MATCHPRINT	1	M52243	11/22/1982	1055847	11/14/1983	Registered
174091	Germany	MATCHPRINT	1, 7, 9, 16	39729099.3	6/24/1997	39729099	11/4/1997	Registered
174093	Guatemala	MATCHPRINT	1	23366		79928	7/10/1996	Registered
174095	Hong Kong	MATCHPRINT	17		1/25/1994	199811803	11/13/1998	Registered
174096	Hungary	MATCHPRINT	1	M 94 02144	5/6/1994	143479	3/26/1997	Registered
174103	Indonesia	MATCHPRINT	1	D97-15293	7/25/1997	IDM000014905	5/4/1998	Registered
						2
174104	Indonesia	MATCHPRINT	16	D97-15295	7/25/1997	IDM000149051	5/4/1998	Registered
174102	Indonesia	MATCHPRINT	9	D97-15294	7/25/1997	IDM000149053	5/4/1998	Registered
174105	Ireland	MATCHPRINT	1	162849	5/6/1994	162849	5/6/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 131

174108	Israel	MATCHPRINT	16	113097	6/20/1997	113097	11/4/1998	Registered
174107	Israel	MATCHPRINT	9	113096	6/20/1997	113096	1/7/1999	Registered
174106	Israel	MATCHPRINT	1	113095	6/20/1997	113095	11/4/1998	Registered
174110	Italy	MATCHPRINT	1, 9, 16	5751 97 MI	6/20/1997	809183	4/12/2000	Registered
174109	Italy	MATCHPRINT	1	12249 2002 MI	12/18/2002	1518453	3/10/1986	Registered
174112	Japan	MATCHPRINT	1, 9	S57-105183	11/29/1982	2415172	5/29/1992	Registered
174111	Japan	MATCHPRINT	1, 7, 9, 16	H09-133858	7/4/1997	4736835	12/23/2003	Registered
174113	Jordan	MATCHPRINT	1		6/7/1994	35090	6/7/1994	Registered
174114	Lebanon	MATCHPRINT	1, 9, 16	30470	9/22/1999	81094	9/22/1999	Registered
174115	Malaysia	MATCHPRINT	17	1779/94	3/8/1994	94/01779	3/8/1994	Registered
174120	Mexico	MATCHPRINT	1	305542	8/22/1997	619253	8/26/1999	Registered
174121	Mexico	MATCHPRINT	9	305541	8/22/1997	619252	8/26/1999	Registered
174122	Mexico	MATCHPRINT	16	305540	8/22/1997	690269	3/23/2001	Registered
174124	New Zealand	MATCHPRINT	1	144943	11/22/1982	B144943	11/22/1982	Registered
174125	New Zealand	MATCHPRINT	1	278425	6/18/1997	278425	6/18/1997	Registered
174126	New Zealand	MATCHPRINT	9	278426	6/18/1997	278426	6/18/1997	Registered
174127	New Zealand	MATCHPRINT	16	278427	6/18/1997	278427	6/18/1997	Registered
174128	Nicaragua	MATCHPRINT	1	94-015452	6/9/1994	27917CC	3/7/1995	Registered
174129	Norway	MATCHPRINT	17	198223538	11/24/1982	120697	4/25/1985	Registered
174131	Peru	MATCHPRINT	1	244448	6/13/1994	11155	10/28/1994	Registered
174133	Portugal	MATCHPRINT	1		5/26/1994	300730	11/30/1995	Registered
174134	Saudi Arabia	MATCHPRINT	1		7/25/1994	338/13	1/5/1995	Registered
174136	Singapore	MATCHPRINT	17	T93/03043J	4/22/1993	T93/03043J	4/22/1993	Registered
174143	South Africa	MATCHPRINT	16	97/09037	6/18/1997	97/09037	6/18/1997	Registered
174142	South Africa	MATCHPRINT	9	97/09036	6/18/1997	97/09036	6/18/1997	Registered
174140	South Africa	MATCHPRINT	1	82/9051	11/22/1982	82/9051	6/6/1984	Registered
174141	South Africa	MATCHPRINT	1	97/09035	6/18/1997	97/09035	6/18/1997	Registered
174116	South Korea	MATCHPRINT	17	94-3089	1/26/1994	306786	1/23/1995	Registered
174117	South Korea	MATCHPRINT	1	97-29833	6/30/1997	429591	11/16/1998	Registered
174118	South Korea	MATCHPRINT	1, 16	97-29834	6/30/1997	422662	9/22/1998	Registered
174119	South Korea	MATCHPRINT	9	97-29835	6/30/1997	433820	12/16/1998	Registered
174135	Spain	MATCHPRINT	1	1023168	12/3/1982	1023168	4/23/1984	Registered
174145	Sweden	MATCHPRINT	1	8207392	12/9/1982	198604	11/15/1985	Registered
174146	Switzerland	MATCHPRINT	1, 9	06570/1982	11/19/1982	P-322613	4/28/1983	Registered
174155	Thailand	MATCHPRINT	16	353490	10/15/1998	KOR90600	2/2/1998	Registered
174152	Thailand	MATCHPRINT	1	262085	3/18/1994	KOR23007	3/18/1994	Registered
174154	Thailand	MATCHPRINT	1	353488	2/2/1998	KOR88830	2/2/1998	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 132

174153	Thailand	MATCHPRINT	9	353489	2/2/1998	KOR93949	2/2/1998	Registered
174156	Turkey	MATCHPRINT	1, 9, 16		10/15/1998	201885	10/15/1998	Registered
174157	Ukraine	MATCHPRINT	1, 9, 16	97072051	7/4/1997	18486	7/4/1997	Registered
166756	Canada	MAX		864100	12/12/1997	539073	1/2/2001	Registered
168542	China (People’s Republic Of)	MAX	1	2000159455	10/17/2000	1688090	12/28/2001	Registered
168175	Hong Kong	MAX	1	10272/2000	5/12/2000	2001B05278	5/12/2000	Registered
167926	Turkey	MAX	1	1999/18492	11/8/1999	1999/18492	11/8/1999	Registered
166545	United States	MAX	1	75/397140	11/28/1997	2243855	5/4/1999	Registered
140093	Denmark	MAX-FIX	1	1993/01808	3/17/1993	1993/04292	6/11/1993	Registered
140100	Finland	MAX-FIX	1	1576/93	4/8/1993	134533	11/7/1994	Registered
140104	Greece	MAX-FIX	1	113685	4/9/1993	113685	10/17/1995	Registered
140114	Norway	MAX-FIX	1	93.1703	4/6/1993	163126	6/9/1994	Registered
140119	Sweden	MAX-FIX	1	93-2383	3/16/1993	253207	11/5/1993	Registered
169342	Argentina	MAXI FOTOS	40	2376020	5/22/2002	1946261	8/19/2003	Registered
145532	Denmark	MAX-STOP	1	1993/05158	8/11/1993	1993/08225	11/26/1993	Registered
145535	Finland	MAX-STOP	1	4729/1993	10/20/1993	137938	6/5/1995	Registered
145528	Greece	MAX-STOP	1	115699	8/26/1993	115699	8/26/1993	Registered
145540	Norway	MAX-STOP	1	93.4976	10/13/1993	166244	12/29/1994	Registered
145544	Sweden	MAX-STOP	1	93-7184	8/10/1993	257773	4/29/1994	Registered
174260	Benelux	MERCURY	9	58663	5/7/1987	431110	5/7/1987	Registered
174262	Denmark	MERCURY	7	19872831VA	5/4/1987	VR1989/1225	3/31/1989	Registered
174263	France	MERCURY	7	1406575	5/4/1987	1406575	5/4/1987	Registered
174264	Germany	MERCURY	7	H57760/7WZ	5/8/1987	1135637	5/8/1987	Registered
174265	Italy	MERCURY	9	IT97-5457-MI	6/15/1997	791643	6/28/2007	Registered
174267	Sweden	MERCURY	7	198703463	4/30/1987	211560	7/22/1988	Registered
174268	United Kingdom	MERCURY	9	1306855	4/9/1987	1306855	9/18/1992	Registered
158445	Mexico	MEXICOLOR	1, 2, 3, 4, 5, 17,	145807	6/13/1979	248271	7/29/1980	Registered
			29
158437	Mexico	MEXICOLOR	1, 9	20188	5/17/1968	146216	11/25/1968	Registered
158433	Mexico	MEXICOLOR	5, 6, 9, 15, 16,	122327	4/22/1965	125716	10/15/1965	Registered
			18, 20, 21, 22
158426	Mexico	MEXICOLOR	16	59650	7/29/1953	75362	7/29/1953	Registered
146786	Argentina	MICRODOL	1	2863330	10/3/2008	2324966	10/26/2009	Registered
146803	Chile	MICRODOL	1, 9	818746	5/7/2008	833333	7/21/2008	Registered
131940	Colombia	MICRODOL	1	92/369929	10/27/1992	153006	1/21/1994	Registered
146815	Finland	MICRODOL	1	3562/87	8/24/1987	108427	8/20/1990	Registered
146911	Indonesia	MICRODOL	1	D97 19743		IDM000158968	3/15/1998	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 133

146916	Japan	MICRODOL	1	707667/93	3/15/1993	424887		Registered
146921	Mexico	MICRODOL	1	37128	11/25/1947	57416	11/6/1948	Registered
146938	Peru	MICRODOL	1			39330		Registered
146946	Singapore	MICRODOL	1		9/6/1970	T4911677E	9/6/1970	Registered
146961	Venezuela	MICRODOL	1			26675	5/17/1952	Registered
165381	Greece	MICRODOL-X	1	84915	2/19/1987	84915	2/19/1987	Registered
165384	India	MICRODOL-X	1		12/11/1964	225908	1/3/1965	Registered
165392	Panama	MICRODOL-X	1			21698	9/21/1977	Registered
165368	United States	MICRODOL-X	1	00114197	2/23/1961	724081	11/21/1961	Registered
174271	Canada	NEWSETTER		1043540	1/21/2000	TMA554818	12/3/2001	Registered
171336	Australia	NEXPRESS	1, 7, 9, 16, 37,	785628	2/15/1999	785628	2/15/1999	Registered
			41, 42
171337	Canada	NEXPRESS		1011240	4/6/1999	TMA623953	10/29/2004	Registered
171381	China (People’s Republic Of)	NEXPRESS	1, 7, 9, 16, 37,	718075	4/12/1999	718075	4/12/1999	Registered
			41, 42
171339	European Union	NEXPRESS	1, 7, 9, 16, 37,	001064526	2/3/1999	001064526	8/25/2000	Registered
			41, 42
171340	Germany	NEXPRESS	1, 7, 9, 16, 37,	39858794	10/13/1998	39858794	1/11/1999	Registered
			41, 42
171345	Hong Kong	NEXPRESS	1, 7, 16, 37	200011333	4/14/1999	200011333AA	4/14/1999	Registered
171351	Israel	NEXPRESS	42	127091	4/13/1999	127091	4/6/2000	Registered
171355	Israel	NEXPRESS	41	127095	4/13/1999	127095	9/6/2000	Registered
171354	Israel	NEXPRESS	9	127094	4/13/1999	127094	10/5/2000	Registered
171352	Israel	NEXPRESS	1	127092	4/13/1999	127092	9/6/2000	Registered
171350	Israel	NEXPRESS	37	127090	4/13/1999	127090	4/6/2000	Registered
171349	Israel	NEXPRESS	16	127089	4/13/1999	127089	6/9/2000	Registered
171353	Israel	NEXPRESS	7	127093	4/13/1999	127093	4/6/2000	Registered
171363	Japan	NEXPRESS	37	H11-031335	4/12/1999	4397887	7/7/2000	Registered
171364	Japan	NEXPRESS	41	H11-031336	4/12/1999	4397888	7/7/2000	Registered
171365	Japan	NEXPRESS	42	H11-031337	4/12/1999	4487236	6/29/2001	Registered
171361	Japan	NEXPRESS	7	H11-031332	4/12/1999	4384385	5/19/2000	Registered
171360	Japan	NEXPRESS	1	H11-031331	4/12/1999	4372001	3/31/2000	Registered
171362	Japan	NEXPRESS	9	H11-031333	4/12/1999	4384386	5/19/2000	Registered
171359	Japan	NEXPRESS	16	H11-031334	4/12/1999	4353380	1/21/2000	Registered
171366	New Zealand	NEXPRESS	1	307997	4/15/1999	307997	5/12/2000	Registered
171367	New Zealand	NEXPRESS	7	307998	4/15/1999	307998	5/12/2000	Registered
171368	New Zealand	NEXPRESS	9	307999	4/15/1999	307999	5/12/2000	Registered
171369	New Zealand	NEXPRESS	16	308000	4/15/1999	308000	5/12/2000	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 134

171370	New Zealand	NEXPRESS	37	308001	4/15/1999	308001	5/12/2000	Registered
171371	New Zealand	NEXPRESS	41	308002	4/15/1999	308002	5/12/2000	Registered
171372	New Zealand	NEXPRESS	42	308003	4/15/1999	308003	5/12/2000	Registered
171382	Norway	NEXPRESS	1, 7, 9, 16, 37,	718075	4/12/1999	718075	4/12/1999	Registered
			41, 42
171377	Singapore	NEXPRESS	7	T99/03738J	4/16/1999	T99/03738J	4/16/1999	Registered
171373	Singapore	NEXPRESS	42	T99/03733Z	4/16/1999	T99/03733Z	4/16/1999	Registered
171374	Singapore	NEXPRESS	41	T99/03734H	4/16/1999	T99/03734H	4/16/1999	Registered
171375	Singapore	NEXPRESS	37	T99/03735F	4/16/1999	T99/03735F	4/16/1999	Registered
171376	Singapore	NEXPRESS	16	T99/03736D	4/16/1999	T99/03736D	4/16/1999	Registered
171379	Singapore	NEXPRESS	42	T00/01804D	2/9/2000	T00/01804D	2/9/2000	Registered
171378	Singapore	NEXPRESS	1	T99/03739I	4/16/1999	T99/03739I	4/16/1999	Registered
171383	Switzerland	NEXPRESS	1, 7, 9, 16, 37,	718075	4/12/1999	718075	4/12/1999	Registered
			41, 42
171380	WIPO	NEXPRESS	1, 7, 9, 16, 37,	718075	4/12/1999	718075	4/12/1999	Registered
			41, 42
176265	Canada	NGENUITY	9	1538622	8/5/2011	TMA828674	7/27/2012	Registered
176269	China (People’s Republic Of)	NGENUITY (Stylized in	9	6814063	6/30/2008	6814063	1/7/2013	Registered
		color)
176268	European Union	NGENUITY (Stylized in	9, 16, 42	007010838	6/23/2008	007010838	4/24/2009	Registered
		color)
176266	United States	NGENUITY (Stylized in	9	77452168	4/18/2008	3661753	7/28/2009	Registered
		color)
169617	Australia	NOVAJET	9	642227	10/4/1994	642227	10/4/1994	Registered
169853	Japan	NOVAJET	9			3120238	2/29/1996	Registered
169571	United Kingdom	NOVAJET	9		12/23/1992	1522733	9/27/1996	Registered
158017	Australia	OPTISTAR	9	552830	3/27/1991	552830	2/25/1993	Registered
158012	Australia	OPTISTAR	1	552829	3/27/1991	552829	2/25/1993	Registered
133456	Australia	OPTIWRITER	9	542241	9/18/1990	542241	9/18/1990	Registered
133451	Australia	OPTIWRITER	1	542240	9/18/1990	542240	9/18/1990	Registered
131782	Brazil	OPTIWRITER	9	816520518	11/13/1991	816520518	10/10/1995	Registered
171850	Brazil	OPTIWRITER	1	816520518	11/13/1991	Div. of	10/10/1995	Registered
						816520518
131342	Japan	OPTIWRITER	10	116690/91	11/8/1991	2702557	1/31/1995	Registered
161318	Denmark	ORACLE	9	1974/138	1/8/1974	1975/2403	6/6/1975	Registered
154736	Venezuela	P:CARTON - KODACOLOR	9	13147	9/23/1986	137381	2/22/1989	Registered
		VR-G
152044	United Kingdom	P:GOLD FILM BOX	1	2000961	10/31/1994	2000961	10/31/1994	Registered
152747	Argentina	P:KODACOLOR II 110 FILM	1	2497064	2/25/2004	1985556	7/19/2004	Registered
		CARTON

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 135

130779	Austria	P:KODACOLOR VR	1, 9, 16, 40	AM5630/95	10/4/1995	161890	1/15/1996	Registered
		PLUS/DESIGN
130764	Germany	P:KODACOLOR VR	1, 9, 16, 40	39539623.9	9/29/1995	39539623	5/15/1996	Registered
		PLUS/DESIGN
130759	Germany	P:KODACOLOR VR	1, 16	39540266	10/4/1995	39540266	5/30/1996	Registered
		PLUS/PACKAGING
153448	Argentina	P:STYLIZED CARTON-Y	1	2497065	2/25/2004	1985555	7/19/2004	Registered
		W/R (KODACHROME)
134849	Argentina	P:STYLIZED	1	2513097	5/6/2004	2001849	12/10/2004	Registered
		CARTON-YELLOW
		W/BLUE
131323	New Zealand	PACIFIC	1	257931	1/19/1996	257931	1/19/1996	Registered
135217	South Africa	PAGI-SET	1	94/4165	4/25/1994	94/4165	4/25/1994	Registered
157635	Argentina	PANALURE	1	2465084	10/1/2003	1964893	12/22/2003	Registered
157148	Chile	PANATOMIC	1	688649	5/27/2005	731856	8/25/2005	Registered
157192	Hong Kong	PANATOMIC	1	46/49	1/15/1949	19490862	9/27/1949	Registered
157300	Japan	PANATOMIC	1	S09-020352	10/16/1934	266179	6/22/1935	Registered
157329	Peru	PANATOMIC	1			87167	9/13/1995	Registered
157351	Singapore	PANATOMIC	1			2834	7/14/1939	Registered
157366	Zambia	PANATOMIC	1			770/59	2/8/1993	Registered
152819	United States	PANATOMIC-X	1	113993	2/20/1961	723579	11/7/1961	Registered
173702	Canada	PANDORA		1169125	2/24/2003	TMA628970	12/22/2004	Registered
173490	European Union	PANDORA	9	3792661	4/23/2004	3792661	9/6/2005	Registered
166114	Armenia	PATHE	1, 9	1288	2/12/1996	1825	6/11/1997	Registered
141445	Kazakhstan	PATHE	1, 9	5097	10/29/1993	3111	10/29/1993	Registered
138970	Peru	PATHE	16	214460	1/12/1993	600	6/25/1993	Registered
169632	Argentina	PERFECT TOUCH	16	2399028	11/18/2002	1944907	8/8/2003	Registered
169633	Argentina	PERFECT TOUCH	40	2399029	11/18/2002	1944908	8/8/2003	Registered
174397	Benelux	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169637	Brazil	PERFECT TOUCH	40	825124875	11/14/2002			Pending Application
169636	Brazil	PERFECT TOUCH	16	825124840	11/14/2002	825124840	5/2/2007	Registered
169546	Canada	PERFECT TOUCH	40	1145631	7/2/2002	TMA679777	1/19/2007	Registered
169656	Canada	PERFECT TOUCH		1159168	11/14/2002	TMA678136	12/5/2006	Registered
169638	China (People’s Republic Of)	PERFECT TOUCH	16	3369334	11/14/2002	3369334	9/21/2004	Registered
169639	China (People’s Republic Of)	PERFECT TOUCH	40	3369335	11/14/2002	3369335	6/7/2004	Registered
174398	Cyprus	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174400	Denmark	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174401	Finland	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174402	France	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 136

174404	Greece	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169640	Hong Kong	PERFECT TOUCH	16	200217663/2002	4/4/2003	300142082	1/20/2004	Registered
169641	Hong Kong	PERFECT TOUCH	40	200217664	4/4/2003	300142091	1/20/2004	Registered
174405	Hungary	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169642	India	PERFECT TOUCH	16	1150906	11/15/2002	1150906	11/15/2002	Registered
169644	Indonesia	PERFECT TOUCH	16	D00.2002.26742	11/18/2002	554972	12/15/2003	Registered
				.27031
169645	Indonesia	PERFECT TOUCH	40	J00.2002.26741.	11/18/2002	554971	12/15/2003	Registered
				27030
174406	Ireland	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174407	Italy	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169646	Japan	PERFECT TOUCH	16, 40	96503/2002	11/14/2002	4670574	5/9/2003	Registered
174408	Latvia	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174409	Lithuania	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169650	Mexico	PERFECT TOUCH	16	574851	11/12/2002	771541	11/12/2002	Registered
169651	Mexico	PERFECT TOUCH	40	574852	11/12/2002	771542	11/12/2002	Registered
174410	Monaco	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174411	Morocco	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174413	Poland	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174414	Portugal	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174415	Romania	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174416	Russian Federation	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174417	Serbia and Montenegro	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174418	Slovak Republic	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174419	Slovenia	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174420	Spain	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174421	Sweden	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174422	Switzerland	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169652	Taiwan	PERFECT TOUCH	16	91047423	11/12/2002	1055995	9/1/2003	Registered
169653	Taiwan	PERFECT TOUCH	40	91047424	11/12/2002	185592	8/16/2003	Registered
174423	Turkey	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174424	Ukraine	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
174425	United Kingdom	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
169028	United States	PERFECT TOUCH	40	78/109089	2/15/2002	2720163	5/27/2003	Registered
174395	WIPO	PERFECT TOUCH	40	903186	10/13/2006	903186	10/13/2006	Registered
133180	Uruguay	PHOTO CD (LOGOTYPE)	40		9/23/1992	349185	9/3/1993	Registered
165024	Argentina	PHOTO CD AND DESIGN	9	2417002	3/11/2003	1932555	6/18/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 137

165029	Argentina	PHOTO CD AND DESIGN	16	2417003	3/11/2003	1933059	6/19/2003	Registered
165034	Argentina	PHOTO CD AND DESIGN	40	2417004	3/11/2003	1933060	6/19/2003	Registered
159430	Brazil	PHOTO CD AND DESIGN	40.60	816642648	3/12/1992	816642648	11/16/1993	Registered
159424	Brazil	PHOTO CD AND DESIGN	16.40	816642630	3/12/1992	816642630	10/26/1993	Registered
170048	Brazil	PHOTO CD AND DESIGN	41	816642648	3/12/1992	816642648	11/16/1993	Registered
145226	Chile	PHOTO CD AND DESIGN	16	632632	12/30/2003	687569	3/9/2004	Registered
165087	Chile	PHOTO CD AND DESIGN	9	632631	12/30/2003	687568	3/9/2004	Registered
165317	India	PHOTO CD AND DESIGN	16	538518	10/15/1990	538518	10/15/1990	Registered
165312	India	PHOTO CD AND DESIGN	9	538519	10/15/1990	538519	10/15/1997	Registered
165329	Japan	PHOTO CD AND DESIGN	9	116471/1990	10/16/1990	2664977	5/31/1994	Registered
165324	Japan	PHOTO CD AND DESIGN	1, 9	116470/1990	10/16/1990	2562227	7/30/1993	Registered
163722	Japan	PHOTO CD AND DESIGN	40	189099/1992	9/16/1992	3215226	10/31/1996	Registered
165362	Macao	PHOTO CD AND DESIGN	40	10.502M	11/6/1990	10.502M	7/23/1996	Registered
165357	Macao	PHOTO CD AND DESIGN	16	10.501M	11/6/1990	10.501M	7/23/1996	Registered
165352	Macao	PHOTO CD AND DESIGN	9	10.500M	11/6/1990	10.500M	7/23/1996	Registered
165407	Norway	PHOTO CD AND DESIGN	9, 16, 40, 42	90.6046	11/19/1990	156149	4/29/1993	Registered
165538	Taiwan	PHOTO CD AND DESIGN	93	81-30240	6/20/1992	638111	3/16/1994	Registered
160169	United States	PHOTO CD AND DESIGN	9	74/101482	9/28/1990	1814344	12/28/1993	Registered
165585	Venezuela	PHOTO CD AND DESIGN	9	18246/90	10/26/1990	171833	11/1/1994	Registered
165580	Venezuela	PHOTO CD AND DESIGN	9	18245/90	10/26/1990	171832	11/1/1994	Registered
158524	Argentina	PHOTO CD LOGOTYPE	40	2465097	10/1/2003	1964755	12/19/2003	Registered
158519	Argentina	PHOTO CD LOGOTYPE	16	2465096	10/1/2003	1964754	12/19/2003	Registered
158514	Argentina	PHOTO CD LOGOTYPE	9	2465095	10/1/2003	1964753	12/19/2003	Registered
163222	Bahrain	PHOTO CD LOGOTYPE	40	613/93	5/26/1993	1176	5/26/1993	Registered
163217	Bahrain	PHOTO CD LOGOTYPE	16		5/26/1993	16363	5/26/1993	Registered
163212	Bahrain	PHOTO CD LOGOTYPE	9	611/93	5/26/1993	16362	5/26/1993	Registered
159410	Brazil	PHOTO CD LOGOTYPE	40	816639345	2/28/1992	816639345	11/16/1993	Registered
170050	Brazil	PHOTO CD LOGOTYPE	41	816639345	2/28/1992	816639345	11/16/1993	Registered
145222	Chile	PHOTO CD LOGOTYPE	16	632630	12/30/2003	687567	3/9/2004	Registered
158498	Chile	PHOTO CD LOGOTYPE	9	632629	12/30/2003	687566	3/9/2004	Registered
130938	China (People’s Republic Of)	PHOTO CD LOGOTYPE	9	93016076		697662	7/14/1994	Registered
143192	Democratic Republic of Congo	PHOTO CD LOGOTYPE	9, 16, 40	13/ZAI/93	1/9/1993	RM/RDC/460/20	1/9/1993	Registered
						03
158322	Finland	PHOTO CD LOGOTYPE	9, 16, 40	812/92	2/18/1992	128442	10/5/1993	Registered
144131	Greece	PHOTO CD LOGOTYPE	40, 42	114996	7/8/1993	114996	7/8/1993	Registered
165679	Iceland	PHOTO CD LOGOTYPE	9, 16, 40	1088/1992	11/6/1992	179/1993	2/22/1993	Registered
157522	India	PHOTO CD LOGOTYPE	9	567203	2/10/1992	567203	2/10/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 138

157512	India	PHOTO CD LOGOTYPE	16	567204	2/10/1992	567204	2/10/1992	Registered
158588	Japan	PHOTO CD LOGOTYPE	11	30852/92	3/19/1992	2690615	7/29/1994	Registered
158582	Japan	PHOTO CD LOGOTYPE	1, 9	30851/92	3/19/1992	2686000	7/29/1994	Registered
139593	Laos	PHOTO CD LOGOTYPE	9	2132	6/3/1993	1366	6/4/2003	Registered
170492	Laos	PHOTO CD LOGOTYPE	16	2132	6/3/1993	1367	6/4/2003	Registered
170493	Laos	PHOTO CD LOGOTYPE	40	2132	6/3/1993	1368	6/4/2003	Registered
142044	Macao	PHOTO CD LOGOTYPE	40	12.201M	10/14/1992	12.201M	7/23/1996	Registered
142040	Macao	PHOTO CD LOGOTYPE	16	12.200M	10/14/1992	12.200M	7/23/1996	Registered
139583	Myanmar	PHOTO CD LOGOTYPE	9, 16, 40			3664/1993	11/30/1993	Registered
160433	New Zealand	PHOTO CD LOGOTYPE	40	219436	6/29/1992	219436	6/29/1992	Registered
160428	New Zealand	PHOTO CD LOGOTYPE	16	219435	6/29/1992	219435	6/29/1992	Registered
160423	New Zealand	PHOTO CD LOGOTYPE	9	219434	6/29/1992	219434	6/29/1992	Registered
158576	South Korea	PHOTO CD LOGOTYPE	41	92-815	2/29/1992	41-20607	7/16/1993	Registered
158566	South Korea	PHOTO CD LOGOTYPE	1, 9	92-5394	2/29/1992	40-260267	3/31/1993	Registered
158313	Sweden	PHOTO CD LOGOTYPE	9, 16, 40	92-1040	2/4/1992	249383	5/28/1993	Registered
158485	Taiwan	PHOTO CD LOGOTYPE	93	81-30237	6/20/1992	638151	3/16/1994	Registered
163392	Thailand	PHOTO CD LOGOTYPE	40	240200	1/27/1993	Bor4376	1/27/1993	Registered
163385	Thailand	PHOTO CD LOGOTYPE	16	240199	1/27/1993	Kor12634	1/27/1993	Registered
163379	Thailand	PHOTO CD LOGOTYPE	9	240198	1/27/1993	Kor18278	9/25/1994	Registered
158471	Venezuela	PHOTO CD LOGOTYPE	9	6152/92	3/30/1992	169805	10/7/1994	Registered
141447	Cyprus	PHOTO CD LOGOTYPE	9	38372	5/5/1993	B38372	5/5/1993	Registered
		AND DESIGN
141457	Cyprus	PHOTO CD LOGOTYPE	40	38374	5/5/1993	B38374	5/5/1993	Registered
		AND DESIGN
141453	Cyprus	PHOTO CD LOGOTYPE	16	38373	5/5/1993	B38373	5/5/1993	Registered
		AND DESIGN
141348	Iran	PHOTO CD LOGOTYPE	9, 16, 35	110325	11/30/1993	72228	2/17/1994	Registered
		AND DESIGN
141365	Jordan	PHOTO CD LOGOTYPE	16	32327	5/22/1993	32327	5/22/1993	Registered
		AND DESIGN
141360	Jordan	PHOTO CD LOGOTYPE	9	32141	5/22/1993	32141	5/22/1993	Registered
		AND DESIGN
141396	Oman	PHOTO CD LOGOTYPE	40	8656	7/4/1993	8656	7/2/2001	Registered
		AND DESIGN
141392	Oman	PHOTO CD LOGOTYPE	16	8655	7/4/1993	8655	7/2/2001	Registered
		AND DESIGN
141386	Oman	PHOTO CD LOGOTYPE	9	8654	7/4/1993	8654	7/2/2001	Registered
		AND DESIGN
141437	Pakistan	PHOTO CD LOGOTYPE	16	120485	5/31/1993	120485	5/31/1993	Registered
		AND DESIGN

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 139

141434	Pakistan	PHOTO CD LOGOTYPE	9	120486	5/31/1993	120486	5/31/1993	Registered
		AND DESIGN
141400	Qatar	PHOTO CD LOGOTYPE	9	10898	5/23/1993	10898	6/13/2000	Registered
		AND DESIGN
141410	Qatar	PHOTO CD LOGOTYPE	40	10900	5/23/1993	10900	6/13/2000	Registered
		AND DESIGN
141406	Qatar	PHOTO CD LOGOTYPE	16	10899	5/23/1993	10899	6/13/2000	Registered
		AND DESIGN
141416	Syria	PHOTO CD LOGOTYPE	9, 16, 40		3/22/1994	26576	11/21/2004	Registered
		AND DESIGN
157429	Argentina	PHOTO CENTER	9	2465089	10/1/2003	1964896	12/22/2003	Registered
157439	Argentina	PHOTO CENTER	40	2465091	10/1/2003	1964898	12/22/2003	Registered
157434	Argentina	PHOTO CENTER	16	2465090	10/1/2003	1964897	12/22/2003	Registered
157424	Argentina	PHOTO CENTER	1	2465088	10/1/2003	1964895	12/22/2003	Registered
150202	Argentina	PHOTO YCC	9	2444066	7/14/2003	1950429	9/12/2003	Registered
153556	Germany	PHOTO YCC	9	E33211/9 WZ	7/21/1993	2066064	5/30/1994	Registered
150251	Norway	PHOTO YCC	9	91.4575	9/10/1991	156770	6/3/1993	Registered
150246	South Korea	PHOTO YCC	9	25766-91	9/4/1991	40-258777	2/22/1993	Registered
166857	Canada	PHOTOCHAT	42	876850	4/30/1998	535700	10/25/2000	Registered
144728	Greece	PHOTO-FLO	1	84916	2/19/1987	84916	2/19/1987	Registered
167732	Taiwan	PHOTO-FLO	1	88029814	6/17/1999	910827	11/1/2000	Registered
170215	India	PHOTOGRAPHER	16	1211664	7/4/2003	1211664	7/4/2003	Registered
		ON-CALL PROGRAM
		FROM KODAK & DESIGN
171227	Vietnam	PHOTOGRAPHER	41	4-2004-09201	9/7/2004	70974	3/28/2006	Registered
		ON-CALL PROGRAM
		FROM KODAK & DESIGN
		(VIETNAMESE)
148719	Australia	PHOTOLIFE	9	A519810		A519810	9/25/1996	Registered
139154	Brazil	PHOTOLIFE	9.3, 9.8	819636347	11/1/1996	819636347	8/3/1999	Registered
140056	Canada	PHOTOLIFE		829617	11/21/1996	483437	10/1/1997	Registered
139158	Chile	PHOTOLIFE	9	776092	6/5/2007	800098	7/29/2007	Registered
139163	China (People’s Republic Of)	PHOTOLIFE	9	960126453	11/15/1996	1139429	12/28/1997	Registered
148721	Denmark	PHOTOLIFE	9	7300/86	11/6/1986	842/89	3/3/1989	Registered
148725	Finland	PHOTOLIFE	9	T198604436	11/6/1986	103814	4/20/1989	Registered
148739	Greece	PHOTOLIFE	9	84268	12/1/1986	84268	5/17/1989	Registered
139167	Hong Kong	PHOTOLIFE	9	13445/1996	10/25/1996	1998B05837	10/25/1996	Registered
139192	Malaysia	PHOTOLIFE	9	96/15563	12/26/1996	96/15563	12/26/1996	Registered
139197	Mexico	PHOTOLIFE	9, 28	277966	10/25/1996	536218	10/25/1996	Registered
148845	New Zealand	PHOTOLIFE	9			196374	9/26/1996	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 140

148841	Norway	PHOTOLIFE	9	86.4387	11/4/1986	132756	7/14/1988	Registered
139203	Peru	PHOTOLIFE	9	24672	10/29/1996	32957	1/23/1997	Registered
139208	Singapore	PHOTOLIFE	9	T96/12075I	11/6/1996	T96/12075I	11/6/1996	Registered
139212	South Africa	PHOTOLIFE	9	96/15162	10/24/1996	96/15162	10/24/1996	Registered
139187	South Korea	PHOTOLIFE	9	96-49661	11/7/1996	395769	2/17/1998	Registered
148848	Sweden	PHOTOLIFE	9	86-8537	11/5/1986	214543	8/18/1989	Registered
139217	Taiwan	PHOTOLIFE	9	85054421	10/24/1996	782899	11/1/1997	Registered
139222	Thailand	PHOTOLIFE	9	388795	6/4/1999	Kor107210	6/4/1999	Registered
151995	United Kingdom	PHOTOLIFE	9	2000920	10/31/1994	2000920	10/31/1994	Registered
139227	Venezuela	PHOTOLIFE	9	19624	11/14/1996	P-202043	10/31/1997	Registered
167217	Canada	PICTURE GUARD		890257	9/24/1998	TMA551,368	9/21/2001	Registered
167199	Germany	PICTURE MAKER	16, 42	39848975.0/42	8/27/1998	39848975	5/6/2003	Registered
167791	Canada	PICTURE PLAYGROUND		1019614	6/18/1999	546957	6/21/2001	Registered
176131	Argentina	PLAYFULL	9	3034525	9/29/2010			Pending Application
176180	Austria	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176181	Benelux	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176133	Brazil	PLAYFULL	9	903005719	9/30/2010			Pending Application
176135	Canada	PLAYFULL	9	1497515	9/28/2010	TMA824709	5/24/2012	Registered
176136	Chile	PLAYFULL	9	922747	9/29/2010	914451	3/30/2011	Registered
176182	Denmark	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176183	Finland	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176184	France	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176185	Germany	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176186	Greece	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176138	Hong Kong	PLAYFULL	9	301724544	9/28/2010	301724544	9/28/2010	Registered
176187	Hungary	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176140	Indonesia	PLAYFULL	9	D00.2010.03597	10/7/2010	IDM000339956	11/28/2011	Registered
				6
176188	Ireland	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176189	Italy	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176190	Japan	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176141	Mexico	PLAYFULL	9	1122776	9/28/2010	1225017	6/29/2011	Registered
176191	Norway	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176192	Poland	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176193	Portugal	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176194	Russian Federation	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176195	Singapore	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 141

176197	Spain	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176198	Sweden	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176199	Switzerland	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176142	Taiwan	PLAYFULL	9	099048344		1478835	10/16/2011	Registered
176200	Turkey	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176201	United Kingdom	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
176145	United States	PLAYFULL	9	85145641	10/5/2010	4154831	6/5/2012	Registered
176143	Venezuela	PLAYFULL	9	16203-10	9/28/2010	P312289	11/10/2011	Registered
176179	WIPO	PLAYFULL	9	1069865	2/25/2011	1069865	2/25/2011	Registered
175928	Albania	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175916	Argentina	PLAYSPORT	9	2968914	12/28/2009	2403197	10/29/2010	Registered
175929	Australia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175930	Austria	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175931	Belarus	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175932	Benelux	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175933	Bulgaria	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175918	Canada	PLAYSPORT		1464115	12/23/2009	TMA783923	12/1/2010	Registered
175934	China (People’s Republic Of)	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175935	Croatia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175936	Cyprus	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175937	Czech Republic	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175938	Denmark	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175939	Estonia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175940	Finland	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175941	France	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175942	Georgia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175943	Germany	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175944	Greece	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175920	Hong Kong	PLAYSPORT	9	301508346	12/24/2009	301508346	6/9/2010	Registered
175945	Hungary	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175946	Iceland	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175921	India	PLAYSPORT	9	1901185	12/24/2009			Pending Application
175922	Indonesia	PLAYSPORT	9	D00.2009.04276	12/31/2009	IDM000311655	6/27/2011	Registered
				8
175947	Iran	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175948	Ireland	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175949	Italy	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 142

175950	Japan	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175951	Kenya	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175952	Kyrgyz Republic	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175953	Latvia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175954	Liechtenstein	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175955	Lithuania	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175956	Macedonia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175924	Mexico	PLAYSPORT	9	1058084	1/7/2010	1143577	2/17/2010	Registered
175957	Monaco	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175958	Montenegro (Republic of)	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175959	Morocco	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175960	Norway	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175961	Poland	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175962	Portugal	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175963	Romania	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175964	Russian Federation	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175965	Serbia (Republic of)	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175966	Singapore	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175967	Slovak Republic	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175968	Slovenia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175923	South Korea	PLAYSPORT	9	40-2009-63754	12/24/2009	40-860358	4/8/2011	Registered
175969	Spain	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175970	Sweden	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175971	Switzerland	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175972	Syria	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175925	Taiwan	PLAYSPORT	9	098058320	12/25/2009	1436666	11/1/2010	Registered
175973	Turkey	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175974	Turkmenistan	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175975	Ukraine	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175976	United Kingdom	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175915	United States	PLAYSPORT	9	77899209	12/22/2009	4056887	11/15/2011	Registered
175926	Venezuela	PLAYSPORT	9	2968914	12/28/2009			Pending Application
175977	Vietnam	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175927	WIPO	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175978	Zambia	PLAYSPORT	9	1025157	12/27/2009	1025157	12/27/2009	Registered
175994	Albania	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175995	Australia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 143

175996	Austria	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175997	Belarus	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175999	Bulgaria	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175982	Canada	PLAYTOUCH		1466544	1/21/2010	TMA787364	1/14/2011	Registered
176000	China (People’s Republic Of)	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176001	Croatia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176002	Cyprus	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176003	Czech Republic	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176004	Denmark	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176005	Estonia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176006	Finland	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176008	Georgia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176009	Germany	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176010	Greece	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176011	Hungary	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176012	Iceland	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175986	Indonesia	PLAYTOUCH	9	D00.2010.00353	1/29/2010	IDM000312323	6/27/2011	Registered
				3
176014	Ireland	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176015	Italy	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176016	Japan	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176017	Kenya	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176018	Kyrgyz Republic	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176019	Latvia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176020	Liechtenstein	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176021	Lithuania	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176022	Macedonia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175988	Mexico	PLAYTOUCH	9	1061656	1/21/2010	1180842	9/27/2010	Registered
176023	Monaco	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176024	Montenegro (Republic of)	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176025	Morocco	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176026	Norway	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176028	Portugal	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176029	Romania	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176030	Russian Federation	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176031	Serbia (Republic of)	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176032	Slovak Republic	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 144

176033	Slovenia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176034	Spain	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176035	Sweden	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176036	Switzerland	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176037	Syria	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175989	Taiwan	PLAYTOUCH	9	099003384	1/22/2010	1434668	10/16/2010	Registered
176038	Turkey	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176039	Turkmenistan	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176040	Ukraine	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176041	United Kingdom	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175991	United States	PLAYTOUCH	9	77918209	1/20/2010	3924114	2/22/2011	Registered
175990	Venezuela	PLAYTOUCH	9	848-10	1/22/2010	P307809	3/5/2011	Registered
176042	Vietnam	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
175993	WIPO	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
176043	Zambia	PLAYTOUCH	9	1028584	1/28/2010	1028584	1/28/2010	Registered
166116	Andorra	PLUS-X	1	3683	1/14/1997	2479	1/14/1997	Registered
150385	Argentina	PLUS-X	1	2979579	2/16/2010	2423097	2/7/2011	Registered
150396	Bulgaria	PLUS-X	1, 9, 16			825	4/16/1993	Registered
150425	Greece	PLUS-X	1	84900	2/18/1987	84900	2/18/1987	Registered
150526	India	PLUS-X	1		10/8/1942	6308	3/23/1945	Registered
150517	Indonesia	PLUS-X	9	D97 19747		IDM000158963	3/15/1998	Registered
150529	Iran	PLUS-X	1		3/7/1956	15321		Registered
150523	Israel	PLUS-X	1	15068	1/8/1956	15068	12/22/1958	Registered
150531	Japan	PLUS-X	18			1359527	11/30/1978	Registered
150546	Mexico	PLUS-X	9	87531	5/6/1939	97909	9/12/1959	Registered
150569	Poland	PLUS-X	1	96503	2/8/1991	71228	2/8/1991	Registered
150590	South Africa	PLUS-X	1	65/4514	11/4/1965	65/4514	11/4/1965	Registered
150583	Venezuela	PLUS-X	1	1739	3/14/1997	26811	6/23/1952	Registered
150591	Zambia	PLUS-X	1		5/8/1977	B780/59	5/8/1977	Registered
150572	Zimbabwe	PLUS-X	1			B780/59	1/26/1943	Registered
143751	Canada	P-MAX		732775	7/12/1993	430807	7/22/1994	Registered
144051	Denmark	P-MAX	1	1993/04765	7/23/1993	1993/07951	11/12/1993	Registered
144055	Finland	P-MAX	1	3255/93	7/22/1993	135483	12/20/1994	Registered
144060	Greece	P-MAX	1	115204	7/22/1993	115204	7/22/1993	Registered
144068	Norway	P-MAX	1	933457	7/20/1993	164261	8/18/1994	Registered
166342	Poland	P-MAX	1	Z-142264	1/11/1995	R-95517	1/11/1995	Registered
144072	Sweden	P-MAX	1	93-6261	7/7/1993	256172	3/4/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 145

164196	United States	P-MAX	1	74/296810	7/23/1992	1796685	10/5/1993	Registered
130902	Madagascar	PMT		95/00825D	7/13/1995	1590	7/13/1995	Registered
145539	Denmark	POCKET INSTAMATIC	9	1972/02975	8/14/1972	1973/00837	3/23/1973	Registered
157640	Argentina	POLYCONTRAST	1	2465083	10/1/2003	1964892	12/22/2003	Registered
156370	Denmark	POLYMATIC	1, 7, 9, 16	1980/5220	11/26/1980	1984/363	1/27/1984	Registered
131140	Argentina	POLYMAX	1	2609918	8/8/2005	2071639	3/10/2006	Registered
168328	Brazil	POLYMAX	1	200018973	3/4/1996	200018973	12/26/2001	Registered
152078	Denmark	POLYMAX	1, 9, 16	07987/90	10/18/1990	10636/92	11/20/1992	Registered
152081	Finland	POLYMAX	1, 9, 16	5249/90	10/17/1990	123392	12/7/1992	Registered
152098	Greece	POLYMAX	1, 9, 16	101502	11/6/1990	101502	11/17/1993	Registered
152212	Japan	POLYMAX	1, 9	14494/1991		2531679	4/28/1993	Registered
152222	New Zealand	POLYMAX	1	208088	2/8/1991	208088	2/8/1991	Registered
152215	Norway	POLYMAX	1, 9	90.5656	10/30/1990	155885	4/1/1993	Registered
150042	South Africa	POLYMAX	16	94/4140	4/25/1994	94/4140	4/25/1994	Registered
150039	South Africa	POLYMAX	1	94/4139	4/25/1994	94/4139	4/25/1994	Registered
152229	Sweden	POLYMAX	1, 9, 16	90-9546	10/18/1990	250700	8/13/1993	Registered
160178	United States	POLYMAX	1	74/186784	1/18/1991	1773331	5/25/1993	Registered
166024	Argentina	PORTRA	1	2844822	8/4/2008	2299458	7/2/2009	Registered
166053	Australia	PORTRA	1	733506	5/1/1997	733506	5/1/1997	Registered
166776	Brazil	PORTRA	9.45	820545449	2/5/1998	820545449	12/14/1999	Registered
166777	Canada	PORTRA		843979	5/2/1997	521277	1/11/2000	Registered
170897	Chile	PORTRA	1	630709		694889	6/9/2004	Registered
167211	Denmark	PORTRA	1	1998/3894	9/10/1998	1999/528	2/16/1999	Registered
167210	Finland	PORTRA	1	T199802967	9/8/1998	214741	7/15/1999	Registered
167212	Ireland	PORTRA	1	98/3642	9/8/1998	213704	9/8/1998	Registered
166032	Japan	PORTRA	1	112729/1997	5/1/1997	4189160	9/18/1998	Registered
166668	Mexico	PORTRA	1		5/8/1997	548907	5/23/1997	Registered
167213	Norway	PORTRA	1	1998 08112	9/9/1998	198377	7/14/1999	Registered
165946	South Africa	PORTRA	1	97/06513	5/2/1997	97/06513	5/2/1997	Registered
167214	Sweden	PORTRA	1	98-6754	9/9/1998	340950	10/6/2000	Registered
166050	Taiwan	PORTRA	1	86021558	5/1/1997	794142	2/1/1998	Registered
159324	Thailand	PORTRAIT LS STUDIOS &	42	249281	7/28/1993	Bor2397	7/28/1993	Registered
		D:NEW LIFESTYLES
		STUDIO
159320	Thailand	PORTRAIT LS STUDIOS &	40	249280	7/28/1993	Bor2398	7/28/1993	Registered
		D:NEW LIFESTYLES
		STUDIO
131839	Canada	PORTRAITS & MORE		803073	1/31/1996	516202	9/13/1999	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 146

165562	Denmark	PRECISION LINE	1	3847/77	9/26/1977	1323/78	4/14/1978	Registered
165567	Finland	PRECISION LINE	1	4283/77	9/22/1977	81907	6/21/1982	Registered
165688	Iceland	PRECISION LINE	1	864/1991	9/26/1991	48/1992	1/23/1992	Registered
165692	Japan	PRECISION LINE	1, 9	135400/1987	12/2/1987	2202425	1/30/1990	Registered
165703	Sweden	PRECISION LINE	1	77-4193	9/13/1977	162851	3/31/1978	Registered
173703	Canada	PREPS		1169191	2/24/2003	TMA629052	12/22/2004	Registered
173493	European Union	PREPS	9	3791233	4/23/2004	3791233	9/2/2005	Registered
173494	Japan	PREPS	9	2004-039101	4/23/2004	4820143	11/19/2004	Registered
174278	Canada	PRESS AIM		1007175	3/2/1999	TMA541243	2/16/2001	Registered
165073	Sweden	PRIME	1	92-6958	8/4/1992	246638	2/12/1993	Registered
160192	United States	PRIME	1	270701	4/30/1992	1799901	10/19/1993	Registered
157041	Canada	PRIMETIME		774916	2/9/1995	490373	2/20/1998	Registered
173505	Argentina	PRINERGY	9	2993715	4/9/2010	2430083	4/26/2000	Registered
173506	Australia	PRINERGY	9	787663	3/5/1999	787663	3/5/1999	Registered
173507	Brazil	PRINERGY	9	821688308	6/2/1999	821688308	1/4/2005	Registered
173705	Canada	PRINERGY		1007437	3/3/1999	TMA537313	11/20/2000	Registered
173508	Chile	PRINERGY	9	884124	11/9/2009	873184	12/16/2009	Registered
173509	China (People’s Republic Of)	PRINERGY	9	9900051827	5/13/1999	1477683	11/21/2000	Registered
173511	Czech Republic	PRINERGY	9	140669	3/5/1999	223544	3/23/2000	Registered
173510	European Union	PRINERGY	9	1094408	3/4/1999	1094408	6/14/2000	Registered
173512	Hong Kong	PRINERGY	9	1999/2618	3/4/1999	00813	1/13/2000	Registered
173514	Indonesia	PRINERGY	9	D99-9618	6/9/1999	458356	12/18/2000	Registered
173515	Israel	PRINERGY	9	126330	3/7/1999	126330	4/6/2000	Registered
173516	Japan	PRINERGY	9	1999-019828	3/5/1999	4378383	4/21/2000	Registered
173517	Malaysia	PRINERGY	9	2003/01337	1/31/2003	2003/01337	9/21/2005	Registered
173518	Mexico	PRINERGY	9	368106	3/18/1999	660957	6/27/2000	Registered
173519	New Zealand	PRINERGY	9	306006	3/4/1999	306006	8/31/1999	Registered
173520	Norway	PRINERGY	9	1999 02302	3/4/1999	204262	8/24/2000	Registered
173521	Philippines	PRINERGY	9	4-1999-001489	3/3/1999	4-1999-001489	3/10/2006	Registered
173522	Poland	PRINERGY	9	Z-198846	3/8/1999	R137931	5/7/2002	Registered
173523	Russian Federation	PRINERGY	9	99702866	3/4/1999	190824	7/12/2000	Registered
173524	Saudi Arabia	PRINERGY	9	49734	6/15/1999	574/3	6/19/2001	Registered
173525	Singapore	PRINERGY	9	T99/02213H	3/6/1999	T9902213H	2/5/1999	Registered
173527	South Africa	PRINERGY	9	99/03360	3/3/1999	99/03360	4/4/2002	Registered
173526	South Korea	PRINERGY	9	99-6471	3/4/1999	466259	3/7/2000	Registered
173528	Switzerland	PRINERGY	9	99-02016	3/5/1999	464565	3/5/1999	Registered
173530	Thailand	PRINERGY	9	390803	6/25/1999	Kor108023	2/7/2000	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 147

173532	United States	PRINERGY	9	75637976	2/5/1999	2388655	9/19/2000	Registered
173538	United States	PRINERGY POWERPACK	9	76/278991	7/2/2001	2674162	1/14/2003	Registered
162314	Brazil	PRO CENTER	9	816814163	7/28/1992	816814163	1/25/1994	Registered
162308	Brazil	PRO CENTER	1	816814171	7/28/1992	816814171	2/8/1994	Registered
162323	Brazil	PRO CENTER	40	816814155	7/28/1992	816814155	4/12/1994	Registered
162317	Brazil	PRO CENTER	16	816815666	7/30/1992	816815666	3/29/1994	Registered
171157	Brazil	PRO CENTER	41	816814155	7/28/1992	816814155	4/12/1994	Registered
166815	Cyprus	PRO CENTER	42	50162	4/10/1998	50162	4/10/1998	Registered
140165	Greece	PRO CENTER	42	131744	12/30/1996	131744	12/17/1998	Registered
166360	Pakistan	PRO CENTER	9	144278	10/9/1997	144278	10/9/1997	Registered
166359	Pakistan	PRO CENTER	1	144283	10/9/1997	144283	10/9/1997	Registered
135273	Peru	PRO CENTER	1	223992	7/8/1993	2715	11/17/1993	Registered
135268	Peru	PRO CENTER	9	223993	7/8/1993	2716	11/17/1993	Registered
135263	Peru	PRO CENTER	16	223994	7/8/1993	2717	11/17/1993	Registered
140183	South Africa	PRO CENTER	42	96/16947	11/28/1996	96/16947	11/28/1996	Registered
140174	Turkey	PRO CENTER	35, 41	18272	12/9/1996	179492	12/9/1996	Registered
166508	Canada	PRO CENTRE & DESIGN		806587		TMA528613	5/30/2000	Registered
169199	Argentina	PRO IMAGE	1	2368542	3/11/2002	1916650	3/5/2003	Registered
147967	Bangladesh	PRO IMAGE	1	39800	1/23/1994			Pending Application
167810	Brazil	PRO IMAGE	1	822045290	9/22/1999	822045290	9/23/2003	Registered
147946	Cambodia (Kampuchea)	PRO IMAGE	1	4097	1/21/1994	4095	1/31/1994	Registered
169395	Chile	PRO IMAGE	1	569217	5/31/2002	642747	9/23/2002	Registered
171122	Chile	PRO IMAGE	42	646004	5/4/2004	722136	4/4/2005	Registered
169396	Colombia	PRO IMAGE	1	02/046999	5/31/2002	265737	4/22/2003	Registered
147943	Indonesia	PRO IMAGE	1	1662	1/31/1994	IDM000013518	4/18/1995	Registered
147953	Laos	PRO IMAGE	1	2757	3/3/1994	2501	7/22/1994	Registered
169401	Mexico	PRO IMAGE	1	549527	5/31/2002	754024	5/31/2002	Registered
147957	Myanmar	PRO IMAGE	1			920/1994	4/7/1994	Registered
147971	Nepal	PRO IMAGE	1					Pending Application
169397	Panama	PRO IMAGE	1	122274-01	7/25/2002	122274-01	7/25/2002	Registered
169398	Peru	PRO IMAGE	1	490720	4/19/2012	83123	9/11/2002	Registered
147977	Sri Lanka	PRO IMAGE	1	69791	3/22/1994	69791	3/22/1994	Registered
169399	Uruguay	PRO IMAGE	1	440956	11/14/2012	341602	2/14/2003	Registered
169400	Venezuela	PRO IMAGE	1	8215-02	6/3/2002			Pending Application
147959	Vietnam	PRO IMAGE	1	17092	2/26/1994	14333	11/24/1994	Registered
131152	Argentina	PRO PASSPORT	16	2579879	3/30/2005	2051523	11/10/2005	Registered
147649	Denmark	PRO PASSPORT	9, 16, 35, 41, 42	1989/08746	11/23/1989	1993/00471	1/22/1993	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 148

147653	Finland	PRO PASSPORT	9, 16, 35, 42	6008/1989	11/23/1989	140737	11/20/1995	Registered
144137	Greece	PRO PASSPORT	35, 36, 40, 42	114997	7/8/1993	114997	7/8/1993	Registered
139103	Philippines	PRO-CENTER	1	4-1996-114039	9/19/1996	4-1996-114039	1/20/2003	Registered
139514	United Kingdom	PRO-DIREKT	35	2113595	10/22/1996	2113595	10/22/1996	Registered
168267	Cyprus	PROFOTO	1	56898	6/28/2000	56898	6/28/2000	Registered
168268	Ghana	PROFOTO	1	31443	8/7/2000	31443	8/7/2000	Registered
131255	Kenya	PROFOTO	1	44096	3/7/1996	44096	3/7/1996	Registered
168145	Nigeria	PROFOTO	1	TP44942	4/25/2000	61759	9/19/2000	Registered
131242	Pakistan	PROFOTO	1	134518	3/4/1996	134518	3/4/1996	Registered
130502	South Africa	PROFOTO	1	95/15844	11/29/1995	95/15844	11/29/1995	Registered
131251	Syria	PROFOTO	1	782-42-129608	9/15/1996	28675	2/20/2006	Registered
168143	Tanganyika (Tanzania Rep.)	PROFOTO	1	27925	5/5/2000	27925	5/5/2000	Registered
168155	Uganda	PROFOTO	1	23190	4/26/2000	23190	4/26/2000	Registered
156047	Croatia	PROFOTO (STYLIZED)	1	Z 950033A	1/3/1995	Z 950033A	6/30/1997	Registered
156008	Estonia	PROFOTO (STYLIZED)	1	9500012	1/4/1995	22263	2/7/1997	Registered
154234	Greece	PROFOTO (STYLIZED)	1, 9, 16, 40	113650	4/8/1993	113650	4/8/1993	Registered
156003	Hungary	PROFOTO (STYLIZED)	1	M9500005	1/3/1995	153633	9/9/1998	Registered
156013	Latvia	PROFOTO (STYLIZED)	1	M-95-11	1/4/1995	38436	10/20/1997	Registered
156043	Lithuania	PROFOTO (STYLIZED)	1	95 0175	1/13/1995	27887	5/28/1998	Registered
130897	Madagascar	PROFOTO (STYLIZED)		95/00826D	7/13/1995	1591	7/13/1995	Registered
167577	Tunisia	PROFOTO (STYLIZED)	1, 9, 16, 40			EE990495	4/7/1999	Registered
162629	Ukraine	PROFOTO (STYLIZED)	1	95010133/T	1/17/1995	12887	7/19/1999	Registered
171827	Argentina	PROLAB	35	2581361	4/5/2005			Pending Application
171834	Argentina	PROLAB	40	2581362	4/5/2005			Pending Application
171331	Bolivia	PROLAB	35	SM-3718	11/18/2004	108710-C	6/4/2007	Registered
171332	Bolivia	PROLAB	40	SM-3719	11/18/2004	108712-C	6/4/2007	Registered
171828	Brazil	PROLAB	35	827340532	4/12/2005	827340532	12/4/2007	Registered
171836	Chile	PROLAB	40	681989	4/5/2005	737215	10/26/2005	Registered
171837	Colombia	PROLAB	40	T2005/029271	4/4/2005	305451	11/17/2005	Registered
171829	Colombia	PROLAB	35	T2005/029272	4/4/2005	305445	11/17/2005	Registered
171838	Mexico	PROLAB	42	709899	4/1/2005	924955	4/1/2005	Registered
171830	Mexico	PROLAB	35	709898	4/1/2005	954020	4/1/2005	Registered
171839	Peru	PROLAB	40	238025	4/8/2005	42878	8/17/2006	Registered
171833	Venezuela	PROLAB	35	7030/05	4/8/2005	30570	2/16/2006	Registered
147460	Denmark	PROMISE OF EXCELLENCE	16, 40, 42	1994/128	1/4/1994	1994/4507	7/8/1994	Registered
		& DESIGN
173708	Canada	PROOFSETTER		1097787	3/28/2001	TMA612202	6/7/2004	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 149

173545	Israel	PROOFSETTER	9	144492	12/3/2000	144492	5/3/2002	Registered
173709	Canada	PROOFSETTER SPECTRUM		873897	3/31/1998	TMA521775	1/19/2000	Registered
173548	European Union	PROOFSETTER SPECTRUM	9	863647	6/29/1998	863647	10/15/1999	Registered
173549	Israel	PROOFSETTER SPECTRUM	9	144039	11/19/2000	144039	5/3/2002	Registered
141354	Peru	PRO-PASSPORT	9	223999	7/8/1993	2721	11/17/1993	Registered
141342	Peru	PRO-PASSPORT	1	223998	7/8/1993	2720	11/17/1993	Registered
169105	China (People’s Republic Of)	PROSHOTS	40	3104985	3/4/2002	3104985	6/7/2003	Registered
175640	Argentina	PROSPER	2	2919010	6/2/2009	2472547	11/4/2011	Registered
175641	Argentina	PROSPER	7	2919011	6/2/2009	2356938	3/31/2010	Registered
175642	Argentina	PROSPER	9	2919012	6/2/2009	2356937	3/31/2010	Registered
175672	Australia	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175673	Austria	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175674	Benelux	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175643	Brazil	PROSPER	2	830306811	6/9/2009	830306811	3/27/2012	Registered
175644	Brazil	PROSPER	7	830306803	6/9/2009	830306803	3/27/2012	Registered
175675	Bulgaria	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175646	Canada	PROSPER		1439822	5/29/2009			Pending Application
175647	Chile	PROSPER	2, 7	866068	6/2/2009	908101	1/19/2011	Registered
175676	China (People’s Republic Of)	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175677	Croatia	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175678	Cyprus	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175679	Czech Republic	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175680	Denmark	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175681	Finland	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175682	France	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175683	Germany	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175684	Greece	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175685	Hungary	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175686	Iceland	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175656	India	PROSPER	2, 7, 9	1824957	6/2/2009			Pending Application
175659	Indonesia	PROSPER	2	D00.2009.02030	6/19/2009	IDM000285151	12/16/2010	Registered
				3
175660	Indonesia	PROSPER	7	D00.2009.02030	6/19/2009			Pending Application
				4
175661	Indonesia	PROSPER	9	D00.2009.02030	6/19/2009	IDM000282708	12/2/2010	Registered
				5
175687	Iran	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175688	Ireland	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 150

175689	Italy	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175690	Japan	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175691	Kenya	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175692	Latvia	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175693	Liechtenstein	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175694	Lithuania	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175695	Macedonia	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175663	Mexico	PROSPER	7	1009653	6/1/2009	1167921	7/12/2010	Registered
175662	Mexico	PROSPER	2	1009654	6/1/2009	1109499	7/8/2009	Registered
175696	Monaco	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175697	Morocco	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175698	Norway	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175699	Poland	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175700	Portugal	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175701	Romania	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175702	Russian Federation	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175703	Serbia (Republic of)	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175704	Singapore	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175705	Slovak Republic	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175706	Slovenia	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175707	South Korea	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175708	Spain	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175709	Sweden	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175710	Switzerland	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175665	Taiwan	PROSPER	2, 7	098023080	6/2/2009	1438483	11/1/2010	Registered
175711	Turkey	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175712	Ukraine	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175713	United Kingdom	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175639	United States	PROSPER	2, 7	77747478	5/29/2009	4099413	2/14/2012	Registered
175670	Venezuela	PROSPER	9	9003-09	6/4/2009	304195	6/3/2010	Registered
175669	Venezuela	PROSPER	7	9002-09	6/4/2009	304194	6/3/2010	Registered
175668	Venezuela	PROSPER	2	9001-09	6/4/2009	304193	6/3/2010	Registered
175714	Vietnam	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175671	WIPO	PROSPER	2, 7	1009562	6/3/2009	1009562	6/3/2009	Registered
175867	Albania	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175868	Australia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175869	Austria	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 151

175870	Belarus	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175871	Benelux	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175853	Brazil	PULSE	9	830435565	11/6/2009			Pending Application
175854	Canada	PULSE	9	1456742	10/26/2009	TMA823838	5/10/2012	Registered
175855	Chile	PULSE	9	883201	10/30/2009			Pending Application
175873	China (People’s Republic Of)	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175874	Croatia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175875	Cyprus	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175876	Czech Republic	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175877	Denmark	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175880	France	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175881	Georgia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175882	Germany	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175883	Greece	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175856	Hong Kong	PULSE	9	301458199	10/27/2009	301458199	3/26/2010	Registered
175884	Hungary	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175885	Iceland	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175857	India	PULSE	9	1877659	10/28/2009			Pending Application
175858	Indonesia	PULSE	9	D00.2009.03598	11/6/2009			Pending Application
				7
175886	Ireland	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175887	Italy	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175888	Kenya	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175889	Kyrgyz Republic	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175890	Latvia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175891	Liechtenstein	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175892	Lithuania	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175893	Macedonia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175894	Monaco	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175895	Montenegro (Republic of)	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175896	Morocco	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175861	New Zealand	PULSE	9	814849	10/27/2009	814849	10/27/2009	Registered
175897	Norway	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175898	Poland	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175899	Portugal	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175900	Romania	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175901	Russian Federation	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 152

175902	Serbia (Republic of)	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175903	Singapore	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175905	Slovenia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175906	Spain	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175908	Switzerland	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175909	Syria	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175862	Taiwan	PULSE	9	098047638	10/28/2009	1421381	8/1/2010	Registered
175911	Turkmenistan	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175912	Ukraine	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175865	United States	PULSE	9	77860751	10/29/2009	3848887	9/14/2010	Registered
175863	Venezuela	PULSE	9	18155-09		305430	7/23/2010	Registered
175913	Vietnam	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175866	WIPO	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175914	Zambia	PULSE	9	1019982	11/4/2009	1019982	11/4/2009	Registered
175795	Albania	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175731	Argentina	PYNK	40	2939959	8/26/2009	2372078	5/28/2010	Registered
175796	Australia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175797	Austria	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175798	Belarus	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175799	Benelux	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175800	Bulgaria	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175734	Chile	PYNK	40	875593	8/25/2009	880347	4/6/2010	Registered
175801	China (People’s Republic Of)	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175802	Croatia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175803	Cyprus	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175804	Czech Republic	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175805	Denmark	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175806	Estonia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175807	Finland	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175808	France	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175809	Georgia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175810	Germany	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175811	Greece	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175735	Hong Kong	PYNK	40	301411947	8/24/2009	301411947	2/4/2010	Registered
175812	Hungary	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175813	Iceland	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 153

175737	Indonesia	PYNK	40	J00.2009.02878	8/28/2009	IDM000303182	5/2/2011	Registered
				6
175814	Iran	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175815	Ireland	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175816	Italy	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175817	Japan	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175818	Kenya	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175819	Kyrgyz Republic	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175820	Latvia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175821	Liechtenstein	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175822	Lithuania	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175823	Macedonia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175738	Mexico	PYNK	40	1028826	8/24/2009	1185220	8/24/2009	Registered
175824	Monaco	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175825	Montenegro (Republic of)	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175826	Morocco	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175827	Norway	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175828	Poland	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175829	Portugal	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175830	Romania	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175831	Russian Federation	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175832	Serbia (Republic of)	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175833	Singapore	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175834	Slovak Republic	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175835	Slovenia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175836	South Korea	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175837	Spain	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175838	Sweden	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175839	Switzerland	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175840	Syria	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175739	Taiwan	PYNK	40	098036912	8/25/2009	1403954	4/1/2010	Registered
175841	Turkey	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175842	Turkmenistan	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175843	Ukraine	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175844	United Kingdom	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175742	United States	PYNK	40	77813033	8/26/2009	3994462	7/12/2011	Registered
175740	Venezuela	PYNK	40	13920-09	8/26/2009	46361	7/23/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 154

175845	Vietnam	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175794	WIPO	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
175846	Zambia	PYNK	40	1018736	9/2/2009	1018736	9/2/2009	Registered
158124	Finland	Q1 (STYLIZED)	35	6228/91	12/27/1991	128412	10/5/1993	Registered
158134	Norway	Q1 (STYLIZED)	35	91.6462	12/27/1991	160730	12/23/1993	Registered
158139	Sweden	Q1 (STYLIZED)	35	91-11109		247611	3/26/1993	Registered
162815	Australia	Q-LAB	42	569282	12/12/1991	A569282	3/30/1994	Registered
162810	Australia	Q-LAB	40	A569281	12/12/1991	A569281	3/30/1994	Registered
162805	Australia	Q-LAB	16	A569280	12/12/1991	A569280	3/30/1994	Registered
131824	Brazil	Q-LAB	40.6	819134848	3/4/1996	819134848	8/18/1998	Registered
162995	Canada	Q-LAB		690003	9/20/1991	402724	9/11/1992	Registered
151225	India	Q-LAB	16	638254	8/26/1994	638254	8/26/1994	Registered
135303	Peru	Q-LAB	9	223996	7/8/1993	2718	11/17/1993	Registered
141338	Peru	Q-LAB	16	223997	7/8/1993	2719	11/17/1993	Registered
169867	Peru	Q-LAB	1	223995		3418	11/30/1993	Registered
168535	Argentina	Q-LAB & D:HEXAGON	40	2302820	8/18/2000	2017916	3/30/2005	Registered
		(B&W)
168536	Argentina	Q-LAB & D:HEXAGON	42	2302821	8/18/2000	2029347	5/31/2005	Registered
		(B&W)
167773	Argentina	Q-LAB & D:HEXAGON	1	2122102	12/22/1997	1998941	11/17/2004	Registered
		(B&W)
167774	Argentina	Q-LAB & D:HEXAGON	9	2122103	12/22/1997	+1998940	11/17/2004	Registered
		(B&W)
167775	Argentina	Q-LAB & D:HEXAGON	16	2122104	12/22/1997	1998939	11/17/2004	Registered
		(B&W)
144144	Greece	Q-LAB & D:HEXAGON	40, 41, 42	114999	7/8/1993	114999	7/8/1993	Registered
		(B&W)
148253	Ireland	Q-LAB & D:HEXAGON	40, 41, 42	94/0597	1/28/1994	205125	7/1/1996	Registered
		(B&W)
154576	Mexico	Q-LAB & D:HEXAGON	40	203897	6/30/1994	473339	9/13/1994	Registered
		(B&W)
154571	Mexico	Q-LAB & D:HEXAGON	16	203898	6/30/1994	476654	10/11/1994	Registered
		(B&W)
154565	Mexico	Q-LAB & D:HEXAGON	9	203899	6/30/1994	474453	9/22/1994	Registered
		(B&W)
150587	Mexico	Q-LAB & D:HEXAGON	42	203896	6/30/1994	472124	9/1/1994	Registered
		(B&W)
145762	Sweden	Q-LAB & D:HEXAGON	9, 16, 40, 41, 42	1288/90	2/8/1990	266381	10/27/1995	Registered
		(B&W)
168824	Canada	QUALEX		822989	9/11/1996	534513	10/13/2000	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 155

168825	Canada	QUALEX & D:Q (Q IN		823131	9/12/1996	534514	10/13/2000	Registered
		BLACK)
152012	United Kingdom	RADIANCE	1	2000958	10/31/1994	2000958	10/31/1994	Registered
152015	United Kingdom	READYLOAD	16	2000950	10/31/1994	2000950	10/31/1994	Registered
167796	Brazil	RECRIE & D:RAINBOW	40	821966537	9/3/1999	821966537	7/6/2004	Registered
		W/DISK
141233	Panama	RELIANT	9			383	6/24/1963	Registered
168718	Argentina	RETINA	1	2329213	2/27/2001	1884597	9/11/2002	Registered
152268	Argentina	RETINA	9	2444069	7/14/2003	1950432	9/12/2003	Registered
168729	Bolivia	RETINA	1	SM-0663	3/7/2001	91465-C	10/6/2003	Registered
152281	Bolivia	RETINA	9			11804C/63655-	6/21/2004	Registered
						A
168717	Brazil	RETINA	1	823561844	2/13/2001	823561844	3/13/2007	Registered
152287	Canada	RETINA		222876	1/11/1954	48652	1/11/1954	Registered
168719	Chile	RETINA	1	519011	2/27/2001	761416	6/29/2006	Registered
152300	Chile	RETINA	1, 9	928767	11/11/2010	907319	12/12/2010	Registered
168722	Colombia	RETINA	1	01/015132	2/26/2001	242978	11/16/2001	Registered
168724	Costa Rica	RETINA	1		3/15/2001	130036	11/23/2001	Registered
152746	Democratic Republic of Congo	RETINA	1, 9, 10, 16		2/25/2005	11000/2005	9/4/2007	Registered
148094	Denmark	RETINA	1	1994/358	1/14/1994	1994/5240	8/5/1994	Registered
168842	Dominican Republic	RETINA	1	2012/44650	7/2/2012	135735	10/15/2002	Registered
168738	Ecuador	RETINA	1	112311	3/27/2001	13873/01	7/11/2001	Registered
168723	El Salvador	RETINA	1	012001012326	3/19/2001	57 Book 142	10/24/2001	Registered
148102	Finland	RETINA	1	620/94	2/7/1994	135370	12/5/1994	Registered
152325	Finland	RETINA	9	2243/52	12/9/1952	26638	5/23/1953	Registered
148085	Greece	RETINA	1	117508	1/18/1994	117508	1/18/1994	Registered
152348	Greece	RETINA	9	18381		18381	12/10/1952	Registered
168735	Guatemala	RETINA	1	M-1864-2001	3/22/2001	124079	6/4/2003	Registered
168730	Honduras	RETINA	1	1159/2001	3/16/2001	82725	10/15/2001	Registered
169330	Hong Kong	RETINA	1	6404/2002	5/6/2002	498/2003	5/6/2002	Registered
168895	India	RETINA	1	1068910B	12/24/2001	1068910	12/24/2001	Registered
152625	India	RETINA	9		10/8/1942	6303	4/21/1944	Registered
168892	Indonesia	RETINA	1	R00 2011	12/27/2011	IDM000352518	12/14/2002	Registered
				015278
152621	Israel	RETINA	9		12/24/1952	12555	8/2/1953	Registered
142028	Japan	RETINA	9	20346/1997	2/26/1997	4175109	8/7/1998	Registered
142023	Japan	RETINA	1	20345/1997	2/26/1997	4201471	10/16/1998	Registered
152657	Malawi	RETINA	9			1378/59	6/15/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 156

168893	Malaysia	RETINA	1	2002/00925	1/24/2002	02000925	1/24/2002	Registered
168831	Mexico	RETINA	1	505338	9/4/2001	720553	9/4/2001	Registered
168734	Nicaragua	RETINA	1	2001-01052	3/29/2001	51713CC	10/17/2001	Registered
152665	Nigeria	RETINA	8		1/17/1953	7306	1/17/1953	Registered
148106	Norway	RETINA	1	94.0782	2/7/1994	166662	1/19/1995	Registered
152669	Norway	RETINA	9	51839	12/5/1952	41822	12/5/1952	Registered
168898	Pakistan	RETINA	1	176133	2/6/2002	176133	2/6/2002	Registered
168720	Peru	RETINA	1	124307-2001	3/2/2001	72032	5/30/2001	Registered
152690	Peru	RETINA	9	210556	10/16/1992	47683	12/24/1992	Registered
168897	Singapore	RETINA	1	T02/00477F	1/11/2002	T02/00477F	1/11/2002	Registered
152708	Singapore	RETINA	9		9/6/1970	T4911682A	9/6/1970	Registered
152740	South Africa	RETINA	9	65/4518	11/4/1965	65/4518	11/4/1965	Registered
168900	South Korea	RETINA	1	40-2002-25934	6/4/2002	40-556017	8/11/2003	Registered
148089	Sweden	RETINA	1	94-285	1/13/1994	303489	7/21/1995	Registered
152703	Sweden	RETINA	9	2878/1952	12/6/1952	73471	2/13/1953	Registered
168896	Thailand	RETINA	1	478907	1/29/2002	Kor166303	1/29/2002	Registered
152720	Thailand	RETINA	9	260894		Kor10482	2/25/1994	Registered
168721	Uruguay	RETINA	1	437012	6/11/2012	329844	8/6/2002	Registered
168715	Venezuela	RETINA	1	3451-01	3/2/2001			Pending Application
152731	Venezuela	RETINA	9	001730	3/14/1997	26854	6/30/1952	Registered
152743	Zambia	RETINA	9			1378/59	6/15/1994	Registered
166333	Zanzibar (Tanzania Republic)	RETINA	8			166/55	9/6/1997	Registered
169090	Argentina	RETINAR	9	2367098	2/27/2002	1915498	2/27/2003	Registered
169091	Australia	RETINAR	9	904341	2/22/2002	904341	2/22/2002	Registered
169092	Brazil	RETINAR	9	300229129926	3/21/2002			Pending Application
169093	Canada	RETINAR	9	1132842	3/4/2002	624680	11/4/2004	Registered
169094	Chile	RETINAR	9	559452	2/25/2002	672151	8/29/2003	Registered
138962	Finland	RETINAR	9	T198703568	8/24/1987	105026	8/21/1989	Registered
152637	Iceland	RETINAR	9	875/1991	9/26/1991	57/1992	1/23/1992	Registered
169095	India	RETINAR	9	1083539	2/27/2002			Pending
169096	Indonesia	RETINAR	9	R00 2011	12/27/2011	IDM000352516	2/28/2003	Registered
				015276
169100	Mexico	RETINAR	9	533888	2/22/2002	742800	2/22/2002	Registered
169097	South Korea	RETINAR	9	40-2002-9243	2/26/2002	558366	9/3/2003	Registered
169099	Taiwan	RETINAR	9	91006779	2/22/2002	1036810	3/16/2003	Registered
169107	United States	RETINAR	9	78/116945	3/22/2002	2814109	2/10/2004	Registered
169098	Venezuela	RETINAR	9	2941-02	2/27/2002	247114	4/11/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 157

156740	Venezuela	REVELADO 1 HORA	9	13807	9/17/1987	143568	3/5/1991	Registered
		(STYLIZED)
156744	Venezuela	REVELADO 1 HORA	16	13808	9/17/1987	143569	3/5/1991	Registered
		(STYLIZED)
176329	Japan	RIGILON with Japanese	1	S53/011705	2/23/1978	1547825	11/26/1982	Registered
		Characters
166117	Andorra	ROYAL	1	3646	1/14/1997	2472	1/14/1997	Registered
169335	Argentina	ROYAL	1	2374344	5/7/2002	1976385	3/29/2004	Registered
169338	Argentina	ROYAL	40	2376023	5/22/2002	1972062	2/27/2004	Registered
165907	Australia	ROYAL	16	728085	2/19/1997	728085	2/19/1997	Registered
163149	Australia	ROYAL	1	676526	10/30/1995	676526	10/30/1995	Registered
169541	Brazil	ROYAL	40	824682629	6/27/2002	824682629	4/24/2007	Registered
169538	Brazil	ROYAL	1	824682610	6/27/2002			Pending Application
148468	Canada	ROYAL				473626	3/25/1997	Registered
169534	Chile	ROYAL	1	571984	6/26/2002	649566	11/21/2002	Registered
138717	China (People’s Republic Of)	ROYAL	1	960122617	11/5/1996	1134076	12/14/1997	Registered
169542	Colombia	ROYAL	40	02/055467	6/26/2002	261572	2/26/2003	Registered
169537	Colombia	ROYAL	1	T2002/055469	6/26/2002	268809	6/16/2003	Registered
139090	Dominican Republic	ROYAL	11		8/30/1993	59191	10/15/1993	Registered
139101	Ecuador	ROYAL	1	37911	3/23/1993	3355/94	9/2/1994	Registered
139106	El Salvador	ROYAL	1	1174/93	3/30/1993	166 BOOK 53	5/15/1997	Registered
172201	European Union	ROYAL	1	003575412	10/11/2002	003575412	4/26/2007	Registered
170833	European Union	ROYAL	1, 16, 40	003408432	10/14/2003	003408432	5/24/2006	Registered
139110	Guatemala	ROYAL	1	3807/93	6/16/1993	107318	10/26/2000	Registered
139117	Honduras	ROYAL	1	2945/93	3/24/1993	58373	9/7/1993	Registered
151471	India	ROYAL	1	641503	9/29/1994	641503	9/29/1994	Registered
167313	Israel	ROYAL	16	124372	12/3/1998	124372	2/7/2000	Registered
167312	Israel	ROYAL	1	124371	12/3/1998	124371	2/7/2000	Registered
153107	Japan	ROYAL	1	S56-028770	4/9/1981	1799615	8/29/1985	Registered
153111	Mexico	ROYAL	9	60874	11/23/1953	76469	3/27/1954	Registered
167353	Nepal	ROYAL	1	4682	8/25/1999	14540/056	9/20/1999	Registered
139121	Nicaragua	ROYAL	1	1015/93	4/29/1993	25316CC	3/14/1994	Registered
169535	Peru	ROYAL	1	521494	1/28/2013	87010	2/27/2003	Registered
166356	Poland	ROYAL	1	Z-178730	10/7/1997	125017	10/7/1997	Registered
166568	Russian Federation	ROYAL	1, 16, 40	98703836	3/10/1998	208520	1/25/2002	Registered
166490	Singapore	ROYAL	1	T97/13453B	11/3/1997	T97/13453B	11/3/1997	Registered
166835	Syria	ROYAL	1	1051-4-50517	4/6/1998	64720	5/14/1998	Registered
156919	Taiwan	ROYAL	48			567609	8/1/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 158

160202	United States	ROYAL	1	74/147837	3/15/1991	1707629	8/18/1992	Registered
169543	Venezuela	ROYAL	40	9566/02	6/26/2002	23327	11/4/2003	Registered
169536	Venezuela	ROYAL	1	9571/02	6/26/2002			Pending Application
169852	China (People’s Republic Of)	ROYAL (CHINESE)	1	3462609	2/20/2003	3462609	11/21/2004	Registered
135769	Denmark	ROYAL GOLD	1	3479/96	6/11/1996	VR 1997 01365	3/21/1997	Registered
135748	Finland	ROYAL GOLD	1	2648/96	6/7/1996	204870	2/28/1997	Registered
135774	Greece	ROYAL GOLD	1	129755	6/19/1996	129755	9/18/1998	Registered
135779	Ireland	ROYAL GOLD	1	96/3728	6/7/1996	175771	6/7/1996	Registered
135753	Norway	ROYAL GOLD	1	3754/1996	6/18/1996	183631	7/17/1997	Registered
166357	Poland	ROYAL GOLD	1	Z-178731	10/7/1997	124940	10/7/1997	Registered
135784	Sweden	ROYAL GOLD	1	5700/96	6/10/1996	320991	1/17/1997	Registered
135789	United Kingdom	ROYAL GOLD	1	2102320	6/10/1996	2102320	6/10/1996	Registered
173409	Germany	ROYALFILM	1, 9, 16, 40, 42	30163695	11/2/2001	30163695	3/4/2002	Registered
173410	Germany	ROYALFOTO	16, 38, 42	30441709	7/20/2004	30441709	10/4/2004	Registered
173412	Germany	ROYALPAPER	1, 16, 40, 42	30460084	10/21/2004	30460084	5/30/2005	Registered
173408	Germany	ROYALPAPIER	1, 9, 16, 40, 42	30163696	11/2/2001	30163696	2/28/2002	Registered
167663	Germany	ROYALPLUS	16, 40, 42	39928948.8	5/19/1999	39928948	10/12/1999	Registered
162683	Brazil	ROYALPRINT	1.7	11962/75	6/30/1975	7056486	1/25/1980	Registered
162678	Brazil	ROYALPRINT	9.45	11961/75	6/30/1975	7056478	1/25/1980	Registered
166543	Brazil	ROYALPRINT	9.45	817787704	4/19/1994	817787704	2/25/1998	Registered
162822	Japan	ROYALPRINT	10	722693/1994	7/12/1994	1734107	12/21/1994	Registered
171193	Japan	ROYALPRINT	1	67415/2004	7/21/2004	4841974	2/25/2005	Registered
162838	Mexico	ROYALPRINT	1			385351	10/10/1990	Registered
162843	Mexico	ROYALPRINT	9			385740	10/10/1990	Registered
162654	United States	ROYALPRINT	1	73-047991	3/28/1975	1025554	11/25/1975	Registered
154445	Argentina	S:A KODAK MOMENT	40	2501576	3/17/2004	1988972	8/25/2004	Registered
154440	Argentina	S:A KODAK MOMENT	16	2501577	3/17/2004	1988973	8/25/2004	Registered
144932	Chile	S:A KODAK MOMENT	40	249177	8/12/1993	691363	4/21/2004	Registered
144927	Chile	S:A KODAK MOMENT	16	637970	2/20/2004	702674	9/7/2004	Registered
139698	Chile	S:A KODAK MOMENT	1	621880	9/17/2003	678776	11/18/2003	Registered
141332	Chile	S:A KODAK MOMENT	9	621881	9/17/2003	678795	11/18/2003	Registered
145068	China (People’s Republic Of)	S:A KODAK MOMENT	40	93090727	9/28/1993	777613	2/13/1995	Registered
145064	China (People’s Republic Of)	S:A KODAK MOMENT	16	93092268	9/29/1993	742888	4/27/1995	Registered
139650	China (People’s Republic Of)	S:A KODAK MOMENT	9	93032433		736088	3/21/1995	Registered
139645	China (People’s Republic Of)	S:A KODAK MOMENT	1	93062955		724608	1/14/1995	Registered
144922	Colombia	S:A KODAK MOMENT	16	93/401550	8/11/1993	159271	3/30/1994	Registered
144926	Colombia	S:A KODAK MOMENT	40	93/401549	8/11/1993	158799	3/30/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 159

139709	Colombia	S:A KODAK MOMENT	1	93/385075	5/4/1993	153256	2/28/1994	Registered
139718	Colombia	S:A KODAK MOMENT	9	93/385076	5/4/1993	153255	2/28/1994	Registered
145681	Denmark	S:A KODAK MOMENT	16, 40	1993/5328	8/19/1993	1994/386	1/21/1994	Registered
165714	Denmark	S:A KODAK MOMENT	1, 9	1992/07431	10/20/1992	1993/07048	10/8/1993	Registered
139728	Dominican Republic	S:A KODAK MOMENT	66		5/4/1993	59169	8/15/1993	Registered
139722	Dominican Republic	S:A KODAK MOMENT	11		5/17/1993	57797	7/15/1993	Registered
145685	Finland	S:A KODAK MOMENT	16, 40	3819/93	8/31/1993	133685	8/22/1994	Registered
165720	Finland	S:A KODAK MOMENT	1, 9	5003/92	10/15/1992	130812	2/21/1994	Registered
145688	Greece	S:A KODAK MOMENT	16, 40	115741	8/30/1993	115741	8/30/1993	Registered
165724	Greece	S:A KODAK MOMENT	1, 9	111605	11/26/1992	111605	9/18/1995	Registered
144998	Hong Kong	S:A KODAK MOMENT	40	8531/1993	8/13/1993	199503417	4/28/1995	Registered
144994	Hong Kong	S:A KODAK MOMENT	16	8530/1993	8/13/1993	199505079	6/22/1995	Registered
163115	Hong Kong	S:A KODAK MOMENT	9	16202/92	9/24/1992	199402816	5/11/1994	Registered
163110	Hong Kong	S:A KODAK MOMENT	1	16203/92	9/24/1992	199402817	5/11/1994	Registered
145072	India	S:A KODAK MOMENT	16	604252	8/16/1993	604252	8/16/1993	Registered
139683	India	S:A KODAK MOMENT	1	593055	3/19/1993	593055	3/19/1993	Registered
139687	India	S:A KODAK MOMENT	9	593056	3/19/1993	593056	3/19/1993	Registered
144941	Indonesia	S:A KODAK MOMENT	40	V00.2003.02609	3/21/2003	IDM000002674	4/7/2004	Registered
				.0261
144936	Indonesia	S:A KODAK MOMENT	16	R00.2003.02606	3/21/2003	IDM000002671	4/7/2004	Registered
				.02609
139753	Indonesia	S:A KODAK MOMENT	9	R00.2004.00120	1/7/2004	IDM000013106	8/2/2004	Registered
				.00120
139749	Indonesia	S:A KODAK MOMENT	1	R00.2004.00121	1/7/2004	IDM000013107	8/2/2004	Registered
				.00121
144950	Israel	S:A KODAK MOMENT	40	88562	8/12/1993	88562	9/3/1995	Registered
144946	Israel	S:A KODAK MOMENT	16	88561	8/12/1993	88561	9/7/1995	Registered
139763	Israel	S:A KODAK MOMENT	9	86878	3/29/1993	86878	7/4/1995	Registered
139758	Israel	S:A KODAK MOMENT	1	86877	3/29/1993	86877	7/4/1995	Registered
145059	Japan	S:A KODAK MOMENT	40	87132/93	8/24/1993	4007512	6/6/1997	Registered
163129	Japan	S:A KODAK MOMENT	9	192444/1992	9/17/1992	3057065	7/31/1995	Registered
163125	Japan	S:A KODAK MOMENT	1	192443/1992	9/17/1992	3043678	5/31/1995	Registered
145041	Malaysia	S:A KODAK MOMENT	16	93/08299	10/22/1993	93/08299	10/22/1993	Registered
139658	Malaysia	S:A KODAK MOMENT	9	93/08177	10/18/1993	93/08177	10/18/1993	Registered
139653	Malaysia	S:A KODAK MOMENT	1	93/02418	4/15/1993	93/02418	4/15/1993	Registered
144972	Mexico	S:A KODAK MOMENT	40	175545	8/16/1993	446482	11/12/1993	Registered
144968	Mexico	S:A KODAK MOMENT	16	175544	8/16/1993	446481	11/12/1993	Registered
163102	Mexico	S:A KODAK MOMENT	9		9/24/1992	428529	12/28/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 160

163098	Mexico	S:A KODAK MOMENT	1		9/24/1992	428528	12/28/1992	Registered
165739	Norway	S:A KODAK MOMENT	1, 9	925218	10/16/1992	161157	1/20/1994	Registered
146959	Paraguay	S:A KODAK MOMENT	9	8123	4/2/2004	270232	8/11/2004	Registered
146968	Paraguay	S:A KODAK MOMENT	40	8125	4/2/2004	270234	8/11/2004	Registered
146964	Paraguay	S:A KODAK MOMENT	16	8124	4/2/2004	270233	8/11/2004	Registered
146955	Paraguay	S:A KODAK MOMENT	1	8122	4/2/2004	270231	8/11/2004	Registered
144988	Peru	S:A KODAK MOMENT	40	226112	8/18/1993	1071	12/3/1993	Registered
144984	Peru	S:A KODAK MOMENT	16	226111	8/18/1993	3692	12/3/1993	Registered
139082	Peru	S:A KODAK MOMENT	9	217825	3/16/1993	1838	10/14/1993	Registered
139077	Peru	S:A KODAK MOMENT	1	217824	3/16/1993	1839	10/14/1993	Registered
140308	Poland	S:A KODAK MOMENT	1, 9, 16, 35, 40,	Z-134749	6/16/1994	R-91856	6/16/1994	Registered
			42
145037	Singapore	S:A KODAK MOMENT	40	6216/93	8/12/1993	T93/06216B	8/14/1993	Registered
145033	Singapore	S:A KODAK MOMENT	16	6217/93	8/14/1993	T93/06217J	8/14/1993	Registered
139669	Singapore	S:A KODAK MOMENT	9	S/1866/93	3/15/1993	T93/01866Z	3/15/1993	Registered
139665	Singapore	S:A KODAK MOMENT	1	S/1867/93	3/15/1993	T93/01867H	3/15/1993	Registered
149896	South Africa	S:A KODAK MOMENT	40	94/4113	4/25/1994	94/4113	4/25/1994	Registered
149889	South Africa	S:A KODAK MOMENT	16	94/4112	4/25/1994	94/4112	4/25/1994	Registered
149885	South Africa	S:A KODAK MOMENT	9	94/4111	4/25/1994	94/4111	4/25/1994	Registered
149878	South Africa	S:A KODAK MOMENT	1	94/4110	4/25/1994	94/4110	4/25/1994	Registered
145052	South Korea	S:A KODAK MOMENT	35, 40, 41	4767/93	8/13/1993	41-25995	2/8/1995	Registered
145048	South Korea	S:A KODAK MOMENT	16	28748-93	8/13/1993	308016	2/15/1995	Registered
163117	South Korea	S:A KODAK MOMENT	1, 9	92-26022	9/18/1992	40-271987	8/18/1993	Registered
145693	Sweden	S:A KODAK MOMENT	16, 40	93-7374	8/17/1993	259137	6/23/1994	Registered
165744	Sweden	S:A KODAK MOMENT	1, 9	92-9014	10/13/1992	258881	6/17/1994	Registered
145029	Taiwan	S:A KODAK MOMENT	9	82039575	8/13/1993	69265	3/1/1994	Registered
145020	Thailand	S:A KODAK MOMENT	40	253696	10/14/1993	Bor2361	10/14/1993	Registered
145017	Thailand	S:A KODAK MOMENT	16	253695	10/14/1993	Kor36902	10/14/1993	Registered
139678	Thailand	S:A KODAK MOMENT	9	249361	7/29/1993	Kor28772	7/29/1993	Registered
139674	Thailand	S:A KODAK MOMENT	1	249360	7/29/1993	Kor37336	7/29/1993	Registered
146212	Turkey	S:A KODAK MOMENT	16	8404/93	8/19/1993	145859	8/19/1993	Registered
139694	Turkey	S:A KODAK MOMENT	9	2618/93	3/22/1993	142458	3/22/1993	Registered
145006	Venezuela	S:A KODAK MOMENT	40	14767/93	8/13/1993	1691	7/10/1995	Registered
145002	Venezuela	S:A KODAK MOMENT	16	14768/93	8/13/1993	179430	7/10/1995	Registered
139636	Venezuela	S:A KODAK MOMENT	1	4648/93	3/22/1993	177756	7/10/1995	Registered
139640	Venezuela	S:A KODAK MOMENT	9	4647/93	3/22/1993	177755	7/10/1995	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 161

141873	Benelux	S:AVANCEZ DANS	1, 9, 16, 40	81915	11/18/1996	607663	11/18/1996	Registered
		L’IMAGE
136658	France	S:AVANCEZ DANS	1, 9, 16, 40	96/635336	7/22/1996	96/635336	7/22/1996	Registered
		L’IMAGE
139541	Benelux	S:DE TOEKOMST IN	1, 9, 16, 40	81916	11/18/1996	607664	11/18/1996	Registered
		BEELD
169630	China (People’s Republic Of)	S:DIGITAL MADE SIMPLE.	40	3367001	11/12/2002	3367001	6/7/2004	Registered
		PICTURES MADE
		BEAUTIFUL.
140160	Panama	S:KODAK TU MEJOR	35			40998	2/26/1997	Registered
		IMAGEN
160693	Chile	S:KODAK UN GOLAZO DE	1	665469	11/4/2004	717096	2/9/2005	Registered
		PELICULA
160722	Chile	S:KODAK WORLD LEADER	1, 9, 16	618081	8/20/2003	695600	6/18/2004	Registered
		IN IMAGES
156876	Venezuela	S:KODAK, CADA	LC	15132/91	8/6/1991	L-2905	8/19/1994	Registered
		MOMENTO, UN
		RECUERDO
156871	Venezuela	S:KODAK, CADA	LC	15133/91	8/6/1991	L-2906	8/19/1994	Registered
		MOMENTO, UN
		RECUERDO
156866	Venezuela	S:KODAK, CADA	LC	15134/91	8/6/1991	L-2907	8/19/1994	Registered
		MOMENTO, UN
		RECUERDO
156862	Venezuela	S:KODAK, CADA	LC	15135/91	8/6/1991	L-2908	8/19/1994	Registered
		MOMENTO, UN
		RECUERDO
156858	Venezuela	S:KODAK, CADA	LC	15136/91	8/6/1991	L-2909	8/19/1994	Registered
		MOMENTO, UN
		RECUERDO
156854	Venezuela	S:KODAK, CADA	LC	15131/91	8/6/1991	L-2904	8/19/1994	Registered
		MOMENTO, UN
		RECUERDO
148981	Argentina	S:MEGAPRINT DE KODAK	16	2431275	5/16/2003	2263936	12/15/2008	Registered
175386	Dominica	S:PARA RETRATAR TU	46	2/00086486	11/15/1997	86486	11/15/1997	Registered
		PAIS KODAK
175384	Dominica	S:RETRATA TU PAIS CON	46	2/00086535	11/15/1997	86535	11/15/1997	Registered
		KODAK
169619	China (People’s Republic Of)	S:SHARE MOMENTS.	1	3367032	11/12/2002	3367032	3/14/2008	Registered
		SHARE LIFE.
169620	China (People’s Republic Of)	S:SHARE MOMENTS.	9	3367031	11/12/2002	3367031	10/28/2007	Registered
		SHARE LIFE.
169622	China (People’s Republic Of)	S:SHARE MOMENTS.	40	3367029	11/12/2002	3367029	6/7/2004	Registered
		SHARE LIFE.

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 162

169621	China (People’s Republic Of)	S:SHARE MOMENTS.	16	3367030	11/12/2002	3367030	9/21/2004	Registered
		SHARE LIFE.
169941	Japan	S:SHARE MOMENTS.	1, 9, 16, 40	16397/2003	3/3/2003	4719703	10/17/2003	Registered
		SHARE LIFE.
169623	China (People’s Republic Of)	S:SHARE MOMENTS.	1	3443883	1/22/2003	3443883	1/14/2008	Registered
		SHARE LIFE. (IN CHINESE)
169624	China (People’s Republic Of)	S:SHARE MOMENTS.	9	3443884	1/22/2003	3443884	11/7/2007	Registered
		SHARE LIFE. (IN CHINESE)
169625	China (People’s Republic Of)	S:SHARE MOMENTS.	16	3443885	1/22/2003	3443885	4/7/2005	Registered
		SHARE LIFE. (IN CHINESE)
169626	China (People’s Republic Of)	S:SHARE MOMENTS.	40	3443874	1/22/2003	3443874	11/7/2007	Registered
		SHARE LIFE. (IN CHINESE)
175385	Dominica	S:SOLO KODAK RETRATA	46	2/00086571	11/15/1997	86571	11/15/1997	Registered
		TU PAIS
131861	Canada	S:TAKE PICTURES.		804396	2/14/1996	534092	10/4/2000	Registered
		FURTHER.
175387	Dominica	S:TU PAIS RETRATALO	46	2/00086654	11/15/1997	86654	11/15/1997	Registered
		CON KODAK
169873	Colombia	S:UN GOLAZO DE	9	94/005932	2/16/1994	198745	3/19/1997	Registered
		PELICULA
169868	Peru	S:UN GOLAZO DE	1	239051	3/25/1994	566	7/11/1994	Registered
		PELICULA
169870	Peru	S:UN GOLAZO DE	16	239053	3/25/1994	568	7/11/1994	Registered
		PELICULA
170787	Peru	S:UN GOLAZO DE	9	239052	3/25/1994	567	7/11/1994	Registered
		PELICULA
144896	Argentina	S:UN MOMENTO KODAK	40	2513096	5/6/2004	2001848	12/10/2004	Registered
144893	Argentina	S:UN MOMENTO KODAK	16	2513089	5/6/2004	2001837	12/10/2004	Registered
163089	Argentina	S:UN MOMENTO KODAK	9	2474895	11/10/2003	1971816	2/26/2004	Registered
163084	Argentina	S:UN MOMENTO KODAK	1	2474894	11/10/2003	1971815	2/26/2004	Registered
175390	Argentina	SCAN MATE	9	2791282	12/7/2007	2263270	12/12/2008	Registered
175583	Austria	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175391	Brazil	SCAN MATE	9	829510567	12/7/2007	829510567	12/29/2009	Registered
175585	Bulgaria	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175392	Canada	SCAN MATE		1380120	1/11/2008	TMA825475	6/5/2012	Registered
175586	Croatia	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175588	Czech Republic	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175589	Denmark	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175590	Finland	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175591	France	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175592	Germany	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 163

175593	Greece	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175594	Hungary	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175595	Iceland	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175397	Indonesia	SCAN MATE	9	D00.2007.04246	12/19/2007	IDM000213261	8/8/2009	Registered
				7
175596	Iran	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175597	Ireland	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175598	Italy	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175599	Kenya	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175600	Latvia	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175601	Liechtenstein	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175602	Macedonia	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175393	Mexico	SCAN MATE	9	900588	12/6/2007	1076109	12/5/2008	Registered
175603	Monaco	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175604	Morocco	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175605	Norway	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175607	Portugal	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175608	Romania	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175609	Russian Federation	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175610	Serbia (Republic of)	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175611	Singapore	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175612	Slovak Republic	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175613	Slovenia	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175614	Spain	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175615	Sweden	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175617	Turkey	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175618	Ukraine	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175619	United Kingdom	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175403	United States	SCAN MATE	9	77353353	12/17/2007	3772214	4/6/2010	Registered
175398	Venezuela	SCAN MATE	9	29452-07	12/13/2007	288683	8/13/2008	Registered
175620	Vietnam	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
175582	WIPO	SCAN MATE	9	960903	4/17/2008	960903	4/17/2008	Registered
171283	Sweden	SCREENCHECK	42	1999/05398	7/27/1999	367073	5/28/2004	Registered
163034	Argentina	SELECT	1	2474887	11/10/2003	1971826	2/26/2004	Registered
163030	Brazil	SELECT	1	816884110	9/11/1992	816884110	1/25/1994	Registered
163038	Chile	SELECT	1	596257	1/29/2003	660911	3/24/2003	Registered
163024	Mexico	SELECT	1		9/7/1992	427383	12/7/1992	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 164

163151	South Korea	SELECT	1	92-26021	9/18/1992	40-271986	8/18/1993	Registered
138644	Argentina	SELECTOL	1	2431257	5/16/2003	1939933	8/7/2003	Registered
138791	Mexico	SELECTOL	1, 2, 3, 4, 5, 17,	53713	12/7/1988	374153	3/19/1990	Registered
			29
158771	Argentina	SENSALITE	9	2474871	11/10/2003	1971980	2/27/2004	Registered
159462	Colombia	SERVICIO CALIDAD	40	92/296922	1/11/1989	134570	8/20/1996	Registered
		CONTROLADA &
		D:RIBBON
165904	Venezuela	SERVICIO DE CALIDAD	50	13081/90	8/2/1990	7737	11/1/1994	Registered
		CONTROLADA
154731	Brazil	SHOEBOX						Pending
175719	Argentina	SLICE	9	2939674	8/26/2009			Pending Application
175722	Canada	SLICE	9	1449158	8/21/2009	TMA778038	9/24/2010	Registered
175723	Chile	SLICE	9	875592	8/25/2009	880346	4/6/2010	Registered
175725	India	SLICE	9	1854587	8/25/2009	1854587	8/25/2009	Registered
175726	Indonesia	SLICE	9	D00.2009.02878	8/28/2009	IDM000290768	1/20/2011	Registered
				5
176117	Japan	SLICE	9	38627/2008	5/20/2008	5207403-2	2/20/2009	Registered
175728	Mexico	SLICE	9	1028825	8/24/2009	1121990	9/22/2009	Registered
175729	Taiwan	SLICE	9	098036911	8/25/2009	1407603	5/1/2010	Registered
175730	Venezuela	SLICE	9	13919-09	8/26/2009	304942	7/23/2010	Registered
173574	Israel	SMART	9	62736	2/10/1986	62736	2/10/1986	Registered
135467	United Kingdom	SMILES by Kodak	16, 42	2100012	5/13/1996	2100012	5/13/1996	Registered
		(STYLIZED)
143276	Japan	SNAP KIDS	9	61153/93	6/18/1993	3173137	6/28/1996	Registered
170948	Colombia	SOMOS REVELADO	42	94/005228		162130	5/31/1994	Registered
170947	Colombia	SOMOS REVELADO	40	94/005225		161328	5/31/1994	Registered
175429	Albania	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175430	Australia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175431	Austria	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175432	Belarus	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175433	Benelux	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175416	Brazil	SONORA	7	829572937	1/31/2008	829572937	7/20/2010	Registered
175434	Bulgaria	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175417	Canada	SONORA	7	1384019	2/11/2008	TMA828293	7/18/2012	Registered
175418	Chile	SONORA	7	804256	1/21/2008	821343	7/7/2008	Registered
175435	China (People’s Republic Of)	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175436	Croatia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175438	Czech Republic	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 165

175439	Denmark	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175440	Estonia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175441	Finland	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175442	France	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175443	Georgia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175444	Germany	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175445	Greece	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175419	Hong Kong	SONORA	7	301034973	1/18/2008	301034973	1/18/2008	Registered
175446	Hungary	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175447	Iceland	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175420	India	SONORA	7	1643705	1/21/2008			Pending Application
175421	Indonesia	SONORA	7	D00.2008.00387	2/4/2008	IDM000216781	9/7/2009	Registered
				6
175448	Iran	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175449	Ireland	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175450	Italy	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175451	Japan	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175452	Kenya	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175453	Kyrgyz Republic	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175454	Latvia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175455	Liechtenstein	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175456	Lithuania	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175457	Macedonia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175423	Mexico	SONORA	7	908590	1/22/2008	1026635	1/22/2008	Registered
175458	Monaco	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175459	Montenegro (Republic of)	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175460	Morocco	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175424	New Zealand	SONORA	7	782844	1/18/2008	782844	1/18/2008	Registered
175461	Norway	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175462	Poland	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175463	Portugal	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175464	Romania	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175465	Russian Federation	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175466	Serbia (Republic of)	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175467	Singapore	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175468	Slovak Republic	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175469	Slovenia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 166

175470	South Korea	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175471	Spain	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175472	Sweden	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175474	Syria	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175425	Taiwan	SONORA	7	097003073	1/21/2008	1330391	10/1/2008	Registered
175475	Turkey	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175476	Turkmenistan	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175477	Ukraine	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175478	United Kingdom	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175427	United States	SONORA	7	77380615	1/25/2008	4118811	3/27/2012	Registered
175426	Venezuela	SONORA	7	960-08	1/22/2008			Pending Application
175479	Vietnam	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175428	WIPO	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
175480	Zambia	SONORA	7	954544	2/4/2008	954544	2/4/2008	Registered
167981	Australia	SOUNDGUARD	9	809091	10/4/1999	809091	10/4/1999	Registered
162755	Canada	SP2000	2, 9	481460	1/27/1982	299842	2/8/1985	Registered
173711	Canada	SPIRE		1097786	3/28/2001	TMA578401	3/27/2003	Registered
173712	Canada	SQUARESPOT		873900	3/31/1998	TMA509843	3/23/1999	Registered
173577	European Union	SQUARESPOT	9	874149	6/29/1998	874149	2/28/2000	Registered
173578	Israel	SQUARESPOT	9	144040	11/19/2000	144040	11/12/2001	Registered
173579	Japan	SQUARESPOT	7, 9	2000-139039	12/25/2000	4601504	9/6/2002	Registered
173580	United States	SQUARESPOT	7	75/441847	2/27/1998	2288250	10/19/1999	Registered
173713	Canada	STACCATO		884571	7/15/1998	TMA524614	3/10/2000	Registered
173581	European Union	STACCATO	9	863555	6/29/1998	863555	10/4/1999	Registered
173582	Israel	STACCATO	9	144041	11/19/2000	144041	10/12/2001	Registered
173583	Japan	STACCATO	9	2000-139040	12/25/2000	4612148	10/11/2002	Registered
173585	Japan	STACCATO (IN	9	1994-000774	1/7/1994	3246268	1/31/1997	Registered
		KATAKANA)
143422	Hong Kong	STAR	9	6580/93	6/29/1993	B3669/1996	6/29/1993	Registered
146696	Denmark	STARFICHE	9	4325/75	10/15/1975	1383/76	4/9/1976	Registered
146792	Norway	STARFICHE	9	123564	10/10/1975	95815	1/22/1976	Registered
146800	Sweden	STARFICHE	9			154448	2/20/1976	Registered
133961	Denmark	STARFILE	9	1938/67	5/24/1967	1968 02209	8/23/1968	Registered
167156	Sweden	STARFILE	9			125185	10/18/1968	Registered
136022	Argentina	STARLET	9	2474865	11/10/2003	2034241	7/6/2005	Registered
144392	Denmark	STARMATE	9	881/87	2/12/1987	4060/1988	11/18/1988	Registered
144415	Norway	STARMATE	9	87 0569	2/11/1987	134055	11/3/1988	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 167

139125	Norway	STARVUE	9	117309	12/21/1973	93497	4/17/1975	Registered
158975	Taiwan	SUPER CLEAR	1	84025949	5/26/1995	713702	4/16/1996	Registered
151483	Argentina	SUPERMARKET	1	2586801	4/28/2005	2046664	10/13/2005	Registered
		PRODUCTS LOGO
151479	Argentina	SUPERMARKET	9	2586800	4/28/2005	2046663	10/13/2005	Registered
		PRODUCTS LOGO
170851	Chile	SUPRA	9	627759	11/12/2003	693076	5/14/2004	Registered
170850	Chile	SUPRA	1	627760	11/12/2003	697617	7/14/2004	Registered
157403	Argentina	SUPRALIFE	9	2926008	6/30/1999	2383341	7/26/2010	Registered
157412	Denmark	SUPRALIFE	9, 11	3262/86	5/22/1986	1988/636	2/5/1988	Registered
157433	Greece	SUPRALIFE	9	83005	6/19/1986	83005	3/17/1989	Registered
157668	India	SUPRALIFE	11	454882	5/30/1986	454882	5/30/1993	Registered
157673	Japan	SUPRALIFE	10	52021/1986	5/20/1986	2094272	11/30/1988	Registered
157677	Japan	SUPRALIFE	9	52022/1986	5/20/1986	2070083	8/29/1988	Registered
157692	Malaysia	SUPRALIFE	9	88/01127	3/15/1988	88/01127	3/15/1988	Registered
157690	Mexico	SUPRALIFE	9, 11	9587	5/21/1986	319000	5/21/1991	Registered
157699	Norway	SUPRALIFE	9, 11	19862041	5/22/1986	130178	10/1/1987	Registered
157703	Puerto Rico	SUPRALIFE	9		10/22/1996	27365	1/7/1997	Registered
157754	South Africa	SUPRALIFE	11	86/3211	5/20/1986	86/3211	5/20/1986	Registered
157751	South Africa	SUPRALIFE	9	86/3210	5/20/1986	86/3210	5/20/1986	Registered
157684	South Korea	SUPRALIFE	9	5577/96	8/27/1996	140856	5/25/1987	Registered
157706	Sweden	SUPRALIFE	9	86.3928	5/22/1986	214732	9/22/1989	Registered
157723	Taiwan	SUPRALIFE	99			352961	1/1/1987	Registered
157714	Thailand	SUPRALIFE	9	385055	4/9/1999	Kor103679	6/28/1999	Registered
174284	Australia	SWORD	1, 7	953177	5/8/2003	953177	5/8/2003	Registered
174285	Brazil	SWORD	1	825501237	5/12/2003	825501237	6/5/2007	Registered
174286	Brazil	SWORD	7	825501229	5/12/2003	825501229	6/5/2007	Registered
174287	Canada	SWORD		1177411	5/7/2003	TMA665644	6/6/2006	Registered
174288	China (People’s Republic Of)	SWORD	1	3577872	6/3/2003	3577872	5/14/2005	Registered
174289	China (People’s Republic Of)	SWORD	7	3577873	6/3/2003	3577873	6/14/2005	Registered
174291	Hong Kong	SWORD	1, 7	300017171	5/12/2003	300017171	12/15/2003	Registered
174292	Japan	SWORD	1, 7	2003-38321	5/12/2003	4861085	4/28/2005	Registered
174293	Mexico	SWORD	1	600112	5/9/2003	795985	6/24/2003	Registered
174294	Mexico	SWORD	7	600113	5/9/2003	795986	6/24/2003	Registered
138716	New Zealand	TABLEMAKER	9	215758	1/22/1992	B215758	1/22/1992	Registered
150691	Canada	TECHNIDOL	1	476204	9/30/1981	278653	4/8/1998	Registered
150781	New Zealand	TECHNIDOL	1	146011	2/17/1983	146011	1/10/1986	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 168

158073	Denmark	TELASSISTANCE	37, 38, 92	8156/91	11/14/1991	4851/93	7/9/1993	Registered
158058	Sweden	TELASSISTANCE	9, 37, 38	91-9592	11/8/1991	248872	5/7/1993	Registered
166067	Australia	T-GRAIN	1	738088	6/30/1997	738088	6/30/1997	Registered
160919	Denmark	T-GRAIN	1	1983/5784	11/29/1983	1984/2816	8/3/1984	Registered
160930	Finland	T-GRAIN	1	T198306561	11/29/1983	95486	8/21/1986	Registered
161054	Norway	T-GRAIN	1	83.3821	11/24/1983	119073	11/1/1984	Registered
161065	South Africa	T-GRAIN	1	85/3712	5/27/1985	85/3712	5/27/1985	Registered
161059	Sweden	T-GRAIN	1	83-7886	11/28/1983	198145	10/4/1985	Registered
174322	Australia	THERMAL GOLD	7	901998	1/31/2002	901998	1/31/2002	Registered
174323	Brazil	THERMAL GOLD	7	824357701	2/8/2002	824357701	1/15/2008	Registered
174324	Canada	THERMAL GOLD		1112317	8/10/2001	TMA619324	9/13/2004	Registered
174718	Argentina	THERMAL PLATINUM	7	2719270	12/13/2006	2205189	12/26/2007	Registered
174719	Brazil	THERMAL PLATINUM	7	828895449	12/14/2006	828895449	3/2/2010	Registered
174720	Canada	THERMAL PLATINUM		1334441	1/15/2007	TMA726004	10/14/2008	Registered
174721	China (People’s Republic Of)	THERMAL PLATINUM	7	5796583	5/22/2007			Pending Application
174722	Hong Kong	THERMAL PLATINUM	7	300872181	5/17/2007	300872181	5/17/2007	Registered
174723	India	THERMAL PLATINUM	7	1520224	12/26/2006			Pending Application
174724	Indonesia	THERMAL PLATINUM	7	D00.2006.04203	12/22/2006	IDM000221603	10/12/2009	Registered
				3
174725	Japan	THERMAL PLATINUM	7	114409/2006	12/11/2006	5148219	7/4/2008	Registered
174727	Mexico	THERMAL PLATINUM	7	824394	12/11/2006	1000249	9/7/2007	Registered
174726	South Korea	THERMAL PLATINUM	7	40-2006-63211	12/13/2006	735303	1/24/2008	Registered
174728	Taiwan	THERMAL PLATINUM	7	095062394	12/14/2006	1281802	10/1/2007	Registered
174729	Venezuela	THERMAL PLATINUM	7	29124-06	12/14/2006			Pending Application
174327	Brazil	THERMALDIRECT	7	826230962	1/28/2004	826230962	9/11/2007	Registered
174328	Canada	THERMALDIRECT		1203877	1/22/2004	692397	7/19/2007	Registered
174330	China (People’s Republic Of)	THERMALDIRECT	7	3900057	1/30/2004	3900057	2/14/2006	Registered
174332	Japan	THERMALDIRECT	7	2004-5077	1/22/2004	4824763	12/10/2004	Registered
174333	Mexico	THERMALDIRECT	7	639392	1/28/2004	828743	4/7/2004	Registered
174334	United States	THERMALDIRECT	7	78/358860	1/28/2004	2956130	5/24/2005	Registered
174335	Australia	THERMALNEWS	7	840466	6/27/2000	840466	6/27/2000	Registered
174336	Canada	THERMALNEWS		1065084	6/27/2000	TMA563464	6/14/2002	Registered
174338	Japan	THERMALNEWS	7	2000-072322	6/29/2000	4492769	7/19/2001	Registered
166358	Andorra	T-MAX	1	2027	1/22/1997	2920	1/22/1997	Registered
160153	Australia	T-MAX	1	449888	8/7/1986	B449888	8/7/1986	Registered
143816	Canada	T-MAX		733354	7/20/1993	430811	7/22/1994	Registered
160158	Denmark	T-MAX	1	2392/86	4/11/1986	1362/88	4/5/1988	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 169

160163	Finland	T-MAX	1	T198601390	4/9/1986	104294	6/20/1989	Registered
160180	Greece	T-MAX	1	84907	2/19/1987	84907	2/19/1987	Registered
160299	Iceland	T-MAX	1	866/1991	9/26/1991	50/1992	1/23/1992	Registered
160304	Norway	T-MAX	1	1482/86	4/4/1986	134842	1/5/1989	Registered
160321	Poland	T-MAX	1	96502	2/8/1991	71227	2/8/1991	Registered
150077	South Africa	T-MAX	1	94/4150	4/25/1994	94/4150	4/25/1994	Registered
160324	Sweden	T-MAX	1	2837/86	4/11/1986	212797	1/5/1989	Registered
157469	Argentina	TOP COLOR	16	2465094	10/1/2003	1964752	12/19/2003	Registered
157449	Argentina	TOP COLOR	9	2465093	10/1/2003	1964900	12/22/2003	Registered
157442	Argentina	TOP COLOR	1	2465092	10/1/2003	1964899	12/22/2003	Registered
173620	European Union	TRACELESS	9	4062238	10/5/2004	4062238	8/4/2006	Registered
173621	United States	TRACELESS	9	78/396718	4/5/2004	3172086	11/14/2006	Registered
173717	Canada	TRENDSETTER		1097788	3/28/2001	TMA574601	1/29/2003	Registered
173649	Israel	TRENDSETTER	9	144042	11/19/2000	144042	3/4/2002	Registered
173650	Japan	TRENDSETTER	9	2000-139041	12/25/2000	4562251	4/19/2002	Registered
173718	Canada	TRENDSETTER		884570	7/15/1998	TMA515217	8/25/1999	Registered
		SPECTRUM
173719	Canada	TRENDSETTER		1097789	3/28/2001	TMA592650	10/20/2003	Registered
		SPECTRUM
173654	Israel	TRENDSETTER	9	144495	12/3/2000	144495	5/3/2002	Registered
		SPECTRUM
176065	Albania	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176047	Argentina	TRILLIAN	7	2984428	3/9/2010	2414663	12/17/2010	Registered
176066	Australia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176067	Austria	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176068	Belarus	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176069	Benelux	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176048	Brazil	TRILLIAN	7	830543732	3/10/2010			Pending Application
176070	Bulgaria	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176049	Canada	TRILLIAN	7	1472101	3/5/2010	TMA794338	3/31/2011	Registered
176050	Chile	TRILLIAN	7	897491	3/9/2010	905726	12/22/2010	Registered
176071	Croatia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176072	Cyprus	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176073	Czech Republic	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176074	Denmark	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176075	Estonia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176076	Finland	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176077	France	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 170

176078	Georgia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176079	Germany	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176080	Greece	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176051	Hong Kong	TRILLIAN	7	301562995	3/15/2010	301562995	3/15/2010	Pending Application
176081	Hungary	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176082	Iceland	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176052	India	TRILLIAN	7	1933096	3/9/2010			Pending Application
176053	Indonesia	TRILLIAN	7	D00.2010.00991	3/19/2010			Pending Application
				3
176083	Iran	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176084	Ireland	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176085	Italy	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176086	Japan	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176087	Kenya	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176088	Kyrgyz Republic	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176089	Latvia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176090	Liechtenstein	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176091	Lithuania	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176092	Macedonia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176054	Mexico	TRILLIAN	7	1072834	3/8/2010	1181704	9/29/2010	Registered
176093	Monaco	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176094	Montenegro (Republic of)	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176095	Morocco	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176096	Norway	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176097	Poland	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176098	Portugal	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176099	Romania	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176100	Russian Federation	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176101	Serbia (Republic of)	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176102	Singapore	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176103	Slovak Republic	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176104	Slovenia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176105	South Korea	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176106	Spain	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176107	Sweden	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176108	Switzerland	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176109	Syria	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 171

176055	Taiwan	TRILLIAN	7	099010118	3/8/2010	1478721	10/16/2011	Registered
176110	Turkey	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176111	Turkmenistan	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176112	Ukraine	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176113	United Kingdom	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176057	United States	TRILLIAN	7	77960308	3/16/2010	4032322	9/27/2011	Registered
176056	Venezuela	TRILLIAN	7	3808-10	3/15/2010			Pending Application
176114	Vietnam	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176064	WIPO	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
176115	Zambia	TRILLIAN	7	1034997	3/30/2010	1034997	3/30/2010	Registered
166118	Andorra	TRI-X	1	4899	1/24/1997	3052	1/24/1997	Registered
161710	Argentina	TRI-X	1	32207032	1/7/2013	1909447	1/6/2003	Registered
161739	Chile	TRI-X	1, 9	928766	11/11/2010	907318	12/12/2010	Registered
161772	Greece	TRI-X	1	84904	2/19/1987	84904	2/19/1987	Registered
161876	India	TRI-X	1		10/8/1942	6314	3/5/1948	Registered
161872	Indonesia	TRI-X	9	D97 19745		IDM000158962	3/15/1998	Registered
161882	Iran	TRI-X	1		9/11/1966	29538		Registered
161887	Japan	TRI-X	1	734272/95	10/16/1995	477596	3/8/1956	Registered
161902	Mexico	TRI-X	1, 9	88441	7/14/1959	98552	11/11/1959	Registered
161916	Panama	TRI-X	16			29630	10/27/1982	Registered
161927	Peru	TRI-X	9			92895	8/26/1991	Registered
161921	Peru	TRI-X	1	243691	6/1/1994	26890	10/14/1994	Registered
161937	Poland	TRI-X	1	96499	2/8/1991	71224	2/8/1991	Registered
161957	South Africa	TRI-X	1	65/5175	12/13/1965	65/5175	12/13/1965	Registered
161890	South Korea	TRI-X	1	1188/1971	4/1/1971	22624	6/28/1971	Registered
161693	United States	TRI-X	1	71-672501	8/31/1954	609563	7/26/1955	Registered
161950	Venezuela	TRI-X	9			39283	1/12/1961	Registered
176270	United States	TRUPER	9	76625993	12/29/2004	3627362	5/26/2009	Registered
169773	India	ULTIMA	1	1152529	11/22/2002	1152529	11/22/2002	Registered
169340	Argentina	ULTRA	40	2376022	5/22/2002	1922942	4/21/2003	Registered
168888	Guatemala	ULTRA	1	M-9130-2001	12/19/2001	117781	5/22/2002	Registered
157376	Finland	ULTRACOLOR	9	1817/95	3/27/1995	203184	11/29/1996	Registered
169562	Argentina	ULTRAFOTOS (STYLIZED)	16	2382119	7/17/2002	1997872	11/9/2004	Registered
169563	Brazil	ULTRAFOTOS (STYLIZED)	16	824741684	7/29/2002	824741684	4/24/2007	Registered
169564	Guatemala	ULTRAFOTOS (STYLIZED)	16	M-5398-2002	8/12/2002	125605	9/3/2003	Registered
171155	Panama	ULTRAFOTOS (STYLIZED)	40	125829 01	2/26/2003	1258291	2/26/2003	Registered
170765	Paraguay	ULTRAFOTOS (STYLIZED)	16	26025/03	10/9/2003	276075	3/10/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 172

170898	Uruguay	ULTRAFOTOS (STYLIZED)	16	351822	12/15/2003	351822	8/30/2004	Registered
143675	Denmark	ULTRA-IMAGE	9	1993/03677	6/8/1993	1993/07937	11/12/1993	Registered
143694	Greece	ULTRA-IMAGE	9	114742	6/21/1993	114742	6/21/1993	Registered
131462	Brazil	ULTRALINE	1	816873895	8/27/1992	816873895	1/25/1994	Registered
175580	India	ULTRAMAX	1	1678970	4/22/2008			Pending Application
131194	Canada	ULTRATEC		500047	3/10/1983	309848	12/27/1985	Registered
131360	Norway	ULTRATEC	9	88.1412	3/29/1988	155869	4/1/1993	Registered
131383	Sweden	ULTRATEC	1	83/1669	3/15/1983	188793	11/4/1983	Registered
173720	Canada	UPFRONT		1169126	2/24/2003	682144	2/22/2007	Registered
175629	China (People’s Republic Of)	VALUE FOREVER (in	1	7120001	12/18/2008	7120001	8/7/2010	Registered
		Chinese)
137090	Bolivia	VERICHROME	16			83374-A	12/8/1970	Registered
137085	Bolivia	VERICHROME	9			83375-A	12/8/1970	Registered
137080	Bolivia	VERICHROME	1			83376-A	12/8/1970	Registered
137128	Chile	VERICHROME	1	696746	7/22/2005	735475	10/6/2005	Registered
137134	Colombia	VERICHROME	1	92/271005	6/25/1997	14843	7/6/1997	Registered
137541	Democratic Republic of Congo	VERICHROME	1, 34			A/003297	10/2/1971	Registered
137209	Hong Kong	VERICHROME	1	46/49	1/15/1977	19490863	9/27/1949	Registered
137337	India	VERICHROME	1		10/8/1942	6298	12/4/1944	Registered
137324	Indonesia	VERICHROME	9	D97 19753		IDM000158971	3/15/1998	Registered
137341	Iran	VERICHROME	1		6/24/1954	12520	6/24/1954	Registered
137332	Israel	VERICHROME	1		6/16/1952	12323	5/17/1953	Registered
137395	Malawi	VERICHROME	1			776/59	2/8/1993	Registered
137407	Nigeria	VERICHROME	1		7/7/1952	7171	7/7/1952	Registered
137448	Peru	VERICHROME	9	25501	11/11/1996	44265	4/26/1997	Registered
137443	Peru	VERICHROME	1			9801	12/27/1991	Registered
137486	Singapore	VERICHROME	1			2839	7/14/1939	Registered
150081	South Africa	VERICHROME	1	94/4151	4/25/1994	94/4151	4/25/1994	Registered
137533	South Africa	VERICHROME	1	65/4527	11/4/1965	65/4527	11/4/1965	Registered
137365	South Korea	VERICHROME	1, 9	2897/1970	8/17/1970	20671	12/14/1970	Registered
137499	Taiwan	VERICHROME	18			4208	11/1/1955	Registered
137493	Thailand	VERICHROME	1	285706	7/28/1965	Kor30063	7/28/1965	Registered
137507	Uganda	VERICHROME	1			3066	6/17/1994	Registered
137525	Venezuela	VERICHROME	9		6/13/1994	21247	8/13/1949	Registered
137538	Zambia	VERICHROME	1			776/59	2/8/1993	Registered
137478	Zimbabwe	VERICHROME	1		2/8/1958	776/59	2/14/1931	Registered
162292	Argentina	VERICOLOR	1	2449563	8/4/2003	1954805	10/10/2003	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 173

162304	Canada	VERICOLOR		384229	3/27/1975	TMA212104	2/13/1976	Registered
162337	Greece	VERICOLOR	1	62657	1/10/1979	62657	8/18/1980	Registered
162460	Iceland	VERICOLOR	1	873/1991	9/26/1991	55/1992	1/23/1992	Registered
162447	Indonesia	VERICOLOR	1			IDM000184876	11/18/2008	Registered
162457	Iran	VERICOLOR	1		10/10/1976	45987	11/16/1996	Registered
162452	Ireland	VERICOLOR	9			141689	10/17/1997	Registered
162466	Japan	VERICOLOR	1			1316310	12/13/1997	Registered
150085	South Africa	VERICOLOR	1	94/4152	4/25/1994	94/4152	4/25/1994	Registered
157015	Argentina	VERICOLOR II	1	2449564	8/4/2003	1954806	10/10/2003	Registered
174341	Australia	VERIFI	9	822636	2/7/2000	822636	2/7/2000	Registered
174347	Japan	VERIFI	35, 38, 42	2001-053213	6/12/2001	4640229	1/24/2003	Registered
173659	Australia	VERIS	2, 16	949709	4/7/2003	949709	8/18/2003	Registered
173721	Canada	VERIS		1173484	4/2/2003	TMA657577	1/31/2006	Registered
173662	European Union	VERIS	2, 16	3123502	4/7/2003	3123502	7/1/2004	Registered
173663	Hong Kong	VERIS	2, 16	300003905	4/9/2003	300003905	4/9/2003	Registered
173665	Japan	VERIS	2, 16	2003-028219	4/8/2003	4709249	9/12/2003	Registered
173666	Japan	VERIS	7	2002-055056	7/2/2002	4662492	4/11/2003	Registered
165096	South Africa	VERSALITE	1	85/1465	2/27/1985	85/1465	2/27/1985	Registered
144913	South Africa	VERSALITE &	1	85/3714	5/27/1985	85/3714	5/27/1985	Registered
		D:TRIANGLE
171389	Argentina	VERSAMARK	2	2560064	12/9/2004	2095214	6/28/2006	Registered
171388	Argentina	VERSAMARK	9	2560065	12/9/2004	2131321	11/30/2006	Registered
171391	Brazil	VERSAMARK	2	827003064	12/13/2004	827003064	10/30/2007	Registered
171390	Brazil	VERSAMARK	9	827003072	12/13/2004	827003072	10/30/2007	Registered
171412	Canada	VERSAMARK	2, 9	1244213	1/12/2005	TMA706280	2/1/2008	Registered
171413	France	VERSAMARK	2, 9	04 3328481	12/8/2004	04 3328481	12/8/2004	Registered
171392	Hong Kong	VERSAMARK	2, 9	30331929	12/4/2004	30331929	12/4/2004	Registered
171396	Indonesia	VERSAMARK	9	D00.2004.36219	12/10/2004	IDM000085795	8/31/2006	Registered
				.36580
171397	Indonesia	VERSAMARK	2	D00.2004.36236	12/10/2004	IDM000085805	8/31/2006	Registered
				.36597
171408	Israel	VERSAMARK	9	177010	12/19/2004	177010	2/8/2006	Registered
171409	Israel	VERSAMARK	2	177009	12/19/2004	177009	2/8/2006	Registered
171399	Malaysia	VERSAMARK	2	2004/19224	12/8/2004	2004/19224	12/8/2004	Registered
171398	Malaysia	VERSAMARK	9	2004/19223	12/8/2004	04019223	12/8/2004	Registered
171400	Mexico	VERSAMARK	9	691452	12/6/2004	866709	12/6/2004	Registered
171401	Mexico	VERSAMARK	2	691451	12/6/2004	866708	12/6/2004	Registered
171406	Peru	VERSAMARK	9	227325	12/7/2004	103938	3/15/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 174

171407	Peru	VERSAMARK	2	227324	12/7/2004	104464	4/12/2005	Registered
171402	Taiwan	VERSAMARK	2, 9	093057212	12/8/2004	1176725	10/1/2005	Registered
171410	Thailand	VERSAMARK	9	575709	12/14/2004	Kor121237	12/14/2004	Registered
171411	Thailand	VERSAMARK	2	575363	12/13/2004	KOR228071	12/13/2004	Registered
171404	Venezuela	VERSAMARK	9	21685-04	12/9/2004		11/11/2005	Registered
171405	Venezuela	VERSAMARK	2	21684-04	12/9/2004		11/11/2005	Registered
160007	Finland	VERSAMAT	1, 9	3571/87	8/24/1987	106531	2/20/1990	Registered
159993	United States	VERSAMAT	9	00156963	11/9/1962	00767131	3/24/1964	Registered
159989	United States	VERSAMAT	1	T00156962	11/9/1962	00766958	3/24/1964	Registered
174358	China (People’s Republic Of)	VIOLET EXCEL	7	4237786	8/25/2004	4237786	1/28/2007	Registered
174361	Hong Kong	VIOLET EXCEL	7	300274202	8/25/2004	300274202	8/25/2004	Registered
174363	Singapore	VIOLET EXCEL	7	T04/14227J	8/27/2004	T04/14227J	8/27/2004	Registered
174369	Brazil	VIOLET PRINT	7	827009232	12/17/2004	827009232	11/6/2007	Registered
174393	China (People’s Republic Of)	VIOLET PRINT	7	4411839		4411839	3/21/2009	Registered
174372	Hong Kong	VIOLET PRINT	7	300336807	12/13/2004	300336807	6/7/2005	Registered
174374	Mexico	VIOLET PRINT	7	693118	12/15/2004	869350	12/15/2004	Registered
174373	Russian Federation	VIOLET PRINT	7	2004728970	12/15/2004	310053	7/6/2006	Registered
174375	Singapore	VIOLET PRINT	7	T01/21945A	12/13/2004	T04/21945	12/13/2004	Registered
174376	South Korea	VIOLET PRINT	7	40-2004-55929	12/10/2004	649820	2/3/2006	Registered
174380	Australia	VIOLETNEWS	7	1014267	8/4/2004	1014267	8/4/2004	Registered
174381	Brazil	VIOLETNEWS	7	826773184	8/5/2004	826773184	10/16/2007	Registered
174382	Canada	VIOLETNEWS		1225833	8/4/2004	TMA694195	8/16/2007	Registered
174383	China (People’s Republic Of)	VIOLETNEWS	7	4206409	8/5/2004	4206409	12/21/2006	Registered
174385	Hong Kong	VIOLETNEWS	7	300262944	8/5/2004	300262944	1/27/2005	Registered
174386	Mexico	VIOLETNEWS	7	670851	8/9/2004	853356	8/9/2004	Registered
174387	Russian Federation	VIOLETNEWS	7	2004718735	8/18/2004	299493	12/14/2005	Registered
174388	Singapore	VIOLETNEWS	7	T04/13342E	8/10/2004	T04/13342E	8/10/2004	Registered
165947	South Africa	VISAGE	1	97/6512	5/2/1997	97/6512	5/2/1997	Registered
172223	Argentina	VISION	1	2607323	7/28/2005	2128291	11/20/2006	Registered
172341	Australia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172342	Austria	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172343	Benelux	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172224	Brazil	VISION	1	827658362	8/10/2005			Pending Application
172344	Bulgaria	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172225	Canada	VISION		1268095	8/4/2005	TMA694208	8/16/2007	Registered
172345	China (People’s Republic Of)	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172346	Croatia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 175

172347	Cyprus	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172348	Czech Republic	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172349	Denmark	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172350	Estonia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172352	France	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172353	Georgia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172354	Germany	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172355	Greece	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172227	Hong Kong	VISION	1	300462762	7/22/2005	300462762	7/22/2005	Registered
172356	Hungary	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172357	Iceland	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172229	Indonesia	VISION	1	D00.2005.01567	8/16/2005	IDM000230882	12/28/2009	Registered
				0
172358	Iran	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172359	Ireland	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172360	Italy	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172362	Latvia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172363	Liechtenstein	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172364	Lithuania	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172365	Macedonia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172230	Mexico	VISION	1	730264	7/25/2005	940367	7/25/2005	Registered
172366	Monaco	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172367	Morocco	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172368	Mozambique	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172369	Namibia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172370	Norway	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172372	Portugal	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172373	Romania	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172374	Russian Federation	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172375	Serbia and Montenegro	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172376	Singapore	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172377	Slovak Republic	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172378	Slovenia	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172379	Spain	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172380	Sweden	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172381	Switzerland	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172382	Syria	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 176

172231	Taiwan	VISION	1	094035427	7/25/2005	1199457	3/16/2006	Registered
172383	Turkey	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172384	Ukraine	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172385	United Kingdom	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
172261	United States	VISION	1	78/704018	8/31/2005	3129558	8/15/2006	Registered
172232	Venezuela	VISION	1	16341-05	7/29/2005	270080	4/17/2006	Registered
172340	WIPO	VISION	1	869559	10/7/2005	869559	10/7/2005	Registered
175630	China (People’s Republic Of)	VIVID (in Chinese)	1	7120002	12/18/2008	7120002	8/7/2010	Registered
158829	United States	VR (STYLIZED)	1	492642	7/30/1984	1347045	7/9/1985	Registered
174168	Canada	WINNER		1007174	3/2/1999	TMA532131	9/5/2000	Registered
174176	New Zealand	WINNER	7	303786	1/11/1999	303786	6/23/1999	Registered
176275	India	WONDER YEARS	9, 16, 40	2241503	11/29/2011			Pending Application
176279	India	WONDER YEARS Logo	9, 16, 40	2248254	12/12/2011			Pending Application
149373	Greece	WRATTEN	9	84919	2/18/1987	84919	2/18/1997	Registered
149463	India	WRATTEN	9		10/8/1942	6302	2/12/1945	Registered
149468	Japan	WRATTEN	1, 9	734270/95	10/16/1995	78067	3/20/1916	Registered
149482	Peru	WRATTEN	9			41744	7/24/1991	Registered
149501	Singapore	WRATTEN	9			T39/02868G	7/14/1939	Registered
149349	United States	WRATTEN	9, 11	71/070177	5/2/1913	98493	7/21/1914	Registered
134717	Mexico	X	9	500521	4/26/1929	29229	5/1/1929	Registered
137898	Australia	XTOL	1	713682	7/25/1996	713682	7/25/1996	Registered
137908	Canada	XTOL	1	818603	7/23/1996	515912	8/31/1999	Registered
137928	Denmark	XTOL	1	4350/96	8/1/1996	VR 1997 01369	3/21/1997	Registered
137913	Finland	XTOL	1	3334/96	7/31/1996	205809	5/15/1997	Registered
137933	Greece	XTOL	1	130303	8/6/1996	130303	9/17/1998	Registered
137938	Ireland	XTOL	1	96/4647	8/1/1996	203228	8/1/1996	Registered
137918	Norway	XTOL	1	4595/1996	7/31/1996	183788	7/24/1997	Registered
137943	Sweden	XTOL	1	7132/96	8/2/1996	321084	1/17/1997	Registered
137923	United Kingdom	XTOL	1	2106510	7/30/1996	2106510	7/30/1996	Registered
166493	Argentina	XTRALIFE	9	2876391	11/18/2008	1711208	12/18/1998	Registered
147318	Denmark	XTRALIFE	9	5676/86	9/3/1986	1829/88	4/25/1988	Registered
147337	Greece	XTRALIFE	9	83705	9/19/1986	83705	9/19/1986	Registered
168864	India	XTRALIFE	9	1058605	11/12/2001	1058605	11/12/2001	Registered
166491	Mexico	XTRALIFE	9	311412	10/20/1997	565625	11/28/1997	Registered
167452	Paraguay	XTRALIFE	9	1004807	2/11/2010	341068	5/29/2000	Registered
167300	Peru	XTRALIFE	9	387839	4/28/2009	56888	7/2/1999	Registered
152029	United Kingdom	XTRALIFE	9	2000960	10/31/1994	2000960	10/31/1994	Registered

TM Rights (Grouped by registered owner) + Status	Report Date: 3/13/2013 Page: 177

167301	Uruguay		XTRALIFE	9	308208	10/30/1998	425679	11/19/2001	Registered
166496	Venezuela		XTRALIFE	21	21346/97	10/21/1997	243710	12/20/2002	Registered
171204	Israel		YELLOW (color only)	1	173868	8/2/2004	173868	10/15/2006	Registered
171205	Israel		YELLOW (color only)	40	173869	8/2/2004	173869	10/15/2006	Registered
152037	United Kingdom		YOU PUSH THE BUTTON,	1, 9, 16, 40	2000970	10/31/1994	2000970	10/31/1994	Registered
			KODAK DOES THE REST
140125	Denmark		ZOOM	1	6486/96	12/2/1996	VR 1997 00141	1/17/1997	Registered
140130	Finland		ZOOM	1	5018/96	12/3/1996	207469	9/15/1997	Registered
140140	Iceland		ZOOM	1	1537/1996	12/9/1996	480/1997	4/23/1997	Registered

Registered Owner:		Kodak (Near East) Inc.		P.O. Box 11460
				Dubai, UNITED ARAB EMIRATES

ID	Country		Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
156220	Lebanon		EKTACHROME	1, 9, 16	145180	9/5/2012	73555	9/16/1997	Registered
152218	Lebanon		KODACHROME	1, 9, 16	145182	9/5/2012	73554	9/16/1997	Registered
151491	Lebanon		KODACOLOR	1, 9, 16	145181	9/5/2012	73553	9/16/1997	Registered
142548	Lebanon		KODAK	1, 9, 16			45222	1/6/1984	Registered
143674	Syria		KODAK	9	1104	3/17/2004	25755	6/9/2004	Registered
153308	Lebanon		KODAK (ARABIC)	1, 9, 16			49100	7/10/1986	Registered
153329	Syria		KODAK (ARABIC)	1, 9, 16			28671	2/20/2006	Registered
155056	Lebanon		KODAK	40		1/14/1987	49868	1/14/1987	Registered
			CORP.SYMBOL-B&W
166275	Lebanon		RETINA	9		1/6/1984	45221		Registered
152711	Syria		RETINA	9	1104	3/17/2004	25756	6/9/2004	Registered

Registered Owner:		Kodak Philippines, Ltd.		P.O. Box 620
				Commercial Center
				Makati Rizal 3117
				PHILIPPINES

ID	Country		Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
169025	Philippines		KODAK EXPRESS	41	94145	7/26/1994	65909	6/26/1998	Registered
172531	Philippines		KODAK EXPRESS	42	4-2002-000841	1/31/2002	4-2002-000841	2/26/2006	Registered

Registered Owner:		Pakon, Inc.

ID	Country		Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
176273	United States		PAKON	9	72302171	7/8/1968	882813	12/23/1969	Registered

Domain Names

Domain Name	Expiration Date	REGISTRAR	Kodak Contact for domain
kodakgallery.ca	5-Dec-14	Namespro.ca	Kodak Canada Inc -
kodakweddings.co.uk	7-Jan-14	123-Reg.co.uk	via UDRP - transferred to Kodak 02/13
kodakmarcomrequestform.com	4-May-14	GoDaddy	Iain Craigie | Customer Marketing Manager | Americas Region, Document Imaging
mygua.org	7-Jan-14	GoDaddy	Michele R Laird- Williams | Customer Marketing Manager Packaging Segment & Executive Director, Kodak Graphic User’s Association | Americas |
encad.com	28-Nov-13	NetworkSolutions	NS accnt 22699172
kodakversamark.com	30-Dec-13	NetworkSolutions	NS accnt versamark
design2launch.com	24-Oct-14	Register.com
tokencreator.com	3/18/2013	Network Solutions
tokenredeemer.com	3/18/2013	Network Solutions
tokenserver.com	3/18/2013	Network Solutions
creonews.com	3/27/2013	Network Solutions
creo-web.com	3/28/2013	Network Solutions
prinergy.com	4/22/2013	Network Solutions
creo.com	6/23/2013	Network Solutions
networkedgraphicproduction.com	6/23/2013	Network Solutions
ngppartners.com	6/23/2013	Network Solutions
creodata.com	7/15/2013	Network Solutions
creodemo.com	7/16/2013	Network Solutions
creolize.com	7/16/2013	Network Solutions
ngppartners.org	7/28/2013	Network Solutions
printkodak.co.uk	7/28/2013	Network Solutions
creocomunicacion.com	8/18/2013	Network Solutions
creoplus.com	9/9/2013	Network Solutions
kpgraphics.com	10/21/2013	Network Solutions
creoevent.com	10/24/2013	Network Solutions
creo-works.net	10/28/2013	Network Solutions
kodakpulse.com	10/29/2013	Network Solutions
creoimaging.com	10/31/2013	Network Solutions
kodakgallerycoupon.org	11/4/2013	Network Solutions
kodakinkjetprinter.com	11/15/2013	Network Solutions
printandprosper.com	12/16/2013	Network Solutions
newkodak.com	1/12/2014	Network Solutions
kodaktransforms.com	1/15/2014	Network Solutions
sixdegrees.biz	2/2/2014	Network Solutions
creocorp.com	3/22/2014	Network Solutions
creotech.net	3/22/2014	Network Solutions
ctpthermal.com	3/26/2014	Network Solutions
thermalctp.com	3/26/2014	Network Solutions
thermalctp.net	3/26/2014	Network Solutions
imsibiz.com	3/28/2014	Network Solutions
creoglobal.com	4/18/2014	Network Solutions
creolatino.com	4/18/2014	Network Solutions
creotranslation.com	4/18/2014	Network Solutions
iqsmart1.com	5/4/2014	Network Solutions
creo-works.com	6/20/2014	Network Solutions
creointernational.com	8/8/2014	Network Solutions
pakon.com	1/17/2015	Network Solutions
creodp.com	8/15/2015	Network Solutions
creopod.com	9/1/2015	Network Solutions
creopods.com	9/1/2015	Network Solutions
creopos.com	9/1/2015	Network Solutions
creoprintondemand.com	9/1/2015	Network Solutions
ofoto.com	5/27/2016	Network Solutions

d2ls.com	8/9/2016	Network Solutions
kodak.lt	1/10/2013	MelbourneIT
kodak.rw	1/10/2013	MelbourneIT
kodak.li	1/31/2013	MelbourneIT
kodak.co.ae	2/7/2013	MelbourneIT
kodakexpress.no	2/27/2013	MelbourneIT
kodak.jp	2/28/2013	MelbourneIT
kodakmobile.com.ro	3/4/2013	MelbourneIT
kodak.tm	3/21/2013	MelbourneIT
kodak.com.vc	4/6/2013	MelbourneIT
kodak.net	4/6/2013	MelbourneIT
kodak.vc	4/6/2013	MelbourneIT
kodakexpress.tm	4/17/2013	MelbourneIT
kodak.com.br	4/23/2013	MelbourneIT
kodakexpress.cn	4/24/2013	MelbourneIT
kodak.se	4/25/2013	MelbourneIT
kodakeprint.com	4/25/2013	MelbourneIT
appliedsciencefiction.com	5/2/2013	MelbourneIT
kodakmcs.com	5/2/2013	MelbourneIT
kodakmobile.at	5/2/2013	MelbourneIT
mcsoffer.com	5/2/2013	MelbourneIT
seemyoffer.com	5/2/2013	MelbourneIT
kodakexpress.com	5/3/2013	MelbourneIT
kodakmobile.co.at	5/3/2013	MelbourneIT
kodakgallery.com.hk	5/4/2013	MelbourneIT
kodakgallery.com.au	5/9/2013	MelbourneIT
kodakmobile.cz	5/11/2013	MelbourneIT
kodakgallery.cz	5/12/2013	MelbourneIT
shopkodak.ca	5/12/2013	MelbourneIT
kodak.ws	5/13/2013	MelbourneIT
kodak.us	5/15/2013	MelbourneIT
kodakexpress.fr	5/17/2013	MelbourneIT
kodak.co.ve	5/21/2013	MelbourneIT
kodakgalerie.fr	5/22/2013	MelbourneIT
asf.com	5/28/2013	MelbourneIT
photonet.com	5/29/2013	MelbourneIT
kodak.com.kn	5/31/2013	MelbourneIT
kodak.kn	5/31/2013	MelbourneIT
kodakexpress.ch	5/31/2013	MelbourneIT
kodakgallery.at	5/31/2013	MelbourneIT
kodakexpress.com.cn	6/2/2013	MelbourneIT
kodak.com.pl	6/3/2013	MelbourneIT
kodakgallery.se	6/6/2013	MelbourneIT
kodakexpress.gr	6/11/2013	MelbourneIT
kodak.is	6/19/2013	MelbourneIT
kodak.ly	6/19/2013	MelbourneIT
kodakgallery.cl	6/21/2013	MelbourneIT
kodakexpress.com.mx	6/22/2013	MelbourneIT
photonet.org	6/23/2013	MelbourneIT
kodak.com.pr	6/25/2013	MelbourneIT
kodakgallery.it	6/29/2013	MelbourneIT
kodak.com.uy	6/30/2013	MelbourneIT
kodakexpress.eu	6/30/2013	MelbourneIT
kodakgallery.eu	6/30/2013	MelbourneIT

kodakexpress.co.th	7/1/2013	MelbourneIT
kodakexpress.co.ve	7/2/2013	MelbourneIT
kodakexpress.com.ve	7/3/2013	MelbourneIT
kodak.com.mt	7/6/2013	MelbourneIT
kodak.com.az	7/7/2013	MelbourneIT
kodak.com.sc	7/9/2013	MelbourneIT
leblogkodak.fr	7/9/2013	MelbourneIT
kodak.co.nz	7/10/2013	MelbourneIT
kodakgallery.com.ar	7/11/2013	MelbourneIT
kodak.com.pa	7/15/2013	MelbourneIT
kodakexpress.net	7/17/2013	MelbourneIT
kodakexpress.co	7/20/2013	MelbourneIT
kodakgallery.co	7/20/2013	MelbourneIT
kodakexpress.org	7/25/2013	MelbourneIT
kodak.co.uk	7/27/2013	MelbourneIT
kodak.info	7/28/2013	MelbourneIT
kodakexpress.info	7/28/2013	MelbourneIT
kodak.nu	8/5/2013	MelbourneIT
kodak.mn	8/8/2013	MelbourneIT
kodak.ru	8/9/2013	MelbourneIT
kodakexpress.com.sg	8/10/2013	MelbourneIT
gallery.com	8/11/2013	MelbourneIT
kodak.cl	8/17/2013	MelbourneIT
kodak.com.gr	8/18/2013	MelbourneIT
kodak.com.mx	8/18/2013	MelbourneIT
kodak.de	8/18/2013	MelbourneIT
kodak.com.gt	8/20/2013	MelbourneIT
kodak.com.tr	8/20/2013	MelbourneIT
kodak.lu	8/20/2013	MelbourneIT
kodak.com.ar	8/21/2013	MelbourneIT
kodakmms.com	8/24/2013	MelbourneIT
kodakromania.com.ro	8/28/2013	MelbourneIT
kodakromania.ro	8/28/2013	MelbourneIT
kodak.be	8/30/2013	MelbourneIT
kodak.eu	8/31/2013	MelbourneIT
kodak.it	8/31/2013	MelbourneIT
kodak.fi	9/1/2013	MelbourneIT
kodakexpress.fi	9/1/2013	MelbourneIT
sokodak.com	9/1/2013	MelbourneIT
kodak.com.co	9/3/2013	MelbourneIT
kodak.org	9/8/2013	MelbourneIT
kodakexpress.com.gt	9/11/2013	MelbourneIT
kodak.com	9/15/2013	MelbourneIT
kodakexpress.ph	9/19/2013	MelbourneIT
kodak.com.hk	9/21/2013	MelbourneIT
kodak.mobi	9/26/2013	MelbourneIT
kodak.sa.com	9/27/2013	MelbourneIT
adventprinter.com	9/29/2013	MelbourneIT
kodak.dk	9/30/2013	MelbourneIT
kodak.cd	10/1/2013	MelbourneIT
kodakexpress.com.hk	10/1/2013	MelbourneIT
kodakexpress.com.lv	10/2/2013	MelbourneIT
kodakexpress.lv	10/2/2013	MelbourneIT
kodak.com.ni	10/3/2013	MelbourneIT

kodakgallery.com	10/6/2013	MelbourneIT
kodakgallery.com.es	10/6/2013	MelbourneIT
kodak.ca	10/10/2013	MelbourneIT
kodak.com.my	10/10/2013	MelbourneIT
kodakexpress.com.my	10/12/2013	MelbourneIT
kodak.com.sg	10/15/2013	MelbourneIT
kodakonline.com.br	10/15/2013	MelbourneIT
kodak.co.id	10/16/2013	MelbourneIT
kodakexpress.co.nz	10/17/2013	MelbourneIT
kodak.mw	10/19/2013	MelbourneIT
kodak.cz	10/21/2013	MelbourneIT
kodakexpress.com.pa	10/24/2013	MelbourneIT
kodakgallery.com.my	10/25/2013	MelbourneIT
kodakmobile.com.my	10/25/2013	MelbourneIT
kodakexpress.com.do	10/26/2013	MelbourneIT
kodak.co.ma	10/27/2013	MelbourneIT
kodak.st	10/27/2013	MelbourneIT
eastmanbusinesspark.com	10/29/2013	MelbourneIT
kodak.ie	10/29/2013	MelbourneIT
kodak.com.ua	10/30/2013	MelbourneIT
kodak.ch	10/31/2013	MelbourneIT
kodak.com.au	10/31/2013	MelbourneIT
kodakexpress.com.pe	11/2/2013	MelbourneIT
nexpress.com	11/5/2013	MelbourneIT
printondemandsolutions.com	11/6/2013	MelbourneIT
venuephotos.com	11/7/2013	MelbourneIT
kodakexpress.com.uy	11/9/2013	MelbourneIT
kodak.kg	11/10/2013	MelbourneIT
kodakgallery.es	11/10/2013	MelbourneIT
kodakgallery.info	11/11/2013	MelbourneIT
kodakgallery.org	11/11/2013	MelbourneIT
kodak.bi	11/12/2013	MelbourneIT
kodak.vu	11/12/2013	MelbourneIT
kodak.tv	11/13/2013	MelbourneIT
kodakexpress.com.ph	11/13/2013	MelbourneIT
kodak.com.ph	11/15/2013	MelbourneIT
kodak.no	11/15/2013	MelbourneIT
kodakgallery.de	11/17/2013	MelbourneIT
kodak.asia	11/24/2013	MelbourneIT
kodak.io	11/25/2013	MelbourneIT
kodak.com.dm	11/28/2013	MelbourneIT
kodak.com.lv	11/28/2013	MelbourneIT
kodak.dm	11/28/2013	MelbourneIT
kodak.lv	11/28/2013	MelbourneIT
kodak.gd	11/29/2013	MelbourneIT
kodak.co.jp	11/30/2013	MelbourneIT
kodak.co.ck	12/1/2013	MelbourneIT
kodakexpress.cz	12/4/2013	MelbourneIT
kodak.com.jm	12/5/2013	MelbourneIT
kodak.cg	12/10/2013	MelbourneIT
kodak.hm	12/11/2013	MelbourneIT
kodakexpress.com.ar	12/12/2013	MelbourneIT
kodak.co.th	12/18/2013	MelbourneIT
kodak.at	12/22/2013	MelbourneIT

kodak.fr	12/28/2013	MelbourneIT
kodak.com.fj	12/30/2013	MelbourneIT
kodak.com.nf	12/30/2013	MelbourneIT
kodakgallery.co.nz	12/30/2013	MelbourneIT
kodak.co.in	12/31/2013	MelbourneIT
kodak.com.gy	12/31/2013	MelbourneIT
kodak.gy	12/31/2013	MelbourneIT
kodak.sn	12/31/2013	MelbourneIT
kodakexpress.be	12/31/2013	MelbourneIT
kodakexpress.dk	12/31/2013	MelbourneIT
kodak.co.at	1/1/2014	MelbourneIT
kodak.gl	1/1/2014	MelbourneIT
kodak.gm	1/1/2014	MelbourneIT
kodak.ky	1/1/2014	MelbourneIT
kodak.lk	1/1/2014	MelbourneIT
kodak.ac	1/5/2014	MelbourneIT
kodak.as	1/5/2014	MelbourneIT
kodak.sh	1/5/2014	MelbourneIT
kodak.fm	1/10/2014	MelbourneIT
kodak.gs	1/10/2014	MelbourneIT
kodak.off.ai	1/10/2014	MelbourneIT
kodak.kz	1/11/2014	MelbourneIT
kodak.ms	1/11/2014	MelbourneIT
kodak.tc	1/11/2014	MelbourneIT
kodak.vg	1/11/2014	MelbourneIT
kodakexpress.es	1/11/2014	MelbourneIT
kodak.ag	1/16/2014	MelbourneIT
kodak.com.ag	1/16/2014	MelbourneIT
kodak.com.pe	1/16/2014	MelbourneIT
kodak.co.im	1/17/2014	MelbourneIT
kodak.com.gi	1/20/2014	MelbourneIT
kodak.ee	1/20/2014	MelbourneIT
kodak-express.de	1/22/2014	MelbourneIT
kodakexpress.de	1/22/2014	MelbourneIT
kodakexpress.com.pr	1/23/2014	MelbourneIT
kodak.co.za	1/24/2014	MelbourneIT
kodakexpress.co.za	1/24/2014	MelbourneIT
kodak.to	1/25/2014	MelbourneIT
kodak.co.gg	1/31/2014	MelbourneIT
kodak.co.je	1/31/2014	MelbourneIT
kildistributor.com	2/1/2014	MelbourneIT
kodak.co.tt	2/1/2014	MelbourneIT
kodakexpress.asia	2/6/2014	MelbourneIT
kodak.la	2/7/2014	MelbourneIT
kodakexpress.la	2/7/2014	MelbourneIT
kodak.co.vi	2/9/2014	MelbourneIT
kodak.in	2/14/2014	MelbourneIT
kodakexpress.in	2/16/2014	MelbourneIT
kodak.pl	2/17/2014	MelbourneIT
kodakexpress.com.br	2/19/2014	MelbourneIT
kodakexpress.it	2/20/2014	MelbourneIT
kodakexpress.md	2/20/2014	MelbourneIT
kodak-express.nl	2/22/2014	MelbourneIT
kodak.nl	2/22/2014	MelbourneIT

kodakexpress.nl	2/22/2014	MelbourneIT
kodak.co	2/23/2014	MelbourneIT
kodakmobile.lu	2/23/2014	MelbourneIT
kodak.com.ru	2/25/2014	MelbourneIT
kodak-dpt.com	2/28/2014	MelbourneIT
kodak.com.ec	2/28/2014	MelbourneIT
kodak.com.pt	2/28/2014	MelbourneIT
kodak.pt	2/28/2014	MelbourneIT
kodakexpress.pt	2/28/2014	MelbourneIT
kodak.com.ve	3/1/2014	MelbourneIT
kodakgallery.com.cn	3/1/2014	MelbourneIT
kodakgallery.nl	3/2/2014	MelbourneIT
kodakgallery.fr	3/3/2014	MelbourneIT
kodak.es	3/4/2014	MelbourneIT
kodak.com.do	3/8/2014	MelbourneIT
kodachrome.com	3/9/2014	MelbourneIT
kodak.com.lc	3/10/2014	MelbourneIT
creoservers.com	3/12/2014	MelbourneIT
kodak.com.vn	3/12/2014	MelbourneIT
kodakmobile.fi	3/17/2014	MelbourneIT
kodakmobile.ie	3/22/2014	MelbourneIT
kodakexpress.cl	3/28/2014	MelbourneIT
kodakgalerie.de	3/28/2014	MelbourneIT
printkodak.com	3/28/2014	MelbourneIT
pod-wf.com	3/29/2014	MelbourneIT
kodakexpress.co.in	3/31/2014	MelbourneIT
kodakexpress.com.es	4/6/2014	MelbourneIT
kodak.co.ke	4/11/2014	MelbourneIT
kodakexpress.co.ke	4/11/2014	MelbourneIT
kodak.cx	4/12/2014	MelbourneIT
kodak.am	4/15/2014	MelbourneIT
kodakexpress.com.tr	4/15/2014	MelbourneIT
kodakgallery.co.in	4/16/2014	MelbourneIT
kodakgallery.co.kr	4/19/2014	MelbourneIT
kodakgallery.com.sg	4/20/2014	MelbourneIT
kodakgallery.com.ph	4/23/2014	MelbourneIT
kodakgallery.com.mx	4/24/2014	MelbourneIT
kodak.com.sv	4/30/2014	MelbourneIT
kodakgallery.com.tw	4/30/2014	MelbourneIT
kodakexpress.co.uk	6/23/2014	MelbourneIT
kodakexpress.com.pk	7/5/2014	MelbourneIT
kodakexpress.biz.pk	7/10/2014	MelbourneIT
kodakexpress.com.au	10/15/2014	MelbourneIT
kodak.gr	12/31/2014	MelbourneIT
kodak.ph	12/31/2020	MelbourneIT
kodak.xxx	12/6/2021	MelbourneIT
kodakexpress.xxx	12/6/2021	MelbourneIT
kodakgallery.xxx	12/6/2021	MelbourneIT

Trade Names

Grantor	Jurisdiction of Organization	FEIN	Organizational ID Number	Trade Names	Alternate Names Used During Last Five Years
Eastman Kodak Company	New Jersey	16-0417150	3590801000
Creo Manufacturing America LLC	Wyoming	20-0754412	200400460497
Eastman Kodak International Capital Company, Inc.	Delaware	16-0952341	0675517
Far East Development Ltd.	Delaware	16-1152300	0899514
FPC Inc. (incorporated as Metro Film Products; named changed to FPC Inc. eff 10/19/88)	California	95-3519183	C0957735	Pro-Tek
Kodak (Near East), Inc.	New York	16-6027936	N/A
Kodak Americas, Ltd. (incorporated as Kodak Puerto Rico, Limited; name changed to Kodak Caribbean, Limited eff 12/8/70; changed to Kodak Americas, Ltd. eff 3/31/97)	New York	66-0216256	N/A

29

Kodak Aviation Leasing LLC	Delaware	06-1585224	3241322
Kodak Imaging Network, Inc. (incorporated as Ofoto, Inc.; name changed to Kodak Imaging Network, Inc. eff 2/25/05)	Delaware	94-3334107	3059736	Kodak Gallery
Kodak Philippines, Ltd.	New York	16-0747862	N/A
Kodak Portuguesa Limited	New York	16-0839171	N/A

Kodak Realty, Inc.

(incorporated as Recordak Sales Corporation; name changed to Eastman Kodak Exposition Company, Ltd. eff 5/24/94; changed to Eastman Kodak Communications, Inc. eff 1/2/95; changed to Kodak Realty, Inc. eff 10/28/03)

	New York	16-0912045	N/A
Laser-Pacific Media Corporation	Delaware	95-3824617	2236415	Laser Edit, Inc. Pacific Video, Inc.
NPEC Inc. (incorporated as 360 North Pastoria Environmental Corporation; name changed to NPEC Inc. eff 10/25/01)	California	16-1375677	C1513754

30

Pakon, Inc. (incorporated as Pakon Corporation; name changed to Pakon, Inc. eff 8/5/85)	Indiana	35-1643462	198507-375
Qualex Inc. (incorporated as Ektra Photofinishing Corporation; name changed to Qualex Inc. eff 3/29/88)	Delaware	16-1306019	2133251	QLX Photoprocessing QLX Photoprocessing, Inc. QLX Imaging Kodalux Processing Services Event Imaging Solutions

Copyrights

Amended Schedule IV to US Security Agreement - Copyrights

No.	Title	Registration Number	Registration Date	Record Owner
1	100-year start on tomorrow : 1880-1980.	TX0000478030	1980-05-15	Eastman Kodak Company

2	4-H photography project : leader’s guide.	TX0000669547	1981-03-26	Eastman Kodak Company

3	5th & 6th Here’s how / [John F. Englert,	TX000072478	1978-04-10	Eastman Kodak Company
Jr., Barbara Jean, Charles A. Kinsley
et al.].

4	9 Kodak color films for Process C-41.	TX0000223225	1979-03-26	Eastman Kodak Company

5	ABC’s of industrial X-ray film	RE0000411289	1988-12-21	Eastman Kodak Company
processing.

6	About Kodak.	RE5000000144	1990-12-03	Eastman Kodak Company

7	About Kodak.	RE0000273640	1985-12-30	Eastman Kodak Company

8	Accurate exposure with your meter.	TX0002501218	1989-02-03	Eastman Kodak Company

9	Accurate exposure with your meter.	TX0001016333	1982-11-15	Eastman Kodak Company

10	Action maze, 2.	TX0000092968	1978-07-14	Eastman Kodak Company

11	Action maze 6.	TX0000118794	1978-05-05	Eastman Kodak Company

12	Adaptation of conventional deep-tank or	RE0000552566	1991-11-12	Eastman Kodak Company
spray processing machines for viscous-
layer development.

13	Addendum to Copy preparation and	TX0001009399	1982-10-07	Eastman Kodak Company
platemaking using Kodak P M T
materials, Q-71.

14	Adding : advanced equipment	TX0002182882	1987-11-18	Eastman Kodak Company
communications option to TECHNET
quality management software series A
1.10.

15	Adding : professional equipment option	TX0002182886	1987-11-18	Eastman Kodak Company
to TECHNET quality management
software, series A 2.00.

16	Adding : reversal paper printing and	TX0002182881	1987-11-18	Eastman Kodak Company
processing option to TECHNET quality
management software series A 1.10.

17	Advanced black-and-white photography.	TX0002208454	1987-11-18	Eastman Kodak Company

18	Advanced camera techniques.	TX0002597623	1989-06-08	Eastman Kodak Company

19	Advanced color printing technology for	TX0000332009	1979-08-30	Eastman Kodak Company
photofinishers and professional finishers.

20	Adventures in existing-light photography	TX0000120339	1978-09-25	Eastman Kodak Company
: a photo book from Kodak.

21	Adventures in outdoor color slides.	RE0000500150	1990-12-03	Eastman Kodak Company

22	Adventures in picture-taking.	RE0000600923	1992-12-11	Eastman Kodak Company

23	Adventures with your camera : unit 1,	TX0000604409	1980-12-04	Eastman Kodak Company
member’s manual, 4-H photography.

24	Aerial photo log.	CSN0000192	1978	Eastman Kodak Company

25	Aerial photo log.	CSN0008721	1978	Eastman Kodak Company

26	Aerial photo log.	CSN0000192	1977	Eastman Kodak Company

27	Aerial photo log.	CSN0008721	1977	Eastman Kodak Company

28	American image—150 years of	PA0000412762	1989-03-24	Martin Sandler
	photography / produced by Debra			Productions, Ltd., and the
	Shapiro; directed by Bob Comiskey.			Eastman Kodak Company

29	Analysis, treatment, and disposal of	TX0000471446	1980-05-14	Eastman Kodak Company
ferricyanide in photographic effluents, a
compendium.

30	Analytical methods for testing Kodak	TX0000985545	1982-09-07	Eastman Kodak Company
products for microelectronics.

31	Annotated bibliography of vitamin E,	RE0000448937	1989-11-29	Eastman Kodak Company
1958-1960.

32	Annotated bibliography of vitamin E.	RE0000317263	1986-12-30	Eastman Kodak Company
Vol. 4, 1958.

33	Applied color photography indoors.	RE0000500154	1990-12-03	Eastman Kodak Company

34	Applied infrared photography.	TX0000780363	1981-10-13	Eastman Kodak Company

35	Applied photography. No. 14.	RE0000411314	1988-12-21	Eastman Kodak Company

36	Applied photography. Vol. 1963, no. 20,	RE0000549449	1991-11-12	Eastman Kodak Company
1963.

37	Art of seeing / [written by Derek	TX0001481858	1984-12-26	Eastman Kodak Company
Doeffinger]

38	Artificial intelligence.	TX0001862237	1986-07-10	Eastman Kodak Company

39	Assignment jet colorama, 493’.	RE0000549419	1991-11-12	Eastman Kodak Company

40	Astrophotography basics : getting started,	TX0000728328	1981-06-23	Eastman Kodak Company
eclipses.

41	At the rim : a celebration of women’s	TX0003180246	1991-10-23	Thomasson-Grant, Inc. &
	collegiate basketball / introd. By Patsy			Eastman Kodak Company
	Neal.			on editorial, photo.
Selection, profiles &
captions

42	Audio-visual notes from Kodak, Special	RE0000600944	1992-12-11	Eastman Kodak Company
Issue.

43	Audio-visual notes from Kodak. Vol. 1, 1961.	RE0000447647	1989-11-29	Eastman Kodak Company

44	Audio-visual notes from Kodak. Vol. 61,	RE0000447650	1989-11-29	Eastman Kodak Company
no. 2, 1961.

45	Audio-visual notes from Kodak. Vol. 61, no. 3, 1961.	RE0000447654	1989-11-29	Eastman Kodak Company

46	Audiovisual notes from Kodak.	CSN0024170	1982	Eastman Kodak Company

47	Audiovisual notes from Kodak.	CSN0024170	1980	Eastman Kodak Company

48	Audiovisual notes from Kodak.	CSN0015160	1979	Eastman Kodak Company

49	Audiovisual notes from Kodak.	TX0000076857	1978-04-10	Eastman Kodak Company

50	Audiovisual notes from Kodak.	TX0000149259	1978-11-13	Eastman Kodak Company

51	Audiovisual notes from Kodak : no. T-91-8-1.	TX0000040336	1978-05-05	Eastman Kodak Company

52	Audiovisual notes from Kodak. Vol. 62,	RE0000500185	1990-12-03	Eastman Kodak Company
no. 1, 1962.

53	Audiovisual notes from Kodak. Vol. 62,	RE0000500203	1990-12-03	Eastman Kodak Company
no. 3, 1962.

54	Audiovisual notes from Kodak. Vol. 63,	RE0000500127	1990-12-03	Eastman Kodak Company
no. 1, 1962.

55	Audiovisual notes from Kodak. Vol. 63,	RE0000549438	1991-11-12	Eastman Kodak Company
no. 2, 1963.

56	Audiovisual notes from Kodak. Vol. 63,	RE0000549457	1991-11-12	Eastman Kodak Company
no. 3, 1963.

57	Audiovisual notes from Kodak. Vol. 64,	RE0000600940	1992-12-11	Eastman Kodak Company
no. 1, 1964.

58	Audiovisual projection : motion pictures,	TX0000985791	1982-09-20	Eastman Kodak Company
slides, filmstrips.

59	Audiovisual projection : motion pictures,	TX0000661819	1981-03-26	Eastman Kodak Company
slides, filmstrips.

60	Audiovisual projection : motion pictures,	TX0000137795	1978-10-31	Eastman Kodak Company
slides, filmstrips : [publication no.] S-3.

61	Autoradiography of macroscopic	TX0002675771	1989-10-30	Eastman Kodak Company
specimens.

62	Avoiding static electricity on	TX0002197899	1987-12-03	Eastman Kodak Company
photographic film.

63	Avoiding static electricity on	TX0000661814	1981-03-26	Eastman Kodak Company
photographic film.

64	Back label on funsaver otuc : no. 3J0123 :	VA0001334841	2006-02-06	Eastman Kodak Company
Louie.BLBL.3J0123.

65	Balancing Kodak commercial	TX0003511454	1993-03-22	Eastman Kodak Company
internegative film 4325/5325 : E-225T.

66	Balancing Kodak vericolor internegative	TX0002206287	1987-12-09	Eastman Kodak Company
file, type 2 (4114).

67	Balancing Kodak Vericolor internegative	TX0002182854	1987-11-18	Eastman Kodak Company
films.

68	Balancing light intensities for line and	TX0000014323	1978-03-20	Eastman Kodak Company
symbol exposure on a photoplotter.

69	Basic color for the graphic arts.	RE0000600937	1992-12-11	Eastman Kodak Company

70	Basic contacting techniques : a simplified	TX0000401431	1980-01-21	Eastman Kodak Company
approach to graphic arts contacting.

71	Basic copying.	TX0000072486	1978-07-24	Eastman Kodak Company

72	Basic developing, printing, enlarging.	RE0000500169	1990-12-03	Eastman Kodak Company

73	Basic developing, printing, enlarging in	TX0001627040	1985-07-25	Eastman Kodak Company
color.

74	Basic developing, printing, enlarging in	TX0000033319	1978-04-17	Eastman Kodak Company
color.

75	Basic photographic sensitometry.	RE0000600915	1992-12-11	Eastman Kodak Company

76	Basic photographic sensitometry.	RE0000448933	1989-11-29	Eastman Kodak Company

77	Basic photographic sensitometry	TX0000783116	1981-10-09	Eastman Kodak Company
workbook.

78	Basic photography for the graphic arts.	RE0000552564	1991-11-12	Eastman Kodak Company

79	Basic picture-taking techniques.	TX0001118332	1983-05-19	Eastman Kodak Company

80	Basic police photography.	RE0000600936	1992-12-11	Eastman Kodak Company

81	Basic reference file : by records sequence	TX0000227176	1979-03-12	Eastman Kodak Company
number & patent number : A1[-4].

82	Basic tilting and animation.	RE0000411296	1988-12-21	Eastman Kodak Company

83	Beginning creative photography for	TX0000107695	1978-09-11	Eastman Kodak Company
graphic communications.

84	Better 35 mm pictures.	TX0001211287	1983-08-29	Eastman Kodak Company

85	Better 35 mm snapshots.	RE0000552587	1991-11-12	Eastman Kodak Company

86	Better movies in color.	RE0000500143	1990-12-03	Eastman Kodak Company

87	Black-and-white darkroom techniques /	TX0000985660	1982-09-07	Eastman Kodak Company
written for Kodak by Hubert C.
Birnbaum.

88	Black/white print processing with the	TX0000584743	1980-12-04	Eastman Kodak Company
Kodak Royalprint processor.

89	BO D5 five-day biochemical oxygen	TX0000713070	1981-06-23	Eastman Kodak Company
demand & C O D chemical oxygen
demand of photographic chemicals :
information for a cleaner environment.

90	Book marks : news for people who sell	CSN0048975	1983	Eastman Kodak Company
Kodak books.

91	Book marks : news for people who sell	CSN0048975	1983	Eastman Kodak Company
Kodak books.

92	Bookmarks : news for people who sell	CSN0032438	1982	Eastman Kodak Company
Kodak books.

93	Bookmarks : news for people who sell	CSN0032438	1981	Eastman Kodak Company
Kodak books.

94	Britain, Ireland, an adventure in pictures /	TX0000401550	1980-01-21	Eastman Kodak Company
presented by Eastman Kodak Company.

95	Brownie book of picture-taking.	RE0000500152	1990-12-03	Eastman Kodak Company

96	Bulletin for the graphic arts.	RE0000140268	1982-10-14	Eastman Kodak Company

97	Buyer’s guide to Kodak equipment.	TX0000223231	1979-03-26	Eastman Kodak Company

98	Buying slides on a budget : low-cost	TX0000661811	1981-03-26	Eastman Kodak Company
production and stock slides.

99	Camera-back masking with silver masks.	RE0000448930	1989-11-29	Eastman Kodak Company

100	Camera-back masking with silver masks.	RE0000411290	1988-12-21	Eastman Kodak Company

101	Camera how it works.	TX0001597824	1985-06-17	Eastman Kodak Company

102	Camera technique for professional	RE0000500149	1990-12-03	Eastman Kodak Company
photographers.

103	Camera trace / William A. Triggs, editor].	CSN0052402	1983	Eastman Kodak Company

104	Cameras and careers.	RE0000411320	1988-12-21	Eastman Kodak Company

105	Cameras in the curriculum : an N E	CSN0052398	1983	Eastman Kodak Company
A/Kodak program.

106	Care of your color prints : [publication	TX0000093424	1978-08-07	Eastman Kodak Company
no.] AE-91.

107	Careers in photography : an expanding	TX0000981736	1982-09-07	Eastman Kodak Company
world.

108	Catalog of search programs for Kodak	TX0001031830	1982-11-22	Eastman Kodak Company
IMT-50 microimage terminal.

109	Characteristics of Kodak photosensitive	TX0000069174	1978-05-26	Eastman Kodak Company
resists.

110	Chemical composition of photographic	TX0000751421	1981-07-21	Eastman Kodak Company
processing solutions.

111	Chemical control methods handbook.	TX0000317778	1979-07-02	Eastman Kodak Company

112	Chemical milling with Kodak photo	RE0000549422	1991-11-12	Eastman Kodak Company
resists.

113	Chemical number listing : with struct.	TX0000227175	1979-03-12	Eastman Kodak Company
Formula & mol. Formula : E1[-3].

114	Choices—choosing the right chemicals	TX0002652593	1989-04-04	Eastman Kodak Company
for photofinishing labs.

115	Choices—choosing the right chemicals	TX0002189298	1987-11-18	Eastman Kodak Company
for processing Kodak Ektacolor papers in
minilabs.

116	Choices—choosing the right chemicals	TX0002189292	1987-11-18	Eastman Kodak Company
for processing Kodak Ektacolor papers in
photofinishing and professional finishing
laboratories.

117	Choices : choosing the right silver	TX0002189485	1987-11-18	Eastman Kodak Company
recovery method for your needs.

118	Choosing the right Kodak film and	TX0002182869	1987-11-18	Eastman Kodak Company
Pentax camera for your picture-taking.

119	Choosing the right Kodak film and	TX0002188024	1987-11-18	Eastman Kodak Company
Vivitar camera for your picture-taking
needs.

120	Choosing your Kodak black-and-white	TX0002206535	1987-12-09	Eastman Kodak Company
photographic papers for contact printing
or enlarging.

121	Cinematographer’s field guide : Kodak	TX0001024192	1982-11-15	Eastman Kodak Company
motion picture camera films.

122	Clicking with color.	RE0000500137	1990-12-03	Eastman Kodak Company

123	Clicking with color.	RE0000411273	1988-12-21	Eastman Kodak Company

124	Close-up photography &	TX0000065299	1978-05-26	Eastman Kodak Company
photomacrography : [v. 1-2] : publication
no. N-12.

125	Close-up photography / written for Kodak	TX0001588017	1985-06-17	Eastman Kodak Company
by William White, Jr.

126	Code notches for Kodak sheet films.	TX0000214572	1979-02-27	Eastman Kodak Company

127	Code numbers of Kodak films : January	TX0000072491	1978-04-10	Eastman Kodak Company
1978.

128	Color correction with Kodak tri-mask	RE0000500140	1990-12-03	Eastman Kodak Company
film.

129	Color negative classification.	TX0000442328	1979-10-26	Eastman Kodak Company

130	Color photography outdoors.	RE0000411297	1988-12-21	Eastman Kodak Company

131	Color print evaluating guide for Kodak	TX0001009396	1982-10-07	Eastman Kodak Company
Ektaflex P C T materials.

132	Color printing techniques / [written for	TX0001014665	1982-11-15	Eastman Kodak Company
Kodak by Vernon Iuppa and John
Smallwood ; editor, John Phelps]

133	Color separation from reflection copy.	RE0000411282	1988-12-21	Eastman Kodak Company

134	Color-separation scanner.	TX0000783111	1981-10-09	Eastman Kodak Company

135	Colorburst 250 : a Kodak instant camera.	TX0000266562	1979-06-07	Eastman Kodak Company

136	Command chart : using the Kodak 2610	TX0000113219	1978-10-05	Eastman Kodak Company
program tape, series 6.

137	Command chart using the Kodak 2610	TX0000368583	1979-10-26	Eastman Kodak Company
program tape, series 7.

138	Commercial camera. Vol. 1963, no. 19-	RE0000549450	1991-11-12	Eastman Kodak Company
20, 1963.

139	Common causes of damage to 35	RE0000067291	1980-10-10	Eastman Kodak Company
millimeter release prints.

140	Communicating through poster sessions.	TX0000214568	1979-02-27	Eastman Kodak Company

141	Compass / Vince Giummo, editor].	CSN0032772	1983	Eastman Kodak Company

142	Compass / Vince Giummo, editor].	CSN0032772	1982	Eastman Kodak Company

143	Compass / Vince Giummo, editor].	CSN0032772	1981	Eastman Kodak Company

144	Complete darkroom dataguide :	TX0001591421	1985-06-17	Eastman Kodak Company
processing and printing information for
black- and-white and color.

145	Computer program for generating random	Txu000844852	1997-10-21	Eastman Kodak Company
pattern for roller surface.

146	Computerized corrective action	TX0002786269	1990-04-09	Eastman Kodak Company
guidelines.

147	Computers and systems.	TX0001861085	1986-07-10	Eastman Kodak Company

148	Condensed data for Kodak Irtran infrared	TX0000985788	1982-09-20	Eastman Kodak Company
optical materials.

149	Confidence machine : introducing a new	TX0000254144	1979-04-20	Eastman Kodak Company
high-output paper processor from Kodak.

150	Construction materials for photographic	TX0000602910	1980-12-04	Eastman Kodak Company
processing equipment.

151	Construction materials for photographic	RE0000273644	1985-12-30	Eastman Kodak Company
processing equipment.

152	Contrast index : a criterion for	TX0001135202	1983-05-18	Eastman Kodak Company
development : [Kodak pamphlet no. F-
14].

153	Control materials for process C-41.	TX0002189295	1987-11-18	Eastman Kodak Company

154	Copy preparation.	TX0000293701	1979-07-02	Eastman Kodak Company

155	Copy preparation and platemaking using	TX0000602907	1980-12-04	Eastman Kodak Company
Kodak P M T materials.

156	Cost planning with TECHNET	TX0003487228	1987-11-23	Eastman Kodak Company
production management software series
1.00 : temporary manual.

157	Counter points.	RE0000600924	1992-12-11	Eastman Kodak Company

158	Counter points.	RE0000552588	1991-11-12	Eastman Kodak Company

159	Creating and maintaining your data base	TX0003487224	1987-11-23	Eastman Kodak Company
in TECHNET production management
software series 1.00 : temporary manual.

160	Creative darkroom techniques.	TX0001177230	1983-08-29	Eastman Kodak Company

161	Creativity with Kodak P M T[subscript]II	TX0001622797	1985-06-24	Eastman Kodak Company
products.

162	Criminal detection devices employing	RE0000600929	1992-12-11	Eastman Kodak Company
photography.

163	Crossover procedure : Z-99C.	TX0000107693	1978-09-11	Eastman Kodak Company

164	Current information summary / Customer	CSN0020509	1979	Eastman Kodak Company
Technical Services, Eastman Kodak
Company.

165	Darkroom design and construction.	RE0000317067	1986-12-30	Eastman Kodak Company

166	Darkroom expression.	TX0001481876	1984-12-26	Eastman Kodak Company

167	Data communications.	TX0001861084	1986-07-10	Eastman Kodak Company

168	Data entry and retrieval responses for the	TX0002687028	1989-10-30	Eastman Kodak Company
Kodak image handler system.

169	Data release.	CSN0043680	1982	Eastman Kodak Company

170	Data release.	CSN0043680	1981	Eastman Kodak Company

171	Data release.	CSN0020547	1979	Eastman Kodak Company

172	Data storage.	TX0001847427	1986-07-10	Eastman Kodak Company

173	Datakode magnetic control surface.	TX0001118329	1983-05-19	Eastman Kodak Company

174	Dealers supplying Kodak laboratory	TX0000485580	1980-05-27	Eastman Kodak Company
chemicals.

175	Dental radiography and photography /	CSN0002192	1983	Eastman Kodak Company
editor, Robert E. Silha.

176	Dental radiography and photography /	CSN0002192	1982	Eastman Kodak Company
editor, Robert E. Silha.

177	Dental radiography and photography /	CSN0002192	1981	Eastman Kodak Company
editor, Robert E. Silha.

178	Dental radiography and photography /	CSN0002192	1980	Eastman Kodak Company
editor, Robert E. Silha.

179	Dental radiography and photography /	CSN0002192	1978	Eastman Kodak Company
editor, Robert E. Silha.

180	Dental radiography and photography.	RE0000185713	1983-12-12	Eastman Kodak Company
Vol. 28, no. 3, 1955.

181	Dental radiography and photography.	RE0000185717	1983-12-12	Eastman Kodak Company
Vol. 28, no. 4.

182	Dental radiography and photography.	RE0000230804	1984-12-24	Eastman Kodak Company
Vol. 29, no. 1, Mar. 26, 1956.

183	Dental radiography and photography.	RE0000230808	1984-12-24	Eastman Kodak Company
Vol. 29, no. 2, June 8, 1956.

184	Dental radiography and photography.	RE0000230810	1984-12-24	Eastman Kodak Company
Vol. 29, no. 3, Oct. 3, 1956.

185	Dental radiography and photography.	RE0000230813	1984-12-24	Eastman Kodak Company
Vol. 29, no. 4, Nov. 23, 1956.

186	Dental radiography and photography.	RE0000273495	1985-12-30	Eastman Kodak Company
Vol. 30, no. 1, Feb. 27, 1957.

187	Dental radiography and photography.	RE0000273498	1985-12-30	Eastman Kodak Company
Vol. 30, no. 2, June 3, 1957.

188	Dental radiography and photography.	RE0000273500	1985-12-30	Eastman Kodak Company
Vol. 30, no. 3, Sept. 3, 1957.

189	Dental radiography and photography.	RE0000273503	1985-12-30	Eastman Kodak Company
Vol. 30, no. 4, Oct. 23, 1957.

190	Dental radiography and photography.	RE0000316899	1986-12-30	Eastman Kodak Company
Vol. 31, no. 1, 1958.

191	Dental radiography and photography.	RE0000317262	1986-12-30	Eastman Kodak Company
Vol. 31, no. 2, 1958.

192	Dental radiography and photography.	RE0000185718	1983-12-12	Eastman Kodak Company
Vol. 31, no. 3.

193	Dental radiography and photography.	RE0000316900	1986-12-30	Eastman Kodak Company
Vol. 31, no. 3, 1958.

194	Dental radiography and photography.	RE0000318819	1986-12-30	Eastman Kodak Company
Vol. 31, no. 4, Nov. 14, 1958.

195	Dental radiography and photography.	RE0000411299	1988-12-21	Eastman Kodak Company
Vol. 33, no. 1.

196	Dental radiography and photography.	RE0000411302	1988-12-21	Eastman Kodak Company
Vol. 33, no. 2.

197	Dental radiography and photography.	RE0000411308	1988-12-21	Eastman Kodak Company
Vol. 33, no. 3.

198	Dental radiography and photography.	RE0000447645	1989-11-29	Eastman Kodak Company
Vol. 34, no. 1, 1961.

199	Dental radiography and photography.	RE0000447648	1989-11-29	Eastman Kodak Company
Vol. 34, no. 2, 1961.

200	Dental radiography and photography.	RE0000447651	1989-11-29	Eastman Kodak Company
Vol. 34, no. 3, 1961.

201	Dental radiography and photography.	RE0000447653	1989-11-29	Eastman Kodak Company
Vol. 34, no. 4, 1961.

202	Dental radiography and photography.	RE0000500182	1990-12-03	Eastman Kodak Company
Vol. 35, no. 1, 1962.

203	Dental radiography and photography.	RE0000500190	1990-12-03	Eastman Kodak Company
Vol. 35, no. 2, 1962.

204	Dental radiography and photography.	RE0000500199	1990-12-03	Eastman Kodak Company
Vol. 35, no. 3, 1962.

205	Dental radiography and photography.	RE0000500202	1990-12-03	Eastman Kodak Company
Vol. 35, no. 4, 1962.

206	Dental radiography and photography.	RE0000549426	1991-11-12	Eastman Kodak Company
Vol. 36, no. 1, 1963.

207	Dental radiography and photography.	RE0000549432	1991-11-12	Eastman Kodak Company
Vol. 36, no. 2, 1963.

208	Dental radiography and photography.	RE0000549445	1991-11-12	Eastman Kodak Company
Vol. 36, no. 3, 1963.

209	Dental radiography and photography.	RE0000549448	1991-11-12	Eastman Kodak Company
Vol. 36, no. 4, 1963.

210	Dental radiography and photography.	RE0000600941	1992-12-11	Eastman Kodak Company
Vol. 37, no. 2, 1964.

211	Dental radiography and photography.	RE0000600942	1992-12-11	Eastman Kodak Company
Vol. 37, no. 3, 1964.

212	Dental radiography and photography.	RE0000600945	1992-12-11	Eastman Kodak Company
Vol. 37, no. 4, 1964.

213	Description of manufacture fuze, M T S	RE0000230803	1984-12-24	Eastman Kodak Company
Q, M500 A 1 without booster.

214	Desk calendar / by the editors of Eastman	CSN0029286	1980	Eastman Kodak Company
Kodak Company.

215	Developing, printing, and enlarging.	RE0000103027	1981-10-15	Eastman Kodak Company

216	Developing, printing, and enlarging.	RE0000015619	1979-01-15	Eastman Kodak Company

217	Developing, printing, and enlarging with	RE0000273642	1985-12-30	Eastman Kodak Company
Kodak materials.

218	Digital color management : encoding	TX0004744932	1998-04-02	Eastman Kodak Company
solutions / Edward J. Giorgianni, Thomas
E. Madden.

219	Dimensional-stability characteristics of	TX0000014320	1978-02-24	Eastman Kodak Company
Kodak precision line films and
Kodagraph films on Estar base.

220	Directory of silver services / Kodak.	CSN0043752	1982	Eastman Kodak Company

221	Disposal and treatment of photographic	TX0002785275	1990-04-09	Eastman Kodak Company
effluent—in support of clean water.

222	Disposal and treatment of photographic	TX0002534020	1988-10-07	Eastman Kodak Company
effluent : in support of clean water.

223	Disposal and treatment of photographic	TX0001118301	1983-05-19	Eastman Kodak Company
processing solutions—in support of clean
water.

224	Disposal of small volumes of	TX0000713068	1981-06-23	Eastman Kodak Company
photographic-processing solutions :
information for a cleaner environment.

225	Eastman and the environment.	TX0000239577	1978-12-21	Eastman Kodak Company

226	Eastman biological stains and related	TX0000223220	1979-03-26	Eastman Kodak Company
products alphabetical price list.

227	Eastman color high speed S A negative	TX0002182866	1987-11-18	Eastman Kodak Company
film 5295.

228	Eastman films for the cinematographer.	TX0002190708	1987-12-09	Eastman Kodak Company

229	Eastman industrial chemicals. By	RE0000035944	1979-10-26	Eastman Kodak Company
Tennessee Eastman Company.

230	Eastman Kodak Company ... annual	CSN0049686	1983	Eastman Kodak Company
report.

231	Eastman Kodak Company ... annual	CSN0049686	1982	Eastman Kodak Company
report.

232	Eastman Kodak Company ... annual	CSN0049686	1981	Eastman Kodak Company
report.

233	Eastman Kodak Company ... annual	CSN0010537	1980	Eastman Kodak Company
report.

234	Eastman Kodak Company ... annual	CSN0010537	1979	Eastman Kodak Company
report.

235	Eastman Kodak Company ... annual	CSN0010537	1978	Eastman Kodak Company
report.

236	Eastman laser products alphabetical price	TX0000223218	1979-03-26	Eastman Kodak Company
list.

237	Eastman laser products : an Eastman	TX0000223228	1979-03-12	Eastman Kodak Company
dataservice publication [no.] JJ-169.

238	Eastman liquid crystal products	TX0000193819	1979-01-12	Eastman Kodak Company
alphabetical price list : [publication no.
JJ-14P].

239	Eastman motion picture films for	RE0000317065	1986-12-30	Eastman Kodak Company
professional use.

240	Eastman organic chemical and laboratory	TX0000149253	1978-12-01	Eastman Kodak Company
supply numerical price schedule : catalog
no. 50.

241	Eastman organic chemical bulletin.	CSN0002519	1980	Eastman Kodak Company

242	Eastman organic chemical bulletin.	CSN0002519	1979	Eastman Kodak Company

243	Eastman organic chemical bulletin.	CSN0002519	1978	Eastman Kodak Company

244	Eastman organic chemicals : catalog &	CSN0016172	1979	Eastman Kodak Company
price list.

245	Eastman organic chemicals catalog.	CSN0010539	1978	Eastman Kodak Company
Supplement.

246	Eastman organic chemicals. List no. 43.	RE0000500171	1990-12-03	Eastman Kodak Company

247	Eastman products for chromatography,	TX0000268628	1979-06-07	Eastman Kodak Company
alphabetical price list : an Eastman
Dataservice publication / from Eastman
Organic Chemicals [Eastman Kodak
Company].

248	Eastman products for chromatography :	TX0000268621	1979-06-07	Eastman Kodak Company
an Eastman Dataservice catalog.

249	Eastman products for electron	TX0000214577	1979-02-27	Eastman Kodak Company
microscopy alphabetical price list.

250	Eastman products for electron	TX0000093432	1978-08-07	Eastman Kodak Company
microscopy : an Eastman Dataservice
catalog : [publication no.] JJ-284.

251	Eastman products for liquid scintillation	TX0000214565	1979-02-27	Eastman Kodak Company
counting alphabetical price list.

252	Eastman products for liquid scintillation	TX0000136125	1978-10-16	Eastman Kodak Company
counting : an Eastman dataservice
publication [no.] JJ-59.

253	Eastman protein, polypeptide, and other	TX0000223216	1979-03-26	Eastman Kodak Company
reagents of biochemical interest—
alphabetical price list.

254	Eastman reagent A C S solvents	TX0000193825	1979-01-12	Eastman Kodak Company
alphabetical price list : [publication no.
JJ-283P].

255	Eastman reagents for acrylamide gel	TX0000193817	1979-01-12	Eastman Kodak Company
electrophoresis alphabetical price list :
[publication no. JJ-11P].

256	Eastman reagents for nonaqueous atomic	TX0000223229	1979-03-26	Eastman Kodak Company
absorption spectroscopy : an Eastman
dataservice publication [no.] JJ-30.

257	Eastman reversal color print film manual	RE0000552571	1991-11-12	Eastman Kodak Company
(16 mm)

258	Eastman reversal color print film manual,	RE0000411286	1988-12-21	Eastman Kodak Company
16mm.

259	Eastman reversal color print film manual	RE0000500160	1990-12-03	Eastman Kodak Company
(process RCP-I)

260	Eastman spectrophotometric solvents	TX0000193818	1979-01-12	Eastman Kodak Company
alphabetical price list : [publication no.
JJ-282P].

261	Eastman tools for synthesis alphabetical	TX0000223219	1979-03-26	Eastman Kodak Company
price list.

262	Editing and caring for your processed	TX0001005568	1982-10-07	Eastman Kodak Company
Kodak movie films.

263	Effective visual presentations : a visual	TX0000661817	1981-03-26	Eastman Kodak Company
communication program from Kodak.

264	EK20 Kodak instant camera.	TX0000255630	1979-04-20	Eastman Kodak Company

265	Ektalith method.	RE0000411317	1988-12-21	Eastman Kodak Company

266	Electronic flash / written for Kodak by	TX0002423589	1988-10-07	Eastman Kodak Company
Lester Lefkowitz.

267	Electronic flash / written for Kodak by	TX0001014337	1982-11-15	Eastman Kodak Company
Lester Lefkowitz.

268	Electronic imaging.	TX0001847502	1986-07-10	Eastman Kodak Company

269	EMC awareness / written by Steven C.	TX0003584365	1993-09-20	Eastman Kodak Company
Helme.

270	Employee development planning process.	TX0004193439	1996-01-18	Eastman Kodak Company

271	Encyclopedia of practical photography :	TX0000228361	1978-12-14	Eastman Kodak Company
	v. 10 / edited by Eastman Kodak			& American Photographic
	Company.			Book Publishing Company

272	Encyclopedia of practical photography :	TX0000253928	1979-04-30	Eastman Kodak Company
	v. 11 / edited by and pub. For Eastman			& American Photographic
	Kodak Company.			Book Publishing Company

273	Encyclopedia of practical photography :	TX0000253930	1979-04-30	Eastman Kodak Company
	v. 12 / edited by and pub. For Eastman			& American Photographic
	Kodak Company.			Book Publishing Company

274	Encyclopedia of practical photography :	TX0000253931	1979-04-30	Eastman Kodak Company
	v. 13 / edited by and pub. For Eastman			& American Photographic
	Kodak Company.			Book Publishing Company

275	Encyclopedia of practical photography :	TX0000253929	1979-04-30	Eastman Kodak Company
	v. 14 / edited by and pub. For Eastman			& American Photographic
	Kodak Company.			Book Publishing Company

276	Encyclopedia of practical photography :	TX0000060830	1978-03-17	Eastman Kodak Company
	v. 3 / edited by and published for Eastman			& American Photographic
	Kodak Company.			Book Publishing Company

277	Encyclopedia of practical photography :	TX0000154185	1978-04-24	Eastman Kodak Company
	v. 4 / edited by Eastman Kodak			& American Photographic
	Company.			Book Publishing Company

278	Encyclopedia of practical photography :	TX0000098817	1978-06-30	Eastman Kodak Company
	v. 5 / edited by Eastman Kodak			& American Photographic
	Company, Amphoto.			Book Publishing Company

279	Encyclopedia of practical photography :	TX0000098816	1978-06-30	Eastman Kodak Company
	v. 6 / edited by Eastman Kodak			& American Photographic
	Company, Amphoto.			Book Publishing Company

280	Encyclopedia of practical photography :	TX0000228362	1978-12-14	Eastman Kodak Company
	v. 7 / edited by Eastman Kodak			& American Photographic
	Company.			Book Publishing Company

281	Encyclopedia of practical photography :	TX0000228359	1978-12-14	Eastman Kodak Company
	v. 8 / edited by Eastman Kodak			& American Photographic
	Company.			Book Publishing Company

282	Encyclopedia of practical photography :	TX0000228360	1978-12-14	Eastman Kodak Company
	v. 9 / edited by Eastman Kodak			& American Photographic
	Company.			Book Publishing Company

283	Enlarging in black and white and color.	RE0000411283	1988-12-21	Eastman Kodak Company

284	Environment information from Kodak.	TX0002118786	1987-07-23	Eastman Kodak Company

285	Ergonomic design for people at work : v.	TX0001923119	1986-10-24	Eastman Kodak Company
2 : a source book for human factors
practitioners in industry including safety,
design, and industrial engineers, medical,
industrial hygiene, and industrial relations
personnel, and management / by the
Ergonomics

286	Ergonomic design for people at work : v.	TX0001263356	1983-06-24	Eastman Kodak Company
I, workplace, equipment, and
environmental design and information
transfer / by The Human Factors Section,
Health, Safety, and Human Factors
Laboratory, Eastman Kodak Company ;
Suzanne H. Rodgers, technical editor

287	Existing light photography.	TX0001601514	1985-06-17	Eastman Kodak Company

288	Existing-light photography.	TX0001118330	1983-05-19	Eastman Kodak Company

289	Existing-light photography / by the	TX0002576887	1989-05-22	Eastman Kodak Company
editors of Eastman Kodak Company.

290	Existing-light photography : publication	TX0003023828	1991-03-01	Eastman Kodak Company
no. KW-17 / by the editors of Eastman
Kodak Company.

291	Existing-light photography / written for	TX0001597781	1985-06-17	Eastman Kodak Company
Kodak by Hubert C. Birnbaum and the
editors of Eastman Kodak Company.

292	Exploring photography.	TX0000649230	1981-03-04	Eastman Kodak Company

293	Exploring the world of graphic	TX0001194340	1983-08-19	Eastman Kodak Company
communications : 10, instructor’s guide.

294	Exploring the world of graphic	TX0000347927	1979-10-17	Eastman Kodak Company
communications : publications that look
inside, from idea to press.

295	Exposure and processing for dental	TX0002737746	1990-01-22	Eastman Kodak Company
radiography.

296	Exposure computer for Kodak	RE0000600938	1992-12-11	Eastman Kodak Company
polycontrast filters.

297	Exposure console operational messages :	TX0000107688	1978-09-11	Eastman Kodak Company
Kodak M C digital color printers.

298	Exposure console operational messages	TX0000266566	1979-06-07	Eastman Kodak Company
when using the Kodak M C program tape,
series 2 on Kodak M C digital color
printers : publication pt. no. 637173.

299	Exposure correction computer.	RE0000363078	1987-12-24	Eastman Kodak Company

300	Faster and better black-and-white print	TX0000072485	1978-04-10	Eastman Kodak Company
processing : activation with Kodak
Royalprint processor and Kodak water-
resistant, developer-incorporated papers.

301	Fifteen babies. By Eastman Kodak	VA0000533975	1992-09-08	Eastman Kodak Company
Company.

302	[Fifteen babies] : no. BP-1 / photo by	VA0000511574	1992-06-22	Eastman Kodak Company
Sam Campanaro & Martin Czamanske.

303	Film assembly & offset platemaking.	TX0001085734	1983-03-14	Eastman Kodak Company

304	Film information from Kodak, Kodak	TX0002419707	1988-10-07	Eastman Kodak Company
Ektachrome 100 HC film.

305	Film register and dimensional stability.	TX0001303725	1984-03-02	Eastman Kodak Company

306	Filming sports : the how-to book for	TX0000728330	1981-06-23	Eastman Kodak Company
coaches, sports information directors, and
motion picture/still sports photographers.

307	Films and plates for the graphic arts.	RE0000448936	1989-11-29	Eastman Kodak Company

308	Filter data for Kodak color films.	RE0000500170	1990-12-03	Eastman Kodak Company

309	Filtration chart for the Kodak 2610 color	TX0000324328	1979-08-30	Eastman Kodak Company
printer with the Kodak balancing filter
assembly 2610, and using the autobalance
feature in the Kodak 2610 program tape,
series 7.

310	Financial statistics : graphic arts dealers.	CSN0020922	1979	Eastman Kodak Company

311	Financial statistics : professional	CSN0020923	1979	Eastman Kodak Company
finishers.

312	Financial statistics : school finishers.	CSN0020924	1979	Eastman Kodak Company

313	Financial statistics : X-ray dealers.	CSN0020925	1979	Eastman Kodak Company

314	Finishing.	TX0000985546	1982-09-07	Eastman Kodak Company

315	First impressions from Kodak.	TX0000254147	1979-04-20	Eastman Kodak Company

316	Flash pictures.	RE0000600917	1992-12-11	Eastman Kodak Company

317	Flash pictures.	RE0000500136	1990-12-03	Eastman Kodak Company

318	Four slide/tape programs from Kodak to	TX0000368580	1979-10-26	Eastman Kodak Company
help make teaching photography easier.

319	From dry plates to Ektachrome film.	RE0000448932	1989-11-29	Eastman Kodak Company

320	Function group index of Kodak	TX0000661822	1981-03-26	Eastman Kodak Company
laboratory chemicals.

321	Functional group index of Eastman	CSN0016524	1979	Eastman Kodak Company
organic chemicals : an Eastman
dataservice publication.

322	Fundamental techniques of direct-screen	TX0000602908	1980-12-04	Eastman Kodak Company
color reproduction / [Robert D. Nelson].

323	Fundamentals of radiography.	TX0000785565	1981-10-09	Eastman Kodak Company

324	Fundamentals of radiography.	RE0000411294	1988-12-21	Eastman Kodak Company

325	Game day USA : NCAA college football	TX0003012160	1991-02-26	Thomasson-Grant, Inc., &
	/ produced by Rich Clarkson ; the			Eastman Kodak Company
photographers, Sam Abell, William
Albert Allard, Jose Azel [et al.] ; the
writers, Frank Conroy, David Halberstam,
Richard Hoffer, Willie Morris.

326	Gaseous-burst agitation in processing.	TX0000321802	1979-08-30	Eastman Kodak Company

327	Getting more from color-process	TX0000993184	1982-09-07	Eastman Kodak Company
monitoring with chemical-control
techniques.

328	Getting the most out of Kodak RCII	TX0001233020	1983-11-18	Eastman Kodak Company
phototypesetting paper.

329	Getting the most out of Kodak S II	TX0000751415	1981-07-21	Eastman Kodak Company
phototypesetting products.

330	Getting the most out of Kodak SII	TX0001233021	1983-11-18	Eastman Kodak Company
phototypesetting paper.

331	Getting the most out of Kodak SII	TX0000471692	1980-05-14	Eastman Kodak Company
phototypesetting products : [Kodak
publication no.] Q-5A.

332	Getting the most out of your 8mm films.	RE0000317258	1986-12-30	Eastman Kodak Company

333	Getting to know your Kodak instant	TX0000602905	1980-12-04	Eastman Kodak Company
camera and film : [Kodak publication no.
AC-87].

334	Glossary of photographic terms.	TX0002419706	1988-10-07	Eastman Kodak Company

335	Glossary of terms/index.	TX0000149272	1978-12-01	Eastman Kodak Company

336	Graphic design and color in today’s office	TX0003010617	1991-03-01	Eastman Kodak Company
/ Suzanne M. Topping, author ; Kathleen
B. Aughey, editor.

337	Graphics newsletter.	CSN0011077	1979	Eastman Kodak Company

338	Graphics newsletter.	CSN0011077	1978	Eastman Kodak Company

339	Graphics newsletter : for use of Kodak	CSN0025548	1980	Eastman Kodak Company
personnel and distributors of Kodak
products only / Eastman Kodak
International Sales Company, Inc. ;
[edited by Walter J. Manzek and Deanna
Tiefenthal].

340	Graphics newsletter : for use of Kodak	CSN0025548	1979	Eastman Kodak Company
personnel and distributors of Kodak
products only / Eastman Kodak
International Sales Company, Inc. ;
[edited by Walter J. Manzek and Deanna
Tiefenthal].

341	Guide to Kodak 35 mm films.	TX0002978722	1990-12-13	Eastman Kodak Company

342	Guide to paste-up with Kodak materials.	TX0000008226	1978-03-10	Eastman Kodak Company

343	Guide to technical information :	TX0001021341	1982-11-15	Eastman Kodak Company
underwater photography and sensing.

344	Halftone methods for the graphic arts.	TX0002197836	1987-12-03	Eastman Kodak Company

345	Halftone methods for the graphic arts.	TX0001009398	1982-10-07	Eastman Kodak Company

346	Halftone negatives for powderless etching	RE0000500133	1990-12-03	Eastman Kodak Company
processes.

347	Here are your Kodak color	RE0000500132	1990-12-03	Eastman Kodak Company
transparencies.

348	Here are your Kodak color	RE0000500173	1990-12-03	Eastman Kodak Company
transparencies.

349	Here’s how.	RE0000600916	1992-12-11	Eastman Kodak Company

350	Here’s how : [techniques for outstanding	CSN0025660	1979	Eastman Kodak Company
pictures].

351	High-speed photography.	TX0001009400	1982-10-07	Eastman Kodak Company

352	Highlights (Kodak) Vol. 10, no. 1, Mar.	RE0000273505	1985-12-30	Eastman Kodak Company
15, 1957.

353	Highlights (Kodak) Vol. 10, no. 2, June	RE0000273496	1985-12-30	Eastman Kodak Company
12, 1957.

354	Highlights (Kodak) Vol. 10, no. 3, Aug.	RE0000273497	1985-12-30	Eastman Kodak Company
15, 1957.

355	Highlights (Kodak) Vol. 10, no. 4, Nov.	RE0000273504	1985-12-30	Eastman Kodak Company
12, 1957.

356	Highlights. Vol. 11, no. 1, 1958.	RE0000317368	1986-12-30	Eastman Kodak Company

357	Highlights. Vol. 11, no. 2, June 1958.	RE0000316904	1986-12-30	Eastman Kodak Company

358	Highlights. Vol. 11, no. 3, Aug. 1958.	RE0000316903	1986-12-30	Eastman Kodak Company

359	Highlights. Vol. 11, no. 4, Nov. 1958.	RE0000316902	1986-12-30	Eastman Kodak Company

360	Highlights. Vol. 13, no. 1.	RE0000411300	1988-12-21	Eastman Kodak Company

361	Highlights. Vol. 13, no. 2.	RE0000411304	1988-12-21	Eastman Kodak Company

362	Highlights. Vol. 13, no. 3.	RE0000411306	1988-12-21	Eastman Kodak Company

363	Highlights. Vol. 13, no. 4.	RE0000411310	1988-12-21	Eastman Kodak Company

364	Highlights. Vol. 14, no. 1, Feb. 1961.	RE0000447644	1989-11-29	Eastman Kodak Company

365	Highlights. Vol. 14, no. 2, May 1961.	RE0000447646	1989-11-29	Eastman Kodak Company

366	Highlights. Vol. 14, no. 3, Aug. 1961.	RE0000447649	1989-11-29	Eastman Kodak Company

367	Highlights. Vol. 14, no. 4, Nov. 1961.	RE0000447652	1989-11-29	Eastman Kodak Company

368	Highlights. Vol. 15, no. 1, 1962.	RE0000500181	1990-12-03	Eastman Kodak Company

369	Highlights. Vol. 15, no. 2, May 1962.	RE0000500188	1990-12-03	Eastman Kodak Company

370	Highlights. Vol. 15, no. 3, 1962.	RE0000500197	1990-12-03	Eastman Kodak Company

371	Highlights. Vol. 15, no. 4, 1962.	RE0000500201	1990-12-03	Eastman Kodak Company

372	Highlights. Vol. 16, no. 1, Feb. 1963.	RE0000549425	1991-11-12	Eastman Kodak Company

373	Highlights. Vol. 16, no. 2, May 1963.	RE0000549431	1991-11-12	Eastman Kodak Company

374	Highlights. Vol. 16, no. 3, Aug. 1963.	RE0000549441	1991-11-12	Eastman Kodak Company

375	Highlights. Vol. 16, no. 4, Oct. 1963.	RE0000549447	1991-11-12	Eastman Kodak Company

376	Highlights. Vol. 7, no. 1, Mar. 1954.	RE0000140264	1982-10-14	Eastman Kodak Company

377	Highlights. Vol. 7, no. 2.	RE0000140266	1982-10-14	Eastman Kodak Company

378	Highlights. Vol. 7, no. 3.	RE0000140267	1982-10-14	Eastman Kodak Company

379	Highlights. Vol. 7, no. 4.	RE0000140270	1982-10-14	Eastman Kodak Company

380	Highlights. Vol. 9, no. 1, Mar. 15, 1956.	RE0000230805	1984-12-24	Eastman Kodak Company

381	Highlights. Vol. 9, no. 2, May 15, 1956.	RE0000230806	1984-12-24	Eastman Kodak Company

382	Highlights. Vol. 9, no. 3, Aug. 24, 1956.	RE0000230809	1984-12-24	Eastman Kodak Company

383	Highlights. Vol. 9, no. 4, Nov. 15, 1956.	RE0000230812	1984-12-24	Eastman Kodak Company

384	How film is made for your camera, 692’.	RE0000549420	1991-11-12	Eastman Kodak Company

385	How Kodalith film is made.	RE0000411318	1988-12-21	Eastman Kodak Company

386	How safe is your safelight? : a guide to	TX0002420470	1988-10-07	Eastman Kodak Company
darkroom illumination.

387	How to be a knockout with A V! : 15 key	TX0001622796	1985-06-24	Eastman Kodak Company
tips on producing exciting and effective
presentations using visuals and sound.

388	How to be a knockout with AV! : key tips	TX0003856720	1994-06-14	Eastman Kodak Company
on producing exciting and effective
presentations using visuals and sound.

389	How to copy-dot.	TX0000519928	1980-08-04	Eastman Kodak Company

390	How to make a contact positive/duplicate	TX0001016336	1982-11-15	Eastman Kodak Company
negative.

391	How to make a halftone.	TX0000519925	1980-08-04	Eastman Kodak Company

392	How to make a line shot.	TX0000519926	1980-08-04	Eastman Kodak Company

393	How to make an offset litho plate with a	TX0001016335	1982-11-15	Eastman Kodak Company
Kodak polymatic S litho plate.

394	How to make black-and-white halftones	TX0001031803	1982-11-22	Eastman Kodak Company
from color prints : Q-150s.

395	How to make contacts with Kodak PMT	TX0001031804	1982-11-22	Eastman Kodak Company
thin receiver paper AD and Kodak
phototypesetting papers : Q-160h.

396	How to make continuous (repeating)	TX0000751419	1981-07-21	Eastman Kodak Company
sound-slide programs.

397	How to make good pictures.	RE0000273639	1985-12-30	Eastman Kodak Company

398	How to make good pictures.	RE0000015614	1979-01-15	Eastman Kodak Company

399	How to make halftones from three-	TX0001031807	1982-11-22	Eastman Kodak Company
dimensional copy : Q-150t.

400	How to make posterizations with Kodak	TX0001031806	1982-11-22	Eastman Kodak Company
PMT materials : Q-160k.

401	How to make rapid-access halftones (with	TX0001016334	1982-11-15	Eastman Kodak Company
Kodak products for rapid-access
processing)

402	How to make spreads, chokes, and outline	TX0001031805	1982-11-22	Eastman Kodak Company
letters with Kodak PMT materials : Q-
160i.

403	How to organize a camera club.	RE0000600933	1992-12-11	Eastman Kodak Company

404	How to process and print black-and-white	TX0000092955	1978-07-14	Eastman Kodak Company
films.

405	How to process color negatives using	TX0000168441	1978-12-26	Eastman Kodak Company
process C-41 : Kodacolor II film, Kodak
Vericolor II film, Kodacolor 400 film.

406	How to process Kodak Ektachrome 14	TX0000783108	1981-10-09	Eastman Kodak Company
paper and Kodak Ektachrome 2203 paper
in continuous and roller-transport
processors.

407	How to select a contact screen : Q-150r.	TX0001031802	1982-11-22	Eastman Kodak Company

408	How to set up a process camera for	TX0001016337	1982-11-15	Eastman Kodak Company
graphic arts work.

409	How to take good pictures : a photo guide	TX0003347758	1992-06-25	Eastman Kodak Company
by Kodak.

410	How to take good pictures : a photo guide	TX0002792732	1990-04-23	Eastman Kodak Company
by Kodak.

411	How to take good pictures : a photo guide	TX0002419570	1988-10-07	Eastman Kodak Company
by Kodak.

412	How to take good pictures : a photo guide	TX0000877365	1982-03-18	Eastman Kodak Company
by Kodak.

413	How to unpack and assemble Kodak	TX0000471701	1980-05-14	Eastman Kodak Company
starfiche reader-printer IES : [pt. no.
637210].

414	How to unpack and assemble Kodak	TX0000471709	1980-05-14	Eastman Kodak Company
Starvue reader IES and reader-printer
IES.

415	How to use Kodak 16 and 35 mm viewer-	TX0000328411	1979-08-30	Eastman Kodak Company
inserters, model 2.

416	How to use Kodak copyprint workcenter	TX0000471706	1980-05-14	Eastman Kodak Company
model 1.

417	How to use Kodak IMT-100 and IMT-	TX0000471702	1980-05-14	Eastman Kodak Company
150 microimage terminals IES.

418	How to use Kodak oracle microimage	TX0000446065	1980-03-28	Eastman Kodak Company
terminal I E S.

419	How to use Kodak Starvue reader IES	TX0000475424	1980-05-14	Eastman Kodak Company
and reader-printer IES.

420	How to use the computer forms guide on	TX0000713065	1981-06-23	Eastman Kodak Company
Kodak Ektaprint copier-duplicators.

421	How to use the document transport guide	TX0001622798	1985-06-24	Eastman Kodak Company
for Kodak Reliant intelligent microfilmer
2000.

422	How to use the Kodak code bit	TX0000720509	1981-06-23	Eastman Kodak Company
comparator.

423	How to use the Kodak dry dot etching	TX0002531338	1989-02-03	Eastman Kodak Company
system program DDE with the Quadram
Datavue 25 computer and the Epson LX-
80 printer.

424	How to use the Kodak Ektagraphic	TX0001129696	1983-05-19	Eastman Kodak Company
CT1000 16 millimeter projector.

425	How to use the Kodak SII	TX0000985789	1982-09-20	Eastman Kodak Company
phototypesetting processor.

426	How to use the Kodak SII	TX0000471695	1980-05-14	Eastman Kodak Company
phototypesetting processor : [pub. Pt. no.
637047].

427	How to use the Kodak starfiche reader-	TX0000471696	1980-05-14	Eastman Kodak Company
printer IES : [pt. no. 637209].

428	How to use the Kodak VR35 camera,	TX0002207500	1987-12-09	Eastman Kodak Company
K40.

429	How to use the Kodak VR35 camera,	TX0002190101	1987-11-18	Eastman Kodak Company
K400.

430	How to use the Kodak VR35 camera,	TX0002182853	1987-11-18	Eastman Kodak Company
K80.

431	How to use the Kodak VR35 camera,	TX0002378233	1988-08-10	Eastman Kodak Company
K80/AF-1.

432	How to use the Mickey-matic camera by	TX0002423575	1988-10-07	Eastman Kodak Company
Kodak.

433	How to use the Recordak portable	TX0000401562	1980-01-21	Eastman Kodak Company
microfilmer model RP-2.

434	How to use the Recordak Reliant 750 AC	TX0000723136	1981-06-23	Eastman Kodak Company
and 750 AR feeders.

435	How to use the recordak reliant 750	TX0000661826	1981-03-26	Eastman Kodak Company
image marker, document sensor,
document sensor/imprinter, intelligent
controller.

436	How to use the recordak reliant 750	TX0001105364	1983-03-11	Eastman Kodak Company
image marker, document sensor,
document sensor/imprinter, intelligent
controller.

437	How to use your mixing tanks to reduce	TX0000136123	1978-10-16	Eastman Kodak Company
the chance of contamination : Kodak
publication no. Z-2.

438	Hypersensitization of infrared emulsions	TX0000279267	1979-06-21	Eastman Kodak Company
by bathing in silver nitrate solution :
[Kodak pamphlet no.] P7-670.

439	IBM series III model 85 machine type	TX0002681313	1989-10-30	Eastman Kodak Company
8885 : key operator instructions.

440	Image-stability data : Kodachrome films.	TX0002419283	1988-10-07	Eastman Kodak Company

441	Image-stability data : Kodak Ektachrome	TX0002420472	1988-10-07	Eastman Kodak Company
films (process E-6)

442	Images, images, images : the book of	TX0001210420	1983-08-29	Eastman Kodak Company
programmed multi-image production /
written for Kodak by Michael F. Kenny
and Raymond F. Schmitt.

443	Imaging tips for high-quality radiographs.	TX0002723094	1989-12-29	Eastman Kodak Company

444	Imaging tips for high-quality radiographs.	TX0002652595	1989-04-04	Eastman Kodak Company

445	Impressions / Thornton Cline.	PA0000039572	1979-04-24	Thornton Cline & Eastman
Kodak Company

446	Index of the proceedings of Interface	TX0000401430	1980-01-21	Eastman Kodak Company
microelectronics seminars.

447	Index to Kodak information.	CSN0025849	1984	Eastman Kodak Company

448	Index to Kodak information.	CSN0025849	1983	Eastman Kodak Company

449	Index to Kodak information.	CSN0025849	1982	Eastman Kodak Company

450	Index to Kodak information.	CSN0025849	1981	Eastman Kodak Company

451	Index to Kodak information.	CSN0025849	1980	Eastman Kodak Company

452	Infection control in the dental office.	TX0002742176	1990-01-22	Eastman Kodak Company

453	Information age technology.	TX0002150834	1987-09-08	Eastman Kodak Company

454	Information from Kodak : chemicals.	TX0002577623	1989-05-22	Eastman Kodak Company

455	Information from Kodak : reference :	TX0002206306	1987-12-09	Eastman Kodak Company
Reciprocity data : Kodak films.

456	Infrared and ultraviolet photography.	RE0000552585	1991-11-12	Eastman Kodak Company

457	Infrared and ultraviolet photography.	RE0000448938	1989-11-29	Eastman Kodak Company

458	Infrared and ultraviolet photography.	RE0000185710	1983-12-12	Eastman Kodak Company

459	Inside story (motion picture, 36	RE0000500176	1990-12-03	Eastman Kodak Company
mins./1290’)

460	Installation and operation Kodak	RE0000552583	1991-11-12	Eastman Kodak Company
versamat film processor, model 11A.

461	Installation data for the Kodak polymatic	TX0000321800	1979-08-30	Eastman Kodak Company
plate processor : model 30.

462	Installation data for the Kodak polymatic	TX0000471686	1980-05-14	Eastman Kodak Company
plate processor model 48A : [pub. Pt. no.
667295.].

463	Installation data for the Kodak Startech	TX0000321797	1979-08-30	Eastman Kodak Company
processor : model 344.

464	Installation data for the Kodak Startech	TX0000193822	1979-01-12	Eastman Kodak Company
processor, models 244 and 244T :
[publication pt. no. 667920].

465	Installation data for the Kodak Versamat	TX0000401560	1980-01-21	Eastman Kodak Company
processor, model 317C-N.

466	Installation data supplement for the	TX0000069171	1978-05-26	Eastman Kodak Company
Kodak Supermatic-Star processor, model
342 and the Kodak Startech processor,
model 344 : new water and plumbing
requirements.

467	Installation procedures for the Kodak X-	RE0000552590	1991-11-12	Eastman Kodak Company
Omat processor model M3.

468	Installing & using the Kodak professional	TX0002182858	1987-11-18	Eastman Kodak Company
data card manual equipment.

469	Installing and maintaining the Kodak	TX0000072487	1978-07-24	Eastman Kodak Company
2610 printing attachment assembly (110)

470	Installing and maintaining the Kodak film	TX0000519927	1980-08-04	Eastman Kodak Company
gate speed-up assembly.

471	Installing and maintaining the Kodak	TX0000008230	1978-03-10	Eastman Kodak Company
negative reorder cutter, February 1978.

472	Installing and maintaining the Kodak	TX0000118793	1978-09-25	Eastman Kodak Company
negative reorder cutter : [pub. Pt. no.
638812].

473	Installing and maintaining the Kodak	TX0000008227	1978-03-10	Eastman Kodak Company
negative reorder laminator, February
1978.

474	Installing and maintaining the Kodak	TX0000118799	1978-09-25	Eastman Kodak Company
negative reorder laminator : [pub. Pt. no.
638810].

475	Installing and operating the improved	TX0000214574	1979-02-27	Eastman Kodak Company
2300 circuit board on the Kodak
Autoclass 2620 printing unit, model 2.

476	Installing and operating the Kodak 2610	TX0000484584	1980-05-27	Eastman Kodak Company
subtractive filter unit, 3 1/2—4-inch.

477	Installing and operating the Kodak 2610	TX0000519924	1980-08-04	Eastman Kodak Company
subtractive filter unit, 3 1/2-4-inch.

478	Installing and operating the Kodak 2610	TX0000390354	1979-12-17	Eastman Kodak Company
subtractive filter unit 3 1/2-4-inch.

479	Installing and using the Kodak Bisnet	TX0002182884	1987-11-18	Eastman Kodak Company
service retail management bar code
scanner.

480	Installing and using the Kodak	TX0002206284	1987-12-09	Eastman Kodak Company
professional data card manual equipment.

481	Installing and using the Kodak spring	TX0000513989	1980-06-23	Eastman Kodak Company
blade squeegee assembly, models 421 and
422.

482	Installing and using voltage jack kit on	TX0000368567	1979-10-31	Eastman Kodak Company
the Kodak color printer models 5S, 5S-2,
8S, and 8S-2K.

483	Installing hardware for KODAK BISNET	TX0003487221	1987-11-23	Eastman Kodak Company
SERVICE.

484	Installing Kodak print-cutting marker	TX0000485584	1980-05-27	Eastman Kodak Company
bracket, model 5S and the Kodak print-
cutting marker bracket, model 5B-K for
the Kodak print marker, model 5.

485	Installing the Kodak 2610 universal	TX0000471697	1980-05-14	Eastman Kodak Company
borderless mask and roller guides : [pub.
Pt. no. 637229].

486	Installing the Kodak 3 1/2-inch and 5-inch	TX0000390358	1979-12-17	Eastman Kodak Company
borderless marker bracket, model 5S.

487	Installing the Kodak 3 1/2-inch and 5-inch	TX0000214576	1979-02-27	Eastman Kodak Company
borderless marker bracket, model 5S.

488	Installing the Kodak 7-day timer, model	TX0000149271	1978-12-01	Eastman Kodak Company
40 for use with the Kodak precise-temp
control.

489	Installing the Kodak balancing filter	TX0000368584	1979-10-15	Eastman Kodak Company
assembly 2610.

490	Installing the Kodak contact printing	TX0000513994	1980-06-23	Eastman Kodak Company
attachment, model 5S : on the Kodak
color printer, model 5S series or the
Kodak MC-5 digital color printer.

491	Installing the Kodak multiple print	TX0000471682	1980-05-14	Eastman Kodak Company
controller model 400 : [pub. Pt. no.
637046].

492	Installing the Kodak multiple print	TX0000255374	1979-05-11	Eastman Kodak Company
controller model 400 : [pub. Pt. no.
637991].

493	Installing the Kodak print-cutting marker	TX0000471705	1980-05-14	Eastman Kodak Company
bracket, model 8S/11S.

494	Installing the Kodak tension arm	TX0000069172	1978-05-26	Eastman Kodak Company
assembly (1000 foot) on the Kodak color
printer model 5S series.

495	Installing the new printer control tool	TX0002420473	1988-10-07	Eastman Kodak Company
filter assembly.

496	Instructions for processing Kodak	TX0000223227	1979-03-26	Eastman Kodak Company
Ektachrome 2203 paper in rotary-tube
processors.

497	Interface	CSN0011448	1978	Eastman Kodak Company

498	International glossary of micrographic	TX0000149252	1978-12-01	Eastman Kodak Company
terms = Internationale Begriffe der
Mikrografie = Glossario internacional de
micrografia = Lexique international des
termes utilises en micrographie =
Glossario internazionale di micrografia =
Internationale verklare

499	International photography.	TX0001258572	1983-11-18	Eastman Kodak Company

500	International photography.	TX0001300358	1984-03-02	Eastman Kodak Company

501	International photography.	TX0001014338	1982-11-15	Eastman Kodak Company

502	International photography / [contributors,	TX0000751412	1981-07-21	Eastman Kodak Company
Martin Folb, John Thornton, Robert
Dowling, et al.]

503	International photography / [contributors,	TX0001194339	1983-08-19	Eastman Kodak Company
Richard W. Smith, Michel Pilon, Klaus
Ohlenforst et al.]

504	International photography / Kodak.	CSN0037651	1982	Eastman Kodak Company

505	International photography / Kodak.	CSN0037651	1981	Eastman Kodak Company

506	International photography / Kodak.	CSN0037651	1980	Eastman Kodak Company

507	Introduction to color photographic	TX0000107694	1978-09-11	Eastman Kodak Company
processing.

508	Introduction to color printer control for	TX0000148710	1978-09-25	Eastman Kodak Company
photofinishers using noncomputerized
printers : [publication no.] Z-500.

509	Introduction to color process monitoring.	TX0002461544	1988-12-08	Eastman Kodak Company

510	Introduction to color process monitoring.	TX0000531627	1980-08-04	Eastman Kodak Company

511	Introduction to medical radiographic	TX0003818351	1994-06-14	Eastman Kodak Company
imaging / compiled, edited, and written in
part by Robert J. Pizzutiello, Jr. and John
E. Cullinan.

512	Introduction to photoplotting.	TX0000661815	1981-03-26	Eastman Kodak Company

513	Introduction to processing and printing	TX0000321790	1979-08-30	Eastman Kodak Company
Kodak color films.

514	Itpais basic reference file : by records	TX0000093077	1978-07-11	Eastman Kodak Company
sequence number & patent number, A1,
A2, A3, A4 ; Itpais correspondence file :
rotated index by patent number, B1, B2,
B3.

515	ITPAIS: basic reference file : [no.] A1[-	TX0000369709	1979-10-23	Eastman Kodak Company
A4].

516	Itpais chemical trivial name file, I1.	TX0000120342	1978-04-25	Eastman Kodak Company

517	Itpais : full text of patents.	TX0000039000	1978-05-05	Eastman Kodak Company

518	Itpais M C C-T S S screens : inverted	TX0000120340	1978-04-25	Eastman Kodak Company
files & rotated indexes, G1.

519	Itpais polymer reference file, J1.	TX0000120341	1978-04-25	Eastman Kodak Company

520	Itpais ring cut codes : inverted file &	TX0000120343	1978-04-25	Eastman Kodak Company
rotated index, H1, H2.

521	Itpais, subject index with patent numbers	TX0000149273	1978-07-12	Eastman Kodak Company
: [no.] C1[-4].

522	Itpais thesaurus with associated listings :	TX0000093076	1978-07-11	Eastman Kodak Company
K1.

523	Joy of photographing people / the editors	TX0001425493	1984-07-05	Eastman Kodak Company
	of Eastman Kodak Company.			& Addison-Wesley
Publishing Company

524	Joy of photography / by the editors of	TX0003179149	1991-11-05	Eastman Kodak Company
Eastman Kodak Company.

525	Joy of photography / by the editors of	TX0000416132	1979-11-23	Eastman Kodak Company
Eastman Kodak Company ; editorial
design by Bernard Quint.

526	KAD material specifications : update no.	TX0002189482	1987-11-18	Eastman Kodak Company
87-4.

527	KEEPS electronic publishing system :	TX0002531337	1989-02-03	Eastman Kodak Company
1510 scanner operator’s guide.

528	KEEPS Kodak Ektaprint electronic	TX0002576716	1989-05-22	Eastman Kodak Company
publishing system 1308 printer subsystem
guide.

529	KEEPS, Kodak Ektaprint electronic	TX0002675775	1989-10-30	Eastman Kodak Company
publishing system : 1320 printer
operator’s guide.

530	KEEPS: Kodak Ektaprint electronic	TX0002675798	1989-10-30	Eastman Kodak Company
publishing system : 1510 scanner
operator’s guide.

531	KEEPS—Kodak ektaprint electronic	TX0002604375	1989-02-03	Eastman Kodak Company
publishing system : installation planning
guide.

532	KEEPS : Kodak Ektaprint electronic	TX0003236887	1991-08-19	Eastman Kodak Company
publishing system, release 3.0 : user’s
guide for document composition.

533	KEEPS, Kodak Ektaprint electronic	TX0002488995	1989-02-03	Eastman Kodak Company
publishing system : user’s guide for
document composition.

534	Know thyself; motion picture.	RE0000500179	1990-12-03	Eastman Kodak Company

535	Kodachrome 25, 64, and 200—	TX0002482529	1988-10-07	Eastman Kodak Company
professional films.

536	Kodachrome 25, Kodachrome 64,	TX0002206537	1987-12-09	Eastman Kodak Company
Kodachrome 200—professional film
(daylight)

537	Kodachrome 40 film 5070 (type A)	TX0000039701	1978-04-14	Eastman Kodak Company

538	Kodachrome II manual, 35mm.	RE0000500165	1990-12-03	Eastman Kodak Company

539	Kodachrome II manual, 8-16 mm.	RE0000500162	1990-12-03	Eastman Kodak Company

540	Kodachrome manual.	RE0000500163	1990-12-03	Eastman Kodak Company

541	Kodachrome manual, 8-16 mm.	RE0000500164	1990-12-03	Eastman Kodak Company

542	Kodacolor 400 film.	TX0000519922	1980-08-04	Eastman Kodak Company

543	Kodacolor 400 film : [publication no. E-	TX0000073191	1978-06-12	Eastman Kodak Company
82].

544	Kodacolor gold 100 film.	TX0002189487	1987-11-18	Eastman Kodak Company

545	Kodacolor manual.	RE0000500166	1990-12-03	Eastman Kodak Company

546	Kodacolor VR-G 200 film.	TX0002189486	1987-11-18	Eastman Kodak Company

547	Kodagraph Autopositive paper, ultra-thin,	TX0000107686	1978-09-11	Eastman Kodak Company
A1 : Autopositive paper A1 : [pamphlet
D-7].

548	Kodagraph projection paper, lightweight,	TX0000193824	1979-01-12	Eastman Kodak Company
P4 : [pamphlet no. G-92].

549	Kodagraph projection positive film P P 4	TX0000072495	1978-04-10	Eastman Kodak Company
: photographic and physical properties.

550	Kodagraph Super-K contact paper KCT4	TX0000193823	1979-01-12	Eastman Kodak Company
: [pamphlet no. G-92].

551	Kodagraph transtar material TN4 :	TX0000223230	1979-03-26	Eastman Kodak Company
[publication no. G-86].

552	Kodagraph Transtar: paper T C 5, paper T	TX0000072484	1978-07-24	Eastman Kodak Company
P 5.

553	Kodagraph Transtar paper TPP5.	TX0000149254	1978-11-13	Eastman Kodak Company

554	Kodagraph wash-off projection film	TX0000471690	1980-05-14	Eastman Kodak Company
WP1/SO-294, Kodagraph wash-off
projection film WP2/SO-295.

555	Kodak 110 cartridge winder, cartridge	TX0000073189	1978-06-12	Eastman Kodak Company
opener, cartridge stripper, heat seal
splicer : [no. P5-230].

556	Kodak 1981-82 photographic products	TX0000713063	1981-06-23	Eastman Kodak Company
reference guide.

557	Kodak 2085 copier-duplicator : key	TX0003385630	1992-08-21	Eastman Kodak Company
operator instructions, copy controller, pt.
no. 983033.

558	Kodak 2085 copier-duplicator : user’s	TX0003385629	1992-08-21	Eastman Kodak Company
guide, pt. no. 983032.

559	Kodak 2610B color printer-computer	TX0000223223	1979-03-26	Eastman Kodak Company
assembly with reorder handling
equipment.

560	Kodak 2610C color printer—computer	TX0000471708	1980-05-14	Eastman Kodak Company
assembly.

561	Kodak 2620D color printer.	TX0000137791	1978-10-31	Eastman Kodak Company

562	Kodak 312 color printer-DPC/DCPU :	TX0002182852	1987-11-18	Eastman Kodak Company
ser. 2.

563	Kodak 312 color printer XL.	TX0002425752	1988-10-07	Eastman Kodak Company

564	Kodak 312 color printers : DPC/DPCU.	TX0002652704	1989-04-04	Eastman Kodak Company

565	Kodak 3510 color printer : operating.	TX0000985659	1982-09-07	Eastman Kodak Company

566	Kodak 3510 or 3510A color printers	TX0002425751	1988-10-07	Eastman Kodak Company
running on the Kodak 3510 program
diskette, series 5.

567	Kodak A V equipment memo : technical	CSN0037794	1982	Eastman Kodak Company
information about audiovisual equipment.

568	Kodak A V equipment memo : technical	CSN0037794	1981	Eastman Kodak Company
information about audiovisual equipment.

569	Kodak Accudata peripheral devices	TX0002378131	1988-08-10	Eastman Kodak Company
manual.

570	Kodak Accudata printer controller XL/for	TX0002488861	1989-02-03	Eastman Kodak Company
312 printing (series 1.0)

571	Kodak Accudata printer controller XL/for	TX0002378128	1988-08-10	Eastman Kodak Company
single lens printing (series 2.0)

572	Kodak accudata printer controller	TX0002419083	1988-10-07	Eastman Kodak Company
XL/multi lens manual (series 2)

573	Kodak Accudata printer controller	TX0003243252	1989-05-22	Eastman Kodak Company
XL/multi lens manual (series 3)

574	Kodak Accudata printer controller	TX0002576715	1989-05-22	Eastman Kodak Company
XL/single lens manual (series 3.0)

575	Kodak aerial exposure computer.	RE0000411278	1988-12-21	Eastman Kodak Company

576	Kodak Aerochrome duplicating film 2447	TX0000999480	1982-10-05	Eastman Kodak Company
(Estar base) : aerial data.

577	Kodak Aerochrome infrared film 2443	TX0000999484	1982-10-05	Eastman Kodak Company
(Estar base) : aerial data.
578	Kodak Aerochrome MS film 2448 (Estar	TX0001119158	1983-05-19	Eastman Kodak Company
base)

579	Kodak Aerocolor negative film 2445	TX0001017290	1982-11-15	Eastman Kodak Company
(ESTAR base)

580	Kodak Aerographic direct duplicating	TX0001017287	1982-11-15	Eastman Kodak Company
film 2422 (ESTAR base)

581	Kodak Aerographic duplicating film 2421	TX0000999485	1982-10-05	Eastman Kodak Company
(Estar base), Kodak Aerographic
duplicating film 4421 (Estar thick base),
Kodak aerial duplicating film (Estar thin
base) SO-122 : aerial data.

582	Kodak angle indicator.	RE0000600934	1992-12-11	Eastman Kodak Company

583	Kodak audio-visual products catalog.	TX0001210244	1983-08-29	Eastman Kodak Company

584	Kodak audiovisual products catalog.	CSN0062582	1984	Eastman Kodak Company

585	Kodak B/W photographic papers :	TX0000073194	1978-06-12	Eastman Kodak Company
[publication no. G-1, catalog no. 152
8314].

586	Kodak Bisnet business services software.	TX0002182879	1987-11-18	Eastman Kodak Company

587	KODAK BISNET business services	TX0003487223	1987-11-23	Eastman Kodak Company
software series 2.00 : temporary manual.

588	Kodak Bisnet business services software,	TX0002182883	1987-11-18	Eastman Kodak Company
series 2.10.

589	Kodak BISNET business services	TX0002675789	1989-10-30	Eastman Kodak Company
software : user’s manual.

590	KODAK BISNET retail management	TX0003487226	1987-11-23	Eastman Kodak Company
software cash register series 1.00 : pt. 1.

591	KODAK BISNET retail management	TX0003487225	1987-11-23	Eastman Kodak Company
software cash register series 1.00 : pt. 2.

592	Kodak black & white darkroom	TX0005489084	2002-02-25	Eastman Kodak Company
dataguide.

593	Kodak black-&-white reversal motion	TX0000368592	1979-10-26	Eastman Kodak Company
picture films—sports : quick-look
reference : [Kodak publication no.] H-61.

594	Kodak black-and-white darkroom	TX0002521124	1989-02-03	Eastman Kodak Company
dataguide.

595	Kodak black-and-white darkroom	TX0000321791	1979-08-31	Eastman Kodak Company
dataguide.

596	Kodak black-and-white darkroom	TX0000649226	1981-03-04	Eastman Kodak Company
dataguide : B & W.

597	Kodak black-and-white instrumentation	TX0001023579	1982-11-15	Eastman Kodak Company
films.

598	Kodak black-and-white instrumentation	TX0000390356	1979-12-17	Eastman Kodak Company
films : [publication no. P-92].

599	Kodak black-and-white paper selector.	TX0000519921	1980-08-04	Eastman Kodak Company

600	Kodak bulletin for the graphic arts.	CSN0030100	1980	Eastman Kodak Company

601	Kodak business card accessory system	TX0002400496	1988-08-15	Eastman Kodak Company
50.

602	Kodak camera guide.	RE0000358154	1987-12-09	Eastman Kodak Company

603	Kodak cassette holder and the Kodamatic	TX0000783109	1981-10-09	Eastman Kodak Company
cassette holder adapter.

604	Kodak catalog of educational materials	CSN0050281	1981	Eastman Kodak Company

605	Kodak catalog of educational materials.	TX0000321796	1979-08-30	Eastman Kodak Company

606	Kodak centennial desk calendar	CSN0021605	1979	Eastman Kodak Company

607	Kodak chromagram developing apparatus	TX0002206307	1987-12-09	Eastman Kodak Company
(13259)

608	Kodak cold water filter assembly :	TX0000193820	1979-01-12	Eastman Kodak Company
[publication pt. no. 638958].

609	Kodak color & b/w films for still and	TX0000401558	1980-01-21	Eastman Kodak Company
movie cameras : information sheet :
[Kodak pamphlet no. F-4].

610	Kodak color darkroom dataguide.	TX0002675618	1989-10-30	Eastman Kodak Company

611	Kodak color darkroom dataguide.	TX0000474174	1980-05-14	Eastman Kodak Company

612	Kodak color dataguide.	RE0000600939	1992-12-11	Eastman Kodak Company

613	Kodak color dataguide.	RE0000552580	1991-11-12	Eastman Kodak Company

614	Kodak color dataguide.	RE0000411288	1988-12-21	Eastman Kodak Company

615	Kodak color dataguide : [publication no.	TX0000093426	1978-08-07	Eastman Kodak Company
R-19].

616	Kodak color exposure strips (C110, C126,	TX0000266565	1979-06-07	Eastman Kodak Company
or C135).

617	Kodak color exposure strips (C110, C126,	TX0000279272	1979-06-07	Eastman Kodak Company
or C135).

618	Kodak color films.	RE0000600922	1992-12-11	Eastman Kodak Company

619	Kodak color films for instrumentation.	TX0001233019	1983-11-18	Eastman Kodak Company

620	Kodak color films for instrumentation.	TX0000661818	1981-03-26	Eastman Kodak Company

621	Kodak color films : for professional use.	TX0000072481	1978-07-24	Eastman Kodak Company

622	Kodak color films : for professional use /	TX0000661825	1981-03-26	Eastman Kodak Company
[Bruce Ferguson, editor].

623	Kodak color films for still cameras : AE-	TX0000999729	1982-10-05	Eastman Kodak Company
41.

624	Kodak color films : the differences	TX0002420474	88-10-07	Eastman Kodak Company
between professional films and general
picture —taking films.

625	Kodak color handbook.	RE0000103026	1981-10-15	Eastman Kodak Company

626	Kodak color notes : a series of pamphlets	CSN0021606	1981	Eastman Kodak Company
on new techniques for photomechanical
color reproduction.

627	Kodak color notes : a series of pamphlets	CSN0021606	1980	Eastman Kodak Company
on new techniques for photomechanical
color reproduction.

628	Kodak color notes : a series of pamphlets	CSN0021606	1979	Eastman Kodak Company
on new techniques for photomechanical
color reproduction.

629	Kodak Color of Christmas—140 lights in	VA0000496802	1992-03-19	Eastman Kodak Company
motion, extra bright : no. K11401.

630	Kodak Color of Christmas—50 light extra	VA0000496801	1992-03-19	Eastman Kodak Company
bright “Add-A-Set” : indoor/outdoor : no.
K20500.

631	Kodak color print viewing filter kit.	TX0000751409	1981-07-21	Eastman Kodak Company

632	Kodak color printer, S series color	TX0000008232	1978-03-10	Eastman Kodak Company
balancing using bull’s-eye control tools.

633	Kodak color printer, S series : color	TX0000072482	1978-07-24	Eastman Kodak Company
balancing using pictorial control tools.

634	Kodak color printer, S series electrical	TX0000008233	1978-03-10	Eastman Kodak Company
checks and adjustments for color
balancing.

635	Kodak color printer, S series, timing	TX0000014318	1978-02-24	Eastman Kodak Company
check, control test, and production using
bull’s-eye control tools.

636	Kodak color printer, S series timing	TX0000069168	1978-05-26	Eastman Kodak Company
check, control test, and production, using
pictorial control tools.

637	Kodak color reproduction guides.	TX0002786270	1990-04-09	Eastman Kodak Company

638	Kodak color separation guides and gray	TX0000093075	1978-07-24	Eastman Kodak Company
scale.

639	Kodak compass : reproduction	CSN0004452	1980	Eastman Kodak Company
processes/materials/industry news.

640	Kodak compass : reproduction	CSN0004452	1979	Eastman Kodak Company
processes/materials/industry news.

641	Kodak compass : reproduction	CSN0004452	1978	Eastman Kodak Company
processes/materials/industry news.

642	Kodak compass. Vol. 1962, no. 1, 1962.	RE0000500184	1990-12-03	Eastman Kodak Company

643	Kodak compass. Vol. 1964.	RE0000600947	1992-12-11	Eastman Kodak Company

644	Kodak compass. Vol. 62, no. 2, 1962.	RE0000500128	1990-12-03	Eastman Kodak Company

645	Kodak compass. Vol. 63, no. 1, 1963.	RE0000549429	1991-11-12	Eastman Kodak Company

646	Kodak contact control guide : C-3.	TX0001194335	1983-08-19	Eastman Kodak Company

647	Kodak curve plotting graph paper :	TX0000168446	1978-12-26	Eastman Kodak Company
Kodak publication no. E-64.

648	Kodak customer service pamphlet.	CSN0017175	1983	Eastman Kodak Company

649	Kodak customer service pamphlet.	CSN0017175	1981	Eastman Kodak Company

650	Kodak customer service pamphlet.	CSN0017175	1980	Eastman Kodak Company

651	Kodak customer service pamphlet.	CSN0017175	1979	Eastman Kodak Company

652	Kodak data center/Q-700.	TX0000368586	1979-10-26	Eastman Kodak Company

653	Kodak data for aerial photography.	TX0001023580	1982-11-15	Eastman Kodak Company

654	Kodak data module program flip chart.	TX0001088532	1983-03-14	Eastman Kodak Company

655	Kodak data module/Q-700BW : black-	TX0000368585	1979-10-26	Eastman Kodak Company
and-white programs for the graphic arts.

656	Kodak data module/Q-700BW, mod 2 :	TX0000484585	1980-05-27	Eastman Kodak Company
black-and-white programs for the graphic
arts.

657	Kodak datashow : composite video	TX0002419332	1988-10-07	Eastman Kodak Company
adapter.

658	Kodak Datashow HR/M projection pad :	TX0002378133	1988-08-10	Eastman Kodak Company
operator’s manual.

659	Kodak Datashow HR system : operator’s	TX0002423600	1988-10-07	Eastman Kodak Company
manual for use with I B M PC or
compatible.

660	Kodak dental X-ray products.	TX0001028574	1982-11-22	Eastman Kodak Company

661	Kodak dental X-ray products.	CSN0030101	1980	Eastman Kodak Company

662	Kodak dental X-ray products . : list	CSN0017176	1979	Eastman Kodak Company
prices.

663	Kodak desk calendar, 1979 : [Kodak pub.	TX0000118792	1978-09-25	Eastman Kodak Company
No. AC-100, cat 111 8827].

664	Kodak Desk calendar, 1983 / by the	TX0001162594	1982-09-07	Eastman Kodak Company
editors of Eastman Kodak Company ;
[edited by Keith A. Boas ; designed by
William Sabia, E S & J Art, Inc.]

665	Kodak desk calendar, 1986 : cityscapes :	TX0001645173	1985-08-12	Eastman Kodak Company
a 14-month appointment book and
photographic visit to some of our world’s
great cities.

666	Kodak desk calendar . / by the editors of	CSN0037795	1981	Eastman Kodak Company
Eastman Kodak Company.

667	Kodak Deskto II microfilmer : user’s	TX0002732085	1990-01-22	Eastman Kodak Company
manual.

668	Kodak DICONIX M150 Plus Printer for	TX0003010304	1991-03-01	Eastman Kodak Company
Macintosh computers : user’s guide.

669	KODAK Digital Photoguide.	TX0006897577	2007-11-07	Eastman Kodak Company

670	Kodak Digital Science imagery capture	TX0004408943	1996-07-15	Eastman Kodak Company
system.

671	Kodak Digital Science imagery document	TX0004408944	1996-07-15	Eastman Kodak Company
management system.

672	Kodak Digital Science imagery HSM	TX0004408894	1996-07-15	Eastman Kodak Company
system.

673	Kodak Digital Science imagery viewer	TX0004408945	1996-07-15	Eastman Kodak Company
system.

674	Kodak direct-screen color-separation dial.	RE0000600921	1992-12-11	Eastman Kodak Company

675	Kodak Disc printing attachment, model	TX0000967564	1982-09-07	Eastman Kodak Company
11 for Kodak MC digital color printers.

676	Kodak Disc printing attachment, model	TX0000967565	1982-09-07	Eastman Kodak Company
11 for Kodak S-series color printers.

677	Kodak Displaymaker video graphics	TX0002378188	1988-08-10	Eastman Kodak Company
system : user’s manual.

678	Kodak Double-X Aerographic film 2405	TX0000999482	1982-10-05	Eastman Kodak Company
(Estar base) : aerial data.

679	Kodak dry dot etching system program	TX0002675772	1989-10-30	Eastman Kodak Company
(DDE) : instructions for the experienced
user.

680	Kodak dye transfer dataguide.	RE0000140262	1982-10-14	Eastman Kodak Company

681	Kodak dye transfer dataguide.	RE0000067292	1980-10-10	Eastman Kodak Company

682	Kodak dye transfer process.	RE0000015615	1979-01-15	Eastman Kodak Company

683	Kodak EK 300 instant camera.	TX0000149268	1978-11-13	Eastman Kodak Company

684	Kodak EK160 instant camera.	TX0000254141	1979-04-20	Eastman Kodak Company

685	Kodak Ektachem 100 analyzer :	TX0001250625	1983-12-12	Eastman Kodak Company
operator’s manual.

686	Kodak Ektachem 400 analyzer :	TX0001248624	1983-12-12	Eastman Kodak Company
operator’s manual.

687	Kodak Ektachem 400 analyzer :	TX0000969537	1982-09-07	Eastman Kodak Company
operator’s manual.

688	Kodak Ektachem 700 analyzer : guide to	TX0002184771	1987-11-20	Eastman Kodak Company
configurable features, software version
2.0.

689	Kodak Ektachem clinical chemistry slides	TX0002675774	1989-10-30	Eastman Kodak Company
: colorimetric methodologies.

690	Kodak Ektachem four chemistry analyzer	TX0000661827	1981-03-26	Eastman Kodak Company
: operator’s manual.

691	Kodak Ektachrome 2203 paper : a fast,	TX0000442327	1980-01-28	Eastman Kodak Company
versatile, color reversal paper : [no.] E-
85.

692	Kodak Ektachrome color copier, model	TX0002189291	1987-11-18	Eastman Kodak Company
11, and Kodak Ektachrome color copier,
model 18.

693	Kodak ektachrome duplicating films	TX0003012063	1991-03-01	Eastman Kodak Company
(process E-6)

694	Kodak Ektachrome duplicating films	TX0000402341	1980-01-21	Eastman Kodak Company
(process E-6).

695	Kodak Ektachrome EF aerographic film	TX0001017289	1982-11-15	Eastman Kodak Company
(ESTAR base) SO-397.

696	Kodak Ektachrome professional films	TX0002420469	1988-10-07	Eastman Kodak Company
(process E-6)

697	Kodak Ektachrome professional films	TX0000783112	1981-10-09	Eastman Kodak Company
(process E-6)

698	Kodak Ektachrome slide duplicating film	TX0000072490	1978-04-10	Eastman Kodak Company
5071 (process E-6).

699	Kodak Ektachrome video news film	TX0000985575	1982-09-20	Eastman Kodak Company
2239/Estar base.

700	Kodak Ektachrome video news film	TX0000255375	1979-05-11	Eastman Kodak Company
(Estar base) SO-389 : [Kodak publication
no. G-83].

701	Kodak Ektachrome video news film high	TX0000255376	1979-05-11	Eastman Kodak Company
speed (Estar base) SO-251 : [Kodak
publication no. G-84].

702	Kodak ektacolor 2001 paper and	TX0002206286	1987-12-09	Eastman Kodak Company
ektacolor RA chemicals for
photofinishers.

703	Kodak Ektacolor 78 paper : data release.	TX0000149258	1978-11-13	Eastman Kodak Company

704	Kodak Ektacolor FilterFinder kit.	TX0000008234	1978-03-10	Eastman Kodak Company

705	Kodak ektafiche collator operator training	TX0000649229	1981-03-04	Eastman Kodak Company
manual.

706	Kodak Ektagraphic III AT projector :	TX0000713067	1981-06-23	Eastman Kodak Company
operating instructions.

707	Kodak Ektagraphic III E projector :	TX0000713064	1981-06-23	Eastman Kodak Company
operating instructions.

708	Kodak Ektagraphic III ES projector :	TX0000713066	1981-06-23	Eastman Kodak Company
operating instructions.

709	Kodak Ektagraphic slide projectors.	TX0000014316	1978-02-24	Eastman Kodak Company

710	Kodak ektagraphic tray bands (for	TX0000649223	1981-03-04	Eastman Kodak Company
dissolve presentations).

711	Kodak ektagraphic tray bands (for single-	TX0000649225	1981-03-04	Eastman Kodak Company
and multi-image presentations).

712	Kodak Ektaline 12 paper : photographic	TX0000669545	1981-03-26	Eastman Kodak Company
and physical properties.

713	Kodak Ektalite L5 overhead projector :	TX0002378185	1988-08-10	Eastman Kodak Company
operating instructions.

714	Kodak Ektaplus 7008 printer : user’s	Txu000453702	1991-03-01	Eastman Kodak Company
guide.

715	Kodak ektaprint 1392 printer, model 24.	TX0003012060	1991-03-01	Eastman Kodak Company

716	Kodak Ektaprint 1392 printer, model 24 :	TX0002978633	1990-12-13	Eastman Kodak Company
guide to document processing.

717	Kodak Ektaprint 1392 printer, model 24 :	TX0003236823	1992-01-08	Eastman Kodak Company
guide to document processing, W-638.

718	Kodak Ektaprint 1392 printer : model 24	TX0002732086	1990-01-22	Eastman Kodak Company
installation planning guide.

719	Kodak Ektaprint 1392 printer, model 24 :	TX0003227433	1992-01-08	Eastman Kodak Company
interface development guide : W-639.

720	Kodak Ektaprint 220 copier-duplicators :	TX0002675799	1989-10-30	Eastman Kodak Company
key operator instructions.

721	Kodak Ektaprint 220 copier-duplicators :	TX0002687023	1989-10-30	Eastman Kodak Company
key operator instructions, copy controller.

722	Kodak Ektaprint 22F copier-duplicators :	TX0002316706	1987-11-20	Eastman Kodak Company
key operator instructions.

723	Kodak Ektaprint 300 duplicators : key	TX0002488862	1989-02-03	Eastman Kodak Company
operator instructions.

724	Kodak Ektaprint 300 duplicators : key	TX0002576891	1989-05-22	Eastman Kodak Company
operator instructions copy controller.

725	Kodak Ektaprint 90 copier : key operator	TX0002786007	1990-04-09	Eastman Kodak Company
instructions, A-208.

726	Kodak Ektaprint 95 copier : user’s guide.	TX0003354942	1992-06-29	Eastman Kodak Company

727	Kodak Ektaprint electronic publishing	TX0002675797	1989-10-30	Eastman Kodak Company
system : K E E P S 1530 scanner
operator’s guide.

728	Kodak Ektaprint Electronic Publishing	TX0002577625	1989-05-22	Eastman Kodak Company
System : K E E P S DECnet
communications supplement.

729	Kodak Ektaprint electronic publishing	TX0002687025	1989-10-30	Eastman Kodak Company
system : KEEPS 1320 printer operator’s
guide.

730	Kodak Ektaprint electronic publishing	TX0002687024	1989-10-30	Eastman Kodak Company
system : KEEPS 1520 document
processor operator’s guide.

731	Kodak Ektaprint electronic publishing	TX0002687029	1989-10-30	Eastman Kodak Company
system : KEEPS DECnet
communications supplement.

732	Kodak EKTAPRINT electronic	TX0002723095	1989-12-29	Eastman Kodak Company
publishing system : KEEPS features
guide (release 5.0)

733	Kodak Ektaprint electronic publishing	TX0002675788	1989-10-30	Eastman Kodak Company
system : KEEPS SNA communications
supplement.

734	Kodak Ektaprint electronic publishing	TX0002675770	1989-10-30	Eastman Kodak Company
system : KEEPS translation tables
supplement : A-191.

735	Kodak ektaprint scanner management	TX0002731810	1990-01-22	Eastman Kodak Company
software.

736	Kodak ektaprint system administration	TX0002731812	1990-01-22	Eastman Kodak Company
management software.

737	Kodak ektaprint user interface	TX0002731811	1990-01-22	Eastman Kodak Company
management software.

738	Kodak ektascan image transmission	TX0002749050	1989-10-30	Eastman Kodak Company
system P1 : user’s manual, version 1.30

739	Kodak Ektascan image transmission	TX0002569073	1989-05-22	Eastman Kodak Company
system T1/R1 : user’s manual, version
1.00.

740	Kodak ektavolt recording film SO-101 :	TX0000471689	1980-05-14	Eastman Kodak Company
[Kodak publication no. G-81].

741	Kodak Ektavolt recording film SO-102.	TX0000485583	1980-05-27	Eastman Kodak Company

742	Kodak Ektrachrome duplicating film	TX0000038208	1978-05-05	Eastman Kodak Company
6121 (process E-6)

743	Kodak Ektralite 10 camera.	TX0000149270	1978-11-13	Eastman Kodak Company

744	Kodak Ektralite 30 camera.	TX0000279262	1979-06-21	Eastman Kodak Company

745	Kodak Ektramax camera.	TX0000149269	1978-11-13	Eastman Kodak Company

746	Kodak electron image film 4463.	TX0000039700	1978-04-14	Eastman Kodak Company

747	Kodak elite fine-art paper.	TX0002206536	1987-12-09	Eastman Kodak Company

748	Kodak enlarging color printer, models	TX0000168445	1978-12-26	Eastman Kodak Company
8S-5 and 11S-5, Kodak roll paper printer,
model 11B-2.

749	Kodak exposure-development adjustment	RE0000411280	1988-12-21	Eastman Kodak Company
charts and key.

750	Kodak extaplus 7016 printer : user’s	TX0002979006	1990-12-13	Eastman Kodak Company
guide.

751	Kodak films.	RE0000140263	1982-10-14	Eastman Kodak Company

752	Kodak films.	RE0000015617	1979-01-15	Eastman Kodak Company

753	Kodak films : color & black-and-white.	TX0000981737	1982-09-07	Eastman Kodak Company

754	Kodak films : color & black-and-white :	TX0000014315	1978-03-10	Eastman Kodak Company
[Kodak publication no.] AF-1.

755	Kodak films for cathode-ray tube	RE0000500142	1990-12-03	Eastman Kodak Company
recording.

756	Kodak films in rolls for black-and-white	RE0000500157	1990-12-03	Eastman Kodak Company
photography.

757	Kodak filters and lens attachments.	RE0000103025	1981-10-15	Eastman Kodak Company

758	Kodak filters and lens attachments.	RE0000015616	1979-01-15	Eastman Kodak Company

759	Kodak filters for scientific and technical	TX0000783831	1981-10-13	Eastman Kodak Company
uses : [Kodak publication no.] B-3.

760	Kodak focus. Vol. 1, no. 1, 1962.	RE0000500192	1990-12-03	Eastman Kodak Company

761	Kodak focus. Vol. 1, no. 2, 1962.	RE0000500193	1990-12-03	Eastman Kodak Company

762	Kodak focus. Vol. 1, no. 4, 1962.	RE0000500129	1990-12-03	Eastman Kodak Company

763	Kodak focus. Vol. 1, no. 5, 1962.	RE0000500130	1990-12-03	Eastman Kodak Company

764	Kodak focus. Vol. 2, no. 1, 1963.	RE0000549433	1991-11-12	Eastman Kodak Company

765	Kodak focus. Vol. 2, no. 10, 1963.	RE0000549454	1991-11-12	Eastman Kodak Company

766	Kodak focus. Vol. 2, no. 2, 1963.	RE0000549434	1991-11-12	Eastman Kodak Company

767	Kodak focus. Vol. 2, no. 3, 1963.	RE0000549435	1991-11-12	Eastman Kodak Company

768	Kodak focus. Vol. 2, no. 4, 1963.	RE0000549436	1991-11-12	Eastman Kodak Company

769	Kodak focus. Vol. 2, no. 5, 1963.	RE0000549437	1991-11-12	Eastman Kodak Company

770	Kodak focus. Vol. 2, no. 6, 1963.	RE0000549442	1991-11-12	Eastman Kodak Company

771	Kodak focus. Vol. 2, no. 7, 1963.	RE0000549443	1991-11-12	Eastman Kodak Company

772	Kodak focus. Vol. 2, no. 8, Sept. 1963.	RE0000549452	1991-11-12	Eastman Kodak Company

773	Kodak focus. Vol. 2, no. 9, Nov. 1963.	RE0000549451	1991-11-12	Eastman Kodak Company

774	Kodak forms reader, model 1 : guidelines	TX0002687026	1989-10-30	Eastman Kodak Company
for forms design.

775	Kodak funSaver 35 camera with film,	VA0000566413	1993-06-10	Eastman Kodak Company
outdoor use.

776	Kodak funSaver 35 flash camera with	VA0000566412	1993-06-10	Eastman Kodak Company
film, indoor-outdoor use.

777	Kodak funSaver 35, the film that’s a	VA0000566414	1993-06-10	Eastman Kodak Company
CAMERA.

778	Kodak funSaver 35 with flash, the film	VA0000566415	1993-06-10	Eastman Kodak Company
that’s a CAMERA.

779	Kodak Gold 100.	VA0000601803	1995-05-19	Eastman Kodak Company

780	Kodak graphic arts exposure computer.	RE0000273649	1985-12-30	Eastman Kodak Company

781	Kodak gray cards.	TX0003023826	1991-03-01	Eastman Kodak Company

782	Kodak gray cards.	TX0003023827	1991-03-01	Eastman Kodak Company

783	Kodak guide to 35 millimeter	TX0001480849	1984-12-21	Eastman Kodak Company
photography.

784	Kodak guide to 35 millimeter	TX0000592874	1980-12-05	Eastman Kodak Company
photography : [Kodak publication no.
AC-95].

785	Kodak guide to 35mm photography.	TX0002597608	1989-06-08	Eastman Kodak Company

786	Kodak guide to 35mm photography :	TX0005203917	2000-04-28	Eastman Kodak Company
techniques for better pictures : publication
AC-95.

787	Kodak halftone calculator.	TX0000649227	1981-03-04	Eastman Kodak Company

788	Kodak handbook news. Vol. 60, no. 1.	RE0000411301	1988-12-21	Eastman Kodak Company

789	Kodak handbook news. Vol. 60, no. 2.	RE0000411303	1988-12-21	Eastman Kodak Company

790	Kodak handbook news. Vol. 60, no. 4.	RE0000411309	1988-12-21	Eastman Kodak Company

791	Kodak handbook news. Vol. 62, no. 1,	RE0000500186	1990-12-03	Eastman Kodak Company
1962.

792	Kodak handbook news. Vol. 62, no. 2,	RE0000500194	1990-12-03	Eastman Kodak Company
1962.

793	Kodak handbook news. Vol. 62, no. 2,	RE0000500196	1990-12-03	Eastman Kodak Company
1962.

794	Kodak Handbook news. Vol. 62, no. 3,	RE0000500131	1990-12-03	Eastman Kodak Company
1962.

795	Kodak handbook news. Vol. 63, no. 1,	RE0000549430	1991-11-12	Eastman Kodak Company
1963.

796	Kodak handbook news. Vol. 63, no. 2,	RE0000549444	1991-11-12	Eastman Kodak Company
1963.

797	Kodak handbook news. Vol. 63, no. 3,	RE0000549453	1991-11-12	Eastman Kodak Company
1963.

798	Kodak HC-110 developer.	TX0002189290	1987-11-18	Eastman Kodak Company

799	[KODAK high capacity storage system	TX0004249447	1996-06-03	Eastman Kodak Company
software]

800	Kodak high definition aerial film 3414	TX0000999481	1982-10-05	Eastman Kodak Company
(Estar thin base) : aerial data.

801	Kodak high resolution plates.	TX0001009394	1982-10-07	Eastman Kodak Company

802	Kodak highlights.	CSN0011827	1983	Eastman Kodak Company

803	Kodak highlights.	CSN0011827	1980	Eastman Kodak Company

804	Kodak highlights.	CSN0011827	1979	Eastman Kodak Company

805	Kodak highlights.	CSN0011827	1978	Eastman Kodak Company

806	Kodak highlights. Vol. 8, no. 1, Mar.	RE0000185711	1983-12-12	Eastman Kodak Company
1955.

807	Kodak highlights. Vol. 8, no. 2, May	RE0000185712	1983-12-12	Eastman Kodak Company
1955.

808	Kodak highlights. Vol. 8, no. 3, Aug.	RE0000185714	1983-12-12	Eastman Kodak Company
1955.

809	Kodak highlights. Vol. 8, no. 4, Nov.	RE0000185716	1983-12-12	Eastman Kodak Company
1955.

810	Kodak hula show / Gary B. Smith.	PA0000682163	1993-11-19	Calcon Video Enterprises,
Inc. & Eastman Kodak
Company

811	Kodak I R phosphor.	TX0000479268	1980-05-15	Eastman Kodak Company

812	Kodak ID, Kodak video ID card system :	TX0002189306	1987-11-18	Eastman Kodak Company
owner’s manual.

813	Kodak image handler system : operating	TX0002676050	1989-10-30	Eastman Kodak Company
instructions for the document scanner,
Mod 100.

814	Kodak image handler system : operating	TX0002676051	1989-10-30	Eastman Kodak Company
instructions for the document scanner,
Mod 200.

815	Kodak image handler system : operating	TX0002687276	1989-10-30	Eastman Kodak Company
instructions for the printer.

816	Kodak image handler system : operating	TX0002671492	1989-10-30	Eastman Kodak Company
instructions for the system processer, mod
30, and optical disk drive.

817	Kodak Image Handler system : quick	TX0002580783	1989-05-22	Eastman Kodak Company
reference guide for the system
administrator.

818	Kodak image maker 5060-A : operator’s	TX0002786273	1990-04-09	Eastman Kodak Company
manual.

819	Kodak Image Maker 5060-A : operator’s	TX0002675796	1989-10-30	Eastman Kodak Company
manual.

820	Kodak IMAGELINK microimager 30 :	TX0002723103	1989-12-29	Eastman Kodak Company
user’s guide.

821	Kodak IMT-200, IMT-250, and IMT-350	TX0002513915	1989-02-03	Eastman Kodak Company
microimage terminals : software interface
manual.

822	Kodak IMT-350 microimage terminal.	TX0002419704	1988-10-07	Eastman Kodak Company

823	Kodak IMT-50 microimage terminal :	TX0001031801	1982-11-22	Eastman Kodak Company
operating instructions.

824	Kodak industrial X-omat film feeder :	TX0002513913	1989-02-03	Eastman Kodak Company
model 5-K.

825	Kodak Industrial X-OMAT processor.	RE0000448940	1989-11-29	Eastman Kodak Company

826	Kodak industrial x-omat processor model	RE0000552574	1991-11-12	Eastman Kodak Company
B.

827	Kodak industrial x-omat processor.	RE0000552559	1991-11-12	Eastman Kodak Company
Model B: installation procedures.

828	Kodak industrial x-omat processor, model	RE0000552558	1991-11-12	Eastman Kodak Company
B; operator check list.

829	Kodak info-link three software user	TX0001084993	1983-03-14	Eastman Kodak Company
guide.

830	Kodak information ... index.	CSN0017177	1979	Eastman Kodak Company

831	Kodak infrared Aerographic film 2424	TX0001118328	1983-05-19	Eastman Kodak Company
(ESTAR base)

832	Kodak infrared films.	TX0000800379	1981-10-09	Eastman Kodak Company

833	Kodak infrared films.	TX0001137149	1983-05-18	Eastman Kodak Company

834	Kodak instant flash, model C.	TX0000254140	1979-04-20	Eastman Kodak Company

835	Kodak Irtran infrared optical materials.	TX0000985544	1982-09-07	Eastman Kodak Company

836	Kodak KAR-1500 information system :	TX0002785249	1990-04-09	Eastman Kodak Company
system administrator’s manual.

837	Kodak KAR-1500 information system :	TX0002785250	1990-04-09	Eastman Kodak Company
system reference manual.

838	Kodak KAR-1500 information system :	TX0002785251	1990-04-09	Eastman Kodak Company
system user’s manual.

839	Kodak KAR-4400 information system,	TX0002422694	1988-10-07	Eastman Kodak Company
quick reference guide.

840	Kodak KAR 6500 information system :	TX0002419709	1988-10-07	Eastman Kodak Company
supplement to the system administrator’s
manual.

841	Kodak KAR 6500 information system :	TX0002675773	1989-10-30	Eastman Kodak Company
supplement to the system administrator’s
manual.

842	Kodak KAR-6600 information system	TX0002786272	1990-04-09	Eastman Kodak Company
and Kodak KAR-8800 information
system : system administrator’s manual :
software version 3.3.

843	Kodak KAR bar code DE system : 2.1.	TX0002786098	1990-04-09	Eastman Kodak Company
user’s manual, software version

844	Kodak KAR information systems : user’s	TX0002652706	1989-04-04	Eastman Kodak Company
manual (software version 3.3)

845	Kodak KAR mainframe system : systems	TX0002675769	1989-10-30	Eastman Kodak Company
interface guide.

846	Kodak Kar mainframe system : systems	TX0002652597	1989-04-04	Eastman Kodak Company
interface guide (software version 1.0 for
M V S)

847	Kodak Kar mainframe system : systems	TX0002755004	1989-10-20	Eastman Kodak Company
interface guide—VSE version.

848	Kodak Komstar 100/200/300 microimage	TX0001085515	1983-03-11	Eastman Kodak Company
processor operator training manual.

849	Kodak Komstar 100/200 microimage	TX0000136129	1978-10-16	Eastman Kodak Company
processor operator training manual.

850	Kodak laboratory chemicals bulletin.	CSN0026064	1985	Eastman Kodak Company

851	Kodak laboratory chemicals bulletin.	CSN0026064	1982	Eastman Kodak Company

852	Kodak laboratory chemicals bulletin.	CSN0026064	1980	Eastman Kodak Company

853	Kodak laboratory chemicals : catalog &	CSN0033923	1985	Eastman Kodak Company
price list : a Kodak dataservice catalog.

854	Kodak laboratory chemicals : catalog &	CSN0033923	1981	Eastman Kodak Company
price list : a Kodak dataservice catalog.

855	Kodak laboratory chemicals : catalog &	CSN0033923	1980	Eastman Kodak Company
price list : a Kodak dataservice catalog.

856	Kodak laboratory chemicals : cross-	TX0000661812	1981-03-26	Eastman Kodak Company
reference list.

857	Kodak LC500 video projector : operator’s	TX0002378187	1988-08-10	Eastman Kodak Company
manual.

858	Kodak Linagraph Shellburst film 2474	TX0000076856	1978-04-10	Eastman Kodak Company
(Estar base), Kodak Linagraph Shellburst
film 7474 (gray base), Kodak Linagraph
Shellburst film 5474 (gray base) :
photographic and physical properties.

859	Kodak Lionheart administrator software	TX0003305532	1992-01-08	Eastman Kodak Company
for SUN systems : user’s guide.

860	Kodak Lionheart communications	TX0003227432	1992-01-08	Eastman Kodak Company
software for SUN Systems : user’s guide :
W-631.

861	Kodak Lionheart driver/downloader	TX0003228459	1992-01-08	Eastman Kodak Company
software for Macintosh systems : user’s
guide : W-626.

862	Kodak Lionheart file merge software for	TX0003385627	1992-08-21	Eastman Kodak Company
IBM PC systems : user’s guide, W-718.

863	Kodak Lionheart file merge software for	TX0003422477	1992-08-28	Eastman Kodak Company
Macintosh systems : user’s guide, W-714.

864	Kodak Lionheart file merge software for	TX0003422478	1992-08-28	Eastman Kodak Company
Sun systems : user’s guide, W-721.

865	Kodak Lionheart host compile software	TX0003228460	1992-01-08	Eastman Kodak Company
for SUN Systems : user’s guide : W-637.

866	Kodak Lionheart info merge software for	TX0003385628	1992-08-21	Eastman Kodak Company
IBM PC systems : user’s guide, W-719.

867	Kodak Lionheart info merge software for	TX0003385626	1992-08-21	Eastman Kodak Company
Macintosh systems : user’s guide, W-715.

868	Kodak Lionheart info merge software for	TX0003385625	1992-08-21	Eastman Kodak Company
Sun systems : user’s guide, W-722.

869	Kodak Lionheart network interface	TX0003385631	1992-08-21	Eastman Kodak Company
software for Novell systems : user’s
guide, W-723.

870	Kodak LionHeart printing system client	TX0003228477	1992-01-08	Eastman Kodak Company
software for IBM PC systems : user’s
guide : W-634.

871	Kodak LionHeart printing system client	TX0003297804	1992-04-24	Eastman Kodak Company
software for IBM PC systems : W-647 :
user’s guide.

872	Kodak Lionheart printing system client	TX0003298671	1992-04-24	Eastman Kodak Company
software for Macintosh systems : user’s
guide.

873	Kodak LionHeart printing system server	TX0003228476	1992-01-08	Eastman Kodak Company
software for SUN systems : user’s guide :
W-632.

874	Kodak LionHeart printing system server	TX0003297803	1992-04-24	Eastman Kodak Company
software for SUN systems : W-648 :
user’s guide.

875	Kodak Lionheart scanner software for	TX0003228458	1992-01-08	Eastman Kodak Company
SUN Systems : user’s guide : W-630.

876	Kodak Lionheart user interface software	TX0003228457	1992-01-08	Eastman Kodak Company
for SUN Systems : user’s guide : W-633.

877	Kodak low metal ion developer 809 (MX	TX0000402344	1979-10-26	Eastman Kodak Company
931-1.

878	Kodak M C digital color printers, color	TX0000368579	1979-10-26	Eastman Kodak Company
balancing using bull’s-eye control tools.

879	Kodak M C digital color printers, color	TX0000368570	1979-10-31	Eastman Kodak Company
balancing using pictorial control tools.

880	Kodak M35 X-Omat processor : service	TX0002531345	1989-02-03	Eastman Kodak Company
manual.

881	Kodak M35A X-OMAT processor :	TX0002687027	1989-10-30	Eastman Kodak Company
service manual.

882	Kodak master darkroom dataguide.	RE0000600932	1992-12-11	Eastman Kodak Company

883	Kodak Master darkroom dataguide.	RE0000448939	1989-11-29	Eastman Kodak Company

884	Kodak master darkroom guide.	RE0000552561	1991-11-12	Eastman Kodak Company

885	Kodak master photoguide.	TX0000751410	1981-07-21	Eastman Kodak Company

886	Kodak master photoguide.	RE0000552579	1991-11-12	Eastman Kodak Company

887	Kodak Master photoguide.	RE0000500146	1990-12-03	Eastman Kodak Company

888	Kodak master photoguide.	RE0000273641	1985-12-30	Eastman Kodak Company

889	Kodak master photoguide.	RE0000015618	1979-01-15	Eastman Kodak Company

890	Kodak master photoguide : for still	TX0000139796	1978-10-31	Eastman Kodak Company
picture taking.

891	Kodak MC-5, MC-8, and MC-11 digital	TX0000107687	1978-09-11	Eastman Kodak Company
color printers.

892	Kodak MC digital color printers color	TX0000390351	1979-12-17	Eastman Kodak Company
negative classification : [no.] Z-340.

893	Kodak MC digital color printers : Z-333,	TX0000168443	1978-12-26	Eastman Kodak Company
operating.

894	Kodak medical X-ray products.	TX0000252291	1979-04-20	Eastman Kodak Company

895	Kodak micro positive developer 809.	TX0000519929	1980-08-04	Eastman Kodak Company

896	Kodak micro positive resist 809.	TX0000713062	1981-06-23	Eastman Kodak Company

897	Kodak micro positive resist 809.	TX0000519932	1980-08-04	Eastman Kodak Company

898	Kodak micro resist 732 : data release.	TX0000985547	1982-09-07	Eastman Kodak Company

899	Kodak micro resist 747.	TX0000599788	1980-12-04	Eastman Kodak Company

900	Kodak micro resist ZX757 viscosity	TX0001606491	1985-06-24	Eastman Kodak Company
grade 140 centistokes.

901	Kodak microelectronics seminar :	TX0000967568	1982-09-07	Eastman Kodak Company
Interface ’81 : proceedings, October 15-
16, 1981, Dallas, Texas / sponsored by
Eastman Kodak Company.

902	Kodak microelectronics seminar	TX0000666589	1981-03-26	Eastman Kodak Company
proceedings : Interface ’79, October 25-
26, 1979, New Orleans, Louisiana /
sponsored by Eastman Kodak Company.

903	Kodak minilab system 20 with series 2	TX0002496087	1989-02-03	Eastman Kodak Company
software operator assistance cards.

904	Kodak Moviedeck 425 projector.	TX0000514192	1980-06-23	Eastman Kodak Company

905	Kodak Moviedeck 435 projector.	TX0000514191	1980-06-23	Eastman Kodak Company

906	Kodak multiwidth film notcher : [no. P5-	TX0000134138	1978-06-12	Eastman Kodak Company
234].

907	Kodak negative reorder transport	TX0000214580	1979-02-27	Eastman Kodak Company
equipment, Kodak negative reorder cutter
operating.

908	KODAK New Pocket Guide to Digital	TX0006980122	2008-02-19	Eastman Kodak Company
Photography: Quick advice on getting
great pictures!

909	Kodak newsletter for professional	CSN0037796	1981	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

910	Kodak notes on retouching color	RE0000317064	1986-12-30	Eastman Kodak Company
negatives.

911	Kodak Oracle-Kar conversion package :	TX0002675056	1989-10-30	Eastman Kodak Company
system administrator’s/operator’s manual.

912	Kodak P M T metal litho plate A :	TX0000255380	1979-05-11	Eastman Kodak Company
[Kodak publication no. Q-202].

913	Kodak P M T paper litho plate A.	TX0001084995	1983-03-14	Eastman Kodak Company

914	Kodak P M T paper litho plate A	TX0000255562	1979-05-11	Eastman Kodak Company
checklist for darkroom and
duplicator/press areas.

915	Kodak P M T paper litho plate A :	TX0000255378	1979-05-11	Eastman Kodak Company
[Kodak publication no. Q-207].

916	Kodak P M T products offer timesaving	TX0000279269	1979-06-21	Eastman Kodak Company
production options : [Kodak publication
no.] Q-201.

917	Kodak Pageant 250S-R sound projector.	TX0000149267	1978-11-13	Eastman Kodak Company

918	Kodak pageant projector AV256TR	RE0000500174	1990-12-03	Eastman Kodak Company
(motion picture, 7 1/2 mins./270’)

919	Kodak pan film 2484 (Estar-ah base).	TX0000479269	1980-05-15	Eastman Kodak Company

920	Kodak panalure II R C paper.	TX0000092958	1978-07-14	Eastman Kodak Company

921	Kodak Panatomic-X Aerecon II film 3412	TX0000223217	1979-03-26	Eastman Kodak Company
(Estar thin base) ; Kodak Panatomic-X
Aerecon II film (Estar base) SO-297.

922	Kodak papers for photorecording.	TX0000661824	1981-03-26	Eastman Kodak Company

923	Kodak part works.	RE0000552589	1991-11-12	Eastman Kodak Company

924	Kodak photographic films & plates for	RE0000411275	1988-12-21	Eastman Kodak Company
scientific & technical use.

925	Kodak photographic handbook for well	TX0000981738	1982-09-07	Eastman Kodak Company
logging.

926	Kodak photographic materials for	TX0002577688	1989-05-22	Eastman Kodak Company
micrographics.

927	Kodak photographic materials guide : a	TX0000401552	1980-01-21	Eastman Kodak Company
companion piece to the Encyclopedia of
practical photography.

928	Kodak photographic papers.	RE0000411287	1988-12-21	Eastman Kodak Company

929	Kodak photographic plates for scientific	RE0000103024	1981-10-15	Eastman Kodak Company
and technical use.

930	Kodak photographic products . : index	CSN0017178	1979	Eastman Kodak Company
update.

931	Kodak photonews.	CSN0059511	1984	Eastman Kodak Company

932	Kodak photonews.	CSN0011828	1983	Eastman Kodak Company

933	Kodak photonews.	CSN0011828	1982	Eastman Kodak Company

934	Kodak photonews.	CSN0011828	1981	Eastman Kodak Company

935	Kodak photonews.	CSN0011828	1980	Eastman Kodak Company

936	Kodak photonews.	CSN0011828	1979	Eastman Kodak Company

937	Kodak photonews.	CSN0011828	1978	Eastman Kodak Company

938	Kodak photoplast plates : [Kodak	TX0000401559	1980-01-21	Eastman Kodak Company
pamphlet no. P-34].

939	Kodak photosensitive resist products for	TX0000072492	1978-04-10	Eastman Kodak Company
photofabrication.

940	Kodak Photosensitive resists for industry.	RE0000500148	1990-12-03	Eastman Kodak Company

941	Kodak plates and films for science and	RE0000500135	1990-12-03	Eastman Kodak Company
industry.

942	Kodak Plus-X Aerographic film 2402	TX0001118331	1983-05-19	Eastman Kodak Company
(ESTAR base)

943	Kodak pocket guide to 35 mm	TX0002812444	1989-12-29	Eastman Kodak Company
photography / by the editors of Eastman
Kodak company.

944	Kodak pocket guide to 35 mm	TX0002836769	1990-05-25	Eastman Kodak Company
photography / by the editors of Eastman
Kodak Company.

945	Kodak pocket guide to digital	TX0005489187	2002-02-25	Eastman Kodak Company
photography.

946	Kodak pocket guide to great picture	TX0001493518	1985-01-18	Eastman Kodak Company
taking / by the editors of Eastman Kodak
Company.

947	Kodak pocket guide to point-and-shoot	TX0005489184	2002-02-25	Eastman Kodak Company
photography.

948	Kodak pocket guide to sports	TX0001496942	1985-01-18	Eastman Kodak Company
photography / by the editors of Eastman
Kodak Company.

949	Kodak pocket guide to video / by the	TX0002185221	1987-11-18	Eastman Kodak Company
editors of Eastman Kodak Company.

950	Kodak pocket photoguide.	TX0005489083	2002-02-25	Eastman Kodak Company

951	Kodak pocket photoguide.	TX0002767599	1989-12-29	Eastman Kodak Company

952	Kodak pocket photoguide.	TX0001608534	1985-06-17	Eastman Kodak Company

953	Kodak Pocket reference book.	RE0000500134	1990-12-03	Eastman Kodak Company

954	Kodak police KAR information system :	TX0002675795	1989-10-30	Eastman Kodak Company
operator training manual.

955	Kodak polymatic negative developer	TX0000136126	1978-10-16	Eastman Kodak Company
(machine) MX 1099 : tentative data :
[Kodak publication no. Q-225DR].

956	Kodak Polymatic plate processor, model	TX0000118801	1978-09-25	Eastman Kodak Company
30.

957	Kodak polymatic plate processor, model	TX0000728329	1981-06-23	Eastman Kodak Company
30, new developer—pump priming
technique : supplement to the operator’s
manual.

958	Kodak Polymatic plate processor, model	TX0000118800	1978-09-25	Eastman Kodak Company
48 and model 48A.

959	Kodak Polymax IR processor.	TX0003267663	1992-02-19	Eastman Kodak Company

960	Kodak Polymax IR processor :	TX0003228478	1992-01-08	Eastman Kodak Company
publication part no. 635715.

961	Kodak precision line film AC4.	TX0000604407	1980-12-04	Eastman Kodak Company

962	Kodak precision line film LD4, Kodak	TX0000073185	1978-06-12	Eastman Kodak Company
precision line file LD7.

963	Kodak precision line film LEN4.	TX0000038210	1978-05-05	Eastman Kodak Company

964	Kodak precision line film LEN4, Kodak	TX0000214570	1979-02-27	Eastman Kodak Company
precision line film LEN7.

965	Kodak Precision Line film LP4, Kodak	TX0000073186	1978-06-12	Eastman Kodak Company
Precision Line film LP7 : [publication no.
G-73].

966	Kodak Precision Line film LPD4, Kodak	TX0000073190	1978-06-12	Eastman Kodak Company
Precision Line film LPD7 : [publication
no. G-72].

967	Kodak precision line films, products for	TX0000092965	1978-07-14	Eastman Kodak Company
the printed circuit industry.

968	Kodak Precision Line plate L P P.	CSN0026065	1979	Eastman Kodak Company

969	Kodak Premier II R C paper : tentative	TX0000368588	1979-10-26	Eastman Kodak Company
data release : [Kodak publication no. G-
2].

970	Kodak printer setup photometer : [no. P5-	TX0000073187	1978-06-12	Eastman Kodak Company
233].

971	Kodak Prism electronic previewing	TX0002652705	1989-04-04	Eastman Kodak Company
system.

972	Kodak process thermometer type 3	TX0000471687	1980-05-14	Eastman Kodak Company
(celsius & fahrenheit) : [pub. Pt. no.
637061].

973	Kodak products & services for life	TX0000268622	1979-06-07	Eastman Kodak Company
sciences.

974	Kodak products for electrophotography :	TX0001084996	1983-03-14	Eastman Kodak Company
a mini-textbook : G-95.

975	Kodak products for medical diagnostic	TX0000751411	1981-07-21	Eastman Kodak Company
imaging.

976	Kodak products for reprography.	TX0000136128	1978-10-16	Eastman Kodak Company

977	Kodak products for special biomedical-	TX0001129695	1983-05-19	Eastman Kodak Company
imaging applications.

978	Kodak professional black-and-white	TX0003012061	1991-03-01	Eastman Kodak Company
films.

979	Kodak professional black-and-white	TX0002576890	1989-05-22	Eastman Kodak Company
films.

980	Kodak professional black-and-white films	TX0001597825	1985-06-17	Eastman Kodak Company
/ by the editors of Eastman Kodak
Company.

981	Kodak professional finishing facilities	TX0000227177	1979-03-12	Eastman Kodak Company
planning manual.

982	Kodak professional photoguide.	TX0002488938	1989-02-03	Eastman Kodak Company

983	Kodak program series 35 : an introd. : a	TX0001137148	1983-05-18	Eastman Kodak Company
customer service program from Kodak.

984	Kodak program series 35 : effective use	TX0000981735	1982-09-07	Eastman Kodak Company
of lenses.

985	Kodak program series 35 : imaginative	TX0001137147	1983-05-18	Eastman Kodak Company
use of filters : a customer service program
from Kodak.

986	Kodak projection positive paper : Q sheet,	TX0000273784	1979-06-07	Eastman Kodak Company
technical data for the graphic arts : [no.]
Q-135.

987	Kodak projection print film 4588 (Estar	TX0000072488	1978-07-24	Eastman Kodak Company
thick base) : photographic and physical
properties.

988	Kodak projectorscale.	RE0000600927	1992-12-11	Eastman Kodak Company

989	Kodak Q-Lab process monitoring	TX0003273461	1992-03-19	Eastman Kodak Company
service—process control handbook : Z-6.

990	Kodak R A R film 2498 (Estar-A H base)	TX0000076860	1978-04-10	Eastman Kodak Company
and Kodak R A R film 5498 :
photographic and physical properties.

991	Kodak rapid paper splicer 2610/2620.	TX0000214573	1979-02-27	Eastman Kodak Company

992	Kodak readymatic processor, model	TX0000250161	1979-02-27	Eastman Kodak Company
420A, new recirculation system priming
technique : supplement to the operator’s
manual (pub. Pt. no. 638794, 5/77).

993	Kodak recording products—hard drive	Vau000617952	2004-04-05	Eastman Kodak Company
carrier & receiving frame labels.

994	Kodak reflection density guide.	RE0000068099	1980-10-21	Eastman Kodak Company

995	Kodak reflection density guide : (24-	TX0000072496	1978-07-24	Eastman Kodak Company
step).

996	Kodak reflex special camera; motion	RE0000500180	1990-12-03	Eastman Kodak Company
picture.

997	Kodak register punch.	TX0000149261	1978-11-13	Eastman Kodak Company

998	Kodak reprographic techniques and	TX0001481875	1984-12-31	Eastman Kodak Company
products.

999	Kodak roll paper printer, model 5B-K,	TX0000168444	1978-12-26	Eastman Kodak Company
Kodak color printer, model 5S-5.

1000	Kodak royal gold : film for color prints	VA0000718529	1995-05-19	Eastman Kodak Company
RB135-36, 36 exp, 200.

1001	Kodak Royalprint processor, model 417 ;	TX0000223222	1979-03-26	Eastman Kodak Company
Kodak Royalprint roll feed adapter ;
Kodak Royalprint replenishment
assembly.

1002	Kodak RP X-OMAT processor : model	TX0002599512	1989-06-08	Eastman Kodak Company
M6B : installation instructions / produced
by Customer Equipment Services
Division for Health Sciences Division,
Eastman Kodak Company.

1003	Kodak RP X-omat processor : model	TX0002513914	1989-02-03	Eastman Kodak Company
M6B : site specifications and
requirements.

1004	Kodak S series 35 mm camera, S300MD.	TX0002182856	1987-11-18	Eastman Kodak Company

1005	Kodak S series 35mm camera S900 tele.	TX0002423637	1988-10-07	Eastman Kodak Company

1006	Kodak scanner gray scale, SR-37 : a	TX0000033317	1978-04-17	Eastman Kodak Company
flexible-base, numbered, reflection gray
scale for use on color scanners with
reflection copy.

1007	Kodak scanner step tablet, ST-34 : a	TX0000033318	1978-04-17	Eastman Kodak Company
numbered, dye-density step tablet for use
in all projection optical systems.

1008	Kodak scientific imaging products.	TX0002653143	1989-04-04	Eastman Kodak Company

1009	Kodak scientific imaging products.	TX0002378126	1988-08-10	Eastman Kodak Company

1010	Kodak self-instruction packaged program	TX0000985549	1982-09-07	Eastman Kodak Company
Z-350 : Kodak disc film processor, model
200 operating.

1011	Kodak self-teaching guide to using a 35	TX0001597827	1985-06-17	Eastman Kodak Company
mm camera.

1012	Kodak silver recovery program.	TX0000999483	1982-10-05	Eastman Kodak Company

1013	Kodak silver recovery program.	TX0000484586	1980-05-27	Eastman Kodak Company

1014	Kodak silver recovery program :	TX0000073192	1978-06-12	Eastman Kodak Company
[publication no. J-8].

1015	Kodak snapshot dial.	RE0000552570	1991-11-12	Eastman Kodak Company

1016	Kodak snapshot dial.	RE0000500145	1990-12-03	Eastman Kodak Company

1017	Kodak snapshot dial.	RE0000318820	1986-12-30	Eastman Kodak Company

1018	Kodak special product, type 129-01 : data	TX0000008225	1978-03-10	Eastman Kodak Company
release, P-65.

1019	Kodak special product, type 138-01.	TX0000485581	1980-05-27	Eastman Kodak Company

1020	Kodak spectrophotometric solvents :	TX0000669542	1981-03-26	Eastman Kodak Company
Kodak dataservice publication [no.] JJ-
282.

1021	Kodak Starlink four : software user guide.	TX0001614037	1985-07-17	Eastman Kodak Company

1022	Kodak Starlink one software user guide.	TX0000107696	1978-09-11	Eastman Kodak Company

1023	Kodak Starlink three software user guide	TX0000136130	1978-10-16	Eastman Kodak Company
for the Kodak Komstar 200 microimage
processor.

1024	Kodak Starlink two software user guide.	TX0000118802	1978-09-25	Eastman Kodak Company

1025	Kodak Startech mapping film SO-244 :	TX0000168442	1978-12-26	Eastman Kodak Company
[Kodak publication no. G-82].

1026	Kodak studio light.	CSN0004454	1979	Eastman Kodak Company

1027	Kodak studio light.	CSN0004454	1978	Eastman Kodak Company

1028	Kodak studio light.	CSN0004454	1978	Eastman Kodak Company

1029	Kodak studio light / Jim Collinsworth,	CSN0026066	1981	Eastman Kodak Company
editor].

1030	Kodak studio light / Jim Collinsworth,	CSN0026066	1980	Eastman Kodak Company
editor].

1031	Kodak studio light / Jim Collinsworth,	CSN0026066	1979	Eastman Kodak Company
editor].

1032	Kodak SV5035 slide/video transfer unit :	TX0002461545	1988-12-08	Eastman Kodak Company
user’s manual.

1033	Kodak SV60 bidirectional interface card :	TX0002378794	1988-08-15	Eastman Kodak Company
installation instructions.

1034	Kodak SV630 interface kit for Kodak SV	TX0002675596	1989-10-30	Eastman Kodak Company
printers to MACINTOSH II computers :
user’s manual.

1035	Kodak SV6500 color video printer :	TX0002419036	1988-10-07	Eastman Kodak Company
programmer’s reference manual.

1036	Kodak SV6510 color video printer :	TX0002599513	1989-06-08	Eastman Kodak Company
user’s manual.

1037	Kodak SV7500 still video multidisk	TX0002422759	1988-10-07	Eastman Kodak Company
recorder : programmer’s reference
manual.

1038	Kodak SV7500 still video multidisk	TX0002419282	1988-10-07	Eastman Kodak Company
recorder : user’s manual.

1039	Kodak SV9600-S still video transceiver :	TX0002497978	1989-02-03	Eastman Kodak Company
user’s manual.

1040	Kodak T M A X professional films.	TX0002576559	1989-05-22	Eastman Kodak Company

1041	Kodak T Max professional films.	TX0002420468	1988-10-07	Eastman Kodak Company

1042	Kodak T-Max professional films.	TX0002189488	1987-11-18	Eastman Kodak Company

1043	Kodak TableMaker software for Kodak	TX0003422474	1992-08-28	Eastman Kodak Company
	digital continuous tone printers & DOS or
	Microsoft Windows operating systems :
	user’s manual.

1044	Kodak Tech Bits.	CSN0021607	1992	Eastman Kodak Company

1045	Kodak Tech Bits.	CSN0021607	1988	Eastman Kodak Company

1046	Kodak Tech Bits.	CSN0021607	1987	Eastman Kodak Company

1047	Kodak Tech Bits.	CSN0011829	1978	Eastman Kodak Company

1048	Kodak Tech Bits : a publication for	CSN0021607	1984	Eastman Kodak Company
	scientists and engineers.

1049	Kodak Tech Bits : a publication for	CSN0021607	1982	Eastman Kodak Company
	scientists and engineers.

1050	Kodak Tech Bits : a publication for	CSN0021607	1981	Eastman Kodak Company
	scientists and engineers.

1051	Kodak Tech Bits : a publication for	CSN0021607	1980	Eastman Kodak Company
	scientists and engineers.

1052	Kodak Tech Bits : a publication for	CSN0021607	1979	Eastman Kodak Company
	scientists and engineers.

1053	Kodak Tech Bits : issue no. 2.	TX0002182857	1987-11-18	Eastman Kodak Company

1054	Kodak tech bits reader survey.	TX0002419280	1988-10-07	Eastman Kodak Company

1055	Kodak technical pan film 2415.	TX0001020512	1982-11-15	Eastman Kodak Company

1056	Kodak technical pan film 2415.	TX0000661823	1981-03-26	Eastman Kodak Company

1057	Kodak Tele-Ektralite 20 camera.	TX0000266561	1979-06-07	Eastman Kodak Company

1058	Kodak Tele-Ektralite 40 camera.	TX0000279263	1979-06-21	Eastman Kodak Company

1059	Kodak tips : technical information for	CSN0004455	1980	Eastman Kodak Company
	photographic systems.

1060	Kodak tips : technical information for	CSN0004455	1979	Eastman Kodak Company
	photographic systems.

1061	Kodak tips : technical information for	CSN0004455	1978	Eastman Kodak Company
	photographic systems.

1062	Kodak tri-X aerographic film 2403	TX0001023290	1982-11-15	Eastman Kodak Company
	(ESTAR base)

1063	Kodak VCNA color negative translator,	TX0000390360	1979-12-17	Eastman Kodak Company
	model 4 : [no. P5-241].

1064	Kodak Vericolor HC professional film.	TX0002189484	1987-11-18	Eastman Kodak Company

1065	Kodak Vericolor I D film 5024.	TX0000513992	1980-06-23	Eastman Kodak Company

1066	Kodak Vericolor ID/Copy film (4078)	TX0002206533	1987-12-09	Eastman Kodak Company
	and Kodak Vericolor III ID film (5078)

1067	Kodak Vericolor II commercial film, type	TX0000168450	1978-12-26	Eastman Kodak Company
	S, SO-172 : [Kodak pamphlet no. E-25].

1068	Kodak vericolor III color exposure set	TX0001477806	1984-12-21	Eastman Kodak Company
	(120)

1069	Kodak Versamat processor, model 317.	TX0000149256	1978-11-13	Eastman Kodak Company

1070	Kodak video color negative analyzer,	TX0000475423	1980-05-14	Eastman Kodak Company
	model 3.

1071	Kodak video ID card system.	TX0002419327	1988-10-07	Eastman Kodak Company

1072	Kodak water chiller, system 25/40.	TX0002179311	1987-11-03	Eastman Kodak Company

1073	Kodak water conservation kit : model 10-	TX0000321793	1979-08-31	Eastman Kodak Company
	K : installation, operation, parts list.

1074	Kodak water control panel Model ML.	TX0002179310	1987-11-03	Eastman Kodak Company

1075	Kodak water filter and pressure gauge	TX0000193821	1979-01-12	Eastman Kodak Company
	assembly, model l : [publication pt. no.
	638959].

1076	Kodak Wratten filters for scientific and	RE0000500138	1990-12-03	Eastman Kodak Company
	technical use.

1077	Kodak wratten filters for scientific and	RE0000411277	1988-12-21	Eastman Kodak Company
	technical use.

1078	Kodak X-Omat M35 processor operator	TX0002576889	1989-05-22	Eastman Kodak Company
	checklist.

1079	Kodak x-omat processor model M3.	RE0000552577	1991-11-12	Eastman Kodak Company

1080	Kodak x-omat processor, model M3.	RE0000552581	1991-11-12	Eastman Kodak Company

1081	Kodak x-omat processor, model M4A.	RE0000552582	1991-11-12	Eastman Kodak Company

1082	Kodak x-omat processor model M4A.	RE0000552572	1991-11-12	Eastman Kodak Company

1083	Kodak x-omat processor model M4A.	RE0000552573	1991-11-12	Eastman Kodak Company

1084	Kodak X-Omat products.	CSN0021609	1979	Eastman Kodak Company

1085	Kodak X-Omatic cassettes, X-Omatic	TX0000401551	1980-01-21	Eastman Kodak Company
	screens, Lanex screens, Min-R cassette.

1086	Kodak X-Omatic cassettes, X-Omatic	CSN0021608	1979	Eastman Kodak Company
	screens, Lanex screens, Min-R cassette ....

1087	Kodak X-ray products list prices / Health	CSN0021610	1979	Eastman Kodak Company
	Sciences Markets Division, Eastman
	Kodak Company.

1088	Kodak XL module software for Kodak	TX0003422479	1992-08-28	Eastman Kodak Company
	XL 7700 and XLT 7720 digital
	continuous tone printers, SCSI interface
	to Apple Macintosh computers & Adobe
	Photoshop software : user’s manual.

1089	Kodakery / [editor-in-chief, Ron Wiley	CSN0004451	1981	Eastman Kodak Company
	... et al.].

1090	Kodakery / [editor-in-chief, Ron Wiley	CSN0004451	1980	Eastman Kodak Company
	... et al.].

1091	Kodakery / [editor-in-chief, Ron Wiley	CSN0004451	1979	Eastman Kodak Company
	... et al.].

1092	Kodakery / [editor-in-chief, Ron Wiley	CSN0004451	1978	Eastman Kodak Company
	... et al.].

1093	Kodakery / [editor-in-chief, Ron Wiley	CSN0004451	1977	Eastman Kodak Company
	... et al.].

1094	Kodakery international = Kodakery	CSN0004453	1981	Eastman Kodak Company
	internacional / Ron Wiley, editor-in-chief,
	Kaye Lechleitner, editor.

1095	Kodakery international / Ron Wiley,	CSN0004453	1980	Eastman Kodak Company
	editor-in-chief, Kaye Lechleitner, editor.

1096	Kodakery international / Ron Wiley,	CSN0004453	1979	Eastman Kodak Company
	editor-in-chief, Kaye Lechleitner, editor.

1097	Kodakery international / Ron Wiley,	CSN0004453	1978	Eastman Kodak Company
	editor-in-chief, Kaye Lechleitner, editor.

1098	Kodakery international / Ron Wiley,	CSN0004453	1977	Eastman Kodak Company
	editor-in-chief, Kaye Lechleitner, editor.

1099	Kodak’s ergonomic design for people at	TX0005856746	2003-11-26	Eastman Kodak Company
	work / The Eastman Kodak Company.

1100	Kodamatic 17B processor : operator’s	TX0000751416	1981-07-21	Eastman Kodak Company
	guide.

1101	Kodastar wash-off products.	TX0000513988	1980-06-23	Eastman Kodak Company

1102	Kodastar wash-off products reference	TX0000649228	1981-03-04	Eastman Kodak Company
guide.

1103	Kodatel CS module, version 1.0.	TX0003869452	1994-06-14	Eastman Kodak Company

1104	Kodatel quality management system,	TX0003869451	1994-06-14	Eastman Kodak Company
single site (TL/ML) version 1.0.

1105	Laboratory color films for process C-41.	TX0000137794	1978-10-31	Eastman Kodak Company

1106	Landscape photography / written for	TX0002378127	1988-08-10	Eastman Kodak Company
Kodak by Jeff Wignall.

1107	Language of light.	TX0001597823	1985-06-17	Eastman Kodak Company

1108	Lens extension tables.	RE0000600913	1992-12-11	Eastman Kodak Company

1109	Lenses for 35 milimeter cameras /	TX0001481866	1984-12-26	Eastman Kodak Company
[written for Kodak by Stuart Cohen ;
edited by John Phelps]

1110	Lithographic offset presses : an illustrated	TX0000093433	1978-08-07	Eastman Kodak Company
guide : [publication no.] Q-215.

1111	LogEflo RAP20 processor : with optional	TX0000149266	1978-11-13	Eastman Kodak Company
replenisher kit.

1112	Magnetic sound recording for 16mm	RE0000317259	1986-12-30	Eastman Kodak Company
motion pictures.

1113	Maintaining and operating the Kodak	TX0000321068	1979-07-23	Eastman Kodak Company
color print processor models 27 and 55.

1114	Maintaining Kodak Ektalog tape cassette	TX0000401561	1980-01-21	Eastman Kodak Company
deck and control terminal.

1115	Maintaining the Kodak 2610 color	TX0000479270	1980-05-15	Eastman Kodak Company
printer.

1116	Maintaining the Kodak color print	TX0000488453	1980-05-29	Eastman Kodak Company
processor, models 27 and 55.

1117	Maintaining the Kodak finishing	TX0000014319	1978-02-24	Eastman Kodak Company
operations console.

1118	Maintaining the Kodak MC-5, MC-8, and	TX0000093431	1978-08-07	Eastman Kodak Company
MC-11 digital color printers : [publication
pt. no. 638871].

1119	Maintaining the Kodak negative reorder	TX0000008224	1978-03-10	Eastman Kodak Company
transport attachment and gates, model 5S
: with the Kodak film supply and take-up
unit, model S/B and Kodak notched film
transport unit, Model S/B.

1120	Maintaining the Kodak S/2610 negative	TX0000471703	1980-05-14	Eastman Kodak Company
reorder laminator.

1121	Maintaining the Kodak VCB lamphouse	TX0000519930	1980-08-04	Eastman Kodak Company
model S/BK.

1122	Maintaining the Kodak VCB lamphouse,	TX0000390359	1979-12-17	Eastman Kodak Company
model S/BK.

1123	Maintenance checklist for the Kodak	TX0000072494	1978-04-10	Eastman Kodak Company
Versamat film processor, model 1140
series : [no.] Y-13A, Y-13B, Y-13C.

1124	Making color prints with Kodak Ektaflex	TX0001135203	1983-05-18	Eastman Kodak Company
P C T film and paper : [Kodak pamphlet
no. E-172].

1125	Making film for your camera. By	RE0000317234	1986-12-30	Eastman Kodak Company
Eastman Kodak Company.

1126	Making professional prints on Kodak	TX0002206534	1987-12-09	Eastman Kodak Company
Ektachrome papers and overhead
material.

1127	Manipulating exposure times.	TX0000149264	1978-11-13	Eastman Kodak Company

1128	Manual for processing Eastman color	TX0002461543	1988-12-08	Eastman Kodak Company
films : module 10, Effects of mechanical
& chemical variations in process ECP-2A
and ECP-2B.

1129	Manual for processing Eastman color	TX0002506280	1989-02-03	Eastman Kodak Company
films, module 11 : process V N F-1
specifications.

1130	Manual for processing Eastman color	TX0002652596	1989-04-04	Eastman Kodak Company
films, module 12 : effects of mechanical
& chemical variations in process V N F-1

1131	Manual for processing Eastman color	TX0002506279	1989-02-03	Eastman Kodak Company
films, module 13 : process R V N P
specifications.

1132	Manual for processing Eastman color	TX0002652594	1989-04-04	Eastman Kodak Company
films, module 14 : effects of mechanical
& chemical variations in process R V N
P.

1133	Manual for processing Eastman color	TX0002497976	1989-02-03	Eastman Kodak Company
films : module 2, equipment and
procedures.

1134	Manual for processing Eastman color	TX0002501114	1989-02-03	Eastman Kodak Company
films : module 7, Process ECN-2
specifications.

1135	Manual for processing Eastman color	TX0002461542	1988-12-08	Eastman Kodak Company
films : module 8, Effects of mechanical &
chemical variations in process ECN-2.

1136	Manual for processing Eastman color	TX0002497977	1989-02-03	Eastman Kodak Company
films : module 9, process ECP-2A and
ECP -2B specifications.

1137	Manual for processing Eastman motion	TX0003311713	1992-01-08	Eastman Kodak Company
picture films, module 33 : analytical
procedures.

1138	Manual for processing of Eastman (or	RE0000411274	1988-12-21	Eastman Kodak Company
Kodak) Ektachrome ER film, type 7257
and type 7258 and Ektachrome reversal
print film type 7386.

1139	Manual for processing of Eastman (or	RE0000500159	1990-12-03	Eastman Kodak Company
Kodak) Ektachrome ER film, types 7257
and 7258, and Ektachrome reversal print
film, type 7386.

1140	Manual for processing of Eastman (or	RE0000552576	1991-11-12	Eastman Kodak Company
Kodak) ektachrome ER film, types 7257
and 7528 and ektachrome reversal print
film, type 7386.

1141	Manual for processing of ektachrome	RE0000552575	1991-11-12	Eastman Kodak Company
commercial film.

1142	Manual for processing of Ektachrome	RE0000500153	1990-12-03	Eastman Kodak Company
commercial film.

1143	Masking color transparencies for	RE0000411281	1988-12-21	Eastman Kodak Company
photomechanical reproduction.

1144	Masking for reflection copy.	RE0000411285	1988-12-21	Eastman Kodak Company

1145	Maslow Air Force theory of human	RE0000600918	1992-12-11	Eastman Kodak Company
motivation.

1146	Master patent file.	TX0000369708	1979-10-23	Eastman Kodak Company

1147	Master patent file : assignee order,	TX0000324241	1979-05-07	Eastman Kodak Company
country order, date order.

1148	Master patent file : assignee order,	TX0000324240	1979-03-12	Eastman Kodak Company
country order, date order.

1149	Master patent file : assignee order,	TX0000324239	1979-03-12	Eastman Kodak Company
country order, date order.

1150	Master patent file : assignee order,	TX0000324242	1979-03-12	Eastman Kodak Company
country order, date order.

1151	Master patent file : date, country order,	TX0000120344	1978-04-25	Eastman Kodak Company
assignee order.

1152	Materials for visual presentations :	TX0000149255	1978-11-13	Eastman Kodak Company
planning and preparation : [no.] S-13.

1153	Maxillofacial arteries / P. Lasjaunias.	VA0000382716	1989-12-29	Eastman Kodak Company

1154	Medical radiography and photography /	CSN0004908	1985	Eastman Kodak Company
[editor, Alice R. Russell].

1155	Medical radiography and photography /	CSN0004908	1982	Eastman Kodak Company
[editor, Alice R. Russell].

1156	Medical radiography and photography /	CSN0004908	1981	Eastman Kodak Company
[editor, Alice R. Russell].

1157	Medical radiography and photography /	CSN0004908	1980	Eastman Kodak Company
[editor, Alice R. Russell].

1158	Medical radiography and photography /	CSN0004908	1979	Eastman Kodak Company
[editor, Alice R. Russell].

1159	Medical radiography and photography /	CSN0004908	1978	Eastman Kodak Company
[editor, Alice R. Russell].

1160	Medical radiography and photography.	RE0000015610	1979-01-15	Eastman Kodak Company
Vol. 27, no. 1, 1951.

1161	Medical radiography and photography.	RE0000015611	1979-01-15	Eastman Kodak Company
Vol. 27, no. 2, 1951.

1162	Medical radiography and photography.	RE0000015612	1979-01-15	Eastman Kodak Company
Vol. 27, no. 3, 1951.

1163	Medical radiography and photography.	RE0000015613	1979-01-15	Eastman Kodak Company
Vol. 27, no. 4, 1951.

1164	Medical radiography and photography.	RE0000067289	1980-10-10	Eastman Kodak Company
Vol. 28, no. 1, 1952.

1165	Medical radiography and photography.	RE0000067290	1980-10-10	Eastman Kodak Company
Vol. 28, no. 2, 1952.

1166	Medical radiography and photography.	RE0000067288	1980-10-10	Eastman Kodak Company
Vol. 28, no. 3-4.

1167	Medical radiography and photography.	RE0000103023	1981-10-15	Eastman Kodak Company
Vol. 29, no. 1.

1168	Medical radiography and photography.	RE0000103022	1981-10-15	Eastman Kodak Company
Vol. 29, no. 2-3.

1169	Medical radiography and photography.	RE0000103021	1981-10-15	Eastman Kodak Company
Vol. 29, no. 4.

1170	Medical radiography and photography.	RE0000140265	1982-10-14	Eastman Kodak Company
Vol. 30, no. 1.

1171	Medical radiography and photography.	RE0000140269	1982-10-14	Eastman Kodak Company
Vol. 30, no. 2.

1172	Medical radiography and photography.	RE0000140271	1982-10-14	Eastman Kodak Company
Vol. 30, no. 3.

1173	Medical radiography and photography.	RE0000185715	1983-12-12	Eastman Kodak Company
Vol. 31, no. 2, 1955.

1174	Medical radiography and photography.	RE0000230807	1984-12-24	Eastman Kodak Company
Vol. 32, no. 1, May 17, 1956.

1175	Medical radiography and photography.	RE0000230811	1984-12-24	Eastman Kodak Company
Vol. 32, no. 2, Oct. 25, 1956.

1176	Medical radiography and photography.	RE0000273494	1985-12-30	Eastman Kodak Company
Vol. 33, no. 1, Feb. 7, 1957.

1177	Medical radiography and photography.	RE0000273499	1985-12-30	Eastman Kodak Company
Vol. 33, no. 2, May 27, 1957.

1178	Medical radiography and photography.	RE0000273501	1985-12-30	Eastman Kodak Company
Vol. 33, no. 3, Sept. 18, 1957.

1179	Medical radiography and photography.	RE0000273502	1985-12-30	Eastman Kodak Company
Vol. 33, no. 4, Dec. 17, 1957.

1180	Medical radiography and photography.	RE0000317261	1986-12-30	Eastman Kodak Company
Vol. 34, no. 1, 1958.

1181	Medical radiography and photography.	RE0000316901	1986-12-30	Eastman Kodak Company
Vol. 34, no. 2, 1958.

1182	Medical radiography and photography.	RE0000318842	1986-12-30	Eastman Kodak Company
Vol. 34, no. 3, Jan. 9, 1959.

1183	Medical radiography and photography.	RE0000411305	1988-12-21	Eastman Kodak Company
Vol. 36, no. 1.

1184	Medical radiography and photography.	RE0000411312	1988-12-21	Eastman Kodak Company
Vol. 36, no. 2.

1185	Medical radiography and photography.	RE0000500189	1990-12-03	Eastman Kodak Company
Vol. 38, no. 1, 1962.

1186	Medical radiography and photography.	RE0000500198	1990-12-03	Eastman Kodak Company
Vol. 38, no. 2, 1962.

1187	Medical radiography and photography.	RE0000500204	1990-12-03	Eastman Kodak Company
Vol. 38, no. 3, 1962.

1188	Medical radiography and photography.	RE0000549439	1991-11-12	Eastman Kodak Company
Vol. 39, no. 1, 1963.

1189	Medical radiography and photography.	RE0000549455	1991-11-12	Eastman Kodak Company
Vol. 39, no. 2, 1963.

1190	Medical radiography and photography.	RE0000600943	1992-12-11	Eastman Kodak Company
Vol. 40, suppl., 1964.

1191	Medical radiography and photography.	RE0000600946	1992-12-11	Eastman Kodak Company
Vol. 40, suppl., 1964.

1192	Mini-textbook, Kodak products for	TX0000390350	1979-12-17	Eastman Kodak Company
electrophotography : [publication no.] G-
95.

1193	Mirror for world’s most powerful	TX0001201594	1983-08-30	Eastman Kodak Company
telescope.

1194	Mixing directions’ charts for Kodak	TX0000279271	1979-06-21	Eastman Kodak Company
Ektaprint 2 developer replenisher (150
gallon size) : [Kodak publication no.] Z-
122F.

1195	Molecular formula index of Eastman	CSN0017538	1979	Eastman Kodak Company
organic chemicals catalog number ...

1196	Molecular formula index of Kodak	TX0000661813	1981-03-26	Eastman Kodak Company
laboratory chemicals.

1197	Montage : imagination in learning : a	CSN0017540	1985	Eastman Kodak Company
newsletter for educators from Kodak.

1198	Montage : imagination in learning : a	CSN0017540	1984	Eastman Kodak Company
newsletter for educators from Kodak.

1199	Montage : imagination in learning : a	CSN0017540	1983	Eastman Kodak Company
newsletter for educators from Kodak.

1200	Montage : imagination in learning : a	CSN0017540	1982	Eastman Kodak Company
newsletter for educators from Kodak.

1201	Montage : imagination in learning : a	CSN0017540	1981	Eastman Kodak Company
	newsletter for educators from Kodak.

1202	Montage : imagination in learning : a	CSN0017540	1980	Eastman Kodak Company
	newsletter for educators from Kodak.

1203	Montage : imagination in learning : a	CSN0017540	1979	Eastman Kodak Company
	newsletter for educators from Kodak.

1204	Montage : imagination in learning : a	CSN0017540	1978	Eastman Kodak Company
	newsletter for educators from Kodak.

1205	More here’s how.	RE0000600935	1992-12-11	Eastman Kodak Company

1206	More joy of photography.	TX0000920937	1981-12-16	Eastman Kodak Company

1207	More joy of photography : 100 advanced	TX0002529346	1989-03-22	Eastman Kodak Company
	techniques for more creative photographs.

1208	More on contacting / by John F. Holtz.	TX0000401428	1980-01-21	Eastman Kodak Company

1209	More slides—planning, producing, and	TX0003861333	1994-06-14	Eastman Kodak Company
	presenting digital images.

1210	Movies at work.	RE0000411319	1988-12-21	Eastman Kodak Company

1211	My father’s hair.	TX0002207137	1987-12-03	Eastman Kodak Company

1212	Negative making for professional	RE0000411295	1988-12-21	Eastman Kodak Company
	photographers.

1213	Negative making with Kodak black-and-	RE0000500168	1990-12-03	Eastman Kodak Company
	white sheet films.

1214	New! From Kodak! : The productivity	TX0001030153	1982-11-22	Eastman Kodak Company
	machines from Kodak are here.

1215	New information on color correction with	RE0000552563	1991-11-12	Eastman Kodak Company
	Kodak tri-mask film.

1216	New joy of photography / by the editors	TX0001757615	1986-02-11	Eastman Kodak Company
	of Eastman Kodak Company.

1217	New! Kodak rapid paper slicer	TX0000137796	1978-10-31	Eastman Kodak Company
	2610/2620.

1218	New! Lower replenishment rate for	TX0000039699	1978-04-14	Eastman Kodak Company
	Kodak Ektaprint R-100 color developer.

1219	New way to use Kodak silver estimating	TX0000106648	1978-09-15	Eastman Kodak Company
	test papers.

1220	Newsletter for graphic arts and	CSN0005415	1980	Eastman Kodak Company
	photography instructors / Elizabeth
	Eggleton, editor].

1221	Newsletter for graphic arts and	CSN0005415	1979	Eastman Kodak Company
	photography instructors / Elizabeth
	Eggleton, editor].

1222	Newsletter for graphic arts and	CSN0005415	1978	Eastman Kodak Company
	photography instructors / Elizabeth
	Eggleton, editor].

1223	Newsletter for photo educators.	CSN0080174	1988	Eastman Kodak Company

1224	Newsletter for photography instructors.	CSN0062884	1987	Eastman Kodak Company

1225	Newsletter for photography instructors.	CSN0062884	1984	Eastman Kodak Company

1226	Newsletter for professional photography	CSN0044848	1984	Eastman Kodak Company
	instructors / Elizabeth Eggleton, editor].

1227	Newsletter for professional photography	CSN0044848	1983	Eastman Kodak Company
	instructors / Elizabeth Eggleton, editor].

1228	Newsletter for professional photography	CSN0044848	1982	Eastman Kodak Company
	instructors / Elizabeth Eggleton, editor].

1229	Newsletter for professional photography	CSN0044848	1981	Eastman Kodak Company
	instructors / Elizabeth Eggleton, editor].

1230	No hangups on hookups.	TX0002192638	1987-11-18	Eastman Kodak Company

1231	Notes from Kodak audio visual.	RE0000411307	1988-12-21	Eastman Kodak Company

1232	Notes on tropical photography.	RE0000318821	1986-12-30	Eastman Kodak Company

1233	Numerical listing of Eastman organic	CSN0017770	1979	Eastman Kodak Company
chemicals : an Eastman dataservice
publication.

1234	Numerical listing of Kodak laboratory	TX0000661821	1981-03-26	Eastman Kodak Company
chemicals.

1235	Offline input manager’s guide for Kodak	TX0001606489	1985-06-24	Eastman Kodak Company
starlink four software.

1236	Offset presswork.	TX0001085733	1983-03-14	Eastman Kodak Company

1237	One for the road.	RE0000600948	1992-12-11	Eastman Kodak Company

1238	Operating and maintaining the Kodak air-	TX0000092957	1978-07-14	Eastman Kodak Company
knife film cleaner.

1239	Operating and maintaining the Kodak	TX0002182872	1987-11-18	Eastman Kodak Company
Dektomatic 65 paper processor.

1240	Operating and maintaining the Kodak	TX0002461534	1988-12-08	Eastman Kodak Company
professional color print processor, model
18LL.

1241	Operating and maintaining the Kodak	TX0002497979	1989-02-03	Eastman Kodak Company
professional color print processor model
22LL.

1242	Operating and maintaining the Kodak RA	TX0002501161	1989-02-03	Eastman Kodak Company
color print processor, model 66 (CL)

1243	Operating instructions for Kodak	TX0002513912	1989-02-03	Eastman Kodak Company
Komstar finisher IV.

1244	Operating instructions for the Kodak	TX0001635398	1985-07-22	Eastman Kodak Company
Ektagraphic audioviewer/projector :
models 220, 270, 470, 570AF.

1245	Operating, Kodak color print copy	TX0000069167	1978-05-26	Eastman Kodak Company
attachment, model 5S/5B-K.

1246	Operating Kodak Ektalog control	TX0000093430	1978-08-07	Eastman Kodak Company
terminal and tape cassette deck :
[publication pt.no. 638782] ; Installing
and maintaining Kodak Ektalog control
terminal and tape cassette deck :
[publication pt. no. 638795].

1247	Operating Kodak Ektalog tape cassette	TX0000519923	1980-08-04	Eastman Kodak Company
deck and control terminal.

1248	Operating Kodak negative reorder	TX0000149265	1978-11-13	Eastman Kodak Company
laminator.

1249	Operating Kodak notched film transport	TX0000214581	1979-02-27	Eastman Kodak Company
equipment, Kodak 2610 automatic film
cutter.

1250	Operating the Kodak 2610 color printer	TX0000223226	1979-03-26	Eastman Kodak Company
using micro-control reorder accessories.

1251	Operating the Kodak 2610 color printer	TX0000368569	1979-10-31	Eastman Kodak Company
using the Kodak 2610 program tape,
series 7.

1252	Operating the Kodak 2610 color printer	TX0000479266	1980-05-15	Eastman Kodak Company
with the Kodak 2610 1/4-inch advance
unit.

1253	Operating the Kodak 2610 color printer	TX0000471693	1980-05-14	Eastman Kodak Company
with the Kodak 2610 universal borderless
mask and roller guides : [pub. Pt. no.
637233].

1254	Operating the Kodak color print processor	TX0000471683	1980-05-14	Eastman Kodak Company
models 27 and 55 : [pub. Pt. no. 638994].

1255	Operating the Kodak color printer model	TX0000255384	1979-05-11	Eastman Kodak Company
5S-5 : [pub. Pt. no. 638971].

1256	Operating the Kodak film processor,	TX0002652707	1989-04-04	Eastman Kodak Company
system 20 series 2 software, with Kodak
film processor replenisher accessory,
system 20.

1257	Operating the Kodak film processor	TX0002378132	1988-08-10	Eastman Kodak Company
system 50.

1258	Operating the Kodak high speed punched	TX0000008231	1978-03-10	Eastman Kodak Company
tape reader, February 1978.

1259	Operating the Kodak MC-5, MC-8, and	TX0000093429	1978-08-07	Eastman Kodak Company
MC-11 digital color printers : [publication
pt. no. 638870].

1260	Operating the Kodak minilab system 40.	TX0002191724	1987-11-20	Eastman Kodak Company

1261	Operating the Kodak negative reorder	TX0000008229	1978-03-10	Eastman Kodak Company
cutter, January 1978.

1262	Operating the Kodak negative reorder	TX0000008228	1978-03-10	Eastman Kodak Company
laminator, January 1978.

1263	Operating the Kodak negative reorder	TX0000045130	1978-03-10	Eastman Kodak Company
transport attachment and Gates model 5S.

1264	Operating the Kodak precise-temp control	TX0000479272	1980-05-15	Eastman Kodak Company
model 40B.

1265	Operating the Kodak printer/paper	TX0002531314	1989-02-03	Eastman Kodak Company
processor, system 20 (five-inch paper)
with series 2 software.

1266	Operating the Kodak printer setup	TX0000401556	1980-01-21	Eastman Kodak Company
photometer.

1267	Operating the Kodak printer setup	TX0000092966	1978-07-14	Eastman Kodak Company
photometer.

1268	Operating the Kodak reorder laminator	TX0000390361	1979-12-17	Eastman Kodak Company
accessory 2610.

1269	Operating the Kodak reorder laminator	TX0000223224	1979-03-26	Eastman Kodak Company
accessory 2610.

1270	Operating the Kodak Royalprint	TX0000073193	1978-06-12	Eastman Kodak Company
processor, model 417 : [publication pt.
no.638677] : June 1978 ; Maintaining the
Kodak Royalprint processor, model 417 :
[publication pt. no. 638678] : June 1978.

1271	Operating the Kodak Royalprint roll feed	TX0000321795	1979-08-31	Eastman Kodak Company
adapter, the Kodak Royalprint
replenishment assembly.

1272	Operating the Kodak S/2610 negative	TX0000471704	1980-05-14	Eastman Kodak Company
reorder laminator.

1273	Operating the Kodak V C N A translator	TX0000321803	1979-08-31	Eastman Kodak Company
remote display unit with the Kodak color
negative translator : model 3.

1274	Operating the Kodak V C N A translator	TX0000368582	1979-10-26	Eastman Kodak Company
slope unit with the Kodak color negative
translator, model 3 or 4.

1275	Operating the Kodak VCNA translator	TX0000390362	1979-12-17	Eastman Kodak Company
slope unit with the Kodak color negative
translator, model 3 or 4.

1276	Operator assistance cards.	TX0002423837	1988-10-07	Eastman Kodak Company

1277	Operator assistance cards : Kodak minilab	TX0002378092	1988-08-10	Eastman Kodak Company
system 50, printer/paper processor.

1278	Operator guide for Kodak create-a-print	TX0002601410	1989-06-08	Eastman Kodak Company
35mm enlargement center.

1279	Operator instructions for the Kodamatic	TX0001194334	1983-08-19	Eastman Kodak Company
17B processor when equipped with the
Kodamatic 17 replenishment conversion
assembly.

1280	Operator service manual for the Kodak	TX0001248625	1983-12-12	Eastman Kodak Company
Ektachem 400 analyzer and the Kodak
Ektachem 100 analyzer.

1281	Operator training manual for Kodak	TX0002786271	1990-04-09	Eastman Kodak Company
Reliant 800 microfilmer.

1282	Operator’s checklist for daily start-up of	TX0000072493	1978-04-10	Eastman Kodak Company
the Kodak Versamat film processor,
model 1140 series : [no.] Y-12A, Y-12B.

1283	Operator’s manual for Kodak	TX0002193261	1987-12-09	Eastman Kodak Company
DATASHOW system.

1284	Operator’s manual for Kodak Datashow	TX0002192560	1987-11-20	Eastman Kodak Company
system.

1285	Operator’s manual for the Kodak	TX0001614149	1985-07-17	Eastman Kodak Company
Ektachem 700 analyzer.

1286	Operator’s manual for the Kodak	TX0001630334	1985-07-17	Eastman Kodak Company
Ektachem DT60 analyzer.

1287	Operator’s manual for the Kodak	TX0000328410	1979-08-31	Eastman Kodak Company
Polymatic plate processor, model 30.

1288	Operator’s manual for the Kodak	TX0000602911	1980-12-04	Eastman Kodak Company
polymatic plate processor, model 48A.

1289	Operator’s manual for the Kodak startech	TX0000479271	1980-05-15	Eastman Kodak Company
processor, model 244 and model 244T.

1290	Operator’s manual for the Kodamatic 17B	TX0000751417	1981-07-21	Eastman Kodak Company
processor.

1291	Operator’s manual, Kodak readymatic	TX0000471688	1980-05-14	Eastman Kodak Company
processor model 420A : [pub. Pt. no.
637020].

1292	Pako 24-SQ processor.	TX0000149263	1978-11-13	Eastman Kodak Company

1293	Pakoral-G and super-G processor, models	TX0000149257	1978-11-13	Eastman Kodak Company
17-1, 17-1.5, 24-1, and 24-1.5.

1294	Panorama.	CSN0026859	1984	Eastman Kodak Company

1295	Panorama.	CSN0026859	1983	Eastman Kodak Company

1296	Panorama.	CSN0026859	1982	Eastman Kodak Company

1297	Panorama.	CSN0026859	1981	Eastman Kodak Company

1298	Panorama.	CSN0026859	1980	Eastman Kodak Company

1299	Panorama.	CSN0026859	1979	Eastman Kodak Company

1300	Panorama.	CSN0005827	1979	Eastman Kodak Company

1301	Panorama.	CSN0005827	1978	Eastman Kodak Company

1302	Panorama highlights.	TX0001474817	1984-12-21	Eastman Kodak Company

1303	Paper information from Kodak.	TX0002182867	1987-11-18	Eastman Kodak Company

1304	Parts list for the Kodamatic 17B	TX0000781669	1981-10-13	Eastman Kodak Company
processor.

1305	Pathways to color : Kodak publication no.	TX0000254142	1979-04-20	Eastman Kodak Company
E-11.

1306	Pattern 2305.	Vau000413412	1997-10-21	Eastman Kodak Company

1307	Pattern W610.	Vau000413414	1997-10-21	Eastman Kodak Company

1308	Pattern W610R.	Vau000413413	1997-10-21	Eastman Kodak Company

1309	People/ideas/quality products—Eastman	RE0000500141	1990-12-03	Eastman Kodak Company
Kodak’s Apparatus & optical division.

1310	Photo chemistry in black-and-white and	RE0000273646	1985-12-30	Eastman Kodak Company
color photography.

1311	Photo decor : a guide to the enjoyment of	TX0000137797	1978-10-31	Eastman Kodak Company
photographic art : publication no. O-22 /
written and designed by John Holland.

1312	Photo decor : a guide to the enjoyment of	TX0001130640	1983-05-19	Eastman Kodak Company
photographic art / written by John
Holland ; designed by Howlett-Bergner &
Holland.

1313	Photo decor : an idea book : [P3-200].	TX0000390366	1979-12-17	Eastman Kodak Company

1314	Photo explorations : [Kodak publication	TX0000515687	1980-06-23	Eastman Kodak Company
no. AT-16] / by Jack Biedermann.

1315	Photo information bulletin :	CSN0045050	1983	Eastman Kodak Company
consumer/professional & finishing
markets / Eastman Kodak Company.

1316	Photo information bulletin :	CSN0045050	1982	Eastman Kodak Company
consumer/professional & finishing
markets / Eastman Kodak Company.

1317	Photo topics and techniques / edited by	TX0000649318	1981-02-20	Amphoto & Eastman
	Eastman Kodak Company, Amphoto.			Kodak Company

1318	Photoengraving means business.	RE0000411316	1988-12-21	Eastman Kodak Company

1319	Photofabrication methods with Kodak	TX0000255382	1979-05-11	Eastman Kodak Company
photo resists : [Kodak publication no.] P-
246, [cat. No. 105-8338].

1320	Photographer’s children.	RE0000600949	1992-12-11	Eastman Kodak Company

1321	Photographic production of slides and	RE0000411276	1988-12-21	Eastman Kodak Company
filmstrips.

1322	Photographic retouching / written for	TX0002597642	1989-06-08	Eastman Kodak Company
Kodak by Vilia Reed.

1323	Photographing baby and child / edited by	TX0000093381	1978-03-16	Eastman Kodak Company
	George Hornby and the editors of			and Crown Publishers, Inc.
Eastman Kodak Company.

1324	Photographing people : a Kodak	TX0000649222	1981-03-04	Eastman Kodak Company
audiovisual slide presentation, AV-37.

1325	Photographing with automatic cameras /	TX0001009397	1982-10-07	Eastman Kodak Company
written for Kodak by Hubert C.
Birnbaum.

1326	Photographing your baby : tips for taking	TX0001462422	1984-11-19	Eastman Kodak Company
great pictures / by the editors of Eastman
Kodak Company.

1327	Photography & layout for reproduction :	TX0000150376	1978-11-13	Eastman Kodak Company
[no.] Q-74.

1328	Photography at work, a progress report	RE0000500175	1990-12-03	Eastman Kodak Company
(motion picture, 42 mins./1507’)

1329	Photography books from Kodak.	TX0001118302	1983-05-19	Eastman Kodak Company

1330	Photography books from Kodak.	TX0000751418	1981-07-21	Eastman Kodak Company

1331	Photography for the printer.	RE0000500167	1990-12-03	Eastman Kodak Company

1332	Photography from lightplanes and	TX0001587912	1985-06-17	Eastman Kodak Company
helicopters.

1333	Photography in the school. Vol. 62, no. 1,	RE0000500183	1990-12-03	Eastman Kodak Company
1962.

1334	Photography in the school. Vol. 62, no. 2,	RE0000500191	1990-12-03	Eastman Kodak Company
1962.

1335	Photography in the school. Vol. 62, no. 3,	RE0000500200	1990-12-03	Eastman Kodak Company
1962.

1336	Photography in the school. Vol. 63, no. 1,	RE0000549428	1991-11-12	Eastman Kodak Company
1963.

1337	Photography in the school. Vol. 63, no. 3,	RE0000549446	1991-11-12	Eastman Kodak Company
1963.

1338	Photography in your science fair project.	TX0001137146	1983-05-18	Eastman Kodak Company

1339	Photography through the microscope.	TX0002687030	1989-10-30	Eastman Kodak Company

1340	Photography through the microscope.	RE0000500156	1990-12-03	Eastman Kodak Company

1341	Photography through the microscope.	RE0000273643	1985-12-30	Eastman Kodak Company

1342	Photography through the microscope /	TX0000602909	1980-12-04	Eastman Kodak Company
[written, rev., or edited, with new photos.
By John Gustav Delly].

1343	Photolab design for professionals.	TX0002978634	1990-12-13	Eastman Kodak Company

1344	Photomacrography.	RE0000500155	1990-12-03	Eastman Kodak Company

1345	Photomacrography : mathematical	TX0000069169	1978-05-26	Eastman Kodak Company
analysis of magnification and depth of
detail : Kodak publication no. N-15.

1346	Photomicrography with Kodak	TX0000092963	1978-07-14	Eastman Kodak Company
Ektachrome professional films, process
E-6.

1347	Photoplotting desk reference.	TX0000661820	1981-03-26	Eastman Kodak Company

1348	Photoreproduction.	TX0000584745	1980-12-04	Eastman Kodak Company

1349	Phototypesetting with Kodak products /	TX0000661816	1981-03-26	Eastman Kodak Company
[edited by John F. Holtz].

1350	Physical characteristics of glass for	TX0001201595	1983-08-30	Eastman Kodak Company
Kodak photographic plates.

1351	Physical characteristics of Kodak	RE0000318822	1986-12-30	Eastman Kodak Company
polystyrene base films.

1352	Picture-taking around Rochester.	TX0001481864	1984-12-31	Eastman Kodak Company

1353	Picture-taking at the Fair for miniature	RE0000600925	1992-12-11	Eastman Kodak Company
and other advanced cameras.

1354	Picture-taking in northern California.	TX0000783107	1981-10-09	Eastman Kodak Company

1355	Picture-taking in southern California :	TX0001250602	1983-12-19	Eastman Kodak Company
photo tips, photo spots, photo fun.

1356	Picture-taking in southern California :	TX0000588339	1980-12-04	Eastman Kodak Company
photo tips, photo spots, photo fun.

1357	Picture-taking on Cape Cod and the	TX0000999169	1982-10-05	Eastman Kodak Company
Islands / [prepared as a public service by
Kodak].

1358	Picture-taking spots in Washington, D. C.	TX0000402837	1980-01-21	Eastman Kodak Company
/ map by Frank Solomon.

1359	Picture-tkaing [sic] in Florida.	TX0001477803	1984-12-21	Eastman Kodak Company

1360	Picture your teeth.	RE0000549423	1991-11-12	Eastman Kodak Company

1361	Pictures by existing light.	TX0002420471	1988-10-07	Eastman Kodak Company

1362	Picturing the times of your life / Don	TX0000554199	1980-09-23	Eastman Kodak Company
	Nibbelink [i.e. Don D. Nibbelink],			& American Photographic
	Monica Nibbelink ; edited for Eastern			Book Publishing
Kodak Company [by] Amphoto.

1363	Planet Peru : an aerial journey through a	VA0000530817	1991-12-03	Eastman Kodak Company
	timeless land / photos. By Marilyn			and Aperture Foundation,
	Bridges ; introd. By Fernando Belaunde			Inc. (employer for hire) on
	Terry ; historical commentary by John			editing & compilation
Hyslop ; afterword by Marilyn Bridges.

1364	Planning and producing visual aids.	RE0000500161	1990-12-03	Eastman Kodak Company

1365	Planning, taking your travel pictures.	RE0000552560	1991-11-12	Eastman Kodak Company

1366	Plate care, on and off press.	TX0000092960	1978-07-14	Eastman Kodak Company

1367	Plate cracking / in cooperation with Paul	TX0000106647	1978-09-15	Eastman Kodak Company
R. Josephson.

1368	Portrait : professional techniques and	TX0003584366	1993-09-20	Eastman Kodak Company
practices in portrait photography.

1369	Potential silver yield from Kodak	TX0000783115	1981-10-09	Eastman Kodak Company
photographic products.

1370	Potential silver yield from Kodak	TX0000510102	1980-05-27	Eastman Kodak Company
photographic products.

1371	Practical densitometry.	TX0002301924	1987-12-09	Eastman Kodak Company

1372	Preparing large color prints on Kodak	TX0000324330	1979-08-30	Eastman Kodak Company
Ektacolor 74 RC and 78 papers.

1373	Preparing large color transparencies for	TX0001023291	1982-11-15	Eastman Kodak Company
display.

1374	Preparing process C-41 solutions from	TX0000107689	1978-09-11	Eastman Kodak Company
Kodak Flexicolor A R chemicals
(concentrates) : [publication no.] Z-121F.

1375	Presenting yourself.	TX0003861274	1994-06-14	Eastman Kodak Company

1376	Presenting yourself / by Michael Kenny	TX0001070594	1983-02-09	Eastman Kodak Company
[i.e. Michael F. Kenny] for Eastman
Kodak Company.

1377	Preservation of photographs.	TX0000347928	1979-10-17	Eastman Kodak Company

1378	Prevention of contact dermatitis in	TX0000092961	1978-07-14	Eastman Kodak Company
photographic work.

1379	Principles of the Kodak x-omat	RE0000552565	1991-11-12	Eastman Kodak Company
processing system.

1380	Printer monitoring method for use with	TX0000093427	1978-08-07	Eastman Kodak Company
Kodak Ektachrome 2203 paper :
publication no. Z-123B.

1381	Printing and cutting notched film	TX0000073188	1978-06-12	Eastman Kodak Company
accessories : [no. P5-231].

1382	Printing color negatives.	TX0000107697	1978-09-11	Eastman Kodak Company

1383	Printing color negatives.	RE0000600930	1992-12-11	Eastman Kodak Company

1384	Printing color negatives.	RE0000317256	1986-12-30	Eastman Kodak Company

1385	Prizewinning photos—what makes them	TX0001010529	1982-10-07	Eastman Kodak Company
click : a Kodak audiovisual slide
presentation : AV-42.

1386	Process datafile : how to process Kodak	TX0002182860	1987-11-18	Eastman Kodak Company
Ektachrome 22 paper in Kodak rapid
color processors.

1387	Process datafile : small-tube or tray	TX0002182861	1987-11-18	Eastman Kodak Company
processing of Kodak Ektachrome 22
paper using Kodak Ektachrome R-3000
chemicals.

1388	Process E-6 action maze.	TX0000092967	1978-07-14	Eastman Kodak Company

1389	Process monitoring : monitoring and	TX0004061045	1995-05-19	Eastman Kodak Company
troubleshooting processes using Kodak
flexicolor chemicals : no. Z-131E2.

1390	Processing and process monitoring of	TX0000986218	1982-09-20	Eastman Kodak Company
Kodak black-and-white films.

1391	Processing chemicals and formulas.	RE0000552569	1991-11-12	Eastman Kodak Company

1392	Processing chemicals and formulas.	RE0000140574	1982-10-14	Eastman Kodak Company

1393	Processing Kodak Ektacolor paper in	TX0000214578	1979-02-27	Eastman Kodak Company
roller-transport processing machines
using Kodak Ektaprint 2 chemicals.

1394	Processing Kodak Ektacolor Plus and	TX0002182871	1987-11-18	Eastman Kodak Company
professional papers.

1395	Processing Kodak high resolution plates.	TX0000985548	1982-09-07	Eastman Kodak Company

1396	Processing Kodak Vericolor print film	TX0000282520	1979-05-11	Eastman Kodak Company
4111 (Estar thick base) in the Kodak
rapid color processor, model 30 or model
30A.

1397	Producing quality documents with	TX0002576714	1989-05-22	Eastman Kodak Company
KEEPS (Kodak Ektaprint electronic
publishing system) : a basic guide to
layout and typography.

1398	Producing quality microfilm for Kodak	TX0002576557	1989-05-22	Eastman Kodak Company
automated retrieval systems.

1399	Producing slides and filmstrips.	RE0000552568	1991-11-12	Eastman Kodak Company

1400	Production of X-rays.	RE0000600912	1992-12-11	Eastman Kodak Company

1401	Professional photographic illustration.	TX0002617538	1989-06-08	Eastman Kodak Company

1402	Professional photographic illustration	TX0000008235	1978-03-10	Eastman Kodak Company
techniques : Kodak publication no. O-16.

1403	Professional portrait techniques : [Kodak	TX0000522532	1980-06-23	Eastman Kodak Company
publication] O-4 / [Frank McLaughlin,
editor].

1404	“Professional” versus “amateur” Kodak	TX0000072489	1978-04-10	Eastman Kodak Company
Ektachrome camera films : the difference
between them!.

1405	Programmed course in logarithms.	RE0000411291	1988-12-21	Eastman Kodak Company

1406	Programmed course in the electronic data	RE0000500139	1990-12-03	Eastman Kodak Company
processing system.

1407	Programmed course on programmed	RE0000552567	1991-11-12	Eastman Kodak Company
instruction.

1408	Programmed course on programmed	RE0000500147	1990-12-03	Eastman Kodak Company
instruction.

1409	Quality assurance in dental radiography.	TX0002735888	1990-01-22	Eastman Kodak Company

1410	Quality control in the processing of	RE0000411284	1988-12-21	Eastman Kodak Company
Kodak Ektachrome film (process E3)

1411	Quality enlarging with Kodak B/W	TX0001020511	1982-11-15	Eastman Kodak Company
papers : art, technique, and science, a
Kodak data book.

1412	Quality in industry; motion picture.	RE0000500177	1990-12-03	Eastman Kodak Company

1413	Quality in photographic lenses.	RE0000140272	1982-10-14	Eastman Kodak Company

1414	Questions and answers about Kodak	TX0000073183	1978-06-12	Eastman Kodak Company
super 8 film cartridges.

1415	Questions and answers about Kodak	TX0001118327	1983-05-19	Eastman Kodak Company
super 8 movie films.

1416	Quick-look reference : Kodak black-&-	TX0000489006	1980-05-27	Eastman Kodak Company
white reversal motion picture films :
[Kodak publication no.] H-61.

1417	Quick-look reference : Kodak color	TX0000489007	1980-05-27	Eastman Kodak Company
reversal motion picture films : [Kodak
publication no.] H-60.

1418	Quick-look reference, Kodak color	TX0000391613	1979-10-26	Eastman Kodak Company
reversal motion picture films, sports :
[Kodak publication no. H-60].

1419	Radiation safety in dental radiography.	TX0002742177	1990-01-22	Eastman Kodak Company

1420	Radiation safety manual.	TX0004049145	1995-05-19	Eastman Kodak Company

1421	Radiografia y fotografia clinicas. Vol. 26,	RE0000411315	1988-12-21	Eastman Kodak Company
no. 1.

1422	Radiografia y fotografia clinicas. Vol. 26,	RE0000411311	1988-12-21	Eastman Kodak Company
no. 2.

1423	Radiografia y fotografia clinicas. Vol. 26,	RE0000411313	1988-12-21	Eastman Kodak Company
no. 3.

1424	Radiografia y fotografia clinicas. Vol. 28,	RE0000500187	1990-12-03	Eastman Kodak Company
no. 1, 1962.

1425	Radiografia y fotografia clinicas. Vol. 28,	RE0000500195	1990-12-03	Eastman Kodak Company
no. 2, 1962.

1426	Radiografia y fotografia clinicas. Vol. 28,	RE0000500205	1990-12-03	Eastman Kodak Company
no. 3, 1962.

1427	Radiografia y fotografia clinicas. Vol. 29,	RE0000549427	1991-11-12	Eastman Kodak Company
no. 1, 1963.

1428	Radiografia y fotografia clinicas. Vol. 29,	RE0000549440	1991-11-12	Eastman Kodak Company
no. 2, 1963.

1429	Radiografia y fotografia clinicas. Vol. 29,	RE0000549456	1991-11-12	Eastman Kodak Company
no. 3, 1963.

1430	Radiography in modern industry.	TX0000599323	1980-12-04	Eastman Kodak Company

1431	Radiography in modern industry.	RE0000273645	1985-12-30	Eastman Kodak Company

1432	Reciprocity data : Kodak color films.	TX0000321798	1979-08-30	Eastman Kodak Company

1433	Reciprocity data, Kodak color films.	TX0000092964	1978-07-14	Eastman Kodak Company

1434	Recovering silver from photographic	TX0000368581	1979-10-26	Eastman Kodak Company
materials.

1435	Reference chart for Kodak color reversal	TX0002206285	1987-12-09	Eastman Kodak Company
products.

1436	Reference guide using the Kodak	TX0002477484	1988-08-10	Eastman Kodak Company
colorwatch system in Technet quality
management software : ser. C.

1437	Reference information from Kodak.	TX0002419705	1988-10-07	Eastman Kodak Company

1438	Remote Ranger.	VA0000744298	1996-02-20	Eastman Kodak Company

1439	Research at Kodak.	RE0000500158	1990-12-03	Eastman Kodak Company

1440	Research magazine.	CSN0083195	1988	Eastman Kodak Company

1441	Retouching black-and-white negatives	TX0000214575	1979-02-27	Eastman Kodak Company
and prints.

1442	Retouching color negatives.	TX0002482530	1988-10-07	Eastman Kodak Company

1443	Retouching Ektachrome film	TX0000985790	1982-09-20	Eastman Kodak Company
transparencies : (process E-6).

1444	Retouching ektacolor prints.	RE0000552557	1991-11-12	Eastman Kodak Company

1445	Retouching Ektacolor prints : contains	TX0000214569	1979-02-27	Eastman Kodak Company
new information on how to use Kodak
retouching colors for spotting color
prints.

1446	Retouching Kodak color negatives.	RE0000552586	1991-11-12	Eastman Kodak Company

1447	Retouching Kodak Ektacolor negatives.	RE0000185709	1983-12-12	Eastman Kodak Company

1448	Retouching prints on Kodak Ektacolor	TX0002729941	1989-10-13	Eastman Kodak Company
and Ektachrome papers.

1449	Retouching type C color prints.	RE0000317257	1986-12-30	Eastman Kodak Company

1450	Reverse-text slides.	TX0000783114	1981-10-09	Eastman Kodak Company

1451	Reverse-text slides.	TX0000401557	1980-01-21	Eastman Kodak Company

1452	Reversing optics for lateral reversal.	TX0000513990	1980-06-23	Eastman Kodak Company

1453	Revised information on color correction	RE0000552584	1991-11-12	Eastman Kodak Company
with Kodak tri-mask film.

1454	[Revision & PVAC series 3]	TX0002189483	1987-11-18	Eastman Kodak Company

1455	Revision to the Kodak 312 color printer :	TX0002182855	1987-11-18	Eastman Kodak Company
DPC/DPCU, ser. 1.

1456	Roller-transport processing of Kodak	TX0000107690	1978-09-11	Eastman Kodak Company
Ektachrome films, process E-6 :
[publication no.] Z-119B.

1457	Safe handling of photographic chemicals.	TX0000324331	1979-08-30	Eastman Kodak Company

1458	Salute to the tall ships.	RE0000641112	1993-11-08	Eastman Kodak Company

1459	Sample sequence from a program in	RE0000411292	1988-12-21	Eastman Kodak Company
economics.

1460	Sample sequence from a program in	RE0000411293	1988-12-21	Eastman Kodak Company
human motivation.

1461	Sample sequence from a program on	RE0000411298	1988-12-21	Eastman Kodak Company
industrial relations.

1462	Scanners : using Kodak Ektachrome and	TX0000669544	1981-03-26	Eastman Kodak Company
Kodachrome film transparencies on color
scanners.

1463	Schlieren photography.	RE0000411279	1988-12-21	Eastman Kodak Company

1464	Scientific imaging with Kodak films and	TX0002378191	1988-08-10	Eastman Kodak Company
plates.

1465	Scientific publications / from Eastman	CSN0031212	1979	Eastman Kodak Company
Kodak Laboratories.

1466	Scientific publications from Eastman	TX0000106649	1978-09-15	Eastman Kodak Company
Kodak laboratories : sections 1-4, 1976.

1467	Selected bibliography on photography for	TX0000118797	1978-05-05	Eastman Kodak Company
law enforcement agencies : [Kodak pub.
No. M-46].

1468	Selected bibliography on photography for	TX0000254146	1979-04-20	Eastman Kodak Company
law enforcement agencies : [Kodak
publication no. M-46].

1469	Selected special order (S O) products list	TX0000214567	1979-02-27	Eastman Kodak Company
for Professional and Finishing Markets
Division.

1470	Seminar in print : analytical methods for	TX0000713069	1981-06-23	Eastman Kodak Company
testing Kodak products for
microelectronics.

1471	Seminar in print IV : relationship between	TX0000584744	1980-12-04	Eastman Kodak Company
micro and macro reproduction
characteristics of Kodak high resolution
plates.

1472	Seminars in print III : analytical	TX0000471684	1980-05-14	Eastman Kodak Company
specifications for Kodak micro positive
developer 809.

1473	Sequence from a programmed course in	RE0000448934	1989-11-29	Eastman Kodak Company
photography.

1474	Service manual for the Kodak ektagraphic	TX0001028505	1982-11-22	Eastman Kodak Company
III projectors, autofocus models.

1475	Service manual Kodak X-OMAT	RE0000448935	1989-11-29	Eastman Kodak Company
processor model M3.

1476	Setting up and balancing.	TX0002182868	1987-11-18	Eastman Kodak Company

1477	Setup and balancing the Kodak 2610	TX0000368572	1979-10-31	Eastman Kodak Company
color printer using the Kodak 2610
program tape, series 7.

1478	Setup and balancing : the Kodak 2610	TX0000072480	1978-04-10	Eastman Kodak Company
color printer using the series 6 program
tape : March 1978.

1479	Setup and balancing the Kodak 2620D	TX0000137792	1978-10-31	Eastman Kodak Company
color printer.

1480	Setup and balancing the Kodak MC-5,	TX0000093428	1978-08-07	Eastman Kodak Company
MC-8 & MC-11 digital color printers :
[publication pt. no. 638872].

1481	Setup and balancing : the Kodak MC-5,	TX0000368595	1979-10-26	Eastman Kodak Company
MC-8 & MC-11 digital color printers
using the Kodak MC program tape series
2.

1482	Setup and balancing : the Kodak printer	TX0000192369	1978-10-31	Eastman Kodak Company
models S-5 and B-K series.

1483	Shipboard holiday.	RE0000600950	1992-12-11	Eastman Kodak Company

1484	Silver masking of transparencies with	TX0000604410	1980-12-04	Eastman Kodak Company
three-aim-point control.

1485	Silver recovery efficiency from Kodak	TX0000107692	1978-09-11	Eastman Kodak Company
Ektaprint 2 bleach-fix using the Kodak
chemical recovery cartridge, type 1-P.

1486	Silver recovery with the Kodak chemical	TX0000479267	1980-05-15	Eastman Kodak Company
recovery cartridge, type 3.

1487	Silver recovery with the Kodak chemical	TX0000401563	1980-01-21	Eastman Kodak Company
recovery cartridge, type P.

1488	Simple copying techniques with a Kodak	TX0000136127	1978-10-16	Eastman Kodak Company
Ektagraphic Visualmaker : [pamphlet no.]
S-40.

1489	Site preparations : Kodak disc film	TX0001118303	1983-05-19	Eastman Kodak Company
processor, model 200E.

1490	Site preparations, Kodak Disc opener	TX0001118333	1983-05-19	Eastman Kodak Company
workcenter, Kodak Disc dispenser,
Kodak Disc dispenser viewer, Kodak
Disc film cleaner, Kodak Disc reorder
workcenter.

1491	Site preparations, Kodak disc printing	TX0001131012	1983-05-19	Eastman Kodak Company
attachment, models 7, 11, and 15, on the
Kodak S and M C digital color printers.

1492	Slides : planning and producing slide	TX0001474819	1984-12-21	Eastman Kodak Company
programs / written for Kodak by Ann
Bishop.

1493	Snapshots at the Fair with fixed-focus and	RE0000600926	1992-12-11	Eastman Kodak Company
other simple cameras.

1494	Software interface manual : Kodak IMT-	TX0002192563	1987-11-20	Eastman Kodak Company
200, IMT-250, and IMT-350 microimage
terminals.

1495	Some differences between Kodak	TX0000681781	1981-03-26	Eastman Kodak Company
Ektagraphic and Kodak Carousel slide
projectors.

1496	Sound : magnetic sound recording for	TX0000014321	1978-02-24	Eastman Kodak Company
motion pictures : [Kodak publication no.]
S-75 / text written for Kodak by Raul
DaSilva.

1497	Sound recording with magnetic tape.	RE0000552578	1991-11-12	Eastman Kodak Company

1498	Sound recording with magnetic tape.	RE0000500151	1990-12-03	Eastman Kodak Company

1499	Sources of motion picture services and	TX0000649224	1981-03-04	Eastman Kodak Company
equipment : 16 mm, 8 mm, and super 8.

1500	Special filters from Kodak for technical	TX0000751420	1981-07-21	Eastman Kodak Company
applications.

1501	Spectrum in graphic arts photography : a	TX0000401555	1980-01-21	Eastman Kodak Company
primer in light and sensitivity.

1502	Speechmaking, more than words alone.	TX0000471685	1980-05-14	Eastman Kodak Company

1503	Speechmaking, more than words alone :	TX0000258465	1979-05-11	Eastman Kodak Company
Kodak publication no. S-25.

1504	Spinal cord arteries / P. Lasjaunias.	TX0003012064	1991-03-01	Eastman Kodak Company

1505	SPR contact / Professional and Finishing	CSN0022857	1979	Eastman Kodak Company
Markets Division.

1506	Stabilization with Kodak Ektamatic	TX0000513993	1980-06-23	Eastman Kodak Company
products.

1507	Stabilization with Kodak Ektamatic	TX0000072483	1978-07-24	Eastman Kodak Company
products : [no.] G-25.

1508	Staffer’s guide to fall P M A convention.	TX0000137970	1978-10-31	Eastman Kodak Company

1509	Staffer’s guide to Kodak equipment : for	TX0000228550	1979-03-26	Eastman Kodak Company
Kodak personnel only.

1510	Stay this moment : the photographs of	TX0003105023	1991-02-26	Thomasson-Grant, Inc.,
	Sam Abell / introd. By Robert E. Gilka.			and Eastman Kodak
Company on editorial work
& photo. Selec

1511	Storage and care of Kodak color	TX0000999486	1982-10-05	Eastman Kodak Company
materials.

1512	Storage and care of Kodak color materials	TX0000669543	1981-03-26	Eastman Kodak Company
: [Kodak pamphlet no. E. 30].

1513	Storage and care of Kodak films.	TX0000092956	1978-07-14	Eastman Kodak Company

1514	Storage and care of Kodak films and	TX0002212439	1987-12-03	Eastman Kodak Company
papers—before and after processing.

1515	Studio techniques for portrait	RE0000448931	1989-11-29	Eastman Kodak Company
photography.

1516	Stylelite pocket.	TX0002189340	1987-11-18	Eastman Kodak Company

1517	Successful panoramic radiography.	TX0002728462	1990-01-22	Eastman Kodak Company

1518	Suggested procedures for adding Tenox II	RE0000035945	1979-10-26	Eastman Kodak Company
to frying oils. By Tennessee Eastman
Company.

1519	Supervisory decisions action maze /	TX0000040337	1978-05-05	Eastman Kodak Company
Donald J. Weiland.

1520	Supplement for Kodak 135 printing	TX0000118798	1978-09-25	Eastman Kodak Company
attachment 2610 : modification no. 3 :
[pub. Pt. no. 638919].

1521	Supplement setup and balancing the	TX0000390355	1979-12-17	Eastman Kodak Company
Kodak MC-5, MC-8 & MC-11 digital
color printers using the Kodak MC
program tape, series 2.

1522	Supplement to Installing and maintaining	TX0000136124	1978-10-16	Eastman Kodak Company
the Kodak projection pick-up, model IR.

1523	Supplement to Kodak color exposure	TX0000321792	1979-08-31	Eastman Kodak Company
strips (C110, C126, or C135).

1524	Supplement to Kodak color exposure	TX0000324329	1979-08-30	Eastman Kodak Company
strips (C110, C126, or C153).

1525	Supplement to Kodak minilab system 25.	TX0002189492	1987-11-18	Eastman Kodak Company

1526	Supplement to Kodak photosensitive	RE0000600931	1992-12-11	Eastman Kodak Company
resists for industry.

1527	Supplement to Kodak photosensitive	RE0000600920	1992-12-11	Eastman Kodak Company
resists for industry.

1528	Supplement to maintaining the Kodak V	TX0000266567	1979-06-07	Eastman Kodak Company
C B lamphouse model S/B K using the
Kodak 2610 dual intensity printing
assembly : publication pt. no. 637171.

1529	Supplement to Operating the Kodak color	TX0000137790	1978-10-31	Eastman Kodak Company
printer model 5S-5.

1530	Supplement to operating the Kodak MC-	TX0000266564	1979-06-07	Eastman Kodak Company
5, MC-8, and MC-11 digital color printers
using the Kodak M C program tape,
series 2 : publication pt. no. 637170.

1531	Supplement to operating the Kodak	TX0002501247	198 1978-10-31 9-	Eastman Kodak Company
	printer/paper processor, system 20 (four-		02-03
inch paper) with series 2 software.

1532	Supplement to Operating the Kodak rapid	TX0000137788	1978-10-31	Eastman Kodak Company
print cutter model SR-5.

1533	Supplement to Operating the Kodak roll	TX0000137789	1978-10-31	Eastman Kodak Company
paper printer model 5B-K.

1534	Supplement to operating the Kodak	TX0000069173	1978-05-26	Eastman Kodak Company
Versamat film processor models 11C-L,
11C- M, and 11C-MG.

1535	Supplement to setup and balancing the	TX0000223221	1979-03-26	Eastman Kodak Company
Kodak 2610 color printer using the Series
7 program tape.

1536	Supplement to Setup and balancing the	TX0000149260	1978-11-13	Eastman Kodak Company
Kodak MC-5, MC-8, and MC-11 digital
color printers.

1537	Supplement to Setup and balancing the	TX0000321069	1979-07-23	Eastman Kodak Company
Kodak MC-5, MC-8, and MC-11 digital
color printers using the Kodak MC
program tape, series 2.

1538	Supplement to the Kodak professional	TX0002205791	1987-12-03	Eastman Kodak Company
multi printer.

1539	Supplement to the Operator’s manual for	TX0001017288	1982-11-15	Eastman Kodak Company
the Kodak polymatic plate processor,
model 30, new developer container and
probe assembly.

1540	Supplement to using the Kodak MC	TX0000321799	1979-08-30	Eastman Kodak Company
diagnostic tape : series A.

1541	Supplement to Using the Kodak MC	TX0000255379	1979-05-11	Eastman Kodak Company
diagnostic tape series A : pub. Pt. no.
637169.

1542	Supplement to Using the Kodak rapid	TX0000214564	1979-02-27	Eastman Kodak Company
paper splicer 2610/2620.

1543	Supplementary operating notes for the	TX0000471707	1980-05-14	Eastman Kodak Company
Kodak Polymatic plate processor, model
48A, modified for use with Kodak
Polymatic LP developer (machine),
Kodak Polymatic LP developer
replenisher (machine), and Kodak
Polymatic plate finisher.

1544	Survey of motion picture, still	CSN0042882	1982	Eastman Kodak Company
photography, and graphic arts instruction
: in American and Canadian colleges,
universities, technical institutes, and
schools of photography / by John Mercer.

1545	System administrator’s/operator’s guide	TX0001614150	1985-07-17	Eastman Kodak Company
for the Kodak Kar information systems.

1546	Tall ships.	RE0000600951	1992-12-11	Eastman Kodak Company

1547	Teacher’s guide to composition.	TX0000069170	1978-05-26	Eastman Kodak Company

1548	Teaching tips from Kodak teachers! : 275	TX0000401554	1980-01-21	Eastman Kodak Company
plus! Proven ways to use photography in
the classroom.

1549	Teaching unit of characteristics of	RE0000549417	1991-11-12	Eastman Kodak Company
electromagnetic radiation.

1550	Teaching unit on generation of	RE0000549418	1963-07-01	Eastman Kodak Company
electromagnetic radiation.

1551	Teaching unit on the electromagnetic	RE0000549416	1991-11-12	Eastman Kodak Company
spectrum.

1552	Tech Data, Kodak printing products,	TX0001644725	1985-08-12	Eastman Kodak Company
fountain solution control.

1553	Tech data : Kodak printing products TD-	TX0000223215	1979-01-12	Eastman Kodak Company
8[—TD-9].

1554	TECHNET quality management module,	TX0002378175	1988-08-10	Eastman Kodak Company
series A 3.00, internegative film printing :
reference guide.

1555	TECHNET quality management software	TX0003487222	1987-11-23	Eastman Kodak Company
series A 1.00 : temporary manual.

1556	TECHNET quality management software,	TX0002332809	1987-12-09	Eastman Kodak Company
series A 1.10 : v. 2.

1557	TECHNET quality management software,	TX0002182878	1987-11-18	Eastman Kodak Company
series A 2.00 : v. 1.

1558	TECHNET quality management software	TX0002182877	1987-11-18	Eastman Kodak Company
series C 1.00 : reference guide.

1559	TECHNET quality management software	TX0002595818	1989-02-03	Eastman Kodak Company
series XT.

1560	TECHNET quality management software	TX0003487227	1987-11-23	Eastman Kodak Company
series XT 1.00 : temporary manual.

1561	Technic for dental radiography in general	RE0000600914	1992-12-11	Eastman Kodak Company
practice.

1562	Technical sales representatives.	CSN0023327	1979	Eastman Kodak Company

1563	Techniques for making professional	TX0000783110	1981-10-09	Eastman Kodak Company
prints on Kodak Ektachrome papers.

1564	Techniques for preparing Kodak P M T	TX0000401429	1980-01-21	Eastman Kodak Company
litho plates.

1565	Techniques : information from Kodak.	TX0002182873	1987-11-18	Eastman Kodak Company

1566	Techniques information from Kodak :	TX0002312167	1987-12-09	Eastman Kodak Company
backlit displays with Kodak materials.

1567	Techniques—information from Kodak :	TX0001481871	1984-12-31	Eastman Kodak Company
the A B C’s of toning.

1568	Techniques : information from Kodak :	TX0002723102	1989-12-29	Eastman Kodak Company
toning Kodak black-and-white materials.

1569	Techniques of microphotography.	RE0000552562	1991-11-12	Eastman Kodak Company

1570	Tenamenes. By Tennessee Eastman	RE0000035946	1979-10-26	Eastman Kodak Company
Company.

1571	Tenite cellulosic plastics : acetate,	TX0000269245	1978-12-21	Eastman Kodak Company
butyrate, propionate : properties and
reference data : [publication no. PC-12B].

1572	Tenox for longer “fresh” life of peanuts	RE0000035943	1979-10-26	Eastman Kodak Company
and pecans. By Tennessee Eastman
Company.

1573	Tenox stabilized frying oil plus Tenox	RE0000035947	1979-10-26	Eastman Kodak Company
treated salt. By Tennessee Eastman
Company.

1574	Tentative data release, Kodak Ektacolor	TX0000118796	1978-05-05	Eastman Kodak Company
74 Duratrans print material : S O-103 :
[Kodak pub. No. E-41].

1575	Texas Eastman news : [a newspaper for	CSN0007753	1978	Eastman Kodak Company,
	the people of Texas Eastman,			Texas Eastman Company
	manufacturer of plastics and chemicals] /			Division
editor, Don Millsap.

1576	Texas Eastman news : [a newspaper for	CSN0007753	1977	Eastman Kodak Company,
	the people of Texas Eastman,			Texas Eastman Company
	manufacturer of plastics and chemicals] /			Division
editor, Don Millsap.

1577	Thermal recording and infrared	TX0000255377	1979-05-11	Eastman Kodak Company
photography of hot objects : [Kodak
publication no.] P-570.

1578	This is America in pictures.	RE0000230802	1984-12-24	Eastman Kodak Company

1579	Three Kodak films for surveillance	TX0000602906	1980-12-04	Eastman Kodak Company
photography.

1580	Tips for the photographer testifying in	TX0000118795	1978-05-05	Eastman Kodak Company
court : [Kodak pub. No. M-16].

1581	Tips net results : news from the Kodak	CSN0045623	1982	Eastman Kodak Company
technical assitance network.

1582	TIPS : technical information for	CSN0035399	1984	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

1583	TIPS : technical information for	CSN0035399	1983	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

1584	TIPS : technical information for	CSN0035399	1982	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

1585	TIPS : technical information for	CSN0035399	1981	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

1586	TIPS : technical information for	CSN0035399	1980	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

1587	TIPS : technical information for	CSN0035399	1987	Eastman Kodak Company
photographic systems / Professional
Photography Division.

1588	TIPS : technical information for	CSN0035399	1986	Eastman Kodak Company
photographic systems / Professional
Photography Division.

1589	To create a photograph.	TX0002182885	1987-11-18	Eastman Kodak Company

1590	Triumph of Lester Snapwell.	RE0000549421	1991-11-12	Eastman Kodak Company

1591	TSR newsletter / Professional and	CSN0018794	1979	Eastman Kodak Company
Finishing Markets Division.

1592	TSR technical reference guide.	TX0002513605	1989-02-03	Eastman Kodak Company

1593	TSRunner / Robert A. LeBlanc.	CSN0045658	1982	Eastman Kodak Company

1594	Understanding graininess and granularity.	TX0000484587	1980-05-27	Eastman Kodak Company

1595	Updating high-speed printer option for	TX0002805016	1989-10-30	Eastman Kodak Company
Technet qualtiy management software
series A 1.10.

1596	Updating TECHNET quality management	TX0002193259	1987-12-09	Eastman Kodak Company
software, from series A 1.00 to series A
1.10.

1597	Updating TECHNET quality management	TX0002182880	1987-11-18	Eastman Kodak Company
software, from series A 2.00 to series A
3.00.

1598	Updating Technet quality management	TX0002646402	1989-08-04	Eastman Kodak Company
software : from series XT 2.20 to series
XT 3.00.

1599	Use of Kodak materials for laminated	RE0000317260	1986-12-30	Eastman Kodak Company
identification photographs in color.

1600	Use of Kodak PMT paper plate fixer MX-	TX0000214566	1979-02-27	Eastman Kodak Company
1102 with the Kodak PMT paper litho
plate.

1601	Use of Kodak Polymatic L P developer	TX0000266563	1979-06-07	Eastman Kodak Company
(hand), MX 854-5 : data release, Kodak
publication no. Q-220-DR-1.

1602	Use of water in photographic processing.	TX0002478317	1988-10-07	Eastman Kodak Company

1603	Use of water in photographic processing.	TX0000092959	1978-07-14	Eastman Kodak Company

1604	Use the C C P R for the good look :	TX0000072479	1978-07-24	Eastman Kodak Company
Kodak 2610 color printers.

1605	Use the C C P R for the good look :	TX0000478015	1980-05-15	Eastman Kodak Company
Kodak 2610 color printers, series 6 tape
on Kodak Ektacolor 78 paper.

1606	Use the C C P R for the good look :	TX0000478013	1980-05-15	Eastman Kodak Company
Kodak 2610 color printers using series 7
tape on Kodak Ektacolor 78 paper.

1607	Use the C C P R for the good look :	TX0000402343	1979-10-26	Eastman Kodak Company
Kodak 2610 color printers using series 7
tape on Kodak Ektacolor 78 paper : ser. 7.

1608	Use the C C P R for the good look, Kodak	TX0000136122	1978-10-16	Eastman Kodak Company
M C digital color printer, for
photofinishing applications on Kodak
Ektacolor 74 R C paper.

1609	Use the C C P R for the good look, Kodak	TX0000478016	1980-05-15	Eastman Kodak Company
M C digital color printer for
photofinishing applications on Kodak
Ektacolor 78 paper.

1610	Use the C C P R for the good look, Kodak	TX0000478014	1980-05-15	Eastman Kodak Company
S-series and 2620 color printers.

1611	Use the C C P R for the good look :	TX0000137969	1978-10-31	Eastman Kodak Company
Kodak S-series and 2620 color printers.

1612	Use the CCPR for the good look : Kodak	TX0000254139	1979-04-20	Eastman Kodak Company
2610 color printers.

1613	Use the CCPR for the good look, Kodak	TX0000255564	1979-05-11	Eastman Kodak Company
MC digital color printer for
photofinishing applications on Kodak
Ektacolor 74 RC paper and Kodak
Ektacolor 78 paper.

1614	Use the CCPR for the good look, Kodak	TX0000255563	1979-05-11	Eastman Kodak Company
S-series and 2620 color printers.

1615	Use the CCRP for the good look : Kodak	TX0000168449	1978-12-26	Eastman Kodak Company
MC digital color printer.

1616	Using a Kodak Vericolor II commercial	TX0000967566	1982-09-07	Eastman Kodak Company
film, type S.

1617	Using filters / by the editors of Eastman	TX0000993187	1982-09-20	Eastman Kodak Company
Kodak Company.

1618	Using flash effectively.	TX0001300306	1984-03-02	Eastman Kodak Company

1619	Using Kodak chemicals, process E-6.	TX0003861929	1994-06-14	Eastman Kodak Company

1620	Using Kodak chemicals : process E-6.	TX0002673186	1989-10-30	Eastman Kodak Company

1621	Using Kodak Ektacolor RA chemicals.	TX0002483022	1988-10-07	Eastman Kodak Company

1622	Using Kodak Ektaprint 2 bleach-fix and	TX0000137793	1978-10-31	Eastman Kodak Company
replenisher N R in continuous color print
processors.

1623	Using Kodak Ektaprint 2 bleach-fix and	TX0000323959	1979-08-30	Eastman Kodak Company
replenisher N R in continuous color print
processors : Z-122G.

1624	Using Kodak Ektaprint 2 bleach-fix and	TX0000485582	1980-05-27	Eastman Kodak Company
replenisher N T in continuous color print
processors : (includes the low-flow wash
option).

1625	Using Kodak Ektaprint 2 bleach-fix and	TX0000390352	1979-12-17	Eastman Kodak Company
replenisher NR in continuous color print
processors : [publication no.] Z-122G.

1626	Using Kodak Ektaprint 2 chemicals.	TX0002675768	1989-10-30	Eastman Kodak Company

1627	Using Kodak Ektaprint 2 chemicals.	TX0001194037	1983-08-29	Eastman Kodak Company

1628	Using Kodak Ektaprint 2 chemicals :	TX0000515688	1980-06-23	Eastman Kodak Company
Kodak publication no. Z-122.

1629	Using Kodak Ektaprint R-100 chemicals	TX0000993185	1982-09-07	Eastman Kodak Company
(and Ektachrome 14 paper).

1630	Using Kodak Ektaprint R-100 chemicals :	TX0000014324	1978-03-02	Eastman Kodak Company
Kodak publication no. Z-123.

1631	Using Kodak matrix film/4150 to make	TX0003012062	1991-03-01	Eastman Kodak Company
dye transfer prints from color negatives.

1632	Using Kodak splice print count reader.	TX0002189336	1987-11-18	Eastman Kodak Company

1633	Using Kodak Vericolor films in the	TX0000783113	1981-10-09	Eastman Kodak Company
laboratory.

1634	Using Kodak Vericolor III professional	TX0001129694	1983-05-19	Eastman Kodak Company
film, type S.

1635	Using process C-41.	TX0001481867	1984-12-31	Eastman Kodak Company

1636	Using process C-41.	TX0001118470	1983-05-19	Eastman Kodak Company

1637	Using process E-6.	TX0001148976	1983-05-19	Eastman Kodak Company

1638	Using process E-6.	TX0000072497	1978-06-29	Eastman Kodak Company

1639	Using process EM-26.	TX0001148970	1983-05-18	Eastman Kodak Company

1640	Using Technet.	TX0000721440	1981-06-23	Eastman Kodak Company

1641	Using Technet center.	TX0001118350	1983-05-19	Eastman Kodak Company

1642	Using Technet center.	TX0001023289	1982-11-15	Eastman Kodak Company

1643	Using the analyzer response plaque TL-	TX0000214579	1979-02-27	Eastman Kodak Company
2608.

1644	Using the Kodacolor 400 control negative	TX0000168448	1978-12-26	Eastman Kodak Company
set (size 120).

1645	Using the Kodacolor 400 standard	TX0000321801	1979-08-30	Eastman Kodak Company
negative (size 120).

1646	Using the Kodacolor II setup patch	TX0000107691	1978-09-11	Eastman Kodak Company
(black-bound).

1647	Using the Kodak 110 negative holder	TX0000368587	1979-10-26	Eastman Kodak Company
assembly, part number 537533.

1648	Using the Kodak 110 negative printing	TX0000401553	1980-01-21	Eastman Kodak Company
kit, Model 5S/5B-K/8S.

1649	Using the Kodak 312 graphics printing	TX0002118787	1987-07-23	Eastman Kodak Company
attachments.

1650	Using the Kodak 5S roll paper magazine.	TX0000519931	1980-08-04	Eastman Kodak Company

1651	Using the Kodak balancing filter	TX0000328409	1979-08-31	Eastman Kodak Company
assembly 2610.

1652	Using the Kodak densitometer, model 1.	TX0002206305	1987-12-09	Eastman Kodak Company

1653	Using the Kodak densitometer, model 2.	TX0002182874	1987-11-18	Eastman Kodak Company

1654	Using the Kodak Ektachrome color	TX0002189297	1987-11-18	Eastman Kodak Company
copier, model 11.

1655	Using the Kodak Ektachrome color	TX0002182870	1987-11-18	Eastman Kodak Company
copier, model 18.

1656	Using the Kodak Ektachrome color copier	TX0002189293	1987-11-18	Eastman Kodak Company
slide attachment, model 18.

1657	Using the Kodak electrical counter,	TX0000254143	1979-04-20	Eastman Kodak Company
model 1.

1658	Using the Kodak electrolytic silver	TX0002189294	1987-11-18	Eastman Kodak Company
recovery unit, model M L.

1659	Using the Kodak electrolytic silver	TX0002577621	1989-05-22	Eastman Kodak Company
recovery unit Model ML.

1660	Using the Kodak greeting card accessory	TX0002400498	1988-08-15	Eastman Kodak Company
system 50.

1661	Using the Kodak instant film back.	TX0000168440	1978-12-26	Eastman Kodak Company

1662	Using the Kodak instant film back : pub.	TX0000324499	1979-08-31	Eastman Kodak Company
Pt. no. 633431.

1663	Using the Kodak lens assembly, system	TX0002378124	1988-08-10	Eastman Kodak Company
25.

1664	Using the Kodak lens assembly system	TX0002370378	1988-08-15	Eastman Kodak Company
50/four up (ID) cat no. 151 1633, the
Kodak lens assembly system 50/two-up
(wallet) cat no. 173 1645, the Kodak lens
assembly, system 50/two-up (passport)
cat no. 141 9909.

1665	Using the Kodak M L 135 film extractor,	TX0002189299	1987-11-18	Eastman Kodak Company
model A.

1666	Using the Kodak MC diagnostic tape	TX0000223232	1979-03-26	Eastman Kodak Company
series A.

1667	Using the Kodak ML 135 negative	TX0002378125	1988-08-10	Eastman Kodak Company
sleever, model SA.

1668	Using the Kodak pricing unit system 25.	TX0002189337	1987-11-18	Eastman Kodak Company

1669	Using the Kodak pricing unit system 50.	TX0002400495	1988-08-15	Eastman Kodak Company

1670	Using the Kodak print marker, model 5.	TX0000513991	1980-06-23	Eastman Kodak Company

1671	Using the Kodak printer control set	TX0000368568	1979-10-31	Eastman Kodak Company
(C110) or (C126) or (C135).

1672	Using the Kodak rapid paper splicer	TX0000149262	1978-11-13	Eastman Kodak Company
2610/2620.

1673	Using the Kodak universal negative	TX0002182859	1987-11-18	Eastman Kodak Company
sleever, model SA.

1674	Using the Kodak V C N A color negative	TX0000321794	1979-08-31	Eastman Kodak Company
translator : model 4.

1675	Using the Kodak Vericolor II printer	TX0000168447	1978-12-26	Eastman Kodak Company
control negative set (size 120).

1676	Using the Kodak video color negative	TX0000254145	1979-04-20	Eastman Kodak Company
analyzer, model 2.

1677	Using the Kodak video color negative	TX0000507736	1980-05-14	Eastman Kodak Company
analyzer model 3.

1678	Using the replacement thermostat for the	TX0000073184	1978-06-12	Eastman Kodak Company
Kodak slide mounting press model 2.

1679	Using your autofocus 35mm camera.	TX0003017214	1990-12-13	Eastman Kodak Company

1680	Using your Kodak CRT digital color	TX0003861923	1994-06-14	Eastman Kodak Company
printer : pt. no. 967586.

1681	Ventilation and design considerations for	TX0000669546	1981-03-26	Eastman Kodak Company
Kodak toner MX 1112 and Kodak toner
MX 1125.

1682	Video tape, artifacts and defects : a	TX0001519897	1984-12-21	Eastman Kodak Company
troubleshooting guide.

1683	Visual troubleshooting of process E-6.	TX0002189296	1987-11-18	Eastman Kodak Company

1684	Welcome to Kodak.	RE0000317066	1986-12-30	Eastman Kodak Company

1685	Welcome to Kodak.	RE0000273638	1985-12-30	Eastman Kodak Company

1686	What the U S P interim revision does to	RE0000317255	1986-12-30	Eastman Kodak Company
vitamin A assay.

1687	What to do about it; motion picture.	RE0000500178	1990-12-03	Eastman Kodak Company

1688	Winning pictures : 100 ideas for	TX0002546822	1989-02-03	Eastman Kodak Company
outstanding photographs / written for
Kodak by Jeff Wignall.

1689	World of animation / [text written for	TX0000368571	1979-10-31	Eastman Kodak Company
Kodak by Raul DaSilva].

1690	X-rays in dentistry.	RE0000600919	1992-12-11	Eastman Kodak Company

1691	Your films have met their match.	TX0002189339	1987-11-18	Eastman Kodak Company

1692	Your programs from Kodak . : audio-	CSN0014730	1978	Eastman Kodak Company
visual library distribution.

1693	Your programs from Kodak . : [catalog].	CSN0014730	1985	Eastman Kodak Company

1694	Your programs from Kodak . : [catalog].	CSN0014730	1983	Eastman Kodak Company

1695	Your programs from Kodak . : [catalog].	CSN0014730	1979	Eastman Kodak Company

1696	Your wedding (one day)	RE0000549424	1991-11-12	Eastman Kodak Company

1697	You’re on the team.	RE0000230801	1984-12-24	Eastman Kodak Company

1698	You’re the director.	RE0000600928	1992-12-11	Eastman Kodak Company

1699	You’re the director.	RE0000500172	1990-12-03	Eastman Kodak Company

1700	Aerial photo log.	TX0000008223	1978-03-10	Eastman Kodak Company

1701	Aerial photo log.	TX0000120429	1978-09-11	Eastman Kodak Company

1702	Aerial photo log.	TX0000117027	1978-09-11	Eastman Kodak Company

1703	Aerial photo log.	TX0000117026	1978-09-11	Eastman Kodak Company

1704	Aerial photo log.	TX0000042041	1978-04-17	Eastman Kodak Company

1705	Aerial photo log.	TX0000076858	1978-04-10	Eastman Kodak Company

1706	Aerial photo log.	TX0000117024	1978-09-11	Eastman Kodak Company

1707	Aerial photo log.	TX0000117025	1978-09-11	Eastman Kodak Company

1708	Audiovisual notes from Kodak.	TX0000985543	1982-09-07	Eastman Kodak Company

1709	Audiovisual notes from Kodak.	TX0000485585	1980-05-27	Eastman Kodak Company

1710	Audiovisual notes from Kodak	TX0000255381	1979-05-11	Eastman Kodak Company

1711	Book marks : news for people who sell	TX0001129698	1983-05-19	Eastman Kodak Company
Kodak books.

1712	Book marks : news for people who sell	TX0001129697	1983-05-19	Eastman Kodak Company
Kodak books.

1713	Bookmarks : news for people who sell	TX0001009392	1982-10-07	Eastman Kodak Company
Kodak books.

1714	Bookmarks : news for people who sell	TX0000718696	1981-06-23	Eastman Kodak Company
Kodak books.

1715	Camera trace / William A. Triggs, editor].	TX0001334498	1984-03-02	Eastman Kodak Company

1716	Cameras in the curriculum : an N E	TX0001248609	1983-12-19	Eastman Kodak Company
A/Kodak program.

1717	Compass / Vince Giummo, editor].	TX0001192673	1983-08-30	Eastman Kodak Company

1718	Compass / Vince Giummo, editor].	TX0000967563	1982-09-07	Eastman Kodak Company

1719	Compass / Vince Giummo, editor].	TX0000981935	1982-09-07	Eastman Kodak Company

1720	Compass / Vince Giummo, editor].	TX0000999221	1982-10-05	Eastman Kodak Company

1721	Compass / Vince Giummo, editor].	TX0001129699	1983-05-19	Eastman Kodak Company

1722	Compass / Vince Giummo, editor].	TX0000660467	1981-03-26	Eastman Kodak Company

1723	Compass / Vince Giummo, editor].	TX0000716959	1981-06-23	Eastman Kodak Company

1724	Compass / Vince Giummo, editor].	TX0000777830	1981-10-09	Eastman Kodak Company

1725	Compass / Vince Giummo, editor].	TX0001085730	1983-03-14	Eastman Kodak Company

1726	Current information summary / Customer	TX0000368593	1979-10-26	Eastman Kodak Company
Technical Services, Eastman Kodak
Company.

1727	Current information summary / Customer	TX0000390349	1979-12-17	Eastman Kodak Company
Technical Services, Eastman Kodak
Company.

1728	Data release.	TX0000985649	1982-09-07	Eastman Kodak Company

1729	Data release.	TX0000969858	1982-09-07	Eastman Kodak Company

1730	Data release.	TX0001021342	1982-11-15	Eastman Kodak Company

1731	Data release.	TX0000985650	1982-09-07	Eastman Kodak Company

1732	Data release.	TX0000323952	1979-08-31	Eastman Kodak Company

1733	Data release.	TX0000323948	1979-08-30	Eastman Kodak Company

1734	Dental radiography and photography /	TX0001252191	1983-12-19	Eastman Kodak Company
editor, Robert E. Silha.

1735	Dental radiography and photography /	TX0001271596	1983-11-01	Eastman Kodak Company
editor, Robert E. Silha.

1736	Dental radiography and photography /	TX0001271599	1983-11-01	Eastman Kodak Company
editor, Robert E. Silha.

1737	Dental radiography and photography /	TX0001271600	1983-11-01	Eastman Kodak Company
editor, Robert E. Silha.

1738	Dental radiography and photography /	TX0001271598	1983-11-01	Eastman Kodak Company
editor, Robert E. Silha.

1739	Dental radiography and photography /	TX0001257281	1983-12-19	Eastman Kodak Company
editor, Robert E. Silha.

1740	Dental radiography and photography /	TX0001252204	1983-12-19	Eastman Kodak Company
editor, Robert E. Silha.

1741	Dental radiography and photography /	TX0001271597	1983-11-01	Eastman Kodak Company
editor, Robert E. Silha.

1742	Dental radiography and photography /	TX0000484602	1980-05-27	Eastman Kodak Company
editor, Robert E. Silha.

1743	Dental radiography and photography /	TX0000615752	1980-06-23	Eastman Kodak Company
editor, Robert E. Silha.

1744	Dental radiography and photography /	TX0000662618	1981-03-26	Eastman Kodak Company
editor, Robert E. Silha.

1745	Dental radiography and photography /	TX0000035644	1978-05-05	Eastman Kodak Company
editor, Robert E. Silha.

1746	Dental radiography and photography /	TX0000118554	1978-09-25;	Eastman Kodak Company
editor, Robert E. Silha.

1747	Dental radiography and photography /	TX0000195695	1979-01-12	Eastman Kodak Company
editor, Robert E. Silha.

1748	Dental radiography and photography /	TX0000195694	1979-01-12	Eastman Kodak Company
editor, Robert E. Silha.

1749	Desk calendar / by the editors of Eastman	TX0000594059	1980-12-05	Eastman Kodak Company
Kodak Company.

1750	Directory of silver services / Kodak	TX0001021340	1982-11-15	Eastman Kodak Company

1751	Eastman Kodak Company ... annual	TX0001194336	1983-08-19	Eastman Kodak Company
report.

1752	Eastman Kodak Company ... annual	TX0001194337	1983-08-19	Eastman Kodak Company
report.

1753	Eastman Kodak Company ... annual	TX0001194338	1983-08-19	Eastman Kodak Company
report.

1754	Eastman Kodak Company ... annual	TX0000471699	1980-05-14	Eastman Kodak Company
report.

1755	Eastman Kodak Company ... annual	TX0000227407	1979-03-26	Eastman Kodak Company
report.

1756	Eastman Kodak Company ... annual	TX0000076859	1978-04-10	Eastman Kodak Company
report.

1757	Eastman organic chemical bulletin.	TX0000402340	1980-01-21	Eastman Kodak Company

1758	Eastman organic chemical bulletin.	TX0000368590	1979-10-26	Eastman Kodak Company

1759	Eastman organic chemical bulletin	TX0000035370	1978-04-14	Eastman Kodak Company

1760	Eastman organic chemical bulletin	TX0000169727	1978-12-26	Eastman Kodak Company

1761	Eastman organic chemicals : catalog &	TX0000195696	1979-01-12	Eastman Kodak Company
price list.

1762	Eastman organic chemicals catalog.	TX0000063341	1978-05-26	Eastman Kodak Company
Supplement.

1763	Financial statistics : graphic arts dealers.	TX0000323957	1979-08-30	Eastman Kodak Company

1764	Financial statistics : professional	TX0000323956	1979-08-30	Eastman Kodak Company
finishers.

1765	Financial statistics : school finishers.	TX0000323958	1979-08-30	Eastman Kodak Company

1766	Financial statistics : X-ray dealers.	TX0000323955	1979-08-30	Eastman Kodak Company

1767	Functional group index of Eastman	TX0000185179	1979-01-12	Eastman Kodak Company
organic chemicals : an Eastman
dataservice publication.

1768	Graphics newsletter.	TX0000279270	1979-06-21	Eastman Kodak Company

1769	Graphics newsletter.	TX0000279268	1979-06-21	Eastman Kodak Company

1770	Graphics newsletter.	TX0000368596	1979-10-25	Eastman Kodak Company

1771	Graphics newsletter.	TX0000368591	1979-10-26	Eastman Kodak Company

1772	Graphics newsletter.	TX0000134139	1978-10-16	Eastman Kodak Company

1773	Graphics newsletter.	TX0000174982	1978-12-26	Eastman Kodak Company

1774	Graphics newsletter : for use of Kodak	TX0000489928	1980-05-27	Eastman Kodak Company
personnel and distributors of Kodak
products only / Eastman Kodak
International Sales Company, Inc. ;
[edited by Walter J. Manzek and Deanna
Tiefenthal].

1775	Graphics newsletter : for use of Kodak	TX0000402345	1980-01-21	Eastman Kodak Company
personnel and distributors of Kodak
products only / Eastman Kodak
International Sales Company, Inc. ;
[edited by Walter J. Manzek and Deanna
Tiefenthal].

1776	Here’s how : [techniques for outstanding	TX0000442323	1980-01-21	Eastman Kodak Company
pictures].

1777	Index to Kodak information.	TX0001495619	1984-12-31	Eastman Kodak Company

1778	Index to Kodak information.	TX0001118304	1983-05-19	Eastman Kodak Company

1779	Index to Kodak information.	TX0000986217	1982-09-20	Eastman Kodak Company

1780	Index to Kodak information.	TX0000720511	1981-06-23	Eastman Kodak Company

1781	Index to Kodak information.	TX0000489931	1980-05-27	Eastman Kodak Company

1782	Interface ....	TX0000064818	1978-06-12	Eastman Kodak Company

1783	International photography / Kodak.	TX0000984528	1982-09-07	Eastman Kodak Company

1784	International photography / Kodak.	TX0000792831	1981-10-13	Eastman Kodak Company

1785	International photography / Kodak.	TX0001085735	1983-03-14	Eastman Kodak Company

1786	International photography / Kodak.	TX0000980529	1982-09-07	Eastman Kodak Company

1787	International photography / Kodak.	TX0000793667	1981-10-13	Eastman Kodak Company

1788	Kodak A V equipment memo : technical	TX0001009393	1982-10-07	Eastman Kodak Company
information about audiovisual equipment.

1789	Kodak A V equipment memo : technical	TX0000778869	1981-10-13	Eastman Kodak Company
information about audiovisual equipment.

1790	Kodak audiovisual products catalog	TX0001635399	1985-07-22	Eastman Kodak Company
1791	Kodak bulletin for the graphic arts.	TX0000599790	1980-12-04	Eastman Kodak Company

1792	Kodak catalog of educational materials ...	TX0001137171	1983-05-18	Eastman Kodak Company

1793	Kodak centennial desk calendar ...	TX0000319921	1979-07-02	Eastman Kodak Company

1794	Kodak color notes : a series of pamphlets	TX0000778695	1981-10-09	Eastman Kodak Company
on new techniques for photomechanical
color reproduction

1795	Kodak color notes : a series of pamphlets	TX0001085731	1983-03-14	Eastman Kodak Company
on new techniques for photomechanical
color reproduction

1796	Kodak color notes : a series of pamphlets	TX0000986305	1982-09-07	Eastman Kodak Company
on new techniques for photomechanical
color reproduction

1797	Kodak color notes : a series of pamphlets	TX0000604408	1980-12-04	Eastman Kodak Company
on new techniques for photomechanical
color reproduction.

1798	Kodak color notes : a series of pamphlets	TX0000368594	1979-10-26	Eastman Kodak Company
on new techniques for photomechanical
color reproduction.

1799	Kodak compass : reproduction	TX0000514215	1980-06-23	Eastman Kodak Company
processes/materials/industry news.

1800	Kodak compass : reproduction	TX0000509718	1980-06-23	Eastman Kodak Company
processes/materials/industry news.

1801	Kodak compass : reproduction	TX0000509717	1980-06-23	Eastman Kodak Company
processes/materials/industry news.

1802	Kodak compass : reproduction	TX0000250165	1979-05-11	Eastman Kodak Company
processes/materials/industry news.

1803	Kodak compass : reproduction	TX0000250167	1979-05-11	Eastman Kodak Company
processes/materials/industry news.

1804	Kodak compass : reproduction	TX0000268624	1979-06-07	Eastman Kodak Company
processes/materials/industry news.

1805	Kodak compass : reproduction	TX0000403619	1980-01-21	Eastman Kodak Company
processes/materials/industry news.

1806	Kodak compass : reproduction	TX0000038209	1978-05-05	Eastman Kodak Company
processes/materials/industry news.

1807	Kodak compass : reproduction	TX0000063340	1978-05-26	Eastman Kodak Company
processes/materials/industry news.

1808	Kodak compass : reproduction	TX0000118555	1978-09-25	Eastman Kodak Company
processes/materials/industry news.

1809	Kodak compass : reproduction	TX0000185178	1979-01-12	Eastman Kodak Company
processes/materials/industry news.

1810	Kodak customer service pamphlet.	TX0001119160	1983-05-19	Eastman Kodak Company

1811	Kodak customer service pamphlet.	TX0001137145	1983-05-18	Eastman Kodak Company

1812	Kodak customer service pamphlet.	TX0001137150	1983-05-18	Eastman Kodak Company

1813	Kodak customer service pamphlet.	TX0001009391	1982-10-07	Eastman Kodak Company

1814	Kodak customer service pamphlet.	TX0000678967	1981-03-26	Eastman Kodak Company

1815	Kodak customer service pamphlet.	TX0000588341	1980-12-04	Eastman Kodak Company

1816	Kodak customer service pamphlet.	TX0000588340	1980-12-04	Eastman Kodak Company

1817	Kodak customer service pamphlet.	TX0000273621	1979-06-07	Eastman Kodak Company

1818	Kodak dental X-ray products.	TX0000513995	1980-06-23	Eastman Kodak Company

1819	Kodak dental X-ray products . : list	TX0000268407	1979-06-07	Eastman Kodak Company
prices.

1820	Kodak desk calendar . / by the editors of	TX0000791110	1981-10-13	Eastman Kodak Company
Eastman Kodak Company.

1821	Kodak highlights.	TX0001193393	1983-08-19	Eastman Kodak Company

1822	Kodak highlights.	TX0000474173	1980-05-14	Eastman Kodak Company

1823	Kodak highlights.	TX0000227406	1979-03-26	Eastman Kodak Company

1824	Kodak highlights.	TX0000442324	1980-01-21	Eastman Kodak Company

1825	Kodak highlights.	TX0000401877	1980-01-17	Eastman Kodak Company

1826	Kodak highlights.	TX0000076855	1978-04-10	Eastman Kodak Company

1827	Kodak highlights.	TX0000064816	1978-06-12	Eastman Kodak Company

1828	Kodak highlights.	TX0000101444	1978-09-11	Eastman Kodak Company

1829	Kodak highlights.	TX0000150374	1978-12-01	Eastman Kodak Company

1830	Kodak information ... index.	TX0000227408	1979-03-26	Eastman Kodak Company

1831	Kodak laboratory chemicals bulletin.	TX0001600545	1985-06-24	Eastman Kodak Company

1832	Kodak laboratory chemicals bulletin.	TX0000984542	1982-09-07	Eastman Kodak Company

1833	Kodak laboratory chemicals bulletin.	TX0000471694	1980-05-14	Eastman Kodak Company

1834	Kodak laboratory chemicals : catalog &	TX0001632108	1985-08-12	Eastman Kodak Company
price list : a Kodak dataservice catalog.

1835	Kodak laboratory chemicals : catalog &	TX0001170431	1983-03-11	Eastman Kodak Company
price list : a Kodak dataservice catalog.

1836	Kodak laboratory chemicals : catalog &	TX0000666590	1981-03-26	Eastman Kodak Company
price list : a Kodak dataservice catalog.

1837	Kodak newsletter for professional	TX0000781875	1981-10-13	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

1838	Kodak newsletter for professional	TX0001108503	1983-05-18	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

1839	Kodak photographic products . : index	TX0000255383	1979-05-11	Eastman Kodak Company
update.

1840	Kodak photonews.	TX0001481845	1984-12-31	Eastman Kodak Company

1841	Kodak photonews.	TX0001492038	1984-12-26	Eastman Kodak Company

1842	Kodak photonews.	TX0001175794	1983-08-29	Eastman Kodak Company

1843	Kodak photonews.	TX0001233016	1983-11-18	Eastman Kodak Company

1844	Kodak photonews.	TX0001233017	1983-11-18	Eastman Kodak Company

1845	Kodak photonews.	TX0000999170	1981-10-05	Eastman Kodak Company

1846	Kodak photonews.	TX0001119163	1983-05-19	Eastman Kodak Company

1847	Kodak photonews.	TX0001136579	1983-05-18	Eastman Kodak Company

1848	Kodak photonews.	TX0001108788	1983-05-18	Eastman Kodak Company

1849	Kodak photonews.	TX0000400495	1980-01-21	Eastman Kodak Company

1850	Kodak photonews.	TX0000599777	1980-12-04	Eastman Kodak Company

1851	Kodak photonews.	TX0000662610	1981-03-26	Eastman Kodak Company

1852	Kodak photonews.	TX0000325075	1979-08-31	Eastman Kodak Company

1853	Kodak photonews.	TX0000093425	1978-08-07	Eastman Kodak Company

1854	Kodak photonews.	TX0000134137	1978-10-31	Eastman Kodak Company

1855	Kodak Precision Line plate L P P.	TX0000400494	1980-01-21	Eastman Kodak Company

1856	Kodak studio light.	TX0000242373	1979-04-20	Eastman Kodak Company

1857	Kodak studio light.	TX0000148711	1978-12-01	Eastman Kodak Company

1858	Kodak studio light.	TX0000014322	1978-03-10	Eastman Kodak Company

1859	Kodak studio light / Jim Collinsworth,	TX0000778863	1981-10-13	Eastman Kodak Company
editor].

1860	Kodak studio light / Jim Collinsworth,	TX0000778825	1981-10-13	Eastman Kodak Company
editor].

1861	Kodak studio light / Jim Collinsworth,	TX0001236016	1983-05-18	Eastman Kodak Company
editor].

1862	Kodak studio light / Jim Collinsworth,	TX0000778862	1981-10-13	Eastman Kodak Company
editor].

1863	Kodak studio light / Jim Collinsworth,	TX0000778870	1981-10-13	Eastman Kodak Company
editor].

1864	Kodak studio light / Jim Collinsworth,	TX0000390365	1979-12-17	Eastman Kodak Company
editor].

1865	Kodak studio light / Jim Collinsworth,	TX0000390353	1979-12-17	Eastman Kodak Company
editor].

1866	Kodak Tech Bits.	TX0003564509	1993-09-20	Eastman Kodak Company

1867	Kodak Tech Bits.	TX0003709537	1993-09-20	Eastman Kodak Company

1868	Kodak Tech Bits.	TX0002423587	1988-10-07	Eastman Kodak Company

1869	Kodak Tech Bits.	TX0002378190	1988-08-10	Eastman Kodak Company

1870	Kodak Tech Bits.	TX0002419708	1988-10-07	Eastman Kodak Company

1871	Kodak Tech Bits.	TX0000092962	1978-07-14	Eastman Kodak Company

1872	Kodak Tech Bits.	TX0000101457	1978-09-11	Eastman Kodak Company

1873	Kodak Tech Bits.	TX0000150375	1978-11-13	Eastman Kodak Company

1874	Kodak Tech Bits.	TX0000185177	1979-01-12	Eastman Kodak Company

1875	Kodak Tech Bits : a publication for	TX0001507882	1984-12-26	Eastman Kodak Company
scientists and engineers.

1876	Kodak Tech Bits : a publication for	TX0000969859	1982-09-07	Eastman Kodak Company
scientists and engineers.

1877	Kodak Tech Bits : a publication for	TX0001009395	1982-10-07	Eastman Kodak Company
scientists and engineers.

1878	Kodak Tech Bits : a publication for	TX0000720510	1981-06-23	Eastman Kodak Company
scientists and engineers.

1879	Kodak Tech Bits : a publication for	TX0000778694	1981-10-09	Eastman Kodak Company
scientists and engineers.

1880	Kodak Tech Bits : a publication for	TX0001085732	1983-03-14	Eastman Kodak Company
scientists and engineers.

1881	Kodak Tech Bits : a publication for	TX0000985607	1982-09-07	Eastman Kodak Company
scientists and engineers.

1882	Kodak Tech Bits : a publication for	TX0000518586	1980-08-04	Eastman Kodak Company
scientists and engineers.

1883	Kodak Tech Bits : a publication for	TX0000604126	1980-12-04	Eastman Kodak Company
scientists and engineers.

1884	Kodak Tech Bits : a publication for	TX0000662612	1981-03-26	Eastman Kodak Company
scientists and engineers.

1885	Kodak Tech Bits : a publication for	TX0000662617	1981-03-26	Eastman Kodak Company
scientists and engineers.

1886	Kodak Tech Bits : a publication for	TX0000288522	1979-07-02	Eastman Kodak Company
scientists and engineers.

1887	Kodak Tech Bits : a publication for	TX0000368589	1979-10-17	Eastman Kodak Company
scientists and engineers.

1888	Kodak Tech Bits : a publication for	TX0000390357	1979-12-17	Eastman Kodak Company
scientists and engineers.

1889	Kodak Tech Bits : a publication for	TX0000403620	1980-01-21	Eastman Kodak Company
scientists and engineers.

1890	Kodak tips : technical information for	TX0000471700	1980-05-14	Eastman Kodak Company
photographic systems.

1891	Kodak tips : technical information for	TX0000479160	1980-05-15	Eastman Kodak Company
photographic systems.

1892	Kodak tips : technical information for	TX0000509719	1980-06-23	Eastman Kodak Company
photographic systems.

1893	Kodak tips : technical information for	TX0000221702	1979-03-26	Eastman Kodak Company
photographic systems.

1894	Kodak tips : technical information for	TX0000250162	1979-02-27	Eastman Kodak Company
photographic systems.

1895	Kodak tips : technical information for	TX0000242371	1979-04-20	Eastman Kodak Company
photographic systems.

1896	Kodak tips : technical information for	TX0000291844	1979-07-02	Eastman Kodak Company
photographic systems.

1897	Kodak tips : technical information for	TX0000323949	1979-08-30	Eastman Kodak Company
photographic systems.

1898	Kodak tips : technical information for	TX0000329253	1979-08-31	Eastman Kodak Company
photographic systems.

1899	Kodak tips : technical information for	TX0000368599	1979-10-31	Eastman Kodak Company
photographic systems.

1900	Kodak tips : technical information for	TX0000019314	1978-03-10	Eastman Kodak Company
photographic systems.

1901	Kodak tips : technical information for	TX0000042043	1978-04-14	Eastman Kodak Company
photographic systems.

1902	Kodak tips : technical information for	TX0000064817	1978-06-12	Eastman Kodak Company
photographic systems.

1903	Kodak tips : technical information for	TX0000092720	1978-08-07	Eastman Kodak Company
photographic systems.

1904	Kodak tips : technical information for	TX0000134140	1978-10-16	Eastman Kodak Company
photographic systems.

1905	Kodak tips : technical information for	TX0000169651	1978-12-26	Eastman Kodak Company
photographic systems.

1906	Kodak tips : technical information for	TX0000216619	1979-02-27	Eastman Kodak Company
photographic systems.

1907	Kodak X-Omat products.	TX0000324327	1979-07-02	Eastman Kodak Company

1908	Kodak X-Omat products.	TX0000401876	1979-12-17	Eastman Kodak Company

1909	Kodak X-Omatic cassettes, X-Omatic	TX0000323950	1979-08-31	Eastman Kodak Company
screens, Lanex screens, Min-R cassette ....

1910	Kodak X-ray products list prices / Health	TX0000324588	1979-08-30	Eastman Kodak Company
Sciences Markets Division, Eastman
Kodak Company.

1911	Kodakery / [editor-in-chief, Ron Wiley	TX0000646589	1981-03-04	Eastman Kodak Company
... et al.].

1912	Kodakery / [editor-in-chief, Ron Wiley	TX0000646588	1981-03-04	Eastman Kodak Company
... et al.].

1913	Kodakery / [editor-in-chief, Ron Wiley	TX0000646587	1981-03-04	Eastman Kodak Company
... et al.].

1914	Kodakery / [editor-in-chief, Ron Wiley	TX0000646586	1981-03-04	Eastman Kodak Company
... et al.].

1915	Kodakery / [editor-in-chief, Ron Wiley	TX0000646585	1981-03-04	Eastman Kodak Company
... et al.].

1916	Kodakery / [editor-in-chief, Ron Wiley	TX0000646584	1981-03-04	Eastman Kodak Company
... et al.].

1917	Kodakery / [editor-in-chief, Ron Wiley	TX0000662616	1981-03-26	Eastman Kodak Company
... et al.].

1918	Kodakery / [editor-in-chief, Ron Wiley	TX0000662615	1981-03-26	Eastman Kodak Company
... et al.].

1919	Kodakery / [editor-in-chief, Ron Wiley	TX0000662614	1981-03-26	Eastman Kodak Company
... et al.].

1920	Kodakery / [editor-in-chief, Ron Wiley	TX0000662613	1981-03-26	Eastman Kodak Company
... et al.].

1921	Kodakery / [editor-in-chief, Ron Wiley	TX0000403617	1980-01-21	Eastman Kodak Company
... et al.].

1922	Kodakery / [editor-in-chief, Ron Wiley	TX0000403621	1980-01-21	Eastman Kodak Company
... et al.].

1923	Kodakery / [editor-in-chief, Ron Wiley	TX0000484597	1980-05-27	Eastman Kodak Company
... et al.].

1924	Kodakery / [editor-in-chief, Ron Wiley	TX0000484596	1980-05-27	Eastman Kodak Company
... et al.].

1925	Kodakery / [editor-in-chief, Ron Wiley	TX0000484595	1980-05-27	Eastman Kodak Company
... et al.].

1926	Kodakery / [editor-in-chief, Ron Wiley	TX0000484594	1980-05-27	Eastman Kodak Company
... et al.].

1927	Kodakery / [editor-in-chief, Ron Wiley	TX0000484593	1980-05-27	Eastman Kodak Company
... et al.].

1928	Kodakery / [editor-in-chief, Ron Wiley	TX0000484592	1980-05-27	Eastman Kodak Company
... et al.].

1929	Kodakery / [editor-in-chief, Ron Wiley	TX0000484591	1980-05-27	Eastman Kodak Company
... et al.].

1930	Kodakery / [editor-in-chief, Ron Wiley	TX0000484590	1980-05-27	Eastman Kodak Company
... et al.].

1931	Kodakery / [editor-in-chief, Ron Wiley	TX0000484589	1980-05-27	Eastman Kodak Company
... et al.].

1932	Kodakery / [editor-in-chief, Ron Wiley	TX0000484588	1980-05-27	Eastman Kodak Company
... et al.].

1933	Kodakery / [editor-in-chief, Ron Wiley	TX0000484598	1980-05-27	Eastman Kodak Company
... et al.].

1934	Kodakery / [editor-in-chief, Ron Wiley	TX0000484599	1980-05-27	Eastman Kodak Company
... et al.].

1935	Kodakery / [editor-in-chief, Ron Wiley	TX0000484601	1980-05-27	Eastman Kodak Company
... et al.].

1936	Kodakery / [editor-in-chief, Ron Wiley	TX0000484600	1980-05-27	Eastman Kodak Company
... et al.].

1937	Kodakery / [editor-in-chief, Ron Wiley	TX0000484605	1980-05-27	Eastman Kodak Company
... et al.].

1938	Kodakery / [editor-in-chief, Ron Wiley	TX0000484604	1980-05-27	Eastman Kodak Company
... et al.].

1939	Kodakery / [editor-in-chief, Ron Wiley	TX0000484603	1980-05-27	Eastman Kodak Company
... et al.].

1940	Kodakery / [editor-in-chief, Ron Wiley	TX0000489929	1980-05-27	Eastman Kodak Company
... et al.].

1941	Kodakery / [editor-in-chief, Ron Wiley	TX0000597140	1980-11-17	Eastman Kodak Company
... et al.].

1942	Kodakery / [editor-in-chief, Ron Wiley	TX0000599786	1980-12-04	Eastman Kodak Company
... et al.].

1943	Kodakery / [editor-in-chief, Ron Wiley	TX0000597139	1980-11-17	Eastman Kodak Company
... et al.].

1944	Kodakery / [editor-in-chief, Ron Wiley	TX0000597138	1980-11-17	Eastman Kodak Company
... et al.].

1945	Kodakery / [editor-in-chief, Ron Wiley	TX0000597137	1980-11-17	Eastman Kodak Company
... et al.].

1946	Kodakery / [editor-in-chief, Ron Wiley	TX0000597136	1980-11-17	Eastman Kodak Company
... et al.].

1947	Kodakery / [editor-in-chief, Ron Wiley	TX0000597135	1980-11-17	Eastman Kodak Company
... et al.].

1948	Kodakery / [editor-in-chief, Ron Wiley	TX0000597134	1980-11-17	Eastman Kodak Company
... et al.].

1949	Kodakery / [editor-in-chief, Ron Wiley	TX0000597133	1980-11-17	Eastman Kodak Company
... et al.].

1950	Kodakery / [editor-in-chief, Ron Wiley	TX0000597132	1980-11-17	Eastman Kodak Company
... et al.].

1951	Kodakery / [editor-in-chief, Ron Wiley	TX0000597131	1980-11-17	Eastman Kodak Company
... et al.].

1952	Kodakery / [editor-in-chief, Ron Wiley	TX0000597130	1980-11-17	Eastman Kodak Company
... et al.].

1953	Kodakery / [editor-in-chief, Ron Wiley	TX0000599776	1980-12-04	Eastman Kodak Company
... et al.].

1954	Kodakery / [editor-in-chief, Ron Wiley	TX0000599779	1980-12-04	Eastman Kodak Company
... et al.].

1955	Kodakery / [editor-in-chief, Ron Wiley	TX0000599778	1980-12-04	Eastman Kodak Company
... et al.].

1956	Kodakery / [editor-in-chief, Ron Wiley	TX0000599781	1980-12-04	Eastman Kodak Company
... et al.].

1957	Kodakery / [editor-in-chief, Ron Wiley	TX0000599780	1980-12-04	Eastman Kodak Company
... et al.].

1958	Kodakery / [editor-in-chief, Ron Wiley	TX0000599782	1980-12-04	Eastman Kodak Company
... et al.].

1959	Kodakery / [editor-in-chief, Ron Wiley	TX0000599783	1980-12-04	Eastman Kodak Company
... et al.].

1960	Kodakery / [editor-in-chief, Ron Wiley	TX0000599784	1980-12-04	Eastman Kodak Company
... et al.].

1961	Kodakery / [editor-in-chief, Ron Wiley	TX0000599785	1980-12-04	Eastman Kodak Company
... et al.].

1962	Kodakery / [editor-in-chief, Ron Wiley	TX0000599787	1980-12-04	Eastman Kodak Company
... et al.].

1963	Kodakery / [editor-in-chief, Ron Wiley	TX0000646592	1981-03-04	Eastman Kodak Company
... et al.].

1964	Kodakery / [editor-in-chief, Ron Wiley	TX0000646591	1981-03-04	Eastman Kodak Company
... et al.].

1965	Kodakery / [editor-in-chief, Ron Wiley	TX0000646590	1981-03-04	Eastman Kodak Company
... et al.].

1966	Kodakery / [editor-in-chief, Ron Wiley	TX0000322458	1979-08-31	Eastman Kodak Company
... et al.].

1967	Kodakery / [editor-in-chief, Ron Wiley	TX0000322457	1979-08-31	Eastman Kodak Company
... et al.].

1968	Kodakery / [editor-in-chief, Ron Wiley	TX0000322456	1979-08-31	Eastman Kodak Company
... et al.].

1969	Kodakery / [editor-in-chief, Ron Wiley	TX0000322455	1979-08-31	Eastman Kodak Company
... et al.].

1970	Kodakery / [editor-in-chief, Ron Wiley	TX0000322454	1979-08-31	Eastman Kodak Company
... et al.].

1971	Kodakery / [editor-in-chief, Ron Wiley	TX0000322453	1979-08-31	Eastman Kodak Company
... et al.].

1972	Kodakery / [editor-in-chief, Ron Wiley	TX0000322465	1979-08-31	Eastman Kodak Company
... et al.].

1973	Kodakery / [editor-in-chief, Ron Wiley	TX0000322464	1979-08-31	Eastman Kodak Company
... et al.].

1974	Kodakery / [editor-in-chief, Ron Wiley	TX0000322463	1979-08-31	Eastman Kodak Company
... et al.].

1975	Kodakery / [editor-in-chief, Ron Wiley	TX0000322462	1979-08-31	Eastman Kodak Company
... et al.].

1976	Kodakery / [editor-in-chief, Ron Wiley	TX0000322461	1979-08-31	Eastman Kodak Company
... et al.].

1977	Kodakery / [editor-in-chief, Ron Wiley	TX0000322460	1979-08-31	Eastman Kodak Company
... et al.].

1978	Kodakery / [editor-in-chief, Ron Wiley	TX0000322459	1979-08-31	Eastman Kodak Company
... et al.].

1979	Kodakery / [editor-in-chief, Ron Wiley	TX0000322473	1979-08-31	Eastman Kodak Company
... et al.].

1980	Kodakery / [editor-in-chief, Ron Wiley	TX0000322472	1979-08-31	Eastman Kodak Company
... et al.].

1981	Kodakery / [editor-in-chief, Ron Wiley	TX0000322471	1979-08-31	Eastman Kodak Company
... et al.].

1982	Kodakery / [editor-in-chief, Ron Wiley	TX0000322470	1979-08-31	Eastman Kodak Company
... et al.].

1983	Kodakery / [editor-in-chief, Ron Wiley	TX0000322469	1979-08-31	Eastman Kodak Company
... et al.].

1984	Kodakery / [editor-in-chief, Ron Wiley	TX0000322468	1979-08-31	Eastman Kodak Company
... et al.].

1985	Kodakery / [editor-in-chief, Ron Wiley	TX0000322466	1979-08-31	Eastman Kodak Company
... et al.].

1986	Kodakery / [editor-in-chief, Ron Wiley	TX0000322467	1979-08-31	Eastman Kodak Company
... et al.].

1987	Kodakery / [editor-in-chief, Ron Wiley	TX0000322484	1979-08-31	Eastman Kodak Company
... et al.].

1988	Kodakery / [editor-in-chief, Ron Wiley	TX0000322483	1979-08-31	Eastman Kodak Company
... et al.].

1989	Kodakery / [editor-in-chief, Ron Wiley	TX0000322482	1979-08-31	Eastman Kodak Company
... et al.].

1990	Kodakery / [editor-in-chief, Ron Wiley	TX0000322481	1979-08-31	Eastman Kodak Company
... et al.].

1991	Kodakery / [editor-in-chief, Ron Wiley	TX0000322480	1979-08-31	Eastman Kodak Company
... et al.].

1992	Kodakery / [editor-in-chief, Ron Wiley	TX0000322479	1979-08-31	Eastman Kodak Company
... et al.].

1993	Kodakery / [editor-in-chief, Ron Wiley	TX0000322478	1979-08-31	Eastman Kodak Company
... et al.].

1994	Kodakery / [editor-in-chief, Ron Wiley	TX0000322477	1979-08-31	Eastman Kodak Company
... et al.].

1995	Kodakery / [editor-in-chief, Ron Wiley	TX0000322476	1979-08-31	Eastman Kodak Company
... et al.].

1996	Kodakery / [editor-in-chief, Ron Wiley	TX0000322475	1979-08-31	Eastman Kodak Company
... et al.].

1997	Kodakery / [editor-in-chief, Ron Wiley	TX0000322474	1979-08-31	Eastman Kodak Company
... et al.].

1998	Kodakery / [editor-in-chief, Ron Wiley	TX0000368601	1979-10-26	Eastman Kodak Company
... et al.].

1999	Kodakery / [editor-in-chief, Ron Wiley	TX0000349780	1979-10-17	Eastman Kodak Company
... et al.].

2000	Kodakery / [editor-in-chief, Ron Wiley	TX0000368600	1979-10-31	Eastman Kodak Company
... et al.].

2001	Kodakery / [editor-in-chief, Ron Wiley	TX0000390364	1979-12-17	Eastman Kodak Company
... et al.].

2002	Kodakery / [editor-in-chief, Ron Wiley	TX0000390363	1979-12-17	Eastman Kodak Company
... et al.].

2003	Kodakery / [editor-in-chief, Ron Wiley	TX0000403618	1980-01-21	Eastman Kodak Company
... et al.].

2004	Kodakery / [editor-in-chief, Ron Wiley	TX0000035368	1978-04-13	Eastman Kodak Company
... et al.].

2005	Kodakery / [editor-in-chief, Ron Wiley	TX0000035369	1978-04-13	Eastman Kodak Company
... et al.].

2006	Kodakery / [editor-in-chief, Ron Wiley	TX0000035367	1978-04-13	Eastman Kodak Company
... et al.].

2007	Kodakery / [editor-in-chief, Ron Wiley	TX0000035645	1978-04-13	Eastman Kodak Company
... et al.].

2008	Kodakery / [editor-in-chief, Ron Wiley	TX0000035646	1978-04-13	Eastman Kodak Company
... et al.].

2009	Kodakery / [editor-in-chief, Ron Wiley	TX0000035647	1978-04-13	Eastman Kodak Company
... et al.].

2010	Kodakery / [editor-in-chief, Ron Wiley	TX0000035648	1978-04-13	Eastman Kodak Company
... et al.].

2011	Kodakery / [editor-in-chief, Ron Wiley	TX0000035651	1978-04-13	Eastman Kodak Company
... et al.].

2012	Kodakery / [editor-in-chief, Ron Wiley	TX0000035650	1978-04-13	Eastman Kodak Company
... et al.].

2013	Kodakery / [editor-in-chief, Ron Wiley	TX0000035649	1978-04-13	Eastman Kodak Company
... et al.].

2014	Kodakery / [editor-in-chief, Ron Wiley	TX0000268620	1978-09-20	Eastman Kodak Company
... et al.].

2015	Kodakery / [editor-in-chief, Ron Wiley	TX0000268619	1978-09-20	Eastman Kodak Company
... et al.].

2016	Kodakery / [editor-in-chief, Ron Wiley	TX0000256748	1978-09-20	Eastman Kodak Company
... et al.].

2017	Kodakery / [editor-in-chief, Ron Wiley	TX0000256749	1978-09-20	Eastman Kodak Company
... et al.].

2018	Kodakery / [editor-in-chief, Ron Wiley	TX0000256732	1978-09-20	Eastman Kodak Company
... et al.].

2019	Kodakery / [editor-in-chief, Ron Wiley	TX0000256733	1978-09-20	Eastman Kodak Company
... et al.].

2020	Kodakery / [editor-in-chief, Ron Wiley	TX0000256734	1978-09-20	Eastman Kodak Company
... et al.].

2021	Kodakery / [editor-in-chief, Ron Wiley	TX0000256735	1978-09-20	Eastman Kodak Company
... et al.].

2022	Kodakery / [editor-in-chief, Ron Wiley	TX0000256736	1978-09-20	Eastman Kodak Company
... et al.].

2023	Kodakery / [editor-in-chief, Ron Wiley	TX0000256737	1978-09-20	Eastman Kodak Company
... et al.].

2024	Kodakery / [editor-in-chief, Ron Wiley	TX0000256738	1978-09-20	Eastman Kodak Company
... et al.].

2025	Kodakery / [editor-in-chief, Ron Wiley	TX0000256739	1978-09-20	Eastman Kodak Company
... et al.].

2026	Kodakery / [editor-in-chief, Ron Wiley	TX0000256740	1978-09-20	Eastman Kodak Company
... et al.].

2027	Kodakery / [editor-in-chief, Ron Wiley	TX0000256741	1978-09-20	Eastman Kodak Company
... et al.].

2028	Kodakery / [editor-in-chief, Ron Wiley	TX0000256742	1978-09-20	Eastman Kodak Company
... et al.].

2029	Kodakery / [editor-in-chief, Ron Wiley	TX0000256743	1978-09-20	Eastman Kodak Company
... et al.].

2030	Kodakery / [editor-in-chief, Ron Wiley	TX0000256744	1978-09-20	Eastman Kodak Company
... et al.].

2031	Kodakery / [editor-in-chief, Ron Wiley	TX0000256745	1978-09-20	Eastman Kodak Company
... et al.].

2032	Kodakery / [editor-in-chief, Ron Wiley	TX0000256746	1978-09-20	Eastman Kodak Company
... et al.].

2033	Kodakery / [editor-in-chief, Ron Wiley	TX0000256747	1978-09-20	Eastman Kodak Company
... et al.].

2034	Kodakery / [editor-in-chief, Ron Wiley	TX0000249177	1979-01-02	Eastman Kodak Company
... et al.].

2035	Kodakery / [editor-in-chief, Ron Wiley	TX0000249176	1979-01-02	Eastman Kodak Company
... et al.].

2036	Kodakery / [editor-in-chief, Ron Wiley	TX0000249163	1979-01-02	Eastman Kodak Company
... et al.].

2037	Kodakery / [editor-in-chief, Ron Wiley	TX0000249170	1979-01-02	Eastman Kodak Company
... et al.].

2038	Kodakery / [editor-in-chief, Ron Wiley	TX0000249164	1979-01-02	Eastman Kodak Company
... et al.].

2039	Kodakery / [editor-in-chief, Ron Wiley	TX0000249169	1979-01-02	Eastman Kodak Company
... et al.].

2040	Kodakery / [editor-in-chief, Ron Wiley	TX0000249168	1979-01-02	Eastman Kodak Company
... et al.].

2041	Kodakery / [editor-in-chief, Ron Wiley	TX0000249165	1979-01-02	Eastman Kodak Company
... et al.].

2042	Kodakery / [editor-in-chief, Ron Wiley	TX0000249167	1979-01-02	Eastman Kodak Company
... et al.].

2043	Kodakery / [editor-in-chief, Ron Wiley	TX0000249166	1979-01-02	Eastman Kodak Company
... et al.].

2044	Kodakery / [editor-in-chief, Ron Wiley	TX0000249171	1979-01-02	Eastman Kodak Company
... et al.].

2045	Kodakery / [editor-in-chief, Ron Wiley	TX0000249172	1979-01-02	Eastman Kodak Company
... et al.].

2046	Kodakery / [editor-in-chief, Ron Wiley	TX0000249173	1979-01-02	Eastman Kodak Company
... et al.].

2047	Kodakery / [editor-in-chief, Ron Wiley	TX0000249174	1979-01-02	Eastman Kodak Company
... et al.].

2048	Kodakery / [editor-in-chief, Ron Wiley	TX0000249175	1979-01-02	Eastman Kodak Company
... et al.].

2049	Kodakery / [editor-in-chief, Ron Wiley	TX0000092719	1978-01-05	Eastman Kodak Company
... et al.].

2050	Kodakery / [editor-in-chief, Ron Wiley	TX0000079251	1978-01-05	Eastman Kodak Company
... et al.].

2051	Kodakery / [editor-in-chief, Ron Wiley	TX0000079252	1978-01-05	Eastman Kodak Company
... et al.].

2052	Kodakery / [editor-in-chief, Ron Wiley	TX0000079272	1978-01-05	Eastman Kodak Company
... et al.].

2053	Kodakery / [editor-in-chief, Ron Wiley	TX0000079271	1978-01-05	Eastman Kodak Company
... et al.].

2054	Kodakery / [editor-in-chief, Ron Wiley	TX0000079270	1978-01-05	Eastman Kodak Company
... et al.].

2055	Kodakery / [editor-in-chief, Ron Wiley	TX0000079269	1978-01-05	Eastman Kodak Company
... et al.].

2056	Kodakery / [editor-in-chief, Ron Wiley	TX0000079268	1978-01-05	Eastman Kodak Company
... et al.].

2057	Kodakery / [editor-in-chief, Ron Wiley	TX0000079267	1978-01-05	Eastman Kodak Company
... et al.].

2058	Kodakery / [editor-in-chief, Ron Wiley	TX0000079266	1978-01-05	Eastman Kodak Company
... et al.].

2059	Kodakery / [editor-in-chief, Ron Wiley	TX0000079265	1978-01-05	Eastman Kodak Company
... et al.].

2060	Kodakery / [editor-in-chief, Ron Wiley	TX0000079264	1978-01-05	Eastman Kodak Company
... et al.].

2061	Kodakery / [editor-in-chief, Ron Wiley	TX0000079263	1978-01-05	Eastman Kodak Company
... et al.].

2062	Kodakery / [editor-in-chief, Ron Wiley	TX0000079262	1978-01-05	Eastman Kodak Company
... et al.].

2063	Kodakery / [editor-in-chief, Ron Wiley	TX0000079261	1978-01-05	Eastman Kodak Company
... et al.].

2064	Kodakery / [editor-in-chief, Ron Wiley	TX0000079260	1978-01-05	Eastman Kodak Company
... et al.].

2065	Kodakery / [editor-in-chief, Ron Wiley	TX0000079259	1978-01-05	Eastman Kodak Company
... et al.].

2066	Kodakery / [editor-in-chief, Ron Wiley	TX0000079258	1978-01-05	Eastman Kodak Company
... et al.].

2067	Kodakery / [editor-in-chief, Ron Wiley	TX0000079257	1978-01-05	Eastman Kodak Company
... et al.].

2068	Kodakery / [editor-in-chief, Ron Wiley	TX0000079256	1978-01-05	Eastman Kodak Company
... et al.].

2069	Kodakery / [editor-in-chief, Ron Wiley	TX0000079255	1978-01-05	Eastman Kodak Company
... et al.].

2070	Kodakery / [editor-in-chief, Ron Wiley	TX0000079254	1978-01-05	Eastman Kodak Company
... et al.].

2071	Kodakery / [editor-in-chief, Ron Wiley	TX0000079253	1978-01-05	Eastman Kodak Company
... et al.].

2072	Kodakery / [editor-in-chief, Ron Wiley	TX0000095516	1978-01-05	Eastman Kodak Company
... et al.].

2073	Kodakery / [editor-in-chief, Ron Wiley	TX0000092717	1978-01-05	Eastman Kodak Company
... et al.].

2074	Kodakery / [editor-in-chief, Ron Wiley	TX0000092718	1978-01-05	Eastman Kodak Company
... et al.].

2075	Kodakery / [editor-in-chief, Ron Wiley	TX0000092710	1978-01-05	Eastman Kodak Company
... et al.].

2076	Kodakery / [editor-in-chief, Ron Wiley	TX0000092711	1978-01-05	Eastman Kodak Company
... et al.].

2077	Kodakery / [editor-in-chief, Ron Wiley	TX0000092712	1978-01-05	Eastman Kodak Company
... et al.].

2078	Kodakery / [editor-in-chief, Ron Wiley	TX0000092713	1978-01-05	Eastman Kodak Company
... et al.].

2079	Kodakery / [editor-in-chief, Ron Wiley	TX0000092714	1978-01-05	Eastman Kodak Company
... et al.].

2080	Kodakery / [editor-in-chief, Ron Wiley	TX0000092716	1978-01-05	Eastman Kodak Company
... et al.].

2081	Kodakery / [editor-in-chief, Ron Wiley	TX0000092715	1978-01-05	Eastman Kodak Company
... et al.].

2082	Kodakery / [editor-in-chief, Ron Wiley	TX0000092708	1978-01-05	Eastman Kodak Company
... et al.].

2083	Kodakery / [editor-in-chief, Ron Wiley	TX0000092707	1978-01-05	Eastman Kodak Company
... et al.].

2084	Kodakery / [editor-in-chief, Ron Wiley	TX0000092706	1978-01-05	Eastman Kodak Company
... et al.].

2085	Kodakery / [editor-in-chief, Ron Wiley	TX0000092705	1978-01-05	Eastman Kodak Company
... et al.].

2086	Kodakery / [editor-in-chief, Ron Wiley	TX0000092704	1978-01-05	Eastman Kodak Company
... et al.].

2087	Kodakery / [editor-in-chief, Ron Wiley	TX0000092703	1978-01-05	Eastman Kodak Company
... et al.].

2088	Kodakery / [editor-in-chief, Ron Wiley	TX0000092702	1978-01-05	Eastman Kodak Company
... et al.].

2089	Kodakery / [editor-in-chief, Ron Wiley	TX0000092701	1978-01-05	Eastman Kodak Company
... et al.].

2090	Kodakery / [editor-in-chief, Ron Wiley	TX0000092700	1978-01-05	Eastman Kodak Company
... et al.].

2091	Kodakery / [editor-in-chief, Ron Wiley	TX0000092699	1978-01-05	Eastman Kodak Company
... et al.].

2092	Kodakery / [editor-in-chief, Ron Wiley	TX0000092698	1978-01-05	Eastman Kodak Company
... et al.].

2093	Kodakery / [editor-in-chief, Ron Wiley	TX0000092709	1978-01-05	Eastman Kodak Company
... et al.].

2094	Kodakery international = Kodakery	TX0000646593	1981-03-04	Eastman Kodak Company
internacional / Ron Wiley, editor-in-chief,
Kaye Lechleitner, editor.

2095	Kodakery international = Kodakery	TX0000662609	1981-03-26	Eastman Kodak Company
internacional / Ron Wiley, editor-in-chief,
Kaye Lechleitner, editor.

2096	Kodakery international / Ron Wiley,	TX0000631665	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2097	Kodakery international / Ron Wiley,	TX0000631664	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2098	Kodakery international / Ron Wiley,	TX0000631663	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2099	Kodakery international / Ron Wiley,	TX0000631662	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2100	Kodakery international / Ron Wiley,	TX0000631661	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2101	Kodakery international / Ron Wiley,	TX0000631660	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2102	Kodakery international / Ron Wiley,	TX0000631659	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2103	Kodakery international / Ron Wiley,	TX0000631658	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2104	Kodakery international / Ron Wiley,	TX0000631657	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2105	Kodakery international / Ron Wiley,	TX0000631656	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2106	Kodakery international / Ron Wiley,	TX0000631655	1980-12-04	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2107	Kodakery international / Ron Wiley,	TX0000368577	1979-10-22	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2108	Kodakery international / Ron Wiley,	TX0000368578	1979-10-22	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2109	Kodakery international / Ron Wiley,	TX0000368575	1979-10-22	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2110	Kodakery international / Ron Wiley,	TX0000368574	1979-10-22	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2111	Kodakery international / Ron Wiley,	TX0000368576	1979-10-22	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2112	Kodakery international / Ron Wiley,	TX0000368573	1979-10-22	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2113	Kodakery international / Ron Wiley,	TX0000400500	1980-01-21	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2114	Kodakery international / Ron Wiley,	TX0000400497	1980-01-21	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2115	Kodakery international / Ron Wiley,	TX0000400493	1980-01-21	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2116	Kodakery international / Ron Wiley,	TX0000400498	1980-01-21	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2117	Kodakery international / Ron Wiley,	TX0000400499	1980-01-21	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2118	Kodakery international / Ron Wiley,	TX0000400496	1980-01-21	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2119	Kodakery international / Ron Wiley,	TX0000249151	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2120	Kodakery international / Ron Wiley,	TX0000249152	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2121	Kodakery international / Ron Wiley,	TX0000249153	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2122	Kodakery international / Ron Wiley,	TX0000249154	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2123	Kodakery international / Ron Wiley,	TX0000249155	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2124	Kodakery international / Ron Wiley,	TX0000249156	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2125	Kodakery international / Ron Wiley,	TX0000249157	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2126	Kodakery international / Ron Wiley,	TX0000249158	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2127	Kodakery international / Ron Wiley,	TX0000249159	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2128	Kodakery international / Ron Wiley,	TX0000249160	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2129	Kodakery international / Ron Wiley,	TX0000249161	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2130	Kodakery international / Ron Wiley,	TX0000249162	1979-01-18	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2131	Kodakery international / Ron Wiley,	TX0000035374	1978-04-12	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2132	Kodakery international / Ron Wiley,	TX0000035371	1978-04-12	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2133	Kodakery international / Ron Wiley,	TX0000035375	1978-04-12	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2134	Kodakery international / Ron Wiley,	TX0000035376	1978-04-12	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2135	Kodakery international / Ron Wiley,	TX0000035372	1978-04-12	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2136	Kodakery international / Ron Wiley,	TX0000035373	1978-04-12	Eastman Kodak Company
editor-in-chief, Kaye Lechleitner, editor.

2137	Medical radiography and photography /	TX0001600546	1985-06-24	Eastman Kodak Company
[editor, Alice R. Russell].

2138	Medical radiography and photography /	TX0002568189	1989-05-22	Eastman Kodak Company
[editor, Alice R. Russell].

2139	Medical radiography and photography /	TX0001259554	1983-12-19	Eastman Kodak Company
[editor, Alice R. Russell].

2140	Medical radiography and photography /	TX0000785811	1981-10-09	Eastman Kodak Company
[editor, Alice R. Russell].

2141	Medical radiography and photography /	TX0001257138	1983-12-19	Eastman Kodak Company
[editor, Alice R. Russell].

2142	Medical radiography and photography /	TX0000670845	1980-06-26	Eastman Kodak Company
[editor, Alice R. Russell].

2143	Medical radiography and photography /	TX0001223450	1980-10-31	Eastman Kodak Company
[editor, Alice R. Russell].

2144	Medical radiography and photography /	TX0000297176	1979-07-23	Eastman Kodak Company
[editor, Alice R. Russell].

2145	Medical radiography and photography /	TX0000442326	1980-01-21	Eastman Kodak Company
[editor, Alice R. Russell].

2146	Medical radiography and photography /	TX0000014317	1978-02-24	Eastman Kodak Company
[editor, Alice R. Russell].

2147	Medical radiography and photography /	TX0000150377	1978-11-13	Eastman Kodak Company
[editor, Alice R. Russell].

2148	Molecular formula index of Eastman	TX0000214571	1979-02-27	Eastman Kodak Company
organic chemicals catalog number

2149	Montage : imagination in learning : a	TX0001597172	1985-06-17	Eastman Kodak Company
newsletter for educators from Kodak.

2150	Montage : imagination in learning : a	TX0001308064	1984-03-02	Eastman Kodak Company
newsletter for educators from Kodak.

2151	Montage : imagination in learning : a	TX0001493389	1984-12-26	Eastman Kodak Company
newsletter for educators from Kodak.

2152	Montage : imagination in learning : a	TX0001493390	1984-12-26	Eastman Kodak Company
newsletter for educators from Kodak.

2153	Montage : imagination in learning : a	TX0001119164	1983-05-19	Eastman Kodak Company
newsletter for educators from Kodak.

2154	Montage : imagination in learning : a	TX0001196369	1983-08-29	Eastman Kodak Company
newsletter for educators from Kodak.

2155	Montage : imagination in learning : a	TX0001271479	1983-12-12	Eastman Kodak Company
newsletter for educators from Kodak.

2156	Montage : imagination in learning : a	TX0000984544	1982-09-07	Eastman Kodak Company
newsletter for educators from Kodak.

2157	Montage : imagination in learning : a	TX0000984543	1982-09-07	Eastman Kodak Company
newsletter for educators from Kodak.

2158	Montage : imagination in learning : a	TX0001006308	1982-11-15	Eastman Kodak Company
newsletter for educators from Kodak.

2159	Montage : imagination in learning : a	TX0000647636	1981-03-04	Eastman Kodak Company
newsletter for educators from Kodak.

2160	Montage : imagination in learning : a	TX0000751422	1981-07-21	Eastman Kodak Company
newsletter for educators from Kodak.

2161	Montage : imagination in learning : a	TX0001108502	1983-05-18	Eastman Kodak Company
newsletter for educators from Kodak.

2162	Montage : imagination in learning : a	TX0000489930	1980-05-27	Eastman Kodak Company
newsletter for educators from Kodak.

2163	Montage : imagination in learning : a	TX0000489927	1980-05-27	Eastman Kodak Company
newsletter for educators from Kodak.

2164	Montage : imagination in learning : a	TX0000599789	1980-12-04	Eastman Kodak Company
newsletter for educators from Kodak.

2165	Montage : imagination in learning : a	TX0000268623	1979-06-07	Eastman Kodak Company
newsletter for educators from Kodak.

2166	Montage : imagination in learning : a	TX0000489926	1980-05-27	Eastman Kodak Company
newsletter for educators from Kodak.

2167	Montage : imagination in learning : a	TX0000368598	1979-10-31	Eastman Kodak Company
newsletter for educators from Kodak.
2168	Montage : imagination in learning : a	TX0000268627	1979-06-07	Eastman Kodak Company
newsletter for educators from Kodak.

2169	Newsletter for graphic arts and	TX0000472745	1980-05-14	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2170	Newsletter for graphic arts and	TX0000471691	1980-05-14	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2171	Newsletter for graphic arts and	TX0000662620	1981-03-26	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2172	Newsletter for graphic arts and	TX0000244371	1979-03-26	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2173	Newsletter for graphic arts and	TX0000277768	1979-07-02	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2174	Newsletter for graphic arts and	TX0000329254	1979-08-31	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2175	Newsletter for graphic arts and	TX0000042042	1978-04-14	Eastman Kodak Company
photography instructors / Elizabeth
Eggleton, editor].

2176	Newsletter for photo educators.	TX0002378186	1988-08-10	Eastman Kodak Company

2177	Newsletter for photography instructors.	TX0002198527	1987-11-03	Eastman Kodak Company

2178	Newsletter for photography instructors.	TX0001593368	1985-06-17	Eastman Kodak Company

2179	Newsletter for professional photography	TX0001308063	1984-03-02	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2180	Newsletter for professional photography	TX0001612168	1984-12-26	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2181	Newsletter for professional photography	TX0001119161	1983-05-19	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2182	Newsletter for professional photography	TX0001199217	1983-08-29	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2183	Newsletter for professional photography	TX0001231625	1983-11-18	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2184	Newsletter for professional photography	TX0000989775	1982-10-07	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2185	Newsletter for professional photography	TX0000999222	1982-10-05	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2186	Newsletter for professional photography	TX0001022419	1982-11-29	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2187	Newsletter for professional photography	TX0001108504	1983-05-18	Eastman Kodak Company
instructors / Elizabeth Eggleton, editor].

2188	Numerical listing of Eastman organic	TX0000185180	1979-01-12	Eastman Kodak Company
chemicals : an Eastman dataservice
publication.

2189	Panorama.	TX0001493395	1984-12-26	Eastman Kodak Company

2190	Panorama.	TX0001493394	1984-12-26	Eastman Kodak Company

2191	Panorama.	TX0001493393	1984-12-26	Eastman Kodak Company

2192	Panorama.	TX0001129700	1983-05-19	Eastman Kodak Company

2193	Panorama.	TX0001195848	1983-08-30	Eastman Kodak Company

2194	Panorama.	TX0001231622	1983-11-18	Eastman Kodak Company

2195	Panorama.	TX0000966060	1982-09-07	Eastman Kodak Company

2196	Panorama.	TX0000966059	1982-09-07	Eastman Kodak Company

2197	Panorama.	TX0001014664	1982-11-15	Eastman Kodak Company

2198	Panorama.	TX0001129701	1983-05-19	Eastman Kodak Company

2199	Panorama.	TX0000718606	1981-06-23	Eastman Kodak Company

2200	Panorama.	TX0000778864	1981-10-13	Eastman Kodak Company

2201	Panorama.	TX0000778866	1981-10-09	Eastman Kodak Company

2202	Panorama.	TX0000966058	1982-09-07	Eastman Kodak Company

2203	Panorama.	TX0000471698	1980-05-14	Eastman Kodak Company

2204	Panorama.	TX0000518587	1980-08-04	Eastman Kodak Company

2205	Panorama.	TX0000662619	1981-03-26	Eastman Kodak Company

2206	Panorama.	TX0000442325	1980-01-21	Eastman Kodak Company

2207	Panorama.	TX0000221700	1979-03-26	Eastman Kodak Company

2208	Panorama.	TX0000291845	1979-07-23	Eastman Kodak Company

2209	Panorama.	TX0000368597	1979-10-17	Eastman Kodak Company

2210	Panorama.	TX0000040134	1978-04-14	Eastman Kodak Company

2211	Panorama.	TX0000092721	1978-07-14	Eastman Kodak Company

2212	Panorama.	TX0000113288	1978-09-11	Eastman Kodak Company

2213	Panorama.	TX0000148709	1978-12-01	Eastman Kodak Company

2214	Photo information bulletin :	TX0001119159	1983-05-19	Eastman Kodak Company
consumer/professional & finishing
markets / Eastman Kodak Company.

2215	Photo information bulletin :	TX0001016374	1982-11-15	Eastman Kodak Company
consumer/professional & finishing
markets / Eastman Kodak Company.

2216	Research magazine.	TX0002499176	1989-02-03	Eastman Kodak Company

2217	Scientific publications / from Eastman	TX0000519933	1980-06-23	Eastman Kodak Company
Kodak Laboratories.

2218	SPR contact / Professional and Finishing	TX0000308542	1979-07-23	Eastman Kodak Company
Markets Division.

2219	Survey of motion picture, still	TX0001005567	1982-10-07	Eastman Kodak Company
photography, and graphic arts instruction
: in American and Canadian colleges,
universities, technical institutes, and
schools of photography / by John Mercer.

2220	Technical sales representatives.	TX0000368566	1979-10-25	Eastman Kodak Company

2221	Texas Eastman news : [a newspaper for	TX0000007811	1978-02-03	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2222	Texas Eastman news : [a newspaper for	TX0000007810	1978-02-03	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2223	Texas Eastman news : [a newspaper for	TX0000004808	1978-02-13	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2224	Texas Eastman news : [a newspaper for	TX0000028677	1978-02-27	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2225	Texas Eastman news : [a newspaper for	TX0000019315	1978-03-14	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2226	Texas Eastman news : [a newspaper for	TX0000019317	1978-03-29	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2227	Texas Eastman news : [a newspaper for	TX0000060768	1978-04-10	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2228	Texas Eastman news : [a newspaper for	TX0000036933	1978-04-24	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2229	Texas Eastman news : [a newspaper for	TX0000047975	1978-05-08	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2230	Texas Eastman news : [a newspaper for	TX0000043310	1978-05-22	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2231	Texas Eastman news : [a newspaper for	TX0000082310	1978-06-06	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2232	Texas Eastman news : [a newspaper for	TX0000055479	1978-06-19	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2233	Texas Eastman news : [a newspaper for	TX0000058626	1978-07-03	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2234	Texas Eastman news : [a newspaper for	TX0000019316	1978-01-03	Eastman Kodak Company
the people of Texas Eastman,
manufacturer of plastics and chemicals] /
editor, Don Millsap.

2235	Tips net results : news from the Kodak	TX0000965460	1982-09-07	Eastman Kodak Company
technical assitance network.

2236	Tips net results : news from the Kodak	TX0001013729	1982-11-22	Eastman Kodak Company
technical assitance network.

2237	TIPS : technical information for	TX0001312300	1984-03-02	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2238	TIPS : technical information for	TX0001489389	1984-12-26	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2239	TIPS : technical information for	TX0001489366	1984-12-26	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2240	TIPS : technical information for	TX0001489288	1984-12-26	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2241	TIPS : technical information for	TX0001489287	1984-12-26	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2242	TIPS : technical information for	TX0001119165	1983-05-19	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2243	TIPS : technical information for	TX0001119166	1983-05-19	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2244	TIPS : technical information for	TX0001269217	1983-12-12	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2245	TIPS : technical information for	TX0001271223	1983-12-12	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2246	TIPS : technical information for	TX0001271224	1983-12-12	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2247	TIPS : technical information for	TX0001312299	1984-03-02	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2248	TIPS : technical information for	TX0000965457	1982-09-07	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2249	TIPS : technical information for	TX0000965459	1982-09-07	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2250	TIPS : technical information for	TX0000965458	1982-09-07	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2251	TIPS : technical information for	TX0000992129	1982-10-07	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2252	TIPS : technical information for	TX0001014663	1982-11-15	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2253	TIPS : technical information for	TX0001119162	1983-05-19	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2254	TIPS : technical information for	TX0000662611	1981-03-26	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2255	TIPS : technical information for	TX0000751414	1981-07-21	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2256	TIPS : technical information for	TX0000716808	1981-06-23	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2257	TIPS : technical information for	TX0000751413	1981-07-21	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2258	TIPS : technical information for	TX0000775983	1981-10-09	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2259	TIPS : technical information for	TX0001243062	1983-05-18	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2260	TIPS : technical information for	TX0000973508	1982-09-07	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2261	TIPS : technical information for	TX0000615751	1980-12-04	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2262	TIPS : technical information for	TX0000722490	1981-03-04	Eastman Kodak Company
photographic systems / Kodak ;
[compiled and edited by Edward W.
Morse ... et al.].

2263	TIPS : technical information for	TX0002198526	1987-11-03	Eastman Kodak Company
photographic systems / Professional
Photography Division.

2264	TIPS : technical information for	TX0002193662	1987-11-18	Eastman Kodak Company
photographic systems / Professional
Photography Division.

2265	TSR newsletter / Professional and	TX0000221701	1979-03-26	Eastman Kodak Company
Finishing Markets Division.

2266	TSR newsletter / Professional and	TX0000242370	1979-04-20	Eastman Kodak Company
Finishing Markets Division.

2267	TSR newsletter / Professional and	TX0000242372	1979-04-20	Eastman Kodak Company
Finishing Markets Division.

2268	TSR newsletter / Professional and	TX0000250164	1979-05-11	Eastman Kodak Company
Finishing Markets Division.

2269	TSR newsletter / Professional and	TX0000250163	1979-05-11	Eastman Kodak Company
Finishing Markets Division.

2270	TSR newsletter / Professional and	TX0000250168	1979-05-11	Eastman Kodak Company
Finishing Markets Division.

2271	TSR newsletter / Professional and	TX0000250166	1979-05-11	Eastman Kodak Company
Finishing Markets Division.

2272	TSR newsletter / Professional and	TX0000268626	1979-06-07	Eastman Kodak Company
Finishing Markets Division.

2273	TSR newsletter / Professional and	TX0000268625	1979-06-07	Eastman Kodak Company
Finishing Markets Division.

2274	TSR newsletter / Professional and	TX0000279265	1979-06-21	Eastman Kodak Company
Finishing Markets Division.

2275	TSR newsletter / Professional and	TX0000279264	1979-06-21	Eastman Kodak Company
Finishing Markets Division.

2276	TSR newsletter / Professional and	TX0000282521	1979-07-02	Eastman Kodak Company
Finishing Markets Division.

2277	TSR newsletter / Professional and	TX0000279266	1979-06-21	Eastman Kodak Company
	Finishing Markets Division.

2278	TSR newsletter / Professional and	TX0000275493	1979-07-02	Eastman Kodak Company
	Finishing Markets Division.

2279	TSR newsletter / Professional and	TX0000308544	1979-07-23	Eastman Kodak Company
	Finishing Markets Division.

2280	TSR newsletter / Professional and	TX0000308543	1979-07-23	Eastman Kodak Company
	Finishing Markets Division.

2281	TSR newsletter / Professional and	TX0000323953	1979-08-30	Eastman Kodak Company
	Finishing Markets Division.

2282	TSR newsletter / Professional and	TX0000323960	1979-08-30	Eastman Kodak Company
	Finishing Markets Division.

2283	TSR newsletter / Professional and	TX0000323954	1979-08-30	Eastman Kodak Company
	Finishing Markets Division.

2284	TSR newsletter / Professional and	TX0000329255	1979-08-31	Eastman Kodak Company
	Finishing Markets Division.

2285	TSR newsletter / Professional and	TX0000323951	1979-08-31	Eastman Kodak Company
	Finishing Markets Division.

2286	TSR newsletter / Professional and	TX0000402342	1979-10-26	Eastman Kodak Company
	Finishing Markets Division.

2287	TSR newsletter / Professional and	TX0000368602	1979-10-17	Eastman Kodak Company
	Finishing Markets Division.

2288	TSR newsletter / Professional and	TX0000349781	1979-10-17	Eastman Kodak Company
	Finishing Markets Division.

2289	TSR newsletter / Professional and	TX0000349782	1979-10-17	Eastman Kodak Company
	Finishing Markets Division.

2290	TSRunner / Robert A. LeBlanc.	TX0000992130	1982-10-07	Eastman Kodak Company

2291	Your programs from Kodak . : audio-	TX0000107685	1978-09-11	Eastman Kodak Company
	visual library distribution.

2292	Your programs from Kodak . : [catalog].	TX0001588016	1985-06-17	Eastman Kodak Company

2293	Your programs from Kodak . : [catalog].	TX0001233018	1983-11-18	Eastman Kodak Company

2294	Your programs from Kodak . : [catalog].	TX0000442322	1980-01-21	Eastman Kodak Company

2295	Camera trace / William A. Triggs, editor].	CSN0052402	1984	Eastman Kodak Company

2296	Cameras in the curriculum : an N E	CSN0052398	1984	Eastman Kodak Company
	A/Kodak program.

2297	Current information summary / Customer	CSN0020509	1980	Eastman Kodak Company
	Technical Services, Eastman Kodak
	Company.

2298	Dental radiography and photography /	CSN0002192	1984	Eastman Kodak Company
	editor, Robert E. Silha.

2299	Dental radiography and photography /	CSN0002192	1979	Eastman Kodak Company
	editor, Robert E. Silha.

2300	Here’s how : [techniques for outstanding	CSN0025660	1980	Eastman Kodak Company
	pictures].

2301	Index to Kodak information.	CSN0025849	1985	Eastman Kodak Company

2302	International photography / Kodak.	CSN0037651	1983	Eastman Kodak Company

2303	Kodak audiovisual products catalog.	CSN0062582	1985	Eastman Kodak Company

2304	Kodak catalog of educational materials	CSN0050281	1983	Eastman Kodak Company

2305	Kodak color notes : a series of pamphlets	CSN0021606	1983	Eastman Kodak Company
	on new techniques for photomechanical
	color reproduction.

2306	Kodak color notes : a series of pamphlets	CSN0021606	1982	Eastman Kodak Company
	on new techniques for photomechanical
	color reproduction.

2307	Kodak customer service pamphlet.	CSN0017175	1982	Eastman Kodak Company

2308	Kodak laboratory chemicals : catalog &	CSN0033923	1983	Eastman Kodak Company
	price list : a Kodak dataservice catalog.

2309	Kodak newsletter for professional	CSN0037796	1983	Eastman Kodak Company
	photography instructors / Elizabeth
	Eggleton, editor].

2310	Kodak photonews.	CSN0059511	1985	Eastman Kodak Company

2311	Kodak Precision Line plate L P P.	CSN0026065	1980	Eastman Kodak Company

2312	Kodak studio light / Jim Collinsworth,	CSN0026066	1984	Eastman Kodak Company
	editor].

2313	Kodak Tech Bits.	CSN0021607	1994	Eastman Kodak Company

2314	Kodak Tech Bits.	CSN0021607	1993	Eastman Kodak Company

2315	Kodak Tech Bits.	CSN0011829	1979	Eastman Kodak Company

2316	Kodak Tech Bits : a publication for	CSN0021607	1985	Eastman Kodak Company
	scientists and engineers.

2317	Kodak Tech Bits : a publication for	CSN0021607	1983	Eastman Kodak Company
	scientists and engineers.

2318	Kodak X-Omat products.	CSN0021609	1980	Eastman Kodak Company

2319	Medical radiography and photography.	CSN0004908	1989	Eastman Kodak Company

2320	Medical radiography and photography /	CSN0004908	1984	Eastman Kodak Company
	[editor, Alice R. Russell].

2321	Medical radiography and photography /	CSN0004908	1983	Eastman Kodak Company
	[editor, Alice R. Russell].

2322	Newsletter for graphic arts and	CSN0005415	1981	Eastman Kodak Company
	photography instructors / Elizabeth
	Eggleton, editor].

2323	Newsletter for photography instructors.	CSN0062884	1988	Eastman Kodak Company

2324	Newsletter for photography instructors.	CSN0062884	1985	Eastman Kodak Company

2325	Newsletter for professional photography	CSN0044848	1985	Eastman Kodak Company
	instructors / Elizabeth Eggleton, editor].

2326	Panorama.	CSN0026859	1985	Eastman Kodak Company

2327	Research magazine.	CSN0083195	1989	Eastman Kodak Company

2328	Scientific publications / from Eastman	CSN0031212	1980	Eastman Kodak Company
	Kodak Laboratories.

2329	TIPS : technical information for	CSN0035399	1985	Eastman Kodak Company
	photographic systems / Kodak ;
	[compiled and edited by Edward W.
	Morse ... et al.].

2330	TIPS : technical information for	CSN0035399	1985	Eastman Kodak Company
	photographic systems / Professional
	Photography Division [of Eastman Kodak
	Company].

2331	Your programs from Kodak . : audio-	CSN0014730	1980	Eastman Kodak Company
	visual library distribution.

2332	Part of the picture / words by Ken Ashby	PAu000133078	1979-08-10	Eastman Kodak Company
	and Paul Colwell ; music by Ken Ashby,
	Paul Colwell & Herbert Allen

2333	Manual of local anesthesia in dentistry.	TX0000521094	1980-08-04	Eastman Kodak Company

2334	Moderator’s implementation guide	TX0000934895	1982-07-06	Eastman Kodak Company

2335	Manual of local anesthesia in general	R335272	1964-04-09	Eastman Kodak Company
	dentistry

2336	The theory of the photographic process	A0000907479	1977-10-03	Eastman Kodak Company
	Fourth Edition

2337	Kodak pocket guide to 35 mm	TX0001129007	1983-06-09	Eastmann [sic] Kodak
	photography / by the editors of Eastman			Company
Kodak Company ; [editor, Susan Victor].

2338	Everyday Pictures : because the best	CSN0132146	2001	Eastman Kodak &
	moments in life happen every day.			Meredith Corporation

2339	Everyday Pictures : because the best	CSN0132146	2000	Eastman Kodak &
	moments in life happen every day.			Meredith Corporation

2340	Everyday Pictures : because the best	TX0005193278	2000-09-22	Eastman Kodak &
	moments in life happen every day.			Meredith Corporation

2341	Everyday Pictures : because the best	TX0005308424	2001-02-02	Eastman Kodak &
	moments in life happen every day.			Meredith Corporation

2342	Everyday Pictures : because the best	TX0005308305	2001-02-02	Eastman Kodak &
	moments in life happen every day.			Meredith Corporation

2343	Everyday pictures : because the best	TX0005439509	2001-11-02	Eastman Kodak, Meredith
	moments in life happen every day :			Corporation
special advertising section.

2344	Kodak Halloween memories.	TX0005343180	2001-02-02	Meredith Corporation &
Eastman Kodak

2345	Kodak holiday gift ideas.	TX0005343179	2001-02-02	Meredith Corporation &
Eastman Kodak

Claims Asserted

Patents with Challenged Claims

•	European Opposition: EP1157829: Opposition began May 11, 2007. Pending.

•	European Opposition: EP1989058: Opposition began September 30, 2010. Pending.

•	European Opposition: EP1996408: Opposition began March 24, 2010. Pending.

33

Agreements with a Claim of Breach

Cases	Date Opened	Type of Action	Asserted Patents	Trial Date	Outside Counsel	Opposing Counsel
Kodak v. Kyocera (WDNY) (6:10cv6334)	6/22/2010	Breach of Contract	N/A	8/12/13	Wilmer Hale	Morrison & Foerster

Kodak v. Asia Optical (SDNY) (11-cv-6036) On Appeal to 2nd Circuit.	8/26/2011 (filed)	Breach of Contract	N/A	Appeal fully briefed. No argument date set.	Wilmer Hale	Hughes, Hubbard & Reed

Kodak v. Altek (SDNY) (12-cv-0246)	1/12/2012 (filed)	Breach of Contract	N/A	Trial date not yet scheduled	Wilmer Hale	Orrick, Herrington & Sutcliffe

Kodak v. Ricoh Company, Ltd. (SDNY) (12-cv-3109)	4/19/12 (filed)	Breach of Contract	N/A	Trial date not yet scheduled	Wilmer Hale	Morrison & Foerster

34

SCHEDULE V

LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,

JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL

IDENTIFICATION NUMBER

Grantor	Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational ID number
Section 31. Eastman Kodak Company	343 State Street Rochester, New York 14650	Corporation	New Jersey	3590801000

Creo Manufacturing America LLC	1821 Logan Avenue Cheyenne, WY 82001	LLC	Wyoming	200400460497

Eastman Kodak International Capital Company, Inc.	343 State Street Rochester, NY 14650	Corporation	Delaware	0675517

Far East Development Ltd.	343 State Street Rochester, NY 14650	Corporation	Delaware	0899514

FPC Inc.	6721 Romaine Street Los Angeles, CA 90038	Corporation	California	C0957735

Kodak (Near East), Inc.	343 State Street Rochester, NY 14650	Corporation	New York	N/A

35

Grantor	Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational ID number
Kodak Americas, Ltd.	343 State Street Rochester, NY 14650	Corporation	New York	N/A

Kodak Aviation Leasing LLC	343 State Street Rochester, NY 14650	LLC	Delaware	3241322

Kodak Imaging Network, Inc.	343 State Street Rochester, NY 14650	Corporation	Delaware	3059736

Kodak Philippines, Ltd.	343 State Street Rochester, NY 14650	Corporation	New York	N/A

Kodak Portuguesa Limited	343 State Street Rochester, NY 14650	Corporation	New York	N/A

Kodak Realty, Inc.	343 State Street Rochester, NY 14650	Corporation	New York	N/A

Laser-Pacific Media Corporation	343 State Street Rochester, NY 14650	Corporation	Delaware	2236415

36

Grantor	Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational ID number
NPEC Inc.	343 State Street Rochester, NY 14650	Corporation	California	C1513754

Pakon, Inc.	251 E. Ohio Street Suite 500 Indianapolis, IN 46204	Corporation	Indiana	198507-375

Qualex Inc.	4020 Stirrup Creek Drive, Suite 100, Durham, NC 27703	Corporation	Delaware	2133251

37

SCHEDULE VI

CHANGES IN NAME, LOCATION, ETC. WITHIN TWELVE MONTHS

PRIOR TO THE DATE OF THE AGREEMENT

Grantor	Previous Chief Executive Office	Type of Organization	Jurisdiction of Organization	Organizational ID Number
Creo Manufacturing America LLC	1720 Carey Avenue Cheyenne, WY 82001	LLC	Wyoming	200400460497

FPC Inc.	6721 Romaine Street Los Angeles, CA 90038	Corporation	California	C0957735

Kodak Imaging Network, Inc.	343 State Street Rochester, NY 14650	Corporation	Delaware	3059736

Pakon, Inc.	251 E. Ohio Street Suite 1100 Indianapolis, IN 46204	Corporation	Indiana	198507-375

38

SCHEDULE VII

LETTERS OF CREDIT

None.

39

SCHEDULE VIII

EQUIPMENT LOCATIONS

Grantor	Location
Eastman Kodak Company	Eastman Business Park 1964 & 1991 Lake Avenue Rochester, NY 14652

Eastman Kodak Company	Kodak Office 343 State Street Rochester, NY 14650

Eastman Kodak Company	Kodak Colorado 9952 Eastman Park Drive Windsor, CO 80551-1308

Eastman Kodak Company	One Polychrome Park Columbus, GA 31907-2934

Eastman Kodak Company	3000 Research Blvd Dayton, OH 45420

40

SCHEDULE IX

INVENTORY LOCATIONS

Grantor	Location
Eastman Kodak Company	Eastman Business Park Rochester, NY 14652

Eastman Kodak Company	2600 Manitou Road Rochester, NY 14624

Eastman Kodak Company	9952 Eastman Park Drive Windsor, CO 80551

Eastman Kodak Company	4585 Cargo Drive Columbus, GA 31907

Eastman Kodak Company	3000 Research Blvd Dayton, OH 45420

Eastman Kodak Company	4900 Creekside Parkway Lockbourne, OH 43137

Eastman Kodak Company	127 East Elk Trail Blvd Carol Stream, IL 60188

Eastman Kodak Company	12035 Moya Blvd Reno, NV 89506

Eastman Kodak Company	6721 Romaine Street Hollywood, CA 90028

1

SCHEDULE X

COMMERCIAL TORT CLAIMS

Case No.	Parties	Venue
3:10-CV-05452-SI

Epson Imaging Devices Corporation

Epson Electronics America, Inc.

Toshiba Corporation

Toshiba America Electronics Components, Inc.

Toshiba Mobile Display Technology Co., Ltd.

AU Optronics Corporation

AU Optronics Corporation America, Inc.

United States District Court for the Northern District of California

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Exhibit A to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated [            ], 2013, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as Agent (the “Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Eastman Kodak Company, a New Jersey corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement), has entered into a Debtor-in-Possession Credit Agreement dated as of March 22, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the U.S. Subsidiaries of the Company party hereto, each a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the banks, financial institutions and other institutional lenders from time to time party thereto and Wilmington Trust, National Association, as Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, as a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement, each Grantor has executed and delivered that certain Security Agreement dated March 22, 2013, made by the Grantors to the Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. In addition to the security interest set forth in the DIP Order, each Grantor hereby grants to the Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto;

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability

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of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

(iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. In addition to the security for the payment of the Secured Obligations to the Secured Parties provided by the DIP Order, the grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of all obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including interest accruing during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (including monetary obligations incurred during the pendency of the cases, regardless of whether allowed or allowable in such proceedings). Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor

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does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.

SECTION 7. Inconsistency. In the event of any inconsistency or conflict between the provisions of this Agreement and the DIP Order, the provisions of the DIP Order shall govern.

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IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

EASTMAN KODAK COMPANY

By
Name:
Title:

Address for Notices:

[NAME OF GRANTOR]

By
Name:
Title:

Address for Notices:

[NAME OF GRANTOR]

By
Name:
Title:

Address for Notices:

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Exhibit B to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated             , 2013, is made by the Person listed on the signature page hereof (the “Grantor”) in favor of Wilmington Trust, National Association, as Agent (the “Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Eastman Kodak Company, a New Jersey corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement), has entered into a Debtor-in-Possession Credit Agreement dated as of March 22, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the U.S. Subsidiaries of the Company party hereto, each a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the banks, financial institutions and other institutional lenders from time to time party thereto and Wilmington Trust, National Association, as Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated March 22, 2013 made by the Grantor and such other Persons to the Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated [            ], 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in the Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1. Grant of Security. In addition to the security interest set forth in the DIP Order, each Grantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto;

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability

1

of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

(iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing ‘or arising from any of the foregoing.

SECTION 2. Security for Obligations. In addition to the security for payment of the Secured Obligations to the Secured Parties provided by the DIP Order, the grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including interest accruing during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (including monetary obligations incurred during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings).

SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer to record this IP Security Agreement Supplement.

SECTION 4. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 5. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.

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SECTION 6. Inconsistency. In the event of any inconsistency or conflict between the provisions of this Agreement and the DIP Order, the provisions of the DIP Order shall govern.

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IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By
Name:
Title:

Address for Notices:

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Exhibit C to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Wilmington Trust, National Association, as the Agent for

the Secured Parties referred to in the

Credit Agreement referred to below

[                                         ]

Attn: [                                        ]

Eastman Kodak Company

Ladies and Gentlemen:

Reference is made to (i) the Debtor-in-Possession Credit Agreement dated as of March 22, 2013 (as amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eastman Kodak Company, a New Jersey corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement) (the “Company”), the U.S. Subsidiaries of the Company party thereto, each a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the banks, financial institutions and other institutional lenders from time to time party thereto and Wilmington Trust, National Association, as Agent (together with any successor Agent appointed pursuant to Article VIII of the Credit Agreement, the “Agent”), and as administrative agent for the Lenders, and (ii) the Security Agreement dated March 22, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

SECTION 1. Grant of Security. In addition to the security interest set forth in the DIP Order, the undersigned hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to its Collateral consisting of the following, in each case, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising (collectively, the undersigned’s “Collateral”): all Equipment, Inventory, Security Collateral (including, without limitation, the indebtedness set forth on Schedule A hereto and the securities and securities/deposit accounts set forth on Schedule B hereto), Receivables, Related Contracts, Agreement Collateral, Account Collateral (including the deposit accounts set forth on Schedule C hereto), Intellectual Property Collateral, all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of the undersigned pertaining to any of the undersigned’s Collateral, and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the undersigned’s Collateral

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(including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

SECTION 2. Security for Obligations. In addition to the security for the payment of the Secured Obligations to the Secured Parties provided by the DIP Order, the grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including interest accruing during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (including monetary obligations incurred during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings). Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Representations and Warranties. (a) The undersigned’s exact legal name, chief executive office, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule D hereto. Within the twelve months preceding the date hereof, the undersigned has not changed its name, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule E hereto except as set forth in Schedule F hereto.

(b) All Equipment having a value in excess of $5,000,000 and all Inventory having a value in excess of $5,000,000 as of the date hereof of the undersigned is located at the places specified therefor in Schedule H hereto.

(c) The undersigned is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule I hereto.

(d) The undersigned hereby makes each other representation and warranty set forth in Section 6 of the Security Agreement with respect to itself and the Collateral granted by it.

SECTION 4. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each

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reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.2

SECTION 6. Inconsistency. In the event of any inconsistency or conflict between the provisions of this Agreement and the DIP Order, the provisions of the DIP Order shall govern.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

2	If the Additional Grantor is not concurrently executing a guaranty or other Loan Document containing provisions relating to submission to jurisdiction and jury trial waiver, include them here.

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